                                                                                                          File No. 33-24962
                                                                                           Investment Company No.  811-5186

                       As filed with the Securities and Exchange Commission on May 1, 2002
                       --------------------------------------------------------------------

                                        SECURITIES AND EXCHANGE COMMISSION
                                              WASHINGTON, D.C. 20549

                                                     FORM N-1A

                              Registration Statement under The Securities Act of 1933

                                          Post-Effective Amendment No. 45

                          Registration Statement under The Investment Company Act of 1940

                                                 Amendment No. 47

                                              AMERICAN SKANDIA TRUST

                                (Exact Name of Registrant as Specified in Charter)

                                  One Corporate Drive, Shelton, Connecticut 06484
                                  -----------------------------------------------

                                (Address of Principal Executive Offices) (Zip Code)

                                                  (203) 926-1888
                                                  --------------
                               (Registrant's Telephone Number, Including Area Code)

                                       EDWARD P. MACDONALD, ESQ., SECRETARY
                                              AMERICAN SKANDIA TRUST
                                  ONE CORPORATE DRIVE, SHELTON, CONNECTICUT 06484
                                  -----------------------------------------------

                                      (Name and Address of Agent for Service)

                                                    Copies to:

                                              ROBERT K. FULTON, ESQ.
                                        STRADLEY RONON STEVENS & YOUNG, LLP
                               2600 ONE COMMERCE SQUARE, PHILADEPHIA, PA 19103-7098

                           It is proposed that this filing will become effective (check appropriate space)

                           _____   immediately upon filing pursuant to paragraph (b).
                           X____   on May 1, 2002 pursuant to paragraph (b) of rule 485.
                           _____   60 days after filing pursuant to paragraph (a)(1).
                           _____   on _______ pursuant to paragraph (a)(1).
                           _____   75 days after filing pursuant to paragraph (a)(2).
                           _____   on        pursuant to paragraph (a)(2) of rule 485.
                                      ------
                           _____   this post-effective amendment designates a new effective
                                   date for a previously filed post-effective amendment.

                   Shares of Beneficial Interest of the Various Series of American Skandia Trust
                                      (Title of Securities Being Registered)

PROSPECTUS                                                                                            May 1, 2002

                                              AMERICAN SKANDIA TRUST
                                  One Corporate Drive, Shelton, Connecticut 06484
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American  Skandia  Trust (the "Trust") is an  investment  company made up of the  following 41 separate  portfolios
("Portfolios"):

AST Strong International Equity Portfolio
AST Janus Overseas Growth Portfolio
AST American Century International Growth Portfolio
AST DeAM International Equity Portfolio
AST MFS Global Equity Portfolio
AST PBHG Small-Cap Growth Portfolio
AST DeAM Small-Cap Growth Portfolio
AST Federated Aggressive Growth Portfolio
AST Goldman Sachs Small-Cap Value Portfolio
AST Gabelli Small-Cap Value Portfolio
AST DeAM Small-Cap Value Portfolio
AST Janus Mid-Cap Growth Portfolio
AST Neuberger Berman Mid-Cap Growth Portfolio
AST Neuberger Berman Mid-Cap Value Portfolio
AST Alger All-Cap Growth Portfolio
AST Gabelli All-Cap Value Portfolio
AST T. Rowe Price Natural Resources Portfolio
AST Alliance Growth Portfolio
AST MFS Growth Portfolio
AST Marsico Capital Growth Portfolio
AST JanCap Growth Portfolio
AST DeAM Large-Cap Growth Portfolio
AST DeAM Large-Cap Value Portfolio
AST Alliance/Bernstein Growth + Value Portfolio
AST Sanford Bernstein Core Value Portfolio
AST Cohen & Steers Realty Portfolio
AST Sanford Bernstein Managed Index 500 Portfolio
AST American Century Income & Growth Portfolio
AST Alliance Growth and Income Portfolio
AST MFS Growth with Income Portfolio
AST INVESCO Equity Income Portfolio
AST DeAM Global Allocation Portfolio
AST American Century Strategic Balanced Portfolio
AST T. Rowe Price Asset Allocation Portfolio
AST T. Rowe Price Global Bond Portfolio
AST Federated High Yield Portfolio
AST Lord Abbett Bond-Debenture Portfolio
AST DeAM Bond Portfolio
AST PIMCO Total Return Bond Portfolio
AST PIMCO Limited Maturity Bond Portfolio
AST Money Market Portfolio

ASTFUNDPROS

THESE  SECURITIES  HAVE NOT BEEN APPROVED OR  DISAPPROVED  BY THE  SECURITIES  AND EXCHANGE  COMMISSION NOR HAS THE
COMMISSION  PASSED UPON THE  ACCURACY  OR ADEQUACY OF THIS  PROSPECTUS.  ANY  REPRESENTATION  TO THE  CONTRARY IS A
CRIMINAL OFFENSE.

The Trust is an investment  vehicle for life insurance  companies  ("Participating  Insurance  Companies")  writing variable  annuity  contracts and variable life  insurance  policies.  Shares of the Trust may also be sold directly to certain  tax-deferred  retirement  plans.  Each variable  annuity  contract and variable life  insurance  policy involves fees and expenses not described in this  Prospectus.  Please read the Prospectus for the variable  annuity contract and variable life insurance  policy for information  regarding the contract or policy,  including its fees and expenses.

The Trust has received an order from the Securities and Exchange  Commission  that permits its Investment  Manager, subject to approval by its Board of Trustees,  to change sub-advisors  engaged by the Investment Manager to conduct the investment  programs of each Portfolio without  shareholder  approval.  For more  information,  please see this
Prospectus under "Management of the Trust."

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Caption                                                                                                        Page
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                                                Risk/Return Summary

         American   Skandia   Trust  (the   "Trust")  is  comprised  of  forty-one   investment   portfolios   (the
"Portfolios").  The  Portfolios  are designed to provide a wide range of  investment  options.  Each  Portfolio has its own  investment  goal and style  (and,  as a  result,  its own level of  risk).  Some of the  Portfolios  offer potential for high returns with  correspondingly  higher risk,  while others offer stable  returns with  relatively less  risk.  It is  possible  to lose  money  when  investing  even in the  most  conservative  of the  Portfolios.
Investments  in the  Portfolios  are not bank  deposits and are not insured or  guaranteed  by the Federal  Deposit
Insurance Corporation or any other government agency.

         It is not  possible  to  provide an exact  measure  of the risk to which a  Portfolio  is  subject,  and a
Portfolio's  risk will vary  based on the  securities  that it holds at a given  time.  Nonetheless,  based on each
Portfolio's  investment  style and the risks  typically  associated  with that style, it is possible to assess in a general  manner  the  risks  to  which a  Portfolio  will be  subject.  The  following  discussion  highlights  the investment  strategies  and risks of each  Portfolio.  Additional  information  about  each  Portfolio's  potential investments and its risks is included in this Prospectus under "Investment Objectives and Policies."

International and Global Portfolios:

Portfolio:                    Investment Goal:               Primary Investments:
---------                     ---------------                -------------------

Strong International Equity   Capital growth                 The Portfolio invests primarily in equity securities of
                                                             foreign companies.

Janus Overseas Growth         Long-term capital growth       The Portfolio invests primarily in equity securities of
                                                             foreign companies.

American Century Int'l        Capital growth                 The Portfolio invests primarily in equity securities of
Growth                                                       foreign companies.

DeAM International Equity     Capital growth                 The Portfolio invests primarily in equity securities of
                                                             foreign companies represented in the MSCI EAFE(R)Index.

MFS Global Equity            Capital growth                  The Portfolio invests primarily in common stocks and related securities of U.S. and foreign issuers.

Principal Investment Strategies:
-------------------------------

The AST Strong International  Equity Portfolio (formerly,  the AST AIM International Equity Portfolio) will invest, under normal  circumstances,  at least 80% of the value of its assets in equity securities.  The Portfolio seeks to meet its  investment  objective by investing  its total assets in a diversified  portfolio of equity  securities of companies  located or operating in  developed  non-U.S.  countries  and emerging  markets of the world.  The equity securities  will  ordinarily  be  traded  on a  recognized  foreign  securities  exchange  or  traded  in a foreign over-the-counter  market in the  country  where the issuer is  principally  based,  but may also be traded in other countries  including  the United  States.  The  Sub-advisor  intends to focus on  companies  with an  above-average potential for long-term  growth and attractive  relative  valuations.  The Sub-advisor  selects  companies based on five key factors:  growth,  valuation,  management,  risk, and sentiment.  In addition,  the Sub-advisor  looks for companies  with the  following  characteristics:  (1) a  distinguishable  franchise on a local,  regional or global basis; (2) a history of effective  management  demonstrated by expanding  revenues and earnings growth; (3) prudent financial and accounting policies; and (4) an ability to capitalize on a changing business environment.

The Portfolio will normally allocate assets among a variety of countries,  regions and industry sectors,  investing in at least five countries outside of the United States.  In selecting  countries,  the Sub-advisor  considers such factors as economic  growth  prospects,  monetary and fiscal  policies,  political  stability,  currency trends and market  liquidity.  The  Portfolio may invest up to 40% of its total assets in any one country and up to 25% of its total assets in securities of issuers located and operating primarily in emerging market countries.

The AST Janus Overseas Growth Portfolio will invest, under normal  circumstances,  at least 80% of the value of its assets in  securities  of issuers that are  economically  tied to countries  other than the United  States.  Equity securities include common stocks,  preferred stocks,  warrants and securities  convertible into or exchangeable for common or preferred  stocks.  The Portfolio  has the  flexibility  to invest on a worldwide  basis in companies and organizations  of any size,  regardless of country of organization  or place of principal  business  activity.  The
Portfolio  normally invests  primarily in securities of issuers from at least five different  countries,  excluding the United States.  Although the Portfolio  intends to invest  substantially  all of its assets in issuers  located outside the United States,  it may at times invest in U.S.  issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

The  Portfolio  invests  primarily in companies  selected for their growth  potential.  The  Sub-advisor  generally takes a "bottom up" approach to choosing  investments for the Portfolio.  In other words, the Sub-advisor  seeks to identify  individual  companies with earnings  growth  potential that may not be recognized by the market at large, regardless of where the  companies are organized or where they  primarily  conduct  business.  Although  themes may emerge in the  Portfolio,  securities  are  generally  selected  without  regard to any  defined  allocation  among countries, geographic regions or industry sectors, or other similar selection procedure.

The AST  American  Century  International  Growth  Portfolio  will seek to  achieve  its  investment  objective  by investing  primarily in equity  securities of international  companies that the Sub-advisor  believes will increase in value over time. The Sub-advisor  uses a growth  investment  strategy it developed that looks for companies with earnings and revenue  growth.  Ideally,  the  Sub-advisor  looks for companies  whose earnings and revenues are not only growing,  but are growing at an accelerating  pace. For purposes of the Portfolio,  equity securities  include common stocks, preferred stocks and convertible securities.

The  Sub-advisor  tracks  financial  information  for  thousands  of companies to research and select the stocks it believes will be able to sustain  accelerating  growth.  This strategy is based on the premise that,  over the long term,  the stocks of  companies  with  accelerating  earnings and revenues  have a  greater-than-average  chance to increase in value.

The  Sub-advisor  recognizes  that,  in addition to locating  strong  companies  with  accelerating  earnings,  the allocation  of  assets  among  different  countries  and  regions  also  is an  important  factor  in  managing  an international  portfolio.  For this  reason,  the  Sub-advisor  will  consider a number of other  factors in making investment  selections,  including the prospects for relative economic growth among countries or regions,  economic and political conditions,  expected inflation rates,  currency exchange fluctuations and tax considerations.  Under normal  conditions,  the Portfolio  will invest at least 65% of its assets in equity  securities of issuers from at least three countries  outside of the United States.  While the  Portfolio's  focus will be on issuers in developed markets, the Sub-advisor expects to invest to some degree in issuers in developing countries.

The AST DeAM International  Equity Portfolio  (formerly,  the AST Founders Passport  Portfolio) will invest,  under normal  circumstances,  at least 80% of the value of its assets in equity  securities.  The  Portfolio  pursues its investment  objective by normally investing  primarily in the equity securities of companies in developed countries outside the United  States that are  represented  in the MSCI EAFE(R)Index.  The MSCI EAFE(R)Index  tracks  stocks in
Australia,   Austria,   Belgium,  Denmark,  Finland,  France,  Germany,  Hong  Kong,  Ireland,  Italy,  Japan,  the
Netherlands,  New Zealand,  Norway,  Portugal,  Singapore,  Spain, Sweden,  Switzerland and the United Kingdom. The
Sub-advisor  employs  an  investment  strategy  that seeks to  maintain  a  portfolio  of equity  securities  which approximates  the market risk of those stocks  included in the MSCI EAFE(R)Index,  but which  outperforms  the MSCI
EAFE(R)Index through  active stock  selection.  The targeted  tracking  error of this  Portfolio is 4% with a normal deviation  of +/- 1%. It is  possible  that the  deviation  may be higher.  For  purposes  of this  Portfolio,  the strategy of attempting to correlate a stock  portfolio's  market risk with that of a particular index, in this case the MSCI EAFE(R)Index,  while improving upon the return of the same index through active stock selection,  is called a "managed alpha" strategy.

In managing the Portfolio,  the Sub-advisor  emphasizes  stock  selection.  The  Sub-advisor  considers a number of factors in  considering  whether to invest in a stock,  including  earnings  growth  rate,  analysts'  estimates of future  earnings and  industry-relative  price  multiples.  Other  factors are cash flow growth as well as earnings and price  momentum.  The Sub-advisor  generally takes a "bottom up" approach to building the Portfolio,  searching for individual companies that demonstrate the best potential for significant earnings.

The AST MFS Global Equity Portfolio invests,  under normal  circumstances,  at least 80% of the value of its assets in equity  securities.  The  Portfolio  will invest in the  securities  of issuers  located in the U.S. and foreign countries (including issuers in developing countries).

The Portfolio  focuses on companies that the Sub-advisor  believes have favorable  growth  prospects and attractive valuations  based on current  and  expected  earnings  or cash flow.  The  Portfolio  generally  seeks to  purchase securities  of companies  with  relatively  large market  capitalizations  relative to the market in which they are traded. The Portfolio's  investments may include  securities traded in the  over-the-counter  markets,  rather than on  securities  exchanges.  The  Sub-advisor  uses a "bottom  up," as opposed to "top  down,"  investment  style in managing the  Portfolio.  This means that  securities are selected  based upon  fundamental  analysis of individual companies by the Sub-advisor.

Principal Risks:
---------------

o        All five of the  international  and global  portfolios  are equity funds,  and the primary risk of each is that the value of the stocks they hold will decline.  Stocks can decline for many reasons,  including  reasons related to the particular company, the industry of which it is a part, or the securities markets generally.

o        The  level of risk of the  international  portfolios  will  generally  be  higher  than the  level of risk associated  with domestic  equity funds.  Foreign  investments  involve risks such as fluctuations in currency
     exchange  rates,  less  liquid  and  more  volatile  securities  markets,   unstable  political  and  economic
     structures,  reduced  availability  of  information,  and lack of uniform  financial  reporting and regulatory practices  such as  those  that  apply  to U.S.  issuers.  The  level  of  risk of the AST MFS  Global  Equity
     Portfolio,  as a global fund that invests in both U.S. and foreign securities,  may be lower than that of many international  funds but higher than that of many domestic equity funds.  While none of the  international and global  portfolios  invest primarily in companies  located in developing  countries,  each may invest in those companies to some degree,  and the risks of foreign  investment may be accentuated by investment in developing countries.

Capital Growth Portfolios:

Portfolio:                     Investment Goal:              Primary Investments:
---------                      ---------------               -------------------

PBHG Small-Cap Growth          Capital growth                The Portfolio invests primarily in common stocks of small
                                                             capitalization companies.

DeAM Small-Cap Growth          Maximum capital growth        The Portfolio invests primarily in equity securities of
                                                             small capitalization companies included in the Russell 2000(R)
                                                             Growth Index.

Federated Aggressive Growth    Capital growth                The Portfolio invests primarily in equity securities of
                                                             companies offering superior prospects for earnings growth.

Goldman Sachs Small-Cap        Long-term capital growth      The Portfolio invests primarily in equity securities of
Value                                                        small capitalization companies that are believed to be
                                                             undervalued.

Gabelli Small-Cap Value        Long-term capital growth      The Portfolio invests primarily in stocks and equity-related securities of small capitalization companies that appear to be undervalued.

DeAM Small-Cap Value           Maximum capital growth        The Portfolio invests primarily in equity securities of
                                                             small capitalization companies included in the Russell 2000(R)
                                                             Value Index.

Janus Mid-Cap Growth           Long-term capital growth      The Portfolio invests primarily in equity securities of
                                                             medium-sized companies.

Neuberger Berman Mid-Cap       Capital growth                The Portfolio invests primarily in common stocks of medium
Growth                                                       capitalization companies.

Neuberger Berman Mid-Cap       Capital growth                The Portfolio invests primarily in common stocks of medium
Value                                                        capitalization companies, using a value-oriented investment approach.

Alger All-Cap Growth          Long-term capital growth     The Portfolio invests primarily in common and preferred
                                                           stocks.

Gabelli All-Cap Value         Capital Growth               The Portfolio invests primarily in readily marketable equity securities.

T. Rowe Price Natural         Long-term capital growth     The Portfolio invests primarily in common stocks of companies
Resources                                                  that own or develop natural resources and other basic
                                                           commodities.

Alliance Growth               Long-term capital growth     The Portfolio invests predominantly in the equity securities of a limited number of large, high-quality U.S. companies

MFS Growth                    Long-term capital growth     The Portfolio invests primarily in common stocks and related
                              and future income            securities.

Marsico Capital Growth        Capital growth               The Portfolio invests primarily in common stocks, with the majority of the Portfolio's assets in large capitalization stocks.

JanCap Growth                 Capital growth               The Portfolio invests primarily in equity securities.

DeAM Large-Cap Growth         Maximum capital growth       The Portfolio invests primarily in equity securities of large capitalization companies included in the Russell 1000(R)Growth
                                                           Index.
DeAM Large-Cap Value Fund     Maximum capital growth       The Portfolio invests primarily in equity securities of large capitalization companies included in the Russell 1000(R)Value
                                                           Index.

Alliance/Bernstein Growth     Capital growth               The Portfolio invests approximately 50% of its assets in
+ Value                                                    growth stocks of large companies and 50% of its assets in
                                                           value stocks of large companies.

Sanford Bernstein Core        Long-term capital growth     The Portfolio invests primarily in common stocks of large
Value                                                      capitalization companies that appear to be undervalued.

Principal Investment Strategies:
-------------------------------

The AST PBHG Small-Cap Growth Portfolio  (formerly,  the AST Janus Small-Cap Growth  Portfolio) will invest,  under normal circumstances,  at least 80% of the value of its assets in small capitalization  companies.  For purposes of
the  Portfolio,   small-sized  companies  are  those  that  have  market  capitalizations  similar  to  the  market capitalizations  of the  companies  in the  Russell  2000(R)Index at the time of the  Portfolio's  investment.  The
Sub-advisor  expects to focus primarily on those  securities  whose market  capitalizations  or annual revenues are less than $1 billion at the time of purchase.  The size of the  companies  in the Russell  2000(R)Index and those on which the  Sub-advisor  intends to focus the  Portfolio's  investments  will  change with  market  conditions.  The
Sub-Advisor uses its own fundamental  research,  computer models and proprietary  measures of growth in determining which  stocks to select for the  Portfolio.  The  Sub-Advisor's  investment  strategy  seeks to identify  stocks of companies which have strong business  momentum,  earnings  growth,  superior  management teams as well as stocks of those companies whose earnings growth  potential may not be currently  recognized by the market and whose stock may be  considered  to be  underpriced  using  various  financial  measurements  employed by the  Sub-advisor,  such as price-to-earnings ratios.

The AST DeAM Small-Cap Growth Portfolio  (formerly,  the AST Scudder Small-Cap Growth Portfolio) will invest, under normal  circumstances,  at least 80% of the value of its assets in small  capitalization  companies.  The Portfolio pursues  its  investment  objective  by  normally  investing  primarily  in the equity  securities  of  small-sized companies  included in the Russell 2000(R)Growth  Index.  Equity  securities  include  common stocks and  securities convertible  into or exchangeable  for common stocks,  including  warrants and rights.  The Sub-advisor  employs an investment  strategy that seeks to maintain a portfolio of equity securities which  approximates the market risk of those stocks  included in the Russell  2000(R)Growth  Index,  but which  outperforms  the Russell 2000(R)Growth Index through  active stock  selection.  The Russell  2000(R)Growth Index is a market  capitalization  index that measures the  performance  of  small-sized  companies  with above average  growth  prospects.  As of September 30, 2001, the average  market  capitalization  of the companies in the Russell 2000(R)Growth Index was $356 million and the median market  capitalization  was $241  million.  The size of the companies in the Russell 2000(R)Growth Index will change with market  conditions.  The targeted  tracking error of this  Portfolio is 4% with a normal  deviation of +/- 1%.
It is possible  that the  deviation may be higher.  For purposes of this  Portfolio,  the strategy of attempting to correlate a stock  portfolio's  market risk with that of a particular  index, in this case the Russell 2000(R)Growth
Index,  while  improving  upon the return of the same index through  active stock  selection,  is called a "managed alpha" strategy.

The  Sub-advisor  considers  a number of factors in  determining  whether  to invest in a growth  stock,  including earnings  growth  rate,  analysts'  estimates of future  earnings  and  industry-relative  price  multiples.  Other factors are net income  growth  versus cash flow growth as well as earnings and price  momentum.  In the  selection of  investments,  long-term  capital  appreciation  will take  precedence  over short  range  market  fluctuations.
However,  the Portfolio may  occasionally  make  investments for short-term  capital  appreciation.  Current income will not be a significant factor in selecting investments.

The AST Federated  Aggressive Growth Portfolio  pursues its investment  objective by investing in equity securities of companies  offering  superior  prospects for earnings  growth.  The  Portfolio  focuses its  investments  on the
equity  securities  of  smaller  companies,   but  it  is  not  subject  to  any  specific  market   capitalization
requirements.  The Portfolio may invest in foreign issuers through American Depositary Receipts.

Using its own  quantitative  process,  the Sub-advisor  rates the future  performance  potential of companies.  The
Sub-advisor  evaluates  each  company's  earnings  quality in light of its current  valuation to narrow the list of attractive  companies.  The Sub-advisor then evaluates product  positioning,  management quality and sustainability of current growth trends of those  companies.  Using this type of fundamental  analysis,  the  Sub-advisor  selects the most promising companies for the Portfolio.

In  determining  the amount to invest in a  security,  the  Sub-advisor  limits the  Portfolio's  exposure  to each business  sector that  comprises the S&P 500(R)Index.  The  Portfolio's  allocation to a sector will be no more than
300%  of the  Index's  allocation  to  that  sector  or 30% of the  total  portfolio,  whichever  is  greater.  The
Portfolio's  strategies  with  respect to security  analysis,  market  capitalization,  and sector  allocation  are designed to produce a portfolio of stocks whose long-term  growth  prospects are  significantly  above those of the
S&P 500(R)Index.

The AST Goldman Sachs  Small-Cap Value Portfolio will seek its objective  through  investments  primarily in equity securities of small  capitalization  companies that are believed to be undervalued in the  marketplace.  Typically, in choosing stocks, the Sub-advisor looks for companies using the Sub-advisor's  value investment  philosophy.  The
Sub-advisor seeks to identify:

(1)  Well-positioned businesses that have:
o        Attractive returns on capital;
o        Sustainable earnings and cash flow;
o        Strong company management focused on long-term returns to shareholders.

(2)  Attractive valuation opportunities where:
o        The intrinsic value of the business is not reflected in the stock price.

Until July 31,  2002,  at least 65% of the  Portfolio's  total assets will be invested in common  stocks  issued by smaller,  less well-known companies.  Effective July 31, 2002, the Portfolio will have a non-fundamental  policy to invest,  under normal  circumstances,  at least 80% of the value of its assets in small  capitalization  companies.
The 80%  investment  requirement  applies at the time the Portfolio  invests its assets.  The  Portfolio  generally defines  small  capitalization  stocks as stocks of  companies  with a  capitalization  of $4 billion or less.  The
Portfolio may invest up to 25% of its assets in foreign securities.

The stocks in which the Portfolio  generally  invests are those which, in the Sub-advisor's  judgment,  are selling below their  intrinsic  value and at prices that do not  adequately  reflect their  long-term  business  potential.
Selected  smaller stocks may be undervalued  because they are often  overlooked by many  investors,  or because the public is overly  pessimistic about a company's  prospects.  Accordingly,  their prices can rise either as a result of improved business  fundamentals,  particularly when earnings grow faster than general  expectations,  or as more investors  come to recognize the  company's  underlying  potential.  The price of shares in relation to book value, sales,  asset value,  earnings,  dividends and cash flow, both historical and prospective,  are key determinants in the security  selection  process.  These criteria are not rigid,  and other stocks may be included in the Portfolio if they are expected to help it attain its objective.

The  AST  Gabelli  Small-Cap  Value  Portfolio  will  invest  at  least  65% of its  total  assets  in  stocks  and equity-related  securities of small  companies ($1 billion or less in market  capitalization)  until July 31, 2002.
Effective July 31, 2002, the Portfolio will invest,  under normal  circumstances,  at least 80% of the value of its assets in small  capitalization  companies.  Reflecting a value approach to investing,  the Portfolio will seek the stocks of companies  whose  current  stock prices do not appear to adequately  reflect  their  underlying  value as measured  by  assets,  earnings,  cash flow or  business  franchises.  The  Sub-advisor's  research  team  seeks to identify  companies that appear to be undervalued by various  measures,  and may be temporarily  out of favor,  but have good prospects for capital  appreciation.  In selecting  investments,  the Sub-advisor  generally looks to the following:

         (1) Low price/earnings, price/book value or price/cash flow ratios relative to the company's peers.

         (2) Low stock price relative to a company's underlying asset values.

         (3) A sound balance sheet and other positive financial characteristics.

The Sub-advisor  then determines  whether there is an emerging  catalyst that will focus investor  attention on the underlying  assets of the  company,  such as takeover  efforts,  a change in  management,  or a plan to improve the business through  restructuring  or other means.  The Portfolio may sell securities for a variety of reasons,  such as to secure gains,  limit losses or re-deploy  assets into more  promising  opportunities.  The Portfolio will not sell a stock just because the company has grown to a market  capitalization of more than $1 billion,  and it may on occasion purchase companies with a market cap of more than $1 billion.

The AST DeAM Small-Cap Value Portfolio will invest,  under normal  circumstances,  at least 80% of the value of its assets in small  capitalization  companies.  The Portfolio pursues its objective by normally investing primarily in the equity  securities  of  small-sized  companies  included in the Russell  2000(R)Value Index.  Equity  securities include common stocks and securities  convertible  into or exchangeable for common stocks,  including  warrants and rights.  The  Sub-advisor  employs an investment  strategy that seeks to maintain a portfolio of equity  securities which  approximates  the  market  risk of those  stocks  included  in the  Russell  2000(R)Value  Index,  but which outperforms  the Russell  2000(R)Value Index  through  active stock  selection.  The Russell  2000(R)Value Index is a market  capitalization  index that measures the performance of small-sized  companies trading at discounts to their value.  As of September 30, 2001,  the average  market  capitalization  of the companies in the Russell 2000(R)Value
Index was $451 million and the median  market  capitalization  was $348  million.  The targeted  tracking  error of this  Portfolio  is 4% with a normal  deviation of +/- 1%. It is possible  that the  deviation  may be higher.  For purposes of this Portfolio,  the strategy of attempting to correlate a stock  portfolio's  market risk with that of a particular  index, in this case the Russell 2000(R)Value Index,  while improving upon the return of the same index through active stock selection, is called a "managed alpha" strategy.

The  Sub-advisor  considers  a number of  factors in  determining  whether  to invest in a value  stock,  including earnings  growth  rate,  analysts'  estimates of future  earnings  and  industry-relative  price  multiples.  Other factors are net income  growth  versus cash flow growth as well as earnings and price  momentum.  In the  selection of  investments,  long-term  capital  appreciation  will take  precedence  over short  range  market  fluctuations.
However,  the Portfolio may  occasionally  make  investments for short-term  capital  appreciation.  Current income will not be a significant factor in selecting investments.

The AST Janus Mid-Cap Growth Portfolio will invest,  under normal  circumstances,  at least 80% of the value of its assets in medium  capitalization  companies.  The Fund  pursues its  objective  by  investing  primarily  in equity securities  selected for their growth  potential.  Equity  securities  include  common  stocks,  preferred  stocks, warrants and  securities  convertible  into or  exchangeable  for common or preferred  stocks.  For purposes of the
Portfolio,  medium-sized  companies  are those whose market  capitalizations  (measured at the time of  investment)
fall within the range of  companies  in the  Standard & Poor's  MidCap 400 Index (the "S&P 400").  The  Sub-advisor generally  takes a  "bottom  up"  approach  to  choosing  investments  for  the  Portfolio.  In  other  words,  the
Sub-advisor  seeks to identify  individual  companies with earnings growth  potential that may not be recognized by the market at large.  The Sub-advisor  makes this  assessment by looking at companies one at a time,  regardless of size, country of organization, place of principal business activity, or other similar selection criteria.

The AST Neuberger  Berman Mid-Cap Growth  Portfolio will invest,  under normal  circumstances,  at least 80% of the value of its assets in medium  capitalization  companies.  Companies with equity market  capitalizations  that fall within the range of the Russell  Midcap(R)Index at the time of  investment  are  considered  mid-cap  companies for purposes  of the  Portfolio.  Some of the  Portfolio's  assets  may be  invested  in the  securities  of  large-cap companies  as well as in  small-cap  companies.  The  Portfolio  seeks to reduce  risk by  diversifying  among many companies and industries.

The  Portfolio  is  normally  managed  using a  growth-oriented  investment  approach.  The  Sub-advisor  looks for fast-growing  companies that are in new or rapidly  evolving  industries.  Factors in identifying  these  companies may include  above-average growth of earnings or earnings that exceed analysts'  expectations.  The Sub-advisor may also look for other  characteristics  in a company,  such as  financial  strength,  a strong  position  relative to competitors and a stock price that is reasonable in light of its growth rate.

The  Sub-advisor  follows a  disciplined  selling  strategy,  and may sell a stock when it reaches a target  price, fails to perform as expected, or appears substantially less desirable than another stock.

The AST Neuberger  Berman Mid-Cap Value  Portfolio  will invest,  under normal  circumstances,  at least 80% of the value of its assets in medium  capitalization  companies.  Companies with equity market  capitalizations  that fall within the range of the Russell  Midcap(R)Index at the time of  investment  are  considered  mid-cap  companies for purposes  of the  Portfolio.  Some of the  Portfolio's  assets  may be  invested  in the  securities  of  large-cap companies  as well as in  small-cap  companies.  The  Portfolio  seeks to reduce  risk by  diversifying  among many companies and industries.

Under the Portfolio's  value-oriented  investment approach,  the Sub-advisor looks for well-managed companies whose stock prices are  undervalued  and that may rise in price when other  investors  realize their worth.  Factors that the Sub-advisor may use to identify these companies include strong  fundamentals,  such as a low  price-to-earnings ratio,  consistent  cash flow,  and a sound track record  through all phases of the market cycle.  The  Sub-advisor may also look for other  characteristics  in a company,  such as a strong position relative to competitors,  a high level of stock ownership among  management,  or a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

The Sub-advisor  generally  considers  selling a stock when it reaches a target price,  when it fails to perform as expected, or when other opportunities appear more attractive.

The AST Alger  All-Cap  Growth  Portfolio  invests  primarily  in equity  securities,  such as common or  preferred stocks,  that are listed on U.S.  exchanges or in the  over-the-counter  market.  The  Portfolio  may invest in the equity  securities of companies of all sizes, and may emphasize either larger or smaller  companies at a given time based on the Sub-advisor's assessment of particular companies and market conditions.

The Portfolio  invests  primarily in growth  stocks.  The  Sub-advisor  believes that these stocks are those of two types of companies:

o        High Unit Volume Growth  Companies.  Vital  creative  companies  that offer goods or services to a rapidly expanding  marketplace.  They include both established and emerging firms,  offering new or improved products, or firms simply fulfilling an increased demand for an existing product line.

o        Positive Life Cycle Change  Companies.  Companies  experiencing a major change that is expected to produce advantageous  results.  These  changes  may  be  as  varied  as  new  management,  products  or  technologies, restructurings or reorganizations, or mergers and acquisitions.

The AST Gabelli All-Cap Value Portfolio will primarily invest in readily  marketable  equity  securities  including common  stocks,  preferred  stocks and  securities  that may be  converted at a later time into common  stock.  The
Portfolio  may invest in the  securities  of companies of all sizes,  and may  emphasize  either  larger or smaller companies at a given time based on the Sub-advisor's assessment of particular companies and market conditions.

In making stock  selections,  the Portfolio  strives to earn a 10% real rate of return.  The  Portfolio  focuses on companies  that  appear  underpriced  relative  to the value that the  Portfolio's  Sub-Advisor  believes  informed investors  would be willing to pay for the company.  The  Sub-advisor  considers  factors  such as price,  earnings expectations,  earnings and price histories,  balance sheet  characteristics  and perceived  management skills. The
Sub-advisor  also  considers  changes  in  economic  and  political  outlooks  as  well  as  individual   corporate
developments.  The  Sub-Advisor  will sell any Portfolio  investments  that lose their  perceived value relative to other investments.

The AST T. Rowe Price Natural  Resources  Portfolio will invest,  under normal  circumstances,  at least 80% of the value of its assets in natural  resource  companies.  The Portfolio also may invest in non-resource  companies with the  potential  for  growth.  When  selecting  stocks,  we look for  companies  that  have the  ability  to  expand production,  maintain superior exploration programs and production facilities,  and the potential to accumulate new resources.  Natural resource  companies in which the Portfolio invests generally own, develop,  refine,  service or transport resources,  including energy sources,  precious metals,  nonferrous metals, forest products, real estate, diversified  resources and other basic  commodities  that can be produced and marketed  profitably  when both labor costs and prices are rising.

Although at least 50% of Portfolio assets will be invested in U.S.  securities,  up to 50% of total assets also may be invested in foreign  securities.  The Portfolio may sell securities for a variety of reasons,  such as to secure gains, limit losses or re-deploy assets into more promising opportunities.

The AST Alliance Growth  Portfolio  normally  invests at least 80% of its total assets in the equity  securities of
U.S.  companies.  A U.S.  company is a company that is organized under United States law, has its principal  office in the United States and issues equity  securities that are traded  principally in the United States.  For purposes of the Portfolio,  a non-U.S.  company is a company that (i) is organized  outside the United States,  (ii) has its principal place of business outside the United States,  and (iii) issues securities that are traded  principally in foreign  countries.  Companies that do not fall within this definition are deemed to be U.S.  companies.  Normally, about 40-60  companies  will be represented  in the  Portfolio,  with the 25 companies most highly  regarded by the
Sub-advisor  usually  constituting  approximately 70% of the Portfolio's net assets. The Portfolio is thus atypical from many equity mutual funds in its focus on a relatively small number of intensively researched companies.

The Sub-advisor  relies heavily upon the fundamental  analysis and research of its internal  research staff,  which generally  follows a primary  research  universe of more than 500 companies that have strong  management,  superior industry  positions,  excellent  balance sheets and superior  earnings growth  prospects.  An emphasis is placed on identifying  companies  whose  substantially  above average  prospective  earnings growth is not fully reflected in current market valuations.

During  market  declines,  while  adding to  positions in favored  stocks,  the  Portfolio  becomes  somewhat  more aggressive,  gradually  reducing  the number of  companies  represented  in its  portfolio.  Conversely,  in rising markets,  while reducing or eliminating fully valued positions,  the Portfolio becomes somewhat more  conservative, gradually  increasing the number of companies  represented in its portfolio.  The  Sub-advisor  therefore  seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

The AST MFS Growth  Portfolio  invests,  under  normal  circumstances,  at least 80% of its total  assets in common stocks and related  securities,  such as preferred  stocks,  convertible  securities  and depositary  receipts,  of
companies  that  the  Sub-advisor   believes  offer  better  than  average  prospects  for  long-term  growth.  The
Sub-advisor uses a "bottom up," as opposed to "top down,"  investment  style in managing the Portfolio.  This means that securities are selected based upon fundamental analysis of individual companies by the Sub-advisor.

In managing the Portfolio,  the Sub-advisor  seeks to purchase  securities of companies that it considers  well-run and poised for growth.  The Sub-advisor looks particularly for companies with the following qualities:

o        a strong franchise, strong cash flows and a recurring revenue stream
o        a strong industry  position,  where there is potential for high profit margins or substantial  barriers to new entry into the industry
o        a strong management with a clearly defined strategy
o        new products or services.

The Portfolio may invest up to 35% of its net assets in foreign securities.

The AST Marsico  Capital Growth  Portfolio will pursue its objective by investing  primarily in common stocks.  The
Sub-advisor  expects that the majority of the  Portfolio's  assets will be invested in the common stocks of larger, more established companies.

In selecting  investments  for the Portfolio,  the  Sub-advisor  uses an approach that combines "top down" economic analysis with "bottom up" stock selection.  The "top-down"  approach takes into consideration  such  macro-economic factors as interest  rates,  inflation,  the  regulatory  environment,  and the global  competitive  landscape.  In addition,  the Sub-advisor examines such factors as the most attractive global investment  opportunities,  industry consolidation,  and  the  sustainability  of  economic  trends.  As a  result  of this  "top  down"  analysis,  the
Sub-advisor  identifies  sectors,  industries and companies that should benefit from the trends the Sub-advisor has observed.

The Sub-advisor  then looks for individual  companies with earnings growth  potential that may not be recognized by the market at large.  In determining  whether a particular  company is appropriate for investment by the Portfolio, the Sub-advisor focuses on a number of different  attributes,  including the company's specific market expertise or dominance,  its  franchise  durability  and pricing  power,  solid  fundamentals  (e.g.,  a strong  balance  sheet, improving  returns on equity,  and the  ability to generate  free cash flow),  strong  management,  and  reasonable valuations in the context of projected growth rates.

The AST JanCap Growth  Portfolio will pursue its objective by investing  primarily in equity  securities.  Equities securities include common stocks,  preferred stocks,  warrants and securities  convertible into or exchangeable for common or  preferred  stocks.  Investments  will be in companies  that the  Sub-advisor  believes are  experiencing favorable  demand for their  products and services,  and which operate in a favorable  competitive  and  regulatory environment.  The  Sub-advisor  generally  takes a "bottom up" approach to choosing  investments for the Portfolio.
In other words,  the Sub-advisor  seeks to identify  individual  companies with earnings growth  potential that may not be recognized by the market at large.

The AST DeAM Large-Cap Growth Portfolio will invest, under normal  circumstances,  at least 80% of the value of its assets in large  capitalization  companies.  The Portfolio pursues its investment  objective by normally  investing primarily in the equity  securities of large sized  companies  included in the Russell  1000(R)Growth Index.  Equity securities  include common stocks and securities  convertible  into or  exchangeable  for common stocks,  including warrants and rights.  The Sub-advisor  employs an investment  strategy that seeks to maintain a portfolio of equity securities  which  approximates  the market risk of those stocks  included in the Russell 1000(R)Growth  Index,  but which  outperforms  the Russell 1000(R)Growth Index through active stock  selection.  The Russell 1000(R)Growth Index is a market  capitalization index that measures the performance of large,  established companies with above average growth  prospects.  As of September 30, 2001,  the average  market  capitalization  of the companies in the Russell
1000(R)Growth Index was approximately  $12.7 billion and the median market  capitalization  was  approximately  $2.9 billion.  The size of the  companies  in the Russell  1000(R)Growth  Index will change with market  conditions.  The targeted  tracking  error of this  Portfolio  is 4% with a normal  deviation  of +/- 1%.  It is  possible  that the deviation  may be higher.  For  purposes  of this  Portfolio,  the  strategy  of  attempting  to  correlate a stock portfolio's  market risk with that of a  particular  index,  in this case the Russell  1000(R)Growth  Index,  while improving upon the return of the same index through active stock selection, is called a "managed alpha" strategy.

The  Sub-advisor  considers  a number of factors in  determining  whether  to invest in a growth  stock,  including earnings  growth  rate,  analysts'  estimates of future  earnings  and  industry-relative  price  multiples.  Other factors are net income  growth  versus cash flow growth as well as earnings and price  momentum.  In the  selection of  investments,  long-term  capital  appreciation  will take  precedence  over short  range  market  fluctuations.
However,  the Portfolio may  occasionally  make  investments for short-term  capital  appreciation.  Current income will not be a significant factor in selecting investments.

The AST DeAM Large-Cap Value Portfolio will invest,  under normal  circumstances,  at least 80% of the value of its assets in large  capitalization  companies.  The Portfolio pursues its investment  objective by normally  investing primarily in the equity  securities  of large sized  companies  included in the Russell  1000(R)Value Index.  Equity securities  include common stocks and securities  convertible  into or  exchangeable  for common stocks,  including warrants and rights.  The Sub-advisor  employs an investment  strategy that seeks to maintain a portfolio of equity securities  which  approximates  the market risk of those stocks  included in the Russell  1000(R)Value  Index,  but which  outperforms the Russell 1000(R)Value Index through active stock  selection.  The Russell 1000(R)Value Index is a market  capitalization index that measures the performance of large,  established  companies trading at discounts to their fair value.  As of September 30, 2001, the average market  capitalization  of the companies in the Russell
1000(R)Value Index was  approximately  $9.9  billion  and the median  market  capitalization  was  approximately  $3 billion.  The size of the  companies  in the Russell  1000(R)Value  Index will  change with market  conditions.  The targeted  tracking  error of this  Portfolio  is 4% with  normal a  deviation  of +/- 1%. It is  possible  that the deviation  may be higher.  For  purposes  of this  Portfolio,  the  strategy  of  attempting  to  correlate a stock portfolio's  market risk with that of a  particular  index,  in this case the  Russell  1000(R)Value  Index,  while improving upon the return of the same index through active stock selection, is called a "managed alpha" strategy.

The  Sub-advisor  considers  a number of  factors in  determining  whether  to invest in a value  stock,  including earnings  growth  rate,  analysts'  estimates of future  earnings  and  industry-relative  price  multiples.  Other factors are net income  growth  versus cash flow growth as well as earnings and price  momentum.  In the  selection of  investments,  long-term  capital  appreciation  will take  precedence  over short  range  market  fluctuations.
However,  the Portfolio may  occasionally  make  investments for short-term  capital  appreciation.  Current income will not be a significant factor in selecting investments.

The AST  Alliance/Bernstein  Growth + Value  Portfolio  will  invest  primarily  in  common  stocks  of large  U.S.
companies   included  in  the  Russell  1000(R)Index  (the  "Russell  1000(R)").   The  Russell  1000(R)is  a  market
capitalization-weighted  index that measures the  performance of the 1,000 largest U.S.  companies.  As of June 30,
2001,  the  average  market  capitalization  of the  companies  in the  Russell  1000 index was  approximately  $13 billion.

Normally,  about 60-85  companies will be represented in the  Portfolio,  with 25-35  companies  primarily from the
Russell 1000 Growth Index (the "Growth Index")  constituting  approximately 50% of the Portfolio's net assets,  and
35-50  companies  primarily  from the Russell 1000(R)Value Index (the "Value Index")  constituting  the remainder of the  Portfolio's  net assets.  Daily cash flows (that is,  purchases  and  reinvested  distributions)  and outflows
(that is,  redemptions  and expense  items) will be divided  between the two  portfolio  segments  for  purposes of maintaining the targeted  allocation  between growth and value stocks (the "Target  Allocation").  Normally,  while it is not expected that the  allocation of assets  between  portfolio  segments will deviate more than 10% from the
Target  Allocation,  it is  possible  that this  deviation  may be  higher.  Factors  such as  market  fluctuation, economic conditions,  corporate  transactions and declaration of dividends may result in deviations from the Target
Allocation.  In the event the  allocation  of assets to the  portfolio  segments  differs by more than 10% from the
Target  Allocation  (e.g.,  60% of the  Portfolio's net assets invested in growth stocks and 40% of the Portfolio's net assets invested in value stocks),  the Sub-advisors will rebalance each portfolio  segment's assets in order to maintain the Target  Allocation.  As a  consequence,  assets may be allocated  from the portfolio  segment that has appreciated more or depreciated  less to the other.  Rebalancing may entail  transaction  costs which over time may be significant.

The AST Sanford  Bernstein  Core Value  Portfolio  will  pursue its  objective  by  investing  primarily  in common stocks.  The  Sub-advisor  expects  that the  majority  of the  Portfolio's  assets  will be invested in the common stocks of large  companies  that appear to be  undervalued.  Among other things,  the  Portfolio  seeks to identify compelling  buying  opportunities  created when  companies are  undervalued  on the basis of investor  reactions to near-term  problems or  circumstances  even though  their  long-term  prospects  remain  sound.  The  Sub-advisor's investment  approach is value-based and price-driven,  and it relies on the intensive  fundamental  research of its internal research staff to identify these buying opportunities in the marketplace.

Portfolio  investments are selected by the Sub-advisor  based upon a model portfolio of 125-175 stocks  constructed by the  Sub-advisor.  In  selecting  investments  for the model  portfolio,  the  Sub-advisor  takes a  "bottom-up"
approach.  In other words, the Sub-advisor  seeks to identify  individual  companies with earnings growth potential that may not be  recognized  by the  market at large.  The  Sub-advisor  relates  present  value of each  company's forecasted  future cash flow to the current price of its stock.  The  Sub-advisor  ranks companies from the highest expected return to the lowest, with the companies at the top of the ranking being the most undervalued.

Principal Risks:
---------------

o        All of the capital growth  portfolios are equity funds,  and the primary risk of each is that the value of the stocks they hold will  decline.  Stocks can decline for many  reasons,  including  reasons  related to the particular  company,  the industry of which it is a part, or the securities markets generally.  These declines can be substantial.

o        The risk to which the capital growth  portfolios are subject  depends in part on the size of the companies in which the  particular  portfolio  invests.  Securities  of  smaller  companies  tend to be  subject to more abrupt and erratic  price  movements  than  securities  of larger  companies,  in part  because  they may have limited product lines,  markets,  or financial  resources.  Market  capitalization,  which is the total market value of a company's  outstanding  stock, is often used to classify  companies based on size.  Therefore,  the
     AST PBHG Small-Cap Growth  Portfolio,  the AST DeAM Small-Cap Growth Portfolio,  the AST Federated  Aggressive
     Growth  Portfolio,  the AST  Goldman  Sachs  Small-Cap  Value  Portfolio,  the  AST  Gabelli  Small-Cap  Value
     Portfolio,  and the AST DeAM Small-Cap  Value Portfolio can be expected to be subject to the highest degree of risk relative to the other capital  growth funds.  The AST Janus Mid-Cap Growth  Portfolio,  the AST Neuberger
     Berman Mid-Cap  Growth  Portfolio and the AST Neuberger  Berman Mid-Cap Value  Portfolio can be expected to be subject to somewhat less risk, and the AST Alliance Growth Portfolio,  the AST MFS Growth  Portfolio,  the AST
     Marsico Capital Growth Portfolio,  the AST JanCap Growth  Portfolio,  the AST DeAM Large-Cap Growth Portfolio,
     the AST DeAM  Large-Cap  Value  Portfolio,  the AST  Alliance/Bernstein  Growth + Value  Portfolio and the AST
     Sanford  Bernstein Core Value  Portfolio to somewhat less risk than the mid-cap  funds.  The AST Alger All-Cap
     Growth  Portfolio  and the AST Gabelli  All-Cap Value  Portfolio may invest in equity  securities of companies without  regard to  capitalization,  and may include  large and small  companies at the same time.  The AST T.
     Rowe Price Natural  Resources  Portfolio  invests in companies of all sizes in order to take  advantage of the opportunities  in the  natural  resources  sector,  but  generally  invests  mostly in large and  medium-sized companies.

o        The AST PBHG Small-Cap  Growth  Portfolio,  the AST DeAM  Small-Cap  Growth  Portfolio,  the AST Federated
     Aggressive Growth Portfolio,  the AST Janus Mid-Cap Growth Portfolio,  the AST Neuberger Berman Mid-Cap Growth
     Portfolio,  the AST Alger All-Cap Growth  Portfolio,  the AST Alliance  Growth  Portfolio,  the AST MFS Growth
     Portfolio,  the AST  Marsico  Capital  Growth  Portfolio,  the AST JanCap  Growth  Portfolio  and the AST DeAM
     Large-Cap  Growth  Portfolio  generally  take a growth  approach to  investing,  while the AST  Goldman  Sachs
     Small-Cap  Value  Portfolio,  the AST  DeAM  Small-Cap  Value  Portfolio,  the  AST  Gabelli  Small-Cap  Value
     Portfolio,  the AST Neuberger Berman Mid-Cap Value Portfolio, the AST Gabelli All-Cap Value Portfolio, the AST
     DeAM Large-Cap Value  Portfolio,  and the AST Sanford  Bernstein Core Value  Portfolio  generally take a value approach.  Value stocks are believed to be selling at prices  lower than what they are actually  worth,  while growth  stocks  are  those  of  companies  that are  expected  to grow at  above-average  rates.  A  portfolio investing  primarily in growth  stocks will tend to be subject to more risk than a value fund,  although  this will not always be the case.  Value  stocks are  subject  to the risks that the market may not  recognize  the stock's actual value or that the market actually valued the stock  appropriately.  The AST  Alliance/Bernstein
     Growth + Value Portfolio will invest almost equally in both value and growth stocks.

o        The AST T. Rowe Price Natural  Resources  Portfolio is subject to an additional  risk factor because it is less  diversified  than most equity funds and could therefore  experience sharp price declines when conditions are  unfavorable  in the  sector  in which it  invests.  The  rate of  earnings  growth  of  natural  resource companies may be irregular  because these companies are strongly  affected by natural forces,  global economic cycles and international politics.

o        The AST T. Rowe  Price  Natural  Resources  Portfolio  may  invest a  portion  of its  assets in  non-U.S.
     securities.  Investments  in non-U.S.  securities  involve  risks such as  fluctuations  in currency  exchange rates, less liquid and more volatile securities markets,  unstable political and economic structures,  reduced availability of information,  and lack of uniform financial  reporting and regulatory  practices such as those that apply to U.S. issuers.

o        The AST Janus Mid-Cap Growth Portfolio is a non-diversified fund in that it may hold larger positions in a smaller number of securities.  As a result, a single security's increase or decrease in value may have a greater impact on the Portfolio's share price and total return.

Growth and Income Portfolios:

Portfolio:                    Investment Goal:               Primary Investments:
---------                     ---------------                -------------------

Cohen & Steers Realty         Maximize total return          The Portfolio invests primarily in equity securities of real estate companies.

Sanford Bernstein Managed     To outperform the S&P 500(R)   The Portfolio invests primarily in common stocks included in
Index 500                     Stock Index                    the S&P 500(R).

American Century Income &     Capital growth and,            The Portfolio invests primarily in stocks of large U.S.
Growth                        secondarily, current income    companies selected through quantitative investment techniques.

Alliance Growth and Income    Long term capital growth       The Portfolio invests primarily in common stocks that are
                              and income                     believed to be selling at reasonable valuations in relation to their fundamental business prospects.

MFS Growth with Income        Long term growth of            The Portfolio invests primarily in common stocks and related
                              capital with a secondary       securities.
                              objective to seek
                              reasonable current income.

INVESCO Equity Income         Capital growth and current     The Portfolio invests primarily in dividend-paying common and
                              income                         preferred stocks, and to a lesser extent in fixed income
                                                             securities.

DeAM Global Allocation        A high level of total          The Portfolio intends to have a target 60% equity and 40%
                              return                         fixed income position, including mutual funds.

American Century Strategic    Capital growth and current     The Portfolio normally invests approximately 60% of its
Balanced                      income                         assets in equity securities and the remainder in bonds and other fixed income securities.

T. Rowe Price Asset           A high level of total          The Portfolio normally invests 50-70% of its total assets in
Allocation                    return                         equity securities and 30-50% in fixed income securities.

Principal Investment Strategies:
-------------------------------

The AST Cohen & Steers Realty  Portfolio will invest,  under normal  circumstances,  at least 80% of its net assets
in  securities  of  real  estate  related  issuers.   Under  normal   circumstances,   the  Portfolio  will  invest
substantially  all of its assets in the equity  securities of real estate  companies.  Such equity  securities will consist of common stocks, rights or warrants to purchase common stocks,  securities  convertible into common stocks where the conversion  feature  represents,  in the  Sub-advisor's  view, a significant  element of the  securities'
value, and preferred stocks.

For purposes of the Portfolio's  investment  policies,  a "real estate company" is one that derives at least 50% of its revenues from the ownership,  construction,  financing,  management or sale of real estate or that has at least
50% of its  assets  in real  estate.  The  Portfolio  may  invest up to 10% of its total  assets in  securities  of foreign real estate companies.  Real estate companies may include real estate  investment  trusts ("REITs").  REITs pool  investors'  funds for  investment  primarily in income  producing real estate or real estate related loans or interests.

The AST Sanford  Bernstein  Managed Index 500 Portfolio will invest,  under normal  circumstances,  at least 80% of its net assets in securities  included in the Standard & Poor's 500  Composite  Stock Price Index (the "S&P 500(R)").
The  Portfolio  seeks to  outperform  the S&P 500(R)through  stock  selection  resulting in different  weightings of common  stocks  relative to the index.  The S&P 500(R)is an index of 500 common  stocks,  most of which trade on the
New York Stock Exchange Inc. (the "NYSE").

In seeking to outperform  the S&P 500(R), the  Sub-advisor  starts with a portfolio of stocks  representative  of the holdings  of the index.  It then uses a set of  quantitative  criteria  that are  designed  to  indicate  whether a particular  stock  will  predictably  perform  better or worse  than the S&P  500(R).  Based on these  criteria,  the
Sub-advisor  determines  whether the Portfolio should  over-weight,  under-weight or hold a neutral position in the stock  relative to the  proportion of the S&P 500(R)that the stock  represents.  In addition,  the  Sub-advisor  may determine based on the  quantitative  criteria that (1) certain S&P 500(R)stocks should not be held by the Portfolio in any  amount,  and (2)  certain  equity  securities  that are not  included in the S&P 500(R)should be held by the
Portfolio.  The  Portfolio  may invest up to 15% of its total assets in equity  securities  not included in the S&P
500(R).

While the  Portfolio  attempts to  outperform  the S&P 500(R),  it is not expected  that any  outperformance  will be substantial.  The Portfolio also may underperform the S&P 500(R)over short or extended periods.

The AST  American  Century  Income  & Growth  Portfolio's  investment  strategy  utilizes  quantitative  management techniques in a two-step  process that draws heavily on computer  technology.  In the first step,  the  Sub-advisor ranks stocks,  primarily the 1,500 largest  publicly  traded U.S.  companies  (measured by market  capitalization), from most  attractive to least  attractive.  These  rankings are determined by using a computer model that combines measures of a stock's value and measures of its growth  potential.  To measure value,  the Sub-advisor  uses ratios of stock  price to book value and stock  price to cash flow,  among  others.  To measure  growth,  the  Sub-advisor uses, among others, the rate of growth in a company's earnings and changes in its earnings estimates.

In the second step, the Sub-advisor  uses a technique  called portfolio  optimization.  In portfolio  optimization, the Sub-advisor  uses a computer to build a portfolio of stocks from the ranking  described  earlier that it thinks will provide the best balance  between risk and expected  return.  The goal is to create an equity  portfolio  that provides  better  returns than the S&P 500(R)Index without taking on significant  additional  risk. The  Sub-advisor attempts to create a dividend yield for the Portfolio that will be greater than that of the S&P 500(R).

The AST Alliance  Growth and Income  Portfolio  normally will invest in common stocks (and  securities  convertible into common stocks).

The Sub-advisor will take a value-oriented  approach,  in that it will try to keep the Portfolio's  assets invested in securities that are selling at reasonable  valuations in relation to their fundamental  business  prospects.  In doing so, the Portfolio may forgo some  opportunities  for gains when,  in the judgement of the  Sub-advisor,  they are too risky.

In seeking to achieve its objective,  the Portfolio invests  primarily in the equity  securities of U.S.  companies that the  Sub-advisor  believes  are  undervalued.  The  Sub-advisor  believes  that,  over time,  stock prices (of companies in which the Portfolio  invests)  will come to reflect the  companies'  intrinsic  economic  values.  The
Sub-advisor uses a disciplined  investment  process to evaluate the companies in its extensive  research  universe.
Through this process,  the  Sub-advisor  seeks to identify the stocks of companies that offer the best  combination of value and potential for price appreciation.

The  Sub-advisor's  analysts prepare their own earnings  estimates and financial models for each company  followed.
The  Sub-advisor  employs these models to identify  equity  securities  whose current  market prices do not reflect what it considers to be their intrinsic  economic value. In determining a company's  intrinsic  economic value, the
Sub-advisor  takes into  account  any  factors it  believes  bear on the  ability of the  company to perform in the future,  including  earnings  growth,  prospective  cash  flows,  dividend  growth  and growth in book  value.  The
Sub-advisor  then ranks, at least weekly,  each of the companies in its research  universe in the relative order of disparity  between  their stock  prices and their  intrinsic  economic  values,  with  companies  with the greatest disparities receiving the highest ranking (i.e. being considered the most undervalued).

The AST MFS Growth with Income Portfolio invests,  under normal circumstances,  at least 65% of its total assets in common stocks and related securities,  such as preferred stocks,  convertible  securities and depositary  receipts.
The  stocks in which the  Portfolio  invests  generally  will pay  dividends.  While the  Portfolio  may  invest in companies of any size, the Portfolio  generally  focuses on companies with larger market  capitalizations  that the
Sub-advisor  believes have  sustainable  growth  prospects and attractive  valuations based on current and expected earnings  or cash  flow.  The  Sub-advisor  uses a "bottom  up," as  opposed  to "top  down,"  investment  style in managing the  Portfolio.  This means that  securities are selected  based upon  fundamental  analysis of individual companies by the Sub-advisor.

The Portfolio may invest up to 20% of its net assets in foreign securities.

The AST INVESCO  Equity  Income  Portfolio  seeks to achieve its  objective  by investing  in  securities  that are expected to produce  relatively high levels of income and consistent,  stable returns.  The Portfolio normally will invest at least 65% of its  assets  in  dividend-paying  common  and  preferred  stocks  of  domestic  and  foreign issuers.  Effective  July 31,  2002,  the  Portfolio  will have a  non-fundamental  policy to invest,  under normal circumstances,  at least  80% of the  value of its  assets in equity  securities.  The 80%  investment  requirement applies at the time the  Portfolio  invests  its  assets.  Equity  securities  include  common  stocks,  securities convertible into common stocks and securities having common stock  characteristics or other derivative  instruments whose value is based on common  stocks,  such as rights,  warrants or options to purchase  common stock,  preferred stock,  convertible  preferred stock convertible  bonds,  convertible  debentures,  convertible  notes,  depository receipts, futures contracts and swaps.

Up to 30% of the  Portfolio's  assets may be invested in equity  securities that do not pay regular  dividends.  In addition,  the Portfolio  normally will have some portion of its assets  invested in debt securities or convertible bonds.  The  Portfolio  may invest up to 25% of its total assets in foreign  securities,  including  securities  of issuers in countries  considered  to be  developing.  These foreign  investments  may serve to increase the overall risks of the Portfolio.

The AST DeAM  Global  Allocation  Portfolio  initially  will  invest  in  equity  securities  and in  fixed  income securities  as well as  other  open-end  management  investment  companies  affiliated  with the  Sub-advisor.  The
Portfolio  also  may  diversify  its  assets  by  investing  in  several  other  AST  Portfolios  (the  "Underlying
Portfolios").  The Portfolio  seeks to achieve its investment  objective by investing in different  combinations of the  Underlying  Portfolios  and  equity  and  fixed-income  securities.  It  is  anticipated  that  the  Portfolio eventually  will be fully invested in the Underlying  Portfolios,  government  securities and cash unless the Trust receives  exemptive  relief from the provisions of the  Investment  Company Act of 1940 at which time the Portfolio may invest in other securities including derivatives.

The  Portfolio  allocates its assets by investing in shares of a diversified  group of Underlying  Portfolios.  The
Portfolio  intends its  strategy of investing  in  combinations  of  Underlying  Portfolios,  as well as equity and fixed-income securities,  to result in investment  diversification that an investor could otherwise achieve only by holding  numerous  investments.  It is expected that, once assets are allocated to the Underlying  Portfolios,  the
Portfolio is expected to be invested in at least six  Underlying  Portfolios  at any time.  It is expected that the investment objectives of such Underlying Portfolios will be diversified.

The  precise  mix of  Underlying  Portfolios  and/or  equity  and  fixed  income  investments  will  depend  on the
Sub-advisor's  outlook for the markets.  Shifts between  Underlying  Portfolios focused on different asset classes, or between  stocks and bonds,  will normally be done  gradually and the  Sub-advisor  will not attempt to precisely
"time" the market. The Portfolio's  investments in Underlying  Portfolios that may invest  significant  portions of their assets in foreign  equity and debt  securities,  or direct  investments in such  securities,  are intended to provide  additional  diversification.  Whether  through direct  investment or through the investments of applicable
Underlying  Portfolios,  the Sub-advisor will normally have at least three different  countries  represented in the foreign equity category.

The Portfolio can change the allocations of its assets among  Underlying  Portfolios and securities at any time, if the  Sub-advisor  believes  that doing so would better  enable the  Portfolio to pursue its  investment  objective.
From time to time, the Portfolio adjusts its investments  within set limits based on the Sub-advisor's  outlook for the economy,  financial  markets  generally and relative market valuation of the asset classes  represented by each
Underlying Portfolio and equity or fixed-income  securities.  Although there is no specific allocation among equity and fixed income holdings the Sub-advisor is required to maintain,  the  Sub-advisor's  asset  allocation  strategy intends to have a target 60%  equity/40%  fixed income  allocation.  The equity and fixed income  allocation can be comprised  of both  domestic and  international  holdings.  The present  intention  is to  re-balance  the specific allocations  periodically.  Additionally  the  Portfolio  may deviate  from set limits when,  in the  Sub-advisor's opinion,  it is necessary  to do so to pursue the  Portfolio's  investment  objective  or for  temporary  defensive purposes.  Securities,  including shares of the Underlying  Portfolios,  may be sold for a variety of reasons, such as to  effect a change in asset  allocation,  to  secure  gains or limit  losses,  or to  re-deploy  assets to more promising opportunities.

The Sub-advisor to the AST American Century Strategic Balanced  Portfolio intends to maintain  approximately 60% of the  Portfolio's  assets in equity  securities and the remainder in bonds and other fixed income  securities.  With the equity portion of the Portfolio,  the Sub-advisor  utilizes  quantitative  management  techniques in a two-step process that draws heavily on computer  technology.  In the first step,  the  Sub-advisor  ranks stocks,  primarily the 1,500 largest  publicly  traded U.S.  companies  (measured by the value of their stock) from most attractive to least  attractive.  These  rankings are  determined by using a computer  model that combines  measures of a stock's value and measures of its growth  potential.  To measure value,  the Sub-advisor uses ratios of stock price to book value and stock price to cash flow,  among others.  To measure growth,  the Sub-advisor  uses the rate of growth in a company's earnings and changes in its earnings estimates, as well as other factors.

In the second step, the Sub-advisor  uses a technique  called portfolio  optimization.  In portfolio  optimization, the Sub-advisor  uses a computer to build a portfolio of stocks from the ranking  described  earlier that it thinks will provide the best balance  between risk and expected  return.  The goal is to create an equity  portfolio  that provides better returns than the S&P 500(R)Index without taking on significant additional risk.

The Sub-advisor  intends to maintain  approximately 40% of the Portfolio's  assets in fixed income  securities.  Up to 20% of the  Portfolio's  fixed income  securities  will be invested in foreign  fixed income  securities.  These percentages  will fluctuate and may be higher or lower depending on the mix the  Sub-advisor  believes will be most appropriate  for achieving the Portfolio's  objectives.  The fixed income portion of the Portfolio is invested in a
diversified  portfolio  of  government   securities,   corporate  fixed  income  securities,   mortgage-backed  and
asset-backed  securities,  and similar securities.  The Sub-advisor's  strategy is to actively manage the Portfolio by investing  the  Portfolio's  fixed income assets in sectors it believes are  undervalued  (relative to the other sectors) and which represent better relative long-term investment opportunities.

The Sub-advisor  will adjust the weighted  average  portfolio  maturity in response to expected changes in interest rates.  Under  normal  market  conditions,  the  weighted  average  maturity  of the fixed  income  portion  of the
Portfolio will be in the 3- to 10-year range.

The AST T. Rowe Price Asset Allocation  Portfolio normally invests  approximately 60% of its total assets in equity securities  and 40% in fixed income  securities.  This mix may vary over shorter time periods;  the equity  portion may range between 50-70% and the fixed income portion between 30-50%.

The Sub-advisor  concentrates  common stock investments in larger,  more established  companies,  but the Portfolio may include small and  medium-sized  companies  with good growth  prospects.  The  Portfolio's  exposure to smaller companies is not expected to be  substantial,  and will not  constitute  more than 30% of the equity portion of the
Portfolio.  Up to 35% of the equity  portion  may be  invested  in foreign  (non-U.S.  dollar  denominated)  equity securities.  The fixed  income  portion of the  Portfolio  will be  allocated  among  investment  grade  securities
(50-100%  of the  fixed  income  portion);  high  yield or  "junk"  bonds  (up to 30%);  foreign  (non-U.S.  dollar denominated) high quality debt securities (up to 30%); and cash reserves (up to 20%).

Bond  investments  are primarily  investment  grade (top four credit ratings) and are chosen from across the entire government,  corporate,  mortgage-backed  (including  derivatives such as collateralized  mortgage  obligations and stripped  mortgage-backed  securities) and  asset-backed  bond markets.  While the weighted  average  maturities of each  component of the fixed income  portion  (i.e.,  investment  grade,  high yield,  etc.) of the Portfolio  will differ,  the  weighted  average  maturity of the fixed  income  portion as a whole  (except  for the cash  reserves component)  is expected to be in the range of 7 to 12 years.  Maturities  will  reflect the  sub-advisor's  outlook for interest rates.

When selecting  particular  stocks to purchase,  the Sub-advisor  will examine  relative values and prospects among growth and  value-oriented  stocks,  domestic and international  stocks,  and small-to  large-cap stocks.  Domestic stocks are drawn from the overall U.S.  market while  international  equities  are  selected  primarily  from large companies in developed countries.

The precise mix of equity and fixed income  investments will depend on the  Sub-advisor's  outlook for the markets.
The  Portfolio's   investments  in  foreign  equity  and  debt  securities  are  intended  to  provide   additional
diversification,  and the  Sub-advisor  will normally have at least three different  countries  represented in both the foreign equity and foreign debt portions of the Portfolio.

The Portfolio may also invest in other securities,  including  futures and options,  in keeping with its objective.
Securities may be sold for a variety of reasons,  such as to effect a change in asset  allocation,  to secure gains or limit losses, or to re-deploy assets to more promising opportunities.

Principal Risks:
---------------

o        Both equity  securities (e.g.,  stocks) and fixed income  securities  (e.g.,  bonds) can decline in value, and the primary  risk of each of the growth and income  portfolios  is that the value of the  securities  they hold will decline.  The degree of risk to which the growth and income  portfolios  are subject is likely to be somewhat less than a portfolio  investing  exclusively  for capital growth.  Nonetheless,  the share prices of the growth and income portfolios can decline substantially.

o        The AST Cohen & Steers Realty Portfolio,  the AST Sanford  Bernstein Managed Index 500 Portfolio,  the AST
     MFS Growth with Income  Portfolio,  the AST American Century Income & Growth  Portfolio,  and the AST Alliance
     Growth and Income  Portfolio invest  primarily in equity  securities.  The AST INVESCO Equity Income Portfolio invests  primarily  in  equity  securities,  but will  normally  invest  some of its  assets  in fixed  income
     securities.   The  AST  DeAM  Global  Allocation  Portfolio,  the  AST  American  Century  Strategic  Balanced
     Portfolio,  and the AST T. Rowe Price Asset  Allocation  Portfolio  generally  invest in both equity and fixed income  securities.  The values of equity  securities  tend to fluctuate  more widely than the values of fixed income  securities.  Therefore,  those growth and income portfolios that invest primarily in equity securities will likely be subject to  somewhat  higher  risk than those  portfolios  that invest in both equity and fixed income securities.

o        Each of the Portfolios that makes  significant  investments in fixed income  securities may invest to some degree in lower-quality  fixed income  securities,  which are subject to greater risk that the issuer may fail to make  interest and  principal  payments on the  securities  when due.  Each of these  Portfolios  generally invests  in  intermediate-  to  long-term  fixed  income  securities.  Fixed  income  securities  with  longer maturities are generally  subject to greater risk than fixed income  securities  with shorter  maturities,  in that their  values will  fluctuate  more in response to changes in market  interest  rates.  To the extent the
     Portfolio's  fixed  income  component  is  invested  in  mortgage-backed  securities,  there may be  increased volatility due to interest-rate fluctuations.

o        The AST Cohen & Steers  Realty  Portfolio  is  subject to an  additional  risk  factor  because it is less diversified  than most equity funds and could  therefore  experience  sharp price declines when conditions are unfavorable  in the real  estate  sector.  Real  estate  securities  may be subject to risks  similar to those associated with direct  ownership of real estate.  These include risks related to economic  conditions,  heavy cash flow dependency,  overbuilding,  extended  vacancies of properties,  changes in neighborhood  values, and zoning, environmental and housing regulations.

o        Because the AST Sanford  Bernstein  Managed Index 500  Portfolio  invests  primarily in equity  securities included in the S&P 500(R),  and some of these  securities do not produce  income,  the Portfolio may be subject to a greater level of risk than a fund that invests primarily in income-producing securities.

o        The AST DeAM Global Allocation  Portfolio may invest in mutual funds,  which carry their own risks similar to those of equity and fixed income securities.

Fixed Income Portfolios:

Portfolio:                    Investment Goal:               Primary Investments:
---------                     ---------------                -------------------

T. Rowe Price Global Bond     High current income and        The Portfolio invests in high-quality foreign and U.S.
                              capital growth                 dollar-denominated bonds.

Federated High Yield          High current income            The Portfolio invests primarily in lower-quality fixed income securities rated BBB and below.

Lord Abbett Bond-Debenture    High current income and        The Portfolio invests primarily in high yield and investment
                              the opportunity for            grade debt securities, securities convertible into common
                              capital appreciation to        stock and preferred stocks.
                              produce a high total
                              return.

DeAM Bond                     High current income            The Portfolio invests primarily in a wide range of
                                                             intermediate-term higher-quality fixed income securities.
PIMCO Total Return Bond       Maximize total return,         The Portfolio invests primarily in higher-quality fixed
                              consistent with                income securities of varying maturities, so that the
                              preservation of capital        Portfolio's expected average duration will be from three to six years.

PIMCO Limited Maturity Bond   Maximize total return,         The Portfolio invests primarily in higher-quality fixed
                              consistent with                income securities of varying maturities, so that the
                              preservation of capital        Portfolio's expected average duration will be from one to
                                                             three years.
Money Market                  Maximize current income        The Portfolio invests in high-quality, short-term, U.S.
                              and maintain high levels       dollar-denominated instruments.
                              of liquidity

Principal Investment Strategies:
-------------------------------

The AST T. Rowe Price Global Bond Portfolio  (formerly,  the AST T. Rowe Price  International  Bond Portfolio) will invest,  under  normal  circumstances,  at least 80% of the value of its  assets in fixed  income  securities.  The
Portfolio  will  invest  in all  types of bonds  including  those  issued  or  guaranteed  by the U.S.  or  foreign governments  or their  agencies and by foreign  authorities,  provinces  and  municipalities  as well as investment grade corporate  bonds,  mortgage and  asset-backed  securities and high-yield  bonds of U.S. and foreign  issuers.
The  Portfolio  seeks to moderate  price  fluctuation  by actively  managing  its maturity  structure  and currency exposure.  The Sub-advisor  bases its investment  decisions on fundamental  market factors,  currency  trends,  and credit quality.  The Portfolio  generally  invests in countries  where the combination of fixed-income  returns and currency  exchange  rates appears  attractive,  or, if the currency  trend is  unfavorable,  where the  Sub-advisor believes that the currency risk can be minimized through hedging.

Although  the  Portfolio  expects to maintain  an  intermediate-to-long  weighted  average  maturity,  there are no maturity  restrictions  on the overall  portfolio or on individual  securities.  The  Portfolio may and  frequently does engage in foreign currency  transactions  such as forward foreign  currency  exchange  contracts,  hedging its foreign  currency  exposure  back  to the  dollar  or  against  other  foreign  currencies  ("cross-hedging").  The
Sub-advisor  also attempts to reduce  currency risks through  diversification  among foreign  securities and active management of maturities and currency exposures.

The Portfolio may also invest up to 20% of its assets in the aggregate in below  investment-grade,  high-risk bonds
("junk bonds") and emerging market bonds.  Some emerging market bonds,  such as Brady Bonds,  may be denominated in
U.S.  dollars.  In  addition,  the  Portfolio  may  invest up to 30% of its  assets in  mortgage-backed  (including derivatives,  such as  collateralized  mortgage  obligations and stripped  mortgage  securities)  and  asset-backed securities.

The AST Federated High Yield Portfolio will invest,  under normal  circumstances,  at least 80% of the value of its assets in corporate  fixed income  securities  that are BBB and below in Standard & Poor's  rating or Baa and below in Moody's  rating.  The Portfolio will invest  primarily in fixed income  securities  which may include  preferred stocks,  convertible  securities,  bonds,  debentures,  notes,  equipment  lease  certificates  and equipment trust certificates.  There is no lower  limit on the  rating  of  securities  in which  the  Portfolio  may  invest.  The
Portfolio may purchase or hold securities rated in the lowest rating category or securities in default.

Methods by which the Sub-advisor attempts to reduce the risks involved in lower-rated securities include:

         Credit  Research.  The  Sub-advisor  will  perform its own credit  analysis  in  addition to using  rating organizations  and other  sources,  and may have  discussions  with the  issuer's  management  or other  investment analysts  regarding  issuers.  The Sub-advisor's  credit analysis will consider the issuer's  financial  soundness, its  responsiveness  to changing  business and market  conditions,  and its anticipated cash flow and earnings.  In evaluating an issuer,  the  Sub-advisor  places  special  emphasis on the  estimated  current value of the issuer's assets rather than their historical cost.

         Diversification.  The  Sub-advisor  invests in  securities  of many  different  issuers,  industries,  and economic sectors.

         Economic  Analysis.  The Sub-advisor  will analyze current  developments  and trends in the economy and in the financial markets.

To pursue its objective, the AST Lord Abbett Bond-Debenture  Portfolio will invest, under normal circumstances,  at least 80% of the value of its assets in fixed income  securities.  To pursue its objective,  the Portfolio normally invests  primarily in high yield and investment  grade debt securities,  securities  convertible into common stock, and preferred  stocks.  At least 20% of the  Portfolio's  assets must be invested in any  combination of investment grade securities, U.S. Government securities and cash equivalents.

The  Sub-advisor  believes  that a high total  return  (current  income and capital  growth) may be derived from an actively managed,  diversified  portfolio of investments.  Through portfolio  diversification,  credit analysis and attention to current  developments and trends in interest rates and economic  conditions,  the Sub-advisor attempts to reduce the Portfolio's  risks. The Sub-advisor seeks unusual values,  using  fundamental,  "bottom-up"  research
(i.e.,  research on individual  companies rather than the economy as a whole) to identify  undervalued  securities.
The Portfolio may find good value in high yield securities,  sometimes called  "lower-rated bonds" or "junk bonds,"
and  frequently  may have more than half of its assets  invested in those  securities.  The Portfolio may also make significant  investments  in  mortgage-backed  securities.  Although the  Portfolio  expects to maintain a weighted average maturity in the range of seven to nine years,  there are no maturity  restrictions on the overall portfolio or on individual securities.

The AST DeAM Bond Portfolio  will invest,  under normal  circumstances,  at least 80% of the value of its assets in fixed income  securities.  The Portfolio  will invest  primarily in  intermediate-term  U.S.  treasury,  corporate, mortgage-backed  and  asset-backed,  taxable  municipal and  tax-exempt  municipal  bonds.  The  Portfolio  invests primarily  in  investment  grade  fixed  income  securities  rated  within  the top three  rating  categories  of a nationally  recognized rating  organization.  Fixed income investments  include bonds, notes (including  structured notes),  mortgage-related  securities,  asset-backed  securities,  convertible  securities,  eurodollar  and Yankee dollar instruments, preferred stocks and money market instruments.

The  Sub-advisor  generally  takes a "bottom  up"  approach  to  building  the  Portfolio.  That is,  in  selecting investments,  the Sub-advisor  identifies  securities and sectors which it believes are undervalued relative to the market rather than relying on interest rate  forecasts.  The  Sub-advisor  uses the following  process in selecting investments:

o        Assigns a relative value, based on credit worthiness, cash flow and price, to each bond;
o        Determines the intrinsic value of each issue by examining  credit,  structure,  option value and liquidity risks
o        Uses credit analysis to determine the issuer's ability to fulfill its contracts
o        Subordinates sector weightings to individual bonds that may add above-market value

Although the Sub-advisor  intends to maintain a dollar weighted  effective  average  portfolio  maturity of five to ten years,  there are no maturity  restrictions on the overall  portfolio or on individual  securities.  The dollar weighted average portfolio  maturity may be shorter than the stated maturity due to several factors,  including but not limited to prepayment patterns, call dates and put features.

The AST PIMCO Total Return Bond Portfolio  will invest,  under normal  circumstances,  at least 80% of the value of its assets in fixed income securities, including:

         (1)  securities  issued  or  guaranteed  by the U.S.  Government,  its  agencies  or  government-sponsored enterprises;
         (2)  corporate  debt  securities  of U.S. and  non-U.S.  issuers,  including  convertible  securities  and corporate commercial paper;
         (3) mortgage and other asset-backed securities;
         (4) inflation-indexed bonds issued by both governments and corporations;
         (5)  structured  notes,   including  hybrid  or  "indexed"   securities,   event-linked   bonds  and  loan
participations;
         (6) delayed funding loans and revolving credit securities;
         (7) bank certificates of deposit, fixed time deposits and bankers' acceptances;
         (8) repurchase agreements and reverse repurchase agreements;
         (9) debt  securities  issued by state or local  governments  and their  agencies and  government-sponsored enterprises;
         (10)  obligations  of  foreign  governments  or  their  subdivisions,  agencies  and  government-sponsored enterprises; and
         (11) obligations of international agencies or supranational entities.

Portfolio  holdings  will be  concentrated  in  areas of the  bond  market  that  the  Sub-advisor  believes  to be relatively  undervalued.  In  selecting  fixed  income  securities,  the  Sub-advisor  uses  economic  forecasting, interest rate anticipation,  credit and call risk analysis,  foreign currency exchange rate forecasting,  and other securities  selection  techniques.  The proportion of the Portfolio's  assets committed to investment in securities with  particular  characteristics  (such as maturity,  type and coupon  rate) will vary based on the  Sub-advisor's outlook for the U.S. and foreign economies,  the financial markets,  and other factors.  The management of duration is one of the fundamental tools used by the Sub-advisor.

The Portfolio will invest in  fixed-income  securities of varying  maturities.  The average  portfolio  duration of the Portfolio  generally will vary within a three- to six-year time frame based on the  Sub-advisor's  forecast for interest  rates.  The  Portfolio  can and  routinely  does  invest  in  certain  complex  fixed  income  securities
(including  mortgage-backed and asset-backed  securities) and engage in a number of investment practices (including futures,  swaps and dollar  rolls) that many other fixed income funds do not utilize.  The  Portfolio may invest up to 10% of its assets in fixed  income  securities  that are rated below  investment  grade  ("junk  bonds") (or, if unrated, determined by the Sub-advisor to be of comparable quality).

The AST PIMCO Limited Maturity Bond Portfolio will invest,  under normal  circumstances,  at least 80% of the value of its assets in fixed income securities, including::

         (1)  securities  issued  or  guaranteed  by the U.S.  Government,  its  agencies  or  government-sponsored enterprises;
         (2)  corporate  debt  securities  of U.S. and  non-U.S.  issuers,  including  convertible  securities  and corporate commercial paper;
         (3) mortgage and other asset-backed securities;
         (4) inflation-indexed bonds issued by both governments and corporations;
         (5)  structured  notes,   including  hybrid  or  "indexed"   securities,   event-linked   bonds  and  loan
participations;
         (6) delayed funding loans and revolving credit securities;
         (7) bank certificates of deposit, fixed time deposits and bankers' acceptances;
         (8) repurchase agreements and reverse repurchase agreements;
         (9) debt  securities  issued by state or local  governments  and their  agencies and  government-sponsored enterprises;
         (10)  obligations  of  foreign  governments  or  their  subdivisions,  agencies  and  government-sponsored enterprises; and
         (11) obligations of international agencies or supranational entities.

Portfolio  holdings  will be  concentrated  in  areas of the  bond  market  that  the  Sub-advisor  believes  to be relatively  undervalued.  In  selecting  fixed  income  securities,  the  Sub-advisor  uses  economic  forecasting, interest rate anticipation,  credit and call risk analysis,  foreign currency exchange rate forecasting,  and other securities  selection  techniques.  The proportion of the Portfolio's  assets committed to investment in securities with  particular  characteristics  (such as maturity,  type and coupon  rate) will vary based on the  Sub-advisor's outlook for the U.S. and foreign economies,  the financial markets,  and other factors.  The management of duration is one of the fundamental tools used by the Sub-advisor.

The Portfolio will invest in  fixed-income  securities of varying  maturities.  The average  portfolio  duration of the Portfolio  generally will vary within a one- to three-year time frame based on the  Sub-advisor's  forecast for interest  rates.  The  Portfolio  can and  routinely  does  invest  in  certain  complex  fixed  income  securities
(including  mortgage-backed and asset-backed  securities) and engage in a number of investment practices (including futures,  swaps and dollar  rolls) that many other fixed income funds do not utilize.  The  Portfolio may invest up to 10% of its assets in fixed  income  securities  that are rated below  investment  grade  ("junk  bonds") (or, if unrated, determined by the Sub-advisor to be of comparable quality).

The AST Money Market Portfolio will invest in high-quality,  short-term,  U.S. dollar denominated  corporate,  bank and government  obligations.  Under the  regulatory  requirements  applicable to money market funds,  the Portfolio must maintain a weighted  average  portfolio  maturity of not more than 90 days and invest in securities  that have effective  maturities of not more than 397 days. In addition,  the Portfolio  will limit its  investments  to those securities  that, in accordance  with  guidelines  adopted by the Directors of the Company,  present minimal credit risks.  The Portfolio will not purchase any security (other than a United States Government security) unless:

         (1) if rated by only one  nationally  recognized  statistical  rating  organization  (such as Moody's  and
Standard  &  Poor's),  such  organization  has  rated  it with the  highest  rating  assigned  to  short-term  debt securities;

         (2) if rated by more than one nationally recognized  statistical rating organization,  at least two rating organizations have rated it with the highest rating assigned to short-term debt securities; or

         (3) it is not rated,  but is  determined to be of comparable  quality in  accordance  with the  guidelines noted above.

Principal Risks:
---------------

o        The risk of a fund or portfolio  investing  primarily in fixed income securities is determined  largely by the quality and maturity  characteristics of its portfolio  securities.  Lower-quality fixed income securities are  subject  to greater  risk that the  company  may fail to make  interest  and  principal  payments  on the securities when due. Fixed income  securities with longer  maturities (or durations) are generally  subject to greater risk than  securities  with shorter  maturities,  in that their values will fluctuate more in response to changes in market interest rates.

o        While the AST T. Rowe  Price  Global  Bond  Portfolio  invests  primarily  in  high-quality  fixed  income securities,  its  substantial  investments  in foreign fixed income  securities  and  relatively  long average maturity  will tend to increase  its level of risk.  Like foreign  equity  investments,  foreign  fixed income investments  involve risks such as fluctuations in currency  exchange rates,  unstable  political and economic structures,  lack of liquidity,  reduced availability of information,  and lack of uniform financial reporting and  regulatory  practices  such as those  that  apply to U.S.  issuers.  The AST T. Rowe  Price  Global  Bond
     Portfolio  can invest to some degree in securities  of issuers in  developing  countries and in  lower-quality fixed  income  securities,  and  the  risks  of the  Portfolio  may be  accentuated  by  these  holdings.  The mortgage-backed and asset-backed  securities could subject the Portfolio to increased  volatility in the event of interest  rate  changes,  which could cause  prepayments  to increase,  and the value of the  securities to decrease.

o        As a fund that invests primarily in lower-quality  fixed income  securities,  the AST Federated High Yield
     Portfolio  will be subject to a level of risk that is high  relative to other fixed  income  funds,  and which may be  comparable  to or  higher  than  some  equity  funds.  The  level  of  risk  of the  AST  Lord  Abbett
     Bond-Debenture  Portfolio  may be higher  than many  other  fixed  income  funds  because  it will  often have significant  investments in  lower-quality  fixed income  securities.  Like equity  securities,  lower-quality
     fixed  income  securities  tend  to  reflect   short-term  market   developments  to  a  greater  extent  than
     higher-quality   fixed  income   securities.   An  economic   downturn  may  adversely  affect  the  value  of
     lower-quality  securities,  and the  trading  market for such  securities  is  generally  less liquid than the market for higher-quality securities.

o        The average  duration or maturity of the AST Lord Abbett  Bond-Debenture  Portfolio  and the AST DeAM Bond
     Portfolio  generally  will be longer than that of the AST PIMCO Total  Return  Bond  Portfolio,  which in turn will be longer than that of the AST PIMCO Limited  Maturity Bond  Portfolio,  and funds having longer  average maturities  or durations  can be expected to be subject to a greater  level of risk than  shorter-term  funds.
     As funds that invest  primarily in high-quality  fixed income  securities,  the level of risk to which the AST
     DeAM Bond Portfolio,  the AST PIMCO Total Return Bond Portfolio and AST PIMCO Limited  Maturity Bond Portfolio
     are  subject  can be expected to be less than most equity  funds.  Nonetheless,  the fixed  income  securities held by these  Portfolios can decline in value because of changes in their quality,  in market interest rates, or for other  reasons.  While the  complex  fixed  income  securities  invested  in and  investment  practices engaged  in by the AST PIMCO  Total  Return  Bond  Portfolio  and AST PIMCO  Limited  Maturity  Portfolio  are
     designed to increase  their return or hedge their  investments,  these  securities  and practices may increase the risk to which the Portfolios are subject.

o        The AST Money Market  Portfolio seeks to preserve the value of your investment at $1.00 per share,  but it is still  possible  to lose money by  investing  in the  Portfolio.  An  investment  in the  Portfolio  is not insured or  guaranteed  by the Federal  Deposit  Insurance  Corporation  or any other  government  agency.  In addition,  the income earned by the Portfolio will fluctuate  based on market  conditions,  interest rates and other factors.

Past Performance

             The bar charts show the  performance  of each  Portfolio for each full calendar year the Portfolio has been in operation.  The tables below each bar chart show each such  Portfolio's  best and worst quarters during the periods  included in the bar chart,  as well as average  annual total returns for each Portfolio  since  inception.
This  information may help provide an indication of each  Portfolio's  risks by showing changes in performance from year to year and by  comparing  the  Portfolio's  performance  with that of a  broad-based  securities  index.  The performance  figures do not reflect any charges  associated  with the variable  insurance  contracts  through which
Portfolio  shares are  purchased;  and would be lower if they did. All figures  assume  reinvestment  of dividends.
Past  performance  does not  necessarily  indicate  how a  Portfolio  will  perform in the future.  No  performance information  is  included  for  those  Portfolios  that  commenced  operations  after  January,  2001 (the AST DeAM
Small-Cap Value  Portfolio,  the AST DeAM Large-Cap Growth  Portfolio,  the AST  Alliance/Bernstein  Growth + Value
Portfolio,  the AST Sanford Bernstein Core Value Portfolio and the AST Lord Abbett  Bond-Debenture  Portfolio,  and
the AST DeAM Bond Portfolio).

AST STRONG INTERNATIONAL EQUITY PORTFOLIO*

80.00%
60.00%
40.00%
20.00%
0.00%
-20.00%
-40.00%
-8.35%
36.11%
2.64%
10.00%
9.65%
18.15%
20.10%
64.13%
26.63%
-22.75%
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001

Best Quarter	Worst Quarter
Up 42.51%, 4th quarter 1999	Down 19.79%, 3rd quarter 1998

Average annual total returns For periods ended 12/31/01	Portfolio	Index: Morgan Stanley Capital International (MSCI) EAFE Index
1 year	-22.75%	-21.44%
5 year	5.75%	0.89%
10 year	7.40%	4.46%

* Between May 4, 1999 and December 10, 2001, the AST Strong International Equity Portfolio was known as the AST AIM International Equity Portfolio, and A I M Capital Management, Inc. served as the Sub-advisor to the Portfolio. Between October 15, 1996 and May 4, 1999, the Portfolio was known as the AST Putnam International Equity Portfolio, and Putnam Investment Management, Inc. served as Sub-advisor to the Portfolio. Prior to October 15, 1996, Seligman Henderson Co. served as Sub-advisor to the Portfolio.

AST JANUS OVERSEAS GROWTH PORTFOLIO

100.00%
80.00%
60.00%
40.00%
20.00%
0.00%
-20.00%
-40.00%
18.70%
16.22%
82.68%
-24.62%
-23.55%
1997
1998
1999
2000
2001

Best Quarter	Worst Quarter
Up 59.16%, 4th quarter 1999	Down 21.19%, 3rd quarter 2001

Average annual total returns For periods ended 12/31/01	Portfolio	Index: Morgan Stanley Capital International (MSCI) EAFE Index
1 year	-23.55%	-21.44%
Since inception (1/2/97)	7.76%	0.89%

AST AMERICAN CENTURY INTERNATIONAL GROWTH PORTFOLIO

80.00%
60.00%
40.00%
20.00%
0.00%
-20.00%
-40.00%
15.10%
18.68%
65.20%
-16.10%
-27.27%
1997
1998
1999
2000
2001

Best Quarter	Worst Quarter
Up 49.04%, 4th quarter 1999	Down 17.66%, 3rd quarter 1998

Average annual total returns For periods ended 12/31/01	Portfolio	Index: Morgan Stanley Capital International (MSCI) EAFE Index
1 year	-27.27%	-21.44%
Since Inception (1/2/97)	6.64%	0.89%

AST MFS GLOBAL EQUITY PORTFOLIO

0.00%
-2.00%
-4.00%
-6.00%
-8.00%
-10.00%
-7.19%
-9.97%
2000
2001

Best Quarter	Worst Quarter
Up 8.74%, 4th quarter 2001	Down 10.84%, 3rd quarter 2001

Average annual total returns For periods ended 12/31/01	Portfolio	Index: Morgan Stanley Capital International (MSCI) EAFE Index
1 year	-9.97%	-21.44%
Since Inception (10/18/99)	-3.59%	-13.01%

AST DeAM INTERNATIONAL EQUITY PORTFOLIO*

100.00%
50.00%
0.00%
-50.00%
12.91%
2.03%
10.92%
89.71%
-30.28%
-32.21%
1996
1997
1998
1999
2000
2001

Best Quarter	Worst Quarter
Up 64.20%, 4th quarter 1999	Down 22.77%, 2nd quarter 2000

Average annual total returns For periods ended 12/31/01	Portfolio	Index: Morgan Stanley Capital International (MSCI) EAFE Index
1 year	-32.21%	-21.44%
5 years	0.29%	0.89%
Since inception (5/2/95)	2.56%	2.34%

*Between October 15, 1996 and April 30, 2002, the AST DeAM International Equity Portfolio was known as the AST Founders Passport Portfolio and Founders Asset Management, Inc. served as Sub-advisor to the Portfolio. Prior to October 15, 1996, the Portfolio was known as the Seligman Henderson International Small-Cap Portfolio, and Seligman Henderson Co. served as Sub-advisor to the Portfolio.

Part of the historical performance of the Portfolio is due to purchases of securities sold in Initial Public Offerings ("IPOs"). The effect of IPOs on the Portfolio's performance depends on a variety of factors including the number of IPOs that the Portfolio invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the Portfolio. There is no guarantee that the Portfolio's investments in IPOs, if any, will continue to have a similar impact on the Portfolio's performance.

AST PBHG SMALL-CAP GROWTH PORTFOLIO*

150.00%
100.00%
50.00%
0.00%
-50.00%
8.40%
32.56%
20.05%
6.01%
3.49%
141.96%
-48.16%
-6.47%
1994
1995
1996
1997
1998
1999
2000
2001

Best Quarter	Worst Quarter
Up 79.79%, 4th quarter 1999	Down 31.21%, 4th quarter 2000

Average annual total returns For periods ended 12/31/01	Portfolio	Index: Standard & Poors 500 Index
1 year	-6.47%	-11.88%
5 year	5.18%	10.70%
Since Inception (1/4/94)	10.50%	13.98%

AST DeAM SMALL-CAP GROWTH PORTFOLIO*

55.90%
60.00%
40.00%
20.00%
0.00%
-20.00%
-40.00%
-20.95%
-28.43%
1999
2000
2001

Best Quarter	Worst Quarter
Up 47.63%, 4th quarter 1999	Down 28.92%, 3rd quarter 2001

Average annual total returns For periods ended 12/31/01	Portfolio	Index: Standard & Poors 500 Index
1 year	-28.43%	-11.88%
Since Inception (1/4/99)	-4.11%	-2.26%

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO

0.00%
-5.00%
-10.00%
-15.00%
-20.00%
-25.00%
-20.61%
2001

Best Quarter	Worst Quarter
Up 29.62%, 4th quarter 2001	Down 32.24%, 3rd quarter 2001

Average annual total returns For periods ended 12/31/01	Portfolio	Index: Standard & Poors 500 Index
1 year	-20.61%	-11.88%
Since Inception (12/31/99)	-23.93%	-10.50%

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO*

33.85%
35.00%
25.00%
15.00%
5.00%
-5.00%
8.81%
9.91%
-0.10%
1998
1999
2000
2001

Best Quarter	Worst Quarter
Up 22.89%, 2nd quarter 1999	Down 22.12%, 3rd quarter 1998

Average annual total returns For periods ended 12/31/01	Portfolio	Index: Standard & Poors 500 Index
1 year	9.91%	-11.88%
Since Inception (1/2/98)	12.47%	5.67%

AST GABELLI SMALL-CAP VALUE PORTFOLIO*

28.80%
-10.53%
0.58%
21.86%
6.98%
30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
1997
1998
1999
2000
2001

Best Quarter	Worst Quarter
Up 19.09%, 2nd quarter 1999	Down 19.88%, 3rd quarter 1998

Average annual total returns For periods ended 12/31/01	Portfolio	Index: Standard & Poors 500 Index
1 year	6.98%	-11.88%
Since Inception (1/2/97)	8.61%	10.70%

AST JANUS MID-CAP GROWTH PORTFOLIO

0.00%
-10.00%
-20.00%
-30.00%
-40.00%
-50.00%
-40.17%
2001

Best Quarter	Worst Quarter
Up 13.75%, 4th quarter 2001	Down -33.06%, 4th quarter 2000

Average annual total returns For periods ended 12/31/01	Portfolio	Index: Standard & Poors 500 Index
1 year	-40.17%	-11.88%
Since Inception (12/31/99)	-42.49%	-10.50%

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO*

60.00%
40.00%
20.00%
0.00%
-20.00%
-40.00%
24.42%
16.34%
16.68%
20.65%
51.37%
-8.07%
-25.79%
1995
1996
1997
1998
1999
2000
2001

Best Quarter	Worst Quarter
Up 49.25%, 4th quarter 1999	Down 29.71%, 3rd quarter 2001

Average annual total returns For periods ended 12/31/01	Portfolio	Index: Standard & Poors 500 Index
1 year	-25.79%	-11.88%
5 year	7.77%	10.70%
Since Inception (10/20/94)	10.84%	15.15%

AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO*

30.00%
20.00%
10.00%
0.00%
-10.00%
-6.95%
26.13%
11.53%
26.42%
-2.33%
5.67%
27.49%
-3.03%
1994
1995
1996
1997
1998
1999
2000
2001

Best Quarter	**Worst Quarter**
Up 15.95%, 4th quarter 1998	Down 14.37%, 3rd quarter 1999

Average annual total returns For periods ended 12/31/01	**Portfolio**	**Index: Standard & Poors 500 Index**
1 year	-3.03%	-11.88%
5 year	10.04%	10.70%
Since Inception (5/4/93)	9.97%	13.85%

AST ALGER ALL-CAP GROWTH PORTFOLIO*

0.00%
-10.00%
-20.00%
-30.00%
-40.00%
-31.60%
-16.67%
2000
2001

Best Quarter	Worst Quarter
Up 14.46%, 4th quarter 2001	Down 20.83%, 4th quarter 2000

Average annual total returns For periods ended 12/31/01	Portfolio	Index: Standard & Poors 500 Index
1 year	-16.67%	-11.88%
Since Inception (12/31/99)	-24.50%	-10.50%

*Due to the events of September 11, 2001, Massachusetts Financial Services Company ("MFS") acted as interim co-sub-advisor in conjunction with Fred Alger Management, Inc. ("Alger") for the AST Alger All-Cap Growth Portfolio (the "Alger Fund") from September 17, 2001 through December 9, 2001. Effective December 10, 2001, Alger resumed the role as the sole sub-advisor for the Alger Fund.

AST GABELLI ALL-CAP VALUE PORTFOLIO

0.00%
-0.50%
-1.00%
-1.50%
-2.00%
-2.50%
-2.18%
2001

Best Quarter	Worst Quarter
Up 9.19%, 4th quarter 2001	Down 12.50%, 3rd quarter 2001

Average annual total returns For periods ended 12/31/01	Portfolio	Index: Standard & Poors 500 Index
1 year	-2.18%	-11.88%
Since Inception (12/31/99)	-1.09%	-10.50%

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO

40.00%
30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
30.74%
3.39%
-11.83%
28.11%
26.79%
0.70%
1996
1997
1998
1999
2000
2001

Best Quarter	**Worst Quarter**
Up 17.84%, 2nd quarter 1999	Down 14.04%, 4th quarter 1997

Average annual total returns For periods ending 12/31/01	**Portfolio**	**Index: Standard & Poors 500 Index**
1 year	0.70%	-11.88%
5 years	8.32%	10.70%
Since Inception (5/2/95)	12.29%	14.65%

AST ALLIANCE GROWTH PORTFOLIO*

40.00%
30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
14.83%
27.34%
33.91%
-13.74%
-14.72%
1997
1998
1999
2000
2001

Best Quarter	Worst Quarter
Up 28.30%, 4th quarter 1999	Down 16.90%, 1st quarter 2001

Average annual total returns For periods ended 12/31/01	Portfolio	Index: Standard & Poors 500 Index
1 year	-14.72%	-11.88%
5 years	7.57%	10.70%
Since Inception (5/2/96)	8.45%	12.11%

AST MFS GROWTH PORTFOLIO

0.00%
-5.00%
-10.00%
-15.00%
-20.00%
-25.00%
-6.53%
-21.68%
2000
2001

Best Quarter	Worst Quarter
Up 15.50%, 4th quarter 2001	Down 22.43%, 3rd quarter 2001

Average annual total returns For periods ended 12/31/01	Portfolio	Index: Standard & Poors 500 Index
1 year	-21.68%	-11.88%
Since Inception (10/18/99)	-8.25%	-6.45%

AST MARSICO CAPITAL GROWTH PORTFOLIO

60.00%
40.00%
20.00%
0.00%
-20.00%
-40.00%
41.59%
52.58%
-14.25%
-21.71%
1998
1999
2000
2001

Best Quarter	Worst Quarter
Up 36.36%, 4th quarter 1999	Down 18.06%, 3rd quarter 2001

Average annual total returns for periods ended 12/31/01	Portfolio	Index: Standard & Poors 500 Index
1 year	-21.71%	-11.88%
Since Inception (12/22/97)	9.76%	5.67%

AST JANCAP GROWTH PORTFOLIO

80.00%
60.00%
40.00%
20.00%
0.00%
-20.00%
-40.00%
11.87%
-4.51%
37.98%
28.36%
28.66%
68.26%
55.01%
-30.97%
-31.67%
1993
1994
1995
1996
1997
1998
1999
2000
2001

Best Quarter	Worst Quarter
Up 33.97%, 4th quarter 1999	Down 26.71%, 1st quarter 2001

Average annual total returns For periods ended 12/31/01	Portfolio	Index: Standard & Poors 500 Index
1 year	-31.67%	-11.88%
5 year	9.62%	10.70%
Since Inception (11/5/92)	13.37%	13.84%

AST DeAM LARGE-CAP VALUE PORTFOLIO*

0.00%
-2.00%
-4.00%
-6.00%
-5.53%
2001

Best Quarter	Worst Quarter
Up 12.45%, 4th quarter 2001	Down 14.92%, 3rd quarter 2001

Average annual total returns For periods ended 12/31/01	Portfolio	Index: Standard & Poors 500 Index
1 year	-5.53%	-11.88%
Since Inception (10/23/00)	-5.88%	-10.50%

AST COHEN & STEERS REALTY PORTFOLIO

26.19%
30.00%
20.00%
-16.00%
2.26%
2.85%
10.00%
0.00%
-10.00%
-20.00%
1998
1999
2000
2001

Best Quarter	Worst Quarter
Up 9.98%, 3rd quarter 2000	Down 5.12%, 3rd quarter 2001

Average annual total returns For periods ended 12/31/01	Portfolio	Index: NAREIT Equity REIT Index
1 year	2.85%	13.98%
Since Inception (1/2/98)	2.76%	2.28%

AST SANFORD BERNSTEIN MANAGED INDEX 500 PORTFOLIO*

27.90%
21.23%
-8.82%
-10.01%
30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
1998
1999
2000
2001

Best Quarter	Worst Quarter
Up 21.58%, 4th quarter 1998	Down 13.41%, 3rd quarter 2001

Average annual total returns For periods ended 12/31/01	Portfolio	Index: Standard & Poors 500 Index
1 year	-10.01%	-11.88%
Since Inception (1/2/98)	6.21%	5.67%

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO*

30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
22.30%
12.27%
22.98%
-10.77%
-8.44%
1997
1998
1999
2000
2001

Best Quarter	Worst Quarter
Up 16.72%, 4th quarter 1998	Down 13.53%, 3rd quarter 2001

Average annual total returns For periods ended 12/31/01	Portfolio	Index: Standard & Poors 500 Index
1 year	-8.44%	-11.88%
Since Inception (1/2/97)	6.65%	10.70%

AST ALLIANCE GROWTH AND INCOME PORTFOLIO*

30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
-5.00%
13.69%
2.22%
28.91%
18.56%
23.92%
12.48%
16.09%
5.52%
-0.48%
1993
1994
1995
1996
1997
1998
1999
2000
2001

Best Quarter	Worst Quarter
Up 16.94%, 4th quarter 1998	Down 14.65%, 4th quarter 2001

Average annual total returns For periods ended 12/31/01	Portfolio	Index: Standard & Poors 500 Index
1 year	-0.48%	-11.88%
5 year	11.19%	10.70%
Since Inception (5/1/92)	12.89%	14.65%

AST MFS GROWTH WITH INCOME PORTFOLIO

5.00%
0.00%
-5.00%
-10.00%
-15.00%
-20.00%
0.19%
-15.46%
2000
2001

Best Quarter	Worst Quarter
Up 8.15%, 4th quarter 2001	Down 13.11%, 3rd quarter 2001

Average annual total returns For periods ended 12/31/01	Portfolio	Index: Standard & Poors 500 Index
1 year	-15.46%	-11.88%
Since Inception (10/18/99)	-5.10%	-6.45%

AST INVESCO EQUITY INCOME PORTFOLIO

40.00%
30.00%
20.00%
10.00%
0.00%
-10.00%
-2.50%
30.07%
17.09%
23.33%
13.34%
11.74%
4.74%
-8.59%
1994
1995
1996
1997
1998
1999
2000
2001

Best Quarter	Worst Quarter
Up 12.32%, 4th quarter 1998	Down 10.51%, 3rd quarter 2001

Average annual total returns For periods ended 12/31/01	Portfolio	Index: Standard & Poors 500 Index
1 year	-8.59%	-11.88?
5 year	8.38%	10.70?
Since Inception (1/4/94)	10.50%	13.98?

AST DeAM GLOBAL ALLOCATION PORTFOLIO*

30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
0.09%
22.60%
11.23%
18.28%
12.86%
20.85%
-4.36%
-11.73%
1994
1995
1996
1997
1998
1999
2000
2001

Best Quarter	Worst Quarter
Up 16.25%, 4th quarter 1999	Down 12.44%, 3rd quarter 2001

Average annual total returns For periods ended 12/31/01	Portfolio	Index: Blended Index (60% Standard & Poors 500, 40% Lehman Brothers Government/ Credit Index)
1 year	-11.73%	-3.72%
5 year	6.37%	9.36%
Since Inception (5/4/93)	8.11%	6.96%

AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO

30.00%
20.00%
10.00%
0.00%
-10.00%
13.40%
21.29%
12.97%
-3.11%
-3.80%
1997
1998
1999
2000
2001

Best Quarter	Worst Quarter
Up 14.12%, 4th quarter 1998	Down 7.91%, 3rd quarter 2001

Average annual total returns For periods ended 12/31/01	Portfolio	Blended Index (60% Standard & Poors 500, 40% Lehman Aggregate Bond Index)*
1 year	-3.80%	-3.72%
Since Inception (1/2/97)	7.70%	9.36%

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO

25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
-5.00%
-0.60%
23.36%
13.14%
18.40%
18.36%
10.28%
-0.48%
-4.79%
1994
1995
1996
1997
1998
1999
2000
2001

Best Quarter	**Worst Quarter**
Up 11.92%, 4th quarter 1998	Down 8.23%, 3rd quarter 2001

Average annual total returns For periods ended 12/31/01	**Portfolio**	**Index: Blended Index (60% Standard & Poors 500, 40% Lehman Brothe Government/ Credit Index)**
1 year	-4.79%	-3.7
5 year	7.93%	9.3
Since Inception (1/4/94)	9.28%	11.1

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO*

15.00%
10.00%
5.00%
0.00%
-5.00%
-10.00%
11.10%
5.98%
-3.42%
14.72%
-8.33%
-0.45%
2.66%
1995
1996
1997
1998
1999
2000
2001

Best Quarter	Worst Quarter
Up 6.31%, 4th quarter 1998	Down 5.56%, 1st quarter 1999

Average annual total returns For periods ended 12/31/01	Portfolio	Index: Lehman Brothers Global Aggregate Index
1 year	2.66%	1.57
5 year	0.75%	7.43
Since Inception (5/3/94)	2.22%	4.48

AST FEDERATED HIGH YIELD PORTFOLIO

19.57%
13.58%
13.59%
2.61%
2.00%
-3.10%
-9.69%
0.14%
20.00%
15.00%
10.00%
5.00%
0.00%
-5.00%
-10.00%
1994
1995
1996
1997
1998
1999
2000
2001

Best Quarter	Worst Quarter
Up 5.73%, 1st quarter 1995	Down 7.35%, 4th quarter 2000

Average annual total returns For periods ended 12/31/01	Portfolio	Index: Merrill Lynch High Yield Index
1 year	0.14%	6.21%
5 year	1.46%	3.95%
Since Inception (1/4/94)	4.44%	6.04%

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO

3.04%
4.00%
3.00%
2.00%
1.00%
0.00%
2001

Best Quarter	Worst Quarter
Up 5.88%, 4th quarter 2001	Down 3.24%, 3rd quarter 2001

Average annual total returns For periods ended 12/31/01	Portfolio	Index: Standard & Poors 500 Index
1 year	3.04%	-11.88%
Since Inception (12/31/99)	3.84%	-10.50%

AST PIMCO TOTAL RETURN BOND PORTFOLIO

20.00%
15.00%
10.00%
5.00%
0.00%
-5.00%
-2.50%
18.78%
3.42%
9.87%
9.46%
-1.09%
11.57%
8.87%
1994
1995
1996
1997
1998
1999
2000
2001

Best Quarter	**Worst Quarter**
Up 6.22%, 3rd quarter 2001	Down 2.54%, 1st quarter 1996

Average annual total returns For periods ended 12/31/01	**Portfolio**	**Index: LB Aggregate Index**
1 year	8.87%	8.44%
5 year	7.64%	7.43%
Since Inception (1/4/94)	7.11%	6.90%

AST PIMCO LIMITED MATURITY BOND PORTFOLIO

10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
3.90%
7.46%
5.72%
3.37%
8.43%
7.97%
1996
1997
1998
1999
2000
2001

Best Quarter	Worst Quarter
Up 2.95%, 4th quarter 1998	Down 0.52%, 1st quarter 1996

Average annual total returns For periods ended 12/31/01	Portfolio	Index: Merrill Lynch 1-3 Year Index
1 year	7.97%	8.41%
5 years	6.57%	6.58%
Since Inception (5/2/95)	6.22%	6.68%

AST MONEY MARKET PORTFOLIO*

8.00%
6.00%
4.00%
2.00%
0.00%
2.55%
3.75%
5.05%
5.08%
5.18%
5.14%
4.60%
6.07%
3.77%
1993
1994
1995
1996
1997
1998
1999
2000
2001

Best Quarter	Worst Quarter
Up 1.77%, 3rd quarter 2000	Up 0.54%, 4th quarter 2001

7-day yield (as of 12/31/01)	1.68%

FEES AND EXPENSES OF THE PORTFOLIOS:

The table below  describes  the fees and  expenses  that you may pay if you buy and hold shares of the  Portfolios.
Unless otherwise indicated, the expenses shown below are for the year ending December 31, 2001.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases                                                          NONE*
Maximum Deferred Sales Charge (Load)                                                                      NONE*
Maximum Sales Charge (Load) Imposed on Reinvested Dividends                                               NONE*
Redemption Fees                                                                                           NONE*
Exchange Fee                                                                                              NONE*

* Because shares of the Portfolios may be purchased  through  variable  insurance  products,  the prospectus of the relevant  product  should be carefully  reviewed  for  information  on the charges and expenses of those  products.
This table does not reflect any such charges.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Portfolio assets, in %):

                                                Management    Distribution  Other        Total Annual     Fee Waivers    Net
                                                Fees          and           Expenses     Portfolio       and Expense     Annual
                                                              Service                    Operating       Reimbursement(4)Fund
Portfolio:                                                    (12b-1)                    Expenses                        Operating
                                                              Fees(3)                                                    Expenses
----------------------------------------------- ------------- ------------- ------------ --------------- --------------- ------------
AST Strong International Equity                     0.87          0.05           0.22         1.14            N/A             1.14
AST Janus Overseas Growth                           1.00          0.02           0.22         1.24            N/A             1.24
AST American Century International Growth(1)        1.00          0.00           0.28         1.28            N/A             1.28
AST DeAM International Equity                       1.00          0.00           0.32         1.32            (0.15)          1.17
AST MFS Global Equity                               1.00          0.00           0.40         1.40            N/A             1.40
AST PBHG Small-Cap Growth                           0.90          0.03           0.23         1.16            N/A             1.16
AST DeAM Small-Cap Growth                           0.95          0.03           0.19         1.17            (0.01)          1.16
AST Federated Aggressive Growth                     0.95          0.00           0.83         1.78            (0.43)          1.35
AST Goldman Sachs Small-Cap Value                   0.95          0.07           0.16         1.18            N/A             1.18
AST Gabelli Small-Cap Value                         0.90          0.00           0.18         1.08            N/A             1.08
AST DeAM Small-Cap Value(2)                         0.95          0.02           0.22         1.19            (0.15)          1.04
AST Janus Mid-Cap Growth                            1.00          0.08           0.26         1.34            N/A             1.34
AST Neuberger Berman Mid-Cap Growth                 0.90          0.04           0.18         1.12            N/A             1.12
AST Neuberger Berman Mid-Cap Value                  0.90          0.16           0.16         1.22            N/A             1.22
AST Alger All-Cap Growth                            0.95          0.09           0.16         1.20            N/A             1.20
AST Gabelli All-Cap Value                           0.95          0.01           0.24         1.20            N/A             1.20
AST T. Rowe Price Natural Resources                 0.90          0.01           0.20         1.11            N/A             1.11
AST Alliance Growth                                 0.90          0.04           0.19         1.13            N/A             1.13
AST MFS Growth                                      0.90          0.04           0.17         1.11            N/A             1.11
AST Marsico Capital Growth                          0.90          0.02           0.16         1.08            (0.02)          1.06
AST JanCap Growth                                   0.90          0.03           0.14         1.07            (0.03)          1.04
AST DeAM Large-Cap Growth(2)                        0.85          0.02           0.22         1.09            (0.10)          0.99
AST DeAM Large-Cap Value                            0.85          0.02           0.22         1.09            (0.10)          0.99
AST Alliance/Bernstein Growth + Value               0.90          0.00           0.55         1.45            (0.10)          1.35
AST Sanford Bernstein Core Value                    0.75          0.00           0.40         1.15            N/A             1.15
AST Cohen & Steers Realty                           1.00          0.02           0.19         1.21            N/A             1.21
AST Sanford Bernstein Managed Index 500             0.60          0.02           0.16         0.78            N/A             0.78
AST American Century Income & Growth                0.75          0.00           0.19         0.94            N/A             0.94
AST Alliance Growth and Income                      0.75          0.07           0.14         0.96            (0.02)          0.94
AST MFS Growth with Income                          0.90          0.03           0.18         1.11            N/A             1.11
AST INVESCO Equity Income                           0.75          0.01           0.16         0.92            (0.01)          0.91
AST DeAM Global Allocation                          0.10          0.00           0.17         0.27            N/A             0.27
AST American Century Strategic Balanced             0.85          0.00           0.23         1.08            N/A             1.08
AST T. Rowe Price Asset Allocation                  0.85          0.00           0.25         1.10            N/A             1.10
AST T. Rowe Price Global Bond                       0.80          0.00           0.28         1.08            N/A             1.08
AST Federated High Yield                            0.75          0.00           0.20         0.95            N/A             0.95
AST Lord Abbett Bond-Debenture                      0.80          0.00           0.30         1.10            N/A             1.10
AST DeAM Bond(2)                                    0.85          0.00           0.22         1.07            (0.15)          0.92
AST PIMCO Total Return Bond                         0.65          0.00           0.16         0.81            (0.02)          0.79
AST PIMCO Limited Maturity Bond                     0.65          0.00           0.18         0.83            N/A             0.83
AST Money Market                                    0.50          0.00           0.14         0.64            (0.05)          0.59
(1)  The expense information for this Portfolio reflects the addition of the net assets of the AST American
Century International Growth Portfolio II ("Portfolio II") as result of a merger on September 24, 2001 between the Portfolio and Portfolio II.
(2)  These Portfolios commenced operations in May 2002.  "Other Expenses" and "Distribution and Service Fees"
shown are based on estimated amounts for the fiscal year ending December 31, 2002.
(3) As discussed  below under  "Management  of the Trust - Fees and Expenses,  the Trustees  adopted a Distribution
Plan (the  "Distribution  Plan")  under Rule 12b-1 to permit an  affiliate  of the  Trust's  Investment  Manager to receive brokerage  commissions in connection with purchases and sales of securities held by the Portfolios,  and to use these  commissions to promote the sale of shares of the  Portfolio.  While the brokerage  commission  rates and amounts paid by the various  Portfolios  are not  expected to increase as a result of the  Distribution  Plan,  the staff of the Securities  and Exchange  Commission  takes the position that  commission  amounts  received under the
Distribution  Plan should be  reflected as  distribution  expenses of the  Portfolios.  The  Distribution  Fees are derived and annualized from data regarding  commission  amounts  directed to the affiliate  under the  Distribution
Plan.  Although there are no maximum amounts  allowable,  actual commission amounts directed under the Distribution
Plan will vary and the amounts  directed during the last full fiscal year of the Plan's  operations may differ from the amounts listed in the above chart.
(4) The Investment  Manager has agreed to reimburse  and/or waive fees for certain  Portfolios until at least April
30, 2003. The caption "Total Annual Fund Operating  Expenses"  reflects the  Portfolios'  fees and expenses  before such waivers and  reimbursements,  while the caption "Net Annual Fund  Operating  Expenses"  reflects the effect of such waivers and reimbursements.

EXPENSE EXAMPLES:

         These examples are intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds.

         The Examples assume that you invest $10,000 in a Portfolio for the time periods indicated.  The Examples also assume that your investment has a 5% return each year, that the Portfolios' total operating expenses remain the same, and that any expense waivers and reimbursements remain in effect only for the periods during which they are binding.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                                After:
Portfolio:                                           1 yr.             3 yrs.           5 yrs.            10 yrs.
---------                                            ------------------------------------------------------------

AST Strong International Equity                      116               362              628               1,386
AST Janus Overseas Growth                            126               393              681               1,500
AST American Century International Growth            130               406              702               1,545
AST DeAM International Equity                        119               372               644              1,420
AST MFS Global Equity                                143               443               766              1,680
AST PBHG Small-Cap Growth                            118               368              638               1,409
AST DeAM Small-Cap Growth                            106               331              574               1,271
AST Federated Aggressive Growth                      137               428              739               1,624
AST Goldman Sachs Small-Cap Value                    120               375              649               1,432
AST Gabelli Small-Cap Value                          110               343              595               1,317
AST DeAM Small-Cap Value                             106               331              574               1,271
AST Janus Mid-Cap Growth                             136               425              734               1,613
AST Neuberger Berman Mid-Cap Growth                  114               356              617               1,363
AST Neuberger Berman Mid-Cap Value                   124               387              670               1,477
AST Alger All-Cap Growth                             122               381              660               1,455
AST Gabelli All-Cap Value                            122               381              660               1,455
AST T. Rowe Price Natural Resources                  113               353              612               1,352
AST Alliance Growth                                  115               359              622               1,375
AST MFS Growth                                       113               353              612               1,352
AST Marsico Capital Growth                           108               337              585               1,294
AST JanCap Growth                                    106               331              574               1,271
AST DeAM Large-Cap Growth                            101               315              547               1,213
AST DeAM Large-Cap Value                             101               315              547               1,213
AST Alliance/Bernstein Growth + Value                137               428              739               1,624
AST Sanford Bernstein Core Value                     117               365              633               1,398
AST Cohen & Steers Realty                            123               384              665               1,466
AST Sanford Bernstein Managed Index 500               80               249              433                 966
AST American Century Income & Growth                  96               300              520               1,155
AST Alliance Growth and Income                        96               300              520               1,155
AST MFS Growth with Income                           113               353              612               1,352
AST INVESCO Equity Income                             93               290              504               1,120
AST DeAM Global Allocation                            28                87              152                 343
AST American Century Strategic Balanced              110               343              595               1,317
AST T. Rowe Price Asset Allocation                   112               350              606               1,340
AST T. Rowe Price Global Bond                        110               343              595               1,317
AST Federated High Yield                              97               303              526               1,166
AST Lord Abbett Bond-Debenture                       112               350              606               1,340
AST DeAM Bond                                         94               293              509               1,131
AST PIMCO Total Return Bond                           81               252              439                 978
AST PIMCO Limited Maturity Bond                       85               265              460               1,025
AST Money Market                                      60               189              329                 738

INVESTMENT OBJECTIVES AND POLICIES:

..........The  investment  objective,  policies and  limitations  for each of the  Portfolios  are described  below.
While certain policies apply to all Portfolios,  generally each Portfolio has a different  investment objective and investment  focus. As a result,  the risks,  opportunities  and returns of investing in each Portfolio will differ.
The  investment  objectives  and  policies of the  Portfolios  generally  are not  fundamental  policies and may be changed by the Trustees without shareholder approval.

..........There  can be no  assurance  that the  investment  objective  of any  Portfolio  will be  achieved.  Risks relating to certain types of securities  and  instruments  in which the Portfolios may invest are described in this
Prospectus under "Certain Risk Factors and Investment Methods."

..........If  approved  by the  Trustees,  the Trust  may add more  Portfolios  and may cease to offer any  existing
Portfolios in the future.

AST STRONG INTERNATIONAL EQUITY PORTFOLIO:

Investment  Objective:  The investment  objective of the Portfolio,  (formerly,  the AST AIM  International  Equity
Portfolio) is to seek long-term  capital  growth by investing in a diversified  portfolio of  international  equity securities the issuers of which are considered to have strong earnings momentum.

Principal Investment Objectives and Risks:

         The Portfolio will have a non-fundamental  policy to invest, under normal  circumstances,  at least 80% of the value of its assets in equity  securities.  The 80%  investment  requirement  applies at the time the Portfolio invests its assets.  Equity  securities  include  common  stocks,  securities  convertible  into common  stocks and securities  having common stock  characteristics  or other  derivative  instruments  whose value is based on common stocks,  such as rights,  warrants or options to purchase  common stock,  preferred  stock,  convertible  preferred stock,  convertible bonds,  convertible debentures,  convertible notes, depository receipts,  futures contracts and swaps investments.

         The Portfolio  seeks to meet its  investment  objective by normally  investing  primarily in a diversified portfolio of equity  securities  of companies  located or operating in developed  non-U.S.  countries  and emerging markets  of the  world.  The  equity  securities  will  ordinarily  be traded on a  recognized  foreign  securities exchange or traded in a foreign  over-the-counter  market in the country where the issuer is principally based, but may also be traded in other countries  including the United States.  The Sub-advisor  intends to focus on companies with an above-average  potential for long-term growth and attractive relative  valuations.  The Sub-advisor selects companies  based  on five key  factors:  growth,  valuation,  management,  risk and  sentiment.  In  addition,  the
Sub-advisor looks for companies with the following  characteristics:  (1) a  distinguishable  franchise on a local, regional or global basis;  (2) a history of effective  management  demonstrated by expanding  revenues and earnings growth;  (3) prudent  financial and accounting  policies;  and (4) an ability to capitalize on a changing  business environment.

         The Portfolio will normally  allocate assets among a variety of countries,  regions and industry  sectors, investing  in at least five  countries  outside of the United  States.  In  selecting  countries,  the  Sub-advisor considers such factors as economic growth prospects,  monetary and fiscal policies,  political stability,  currency trends and market  liquidity.  The  Portfolio may invest up to 40% of its total assets in any one country and up to
25% of its total assets in securities of issuers located and operating primarily in emerging market countries.

         As with any equity fund, the  fundamental  risk  associated  with the Portfolio is the risk that the value of the  securities it holds might  decrease.  The prices of equity  securities  change in response to many factors, including  the  historical  and  prospective  earnings of the issuer,  the value of its  assets,  general  economic conditions, interest rates, investor perceptions and market liquidity.

         As a fund that  invests  primarily  in the  securities  of foreign  issuers,  the risk and degree of share price  fluctuation  of the Portfolio may be greater than a fund  investing  primarily in domestic  securities.  The risks of investing in foreign  securities,  which are  described in more detail below under  "Certain  Risk Factors and Investment  Methods,"  include  political and economic  conditions and instability in foreign  countries,  less available  information  about foreign  companies,  lack of strict financial and accounting  controls and standards, less  liquid and more  volatile  securities  markets,  and  fluctuations  in  currency  exchange  rates.  While the
Portfolio may engage in  transactions  intended to hedge its exposure to  fluctuations  in foreign  currencies,  it does not normally do so. To the extent the Portfolio  invests in  securities  of issuers in  developing  countries, the  Portfolio may be subject to even greater  levels of risk and share price  fluctuation.  Transaction  costs are often higher in developing countries and there may be delays in settlement of transactions.

Other Investments:

         The  Portfolio  may  invest  up to 20% of  its  total  assets  in  debt  or  preferred  equity  securities exchangeable  for or  convertible  into  marketable  equity  securities  of foreign  companies.  In  addition,  the
Portfolio may regularly invest up to 20% of its total assets in high-grade  short-term debt  securities,  including
U.S.  Government  obligations,   investment  grade  corporate  bonds  or  taxable  municipal  securities,   whether
denominated in U.S.  dollars or foreign  currencies.  The Portfolio also may purchase and write (sell) covered call and put options on  securities  and stock  indices.  The  Portfolio  may also  purchase and sell stock and interest rate futures  contracts  and options on these  futures  contracts.  The purpose of these  transactions  is to hedge against changes in the market value of the Portfolio's  portfolio  securities caused by changing interest rates and market conditions,  and to close out or offset existing  positions in options or futures  contracts.  The Portfolio may from time to time make short sales "against the box."

         Additional  information about  convertible  securities,  options,  futures contracts and other investments that the Portfolio may make is included in this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  In addition to regularly  investing  up to 20% of its total assets in  short-term debt securities as noted above,  the Portfolio may hold all or a significant  portion of its assets in cash,  money market  instruments,  bonds or other debt securities in anticipation of or in response to adverse market conditions or for cash management  purposes.  While the Portfolio is in such a defensive position,  the opportunity to achieve its investment objective of capital growth may be limited.

AST JANUS OVERSEAS GROWTH PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek long-term growth of capital.

Principal Investment Policies and Risks:

         The Portfolio will have a non-fundamental  policy to invest, under normal  circumstances,  at least 80% of the value of its assets in  securities  of issuers that are  economically  tied to countries  other than the United
States.  The 80% investment requirement applies at the time the Portfolio invests its assets.

      The Portfolio  pursues its objective  primarily  through  investments in equity securities of issuers located outside the United States.  Equity  securities  include common stocks,  preferred  stocks,  warrants and securities convertible  into or exchangeable  for common or preferred  stocks.  The Portfolio has the flexibility to invest on a worldwide  basis in companies and  organizations  of any size,  regardless of country of organization or place of principal business activity.

         Under normal  circumstances,  the Portfolio  primarily invests in securities of issuers from at least five different  countries,  excluding the United States.  Although the Portfolio intends to invest  substantially all of its assets in issuers  located  outside the United  States,  it may at times  invest in U.S.  issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

         The  Portfolio  invests  primarily in  companies  selected for their  growth  potential.  The  Sub-advisor generally  takes a  "bottom  up"  approach  to  choosing  investments  for  the  Portfolio.  In  other  words,  the
Sub-advisor  seeks to identify  individual  companies with earnings growth  potential that may not be recognized by the market at large,  regardless of where the companies are  organized or where they  primarily  conduct  business.
Although  themes may emerge in the  Portfolio,  securities  are generally  selected  without  regard to any defined allocation  among  countries,  geographic  regions or  industry  sectors,  or other  similar  selection  procedure.
Current income is not a significant factor in choosing  investments,  and any income realized by the Portfolio will be incidental to its objective.

         As with any fund investing  primarily in existing  securities,  the  fundamental  risk associated with the
Portfolio  is the  risk  that the  value of the  equity  securities  it holds  might  decrease.  Stock  values  may fluctuate in response to the activities of an individual  company or in response to general market and/or  economic conditions.  As a fund that invests  primarily in the securities of foreign  issuers,  the risk associated with the
Portfolio may be greater than a fund investing  primarily in domestic  securities.  For a further discussion of the risks involved in investing in foreign  securities,  see this Prospectus under "Certain Risk Factors and Investment
Methods."  In  addition,  the  Portfolio  may invest to some  degree in smaller  or newer  issuers,  which are more likely to realize substantial growth as well as suffer significant losses than larger or more established issuers.

         The Portfolio  generally  intends to purchase  securities for long-term  investment rather than short-term gains.  However,  short-term  transactions may occur as the result of liquidity needs,  securities having reached a desired price or yield,  anticipated  changes in interest rates or the credit  standing of an issuer,  or by reason of economic or other  developments  not foreseen at the time the  investment  was made.  To a limited  extent,  the
Portfolio may purchase  securities in anticipation  of relatively  short-term  price gains.  The Portfolio may also sell one security and  simultaneously  purchase the same or a comparable  security to take  advantage of short-term differentials in bond yields or securities prices.

         Special  Situations.  The  Portfolio  may  invest in  "special  situations"  from time to time.  A special situation  arises  when,  in the  opinion  of the  Sub-advisor,  the  securities  of a  particular  issuer  will be recognized  and  increase  in value  due to a  specific  development  with  respect  to that  issuer.  Developments creating a special  situation might include a new product or process,  a technological  breakthrough,  a management change or other  extraordinary  corporate  event,  or  differences in market supply of and demand for the security.
Investment  in  special  situations  may  carry  an  additional  risk of loss in the  event  that  the  anticipated development does not occur or does not attract the expected attention.

Other Investments:

         The Portfolio may invest to a lesser degree in debt  securities,  including  bonds rated below  investment grade  ("junk"  bonds),  mortgage  and  asset-backed  securities  and zero  coupon,  pay-in-kind  and  step  coupon securities (securities that do not, or may not under certain circumstances, make regular interest payments).

The  Portfolio  may make short sales  "against the box." In addition,  the  Portfolio  may invest in the  following types of securities and engage in the following investment techniques:

         Futures,  Options and Other  Derivative  Instruments.  The Portfolio  may enter into futures  contracts on securities,  financial  indices and foreign  currencies  and options on such contracts and may invest in options on securities,  financial indices and foreign  currencies,  forward contracts and interest rate swaps and swap-related products  (collectively  "derivative  instruments").  The  Portfolio  intends  to use most  derivative  instruments primarily to hedge the value of its portfolio against potential  adverse  movements in securities  prices,  foreign currency  markets or interest  rates. To a limited  extent,  the Portfolio may also use derivative  instruments for non-hedging  purposes  such as  seeking to  increase  income.  The  Portfolio  may also use a variety  of  currency hedging  techniques,  including  forward  currency  contracts,  to  manage  exchange  rate  risk  with  respect  to investments exposed to foreign currency fluctuations.

         Index/structured  Securities. The Portfolio may invest in indexed/structured  securities,  which typically are short- to  intermediate-term  debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities,  indices,  commodity prices or other financial  indicators.  Such securities may offer growth potential because of anticipated  changes in interest rates, credit standing,  currency  relationships or other factors

         For more  information  on the types of securities  and  instruments  in which the Portfolio may invest and their risks, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  When the  Sub-advisor  believes  that market  conditions  are not  favorable  for profitable  investing or when the Sub-advisor is otherwise  unable to locate  favorable  investment  opportunities, the  Portfolio's  investments  may be  hedged  to a greater  degree  and/or  its cash or  similar  investments  may increase.  In other  words,  the  Portfolio  does  not  always  stay  fully  invested  in  stocks  and  bonds.  The
Portfolio's  cash and similar  investments  may  include  high-grade  commercial  paper,  certificates  of deposit, repurchase  agreements  and money market funds  managed by the  Sub-advisor.  While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of long-term growth of capital will be limited.

AST AMERICAN CENTURY INTERNATIONAL GROWTH PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth.

Principal Investment Policies and Risks:

         The Portfolio will seek to achieve its investment  objective by investing  primarily in equity  securities of  international  companies that the Sub-advisor  believes will increase in value over time. The Sub-advisor  uses a growth  investment  strategy it developed  that looks for companies  with earnings and revenue  growth.  Ideally, the  Sub-advisor  looks for  companies  whose  earnings and revenues  are not only  growing,  but are growing at an accelerating pace.  Accelerating  growth is shown, for example,  by growth that is faster this quarter than last or faster this year than the year before.  For purposes of the  Portfolio,  equity  securities  include common stocks, preferred stocks and convertible securities.

         The  Sub-advisor  tracks  financial  information  for  thousands  of  companies to research and select the stocks it believes will be able to sustain  accelerating  growth.  This strategy is based on the premise that, over the long term, the stocks of companies with accelerating earnings and revenues have a  greater-than-average  chance to increase in value.

         The Sub-advisor  recognizes  that, in addition to locating strong  companies with  accelerating  earnings, the  allocation  of assets  among  different  countries  and  regions  also is an  important  factor in managing an international  portfolio.  For this  reason,  the  Sub-advisor  will  consider a number of other  factors in making investment  selections,  including the prospects for relative economic growth among countries or regions,  economic and political conditions,  expected inflation rates,  currency exchange fluctuations and tax considerations.  Under normal  conditions,  the Portfolio  will invest at least 65% of its assets in equity  securities of issuers from at least three countries  outside of the United States.  In order to maintain  investment  flexibility,  the Portfolio has not otherwise established geographic requirements for asset distribution.

         While the Portfolio's  focus will be on issuers in developed  markets,  the Sub-advisor  expects to invest to some degree in issuers in developing  countries.  The Portfolio may make foreign  investments either directly in foreign securities,  or indirectly by purchasing  depositary receipts.  Securities purchased in foreign markets may either be traded on foreign securities exchanges or in the over-the-counter markets.

         As with all stocks,  the value of the stocks held by the  Portfolio  can decrease as well as increase.  As a fund  investing  primarily in equity  securities of foreign  issuers,  the Portfolio may be subject to a level of risk and share price  fluctuation  higher  than most funds that invest  primarily  in  domestic  equities.  Foreign companies may be subject to greater economic risks than domestic  companies,  and foreign securities are subject to certain risks relating to political,  regulatory and market structures and events that domestic  securities are not subject to. To the extent the Portfolio  invests in securities  of issuers in  developing  counties,  the Portfolio may be subject to even greater levels of risk and share price fluctuation.

Other Investments:

         Securities of U.S.  issuers may be included in the  Portfolio  from time to time.  The Portfolio  also may invest in bonds,  notes and debt  securities of companies and  obligations of domestic or foreign  governments  and their agencies.  The Portfolio will limit its purchases of debt  securities to investment  grade  obligations.  The
Portfolio may enter into non-leveraged stock index futures contracts and may make short sales "against the box."

         Derivative  Securities.  The Portfolio may invest in derivative  securities.  Certain of these  derivative securities may be described as  "index/structured"  securities,  which are securities whose value or performance is linked to other equity securities (as in the case of depositary receipts),  currencies,  interest rates, securities indices  or other  financial  indicators  ("reference  indices").  The  Portfolio  may not  invest in a  derivative security  unless the  reference  index or the  instrument  to which it relates is an  eligible  investment  for the
Portfolio.  For  example,  a  security  whose  underlying  value  is  linked  to the  price of oil  would  not be a permissible  investment  because the Portfolio  may not invest in oil and gas leases or futures.  The Portfolio may make short sales "against the box."

         Forward Currency Exchange Contracts.  As a fund investing  primarily in foreign  securities,  the value of the Portfolio will be affected by changes in the exchange  rates between  foreign  currencies and the U.S.  dollar.
To protect against adverse  movements in exchange rates,  the Portfolio may, for hedging  purposes only, enter into forward  foreign  currency  exchange  contracts.  The Portfolio  may enter into a forward  contract to "lock-in" an exchange  rate for a specific  purchase or sale of a security.  Less  frequently,  the  Portfolio  may enter into a forward  contract  to seek to protect  its  holdings  in a  particular  currency  from a decline in that  currency.
Predicting the relative future values of currencies is very  difficult,  and there is no assurance that any attempt to reduce the risk of adverse currency movements through the use of forward contracts will be successful.

         Indirect  Foreign  Investments.  The  Portfolio  may  invest up to 10% of its  assets in  certain  foreign
countries  indirectly  through  investment  funds  and  registered   investment  companies  that  invest  in  those
countries.  If the Portfolio invests in investment  companies,  it will bear its  proportionate  share of the costs incurred by such companies, including any investment advisory fees.

         Additional  information  about the securities that the Portfolio may invest in and their risks is included below under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  Under exceptional  market or economic  conditions,  the Portfolio may temporarily invest all or a substantial  portion of its assets in cash or  investment-grade  short-term  securities.  While the
Portfolio is in a defensive  position,  the ability to achieve its  investment  objective of capital  growth may be limited.

AST DeAM INTERNATIONAL EQUITY PORTFOLIO:

Investment  Objective:  The investment objective of the Portfolio  (formerly,  the AST Founders Passport Portfolio)
is to seek capital growth.

Principal Investment Policies and Risks:

         The Portfolio will have a non-fundamental  policy to invest, under normal  circumstances,  at least 80% of the value of its assets in equity  securities.  The 80%  investment  requirement  applies at the time the Portfolio invests its assets.  Equity  securities  include  common  stocks,  securities  convertible  into common  stocks and securities  having common stock  characteristics  or other  derivative  instruments  whose value is based on common stocks,  such as rights,  warrants or options to purchase  common stock,  preferred  stock,  convertible  preferred stock,  convertible bonds,  convertible debentures,  convertible notes, depository receipts,  futures contracts and swaps.

         The Portfolio  pursues its  investment  objective by investing  primarily in issuers  located in developed countries  outside the United  States that are  represented  in the MSCI EAFE(R)Index.  The MSCI EAFE(R)Index tracks stocks in Australia,  Austria,  Belgium,  Denmark,  Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the
Netherlands,  New Zealand,  Norway,  Portugal,  Singapore,  Spain, Sweden,  Switzerland and the United Kingdom. The
Sub-advisor  employs  an  investment  strategy  that seeks to  maintain  a  portfolio  of equity  securities  which approximates  the market risk of those stocks  included in the MSCI EAFE(R)Index,  but which  outperforms  the MSCI
EAFE(R)Index through  active stock  selection.  The targeted  tracking  error of this  Portfolio is 4% with normal a deviation  of +/- 1%. It is  possible  that the  deviation  may be higher.  For  purposes  of this  Portfolio,  the strategy of attempting to correlate a stock  portfolio's  market risk with that of a particular index, in this case the MSCI EAFE(R)Index,  while improving upon the return of the same index through active stock selection,  is called a "managed alpha" strategy.

         In managing the Portfolio,  the  Sub-advisor  emphasizes  stock  selection.  The  Sub-advisor  considers a number of  factors  in  determining  whether  to invest  in a stock,  including  earnings  growth  rate,  analysts'
estimates of future earnings and  industry-relative  price multiples.  Other factors are cashflow growth as well as earnings and price momentum.

         The  Sub-advisor  generally  takes a "bottom  up"  approach  to  building  the  Portfolio,  searching  for individual  companies  that  demonstrate  the best  potential for  significant  earnings.  The  allocation  between countries,  regions and industries is determined by the relative  attractiveness  of the securities but constrained by the  embedded  risk  controls.  In the  selection  of  investments,  long-term  capital  appreciation  will take precedence over short range market  fluctuations.  However,  the Portfolio may  occasionally  make  investments for short-term capital appreciation.  Current income will not be a significant factor in selecting investments.

         Like all equity  securities,  the market  values of the  securities  held by the  Portfolio  can fluctuate significantly,  reflecting  the  business  performance  of the  issuing  company,  investor  perception  or general economic or financial  market  movements.  As a fund that invests  primarily in the securities of foreign  issuers, the risk and degree of share price  fluctuation of the Portfolio may be greater than a fund investing  primarily in domestic securities.

         Investments in foreign securities involve different risks than U.S.  investments,  including  fluctuations
in  currency  exchange  rates,  unstable  political  and  economic  structures,   reduced  availability  of  public
information,  and lack of uniform  financial  reporting and  regulatory  practices such as those that apply to U.S.
issuers.  Foreign  investments of the Portfolio may include  securities  issued by companies  located in developing
countries.   Developing  countries  are  subject  to  more  economic,   political  and  business  risk  than  major
industrialized  nations,  and the  securities  they issue are expected to be more volatile and more uncertain as to payment of interest and principal.

         For an additional  discussion  of the risks  involved in foreign  securities,  see this  Prospectus  under
"Certain Risk Factors and Investment Methods."

Other Investments:

         Options,  Financial  Futures and Other  Derivatives.  The Portfolio may deal in options on securities  and securities  indices,  which  options  may be  listed  for  trading  on a  national  securities  exchange  or traded over-the-counter.  Options  transactions  may be used to pursue the  Portfolio's  investment  objective and also to hedge  against  currency and market  risks,  but are not  intended for  speculation.  The  Portfolio  may engage in financial  futures  transactions on commodities  exchanges or boards of trade in an attempt to hedge against market risks.

         In  addition  to options  and  financial  futures,  the  Portfolio  may  invest in a broad  array of other
"derivative"  instruments including forward currency transactions and swaps in an effort to manage investment risk, to increase or decrease  exposure to an asset class or benchmark  (as a hedge or to enhance  return),  or to create an investment  position  indirectly.  The types of derivatives and techniques used by the Portfolio may change over time as new derivatives and strategies are developed or as regulatory changes occur.

         Additional  information  about the  other  investments  that the  Portfolio  may make and  their  risks is included below under "Certain Risk Factors and Investment Methods."

     Temporary  Investments.  Up to 100% of the assets of the  Portfolio  may be  invested  temporarily  in cash or cash  equivalents  in response to  extraordinary  adverse  political,  economic or stock market  events.  Temporary investments  may  include  U.S.  or  foreign  government  obligations,  commercial  paper,  bank  obligations,  and repurchase  agreements.  While the Portfolio is in a defensive position,  the opportunity to achieve its investment objective of capital growth will be limited.

AST MFS GLOBAL EQUITY PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth.

Principal Investment Policies and Risks:

         The Portfolio will have a non-fundamental  policy to invest, under normal  circumstances,  at least 80% of the value of its assets in equity  securities.  The 80%  investment  requirement  applies at the time the Portfolio invests its assets.  Equity  securities  include  common  stocks,  securities  convertible  into common  stocks and securities  having common stock  characteristics  or other  derivative  instruments  whose value is based on common stocks,  such as rights,  warrants or options to purchase  common stock,  preferred  stock,  convertible  preferred stock,  convertible bonds,  convertible debentures,  convertible notes, depository receipts,  futures contracts and swaps.  The  Portfolio  will  invest in the  securities  of  issuers  located  in the U.S.  and  foreign  countries
(including issuers in developing countries).

         The Portfolio  focuses on companies  that the  Sub-advisor  believes have favorable  growth  prospects and attractive  valuations  based on current and  expected  earnings or cash flow.  The  Portfolio  generally  seeks to purchase  securities of companies  with  relatively  large market  capitalizations  relative to the market in which they are traded.  The  Portfolio's  investments  may include  securities  traded in the  over-the-counter  markets, rather than on securities exchanges.

         The  Sub-advisor  uses a  "bottom  up," as  opposed  to "top  down,"  investment  style  in  managing  the
Portfolio.  This means that securities are selected based upon fundamental  analysis of individual  companies (such as analysis  of the  companies'  earnings,  cash flows,  competitive  position  and  management  abilities)  by the
Sub-advisor.

         As a fund that invests  primarily in common stocks,  the value of the securities held by the Portfolio may decline,  either  because of  changing  economic,  political  or market  conditions,  or  because  of the  economic condition  of the  company  that  issued the  security.  As a global  fund that  invests in both U.S.  and  foreign securities,  the Portfolio's level of risk may be lower than that of many international  funds but higher than that of many domestic  equity funds.  The  Portfolio's  investments  in foreign  stocks may cause the risk and degree of share price  fluctuation  of the Portfolio to be greater than a fund  investing  primarily in domestic  securities.
The risks of  investing  in foreign  securities,  which are  described  in more detail  below under  "Certain  Risk
Factors and  Investment  Methods,"  include risks  relating to political,  social and economic  conditions  abroad, risks resulting from differing  regulatory  standards in non-U.S.  markets,  and fluctuations in currency  exchange rates.  To the extent the  Portfolio  invests in the  securities  of  issuers in  developing  countries,  the risks relating to  investing in foreign  securities  likely will be  accentuated.  The  Portfolio  may also be subject to increased risk if it makes significant investments in securities traded  over-the-counter,  because such securities are  frequently  those of smaller  companies that  generally  trade less  frequently and are more volatile than the securities of larger companies.

Other Investments:

         Although the Portfolio will invest  primarily in common stocks and related  securities,  the Portfolio may purchase and sell futures  contracts and related  options on securities  indices,  foreign  currencies and interest rates for hedging and non-hedging  purposes.  The Portfolio may also enter into forward  contracts for the purchase or sale of foreign  currencies for hedging and  non-hedging  purposes.  The Portfolio may purchase and write (sell)
options on securities, stock indices and foreign currencies.  The Portfolio may also purchase warrants.

         For more  information  on some of the types of securities  other than common stocks in which the Portfolio may invest, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  The Portfolio may depart from its principal  investment  strategy by  temporarily investing for defensive  purposes when adverse market,  economic or political  conditions exist. When investing for defensive purposes,  the Portfolio may hold cash or invest in cash equivalents,  such as short-term U.S. government securities,  commercial  paper  and  bank  instruments.  While  the  Portfolio  is  in a  defensive  position,  the opportunity to achieve its investment objective will be limited.

AST PBHG SMALL-CAP GROWTH PORTFOLIO:

Investment  Objective:  The  investment  objective  of the  Portfolio  (formerly,  the AST Janus  Small-Cap  Growth
Portfolio) is capital growth.

Principal Investment Policies and Risks:

         The Portfolio will have a non-fundamental  policy to invest, under normal  circumstances,  at least 80% of the value of its assets in small  capitalization  companies.  The 80%  investment  requirement  applies at the time the Portfolio invests its assets.

         The Portfolio  normally  pursues its objective by investing  primarily in the common stocks of small-sized
companies.   For  purposes  of  the  Portfolio,   small-sized  companies  are  generally  those  that  have  market capitalizations  similar to the market  capitalizations  of the companies in the Russell 2000(R)Index at the time of the  Portfolio's  investment.  The  Sub-advisor  expects  to focus  primarily  on  those  securities  whose  market capitalizations  or annual  revenues  are less than $1 billion at the time of purchase.  The size of the  companies in the Russell 2000(R)Index and those on which the  Sub-advisor  intends to focus the Portfolio's  investments  will change with market conditions.

         The Sub-Advisor  believes that discipline and consistency are important to long-term  investment  success.
This belief is reflected in its investment  process.  For this Portfolio,  the  Sub-Advisor  uses a fundamental and quantitative  investment process that is extremely focused on business momentum,  as demonstrated by such things as earnings or revenue and sales  growth.  Using its own  fundamental  research and  bottom-up  approach to investing, the Sub-Advisor  also identifies  those companies which are currently out of favor in the market place but have the potential to achieve  significant  appreciation as the market place  recognizes their  fundamental  value and their growth  potential.  The  Sub-Advisor  begins its  investment  process by  creating a universe  for  companies  that possess the growth  characteristics  it seeks.  The universe is continually  updated.  The  Sub-Advisor  then ranks each company in its  universe  using  proprietary  software and research  models that  incorporate  attributes  for successful growth like positive earnings  surprises,  upward earnings estimate revisions and accelerating sales and earnings  growth.  The  Sub-Advisor  will also review its  universe  to identify  companies  which  possess  growth attributes  but whose growth  potential  and  fundamental  value have not been  recognized  by the market and whose stock may be considered  underpriced  using certain  financial  measurements  such as its earning power vs. current stock price, its dividend income potential,  its  price-to-earnings  ratio vs. similar  companies,  its competitive advantages  like  brand or market  niche,  its  management  team and its  current  and future  business  prospects.
Finally,  using its own fundamental research and a bottom-up approach to investing,  the Sub-Advisor evaluates each company's  business  momentum to  determine  whether the company can sustain its current  growth  trend,  or if the company is currently out of market favor,  whether it has the potential to achieve significant  appreciation as the marketplace recognizes its growth potential and fundamental value.

         The Sub-Advisor's  decision to sell a security depends on many factors.  Generally speaking,  however, the
Sub-Advisor  considers selling a security when anticipated future  appreciation is no longer probable,  alternative investments  offer  superior  appreciation  prospects,  the risk of a decline in its market price is too great or a deterioration in business momentum or fundamentals occurs or is expected by the Sub-advisor to occur.

         Because the Portfolio invests  primarily in common stocks,  the primary risk of investing in the Portfolio is that the value of the stocks it holds  might  decrease  and you could lose money.  The prices of the  securities in the Portfolios  will fluctuate.  These price movements may occur because of changes in the financial  markets as a whole,  a company's  individual  situation  or industry  changes.  These  risks are  greater for  companies  with smaller  market  capitalizations  because  they tend to have more  limited  product  lines,  markets and  financial resources and may be dependent on a smaller management group than larger, more established companies.

Other Investments:

         The Portfolio may invest to a lesser degree in types of  securities  other than common  stocks,  including preferred stocks, warrants, and convertible securities

In addition,  the Portfolio may invest in the following types of securities and engage in the following  investment techniques:

         Foreign  Securities.  The  Portfolio may invest up to 15% of its total assets in foreign  securities.  The
Portfolio may invest  directly in foreign  securities  denominated  in foreign  currencies,  or may invest  through depositary  receipts or passive  foreign  investment  companies.  Generally,  the same  criteria are used to select foreign securities as domestic  securities.  American  Depository Receipts and foreign issuers traded in the United
States are not considered to be Foreign Securities for purposes of this investment limitation.

         Futures,  Options and Other  Derivative  Instruments.  The Portfolio  may enter into futures  contracts on securities,  financial indices and foreign  currencies and options on such contracts,  and may invest in options on securities,  financial indices and foreign  currencies,  forward contracts and interest rate swaps and swap-related products  (collectively  "derivative  instruments").  The Portfolio  may use  derivative  instruments  to hedge the value of its portfolio  against  potential  adverse  movements in securities  prices,  currency  exchange  rates or interest rates.

         For more  information  on the types of  securities  other than common  stocks in which the  Portfolio  may invest, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  When the  Sub-advisor  believes  that market  conditions  are not  favorable  for profitable  investing or when the Sub-advisor is otherwise  unable to locate  favorable  investment  opportunities, the  Portfolio's  investments  may be  hedged  to a greater  degree  and/or  its cash or  similar  investments  may increase.  In other  words,  the  Portfolio  does not  always  stay  fully  invested  in stocks  and  other  equity securities.  The Portfolio's cash and similar  investments may include  high-grade  commercial paper,  certificates of  deposit,  repurchase  agreements  and money  market  funds  managed by the  Sub-advisor  or  others.  While the
Portfolio is in a defensive  position,  the opportunity to achieve its investment  objective of capital growth will be limited.

AST DeAM SMALL-CAP GROWTH PORTFOLIO:

Investment  Objective:  The  investment  objective of the Portfolio  (formerly,  the AST Scudder  Small-Cap  Growth
Portfolio) is to seek maximum growth of investors'  capital from a portfolio  primarily of growth stocks of smaller companies.

Principal Investment Policies and Risks:

         The Portfolio will have a non-fundamental  policy to invest, under normal  circumstances,  at least 80% of the value of its assets in small  capitalization  companies.  The 80%  investment  requirement  applies at the time the Portfolio invests its assets.

         The Portfolio pursues its investment  objective by normally  investing  primarily in the equity securities of small sized companies  included in the Russell 2000(R)Growth Index.  Equity securities  include common stocks and securities  convertible  into or exchangeable  for common stocks,  including  warrants and rights.  The Sub-advisor employs an  investment  strategy that seeks to maintain a portfolio of equity  securities  which  approximates  the market risk of those stocks  included in the Russell 2000(R)Growth Index,  but which  outperforms  the Russell 2000(R)
Growth Index  through  active stock  selection.  The Russell  2000(R)Growth Index is a market  capitalization  index that measures the  performance of small-sized  companies with above average growth  prospects.  As of September 30,
2001,  the average  market  capitalization  of the companies in the Russell 2000(R)Growth Index was $356 million and the median  market  capitalization  was $241  million.  The size of the companies in the Russell 2000(R)Growth Index will change with market  conditions.  The targeted  tracking error of this Portfolio is 4% with a normal  deviation of +/- 1%. It is possible  that the  deviation  may be higher.  For  purposes of this  Portfolio,  the  strategy of attempting to correlate a stock  portfolio's  market risk with that of a particular index, in this case the Russell
2000(R)Growth Index,  while improving upon the return of the same index through active stock selection,  is called a
"managed alpha" strategy.

         The  Sub-advisor  considers  a number of  factors  in  considering  whether  to invest in a growth  stock, including  earnings growth rate,  analysts'  estimates of future earnings and  industry-relative  price  multiples.
Other factors are net income growth versus cash flow growth as well as earnings and price momentum.

         In the selection of  investments,  long-term  capital  appreciation  will take precedence over short range
market   fluctuations.   However,   the  Portfolio  may  occasionally  make  investments  for  short-term   capital
appreciation.  Current income will not be a significant factor in selecting investments.

         Like all common  stocks,  the market  values of the common  stocks  held by the  Portfolio  can  fluctuate significantly,  reflecting  the  business  performance  of the  issuing  company,  investor  perception  or general economic  or  financial  market  movements.  Because  of the  Portfolio's  focus on the  stocks of  smaller  growth companies,  investment in the Portfolio may involve  substantially greater than average share price fluctuation and investment  risk.  A fund  focusing  on  growth  stocks  will  generally  involve  greater  risk  and  share  price fluctuation  than a fund  investing  primarily in value  stocks.  While the Portfolio  attempts to  outperform  the
Russell 2000(R)Growth Index,  it is not expected that any  outperformance  will be  substantial.  The Portfolio also may underperform the Russell 2000(R)Growth Index over short or extended periods.

         In addition,  investments  in  securities of smaller  companies are generally  considered to offer greater opportunity  for  appreciation  and to involve greater risk of  depreciation  than securities of larger  companies.
Smaller  companies  often have limited  product lines,  markets or financial  resources,  and they may be dependent upon one or a few key people for  management.  Because the  securities  of small-cap  companies  are not as broadly traded as those of larger  companies,  they are often  subject  to wider  and more  abrupt  fluctuations  in market price.  Additional  reasons for the greater price  fluctuations of these securities include the less certain growth prospects of smaller firms and the greater sensitivity of small companies to changing economic conditions.

Other Investments:

         In  addition  to  investing  in common  stocks,  the  Portfolio  may also  invest  to a limited  degree in preferred stocks and debt securities when they are believed by the Sub-advisor to offer  opportunities  for capital growth.  Other types of securities in which the Portfolio may invest include:

         Foreign  Securities.  The Portfolio may invest in securities of foreign  issuers in the form of depositary receipts or that are  denominated  in U.S.  dollars.  Foreign  securities in which the Portfolio may invest include any type of security  consistent with its investment  objective and policies.  The prices of foreign securities may be more volatile than those of domestic securities.

         Options,  Financial  Futures and Other  Derivatives.  The Portfolio may deal in options on securities  and securities  indices,  which  options  may be  listed  for  trading  on a  national  securities  exchange  or traded over-the-counter.  Options  transactions  may be used to pursue the  Portfolio's  investment  objective and also to hedge  against  currency and market  risks,  but are not  intended for  speculation.  The  Portfolio  may engage in financial  futures  transactions on commodities  exchanges or boards of trade in an attempt to hedge against market risks.

         In  addition  to options  and  financial  futures,  the  Portfolio  may  invest in a broad  array of other
"derivative"  instruments  in an effort to manage  investment  risk,  to increase or decrease  exposure to an asset class or benchmark (as a hedge or to enhance return),  or to create an investment  position  indirectly.  The types of derivatives  and  techniques  used by the Portfolio may change over time as new  derivatives  and strategies are developed or as regulatory changes occur.

         Additional  information  about the  other  investments  that the  Portfolio  may make and  their  risks is included below under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  When a  defensive  position  is deemed  advisable  because of  prevailing  market conditions,  the  Portfolio  may invest  without  limit in high  grade  debt  securities,  commercial  paper,  U.S.
Government  securities or cash or cash equivalents,  including repurchase  agreements.  While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of maximum capital growth will be limited.

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth.

Principal Investment Policies and Risks:

         The Portfolio  pursues its investment  objective by investing in equity  securities of companies  offering superior  prospects  for earnings  growth.  The  Portfolio  focuses its  investments  on the equity  securities  of smaller  companies,  but it is not subject to any specific market  capitalization  requirements.  The Portfolio may invest in foreign issuers through American Depositary Receipts.

         Using  its  own  quantitative   process,  the  Sub-advisor  rates  the  future  performance  potential  of companies.  The Sub-advisor  evaluates each company's  earnings quality in light of its current valuation to narrow the list of attractive  companies.  The Sub-advisor  then evaluates  product  positioning,  management  quality and sustainability  of  current  growth  trends of those  companies.  Using  this  type of  fundamental  analysis,  the
Sub-advisor selects the most promising companies for the Portfolio.

         Companies with similar  characteristics  may be grouped  together in broad categories  called sectors.  In determining the amount to invest in a security,  the Sub-advisor  limits the Portfolio's  exposure to each business sector that  comprises  the S&P 500(R)Index.  The  Portfolio's  allocation  to a sector will be no more than 300% of the Index's  allocation  to that sector or 30% of the total  portfolio,  whichever is greater.  As the  Sub-advisor allocates  more of the  Portfolio's  holdings to a particular  sector,  the  Portfolio's  performance  will be more susceptible to the economic, business or other developments that generally affect that sector.

         The  Portfolio's  strategies  with  respect  to  security  analysis,  market  capitalization,  and  sector allocation are designed to produce a portfolio of stocks whose long-term growth prospects are  significantly  above those of the S&P 500(R)Index.

         As with any fund investing  primarily in equity securities,  the Portfolio is subject to the risk that the value of equity  securities in the  Portfolio  will  decline.  These  declines may occur in the form of a sustained trend or a drastic  movement.  The  prices of  individual  portfolio  stocks  will  fluctuate  because  of  factors specific to that company or because of changes in stock valuations generally.

         Because of the Portfolio's  emphasis on small company growth stocks,  the Portfolio will likely be subject to a degree of risk and share price  fluctuation  greater  than that of many other  equity  funds.  Generally,  the smaller the market  capitalization  of a company,  the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price.  Companies  with smaller market  capitalizations  also tend to have unproven track records, a limited product or service base and limited access to capital.

         Due to their  relatively  high  valuations,  growth stocks are typically  more volatile than value stocks.
For  instance,  the price of a growth stock may  experience  a larger  decline on a forecast of lower  earnings,  a negative fundamental  development,  or an adverse market development.  Further, growth stocks may not pay dividends or may pay lower  dividends  than value  stocks.  This means they depend more on price  changes for returns and may be more adversely  affected in a down market compared to value stocks that pay higher dividends.  In addition,  the
Portfolio's level of risk and share price  fluctuation may increase to the extent it emphasizes  investments in the securities of foreign companies.

Other Investments:

         The  Portfolio  may  attempt  to manage  market  risk and cash by buying  and  selling  financial  futures contracts and options.  This may include the purchase of futures  contracts as a substitute for direct  investments in stocks.  It may also  include the  purchase  and sale of options to protect  against  general  declines in stock prices.

         Additional  information  on the types of securities in which the Portfolio may invest,  including  futures contracts,  options and American  Depositary  Receipts,  is included in this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  The Portfolio may temporarily depart from its principal investment  strategies by investing its assets in cash and short-term  debt  securities and similar  obligations.  It may do this to minimize potential losses and maintain  liquidity to meet shareholder  redemptions  during adverse market  conditions.  When the Portfolio is in such a defensive  position,  the ability to achieve its investment  objective of capital growth may be limited.

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek long-term capital growth.

Principal Investment Policies and Risks:

         The  Portfolio  will seek its  objective  through  investments  primarily  in equity  securities  of small capitalization  companies that are believed to be undervalued in the  marketplace.  Typically,  in choosing stocks, the Sub-advisor  looks for companies using the  Sub-advisor's  value investment  philosophy.  The Sub-advisor seeks to identify:

(1)  Well-positioned businesses that have:
o        Attractive returns on capital;
o        Sustainable earnings and cash flow;
o        Strong company management focused on long-term returns to shareholders.

(2)  Attractive valuation opportunities where:
o        The intrinsic value of the business is not reflected in the stock price.

      Until July 31, 2002,  at least 65% of the  Portfolio's  total assets will be invested in common stocks issued by smaller,  less well-known companies.  Effective July 31, 2002, the Portfolio will have a non-fundamental  policy to  invest,  under  normal  circumstances,  at  least  80% of the  value  of its  assets  in  small  capitalization companies.  The 80%  investment  requirement  applies at the time the Portfolio  invests its assets.  The Portfolio generally  defines  small  capitalization  stocks as stocks of  companies  with a  capitalization  of $4 billion or less.  The Portfolio may invest up to 25% of its assets in foreign securities.

         The stocks in which the Portfolio  generally invests are those which, in the Sub-advisor's  judgment,  are selling  below  their  intrinsic  value and at prices  that do not  adequately  reflect  their  long-term  business potential.  Selected  smaller stocks may be undervalued  because they are often  overlooked by many  investors,  or because the public is overly  pessimistic about a company's  prospects.  Accordingly,  their prices can rise either as a result of improved business  fundamentals,  particularly when earnings grow faster than general  expectations, or as more  investors  come to recognize the  company's  underlying  potential.  The price of shares in relation to book value,  sales,  asset value,  earnings,  dividends and cash flow,  both  historical and  prospective,  are key determinants  in the security  selection  process.  These criteria are not rigid,  and other stocks may be included in the  Portfolio  if they are  expected to help it attain its  objective.  Dividend  and  investment  income is of incidental importance.

         Although  the  Portfolio  typically  will  hold a large  number  of  securities  and  follow a  relatively conservative  value-driven  investment strategy, the Portfolio does entail above-average  investment risk and share price  fluctuation  compared to the overall U.S.  stock  market.  The small  capitalization  companies in which the
Portfolio  primarily invests may offer significant  appreciation  potential.  However,  smaller companies may carry more risk than larger companies.  Generally,  small companies rely on limited product lines,  markets and financial resources,  and these and other factors may make them more susceptible to setbacks or economic  downturns.  Smaller companies  normally have fewer shares  outstanding and trade less frequently than large companies.  Therefore,  the securities of smaller companies may be subject to wider price fluctuations.

Other Investments:

         The Portfolio may engage in various  portfolio  strategies to reduce certain risks of its  investments and to enhance  income,  but not for  speculation.  The  Portfolio  may  purchase and write (sell) put and covered call options on equity  securities  or stock  indices that are traded on national  securities  exchanges.  The Portfolio may  purchase  and sell stock index  futures  for  certain  hedging and risk  management  purposes.  New  financial products and risk  management  techniques  continue to be developed and the Portfolio may use these new investments and techniques to the extent consistent with its investment objective and policies.

         The Portfolio  may invest up to 25% of its net assets (at the time of  investment)  in securities  (of the type  described  above) that are  primarily  traded in foreign  countries.  The  Portfolio  may enter into  forward foreign currency exchange  contracts in connection with its investments in foreign  securities.  The Portfolio also may  purchase  foreign  currency put options and write  foreign  currency  call  options on U.S.  exchanges or U.S.
over-the-counter  markets.  The Portfolio may write a call option on a foreign  currency only in conjunction with a purchase of a put option on that currency.

         The  Portfolio  also may invest in preferred  stocks and bonds that either have  attached  warrants or are convertible into common stocks.

         Additional  information  about these  investments  and  investment  techniques and their risks is included below under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  For temporary defensive purposes or pending other investments,  the Portfolio may invest in  high-quality,  short-term  debt  obligations of banks,  corporations or the U.S.  Government.  While the
Portfolio is in a defensive position,  its ability to achieve its investment  objective of long-term capital growth will be limited.

AST GABELLI SMALL-CAP VALUE PORTFOLIO:

Investment  Objective:  The  investment  objective  of the  Portfolio  is to provide  long-term  capital  growth by investing primarily in small-capitalization stocks that appear to be undervalued.

Principal Investment Policies and Risks:

         Until July 31, 2002,  the Portfolio  will  normally  invest at least 65% of its total assets in stocks and equity-related  securities of small  capitalization  companies.  Effective July 31, 2002, the Portfolio will have a non-fundamental  policy to invest,  under  normal  circumstances,  at least 80% of the value of its assets in small capitalization  companies.  The  Portfolio  generally  defines small  capitalization  stocks as stocks of companies with a capitalization of $1 billion or less.

      Reflecting a value  approach to  investing,  the  Portfolio  will seek the stocks of companies  whose current stock prices do not appear to  adequately  reflect their  underlying  value as measured by assets,  earnings,  cash flow or  business  franchises.  The  Sub-advisor's  research  team seeks to  identify  companies  that appear to be undervalued  by  various  measures,  and may be  temporarily  out of favor,  but have good  prospects  for  capital appreciation.  In selecting investments, the Sub-advisor generally looks to the following:

         (1) Low price/earnings, price/book value or price/cash flow ratios relative to the company's peers.

         (2) Low stock price relative to a company's underlying asset values.

         (3) A sound balance sheet and other positive financial characteristics.

The Sub-advisor  then determines  whether there is an emerging  catalyst that will focus investor  attention on the underlying  assets of the  company,  such as takeover  efforts,  a change in  management,  or a plan to improve the business through restructuring or other means.

         The  Portfolio may sell  securities  for a variety of reasons,  such as to secure  gains,  limit losses or re-deploy  assets into more promising  opportunities.  The Portfolio will not sell a stock just because the company has grown to a market  capitalization  of more than $1 billion,  and it may on occasion  purchase  companies with a market cap of more than $1 billion.

         As with all stock  funds,  the  Portfolio's  share price can fall  because of  weakness in the  securities market as a whole,  in  particular  industries  or in specific  holdings.  Investing  in small  companies  involves greater risk of loss than is customarily  associated  with more  established  companies.  Stocks of small companies may be subject to more abrupt or erratic price  movements than larger company  stocks.  Small  companies often have limited  product lines,  markets,  or financial  resources,  and their  management  may lack depth and  experience.
While a value  approach  to  investing  is  generally  considered  to  involve  less risk  than a growth  approach, investing in value stocks  carries the risks that the market will not recognize the stock's  intrinsic  value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Other Investments:

         Although the Portfolio will invest  primarily in U.S.  common stocks,  it may also purchase other types of securities, for example,  preferred stocks,  convertible securities,  warrants and bonds when considered consistent with the  Portfolio's  investment  objective and policies.  The Portfolio may purchase  preferred stock for capital appreciation  where the issuer has  omitted,  or is in danger of  omitting,  payment of the  dividend on the stock.
Debt securities would be purchased in companies that meet the investment criteria for the Portfolio.

         The  Portfolio  may  invest  up to 20% of its total  assets  in  foreign  securities,  including  American
Depositary  Receipts and  securities  of  companies in  developing  countries,  and may enter into forward  foreign currency  exchange  contracts.  (The  Portfolio  may invest in foreign cash items as  described  below in excess of this 20% limit.) The Portfolio may enter into stock index or currency  futures  contracts (or options  thereon) for hedging  purposes or to provide an efficient  means of regulating the  Portfolio's  exposure to the equity markets.
The  Portfolio  may also write  (sell)  call and put  options  and  purchase  put and call  options on  securities, financial indices,  and currencies.  The Portfolio may invest up to 10% of its total assets in hybrid  instruments, which combine the  characteristics  of futures,  options and  securities.  For additional  information  about these investments and their risks, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  The Portfolio may establish  and maintain cash reserves  without  limitation  for temporary  defensive  purposes.  The  Portfolio's  reserves  may be invested in  high-quality  domestic and foreign money  market  instruments,  including  repurchase  agreements  and  money  market  mutual  funds  managed  by  the
Sub-advisor.  Cash  reserves  also  provide  flexibility  in meeting  redemptions  and paying  expenses.  While the
Portfolio is in a defensive  position,  the  opportunity to achieve its investment  objective of long-term  capital growth may be limited.

AST DeAM SMALL-CAP VALUE PORTFOLIO:

Investment  Objective:  The investment  objective of the Portfolio is to seek maximum growth of investors'  capital from a portfolio primarily of value stocks of smaller companies.

Principal Investment Policies and Risks:

           The Portfolio will have a non-fundamental  policy to invest,  under normal  circumstances,  at least 80%
of the value of its assets in small capitalization  companies.  The 80% investment  requirement applies at the time the Portfolio invests its assets.

         The Portfolio pursues its investment  objective by normally  investing  primarily in the equity securities of small-sized  companies  included in the Russell 2000(R)Value Index.  Equity securities  include common stocks and securities  convertible  into or exchangeable  for common stocks,  including  warrants and rights.  The Sub-advisor employs an  investment  strategy that seeks to maintain a portfolio of equity  securities  which  approximates  the market risk of those stocks  included in the Russell  2000(R)Value Index,  but which  outperforms  the Russell 2000(R)
Value Index through active stock  selection.  The Russell 2000(R)Value Index is a market  capitalization  index that measures the  performance of small-sized  companies  trading at discounts to their value. As of September 30, 2001, the average  market  capitalization  of the  companies  in the Russell  2000(R)Value Index was $451  million and the median  market  capitalization  was $348  million.  The size of the companies in the Russell 2000(R)Value Index will change with market  conditions.  The  targeted  tracking  error of this  Portfolio is 4% with normal a deviation of
+/- 1%. It is  possible  that the  deviation  may be higher.  For  purposes  of this  Portfolio,  the  strategy  of attempting to correlate a stock  portfolio's  market risk with that of a particular index, in this case the Russell
2000(R)Value Index,  while improving upon the return of the same index through active stock  selection,  is called a
"managed alpha" strategy.

         The  Sub-advisor  considers  a number of  factors  in  determining  whether  to  invest in a value  stock, including  earnings growth rate,  analysts'  estimates of future earnings and  industry-relative  price  multiples.
Other  factors  are net income  growth  versus  cash flow growth as well as  earnings  and price  momentum.  In the
selection  of  investments,   long-term  capital   appreciation  will  take  precedence  over  short  range  market fluctuations.  However,  the Portfolio may  occasionally  make  investments  for short-term  capital  appreciation.
Current income will not be a significant factor in selecting investments.

         Like all common  stocks,  the market  values of the common  stocks  held by the  Portfolio  can  fluctuate significantly,  reflecting  the  business  performance  of the  issuing  company,  investor  perception  or general economic or financial  market  movements.  Because of the Portfolio's  focus on the stocks of small-cap  companies, investment in the Portfolio may involve  substantially  greater than average share price fluctuation and investment risk. While value investing  historically has involved less risk than investing in growth  companies,  investing in value stocks  carries the risk that the market will not  recognize the stock's  intrinsic  value for a long time or that a stock judged to be  undervalued  may  actually be  appropriately  priced.  While the  Portfolio  attempts to outperform  the Russell 2000(R)Value Index,  it is not expected that any  outperformance  will be  substantial.  The
Portfolio also may underperform the Russell 2000(R)Value Index over short or extended periods.

         In addition,  investments  in  securities of smaller  companies are generally  considered to offer greater opportunity  for  appreciation  and to involve greater risk of  depreciation  than securities of larger  companies.
Smaller  companies  often have limited  product lines,  markets or financial  resources,  and they may be dependent upon one or a few key people for  management.  Because the  securities  of small-cap  companies  are not as broadly traded as those of larger  companies,  they are often  subject  to wider  and more  abrupt  fluctuations  in market price.  Additional  reasons for the greater price  fluctuations of these securities include the less certain growth prospects of smaller firms and the greater sensitivity of small companies to changing economic conditions.

Other Investments:

         In  addition  to  investing  in common  stocks,  the  Portfolio  may also  invest  to a limited  degree in preferred stocks and debt securities when they are believed by the Sub-advisor to offer  opportunities  for capital growth.  Other types of securities in which the Portfolio may invest include:

         Foreign  Securities.  The Portfolio may invest in securities of foreign  issuers in the form of depositary receipts or that are  denominated  in U.S.  dollars.  Foreign  securities in which the Portfolio may invest include any type of security  consistent with its investment  objective and policies.  The prices of foreign securities may be more volatile than those of domestic securities.

         Options,  Financial  Futures and Other  Derivatives.  The Portfolio may deal in options on securities  and securities  indices,  which  options  may be  listed  for  trading  on a  national  securities  exchange  or traded over-the-counter.  Options  transactions  may be used to pursue the  Portfolio's  investment  objective and also to hedge  against  currency and market  risks,  but are not  intended for  speculation.  The  Portfolio  may engage in financial  futures  transactions on commodities  exchanges or boards of trade in an attempt to hedge against market risks.

         In  addition  to options  and  financial  futures,  the  Portfolio  may  invest in a broad  array of other
"derivative"  instruments  in an effort to manage  investment  risk,  to increase or decrease  exposure to an asset class or benchmark (as a hedge or to enhance return),  or to create an investment  position  indirectly.  The types of derivatives  and  techniques  used by the Portfolio may change over time as new  derivatives  and strategies are developed or as regulatory changes occur.

         Additional  information  about the  other  investments  that the  Portfolio  may make and  their  risks is included below under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  When a  defensive  position  is deemed  advisable  because of  prevailing  market conditions,  the  Portfolio  may invest  without  limit in high  grade  debt  securities,  commercial  paper,  U.S.
Government  securities or cash or cash equivalents,  including repurchase  agreements.  While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of maximum capital growth will be limited.

AST JANUS MID-CAP GROWTH PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek long-term growth of capital.

Principal Investment Policies and Risks:

         The Portfolio will have a non-fundamental  policy to invest, under normal  circumstances,  at least 80% of the value of its assets in medium  capitalization  companies.  The 80% investment  requirement  applies at the time the Portfolio invests its assets.

         The  Portfolio  pursues its  objective by  investing  primarily  in equity  securities  selected for their growth potential.  Equity securities include common stocks,  preferred stocks,  warrants and securities convertible into or exchangeable  for common or preferred  stocks.  For purposes of the Portfolio,  medium-sized  companies are those whose market  capitalizations  (measured at the time of investment) fall within the range of companies in the
Standard & Poor's MidCap 400 Index (the "S&P 400").  The market  capitalizations  within the S&P 400 will vary, but as of January 31, 2002, they ranged from  approximately  $332 million to $9.06 billion.  The Sub-advisor  generally takes a "bottom up" approach to choosing  investments for the Portfolio.  In other words, the Sub-advisor  seeks to identify  individual  companies with earnings  growth  potential that may not be recognized by the market at large.
The  Sub-advisor  makes this  assessment  by looking at companies  one at a time,  regardless  of size,  country of organization, place of principal business activity, or other similar selection criteria.

         Because the Portfolio may invest  substantially all of its assets in equity  securities,  the main risk of investing in the  Portfolio is that the value of the equity  securities it holds might  decrease.  Stock values may fluctuate  in response to the  activities  of an  individual  company or in response to general  market or economic conditions.  As a fund  that  invests  primarily  in  mid-cap  companies,  the  Portfolio's  risk and  share  price fluctuation  can be expected to be more than that of many funds  investing  primarily in large-cap  companies,  but less than that of many funds  investing  primarily in  small-cap  companies.  In general,  the smaller the company, the more likely it is to suffer  significant  losses as well as to realize  substantial  growth.  Smaller companies may lack depth of management,  they may be unable to generate funds necessary for growth or potential  development, or they may be  developing  or  marketing  products  or  services  for which  there are not yet,  and may never be, established  markets.  In addition,  such companies may be subject to intense  competition  from larger  companies, and may have more limited trading markets than the markets for securities of larger issuers.

         The Portfolio is  non-diversified.  In other words,  it may hold larger  positions in a smaller  number of securities  than a diversified  fund.  As a result,  a single  security's  increase or decrease in value may have a greater impact on the Portfolio's  share price and total return.  Because of this, the Portfolio's  share price can be expected to fluctuate more than a comparable diversified fund.

         The Portfolio  generally  intends to purchase  securities for long-term  investment rather than short-term gains.  However,  short-term  transactions may occur as the result of liquidity needs,  securities having reached a desired price or yield,  anticipated  changes in interest rates or the credit  standing of an issuer,  or by reason of economic or other  developments  not foreseen at the time the  investment  was made.  To a limited  extent,  the
Portfolio may purchase  securities in anticipation  of relatively  short-term  price gains.  The Portfolio may also sell one security and  simultaneously  purchase the same or a comparable  security to take  advantage of short-term differentials in bond yields or securities prices.

         Special  Situations.  The  Portfolio  may invest in "special  situations".  A "special  situation"  arises when, in the opinion of the Sub-advisor,  the securities of a particular  company will be recognized and appreciate in value due to a specific development,  such as a technological breakthrough,  management change or new product at that  company.  Investment  in  "special  situations"  carries  an  additional  risk of loss in the event  that the anticipated development does not occur or does not attract the expected attention.

Other Investments:

         Although  the  Sub-advisor  expects to invest  primarily in domestic and foreign  equity  securities,  the
Portfolio  may also  invest  to a  lesser  degree  in other  types of  securities,  such as debt  securities.  Debt securities may include bonds rated below investment  grade ("junk" bonds),  mortgage  and-asset  backed  securities and zero coupon, pay-in-kind and step coupon securities.

         The  Portfolio  may make short sales  "against  the box." In  addition,  the  Portfolio  may invest in the following types of securities and engage in the following investment techniques:

         Index/structured  Securities. The Portfolio may invest in indexed/structured  securities,  which typically are short- to  intermediate-term  debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities,  indices,  commodity prices or other financial  indicators.  Such securities may be positively or negatively  indexed (i.e.,  their value increase or decrease if the reference  index or instrument appreciates).

         Foreign  Securities.  The  Portfolio  may  invest  up to 25% of  its  net  assets  in  foreign  securities denominated  in  foreign  currencies  and not  publicly  traded in the  United  States.  The  Portfolio  may invest directly in foreign  securities  denominated in a foreign currency,  or may invest through  depositary  receipts or passive  foreign  investment  companies.  Generally,  the same  criteria are used to select  foreign  securities as domestic  securities.  Foreign  securities are generally  selected on a stock-by-stock  basis without regard to any defined  allocation  among  countries or geographic  regions.  However,  certain factors such as expected levels of inflation,  government  policies  influencing  business  conditions,  the outlook for currency  relationships,  and prospects for economic growth among  countries,  regions or geographic  areas may warrant greater  consideration in selecting foreign securities.

         For more  information  on foreign  securities  and their risks,  see this  Prospectus  under "Certain Risk
Factors and Investment Methods."

         Futures,  Options and Other  Derivative  Instruments.  The Portfolio  may enter into futures  contracts on securities,  financial  indices and foreign  currencies  and options on such contracts and may invest in options on securities,  financial indices and foreign  currencies,  forward contracts and interest rate swaps and swap-related products  (collectively  "derivative  instruments").  The  Portfolio  may use  derivative  instruments  to hedge or protect its portfolio from adverse  movements in securities  prices,  currency  exchange rates, and interest rates.
To a limited extent,  the Portfolio may also use derivative  instruments  for non-hedging  purposes such as seeking to enhance return.

         For more  information  on the types of securities in which the Portfolio may invest,  see this  Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  When  the  Sub-advisor  believes  that  market  conditions  are  unfavorable  for profitable investing,  or when the Sub-advisor is otherwise unable to locate attractive  investment  opportunities, the  Portfolio's  cash or similar  investments  may increase.  In other words,  the Portfolio  does not always stay fully  invested  in stocks.  Even when the  Portfolio  is  essentially  fully  invested,  some  residual  amount of
Portfolio  assets will remain in cash and similar  investments.  These  investments may include  commercial  paper, certificates of deposit,  repurchase  agreements,  short-term debt  obligations,  and money market funds (including funds managed by the Sub-advisor).  When the Portfolio's  investments in cash or similar investments increase,  the opportunity to achieve its investment objective of long-term growth of capital may be limited.

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth.

Principal Investment Policies and Risks:

            The Portfolio will have a non-fundamental  policy to invest, under normal  circumstances,  at least 80%
of the value of its  assets in medium  capitalization  companies.  The 80%  investment  requirement  applies at the time the Portfolio invests its assets.

         Generally,  companies  with  equity  market  capitalizations  that fall  within  the range of the  Russell
Midcap(R)Index at the time of investment are  considered  mid-cap  companies for purposes of the Portfolio.  Some of the  Portfolio's  assets  may be  invested  in the  securities  of  large-cap  companies  as well  as in  small-cap companies.  The  Portfolio  seeks  to  reduce  risk by  diversifying  among  many  companies  and  industries.  The
Portfolio does not seek to invest in securities that pay dividends or interest, and any such income is incidental.

         The Portfolio is normally  managed using a  growth-oriented  investment  approach.  For growth  investors, the aim is to invest in companies  that are already  successful  but could be even more so. The  Sub-advisor  looks for  fast-growing  companies  that  are in  new or  rapidly  evolving  industries.  Factors  in  identifying  these companies  may  include  above-average  growth of earnings or earnings  that  exceed  analysts'  expectations.  The
Sub-advisor may also look for other  characteristics in a company,  such as financial  strength,  a strong position relative to competitors and a stock price that is reasonable in light of its growth rate.

         The  Sub-advisor  follows a disciplined  selling  strategy,  and may sell a stock when it reaches a target price, fails to perform as expected, or appears substantially less desirable than another stock.

         As a fund that invests  primarily in mid-cap  companies,  the Portfolio's risk and share price fluctuation can be expected to be more than that of many funds investing primarily in large-cap  companies,  but less than that of many funds investing  primarily in small-cap  companies.  Mid-cap stocks may fluctuate more widely in price than the market as a whole,  may  underperform  other types of stocks  when the market or the economy is not robust,  or fall in price or be difficult to sell during market  downturns.  In addition,  the  Portfolio's  growth  investment program will  generally  involve  greater  risk and price  fluctuation  than funds that invest in more  undervalued securities.  Because the prices of growth  stocks tend to be based  largely on future  expectations,  these  stocks historically have been more sensitive than value stocks to bad economic news and negative earnings surprises.

Other Investments:

         Although equity securities are normally the Portfolio's  primary  investments,  it may invest in preferred stocks and convertible  securities,  as well as the types of securities  described  below.  Additional  information about these  investments  and the special  risk  factors  that apply to them is included in this  Prospectus  under
"Certain Risk Factors and Investment Methods."

         Fixed  Income  Securities.  The  Portfolio  may also  invest  in  investment  grade  fixed  income or debt securities.  If the quality of any fixed income  securities held by the Portfolio  deteriorates so that they are no longer  investment  grade,  the Portfolio  will sell such  securities in an orderly  manner so that its holdings of such securities do not exceed 5% of its net assets.

         Foreign  Securities.  The  Portfolio  may invest up to 10% of the value of its total  assets,  measured at the time of investment,  in equity and debt  securities  that are  denominated in foreign  currencies.  There is no limitation on the  percentage  of the  Portfolio's  assets that may be invested in securities of foreign  companies that are denominated in U.S.  dollars.  In addition,  the Portfolio may enter into foreign  currency  transactions, including  forward  foreign  currency  contracts and options on foreign  currencies,  to manage  currency risks, to facilitate  transactions in foreign  securities,  and to repatriate dividend or interest income received in foreign currencies.

         Covered Call  Options.  The  Portfolio  may try to reduce the risk of  securities  price or exchange  rate changes  (hedge) or generate  income by writing  (selling)  covered call  options  against  securities  held in its portfolio, and may purchase call options in related closing transactions.

         Real Estate  Investment  Trusts (REITs).  The Portfolio may invest in REITs.  REITs are pooled  investment vehicles  which  invest  primarily  in real  estate  or real  estate  loans.  Additional  information  about  these investments  and the special  risk factors  that apply to them is included in this  Prospectus  and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  When  the  Portfolio  anticipates  unusual  market  or other  conditions,  it may temporarily  depart from its  objective  of capital  growth and invest  substantially  in  high-quality  short-term investments.  This could help the Portfolio avoid losses but may mean lost opportunities.

AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth.

Principal Investment Policies and Risks:

      The Portfolio will have a non-fundamental  policy to invest, under normal circumstances,  at least 80% of the value of its assets in medium  capitalization  companies.  The 80% investment  requirement  applies at the time the
Portfolio invests its assets.

         Generally,  companies  with  equity  market  capitalizations  that fall  within  the range of the  Russell
Midcap(R)Index at the time of investment are  considered  mid-cap  companies for purposes of the Portfolio.  Some of the  Portfolio's  assets  may be  invested  in the  securities  of  large-cap  companies  as well  as in  small-cap companies.  The Portfolio seeks to reduce risk by diversifying among many companies and industries.

          Under the  Portfolio's  value-oriented  investment  approach,  the  Sub-advisor  looks  for  well-managed companies  whose stock  prices are  undervalued  and that may rise in price before other  investors  realize  their worth.  The  Sub-advisor  may identify  value stocks in several ways,  including  based on earnings,  book value or other  financial  measures.  Factors  that the  Sub-advisor  may use to identify  these  companies  include  strong fundamentals,  including a low price-to-earnings  ratio, consistent cash flow, and a sound track record through all phases of the market cycle.

         The Sub-advisor may also look for other  characteristics in a company,  such as a strong position relative to competitors,  a high level of stock ownership  among  management,  or a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

         The  Sub-advisor  generally  considers  selling a stock when it reaches a target  price,  when it fails to perform as expected, or when other opportunities appear more attractive.

         As a fund that invests  primarily in mid-cap  companies,  the Portfolio's risk and share price fluctuation can be expected to be more than that of many funds investing primarily in large-cap  companies,  but less than that of many funds investing  primarily in small-cap  companies.  Mid-cap stocks may fluctuate more widely in price than the market as a whole,  may  underperform  other types of stocks  when the market or the economy is not robust,  or fall in price or be difficult to sell during market  downturns.  While value  investing  historically  has involved less risk than  investing in growth  companies,  the stocks  purchased  by the  Portfolio  will remain  undervalued during a short or extended  period of time.  This may happen  because  value  stocks as a category  lose favor with investors  compared to growth stocks,  or because the Sub-advisor  failed to anticipate  which stocks or industries would benefit from changing market or economic conditions.

Other Investments:

         Although equity  securities are normally the Portfolio's  primary  investment,  it may invest in preferred stocks and convertible  securities,  as well as the types of securities  described  below.  Additional  information about these  investments  and the special  risk  factors  that apply to them is included in this  Prospectus  under
"Certain Risk Factors and Investment Methods."

         Fixed  Income  Securities.  The  Portfolio  may  also  invest  in fixed  income  or debt  securities.  The
Portfolio may invest up to 15% of its total assets,  measured at the time of investment,  in debt  securities  that are rated  below  investment  grade or  comparable  unrated  securities.  There is no  minimum  rating on the fixed income securities in which the Portfolio may invest.

         Foreign  Securities.  The  Portfolio  may invest up to 10% of the value of its total  assets,  measured at the time of investment,  in equity and debt  securities  that are  denominated in foreign  currencies.  There is no limitation on the  percentage  of the  Portfolio's  assets that may be invested in securities of foreign  companies that are denominated in U.S.  dollars.  In addition,  the Portfolio may enter into foreign  currency  transactions, including  forward  foreign  currency  contracts and options on foreign  currencies,  to manage  currency risks, to facilitate  transactions in foreign  securities,  and to repatriate dividend or interest income received in foreign currencies.

         Covered Call Options.  The Portfolio  may try to reduce the risk of  securities  price changes  (hedge) or generate  income by writing  (selling)  covered call options  against  securities  held in its  portfolio,  and may purchase  call options in related  closing  transactions.  The value of  securities  against  which options will be written will not exceed 10% of the Portfolio's net assets.

         Real Estate  Investment  Trusts (REITs).  The Portfolio may invest in REITs.  REITs are pooled  investment vehicles  which  invest  primarily  in real  estate  or real  estate  loans.  Additional  information  about  these investments  and the special  risk factors  that apply to them is included in this  Prospectus  and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  When  the  Portfolio  anticipates  unusual  market  or other  conditions,  it may temporarily  depart from its  objective  of capital  growth and invest  substantially  in  high-quality  short-term investments.  This could help the Portfolio avoid losses but may mean lost opportunities.

AST ALGER ALL-CAP GROWTH PORTFOLIO:

Investment Objective: The investment objective of the Portfolio is to seek long-term capital growth.

Principal Investment Policies and Risks:

         The  Portfolio  invests  primarily  in equity  securities,  such as common or preferred  stocks,  that are listed on U.S.  exchanges or in the  over-the-counter  market. The Portfolio may invest in the equity securities of companies  of all  sizes,  and may  emphasize  either  larger or  smaller  companies  at a given  time based on the
Sub-advisor's assessment of particular companies and market conditions.

         The Portfolio  invests  primarily in growth stocks.  The Sub-advisor  believes that these stocks are those of two types of companies:

         High Unit Volume Growth  Companies.  These are vital,  creative  companies that offer goods or services to a rapidly  expanding  marketplace.  They include both  established  and  emerging  firms,  offering new or improved products, or firms simply fulfilling an increased demand for an existing product line.

         Positive Life Cycle Change  Companies.  These are companies  experiencing  a major change that is expected to produce  advantageous  results.  These  changes may be as varied as new  management,  products or  technologies, restructurings or reorganizations, or mergers and acquisitions.

         As with any fund  investing  primarily  in  equity  securities,  the value of the  securities  held by the
Portfolio may decline.  These declines can be  substantial.  In addition,  the growth stocks in which the Portfolio primarily  invests tend to fluctuate in price more than other types of stocks.  Prices of growth  stocks tend to be higher in relation to their  companies'  earnings,  and may be more  sensitive  to market,  political  and economic developments  than other stocks.  The  Portfolio's  level of risk will vary based upon the size of the companies it invests in at a given time. To the extent that the Portfolio  emphasizes  small-cap  stocks,  it will be subject to a level of risk higher than a fund investing primarily in more conservative "large-cap" stocks.

Other Investments:

         In  addition  to  investing  in common and  preferred  stocks,  the  Portfolio  may  invest in  securities convertible into or exchangeable for equity  securities,  including  warrants and rights.  The Portfolio may invest up to 20% of its  total  assets  in  foreign  securities.  (American  Depositary  Receipts  or  other  U.S.  dollar denominated securities of foreign issuers are not subject to the 20% limitation.)

         The  Portfolio  may  purchase  put and call  options  and write  (sell) put and  covered  call  options on securities and securities  indices to increase gain or to hedge against the risk of  unfavorable  price  movements.
However,  the Sub-advisor  does not currently  intend to rely on these option  strategies  extensively,  if at all.
The  Portfolio may purchase and sell stock index  futures  contracts and options on stock index futures  contracts.
The Portfolio may sell securities "short against the box."

         An additional  discussion  of these types of  investments  and their risks is included in this  Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  The  Portfolio  may  invest up to 100% of its assets in cash,  commercial  paper, high-grade  bonds or cash  equivalents for temporary  defensive  reasons if the  Sub-advisor  believes that adverse market or other  conditions  warrant.  This is to attempt to protect the  Portfolio  from a temporary  unacceptable risk of loss. However,  while the Portfolio is in a defensive  position,  the opportunity to achieve its investment objective of long-term capital growth will be limited.

AST GABELLI ALL-CAP VALUE PORTFOLIO:

Investment Objective: The investment objective of the Portfolio is to seek capital growth.

Principal Investment Strategies and Risks:

         The Portfolio will invest  primarily in readily  marketable  equity  securities  including  common stocks, preferred  stocks and  securities  that may be  converted  at a later time into common  stock.  The  Portfolio  may invest in the  securities  of companies of all sizes,  and may emphasize  either  larger or smaller  companies at a given time based on the Sub-advisor's assessment of particular companies and market conditions.

         In making  stock  selections,  the  Portfolio  strives  to earn a 10% real rate of return.  The  Portfolio focuses on companies  that appear  underpriced  relative to their private  market value  ("PMV").  PMV is the value that  the  Portfolio's  Sub-advisor  believes  informed  investors  would  be  willing  to pay for a  company.  The
Sub-advisor considers factors such as price,  earnings  expectations,  earnings and price histories,  balance sheet characteristics  and  perceived  management  skills.  The  Sub-advisor  also  considers  changes  in  economic  and political  outlooks  as well as  individual  corporate  developments.  The  Sub-advisor  will  sell  any  Portfolio investments that lose their perceived value relative to other investments.

         Investments  will be made based on the  Sub-advisor's  perception of their  potential for capital  growth.
Current  income may also be  considered.  However,  many of the common stocks the  Portfolio  will buy will not pay dividends.

         As a Portfolio that invests primarily in equity  securities,  the principal risk to which the Portfolio is subject is that the value of the  securities  held by the Portfolio  will decline.  The value of equity  securities will  fluctuate due to many factors,  including the past and predicted  earnings of the issuer,  the quality of the issuer's  management,  general  market  conditions,  the forecasts  for the issuer's  industry and the value of the issuer's  assets.  While value investing  historically  has involved less risk that investing in growth  companies, the  Portfolio  is  subject  to the risks  that the PMVs of the  stocks  purchased  by the  Portfolio  may never be realized by the market, or that the Sub-advisor may be incorrect in its assessment of the PMVs.

         In addition,  the  Portfolio's  level of risk will vary based upon the size of the companies it invests in at a given time. To the extent the Portfolio  emphasizes  small-cap  stocks,  it will be subject to a level of risk higher than a  Portfolio  investing  primarily  in more  conservative  "large-cap"  stocks.  The  Portfolio  may be subject to additional risks as a result of its investments in foreign  securities,  including  unfavorable  foreign government  actions,  political  instability,  the absence of  accurate  information  about  foreign  issuers,  and exposure to foreign currencies that may decline in value relative to the U.S. dollar.

Other Investments:

         The  Portfolio  may invest up to 25% of its total  assets in  securities  of non-U.S.  issuers.  While the
Portfolio  does not intend to do so to a significant  degree,  the  Portfolio may enter into futures  contracts and related  options,  and may  purchase  and sell call and put  options on  securities  and  securities  indices.  The
Portfolio  also may invest in warrants to purchase  securities,  and may engage in short sales  "against  the box".
For  additional  information  on the types of securities in which the  Portfolio  may invest,  see this  Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  When adverse market or economic  conditions  occur, the Portfolio may temporarily invest all or a portion of its assets in  defensive  investments.  Such  investments  may  include  high grade debt securities,  obligations  of the U.S.  Government  and its agencies and  instrumentalities,  and  short-term  money market  instruments.  While the Portfolio is in a defensive  position,  the  opportunity  to achieve its investment objective will be limited.

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO:

Investment  Objective:  The  investment  objective of the Portfolio is to seek long-term  capital growth  primarily through the common stocks of companies that own or develop  natural  resources (such as energy  products,  precious metals, and forest products) and other basic commodities.

Principal Investment Policies and Risks:

         The Portfolio will have a non-fundamental  policy to invest, under normal  circumstances,  at least 80% of the value of its assets in the securities of natural resource  companies.  The 80% investment  requirement  applies at the time the Portfolio invests its assets.

         The Portfolio  invests  primarily in the common stocks of natural  resource  companies  whose earnings and tangible  assets  could  benefit  from  accelerating  inflation.  The  Portfolio  also may  invest in  non-resource companies with the potential for growth.  The relative  percentages  invested in natural  resource and non-resource companies can vary  depending on economic and monetary  conditions  and the  sub-advisor's  outlook for  inflation.
When  selecting  stocks,  the  Sub-advisor  looks for  companies  that have the  ability to expand  production,  to maintain superior  exploration programs and production  facilities,  and the potential to accumulate new resources.
Natural resource  companies in which the Portfolio  invests generally own,  develop,  refine,  service or transport
resources,   including  energy  sources,   precious  metals,  nonferrous  metals,  forest  products,  real  estate, diversified  resources and other basic  commodities  that can be produced and marketed  profitably  when both labor costs and prices are rising.

         The  Portfolio may sell  securities  for a variety of reasons,  such as to secure  gains,  limit losses or re-deploy assets into more promising opportunities.

         As with all  stock  funds,  the  Portfolio's  share  price can fall  because  of  weakness  in one or more securities  markets,  particular  industries or specific holdings.  In addition,  the Portfolio is less diversified than most stock funds and could  therefore  experience  sharp price declines when conditions are unfavorable in the natural  resources  sector.  For  instance,  since the Portfolio  attempts to invest in companies  that may benefit from accelerating  inflation,  low inflation could lessen returns.  The rate of earnings growth of natural resource companies  may be irregular  because these  companies  are strongly  affected by natural  forces,  global  economic cycles and  international  politics.  For  example,  stock  prices of energy  companies  can fall  sharply when oil prices fall.  Real estate companies are influenced by interest rates and other factors.

Other Investments:

         Although the Portfolio will invest  primarily in U.S.  common stocks,  it may also purchase other types of securities,  for example,  preferred stocks,  convertible securities and warrants,  when considered consistent with the  Portfolio's  investment  objective and policies.  The Portfolio may purchase  preferred  stock or common stock for capital  appreciation  where the issuer has omitted,  or is in danger of  omitting,  payment of the dividend on the stock, or is in default on its debt securities.  The Portfolio may invest in debt  securities,  including up to
10%  of its  total  assets  in  debt  securities  rated  below  investment  grade.  The  Portfolio  may  invest  in mortgage-backed  securities,  including stripped mortgage-backed  securities. The Portfolio may invest up to 10% of its total assets in hybrid instruments, which combine the characteristics of futures, options and securities.

         Foreign  Securities.  The  Portfolio  may  invest up to 50% of its total  assets  in  foreign  securities, including  American  Depositary  Receipts  and  securities  of  companies  in  developing  countries,  which  offer increasing  opportunities  for natural  resource-related  growth.  The  Portfolio  may enter into  forward  foreign currency  exchange  contracts in connection with its foreign  investments.  The Portfolio's  investments in foreign securities,  or even in U.S.  companies  with  significant  overseas  investments,  may decline in value because of declining  foreign  currencies or adverse  political and economic events  overseas,  although  currency risk may be somewhat reduced because many commodities markets are dollar based.

         Futures and Options.  The Portfolio may enter into stock index or currency  futures  contracts (or options thereon) for hedging  purposes or to provide an  efficient  means of  regulating  the  Portfolio's  exposure to the equity  markets.  The  Portfolio  may write  covered  call  options and  purchase  put and call  options on foreign currencies, securities, and stock indices.

         For additional  information  about these  investments and their risks,  see this Prospectus under "Certain
Risk Factors and Investment Methods."

         Temporary  Investments.  The Portfolio may establish  and maintain cash reserves  without  limitation  for temporary  defensive  purposes.  The  Portfolio's  reserves  may be invested in  high-quality  domestic and foreign money  market  instruments,  including  repurchase  agreements  and  money  market  mutual  funds  managed  by  the
Sub-advisor.  Cash  reserves  also  provide  flexibility  in meeting  redemptions  and paying  expenses.  While the
Portfolio is in a defensive  position,  the  opportunity to achieve its investment  objective of long-term  capital growth may be limited.

AST ALLIANCE GROWTH PORTFOLIO:

Investment  Objective:  The  investment  objective  of the  Portfolio  is to seek  long-term  growth of  capital by investing  predominantly in the equity securities of a limited number of large,  carefully  selected,  high-quality
U.S. companies that are judged likely to achieve superior earnings growth.

Principal Investment Policies and Risks:

         The  Portfolio  normally  invests  at least  80% of its  total  assets in the  equity  securities  of U.S.
companies.  A U.S.  company is a company that is organized  under United  States law, has its  principal  office in the United States and issues equity  securities that are traded  principally in the United States.  For purposes of the  Portfolio,  a non-U.S.  company is a company that (i) is  organized  outside the United  States,  (ii) has its principal place of business outside the United States,  and (iii) issues securities that are traded  principally in foreign  countries.  Companies that do not fall within this definition are deemed to be U.S.  companies.  Normally, about 40-60  companies  will be represented  in the  Portfolio,  with the 25 companies most highly  regarded by the
Sub-advisor  usually  constituting  approximately 70% of the Portfolio's net assets. The Portfolio is thus atypical from many equity mutual funds in its focus on a relatively small number of intensively researched companies.

         The  Sub-advisor's  investment  strategy for the Portfolio  emphasizes  stock  selection.  The Sub-advisor relies heavily upon the fundamental  analysis and research of its internal research staff,  which generally follows a primary research universe of more than 500 companies that have strong  management,  superior industry  positions, excellent  balance sheets and superior earnings growth  prospects.  An emphasis is placed on identifying  companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

         In managing the Portfolio,  the Sub-advisor  seeks to utilize market volatility  judiciously  (assuming no change in company  fundamentals),  striving to capitalize on apparently  unwarranted  price  fluctuations,  both to purchase or increase  positions on weakness  and to sell or reduce  overpriced  holdings.  The  Portfolio  normally remains  nearly fully invested and does not take  significant  cash  positions for market timing  purposes.  During market  declines,  while adding to positions in favored stocks,  the Portfolio  becomes  somewhat more  aggressive, gradually reducing the number of companies represented in its portfolio.

         Conversely,  in rising  markets,  while  reducing or  eliminating  fully valued  positions,  the Portfolio becomes  somewhat more  conservative,  gradually  increasing the number of companies  represented in its portfolio.
The  Sub-advisor  therefore  seeks to gain  positive  returns  in good  markets  while  providing  some  measure of protection in poor markets.

         The  Sub-advisor  expects the average  market  capitalization  of companies  represented  in the Portfolio normally to be in the range, or in excess, of the average market  capitalization  of companies  included in the S&P
500(R)Index.

         Because the Portfolio invests  primarily in stocks,  the Portfolio is subject to the risks associated with stock  investments,  and the Portfolio's share price therefore may fluctuate  substantially.  The Portfolio's share price  will be  affected  by  changes in the stock  markets  generally,  and  factors  specific  to a company or an industry will affect the prices of particular  stocks held by the Portfolio (for example,  poor  earnings,  loss of major customers,  availability of basic resources or supplies,  major litigation  against a company,  or changes in governmental  regulation  affecting an industry).  The Portfolio's focus on large,  more-established  companies may mean that its level of risk is lower than a fund investing  primarily in smaller  companies.  Because the Portfolio invests in a smaller  number of  securities  than many other funds,  changes in the value of a single  security may have a more significant effect, either negative or positive, on the Portfolio's share price.

Other Investments:

         In addition to investing in equity securities, the Portfolio also may:

         -- invest up to 20% of its net assets in convertible securities;
         -- invest up to 5% of its net assets in rights or warrants;
         -- invest up to 15% of its total assets in foreign securities;
         -- purchase and sell exchange-traded index options and stock index futures contracts; and
         -- write  covered  exchange-traded  call  options on its  securities  up to 15% of its total  assets,  and purchase  exchange-traded  call and put options on common stocks up to, for all options,  10% of its total assets.

         American  Depositary  Receipts  (ADRs) are not  considered  foreign  securities  for  purposes  of the 15%
limitation set forth above and may be purchased by the Portfolio.

         For additional  information  on the types of  investments  other than common stocks in which the Portfolio may invest, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  Although  it does not expect to do so  ordinarily,  when  business  or  financial conditions warrant the Portfolio may assume a temporary  defensive  position and invest in high-grade,  short-term, fixed-income  securities  (which may include  U.S.  Government  securities)  or hold its assets in cash.  While the
Portfolio is in a defensive position, the opportunity to achieve its investment objective will be limited.

AST MFS GROWTH PORTFOLIO:

Investment  Objective:  The  investment  objective of the Portfolio is to provide  long-term  growth of capital and future, rather than current, income.

Principal Investment Policies and Risks:

         The Portfolio invests,  under normal market conditions,  at least 80% of its total assets in common stocks and related securities,  such as preferred stocks,  convertible  securities and depositary  receipts,  of companies that the Sub-advisor believes offer better than average prospects for long-term growth.

         The  Sub-advisor  uses a  "bottom  up," as  opposed  to "top  down,"  investment  style  in  managing  the
Portfolio.  This means that securities are selected based upon fundamental  analysis of individual  companies (such as analysis  of the  companies'  earnings,  cash flows,  competitive  position  and  management  abilities)  by the
Sub-advisor.

         In managing the Portfolio,  the  Sub-advisor  seeks to purchase  securities of companies that it considers well-run and poised for growth.  The Sub-advisor looks particularly for companies with the following qualities:

o        a strong franchise, strong cash flows and a recurring revenue stream
o        a strong industry  position,  where there is potential for high profit margins or substantial  barriers to new entry into the industry
o        a strong management with a clearly defined strategy
o        new products or services.

         The Portfolio may invest up to 35% of its net assets in foreign securities.

         As with any fund investing  primarily in common stocks,  the value of the securities held by the Portfolio may decline in value,  either  because of  changing  economic,  political  or market  conditions  or because of the economic  condition of the company that issued the security.  These declines may be substantial.  In addition,  the prices of the growth  company  stocks in which the Portfolio  invests may fluctuate to a greater  extent than other equity  securities due to changing market conditions or disappointing  earnings  results.  The Portfolio may invest in foreign  companies,  including  companies located in developing  countries,  and it therefore will be subject to risks relating to political,  social and economic  conditions  abroad,  risks  resulting from differing  regulatory standards in non-U.S. markets, and fluctuations in currency exchange rates.

Other Investments:

         Although the Portfolio will invest  primarily in common stocks and related  securities,  the Portfolio may also invest in variable and floating rate debt  securities.  The Portfolio may purchase and sell futures  contracts and related  options on securities  indices,  foreign  currencies  and interest  rates for hedging and  non-hedging purposes.  The Portfolio may also enter into forward  contracts for the purchase or sale of foreign  currencies for hedging and  non-hedging  purposes.  The  Portfolio  may  purchase and write (sell)  options on  securities,  stock indices and foreign currencies.

         For more  information  on some of the types of securities  other than common stocks in which the Portfolio may invest, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  The Portfolio may depart from its principal  investment  strategy by  temporarily investing for defensive  purposes when adverse market,  economic or political  conditions exist. When investing for defensive purposes,  the Portfolio may hold cash or invest in cash equivalents,  such as short-term U.S. government securities,  commercial  paper  and  bank  instruments.  While  the  Portfolio  is  in a  defensive  position,  the opportunity to achieve its investment objective will be limited.

AST MARSICO CAPITAL GROWTH PORTFOLIO:

Investment  Objective:  The  investment  objective of the  Portfolio is to seek  capital  growth.  Income is not an investment objective and any income realized on the Portfolio's investments,  therefore,  will be incidental to the
Portfolio's objective.

Principal Investment Policies and Risks:

         The  Portfolio  will pursue its  objective  by  investing  primarily  in common  stocks.  The  Sub-advisor expects  that the  majority  of the  Portfolio's  assets  will be  invested  in the common  stocks of larger,  more established companies.

         In selecting  investments  for the Portfolio,  the  Sub-advisor  uses an approach that combines "top down"
economic  analysis  with  "bottom  up" stock  selection.  The "top down"  approach  takes into  consideration  such macro-economic  factors as interest  rates,  inflation,  the  regulatory  environment,  and the global  competitive landscape.  In  addition,  the  Sub-advisor  examines  such  factors  as  the  most  attractive  global  investment opportunities,  industry  consolidation,  and the sustainability of economic trends. As a result of this "top down"
analysis,  the  Sub-advisor  identifies  sectors,  industries and companies that should benefit from the trends the
Sub-advisor has observed.

         The  Sub-advisor  then looks for  individual  companies  with earnings  growth  potential  that may not be recognized by the market at large.  In determining  whether a particular  company is appropriate  for investment by the  Portfolio,  the  Sub-advisor  focuses on a number of different  attributes,  including the company's  specific market  expertise or dominance,  its franchise  durability and pricing power,  solid  fundamentals  (e.g., a strong balance sheet,  improving returns on equity, and the ability to generate free cash flow),  strong  management,  and reasonable valuations in the context of projected growth rates.  This is called "bottom up" stock selection.

         The primary risk associated  with investment in the Portfolio will be the risk that the equity  securities held by the Portfolio  will decline in value.  The risk of the Portfolio is expected to be  commensurate  with that of other funds using a growth strategy to invest in the stocks of large and medium-sized companies.

         Although it is the general  policy of the Portfolio to purchase and hold  securities  for capital  growth, changes in the Portfolio  will be made as the  Sub-advisor  deems  advisable.  For example,  portfolio  changes may result from liquidity needs,  securities  having reached a desired price, or by reason of developments not foreseen at the time of the investment was made.

         Special  Situations.  The  Portfolio  may invest in  "special  situations"  from time to time.  A "special situation"  arises  when,  in the opinion of the  Sub-advisor,  the  securities  of a  particular  company  will be recognized and increase in value due to a specific development,  such as a technological  breakthrough,  management change or new product at that company.  Investment in "special  situations"  carries an additional  risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Other Investments:

         The Portfolio may also invest to a lesser degree in preferred stocks,  convertible  securities,  warrants, and debt  securities  when the Portfolio  perceives an  opportunity  for capital growth from such  securities.  The
Portfolio  may invest up to 10% of its total  assets in debt  securities,  which may  include  corporate  bonds and debentures and government securities.

         The  Portfolio  may also  purchase  securities  of  foreign  issuers,  including  foreign  equity and debt securities and depositary  receipts.  Foreign securities are selected  primarily on a stock-by-stock  basis without regard to any defined  allocation  among countries or geographic  regions.  The Portfolio may also use a variety of currency hedging  techniques,  including forward currency  contracts,  to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.

         Index/structured  Securities.  The Portfolio  may invest  without  limit in  index/structured  securities, which are debt  securities  whose  value at  maturity or interest  rate is linked to  currencies,  interest  rates, equity securities,  indices,  commodity prices or other financial indicators.  Such securities may be positively or
negatively   indexed  (i.e.,   their  value  may  increase  or  decrease  if  the  reference  index  or  instrument appreciates).  Index/structured  securities may have return  characteristics  similar to direct  investments in the underlying instruments,  but may be more volatile than the underlying  instruments.  The Portfolio bears the market risk  of an  investment  in the  underlying  instruments,  as  well  as  the  credit  risk  of  the  issuer  of the index/structured security.

         Futures,  Options and Other  Derivative  Instruments.  The Portfolio may purchase and write (sell) options on  securities,  financial  indices,  and foreign  currencies,  and may invest in futures  contracts on securities, financial  indices,  and  foreign  currencies,  options  on  futures  contracts,  forward  contracts  and swaps and swap-related  products.  These  instruments  will be used  primarily  to hedge the  Portfolio's  positions  against potential  adverse  movements in  securities  prices,  foreign  currency  markets or interest  rates.  To a limited extent,  the  Portfolio may also use  derivative  instruments  for  non-hedging  purposes  such as  increasing  the
Portfolio's income or otherwise enhancing return.

         For an additional  discussion of many of these types of securities  and their risks,  see this  Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  Although the Sub-advisor  expects to invest primarily in equity  securities,  the
Sub-advisor  may increase the Portfolio's  cash position  without  limitation  when the  Sub-advisor  believes that
appropriate   investment   opportunities  for  capital  growth  with  desirable  risk/reward   characteristics  are
unavailable.  Cash and similar  investments  (whether  made for  defensive  purposes or to receive a return on idle cash) will include  high-grade  commercial  paper,  certificates  of deposit and repurchase  agreements.  While the
Portfolio is in a defensive  position,  the opportunity to achieve its investment  objective of capital growth will be limited.

AST JANCAP GROWTH PORTFOLIO:

Investment  Objective:  The  investment  objective  of the  Portfolio  is to seek  growth  of  capital  in a manner consistent with the preservation of capital.  Realization of income is not a significant  investment  consideration and any  income  realized  on the  Portfolio's  investments,  therefore,  will  be  incidental  to the  Portfolio's objective.

Principal Investment Policies and Risks:

         The Portfolio will pursue its objective by investing  primarily in equity  securities.  Equity  securities include common stocks,  preferred securities,  warrants and securities  convertible into or exchangeable for common or preferred  stocks.  Investments will be in companies that the Sub-advisor  believes are  experiencing  favorable demand for their products and services,  and which operate in a favorable  competitive and regulatory  environment.
The  Sub-advisor  generally  takes a "bottom up"  approach  to choosing  investments  for the  Portfolio.  In other words,  the  Sub-advisor  seeks to identify  individual  companies with earnings  growth  potential that may not be recognized by the market at large.

         Because the  Portfolio  invests a  substantial  portion (or all) of its assets in equity  securities,  the
Portfolio is subject to the risks  associated with  investments in equity  securities,  and the  Portfolio's  share price  therefore may  fluctuate  substantially.  This is true despite the  Portfolio's  focus on the  securities of larger  more-established  companies.  The Portfolio's  share price will be affected by changes in the stock markets generally,  and factors  specific to a company or an industry will affect the prices of  particular  stocks held by the Portfolio  (for example,  poor  earnings,  loss of major  customers,  major  litigation  against an issuer,  or changes in government  regulations  affecting an  industry).  Because of the types of securities it invests in, the
Portfolio is designed for those who are investing for the long term.

         The Portfolio  generally  intends to purchase  securities for long-term  investment rather than short-term gains.  However,  short-term  transactions may occur as the result of liquidity needs,  securities having reached a desired price or yield,  anticipated  changes in interest rates or the credit  standing of an issuer,  or by reason of economic or other developments not foreseen at the time the investment was made.

         Special  Situations.  The  Portfolio  may invest in  "special  situations"  from time to time.  A "special situation"  arises  when,  in the opinion of the  Sub-advisor,  the  securities  of a  particular  company  will be recognized  and  appreciate  in  value  due  to a  specific  development,  such  as a  technological  breakthrough, management  change or new product at that company.  Investment in "special  situations"  carries an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Other Investments:

         Although the Sub-advisor  expects to invest primarily in equity securities,  the Portfolio may also invest to a lesser degree in debt  securities  when the Portfolio  perceives an  opportunity  for capital growth from such securities.  The  Portfolio is subject to the  following  percentage  limitations  on investing in certain types of debt securities:

         -- 35% of its assets in bonds rated below investment grade ("junk" bonds).
         -- 25% of its assets in mortgage- and asset-backed securities.
         -- 10% of its assets in zero coupon,  pay-in-kind and step coupon  securities  (securities that do not, or may not under certain circumstances, make regular interest payments).

The  Portfolio  may make short sales  "against the box." In addition,  the  Portfolio  may invest in the  following types of securities and engage in the following investment techniques:

         Foreign  Securities.  The Portfolio may also purchase  securities of foreign  issuers,  including  foreign
equity  and  debt  securities  and  depositary   receipts.   Foreign   securities  are  selected   primarily  on  a
stock-by-stock  basis without  regard to any defined  allocation  among  countries or geographic  regions.  No more than 25% of the  Portfolio's  assets may be invested in foreign  securities  denominated in foreign  currencies and not publicly traded in the United States.

         Futures,  Options and Other  Derivative  Instruments.  The Portfolio  may enter into futures  contracts on securities,  financial  indices and foreign  currencies  and options on such contracts and may invest in options on securities,  financial indices and foreign  currencies,  forward contracts and interest rate swaps and swap-related products  (collectively  "derivative  instruments").  The  Portfolio  intends  to use most  derivative  instruments primarily to hedge the value of its portfolio against potential  adverse  movements in securities  prices,  foreign currency  markets or interest  rates. To a limited  extent,  the Portfolio may also use derivative  instruments for non-hedging  purposes  such as  seeking to  increase  income.  The  Portfolio  may also use a variety  of  currency hedging  techniques,  including  forward foreign  currency  exchange  contracts,  to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.

         For more  information  on the types of  securities  other than common  stocks in which the  Portfolio  may invest, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  The  Sub-advisor may increase the Portfolio's  cash position  without  limitation when the  Sub-advisor  is of the  opinion  that  appropriate  investment  opportunities  for  capital  growth  with desirable  risk/reward  characteristics are unavailable.  Cash and similar investments  (whether made for defensive purposes or to receive a return on idle cash) will include  high-grade  commercial paper,  certificates of deposit, repurchase  agreements  and money market funds  managed by the  Sub-advisor.  While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of capital growth will be limited.

AST DeAM LARGE-CAP GROWTH PORTFOLIO:

Investment  Objective:  The  investment  objective  of the  Portfolio  is to seek  maximum  growth  of  capital  by investing primarily in the growth stocks of larger companies.

Principal Investment Policies and Risks:

         The Portfolio will have a non-fundamental  policy to invest, under normal  circumstances,  at least 80% of the value of its assets in securities  issued by large  capitalization  companies.  The 80% investment  requirement applies at the time the Portfolio invests its assets.

         The Portfolio pursues its investment  objective by normally  investing  primarily in the equity securities of large-sized  companies  included in the Russell 1000(R)Growth Index.  Equity securities include common stocks and securities  convertible  into or exchangeable  for common stocks,  including  warrants and rights.  The Sub-advisor employs an  investment  strategy that seeks to maintain a portfolio of equity  securities  which  approximates  the market risk of those stocks  included in the Russell 1000(R)Growth Index,  but which  outperforms  the Russell 1000(R)
Growth Index  through  active stock  selection.  The Russell  1000(R)Growth Index is a market  capitalization  index that  measures  the  performance  of large,  established  companies  with above  average  growth  prospects.  As of
September  30, 2001,  the average  market  capitalization  of the  companies in the Russell  1000(R)Growth Index was approximately  $12.7 billion and the median market  capitalization was approximately $2.9 billion.  The size of the companies in the Russell  1000(R)Growth Index will change with market  conditions.  The targeted  tracking  error of this  Portfolio  is 4% with a normal  deviation of +/- 1%. It is possible  that the  deviation  may be higher.  For purposes of this Portfolio,  the strategy of attempting to correlate a stock  portfolio's  market risk with that of a particular  index,  in this case the Russell  1000(R)Growth  Index,  while  improving  upon the return of the same index through active stock selection, is called a "managed alpha" strategy.

         The  Sub-advisor  considers  a number of  factors  in  determining  whether  to invest in a growth  stock, including  earnings growth rate,  analysts'  estimates of future earnings and  industry-relative  price  multiples.
Other  factors  are net income  growth  versus  cash flow growth as well as  earnings  and price  momentum.  In the
selection  of  investments,   long-term  capital   appreciation  will  take  precedence  over  short  range  market fluctuations.  However,  the Portfolio may  occasionally  make  investments  for short-term  capital  appreciation.
Current income will not be a significant factor in selecting investments.

         Like all common  stocks,  the market  values of the common  stocks  held by the  Portfolio  can  fluctuate significantly,  reflecting  the  business  performance  of the  issuing  company,  investor  perception  or general economic or financial market movements.  The Portfolio's  focus on the stocks of large, more established  companies may mean that its level of risk is lower than a fund  investing  primarily in smaller  companies.  A fund  focusing on growth stocks will generally  involve greater risk and share price  fluctuation than a fund investing  primarily in value stocks.  While the Portfolio  attempts to  outperform  the Russell 1000(R)Growth Index,  it is not expected that any  outperformance  will be substantial.  The Portfolio also may  underperform the Russell 1000(R)Growth Index over short or extended periods.

Other Investments:

         In  addition  to  investing  in common  stocks,  the  Portfolio  may also  invest  to a limited  degree in preferred stocks and debt securities when they are believed by the Sub-advisor to offer  opportunities  for capital growth.  Other types of securities in which the Portfolio may invest include:

         Foreign  Securities.  The Portfolio may invest in securities of foreign  issuers in the form of depositary receipts or that are  denominated  in U.S.  dollars.  Foreign  securities in which the Portfolio may invest include any type of security  consistent with its investment  objective and policies.  The prices of foreign securities may be more volatile than those of domestic securities.

         Futures,  Options,  and Other  Derivative  Instruments.  The Portfolio may purchase and write put and call options on securities  and  securities  indices,  which options may be listed for trading on a national  securities exchange  or traded  over-the-counter.  Options  transactions  may be used to  pursue  the  Portfolio's  investment objective  and also to hedge  against  currency  and  market  risks,  but are not  intended  for  speculation.  The
Portfolio may engage in financial  futures  transactions on commodities  exchanges or boards of trade in an attempt to hedge against market risks.

         In  addition  to options  and  financial  futures,  the  Portfolio  may  invest in a broad  array of other
"derivative"  instruments  in an effort to manage  investment  risk,  to increase or decrease  exposure to an asset class or benchmark (as a hedge or to enhance return),  or to create an investment  position  indirectly.  The types of derivatives  and  techniques  used by the Portfolio may change over time as new  derivatives  and strategies are developed or as regulatory changes occur.

         Additional  information about the other investments  including  options,  futures and derivatives that the
Portfolio may make and their risks is included below under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  When a  defensive  position  is deemed  advisable  because of  prevailing  market conditions,  the  Portfolio  may invest  without  limit in high  grade  debt  securities,  commercial  paper,  U.S.
Government  securities or cash or cash equivalents,  including repurchase  agreements.  While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of maximum capital growth will be limited.

AST DeAM LARGE-CAP VALUE PORTFOLIO:

Investment  Objective:  The  investment  objective  of the  Portfolio  is to seek  maximum  growth  of  capital  by investing primarily in the value stocks of larger companies.

Principal Investment Policies and Risks:

         The Portfolio will have a non-fundamental  policy to invest, under normal  circumstances,  at least 80% of the value of its assets in securities  issued by large  capitalization  companies.  The 80% investment  requirement applies at the time the Portfolio invests its assets.

         The Portfolio pursues its investment  objective by normally  investing  primarily in the equity securities of large-sized  companies  included in the Russell 1000(R)Value Index.  Equity securities  include common stocks and securities  convertible  into or exchangeable  for common stocks,  including  warrants and rights.  The Sub-advisor employs an  investment  strategy that seeks to maintain a portfolio of equity  securities  which  approximates  the market risk of those stocks  included in the Russell  1000(R)Value Index,  but which  outperforms  the Russell 1000(R)
Value Index through active stock  selection.  The Russell 1000(R)Value Index is a market  capitalization  index that measures  the  performance  of large,  established  companies  trading  at  discounts  to their fair  value.  As of
September  30, 2001,  the average  market  capitalization  of the  companies  in the Russell  1000(R)Value Index was approximately  $9.9 billion and the median market  capitalization  was  approximately  $3 billion.  The size of the companies  in the Russell  1000(R)Value Index will change with market  conditions.  The targeted  tracking  error of this  Portfolio  is 4% with a normal  deviation of +/- 1%. It is possible  that the  deviation  may be higher.  For purposes of this Portfolio,  the strategy of attempting to correlate a stock  portfolio's  market risk with that of a particular  index, in this case the Russell 1000(R)Value Index,  while improving upon the return of the same index through active stock selection, is called a "managed alpha" strategy.

         The  Sub-advisor  considers  a number of  factors  in  determining  whether  to  invest in a value  stock, including  earnings growth rate,  analysts'  estimates of future earnings and  industry-relative  price  multiples.
Other  factors  are net income  growth  versus  cash flow growth as well as  earnings  and price  momentum.  In the
selection  of  investments,   long-term  capital   appreciation  will  take  precedence  over  short  range  market fluctuations.  However,  the Portfolio may  occasionally  make  investments  for short-term  capital  appreciation.
Current income will not be a significant factor in selecting investments.

         Like all common  stocks,  the market  values of the common  stocks  held by the  Portfolio  can  fluctuate significantly,  reflecting  the  business  performance  of the  issuing  company,  investor  perception  or general economic or financial market movements.  The Portfolio's  focus on the stocks of large, more established  companies may mean that its level of risk is lower than a portfolio  investing  primarily in smaller  companies.  While value investing  historically  has  involved  less risk than  investing  in growth  companies,  investing in value stocks carries the risk that the market will not  recognize  the stock's  intrinsic  value for a long time or that a stock judged to be  undervalued  may actually be  appropriately  priced.  While the Portfolio  attempts to outperform the
Russell 1000(R)Value Index,  it is not expected that any  outperformance  will be  substantial.  The Portfolio  also may underperform the Russell 1000(R)Value Index over short or extended periods.

Other Investments:

         In  addition  to  investing  in common  stocks,  the  Portfolio  may also  invest  to a limited  degree in preferred stocks and debt securities when they are believed by the Sub-advisor to offer  opportunities  for capital growth.  Other types of securities in which the Portfolio may invest include:

         Foreign  Securities.  The Portfolio may invest in securities of foreign  issuers in the form of depositary receipts or that are  denominated  in U.S.  dollars.  Foreign  securities in which the Portfolio may invest include any type of security  consistent with its investment  objective and policies.  The prices of foreign securities may be more volatile than those of domestic securities.

         Futures,  Options,  and Other  Derivative  Instruments.  The Portfolio may purchase and write put and call options on securities  and  securities  indices,  which options may be listed for trading on a national  securities exchange  or traded  over-the-counter.  Options  transactions  may be used to  pursue  the  Portfolio's  investment objective  and also to hedge  against  currency  and  market  risks,  but are not  intended  for  speculation.  The
Portfolio may engage in financial  futures  transactions on commodities  exchanges or boards of trade in an attempt to hedge against market risks.

         In  addition  to options  and  financial  futures,  the  Portfolio  may  invest in a broad  array of other
"derivative"  instruments  in an effort to manage  investment  risk,  to increase or decrease  exposure to an asset class or benchmark (as a hedge or to enhance return),  or to create an investment  position  indirectly.  The types of derivatives  and  techniques  used by the Portfolio may change over time as new  derivatives  and strategies are developed or as regulatory changes occur.

         Additional  information about the other investments,  including options,  futures and derivatives that the
Portfolio may make and their risks is included below under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  When a  defensive  position  is deemed  advisable  because of  prevailing  market conditions,  the  Portfolio  may invest  without  limit in high  grade  debt  securities,  commercial  paper,  U.S.
Government  securities or cash or cash equivalents,  including repurchase  agreements.  While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of maximum capital growth will be limited.

AST ALLIANCE/BERNSTEIN GROWTH + VALUE PORTFOLIO:

Investment  Objective:  The  investment  objective  of  the  Portfolio  is to  seek  capital  growth  by  investing approximately  50% of its assets in growth stocks of large companies and  approximately  50% of its assets in value stocks of large companies.

Principal Investment Policies and Risks:

         The  Portfolio  will invest  primarily in common  stocks of large U.S.  companies  included in the Russell
1000(R)Index (the "Russell 1000(R)").  The Russell 1000(R)is a market  capitalization-weighted  index that measures the performance of the 1,000 largest U.S.  companies.  As of June 30, 2001, the average  market  capitalization  of the companies  in the  Russell  1000(R)index was  approximately  13 billion.  The size of the  companies  in the Russell
1000(R)will change with market conditions.

         Normally,  about 60-85  companies will be represented in the  Portfolio,  with 25-35  companies  primarily from the Russell 1000(R)Growth Index (the "Growth  Index")  constituting  approximately  50% of the  Portfolio's net assets,  and 35-50  companies  primarily  from the Russell 1000(R)Value Index (the "Value Index")  constituting  the remainder of the Portfolio's net assets.  Daily cash flows (that is,  purchases and reinvested  distributions)  and outflows (that is,  redemptions and expense items) will be divided between the two portfolio  segments for purposes of  maintaining  the targeted  allocation  between  growth and value stocks (the  "Target  Allocation").  Normally, while it is not expected that the allocation of assets between  portfolio  segments will deviate more than 10% from the Target  Allocation,  it is possible  that this  deviation  may be higher.  Factors such as market  fluctuation, economic conditions,  corporate  transactions and declaration of dividends may result in deviations from the Target
Allocation.  In the event the  allocation  of assets to the  portfolio  segments  differs by more than 10% from the
Target  Allocation  (e.g.,  60% of the  Portfolio's net assets invested in growth stocks and 40% of the Portfolio's net assets invested in value stocks),  the Sub-Advisers will rebalance each portfolio  segment's assets in order to maintain the Target  Allocation.  As a  consequence,  assets may be allocated  from the portfolio  segment that has appreciated more or depreciated  less to the other.  Rebalancing may entail  transaction  costs which over time may be significant.

         The Growth  Index  measures the  performance  of the Russell  1000(R)companies  with higher  price-to-book ratios and higher  forecasted  growth  values.  The Value Index  measures  the  performance  of the  Russell  1000(R)
companies with lower  price-to-book  ratios and lower forecasted  growth values.  This combination of growth stocks and value  stocks is  intended  to enhance  performance  of the  Portfolio  over time,  and reduce the  Portfolio's overall  risk in  comparison  to funds  which  invest  exclusively  in growth or value  stocks.  During  particular periods, the Portfolio may outperform or underperform funds which invest exclusively in growth or in value stocks.

         The  investment  strategy  of the  Sub-advisor  responsible  for the  portion  of the  Portfolio's  assets invested in growth  stocks  emphasizes  stock  selection.  The  Sub-advisor  relies  heavily  upon the  fundamental analysis and rigorous  research of its internal  research  staff.  The  Sub-advisor  selects  investments  based on strong management,  superior industry positions,  excellent balance sheets and superior earnings growth;  where all of these  strengths  have not been  reflected  in the  company's  stock  price.  In  managing  the  Portfolio,  the
Sub-advisor  seeks to take advantage of market  volatility.  During market  declines,  the Sub-advisor  will add to positions,  causing  the  Portfolio  to  become  somewhat  more  aggressive.  Conversely,  in rising  markets,  the
Sub-advisor will trim or eliminate positions and as a result the Portfolio will become more conservative.

         The method of  selecting  the  investments  used by the  Sub-advisor  responsible  for the  portion of the
Portfolio's  assets invested in value stocks is to measure each stock's long-term  expected return by comparing the price of the security to the company's  long-term  cash flows.  The  Sub-advisor  will only  purchase  those stocks that it has  above-average  confidence in the  reliability of its analysts'  forecasts.  The  Sub-advisor may delay its purchase of  securities if recent  weakness in the stock or negative  earnings  revisions by analysts  indicate that the stock price is likely to decline in the near  future,  and it may delay its sale of  securities  if recent strength in the stock or upward  earnings  revisions  indicate  the stock is likely to rise soon.  The  Sub-advisor will  control  risk  within the value  portion of the  Portfolio  by  reviewing  whether  there is undue  portfolio exposure to industry  sector and other risk  factors.  The  Sub-advisor  will take more risk when  unusually  large value  distortions  within the value realm create unusually large  opportunities  to add returns,  and it will take less risk when the opportunities are limited.

         Because the Portfolio invests  primarily in stocks,  the Portfolio is subject to the risks associated with stock  investments,  and the Portfolio's share price therefore may fluctuate  substantially.  The Portfolio's share price  will be  affected  by  changes in the stock  markets  generally,  and  factors  specific  to a company or an industry will affect the prices of particular  stocks held by the Portfolio (for example,  poor  earnings,  loss of major customers,  availability of basic resources or supplies,  major litigation  against a company,  or changes in governmental  regulation  affecting an industry).  The Portfolio's focus on large,  more-established  companies may mean that its level of risk is lower than a fund investing  primarily in smaller  companies.  Because the Portfolio invests in a smaller  number of  securities  than many other funds,  changes in the value of a single  security may have a more significant effect, either negative or positive, on the Portfolio's share price.

Other Investments:

In addition to investing in equity securities, the Portfolio also may:

o        invest up to 20% of the growth portion of its net assets in convertible securities;
o        invest up to 5% of the growth portion of its net assets in rights or warrants;
o        invest up to 15% of its total assets in foreign securities
o        purchase and sell exchange-traded index options and stock index futures contracts; and
o        write  covered  exchange-traded  call  options on its  securities  up to 15% of the growth  portion of its total  assets,  and  purchase  exchange-traded  call and put options on common  stocks up to, for all options, 10% of the growth portion of its total assets.

         For purposes of the  Portfolio a foreign  security is a security  issued by a non-U.S.  company,  which is defined as a company that:  (1) is organized  outside the United States;  (ii) has its principal  place of business outside the United States;  and (iii) issues  securities  traded  principally in a foreign country.  Companies that do not fall within the  definition  of a non-U.S.  company  would be  considered a U.S.  company and  therefore not subject to the above limitation on foreign securities.

         American  Depositary  Receipts  (ADRs) are not  considered  foreign  securities  for  purposes  of the 15%
limitation set forth above and may be purchased by the Portfolio.

         For additional  information  about these  investments and risks,  see this Prospectus  under "Certain Risk
Factors and Investment Methods."

         Temporary  Investments.  Although  it does not expect to do so  ordinarily,  when  business  or  financial conditions warrant,  the Portfolio may assume a temporary defensive position and invest in high-grade,  short-term, fixed-income  securities  (which may include  U.S.  Government  securities)  or hold its assets in cash.  While the
Portfolio is in a defensive position, the opportunity to achieve its investment objective will be limited.

AST SANFORD BERNSTEIN CORE VALUE PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek long-term capital growth.

Principal Investment Policies and Risks:

         The  Portfolio  will pursue its  objective  by  investing  primarily  in common  stocks.  The  Sub-advisor expects that the majority of the  Portfolio's  assets will be invested in the common stocks of large companies that appear to be undervalued.  Among other things,  the Portfolio  seeks to identify  compelling  buying  opportunities created when companies are undervalued on the basis of investor  reactions to near-term  problems or  circumstances even though their  long-term  prospects  remain sound.  The  Sub-advisor's  investment  approach is value-based and price-driven,  and it relies on the  intensive  fundamental  research of its  internal  research  staff to identify these buying opportunities in the marketplace.

         Portfolio  investments  are selected by the  Sub-advisor  based upon a model  portfolio of 125-175  stocks constructed  by the  Sub-advisor.  In  selecting  investments  for the model  portfolio,  the  Sub-advisor  takes a
"bottom-up"  approach.  In other words, the Sub-advisor seeks to identify individual companies with earnings growth potential  that may not be  recognized  by the  market at large.  The  Sub-advisor  relates  present  value of each company's  forecasted  future cash flow to the current price of its stock.  The  Sub-advisor  ranks  companies from the  highest  expected  return  to the  lowest,  with  the  companies  at the top of the  ranking  being  the  most undervalued.

         Once  the  expected  return  for each  stock  is  calculated,  the  Sub-advisor  adjusts  for  timing  and concentration  risks.  Securities  are  ranked by  risk-adjusted  expected  returns.  Securities  ranked in the top third of its valuation  universe,  if selected,  are over-weighted in the Portfolio because they represent the most undervalued  stocks in its universe.  The Sub-advisor  market weights  securities ranked in the middle third of its universe,  if  selected,  to add  diversification  to  the  Portfolio.  To  control  variability  in  premium,  the
Sub-advisor also holds the largest capitalization  securities (at under-weighted  positions) even when they rank in bottom  third  of the  universe.  If a  security  falls in the  ranking  from  the top  third of the  Sub-advisor's valuation  universe to the middle third, the Sub-advisor may reduce the Portfolio's  position to market weight.  If the security's  ranking  continues to fall into the bottom third of its universe,  the  Sub-advisor may either sell it or, if it is a very large  capitalization  stock,  will  underweight  it. The  Sub-advisor may from time to time deviate from the foregoing  process with respect to the weighting of  individual  securities in the Portfolio  when determined appropriate by the Sub-advisor.

         The  Sub-advisor  may delay the  Portfolio's  purchase of  securities  if recent  weakness in the stock or negative  earnings  revisions  by analysts  indicate  that the stock price is likely to decline in the near future, and it may delay the Portfolio's  sale of securities if recent  strength in the stock or upward earnings  revisions indicate the stock is likely to rise soon. The  Sub-advisor  will control risk by reviewing  whether there is undue portfolio  exposure to industry sector and other risk factors.  The Sub-advisor  will take more risk when unusually large value  distortions  within the value realm create unusually large  opportunities to add returns,  and it will take less risk when the opportunities are limited.

         The  Sub-advisor  also  seeks  to  control  risks by  correlating  the size of  initial  purchases  by the
Portfolio to the security's  benchmark  weighting,  within plus or minus 0.5%. If market appreciation of a security brings the  security's  weighting to 1.0% above or below its  benchmark  weighting  (at the time),  the size of the holding is generally  increased or reduced  accordingly.  Because the Portfolio  invests  primarily in stocks,  the
Portfolio is subject to the risks  associated with stock  investments,  and the  Portfolio's  share price therefore may  fluctuate  substantially.  The  Portfolio's  share  price will be  affected  by  changes in the stock  markets generally,  and factors  specific to a company or an industry will affect the prices of  particular  stocks held by the Portfolio (for example,  poor earnings,  loss of major customers,  availability of basic resources or supplies,
major  litigation  against  a  company,  or  changes  in  governmental  regulation  affecting  an  industry).   The
Portfolio's  focus on  large,  more-established  companies  may mean  that its  level of risk is lower  than a fund investing  primarily in smaller  companies.  While the Portfolio's  value investing  historically has involved less risk than  investing in growth  companies,  investing  in value  stocks  carries the risks that the market will not recognize  the stock's  intrinsic  value for a long time or that a stock judged to be  undervalued  may actually be appropriately priced.

Other Investments:

         Derivatives.  The Portfolio may invest in various  instruments that are or may be considered  derivatives, including  securities  index  futures  contracts and related  options.  These  instruments  may be used for several reasons: to simulate full investment in equities while retaining cash for fund management  purposes,  to facilitate trading,  or to reduce  transaction  costs.  The Portfolio will not use derivatives for speculative  purposes or to leverage its assets.  The Portfolio will limit its use of securities  index futures  contracts and related  options so that, at all times,  margin  deposits for futures  contracts and premiums on related options do not exceed 5% of the  Portfolio's  assets and the percentage of the  Portfolio's  assets being used to cover its  obligations  under futures and options does not exceed 50%.

         Additional  information about these derivative  instruments and their risks is included in this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  The Portfolio may maintain up to 25% of its assets in short-term  debt securities and  money  market  instruments  to meet  redemption  requests.  These  securities  include  obligations  issued or guaranteed  by the U.S.  Government  or its  agencies  or  instrumentalities  or by any of the  states,  repurchase agreements,  commercial paper, and certain bank  obligations.  The Portfolio will not invest in these securities as part of a temporary defensive strategy to protect against potential market declines.

AST COHEN & STEERS REALTY PORTFOLIO:

Investment  Objective:  The investment  objective of the Portfolio is to maximize  total return through  investment in real estate securities.

Principal Investment Policies and Risks:

     The Portfolio will have a non-fundamental  policy to invest, under normal  circumstances,  at least 80% of the value of its assets in securities of real estate related issuers.  The Portfolio  pursues its investment  objective of maximizing total return by seeking, with approximately equal emphasis, capital growth and current income.

     Generally, the equity securities of real estate related issuers will consist of:

o        common stocks (including shares in real estate investment trusts),
o        rights or warrants to purchase common stocks,
o        securities  convertible into common stocks where the conversion feature  represents,  in the Sub-advisor's view, a significant element of the securities' value, and
o        preferred stocks.

     Real estate  related  issuers  include  companies  that derive at least 50% of  revenues  from the  ownership, construction,  financing,  management  or sale of real  estate or that have at least 50% of assets in real  estate.
The Portfolio may invest up to 10% of its total assets in securities of foreign real estate companies.

         Real estate companies may include real estate  investment  trusts  ("REITs").  REITs pool investors' funds for  investment  primarily in income  producing  real estate or real estate  related loans or interests.  REITs can generally  be  classified  as Equity  REITs,  Mortgage  REITs and Hybrid  REITs.  Equity  REITs,  which  invest the majority of their assets  directly in real property,  derive their income  primarily  from rents.  Equity REITs can also realize  capital gains or losses by selling  properties.  Mortgage  REITs,  which invest the majority of their assets in real estate  mortgages,  derive their income primarily from interest  payments.  Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

         As a fund that invests primarily in equity  securities,  the Portfolio will be subject to many of the same risks as other equity funds.  The Portfolio  also will be subject to certain  risks  related  specifically  to real estate  securities,  and may be subject to greater risk and share price fluctuation than other equity funds because of the concentration of its investments in a single industry.

         While the Portfolio will not invest in real estate  directly,  securities of real estate  companies may be subject to risks  similar to those  associated  with the direct  ownership  of real  estate.  These  include  risks related to general and local  economic  conditions,  dependence on management  skill,  heavy cash flow  dependency, possible lack of available mortgage funds,  overbuilding,  extended vacancies of properties,  increases in property taxes and operating  expenses,  changes in zoning laws, losses due to costs resulting from environmental  problems, casualty  or  condemnation  losses,  limitations  on rents,  and  changes  in  neighborhood  values,  the appeal of properties to tenants and interest rates.

         In general,  Equity REITs may be affected by changes in the value of the underlying  property owned by the trusts,  while Mortgage REITs may be affected by the quality of any credit  extended.  In the event of a default by a borrower or lessee,  a REIT may experience  delays and may incur  substantial  costs in enforcing its rights as a mortgagee or lessor.

         Non-Diversified  Status. The Portfolio is classified as a  "non-diversified"  investment company under the
1940 Act,  which means the  Portfolio  is not limited by the 1940 Act in the  proportion  of its assets that may be invested in the  securities of a single  issuer.  However,  the Portfolio  intends to meet certain  diversification standards  under the  Internal  Revenue Code that must be met to relieve the  Portfolio  of  liability  for Federal income tax if its earnings are  distributed  to  shareholders.  As a  non-diversified  fund, a price decline in any one of the  Portfolio's  holdings may have a greater  effect on the  Portfolio's  value than on the value of a fund that is more broadly diversified.

Other Investments:

         The  Portfolio  may write  (sell) put and  covered  call  options  and  purchase  put and call  options on securities or stock indices that are listed on a national  securities or  commodities  exchange.  The Portfolio may buy and sell  financial  futures  contracts,  stock and bond index  futures  contracts,  foreign  currency  futures contracts  and  options  on the  foregoing.  The  Portfolio  may  enter  into  forward  foreign  currency  exchange contracts in  connection  with its  investments  in foreign  securities.  The  Portfolio  may also enter into short sales,  which are  transactions  in which the Portfolio sells a security it does not own at the time of the sale in anticipation  that the market price of the security will decline.  The Sub-advisor  expects that the Portfolio will use these techniques on a relatively infrequent basis.

         Additional  information  about these  techniques  and their risks is included  below under  "Certain  Risk
Factors and Investment Methods."

         Temporary  Investments.  When the Sub-advisor  believes that market or general economic conditions justify a  temporary  defensive  position,  the  Portfolio  will invest all or a portion of its assets in  high-grade  debt securities,  including  corporate  debt  securities,  U.S.  government  securities,  and  short-term  money  market instruments,  without  regard to  whether  the  issuer  is a real  estate  company.  While  the  Portfolio  is in a defensive  position,  the opportunity to achieve its investment  objective of maximum total return will be limited.
The Portfolio may also invest funds  awaiting  investment  or funds held to satisfy  redemption  requests or to pay dividends and other distributions to shareholders in short-term money market instruments.

AST SANFORD BERNSTEIN MANAGED INDEX 500 PORTFOLIO:

Investment  Objective:  The  investment  objective  of the  Portfolio  is to  outperform  the Standard & Poor's 500
Composite  Stock Price Index (the "S&P 500(R)") through stock selection  resulting in different  weightings of common stocks relative to the index.

Principal Investment Policies and Risks:

         The Portfolio will have a non-fundamental  policy to invest, under normal  circumstances,  at least 80% of the value of its assets in  securities  included in the S&P 500(R).  The 80%  investment  requirement  applies at the time the Portfolio invests its assets.

         The S&P 500(R)is an index of 500 common  stocks,  most of which trade on the New York Stock  Exchange  Inc.
(the "NYSE").  The Sub-advisor  believes that the S&P 500(R)is  representative of the performance of publicly traded common stocks in the U.S. in general.

         In seeking to outperform the S&P 500(R), the  Sub-advisor  starts with a portfolio of stocks  representative of the  holdings  of the index.  It then uses a set of  fundamental,  quantitative  criteria  that are  designed to indicate  whether a particular  stock will  predictably  perform better or worse than the S&P 500(R).  Based on these criteria,  the Sub-advisor  determines  whether the Portfolio  should  over-weight,  under-weight or hold a neutral position in the stock  relative to the  proportion  of the S&P 500(R)that the stock  represents.  In  addition,  the
Sub-advisor  may determine based on the  quantitative  criteria that (1) certain S&P 500(R)stocks should not be held by the Portfolio in any amount,  and (2) certain equity  securities that are not included in the S&P 500(R)should be held by the  Portfolio.  The Portfolio may invest up to 15% of its total assets in equity  securities  not included in the S&P 500(R).

         As a mutual fund investing  primarily in common  stocks,  the Portfolio is subject to the risk that common stock prices will decline over short or even extended  periods.  The U.S.  stock market tends to be cyclical,  with periods when stock prices  generally  rise and periods when prices  generally  decline.  The  Sub-advisor  believes that the various  quantitative  criteria used to determine which stocks to over- or under-weight  will balance each other so that the overall risk of the  Portfolio is not likely to differ  materially  from the risk of the S&P 500(R)
itself.  While the Portfolio attempts to outperform the S&P 500(R), it is not expected that any  outperformance  will be substantial.  The Portfolio also may underperform the S&P 500(R)over short or extended periods.

         About the S&P 500(R).  The S&P 500(R)is a well-known  stock market index that  includes  common stocks of 500 companies from several  industrial  sectors  representing  a significant  portion of the market value of all common stocks  publicly  traded in the  United  States.  Stocks in the S&P 500(R)are  weighted  according  to their  market capitalization  (the number of shares  outstanding  multiplied by the stock's  current  price).  The composition of the S&P 500(R)is determined by S&P based on such factors as market  capitalization,  trading  activity,  and whether the stock is  representative  of stocks in a particular  industry  group.  The  composition  of the S&P 500(R)may be changed from time to time.  "Standard & Poor's(R)",  "S&P 500(R)",  "Standard & Poor's 500",  and "500" are  trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Investment Manager.

         The  Portfolio  is not  sponsored,  endorsed,  sold or  promoted by  Standard  &Poor's,  a division of The
McGraw-Hill  Companies,  Inc.  ("S&P").  S&P makes no  representation  or  warranty,  express  or  implied,  to the shareholders  of the Portfolio or any member of the public  regarding the  advisability  of investing in securities generally  or in the  Portfolio  particularly  or the  ability  of the  S&P  500(R)to  track  general  stock  market performance.  S&P's only  relationship to the Investment  Manager or the  Sub-advisor is a license  provided to the
Investment  Manager  of  certain  trademarks  and  trade  names of S&P and of the S&P  500(R),  which is  determined, composed and calculated by S&P without  regard to the Investment  Manager,  Sub-advisor,  or Portfolio.  S&P has no obligation to take the needs of the  Investment  Manager,  Sub-advisor  or the  shareholders  of the Portfolio into consideration  in  determining,  composing or  calculating  the S&P 500(R).  S&P is not  responsible  for and has not participated in the  determination  of the prices and amount of the Portfolio or the timing of the issuance or sale of the  Portfolio,  or in the  determination  or  calculation  of the  Portfolio's  net  asset  value.  S&P  has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

         S&P does not guarantee the accuracy and/or the  completeness of the S&P 500(R)or any data included  therein and shall have no liability for any errors,  omissions,  or interruptions  therein. S&P makes no warranty,  express or implied, as to the results to be obtained by the Portfolio,  shareholders of the Portfolio,  or any other person or entity from the use of the S&P 500(R)or any data  included  therein.  S&P makes no express or implied  warranties and expressly  disclaims all warranties of  merchantability or fitness for a particular purpose or use with respect to the S&P 500(R)or any data included  therein.  Without  limiting any of the foregoing,  in no event shall S&P have any liability for any special,  punitive,  indirect or  consequential  damages  (including  lost profits),  even if notified of the possibility of such damages.

Other Investments:

         Derivatives.  The Portfolio may invest in various  instruments that are or may be considered  derivatives, including  securities  index futures  contracts and related  options,  warrants and convertible  securities.  These instruments  may be used for several  reasons:  to simulate full  investment in the S&P 500(R)while  retaining  cash for fund management  purposes,  to facilitate  trading,  to reduce  transaction  costs or to seek higher investment returns when the futures  contract,  option,  warrant or convertible  security is priced more attractively than the underlying  equity security or the S&P 500(R). The Portfolio will not use  derivatives  for  speculative  purposes or to leverage  its assets.  The  Portfolio  will limit its use of  securities  index  futures  contracts  and related options so that,  at all times,  margin  deposits  for futures  contracts  and  premiums on related  options do not exceed 5% of the  Portfolio's  assets and provided  that the  percentage  of the  Portfolio's  assets being used to cover its obligations under futures and options does not exceed 50%.

         Additional  information about these derivative  instruments and their risks is included in this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  The Portfolio may maintain up to 25% of its assets in short-term  debt securities and money market instruments to meet redemption  requests or to facilitate  investment in the securities of the S&P
500(R).  These  securities  include  obligations  issued or  guaranteed  by the U.S.  Government  or its  agencies or
instrumentalities  or  by  any  of  the  states,   repurchase  agreements,   commercial  paper,  and  certain  bank
obligations.  The  Portfolio  will not invest in these  securities  as part of a  temporary  defensive  strategy to protect against potential market declines.

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO:

Investment  Objective:  The primary  investment  objective  of the  Portfolio is to seek  capital  growth.  Current income is a secondary investment objective.

Principal Investment Policies and Risks:

         The Portfolio's  investment  strategy utilizes  quantitative  management  techniques in a two-step process that draws heavily on computer  technology.  In the first step, the Sub-advisor  ranks stocks,  primarily the 1,500 largest  publicly  traded  U.S.  companies  (measured  by market  capitalization),  from most  attractive  to least attractive.  These  rankings are  determined by using a computer  model that  combines  measures of a stock's value and measures of its growth  potential.  To measure value,  the Sub-advisor uses ratios of stock price to book value and stock price to cash flow, among others.  To measure growth,  the Sub-advisor  uses,  among others,  the rate of growth in a company's earnings and changes in its earnings estimates.

         In the second  step,  the  Sub-advisor  uses a  technique  called  portfolio  optimization.  In  portfolio optimization,  the Sub-advisor  uses a computer to build a portfolio of stocks from the ranking  described  earlier that it thinks will provide the best balance  between  risk and  expected  return.  The goal is to create an equity portfolio  that provides  better returns than the S&P 500(R)Index without  taking on  significant  additional  risk.
The  Sub-advisor  attempts to create a dividend  yield for the Portfolio  that will be greater than that of the S&P
500(R).

         The  Sub-advisor  does  not  attempt  to time the  market.  Instead,  it  intends  to keep  the  Portfolio essentially fully invested in stocks regardless of the movement of stock prices generally.

         Like any fund investing  primarily in common  stocks,  the Portfolio is subject to the risk that the value of the stocks it invests in will decline.  These declines could be substantial.

         Because the Portfolio is managed to an index (the S&P 500(R)),  its performance  will be closely tied to the performance  of the index.  If the S&P 500(R)goes down, it is likely that the  Portfolio's  share price will also go down. The Portfolio's  investments in  income-producing  stocks may reduce to some degree the Portfolio's  level of risk and share price  fluctuation  (and its potential for gain)  relative to the S&P 500(R).  However,  if the stocks that make up the S&P 500(R)do not have a high dividend yield at a given time,  then the  Portfolio's  dividend yield also will not be high.

Other Investments:

         When the  Sub-advisor  believes that it is prudent,  the  Portfolio  may invest in  securities  other than stocks,  such  as  convertible  debt  securities,  equity-equivalent  securities,  foreign  securities,  short-term instruments  and  non-leveraged  stock  index  futures  contracts.  Stock  index  futures  contracts  can  help the
Portfolio's  cash assets  remain  liquid while  performing  more like stocks.  The  Portfolio  also may short sales
"against the box."  Additional  information  on these types of  investments  is included in this  Prospectus  under
"Certain Risk Factors and Investment Methods."

         Derivative  Securities.  The Portfolio may invest in derivative  securities.  Certain of these  derivative securities may be described as  "index/structured"  securities,  which are securities whose value or performance is linked to other equity securities (as in the case of depositary receipts),  currencies,  interest rates, securities indices  or other  financial  indicators  ("reference  indices").  The  Portfolio  may not  invest in a  derivative security  unless the  reference  index or the  instrument  to which it relates is an  eligible  investment  for the
Portfolio.  For  example,  a  security  whose  underlying  value  is  linked  to the  price of oil  would  not be a permissible  investment  because the Portfolio  may not invest in oil and gas leases or futures.  The Portfolio may make short sales "against the box."

AST ALLIANCE GROWTH AND INCOME PORTFOLIO:

Investment  Objective:  The investment  objective of the Portfolio is long-term  growth of capital and income while attempting to avoid excessive fluctuations in market value.

Principal Investment Policies and Risks:

         The Portfolio normally will invest in common stocks (and securities convertible into common stocks).

         The Sub-advisor will take a value-oriented  approach,  in that it will try to keep the Portfolio's  assets invested in  securities  that are selling at  reasonable  valuations  in  relation  to their  fundamental  business prospects.  In doing so, the  Portfolio  may forgo some  opportunities  for gains  when,  in the  judgement  of the
Sub-advisor, they are too risky.

         In seeking to achieve its  objective,  the Portfolio  invests  primarily in the equity  securities of U.S.
companies that the Sub-advisor  believes are  undervalued.  The Sub-advisor  believes that, over time, stock prices
(of companies in which the Portfolio  invests) will come to reflect the companies'  intrinsic  economic values. The
Sub-advisor uses a disciplined  investment  process to evaluate the companies in its extensive  research  universe.
Through this process,  the  Sub-advisor  seeks to identify the stocks of companies that offer the best  combination of value and potential for price appreciation.

         The  Sub-advisor's  analysts  prepare their own earnings  estimates and financial  models for each company followed.  The Sub-advisor  employs these models to identify equity  securities  whose current market prices do not reflect what it considers to be their  intrinsic  economic  value.  In determining a company's  intrinsic  economic value,  the  Sub-advisor  takes into account any factors it believes  bear on the ability of the company to perform in the future,  including  earnings growth,  prospective cash flows,  dividend growth and growth in book value. The
Sub-advisor  then ranks, at least weekly,  each of the companies in its research  universe in the relative order of disparity  between  their stock  prices and their  intrinsic  economic  values,  with  companies  with the greatest disparities receiving the highest ranking (i.e. being considered the most undervalued).

         The  prices  of  the  common  stocks  that  the  Portfolio  invests  in  will  fluctuate.  Therefore,  the
Portfolio's  share  price will also  fluctuate,  and may  decline  substantially.  While  there is the risk that an investment  will  never  reach  what the  Sub-advisor  believes  is its full  value,  or may go down in value,  the
Portfolio's  risk and share  price  fluctuation  (and  potential  for gain) may be less than many other stock funds because of the Portfolio's emphasis on large, seasoned company value stocks.

Other Investments:

         The Portfolio,  in addition to investing in common stocks and  convertible  securities,  may write covered call options  listed on domestic  securities  exchanges  with respect to  securities  in the  Portfolio.  It is not intended for the  Portfolio to write  covered call  options  with respect to  securities  with an aggregate  market value of more than 10% of the  Portfolio's  net assets at the time an option is  written.  The  Portfolio  also may purchase and sell forward and futures  contracts and related options for hedging  purposes.  The Portfolio may also invest up to 10% of its net  assets  (at the time of  investment)  in foreign  securities,  and invest in  straight bonds and other debt securities.

         Temporary  Investments.  The Portfolio may invest in short-term  debt and other high quality  fixed-income securities to create reserve  purchasing power and also for temporary  defensive  purposes.  While the Portfolio is in a defensive position, the opportunity to achieve its investment objective may be limited.

AST MFS GROWTH WITH INCOME PORTFOLIO:

Investment  Objective:  The  investment  objective of the Portfolio is to seek  long-term  growth of capital with a secondary objective to seek reasonable current income.

Principal Investment Policies and Risks:

         The Portfolio invests,  under normal market conditions,  at least 65% of its total assets in common stocks and related securities,  such as preferred stocks,  convertible  securities and depositary receipts.  The stocks in which the  Portfolio  invests  generally  will pay  dividends.  While the  Portfolio may invest in companies of any size,  the  Portfolio  generally  focuses on companies  with larger  market  capitalizations  that the  Sub-advisor believes have  sustainable  growth prospects and attractive  valuations  based on current and expected  earnings or cash flow.

         The  Sub-advisor  uses a  "bottom  up," as  opposed  to "top  down,"  investment  style  in  managing  the
Portfolio.  This means that securities are selected based upon fundamental  analysis of individual  companies (such as analysis  of the  companies'  earnings,  cash flows,  competitive  position  and  management  abilities)  by the
Sub-advisor.

         The Portfolio may invest up to 20% of its net assets in foreign securities.

         As with any fund investing  primarily in common stocks,  the value of the securities held by the Portfolio may decline in value,  either  because of  changing  economic,  political  or market  conditions  or because of the economic  condition of the company that issued the security.  These  declines may be  substantial.  In light of the
Portfolio's  focus on  income-producing  large-cap stocks,  the risk and share price  fluctuations of the Portfolio
(and its  potential  for gain) may be less than many  other  stock  funds.  The  Portfolio  may  invest in  foreign companies,  including  companies  located  in  developing  countries,  and it  therefore  will be  subject to risks relating to political,  social and economic conditions abroad,  risks resulting from differing regulatory standards in non-U.S. markets, and fluctuations in currency exchange rates.

Other Investments:

         Although the Portfolio will invest  primarily in common stocks and related  securities,  the Portfolio may also invest in debt  securities,  including  variable  and  floating  rate  securities  and zero  coupon,  deferred interest and pay-in-kind bonds. The Portfolio may also purchase warrants and make short sales "against the box."

         Futures and Forward  Contracts.  The  Portfolio  may  purchase and sell  futures  contracts on  securities indices,  foreign  currencies  and interest  rates for hedging and  non-hedging  purposes.  The  Portfolio may also enter into forward contracts for the purchase or sale of foreign currencies for hedging and non-hedging purposes.

         For more  information  on some of the types of securities  other than common stocks in which the Portfolio may invest, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  The Portfolio may depart from its principal  investment  strategy by  temporarily investing for defensive  purposes when adverse market,  economic or political  conditions exist. When investing for defensive purposes,  the Portfolio may hold cash or invest in cash equivalents,  such as short-term U.S. government securities,  commercial  paper  and  bank  instruments.  While  the  Portfolio  is  in a  defensive  position,  the opportunity to achieve its investment objective will be limited.

AST INVESCO EQUITY INCOME PORTFOLIO:

Investment  Objective:  The  investment  objective of the  Portfolio is to seek capital  growth and current  income while following sound investment practices.

Principal Investment Policies and Risks:

         The  Portfolio  seeks to achieve its  objective by investing  in  securities  that are expected to produce relatively high levels of income and consistent,  stable returns.  The Portfolio  normally will invest at least 65%
of its assets in  dividend-paying  common and preferred stocks of domestic and foreign issuers.  Effective July 31,
2002, the Portfolio will have a non-fundamental  policy to invest, under normal circumstances,  at least 80% of the value of its  assets in  equity  securities.  The 80%  investment  requirement  applies  at the time the  Portfolio
invests  its  assets.  Equity  securities  include  common  stocks,   preferred  stocks,  warrants  and  securities
convertible into or exchangeable for common and preferred stocks.

      Up to  30%  of the  Portfolio's  assets  may be  invested  in  equity  securities  that  do not  pay  regular dividends.  In addition,  the Portfolio  normally will have some portion of its assets  invested in debt securities or  convertible  bonds.  The  Portfolio may invest up to 25% of its total assets in foreign  securities,  including securities of issuers in countries  considered to be developing.  These foreign  investments  may serve to increase the overall risks of the Portfolio.

         The  Portfolio's  investments  in common  stocks  may, of course,  decline in value,  which will result in declines  in the  Portfolio's  share  price.  Such  declines  could be  substantial.  To  minimize  the  risk  this presents,  the Sub-advisor will not invest,  with respect to 75% of the value of its total assets,  more than 5% of the Portfolio's  assets in the securities of any one company or more than 25% of the Portfolio's  assets in any one industry.  In light of the  Portfolio's  focus on income  producing  stocks,  its risk and share price  fluctuation
(and potential for gain) may be less than many other stock funds.

         Debt  Securities.  The  Portfolio's  investments  in debt  securities  will  generally  be subject to both credit risk and market  risk.  Credit  risk  relates to the  ability of the issuer to meet  interest  or  principal payments,  or both,  as they come due.  Market risk relates to the fact that the market  values of debt  securities in which the Portfolio  invests  generally will be affected by changes in the level of interest  rates. An increase in interest  rates will tend to reduce the market values of debt  securities,  whereas a decline in interest  rates will  tend  to  increase  their  values.  Although  the  Sub-advisor  will  limit  the  Portfolio's  debt  security investments  to  securities it believes are not highly  speculative,  both kinds of risk are increased by investing in debt  securities  rated  below  the top four  grades by  Standard  & Poor's  Corporation  or  Moody's  Investors
Services, Inc., or equivalent unrated debt securities ("junk bonds").

         In order to decrease its risk in  investing in debt  securities,  the  Portfolio  will invest no more than
15% of its assets in junk bonds,  and in no event will the  Portfolio  ever invest in a debt  security  rated below
Caa by Moody's or CCC by Standard & Poor's.  While the  Sub-advisor  will monitor all of the debt securities in the
Portfolio for the issuers'  ability to make required  principal  and interest  payments and other quality  factors, the  Sub-advisor  may retain in the  Portfolio  a debt  security  whose  rating is changed to one below the minimum rating  required for purchase of such a security.  For a discussion  of the special risks  involved in  lower-rated bonds, see this Prospectus under "Certain Risk Factors and Investment Methods."

Temporary Investments:

         In periods of uncertain  market and economic  conditions,  the Portfolio  may assume a defensive  position with up to 100% of its  assets  temporarily  invested  in high  quality  corporate  bonds or  notes  or  government securities,  or held in cash.  While the  Portfolio  is in a defensive  position,  the  opportunity  to achieve its investment objective may be limited.

AST DeAM GLOBAL ALLOCATION PORTFOLIO:

Investment  Objective:  The  investment  objective  of the  Portfolio  is to seek a high  level of total  return by investing  primarily  in  a  diversified  portfolio  of  mutual  funds.  However,  it  may  invest  in  equity  and fixed-income securities as well.

Principal Investment Policies and Risks:

         The Portfolio  initially will invest in equity  securities and in fixed income securities as well as other open-end  management  investment  companies  affiliated with the Sub-advisor.  The Portfolio also may diversify its assets by  investing  in several  other AST  Portfolios  (the  "Underlying  Portfolios").  The  Portfolio  seeks to achieve its investment  objective by investing in different  combinations  of the Underlying  Portfolios and equity and  fixed-income  securities.  It is  anticipated  that the  Portfolio  eventually  will be fully  invested in the
Underlying  Portfolios,  government  securities  and cash  unless  the Trust  receives  exemptive  relief  from the provisions  of the  Investment  Company  Act of 1940 at which time the  Portfolio  may invest in other  securities, including derivatives.

         The  Portfolio  allocates  its  assets  by  investing  in  shares  of a  diversified  group of  Underlying
Portfolios.  The Portfolio intends its strategy of investing in combinations of Underlying  Portfolios,  as well as equity and  fixed-income  securities,  to result in investment  diversification  that an investor  could  otherwise achieve  only by holding  numerous  investments.  It is expected  that,  once assets are  allocated  to  Underlying
Portfolios,  the  Portfolio is expected to be invested in at least six such  Underlying  Portfolios at any time. It is expected that the investment objectives of such Underlying Portfolios will be diversified.

         The precise mix of Underlying  Portfolios  and/or equity and fixed income  investments  will depend on the
Sub-advisor's  outlook for the markets.  Shifts between  Underlying  Portfolios focused on different asset classes, or between  stocks and bonds,  will normally be done  gradually and the  Sub-advisor  will not attempt to precisely
"time" the market. The Portfolio's  investments in Underlying  Portfolios that may invest  significant  portions of their assets in foreign  equity and debt  securities,  or direct  investments in such  securities,  are intended to provide  additional  diversification.  Whether  through direct  investment or through the investments of applicable
Underlying  Portfolios,  the Sub-advisor will normally have at least three different  countries  represented in the foreign equity category.

         The Portfolio can change the allocations of its assets among  Underlying  Portfolios and securities at any time,  if the  Sub-advisor  believes  that doing so would  better  enable the  Portfolio  to pursue its  investment objective.  From time to time, the Portfolio  adjusts its investments  within set limits based on the Sub-advisor's outlook  for the  economy,  financial  markets  generally  and  relative  market  valuation  of the  asset  classes represented  by each  Underlying  Portfolio and equity or  fixed-income  securities.  Although there is no specific allocation among equity and fixed income holdings the Sub-advisor  required to maintain,  the  Sub-advisor's  asset allocation  strategy intends to have a target 60% equity/40% fixed income  allocation.  The equity and fixed income allocation can be comprised of both domestic and  international  holdings.  The present  intention is to re-balance the specific  allocations  periodically.  Additionally  the  Portfolio  may deviate  from set limits  when,  in the
Sub-advisor's  opinion,  it is necessary to do so to pursue the Portfolio's  investment  objective or for temporary defensive  purposes.  Securities,  including  shares of the  Underlying  Portfolios,  may be sold for a variety  of reasons,  such as to effect a change in asset  allocation,  to secure gains or limit losses, or to re-deploy assets to more promising opportunities.

         As a fund that invests in equity and fixed income  securities as well as mutual funds,  the Portfolio risk of loss and share price  fluctuation  (and potential for gain) will tend to be less than funds investing  primarily in equity  securities  and more  than  funds  investing  primarily  in fixed  income  securities.  This is the case whether  such assets are obtained by direct  investing  in such  securities  or by  investment  in shares of mutual funds that invest in primarily  in either  equity or fixed income  securities.  Of course,  equity and fixed income securities as well as mutual fund shares may decline in value.

         The Portfolio is subject to a number of risks inherent in certain types of  securities,  whether by direct investment in such securities or by investment in Underlying  Portfolios that hold such  securities.  Some of these risks  include,  but are not limited to the  following  risks:  equity  securities  may  decline  because the stock market as a whole  declines,  or because of  reasons  specific  to a company,  such as  disappointing  earnings  or changes in its competitive  environment;  the Portfolio's  level of risk will increase if a significant  portion of the  Portfolio is invested in  securities of small-cap  companies;  and, any fixed income  portion of the Portfolio may be subject to  changes  in market  interest  rates and  changes  in the  credit  quality of  specific  issuers.
Investment in fixed income  securities  with  intermediate to long  maturities,  could subject the Portfolio to the risk of substantial  declines in the Portfolio's share price when there are significant  changes in market interest rates.  The  Portfolio's  level of risk will  increase if a  significant  portion of the  Portfolio  is invested in lower-rated  high yield  bonds or in  foreign  securities.  The  Portfolio's  investments  in  mortgage-backed  and asset-backed  securities  carry  special  risks  in the  event of  declining  interest  rates,  which  would  cause prepayments to increase, and the value of the securities to decrease.

         As a fund that invests also in mutual funds,  the Portfolio would be considered  "diversified"  because it invests in the securities of the Underlying  Portfolios,  each of which is a diversified  investment  company,  and excluding  securities  held by the  Underlying  Portfolios,  the  Portfolio  may "look  through" to the  Underlying
Portfolios to determine its diversification status.

         It is expected that after its initial  start-up  period,  the  Portfolio  normally will be invested in six
Underlying  Portfolios.  It is expected that, at most times,  each of these six portfolios will invest primarily in particular  asset classes,  and that the Portfolio  will be invested in one AST Portfolio  focused on each of these asset  classes.  These asset  classes are "large cap value",  "small cap  value",  "large cap  growth",  "small cap growth",  international  equity and domestic  bond ("cap" is short for  capitalization,  and refers to the level of capitalization  of the  companies  in which a portfolio  invests).  It also is expected  that,  at most times,  the
Sub-advisor  also will be the Sub-advisor for each of the six Underlying  Portfolios in which assets are allocated:
the DeAM Large-Cap Growth Portfolio;  the DeAM Large-Cap Value Portfolio;  the DeAM Small Cap-Growth Portfolio; the
DeAM Small-Cap Value Portfolio;  the DeAM  International  Equity Portfolio;  and the DeAM Bond Portfolio.  However,
as noted above,  the  Sub-advisor  may allocate  assets to other  Underlying  Portfolios or may invest  directly in equity or fixed income securities in order to seek the Portfolio's investment objective.

         Equity  Securities.  Investments  in  non-U.S.  dollar  denominated  stocks may be made solely for capital appreciation  or solely  for  income or any  combination  of both for the  purpose of  achieving  a higher  overall return.  Stocks of companies in developing  countries  may be included.  The equity  portion of the Portfolio  also may include convertible securities, preferred stocks and warrants.

         Investments in small  companies  involve both higher risk and greater  potential for  appreciation.  These companies may have limited product lines, markets and financial  resources,  or they may be dependent on a small or inexperienced  management  group.  In addition,  their  securities may trade less frequently and move more abruptly than securities of larger companies.

         For additional  information  about the risks involved with equity  securities,  see this Prospectus  under
"Certain Risks Factors and Investment Methods."

         Fixed Income  Securities.  Bond investments may include,  but is not limited to, U.S.  Treasury and agency issues,  corporate  debt  securities  (including  non-investment  grade "junk" bonds),  mortgage-backed  securities
(including  derivatives such as collateralized  mortgage obligations and stripped  mortgage-backed  securities) and asset-backed  securities.  Any cash  reserves  component  will consist of high quality  domestic and foreign  money market  instruments.  For additional  information about the risks involved with fixed income  securities,  see this
Prospectus under "Certain Risks Factors and Investment Methods."

         Mutual  Fund  Shares.  Mutual fund shares like  equity and  fixed-income  securities  have risks,  and the value of those shares  fluctuate.  Since the assets of the  Portfolio  may be invested in shares of the  Underlying
Portfolios,  the  investment  performance  of the Portfolio  may be related to the  investment  performance  of the
Underlying  Portfolios  in which the  Portfolio  may  invest.  The  Portfolio  has no control  over the  Underlying
Portfolios'  investment  strategies.  The  policy  of the  Portfolio  in  part  is to  allocate  assets  among  the
Underlying  Portfolios within certain limits.  Therefore,  the Portfolio may have less flexibility to invest than a mutual fund without such  constraints.  However,  because the Portfolio also may invest in equity and  fixed-income securities  the Portfolio may have more  flexibility  than other  fund-of-funds.  Finally,  the  Portfolio,  to the extent that it invests in mutual fund  shares,  may be exposed to the same risks as the  Underlying  Portfolios  in direct  proportion to the allocation of its assets among the Underlying  Portfolios.  These risks include the risks associated with a  multi-manager  approach to investing  (should assets be allocated to Underlying  Portfolios that do not have as  Sub-advisor  the  Sub-advisor  of this  Portfolio) as well as those  associated  with  investing in equity securities, fixed income securities, and international securities.

         The Portfolio's exposure,  through the Underlying  Portfolios,  to international  investments subjects the
Portfolio to risks posed by political or economic  conditions and regulatory  requirements of a particular  country which may be less stable or mature than in the U.S.

         The officers  and Trustees of the  Portfolio  presently  serve as officers and Trustees of the  Underlying
Portfolios.  ASISI serves as the investment  manager for all the Underlying  Portfolios in which this Portfolio may invest,  and DeAM is the Sub-advisor  for certain of the Underlying  Portfolios.  Therefore  conflicts may arise as those persons fulfill their fiduciary responsibilities to the Portfolio and to the Underlying Portfolios.

         For  additional  information  about the risks  involved  with  mutual  funds,  see this  Prospectus  under
"Certain Risks Factors and Investment Methods."

Other Investments:

         Derivatives.  The Portfolio may enter into stock index,  interest rate or currency  futures  contracts (or options  thereon) for hedging  purposes or to provide an efficient means of adjusting the  Portfolio's  exposure to the equity  markets.  The  Portfolio  may write  covered  call options and purchase put and call options on foreign currencies,  securities,  and financial  indices.  Excluding  securities  held by the  Underlying  Portfolios,  the
Portfolio  may invest up to 10% of its total assets in hybrid  instruments,  which combine the  characteristics  of futures,  options and  securities.  The Portfolio  may invest up to 10% of its total assets in hybrid  instruments, which combine the  characteristics  of futures,  options and  securities.  To the extent the  Portfolio  uses these investments,  it will be exposed to  additional  volatility  and  potential  losses.  The  Portfolio may enter into forward foreign currency exchange contracts in connection with its foreign investments.

         For an  additional  discussion  of these other  investments  and their risks,  see this  Prospectus  under
"Certain Risk Factors and Investment Methods."

         Temporary  Investments.  The  Portfolio  may maintain  cash  reserves  without  limitation  for  temporary defensive or transition  purposes.  While the Portfolio is in a defensive or transition  position,  the opportunity to achieve its  investment  objective of a high level of total return may be limited.  Cash  reserves  also provide flexibility in meeting redemptions and paying expenses.

AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth and current income.

Principal Investment Policies and Risks:

         The Sub-advisor  intends to maintain  approximately 60% of the Portfolio's assets in equity securities and the  remainder  in bonds  and  other  fixed  income  securities.  Both the  Portfolio's  equity  and  fixed  income investments  will fluctuate in value.  The equity  securities  will fluctuate  depending on the  performance of the companies  that issued them,  general market and economic  conditions,  and investor  confidence.  The fixed income investments  will be  affected  primarily  by rising  or  falling  interest  rates and the  credit  quality  of the issuers.  As a fund that invests  both in equity and fixed  income  securities,  the  Portfolio's  risk of loss and share price  fluctuation  will tend to be less than funds  investing  primarily in equity  securities and more than funds investing primarily in fixed income securities.

         Equity  Investments.  With the equity  portion of the Portfolio,  the  Sub-advisor  utilizes  quantitative management  techniques in a two-step  process that draws  heavily on computer  technology.  In the first step,  the
Sub-advisor  ranks stocks,  primarily the 1,500 largest  publicly traded U.S.  companies  (measured by the value of their stock) from most  attractive to least  attractive.  These  rankings are  determined by using a computer model that  combines  measures  of a  stock's  value  and  measures  of its  growth  potential.  To  measure  value,  the
Sub-advisor  uses  ratios of stock  price to book value and stock  price to cash  flow,  among  others.  To measure growth,  the manager  uses the rate of growth in a company's  earnings and changes in its  earnings  estimates,  as well as other factors.

         In the second  step,  the  Sub-advisor  uses a  technique  called  portfolio  optimization.  In  portfolio optimization,  the Sub-advisor  uses a computer to build a portfolio of stocks from the ranking  described  earlier that it thinks will provide the best balance  between  risk and  expected  return.  The goal is to create an equity portfolio that provides better returns than the S&P 500(R)Index without taking on significant additional risk.

         Fixed  Income  Investments.  The  Sub-advisor  intends to maintain  approximately  40% of the  Portfolio's assets in fixed  income  securities.  Up to 20% of the  Portfolio's  fixed  income  securities  will be invested in foreign fixed income  securities.  These  percentages  will  fluctuate and may be higher or lower  depending on the mix the Sub-advisor believes will be most appropriate for achieving the Portfolio's objectives.

         The  fixed  income  portion  of the  Portfolio  is  invested  in a  diversified  portfolio  of  government
securities,   corporate  fixed  income  securities,   mortgage-backed  and  asset-backed  securities,  and  similar securities.  The  Sub-advisor's  strategy is to actively  manage the Portfolio by investing the  Portfolio's  fixed income assets in sectors it believes are  undervalued  (relative to the other sectors) and which  represent  better relative long-term investment opportunities.

         The Sub-advisor  will adjust the weighted  average  portfolio  maturity in response to expected changes in interest rates.  Under normal market  conditions,  the weighted average maturity of the fixed income portion of the
Portfolio  will be in the 3- to 10-year  range.  During  periods of rising  interest  rates,  the weighted  average maturity may be reduced in order to reduce the effect of bond price  declines on the  Portfolio's  net asset value.
When  interest  rates are falling and bond prices are rising,  the  Portfolio may be moved toward the longer end of its maturity range.

         Debt securities that comprise the Portfolio's  fixed income  portfolio will primarily be investment  grade obligations.  However,  the Portfolio  may invest up to 15% of its fixed income assets in high-yield  securities or
"junk  bonds."  Regardless  of rating  levels,  all debt  securities  considered  for purchase by the Portfolio are analyzed by the  Sub-advisor  to  determine,  to the extent  reasonably  possible,  that the planned  investment is sound,  given the investment  objective of the Portfolio.  For an additional  discussion of lower-rated  securities and their risks, see this Prospectus under "Certain Risk Factors and Investment Methods."

         In  determining  the  allocation  of assets  among U.S.  and  foreign  capital  markets,  the  Sub-advisor considers the  condition and growth  potential of the various  economies;  the relative  valuations of the markets;
and social,  political,  and economic  factors that may affect the markets.  The  Sub-advisor  also  considers  the impact of foreign exchange rates in selecting securities denominated in foreign currencies.

         Foreign  Securities.  The  Portfolio  may  invest  up to  25% of its  total  assets  in  equity  and  debt securities of foreign issuers,  including  foreign  governments and their agencies,  when these securities meet its standards of selection.  (As noted above,  up to 20% of the fixed income portion of the Portfolio  normally will be invested in foreign  securities.)  These  investments will be made primarily in issuers in developed  markets.  The
Portfolio may make such investments either directly in foreign  securities,  or by purchasing  depositary  receipts for foreign securities.  To protect against adverse movements in exchange rates between  currencies,  the Portfolio may,  for hedging  purposes  only,  enter into forward  currency  exchange  contracts  and buy put and call options relating to currency futures contracts.

Other Investments:

         The  Portfolio  may  invest in  derivative  securities.  Certain  of these  derivative  securities  may be described as  "index/structured"  securities,  which are  securities  whose value or performance is linked to other equity  securities (as in the case of depositary  receipts),  currencies,  interest  rates,  securities  indices or other financial  indicators  ("reference  indices").  The Portfolio may not invest in a derivative  security unless the  reference  index or the  instrument  to which it relates is an  eligible  investment  for the  Portfolio.  For example,  a security  whose  underlying  value is linked to the price of oil would not be a permissible  investment because  the  Portfolio  may not invest in oil and gas  leases or  futures.  The  Portfolio  may make  short  sales
"against the box."

         For further information on these securities and investment  practices,  see this Prospectus under "Certain
Risk Factors and Investment Methods."

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO:

Investment  Objective:  The  investment  objective  of the  Portfolio  is to seek a high  level of total  return by investing primarily in a diversified portfolio of equity and fixed-income securities.

Principal Investment Policies and Risks:

         The Portfolio  normally  invests  approximately  60% of its total assets in equity  securities  and 40% in fixed  income  securities.  This mix may vary over  shorter  time  periods;  the equity  portion may range  between
50-70% and the fixed income portion between 30-50%.

         The Sub-advisor  concentrates  common stock  investments in larger,  more established  companies,  but the
Portfolio may include small and  medium-sized  companies with good growth  prospects.  The Portfolio's  exposure to smaller  companies is not expected to be  substantial,  and will not constitute more than 30% of the equity portion of the  Portfolio.  Up to 35% of the equity  portion  may be  invested  in foreign  (non-U.S.  dollar  denominated)
equity  securities.  The fixed income portion of the Portfolio will be allocated among  investment grade securities
(50-100%  of the  fixed  income  portion);  high  yield or  "junk"  bonds  (up to 30%);  foreign  (non-U.S.  dollar denominated) high quality debt securities (up to 30%); and cash reserves (up to 20%).

         The precise mix of equity and fixed income  investments will depend on the  Sub-advisor's  outlook for the markets.  When deciding upon asset  allocations,  the Sub-advisor may favor fixed income  securities if the economy is expected to slow  sufficiently  to hurt corporate  profit growth.  The opposite may be true when strong economic growth is expected.  Shifts between stocks and bonds will normally be done gradually and the  Sub-advisor  will not attempt to precisely  "time" the market.  The  Portfolio's  investments in foreign  equity and debt  securities are intended to provide  additional  diversification,  and the Sub-advisor  will normally have at least three different countries represented in both the foreign equity and foreign debt portions of the Portfolio.

         Securities  may be sold for a variety  of  reasons,  such as to effect a change  in asset  allocation,  to secure gains or limit losses, or to re-deploy assets to more promising opportunities.

         As a fund that invests both in equity and fixed income  securities,  the Portfolio  risk of loss and share price  fluctuation  (and  potential  for gain)  will  tend to be less  than  funds  investing  primarily  in equity securities and more than funds investing  primarily in fixed income  securities.  Of course,  both equity and fixed income securities may decline in value.

         Equity  securities  may  decline  because  the stock  market as a whole  declines,  or  because of reasons specific  to the  company,  such  as  disappointing  earnings  or  changes  in  its  competitive  environment.  The
Portfolio's  level of risk will  increase if a  significant  portion of the  Portfolio is invested in securities of small-cap  companies.  Like other fixed  income  funds,  the fixed  income  portion of the  Portfolio is subject to changes  in market  interest  rates  and  changes  in the  credit  quality  of  specific  issuers.  Because  of the
Portfolio's  focus on fixed income  securities  with  intermediate to long  maturities,  changes in market interest rates may cause  substantial  declines in the Portfolio's  share price. The Portfolio's level of risk will increase if a significant  portion of the Portfolio is invested in  lower-rated  high yield bonds or in foreign  securities.
Because  a  significant  portion  of  the  Portfolio's  fixed  income  investments  may be in  mortgage-backed  and asset-backed  securities,  this could add  increased  volatility  and carry special risks in the event of declining interest rates which would cause prepayments to increase, and the value of the securities to decrease.

         Equity  Securities.  When selecting  particular stocks to purchase,  the Sub-advisor will examine relative values and prospects  among growth and  value-oriented  stocks,  domestic and  international  stocks,  and small-to large-cap  stocks.  Domestic  stocks are drawn from the  overall  U.S.  market  while  international  equities  are selected  primarily  from large  companies in  developed  countries.  Investments  in non-U.S.  dollar  denominated stocks may be made  solely  for  capital  appreciation  or solely  for  income or any  combination  of both for the purpose of achieving a higher  overall  return.  Stocks of companies in developing  countries may also be included.
The equity portion of the Portfolio also may include convertible securities, preferred stocks and warrants.

         Investments in small  companies  involve both higher risk and greater  potential for  appreciation.  These companies may have limited product lines, markets and financial  resources,  or they may be dependent on a small or inexperienced  management  group.  In addition,  their  securities may trade less frequently and move more abruptly than securities of larger companies.

         Fixed Income  Securities.  Bond  investments are primarily  investment grade (top four credit ratings) and
are  chosen  from  across  the  entire  government,   corporate  (including  non-investment  grade  "junk"  bonds), mortgage-backed  (including  derivatives such as collateralized  mortgage obligations and stripped  mortgage-backed securities) and asset-backed  bond markets.  While the weighted  average  maturities of each component of the fixed income portion (i.e.,  investment grade, high yield,  etc.) of the Portfolio will differ based on the Sub-advisor's view of market  conditions,  the weighted  average  maturity of the fixed income portion as a whole (except for the cash  reserves  component)  is  expected  to be in  the  range  of 7 to  12  years.  Maturities  will  reflect  the
Sub-advisor's  outlook for interest rates.  The cash reserves  component will consist of high quality  domestic and foreign money market instruments, including money market funds managed by the Sub-advisor.

Other Investments:

         The  Portfolio  may enter into stock  index,  interest  rate or  currency  futures  contracts  (or options thereon)  for hedging  purposes or to provide an  efficient  means of  adjusting  the  Portfolio's  exposure to the equity  markets.  The  Portfolio  may write  covered  call  options and  purchase  put and call  options on foreign currencies,  securities,  and financial  indices.  The Portfolio may invest up to 10% of its total assets in hybrid instruments,  which combine the  characteristics  of futures,  options and securities.  To the extent the Portfolio uses these  investments,  it will be exposed to  additional  volatility  and  potential  losses.  The Portfolio may enter into forward foreign currency exchange contracts in connection with its foreign investments.

         For an  additional  discussion  of these other  investments  and their risks,  see this  Prospectus  under
"Certain Risk Factors and Investment Methods."

         Temporary  Investments.  As noted above,  up to 20% of the fixed income portion of the Portfolio  normally may consist of cash  reserves  including  repurchase  agreements.  In addition,  the  Portfolio  may maintain  cash reserves  without  limitation for temporary  defensive  purposes.  While the Portfolio is in a defensive  position, the  opportunity  to achieve  its  investment  objective  of a high  level of total  return  may be  limited.  Cash reserves also provide flexibility in meeting redemptions and paying expenses.

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO:

Investment  Objective:  The  investment  objective of the  Portfolio is to provide high current  income and capital growth by investing in high-quality, foreign and U.S. dollar-denominated bonds.

Principal Investment Policies and Risks:

         The Portfolio will have a non-fundamental  policy to invest, under normal  circumstances,  at least 80% of the value of its  assets  in fixed  income  securities.  The 80%  investment  requirement  applies  at the time the
Portfolio invests its assets.

      Fixed income  securities  include  securities  issued or guaranteed by the U.S.  government,  its agencies or government-sponsored  enterprises;  corporate debt securities of U.S. and non-U.S.  issuers,  including convertible securities and corporate  commercial paper;  mortgage and other asset-backed  securities;  inflation-indexed  bonds issued  by  both  governments  and  corporations;  structured  notes,  included  hybrid  or  "indexed"  securities, event-linked  bonds  and loan  participations;  delayed  portfolio  loans and  revolving  credit  securities;  bank certificates  of  deposit,  fixed time  deposits  and  bankers'  acceptances;  repurchase  agreements  and  reverse
repurchase   agreements;   debt  securities   issued  by  state  or  local   governments  and  their  agencies  and
government-sponsored  enterprises;   obligations  of  foreign  governments  or  their  subdivisions,  agencies  and government-sponsored enterprises; and obligations of international agencies or supranational entities.

      To achieve its  objectives,  the  Portfolio  intends to invest  primarily in all types of high quality  bonds including  those  issued or  guaranteed  by the U.S.  or  foreign  governments  or their  agencies  and by  foreign authorities,  provinces  and  municipalities  as  well  as  investment  grade  corporate  bonds  and  mortgage  and asset-backed  securities  of U.S.  and foreign  issuers.  The  Portfolio  seeks to moderate  price  fluctuation  by actively managing its maturity  structure and currency  exposure.  The Sub-advisor  bases its investment  decisions on fundamental market factors,  currency trends, and credit quality.  The Portfolio  generally invests in countries where the combination of fixed-income  returns and currency exchange rates appears attractive,  or, if the currency trend is  unfavorable,  where the  Sub-advisor  believes that the currency risk can be minimized  through  hedging.
These bonds must,  at the time of  purchase,  have  received  an  investment-grade  rating from at least one rating agency (or if unrated,  must have a Sub-advisor  equivalent  rating) but could be rated below  investment-grade  by other agencies.  Such bonds are called "split-rated").

         Although the Portfolio expects to maintain an  intermediate-to-long  weighted average maturity,  there are no maturity  restrictions on the overall  portfolio or on individual  securities.  The Portfolio may and frequently does engage in foreign currency  transactions  such as forward foreign  currency  exchange  contracts,  hedging its foreign  currency  exposure  back  to the  dollar  or  against  other  foreign  currencies  ("cross-hedging").  The
Sub-advisor  also attempts to reduce  currency risks through  diversification  among foreign  securities and active management  of currency  exposures.  The  Sub-advisor  may use foreign  forward  currency  contracts  and  currency options to hedge the risk to the  Portfolio  when  foreign  currency  exchange  rate  movements  are expected to be unfavorable to U.S.  investors.  Under certain  circumstances,  the Sub-advisor may commit a substantial portion of the Portfolio to currency  contracts and currency  options.  If the  Sub-advisor's  forecast of currency  movements proves wrong, this hedging activity may cause a loss.

         The  Portfolio  may also  invest  up to 20% of its  assets  in the  aggregate  in below  investment-grade, high-risk bonds ("junk bonds") and emerging  market bonds.  Some emerging  market bonds,  such as Brady Bonds,  may be denominated in U.S. dollars.  In addition,  the Portfolio may invest up to 30% of its assets in  mortgage-backed
(including  derivatives,  such as  collateralized  mortgage  obligations  and  stripped  mortgage  securities)  and asset-backed securities.

         Like any fixed income fund,  the value of the  Portfolio  will  fluctuate in response to changes in market interest rates and the credit  quality of particular  companies.  International  fixed income  investing,  however, involves  additional  risks that can increase the  potential for losses.  These  additional  risks include  varying stages of economic and political  development of foreign countries,  differing  regulatory and accounting standards in non-U.S.  markets,  and higher transaction costs.  Because a substantial portion of the Portfolio's  investments are  denominated  in foreign  currencies,  exchange  rates are also  likely to have a  significant  impact on total
Portfolio  performance.  For example,  a rise in the U.S. dollar's value relative to the Japanese yen will decrease the U.S.  dollar value of a Japanese bond held in the Portfolio,  even though the price of that bond in yen remains unchanged.  Therefore,  because  of  these  currency  risks  and the  risks  of  investing  in  foreign  securities generally,  the Portfolio will involve a greater degree of risk and share price  fluctuation  than a fund investing primarily in domestic  fixed  income  securities,  but  ordinarily  will  involve  less risk than a fund  investing exclusively in foreign fixed income  securities.  In addition,  the Portfolio's focus on longer maturity bonds will tend to  cause  greater  fluctuations  in  value  when  interest  rates  change.  The  Portfolio's  investments  in mortgage-backed and asset-backed  securities could further result in increased volatility,  as these securities are sensitive to interest  rate  changes.  Further,  these  securities  carry  special  risks in the event of declining interest rates, which would cause prepayments to increase, and the value of the securities to decrease.

         Types of Debt Securities.  The Portfolio's  investments in debt securities may include  securities  issued or guaranteed by the U.S. and foreign governments,  their agencies,  instrumentalities  or political  subdivisions, securities  issued or guaranteed by supranational  organizations  (e.g.,  European  Investment Bank,  InterAmerican
Development Bank or the World Bank), bank or bank holding company  securities,  foreign and domestic corporate debt securities, and commercial paper.

         The  Portfolio  may  invest in zero  coupon  securities,  which are  securities  that are  purchased  at a discount from their face value,  but that do not make cash interest  payments.  Zero coupon  securities are subject to greater  fluctuation  in market value as a result of changing  interest  rates than debt  obligations  that make current cash interest payments.

         The  Portfolio  may invest in Brady Bonds,  which are used as a means of  restructuring  the external debt burden  of  certain  emerging  countries.  Even  if  the  bonds  are  collateralized,  they  are  often  considered speculative  investments  because of the country's credit history or other factors.  The Portfolio may purchase the securities of certain  foreign  investment  funds or trusts  called  passive  foreign  investment  companies.  Such trusts  have  been the  only or  primary  way to  invest  in  certain  countries.  In  addition  to  bearing  their proportionate  share of the Trust's  expenses,  shareholders  will also  indirectly  bear similar  expenses of such trusts.

         The Portfolio from time to time may invest in debt securities convertible into equities.

         Nondiversified  Investment  Company.  The  Portfolio  intends to select its  investments  from a number of country and market  sectors,  and intends to have  investments  in  securities  of issuers  from a minimum of three different  countries  (including  the United  States).  However,  the  Portfolio is  considered a  "nondiversified"
investment  company for purposes of the  Investment  Company Act of 1940.  As such,  the  Portfolio may invest more than 5% of its assets in the fixed-income  securities of individual foreign  governments.  The Portfolio  generally will not invest more than 5% of its assets in any  individual  corporate  issuer,  except  with  respect to certain short-term  investments.  As a  nondiversified  fund, a price  decline in any one of the  Portfolio's  holdings may have a greater effect on the Portfolio's value than on the value of a fund that is more broadly diversified.

Other Investments:

         The  Portfolio  may buy and  sell  futures  contracts  (and  related  options)  for a  number  of  reasons including:  to manage exposure to changes in interest rates,  securities  prices and currency exchange rates; as an efficient  means of  adjusting  overall  exposure  to certain  markets;  to earn  income;  to protect  the value of portfolio  securities;  and to adjust the  portfolio's  duration.  The Portfolio may purchase or write call and put options on  securities,  financial  indices,  and foreign  currencies.  The  Portfolio  may invest up to 10% of its total assets in hybrid instruments, which combine the characteristics of futures, options and securities.

         Additional  information  on the  securities  in which the Portfolio may invest and their risks in included below under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  To protect against adverse  movements of interest rates, the Portfolio may invest without  limit  in  short-term  obligations  denominated  in U.S.  and  foreign  currencies  such as  certain  bank obligations,  commercial paper,  short-term government and corporate  obligations,  repurchase agreements and money market mutual funds managed by the  Sub-advisor.  Cash reserves  also provide  flexibility  in meeting  redemptions and paying  expenses.  While the Portfolio is in a defensive  position,  the  opportunity to achieve its investment objective of high current income and capital growth may be limited.

AST FEDERATED HIGH YIELD PORTFOLIO:

Investment  Objective:  The  investment  objective of the  Portfolio  is to seek high  current  income by investing primarily  in a  diversified  portfolio  of fixed  income  securities.  The fixed  income  securities  in which the
Portfolio intends to invest are lower-rated corporate debt obligations.

Principal Investment Policies and Risks:

         The Portfolio will have a non-fundamental  policy to invest, under normal  circumstances,  at least 80% of the value of its assets in corporate  fixed income  securities  that are BBB and below in Standard & Poor's  rating or Baa and below in Moody's rating.  The 80% investment  requirement  applies at the time the Portfolio invests its assets.

      The  Portfolio  will  invest  primarily  in fixed  income  securities  which may  include  preferred  stocks, convertible securities,  bonds,  debentures,  notes, equipment lease certificates and equipment trust certificates.
There is no lower  limit on the  rating  of  securities  in which the  Portfolio  may  invest.  The  Portfolio  may purchase or hold securities rated in the lowest rating category or securities in default.

         A fund that invests  primarily in lower-rated  fixed income securities will be subject to greater risk and share  price  fluctuation  than a  typical  fixed  income  fund,  and may be  subject  to an amount of risk that is comparable  to or greater than many equity  funds.  Lower-rated  securities  will usually  offer higher yields than higher-rated  securities,  but with more risk of loss of  principal  and  interest.  This is because of the reduced creditworthiness  of the securities and the increased risk of default.  Like equity  securities,  lower-rated fixed income  securities  tend to  reflect  short-term  corporate  and  market  developments  to a  greater  extent  than higher-rated fixed income securities, which tend to react primarily to fluctuations in market interest rates.

         An economic  downturn  may  adversely  affect the value of some  lower-rated  bonds.  Such a downturn  may especially  affect  highly  leveraged  companies or  companies in  industries  sensitive  to market  cycles,  where deterioration  in a company's cash flow may impair its ability to meet its obligations  under the bonds.  From time to time,  issuers of lower-rated  bonds may seek or may be required to restructure  the terms and conditions of the securities  they have issued.  As a result of these  restructurings,  the value of the securities may fall, and the
Portfolio may bear legal or administrative expenses in order to maximize recovery from an issuer.

         The secondary  trading market for  lower-rated  bonds is generally less liquid than the secondary  trading market for  higher-rated  bonds.  Adverse  publicity and the perception of investors  relating to these  securities and their issuers,  whether or not warranted,  may also affect the price or liquidity of lower-rated  bonds. For an additional  discussion of the risks involved in lower-rated  securities,  see this  Prospectus  under "Certain Risk
Factors and Investment Methods."

         Methods by which the Sub-advisor attempts to reduce the risks involved in lower-rated securities include:

                Credit  Research.  The  Sub-advisor  will  perform  its own credit  analysis in addition to using rating  organizations and other sources,  and may have discussions with the issuer's management or other investment analysts  regarding  issuers.  The Sub-advisor's  credit analysis will consider the issuer's  financial  soundness, its  responsiveness  to changing  business and market  conditions,  and its anticipated cash flow and earnings.  In evaluating an issuer,  the  Sub-advisor  places  special  emphasis on the  estimated  current value of the issuer's assets rather than their historical cost.

                Diversification.  The Sub-advisor  invests in securities of many different  issuers,  industries, and economic sectors to reduce portfolio risk.

                Economic  Analysis.  The Sub-advisor will analyze current  developments and trends in the economy and in the financial markets.

Other Investments:

         Under  normal  circumstances,  the  Portfolio  will not invest more than 10% of its total assets in equity securities.  The Portfolio may own zero coupon bonds or pay-in-kind  securities,  which are fixed income securities that do not make regular cash interest  payments.  The prices of these  securities  are generally more sensitive to changes in market  interest  rates than are  conventional  bonds.  Additionally,  interest on zero coupon bonds and pay-in-kind  securities  must be  reported  as taxable  income to the  Portfolio  even  though it  receives no cash interest until the maturity of such securities.

         The Portfolio may invest in securities issued by real estate investment  trusts,  which are companies that hold real  estate or mortgage  investments.  Usually,  real  estate  investment  trusts are not  diversified,  and, therefore,  are subject to the risks of a single  project or a small number of  projects.  They also may be heavily dependent  on cash flows  from the  property  they own,  may bear the risk of  defaults  on  mortgages,  and may be affected by changes in the value of the underlying property.

         The  Portfolio  may also  invest  in  certain  types of  derivative  securities,  specifically  swaps  and swap-related  products.  For information on these  investments and their risks,  see this Prospectus under "Certain
Risk Factors and Investment Methods" and the Trust's SAI under "Investment Programs of the Funds."

         Temporary  Investments.  The Portfolio may also invest all or a part of its assets  temporarily in cash or cash items for defensive  purposes during times of unusual market conditions or to maintain  liquidity.  Cash items may  include  certificates  of deposit  and other  bank  obligations;  commercial  paper  (generally  lower-rated);
short-term notes;  obligations  issued or guaranteed by the U.S.  government or its agencies or  instrumentalities;
and  repurchase  agreements.  While the  Portfolio  is in a  defensive  position,  the  opportunity  to achieve its investment objective of high current income will be limited.

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO:

Investment  Objective:  The  investment  objective  of the  Portfolio  is to  seek  high  current  income  and  the opportunity for capital appreciation to produce a high total return.

Principal Investment Policies and Risks:

         The Portfolio will have a non-fundamental  policy to invest, under normal  circumstances,  at least 80% of the value of its  assets  in fixed  income  securities.  The 80%  investment  requirement  applies  at the time the
Portfolio invests its assets.

      Fixed income  securities  include  securities  issued or guaranteed by the U.S.  government,  its agencies or government-sponsored  enterprises;  corporate debt securities of U.S. and non-U.S.  issuers,  including convertible securities and corporate  commercial paper;  mortgage and other asset-backed  securities;  inflation-indexed  bonds issued  by  both  governments  and  corporations;  structured  notes,  included  hybrid  or  "indexed"  securities, event-linked  bonds  and loan  participations;  delayed  portfolio  loans and  revolving  credit  securities;  bank certificates  of  deposit,  fixed time  deposits  and  bankers'  acceptances;  repurchase  agreements  and  reverse
repurchase   agreements;   debt  securities   issued  by  state  or  local   governments  and  their  agencies  and
government-sponsored  enterprises;   obligations  of  foreign  governments  or  their  subdivisions,  agencies  and government-sponsored enterprises; and obligations of international agencies or supranational entities.

         To pursue its objective,  the Portfolio  normally  invests  primarily in high yield and  investment  grade debt securities,  securities  convertible into common stock and preferred  stocks.  At least 20% of the Portfolio's assets must be invested in any combination of investment  grade debt  securities,  U.S.  Government  securities and cash equivalents.

         The  Sub-advisor  believes  that a high total return  (current  income and capital  growth) may be derived from an  actively  managed,  diversified  portfolio  of  investments.  Through  portfolio  diversification,  credit analysis  and  attention  to current  developments  and  trends in  interest  rates and  economic  conditions,  the
Sub-advisor  attempts to reduce the Portfolio's  risks. The Sub-advisor  seeks unusual values,  using  fundamental,
"bottom-up"  research  (i.e.,  research  on  individual  companies  rather than the economy as a whole) to identify
undervalued  securities.   The  Portfolio  may  find  good  value  in  high  yield  securities,   sometimes  called
"lower-rated  bonds" or "junk  bonds,"  and  frequently  may have more than half of its  assets  invested  in those securities.  Higher  yield on debt  securities  can occur  during  periods  of high  inflation  when the demand for borrowed money is high. Also, buying  lower-rated  bonds when the Sub-advisor  believes their credit risk is likely to decrease may generate higher returns.

         The  Portfolio  may  also  make  significant  investments  in  mortgage-backed  securities.  Although  the
Portfolio  expects to  maintain a  weighted  average  maturity  in the range of seven to nine  years,  there are no maturity restrictions on the overall portfolio or on individual securities.

         As a fund that  invests  primarily  in fixed income  securities,  the  Portfolio is subject to the general risks  and  considerations  associated  with  investing  in such  securities.  The  value of an  investment  in the
Portfolio  will  change  as  market  interest  rates  fluctuate.  When  interest  rates  rise,  the  prices of debt securities are likely to decline,  and when interest rates fall,  the prices of debt  securities  tend to rise. The
Portfolio  generally  maintains a relatively long average  maturity,  and  longer-term  debt securities are usually more  sensitive to interest rate changes.  Put another way, the longer the maturity of a security,  the greater the effect a change in interest rates is likely to have on its price.

         There is also the risk that an issuer of a debt  security  will fail to make timely  payments of principal or  interest  to the  Portfolio,  a risk that will be  relatively  high  because  the  Portfolio  will  likely have substantial  junk bond  investments.  The Portfolio may sustain losses if an issuer defaults as to principal and/or interest  payments  after  the  Portfolio  purchases  its  securities.  In  addition,  the  market  for high  yield securities  generally is less liquid than the market for higher-rated  securities.  In addition,  the risk to which the  Portfolio is subject may be high relative to other fixed income funds  because of the  Portfolio's  investment in convertible  securities,  which tend to be more volatile than  non-convertible  debt securities.  In addition to the risks  associated  with fixed  income  securities  generally,  mortgage-backed  securities  are  subject to the additional risk that early repayments will reduce the Portfolio's return on such securities.

Other Investments:

         The Portfolio may invest up to 20% of its net assets in foreign  securities  (securities  primarily traded in countries outside the United States),  and may enter into forward foreign currency  contracts in connection with these foreign investments.

         Additional  information on the types of securities  and  instruments in which the Portfolio may invest and their risks in included in this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  While  typically  fully  invested,  the  Portfolio  may  at  times  increase  its investments  in cash and  short-term  debt  securities  for  defensive  purposes.  The Portfolio may also invest in short-term  fixed  income  securities  to  invest  uncommitted  cash  balances  or to  maintain  liquidity  to meet shareholder  redemptions.  Short-term  securities include  obligations of the U.S.  Government and its agencies and instrumentalities,  commercial  paper,  and  bank  certificates  of  deposit  and  bankers'  acceptances.  When the
Portfolio  increases its cash position,  the  opportunity to achieve its investment  objective of high total return will be limited.

AST DeAM BOND PORTFOLIO:

Investment  Objective:  The  investment  objective of the  Portfolio is to seek a high level of income,  consistent with the preservation of capital.

Principal Investment Policies and Risks:

         The Portfolio will have a non-fundamental  policy to invest, under normal  circumstances,  at least 80% of the value of its  assets  in fixed  income  securities.  The 80%  investment  requirement  applies  at the time the
Portfolio invests its assets.

         The  Portfolio  pursues  its  investment  objective  by  investing  primarily  in  intermediate-term  U.S.
Treasury,  corporate,  mortgage-backed  and  asset-backed,  taxable  municipal and tax-exempt  municipal bonds. The
Portfolio  invests  primarily  in  investment  grade fixed  income  securities  rated  within the top three  rating categories  of a  nationally  recognized  rating  organization.  Fixed  income  investments  include  bonds,  notes
(including  structured  notes),  mortgage-related  securities,  asset-backed  securities,  convertible  securities, eurodollar and Yankee dollar instruments, preferred stocks and money market instruments.

         Fixed income  securities  may be issued by U.S.  and foreign  corporations  or entities;  U.S. and foreign banks; the U.S.  government,  its agencies,  authorities,  instrumentalities  or sponsored  enterprises;  state and municipal  governments;  supranational  organizations;  and  foreign  governments  and  their  subdivisions.  These securities  may have all types of interest rate payment and reset terms,  including  fixed rate,  adjustable  rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features.

         The Sub-advisor  generally  takes a "bottom up" approach to building the Portfolio.  That is, in selecting investments,  the Sub-advisor  identifies  securities and sectors which it believes are undervalued relative to the market rather than relying on interest rate  forecasts.  The  Sub-advisor  uses the following  process in selecting investments:

o        Assigns a relative value, based on credit worthiness, cash flow and price, to each bond;
o        Determines the intrinsic value of each issue by examining credit, structure, option value and liquidity risks;
o        Uses credit analysis to determine the issuer's ability to fulfill its contracts; and
o        Subordinates sector weightings to individual bonds that may add above-market value.

         Although the Sub-advisor  intends to maintain a dollar weighted  effective average  portfolio  maturity of five to ten years,  there are no maturity  restrictions on the overall portfolio or on individual  securities.  The dollar  weighted  average  portfolio  maturity  may be shorter  than the stated  maturity  due to several  factors, including but not limited to prepayment patterns, call dates and put features.

         As a fund that  invests  primarily  in fixed income  securities,  the  Portfolio is subject to the general risks and  considerations  associated with investing in such  securities,  including market  fluctuation,  interest rate risk,  credit risk and maturity risk.  Deteriorating  market  conditions may cause an overall  weakness in the market that reduces the absolute  level of  securities  prices in that market.  The value of an  investment  in the
Portfolio  will  change  as  market  interest  rates  fluctuate.  When  interest  rates  rise,  the  prices of debt securities are likely to decline,  and when interest rates fall,  the prices of debt  securities  tend to rise. The longer the  maturity  of a security,  the  greater  the effect a change in interest  rates is likely to have on its price.  The Portfolio is also subject to credit risk,  which is the  possibility  that an issuer of a security will default or become  unable to meet its  obligation.  Generally,  the lower the rating of a security,  the higher its degree of credit risk.

Other Investments:

o        The Portfolio may invest up to 15% of its total assets in investment  grade fixed income  securities rated within the fourth highest rating category.

o        The  Portfolio may invest up to 25% of its total assets in U.S.  dollar-denominated  securities of foreign issuers and governments.

o        The  Portfolio  may hold up to 20% of its total  assets in cash or money  market  instruments  in order to maintain  liquidity,  or in the event the  Sub-advisor  determines  that  securities  meeting the  Portfolio's investment objective are not otherwise readily available for purchase.

         Additional  information  about the  securities  in which  the  Portfolio  may  invest  and their  risks is included below under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  Up to 100% of the assets of the Portfolio may be invested  temporarily in cash or cash  equivalents  in response to  extraordinary  adverse  political,  economic  or bond market  events.  Temporary investments  may  include  U.S.  or  foreign  government  obligations,  commercial  paper,  bank  obligations,  and repurchase  agreements.  While the Portfolio is in a defensive position,  the opportunity to achieve its investment objective of a high current income will be limited.

AST PIMCO TOTAL RETURN BOND PORTFOLIO:

Investment  Objective:  The investment  objective of the Portfolio is to seek to maximize total return,  consistent with preservation of capital and prudent investment management.

Principal Investment Policies and Risks:

         The Portfolio will have a non-fundamental  policy to invest, under normal  circumstances,  at least 80% of the value of its  assets  in fixed  income  securities.  The 80%  investment  requirement  applies  at the time the
Portfolio invests its assets.  Fixed income securities include:

o        securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;
o        corporate debt securities of U.S. and non-U.S.  issuers,  including  convertible  securities and corporate commercial paper;
o        mortgage and other asset-backed securities;
o        inflation-indexed bonds issued by both governments and corporations;
o        structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
o        delayed funding loans and revolving credit securities;
o        bank certificates of deposit, fixed time deposits and bankers' acceptances;
o        repurchase agreements and reverse repurchase agreements;
o        debt  securities  issued  by  state or local  governments  and  their  agencies  and  government-sponsored enterprises;
o        obligations of foreign governments or their subdivisions,  agencies and government-sponsored  enterprises;
     and
obligations of international agencies or supranational entities.

         Portfolio  holdings will be concentrated in areas of the bond market (based on quality,  sector,  interest rate or  maturity)  that  the  Sub-advisor  believes  to be  relatively  undervalued.  In  selecting  fixed  income securities, the Sub-advisor uses economic forecasting,  interest rate anticipation,  credit and call risk analysis, foreign currency  exchange rate  forecasting,  and other  securities  selection  techniques.  The proportion of the
Portfolio's assets committed to investment in securities with particular  characteristics  (such as maturity,  type and coupon rate) will vary based on the  Sub-advisor's  outlook for the U.S. and foreign  economies,  the financial markets,  and other  factors.  The  management  of duration (a measure of a fixed income  security's  expected life that incorporates its yield,  coupon interest  payments,  final maturity and call features into one measure) is one of the fundamental tools used by the Sub-advisor.

         The  Portfolio  will invest in  fixed-income  securities  of varying  maturities.  The  average  portfolio duration of the Portfolio  generally  will vary within a three- to six-year  time frame based on the  Sub-advisor's forecast for interest  rates.  The  Portfolio  may invest up to 10% of its assets in fixed income  securities  that are rated below  investment  grade ("junk  bonds") but are rated B or higher by Moody's  Investors  Services,  Inc.
("Moody's")  or Standard & Poor's  Corporation  ("S&P") (or, if unrated,  determined  by the  Sub-advisor  to be of comparable quality).

         Generally,  over the long term,  the return  obtained by a portfolio  investing  primarily in fixed income securities  such as the  Portfolio  is not  expected to be as great as that  obtained by a portfolio  investing  in equity  securities.  At the same time,  the risk and price  fluctuation  of a fixed  income  fund is expected to be less than that of an equity  portfolio,  so that a fixed  income  portfolio is  generally  considered  to be a more conservative  investment.  However,  the Portfolio can and  routinely  does invest in certain  complex fixed income securities  (including  various types of  mortgage-backed  and  asset-backed  securities) and engage in a number of investment  practices  (including  futures,  options,  swaps and dollar rolls) as described below,  that many other fixed  income  funds do not utilize.  These  investments  and  practices  are designed to increase the  Portfolio's return or hedge its investments, but may increase the risk to which the Portfolio is subject.

         Like other fixed income funds,  the Portfolio is subject to market risk.  Bond values  fluctuate  based on changes in interest rates,  market  conditions,  investor  confidence and  announcements of economic,  political or financial  information.  Generally,  the value of fixed income  securities  will change  inversely  with changes in market  interest  rates.  As interest  rates rise,  market value tends to  decrease.  This risk will be greater for long-term  securities than for short-term  securities.  Certain  mortgage-backed  and  asset-backed  securities and derivative  instruments  in which the  Portfolio  may invest may be  particularly  sensitive to changes in interest rates.  The Portfolio is also subject to credit risk,  which is the possibility  that an issuer of a security (or a counterparty  to a  derivative  contract)  will default or become  unable to meet its  obligation.  Generally,  the lower the rating of a security, the higher its degree of credit risk.

         The following  paragraphs describe some specific types of fixed-income  investments that the Portfolio may invest in, and some of the  investment  practices that the Portfolio  will engage in. More  information  about some of these investments,  including futures,  options and  mortgage-backed  and asset-backed  securities,  is included below under "Certain Risk Factors and Investment Methods."

         U.S.  Government  Securities.  The Portfolio may invest in various  types of U.S.  Government  securities, including  those that are supported by the full faith and credit of the United States;  those that are supported by the right of the issuing  agency to borrow from the U.S.  Treasury;  those that are supported by the  discretionary authority of the U.S.  Government to purchase the agency's  obligations;  and still others that are supported  only by the credit of the instrumentality.

         Corporate Debt  Securities.  Corporate debt securities  include  corporate  bonds,  debentures,  notes and other similar instruments,  including  convertible  securities and preferred stock. Debt securities may be acquired with  warrants  attached.  The rate of  return or return of  principal  on some debt  obligations  may be linked or indexed to exchange rates between the U.S. dollar and a foreign currency or currencies.

         While the Sub-advisor may regard some countries or companies as favorable  investments,  pure fixed income opportunities  may be  unattractive or limited due to insufficient  supply or legal or technical  restrictions.  In such  cases,  the  Portfolio  may  consider  equity  securities  or  convertible  bonds  to gain  exposure  to such investments.

         Variable and Floating  Rate  Securities.  Variable and  floating  rate  securities  provide for a periodic adjustment  in the interest  rate paid on the  obligations.  The  interest  rates on these  securities  are tied to other interest rates,  such as money-market  indices or Treasury bill rates,  and reset  periodically.  While these securities  provide the Portfolio  with a certain  degree of protection  against  losses caused by rising  interest rates, they will cause the Portfolio's interest income to decline if market interest rates decline.

         Inflation-Indexed  Bonds.  Inflation-indexed  bonds are fixed income  securities  whose principal value is periodically  adjusted  according to the rate of inflation.  The interest rate on these bonds is fixed at issuance, and is  generally  lower  than the  interest  rate on  typical  bonds.  Over the life of the  bond,  however,  this interest will be paid based on a principal  value that has been adjusted for  inflation.  Repayment of the adjusted principal  upon  maturity  may be  guaranteed,  but the  market  value  of the  bonds is not  guaranteed,  and will fluctuate.  The Portfolio may invest in inflation-indexed  bonds that do not provide a repayment  guarantee.  While these  securities  are  expected to be  protected  from  long-term  inflationary  trends,  short-term  increases in inflation may lead to losses.

         Event-Linked  Bonds.  Event-linked  bonds are fixed  income  securities  for which the return of principal and payment of interest is contingent upon the  non-occurrence of a specific  "trigger" event, such as a hurricane, earthquake or other physical or  weather-related  phenomenon.  Some event-linked  bonds are commonly referred to as
"catastrophe  bonds."  If the  trigger  event  occurs,  the  Portfolio  may lose all or a portion  of the amount it invested in the bond.  Event-linked  bonds often  provide  for an  extension  of maturity to process and audit loss claims where a trigger  event has, or possibly  has,  occurred.  An extension of maturity may increase  volatility.
Event-linked  bonds may also expose the Portfolio to certain  unanticipated  risks including  credit risk,  adverse regulatory  or  jurisdictional  interpretations,  and  adverse  tax  consequences.  Event-linked  bonds may also be subject to liquidity risk.

         Mortgage-Related  and Other  Asset-Backed  Securities.  The  Portfolio  may  invest  all of its  assets in mortgage-backed and other asset-backed  securities,  including  collateralized  mortgage obligations.  The value of some  mortgage-backed and asset-backed  securities in which the Portfolio invests may be particularly  sensitive to changes in market interest rates.

         Reverse  Repurchase  Agreements  and Dollar  Rolls.  In  addition  to  entering  into  reverse  repurchase agreements (as described below under "Certain Risk Factors and Investment  Methods"),  the Portfolio may also enter into dollar rolls. In a dollar roll, the Portfolio sells  mortgage-backed  or other  securities for delivery in the current month and  simultaneously  contracts to purchase  substantially  similar  securities on a specified  future date.  The  Portfolio  forgoes  principal  and  interest  paid on the  securities  sold in a dollar  roll,  but the
Portfolio is  compensated by the  difference  between the sales price and the lower price for the future  purchase, as  well  as by any  interest  earned  on the  proceeds  of the  securities  sold.  The  Portfolio  also  could  be compensated  through the receipt of fee income.  Reverse  repurchase  agreements  and dollar rolls can be viewed as collateralized  borrowings and, like other  borrowings,  will tend to exaggerate  fluctuations in Portfolio's share price and may cause the Portfolio to need to sell  portfolio  securities at times when it would  otherwise not wish to do so.

         Foreign  Securities.  The  Portfolio  may  invest up to 20% of its  assets in  securities  denominated  in foreign  currencies  and may invest beyond this limit in U.S.  dollar-denominated  securities  of foreign  issuers.
The  Portfolio  may invest up to 10% of its assets in  securities  of issuers  based in  developing  countries  (as determined by the  Sub-advisor).  The Portfolio may buy and sell foreign currency futures  contracts and options on foreign  currencies and foreign  currency  futures  contracts,  and enter into forward  foreign  currency  exchange contracts  for the  purpose  of  hedging  currency  exchange  risks  arising  from the  Portfolio's  investment  or anticipated investment in securities denominated in foreign currencies.

         Short  Sales  "Against  the  Box."  The  Portfolio  may sell  securities  short  "against  the box." For a discussion of this practice, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Derivative  Instruments.  The  Portfolio  may  purchase  and write  call and put  options  on  securities, securities indices and on foreign  currencies.  The Portfolio may invest in interest rate futures contracts,  stock index  futures  contracts and foreign  currency  futures  contracts and options  thereon that are traded on U.S. or foreign  exchanges or boards of trade.  The Portfolio may also enter into swap  agreements  with respect to foreign currencies,  interest  rates and  securities  indices.  The  Portfolio  may use these  techniques  to hedge against changes in interest  rates,  currency  exchange  rates or  securities  prices or as part of its overall  investment strategy.

         For a discussion of futures and options and their risks,  see this Prospectus  under "Certain Risk Factors and Investment Methods."  The Portfolio's investments in swap agreements are described directly below.

         Swap  Agreements.  The Portfolio may enter into interest rate,  index,  credit and currency  exchange rate swap  agreements  for the purposes of attempting  to obtain a desired  return at a lower cost than if the Portfolio had  invested  directly in an  instrument  that  yielded  the desired  return.  The  Portfolio  may also enter into options on swap  agreements.  Swap  agreements  are two-party  contracts  entered into  primarily by  institutional investors for periods  ranging from a few weeks to more than one year. In a standard  "swap"  transaction,  the two parties  agree to exchange  the  returns (or  differentials  in rates of return)  earned or realized on  particular investments  or  instruments.  The returns to be  exchanged  between the parties are  calculated  with respect to a
"notional amount," i.e., a specified dollar amount that is hypothetically  invested at a particular  interest rate, in a particular  foreign currency,  or in a "basket" of securities  representing a particular index.  Commonly used swap  agreements  include  interest  rate caps,  under  which,  in return for a premium,  one party  agrees to make payments to the other to the extent that interest rates exceed a specified rate or "cap";  interest  floors,  under which,  in return for a premium,  one party agrees to make payments to the other to the extent that interest  rates fall below a specified level or "floor";  and interest rate collars,  under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against  interest rate movements  exceeding  given minimum or maximum levels.

         Under most swap  agreements  entered into by the Portfolio,  the parties'  obligations are determined on a
"net basis."  Consequently,  the  Portfolio's  obligations  (or rights) under a swap  agreement  will  generally be equal only to a net amount based on the relative values of the positions held by each party.

         Whether the  Portfolio's  use of swap  agreements  will be  successful  will  depend on the  sub-advisor's ability  to  predict  that  certain  types of  investments  are  likely  to  produce  greater  returns  than  other investments.  Moreover,  the  Portfolio  may not receive the expected  amount  under a swap  agreement if the other party  to the  agreement  defaults  or  becomes  bankrupt.  The  swaps  market  is  relatively  new and is  largely unregulated.

AST PIMCO LIMITED MATURITY BOND PORTFOLIO:

Investment  Objective:  The investment  objective of the Portfolio is to seek to maximize total return,  consistent with preservation of capital and prudent investment management.

Principal Investment Policies and Risks:

         The Portfolio will have a non-fundamental  policy to invest, under normal  circumstances,  at least 80% of the value of its  assets  in fixed  income  securities.  The 80%  investment  requirement  applies  at the time the
Portfolio invests its assets.  Fixed income securities include:

o        securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;
o        corporate debt securities of U.S. and non-U.S.  issuers,  including  convertible  securities and corporate commercial paper;
o        mortgage and other asset-backed securities;
o        inflation-indexed bonds issued by both governments and corporations;
o        structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
o        delayed funding loans and revolving credit securities;
o        bank certificates of deposit, fixed time deposits and bankers' acceptances;
o        repurchase agreements and reverse repurchase agreements;
o        debt  securities  issued  by  state or local  governments  and  their  agencies  and  government-sponsored enterprises;
o        obligations of foreign governments or their subdivisions,  agencies and government-sponsored  enterprises;
     and
obligations of international agencies or supranational entities.

         Portfolio  holdings will be concentrated in areas of the bond market (based on quality,  sector,  interest rate or  maturity)  that  the  Sub-advisor  believes  to be  relatively  undervalued.  In  selecting  fixed  income securities, the Sub-advisor uses economic forecasting,  interest rate anticipation,  credit and call risk analysis, foreign currency  exchange rate  forecasting,  and other  securities  selection  techniques.  The proportion of the
Portfolio's assets committed to investment in securities with particular  characteristics  (such as maturity,  type and coupon rate) will vary based on the  Sub-advisor's  outlook for the U.S. and foreign  economies,  the financial markets,  and other  factors.  The  management  of duration (a measure of a fixed income  security's  expected life that incorporates its yield,  coupon interest  payments,  final maturity and call features into one measure) is one of the fundamental tools used by the Sub-advisor.

         The  Portfolio  will invest in  fixed-income  securities  of varying  maturities.  The  average  portfolio duration of the Portfolio  generally  will vary within a one- to three-year  time frame based on the  Sub-advisor's forecast for interest  rates.  The  Portfolio  may invest up to 10% of its assets in fixed income  securities  that are rated below  investment  grade ("junk  bonds") but are rated B or higher by Moody's  Investors  Services,  Inc.
("Moody's")  or Standard & Poor's  Corporation  ("S&P") (or, if unrated,  determined  by the  Sub-advisor  to be of comparable quality).

         Generally,  over the long term,  the return  obtained by a portfolio  investing  primarily in fixed income securities  such as the  Portfolio  is not  expected to be as great as that  obtained by a portfolio  investing  in equity  securities.  At the same time,  the risk and price  fluctuation  of a fixed  income  fund is expected to be less than that of an equity  portfolio,  so that a fixed  income  portfolio is  generally  considered  to be a more conservative  investment.  However,  the Portfolio can and  routinely  does invest in certain  complex fixed income securities  (including  various types of  mortgage-backed  and  asset-backed  securities) and engage in a number of investment practices  (including futures,  swaps and dollar rolls) as described below, that many other fixed income funds do not utilize.  These  investments  and practices are designed to increase the  Portfolio's  return or hedge its investments, but may increase the risk to which the Portfolio is subject.

         Like other fixed income funds,  the Portfolio is subject to market risk.  Bond values  fluctuate  based on changes in interest rates,  market  conditions,  investor  confidence and  announcements of economic,  political or financial  information.  Generally,  the value of fixed income  securities  will change  inversely  with changes in market  interest  rates.  As interest  rates rise,  market value tends to  decrease.  This risk will be greater for long-term  securities  than for  short-term  securities.  Therefore,  the  Portfolio's  share  price is expected to fluctuate  less than the AST PIMCO Total  Return Bond  Portfolio,  because  its average  duration  will be shorter.
Certain  mortgage-backed and asset-backed  securities and derivative  instruments in which the Portfolio may invest may be  particularly  sensitive to changes in interest rates.  The Portfolio is also subject to credit risk,  which is the  possibility  that an issuer of a security  (or a  counterparty  to a derivative  contract)  will default or become  unable to meet its  obligation.  Generally,  the lower the rating of a  security,  the higher its degree of credit risk.

         The following  paragraphs describe some specific types of fixed-income  investments that the Portfolio may invest in, and some of the  investment  practices that the Portfolio  will engage in. More  information  about some of these investments,  including futures,  options and  mortgage-backed  and asset-backed  securities,  is included below under "Certain Risk Factors and Investment Methods."

         U.S.  Government  Securities.  The Portfolio may invest in various  types of U.S.  Government  securities, including  those that are supported by the full faith and credit of the United States;  those that are supported by the right of the issuing  agency to borrow from the U.S.  Treasury;  those that are supported by the  discretionary authority of the U.S.  Government to purchase the agency's  obligations;  and still others that are supported  only by the credit of the instrumentality.

         Corporate Debt  Securities.  Corporate debt securities  include  corporate  bonds,  debentures,  notes and other similar instruments,  including  convertible  securities and preferred stock. Debt securities may be acquired with  warrants  attached.  The rate of  return or return of  principal  on some debt  obligations  may be linked or indexed to exchange rates between the U.S. dollar and a foreign currency or currencies.

         While the Sub-advisor may regard some countries or companies as favorable  investments,  pure fixed income opportunities  may be  unattractive or limited due to insufficient  supply or legal or technical  restrictions.  In such  cases,  the  Portfolio  may  consider  equity  securities  or  convertible  bonds  to gain  exposure  to such investments.

         Variable and Floating  Rate  Securities.  Variable and  floating  rate  securities  provide for a periodic adjustment  in the interest  rate paid on the  obligations.  The  interest  rates on these  securities  are tied to other interest rates,  such as money-market  indices or Treasury bill rates,  and reset  periodically.  While these securities  provide the Portfolio  with a certain  degree of protection  against  losses caused by rising  interest rates, they will cause the Portfolio's interest income to decline if market interest rates decline.

         Inflation-Indexed  Bonds.  Inflation-indexed  bonds are fixed income  securities  whose principal value is periodically  adjusted  according to the rate of inflation.  The interest rate on these bonds is fixed at issuance, and is  generally  lower  than the  interest  rate on  typical  bonds.  Over the life of the  bond,  however,  this interest will be paid based on a principal  value that has been adjusted for  inflation.  Repayment of the adjusted principal  upon  maturity  may be  guaranteed,  but the  market  value  of the  bonds is not  guaranteed,  and will fluctuate.  The Portfolio may invest in inflation-indexed  bonds that do not provide a repayment  guarantee.  While these  securities  are  expected to be  protected  from  long-term  inflationary  trends,  short-term  increases in inflation may lead to losses.

         Event-Linked  Bonds.  Event-linked  bonds are fixed  income  securities  for which the return of principal and payment of interest is contingent upon the  non-occurrence of a specific  "trigger" event, such as a hurricane, earthquake or other physical or  weather-related  phenomenon.  Some event-linked  bonds are commonly referred to as
"catastrophe  bonds."  If the  trigger  event  occurs,  the  Portfolio  may lose all or a portion  of the amount it invested in the bond.  Event-linked  bonds often  provide  for an  extension  of maturity to process and audit loss claims where a trigger  event has, or possibly  has,  occurred.  An extension of maturity may increase  volatility.
Event-linked  bonds may also expose the Portfolio to certain  unanticipated  risks including  credit risk,  adverse regulatory  or  jurisdictional  interpretations,  and  adverse  tax  consequences.  Event-linked  bonds may also be subject to liquidity risk.

         Mortgage-Related  and Other  Asset-Backed  Securities.  The  Portfolio  may  invest  all of its  assets in mortgage-backed  and other asset-backed  securities,  including  collateralized  mortgage  obligations and stripped mortgage-backed  securities.  The value of some mortgage-backed and asset-backed  securities in which the Portfolio invests may be particularly sensitive to changes in market interest rates.

         Reverse  Repurchase  Agreements  and Dollar  Rolls.  In  addition  to  entering  into  reverse  repurchase agreements (as described below under "Certain Risk Factors and Investment  Methods"),  the Portfolio may also enter into dollar rolls. In a dollar roll, the Portfolio sells  mortgage-backed  or other  securities for delivery in the current month and  simultaneously  contracts to purchase  substantially  similar  securities on a specified  future date.  The  Portfolio  forgoes  principal  and  interest  paid on the  securities  sold in a dollar  roll,  but the
Portfolio is  compensated by the  difference  between the sales price and the lower price for the future  purchase, as  well  as by any  interest  earned  on the  proceeds  of the  securities  sold.  The  Portfolio  also  could  be compensated  through the receipt of fee income.  Reverse  repurchase  agreements  and dollar rolls can be viewed as collateralized  borrowings and, like other  borrowings,  will tend to exaggerate  fluctuations in Portfolio's share price and may cause the Portfolio to need to sell  portfolio  securities at times when it would  otherwise not wish to do so.

         Foreign  Securities.  The  Portfolio  may  invest up to 20% of its  assets in  securities  denominated  in foreign  currencies  and may invest beyond this limit in U.S.  dollar-denominated  securities  of foreign  issuers.
The Portfolio may buy and sell foreign  currency  futures  contracts and options on foreign  currencies and foreign currency futures  contracts,  and enter into forward foreign currency exchange contracts for the purpose of hedging currency  exchange  risks  arising  from  the  Portfolio's  investment  or  anticipated  investment  in  securities denominated in foreign currencies.

         Short  Sales  "Against  the  Box."  The  Portfolio  may sell  securities  short  "against  the box." For a discussion of this practice, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Derivative  Instruments.  The  Portfolio  may  purchase  and write  call and put  options  on  securities, securities indices and on foreign  currencies.  The Portfolio may invest in interest rate futures contracts,  stock index  futures  contracts and foreign  currency  futures  contracts and options  thereon that are traded on U.S. or foreign  exchanges or boards of trade.  The Portfolio may also enter into swap  agreements  with respect to foreign currencies,  interest  rates and  securities  indices.  The  Portfolio  may use these  techniques  to hedge against changes in interest  rates,  currency  exchange  rates or  securities  prices or as part of its overall  investment strategy.

         For a discussion of futures and options and their risks,  see this Prospectus  under "Certain Risk Factors and Investment Methods."  The Portfolio's investments in swap agreements are described directly below.

         Swap  Agreements.  The Portfolio may enter into interest rate,  index,  credit and currency  exchange rate swap  agreements  for the purposes of attempting  to obtain a desired  return at a lower cost than if the Portfolio had  invested  directly in an  instrument  that  yielded  the desired  return.  The  Portfolio  may also enter into options on swap  agreements.  Swap  agreements  are two-party  contracts  entered into  primarily by  institutional investors for periods  ranging from a few weeks to more than one year. In a standard  "swap"  transaction,  the two parties  agree to exchange  the  returns (or  differentials  in rates of return)  earned or realized on  particular investments  or  instruments.  The returns to be  exchanged  between the parties are  calculated  with respect to a
"notional amount," i.e., a specified dollar amount that is hypothetically  invested at a particular  interest rate, in a particular  foreign currency,  or in a "basket" of securities  representing a particular index.  Commonly used swap  agreements  include  interest  rate caps,  under  which,  in return for a premium,  one party  agrees to make payments to the other to the extent that interest rates exceed a specified rate or "cap";  interest  floors,  under which,  in return for a premium,  one party agrees to make payments to the other to the extent that interest  rates fall below a specified level or "floor";  and interest rate collars,  under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against  interest rate movements  exceeding  given minimum or maximum levels.

         Under most swap  agreements  entered into by the Portfolio,  the parties'  obligations are determined on a
"net basis."  Consequently,  the  Portfolio's  obligations  (or rights) under a swap  agreement  will  generally be equal only to a net amount based on the relative values of the positions held by each party.

         Whether the  Portfolio's  use of swap  agreements  will be  successful  will  depend on the  sub-advisor's ability  to  predict  that  certain  types of  investments  are  likely  to  produce  greater  returns  than  other investments.  Moreover,  the  Portfolio  may not receive the expected  amount  under a swap  agreement if the other party  to the  agreement  defaults  or  becomes  bankrupt.  The  swaps  market  is  relatively  new and is  largely unregulated.

AST MONEY MARKET PORTFOLIO:

Investment  Objective:  The investment  objective of the Portfolio is to seek high current income and maintain high levels of liquidity.

Principal Investment Policies and Risks:

         As a money market fund,  the Portfolio  seeks to maintain a stable net asset value of $1.00 per share.  In other words,  the Portfolio  attempts to operate so that  shareholders do not lose any of the principal amount they invest in the  Portfolio.  Of course,  there can be no  assurance  that the  Portfolio  will  achieve its goal of a stable net asset value,  and shares of the Portfolio are neither  insured nor guaranteed by the U.S.  government or any other entity.  For instance,  the issuer or guarantor of a portfolio  security or the other party to a contract could  default  on its  obligation,  and this  could  cause the  Portfolio's  net asset  value to fall below $1. In addition,  the income earned by the Portfolio will fluctuate based on market  conditions,  interest rates and other factors.

         Under the  regulatory  requirements  applicable  to money market  funds,  the  Portfolio  must  maintain a weighted  average  portfolio  maturity of not more than 90 days and invest in high quality U.S.  dollar-denominated securities  that have  effective  maturities of not more than 397 days. In addition,  the Portfolio  will limit its investments to those securities that, in accordance with guidelines  adopted by the Trustees of the Trust,  present minimal  credit  risks.  The  Portfolio  will not  purchase  any security  (other than a United  States  Government security) unless:

o        if rated by only one nationally  recognized  statistical rating organization (such as Moody's and Standard
     & Poor's), such organization has rated it with the highest rating assigned to short-term debt securities;
o        if rated by more than one  nationally  recognized  statistical  rating  organization,  at least two rating organizations have rated it with the highest rating assigned to short-term debt securities; or
o        it is not rated,  but is determined  to be of  comparable  quality in  accordance  with  procedures  noted
     above.

These  standards  must be satisfied  at the time an  investment  is made.  If the quality of the  investment  later declines,  the Portfolio may continue to hold the investment,  subject in certain circumstances to a finding by the
Directors that disposing of the investment would not be in the Portfolio's best interest.

         Subject to the above  requirements,  the Portfolio  will invest in one or more of the types of investments described below.

         United States  Government  Obligations.  The Portfolio may invest in  obligations  of the U.S.  Government and its  agencies  and  instrumentalities  either  directly  or  through  repurchase  agreements.  U.S.  Government obligations  include:  (i) direct  obligations  issued by the United States Treasury such as Treasury bills,  notes and bonds; and (ii)  instruments  issued or guaranteed by  government-sponsored  agencies acting under authority of
Congress.  Some U.S.  Government  Obligations  are  supported  by the full faith and  credit of the U.S.  Treasury;
others  are  supported  by the  right of the  issuer to borrow  from the  Treasury;  others  are  supported  by the discretionary  authority of the U.S.  Government to purchase the agency's  obligations;  still others are supported only by the credit of the agency.  There is no assurance that the U.S.  Government will provide  financial  support to one of its agencies if it is not obligated to do so by law.

         Bank  Obligations.  The Portfolio may invest in high quality United States  dollar-denominated  negotiable certificates  of deposit,  time  deposits and bankers'  acceptances  of U.S.  and foreign  banks,  savings and loan associations  and  savings  banks  meeting  certain  total  asset  minimums.  The  Portfolio  may  also  invest  in obligations  of  international  banking  institutions  designated or supported by national  governments  to promote
economic  reconstruction,   development  or  trade  between  nations  (e.g.,  the  European  Investment  Bank,  the
Inter-American  Development  Bank, or the World Bank).  These  obligations may be supported by commitments of their member countries, and there is no assurance these commitments will be undertaken or met.

         Commercial  Paper;  Bonds.  The Portfolio may invest in high quality  commercial paper and corporate bonds issued by United States  issuers.  The Portfolio may also invest in bonds and commercial  paper of foreign  issuers if the obligation is U.S. dollar-denominated and is not subject to foreign withholding tax.

         Asset-Backed  Securities.  The  Portfolio  may invest in  asset-backed  securities  backed by credit  card receivables,  automobile  loans,  manufactured  housing loans and home equity loans in an aggregate amount of up to
10% of the  Portfolio's  net assets,  subject to the  limitations  of rule 2a-7 under in Investment  Company Act of
1940.

         Synthetic  Instruments.  As may be permitted by current laws and  regulations  and if expressly  permitted by the Directors of the Company,  the  Portfolio  may invest in certain  synthetic  instruments.  Such  instruments generally  involve the deposit of asset-backed  securities in a trust  arrangement and the issuance of certificates evidencing  interests  in the trust.  The  Sub-advisor  will  review the  structure  of  synthetic  instruments  to identify credit and liquidity risks and will monitor such risks.

         Foreign  Securities.  Foreign  investments must be denominated in U.S. dollars and may be made directly in securities of foreign issuers or in the form of American Depositary Receipts and European Depositary Receipts.

         For more  information on certain of these  investments,  see this  Prospectus  under "Certain Risk Factors and Investment Methods."

PORTFOLIO TURNOVER:

         Each  Portfolio  may sell its portfolio  securities,  regardless of the length of time that they have been held,  if the  Sub-advisor  and/or the  Investment  Manager  determines  that it would be in the  Portfolio's  best interest to do so. It may be  appropriate to buy or sell portfolio  securities  due to economic,  market,  or other factors that are not within the Sub-advisor's or Investment  Manager's  control.  Such transactions will increase a
Portfolio's  "portfolio  turnover."  A 100%  portfolio  turnover  rate would  occur if all of the  securities  in a portfolio of investments were replaced during a given period.

         Although  turnover rates may vary  substantially  from year to year, it is anticipated  that the following
Portfolios may regularly have annual rates of turnover exceeding 100%:

         AST Janus Overseas Growth Portfolio
         AST American Century International Growth Portfolio
         AST DeAM International Equity Portfolio
         AST PBHG Small-Cap Growth Portfolio
         AST DeAM Small-Cap Growth Portfolio
         AST Goldman Sachs Small-Cap Value Portfolio
         AST DeAM Small-Cap Value Portfolio
         AST Janus Mid-Cap Growth Portfolio
         AST Neuberger Berman Mid-Cap Growth Portfolio
         AST Neuberger Berman Mid-Cap Value Portfolio
         AST Alger All-Cap Growth Portfolio
         AST Alliance Growth Portfolio
         AST Marsico Capital Growth Portfolio
         AST JanCap Growth Portfolio
         AST DeAM Large-Cap Growth Portfolio
         AST DeAM Large-Cap Value Portfolio
         AST Alliance/Bernstein Growth + Value Portfolio*
         AST Cohen & Steers Realty Portfolio
         AST T. Rowe Price Global Bond Portfolio
         AST Lord Abbett Bond-Debenture Portfolio
         AST DeAM Bond Portfolio
         AST PIMCO Total Return Bond Portfolio
         AST PIMCO Limited Maturity Bond Portfolio

         A high rate of portfolio  turnover  involves  correspondingly  higher  brokerage  commission  expenses and other transaction costs, which are borne by a Portfolio and will reduce its performance.

*Portfolio turnover for the growth portion of the Portfolio may exceed 100%.

NET ASSET VALUE:

        The net asset value per share  ("NAV") of each  Portfolio is determined as of the time of the close of the
New York Stock Exchange (the "NYSE")  (which is normally 4:00 p.m.  Eastern Time) on each day that the NYSE is open for  business.  NAV is determined by dividing the value of a Portfolio's  total assets,  less any  liabilities,  by the number of total shares of that Portfolio  outstanding.  In general,  the assets of each  Portfolio  (except the
AST Money  Market  Portfolio)  are valued on the basis of market  quotations.  However,  in  certain  circumstances where market  quotations are not readily  available or are believed to be inaccurate,  assets are valued by methods that are  believed  to  accurately  reflect  their fair value.  The assets of the AST Money  Market  Portfolio  are valued by the amortized  cost method,  which is intended to  approximate  market  value.  Because NAV is calculated and purchases may be made only on business days, and because  securities  traded on foreign  exchanges may trade on other days, the value of a Portfolio's investments may change on days when shares cannot be purchased or redeemed.

PURCHASE AND REDEMPTION OF SHARES:

        Purchases of shares of the Portfolios  may be made only by separate  accounts of  Participating  Insurance
Companies  for the purpose of investing  assets  attributable  to variable  annuity  contracts  and  variable  life insurance  policies  ("contractholders"),  or by  qualified  plans.  The  separate  accounts  of the  Participating
Insurance  Companies  place orders to purchase and redeem  shares of the Trust based on,  among other  things,  the amount of premium  payments to be invested  and the amount of  surrender  and  transfer  requests to be effected on that day under the variable  annuity  contracts and variable life insurance  policies.  Orders are effected on days on which the NYSE is open for  trading.  Orders  received  before 4:00 P.M.  Eastern  time are  effected at the NAV determined  as of 4:00 P.M.  Eastern  Time on that same day.  Orders  received  after  4:00 P.M.  Eastern  Time are effected at the NAV  calculated  the next  business  day.  Payment for  redemptions  will be made within seven days after the  request is  received.  The Trust does not assess any fees,  either  when it sells or when it redeems its securities.  However,  surrender  charges,  mortality  and expense  risk fees and other  charges may be assessed by
Participating  Insurance  Companies  under the variable  annuity  contracts or variable  life  insurance  policies.
Please refer to the  prospectuses for the variable annuity  contracts and variable  insurance  policies for further information on these fees.

        As of the date of this  Prospectus,  American  Skandia Life  Assurance  Corporation  ("ASLAC")  and Kemper
Investors  Life  Insurance  Company  are the only  Participating  Insurance  Companies.  The  profit  sharing  plan covering  employees of ASLAC and its  affiliates,  which is a retirement plan qualified under Section 401(a) of the
Internal  Revenue  Code of 1986,  as amended,  also may  directly  own shares of the Trust.  Certain  conflicts  of interest may arise as a result of investment in the Trust by various  insurance  companies for the benefit of their contractholders  and by various  qualified  plans.  These  conflicts  could arise because of differences in the tax treatment  of the  various  investors,  because of  actions of the  Participating  Insurance  Companies  and/or the
qualified  plans,  or other reasons.  The Trust does not currently  expect that any material  conflicts of interest will arise.  Nevertheless,  the Trustees intend to monitor events in order to identify any material  irreconcilable conflicts  and to  determine  what  action,  if any,  should be taken in  response  to such  conflicts.  Should any conflict  arise  that  would  require  a  substantial  amount of assets to be  withdrawn  from the  Trust,  orderly portfolio management could be disrupted.

MANAGEMENT OF THE TRUST:

Investment Manager:  American Skandia Investment Services,  Incorporated  ("ASISI"),  One Corporate Drive, Shelton,
Connecticut,  acts as  Investment  Manager to the Trust.  ASISI has served as Investment  Manager  since 1992,  and currently serves as Investment  Manager to a total of 77 investment  company  portfolios  (including the Portfolios of the Trust).  ASISI is an  indirect  wholly-owned  subsidiary  of Skandia  Insurance  Company  Ltd.  ("Skandia").
Skandia  is a Swedish  company  that  owns,  directly  or  indirectly,  a number  of  insurance  companies  in many countries.  The predecessor to Skandia commenced operations in 1855.

        The Trust's Investment Management  Agreements with ASISI (the "Management  Agreements") provide that ASISI will  furnish  each  applicable  Portfolio  with  investment  advice  and  administrative  services  subject to the supervision of the Board of Trustees and in conformity  with the stated policies of the applicable  Portfolio.  The
Investment  Manager has engaged  Sub-advisors to conduct the investment  programs of each Portfolio,  including the purchase,  retention and sale of portfolio  securities.  The Investment  Manager is responsible  for monitoring the activities of the  Sub-advisors  and reporting on such  activities to the  Trustees.  The  Investment  Manager must also provide,  or obtain and supervise,  the executive,  administrative,  accounting,  custody,  transfer agent and shareholder servicing services that are deemed advisable by the Trustees.

         The Trust has obtained an  exemption  from the  Securities  and Exchange  Commission  that permits  ASISI, subject to  approval by the Board of Trustees of the Trust,  to change  sub-advisors  for a Portfolio  and to enter into new sub-advisory  agreements,  without obtaining  shareholder  approval of the changes.  This exemption (which is similar to  exemptions  granted to other  investment  companies  that are  organized in a similar  manner as the
Trust) is intended to facilitate  the efficient  supervision  and management of the  sub-advisors  by ASISI and the
Trustees.

Sub-advisors:

         Strong Capital Management, Inc.  ("Strong"), 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051,
serves as Sub-advisor for the AST Strong International Equity Portfolio.  Since 1974, Strong has been providing investment advice for individuals and institutional accounts, such as pension and profit sharing plans, as well as mutual funds, several of which are available through variable insurance products.  Strong managed assets totaling approximately $46 billion as of December 31, 2001.

         Strong uses a team approach to investment  management.  The fund managers  responsible  for the management of the AST Strong  International  Equity Portfolio are Katherine Shapiro,  CFA and Stacey Ho, CFA. Both Ms. Shapiro
and Ms. Ho have been managing the  Portfolio  since  December 2001 and have been with Strong since May 2001.  Prior to joining  Strong,  Ms.  Shapiro  was  Managing  Director  and Fund  Manager at Wells Fargo from 1992 to May 2001.
Prior to joining Strong, Ms. Ho was Managing Director and Fund Manager at Wells Fargo from 1997 to May 2001.

         Janus Capital  Management LLC ("Janus"),  100 Fillmore  Street,  Denver,  Colorado  80206-4923,  serves as
Sub-advisor  for the AST Janus  Overseas  Growth  Portfolio,  the AST Janus  Mid-Cap  Growth  Portfolio and the AST
JanCap  Growth  Portfolio.  Janus  serves  as  investment  advisor  to the  Janus  Funds,  as  well as  advisor  or sub-advisor to several other mutual funds and  individual,  corporate,  charitable and retirement  accounts.  As of
December 31, 2001, Janus managed assets worth approximately $182.5 billion.

         The portfolio  managers  responsible for management of the AST Janus Overseas  Growth  Portfolio are Helen
Young Hayes,  CFA and Brent A. Lynn,  CFA. Ms. Hayes has been managing the  Portfolio  since its  inception,  while
Mr. Lynn has been managing the Portfolio  since January  2001.  Ms. Hayes is an Executive  Vice  President of Janus
and joined Janus in 1987.  Mr. Lynn is a Vice President of Janus and joined Janus in 1991.

         The portfolio  manager  responsible  for management of the AST Janus Mid-Cap Growth  Portfolio is Jonathan
Coleman,  CFA. Mr. Coleman,  who has managed the Portfolio since May 2002, has been a Portfolio  Manager with Janus since 1997 and a research analyst since joining Janus in 1994.

         The  portfolio  manager  responsible  for  management  of the AST  JanCap  Growth  Portfolio  is  Scott W.
Schoelzel.  Mr. Schoelzel,  a Senior Portfolio  Manager at Janus who has managed the Portfolio since August,  1997, joined Janus in January, 1994 as Vice President of Investments.

         American Century  Investment  Management,  Inc.  ("American  Century"),  American Century Tower, 4500 Main
Street,  Kansas City,  Missouri 64111,  serves as Sub-advisor  for the AST American  Century  International  Growth
Portfolio,  the AST American  Century Income & Growth  Portfolio and the AST American  Century  Strategic  Balanced
Portfolio.  American  Century  has  been  providing  investment  advisory  services  to  investment  companies  and institutional  clients since 1958. As of December 31, 2001,  American  Century and its  affiliates  managed  assets totaling approximately $88.9 billion.

         American Century utilizes a team of portfolio  managers,  assistant portfolio managers and analysts acting together to manage the assets of the Portfolios.

         The  portfolio  manager  members of the  portfolio  team  responsible  for  management of the AST American
Century  International  Growth  Portfolio are Henrik  Strabo and Mark S.  Kopinski.  Henrik Strabo joined  American
Century in 1993 as an investment  analyst,  has been a portfolio  manager  member of the  international  team since
1994 and has  managed  the AST  American  Century  International  Growth  Portfolio  since its  inception.  Mark S.
Kopinski,  Vice President and Portfolio Manager for American  Century,  rejoined American Century in April 1997 and has co-managed the AST American  Century  International  Growth  Portfolio since that time. From June 1995 to March
1997, Mr. Kopinski served as Vice President and Portfolio Manager for Federated Investors, Inc.

         The portfolio  manager members of the portfolio team responsible for the day-to-day  management of the AST
American Century Income & Growth Portfolio are John Schniedwind,  Kurt Borgwardt,  Jeffrey R. Tyler, William Martin
and Vivienne Hsu. Mr.  Schniedwind  is Senior Vice President and Group Leader --  Quantitative  Equity for American
Century,  and has been with American  Century since 1982. He is a Chartered  Financial  Analyst.  Mr.  Borgwardt is
Vice President and Senior Portfolio  Manager for American  Century,  and has been with American Century since 1990.
He is a Chartered  Financial  Analyst.  Mr. Tyler,  Senior Vice President and Portfolio  Manager,  joined  American
Century in 1988. He is a Chartered  Financial  Analyst.  Mr. Martin,  Vice President and Senior Portfolio  Manager,
joined American Century in 1989. He is a Chartered  Financial Analyst.  Ms. Hsu,  Portfolio Manager,  has been with
American Century since July 1997.  She is a Chartered Financial Analyst.

         The  portfolio  manager  members  of the team  responsible  for the  day-to-day  management  of the equity portion of the AST American Century  Strategic  Balanced  Portfolio are the same as the individuals noted above who manage the AST American  Century Income & Growth  Portfolio.  The fixed income portion of the AST American  Century
Strategic  Balanced  Portfolio  is managed by a team of portfolio  managers  with  expertise in different  areas of fixed income  investing.  The portfolio  manager leader of the team  responsible  for the day-to-day  management of the fixed  income  portion of the  Portfolio is Brian  Howell.  Mr.  Howell  joined  American  Century in 1987 as a research analyst and was promoted to his current position as portfolio manager in January 1994.

         Deutsche  Asset  Management,  Inc.  ("DAMI"),  280 Park  Avenue,  New  York,  New York  10017,  serves  as
Sub-advisor to the AST DeAM International Equity Portfolio,  the AST DeAM Small-Cap Growth Portfolio,  the AST DeAM
Small-Cap Value Portfolio,  the AST DeAM Large-Cap Growth  Portfolio,  the AST DeAM Large-Cap Value Portfolio,  the
AST DeAM Global  Allocation  Portfolio  and the DeAM Bond  Portfolio.  DAMI was founded in 1838 as Morgan  Grenfell
Inc. and has provided  asset  management  services  since 1953. As of December 31, 2001, as part of Deutsche  Asset
Management group ("DeAM"), DAMI managed approximately $96.1 billion of DeAM's $548.9 billion in assets.

         Joshua Feuerman,  CFA, is the portfolio manager for the AST DeAM International  Equity Portfolio,  the AST
DeAM Small-Cap Growth  Portfolio,  the AST DeAM Small-Cap Value Portfolio,  the AST DeAM Large-Cap Growth Portfolio
and the AST DeAM Large-Cap  Value  Portfolio.  He has managed the AST DeAM Small-Cap  Growth  Portfolio  since DAMI became the  Portfolio's  sub-advisor in December 2001. He has managed the AST DeAM  Small-Cap  Value  Portfolio and the AST DeAM Large-Cap  Growth  Portfolio since each Portfolio  commenced  operations.  He has managed the AST DeAM
Large-Cap  Value  Portfolio  and the AST DeAM  International  Equity  Portfolio  since DAMI became the  Portfolio's
Sub-advisor  in May 2002.  Mr.  Feuerman  is a Managing  Director  of DAMI and has been with the firm  since  1999.
From  1989 to 1999,  Mr  Feuerman  was  employed  by State  Street  Global  Advisors  where  he  served  as head of international strategies, and earlier in product engineering and international equity research.

         David Baldt,  CFA, is a Managing  Director for DAMI and is the lead portfolio manager of the AST DeAM Bond
Portfolio  along with  Portfolio  Co-Managers  and Managing  Directors  Gary Bartlett,  CFA,  Warren Davis,  Thomas
Flaherty,  J. Christopher  Gagnier,  and Daniel Taylor,  CFA. Mr. Bartlett has been with DAMI since 1992. Mr. Davis and Mr Flaherty both joined DAMI in 1995.  Mr. Gagnier joined the firm in 1997.  Before  joining,  he was portfolio manager at Paine Webber from 1984 to 1997.  Mr.  Taylor became a portfolio  manager in 1998.  Prior to that, he was a fixed income portfolio manager and senior credit analyst at CoreStates  Investment  Advisers,  from 1992 to 1998.
Mr. Baldt and his team have managed the Portfolio since it commenced operations.

         Janet Campagna,  a Managing  Director,  has been managing the AST DeAM Global  Allocation  Portfolio since its DAMI became the  Portfolio's  Sub-advisor  in May 2002. Ms.  Campagna  joined DAMI in 1999 after 11 years as an investment  strategist  and manager of the Asset  Allocation  group at Barclays  Global  Investors and global asset allocation research director at First Quadrant Corp.

         Massachusetts  Financial  Services  Company  ("MFS"),  which is located at 500  Boylston  Street,  Boston,
Massachusetts  02116, serves as Sub-advisor for the AST MFS Global Equity Portfolio,  the AST MFS Growth Portfolio,
and the AST MFS  Growth  with  Income  Portfolio.  MFS and its  predecessor  organizations  have a history of money management  dating  from  1924.  As of  December  31,  2001,  the  net  assets  under  the  management  of the  MFS organization were approximately $138 billion.

         The portfolio  manager  responsible for the management of the AST MFS Global Equity  Portfolio is David R.
Mannheim.  Mr.  Mannheim,  a Senior Vice  President of MFS, has managed the  Portfolio  since its inception and has been employed by MFS in the investment management area since 1988.

         The portfolio  manager  responsible  for the management of the AST MFS Growth  Portfolio is Stephen Pesek.
Mr. Pesek, a Senior Vice  President of MFS, has managed the Portfolio  since its inception and has been employed by
MFS in the investment management area since 1994.

         The AST MFS Growth  with  Income  Portfolio  is  managed by a  committee  comprised  of various  portfolio managers  under the  general  supervision  of John D.  Laupheimer  and  Mitchell D.  Dynan.  Both have  managed the
Portfolio  since its inception.  Mr.  Laupheimer is a Senior Vice President of MFS, and has been employed by MFS in the  investment  management  area since  1981.  Mr.  Dynan is also a Senior  Vice  President  of MFS,  and has been employed by MFS in the investment management area since 1986.

         Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter"), 1400 Liberty Ridge Drive, Wayne, PA 19087 serves as Sub-advisor for the AST PBHG Small-Cap Growth Portfolio.  Founded in 1982, Pilgrim Baxter serves as investment advisor to the PBHG Funds, as well as advisor or sub-advisor to pension and profit-sharing plans, charitable institutions, corporations, trusts and other investment companies.  As of December 31, 2001, Pilgrim Baxter managed assets worth in excess of $12.6 billion.

         The portfolio  managers  responsible for management of the AST PBHG Small-Cap  Growth  Portfolio are James
M. Smith,  CFA and Jerome J.  Heppelmann,  CFA.  They have managed the  Portfolio  since Mr.  Smith joined  Pilgrim
Baxter  in 1993 as a  portfolio  manager  and has over 21 years of  equity  portfolio  management  experience.  Mr.
Heppelmann joined Pilgrim Baxter in 1994 and has been a member of its equity investments team since 1997.

         Federated  Investment  Counseling  ("Federated   Investment"),   Federated  Investors  Tower,  Pittsburgh,
Pennsylvania  15222-3779,  serves as  Sub-advisor  for the AST Federated  Aggressive  Growth  Portfolio and the AST
Federated High Yield  Portfolio.  Federated Global  Investment  Management Corp.  ("Federated  Global"),  175 Water
Street,  New  York,  New  York  10038-4965  serves  as  Sub-Sub-advisor  for the AST  Federated  Aggressive  Growth
Portfolio.  Federated  Investment  was  organized in 1989,  and Federated  Global was organized in 1995.  Federated
Investment,  Federated  Global  and  their  affiliates  serve as  investment  advisors  to a number  of  investment companies and private  accounts.  Total assets under management or  administration  by Federated and its affiliates as of December 31, 2001 were approximately $224 billion.

         The portfolio  managers  responsible for management of the AST Federated  Aggressive  Growth Portfolio are
Aash M. Shah,  Lawrence  Auriana and Hans P. Utsch.  Mr. Shah has managed  the  Portfolio  since its  inception  in
October 2000. Mr. Shah joined  Federated  Investment's  parent company in 1993, has been a Portfolio  Manager since
1995,  and has been a Vice  President of the parent  company since  January  1997.  Mr. Shah served as an Assistant
Vice  President of the parent  company from 1995 through  1996.  Mr.  Auriana has managed the  portfolio  since May
2002.  He and Mr.  Utsch are  Co-Heads of  Federated  Global's  Investment  Area.  They joined  Federated  Global's parent  company in April 2001.  Mr.  Auriana was the  portfolio  manager of The Kaufmann  Fund,  from 1985 to 2001.
From 1984 to 2001,  he was the  President  and Treasurer of Edgemont  Asset  Management  Corp.,  the adviser to The
Kaufmann  Fund.  Mr.Auriana  has been  engaged in the  securities  business  since 1965.  Mr. Utsch has managed the portfolio  since May 2002.  Mr. Utsch was the  portfolio  manager of The  Kaufmann  Fund,  from 1985 to 2001.  From
1984 to 2001,  he was Chairman of the Board and Secretary of Edgemont  Asset  Management  Corp.  Mr. Utsch has been engaged in the securities business since 1962.

         The  portfolio  managers  responsible  for the  day-to-day  management  of the AST  Federated  High  Yield
Portfolio  are Mark E.  Durbiano  and  Nathan H.  Kehm.  Mr.  Durbiano,  who has  managed  the  Portfolio  since it commenced  operations in 1994,  joined  Federated  Investment's  parent  company in 1982 and has been a Senior Vice
President of an affiliate of Federated  Investment  since  January  1996.  Mr. Kehm,  who has managed the Portfolio since  December  2001,  joined  Federated in December 1997 as an Investment  Analyst.  He was promoted to Assistant
Vice  President  and Senior  Investment  Analyst in January 1999 and to Vice  President in January  2001.  Mr. Kehm
served as a Relationship  Manager  structuring  financing  transactions  with Mellon Bank, N.A. from August 1993 to
December 1997.

         Goldman Sachs Asset Management  ("Goldman  Sachs"),  a unit of Investment  Management  Division ("IMD") of
Goldman,  Sachs & Co., 32 Old Slip,  New York,  New York 10005,  serves as  Sub-advisor  for the AST Goldman  Sachs
Small-Cap Value Portfolio  (formerly,  the AST Lord Abbett Small Cap Value  Portfolio).  Goldman Sachs,  along with other units of IMD, managed approximately $329.6 billion in assets as of December 31, 2001.

         The portfolio  managers  responsible for management of the AST Goldman Sachs Small-Cap Value Portfolio are
Eileen Rominger,  Chip Otness and Lisa Parisi.  Ms.  Rominger,  Managing  Director,  joined Goldman Sachs as senior portfolio  manager and Chief  Investment  Officer of the Value Equity team in 1999.  From 1981 to 1999,  she worked at Oppenheimer  Capital,  most recently as portfolio manager.  Mr. Otness, Vice President,  joined Goldman Sachs as a senior  portfolio  manager in 2000.  From 1998 to 2000, he headed  Dolphin Asset  Management.  From 1970 to 1998,
Mr. Otness worked at J.P. Morgan,  most recently as a managing  director and senior portfolio  manager  responsible for small-cap  institutional  equity investments.  Ms. Parisi, Vice President,  joined Goldman Sachs as a portfolio manager in August 2001.  From December 2000 to August 2001, she was a portfolio manager at John A. Levin & Co.

         GAMCO Investors,  Inc.,  ("GAMCO") with principal offices located at One Corporate  Center,  Rye, New York
10580-1434,  serves as Sub-advisor to the AST Gabelli  Small-Cap Growth Portfolio and the AST Gabelli All-Cap Value
Portfolio.  GAMCO  managed  approximately  $24.8  billion in assets as of December  31, 2001 and is a wholly  owned subsidiary of Gabelli Asset Management Inc.

         Mario J.  Gabelli,  CFA,  is  primarily  responsible  for the  day-to-day  management  of the AST  Gabelli
Small-Cap  Value  Portfolio and the AST Gabelli  All-Cap Value  Portfolio.  Mr. Gabelli has managed the AST Gabelli
Small-Cap Value  Portfolio  since GAMCO became the Portfolio's  Sub-advisor and has managed the AST Gabelli All-Cap
Value Portfolio  since its inception.  Mr. Gabelli has been Chief Executive  Officer and Chief  Investment  Officer of GAMCO and its predecessor since the predecessor's inception in 1978.

         Fred  Alger  Management,  Inc.  ("Alger"),  30  Montgomery  Street,  Jersey  City,  NJ  07302,  serves  as
Sub-advisor  for the AST Alger All-Cap Growth  Portfolio.  Alger has been an investment  advisor since 1964, and as of December 31, 2001 managed mutual fund and other assets totaling approximately $13.6 billion.

         Fred  M.  Alger,  III is  the  key  strategist  for  the  Portfolio,  overseeing  the  investments  of the
Portfolio.  Mr. Alger,  who founded  Alger,  has served as Chairman of the Board since 1964,  and co-managed all of
Alger's  portfolios  prior to 1995. David Hyun is the individual  responsible for the day-to-day  management of the
Portfolio  and has  served in that  capacity  since  September  2001.  Mr.  Hyun has been  employed  by Alger as an
Executive  Vice President  since  September  2001,  prior to which he was employed by Alger as an analyst from 1991 until 1997, as a Senior Vice  President and portfolio  manager from 1997 until June 2000,  and a portfolio  manager at Oppenheimer Funds from June 2000 until September 2001.

         Due to the impact on Alger as a result of the World  Trade  Center  destruction  on  September  11,  2001,
Massachusetts  Financial  Services Company acted as interim  Sub-Sub-advisor  in conjunction with Alger for the AST
Alger All-Cap  Growth  Portfolio  from September 17, 2001 through  December 9, 2001.  Effective  December 10, 2001,
Alger resumed the role as the sole Sub-advisor for the Portfolio.

         Neuberger  Berman  Management  Inc. ("NB  Management"),  605 Third Avenue,  New York, NY 10158,  serves as
Sub-advisor  for the AST Neuberger  Berman  Mid-Cap  Growth  Portfolio and the AST Neuberger  Berman  Mid-Cap Value
Portfolio.  NB  Management  and its  predecessor  firms have  specialized  in the  management of mutual funds since
1950.  Neuberger  Berman,  LLC, an affiliate of NB Management,  acts as a principal broker in the purchase and sale of portfolio  securities  for the Portfolios for which it serves as  Sub-advisor,  and provides NB Management  with certain  assistance  in the  management  of the  Portfolios  without  added  cost to the  Portfolios  or ASISI.  NB
Management and its affiliates  manage  securities  accounts,  including mutual funds,  that had  approximately  $59 billion of assets as of December 31, 2001.

         Jennifer K. Silver and Brooke A. Cobb have been primarily  responsible  for the  day-to-day  management of the AST Neuberger  Berman Mid-Cap Growth  Portfolio since NB Management  became the Portfolio's  Sub-advisor in May
1998.  Ms.  Silver is Director of the Neuberger  Berman  Growth  Equity  Group,  and both she and Mr. Cobb are Vice
Presidents  of NB  Management.  They are also both  Managing  Directors  of Neuberger  Berman.  Prior to joining NB
Management  in 1997,  Ms.  Silver was a portfolio  manager for several  large mutual  funds  managed by a prominent investment  adviser.  Prior to joining NB Management,  Mr. Cobb was the chief investment  officer for an investment advisory firm managing individual accounts from 1995 to 1997.

         The portfolio  manager  responsible  for the  day-to-day  management of the AST Neuberger  Berman  Mid-Cap
Value Portfolio is Robert I. Gendelman.  Mr.  Gendelman has been managing the Portfolio since NB Management  became the  Portfolio's  Sub-advisor  in May 1998.  Mr.  Gendelman  has been with NB  Management  since 1994,  where he is currently a Vice President and a Managing Director.

         T. Rowe Price  Associates,  Inc. ("T. Rowe Price"),  100 East Pratt  Street,  Baltimore,  Maryland  21202,
serves as  Sub-advisor  for the AST T. Rowe Price  Natural  Resources  Portfolio  and the AST T. Rowe  Price  Asset
Allocation  Portfolio.  T. Rowe Price was founded in 1937 by the late Thomas  Rowe  Price,  Jr. As of December  31,
2001, the firm and its affiliates managed  approximately  $156.5 billion for approximately eight million individual and institutional accounts.

         T. Rowe Price manages each Portfolio  through an Investment  Advisory  Committee.  The Committee  Chairman
has day-to-day  responsibility  for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program.

         The  Investment  Advisory  Committee  Chairman for the AST T. Rowe Price  Natural  Resources  Portfolio is
Charles M. Ober.  Mr. Ober joined T. Rowe Price in 1980,  is a Vice  President  of T. Rowe Price and an  Investment
Analyst  specializing in the area of energy and has been Chairman of the Portfolio's  Investment Advisory Committee
since May 2001.

         The  Investment  Advisory  Committee  Chairman  for the AST T. Rowe Price Asset  Allocation  Portfolio  is
Edmund M. Notzon.  Mr. Notzon joined T. Rowe Price in 1989, has been managing  investments  since 1991 and has been
Chairman of the Portfolio's Investment Advisory Committee since the Portfolio's inception.

         Alliance Capital Management,  L.P.  ("Alliance"),  1345 Avenue of the Americas, New York, NY 10105, serves as  Sub-advisor  for the AST Alliance  Growth  Portfolio and AST Alliance  Growth and Income  Portfolio and for the
portion of the AST  Alliance/Bernstein  Growth + Value Portfolio  invested in growth stocks.  Alliance is a leading global investment  adviser  supervising client accounts with assets as of December 31, 2001 totaling more than $455 billion.

         Alfred  Harrison and James G. Reilly have been the  individuals  primarily  responsible for the management of the AST Alliance Growth  Portfolio  since Alliance became the Portfolio's  Sub-advisor in May 2000. Mr. Harrison is Vice Chairman of Alliance Capital Management  Corporation  ("ACMC"),  the sole general partner of Alliance,  and has been  associated  with  Alliance  since 1978.  Mr.  Reilly is  Executive  Vice  President  of ACMC and has been associated with Alliance since 1984.

         Paul Rissman and Frank  Caruso have been  primarily  responsible  for the  management  of the AST Alliance
Growth and Income  Portfolio since Alliance  became the  Portfolio's  Sub-advisor in May 2000. Mr. Rissman has been
Senior  Vice  President  of ACMC since 1994 and has been  associated  with  Alliance  since 1989.  Mr.  Caruso is a
Senior Vice President of ACMC and has been associated with Alliance since 1994.

         Day to day  investment  decisions  for the growth  portion  of the AST  Alliance/Bernstein  Growth  +Value
Portfolio  have  been  made by Alfred  Harrison,  Stephanie  Simon and Dan  Nordby  since the  Portfolio  commenced operations.  Mr. Harrison is Vice Chairman of ACMC, the sole general  partner of Alliance,  and has been associated with Alliance  since 1978.  Ms. Simon is Senior Vice  President and Large Cap Portfolio  Manager and joined ACMC in
1998 after  serving as Chief  Investment  Officer for Sargent  Management  Company  from 1996 to 1998.  Mr.  Norby,
Senior Vice President, has been with Alliance since 1996.

         Marsico Capital  Management,  LLC ("Marsico  Capital"),  1200 17th Street,  Suite 1300,  Denver, CO 80202,
serves as  Sub-advisor  for the AST  Marsico  Capital  Growth  Portfolio.  Thomas F.  Marsico,  Chairman  and Chief
Executive  Officer of Marsico  Capital,  has had primary  responsibility  for management of the Portfolio since its inception.  Prior to forming  Marsico  Capital in September,  1997,  Mr. Marsico served as Executive Vice President and Portfolio  Manager at Janus Capital  Management LLC ("Janus").  Mr. Marsico joined Janus in March,  1986. As of
December 31, 2001, Marsico Capital managed approximately $12 billion in assets.

         Cohen & Steers Capital  Management,  Inc. ("Cohen & Steers"),  757 Third Avenue, New York, New York 10017,
acts as the Sub-advisor  for the AST Cohen & Steers Realty  Portfolio.  Cohen & Steers is the leading U.S.  manager of  portfolios  dedicated to  investments  in real estate  investment  trusts  ("REITS").  As of December 31, 2001,
Cohen & Steers managed approximately $5.7 billion in assets.

         Robert H.  Steers,  Chairman,  and Martin  Cohen,  President  formed  Cohen & Steers in 1986 and have been responsible for the day-to-day management of the AST Cohen & Steers Realty Portfolio since its inception.

         Sanford C.  Bernstein & Co., LLC  ("Bernstein"),  767 Fifth Avenue,  New York,  New York 10153,  serves as
Sub-advisor  for the AST Sanford  Bernstein  Core Value  Portfolio,  the AST Sanford  Bernstein  Managed  Index 500
Portfolio  and for the portion of the AST  Alliance/Bernstein  Growth + Value  Portfolio  invested in value stocks.
Bernstein is an indirect wholly-owned  subsidiary of Alliance Capital Management,  L.P. ("Alliance") and management of the  Portfolios  are  conducted  by  Bernstein  with  the  investment  management  assistance  of the  Bernstein
Investment  Research and  Management  unit (the  "Bernstein  Unit") of Alliance.  The  Bernstein  Unit services the former  investment  research and management  business of Sanford C. Bernstein & Co., Inc., a registered  investment advisor and broker/dealer  acquired by Alliance in October 2000 that managed  value-oriented  investment portfolios since 1967.

         Day-to-day  investment management decisions for the value portion of the AST  Alliance/Bernstein  Growth +
Value  Portfolio and the AST Sanford  Bernstein  Core Value  Portfolio will be made by Lewis A. Sanders and Marilyn
Goldstein  Fedak.  Mr.  Sanders is the  Chairman  and a Director of Bernstein  since  September  2000 and is a Vice
Chairman,  Chief Investment Officer and a Director of Alliance Capital  Management  Corporation since October 2000.
Mr.  Sanders  previously  served as Chairman of the Board of Directors  and Chief  Executive  Officer of Sanford C.
Bernstein & Co., Inc.  since 1993. Ms. Fedak has been an Executive  Vice  President and Chief  Investment  Officer-
U.S. Value Equities of Alliance since October 2000 and prior to that Chief  Investment  Officer and Chairman of the
U.S. Equity Investment Policy Group at Sanford C. Bernstein & Co, Inc. since 1993.

         Day-to-day  investment  management  decisions  for the AST Sanford  Bernstein  Managed Index 500 Portfolio
will be made by  Bernstein's  Investment  Policy  Group  for  Structured  Equities,  which  is  chaired  by  Steven
Pisarkiewicz.  Mr.  Pisarkiewicz  joined  Bernstein  in 1989 and assumed his current  position as Chief  Investment
Officer for Structured  Equity Services in 1998. Mr.  Pisarkiewicz  and the Investment  Policy Group for Structured
Equities have managed the Portfolio since Bernstein became the Portfolio's Sub-advisor in May, 2000.

         INVESCO Funds Group,  Inc.  ("INVESCO"),  4350 South Monaco  Street,  Denver,  Colorado  80237,  serves as
Sub-advisor  for the AST INVESCO  Equity  Income  Portfolio.  INVESCO was  established  in 1932.  AMVESCAP PLC, the parent of INVESCO,  is one of the largest  independent  investment  management  businesses in the world and managed approximately $397.9 billion of assets as of December 31, 2001.

         The  portfolio  managers  responsible  for the  day-to-day  management  of the AST INVESCO  Equity  Income
Portfolio are Charles P. Mayer,  Portfolio Co-Manager,  and Robert (Bob) Hickey,  Portfolio  Co-Manager.  Mr. Mayer
has served as Co-Manager of the Portfolio  since April,  1993.  Mr. Mayer began his  investment  career in 1969 and is now a director  and a senior  vice  president  of INVESCO.  Mr.  Hickey,  who  recently  joined  INVESCO as vice president,  had been the director of corporate  bonds for Van Kampen  Investments  and had been affiliated with Van
Kampen since 1988.

         T. Rowe Price International,  Inc. ("T. Rowe International"),  100 East Pratt Street, Baltimore,  Maryland
21202,  serves as  Sub-advisor  for the AST T. Rowe  Price  Global  Bond  Portfolio.  T.  Rowe  International  is a
wholly-owned  subsidiary  of T. Rowe Price and the  successor of Rowe  Price-Fleming  International,  Inc., a joint venture in which T. Rowe Price was a  participant  that was founded in 1979.  T. Rowe  International  is one of the world's largest  international  mutual fund asset managers with approximately  $24.4 billion under management as of
December 31, 2001 in its offices in Baltimore, London, Tokyo, Hong Kong, Singapore, Buenos Aires and Paris.

         The  Portfolio  has an  investment  advisory  group that has  day-to-day  responsibility  for managing the
Portfolio  and  developing  and  executing the  Portfolio's  investment  program.  The advisory  group  consists of
Christopher  Rothery,  William T. Reynolds,  Daniel O. Shackelford,  Ian Kelson,  Greg Fisher and Michael Conelius.
Mr.  Rothery  joined  T.  Rowe  International  in 1994  and has 13  years  of  experience  managing  multi-currency fixed-income  portfolios.  Mr. T.  Reynolds,  CFA,  CIC, is Director of T. Rowe Price's  Fixed Income  Division and
joined  the firm in  1981.  Mr.  O.  Shackelford,  CFA  joined  T.  Rowe  Price  in 1999;  prior to that he was the
Principal  and  Head  of  Fixed  Income  for  Investment  Counselors  of  Maryland.   Mr.  Kelson  joined  T.  Rowe
International   in  November   2000.   From  1985  to  2000,  Mr.  Kelson  was  head  of  Fixed  Income  at  Morgan
Grenfell/Deutsche  Asset  Management  ("Morgan  Grenfell") where he was responsible for $50 billion in global fixed income assets.  Mr. Fisher joined T. Rowe  International  in November 2000.  From 1989 to 2000 Mr. Fisher was Chief
Investment Officer for Morgan Grenfell.  Mr. Conelius joined T. Rowe International in 1995.

         Lord,  Abbett & Co.  ("Lord  Abbett"),  90  Hudson  Street,  Jersey  City,  New  Jersey  07302,  serves as
Sub-advisor  for the AST Lord Abbett  Bond-Debenture  Portfolio.  Lord Abbett has been an investment  manager since
1929.  As of  December  31,  2001,  Lord  Abbett  managed  over $43  billion in a family of mutual  funds and other advisory accounts.

         Christopher  J.  Towle,  Partner  of Lord  Abbett,  heads  the  management  team for the AST  Lord  Abbett
Bond-Debenture  Portfolio,  the other senior members of which include Richard Szaro,  Michael  Goldstein and Thomas
Baade,  and all have  managed  the  Portfolio  since its  inception.  Mr.  Towle and Mr.  Szaro have been with Lord
Abbett  since 1988 and 1983,  respectively.  Mr.  Goldstein  has been with Lord Abbett since 1997.  Before  joining
Lord Abbett,  Mr.  Goldstein  was a bond trader for Credit  Suisse BEA  Associates  from August 1992 through  April
1997.  Mr.  Baade joined Lord Abbett in 1998 and was a credit  analyst with  Greenwich  Street  Advisors  from 1990 until 1998.

         Pacific  Investment  Management Company LLC ("PIMCO") serves as Sub-advisor for the AST PIMCO Total Return
Bond  Portfolio and the AST PIMCO Limited  Maturity Bond  Portfolio.  PIMCO,  located at 840 Newport  Center Drive,
Suite 300,  Newport Beach,  California  92660 is an investment  counseling  firm founded in 1971 As of December 31,
2001, had approximately $241 billion of assets under management.

         William H. Gross,  Managing  Director,  Chief Investment  Officer and founding partner of PIMCO has, since the inception of each portfolio,  led a portfolio  management team responsible for developing and implementing each portfolio's investment strategy.

         Wells  Capital  Management,  Inc.  ("Wells"),  525  Market  Street,  San  Francisco,  CA 94105  serves  as
Sub-advisor  for the AST Money Market  Portfolio.  Wells is a  wholly-owned  subsidiary of Wells Fargo & Co., which was founded in 1852 and, as of December 31, 2001, had approximately $106 billion in assets under management.

      The  co-portfolio  managers  responsible  for  management  of the AST  Money  Market  Portfolio  are David D.
Sylvester  and Laurie R. White.  Mr.  Sylvester,  Executive  Vice  President of Wells Capital and Head of Liquidity
Investments,  has over 25 years of  investment  experience  and has been  with  the firm  since  1979.  Ms.  White,
Executive Vice President of Wells  Capital,  has over 15 years of investment  experience and has been with the firm since  1991.  Mr.  Sylvester  and Ms.  White  have  managed  the  Portfolio  since  Wells  became  the  Portfolio's
Sub-advisor in September 2001.

Fees and Expenses:

         Investment  Management  Fees.  ASISI  receives a fee,  payable  each  month,  for the  performance  of its services.  ASISI pays each  Sub-advisor a portion of such fee for the performance of the  Sub-advisory  services at no additional  cost to any  Portfolio.  The Investment  Management  fee for each Portfolio will differ,  reflecting the differing  objectives,  policies and restrictions of each Portfolio.  Each Portfolio's fee is accrued daily for the purposes of determining  the sale and redemption  price of the Portfolio's  shares.  The fees paid to ASISI for the fiscal year ended  December  31, 2001 by each  Portfolio  that was in  operation  for that entire  fiscal year, stated as a percentage of the Portfolio's average daily net assets, were as follows:

Portfolio:                                                                               Annual Rate:
----------                                                                               ------------

AST DeAM International Equity Portfolio:                                                     1.00%
AST Strong International Equity Portfolio:                                                   0.87%
AST Janus Overseas Growth Portfolio:                                                         1.00%
AST American Century International Growth Portfolio:                                         1.00%
AST MFS Global Equity Portfolio                                                              1.00%
AST PBHG Small-Cap Growth Portfolio:                                                         0.90%
AST DeAM Small-Cap Growth Portfolio:                                                         0.95%
AST Federated Aggressive Growth Portfolio                                                    0.95%
AST Goldman Sachs Small-Cap Value Portfolio:                                                 0.95%
AST Gabelli Small-Cap Value Portfolio:                                                       0.90%
AST Janus Mid-Cap Portfolio                                                                  1.00%
AST Neuberger Berman Mid-Cap Growth Portfolio:                                               0.90%
AST Neuberger Berman Mid-Cap Value Portfolio:                                                0.90%
AST Gabelli All-Cap Value Portfolio                                                          0.95%
AST Alger All-Cap Growth Portfolio:                                                          0.95%
AST T. Rowe Price Natural Resources Portfolio:                                               0.90%
AST Alliance Growth Portfolio:                                                               0.90%
AST MFS Growth Portfolio                                                                     0.90%
AST Marsico Capital Growth Portfolio:                                                        0.89%
AST JanCap Growth Portfolio:                                                                 0.87%
AST DeAM Large-Cap Value Portfolio:                                                          1.00%
AST Cohen & Steers Realty Portfolio:                                                         1.00%
AST Sanford Bernstein Managed Index 500 Portfolio:                                           0.60%
AST American Century Income & Growth Portfolio:                                              0.75%
AST Alliance Growth and Income Portfolio:                                                    0.80%
AST MFS Growth with Income Portfolio                                                         0.90%
AST INVESCO Equity Income Portfolio:                                                         0.74%
AST DeAM Global Allocation Portfolio:                                                        0.73%
AST American Century Strategic Balanced Portfolio:                                           0.85%
AST T. Rowe Price Asset Allocation Portfolio:                                                0.85%
AST T. Rowe Price Global Bond Portfolio:                                                     0.80%
AST Federated High Yield Portfolio:                                                          0.75%
AST Lord Abbett Bond-Debenture Portfolio                                                     0.80%
AST DeAM Bond Portfolio                                                                      0.85%
AST PIMCO Total Return Bond Portfolio:                                                       0.65%
AST PIMCO Limited Maturity Bond Portfolio:                                                   0.63%
AST Money Market Portfolio:                                                                  0.45%

         The  investment  management  fee  rate  for  the AST  DeAM  Small-Cap  Value  Portfolio,  which  commenced operations  during  2002,  is an annual  rate of 0.95% of the  average  daily  net  assets  of the  Portfolio.  The investment  management fee rate for the AST DeAM Large-Cap  Growth  Portfolio,  which commenced  operations  during
2002, is an annual rate of 0.85% of the average daily net assets of the Portfolio.  The  investment  management fee rate for the AST DeAM Bond  Portfolio,  which commenced  operations  during 2002, is an annual rate of 0.85% of the average  daily net assets of the  Portfolio.  The  investment  management  fee rate for the AST  Alliance/Bernstein
Growth + Value Portfolio,  which commenced  operations during 2001, is an annual rate of 0.90% of the average daily net  assets  of the  Portfolio.  The  investment  management  fee rate for the AST  Sanford  Bernstein  Core  Value
Portfolio,  which commenced  operations  during 2001, is an annual rate of 0.75% of the average daily net assets of the Portfolio.

         For more information about investment  management fees,  including voluntary fee waivers and the fee rates applicable  at various  asset  levels,  and the fees payable by ASISI to each of the  Sub-advisors,  please see the
Trust's SAI under "Investment Advisory and Other Services."

         Other  Expenses.  In  addition  to  Investment  Management  fees,  each  Portfolio  pays  other  expenses, including  costs incurred in connection  with the  maintenance of its  securities law  registrations,  printing and mailing  prospectuses  and  statements of additional  information  to  shareholders,  certain  office and financial accounting  services,  taxes or  governmental  fees,  brokerage  commissions,  custodial,  transfer and shareholder servicing  agent  costs,  expenses of outside  counsel and  independent  accountants,  preparation  of  shareholder reports  and  expenses  of  trustee  and  shareholder  meetings.  The  Trust may also pay  Participating  Insurance
Companies for printing and delivery of certain documents  (including  prospectuses,  semi-annual and annual reports and any proxy  materials)  to holders of variable  annuity  contracts and variable life  insurance  policies  whose assets are invested in the Trust.  Expenses not directly  attributable to any specific  Portfolio or Portfolios are allocated on the basis of the net assets of the Portfolios.

         Distribution  Plan. The Trust has adopted a Distribution Plan (the  "Distribution  Plan") under Rule 12b-1 under the Investment  Company Act of 1940 to permit  American  Skandia  Marketing,  Inc.  ("ASM"),  an affiliate of
ASISI,  to  receive  brokerage  commissions  in  connection  with  purchases  and sales of  securities  held by the
Portfolios,  and to use these  commissions to promote the sale of shares of the Portfolios.  Under the Distribution
Plan,  transactions  for the purchase and sale of securities for a Portfolio may be directed to certain brokers for execution  ("clearing  brokers")  who  have  agreed  to pay part of the  brokerage  commissions  received  on these transactions  to ASM for  "introducing"  transactions to the clearing  broker.  In turn, ASM will use the brokerage commissions received as an introducing broker to pay various  distribution-related  expenses,  such as advertising, printing of sales  materials,  and  payments to dealers.  No Portfolio  will pay any new fees or charges  resulting from the  Distribution  Plan, nor is it expected that the brokerage  commissions  paid by a Portfolio will increase as the result of implementation of the Distribution Plan.

TAX MATTERS:

         Each  Portfolio  intends  to  distribute  substantially  all its net  investment  income.  Dividends  from investment  income are  expected  to be  declared  and  distributed  annually  (except in the case of the AST Money
Market  Portfolio,  where  dividends will be declared  daily and paid monthly),  although the Trustees of the Trust may decide to declare  dividends at other  intervals.  Similarly,  any net realized  long- and  short-term  capital gains of each  Portfolio will be declared and  distributed  at least  annually  either during or after the close of the Portfolio's  fiscal year.  Distributions  will be made to the various  separate  accounts of the  Participating
Insurance  Companies  and  to  qualified  plans  (not  to  holders  of  variable  insurance  contracts  or to  plan participants)  in the form of additional  shares (not in cash).  The result is that the  investment  performance of the  Portfolios,  either in the form of dividends or capital gains,  will be reflected in the value of the variable contracts or the qualified plans.

         Holders  of  variable  annuity   contracts  or  variable  life  insurance   policies  should  consult  the
prospectuses of their  respective  contracts or policies for information on the federal income tax  consequences to such holders,  and plan  participants  should consult any applicable  plan documents for information on the federal income  tax  consequences  to  such  participants.  In  addition,  variable  contract  owners  and  qualified  plan participants  may wish to consult  with their own tax advisors as to the tax  consequences  of  investments  in the
Trust, including the application of state and local taxes.

FINANCIAL HIGHLIGHTS:
The financial  highlights  table is intended to help you understand the Portfolios'  financial  performance for the past five years (or,  for  Portfolios  that have not been in  operation  for five years,  since their  inceptions).
Certain  information  reflects  financial  results for a single  Portfolio  share.  The total  returns in the table represent  the rate that an investor  would have earned or lost in a Portfolio.  The  information  has been audited by Deloitte & Touche LLP, the Trust's  independent  auditors.  The report of the independent  auditors,  along with the  Portfolios'  financial  statements,  are included in the annual reports of the separate  accounts  funding the variable annuity  contracts and variable life insurance  policies,  which are available without charge upon request to the Trust at One Corporate Drive, Shelton, Connecticut or by calling (800) 752-6342.

                                                  INCREASE (DECREASE) FROM
                                                           INVESTMENT OPERATIONS                            LESS DISTRIBUTIONS
                                            ----------------------------------------------------------------------------------------
                                   NET ASSET     NET                                                                          NET ASSET
                                   VALUE      INVESTMENT  NET REALIZED  TOTAL FROM   FROM NET   FROM NET                      VALUE
                       PERIOD      BEGINNING    INCOME    & UNREALIZED  INVESTMENT  INVESTMENT  REALIZED      TOTAL           END
PORTFOLIO              ENDED       OF PERIOD    (LOSS)     GAIN (LOSS   OPERATIONS   INCOME      GAINS     DISTRIBUTIONS      OF PERIOD
---------              -----       ---------    ------     -----------  ----------   ------      -----     -------------      ---------
AST Strong             12/31/01   $  22.03  $    0.08    $   (4.75)   $   (4.67)   $   (0.03) $   (2.26)    $   (2.29)     $  15.07
International Equity** 12/31/00      34.23       0.22        (8.09)       (7.87)       (0.07)     (4.26)        (4.33)        22.03
                       12/31/99      22.67       0.05        13.36        13.41        --         (1.85)        (1.85)        34.23
                       12/31/98      21.29       0.20         3.81         4.01        (0.67)     (1.96)        (2.63)        22.67
                       12/31/97      19.22       0.36         2.96         3.32        (0.30)     (0.95)        (1.25)        21.29

AST Alliance           12/31/01   $  21.38  $    0.12    $   (0.15)   $   (0.03)   $   (0.19) $   (2.46)    $   (2.65)     $  18.70
Growth and Income***   12/31/00      23.50       0.19         0.57         0.76        (0.23)     (2.65)        (2.88)        21.38
                       12/31/99      21.68       0.23         3.04         3.27        (0.25)     (1.20)        (1.45)        23.50
                       12/31/98      20.53       0.25         2.23         2.48        (0.25)     (1.08)        (1.33)        21.68
                       12/31/97      17.17       0.24         3.76         4.00        (0.23)     (0.41)        (0.64)        20.53

AST JanCap Growth      12/31/01   $  35.08  $    0.13     $ (11.24)   $  (11.11)   $   --     $   --        $   --         $  23.97
                       12/31/00      55.21      (0.06)      (15.55)      (15.61)       (0.07)     (4.45)        (4.52)        35.08
                       12/31/99      37.00       0.05        19.65        19.70        --         (1.49)        (1.49)        55.21
                       12/31/98      23.15       0.04        15.10        15.14        (0.08)     (1.21)        (1.29)        37.00
                       12/31/97      18.79       0.06         5.16         5.22        (0.05)     (0.81)        (0.86)        23.15

AST Money Market+      12/31/01  $    1.00  $    0.04    $   --       $    0.04    $   (0.04) $   --        $   (0.04)    $    1.00
                       12/31/00       1.00       0.06        --            0.06         0.06)     --            (0.06)         1.00
                       12/31/99       1.00       0.04        --            0.04        (0.04)     --            (0.04)         1.00
                       12/31/98       1.00       0.05        --            0.05        (0.05)     --            (0.05)         1.00
                       12/31/97       1.00       0.05        --            0.05        (0.05)     --            (0.05)         1.00

AST Neuberger Berman   12/31/01   $  16.85  $    0.08    $   (0.60)    $  (0.52)   $   (0.02) $   (0.90)    $   (0.92)     $  15.41
Mid-Cap Value++        12/31/00      13.32       0.02         3.60         3.62        (0.04)     (0.05)        (0.09)        16.85
                       12/31/99      13.16       0.10         0.60         0.70        (0.24)     (0.30)        (0.54)        13.32
                       12/31/98      15.15       0.21        (0.52)       (0.31)       (0.36)     (1.32)        (1.68)        13.16
                       12/31/97      12.83       0.32         2.87         3.19        (0.36)     (0.51)        (0.87)        15.15

AST DeAM Global        12/31/01   $  13.30  $    0.34    $   (1.87)   $   (1.53)   $   (0.31)  $   -        $   (0.31)     $  11.46
Allocation+++          12/31/00      15.24       0.34        (0.89)       (0.55)       (0.32)     (1.07)        (1.39)        13.30
                       12/31/99      14.13       0.32         2.30         2.62        (0.35)     (1.16)        (1.51)        15.24
                       12/31/98      13.64       0.34         1.31         1.65        (0.35)     (0.81)        (1.16)        14.13
                       12/31/97      13.19       0.33         1.85         2.18        (0.31)     (1.42)        (1.73)        13.64

-------------------------------------------------------------------------------------------------------------------
* For 1999 and 2000, includes commissions received by American Skandia Marketing, Inc. under the Trust's
Distribution Plan, as described in this Prospectus under "Management of the Trust - Distribution Plan".
** From May 4, 1999 to December 10, 2001, A I M Capital  Management,  Inc.  served as Sub-advisor to the AST Strong
International  Equity Portfolio (formerly,  the AST AIM International  Equity Portfolio).  From October 15, 1996 to
May 4, 1999,  Putnam  Investment  Management,  Inc.  served as Sub-advisor  to the Portfolio.  Prior to October 15,
1996,  Seligman Henderson Co. served as Sub-advisor to the Portfolio.  Strong Capital  Management,  Inc. has served as Sub-advisor to the Portfolio since December 10, 2001.
***Prior to May 1, 2000,  Lord,  Abbett & Co. served as Sub-advisor to the AST Alliance Growth and Income Portfolio
(formerly,  the AST Lord Abbett  Growth and Income  Portfolio).  Alliance  Capital  Management  L.P.  has served as
Sub-advisor to the Portfolio since May 1, 2000.
+Prior to September 22, 2001, J.P. Morgan Investment Management Inc. served as Sub-advisor to the Portfolio.
Wells Capital Management, Incorporated has served as Sub-advisor to the Portfolio since September 22, 2001.
++Prior to May 1, 1998, Federated  Investment  Counseling served as Sub-advisor to the AST Neuberger Berman Mid-Cap
Value Portfolio (formerly,  the Federated Utility Income Portfolio).  Neuberger Berman Management,  Inc. has served as Sub-advisor to the Portfolio since May 1, 1998.
+++From May 4, 1999 to May 1, 2002, A I M Capital  Management,  Inc.  served as  Sub-advisor to the AST DeAM Global
Allocation  Portfolio  (formerly,  the AST AIM Balanced  Portfolio).  From October 15, 1996 to May 4, 1999,  Putnam
Investment  Management,  Inc.  served  as  Sub-advisor  to the  Portfolio.  Prior  to  October  15,  1996,  Phoenix
Investment  Counsel,  Inc. served as Sub-advisor to the Portfolio.  Deutsche Asset  Management,  Inc. has served as
Sub-advisor to the Portfolio since May 1, 2002.

                                                                            RATIOS OF EXPENSES
               SUPPLEMENTAL DATA                                           TO AVERAGE NET ASSETS*
    --------------------------------------------                   ----------------------------------
                                                                  AFTER ADVISORY       BEFORE ADVISORY         RATIO OF NET
                NET ASSETS AT            PORTFOLIO                 FEE WAIVER           FEE WAIVER             INVESTMENT INCOME
TOTAL           END OF PERIOD            TURNOVER                  AND EXPENSE          AND EXPENSE            (LOSS) TO AVERAGE
RETURN            (IN 000'S)               RATE                  REIMBURSEMENT         REIMBURSEMENT             NET ASSETS
------            ----------               ----                  -------------         -------------             ----------
(22.75%)       $   444,271                  162%                       1.09%                 1.14%                    0.45%
(26.53%)           637,131                   86%                       1.16%                 1.16%                    0.63%
  64.13%           770,512                  159%                       1.18%                 1.18%                    0.18%
  20.10%           497,461                  117%                       1.13%                 1.13%                    0.69%
  18.15%           412,270                  116%                       1.15%                 1.15%                    1.04%

 (0.48%)        $1,875,230                  103%                       0.94%                 0.96%                    0.74%
  5.52%          1,595,755                  144%                       1.05%                 1.06%                    0.96%
 16.09%          1,498,306                   69%                       0.92%                 0.94%                    1.09%
 12.48%          1,181,909                   78%                       0.91%                 0.91%                    1.32%
 23.92%            936,986                   41%                       0.93%                 0.93%                    1.60%

(31.67%)        $2,452,732                   46%                       1.04%                 1.07%                    0.45%
 (30.97%)        4,262,410                   34%                       1.00%                 1.04%                   (0.13%)
  55.01%         5,923,778                   35%                       1.00%                 1.04%                    0.12%
  68.26%         3,255,658                   42%                       1.02%                 1.04%                    0.16%
  28.66%         1,511,602                   94%                       1.07%                 1.08%                    0.24%

  3.77%         $2,652,093                   N/A                       0.59%                 0.64%                    3.60%
  6.07%          2,244,193                   N/A                       0.60%                 0.65%                    5.93%
  4.60%          2,409,157                   N/A                       0.60%                 0.65%                    4.52%
  5.14%            967,733                   N/A                       0.60%                 0.66%                    4.99%
  5.18%            759,888                   N/A                       0.60%                 0.69%                    5.06%

 (3.03%)        $1,003,034                  221%                       1.22%                 1.22%                    0.55%
  27.49%           978,649                  220%                       1.24%                 1.24%                    0.19%
   5.67%           664,383                  176%                       1.13%                 1.13%                    0.39%
  (2.33%)          271,968                  208%                       1.05%                 1.05%                    1.83%
  26.42%           201,143                   91%                       0.90%                 0.90%                    3.34%

(11.73%)       $   481,159                   77%                       0.89%                 0.95%                    2.68%
 (4.36%)           622,641                   60%                       0.95%                 0.95%                    2.70%
   20.85%          499,571                  154%                       1.00%                 1.00%                    2.37%
   12.86%          409,335                  139%                       1.00%                 1.00%                    2.55%
   18.28%          357,591                  170%                       1.03%                 1.03%                    2.81%

-------------------------------------------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                  INCREASE (DECREASE) FROM
                                                           INVESTMENT OPERATIONS                            LESS DISTRIBUTIONS
                                            ----------------------------------------------------------------------------------------
                                   NET ASSET     NET                                                                          NET ASSET
                                   VALUE      INVESTMENT  NET REALIZED  TOTAL FROM   FROM NET   FROM NET                      VALUE
                       PERIOD      BEGINNING    INCOME    & UNREALIZED  INVESTMENT  INVESTMENT  REALIZED      TOTAL           END
PORTFOLIO              ENDED       OF PERIOD    (LOSS)     GAIN (LOSS   OPERATIONS   INCOME      GAINS     DISTRIBUTIONS      OF PERIOD
---------              -----       ---------    ------     -----------  ----------   ------      -----     -------------      ---------

AST Federated High     12/31/01  $ 9.71    $     0.74    $   (0.66)   $    0.08 $      (0.93)   $   --      $   (0.93)     $   8.86
                       12/31/00   11.92          1.18        (2.23)       (1.05)       (1.16)    --             (1.16)         9.71
                       12/31/99   12.65          1.03        (0.77)        0.26        (0.91)    (0.08)         (0.99)        11.92
                       12/31/98   13.11          0.91        (0.57)        0.34        (0.76)    (0.04)         (0.80)        12.65
                       12/31/97   12.13          0.75         0.83         1.58        (0.54)    (0.06)         (0.60)        13.11

AST T. Rowe Price      12/31/01$  18.12     $    0.41    $   (1.21)   $   (0.80)   $   (0.52)$   (1.75)     $   (2.27)     $  15.05
Asset Allocation       12/31/00   18.86          0.52        (0.63)       (0.11)       (0.45)    (0.18)         (0.63)        18.12
                       12/31/99   17.47          0.44         1.32         1.76        (0.36)    (0.01)         (0.37)        18.86
                       12/31/98   15.13          0.35         2.38         2.73        (0.33)    (0.06)         (0.39)        17.47
                       12/31/97   13.27          0.33         2.03         2.36        (0.26)    (0.24)         (0.50)        15.13

AST PIMCO Total        12/31/01$  11.60     $    0.56    $    0.42    $    0.98    $   (0.65)$   --         $   (0.65)     $  11.93
Return Bond            12/31/00   10.99          0.65         0.56         1.21        (0.60)    --             (0.60)        11.60
                       12/31/99   12.02          0.58        (0.71)       (0.13)       (0.52)    (0.38)         (0.90)        10.99
                       12/31/98   11.72          0.49         0.56         1.05        (0.51)    (0.24)         (0.75)        12.02
                       12/31/97   11.11          0.48         0.58         1.06        (0.45)    --             (0.45)        11.72

AST INVESCO Equity     12/31/01$  17.59     $    0.34    $   (1.82)   $   (1.48)   $   (0.36)$   (0.16)     $   (0.52)     $  15.59
Income                 12/31/00   18.65          0.38         0.32         0.70        (0.36)    (1.40)         (1.76)        17.59
                       12/31/99   17.50          0.36         1.61         1.97        (0.32)    (0.50)         (0.82)        18.65
                       12/31/98   16.51          0.31         1.81         2.12        (0.32)    (0.81)         (1.13)        17.50
                       12/31/97   13.99          0.31         2.84         3.15        (0.26)    (0.37)         (0.63)        16.51

AST PBHG Small-Cap     12/31/01$  20.30     $   (0.07)   $   (1.27)   $   (1.34)   $   --    $   (3.09)     $   (3.09)     $  15.87
Growth**               12/31/00   42.61         (0.22)      (18.08)      (18.30)       --        (4.01)         (4.01)        20.30
                       12/31/99   17.61         (0.03)       25.03        25.00        --        --             --            42.61
                       12/31/98   17.81         (0.08)        0.73         0.65        --        (0.85)         (0.85)        17.61
                       12/31/97   16.80         (0.05)        1.06         1.01        --        --             --            17.81

AST T. Rowe Price      12/31/01$    9.40    $    0.56    $   (0.31)   $    0.25    $   --    $   --         $   --        $    9.65
Global Bond***         12/31/00    9.60          0.48        (0.53)       (0.05)       (0.15)    --             (0.15)         9.40
                       12/31/99   11.46          0.33        (1.25)       (0.92)       (0.71)    (0.23)         (0.94)         9.60
                       12/31/98   10.11          0.52         0.94         1.46        (0.03)    (0.08)         (0.11)        11.46
                       12/31/97   10.90          0.20        (0.57)       (0.37)       (0.16)    (0.26)         (0.42)        10.11

-------------------------------------------------------------------------------------------------------------------
* For 1999 and 2000,  includes  commissions  received  by  American  Skandia  Marketing,  Inc.  under  the  Trust's
Distribution Plan, as described in this Prospectus under
"Management of the Trust - Distribution Plan".
** From January 1, 1999 to September 14, 2001,  Janus Capital  Management LLC served as Sub-advisor to the AST PBHG
Small-Cap  Growth  Portfolio  (formerly,  the AST Janus  Small-Cap  Growth  Portfolio).  Prior to  January 1, 1999,
Founders  Asset  Management LLC served as  Sub-advisor  to the  Portfolio.  Pilgrim  Baxter & Associates,  Ltd. has
served as Sub-advisor to the Portfolio since September 17, 2001.
*** Prior to May 1, 2000, the AST T. Rowe Price Global Bond Portfolio was known as the AST T. Rowe Price
International Bond Portfolio.

                                                                            RATIOS OF EXPENSES
               SUPPLEMENTAL DATA                                           TO AVERAGE NET ASSETS*
    --------------------------------------------                   ----------------------------------
                                                                  AFTER ADVISORY       BEFORE ADVISORY         RATIO OF NET
                NET ASSETS AT            PORTFOLIO                 FEE WAIVER           FEE WAIVER             INVESTMENT INCOME
TOTAL           END OF PERIOD            TURNOVER                  AND EXPENSE          AND EXPENSE            (LOSS) TO AVERAGE
RETURN            (IN 000'S)               RATE                  REIMBURSEMENT         REIMBURSEMENT             NET ASSETS
------            ----------               ----                  -------------         -------------             ----------
    0.14%      $   526,056                   48%                       0.95%                 0.95%                   10.22%
   (9.69%)         497,882                   20%                       0.96%                 0.96%                   10.36%
    2.00%          623,788                   39%                       0.94%                 0.94%                    9.09%
    2.61%          595,680                   36%                       0.95%                 0.95%                    8.64%
   13.59%          434,420                   28%                       0.98%                 0.98%                    8.83%

   (4.79%)     $   332,791                  103%                       1.10%                 1.10%                    2.46%
   (0.48%)         395,375                   43%                       1.08%                 1.08%                    2.64%
   10.28%          447,542                   17%                       1.07%                 1.07%                    2.65%
   18.36%          344,197                    8%                       1.09%                 1.09%                    2.70%
   18.40%          213,075                   10%                       1.13%                 1.13%                    2.95%

    8.87%       $1,638,346                  343%                       0.79%                 0.81%                    5.02%
   11.57%        1,258,218                  365%                       0.82%                 0.82%                    6.14%
   (1.09%)       1,005,763                  227%                       0.82%                 0.82%                    5.46%
     9.46%         896,497                  231%                       0.83%                 0.83%                    5.24%
     9.87%         572,100                  320%                       0.86%                 0.86%                    5.56%

   (8.59%)      $1,029,069                   26%                       0.91%                 0.92%                    2.17%
     4.74%       1,173,070                   55%                       0.94%                 0.95%                    2.25%
   11.74%        1,048,064                   76%                       0.93%                 0.93%                    2.10%
   13.34%          831,482                   67%                       0.93%                 0.93%                    2.17%
   23.33%          602,105                   73%                       0.95%                 0.95%                    2.54%

   (6.47%)     $   494,900                  136%                       1.16%                 1.16%                   (0.51%)
  (48.16%)         592,038                   85%                       1.07%                 1.07%                   (0.54%)
  141.96%        1,443,211                  116%                       1.08%                 1.08%                   (0.46%)
    3.49%          285,847                  100%                       1.12%                 1.12%                   (0.53%)
    6.01%          278,258                   77%                       1.13%                 1.13%                   (0.32%)

    2.66%      $   108,014                  187%                       0.87%                 1.08%                    4.83%
   (0.45%)         122,200                  171%                       1.12%                 1.12%                    4.35%
   (8.33%)         138,144                  106%                       1.11%                 1.11%                    3.51%
   14.72%          147,973                  136%                       1.11%                 1.11%                    4.78%
   (3.42%)         130,408                  173%                       1.11%                 1.11%                    4.73%

-------------------------------------------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                 INCREASE (DECREASE) FROM
                                                           INVESTMENT OPERATIONS                            LESS DISTRIBUTIONS
                                            ----------------------------------------------------------------------------------------
                                   NET ASSET     NET                                                                          NET ASSET
                                   VALUE      INVESTMENT  NET REALIZED  TOTAL FROM   FROM NET   FROM NET                      VALUE
                       PERIOD      BEGINNING    INCOME    & UNREALIZED  INVESTMENT  INVESTMENT  REALIZED      TOTAL           END
PORTFOLIO              ENDED       OF PERIOD    (LOSS)     GAIN (LOSS   OPERATIONS   INCOME      GAINS     DISTRIBUTIONS      OF PERIOD
---------              -----       ---------    ------     -----------  ----------   ------      -----     -------------      ---------

AST Neuberger Berman   12/31/01$  21.63     $   (0.06)   $   (5.02)   $   (5.08)   $   --     $   (2.90)    $   (2.90)     $  13.65
Mid-Cap Growth**       12/31/00   24.03         (0.04)       (1.74)       (1.78)       --         (0.62)        (0.62)        21.63
                       12/31/99   17.26         (0.11)        8.21         8.10        --         (1.33)        (1.33)        24.03
                       12/31/98   16.61         (0.05)        3.31         3.26        (0.01)     (2.60)        (2.61)        17.26
                       12/31/97   14.39          0.01         2.36         2.37        (0.02)     (0.13)        (0.15)        16.61

AST DeAM               12/31/01$  14.91     $   (0.01)   $   (4.80)   $   (4.81)   $   --     $   --        $   --         $  10.10
International          12/31/00   24.63         (0.07)       (5.10)       (5.17)       --         (4.55)        (4.55)        14.91
                       12/31/99   13.04         (0.07)       11.72        11.65        (0.03)     (0.03)        (0.06)        24.63
                       12/31/98   11.78          0.05         1.24         1.29        (0.03)     --            (0.03)        13.04
                       12/31/97   11.63          0.03         0.21         0.24        (0.08)     (0.01)        (0.09)        11.78

AST T. Rowe Price      12/31/01$  16.50     $    0.15    $   (0.04)   $    0.11    $   (0.20) $   (1.29)    $   (1.49)     $  15.12
Natural Resources      12/31/00   13.16          0.17         3.31         3.48        (0.14)     --            (0.14)        16.50
                       12/31/99   11.97          0.14         2.67         2.81        (0.18)     (1.44)        (1.62)        13.16
                       12/31/98   14.57          0.19        (1.78)       (1.59)       (0.14)     (0.87)        (1.01)        11.97
                       12/31/97   14.47          0.14         0.35         0.49        (0.07)     (0.32)        (0.39)        14.57

AST PIMCO Limited      12/31/01$  11.07     $    0.50    $    0.36    $    0.86    $   (0.63) $   --        $   (0.63)     $  11.30
Maturity Bond          12/31/00   10.84          0.68         0.17         0.85        (0.62)     --            (0.62)        11.07
                       12/31/99   11.08          0.59        (0.22)        0.37        (0.61)     --            (0.61)        10.84
                       12/31/98   11.02          0.56         0.03         0.59        (0.53)     --            (0.53)        11.08
                       12/31/97   10.81          0.55         0.22         0.77        (0.56)     --            (0.56)        11.02

AST Alliance Growth+   12/31/01$  15.15     $   (0.02)   $   (1.93)   $   (1.95)   $   --     $   (3.42)    $   (3.42)    $    9.78
                       12/31/00   18.95         --           (2.24)       (2.24)       --         (1.56)        (1.56)        15.15
                       12/31/99   16.07         (0.07)        4.85         4.78        --         (1.90)        (1.90)        18.95
                       12/31/98   12.62         (0.10)        3.55         3.45        --         --            --            16.07
                       12/31/97   10.99         (0.05)        1.68         1.63        --         --            --            12.62

AST Janus Overseas     12/31/01$  18.72     $    0.12    $   (3.73)   $   (3.61)   $   (0.82) $   (3.90)    $   (4.72)     $  10.39
Growth                 12/31/00   25.10         (0.04)       (6.03)       (6.07)       (0.13)     (0.18)        (0.31)        18.72
                       12/31/99   13.74         (0.03)       11.39        11.36        --         --            --            25.10
                       12/31/98   11.87          0.04         1.88         1.92        (0.05)     --            (0.05)        13.74
                       12/31/97(1)10.00          0.02         1.85         1.87        --         --            --            11.87

AST American Century   12/31/01$  13.02     $    0.10    $   (1.19)   $   (1.09)   $   (0.09) $   --        $   (0.09)     $  11.84
Income & Growth++      12/31/00   15.65          0.07        (1.74)       (1.67)       (0.08)     (0.88)        (0.96)        13.02
                       12/31/99   13.47          0.09         2.84         2.93        (0.11)     (0.64)        (0.75)        15.65
                       12/31/98   12.23          0.11         1.38         1.49        (0.07)     (0.18)        (0.25)        13.47
                       12/31/97(1)10.00          0.07         2.16         2.23        --         --            --            12.23

AST American Century   12/31/01$  13.70     $    0.27    $   (0.78)   $   (0.51)   $   (0.25) $   (0.32)    $   (0.57)    $  12.62]
Strategic Balanced     12/31/00   15.30          0.32        (0.81)       (0.49)       (0.23)     (0.88)        (1.11)        13.70
                       12/31/99   13.66          0.20         1.56         1.76        (0.12)     --            (0.12)        15.30
                       12/31/98   11.34          0.11         2.29         2.40        (0.08)     --            (0.08)        13.66
                       12/31/97(1)10.00          0.11         1.23         1.34        --         --            --            11.34

-------------------------------------------------------------------------------------------------------------------
(1) Commenced operations on January 2, 1997.
* For 1999 and 2000,  includes  commissions  received  by  American  Skandia  Marketing,  Inc.  under  the  Trust's
Distribution Plan, as described in this Prospectus under "Management of the Trust - Distribution Plan".
** Prior to May 1, 1998, Berger  Associates,  Inc. served as Sub-advisor to the AST Neuberger Berman Mid-Cap Growth
Portfolio  (formerly,  the Berger  Capital  Growth  Portfolio).  Neuberger  Berman  Management  Inc.  has served as
Sub-advisor to the Portfolio since May 1, 1998.
*** Prior to May 1, 2002,  Founders Asset  Management,  Inc.  served as  Sub-advisor to the AST DeAM  International
Equity  Portfolio  (formerly,  the Founders  Passport  Portfolio).  Deutsche  Asset  Management  Inc. has served as
Sub-advisor to the Portfolio since May 1, 2002.
+ From  December 31, 1998 to April 30,  2000,  OppenheimerFunds,  Inc.  served as  Sub-advisor  to the AST Alliance
Growth  Portfolio  (formerly,  the AST  Oppenheimer  Large-Cap  Growth  Portfolio).  Prior to  December  31,  1998,
Robertson  Stephens  & Company  Investment  Management,  L.P.  served as  Sub-advisor  to the  Portfolio.  Alliance
Capital Management L.P. has served as Sub-advisor to the Portfolio since May 1, 2000.
++ Prior to May 4, 1999,  Putnam  Investment  Management,  Inc.  served as Sub-advisor to the AST American  Century
Income & Growth  Portfolio  (formerly,  the AST  Putnam  Value  Growth  and  Income  Portfolio).  American  Century
Investment Management, Inc. has served as Sub-advisor to the Portfolio since May 4, 1999.

                                                                            RATIOS OF EXPENSES
               SUPPLEMENTAL DATA                                           TO AVERAGE NET ASSETS*
    --------------------------------------------                   ----------------------------------
                                                                  AFTER ADVISORY       BEFORE ADVISORY         RATIO OF NET
                NET ASSETS AT            PORTFOLIO                 FEE WAIVER           FEE WAIVER             INVESTMENT INCOME
TOTAL           END OF PERIOD            TURNOVER                  AND EXPENSE          AND EXPENSE            (LOSS) TO AVERAGE
RETURN            (IN 000'S)               RATE                  REIMBURSEMENT         REIMBURSEMENT             NET ASSETS
------            ----------               ----                  -------------         -------------             ----------

  (25.79%)       $    518,580               117%                       1.12%                 1.12%                (0.60%)
   (8.07%)            719,405               121%                       1.09%                 1.09%                (0.55%)
   51.37%             394,325               148%                       1.13%                 1.13%                (0.71%)
   20.65%             261,792               228%                       1.07%                 1.07%                (0.34%)
   16.68%             185,050               305%                       0.99%                 0.99%                 0.07%

  (32.21%)        $   154,991               712%                       1.66%                 1.60%                (0.07%)
  (30.28%)            276,037               514%                       1.34%                 1.38%                (0.44%)
   89.71%             217,397               309%                       1.29%                 1.29%                (0.54%)
   10.92%             119,997                46%                       1.30%                 1.30%                 0.32%
    2.03%             117,938                73%                       1.35%                 1.35%                 0.43%

    0.70%         $   135,550                36%                       1.08%                 1.11%                 0.85%
   26.79%             134,644                96%                       1.14%                 1.20%                 1.13%
   28.11%             102,225                72%                       1.16%                 1.16%                 1.11%
  (11.83%)             74,126                55%                       1.16%                 1.16%                 1.14%
    3.39%             111,954                44%                       1.16%                 1.16%                 0.98%

    7.97%         $   611,197               445%                       0.83%                 0.83%                 5.10%
    8.43%             417,842               171%                       0.87%                 0.87%                 6.14%
    3.37%             406,604               178%                       0.86%                 0.86%                 5.51%
    5.72%             349,707               263%                       0.86%                 0.86%                 5.70%
    7.46%             288,642                54%                       0.88%                 0.88%                 5.71%

  (14.72%)        $   452,984               106%                       1.13%                 1.13%                (0.22%)
  (13.74)%            467,362               135%                       1.16%                 1.16%                (0.46%)
   33.91%             364,454               316%                       1.11%                 1.11%                (0.50%)
   27.34%             300,924               252%                       1.22%                 1.22%                (0.70%)
   14.83%             235,648               219%                       1.23%                 1.23%                (0.59%)

  (23.55%)        $   587,377                74%                       1.24%                 1.24%                 0.64%
  (24.62%)          1,094,019                75%                       1.18%                 1.19%                (0.02%)
   82.68%           1,551,045                76%                       1.23%                 1.23%                (0.18%)
   16.22%             607,206                97%                       1.27%                 1.27%                 0.32%
   18.70%             255,705                94%                       1.35%                 1.35%                 0.36%

   (8.44%)        $   374,739                55%                       0.94%                 0.94%                 0.76%
  (10.77%)            487,880                61%                       0.94%                 0.94%                 0.68%
   22.98%             360,630               125%                       0.98%                 0.98%                 0.86%
   12.27%             189,871                87%                       1.00%                 1.00%                 1.05%
   22.30%             117,438                81%                       1.23%                 1.23%                 1.24%

   (3.80%)        $   210,722               124%                       1.08%                 1.08%                 2.19%
   (3.11%)            217,483               125%                       1.10%                 1.10%                 2.23%
   12.97%             216,748               104%                       1.10%                 1.10%                 1.93%
   21.29%              91,043                95%                       1.16%                 1.13%                 1.68%
   13.40%              28,947                76%                       1.25%                 1.35%                 2.02%
-------------------------------------------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                  INCREASE (DECREASE) FROM
                                                     INVESTMENT OPERATIONS                    LESS DISTRIBUTIONS
                                            -------------------------------------    ------------------------------
                                                 INCREASE (DECREASE) FROM
                                                           INVESTMENT OPERATIONS                            LESS DISTRIBUTIONS
                                            ----------------------------------------------------------------------------------------
                                   NET ASSET     NET                                                                          NET ASSET
                                   VALUE      INVESTMENT  NET REALIZED  TOTAL FROM   FROM NET   FROM NET                      VALUE
                       PERIOD      BEGINNING    INCOME    & UNREALIZED  INVESTMENT  INVESTMENT  REALIZED      TOTAL           END
PORTFOLIO              ENDED       OF PERIOD    (LOSS)     GAIN (LOSS   OPERATIONS   INCOME      GAINS     DISTRIBUTIONS      OF PERIOD
---------              -----       ---------    ------     -----------  ----------   ------      -----     -------------      ---------

AST American Century   12/31/01$  18.16     $    0.13    $   (4.83)   $   (4.70)   $   (0.08) $   (1.21)    $   (1.29)     $  12.17
International Growth** 12/31/00   22.40          0.03        (3.45)       (3.42)       --         (0.82)        (0.82)        18.16
                       12/31/99   13.66         (0.04)        8.88         8.84        --         (0.10)        (0.10)        22.40
                       12/31/98   11.52          0.03         2.12         2.15        (0.01)     --            (0.01)        13.66
                       12/31/97(1)10.00         (0.03)        1.55         1.52        --         --            --            11.52

AST Gabelli Small-Cap  12/31/01$  13.02     $    0.04    $    0.84    $    0.88    $   (0.07) $   (0.76)    $   (0.83)     $  13.07
Value***               12/31/00   11.39          0.10         2.23         2.33        (0.07)     (0.63)        (0.70)        13.02
                       12/31/99   11.44          0.08        (0.03)        0.05        (0.10)     --            (0.10)        11.39
                       12/31/98   12.88          0.09        (1.42)       (1.33)       (0.05)     (0.06)        (0.11)        11.44
                       12/31/97(1)10.00          0.06         2.82         2.88        --         --            --            12.88

AST Marsico Capital Growth     12/31/01      $  18.10    $   (0.04)   $   (3.84)   $   (3.88) $   --        $   (0.34)   $   (0.34)
$  13.88
                       12/31/00   21.63         (0.01)       (3.00)       (3.01)       --         (0.52)        (0.52)        18.10
                       12/31/99   14.20         (0.03)        7.48         7.45        (0.01)     (0.01)        (0.02)        21.63
                       12/31/98   10.03         --            4.17         4.17        --         --            --            14.20
                       12/31/97(2)10.00          0.01         0.02         0.03        --         --            --            10.03

AST Cohen & Steers Realty      12/31/01      $  10.18    $    0.50    $   (0.23)   $    0.27  $   (0.34)    $   --       $   (0.34)
$  10.11
                       12/31/00    8.36          0.32         1.78         2.10        (0.28)     --            (0.28)        10.18
                       12/31/99    8.41          0.33        (0.15)        0.18        (0.23)     --            (0.23)         8.36
                       12/31/98(3)10.00          0.28        (1.87)       (1.59)       --         --            --             8.41

AST Goldman Sachs      12/31/01$  14.55     $    0.08    $    1.34    $    1.42    $   --     $   (0.42)    $   (0.42)     $  15.55
Small-Cap Value*&      12/31/00   10.87          0.01         3.67         3.68        --         --            --            14.55
                       12/31/99    9.99         (0.03)        0.91         0.88        --         --            --            10.87
                       12/31/98(3)10.00         (0.01)       --           (0.01)       --         --            --             9.99

AST Sanford Bernstein  12/31/01$  12.63     $    0.11    $   (1.36)   $   (1.25)   $   (0.11) $   (0.13)    $   (0.24)     $  11.14
Managed Index 500+     12/31/00   14.96          0.10        (1.40)       (1.30)       (0.08)     (0.95)        (1.03)        12.63
                       12/31/99   12.78          0.08         2.56         2.64        (0.06)     (0.40)        (0.46)        14.96
                       12/31/98(3)10.00          0.06         2.72         2.78        --         --            --            12.78

AST DeAM Small-Cap     12/31/01$  11.72     $   (0.05)   $   (2.95)   $   (3.00)   $   --     $   (1.69)    $   (1.69)    $    7.03
Growth++               12/31/00   15.59         (0.08)       (2.90)       (2.98)       --         (0.89)        (0.89)        11.72
                       12/31/99(4)10.00         (0.05)        5.64         5.59        --         --            --            15.59

AST MFS Global Equity  12/31/01$  10.23     $   --       $   (1.02)   $   (1.02)   $   --     $   --        $   --        $    9.21
                       12/31/00   11.03          0.01        (0.79)       (0.78)       (0.01)     (0.01)        (0.02)        10.23
                       12/31/99(5)10.00          0.01         1.02         1.03        --         --            --            11.03

-------------------------------------------------------------------------------------------------------------------
(1) Commenced operations on January 2, 1997.
(2) Commenced operations on December 22, 1997.
(3) Commenced operations on January 2, 1998.
(4) Commenced operations on January 4, 1999.
(5) Commenced operations on October 18, 1999.
* For 1999 and 2000,  includes  commissions  received  by  American  Skandia  Marketing,  Inc.  under  the  Trust's
Distribution Plan, as described in this Prospectus under "Management of the Trust - Distribution Plan".
** Acquired the AST American Century International Growth Portfolio II on September 24, 2001.
*** Prior to October 23, 2000, T. Rowe Price  Associates,  Inc. served as Sub-advisor to the AST Gabelli  Small-Cap
Value  Portfolio  (formerly,  the AST T. Rowe Price Small  Company  Value  Portfolio).  GAMCO  Investors,  Inc. has
served as Sub-advisor to the Portfolio since October 23, 2000.
*& Prior to May 1, 2001,  Lord,  Abbett & Co.  served as  Sub-advisor  to the AST  Goldman  Sachs  Small-Cap  Value
Portfolio  (formerly,  the AST Lord Abbett Small Cap Value  Portfolio).  Goldman Sachs Asset  Management has served as Sub-advisor to the Portfolio since May 1, 2001.
+ Prior to May 1, 2000,  Bankers Trust Company  served as Sub-advisor  to the AST Sanford  Bernstein  Managed Index
500  Portfolio  (formerly,  the AST Bankers  Trust Managed  Index 500  Portfolio).  Sanford C.  Bernstein & Co. has
served as Sub-advisor to the Portfolio since May 1, 2000.
++ Prior to December 10, 2001,  Zurich Scudder  Investments,  Inc.  served as Sub-advisor to the AST DeAM Small-Cap
Growth Portfolio  (formerly,  the AST Scudder  Small-Cap Growth  Portfolio).  Deutsche Asset  Management,  Inc. has
served as Sub-advisor to the Portfolio since December 10, 2001.

                                                                            RATIOS OF EXPENSES
               SUPPLEMENTAL DATA                                           TO AVERAGE NET ASSETS*
    --------------------------------------------                   ----------------------------------
                                                                  AFTER ADVISORY       BEFORE ADVISORY         RATIO OF NET
                NET ASSETS AT            PORTFOLIO                 FEE WAIVER           FEE WAIVER             INVESTMENT INCOME
TOTAL           END OF PERIOD            TURNOVER                  AND EXPENSE          AND EXPENSE            (LOSS) TO AVERAGE
RETURN            (IN 000'S)               RATE                  REIMBURSEMENT         REIMBURSEMENT             NET ASSETS
------            ----------               ----                  -------------         -------------             ----------

  (27.27%)     $   518,126                  176%                       1.28%                 1.28%                    0.56%
  (16.10%)         332,504                  126%                       1.27%                 1.27%                   (0.04%)
   65.20%          154,226                  112%                       1.50%                 1.50%                   (0.32%)
   18.68%           77,733                  220%                       1.65%                 1.65%                    0.10%
   15.10%           33,125                  171%                       1.75%                 1.75%                   (0.58%)

     6.98%     $   538,479                   59%                       1.08%                 1.08%                    0.54%
   21.86%          333,586                   88%                       1.12%                 1.12%                    0.87%
     0.58%         261,493                   26%                       1.11%                 1.11%                    0.64%
  (10.53%)         304,072                   10%                       1.11%                 1.11%                    0.93%
   28.80%          199,896                    7%                       1.16%                 1.16%                    1.20%

  (21.71%)      $1,252,427                  111%                       1.06%                 1.08%                   (0.25%)
  (14.25%)       1,770,849                  118%                       1.04%                 1.06%                   (0.09%)
   52.58%        1,723,736                  115%                       1.08%                 1.08%                   (0.25%)
   41.59%          594,966                  213%                       1.11%                 1.11%                    0.16%
     0.30%           7,299                    --                       1.00%                 1.00%                    3.62%

     2.85%     $   139,631                   59%                       1.21%                 1.21%                    5.01%
   26.19%          132,486                   59%                       1.28%                 1.28%                    5.21%
     2.26%          56,697                   51%                       1.27%                 1.27%                    4.95%
  (16.00%)          33,025                   18%                       1.30%                 1.30%                    5.02%

     9.91%     $   432,511                  159%                       1.18%                 1.18%                    0.69%
   33.85%          227,759                   67%                       1.15%                 1.15%                   (0.13%)
     8.81%          74,192                   85%                       1.24%                 1.24%                   (0.36%)
   (0.10%)          41,788                   58%                       1.31%                 1.31%                   (0.21%)

  (10.01%)     $   623,363                   54%                       0.77%                 0.78%                    0.95%
   (8.82%)         704,897                   84%                       0.78%                 0.78%                    0.84%
   21.23%          633,567                  101%                       0.79%                 0.77%                    0.74%
   27.90%          289,551                  162%                       0.80%                 0.86%                    1.07%

  (28.43%)     $   537,324                  196%                       1.16%                 1.17%                   (0.64%)
  (20.95%)         791,839                  136%                       1.11%                 1.13%                   (0.67%)
   55.90%          841,984                  133%                       1.14%                 1.14%                   (0.67%)

   (9.97%)     $    55,882                   89%                       1.50%                 1.40%                    0.02%
   (7.19%)          29,514                  100%                       1.56%                 1.87%                    0.08%
   10.40%            1,291                  142%                       1.75%                 2.11%                    0.75%

-------------------------------------------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                  INCREASE (DECREASE) FROM
                                                     INVESTMENT OPERATIONS                    LESS DISTRIBUTIONS
                                            -------------------------------------    ------------------------------
                                                 INCREASE (DECREASE) FROM
                                                           INVESTMENT OPERATIONS                            LESS DISTRIBUTIONS
                                            ----------------------------------------------------------------------------------------
                                   NET ASSET     NET                                                                          NET ASSET
                                   VALUE      INVESTMENT  NET REALIZED  TOTAL FROM   FROM NET   FROM NET                      VALUE
                       PERIOD      BEGINNING    INCOME    & UNREALIZED  INVESTMENT  INVESTMENT  REALIZED      TOTAL           END
PORTFOLIO              ENDED       OF PERIOD    (LOSS)     GAIN (LOSS   OPERATIONS   INCOME      GAINS     DISTRIBUTIONS      OF PERIOD
---------              -----       ---------    ------     -----------  ----------   ------      -----     -------------      ---------

AST MFS Growth**       12/31/01$  10.56     $   (0.01)   $   (2.28)   $   (2.29)   $   --         $   --    $   --        $    8.27
                       12/31/00   11.30          0.01        (0.75)       (0.74)       --             --        --            10.56
                       12/31/99(1)10.00          0.01         1.29         1.30        --             --        --            11.30

AST MFS                12/31/01$  10.53     $    0.03    $   (1.66)   $   (1.63)   $   (0.01)     $   --    $   (0.01)    $    8.89
Growth with Income     12/31/00   10.52          0.03        (0.01)        0.02        (0.01)         --        (0.01)        10.53
                       12/31/99(1)10.00          0.01         0.51         0.52        --             --        --            10.52

AST Alger All-Cap      12/31/01$    6.84    $   (0.02)   $   (1.12)   $   (1.14)   $   --         $   --    $   --        $    5.70
Growth                 12/31/00(2)10.00 $       --           (3.16)        3.16)       --             --        --             6.84

AST Janus Mid-Cap      12/31/01$   6.64    $   (0.03)   $   (2.64)   $   (2.67)    $   --         $   --    $   --        $    3.97
Growth                 12/31/00(3)10.00          0.01        (3.37)       (3.36)       --             --        --             6.64

AST Federated Aggressive       12/31/01     $    9.10    $   (0.03)   $   (1.85)   $   (1.88)     $   --    $   --           $   --
$    7.22
Growth                 12/31/00(4)10.00          0.01        (0.91)       (0.90)       --             --        --             9.10

AST Gabelli All-Cap    12/31/01$  10.09     $    0.04    $   (0.25)   $   (0.21)   $   (0.01) $   (0.01)    $   (0.02)    $    9.86
Value                  12/31/00(4)10.00          0.03         0.06         0.09        --             --        --            10.09

AST DeAM Large-Cap     12/31/01$   9.85    $    0.01    $   (0.55)   $   (0.54)    $   (0.01)     $   --    $   (0.01)    $    9.30
Value***               12/31/00(4)10.00          0.03        (0.18)       (0.15)       --             --        --             9.85

AST Lord Abbett Bond   12/31/01$  10.15     $    0.39    $   (0.08)   $    0.31    $   (0.01)     $   --    $   (0.01)     $  10.45
Debenture              12/31/00(4)10.00          0.02         0.13         0.15        --             --        --            10.15

AST Alliance/Bernstein 12/31/01(5)$  10.00  $    0.01    $   (0.30)   $   (0.29)   $   --         $   --    $   --        $    9.71
Growth + Value

AST Sanford Bernstein  12/31/01(5)$  10.00  $    0.04    $    0.10    $    0.14    $   --         $   --    $   --         $  10.14
Core Value

-------------------------------------------------------------------------------------------------------------------
(1) Commenced operations on October 18, 1999.
(2) Commenced operations on January 3, 2000.
(3) Commenced operations on May 1, 2000.
(4) Commenced operations on October 23, 2000.
(5) Commenced operations on May 1, 2001.
* Includes  commissions  received by American  Skandia  Marketing,  Inc.  under the Trust's  Distribution  Plan, as described in this Prospectus under "Management of the Trust - Distribution Plan".
** Acquired the AST Alger Growth Portfolio on February 16, 2001.
*** Prior to May 1, 2002,  Janus Capital  Management  LLC served as  Sub-advisor  to the AST DeaM  Large-Cap  Value
Portfolio  (formerly,  the AST Janus  Strategic Value  Portfolio).  Deutsche Asset  Management,  Inc. has served as
Sub-advisor to the Portfolio since May 1, 2002.

                                                                            RATIOS OF EXPENSES
               SUPPLEMENTAL DATA                                           TO AVERAGE NET ASSETS*
    --------------------------------------------                   ----------------------------------
                                                                  AFTER ADVISORY       BEFORE ADVISORY         RATIO OF NET
                NET ASSETS AT            PORTFOLIO                 FEE WAIVER           FEE WAIVER             INVESTMENT INCOME
TOTAL           END OF PERIOD            TURNOVER                  AND EXPENSE          AND EXPENSE            (LOSS) TO AVERAGE
RETURN            (IN 000'S)               RATE                  REIMBURSEMENT         REIMBURSEMENT             NET ASSETS
------            ----------               ----                  -------------         -------------             ----------

(21.68%)       $   974,397                  210%                       1.11%                 1.11%                   (0.12%)
 (6.53%)            82,051                  243%                       1.24%                 1.24%                    0.08%
 13.00%              4,868                   60%                       1.35%                 1.35%                    0.76%

(15.46%)       $   108,714                   99%                       1.11%                 1.11%                    0.42%
  1.19%             77,618                   62%                       1.23%                 1.26%                    0.34%
  5.20%              8,757                    6%                       1.23%                 1.23%                    1.45%

(16.67%)       $   743,059                  150%                       1.20%                 1.20%                   (0.37%)
(31.60%)           205,079                  123%                       1.24%                 1.24%                   (0.05%)

(40.17%)       $    71,039                  203%                       1.34%                 1.34%                   (0.63%)

(33.60%)            65,098                   55%                       1.28%                 1.28%                    0.18%

(20.61%)       $    49,489                  244%                       1.35%                 1.78%                   (0.84%)
 (9.00%)             1,938                   49%                       1.35%                 7.22%                    2.67%

 (2.18%)       $   158,886                   68%                       1.20%                 1.20%                    0.89%
  0.90%             14,165                   31%                       1.45%                 1.59%                    2.71%

 (5.53%)      $     45,357                  134%                       1.35%                 1.35%                    0.51%
 (1.50%)             6,351                    1%                       1.35%                 2.41%                    3.39%

  3.04%       $     62,456                  102%                       1.10%                 1.10%                    7.23%

  1.50%              6,783                    9%                       1.20%                 3.07%                    4.39%

 (2.80%)      $     34,007                   95%                       1.35%                 1.45%                    0.46%

  1.40%       $     44,100                   25%                       1.15%                 1.15%                    1.36%

CERTAIN RISK FACTORS AND INVESTMENT METHODS:

        The following is a description  of certain  securities  and  investment  methods that the  Portfolios  may invest in or use, and certain of the risks  associated  with such  securities and investment  methods.  The primary investment  focus of each Portfolio is described  above under  "Investment  Objective and Policies" and an investor should  refer to that  section to obtain  information  about  each  Portfolio.  In  general,  whether a  particular
Portfolio  may invest in a specific  type of  security or use an  investment  method is  described  above or in the
Trust's SAI under  "Investment  Objectives  and  Policies."  As noted  below,  however,  certain  risk  factors and investment methods apply to all or most of the Portfolios.

DERIVATIVE INSTRUMENTS:

        To the extent permitted by the investment  objectives and policies of a Portfolio,  a Portfolio may invest in securities and other  instruments  that are commonly  referred to as  "derivatives."  For instance,  a Portfolio may  purchase  and write  (sell) call and put options on  securities,  securities  indices and foreign  currencies, enter into futures contracts and use options on futures  contracts,  and enter into swap agreements with respect to foreign currencies,  interest rates, and securities indices. In general,  derivative  instruments are securities or other instruments whose value is derived from or related to the value of some other instrument or asset.

        There  are  many  types  of  derivatives  and  many  different  ways to use  them.  Some  derivatives  and derivative  strategies  involve  very little risk,  while  others can be extremely  risky and can lead to losses in excess of the amount  invested in the  derivative.  A Portfolio may use  derivatives  to hedge  against  changes in interest rates,  foreign currency exchange rates or securities  prices, to generate income, as a low cost method of gaining exposure to a particular  securities  market without investing  directly in those securities,  or for other reasons.

        The use of these strategies  involves  certain special risks,  including the risk that the price movements of derivative  instruments  will not correspond  exactly with those of the investments from which they are derived.
In addition,  strategies  involving  derivative  instruments  that are intended to reduce the risk of loss can also reduce the  opportunity  for gain.  Furthermore,  regulatory  requirements  for a Portfolio  to set aside assets to meet its  obligations  with  respect to  derivatives  may result in a  Portfolio  being  unable to purchase or sell securities  when it would  otherwise  be  favorable  to do so, or in a Portfolio  needing to sell  securities  at a disadvantageous  time. A Portfolio may also be unable to close out its  derivatives  positions when desired.  There is no assurance that a Portfolio will engage in derivative  transactions.  Certain derivative  instruments and some of their risks are described in more detail below.

        Options.  Most of the  Portfolios  may  purchase  or  write  (sell)  call or put  options  on  securities, financial  indices or  currencies.  The  purchaser  of an option on a security  or  currency  obtains  the right to purchase  (in the case of a call  option) or sell (in the case of a put  option)  the  security  or  currency  at a specified  price  within a limited  period of time.  Upon  exercise by the  purchaser,  the writer  (seller) of the option  has the  obligation  to buy or  sell  the  underlying  security  at the  exercise  price.  An  option  on a securities  index is similar to an option on an individual  security,  except that the value of the option  depends on the value of the securities comprising the index, and all settlements are made in cash.

        A  Portfolio  will pay a premium to the party  writing the option when it  purchases  an option.  In order for a call option  purchased by a Portfolio to be  profitable,  the market price of the  underlying  security  must rise sufficiently  above the exercise price to cover the premium and other transaction costs.  Similarly,  in order for a put option to be profitable,  the market price of the  underlying  security must decline  sufficiently  below the exercise price to cover the premium and other transaction costs.

        Generally,  the Portfolios will write call options only if they are covered (i.e.,  the Portfolio owns the security  subject  to the  option or has the right to  acquire  it  without  additional  cost).  By  writing a call option,  a Portfolio  assumes  the risk that it may be  required  to deliver a security  for a price lower than its market  value at the time the option is  exercised.  Effectively,  a Portfolio  that  writes a covered  call option gives up the  opportunity  for gain above the exercise  price should the market  price of the  underlying  security increase,  but retains the risk of loss  should the price of the  underlying  security  decline.  A Portfolio  will write call options in order to obtain a return from the premiums  received and will retain the premiums  whether or not the  options  are  exercised,  which  will  help  offset  a  decline  in the  market  value  of the  underlying securities.  A Portfolio  that writes a put option  likewise  receives a premium,  but assumes the risk that it may be required to purchase the underlying security at a price in excess of its current market value.

         A  Portfolio  may sell an option that it has  previously  purchased  prior to the  purchase or sale of the underlying  security.  Any such sale would  result in a gain or loss  depending  on whether the amount  received on the sale is more or less than the  premium  and  other  transaction  costs  paid on the  option.  A  Portfolio  may terminate  an option it has  written by entering  into a closing  purchase  transaction  in which it  purchases  an option of the same series as the option written.
         Futures  Contracts and Related  Options.  Each Portfolio  (except the AST Neuberger  Berman Mid-Cap Growth
Portfolio,  the AST Neuberger Berman Mid-Cap Value Portfolio,  the AST Federated High Yield Portfolio, the AST Lord
Abbett  Bond-Debenture  Portfolio and the AST Money Market  Portfolio) may enter into financial  futures  contracts and related  options.  The seller of a futures  contract  agrees to sell the  securities or currency  called for in the contract  and the buyer agrees to buy the  securities  or currency at a specified  price at a specified  future time.  Financial  futures  contracts  may relate to  securities  indices,  interest  rates or  foreign  currencies.
Futures  contracts  are usually  settled  through net cash  payments  rather than  through  actual  delivery of the securities  underlying  the contract.  For instance,  in a stock index futures  contract,  the two parties agree to take or make  delivery of an amount of cash equal to a specified  dollar  amount times the  difference  between the stock index value when the contract  expires and the price  specified in the contract.  A Portfolio may use futures contracts to hedge against  movements in securities  prices,  interest rates or currency  exchange  rates, or as an efficient way to gain exposure to these markets.

         An option on a futures  contract gives the purchaser the right,  in return for the premium paid, to assume a position in the  contract  at the  exercise  price at any time  during the life of the option.  The writer of the option is required upon exercise to assume the opposite position.

         Under regulations of the Commodity Futures Trading Commission ("CFTC"), no Portfolio will:

         (i)      purchase or sell  futures or options on futures  contracts or stock  indices for  purposes  other than  bona  fide  hedging  transactions  (as  defined  by the CFTC) if as a result  the sum of the  initial  margin deposits and premiums  required to establish  positions in futures  contracts and related  options that do not fall within  the  definition  of bona  fide  hedging  transactions  would  exceed  5% of the fair  market  value of each
Portfolio's net assets; and

         (ii)     enter into any futures  contracts if the aggregate amount of that Portfolio's  commitments  under outstanding futures contracts positions would exceed the market value of its total assets.

         Risks of Options and Futures  Contracts.  Options and futures  contracts can be highly  volatile and their use can reduce a  Portfolio's  performance.  Successful  use of these  strategies  requires  the ability to predict future movements in securities prices,  interest rates,  currency exchange rates, and other economic factors.  If a
Sub-advisor seeks to protect a Portfolio  against  potential  adverse  movements in the relevant  financial markets using these instruments,  and such markets do not move in the predicted  direction,  the Portfolio could be left in a less favorable  position than if such strategies had not been used. A Portfolio's  potential  losses from the use of futures extends beyond its initial investment in such contracts.

         Among  the  other  risks  inherent  in the use of  options  and  futures  are (a)  the  risk of  imperfect correlation  between the price of options and futures and the prices of the  securities or currencies to which they relate,  (b) the fact  that  skills  needed to use these  strategies  are  different  from  those  needed to select portfolio  securities  and (c) the  possible  need to defer  closing out  certain  positions  to avoid  adverse tax consequences.  With  respect  to  options  on  stock  indices  and  stock  index  futures,  the  risk of  imperfect correlation  increases the more the holdings of the Portfolio  differ from the  composition of the relevant  index.
These  instruments may not have a liquid secondary  market.  Option positions  established in the  over-the-counter market may be  particularly  illiquid and may also involve the risk that the other party to the  transaction  fails to meet its obligations.

FOREIGN SECURITIES:

         Investments  in  securities  of foreign  issuers may  involve  risks that are not  present  with  domestic investments.  While investments in foreign  securities can reduce risk by providing further  diversification,  such investments  involve  "sovereign  risks" in addition to the credit and market risks to which  securities  generally are subject.  Sovereign  risks  includes  local  political  or economic  developments,  potential  nationalization, withholding  taxes on dividend or interest  payments,  and currency  blockage  (which would prevent cash from being brought  back to the  United  States).  Compared  to  United  States  issuers,  there is  generally  less  publicly available  information  about foreign  issuers and there may be less  governmental  regulation  and  supervision of foreign  stock  exchanges,  brokers and listed  companies.  Foreign  issuers are not  generally  subject to uniform accounting  and  auditing and  financial  reporting  standards,  practices  and  requirements  comparable  to those applicable  to  domestic  issuers.  In some  countries,  there  may also be the  possibility  of  expropriation  or confiscatory taxation,  difficulty in enforcing contractual and other obligations,  political or social instability or revolution, or diplomatic developments that could affect investments in those countries.

         Securities of some foreign  issuers are less liquid and their prices are more volatile than  securities of comparable  domestic issuers.  Further,  it may be more difficult for the Trust's agents to keep currently informed about  corporate  actions and decisions that may affect the price of portfolio  securities.  Brokerage  commissions on foreign  securities  exchanges,  which may be fixed,  may be higher  than in the United  States.  Settlement  of transactions in some foreign  markets may be less frequent or less reliable than in the United States,  which could affect the  liquidity of  investments.  For  example,  securities  that are traded in foreign  markets may trade on days (such as Saturday or Holidays)  when a Portfolio  does not compute its price or accept  purchase or redemption orders.  As a result,  a shareholder  may not be able to act on developments  taking place in foreign  countries as they occur.

         American Depositary Receipts ("ADRs"),  European Depositary Receipts ("EDRs"),  Global Depositary Receipts
("GDRs"),  and International  Depositary  Receipts ("IDRs").  ADRs are U.S.  dollar-denominated  receipts generally issued by a domestic  bank  evidencing  its  ownership  of a  security  of a foreign  issuer.  ADRs  generally  are publicly  traded  in the  United  States.  ADRs are  subject  to many of the same  risks as direct  investments  in foreign  securities,  although  ownership of ADRs may reduce or eliminate  certain  risks  associated  with holding assets in foreign  countries,  such as the risk of expropriation.  EDRs, GDRs and IDRs are receipts similar to ADRs that typically trade in countries other than the United States.

         Depositary  receipts may be issued as sponsored  or  unsponsored  programs.  In  sponsored  programs,  the issuer makes  arrangements  to have its securities  traded as depositary  receipts.  In unsponsored  programs,  the issuer may not be directly  involved in the program.  Although  regulatory  requirements  with respect to sponsored and unsponsored  programs are generally similar,  the issuers of unsponsored  depositary receipts are not obligated to disclose  material  information in the United States and,  therefore,  the import of such information may not be reflected in the market value of such securities.

         Developing  Countries.  Although  none of the  Portfolios  invest  primarily in  securities  of issuers in developing  countries,  many of the  Funds  may  invest  in these  securities  to some  degree.  Many of the  risks described  above with  respect to  investing  in foreign  issuers are  accentuated  when the issuers are located in developing  countries.  Developing  countries may be politically and/or economically  unstable,  and the securities markets in those  countries  may be less liquid or subject to inadequate  government  regulation  and  supervision.
Developing  countries have often  experienced high rates of inflation or sharply devalued their currencies  against the U.S. dollar,  causing the value of investments in companies  located in these countries to decline.  Securities of issuers in developing  countries may be more volatile and, in the case of debt securities,  more uncertain as to payment of interest and  principal.  Investments in developing  countries may include  securities  created  through the Brady Plan, under which certain heavily-indebted countries have restructured their bank debt into bonds.

         Currency  Fluctuations.  Investments in foreign securities may be denominated in foreign  currencies.  The value of a Portfolio's  investments  denominated in foreign  currencies may be affected,  favorably or unfavorably, by exchange rates and exchange control  regulations.  A Portfolio's  share price may,  therefore,  also be affected by changes in currency  exchange rates.  Foreign currency  exchange rates generally are determined by the forces of supply and demand in foreign  exchange  markets,  including  perceptions  of the relative  merits of  investment in different  countries,  actual or perceived  changes in interest rates or other complex factors.  Currency  exchange rates also can be  affected  unpredictably  by the  intervention  or the  failure to  intervene  by U.S. or foreign governments  or central  banks,  or by  currency  controls or  political  developments  in the U.S.  or abroad.  In addition, a Portfolio may incur costs in connection with conversions between various currencies.

         Foreign Currency  Transactions.  A Portfolio that invests in securities  denominated in foreign currencies will need to engage in foreign currency  exchange  transactions.  Such  transactions may occur on a "spot" basis at the exchange rate  prevailing  at the time of the  transaction.  Alternatively,  a Portfolio may enter into forward foreign currency  exchange  contracts.  A forward  contract  involves an obligation to purchase or sell a specified currency  at a  specified  future date at a price set at the time of the  contract.  A  Portfolio  may enter into a forward  contract when it wishes to "lock in" the U.S.  dollar price of a security it expects to or is obligated to purchase or sell in the future.  This  practice may be referred to as  "transaction  hedging." In addition,  when a
Portfolio's  Sub-advisor  believes  that the  currency of a  particular  country may suffer or enjoy a  significant movement  compared to another  currency,  the Portfolio may enter into a forward  contract to sell or buy the first foreign  currency  (or a currency  that acts as a proxy for such  currency).  This  practice  may be referred to as
"portfolio  hedging."  In any event,  the precise  matching of the  forward  contract  amounts and the value of the securities  involved  generally will not be possible.  No Portfolio will enter into a forward  contract if it would be  obligated  to sell an amount of  foreign  currency  in excess of the value of the  Fund's  securities  or other assets  denominated  in or  exposed to that  currency,  or will sell an amount of proxy  currency  in excess of the value of  securities  denominated  in or exposed to the related  currency.  The effect of  entering  into a forward contract on a  Portfolio's  share  price will be similar to selling  securities  denominated  in one  currency  and purchasing  securities  denominated  in another.  Although a forward  contract may reduce a  Portfolio's  losses on securities  denominated  in foreign  currency,  it may also reduce the potential for gain on the  securities if the currency's  value moves in a direction not anticipated by the  Sub-advisor.  In addition,  foreign currency hedging may entail significant transaction costs.

COMMON AND PREFERRED STOCKS:

         Stocks represent  shares of ownership in a company.  Generally,  preferred stock has a specified  dividend and ranks after bonds and before  common  stocks in its claim on the  company's  income for  purposes of  receiving dividend  payments and on the company's  assets in the event of  liquidation.  (Some of the  Sub-advisors  consider preferred  stocks to be  equity  securities  for  purposes  of the  various  Portfolios'  investment  policies  and restrictions,  while others  consider  them fixed income  securities.)  After other  claims are  satisfied,  common stockholders  participate  in  company  profits  on a pro  rata  basis;  profits  may be paid out in  dividends  or reinvested  in the company to help it grow.  Increases  and  decreases  in  earnings  are  usually  reflected  in a company's stock price, so common stocks  generally have the greatest  appreciation  and  depreciation  potential of all corporate securities.

FIXED INCOME SECURITIES:

         Most of the Portfolios,  including the Portfolios that invest primarily in equity  securities,  may invest to some degree in bonds,  notes,  debentures and other  obligations of corporations and  governments.  Fixed-income securities  are  generally  subject to two kinds of risk:  credit risk and market risk.  Credit risk relates to the ability of the issuer to meet  interest and  principal  payments as they come due. The ratings  given a security by
Moody's Investors  Service,  Inc.  ("Moody's") and Standard & Poor's  Corporation  ("S&P"),  which are described in detail in the Appendix to the Trust's  SAI,  provide a generally  useful  guide as to such credit  risk.  The lower the rating,  the  greater  the credit risk the rating  service  perceives  to exist with  respect to the  security.
Increasing  the amount of  Portfolio  assets  invested  in  lower-rated  securities  generally  will  increase  the
Portfolio's  income, but also will increase the credit risk to which the Portfolio is subject.  Market risk relates to the fact that the  prices of fixed  income  securities  generally  will be  affected  by changes in the level of interest  rates in the markets  generally.  An  increase  in interest  rates will tend to reduce the prices of such securities,  while a decline in  interest  rates will tend to increase  their  prices.  In general,  the longer the maturity or duration of a fixed income security, the more its value will fluctuate with changes in interest rates.

         Lower-Rated  Fixed Income  Securities.  Lower-rated  high-yield bonds (commonly known as "junk bonds") are those  that are rated  lower  than the four  highest  categories  by a  nationally  recognized  statistical  rating organization  (for  example,  lower  than Baa by  Moody's  or BBB by S&P),  or,  if not  rated,  are of  equivalent investment  quality as determined by the Sub-advisor.  Lower-rated  bonds are generally  considered to be high risk investments  as they are subject to greater  credit  risk than  higher-rated  bonds.  In  addition,  the market for lower-rated  bonds may be  thinner  and less  active  than the  market for  higher-rated  bonds,  and the prices of lower-rated  high-yield  bonds may fluctuate more than the prices of higher-rated  bonds,  particularly in times of market stress.  Because the risk of default is higher in lower-rated  bonds, a Sub-advisor's  research and analysis tend to be very important  ingredients in the selection of these bonds.  In addition,  the exercise by an issuer of redemption  or call  provisions  that are  common in  lower-rated  bonds may result in their  replacement  by lower yielding bonds.

         Bonds rated in the four highest  ratings  categories  are frequently  referred to as  "investment  grade."
However,  bonds rated in the fourth  category  (Baa or BBB) are  considered  medium grade and may have  speculative characteristics.

MORTGAGE-BACKED SECURITIES:

         Mortgage-backed  securities  are  securities  representing  interests  in  "pools"  of  mortgage  loans on residential  or  commercial  real  property and that  generally  provide for monthly  payments of both interest and principal,  in effect "passing  through"  monthly  payments made by the individual  borrowers on the mortgage loans
(net of fees paid to the  issuer  or  guarantor  of the  securities).  Mortgage-backed  securities  are  frequently issued by U.S. Government agencies or Government-sponsored  enterprises,  and payments of interest and principal on these  securities  (but not their  market  prices)  may be  guaranteed  by the full  faith  and  credit of the U.S.
Government  or by the agency only,  or may be supported by the issuer's  ability to borrow from the U.S.  Treasury.
Mortgage-backed  securities created by  non-governmental  issuers may be supported by various forms of insurance or guarantees.

         Like other fixed-income  securities,  the value of a mortgage-backed  security will generally decline when interest rates rise.  However,  when interest  rates are  declining,  their value may not increase as much as other fixed-income  securities,  because early repayments of principal on the underlying mortgages (arising, for example, from sale of the underlying  property,  refinancing,  or foreclosure) may serve to reduce the remaining life of the security.  If a security has been  purchased at a premium,  the value of the premium  would be lost in the event of
prepayment.   Prepayments  on  some  mortgage-backed  securities  may  necessitate  that  a  Portfolio  find  other investments,  which,  because of intervening market changes,  will often offer a lower rate of return. In addition, the mortgage securities market may be particularly affected by changes in governmental regulation or tax policies.

         Collateralized  Mortgage  Obligations (CMOs). CMOs are a type of mortgage  pass-through  security that are typically  issued in  multiple  series  with each  series  having a  different  maturity.  Principal  and  interest payments  from the  underlying  collateral  are first used to pay the  principal  on the series  with the  shortest maturity;  in turn, the remaining series are paid in order of their  maturities.  Therefore,  depending on the type of CMOs in which a Portfolio  invests,  the investment may be subject to greater or lesser risk than other types of mortgage-backed securities.

         Stripped  Mortgage-Backed  Securities.  Stripped  mortgage-backed  securities  are  mortgage  pass-through securities  that have been divided  into  interest and  principal  components.  "IOs"  (interest  only  securities)
receive the interest  payments on the underlying  mortgages  while "POs"  (principal only  securities)  receive the principal  payments.  The cash  flows and  yields  on IO and PO  classes  are  extremely  sensitive  to the rate of principal  payments  (including  prepayments)  on  the  underlying  mortgage  loans.  If the  underlying  mortgages experience higher than anticipated  prepayments,  an investor in an IO class of a stripped mortgage-backed security may fail to  recoup  fully  its  initial  investment,  even if the IO class is highly  rated or is  derived  from a security guaranteed by the U.S.  Government.  Conversely,  if the underlying mortgage assets experience slower than anticipated  prepayments,  the price on a PO class will be  affected  more  severely  than would be the case with a traditional  mortgage-backed  security. Unlike other fixed-income and other mortgage-backed  securities,  the value of IOs tends to move in the same direction as interest rates.

ASSET-BACKED SECURITIES:

         Asset-backed  securities  conceptually  are  similar to  mortgage  pass-through  securities,  but they are secured by and  payable  from  payments on assets  such as credit  card,  automobile  or trade  loans,  rather than mortgages.  The credit quality of these  securities  depends  primarily  upon the quality of the underlying  assets and the level of credit support or enhancement  provided. In addition,  asset-backed  securities involve prepayment risks that are similar in nature to those of mortgage pass-through securities.

CONVERTIBLE SECURITIES AND WARRANTS:

         Certain  of the  Portfolios  may  invest in  convertible  securities.  Convertible  securities  are bonds, notes,  debentures and preferred  stocks that may be converted  into or exchanged for shares of common stock.  Many convertible  securities are rated below  investment grade because they fall below ordinary debt securities in order of preference or priority on the issuer's  balance  sheet.  Convertible  securities  generally  participate  in the appreciation  or  depreciation  of the underlying  stock into which they are  convertible,  but to a lesser degree.
Frequently,  convertible  securities  are  callable by the  issuer,  meaning  that the issuer may force  conversion before the holder would otherwise choose.

         Warrants  are  options  to buy a stated  number of shares of common  stock at a  specified  price any time during  the life of the  warrants.  The value of  warrants  may  fluctuate  more  than the value of the  securities underlying  the  warrants.  A warrant will expire  without value if the rights under such warrant are not exercised prior to its expiration date.

WHEN-ISSUED, DELAYED-DELIVERY AND FORWARD COMMITMENT TRANSACTIONS:

         The  Portfolios  (other than the AST DeAM Small-Cap  Growth  Portfolio,  the AST Neuberger  Berman Mid-Cap
Growth Portfolio,  the AST Neuberger Berman Mid-Cap Value Portfolio,  the Alger All-Cap Growth  Portfolio,  the AST
Alliance Growth  Portfolio,  the AST  Alliance/Bernstein  Growth + Value Portfolio,  the AST Sanford Bernstein Core
Value Portfolio,  the AST Cohen & Steers Realty  Portfolio,  the AST Sanford Bernstein Managed Index 500 Portfolio,
and the AST Alliance Growth and Income  Portfolio) may purchase  securities on a when-issued,  delayed-delivery  or forward  commitment  basis.  These  transactions  generally  involve the  purchase of a security  with  payment and delivery due at some time in the future.  A Portfolio does not earn interest on such  securities  until  settlement and bears the risk of market  value  fluctuations  in between the  purchase  and  settlement  dates.  If the seller fails to complete the sale,  the Portfolio may lose the  opportunity to obtain a favorable  price and yield.  While the Portfolios will generally engage in such  when-issued,  delayed-delivery  and forward  commitment  transactions with the intent of actually  acquiring the securities,  a Portfolio may sometimes sell such a security prior to the settlement  date.  The AST Money Market  Portfolio  will not enter into these  commitments if they would exceed 15%
of the value of the  Portfolio's  total  assets  less its  liabilities  other  than  liabilities  created  by these commitments.

                  Certain  Portfolios may also sell securities on a  delayed-delivery  or forward commitment basis.
If the Portfolio  does so, it will not  participate  in future gains or losses on the security.  If the other party to such a transaction fails to pay for the securities, the Portfolio could suffer a loss.

ILLIQUID AND RESTRICTED SECURITIES:

         Subject to  guidelines  adopted by the Trustees of the Trust,  each  Portfolio may invest up to 15% of its net assets in  illiquid  securities  (except  for the AST Money  Market  Portfolio,  which is limited to 10% of net assets,  and the AST  Alliance/Bernstein  Growth + Value Portfolio,  the AST Sanford Bernstein Core Value Portfolio
and the AST Sanford  Bernstein  Managed Index 500  Portfolio,  which is limited to 5% of its net assets).  Illiquid securities  are those that,  because of the absence of a readily  available  market or due to legal or  contractual restrictions on resale,  cannot be sold within seven days in the ordinary course of business at  approximately  the amount at which the  Portfolio  has valued the  investment.  Therefore,  a Portfolio  may find it difficult to sell illiquid  securities at the time considered most  advantageous by its Sub-advisor and may incur expenses that would not be incurred in the sale of securities that were freely marketable.

         Certain  securities that would otherwise be considered  illiquid  because of legal  restrictions on resale to the general public may be traded among qualified  institutional  buyers under Rule 144A of the Securities Act of
1933.  These Rule 144A securities,  and well as commercial  paper that is sold in private  placements under Section
4(2) of the Securities Act, may be deemed liquid by the  Portfolio's  Sub-advisor  under the guidelines  adopted by the Trustees of the Trust.  However,  the liquidity of a Portfolio's  investments in Rule 144A securities  could be impaired if trading does not develop or declines.

REPURCHASE AGREEMENTS:

         Each  Portfolio may enter into  repurchase  agreements.  Repurchase  agreements  are agreements by which a
Portfolio  purchases a security and obtains a  simultaneous  commitment  from the seller to repurchase the security at an agreed  upon price and date.  The resale  price is in excess of the  purchase  price and  reflects  an agreed upon market rate  unrelated  to the coupon rate on the  purchased  security.  Repurchase  agreements  must be fully collateralized and can be entered into only with  well-established  banks and broker-dealers  that have been deemed creditworthy  by the  Sub-advisor.  Repurchase  transactions  are intended to be short-term  transactions,  usually with the seller  repurchasing  the securities  within seven days.  Repurchase  agreements  that mature in more than seven days are subject to a Portfolio's limit on illiquid securities.

         A  Portfolio  that  enters into a  repurchase  agreement  may lose money in the event that the other party defaults  on its  obligation  and the  Portfolio  is delayed or  prevented  from  disposing  of the  collateral.  A
Portfolio  also might  incur a loss if the value of the  collateral  declines,  and it might incur costs in selling the  collateral or asserting its legal rights under the agreement.  If a defaulting  seller filed for bankruptcy or became insolvent, disposition of collateral might be delayed pending court action.

         The AST  Neuberger  Berman  Mid-Cap  Growth  Portfolio  will not invest more than 25% of its net assets in repurchase agreements.

REVERSE REPURCHASE AGREEMENTS:

         Certain  Portfolios  (specifically,  the AST Strong  International  Equity  Portfolio,  AST Janus Overseas
Growth  Portfolio,  the AST PBHG  Small-Cap  Growth  Portfolio,  the AST Janus Mid-Cap  Growth  Portfolio,  the AST
Neuberger  Berman Mid-Cap Growth  Portfolio,  the AST Neuberger  Berman  Mid-Cap Value  Portfolio,  the AST Marsico
Capital Growth  Portfolio,  the AST JanCap Growth Portfolio,  the AST DeAM Large-Cap Value Portfolio,  the AST Lord
Abbett Bond-Debenture  Portfolio,  the AST DeAM Bond Portfolio,  the AST PIMCO Total Return Bond Portfolio, the AST
PIMCO  Limited  Maturity  Bond  Portfolio  and the AST Money Market  Portfolio)  may enter into reverse  repurchase agreements.  In a reverse repurchase  agreement,  a Portfolio sells a portfolio instrument and agrees to repurchase it at an agreed  upon date and  price,  which  reflects  an  effective  interest  rate.  It may also be viewed as a borrowing of money by the Portfolio and, like borrowing  money,  may increase  fluctuations in a Portfolio's  share price.  When entering into a reverse  repurchase  agreement,  a Portfolio must set aside on its books cash or other liquid assets in an amount sufficient to meet its repurchase obligation.

BORROWING:

         Each  Portfolio may borrow money from banks or  broker/dealers.  Each  Portfolio's  borrowings are limited so that  immediately  after such borrowing the value of the  Portfolio's  assets  (including  borrowings)  less its liabilities  (not including  borrowings) is at least three times the amount of the borrowings.  Should a Portfolio, for any reason,  have  borrowings that do not meet the above test, such Portfolio must reduce such borrowings so as to meet the necessary  test within three business  days.  Certain  Portfolios  (the AST DeAM  International  Equity
Portfolio,  the AST Strong  International  Equity  Portfolio,  the AST Gabelli  Small-Cap Value Portfolio,  the AST
Neuberger  Berman Mid-Cap Growth  Portfolio,  the AST Neuberger  Berman  Mid-Cap Value  Portfolio,  the AST Gabelli
All-Cap  Value  Portfolio,  the AST T. Rowe Price  Natural  Resources  Portfolio,  the AST DeAM  Global  Allocation
Portfolio,  the AST T. Rowe Price Asset Allocation  Portfolio and the AST Money Market Portfolio) will not purchase securities  when  outstanding  borrowings  are greater  than 5% of the  Portfolio's  total  assets.  If a Portfolio borrows money, its share price may fluctuate more widely until the borrowing is repaid.

LENDING PORTFOLIO SECURITIES:

         Each Portfolio may lend  securities  with a value of up to 33 1/3% of its total assets to  broker-dealers, institutional  investors,  or others  (collectively,  a "Borrower") for the purpose of realizing additional income.
Voting  rights  on  loaned  securities  typically  pass to the  borrower,  although  a  Portfolio  has the right to terminate a securities  loan,  usually within three  business days, in order to vote on significant  matters or for other  reasons.  All  securities  loans will be  collateralized  by cash or securities  issued or guaranteed by the
U.S.  Government  or its  agencies at least equal in value to the market value of the loaned  securities.  Any cash collateral  received  by a  Portfolio  in  connection  with such loans  normally  will be  invested  in  short-term instruments,  which may not be  immediately  liquid under  certain  circumstances.  Any losses  resulting  from the investment of cash  collateral  would be borne by the lending  Portfolio.  The  Portfolio  could also suffer a loss where the value of the  collateral  falls  below the market  value of the  borrowed  securities,  in the event of a
Borrower's  default.  These events could  trigger  adverse tax  consequences  to a  Portfolio.  Lending  securities involves  certain other risks,  including the risk that the Portfolio will be delayed or prevented from  recovering the collateral if the borrower  fails to timely return a loaned  security and the risk that an increase in interest rates may result in unprofitable securities loans made to Borrowers.

OTHER INVESTMENT COMPANIES:

         The Trust has made  arrangements  with certain money market mutual funds so that the  Sub-advisors for the various  Portfolios  can "sweep"  excess cash balances of the  Portfolios  to those funds for temporary  investment purposes.  In addition,  certain  Sub-advisors  may invest  Portfolio assets in money market funds that they advise or in other investment  companies.  Mutual funds pay their own operating expenses,  including investment management fees, and the Portfolios,  as shareholders in these mutual funds, will indirectly pay their  proportionate share of such funds'  expenses.  Furthermore,  some  Portfolios,  including the AST DeAM Global  Allocation  Portfolio,  may focus their investments in mutual funds.

EXCHANGE-TRADED FUNDS (ETFs):

         ETFs are a type of  investment  company  bought and sold on a  securities  exchange.  An ETF  represents a fixed  portfolio of  securities  designed to track a particular  market  index.  Consistent  with their  respective investment objectives and when otherwise  permissible,  the various portfolios could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting  purchase of underlying  securities.  The risks of owning an ETF  generally  reflect  the risks of owning the  underlying  securities  they are  designed  to track,  although  lack of liquidity in an ETF could result in it being more  volatile.  ETFs have  management  fees which increase their costs.

SHORT SALES "AGAINST THE BOX":

         While none of the  Portfolios  will make  short  sales  generally,  the AST  Strong  International  Equity
Portfolio,  the AST Janus Overseas Growth Portfolio,  the AST American Century International Growth Portfolio,  the
AST PBHG  Small-Cap  Growth  Portfolio,  the AST Goldman Sachs  Small-Cap  Value  Portfolio,  the AST Janus Mid-Cap
Growth  Portfolio,  the AST JanCap Growth  Portfolio,  the AST DeAM  Large-Cap  Value  Portfolio,  the AST American
Century  Income & Growth  Portfolio,  the AST MFS Growth  with Income  Portfolio,  the AST  Gabelli  All-Cap  Value
Portfolio,  the AST INVESCO Equity Income  Portfolio,  the AST DeAM Global Allocation  Portfolio,  the AST American
Century Strategic Balanced Portfolio,  the AST DeAM Bond Portfolio,  the AST PIMCO Total Return Bond Portfolio, and
the AST PIMCO Limited  Maturity  Bond  Portfolio  make short sales  "against the box." A short sale against the box involves  selling a security that the Portfolio  owns, or has the right to obtain  without  additional  costs,  for delivery at a specified  date in the future.  A Portfolio  may make a short sale  against the box to hedge  against anticipated  declines  in the  market  price of a  portfolio  security.  If the value of the  security  sold  short increases instead, the Portfolio loses the opportunity to participate in the gain.

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Mailing Address
American Skandia Trust
One Corporate Drive
Shelton, CT 06484

Investment Manager
American Skandia Investment Services, Incorporated
One Corporate Drive
Shelton, CT 06484

Sub-Advisors
Alliance Capital Management L.P.
American Century Investment Management, Inc.
Cohen & Steers Capital Management, Inc.
Deutsche Asset Management, Inc.
Federated Investment Counseling
Fred Alger Management, Inc.
GAMCO Investors, Inc.
Goldman Sachs Asset Management
INVESCO Funds Group, Inc.
Janus Capital Management LLC
Lord, Abbett & Co.
Marsico Capital Management, LLC
Massachusetts Financial Services Company
Neuberger Berman Management Inc.
Pacific Investment Management Company LLC
Pilgrim Baxter & Associates, Ltd.
Sanford C. Bernstein & Co., LLC
Strong Capital Management, Inc.
T. Rowe Price Associates, Inc.
T. Rowe Price International, Inc.
Wells Capital Management, Inc.

Custodians
PFPC Trust Company                                                     JP Morgan Chase Bank
400 Bellevue Parkway                                                   4 MetroTech Center
Wilmington, DE 19809                                                   Brooklyn, NY 11245

Administrator
Transfer and Shareholder Servicing Agent
PFPC Inc.
103 Bellevue Parkway
Wilmington, DE 19809

Independent Accountants
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281

Legal Counsel
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103

INVESTOR INFORMATION SERVICES:

         Shareholder  inquiries  should be made by calling  (800)  752-6342 or by writing to the  American  Skandia
Trust at One Corporate Drive, Shelton, Connecticut 06484.

         Additional  information about the Portfolios is included in a Statement of Additional  Information,  which is incorporated by reference into this  Prospectus.  Additional  information  about the Portfolios'  investments is available  in the annual and  semi-annual  reports to holders of  variable  annuity  contracts  and  variable  life insurance  policies.  In the annual  reports,  you will find a discussion of the market  conditions  and investment strategies that  significantly  affected each  Portfolio's  performance  during its last fiscal year. The Statement of Additional  Information and additional copies of annual and semi-annual  reports are available without charge by calling the above number.

         Delivery  of  Prospectus  and other  Documents  to  Households.  To lower  costs and  eliminate  duplicate documents sent to your address,  the Trust, in accordance with applicable laws and  regulations,  may begin mailing only one copy of the Trust's prospectus,  prospectus supplements,  annual and semi-annual reports, proxy statements and  information  statements,  or any other  required  documents to your address even if more than one  shareholder lives there. If you have previously  consented to have any of these  documents  delivered to multiple  investors at a shared  address,  as required by law, and wish to revoke this  consent of  otherwise  would prefer to continue to receive your own copy, you should call  1-800-SKANDIA  or write to "American  Skandia Trust,  c/o American  Skandia
Life  Assurance  Corporation."  at P.O.  Box  7038,  Bridgeport,  CT  06601-9642.  The  Trust  will  begin  sending individual copies to you within thirty days of receipt of revocation.

         The  information  in the Trust's  filings with the  Securities  and  Exchange  Commission  (including  the
Statement  of  Additional  Information)  is  available  from the  Commission.  Copies  of this  information  may be obtained,  upon payment of duplicating fees, by electronic request to  publicinfo@sec.gov  or by writing the Public
                                                                       ------------------
Reference  Section of the  Commission,  Washington,  D.C.  20549-0102.  The  information  can also be reviewed  and copied at the  Commission's  Public Reference Room in Washington,  D.C.  Information on the operation of the Public
Reference Room may be obtained by calling the Commission at  1-202-942-8090.  Finally,  information about the Trust is available on the EDGAR database on the Commission's Internet site at http://www.sec.gov.
                                                                        ------------------

Investment Company Act File No. 811-5186

STATEMENT OF ADDITIONAL INFORMATION                                                                             May 1, 2002

                                                       AMERICAN SKANDIA TRUST
                                          One Corporate Drive, Shelton, Connecticut 06484
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American  Skandia  Trust (the "Trust") is a managed,  open-end  investment  company whose  separate  portfolios  ("Portfolios")  are diversified,  unless  otherwise  indicated.  The Trust seeks to meet the differing  objectives of its Portfolios.  Currently,  these
Portfolios are the AST Strong International Equity Portfolio (formerly,  the AST AIM International Equity Portfolio),  the AST Janus
Overseas Growth Portfolio,  the AST American Century  International  Growth Portfolio,  the AST DeAM International  Equity Portfolio
(formerly,  the AST Founders  Passport  Portfolio),  the AST MFS Global Equity  Portfolio,  the AST PBHG Small-Cap  Growth Portfolio
(formerly,  the AST Janus Small-Cap Growth Portfolio),  the AST DeAM Small-Cap Growth Portfolio (formerly, the AST Scudder Small-Cap
Growth Portfolio),  the AST Federated Aggressive Growth Portfolio,  the AST Goldman Sachs Small-Cap Value Portfolio  (formerly,  the
AST Lord Abbett  Small Cap Value  Portfolio),  the AST Gabelli  Small-Cap  Value  Portfolio  (formerly,  the AST T. Rowe Price Small
Company Value  Portfolio),  the DeAM Small-Cap Value  Portfolio,  the AST Janus Mid-Cap Growth  Portfolio,  the AST Neuberger Berman
Mid-Cap  Growth  Portfolio,  the AST Neuberger  Berman Mid-Cap Value  Portfolio,  the AST Alger All-Cap  Growth  Portfolio,  the AST
Gabelli All-Cap Value Portfolio,  the AST T. Rowe Price Natural Resources Portfolio,  the AST Alliance Growth Portfolio, the AST MFS
Growth  Portfolio,  the AST Marsico  Capital  Growth  Portfolio,  the AST JanCap Growth  Portfolio,  the AST DeAM  Large-Cap  Growth
Portfolio,  the AST DeAM Large-Cap Value Portfolio (formerly,  the AST Janus Strategic Value Portfolio),  the AST Alliance/Bernstein
Growth + Value Portfolio,  the AST Sanford Bernstein Core Value Portfolio,  the AST Cohen & Steers Realty Portfolio, the AST Sanford
Bernstein  Managed Index 500 Portfolio,  the AST American  Century  Income & Growth  Portfolio,  the AST Alliance  Growth and Income
Portfolio,  the AST MFS Growth with Income  Portfolio,  the AST INVESCO  Equity  Income  Portfolio,  the AST DeAM Global  Allocation
Portfolio (formerly,  the AST AIM Balanced Portfolio),  the AST American Century Strategic Balanced Portfolio, the AST T. Rowe Price
Asset  Allocation  Portfolio,  the AST T. Rowe Price Global Bond  Portfolio,  the AST Federated High Yield  Portfolio,  the AST Lord
Abbett  Bond-Debenture  Portfolio,  the AST DeAM Bond Portfolio,  the AST PIMCO Total Return Bond  Portfolio,  the AST PIMCO Limited
Maturity Bond Portfolio and the AST Money Market Portfolio.

American  Skandia  Investment  Services,  Incorporated  ("ASISI") is the investment  manager  ("Investment  Manager") for the Trust.
Currently,  ASISI engages a sub-advisor  ("Sub-advisor") for each Portfolio.  The Sub-advisor for each Portfolio is as follows:  (a)
Strong Capital Management,  Inc.: AST Strong  International  Equity Portfolio;  (b) Janus Capital Management LLC: AST Janus Overseas
Growth Portfolio,  AST Janus Mid-Cap Growth  Portfolio,  AST JanCap Growth Portfolio;  (c) American Century  Investment  Management,
Inc.: AST American Century  International  Growth Portfolio,  AST American Century Income & Growth  Portfolio,  AST American Century
Strategic  Balanced  Portfolio;  (d) Deutsche Asset Management,  Inc.: AST DeAM International  Equity Portfolio,  AST DeAM Small-Cap
Growth  Portfolio,  AST DeAM Small-Cap Value  Portfolio,  AST DeAM Large-Cap Growth  Portfolio,  AST DeAM Large-Cap Value Portfolio,
DeAM Global Allocation  Portfolio,  AST DeAM Bond Portfolio;  (e) Massachusetts  Financial  Services Company:  AST MFS Global Equity
Portfolio,  AST MFS Growth  Portfolio,  AST MFS Growth with  Income  Portfolio;  (f) Pilgrim  Baxter &  Associates,  Ltd.:  AST PBHG
Small-Cap Growth Portfolio;  (g) Federated  Investment  Counseling:  AST Federated  Aggressive Growth Portfolio,  AST Federated High
Yield Portfolio;  (h) Goldman Sachs Asset Management:  AST Goldman Sachs Small-Cap Value Portfolio:  (i) GAMCO Investors,  Inc.; AST
Gabelli Small-Cap Value Portfolio,  AST Gabelli All-Cap Value Portfolio;  (j) Fred Alger Management,  Inc.: AST Alger All-Cap Growth
Portfolio;  (k) Neuberger Berman Management Inc.: AST Neuberger Berman Mid-Cap Value Portfolio,  AST Neuberger Berman Mid-Cap Growth
Portfolio;  (l) T. Rowe Price Associates,  Inc.: AST T. Rowe Price Natural Resources  Portfolio,  AST T. Rowe Price Asset Allocation
Portfolio;  (m) Alliance Capital  Management L.P.: AST Alliance Growth Portfolio,  the growth portion of the AST  Alliance/Bernstein
Growth + Value  Portfolio,  AST Alliance  Growth and Income  Portfolio;  (n) Marsico  Capital  Management,  LLC: AST Marsico Capital
Growth  Portfolio;  (o) Sanford C. Bernstein & Co., LLC: the value portion of the AST  Alliance/Bernstein  Growth + Value Portfolio,
AST Sanford  Bernstein  Managed  Index 500  Portfolio,  AST  Sanford  Bernstein  Core Value  Portfolio;  (p) Cohen & Steers  Capital
Management,  Inc.: AST Cohen & Steers Realty Portfolio;  (q) INVESCO Funds Group, Inc.: AST INVESCO Equity Income Portfolio;  (r) T.
Rowe Price  International,  Inc.:  AST T. Rowe Price Global Bond  Portfolio (s) Lord,  Abbett & Co.: AST Lord Abbett  Bond-Debenture
Portfolio;  (t) Pacific Investment  Management  Company LLC: AST PIMCO Total Return Bond Portfolio,  AST PIMCO Limited Maturity Bond
Portfolio;  and (u) Wells Capital Management, Incorporated: AST Money Market Portfolio.

This  Statement  of  Additional  Information  is not a  prospectus.  It  should  be read in  conjunction  with the  Trust's  current
Prospectus,  a copy of which may be  obtained  by  writing  the  Trust's  administrative  office at One  Corporate  Drive,  Shelton,
Connecticut 06484 or by calling (203) 926-1888.             This Statement relates to the Trust's Prospectus dated May 1, 2002.

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GENERAL INFORMATION AND HISTORY:

        Prior to May 1,  1992,  the Trust  was known as the  Henderson  International  Growth  Fund,  which  consisted  of only one portfolio.  This  Portfolio is now known as the AST Strong  International  Equity  Portfolio  (formerly,  the AST AIM  International
Equity Portfolio,  the AST Putnam  International Equity Portfolio and the Seligman Henderson  International  Equity Portfolio).  The
AST Alliance Growth and Income  Portfolio  (formerly,  the AST Lord Abbett Growth and Income  Portfolio) was first offered as of May
1, 1992.  The AST JanCap Growth  Portfolio  and the AST Money Market  Portfolio  were first offered as of November 4, 1992.  The AST
Neuberger  Berman Mid-Cap Value Portfolio  (formerly,  the Federated  Utility Income  Portfolio) and the AST DeAM Global  Allocation
Portfolio  (formerly,  the AIM Balanced  Portfolio,  the AST Putnam Balanced Portfolio and the AST Phoenix Balanced Asset Portfolio)
were first offered as of May 1, 1993.  The AST Federated High Yield  Portfolio,  the AST T. Rowe Price Asset  Allocation  Portfolio,
AST PBHG Small-Cap Growth  Portfolio  (formerly,  the AST Janus Small-Cap  Growth  Portfolio and the Founders  Capital  Appreciation
Portfolio),  the AST INVESCO  Equity  Income  Portfolio  and the AST PIMCO  Total  Return Bond  Portfolio  were first  offered as of
December 31, 1993. The AST T. Rowe Price Global Bond Portfolio  (formerly,  the AST Scudder  International Bond Portfolio) was first offered as of May 1, 1994. The AST Neuberger Berman Mid-Cap Growth  Portfolio  (formerly,  the Berger Capital Growth  Portfolio) was first offered as of October 19, 1994. The AST DeAM  International  Equity Portfolio  (formerly,  AST Founders Passport Portfolio and the Seligman  Henderson  International  Small Cap Portfolio),  the AST T. Rowe Price Natural  Resources  Portfolio and the AST PIMCO
Limited  Maturity  Bond  Portfolio  were first  offered as of May 2, 1995.  The AST Alliance  Growth  Portfolio  (formerly,  the AST
Oppenheimer  Large-Cap  Growth Portfolio and the Robertson  Stephens Value + Growth  Portfolio) was first offered as of May 2, 1996.
The AST Janus Overseas Growth Portfolio,  the AST Gabelli Small-Cap Value Portfolio  (formerly,  the AST T. Rowe Price Small Company
Value Portfolio),  the AST American Century  International  Growth Portfolio,  the AST American Century Strategic Balanced Portfolio
and the AST American  Century  Income & Growth  Portfolio  (formerly,  the AST Putnam Value  Growth & Income  Portfolio)  were first offered as of January 2, 1997.  The AST Marsico  Capital  Growth  Portfolio  was first  offered as of  December  22,  1997.  The AST
Goldman Sachs Small-Cap Value Portfolio  (formerly,  the AST Lord Abbett Small Cap Value  Portfolio),  the AST Cohen & Steers Realty
Portfolio,  and the AST Sanford Bernstein Managed Index 500 Portfolio (formerly,  the AST Bankers Trust Managed Index 500 Portfolio)
were first offered as of January 2, 1998.  The AST DeAM Small-Cap  Growth  Portfolio  (formerly,  the AST Scudder  Small-Cap  Growth
Portfolio) was first offered as of January 4, 1999. The AST MFS Global Equity  Portfolio,  the AST MFS Growth  Portfolio and the AST
MFS Growth with Income  Portfolio  were first  offered as of October 18, 1999.  The AST Alger  All-Cap  Growth  Portfolio  was first offered as of December 30, 1999.  The AST Janus Mid-Cap  Growth  Portfolio  was first  offered as of May 1, 2000.  The AST Federated
Aggressive Growth Portfolio,  the AST Gabelli All-Cap Value Portfolio,  the AST DeAM Large-Cap Value Portfolio (formerly,  the Janus
Strategic  Value  Portfolio)  and the AST Lord Abbett  Bond-Debenture  Portfolio  were first  offered on October 23,  2000.  The AST
Alliance/Bernstein  Growth + Value  Portfolio and the AST Sanford  Bernstein Core Value Portfolio were first offered on May 1, 2001.
The AST DeAM  Small-Cap  Growth  Portfolio,  the AST DeAM  Large-Cap  Growth  Portfolio and the AST DeAM Bond Portfolio had not been offered prior to the date of this Statement.

INVESTMENT OBJECTIVES AND POLICIES:

        The following  information  supplements,  and should be read in conjunction with, the discussion in the Trust's  Prospectus of the investment  objective and policies of each Portfolio.  The investment  objective and supplemental  information  regarding the investment  policies for each of the  Portfolios  are described  below and should be  considered  separately.  Each  Portfolio has a different  investment  objective and certain policies may vary. As a result,  the risks,  opportunities and return in each Portfolio may differ.  There can be no  assurance  that any  Portfolio's  investment  objective  will be  achieved.  Certain  risk  factors in relation to various  securities  and  instruments in which the Portfolios may invest are described in this Statement and the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

       The investment  objective and the investment policies and limitations of each Portfolio,  unless otherwise  specified,  are not  "fundamental"  policies and may be changed by the Board of Trustees of the Trust without  approval of the  shareholders  of the affected Portfolio.  Those investment  policies  specifically  labeled as fundamental,  including those described in the "Investment
Restrictions"  section of this Statement,  may not be changed without  shareholder  approval.  Fundamental  investment policies of a
Portfolio  may be changed  only with the  approval  of at least the lesser of (1) 67% or more of the total  shares of the  Portfolio represented at a meeting at which more than 50% of the  outstanding  shares of the Portfolio are  represented,  or (2) a majority of the outstanding shares of the Portfolio.

AST Strong International Equity Portfolio:

Investment  Objective:  The investment objective of the Portfolio (formerly,  the AST AIM International Equity Portfolio) is to seek long-term  capital  growth by investing in a  diversified  portfolio of  international  equity  securities  the issuers of which are considered by the Sub-advisor to have strong earnings momentum.

Investment Policies:

         Real Estate  Investment  Trusts  ("REITs").  The  Portfolio may invest in equity  and/or debt  securities  issued by REITs.
Such investments will not exceed 5% of the total assets of the Portfolio.

         REITs are trusts  that sell  equity or debt  securities  to  investors  and use the  proceeds  to invest in real  estate or interests therein. A REIT may focus on particular types of projects,  such as apartment  complexes,  or geographic regions,  such as the Southeastern United States, or both.

         To the extent that the Portfolio  invests in REITs, it could  conceivably own real estate directly as a result of a default on the securities it owns. The Portfolio,  therefore,  may be subject to certain risks  associated with the direct ownership of real estate,  including difficulties in valuing and trading real estate,  declines in the value of real estate,  environmental  liability risks,  risks  related to general  and local  economic  conditions,  adverse  change in the climate for real  estate,  increases  in property taxes and operating expenses,  changes in zoning laws, casualty or condemnation  losses,  limitations on rents,  changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

         In addition  to the risks  described  above,  equity  REITs may be  affected by any changes in the value of the  underlying property  owned by the trusts,  while  mortgage  REITs may be affected by the quality of any credit  extended.  Equity and  mortgage
REITs are dependent upon  management  skill,  and are generally not  diversified  and therefore are subject to the risk of financing single or a limited  number of  projects.  Such  trusts are also  subject  to heavy cash flow  dependency,  defaults  by  borrowers, self-liquidation,  and the  possibility  that the REIT will fail to maintain its  exemption  from the 1940 Act.  Changes in interest rates may also affect the value of debt  securities of REITs held by the  Portfolio.  By investing in REITs  indirectly  through the
Portfolio,  a shareholder will bear not only his/her  proportionate  share of the expenses of the Portfolio,  but also,  indirectly, similar expenses of the REITs.

         Reverse  Repurchase  Agreements.  The Portfolio  may employ  reverse  repurchase  agreements  (i) for  temporary  emergency purposes,  such as to meet  unanticipated net redemptions so as to avoid liquidating other portfolio  securities during  unfavorable market  conditions;  (ii) to cover short-term cash  requirements  resulting from the timing of trade  settlements;  or (iii) to take advantage  of market  situations  where  the  interest  income to be earned  from the from the  investment  of the  proceeds  of the transaction is greater than the interest  expense of the  transaction.  The Portfolio may enter into reverse  repurchase  agreements in amounts not  exceeding  10% of the value of its total  assets.  Reverse  repurchase  agreements  involve the risk that the market value of securities  retained by the Portfolio in lieu of liquidation may decline below the repurchase  price of the securities sold by the Portfolio  that it is obligated to  repurchase.  This risk could cause a reduction in the net asset value of the  Portfolio's shares.

         Additional  information about reverse  repurchase  agreements and their risks are included in the Trust's  Prospectus under
"Certain Risk Factors and Investment Methods."

         Lending of Portfolio  Securities.  While  securities  are being lent, the Portfolio will continue to receive the equivalent of the interest or dividends  paid by the issuer on the  securities,  as well as interest on the  investment of the  collateral or a fee from the borrower.  The Portfolio has the right to call its loans and obtain the  securities on three  business days' notice or, in  connection  with  securities  trading on foreign  markets,  within such  longer  period of time that  coincides  with the normal settlement  period for purchases and sales of such securities in such foreign markets.  The risks in lending  portfolio  securities, as with other extensions of secured credit,  consist of possible delay in receiving additional  collateral or in the recovery of the securities or possible loss of rights in the  collateral  should the borrower fail  financially.  Additional  information  about the lending of  portfolio  securities  is  included in this  Statement  and the  Trust's  Prospectus  under  "Certain  Risk  Factors and
Investment Methods."

         Borrowings.  The Portfolio may borrow money to a limited extent from banks for temporary or emergency  purposes  subject to the limitations  under the 1940 Act. In addition,  the Portfolio does not intend to engage in leverage;  therefore,  consistent with current  interpretations of the SEC, the Portfolio will not purchase additional  securities while borrowings from banks exceed 5% of the Portfolio's  total assets.  Additional  information  about borrowing is included in the Trust's  Prospectus  under "Certain Risk
Factors and Investment Methods."

         Securities  Issued on a When-Issued or  Delayed-Delivery  Basis.  The Portfolio may purchase  securities on a "when-issued"
basis,  that is,  delivery of and payment for the  securities is not fixed at the date of purchase,  but is set after the securities are  issued  (normally  within  forty-five  days  after  the date of the  transaction).  The  Portfolio  also may  purchase  or sell securities  on a  delayed-delivery  basis.  The  payment  obligation  and the  interest  rate that will be  received  on the delayed delivery-securities  are fixed at the time the buyer enters into the commitment.  If the Portfolio purchases a when-issued  security or enters into a  delayed-delivery  agreement,  the  Portfolio's  custodian  bank will  segregate  cash or other liquid assets in an amount at least  equal to the  when-issued  commitment  or  delayed-delivery  agreement  commitment.  Additional  information  about when-issued and  delayed-delivery  transactions  and their risks is included in this Statement and in the Trust's  Prospectus  under
"Certain Risk Factors and Investment Methods."

         Short Sales  "Against the Box." As  described in the Trust's  Prospectus,  the  Portfolio  may from time to time make short sales against the box. To secure its  obligation to deliver the  securities  sold short,  the Portfolio  will deposit in escrow in a separate  account with its custodian an equal amount of the securities  sold short or securities  convertible  into or  exchangeable for such  securities.  Because  the  Portfolio  ordinarily  will want to  continue  to receive  interest  and  dividend  payments on securities in its portfolio  that are  convertible  into the  securities  sold short,  the Portfolio will normally close out a short position  covered by convertible  securities by purchasing and delivering an equal amount of the securities sold short,  rather than by delivering the convertible securities that it already holds.

         The  Portfolio  will make a short sale, as a hedge,  when it believes  that the price of a security may decline,  causing a decline in the value of a security owned by the Portfolio or a security  convertible  into or  exchangeable  for such  security.  In such case, any future losses in the Portfolio's  long position should be reduced by a gain in the short  position.  Conversely,  any gain in the long position  should be reduced by a loss in the short  position.  The extent to which such gains or losses are reduced will depend upon the amount of the security sold short  relative to the amount the Portfolio  owns,  either  directly or indirectly, and, in the case where the Portfolio owns convertible  securities,  changes in the conversion  premium. In determining the number of shares to be sold short against the Portfolio's position in a convertible  security,  the anticipated  fluctuation in the conversion premium is  considered.  The  Portfolio  may also make short sales to generate  additional  income from the  investment  of the cash proceeds of short  sales.  In no event may more than 10% of the value of the  Portfolio's  total  assets be  deposited or pledged as collateral for short sales at any time.

         Foreign  Securities.  The  Portfolio  normally  invests  primarily in foreign  securities,  including  American  Depositary
Receipts  ("ADRs") and European  Depositary  Receipts  ("EDRs").  Generally,  ADRs, in registered  form, are designed for use in the
United States  securities  markets,  and EDRs, in bearer form, are designed for use in European  securities  markets.  ADRs and EDRs may be listed on stock  exchanges,  or traded in OTC markets in the United  States or Europe,  as the case may be. ADRs,  like other securities traded in the United States, will be subject to negotiated commission rates.

         To the extent the Portfolio  invests in  securities  denominated  in foreign  currencies,  the Portfolio  bears the risk of changes in the exchange rates between U.S.  currency and the foreign  currency,  as well as the  availability  and status of foreign securities  markets.  The  Portfolio's  investments  in securities  denominated in foreign  currencies  generally will be marketable equity  securities  (including  common and  preferred  stock,  depositary  receipts for stock and fixed income or equity  securities exchangeable  for or  convertible  into stock) of foreign  companies that  generally are listed on a recognized  foreign  securities exchange or traded in a foreign  over-the-counter  market.  The Portfolio may also invest in foreign securities listed on recognized
U.S. securities exchanges or traded in the U.S. over-the-counter market.

         Investments by the Portfolio in foreign  securities,  whether  denominated in U.S.  currencies or foreign  currencies,  may entail risks that are greater than those  associated  with domestic  investments.  The risks of investing in foreign  securities are discussed in detail in this Statement and the Trust's  Prospectus  under "Certain Risk Factors and Investment  Methods."  Investment
by the  Portfolio  in ADRs,  EDRs and  similar  securities  also may entail some or all or these  risks.  The  Sub-advisor  seeks to mitigate the risks associated with foreign investment through diversification and active professional management.

                  Developing  Countries.  A developing  country or emerging market country can be considered to be a country that is in the initial stages of its  industrialization  cycle.  Currently,  emerging markets  generally  include every country in the world other than the developed  European  countries  (primarily in Western  Europe),  the United States,  Canada,  Japan,  Australia,  New
Zealand,  Hong Kong and Singapore.  The characteristics of markets can change over time.  Currently,  the Sub-advisor  believes that investing  in many  emerging  markets is not  desirable or feasible  because of the lack of adequate  custody  arrangements  for the
Portfolio's assets, overly burdensome  repatriation and similar  restrictions,  the lack of organized and liquid securities markets, unacceptable  political risks or other reasons.  As desirable  opportunities  to invest in securities in emerging  markets  develop, the Portfolio may expand and further broaden the group of emerging markets in which it invests.

         Many of the risks  relating  to foreign  securities  generally  will be greater for  emerging  markets  than for  developed
countries.   Many  emerging  markets  have  experienced  substantial  rates  of  inflation  for  many  years.  Inflation  and  rapid fluctuations  in inflation  rates have had and may continue to have very negative  effects on the economies and  securities  markets for certain  developing  markets.  Economies in emerging  markets  generally  are heavily  dependent  upon  international  trade and accordingly,  have been and may continue to be affected  adversely by trade  barriers,  exchange  controls,  managed  adjustments in relative  currency  values and other  protectionist  measures  imposed or negotiated by the countries  with which they trade.  These economies  also have been and may continue to be affected  adversely by economic  conditions in the countries with which they trade.
There also may be a lower level of  securities  market  monitoring  and  regulation  of  developing  markets and the  activities  of investors in such markets,  and enforcement of existing  regulations has been extremely  limited.  The possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries.

         In addition,  brokerage  commissions,  custodial  services and other costs  relating to investment  in foreign  markets are often higher than the costs of investing in the United States;  this is  particularly  true with respect to emerging  markets.  Such markets have different  settlement and clearance  procedures.  In certain markets there have been times when  settlements  have been unable to keep pace with the volume of securities  transactions,  making it difficult to conduct such transactions.  Such settlement problems  may cause  emerging  market  securities  to be  illiquid.  The  inability of the  Portfolio  to make  intended  securities purchases due to settlement  problems could cause the Portfolio to miss attractive  investment  opportunities.  Inability to dispose of a portfolio  security caused by settlement  problems could result in losses to the Portfolio due to subsequent  declines in value of the portfolio  security or, if the  Portfolio has entered into a contract to sell the security,  could result in liability to the purchaser.  Certain  emerging  markets  may lack  clearing  facilities  equivalent  to those in  developed  countries.  Accordingly, settlements can pose additional  risks in such markets and ultimately can expose the Portfolio to the risk of losses  resulting from its inability to recover from a counterparty.

         The risk also exists that an emergency  situation  may arise in one or more  emerging  markets as a result of which trading of securities may cease or may be substantially  curtailed and prices for the Portfolio's  portfolio  securities in such markets may not be readily available.  The Portfolio's  portfolio  securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Trust's Board of Trustee.

         Portfolio  Turnover.  Any  particular  security will be sold, and the proceeds  reinvested,  whenever such action is deemed prudent from the viewpoint of the Portfolio's  investment objective,  regardless of the holding period of that security.  Additional information  about  portfolio  turnover is included in this Statement  under  "Portfolio  Transactions"  and the Trust's  Prospectus
under  "Portfolio Turnover."

         Options,  Futures  and  Currency  Strategies.  The  Portfolio  may use forward  contracts,  futures  contracts,  options on securities,  options on indices,  options on  currencies,  and options on futures  contracts to attempt to hedge against the overall level of investment and currency risk normally  associated with the Portfolio's  investments.  These  instruments are often referred to as  "derivatives,"  which may be defined as  financial  instruments  whose  performance  is derived,  at least in part,  from the performance of another asset (such as a security, currency or an index of securities).

         General  Risks of Options,  Futures and Currency  Strategies.  The use by the Portfolio of options,  futures  contracts and forward currency contracts involves special  considerations and risks. For example,  there might be imperfect  correlation,  or even no  correlation,  between  the price  movements  or an  instrument  (such as an option  contract)  and the  price  movements  of the investments  being hedged.  In these  circumstances,  if a "protective  put" is used to hedge a potential  decline in a security and the  security  does  decline in price,  the put  option's  increased  value may not  completely  offset  the loss in the  underlying security.  Such a lack of correlation  might occur due to factors  unrelated to the value of the investments  being hedged,  such as changing  interest rates,  market  liquidity,  and speculative or other pressures on the markets in which the hedging  instrument is traded.

         The  Portfolio  will not enter into a hedging  transaction  if the  Sub-advisor  determines  that the cost of hedging  will exceed the potential benefit to the Portfolio.

         Additional  information on these  instruments is included in this Statement and the Trust's  Prospectus under "Certain Risk
Factors and Investment Methods."  Certain risks pertaining to particular strategies are described in the sections that follow.

                   Cover.  Transactions  using forward  contracts,  futures contracts and options (other than options purchased by a
Portfolio)  expose the Portfolio to an obligation to another  party. A Portfolio  will not enter into any such  transactions  unless it owns either (1) an offsetting  ("covered")  position in securities,  currencies,  or other options,  forward contracts or futures contracts  or (2) cash or liquid  assets with a value  sufficient  at all times to cover its  potential  obligations  not covered as provided in (1) above.  The Portfolio will comply with SEC guidelines  regarding cover for these  instruments and, if the guidelines so require, set aside cash or liquid securities.

                  Assets used as cover cannot be sold while the position in the corresponding forward contract,  futures contract or option is open,  unless they are replaced with other  appropriate  assets.  If a large  portion of a Portfolio's  assets is used for cover or otherwise set aside, it could affect portfolio  management or the Portfolio's  ability to meet redemption requests or other current obligations.

                  Writing Call Options.  The  Portfolio  may write (sell)  covered call options on  securities,  futures  contracts, forward  contracts,  indices and currencies.  Writing call options can serve as a limited hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option.

                  Writing Put  Options.  The  Portfolio  may write  (sell) put options on  securities,  futures  contracts,  forward contracts,  indices  and  currencies.  The  Portfolio  would write a put option at an  exercise  price that,  reduced by the premium received on the option,  reflects the lower price it is willing to pay for the underlying security,  contract or currency.  The risk in such a  transaction  would be that the market price of the  underlying  security,  contract or currency  would  decline below the exercise price less the premium received.

                  Purchasing  Put Options.  The  Portfolio  may  purchase  put options on  securities,  futures  contracts,  forward contracts,  indices and currencies.  The Portfolio may enter into closing sale transactions  with respect to such options,  exercise such option or permit such option to expire.

         The  Portfolio  may also  purchase put options on  underlying  securities,  contracts or  currencies  against  which it has written  other put  options.  For example,  where the  Portfolio  has written a put option on an  underlying  security,  rather than entering a closing  transaction of the written option,  it may purchase a put option with a different strike price and/or expiration date that would  eliminate  some or all of the risk  associated  with the written put. Used in  combinations,  these  strategies are commonly  referred to as "put  spreads."  Likewise,  the  Portfolio may write call options on  underlying  securities,  contracts or currencies against which it has purchased protective put options.  This strategy is commonly referred to as a "collar."

         Purchasing  Call  Options.  The Portfolio  may purchase  covered call options on  securities,  futures  contracts,  forward contracts,  indices and currencies.  The Portfolio may enter into closing sale transactions  with respect to such options,  exercise such options or permit such options to expire.

         The  Portfolio  may also purchase  call options on  underlying  securities,  contracts or  currencies  against which it has written other call options.  For example,  where the  Portfolio  has written a call option on an  underlying  security,  rather than entering a closing  transaction  of the  written  option,  it may  purchase a call  option  with a  different  strike  price  and/or expiration  date that would  eliminate  some or all of the risk  associated  with the  written  call.  Used in  combinations,  these strategies are commonly referred to as "call spreads."

         Options  may be  either  listed  on an  exchange  or  traded  in  over-the-counter  ("OTC")  markets.  Listed  options  are third-party  contracts  (i.e.,  performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized  strike prices and expiration  dates. OTC options are two-party  contracts with negotiated strike prices and  expiration  dates.  The  Portfolio  will not purchase an OTC option unless it believes  that daily  valuations  for such options are readily  obtainable.  OTC options differ from  exchange-traded  options in that OTC options are transacted  with dealers directly  and  not  through  a  clearing  corporation  (which  would  guarantee  performance).  Consequently,  there  is a  risk  of non-performance  by the dealer.  Since no exchange  is  involved,  OTC options are valued on the basis of an average of the last bid prices obtained from dealers,  unless a quotation from only one dealer is available,  in which case only that dealer's price will be used.

                  Index  Options.  The risks of  investment  in index  options may be greater  than options on  securities.  Because index  options are settled in cash,  when the  Portfolio  writes a call on an index it cannot  provide in advance for its  potential settlement  obligations by acquiring and holding the underlying  securities.  The Portfolio can offset some of the risk of writing a call index option  position by holding a  diversified  portfolio of  securities  similar to those on which the  underlying  index is based.  However,  the Portfolio cannot, as a practical matter,  acquire and hold a portfolio  containing exactly the same securities as underlie the index and, as a result,  bears a risk that the value of the securities  held will not be perfectly  correlated  with the value of the index.

                  Limitations  on Options.  The Portfolio  will not write  options if,  immediately  after such sale,  the aggregate value of securities or obligations  underlying the outstanding  options exceeds 20% of the Portfolio's  total assets.  The Portfolio will not purchase  options if, at the time of the  investment,  the  aggregate  premiums  paid for the options will exceed 5% of the
Portfolio's total assets.

                  Interest Rate,  Currency and Stock Index Futures Contracts.  The Portfolio may enter into interest rate,  currency or stock index  futures  contracts  (collectively,  "Futures"  or  "Futures  Contracts")  and options on Futures as a hedge  against changes in prevailing levels of interest rates, currency exchange rates or stock price levels,  respectively,  in order to establish more  definitely the effective  return on securities or currencies  held or intended to be acquired by it. The  Portfolio's  hedging may include  sales of Futures as an offset  against the effect of expected  increases in interest  rates,  and decreases in currency exchange  rates and stock prices,  and purchase of Futures as an offset against the effect of expected  declines in interest  rates, and increases in currency exchange rates or stock prices.

         A Futures  Contract is a two party  agreement  to buy or sell a specified  amount of a specified  security or currency  (or deliver a cash  settlement  price,  in the case of an index future) for a specified  price at a designated  date,  time and place. A stock index  future  provides for the  delivery,  at a designated  date,  time and place,  of an amount of cash equal to a specified dollar amount times the  difference  between the stock index value at the close of trading on the contract and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made.

         The  Portfolio  will only enter into Futures  Contracts  that are traded on futures  exchanges and are  standardized  as to maturity date and underlying  financial  instrument.  Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act and by the CFTC.

         The  Portfolio's  Futures  transactions  will be entered into for hedging  purposes only;  that is, Futures will be sold to protect  against a decline in the price of  securities  or  currencies  that the  Portfolio  owns,  or Futures  will be purchased to protect the  Portfolio  against an increase in the price of  securities  or  currencies  it has  committed to purchase or expects to purchase.

         If the  Portfolio  were  unable to  liquidate  a Future or an option on  Futures  position  due to the  absence of a liquid secondary market or the imposition of price limits,  it could incur substantial  losses.  The Portfolio would continue to be subject to market  risk with  respect to the  position.  In  addition,  except in the case of  purchased  options,  the  Portfolio  might be required to maintain the position being hedged by the Future or option or to maintain cash or securities in a segregated account.

         Additional  information  on Futures,  options on Futures,  and their  risks is included in this  Statement  and the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         Forward  Contracts.  A forward  contract is an  obligation,  usually  arranged  with a  commercial  bank or other  currency dealer,  to purchase or sell a currency  against  another  currency  at a future date and price as agreed upon by the  parties.  The
Portfolio  either may accept or make  delivery of the currency at the maturity of the forward  contract.  The Portfolio may also, if its contra party  agrees  prior to  maturity,  enter into a closing  transaction  involving  the  purchase or sale of an  offsetting contract.  Forward contracts are traded  over-the-counter,  and not on organized commodities or securities  exchanges.  As a result, it may be more difficult to value such contracts, and it may be difficult to enter into closing transactions.

         The cost to the  Portfolio  of engaging in forward  contracts  varies with  factors such as the  currencies  involved,  the length of the contract period and the market  conditions then  prevailing.  Because forward  contracts are usually entered into on a principal  basis, no fees or commissions are involved.  The use of forward  contracts does not eliminate  fluctuations in the prices of the underlying securities the Portfolio owns or intends to acquire, but it does establish a rate of exchange in advance.

         Additional  information  on forward  contracts  and their risks is included in this  Statement  and the Trust's  Prospectus under "Certain Risk Factors and Investment Methods."

         Other  Investment  Companies.  The Portfolio may invest in other  investment  companies to the extent permitted by the 1940
Act and rules and regulations thereunder, and, if applicable, exemptive orders granted by the SEC.

         Investment  Policies Which May Be Changed Without  Shareholder  Approval.  The following  limitations are applicable to the
AST  Strong  International  Equity  Portfolio.  These  limitations  are not  "fundamental"  restrictions,  and may be changed by the
Trustees without shareholder approval.  The Portfolio will not:

         1.       Change its policy to invest at least 80% of the value of its assets in equity  securities  unless it  provides  60 days prior written notice to its shareholders.

         2.       Make investments for the purpose of gaining control of a company's management.

AST Janus Overseas Growth Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek long-term growth of capital.

Investment Policies:

         Futures,  Options  and Other  Derivative  Instruments.  The  Portfolio  may enter into  futures  contracts  on  securities, financial  indices,  and  foreign  currencies  and options on such  contracts,  and may invest in options on  securities,  financial indices and foreign  currencies,  forward  contracts and swaps.  The Portfolio will not enter into any futures  contracts or options on futures  contracts if the aggregate amount of the Portfolio's  commitments  under  outstanding  futures  contracts  positions and options on futures  contracts  written by the  Portfolio  would exceed the market value of the total  assets of the  Portfolio.  The
Portfolio may invest in forward currency contracts with stated values of up to the value of the Portfolio's assets.

         The Portfolio may buy or write options in privately  negotiated  transactions  on the types of securities and indices based on the types of securities  in which the Portfolio is permitted to invest  directly.  The  Portfolio  will effect such  transactions only with investment dealers and other financial  institutions  (such as commercial banks or savings and loan  institutions)  deemed creditworthy,  and only pursuant to procedures  adopted,  by the Sub-advisor for monitoring the  creditworthiness of those entities.
To the extent that an option  bought or written by the  Portfolio in a negotiated  transaction  is illiquid,  the value of an option bought or the amount of the Portfolio's  obligations  under an option written by the Portfolio,  as the case may be, will be subject to the Portfolio's  limitation on illiquid  investments.  In the case of illiquid options,  it may not be possible for the Portfolio to effect an offsetting  transaction at a time when the Sub-advisor  believes it would be  advantageous  for the Portfolio to do so.
For a description  of these  strategies  and  instruments  and certain risks  involved  therein,  see this Statement and the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         Eurodollar  Instruments.  The Portfolio may make  investments in Eurodollar  instruments.  Eurodollar  instruments are U.S.
dollar-denominated  futures contracts or options thereon which are linked to the London Interbank  Offered Rate ("LIBOR"),  although foreign  currency-denominated  instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed  rate for the  lending of funds and  sellers  to obtain a fixed rate for  borrowings.  The  Portfolio  might use  Eurodollar futures  contracts  and options  thereon to hedge  against  changes in LIBOR,  to which many  interest  rate swaps and  fixed-income instruments are linked.

         Swaps  and  Swap-Related  Products.  The  Portfolio  may enter  into  interest  rate  swaps,  caps and  floors on either an asset-based or  liability-based  basis,  depending upon whether it is hedging its assets or its liabilities,  and will usually enter into interest rate swaps on a net basis (i.e.,  the two payment streams are netted out, with the Portfolio  receiving or paying,  as the case may be, only the net amount of the two  payments).  The net amount of the excess,  if any, of the  Portfolio's  obligations over its  entitlement  with  respect  to each  interest  rate  swap  will be  calculated  on a daily  basis and an amount of cash or high-grade  liquid  assets  having an  aggregate  net asset  value at least  equal to the accrued  excess  will be  maintained  in a segregated  account by the  custodian  of the  Portfolio.  If the  Portfolio  enters into an interest  rate swap on other than a net basis,  it would maintain a segregated  account in the full amount accrued on a daily basis of its  obligations  with respect to the swap.  The Portfolio will not enter into any interest rate swap, cap or floor  transaction  unless the unsecured  senior debt or the claims-paying  ability of the other party thereto is rated in one of the three highest rating  categories of at least one nationally recognized  statistical  rating  organization  at the time of entering  into such  transaction.  The  Sub-advisor  will  monitor the creditworthiness  of all  counterparties  on an ongoing basis.  If there is a default by the other party to such a transaction,  the
Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

         The swap market has grown  substantially  in recent years with a large number of banks and investment  banking firms acting both as principals and as agents utilizing  standardized swap  documentation.  The Sub-advisor has determined that, as a result, the swap market has become relatively liquid.  Caps and floors are more recent innovations for which standardized  documentation has not yet been developed and,  accordingly,  they are less liquid than swaps.  To the extent the Portfolio  sells (i.e.,  writes) caps and floors,  it will segregate  cash or high-grade  liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

         There is no limit on the amount of  interest  rate swap  transactions  that may be  entered  into by the  Portfolio.  These transactions  may in some  instances  involve  the  delivery  of  securities  or other  underlying  assets by the  Portfolio  or its counterparty to collateralize  obligations  under the swap.  Under the  documentation  currently used in those markets,  the risk of loss with  respect  to  interest  rate  swaps is  limited to the net amount of the  payments  that the  Portfolio  is  contractually obligated to make. If the other party to an interest rate swap that is not  collateralized  defaults,  the Portfolio  would risk the loss of the net amount of the payments that it  contractually is entitled to receive.  The Portfolio may buy and sell (i.e.,  write)
caps and floors without limitation,  subject to the segregation  requirement  described above. For an additional discussion of these strategies, see this Statement under "Certain Risk Factors and Investment Methods."

         Investment  Company  Securities.  From time to time, the Portfolio may invest in securities of other investment  companies, subject to the  provisions  of Section  12(d)(1) of the 1940 Act.  The  Portfolio  may invest in  securities  of money  market funds managed by the  Sub-advisor  subject to the terms of an exemptive  order obtained by the  Sub-advisor and the funds that are advised or  sub-advised  by the  Sub-advisor.  Under such order,  the Portfolio  will limit its aggregate  investment in a money market fund managed by the  Sub-advisor  to the  greater of (i) 5% of its total  assets or (ii) $2.5  million,  although  the  Trust's  Board of
Trustees may increase this limit up to 25% of the Trust's total assets.

         Zero-Coupon,  Pay-In-Kind  and Step Coupon  Securities.  The Portfolio  may invest up to 10% of its assets in  zero-coupon, pay-in-kind and step coupon  securities.  For a discussion of zero-coupon debt securities and the risks involved  therein,  see this
Statement under "Certain Risk Factors and Investment Methods."

         Pass-Through  Securities.  The Portfolio may invest in various types of pass-through  securities,  such as  mortgage-backed securities,  asset-backed  securities and participation  interests. A pass-through security is a share or certificate of interest in a pool of debt  obligations  that have been  repackaged  by an  intermediary,  such as a bank or  broker-dealer.  The purchaser of a pass-through  security  receives  an  undivided  interest  in the  underlying  pool of  securities.  The  issuers of the  underlying securities  make  interest  and  principal  payments  to the  intermediary  which are  passed  through  to  purchasers,  such as the
Portfolio.  For an additional  discussion of pass-through  securities and certain risks involved therein, see this Statement and the
Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Depositary  Receipts.  The Portfolio may invest in sponsored and unsponsored  American Depositary Receipts ("ADRs"),  which are receipts issued by an American bank or trust company evidencing  ownership of underlying  securities issued by a foreign issuer.
ADRs,  in  registered  form,  are  designed  for use in U.S.  securities  markets.  Unsponsored  ADRs  may be  created  without  the participation  of the foreign  issuer.  Holders of these ADRs  generally  bear all the costs of the ADR  facility,  whereas  foreign issuers  typically  bear certain costs in a sponsored ADR. The bank or trust company  depositary of an unsponsored  ADR may be under no obligation to distribute  shareholder  communications  received from the foreign  issuer or to pass through  voting  rights.  The
Portfolio may also invest in European Depositary Receipts ("EDRs"),  receipts issued by a European financial institution  evidencing an  arrangement  similar  to that of ADRs,  Global  Depositary  Receipts  ("GDRs")  and in other  similar  instruments  representing securities of foreign  companies.  EDRs, in bearer form, are designed for use in European  securities  markets.  GDRs are securities convertible into equity securities of foreign issuers.

         Other  Income-Producing  Securities.  Other types of income producing  securities that the Portfolio may purchase  include, but are not limited to, the following types of securities:

                  Variable and Floating Rate Obligations.  These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

                  Standby  Commitments.  These instruments,  which are similar to a put, give the Portfolio the option to obligate a broker, dealer or bank to repurchase a security held by that Portfolio at a specified price.

                  Tender Option Bonds.  Tender option bonds are relatively  long-term bonds that are coupled with the agreement of a third party (such as a broker,  dealer or bank) to grant the holders of such  securities  the option to tender the securities to the institution at periodic intervals.

                  Inverse  Floaters.  Inverse  floaters are debt  instruments  whose interest bears an inverse  relationship  to the interest rate on another  security.  The  Portfolio  will not invest more than 5% of its assets in inverse  floaters.  The Portfolio will  purchase  standby  commitments,  tender  option  bonds and  instruments  with  demand  features  primarily  for the purpose of increasing the liquidity of the Portfolio.

         Reverse  Repurchase  Agreements.  The  Portfolio may enter into reverse  repurchase  agreements.  The Portfolio  will enter into such  agreements  only to provide cash to satisfy  unusually  heavy  redemption  requests and for other  temporary or emergency purposes,  rather than to obtain cash to make additional  investments.  While a reverse  repurchase  agreement is  outstanding,  the
Portfolio will maintain cash and  appropriate  liquid assets in a segregated  custodial  account to cover its  obligation  under the agreement.  The Portfolio will enter into reverse  repurchase  agreements  only with parties that  Sub-advisor  deems  creditworthy.
For an  additional  description  of these  investment  techniques,  see the  Trust's  Prospectus  under  "Certain  Risk  Factors and
Investment Methods."

         Investment  Policies Which May be Changed Without  Shareholder  Approval.  The following  limitations are applicable to the
AST Janus Overseas  Growth  Portfolio.  These  limitations  are not  "fundamental"  restrictions  and may be changed by the Trustees without shareholder approval:

         1.       The  Portfolio  will not  change its  policy to invest at least 80% of the value of its  assets in  securities  of issuers that are  economically  tied to countries  other than the United States  unless it provides 60 days prior written  notice to its shareholders.

         2.       The Portfolio will not (i) enter into any futures  contracts and related options for purposes other than bona fide hedging  transactions  within the meaning of CFTC  regulations if the aggregate  initial  margin and premiums  required to establish positions in futures  contracts and related  options that do not fall within the definition of bona fide hedging  transactions  will exceed 5% of the fair market  value of the  Portfolio's  net assets,  after taking into account  unrealized  profits and  unrealized losses on any such  contracts  it has  entered  into;  and (ii) enter into any  futures  contracts  if the  aggregate  amount of the
Portfolio's commitments under outstanding futures contracts positions would exceed the market value of its total assets.

         3.       The  Portfolio  does not  currently  intend to sell  securities  short,  unless it owns or has the right to obtain securities  equivalent  in kind and amount to the  securities  sold  short  without  the  payment  of any  additional  consideration therefor,  and provided that  transactions in futures,  options,  swaps and forward  contracts are not deemed to constitute  selling securities short.

         4.       The Portfolio  does not currently  intend to purchase  securities on margin,  except that the Portfolio may obtain such  short-term  credits as are necessary for the clearance of  transactions,  and provided that margin payments and other deposits in connection  with  transactions in futures,  options,  swaps and forward  contracts  shall not be deemed to constitute  purchasing securities on margin.

         5.       The  Portfolio  does not  currently  intend  to  purchase  securities  of other  investment  companies,  except in compliance with the 1940 Act.

         6.       The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed,  in the  aggregate,  15% of the  Portfolio's  net asset  value,  provided  that this  limitation  does not apply to  reverse  repurchase agreements,  deposits of assets to margin,  guarantee positions in futures,  options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

         7.       The  Portfolio  does not currently  intend to purchase any security or enter into a repurchase  agreement if, as a result,  more than 15% of its net  assets  would be  invested  in  repurchase  agreements  not  entitling  the  holder to payment of principal  and interest  within seven days and in securities  that are illiquid by virtue of legal or  contractual  restrictions  on resale or the absence of a readily  available market.  The Trustees,  or the Sub-advisor  acting pursuant to authority  delegated by the Trustees,  may determine that a readily  available market exists for securities  eligible for resale pursuant to Rule 144A under the  Securities  Act of 1933  ("Rule  144A  Securities"),  or any  successor  to such  rule,  and  Section  4(2)  commercial  paper.
Accordingly, such securities may not be subject to the foregoing limitation.

         8.       The Portfolio may not invest in companies for the purpose of exercising control of management.

AST American Century International Growth Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth.

Investment Policies:

         In general,  within the  restrictions  outlined  herein,  the Portfolio has broad powers with respect to investing funds or holding them uninvested.  Investments are varied according to what is judged  advantageous  under changing economic  conditions.  It will be the Sub-advisor's  policy to retain maximum  flexibility in management without  restrictive  provisions as to the proportion of one or  another  class of  securities  that may be held,  subject  to the  investment  restrictions  described  below.  It is the
Sub-advisor's  intention that the Portfolio will generally  consist of equity  securities.  However,  the Sub-advisor may invest the assets of the Portfolio in varying  amounts in other  instruments and in senior  securities,  such as bonds,  debentures,  preferred stocks and convertible issues, when such a course is deemed appropriate in order to attempt to attain its financial objective.

         Foreign Currency  Transactions  and Forward  Contracts.  The Portfolio may conduct foreign currency  transactions on a spot basis (i.e.,  cash) or forward basis (i.e.,  by entering into forward  currency  exchange  contracts,  currency  options and futures transactions to purchase or sell foreign  currencies).  Although  foreign  exchange  dealers  generally do not charge a fee for such transactions,  they do realize a profit  based on the  difference  between the prices at which they are buying and  selling  various currencies.

         Forward  contracts are customized  transactions  that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future.  Forward  contracts  are generally  traded in an interbank  market directly  between  currency traders  (usually larger  commercial  banks) and their customers.  The parties to a forward contract may agree to offset or terminate the contract  before its maturity,  or may hold the contract to maturity and complete the  contemplated currency exchange.

         The following  summarizes the principal currency management  strategies for the Portfolio involving forward contracts.  The
Portfolio may also use swap agreements,  indexed  securities,  and options and futures contracts  relating to foreign currencies for the same purposes.

(1)      Settlement  Hedges  or  Transaction  Hedges.  When the  Sub-advisor  wishes to lock in the U.S.  dollar  price of a foreign
----------------------------------------------------
     currency denominated security when the Portfolio is purchasing or selling the security,  the Portfolio may enter into a forward contract to do so. This type of currency  transaction,  often called a "settlement hedge" or "transaction  hedge," protects the
     Portfolio  against an adverse change in foreign  currency  values between the date a security is purchased or sold and the date on which payment is made or received (i.e.,  "settled).  Forward  contracts to purchase or sell a foreign  currency may also be used by the Portfolio in anticipation of future purchases or sales of securities  denominated in foreign currency,  even if the specific  investments  have not yet been  selected by the  Sub-advisor.  This  strategy is often  referred to as  "anticipatory hedging."

(2)      Position Hedges.  When the Sub-advisor  believes that the currency of a particular  foreign country may suffer  substantial
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     decline  against the U.S.  dollar,  the Portfolio may enter into a forward  contract to sell foreign  currency for a fixed U.S.
     dollar amount  approximating the value of some or all of its portfolio securities either denominated in, or whose value is tied to, such foreign currency.  This use of a forward contract is sometimes  referred to as a "position  hedge." For example,  if a
     Portfolio  owned  securities  denominated  in Euros,  it could  enter into a forward  contract to sell Euros in return for U.S.
     dollars to hedge  against  possible  declines in the Euro's  value.  This hedge would tend to offset both positive and negative currency fluctuations, but would not tend to offset changes in security values caused by other factors.

         The  Portfolio  could also hedge the  position by entering  into a forward  contract to sell another  currency  expected to perform similarly to the currency in which the Portfolio's  existing  investments are denominated.  This type of hedge, often called a "proxy hedge," could offer  advantages in terms of cost, yield or efficiency,  but may not hedge currency  exposure as effectively as a simple  position  hedge  against U.S.  dollars.  This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

         The  precise  matching  of forward  contracts  in the  amounts and values of  securities  involved  generally  would not be possible  because the future values of such foreign  currencies  will change as a consequence  of market  movements in the values of those  securities  between the date the forward  contract is entered into and the date it matures.  Predicting  short-term  currency market  movements is extremely  difficult,  and the  successful  execution of a  short-term  hedging  strategy is highly  uncertain.
Normally,  consideration of the prospect for currency  parities will be incorporated  into the long-term  investment  decisions made with respect to overall  diversification  strategies.  However, the Sub-advisor believes that it is important to have flexibility to enter into such forward contracts when it determines that the Portfolio's best interests may be served.

         At the maturity of the forward  contract,  the Portfolio  may either sell the  portfolio  security and make delivery of the foreign  currency,  or it may retain the security and  terminate  the  obligation  to deliver the foreign  currency by purchasing an
"offsetting"  forward  contract with the same currency trader  obligating the Portfolio to purchase,  on the same maturity date, the same amount of the foreign currency.

         It is  impossible to forecast with  absolute  precision the market value of portfolio  securities at the  expiration of the forward  contract.  Accordingly,  it may be necessary for the Portfolio to purchase  additional  foreign currency on the spot market
(and bear the  expense of such  purchase)  if the market  value of the  security  is less than the  amount of foreign  currency  the
Portfolio  is obligated  to deliver and if a decision is made to sell the  security  and make  delivery of the foreign  currency the
Portfolio is obligated to deliver.

(3)      Shifting  Currency  Exposure.  The Portfolio may also enter into forward  contracts to shift its  investment  exposure from
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     one currency into  another.  This may include  shifting  exposure from U.S.  dollars to foreign  currency,  or from one foreign currency to another foreign currency.  This strategy tends to limit exposure to the currency sold, and increase exposure to the currency  that is  purchased,  much as if the  Portfolio  had sold a security  denominated  in one  currency  and  purchased an equivalent security  denominated in another currency.  For example, if the Sub-advisor believes that the U.S. dollar may suffer a substantial  decline  against the Euro, it could enter into a forward  contract to purchase  Euros for a fixed amount of U.S.
     dollars.  This transaction  would protect against losses  resulting from a decline in the value of the U.S.  dollar,  but would cause the Portfolio to assume the risk of fluctuations in the value of the Euro.

         Successful use of currency  management  strategies will depend on the  Sub-advisor's  skill in analyzing  currency  values.
Currency management  strategies may substantially change the Portfolio's  investment exposure to changes in currency rates and could result in losses to the Portfolio if currencies do not perform as the Sub-advisor  anticipates.  For example,  if a currency's value rose at a time when the Sub-advisor  hedged the Portfolio by selling the currency in exchange for U.S. dollars,  the Portfolio would not  participate in the currency's  appreciation.  Similarly,  if the Sub-advisor  increases the Portfolio's  exposure to a currency and that  currency's  value  declines,  the  Portfolio  will sustain a loss.  There is no assurance  that the  Sub-advisor's  use of foreign currency management strategies will be advantageous to the Portfolio or that they will hedge at appropriate times.

         The Portfolio will cover  outstanding  forward  contracts by maintaining  liquid  portfolio  securities  denominated in, or whose  value is tied to, the  currency  underlying  the  forward  contract  or the  currency  being  hedged.  To the extent that the
Portfolio is not able to cover its forward currency positions with underlying portfolio  securities,  the Portfolio's custodian will segregate  cash or other liquid assets having a value equal to the aggregate  amount of the  Portfolio's  commitments  under forward contracts entered into with respect to position hedges, settlement hedges and anticipatory hedges.

         For an additional  discussion of foreign currency contracts and forward contracts and the risks involved therein,  see this
Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Derivative  Securities.  To the extent permitted by its investment  objectives and policies discussed elsewhere herein, the
Portfolio may invest in securities  that are commonly  referred to as "derivative"  securities.  Certain  derivative  securities are more accurately described as  "index/structured"  securities.  Index/structured  securities are derivative securities whose value or performance  is linked to other equity  securities  (such as depositary  receipts),  currencies,  interest  rates,  indices or other financial indicators ("reference indices").

         Some  "derivatives,"  such as  mortgage-backed  and other  asset-backed  securities,  are in many  respects  like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

         The Portfolio may not invest in a derivative  security  unless the reference index or the instrument to which it relates is an eligible  investment for the Portfolio.  For example,  a security whose  underlying value is linked to the price of oil would not be a permissible investment because the Portfolio may not invest in oil and gas leases or futures.

         The return on a derivative  security may increase or decrease,  depending upon changes in the reference index or instrument to which it relates.

         There is a range of risks associated with derivative investments, including:

o        the risk  that the  underlying  security,  interest  rate,  market  index or  other  financial  asset  will not move in the direction the portfolio manager anticipates;

o        the possibility  that there may be no liquid secondary  market,  or the possibility  that price  fluctuation  limits may be imposed by the exchange, either of which may make it difficult or impossible to close out a position when desired; and

o        the risk that the counterparty will fail to perform its obligations.

The Sub-advisor will report to the Investment Manager on activity in derivative  securities,  and the Investment Manager will report to the  Trust's  Board of Trustees as  necessary.  For  additional  information  on  derivatives  and their  risks,  see the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         Futures  and  Options.  The  Portfolio  may enter into  futures  contracts,  options or options on futures  contracts.  The
Portfolio may not, however,  enter into a futures  transaction for speculative  purposes.  Generally,  futures  transactions will be used to:

o        protect against a decline in market value of the Portfolio's securities (taking a short futures position), or

o        protect against the risk of an increase in market value for securities in which the Portfolio  generally  invests at a time when the Portfolio is not fully-invested (taking a long futures position), or

o        provide a temporary substitute for the purchase of an individual security that may be purchased in an orderly fashion.

Some futures and options  strategies,  such as selling  futures,  buying puts and writing calls,  hedge the Portfolio's  investments against price  fluctuations.  Other  strategies,  such as buying  futures,  writing puts and buying calls,  tend to increase  market exposure.

         Although  other  techniques  may be used to control the  Portfolio's  exposure to market  fluctuations,  the use of futures contracts  may be a more  effective  means of  hedging  this  exposure.  While  the  Portfolio  will pay  brokerage  commissions  in connection  with  opening and  closing out futures  positions,  these  costs are lower than the  transaction  costs  incurred in the purchase and sale of the underlying securities.

         The  Portfolio may engage in futures and options  transactions  based on securities  indices that are  consistent  with the
Portfolio's  investment  objectives.  Examples of indices that may be used include the Bond Buyer Index of Municipal Bonds for fixed income funds,  or the S&P 500 Index for equity funds.  The Portfolio  also may engage in futures and options  transactions  based on specific  securities,  such as U.S.  Treasury bonds or notes.  Futures contracts are traded on national futures  exchanges.  Futures exchanges and trading are regulated under the Commodity Exchange Act by the CFTC, a U.S. government agency.

         Unlike when the Portfolio  purchases or sells a bond,  no price is paid or received by the  Portfolio  upon the purchase or sale of the  future.  Initially,  the  Portfolio  will be  required  to deposit an amount of cash or  securities  equal to a varying specified  percentage  of the contract  amount.  This amount is known as initial  margin.  The margin  deposit is intended to assure completion of the contract  (delivery or  acceptance  of the  underlying  security) if it is not  terminated  prior to the specified delivery date.  Minimum  initial margin  requirements  are  established  by the futures  exchanges and may be revised.  In addition, brokers may establish margin deposit  requirements  that are higher than the exchange  minimums.  Cash held in the margin account is not income producing.  Subsequent  payments,  called variation margin, to and from the broker,  will be made on a daily basis as the price of the underlying debt  securities or index  fluctuates,  making the future more or less valuable,  a process known as marking the contract to market.

         Futures and options prices can be volatile,  and trading in these markets  involves  certain risks,  which are described in more detail in this  Statement and the Trust's  Prospectus  under  "Certain Risk Factors and  Investment  Methods." The  Sub-advisor will seek to minimize  these risks by limiting the  contracts  entered  into on behalf of the  Portfolio to those traded on national futures exchanges and for which there appears to be a liquid secondary market.

         Options  on  Futures.  By  purchasing  an option on a futures  contract,  the  Portfolio  obtains  the  right,  but not the obligation,  to sell the futures  contract  (a put  option) or to buy the  contract (a call  option) at a fixed  strike  price.  The
Portfolio  can  terminate  its  position  in a put option by  allowing it to expire or by  exercising  the option.  If the option is exercised,  the Portfolio  completes the sale of the  underlying  instrument at the strike price.  Purchasing an option on a futures contract does not require the Portfolio to make margin payments unless the option is exercised.

         Although  they do not  currently  intend to do so, the  Portfolio may write (or sell) call options that obligate it to sell
(or deliver) the option's  underlying  instrument  upon exercise of the option.  While the receipt of option premiums would mitigate the effects of price  declines,  the  Portfolio  would give up some ability to  participate  in a price  increase on the  underlying instrument.  If the  Portfolio  were to engage in options  transactions,  it would own the futures  contract at the time a call were written and would keep the contract open until the obligation to deliver it pursuant to the call expired.

         Investments  in Companies  with Limited  Operating  History.  The  Portfolio  may invest in the  securities of issuers with limiting  operating  history.  The Sub-advisor  considers an issuer to have a limited  operating history if that issuer has a record of less than three years of continuous operation.

         Investments  in  securities  of issuers  with limited  operating  history may involve  greater  risks than  investments  in securities of more mature issuers.  By their nature,  such issuers present limited operating history and financial  information upon which the  manager may base its  investment  decision on behalf of the  Portfolio.  In  addition,  financial  and other  information regarding such issuers, when available, may be incomplete or inaccurate.

         The  Portfolio  will not invest more than 5% of its total assets in the  securities  of issuers with less than a three-year operating  history.  The  Sub-advisor  will  consider  periods of capital  formation,  incubation,  consolidation,  and research and development in determining whether a particular issuer has a record of three years of continuous operation.

         Short Sales.  The  Portfolio  may engage in short sales if, at the time of the short sale,  the  Portfolio  owns or has the right to acquire an equal amount of the security being sold short at no additional cost.

         In a short  sale,  the seller does not  immediately  deliver the  securities  sold and is said to have a short  position in those securities until delivery  occurs.  To make delivery to the purchaser,  the executing broker borrows the securities being sold short on behalf of the seller.  While the short  position is  maintained,  the seller  collateralizes  its obligation to deliver the securities  sold short in an amount equal to the proceeds of the short sale plus an  additional  margin  amount  established  by the
Board of Governors of the Federal  Reserve.  If the Portfolio  engages in a short sale the collateral  account will be maintained by the  Portfolio's  custodian.  While the short sale is open the Portfolio will maintain in a segregated  custodial  account an amount of securities  convertible  into or exchangeable  for such  equivalent  securities at no additional  cost.  These  securities  would constitute the Portfolio's long position.

         If the Portfolio sells short  securities  that it owns, any future gains or losses in the Portfolio's  long position should be reduced by a gain or loss in the short  position.  The extent to which such gains or losses are  reduced  would  depend  upon the amount of the security sold short relative to the amount the Portfolio  owns.  There will be certain  additional  transaction  costs associated  with short sales,  but the  Portfolio  will  endeavor to offset these costs with income from the  investment of the cash proceeds of short sales.

         Sovereign  Debt  Obligations.  The  Portfolio  may purchase  sovereign  debt  instruments  issued or  guaranteed by foreign governments  or their  agencies,  including debt of emerging  market  countries.  Sovereign debt may be in the form of  conventional securities or other types of debt  instruments  such as loans or loan  participations.  Sovereign  debt of developing  countries may involve a high degree of risk and may present a risk of default or renegotiation or rescheduling of debt payments.

         Portfolio  Turnover.  The Sub-advisor  will purchase and sell securities  without regard to the length of time the security has been held and, accordingly, it can be expected that the rate of portfolio turnover may be substantial.

         The Sub-advisor  intends to purchase a given security  whenever the  Sub-advisor  believes it will contribute to the stated
objective of the  Portfolio,  even if the same security has only recently been sold. The Portfolio  will sell a given  security,  no matter for how long or for how short a period it has been held,  and no matter  whether  the sale is at a gain or at a loss,  if the
Sub-advisor  believes that such security is not fulfilling its purpose,  either because,  among other things,  it did not live up to the  Sub-advisor's  expectations,  or because it may be replaced with another security  holding greater  promise,  or because it has reached  its  optimum  potential,  or because of a change in the  circumstances  of a  particular  company or industry or in general economic conditions, or because of some combination of such reasons.

         When a general  decline in security  prices is  anticipated,  the Portfolio  may decrease or eliminate  entirely its equity position and increase its cash  position,  and when a rise in price levels is  anticipated,  the  Portfolio  may increase its equity position and decrease its cash  position.  However,  it should be expected that the Portfolio  will,  under most  circumstances,  be essentially fully invested in equity securities.

         Since  investment  decisions  are based on the  anticipated  contribution  of the  security in question to the  Portfolio's objectives,  the rate of  portfolio  turnover is  irrelevant  when the  Sub-advisor  believes a change is in order to achieve  those objectives,  and the Portfolio's  annual  portfolio  turnover rate cannot be anticipated and may be  comparatively  high.  Since the
Sub-advisor  does not take  portfolio  turnover  rate into  account  in making  investment  decisions,  (1) the  Sub-advisor  has no intention of  accomplishing  any particular rate of portfolio  turnover,  whether high or low, and (2) the portfolio  turnover rates should not be considered as a representation of the rates that will be attained in the future.

         Investment  Policies Which May Be Changed Without  Shareholder  Approval.  The following  limitations are applicable to the
AST American Century  International  Growth Portfolio.  These  limitations are not "fundamental"  restrictions and may be changed by the Trustees without shareholder approval.  The Portfolio will not:

         1.       Invest more than 15% of its assets in illiquid investments;

         2.       Invest in the securities of other investment companies except in compliance with the 1940 Act;

         3.       Buy  securities on margin or sell short (unless it owns or by virtue of its ownership of other  securities has the right to obtain securities  equivalent in kind and amount to the securities sold);  however,  the Portfolio may make margin deposits in connection with the use of any financial instrument or any transaction in securities permitted under its investment policies;

         4.       Invest in oil, gas or other mineral leases;

         5.       Invest for control or for management.

AST DeAM International Equity Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth.

Investment Policies:

         Options  On Stock  Indices  and  Stocks.  An option is a right to buy or sell a  security  at a  specified  price  within a limited  period of time.  The  Portfolio  may write  ("sell")  covered call options on any or all of its  portfolio  securities.  In addition, the Portfolio may purchase options on securities.  The Portfolio may also purchase put and call options on stock indices.

         The Portfolio may write ("sell")  options on any or all of its portfolio  securities and at such time and from time to time as the Sub-advisor shall determine to be appropriate.  No specified  percentage of the Portfolio's  assets is invested in securities with respect to which options may be written.  The extent of the Portfolio's  option writing  activities will vary from time to time depending upon the Sub-advisor's evaluation of market, economic and monetary conditions.

         When the Portfolio  purchases a security with respect to which it intends to write an option,  it is likely that the option will be written  concurrently  with or shortly after purchase.  The Portfolio will write an option on a particular  security only if the  Sub-advisor  believes  that a liquid  secondary  market will exist on an exchange  for options of the same  series,  which will permit the Portfolio to enter into a closing  purchase  transaction and close out its position.  If the Portfolio  desires to sell a particular  security on which it has written an option, it will effect a closing purchase  transaction prior to or concurrently with the sale of the security.

         The Portfolio may enter into closing  purchase  transactions  to reduce the  percentage of its assets against which options are  written,  to  realize a profit on a  previously  written  option,  or to enable it to write  another  option on the  underlying security with either a different exercise price or expiration time or both.

         Options  written by the  Portfolio  will  normally  have  expiration  dates  between  three and nine  months  from the date written.  The exercise prices of options may be below,  equal to or above the current market values of the underlying  securities at the times the options are written.  From time to time for tax and other reasons,  the Portfolio may purchase an underlying  security for delivery in accordance with an exercise notice assigned to it, rather than delivering such security from its portfolio.

         A stock index  measures the movement of a certain group of stocks by assigning  relative  values to the stocks  included in the index.  The Portfolio  purchases put options on stock indices to protect the portfolio  against decline in value.  The Portfolio purchases  call options on stock indices to establish a position in equities as a temporary  substitute  for  purchasing  individual stocks that then may be acquired over the option period in a manner  designed to minimize  adverse price  movements.  Purchasing put and call  options on stock  indices also permits  greater time for  evaluation  of  investment  alternatives.  When the  Sub-advisor believes  that the trend of stock prices may be downward,  particularly  for a short period of time,  the purchase of put options on stock  indices  may  eliminate  the need to sell less  liquid  stocks and  possibly  repurchase  them  later.  The  purpose of these transactions  is not to generate gain,  but to "hedge"  against  possible  loss.  Therefore,  successful  hedging  activity will not produce  net gain to the  Portfolio.  Any gain in the price of a call option is likely to be offset by higher  prices the  Portfolio must pay in rising  markets,  as cash  reserves are  invested.  In declining  markets,  any increase in the price of a put option is likely to be offset by lower prices of stocks owned by the Portfolio.

         Transactions  in options are subject to  limitations,  established  by each of the exchanges upon which options are traded, governing the maximum number of options which may be written or held by a single  investor or group of investors  acting in concert, regardless  of whether the options  are held in one or more  accounts.  Thus,  the number of options the  Portfolio  may hold may be affected by options held by other advisory clients of the Sub-advisor.  As of the date of this Statement,  the Sub-advisor  believes that these limitations will not affect the purchase of stock index options by the Portfolio.

         One risk of  holding a put or a call  option is that if the option is not sold or  exercised  prior to its  expiration,  it becomes  worthless.  However,  this risk is limited to the premium paid by the Portfolio.  Other risks of purchasing options include the  possibility  that a liquid  secondary  market  may not  exist at a time  when the  Portfolio  may wish to close  out an  option position.  It is also  possible  that  trading in options on stock  indices  might be halted at a time when the  securities  markets generally  were to remain  open.  In cases where the market value of an issue  supporting  a covered call option  exceeds the strike price  plus the  premium  on the call,  the  Portfolio  will lose the right to  appreciation  of the stock for the  duration  of the option.  For an  additional  discussion  of options  on stock  indices  and stocks and  certain  risks  involved  therein,  see this
Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Futures  Contracts.  The  Portfolio  may enter into  futures  contracts  (or options  thereon) for hedging  purposes.  U.S.
futures  contracts  are traded on  exchanges  which  have been  designated  "contract  markets"  by the  Commodity  Futures  Trading
Commission  ("CFTC") and must be executed  through a futures  commission  merchant (an "FCM") or brokerage firm which is a member of the relevant  contract  market.  Although  futures  contracts by their terms call for the delivery or  acquisition of the underlying commodities or a cash payment based on the value of the underlying  commodities,  in most cases the contractual obligation is offset before the delivery date of the contract by buying,  in the case of a contractual  obligation to sell, or selling,  in the case of a contractual  obligation to buy, an identical futures contract on a commodities  exchange.  Such a transaction cancels the obligation to make or take delivery of the commodities.

         The  acquisition or sale of a futures  contract could occur,  for example,  if the Portfolio held or considered  purchasing equity  securities  and sought to protect  itself from  fluctuations  in prices  without  buying or selling  those  securities.  For example,  if prices were expected to decrease,  the Portfolio could sell equity index futures contracts,  thereby hoping to offset a potential  decline in the value of equity  securities  in the  portfolio  by a  corresponding  increase  in the value of the futures contract  position held by the Portfolio and thereby  prevent the Portfolio's net asset value from declining as much as it otherwise would have. The Portfolio also could protect  against  potential  price  declines by selling  portfolio  securities and investing in money market  instruments.  However,  since the futures market is more liquid than the cash market,  the use of futures contracts as an investment technique would allow the Portfolio to maintain a defensive position without having to sell portfolio securities.

         Similarly,  when prices of equity  securities  are expected to increase,  futures  contracts  could be bought to attempt to hedge  against the  possibility  of having to buy equity  securities  at higher  prices.  This  technique is  sometimes  known as an anticipatory  hedge. Since the fluctuations in the value of futures contracts should be similar to those of equity  securities,  the
Portfolio  could take  advantage of the potential  rise in the value of equity  securities  without buying them until the market had stabilized.  At that time,  the futures  contracts  could be liquidated  and the Portfolio  could buy equity  securities on the cash market.

         The Portfolio may also enter into interest rate and foreign currency  futures  contracts.  Interest rate futures  contracts currently are traded on a variety of fixed-income  securities,  including long-term U.S. Treasury Bonds, Treasury Notes,  Government
National Mortgage Association modified pass-through  mortgage-backed  securities,  U.S. Treasury Bills, bank certificates of deposit and commercial  paper.  Foreign  currency futures  contracts  currently are traded on the British pound,  Canadian dollar,  Japanese yen, Swiss franc, West German mark and on Eurodollar deposits.

         The Portfolio will not, as to any positions,  whether long, short or a combination thereof,  enter into futures and options thereon for which the  aggregate  initial  margins and premiums  exceed 5% of the fair market value of its total assets after taking into  account  unrealized  profits  and  losses on  options  entered  into.  In the case of an option  that is  "in-the-money,"  the in-the-money  amount may be excluded in computing  such 5%. In general a call option on a future is  "in-the-money"  if the value of the future  exceeds  the  exercise  ("strike")  price of the call;  a put option on a future is  "in-the-money"  if the value of the future  which is the  subject of the put is  exceeded  by the strike  price of the put.  The  Portfolio  may use futures and options thereon  solely for bona fide hedging or for other  non-speculative  purposes.  As to long  positions  which are used as part of the
Portfolio's  strategies and are incidental to its activities in the underlying cash market, the "underlying  commodity value" of the
Portfolio's  futures and options  thereon must not exceed the sum of (i) cash set aside in an  identifiable  manner,  or  short-term
U.S. debt obligations or other  dollar-denominated  high-quality,  short-term money instruments so set aside, plus sums deposited on margin;  (ii) cash proceeds from  existing  investments  due in 30 days;  and (iii) accrued  profits held at the futures  commission merchant.  The "underlying  commodity  value" of a future is computed by multiplying the size of the future by the daily  settlement price of the future.  For an option on a future, that value is the underlying commodity value of the future underlying the option.

         Unlike the  situation in which the Portfolio  purchases or sells a security,  no price is paid or received by the Portfolio upon the purchase or sale of a futures  contract.  Instead,  the  Portfolio is required to deposit in a segregated  asset account an amount of cash or qualifying  securities  (currently U.S. Treasury bills),  currently in a minimum amount of $15,000. This is called
"initial  margin."  Such initial  margin is in the nature of a  performance  bond or good faith  deposit on the  contract.  However, since losses on open contracts are required to be reflected in cash in the form of variation margin  payments,  the Portfolio may be required to make  additional  payments  during the term of a contract to its broker.  Such payments would be required,  for example, where,  during the term of an interest rate futures  contract  purchased by the Portfolio,  there was a general increase in interest rates,  thereby making the  Portfolio's  securities  less  valuable.  In all instances  involving the purchase of financial  futures contracts  by the  Portfolio,  an amount  of cash  together  with such  other  securities  as  permitted  by  applicable  regulatory authorities  to be utilized for such  purpose,  at least equal to the market value of the future  contracts,  will be deposited in a segregated  account with the Portfolio's  custodian to collateralize the position.  At any time prior to the expiration of a futures contract,  the  Portfolio  may elect to close its  position by taking an  opposite  position  which will  operate to  terminate  the
Portfolio's position in the futures contract.

         Because  futures  contracts  are  generally  settled  within a day from the date  they  are  closed  out,  compared  with a settlement  period of three business days for most types of securities,  the futures markets can provide  superior  liquidity to the securities  markets.  Nevertheless,  there is no assurance a liquid secondary market will exist for any particular  futures contract at any particular time. In addition,  futures exchanges may establish daily price  fluctuation  limits for futures contracts and may halt trading if a contract's  price moves upward or downward  more than the limit in a given day. On volatile  trading days when the price  fluctuation  limit is reached,  it would be  impossible  for the  Portfolio to enter into new positions or close out existing positions.  If the secondary market for a futures  contract were not liquid because of price  fluctuation  limits or otherwise,  the
Portfolio would not promptly be able to liquidate  unfavorable  futures  positions and potentially  could be required to continue to hold a futures position until the delivery date,  regardless of changes in its value. As a result,  the Portfolio's  access to other assets held to cover its futures  positions also could be impaired.  For an additional  discussion of futures  contracts and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Options on Futures  Contracts.  The  Portfolio  may  purchase  put and call  options on futures  contracts.  An option on a futures  contract  provides the holder with the right to enter into a "long"  position in the underlying  futures  contract,  in the case of a call option, or a "short" position in the underlying  futures  contract,  in the case of a put option, at a fixed exercise price to a stated  expiration  date.  Upon exercise of the option by the holder,  a contract  market  clearing  house  establishes a corresponding  short position for the writer of the option, in the case of a call option, or a corresponding  long position,  in the case of a put option.  In the event that an option is exercised,  the parties will be subject to all the risks  associated  with the trading of futures contracts, such as payment of variation margin deposits.

         A position  in an option on a futures  contract  may be  terminated  by the  purchaser  or seller  prior to  expiration  by effecting a closing purchase or sale transaction,  subject to the availability of a liquid secondary  market,  which is the purchase or sale of an option of the same series (i.e.,  the same exercise price and expiration date) as the option  previously  purchased or sold.  The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

         An option,  whether  based on a futures  contract,  a stock index or a security,  becomes  worthless  to the holder when it expires.  Upon exercise of an option,  the exchange or contract market clearing house assigns  exercise notices on a random basis to those of its members which have written  options of the same series and with the same  expiration  date. A brokerage  firm receiving such  notices  then assigns  them on a random  basis to those of its  customers  which have  written  options of the same series and expiration  date. A writer  therefore has no control over whether an option will be exercised  against it, nor over the time of such exercise.

         The  purchase of a call option on a futures  contract  is similar in some  respects to the  purchase of a call option on an individual  security.  See "Options on Foreign  Currencies"  below.  Depending  on the pricing of the option  compared to either the price of the futures contract upon which it is based or the price of the underlying  instrument,  ownership of the option may or may not be less risky than ownership of the futures contract or the underlying  instrument.  As with the purchase of futures  contracts, when the Portfolio is not fully  invested it could buy a call option on a futures  contract to hedge against a market  advance.  The purchase of a put option on a futures  contract is similar in some respects to the purchase of  protective  put options on portfolio securities.  For example,  the Portfolio would be able to buy a put option on a futures contract to hedge the Portfolio  against the risk of falling prices.  For an additional  discussion of options on futures contracts and certain risks involved therein,  see this
Statement and the Trust's Prospectus under "Certain Risks Factors and Investment Methods."

         Options on Foreign  Currencies.  The Portfolio  may buy and sell options on foreign  currencies  for hedging  purposes in a manner similar to that in which futures on foreign  currencies  would be utilized.  For example,  a decline in the U.S. dollar value of a foreign currency in which portfolio  securities are denominated would reduce the U.S. dollar value of such securities,  even if their value in the foreign  currency  remained  constant.  In order to protect  against such  diminutions  in the value of portfolio securities,  the  Portfolio  could buy put options on the foreign  currency.  If the value of the currency  declines,  the Portfolio would have the right to sell such currency for a fixed amount in U.S.  dollars and would thereby  offset,  in whole or in part,  the adverse  effect on the Portfolio  which  otherwise  would have  resulted.  Conversely,  when a rise is projected in the U.S.  dollar value of a currency in which  securities  to be acquired  are  denominated,  thereby  increasing  the cost of such  securities,  the
Portfolio  could buy call options  thereon.  The purchase of such  options  could  offset,  at least  partially,  the effects of the adverse movements in exchange rates.

         Options on foreign  currencies  traded on national  securities  exchanges are within the jurisdiction of the Securities and
Exchange  Commission (the "SEC"), as are other securities traded on such exchanges.  As a result,  many of the protections  provided to traders on organized  exchanges will be available with respect to such transactions.  In particular,  all foreign currency option positions entered into on a national  securities  exchange are cleared and guaranteed by the Options Clearing  Corporation  ("OCC"), thereby reducing the risk of counterparty  default.  Further,  a liquid secondary market in options traded on a national  securities exchange may be more readily available than in the over-the-counter  market,  potentially permitting the Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

         The purchase and sale of  exchange-traded  foreign currency options,  however,  is subject to the risks of the availability of a liquid  secondary  market  described  above,  as well as the risks  regarding  adverse market  movements,  margining of options written,  the nature of the foreign currency market,  possible  intervention by governmental  authorities,  and the effects of other political and economic events. In addition,  exchange-traded  options on foreign  currencies  involve certain risks not presented by the  over-the-counter  market. For example,  exercise and settlement of such options must be made exclusively through the OCC, which has  established  banking  relationships  in  applicable  foreign  countries  for this  purpose.  As a  result,  the OCC may,  if it determines  that  foreign  governmental  restrictions  or taxes would  prevent the orderly  settlement  of foreign  currency  option exercises,  or would  result in undue  burdens  on the OCC or its  clearing  member,  impose  special  procedures  on  exercise  and settlement,  such as  technical  changes in the  mechanics  of delivery of  currency,  the fixing of dollar  settlement  prices,  or prohibitions on exercise.

         Risk Factors of Investing in Futures and Options.  The  successful  use of the investment  practices  described  above with respect to futures contracts,  options on futures contracts, and options on securities indices,  securities,  and foreign currencies draws upon skills and  experience  which are  different  from those needed to select the other  instruments  in which the  Portfolio invests.  Should  interest or exchange  rates or the prices of securities or financial  indices move in an  unexpected  manner,  the
Portfolio  may not achieve the desired  benefits of futures and options or may realize  losses and thus be in a worse  position than if such strategies had not been used.  Unlike many  exchange-traded  futures contracts and options on futures  contracts,  there are no daily price  fluctuation  limits with respect to options on  currencies  and  negotiated  or  over-the-counter  instruments,  and adverse  market  movements  could  therefore  continue to an unlimited  extent over a period of time. In addition,  the  correlation between  movements in the price of the  securities  and  currencies  hedged or used for cover will not be perfect and could  produce unanticipated losses.

         The  Portfolio's  ability to dispose of its  positions in the  foregoing  instruments  will depend on the  availability  of liquid  markets in the  instruments.  Markets in a number of the  instruments  are  relatively  new and still  developing  and it is impossible  to predict the amount of trading  interest that may exist in those  instruments  in the future.  Particular  risks exist with respect to the use of each of the foregoing  instruments and could result in such adverse  consequences to the Portfolio as the possible  loss of the  entire  premium  paid for an option  bought by the  Portfolio  and the  possible  need to defer  closing  out positions in certain  instruments  to avoid  adverse tax  consequences.  As a result,  no assurance  can be given that the Portfolio will be able to use those instruments effectively for the purposes set forth above.

         In addition,  options on U.S. Government  securities,  futures contracts,  options on futures contracts,  forward contracts and options on foreign currencies may be traded on foreign exchanges and  over-the-counter  in foreign countries.  Such transactions are subject to the risk of governmental  actions affecting trading in or the prices of foreign  currencies or securities.  The value of such  positions  also could be affected  adversely by (i) other  complex  foreign  political  and economic  factors,  (ii) lesser availability than in the United States of data on which to make trading  decisions,  (iii) delays in the Portfolio's  ability to act upon economic events occurring in foreign markets during  nonbusiness  hours in the United States,  (iv) the imposition of different exercise and settlement  terms and procedures and margin  requirements  than in the United States,  and (v) low trading volume.  For an  additional  discussion  of certain  risks  involved in  investing  in futures and options,  see this  Statement  and the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign  Securities.  Investments in foreign countries  involve certain risks which are not typically  associated with U.S.
investments.  For a discussion of certain risks involved in foreign  investing,  see this Statement and the Trust's Prospectus under
"Certain Risk Factors and Investment Methods."

         Forward  Contracts  for Purchase or Sale of Foreign  Currencies.  The  Portfolio  generally  conducts its foreign  currency exchange  transactions on a spot (i.e.,  cash) basis at the spot rate prevailing in the foreign exchange  currency market.  When the
Portfolio  purchases or sells a security  denominated in a foreign  currency,  it may enter into a forward foreign currency contract
("forward  contract") for the purchase or sale,  for a fixed amount of dollars,  of the amount of foreign  currency  involved in the underlying  security  transaction.  A forward  contract  involves an obligation to purchase or sell a specific  currency at a future date,  which may be any fixed  number of days from the date of the contract  agreed upon by the parties,  at a price set at the time of the  contract.  The  Portfolio  generally  will not enter into  forward  contracts  with a term  greater  than one year.  In this manner,  the Portfolio may obtain  protection  against a possible loss resulting from an adverse change in the relationship  between the U.S.  dollar and the foreign  currency  during the period  between the date the  security is purchased or sold and the date upon which  payment is made or received.  Although  such  contracts  tend to minimize the risk of loss due to the decline in the value of the hedged  currency,  at the same time they tend to limit any  potential  gain which might result should the value of such currency increase.  The Portfolio will not speculate in forward contracts.

         Forward  contracts  are  traded in the  interbank  market  conducted  directly  between  currency  traders  (usually  large commercial banks) and their customers.  Generally a forward contract has no deposit  requirement,  and no commissions are charged at any stage for trades.  Although foreign  exchange dealers do not charge a fee for conversion,  they do realize a profit based on the difference between the prices at which they buy and sell various  currencies.  When the Sub-advisor  believes that the currency of a particular  foreign country may suffer a substantial  decline against the U.S. dollar (or sometimes against another  currency),  the
Portfolio may enter into a forward  contract to sell, for a fixed dollar or other currency amount,  foreign  currency  approximating the value of some or all of the  Portfolio's  securities  denominated  in that  currency.  In addition,  the Portfolio may engage in
"proxy-hedging,"  i.e.,  entering into forward  contracts to sell a different  foreign currency than the one in which the underlying investments  are  denominated  with the  expectation  that the value of the hedged  currency  will  correlate  with the value of the underlying  currency.  The Portfolio will not enter into forward  contracts or maintain a net exposure to such  contracts  where the fulfillment of the contracts  would require the Portfolio to deliver an amount of foreign  currency or a proxy currency in excess of the value of its portfolio  securities or other assets  denominated in the currency being hedged.  Forward  contracts may, from time to time,  be  considered  illiquid,  in which case they would be subject to the  Portfolio's  limitation  on  investing  in illiquid securities.

         At the  consummation of a forward  contract for delivery by the Portfolio of a foreign  currency,  the Portfolio may either make delivery of the foreign  currency or terminate  its  contractual  obligation  to deliver the foreign  currency by purchasing an offsetting  contract  obligating  it to  purchase,  at the same  maturity  date,  the same  amount of the foreign  currency.  If the
Portfolio  chooses to make  delivery  of the foreign  currency,  it may be  required  to obtain  such  currency  through the sale of portfolio securities denominated in such currency or through conversion of other Portfolio assets into such currency.

         Dealings in forward  contracts  by the  Portfolio  will be limited to the  transactions  described  above.  Of course,  the
Portfolio is not required to enter into such  transactions with regard to its foreign  currency-denominated  securities and will not do so unless deemed  appropriate  by the  Sub-advisor.  It also should be realized  that this method of protecting  the value of the
Portfolio's  securities  against a decline in the value of a currency does not eliminate  fluctuations  in the underlying  prices of the  securities.  It simply  establishes  a rate of  exchange  which can be achieved  at some  future  point in time.  Additionally, although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged  currency,  at the same time they tend to limit any potential gain which might result should the value of such currency  increase.  For an additional  discussion of forward  foreign  currency  contracts and certain risks involved  therein,  see this Statement and the Trust's  Prospectus  under
"Certain Risk Factors and Investment Methods."

         Securities  That Are Not Readily  Marketable.  The Portfolio may invest up to 15% of the value of its net assets,  measured at the time of  investment,  in  investments  that are not readily  marketable.  As security  which is not "readily  marketable"  is generally  considered  to be a  security  that  cannot be  disposed  of within  seven days in the  ordinary  course of  business  at approximately  the amount at which it is valued.  The Portfolio may invest in  restricted  securities,  subject to the foregoing 15%
limitation.  "Restricted"  securities  generally  include  securities that are not registered  under the Securities Act of 1933 (the
"1933 Act") and are subject to legal or contractual  restrictions upon resale.  Restricted  securities  nevertheless may be "readily marketable" and can often be sold in privately negotiated transactions or in a registered public offering.

         The  Portfolio  may not be able to dispose of a  security  that is not  "readily  marketable"  at the time  desired or at a reasonable  price.  In  addition,  in order to resell such a security,  the  Portfolio  might have to bear the expense and incur the delays  associated  with  effecting  registration.  In  purchasing  such  securities,  the  Portfolio  does not  intend to engage in underwriting  activities,  except to the extent the  Portfolio  may be deemed to be a  statutory  underwriter  under the 1933 Act in disposing of such securities.

         Rule 144A  Securities.  In recent years, a large  institutional  market has developed for certain  securities  that are not registered  under the 1933 Act.  Institutional  investors  generally will not seek to sell these  instruments to the general public, but instead will often depend on an efficient  institutional  market in which such unregistered  securities can readily be resold or on an issuer's  ability to honor a demand for repayment.  Therefore,  the fact that there are  contractual or legal  restrictions on resale to the general public or certain institutions is not dispositive of the liquidity or such investments.

         Rule 144A under the 1933 Act,  establishes  a "safe  harbor" from the  registration  of the 1933 Act for resales of certain securities  to qualified  institutional  buyers.  The Portfolio  may invest in Rule 144A  securities  that may or may not be readily marketable.  Rule 144A securities are readily  marketable if institutional  markets for the securities develop pursuant to Rule 144A that provide both readily  ascertainable  values for the securities and the ability to liquidate the securities when  liquidation is deemed necessary or advisable.  However,  an insufficient number of qualified  institutional  buyers interested in purchasing a Rule
144A security held by the Portfolio could affect  adversely the  marketability of the security.  In such an instance,  the Portfolio might be unable to dispose of the security promptly or at reasonable prices.

         Lower-Rated  or Unrated  Fixed-Income  Securities.  The Portfolio  may invest up to 5% of its total assets in  fixed-income securities  which are unrated or are rated below  investment  grade  either at the time of purchase or as a result of  reduction  in rating  after  purchase.  (This  limitation  does not  apply  to  convertible  securities  and  preferred  stocks.)  Investments  in lower-rated or unrated  securities  are generally  considered to be of high risk.  These debt  securities,  commonly  referred to as junk bonds,  are  generally  subject to two kinds of risk,  credit risk and market  risk.  Credit risk relates to the ability of the issuer to meet  interest  or  principal  payments,  or both,  as they come due.  The ratings  given a security by Moody's  Investors
Service,  Inc.  ("Moody's")  and  Standard  & Poor's  ("S&P")  provide  a  generally  useful  guide as to such  credit  risk.  For a description of securities  ratings,  see the Appendix to this Statement.  The lower the rating given a security by a rating service, the greater the credit risk such rating  service  perceives  to exist with  respect to the  security.  Increasing  the amount of the
Portfolio's  assets  invested in unrated or lower grade  securities,  while intended to increase the yield produced by those assets, will also increase the risk to which those assets are subject.

         Market risk relates to the fact that the market values of debt  securities in which the Portfolio  invests  generally  will be affected  by changes in the level of interest  rates.  An  increase  in interest  rates will tend to reduce the market  values of such  securities,  whereas a decline in interest rates will tend to increase their values.  Medium and  lower-rated  securities (Baa or BBB and lower) and  non-rated  securities  of comparable  quality tend to be subject to wider  fluctuations  in yields and market values than higher rated  securities and may have  speculative  characteristics.  In order to decrease the risk in investing in debt securities,  in no event will the Portfolio  ever invest in a debt security  rated below B by Moody's or by S&P. Of course,  relying in part on ratings  assigned  by credit  agencies  in making  investments  will not  protect  the  Portfolio  from the risk that the securities  in which they invest will decline in value,  since credit  ratings  represent  evaluations  of the safety of  principal, dividend,  and interest  payments on debt  securities,  and not the market  values of such  securities,  and such ratings may not be changed on a timely basis to reflect subsequent events.

         Because  investment in medium and  lower-rated  securities  involves  greater credit risk,  achievement of the  Portfolio's investment  objective may be more dependent on the  Sub-advisor's  own credit analysis than is the case for funds that do not invest in such  securities.  In  addition,  the  share  price  and  yield of the  Portfolio  may  fluctuate  more than in the case of funds investing in higher  quality,  shorter term  securities.  Moreover,  a significant  economic  downturn or major increase in interest rates may result in issuers of lower-rated  securities  experiencing  increased financial stress, which would adversely affect their ability to service their  principal,  dividend,  and interest  obligations,  meet projected  business goals,  and obtain  additional financing.  In this regard,  it should be noted that while the market for high yield debt  securities has been in existence for many years and from time to time has experienced  economic downturns in recent years, this market has involved a significant  increase in the use of high yield debt  securities to fund highly  leveraged  corporate  acquisitions  and  restructurings.  Past experience may not, therefore,  provide an accurate indication of future performance of the high yield debt securities market,  particularly during periods of economic  recession.  Furthermore,  expenses  incurred in recovering an investment in a defaulted  security may adversely affect the  Portfolio's  net asset value.  Finally,  while the  Sub-advisor  attempts to limit  purchases of medium and  lower-rated securities to securities having an established  secondary  market,  the secondary market for such securities may be less liquid than the market for higher quality  securities.  The reduced  liquidity of the secondary  market for such securities may adversely affect the market price of, and ability of the Portfolio to value,  particular  securities at certain times, thereby making it difficult to make  specific  valuation  determinations.  The Portfolio  does not invest in any medium and  lower-rated  securities  which present special tax  consequences,  such as zero-coupon bonds or pay-in-kind  bonds. For an additional  discussion of certain risks involved in lower-rated securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         The Sub-advisor seeks to reduce the overall risks associated with the Portfolio's  investments through  diversification and consideration of factors  affecting the value of securities it considers  relevant.  No assurance can be given,  however,  regarding the degree of success that will be achieved in this regard or that the Portfolio will achieve its investment objective.

         Convertible  Securities.  The Portfolio may buy securities  convertible into common stock if, for example,  the Sub-advisor believes that a company's  convertible  securities  are  undervalued  in the market.  Convertible  securities  eligible for purchase include  convertible bonds,  convertible  preferred stocks,  and warrants.  A warrant is an instrument issued by a corporation which gives the holder the right to  subscribe  to a specific  amount of the  corporation's  capital  stock at a set price for a specified period of time.  Warrants do not represent  ownership of the  securities,  but only the right to buy the  securities.  The prices of warrants do not necessarily  move parallel to the prices of underlying  securities.  Warrants may be considered  speculative in that they have no voting  rights,  pay no  dividends,  and have no rights  with  respect to the  assets of a  corporation  issuing  them.
Warrant  positions  will not be used to increase  the leverage of the  Portfolio;  consequently,  warrant  positions  are  generally accompanied by cash positions equivalent to the required exercise amount.

         Temporary  Defensive  Investments.  Up to  100%  of the  assets  of the  Portfolio  may be  invested  temporarily  in  U.S.
government obligations,  commercial paper, bank obligations,  repurchase agreements,  negotiable U.S. dollar-denominated obligations of domestic and foreign branches of U.S.  depository  institutions,  U.S. branches of foreign depository  institutions,  and foreign depository institutions,  in cash, or in other cash equivalents,  if the Sub-advisor determines it to be appropriate for purposes of enhancing  liquidity or  preserving  capital in light of  prevailing  market or economic  conditions.  U.S.  government  obligations include Treasury bills, notes and bonds, and issues of United States agencies,  authorities and  instrumentalities.  Some government obligations,  such as  Government  National  Mortgage  Association  pass-through  certificates,  are supported by the full faith and credit of the United States  Treasury.  Other  obligations,  such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow  from the United  States  Treasury;  and others,  such as bonds  issued by Federal  National  Mortgage
Association (a private  corporation),  are supported only by the credit of the agency,  authority or instrumentality.  The Portfolio also may invest in obligations  issued by the International  Bank for  Reconstruction  and Development  (IBRD or "World Bank").  For
more  information  on  mortgage-backed  securities,  see this Statement and the Trust's  Prospectus  under "Certain Risk Factors and
Investment Methods."

         Investment  Policies Which May be Changed Without  Shareholder  Approval.  The following  limitations are applicable to the
AST DeAM International Equity Portfolio.  These limitations are not "fundamental"  restrictions,  and may be changed by the Trustees without shareholder approval.  The Portfolio will not:

         1.       Change its policy to invest at least 80% of the value of its assets in equity  securities  unless it  provides  60 days prior written notice to its shareholders.

         2.       Invest  more than 15% of the  market  value of its net  assets in  securities  which are not  readily  marketable, including repurchase agreements maturing in over seven days;

         3.       Purchase securities of other investment companies except in compliance with the 1940 Act;

         4.       Invest in companies for the purpose of exercising control or management.

         5.       Purchase any securities on margin except to obtain such  short-term  credits as may be necessary for the clearance of  transactions  (and provided that margin  payments and other deposits in connection  with  transactions  in options,  futures and forward contracts shall not be deemed to constitute purchasing securities on margin); or

         6.       Sell securities short.

         In addition,  in periods of uncertain market and economic conditions,  as determined by the Sub-advisor,  the Portfolio may depart from its basic investment  objective and assume a defensive  position with up to 100% of its assets  temporarily  invested in high quality corporate bonds or notes and government issues, or held in cash.

         If a percentage  restriction  is adhered to at the time of investment,  a later  increase or decrease in percentage  beyond the specified limit that results from a change in values or net assets will not be considered a violation.

AST MFS Global Equity Portfolio:

Investment Objective: The investment objective of the Portfolio is capital growth.

Investment Policies:

         U.S.  Government  Securities.  The  Portfolio  may  invest  in U.S.  Government  securities  including  (i)  U.S.  Treasury obligations,  all of which are backed by the full faith and credit of the U.S. Government and (ii) U.S. Government securities,  some of which are backed by the full faith and credit of the U.S.  Treasury,  e.g.,  direct  pass-through  certificates of the Government
National Mortgage Association ("GNMA");  some of which are backed only by the credit of the issuer itself, e.g.,  obligations of the
Student Loan  Marketing  Association;  and some of which are  supported by the  discretionary  authority of the U.S.  Government  to purchase the agency's obligations, e.g., obligations of the Federal National Mortgage Association ("FNMA").

         U.S.  Government  securities also include  interest in trust or other entities  representing  interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

         Equity  Securities.  The Portfolio may invest in all types of equity  securities,  including the following:  common stocks, preferred  stocks and  preference  stocks;  securities  such as bonds,  warrants or rights that are  convertible  into  stocks;  and
depositary  receipts  for  those  securities.   These  securities  may  be  listed  on  securities  exchanges,   traded  in  various
over-the-counter markets or have no organized market.

         Foreign  Securities.  The  Portfolio  may invest in  dollar-denominated  and  non-dollar  denominated  foreign  securities.
Investing in securities of foreign  issuers  generally  involves  risks not  ordinarily  associated  with investing in securities of domestic  issuers.  For a discussion of the risks  involved in foreign  securities,  see this  Statement and the Trust's  Prospectus under "Certain Risk Factors and Investment Methods."

         Depositary  Receipts.  The  Portfolio may invest in American  Depositary  Receipts  ("ADRs"),  Global  Depositary  Receipts
("GDRs") and other types of  depositary  receipts.  ADRs are  certificates  by a U.S.  depository  (usually a bank) and  represent a specified  quantity of shares of an  underlying  non-U.S.  stock on deposit  with a  custodian  bank as  collateral.  GDRs and other types of  depositary  receipts  are  typically  issued by foreign  banks or trust  companies  and evidence  ownership of  underlying securities  issued  by  either a  foreign  or a U.S.  company.  For the  purposes  of the  Portfolio's  policy  to  invest a certain percentage  of its assets in foreign  securities,  the  investments  of the  Portfolio in ADRs,  GDRs and other types of  depositary receipts are deemed to be investments in the underlying securities.

         ADRs may be sponsored or unsponsored.  A sponsored ADR is issued by a depositary which has an exclusive  relationship  with the issuer of the underlying  security.  An  unsponsored  ADR may be issued by any number of U.S.  depositories.  Under the terms of most sponsored  arrangements,  depositories  agree to distribute  notices of shareholder  meetings and voting  instructions,  and to provide  shareholder  communications  and other  information  to the ADR  holders  at the  request  of the  issuer of the  deposited securities.  The  depositary  of an  unsponsored  ADR,  on the  other  hand,  is  under  no  obligation  to  distribute  shareholder communications  received from the issuer of the deposited  securities or to pass through  voting rights to ADR holders in respect of the deposited  securities.  The Portfolio may invest in either type of ADR.  Although the U.S.  investor holds a substitute  receipt of ownership  rather than direct stock  certificates,  the use of the  depositary  receipts in the United Sates can reduce costs and delays as well as potential  currency exchange and other  difficulties.  The Portfolio may purchase  securities in local markets and direct  delivery of these  shares to the local  depositary  of an ADR agent bank in the  foreign  country.  Simultaneously,  the ADR agents create a certificate  which settles at the  Portfolio's  custodian in five days. The Portfolio may also execute trades on the
U.S.  markets  using  existing  ADRs.  A foreign  issuer of the  security  underlying  an ADR is  generally  not subject to the same reporting  requirements in the United States as a domestic issuer.  Accordingly,  information  available to a U.S.  investor will be limited to the  information  the foreign  issuer is  required  to  disclose  in its  country and the market  value of an ADR may not reflect undisclosed  material  information  concerning the issuer of the underlying  security.  ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency.

         Emerging  Markets.  The Portfolio may invest in securities of government,  government-related,  supranational and corporate issuers located in emerging markets.  Such investments entail significant risks as described below.

         Company  Debt.  Governments  of many  emerging  market  countries  have  exercised  and  continue to  exercise  substantial influence  over many  aspects of the private  sector  through the  ownership  or control of many  companies,  including  some of the largest  in any given  country.  As a  result,  government  actions  in the  future  could  have a  significant  effect on  economic conditions in emerging markets,  which in turn, may adversely affect companies in the private sector,  general market conditions and
prices  and  yields  of  certain  of  the  securities  in  the  Portfolio's   portfolio.   Expropriation,   confiscatory   taxation,
nationalization,  political,  economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Portfolio's assets should these conditions recur.

         Foreign  currencies.  Some emerging market countries may have managed  currencies,  which are not free floating against the
U.S.  dollar.  In  addition,  there is risk that certain  emerging  market  countries  may  restrict  the free  conversion  of their currencies  into other  currencies.  Further,  certain  emerging market  currencies may not be  internationally  traded.  Certain of these currencies have  experienced a steep  devaluation  relative to the U.S. dollar.  Any devaluations in the currencies in which a
Portfolio's portfolio securities are denominated may have a detrimental impact on the Portfolio's net asset value.

         Inflation.  Many emerging  markets have  experienced  substantial,  and in some periods  extremely high, rates of inflation for many years.  Inflation  and rapid  fluctuations  in inflation  rates have had and may  continue to have  adverse  effects on the economies  and  securities  markets of certain  emerging  market  countries.  In an  attempt  to control  inflation,  wage and price controls  have been imposed in certain  countries.  Of these  countries,  some,  in recent  years,  have begun to control  inflation through prudent economic policies.

         Liquidity;  Trading Volume;  Regulatory  Oversight.  The securities  markets of emerging market countries are substantially smaller,  less  developed,  less liquid and more volatile than the major  securities  markets in the U.S.  Disclosure and regulatory standards  are in many  respects  less  stringent  than U.S.  standards.  Furthermore  , there is a lower  level of  monitoring  and regulation of the markets and the activities of investors in such markets.

         The limited size of many  emerging  market  securities  markets and limited  trading  volume in the  securities of emerging market issuers  compared to volume of trading in the  securities of U.S.  issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and  competitiveness of the securities  issuers.  For example,  limited market size may cause prices to be unduly  influenced by traders who control large positions.  Adverse  publicity and investors'  perceptions,  whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

         The risk also exists that an emergency  situations may arise in one or more emerging markets,  as a result of which trading of  securities  may cease or may be  substantially  curtailed and prices for the  Portfolio's  securities in such markets may not be readily  available.  The  Portfolio  may suspend  redemption  of its shares for any period  during  which an  emergency  exists,  as determined by the SEC. If market  prices are not readily  available,  the  Portfolio's  securities  in the affected  markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustee.

         Withholding.  Income from  securities  held by the Portfolio  could be reduced by a withholding  tax on the source or other taxes imposed by the emerging  market  countries in which the Portfolio makes its  investments.  The Portfolio's net asset value may also be affected by changes in the rates or methods of taxation  applicable  to the  Portfolio or to entities in which the Portfolio has invested.  The  Sub-advisor  will consider the cost of any taxes in determining  whether to acquire any particular  investments, but can provide no assurance that the taxes will not be subject to change.

         Forward  Contracts.  The  Portfolio may enter into  contracts  for the purchase or sale of a specific  currency at a future date at a price at the time the  contract  is entered  into (a  "Forward  Contract"),  for hedging  purposes  (e.g.,  to protect its current or intended investments from fluctuations in currency exchange rates) as well as for non-hedging purposes.

         The Portfolio does not presently intend to hold Forward  Contracts  entered into until maturity,  at which time it would be required to deliver or accept  delivery of the underlying  currency,  but will seek in most instances to close out positions in such
Contracts by entering into offsetting  transactions,  which will serve to fix the Portfolio's profit or loss based upon the value of the Contracts at the time the offsetting transactions is executed.

         The Portfolio  will also enter into  transactions  in Forward  Contracts for other than hedging  purposes,  which  presents greater  profit  potential but also  involves  increased  risk.  For example,  the  Portfolio may purchase a given foreign  currency through a Forward Contract if, in the judgement of the  Sub-advisor,  the value of such currency is expected to rise relative to the
U.S.  dollar.  Conversely,  the  Portfolio may sell the currency  through a Forward  Contract if the  Sub-advisor  believes that its value will decline relative to the dollar.

         For an  additional  discussion of Forward  Contracts see this  Statement  and the Trust's  Prospectus  under  "Certain Risk
Factors and Investment Methods."

         Futures  Contracts.  The Portfolio may purchase and sell futures contracts ("Future  Contracts") on stock indices,  foreign currencies,  interest rates or interest-rate related instruments,  indices or foreign currencies or commodities.  The Portfolio also may purchase and sell Futures  Contracts on foreign or domestic  fixed income  securities  or indices of such  securities  including municipal  bond  indices  and any other  indices of foreign or  domestic  fixed  income  securities  that may become  available  for trading.  Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

         Futures  Contracts  differ from  options in that they are  bilateral  agreements,  with both the  purchaser  and the seller equally  obligated to complete the  transaction.  Futures  Contracts call for settlement  only on the expiration  date and cannot be exercised at any other time during their term.

         Purchases or sales of stock index  futures  contracts  are used to attempt to protect the  Portfolio's  current or intended stock  investments from broad  fluctuations in stock prices.  For example,  the Portfolio may sell stock index futures  contracts in anticipations  of or during  market  decline to  attempt  to offset  the  decrease  in market  value of the  Portfolio's  securities portfolio that might otherwise  result.  If such decline occurs,  the loss in value of portfolio  securities may be offset, in whole or in part, by gains on the futures  position.  When the Portfolio is not fully invested in the securities  market and anticipates a significant  market  advance,  it may  purchase  stock index  futures in order to gain rapid  market  exposure  that may, in part or entirely,  offset  increases in the cost of  securities  that the Portfolio  intends to purchase.  As such  purchases are made,  the corresponding  positions in stock index futures contracts will be closed out. In a substantial  majority of these transactions,  the
Portfolio will purchase such  securities  upon  termination of the futures  position,  but under unusual market  conditions,  a long futures position may be terminated without a related purchase of securities.

         The Portfolio may purchase and sell foreign  currency  futures  contracts for hedging  purposes,  to attempt to protect its current or intended  investments from fluctuations in currency  exchange rates.  Such fluctuations  could reduce the dollar value of portfolio securities denominated in foreign currencies,  or increase the dollar cost of foreign-denominated  securities, or increase the dollar cost of  foreign-denominated  securities to be acquired,  even if the value of such securities in the currencies in which they are  denominated  remains  constant.  The Portfolio may sell futures  contracts on a foreign  currency,  for example,  where it holds  securities  denominated in such currency and it  anticipates a decline in the value of such currency  relative to the dollar.
In the event such decline occurs,  the resulting  adverse effect on the value of  foreign-denominated  securities may be offset,  in whole or in part, by gains on the futures contracts.

         Conversely,  the  Portfolio  could  protect  against a rise in the  dollar  cost of  foreign-denominated  securities  to be acquired by purchasing  futures contracts on the relevant  security,  which could offset, in whole or in part, the increased cost of such securities  resulting from the rise in the dollar value of the underlying  currencies.  Where the Portfolio  purchases  futures contracts  under such  circumstances,  however,  and the prices of securities to be acquired  instead  decline,  the Portfolio  will sustain losses on its futures  position which could reduce or eliminate the benefits of the reduced cost of portfolio  securities to be acquired.

         For further information on Futures Contracts, see this Statement under "Certain Risk Factors and Investment Methods."

         Investment  in Other  Investment  Companies.  The  Portfolio  may  invest in other  investment  companies,  including  both open-end and closed-end  companies.  Investments in closed-end  investment companies may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

         Options.  The Portfolio may invest in the following  types of options,  which involves the risks  described below under the caption "Risk Factors."

         Options on Foreign  Currencies.  The  Portfolio  may  purchase  and write  options on foreign  currencies  for  hedging and non-hedging  purposes in a manner similar to that in which Futures Contracts on foreign  currencies,  or Forward Contracts,  will be utilized.  For  example,  where a rise in the dollar  value of a currency in which  securities  to be acquired  are  denominated  is projected,  thereby  increasing the cost of such securities,  the Portfolio may purchase call options thereon.  The purchase of such options could offset, at least partially, the effect of the adverse movements in exchange rates.

         Similarly,  instead of purchasing a call option to hedge against an  anticipated  increase in the dollar cost of securities to be acquired,  the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected,  will expire  unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium.  Foreign  currency options written by the Portfolio will generally be covered in a manner similar to the covering of other types of options.

         Options on Futures  Contracts.  The Portfolio  may also  purchase and write options to buy or sell those Futures  Contracts in which it may invest as described above under "Futures  Contracts."  Such investment  strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

         Options on Futures  Contracts  that are written or purchased  by the  Portfolio  on U.S.  Exchanges  are traded on the same contract market as the underlying Futures Contract,  and, like Futures Contracts,  are subject to the regulation by the CFTC and the performance  guarantee  of the  exchange  clearinghouse.  In  addition,  Options  on  Futures  Contracts  may be traded  on  foreign exchanges.  The  Portfolio  may cover the writing of call  Options on Futures  Contracts  (a) through  purchases  of the  underlying
Futures Contract,  (b) through ownership of the instrument,  or instruments included in the index,  underlying the Futures Contract, or (c) through the holding of a call on the same Futures  Contract and in the same  principal  amount as the call written  where the exercise  price of the call held (i) is equal to or less than the  exercise  price of the call  written or (ii) is greater  than the exercise  price of the call written if the Portfolio  owns liquid and  unencumbered  assets equal to the  difference.  The Portfolio may cover the writing of put Options on Futures  Contracts (a) through sales of the  underlying  Futures  Contract,  (b) through the ownership of liquid and  unencumbered  assets equal to the value of the security or index  underlying the Futures  Contract,  or (c)
through the holding of a put on the same Futures  Contract and in the same  principal  amount as the put written  where the exercise price of the put held (i) is equal to or greater than the exercise  price of the put written or where the exercise  price of the put held (ii) is less than the  exercise  price of the put written if the  Portfolio  owns liquid and  unencumbered  assets equal to the difference.  Put and call Options on Futures  Contracts  may also be covered in such other manner as may be in  accordance  with the rules of the exchange on which the option is traded and  applicable  laws and  regulations.  Upon the exercise of a call Option on a
Futures  Contract  written by the Portfolio,  the Portfolio will be required to sell the underlying  Futures  Contract which, if the
Portfolio  has  covered its  obligation  through  the  purchase of such  Contract,  will serve to  liquidate  its futures  position.
Similarly,  where a put Option on a Futures  Contract  written by the  Portfolio is  exercised,  the  Portfolio  will be required to purchase the underlying  Futures  Contract  which,  if the Portfolio has covered its  obligation  through the sale of such Contract, will close out its futures position.

         Depending on the degree of  correlation  between  changes in the value of its portfolio  securities  and the changes in the value of its futures  positions,  the Portfolio's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

         Options on  Securities.  The  Portfolio may write (sell)  covered put and call options,  and purchase put and call options, on securities.

         A call option  written by the  Portfolio is  "covered" if the  Portfolio  owns the security  underlying  the call or has an absolute and immediate right to acquire that security without  additional cash  consideration (or for additional cash  consideration if the Portfolio  owns liquid and  unencumbered  assets equal to the amount of cash  consideration)  upon  conversion or exchange of other  securities  held in its  portfolio.  A call option is also covered if the Portfolio  holds a call on the same security and in the same  principal  amount as the call written where the exercise  price of the call held (a) is equal to or less than the exercise price of the call  written  or (b) is  greater  than the  exercise  price of the call  written  if the  Portfolio  owns  liquid  and unencumbered  assets  equal to the  difference.  If the  portfolio  writes a put option it must  segregate  liquid and  unencumbered assets with a value equal to the exercise  price,  or else holds a put on the same security and in the same principal  amount as the put written  where the exercise  price of the put held is equal to or greater  than the  exercise  price of the put written or where the  exercise  price  of the put held is less  than  the  exercise  price  of the put  written  if the  Portfolio  owns  liquid  and unencumbered  assets  equal to the  difference.  Put and call  options  written by the  Portfolio  may also be covered in such other manner as may be in  accordance  with the  requirements  of the exchange on which,  or the  counterparty  with which,  the option is traded, and applicable laws and regulations.

         Effecting a closing  transaction  in the case of a written  call option will permit the  Portfolio  to write  another  call option on the underlying  security with either a different  exercise  price or expiration  date or both, or in the case of a written put option will permit the  Portfolio  to write  another put option to the extent that the  Portfolio  owns liquid and  unencumbered assets. Such transactions  permit the Portfolio to generate  additional premium income,  which will partially offset declines in the value of portfolio  securities or increases in the cost of securities to be acquired.  Also,  effecting a closing  transaction  will permit the cash or proceeds from the  concurrent  sale of any securities  subject to the option to be used for other  investments of the  Portfolio,  provided  that  another  option on such  security is not  written.  If the  Portfolio  desires to sell a particular security  from its portfolio on which it has written a call option,  it will effect a closing  transaction  in  connection  with the option prior to or concurrent with the sale of the security.

         The  Portfolio  may write  options in connection  with  buy-and-write  transactions;  that is, the Portfolio may purchase a security and then write a call option  against that  security.  The exercise  price of the call option the  Portfolio  determines to write will depend upon the expected  price  movement of the  underlying  security.  The exercise price of a call option may be below
("in-the-money"),  equal to ("at-the-money") or above  ("out-of-the-money") the current value of the underlying security at the time the option is written.  Buy-and-write  transactions  using  in-the-money call options may be used when it is expected that the price of the underlying  security will decline  moderately during the option period.  Buy-and-write  transactions  using  out-of-the-money call options may be used when it is expected that the premiums  received from writing the call option plus the  appreciation  in the market  price of the  underlying  security  up to the  exercise  price will be  greater  than the  appreciation  in the price of the underlying  security  alone.  If the call  options are  exercised in such  transactions,  the  Portfolio's  maximum gain will be the premium  received by it for writing the option,  adjusted  upwards or downwards by the difference  between the Portfolio's  purchase price of the security and the exercise  price,  less related  transaction  costs.  If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of risk/return  characteristics  to buy-and-write  transactions.  If the market price or the underlying  security rises or otherwise is above the exercise  price,  the put option will expire  worthless and the  Portfolio's  gain will be limited to the premium  received,  less  related  transaction  costs.  If the market price of the underlying  security  declines or otherwise is below the exercise price, the Portfolio may elect to close the position or retain the option until it is exercised,  at which time the Portfolio will be required to take delivery of the security at the exercise  price;
the Portfolio's  return will be the premium  received from the put option minus the amount by which the market price of the security is below the exercise  price,  which could result in a loss.  Out-of-the-money,  at-the-money  and  in-the-money  put options may be used by the Portfolio in the same market environments that call options are used in equivalent buy-and-write transactions.

         The Portfolio may also write  combinations  of put and call options on the same  security,  known as  "straddles"  with the same exercise  price and expiration  date. By writing a straddle,  the Portfolio  undertakes a  simultaneous  obligation to sell and purchase  the same  security in the event that one of the options is  exercised.  If the price of the  security  subsequently  rises sufficiently  above the exercise price to cover the amount of the premium and transaction  costs,  the call will likely be exercised and the Portfolio will be required to sell the underlying  security at a below market price.  This loss may be offset,  however,  in whole or in part,  by the premiums  received on the writing of the two options.  Conversely,  if the price of the security  declines by a sufficient  amount,  the put will likely be  exercised.  The writing of straddles  will likely be  effective,  therefore,  only where the price of the security  remains stable and neither the call nor the put is exercised.  In those  instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

         The writing of options on  securities  will not be  undertaken  by the  Portfolio  solely for hedging  purposes,  and could involve  certain  risks  which are not present in the case of hedging  transactions.  Moreover,  even where  options are written for hedging  purposes,  such  transactions  constitute  only a partial  hedge against  declines in the value of portfolio  securities or against  increases in the value of  securities  to be acquired,  up to the amount of the premium.  The  Portfolio  may also purchase options for hedging purposes or to increase its return.

         The Portfolio  may also  purchase  call options to hedge against an increase in the price of securities  that the Portfolio anticipates  purchasing  in the  future.  If such  increase  occurs,  the call  option will  permit the  Portfolio  to purchase  the securities at the exercise price, or to close out the options at a profit.

         Options on Stock  Indices.  The Portfolio  may write (sell)  covered call and put options and purchase call and put options on stock indices.  The Portfolio may cover written call options on stock indices by owning  securities  whose price changes,  in the opinion of the  Sub-advisor,  are expected to be similar to those of the  underlying  index,  or by having an absolute and immediate right to acquire such securities  without  additional cash consideration (or for additional cash consideration if the Portfolio owns liquid and  unencumbered  assets equal to the amount of cash  consideration)  upon conversion or exchange of other securities in its portfolio.  The  Portfolio  may also  cover  call  options  on stock  indices  by  holding a call on the same  index and in the same principal  amount as the call written where the exercise  price of the call held (a) is equal to or less than the exercise  price of the call written or (b) is greater than the exercise price of the call written if the Portfolio own liquid and  unencumbered  assets equal to the difference.  If the Portfolio writes put options on stock indices,  it must segregate  liquid and  unencumbered  assets with a value  equal to the  exercise  price,  or hold a put on the same  stock  index  and in the same  principal  amount as the put written  where the exercise  price of the put held (a) is equal to or greater  than the exercise  price of the put written or (b) is less than the exercise price of the put written if the Portfolio owns liquid and  unencumbered  assets equal to the difference.  Put and call options on stock  indices may also be covered in such other manner as may be in  accordance  with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

         The  purchase  of call  options on stock  indices may be used by the  Portfolio  to attempt to reduce the risk of missing a broad  market  advance,  or an advance in an industry or market  segment,  at a time when the  Portfolio  holds  uninvested  cash or short-term  debt securities  awaiting  investment.  When purchasing call options for this purpose,  the Portfolio will also bear the risk of losing all or a portion  of the  premium  paid it the value of the index  does not rise.  The  purchase  of call  options on stock  indices  when the  Portfolio  is  substantially  fully  invested is a form of  leverage,  up to the amount of the premium and related  transaction costs, and involves risks of loss and of increased  volatility similar to those involved in purchasing calls on securities the Portfolio owns.

         The index  underlying a stock index  option may be a  "broad-based"  index,  such as the Standard & Poor's 500 Index or the
New York Stock Exchange  Composite  Index,  the changes in value of which  ordinarily will reflect  movements in the stock market in general.  In contrast,  certain  options may be based on narrower  market  indices,  such as the Standard & Poor's 100 Index,  or on indices of securities of particular  industry groups,  such as those of oil and gas or technology  companies.  A stock index assigns relative  values to the stocks  included in the index and the index  fluctuates  with changes in the market  values of the stocks so included.  The composition of the index is changed periodically.

For an additional discussion of options, see this Statement under "Certain Risk Factors and Investment Methods."

         Special Risk Factors.

         Risk of Imperfect  Correlation of Hedging  Instruments  with the Portfolio's  Portfolio.  The use of derivatives for "cross hedging"  purposes  (such as a  transaction  in a Forward  Contract on one currency to hedge  exposure to a different  currency) may involve greater  correlation  risks.  Consequently,  the Portfolio bears the risk that the price of the portfolio  securities  being hedged will not move in the same amount or direction as the underlying index or obligation.

         It should be noted that stock index futures  contracts or options based upon a narrower index of securities,  such as those of a particular  industry  group,  may present  greater risk than options or futures based on a broad market  index.  This is due to the fact that a  narrower  index is more  susceptible  to rapid and  extreme  fluctuations  as a result of changes in the value of a small number of securities.  Nevertheless,  where the Portfolio  enters into  transactions  in options or futures on  narrowly-based indices for hedging  purposes,  movements in the value of the index should,  if the hedge is successful,  correlate closely with the portion of the Portfolio's portfolio or the intended acquisitions being hedged.

         The trading of derivatives for hedging purposes entails the additional risk of imperfect  correlation  between movements in the price of the derivative and the price of the underlying  index or obligation.  The anticipated  spread between the prices may be distorted  due to the  difference in the nature of the markets such as  differences  in margin  requirements,  the liquidity of such markets and the  participation  of speculators in the  derivatives  markets.  In this regard,  trading by speculators in derivatives has in the past  occasionally  resulted in market  distortions,  which may be difficult or impossible to predict,  particularly near the expiration of such instruments.

         The trading of Options on Futures  Contracts  also  entails the risk that  changes in the value of the  underlying  Futures
Contracts will not be fully reflected in the value of the option.  The risk of imperfect  correlation,  however,  generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

         Further,  with respect to options on  securities,  options on stock  indices,  options on currencies and Options on Futures
Contracts,  the Portfolio is subject to the risk of market  movements  between the time that the option is exercised and the time of performance thereunder.  This could increase the extent of any loss suffered by the Portfolio in connection with such transactions.

         In writing a covered  call  option on a  security,  index or futures  contract,  the  Portfolio  also  incurs the risk that changes in the value of the  instruments  used to cover the  position  will not  correlate  closely with changes in the value of the option or underlying  index or instrument.  For example,  where the Portfolio  covers a call option written on a stock index through segregation  of  securities,  such  securities  may not match the  composition  of the  index,  and the  Portfolio  may not be fully covered.  As a result, the Portfolio could be subject to risk of loss in the event of adverse market movements.

         Risks of Non-Hedging  Transactions.  The Portfolio may enter  transactions in derivatives for non-hedging  purposes as well as hedging purposes.  Non-hedging  transactions in such instruments  involve greater risks and may result in losses which may not be offset by increases in the value of portfolio  securities or declines in the cost of securities  to be acquired.  Nevertheless,  the method of covering  an option  employed  by the  Portfolio  may not fully  protect it against  risk of loss and,  in any event,  the
Portfolio  could suffer losses on the option  position which might not be offset by  corresponding  portfolio  gains.  The Portfolio may also enter into  futures,  Forward  Contracts  for  non-hedging  purposes.  For  example,  the  Portfolio  may enter into such a transaction  as an  alternative  to purchasing or selling the  underlying  instrument or to obtain  desired  exposure to an index or market.  In such  instances,  the  Portfolio  will be exposed to the same  economic  risks  incurred  in  purchasing  or selling the underlying  instrument or instruments.  However,  transactions in futures,  Forward  Contracts may be leveraged,  which could expose the  Portfolio to greater risk of loss than such  purchases or sales.  Entering  into  transactions  in  derivatives  for other than hedging  purposes,  therefore,  could  expose  the  Portfolio  to  significant  risk of loss if the  prices,  rates or values of the underlying instruments or indices do not move in the direction or to the extent anticipated.

         With respect to the writing of straddles on  securities,  the  Portfolio  incurs the risk that the price of the  underlying security will not remain  stable,  that one of the options  written will be exercised and that the resulting loss will not be offset by the amount of the premiums received.  Such transactions,  therefore,  create an opportunity for increased return by providing the
Portfolio with two simultaneous  premiums on the same security,  but involve additional risk, since the Portfolio may have an option exercised against it regardless of whether the price of the security increases or decreases.

         Risk of a Potential Lack of a Liquid Secondary  Market.  Prior to exercise or expiration,  a futures or option position can only be terminated by entering into a closing  purchase or sale  transaction.  In that event,  it may not be possible to close out a position held by the Portfolio,  and the Portfolio could be required to purchase or sell the instrument  underlying an option,  make or receive a cash  settlement  or meet ongoing  variation  margin  requirements.  Under such  circumstances,  if the  Portfolio  has insufficient cash available to meet margin  requirements,  it will be necessary to liquidate portfolio securities or other assets at a time when it is  disadvantageous  to do so. The  inability to close out options and futures  positions,  therefore,  could have an adverse impact on the Portfolio's ability effectively to hedge its portfolio, and could result in trading losses.

         The  trading of Futures  Contracts  and  options is also  subject to the risk of trading  halts,  suspensions,  exchange or clearinghouse equipment failures,  government intervention,  insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity,  which could at times make it difficult or impossible to liquidate  existing positions or to recover excess variation margin payments.

         Potential  Bankruptcy  of a  Clearinghouse  or Broker.  When the  Portfolio  enters into  transactions  in  exchange-traded futures or options,  it is exposed to the risk of the potential  bankruptcy  of the relevant  exchange  clearinghouse  or the broker through  which the  Portfolio  has effected the  transaction.  In that event,  the  Portfolio  might not be able to recover  amounts deposited as margin,  or amounts owed to the Portfolio in connection with its  transactions,  for an indefinite  period of time, and could  sustain  losses of a portion or all of such  amounts.  Moreover,  the  performance  guarantee  of an  exchange  clearinghouse generally extends only to its members and the Portfolio could sustain losses,  notwithstanding  such guarantee,  in the event of the bankruptcy of its broker.

         Trading and Position  Limits.  The exchanges on which futures and options are traded may impose  limitations  governing the maximum  number of positions on the same side of the market and  involving  the same  underlying  instrument  which may be held by a single  investor,  whether  acting alone or in concert with others  (regardless  of whether such  contracts  are held on the same or different  exchanges or held or written in one or more accounts or through one or more brokers.)  Further,  the CFTC and the various contract  markets  have  established  limits  referred  to as  "speculative  position  limits" on the  maximum net long or net short position  which any person may hold or control in a particular  futures or option  contract.  An exchange may order the  liquidation of positions found to be in violation of these limits and it may impose other sanctions or  restrictions.  The Sub-advisor  does not believe that these trading and position  limits will have any adverse  impact on the  strategies  for hedging the  portfolios of the
Portfolio.

         Risks of Options on Futures  Contracts.  The amount of risk the Portfolio  assumes when it purchases an Option on a Futures
Contract  is the  premium  paid for the  option,  plus  related  transaction  costs.  In order to profit  from an option  purchased, however,  it may be necessary to exercise the option and to liquidate the underlying  Futures Contract,  subject to the risks of the availability of a liquid offset market  described  herein.  The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading,  including the requirement of initial and variation margin payments,  as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying  security,  index,  currency or
Futures Contract.

         Risks of Transactions in Foreign Currencies and  Over-the-Counter  Derivatives and Other Transactions Not Conducted on U.S.
Exchanges.  Transactions  in Forward  Contracts  on foreign  currencies,  as well as futures and options on foreign  currencies  and transactions  executed on foreign  exchanges,  are subject to all of the  correlation,  liquidity and other risks outlined above. In addition,  however,  such  transactions  are  subject  to the risk of  governmental  actions  affecting  trading in or the prices of currencies  underlying such contracts,  which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Portfolio.  Further,  the value of such  positions  could be adversely  affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

         Further,  unlike  trading in most other types of  instruments,  there is no systematic  reporting of last sale  information with respect to the foreign  currencies  underlying  contracts  thereon.  As a result,  the available  information  on which trading systems will be based may not be as complete as the comparable  data on which the Portfolio makes  investment and trading  decisions in connection with other  transactions.  Moreover,  because the foreign  currency market is a global,  24-hour market,  events could occur in that market which will not be reflected in the forward,  futures or options market until the following day,  thereby making it more difficult for the Portfolio to respond to such events in a timely manner.

         Settlements of exercises of  over-the-counter  Forward  Contracts or foreign currency  options  generally must occur within the country  issuing the  underlying  currency,  which in turn  requires  traders to accept or make  delivery of such  currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking  relationships,  fees, taxes or other charges.

         Unlike  transactions  entered  into  by the  Portfolio  in  Futures  Contracts  and  exchange-traded  options,  on  foreign currencies,  Forward Contracts,  over-the-counter options on securities, swaps and other over-the-counter derivatives are not traded on contract  markets  regulated by the CFTC or (with the exception of certain  foreign  currency  options) the SEC. To the contrary, such  instruments are traded through  financial  institutions  acting as  market-makers,  although foreign currency options are also traded on certain national  securities  exchanges,  such as the Philadelphia  Stock Exchange and the Chicago Board Options Exchange,
subject to SEC regulation.  In an over-the-counter  trading environment,  many of the protections afforded to exchange  participants will not be available.  For example,  there are no daily price  fluctuation  limits,  and adverse market  movements  could therefore continue to an  unlimited  extent over a period of time.  Although the  purchaser  of an option  cannot lose more than the amount of the premium plus related  transaction costs, this entire amount could be lost.  Moreover,  the option writer and a trader of Forward
Contracts could lose amounts  substantially in excess of their initial  investments,  due to the margin and collateral  requirements associated with such positions.

         In  addition,  over-the-counter  transactions  can only be entered  into with a financial  institution  willing to take the opposite  side,  as  principal,  of the  Portfolio's  position  unless the  institution  acts as broker and is able to find  another counterparty  willing to enter into the transaction  with the Portfolio.  Where no such  counterparty  is available,  it will not be possible to enter into a desired transaction.

         Further,  over-the-counter  transactions are not subject to the guarantee of an exchange  clearinghouse,  and the Portfolio will therefore be subject to the risk of default by, or the bankruptcy of, the financial  institution  serving as its  counterparty.
One or more of such institutions  also may decide to discontinue  their role as market-makers in a particular  currency or security, thereby restricting the Portfolio's ability to enter into desired hedging transactions.

         Options on securities,  options on stock indices,  Futures  Contracts,  Options on Futures Contracts and options on foreign currencies may be traded on exchanges  located in foreign  countries.  Such  transactions may not be conducted in the same manner as those entered into on U.S. exchanges,  and may be subject to different margin, exercise,  settlement or expiration procedures.  As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

         Options on foreign  currencies  traded on national  securities  exchanges  are within the  jurisdiction  of the SEC, as are other securities  traded on such exchanges.  As a result,  many of the protections  provided to traders on organized  exchanges will be available with respect to such  transactions.  In particular,  all foreign currency option  positions  entered into on a national securities  exchange are cleared and  guaranteed  by the Options  Clearing  Corporation  (the "OCC"),  thereby  reducing the risk of counterparty default.

         The purchase and sale of  exchange-traded  foreign  currency  options,  is subject to the risks  regarding  adverse  market movements,  margining  of options  written,  the nature of the  foreign  currency  market,  possible  intervention  by  governmental authorities and the effects of other  political and economic  events.  In addition,  exchange-traded  options on foreign  currencies involve certain risks not presented by the  over-the-counter  market.  For example,  exercise and settlement of such options must be made exclusively  through the OCC, which has established  banking  relationships in applicable  foreign  countries for this purpose.
As a result, the OCC may, if it determines that foreign  governmental  restrictions or taxes would prevent the orderly settlement of foreign currency option  exercises,  or would result in undue burdens on the OCC or its clearing member,  impose special  procedures on exercise and  settlement,  such as technical  changes in the mechanics of delivery of currency,  the fixing of dollar  settlement prices or prohibitions on exercise.

         Short Term  Instruments.  The Portfolio may hold cash and invest in cash  equivalents,  such as short-term U.S.  Government
Securities, commercial paper and bank instruments.

         Temporary  Defensive  Positions.  During periods of unusual market conditions when the Sub-advisor  believes that investing for temporary  defensive purposes is appropriate,  or in order to meet anticipated  redemption  requests,  a large portion or all of the assets of the Portfolio may be invested in cash (including  foreign  currency) or cash equivalents,  including,  but not limited to,  obligations of banks  (including  certificates  of deposit,  bankers  acceptances,  time deposits and  repurchase  agreements), commercial paper, short-term notes, U.S. Government securities and related repurchase agreements.

         Warrants.  The  Portfolio  may invest in warrants.  The strike  price of warrants  typically is much lower than the current market price of the underlying  securities,  yet they are subject to similar price  fluctuations,  in absolute  terms.  As a result, warrants may be more volatile  investments than the underlying  securities and may offer greater potential for capital  appreciation as well as capital loss.

         Additional  information  regarding  warrants is included in this Statement and the Trust's  Prospectus  under "Certain Risk factors and Investment Methods."

         "When-Issued"  Securities.  The Portfolio may purchase  securities on a  "when-issued,"  "forward  commitment," or "delayed delivery  basis." The  commitment  to purchase a security  for which  payment will be made on a future date may be deemed a separate security.  While  awaiting  delivery of securities  purchased on such basis,  the Portfolio  will identify  liquid and  unencumbered assets equal to its forward delivery commitment.

         For more information  about  when-issued  securities,  please see this Statement under "Certain Risk Factors and Investment
Methods."

         Investment  Policy Which May be Changed Without  Shareholder  Approval.  The following  limitation is applicable to the AST
MFS Global  Equity  Portfolio.  This  limitation  is not a  "fundamental"  restriction,  and may be changed by the Trustees  without shareholder approval.  The Portfolio will not:

         1.       Change its policy to invest at least 80% of the value of its assets in equity  securities  unless it  provides  60 days prior written notice to its shareholders.

AST PBHG Small-Cap Growth Portfolio:

Investment  Objective:  The investment  objective of the Portfolio  (formerly,  the AST Janus Small-Cap Growth Portfolio) is capital growth.  Realization of income is not a significant investment  consideration and any income realized on the Portfolio's investments therefore will be incidental to the Portfolio's objective.

Investment Policies:

         Investment  Company  Securities.  From time to time, the Portfolio may invest in securities of other investment  companies, subject to the provisions of Section 12(d)(1) of the 1940 Act.

         Depositary  Receipts.  The Portfolio may invest in sponsored and unsponsored  American Depositary Receipts ("ADRs"),  which are  described  in the Trust's  Prospectus  under  "Certain  Risk  Factors and  Investment  Methods."  Holders of  unsponsored  ADRs generally  bear all the costs of the ADR facility,  whereas  foreign  issuers  typically  bear certain costs in a sponsored ADR. The bank or trust  company  depositary  of an  unsponsored  ADR may be under no  obligation  to  distribute  shareholder  communications received from the foreign  issuer or to pass through voting rights.  The Portfolio may also invest in European  Depositary  Receipts
("EDRs"), Global Depositary Receipts ("GDRs") and in other similar instruments representing securities of foreign companies.

         Futures,  Options and Forward Contracts.  The Portfolio may enter into futures contracts on securities,  financial indices, and foreign  currencies and options on such  contracts,  and may invest in options on  securities,  financial  indices,  and foreign currencies,  and forward  contracts.  The Portfolio will not enter into any futures contracts or options on futures contracts if the aggregate  amount of the Portfolio's  commitments  under  outstanding  futures contract  positions and options on futures  contracts written by the  Portfolio  would  exceed the market value of the  Portfolio's  total  assets.  The  Portfolio  may invest in forward currency contracts with stated values of up to the value of the Portfolio's assets.

         The Portfolio may buy or write options in privately  negotiated  transactions  on the types of  securities,  and on indices based on the types of  securities,  in which the  Portfolio  is  permitted  to invest  directly.  The  Portfolio  will  effect  such transactions  only with  investment  dealers  and  other  financial  institutions  (such as  commercial  banks or  savings  and loan institutions)  deemed  creditworthy  by the  Sub-advisor  pursuant to  procedures  adopted by the  Sub-advisor  for  monitoring  the creditworthiness  of  those  entities.  To the  extent  that an  option  purchased  or  written  by the  Portfolio  in a  negotiated transaction  is illiquid,  the value of the option  purchased or the amount of the  Portfolio's  obligations  under an option it has written,  as the case may be,  will be subject to the  Portfolio's  limitation  on  illiquid  investments.  In the case of  illiquid options,  it may not be possible for the Portfolio to effect an offsetting  transaction  when the  Sub-advisor  believes it would be advantageous  for the Portfolio to do so. For a description of these  strategies  and  instruments  and certain of their risks,  see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Convertible  Securities.  Convertible  securities are securities such as rights,  bonds,  notes and preferred  stocks which are convertible into or exchangeable for common stocks.  Convertible  securities have  characteristics  similar to both fixed income and equity securities.  Because of the conversion  feature,  the market value of convertible  securities tends to move together with the market value of the underlying  common stock. As a result,  the Portfolio's  selection of convertible  securities is based, to a great  extent,  on the  potential  for  capital  appreciation  that may exist in the  underlying  stock.  The  value of  convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

         Warrants.  Warrants are  instruments  giving  holders the right,  but not the  obligation,  to buy shares of a company at a given price during a specified period.

         When-Issued  and  Delayed-Delivery  Securities.  When-issued  and  delayed-delivery  securities are  securities  subject to settlement  on a future  date.  For fixed  income  securities,  the  interest  rate  realized  on  when-issued  or  delayed-delivery securities is fixed as of the purchase  date and no interest  accrues to the  Portfolio  before  settlement.  These  securities  are subject to market  fluctuation  due to changes in market  interest  rates and will have the  effect of  leveraging  the  Portfolio's assets.  The  Portfolio is  permitted to invest in forward  commitments  or  when-issued  securities  where such  purchases  are for investment  and  not  for  leveraging  purposes.  One  or  more  segregated  accounts  will  be  established  with  the  Portfolio's
Custodian/Custodian  Bank,  and the Portfolio  will maintain  liquid assets in such accounts in an amount at least equal in value to the Portfolio's commitments to purchase when-issued securities.

         Small and Medium  Capitalization  Stocks.  Investments  in common  stocks in general are  subject to market  risks that may cause their prices to fluctuate over time.  Therefore,  an investment in the Portfolio may be more suitable for long-term  investors who can bear the risk of these  fluctuations.  While the Sub-advisor intends to invest in small  capitalization  companies that have strong balance sheets and favorable business prospects,  any investment in small capitalization  companies involves greater risk and price volatility than that customarily  associated with investments in larger, more established  companies.  This increased risk may be due to the greater business risks of their small or medium size,  limited markets and financial  resources,  narrow product lines and frequent lack of management  depth. The securities of small  capitalization  companies are often traded in the  over-the-counter market,  and might not be traded in volumes typical of securities  traded on a national  securities  exchange.  Thus, the securities of small  capitalization  companies  are likely to be less  liquid,  and subject to more abrupt or erratic  market  movements,  than securities of larger, more established companies.

         Over-The-Counter  Market. The Portfolio will invest in  over-the-counter  stocks. In contrast to the securities  exchanges, the  over-the-counter  market is not a centralized facility which limits trading activity to securities of companies which initially satisfy certain defined standards.  Generally,  the volume of trading in an unlisted or  over-the-counter  common stock is less than the volume of trading  in a listed  stock.  This means  that the depth of market  liquidity  of some  stocks in which the  Portfolio invests may not be as great as that of other  securities  and, if the Portfolio were to dispose of such a stock,  they might have to offer the shares at a discount from recent prices, or sell the shares in small lots over an extended period of time.

         Investment  Policies Which May Be Changed Without  Shareholder  Approval.  The following  limitations are applicable to the
AST PBHG Small-Cap  Growth  Portfolio.  These  limitations are not  "fundamental"  restrictions,  and may be changed by the Trustees without shareholder approval.

         1.       The  Portfolio  will  not  change  its  policy  to  invest  at  least  80% of the  value  of its  assets  in small capitalization companies unless it provides 60 days prior written notice to its shareholders.

         2.       The  Portfolio  does not  currently  intend to sell  securities  short,  unless it owns or has the right to obtain securities  equivalent  in kind and amount to the  securities  sold  short  without  the  payment  of any  additional  consideration therefor,  and provided that  transactions in futures,  options,  swaps and forward  contracts are not deemed to constitute  selling securities short.

         3.       The Portfolio  does not currently  intend to purchase  securities on margin,  except that the Portfolio may obtain such  short-term  credits as are necessary for the clearance of  transactions,  and provided that margin payments and other deposits in connection  with  transactions in futures,  options,  swaps and forward  contracts  shall not be deemed to constitute  purchasing securities on margin.

         4.       The  Portfolio  does not currently  intend to purchase any security or enter into a repurchase  agreement if, as a result,  more than 15% of its net  assets  would be  invested  in  repurchase  agreements  not  entitling  the  holder to payment of principal  and interest  within seven days and in securities  that are illiquid by virtue of legal or  contractual  restrictions  on resale or the absence of a readily  available  market.  The Trustees,  or the Portfolio's  Sub-advisor  acting pursuant to authority delegated by the Trustees,  may determine  that a readily  available  market exists for securities  eligible for resale  pursuant to
Rule 144A under the Securities Act of 1933 ("Rule 144A  Securities"),  or any successor to such rule,  Section 4(2) commercial paper and municipal lease obligations.  Accordingly, such securities may not be subject to the foregoing limitation.

         5.       The Portfolio may not invest in companies for the purpose of exercising control of management.

AST DeAM Small-Cap Growth Portfolio:

Investment  Objective:  The investment objective of the Portfolio (formerly,  the AST Scudder Small-Cap Growth Portfolio) is to seek maximum appreciation of investors' capital from a portfolio primarily of growth stocks of smaller companies.

Investment Policies:

         Options.  The Portfolio may write (sell) call options on securities as long as it owns the  underlying  securities  subject to the option,  or an option to purchase the same underlying  securities having an exercise price equal to or less than the exercise price of the option, or will establish and maintain with the Portfolio's  custodian for the term of the option a segregated  account consisting  of cash or other  liquid  securities  ("eligible  securities")  to the  extent  required  by  applicable  regulation  in connection with the optioned  securities.  The Portfolio may write put options  provided that, so long as the Portfolio is obligated as the writer of the  option,  the  Portfolio  owns an option to sell the  underlying  securities  subject  to the option  having an exercise  price equal to or greater than the exercise  price of the option,  or it deposits and  maintains  with the  custodian in a segregated  account  eligible  securities  having a value equal to or greater  than the  exercise  price of the option.  The premium received  for  writing an option will  reflect,  among other  things,  the current  market  price of the  underlying  security,  the relationship  of the exercise  price to such market price,  the price  volatility of the  underlying  security,  the option  period, supply and demand and  interest  rates.  The  Portfolio  may write or  purchase  spread  options,  which are  options  for which the exercise  price may be a fixed dollar spread or yield spread between the security  underlying  the option and another  security that is used as a  benchmark.  The  exercise  price of an  option  may be  below,  equal  to or above  the  current  market  value of the underlying  security  at the time the option is written.  The  Portfolio  may write  (sell) call and put options on up to 25% of net assets and may  purchase put and call  options  provided  that no more than 5% of its net assets may be invested in premiums on such options.

         If a secured put option expires unexercised,  the writer realizes a gain from the amount of the premium,  plus the interest income on the securities in the segregated  account.  If the secured put writer has to buy the  underlying  security  because of the exercise of the put option,  the secured put writer  incurs an  unrealized  loss to the extent that the current  market value of the underlying  security is less than the exercise  price of the put option.  However,  this would be offset in whole or in part by gain from the premium received and any interest income earned on the securities in the segregated account.

         For an additional  discussion of investing in options and the risks  involved  therein,  see this Statement and the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

                  Over-the-Counter  Options.  The Portfolio may deal in  over-the-counter  traded  options ("OTC  options").  Unlike exchange-traded  options,  OTC options are transacted directly with dealers and not with a clearing  corporation.  Since there is no exchange,  pricing is normally done by reference to information from market makers,  which information is carefully monitored by the
Sub-advisor  and verified in  appropriate  cases.  In writing OTC options,  the  Portfolio  receives the premium in advance from the dealer.  OTC options are available for a greater  variety of securities or other assets,  and for a wider range of expiration  dates and exercise prices, than exchange traded options.

         The staff of the SEC takes the position  that  purchased OTC options and the assets used as "cover" for written OTC options are  illiquid  securities.  Accordingly,  the  Portfolio  will only engage in OTC options  transactions  with dealers that have been specifically  approved by the Sub-advisor.  The Sub-advisor  believes that the approved dealers should be able to enter into closing transactions  if  necessary  and,  therefore,  present  minimal  credit risks to the  Portfolio.  The  Sub-advisor  will monitor the creditworthiness  of the  approved  dealers  on an  on-going  basis.  The  Portfolio  currently  will  not  engage  in  OTC  options transactions  if the amount  invested by the Portfolio in OTC options,  plus a "liquidity  charge" related to OTC options written by the Portfolio,  plus the amount  invested by the Portfolio in other illiquid  securities,  would exceed 15% of the  Portfolio's  net assets.  The "liquidity charge" referred to above is computed as described below.

         The Portfolio  anticipates  entering into  agreements  with dealers to which the Portfolio  sells OTC options.  Under these agreements  the  Portfolio  would have the absolute  right to  repurchase  the OTC options from the dealer at any time at a price no greater than a price  established  under the agreements (the  "Repurchase  Price").  The "liquidity  charge" referred to above for a specific  OTC  option  transaction  will be the  Repurchase  Price  related to the OTC option  less the  intrinsic  value of the OTC option.  The intrinsic  value of an OTC call option for such  purposes  will be the amount by which the current  market value of the underlying  security  exceeds the exercise price. In the case of an OTC put option,  intrinsic value will be the amount by which the exercise  price exceeds the current  market value of the underlying  security.  If there is no such agreement  requiring a dealer to allow the  Portfolio to  repurchase a specific  OTC option  written by the  Portfolio,  the  "liquidity  charge" will be the current market value of the assets serving as "cover" for such OTC option.

                  Options on  Securities  Indices.  The  Portfolio,  as part of its  options  transactions,  may also use options on securities  indices in an attempt to hedge against market  conditions  affecting the value of securities  that the Portfolio owns or intends to purchase,  and not for  speculation.  When the Portfolio  writes an option on a securities  index, it will be required to deposit with its custodian and  mark-to-market  eligible  securities to the extent required by applicable  regulation.  In addition, where the Portfolio  writes a call option on a securities  index at a time when the contract value exceeds the exercise  price,  the
Portfolio will segregate and  mark-to-market,  until the option expires or is closed out, cash or cash equivalents equal in value to such excess.  The  Portfolio  may also purchase and sell options on indices other than  securities  indices,  as available,  such as foreign  currency  indices.  Because index options are settled in cash, a call writer cannot  determine the amount of its settlement obligations  in advance and,  unlike call writing on specific  securities,  cannot cover its  potential  settlement  obligations  by acquiring and holding the underlying  securities.  Index options  involve risks similar to those risks relating to  transactions  in financial futures contracts described below.

         For an  additional  discussion  of  investing  in OTC options and options on  securities  indices,  and the risks  involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Financial  Futures  Contracts  and  Related  Options.  The  Portfolio  may enter into  financial  futures  contracts.  This investment  technique is designed  primarily to hedge (i.e.  protect)  against  anticipated  future changes in market  conditions or foreign  exchange rates which otherwise might affect  adversely the value of securities or other assets which the Portfolio holds or intends to purchase.  For example,  when the near-term market view is bearish but the portfolio  composition is judged  satisfactory for the longer  term,  exposure to  temporary  declines  in the market may be reduced by entering  into  futures  contracts  to sell securities  or the cash value of an index.  Conversely,  where the  near-term  view is bullish,  but the Portfolio is believed to be well  positioned  for the longer term with a high cash position,  the Portfolio can hedge against market  increases by entering into futures  contracts to buy  securities  or the cash value of an index.  In either case,  the use of futures  contracts  would tend to minimize  portfolio  turnover and  facilitate the  Portfolio's  pursuit of its investment  objective.  Also, if the Portfolio  owned long-term  bonds and  interest  rates were  expected to rise,  it could sell  financial  futures  contracts.  If interest  rates did increase,  the value of the bonds held by the Portfolio  would  decline,  but this decline would be offset in whole or in part by an increase in the value of the  Portfolio's  futures  contracts.  If, on the other hand,  long-term  interest  rates were  expected to decline,  the Portfolio could hold short-term debt securities and benefit from the income earned by holding such  securities,  while at the same time the Portfolio could purchase futures  contracts on long-term bonds or the cash value of a securities  index.  Thus, the Portfolio  could take  advantage of the  anticipated  rise in the value of long-term  bonds without  actually  buying them.  The futures  contracts and short-term  debt  securities  could then be liquidated and the cash proceeds used to buy long-term  bonds. At the  time of  delivery,  in the case of  fixed  income  securities  pursuant  to the  contract,  adjustments  are made to  recognize differences  in value arising from the delivery of securities  with a different  interest rate than that  specified in the contract.
In some cases, securities to be delivered under a futures contract may not have been issued at the time the contract was written.

         The market prices of futures  contracts may be affected by certain  factors.  If  participants  in the futures market elect to close out their  contracts  through  offsetting  transactions  rather than meet margin  requirements,  distortions  in the normal relationship  between the assets and futures  market  could  result.  Price  distortions  also could  result if investors in futures contracts  decide to make or take  delivery of  underlying  securities  or other assets  rather than engage in closing  transactions because of the  resultant  reduction in the  liquidity  of the futures  market.  In addition,  because  margin  requirements  in the futures market are less onerous than margin requirements in the cash market,  increased  participation by speculators in the futures market could cause  temporary  price  distortions.  Due to the  possibility of these price  distortions and because of the imperfect correlation  between  movements in the prices of  securities  or other assets and  movements in the prices of futures  contracts,  a correct forecast of market trends by the Sub-advisor still may not result in a successful hedging transaction.

         The  Portfolio may purchase and write call and put options on financial  futures  contracts.  Options on futures  contracts involve risks similar to those risks relating to  transactions  in financial  futures  contracts.  The Portfolio will not enter into any futures  contracts or options on futures  contracts if the aggregate of the contract value of the outstanding  futures contracts of the  Portfolio and futures  contracts  subject to  outstanding  options  written by the  Portfolio  would exceed 50% of the total assets of the  Portfolio.  For an  additional  discussion  of  investing  in financial  futures  contracts  and options on financial futures  contracts and the risks involved  therein,  see this Statement and the Trust's  Prospectus  under "Certain Risk Factors and
Investment Methods."

         Section 4(2) Paper.  The Portfolio may invest in commercial  paper issued by major  corporations  under the  Securities Act of 1933 in reliance on the exemption from  registration  afforded by Section 3(a)(3)  thereof.  Such commercial  paper may be issued only to  finance  current  transactions  and must  mature in nine  months or less.  Such  commercial  paper is traded  primarily  by institutional  investors through investment dealers,  and individual  investor  participation in the commercial paper market is very limited.  The Portfolio also may invest in commercial paper issued in reliance on the so-called "private  placement"  exemption from registration  afforded by Section 4(2) of the Securities  Act of 1933  ("Section  4(2) paper").  Section 4(2) paper is restricted as to disposition  under the federal  securities laws, and generally is sold to  institutional  investors,  such as the Portfolio,  who agree that they are  purchasing the paper for  investment  and not with a view to public  distribution.  Any resale by the purchaser must be in an exempt  transaction.  Section  4(2) paper  normally  is resold to other  institutional  investors  through or with the assistance  of the issuer or  investment  dealers who make a market in the Section 4(2) paper,  thus  providing  liquidity.  Section
4(2) paper will be considered illiquid,  and subject to the Portfolio's  limitation on investing in illiquid securities,  unless the
Sub-advisor determines such Section 4(2) paper to be liquid under guidelines established by the Board of Trustees of the Trust.

         Collateralized  Obligations.  The Portfolio may invest in asset-backed and mortgage-backed  securities,  including interest only ("IO") and principal only ("PO") securities  (collectively,  "collateralized  obligations").  A collateralized  obligation is a debt  security  issued  by a  corporation,  trust  or  custodian,  or by a  U.S.  Government  agency  or  instrumentality,  that  is collateralized by a portfolio or pool of mortgages,  mortgage pass-through  securities,  U.S. Government securities or other assets.
Collateralized obligations, depending on their structure and the rate of prepayments, can be volatile.

                  The Portfolio will currently invest in only those  collateralized  obligations that are fully  collateralized  and that  meet the  quality  standards  otherwise  applicable  to the  Portfolio's  investments.  Fully  collateralized  means  that the collateral  will generate cash flows  sufficient to meet  obligations to holders of the  collateralized  obligations  under even the most conservative  prepayment and interest rate  projections.  Thus, the  collateralized  obligations are structured to anticipate a worst  case  prepayment  condition  and to  minimize  the  reinvestment  rate  risk for cash  flows  between  coupon  dates  for the collateralized  obligations.  A worst case prepayment  condition generally assumes immediate  prepayment of all securities purchased at a premium and zero  prepayment of all  securities  purchased at a discount.  Reinvestment  rate risk may be minimized by assuming very conservative  reinvestment rates and by other means such as by maintaining the flexibility to increase principal  distributions in a low interest  rate  environment.  The effective  credit  quality of the  collateralized  obligations  in such  instances is the credit quality of the issuer of the collateral.  The  requirements as to  collateralization  are determined by the issuer or sponsor of the  collateralized  obligation in order to satisfy rating agencies,  if rated. The Portfolio does not currently intend to invest more than 5% of its total assets in collateralized obligations.

         Because some  collateralized  obligations are issued in classes with varying  maturities and interest  rates,  the investor may obtain greater  predictability of maturity through these collateralized  obligations than through direct investments in mortgage pass-through  securities.  Classes  with  shorter  maturities  may have lower  volatility  and lower  yield  while those with longer maturities  may have  higher  volatility  and higher  yield.  Payments  of  principal  and  interest  on the  underlying  collateral securities  are not passed  through  directly  to the  holders of these  collateralized  obligations.  Rather,  the  payments on the underlying  portfolio  or pool of  obligations  are used to pay  interest  on each  class and to  retire  successive  maturities  in sequence.  These  relationships  may in effect "strip" the interest payments from principal  payments of the underlying  obligations and allow for the separate  purchase of either the interest or the principal  payments,  sometimes  called  interest only ("IO") and principal  only ("PO")  securities.  By  investing  in IOs and POs, an investor  has the option to select from a pool of  underlying collateral the portion of the cash flows that most closely corresponds to the investor's forecast of interest rate movements.

         Collateralized  obligations  are  designed  to be  retired  as the  underlying  obligations  are  repaid.  In the  event of prepayment  on or call of such  securities,  the class of  collateralized  obligation  first to mature  generally  will be paid down first.  Although in most cases the issuer of collateralized  obligations will not supply additional  collateral in the event of such prepayment,  there  generally  will  be  sufficient  collateral  to  secure  collateralized  obligations  that  remain  outstanding.
Governmentally-issued  and privately-issued IO's and PO's will be considered illiquid for purposes of the Portfolio's  limitation on illiquid securities unless they are determined to be liquid under guidelines established by the Board of Trustees.

         In reliance on an interpretation by the SEC, the Portfolio's investments in certain qualifying  collateralized  obligations are not  subject  to the  limitations  in the 1940  Act  regarding  investments  by a  registered  investment  company,  such as the
Portfolio, in another investment company.

         The Portfolio may also invest in "inverse  floaters." These inverse floaters are more volatile than  conventional  fixed or floating rate  collateralized  obligations,  and their yield and value will fluctuate in inverse  proportion to changes in the index upon which rate  adjustments  are based.  As a result,  the yield on an inverse  floater will generally  increase when market yields
(as reflected by the index)  decrease and decrease when market yields  increase.  The extent of the  volatility of inverse  floaters depends on the extent of anticipated  changes in market rates of interest.  Generally,  inverse  floaters  provide for interest rate adjustments  based upon a multiple of the  specified  interest  index,  which  further  increases  their  volatility.  The degree of additional  volatility  will be directly  proportional  to the size of the multiple used in determining  interest rate  adjustments.
Currently, the Portfolio does not intend to invest more than 5% of its net assets in inverse floaters.

         For an  additional  discussion  of  investing  in  collateralized  obligations  and the risks  involved  therein,  see this
Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

Investment  Policies Which May Be Changed Without  Shareholder  Approval.  The following  limitations are applicable to the AST DeAM
Small-Cap  Growth  Portfolio.  These  limitations  are  not  "fundamental"  restrictions  and  may be  changed  without  shareholder approval.  The Portfolio will not:

         1.       Change its policy to invest at least 80% of the value of its assets in small  capitalization  companies  unless it provides 60 days prior written notice to its shareholders.

         2.       Invest for the purpose of exercising control or management of another issuer.

         3.       Purchase securities of other investment companies, except in compliance with the 1940 Act.

         4.       Invest more than 15% of its net assets in illiquid securities.

AST Federated Aggressive Growth Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth.

Investment Policies:

In pursuing its investment strategy, the Portfolio may invest in the following securities for any purpose that is consistent with its investment objective.

         Equity  Securities.  The  Portfolio  cannot  predict the income it will  receive  from equity  securities  because  issuers generally have discretion as to the payment of any dividends or  distributions.  However,  equity securities offer greater potential for  appreciation  than many other types of securities,  because their value generally  increases  directly with any increase in the value of the issuer's  business.  Types of equity  securities in which the Portfolio may invest  include  common  stocks,  preferred stocks, real estate investment trusts, and American Depositary Receipts.

                  Preferred  Stocks.  In addition to the right to receive  specified  dividends  or  distributions,  some  preferred stocks also  participate  in  dividends  and  distributions  paid on common  stock.  Preferred  stocks may also permit the issuer to redeem the stock.  The Portfolio may also treat such redeemable preferred stock as a fixed income security.

                  Real Estate  Investment Trusts (REITs).  REITs are real estate  investment trusts that lease,  operate and finance commercial real estate.  REITs are exempt from federal  corporate  income tax if they limit their  operations and distribute most of their income.  Such tax requirements limit a REIT's ability to respond to changes in the commercial real estate market.

For  additional  information  on equity  securities  and their risks,  see the Trust's  Prospectus  under  "Certain Risk Factors and
Investment Methods."

         Fixed Income  Securities.  Fixed income  securities pay interest,  dividends or distributions at a specified rate. The rate may be a fixed  percentage  of the principal or may be adjusted  periodically.  In addition,  the issuer of a fixed income  security must repay the principal  amount of the security,  normally within a specified time.  Fixed income  securities  provide more regular income than equity  securities.  However,  the returns on fixed income  securities are limited and normally do not increase with the issuer's earnings.  This limits the potential appreciation of fixed income securities as compared to equity securities.

         A security's  yield  measures the annual  income earned on the security as a percentage  of its price.  A security's  yield will increase or decrease  depending upon whether it costs less (a discount) or more (a premium) than the principal  amount.  If the issuer may  redeem the  security  before its  scheduled  maturity,  the price and yield of the  security  may change  based upon the probability of an early redemption.

         Market factors other than changes in interest rates, such as the demand for particular fixed income  securities,  may cause the price of certain fixed income  securities to fall while the prices of other  securities rise or remain  unchanged.  Fixed income securities are also subject to call risk.  Call risk is the  possibility  that an issuer may redeem a fixed income  security  before maturity (a call) at a price below its current  market  price.  An increase in the  likelihood  of a call may reduce the  security's price.  If a fixed income  security is called,  the  Portfolio  may have to reinvest  the proceeds in other fixed income  securities with lower interest rates, higher credit risks, or other less favorable characteristics.

         If a security is downgraded,  the  Sub-advisor  will  reevaluate the security,  but will not be required to sell it. If the
Portfolio  buys  securities  that have not  received a rating,  the  Portfolio  must rely  entirely  upon the  Sub-advisor's  credit assessment.  Trading  opportunities  are more limited for fixed income  securities  that are unrated,  have  received  ratings below investment grade or are not widely held.

         Fixed income  securities  generally  compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S.  Treasury  security  with a comparable  maturity  (the spread)  measures the additional  interest  paid for risk.  Spreads  may  increase  generally  in response to adverse  economic  or market  conditions.  A security's  spread may also increase if the security's  rating is lowered,  or the security is perceived to have an increased credit risk.  An increase in the spread will cause the price of the security to decline.

         Additional  information  on fixed  income  securities  and their  risks is included  in this  Statement  and in the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         The following describes the types of fixed income securities in which the Portfolio may invest.

                  Treasury  Securities.  Treasury  securities are direct obligations of the federal government of the United States.
Treasury securities are generally regarded as having the lowest credit risks.

                  Agency  Securities.  Agency securities are issued or guaranteed by a federal agency or other government  sponsored entity acting under federal  authority (a "GSE").  The United States  supports some GSEs with its full faith and credit.  Other GSEs receive  support  through  federal  subsidies,  loans or other  benefits.  A few GSEs have no explicit  financial  support,  but are regarded as having implied  support  because the federal  government  sponsors  their  activities.  Agency  securities are generally regarded as having low credit risks, but not as low as treasury securities.

                  Mortgage-Backed  Securities.  Mortgage-backed  securities represent interests in pools of mortgages. The mortgages that  comprise a pool normally  have similar  interest  rates,  maturities  and other terms.  Mortgages may have fixed or adjustable interest rates.  Interests in pools of adjustable rate mortgages are known as ARMs.

         Mortgage-backed  securities  come in a variety of forms.  Many have  extremely  complicated  terms.  The  simplest  form of mortgage-backed  securities are  pass-through  certificates.  Holders of pass-through  certificates  receive a pro rata share of all payments  and  pre-payments  from the  underlying  mortgages.  As a result,  the  holders  assume  all the  prepayment  risks of the underlying mortgages.

                  Commercial Paper.  Commercial paper is an issuer's obligation with a maturity of less than nine months.  Companies typically issue commercial paper to pay for current  expenditures.  Most issuers  constantly  reissue their commercial paper and use the proceeds (or bank loans) to repay  maturing  paper.  If the issuer  cannot  continue to obtain  liquidity in this  fashion,  its commercial  paper may  default.  The short  maturity of  commercial  paper  reduces  both the market and credit risks as compared to other debt securities of the same issuer.

                  Corporate Debt  Securities.  Corporate debt securities are fixed income  securities  issued by businesses.  Notes, bonds,  debentures and commercial paper are the most prevalent types of corporate debt  securities.  The Portfolio may also purchase interests in bank loans to companies.  The credit risks of corporate debt securities vary widely among issuers.

         In addition,  the credit risk of an issuer's  debt  security may vary based on its  priority  for  repayment.  For example, higher ranking  (senior) debt securities have a higher priority than lower ranking  (subordinated)  securities.  This means that the issuer might not make payments on subordinated  securities while continuing to make payments on senior securities.  In addition,  in the event of bankruptcy,  holders of senior  securities  will have priority over holders of  subordinated  securities in terms their claims on the company's assets.  Some  subordinated  securities,  such as trust preferred and capital  securities notes, also permit the issuer to defer payments  under certain  circumstances.  For example,  insurance  companies  issue  securities  known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

                  Bank Instruments.  Bank instruments are unsecured  interest-bearing  deposits with banks. Bank instruments include bank  accounts,  time  deposits,  certificates  of deposit and banker's  acceptances.  Yankee  instruments  are  denominated in U.S.
dollars  and issued by U.S.  branches  of foreign  banks.  Eurodollar  instruments  are  denominated  in U.S.  dollars and issued by
non-U.S. branches of U.S. or foreign banks.

                  Demand  Instruments.  Demand  instruments  are corporate debt  securities  that the issuer must repay upon demand.
Other  demand  instruments  require a third  party,  such as a dealer or bank,  to  repurchase  the security for its face value upon demand.  Because  of the demand  feature,  the prices of demand  instruments  generally  fluctuate  as though  they were  short-term securities, even though these instruments may have longer stated maturities.

         Convertible  Securities.  Convertible  securities are fixed income securities that the Portfolio has the option to exchange for equity  securities  at a specified  conversion  price.  The option  allows the  Portfolio to realize  additional  returns if the market price of the equity  securities  exceeds the conversion  price. For example,  the Portfolio may hold fixed income  securities that are  convertible  into shares of common  stock at a  conversion  price of $10 per share.  If the market  value of the shares of common stock reached $12, the Portfolio could realize an additional $2 per share by converting its fixed income securities.

         Convertible  securities have lower yields than comparable fixed income securities.  In addition,  at the time a convertible security  is issued  the  conversion  price  exceeds  the  market  value of the  underlying  equity  securities.  Thus,  convertible securities may provide lower returns than  non-convertible  fixed income securities or equity  securities  depending upon changes in the price of the  underlying  equity  securities.  However,  convertible  securities  permit the  Portfolio  to realize  some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

         The Portfolio  treats  convertible  securities as both fixed income and equity  securities  for purposes of its  investment policies and limitations, because of their unique characteristics.

         Derivative  Contracts.  For  purposes of the  Portfolio,  derivative  contracts  are  financial  instruments  that  require payments based upon changes in the values of designated (or underlying) securities,  currencies,  commodities,  financial indices or other  assets.  Some  derivative  contracts  (such as futures,  forwards and options)  require  payments  relating to a future trade involving the underlying asset.  The other party to a derivative contract is referred to as a counterparty.

         Many  derivative  contracts are traded on  securities or  commodities  exchanges.  In this case,  the exchange sets all the terms of the  contract  except for the price.  Investors  make  payments  due under  their  contracts  through  the  exchange.  Most exchanges  require  investors  to maintain  margin  accounts  through  their  brokers to cover their  potential  obligations  to the exchange.  Parties to the  contract  make (or collect)  daily  payments to the margin  accounts to reflect  losses (or gains) in the value of their  contracts.  This  protects  investors  against  potential  defaults by the  counterparty.  Trading  contracts  on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

         Exchanges may limit the amount of open  contracts  permitted at any one time.  Such limits may prevent the  Portfolio  from closing out a position.  If this happens,  the  Portfolio  will be required to keep the contract open (even if it is losing money on the contract),  and to make any payments  required  under the contract  (even if it has to sell portfolio  securities at unfavorable prices to do so).

         The Portfolio may also trade derivative contracts  over-the-counter  (OTC) in transactions  negotiated directly between the
Portfolio  and the  counterparty.  OTC contracts do not  necessarily  have standard  terms,  so they cannot be directly  offset with other OTC contracts.  In addition,  OTC contracts with more  specialized  terms may be more difficult to price than exchange  traded contracts.

         Depending upon how the Portfolio uses derivative  contracts and the relationships  between the market value of a derivative contract and the  underlying  asset,  derivative  contracts may increase or decrease the  Portfolio's  exposure to risks relating to changes in security  prices,  interest rates and currency  exchange rates.  OTC contracts also expose the Portfolio to the risk that a counterparty will default on the contract.

         The Portfolio may trade in the following types of derivative contracts:

o        The Portfolio may buy and sell futures contracts relating to financial instruments and indices.
o        The  Portfolio  may buy call options on portfolio  securities,  indices and futures in  anticipation  of an increase in the value of the underlying asset.
o        The Portfolio may buy put options on portfolio  securities,  indices and futures in anticipation of a decrease in the value of the underlying asset.
o        The Portfolio may write call options on portfolio  securities,  indices and futures to generate  income from premiums,  and in anticipation of a decrease or only limited increase in the value of the underlying asset.
o        The Portfolio may also write put options on portfolio  securities,  indices and futures to generate  income from  premiums, and in anticipation of an increase or only limited decrease in the value of the underlying asset.

         For  additional  information on derivative  contracts,  including  futures and options,  see this Statement and the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign  Securities.  Foreign  securities  are  securities  of issuers  based  outside  the United  States.  The  Portfolio considers an issuer to be based outside the United States if:

o        it is organized under the laws of, or has a principal office located in, another country;
o        the principal trading market for its securities is in another country; or
o        it (or its subsidiaries)  derived in its most current fiscal year at least 50% of its total assets,  capitalization,  gross revenue or profit from goods produced, services performed, or sales made in another country.

         Investment income on foreign  securities may be subject to foreign  withholding or other taxes that could reduce the return on these securities.  Tax treaties between the United States and foreign countries,  however,  may reduce or eliminate the amount of foreign taxes to which the Portfolio  would be subject.  The effective  rate of foreign tax cannot be predicted  since the amount of
Portfolio assets to be invested within various countries is uncertain.

         Additional  Information about foreign  securities and their risks is included in this Statement and the Trust's  Prospectus under "Certain Risk Factors and Investment Methods."

                  Foreign  Government  Securities.  Foreign  government  securities  generally  consist of fixed  income  securities supported by national,  state or provincial  governments or similar  political  subdivisions.  Foreign  government  securities  also include debt  obligations of  supranational  entities,  such as  international  organizations  designed or supported by governmental entities to promote economic  reconstruction or development,  international  banking  institutions and related government  agencies.
Examples of these include,  but are not limited to, the International  Bank for Reconstruction and Development (the World Bank), the
Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

         Foreign  government  securities  also include fixed income  securities of  quasi-governmental  agencies  (i.e.,  securities issued by entities  owned by a national,  state or equivalent  government or  obligations of a political unit that are not backed by the national  government's full faith and credit).  Further,  foreign  government  securities  include  mortgage-related  securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

         Delayed-Delivery  Transactions.  The Portfolio records a delayed-delivery or when-issued  transaction when it agrees to buy the  securities  and reflects  their value in  determining  the price of its shares.  Settlement  dates may be a month or more after entering into these  transactions so that the market values of the securities  bought may vary from the purchase prices.  Additional information  on  delayed-delivery  and  when-issued  transactions  is included in this  Statement and the Trust's  Prospectus  under
"Certain Risk Factors and Investment Methods."

         Securities  Lending.  The  Portfolio  may lend  portfolio  securities  to  borrowers  that are deemed  creditworthy  by the
Investment  Manager or Sub-advisor.  The borrower must furnish  additional  collateral if the market value of the loaned  securities increases.  Also,  the  borrower  must pay the  Portfolio  the  equivalent  of any  dividends  or  interest  received  on the loaned securities.  The Portfolio may pay  administrative  and custodial fees in connection with a loan and may pay a negotiated portion of the interest  earned on the cash  collateral  to a securities  lending  agent or broker.  Additional  information  about  securities lending and its risks is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Investment  Policies Which May Be Changed Without  Shareholder  Approval.  The following  limitations are applicable to the
AST  Federated  Aggressive  Growth  Portfolio.  These  limitations  are not  "fundamental"  restrictions  and may be  changed by the
Trustees without shareholder approval.

         1.       The Portfolio will not purchase securities on margin, provided that the Portfolio may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Portfolio may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

         2.       The Portfolio will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

         3.       The Portfolio will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Portfolio's net assets.

AST Goldman Sachs Small-Cap Value Portfolio:

Investment Objective:  The investment objective of the Portfolio (formerly, the AST Lord Abbett Small Cap Value Portfolio) is to
seek long-term capital appreciation.

Investment Policies:

         Foreign Currency Hedging  Techniques.  The Portfolio expects to enter into forward foreign currency  contracts in primarily two  circumstances.  First,  when the  Portfolio  enters into a contract  for the  purchase or sale of a security  denominated  in a foreign  currency,  it may desire to "lock in" the U.S.  dollar price of the security.  Second,  when  management  believes that the currency of a particular  foreign  country may suffer a decline  against the U.S.  dollar,  the  Portfolio  may enter into a forward contract to sell the amount of foreign currency  approximating  the value of some or all of the Portfolio's  securities  denominated in such foreign currency or, in the alternative,  the Portfolio may use a cross-hedging  technique whereby it sells another currency which the Portfolio  expects to decline in a similar way but which has a lower  transaction  cost.  The Portfolio does not intend to enter into forward  contracts  under this second  circumstance  on a  continuous  basis.  For an  additional  discussion  of forward foreign currency  contracts and certain risks involved  therein,  see this Statement and the Trust's  Prospectus under "Certain Risk
Factors and Investment Methods."

         The Portfolio also may purchase foreign  currency put options and write foreign currency call options on U.S.  exchanges or
U.S.  over-the-counter markets.  Exchange-listed options markets in the United States include several major currencies,  and trading may be thin and illiquid.  A number of major investment  firms trade unlisted  options which are more flexible than  exchange-listed options with respect to strike price and maturity  date.  Unlisted  options  generally are available in a wider range of currencies.
Unlisted  foreign  currency  options are generally less liquid than listed options and involve the credit risk  associated  with the individual  issuer.  Unlisted  options,  together with other illiquid  securities,  are subject to a limit of 15% of the Portfolio's net assets.  The premiums paid for foreign currency put options will not exceed 5% of the net assets of the Portfolio.

         The Portfolio may write a call option on a foreign  currency  only in  conjunction  with a purchase of a put option on that currency.  Such a strategy is  designed  to reduce the cost of  downside  currency  protection  by  limiting  currency  appreciation potential.  The face value of such call  writing  may not exceed 90% of the value of the  securities  denominated  in such  currency invested  in by the  Portfolio  or in such  cross  currency  (referred  to above)  to cover  such call  writing.  For an  additional discussion of foreign  currency  options and certain risks  involved  therein,  see this  Statement  under "Certain Risk Factors and
Investment Methods."

         Call  Options on Stock.  The  Portfolio  may,  from time to time,  write  call  options on its  portfolio  securities.  The
Portfolio may write only call options which are "covered,"  meaning that the Portfolio  either owns the  underlying  security or has an absolute and immediate  right to acquire that security,  without  additional cash  consideration,  upon conversion or exchange of other  securities  currently held in its portfolio.  In addition,  the Portfolio will not permit the call to become  uncovered prior to the expiration of the option or termination through a closing purchase transaction.

         The Portfolio  would not be able to effect a closing  purchase  transaction  after it had received  notice of exercise.  In order to write a call  option,  the  Portfolio  is required to comply with the rules of The  Options  Clearing  Corporation  and the various  exchanges with respect to collateral  requirements.  The Portfolio may not purchase call options except in connection  with a closing purchase  transaction.  It is possible that the cost of effecting a closing  purchase  transaction may be greater than the premium received by the Portfolio for writing the option.

         Generally,  the Portfolio  intends to write listed covered call options during periods when it anticipates  declines in the market values of portfolio  securities  because the premiums  received may offset to some extent the decline in the  Portfolio's net asset value  occasioned by such declines in market value.  Except as part of the "sell  discipline"  described  below, the Portfolio will  generally not write listed covered call options when it anticipates  that the market values of its portfolio  securities  will increase.

         One reason for the  Portfolio  to write call options is as part of a "sell  discipline."  If the  Portfolio  decides that a portfolio  security  would be  overvalued  and should be sold at a certain  price higher than the current  price,  it could write an option on the stock at the  higher  price.  Should  the stock  subsequently  reach  that  price  and the  option be  exercised,  the
Portfolio  would,  in effect,  have increased the selling price of that stock,  which it would have sold at that price in any event, by the amount of the premium.  In the event the market price of the stock  declined and the option were not  exercised,  the premium would offset all or some  portion of the  decline.  It is possible  that the price of the stock could  increase  beyond the exercise price; in that event, the Portfolio would forego the opportunity to sell the stock at that higher price.

         In addition,  call options may be used as part of a different  strategy in connection  with sales of portfolio  securities.
If, in the judgment of the  Sub-advisor,  the market price of a stock is overvalued  and it should be sold,  the Portfolio may elect to write a call option  with an exercise  price below the current  market  price.  As long as the value of the  underlying  security remains above the exercise price during the term of the option,  the option will, in all  probability,  be exercised,  in which case the Portfolio  will be required to sell the stock at the exercise  price.  If the sum of the premium and the exercise  price exceeds the market price of the stock at the time the call option is written,  the Portfolio  would,  in effect,  have increased the selling price of the stock.  The Portfolio would not write a call option in these  circumstances  if the sum of the premium and the exercise price were less than the current  market  price of the stock.  For an  additional  discussion  of call  options  and  certain  risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Put Options on Stock.  The Portfolio may also write listed put options.  Writing  listed put options is a useful  portfolio investment  strategy  when the  Portfolio  has cash or other  reserves  available  for  investment as a result of sales of Portfolio shares or, more  importantly,  because the  Sub-advisor  believes a more defensive and less fully invested  position is desirable in light of market  conditions.  If the  Sub-advisor  wishes to invest its cash or reserves in a  particular  security at a price lower than current  market  value,  it may write a put option on that security at an exercise  price which  reflects the lower price it is willing to pay.  The buyer of the put option  generally  will not  exercise  the option  unless the market  price of the  underlying security  declines to a price near or below the exercise  price.  If the Portfolio  writes a listed put, the price of the underlying stock  declines and the option is exercised,  the premium,  net of transaction  charges,  will reduce the purchase price paid by the
Portfolio  for the stock.  The price of the stock may decline by an amount in excess of the  premium,  in which event the  Portfolio would have foregone an opportunity to purchase the stock at a lower price.

         If, prior to the exercise of a put option,  the  Portfolio  determines  that it no longer  wishes to invest in the stock on which the put option had been  written,  the  Portfolio  may be able to effect a closing  purchase  transaction  on an  exchange  by purchasing a put option of the same series as the one which it has  previously  written.  The cost of  effecting a closing  purchase transaction  may be greater than the premium  received on writing the put option and there is no guarantee  that a closing  purchase transaction  can be effected.  For an additional  discussion of put options and certain risks involved  therein,  see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Stock Index  Options.  Except as describe  below,  the Portfolio will write call options on indices only if on such date it holds a portfolio of stocks at least equal to the value of the index times the  multiplier  times the number of contracts.  When the
Portfolio  writes a call option on a  broadly-based  stock market index,  the Portfolio  will  segregate or put into escrow with its custodian,  or pledge to a broker as collateral for the option,  one or more "qualified  securities" with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

         Trading in index options  commenced in April 1983 with the S&P 100 option  (formerly  called the CBOE 100). Since that time a number of additional  index option  contracts have been introduced  including  options on industry  indices.  Although the markets for certain index option contracts have developed rapidly,  the markets for other index options are still relatively  illiquid.  The ability to  establish  and close out  positions  on such  options will be subject to the  development  and  maintenance  of a liquid secondary  market.  It is not certain that this market will develop in all index option  contracts.  The Portfolio will not purchase or sell any index  option  contract  unless and until,  in the  Sub-advisor's  opinion,  the market for such  options has  developed sufficiently  that such risk in  connection  with such  transactions  in no greater  than such risk in  connection  with  options on stocks.  For an additional  discussion of stock index options and certain risks involved therein,  see this Statement under "Certain
Risk Factors and Investment Methods."

         Stock Index  Futures.  The  Portfolio  will engage in  transactions  in stock index  futures  contracts as a hedge  against changes  resulting  from market  conditions  in the values of  securities  which are held in the  Portfolio's  portfolio or which it intends to purchase.  The Portfolio will engage in such  transactions  when they are  economically  appropriate for the reduction of risks  inherent  in the ongoing  management  of the  Portfolio.  The  Portfolio  may not  purchase  or sell stock index  futures if, immediately  thereafter,  more than one-third of its net assets would be hedged and, in addition,  except as described  above in the case of a call  written  and held on the same index,  will write call  options on indices or sell stock  index  futures  only if the amount  resulting  from the  multiplication  of the then  current  level of the index (or  indices)  upon which the option or future contract(s) is based,  the applicable  multiplier(s),  and the number of futures or options  contracts  which would be  outstanding, would not exceed one-third of the value of the Portfolio's net assets.

         Limitations on Stock Options,  Options on Stock Indices and Stock Index Futures  Transactions.  The Portfolio may write put and call options on stocks only if they are covered,  and such options must remain  covered so long as the Portfolio is obligated as a writer.  The  Portfolio  does not  currently  intend to write  covered call options with respect to  securities  with an aggregate market  value of more than 5% of its gross  assets at the time an option is written.  The  Portfolio  will not (a) write puts having an aggregate  exercise price greater than 25% of the Portfolio's  net assets;  or (b) purchase (i) put options on stocks not held in the Portfolio's  portfolio,  (ii) put options on stock indices,  or (iii) call options on stocks or stock indices if, after any such purchase, the aggregate premiums paid for such options would exceed 20% of the Portfolio's net assets.

         Special  Risks of Writing  Calls on Indices.  Because  exercises of index options are settled in cash, a call writer cannot determine  the amount of its  settlement  obligations  in advance and,  unlike call writing on specific  stocks,  cannot  provide in advance for, or cover,  its potential  settlement  obligations  by acquiring and holding the  underlying  securities.  However,  the
Portfolio  will write call options on indices only under the  circumstances  described  above under  "Limitations  on Stock Options,
Options on Stock Indices and Stock Index Futures Transactions."

         Unless the  Portfolio has other liquid assets that are  sufficient to satisfy the exercise of a call,  the Portfolio  would be required to liquidate  portfolio  securities in order to satisfy the exercise.  Because an exercise must be settled  within hours after  receiving  the notice of exercise,  if the Portfolio  fails to anticipate an exercise,  it may have to borrow (in amounts not exceeding  20% of the  Portfolio's  total  assets)  pending  settlement  of the sale of  securities in its portfolio and would incur interest charges thereon.

         When the  Portfolio  has  written a call,  there is also a risk that the market may  decline  between  the time the call is written and the time the Portfolio is able to sell stocks in its  portfolio.  As with stock  options,  the Portfolio  will not learn that an index option has been  exercised  until the day following the exercise date but,  unlike a call on stock where the Portfolio would be able to deliver the underlying  securities in settlement,  the Series may have to sell part of its stock portfolio in order to make  settlement  in cash,  and the price of such stocks might  decline  before they can be sold.  This timing risk makes certain strategies  involving more than one option  substantially more risky with index options than with stock options.  For example,  even if an index call which the  Portfolio  has written is "covered" by an index call held by the  Portfolio  with the same strike price, the  Portfolio  will bear the risk that the level of the index may  decline  between  the close of trading on the date the  exercise notice is filed with the clearing  corporation  and the close of trading on the date the  Portfolio  exercises  the call it holds or the time the  Portfolio  sells the call which in either  case would occur no earlier  than the day  following  the day the  exercise notice was filed.

         Short Sales.  The Portfolio may make short sales of  securities  or maintain a short  position,  provided that at all times when a  short  position  is open  the  Portfolio  owns  an  equal  amount  of such  securities  or  securities  convertible  into or exchangeable,  without  payment of any  further  consideration,  for an equal  amount of the  securities  of the same  issuer as the securities sold short (a "short sale  against-the-box"),  and that not more than 25% of the  Portfolio's  net assets  (determined at the time of the short sale) may be subject to such sales.  Notwithstanding  this 25%  limitation,  the Portfolio  does not currently intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales against-the-box.

         Debt  Securities.  The Portfolio may invest in straight bonds or other debt securities,  including lower rated,  high-yield bonds.  Neither an issuer's ceasing to be rated  investment  grade nor a rating reduction below that grade will require  elimination of a bond from the  Portfolio's  portfolio.  The  Portfolio  has no  present  intention  to commit  more than 5% of gross  assets to investing in debt  securities.  For a discussion of debt  securities,  including lower rated,  high-yield  bonds, see this Statement under "Certain Risk Factors and Investment Methods."

         Real Estate Investment Trusts (REITs).  The Portfolio may invest in shares of REITs.  REITs are pooled investment  vehicles which invest  primarily in real estate or real estate  related  loans.  REITs are generally  classified  as equity  REITs,  mortgage
REITs or a  combination  of equity and mortgage  REITs.  Equity REITs invest the majority of their assets  directly in real property and derive income  primarily from the collection of rents.  Equity REITs can also realize  capital gains by selling  properties that have  appreciated in value.  Mortgage REITs invest the majority of their assets in real estate  mortgages and derive income from the collection  of  interest  payments.  Like  regulated  investment  companies  such as the  Portfolios,  REITs are not taxed on income distributed  to  shareholders  provided they comply with certain  requirements  under the Internal  Revenue Code (the  "Code").  The
Portfolio  will  indirectly  bear its  proportionate  share of any  expenses  paid by REITs in which it invests in  addition  to the expenses paid by the Portfolio.

         Investing in REITs involves  certain  unique risks.  Equity REITs may be affected by changes in the value of the underlying property  owned by such REITs,  while  mortgage  REITs may be affected by the quality of any credit  extended.  REITs are  dependent upon  management  skills,  are not diversified  (except to the extent the Code requires),  and are subject to the risks of financing projects.  REITs are  subject to heavy cash flow  dependency,  default by  borrowers,  self-liquidation,  and the  possibilities  of failing to qualify for the exemption from tax for  distributed  income under the Code and failing to maintain their  exemptions from the Investment Company Act of 1940.  REITs (especially mortgage REITs) are also subject to interest rate risks.

         Investment  Policies Which May Be Changed Without  Shareholder  Approval.  The following  limitations are applicable to the
AST  Goldman  Sachs  Small-Cap  Value  Portfolio.  The  limitations  are not  "fundamental"  restrictions  and may be changed by the
Trustees without shareholder approval.  The Portfolio will not:

         1.       Effective  July 31,  2002,  change  its  policy  to  invest  at least  80% of the  value  of its  assets  in small capitalization companies unless it provides 60 days prior written notice to its shareholders.

         2.       Pledge its assets  (other than to secure  borrowings  or to the extent  permitted  by the  Portfolio's  investment policies as permitted by applicable law);

         3.       Make short sales of securities or maintain a short position except to the extent permitted by applicable law;

         4.       Invest  knowingly more than 15% of its net assets (at the time of investment) in illiquid  securities,  except for securities qualifying for resale under Rule 144A of the Securities Act of 1933, deemed to be liquid by the Board of Trustees;

         5.       Invest in the securities of other investment companies except as permitted by applicable law;

         6.       Invest in real estate  limited  partnership  interests  or  interests  in oil,  gas or other  mineral  leases,  or exploration or other  development  programs,  except that the Portfolio may invest in securities  issued by companies that engage in oil, gas or other mineral exploration or other development activities; or

         7.       Write, purchase or sell puts, calls,  straddles,  spreads or combinations thereof,  except to the extent permitted in this Statement and the Trust's Prospectus, as they may be amended from time to time.

AST Gabelli Small-Cap Value Portfolio:

Investment  Objective:  The investment  objective of the Portfolio  (formerly,  the AST T. Rowe Price Small Company Value Portfolio)
is to provide long-term capital appreciation by investing primarily in small-capitalization stocks that appear to be undervalued.

Investment Policies:

         Although  primarily all of the  Portfolio's  assets are invested in common stocks,  the Portfolio may invest in convertible securities,  corporate  debt  securities  and  preferred  stocks.  The  fixed-income  securities  in which the  Portfolio may invest include,  but are not limited to, those described  below.  See this Statement  under "Certain Risk Factors and Investment  Methods,"
for an additional discussion of debt obligations.

         U.S.  Government  Obligations.  Bills,  notes,  bonds and other  debt  securities  issued by the U.S.  Treasury.  These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

         U.S.  Government Agency Securities.  Issued or guaranteed by U.S.  Government  sponsored  enterprises and federal agencies.
These include securities issued by the Federal National Mortgage  Association,  Government  National Mortgage  Association,  Federal
Home Loan Bank,  Federal Land Banks,  Farmers Home  Administration,  Banks for  Cooperatives,  Federal  Intermediate  Credit  Banks,
Federal  Financing  Bank, Farm Credit Banks,  the Small Business  Association,  and the Tennessee  Valley  Authority.  Some of these securities  are supported by the full faith and credit of the U.S.  Treasury;  and the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

         Bank Obligations.  Certificates of deposit,  bankers' acceptances,  and other short-term debt obligations.  Certificates of deposit are  short-term  obligations  of commercial  banks.  A bankers'  acceptance is a time draft drawn on a commercial  bank by a borrower,  usually in connection  with  international  commercial  transactions.  Certificates of deposit may have fixed or variable rates.  The  Portfolio may invest in U.S.  banks,  foreign  branches of U.S.  banks,  U.S.  branches of foreign  banks,  and foreign branches of foreign banks.

         Short-Term  Corporate Debt Securities.  Outstanding  nonconvertible  corporate debt securities (e.g., bonds and debentures)
which have one year or less remaining to maturity.  Corporate notes may have fixed, variable, or floating rates.

         Commercial  Paper.  Short-term  promissory  notes issued by  corporations  primarily to finance  short-term  credit  needs.
Certain notes may have floating or variable rates.

         Foreign  Government  Securities.  Issued  or  guaranteed  by a foreign  government,  province,  instrumentality,  political subdivision or similar unit thereof.

         Savings and Loan  Obligations.  Negotiable  certificates of deposit and other  short-term  debt  obligations of savings and loan associations.

         Supranational  Entities.  The Portfolio may also invest in the securities of certain  supranational  entities,  such as the
International Development Bank.

         Lower-Rated  Debt  Securities.   The  Portfolio's  investment  program  permits  it  to  purchase  below  investment  grade securities,  commonly  referred to as "junk bonds." The Portfolio will not purchase a junk bond if  immediately  after such purchase the Portfolio  would have more than 5% of its total assets invested in such  securities.  Since  investors  generally  perceive that there are greater risks  associated with  investment in lower quality  securities,  the yields from such securities  normally exceed those obtainable from higher quality securities.  However,  the principal value of lower-rated  securities  generally will fluctuate more widely than higher quality  securities.  Lower quality  investments  entail a higher risk of default -- that is, the nonpayment of interest  and  principal by the issuer than higher  quality  investments.  Such  securities  are also  subject to special  risks, discussed  below.  Although the  Portfolio  seeks to reduce risk by portfolio  diversification,  credit  analysis,  and attention to trends in the economy,  industries  and financial  markets,  such efforts will not eliminate all risk.  There can, of course,  be no assurance that the Portfolio will achieve its investment objective.

         After  purchase by the  Portfolio,  a debt  security  may cease to be rated or its rating may be reduced  below the minimum required  for  purchase by the  Portfolio.  Neither  event will  require a sale of such  security  by the  Portfolio.  However,  the
Sub-advisor  will consider such event in its  determination  of whether the Portfolio  should continue to hold the security.  To the extent that the ratings  given by Moody's or S&P may change as a result of changes in such  organizations  or their rating  systems, the Portfolio  will attempt to use  comparable  ratings as standards for  investments  in accordance  with the  investment  policies contained in the Trust's Prospectus.

         Junk bonds are regarded as  predominantly  speculative  with respect to the issuer's  continuing  ability to meet principal and interest  payments.  Because  investment in low and lower-medium  quality bonds involves greater  investment risk, to the extent the Portfolio  invests in such bonds,  achievement of its investment  objective will be more dependent on the  Sub-advisor's  credit analysis  than would be the case if the  Portfolio  was  investing in higher  quality  bonds.  For a discussion of the special risks involved in low-rated bonds, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Mortgage-Backed  Securities.  Mortgage-backed  securities  are  securities  representing  interests in a pool of mortgages.
After  purchase by the  Portfolio,  a security  may cease to be rated or its rating may be reduced  below the minimum  required  for purchase by the  Portfolio.  Neither event will require a sale of such security by the  Portfolio.  However,  the  Sub-advisor  will consider such event in its  determination  of whether the  Portfolio  should  continue to hold the security.  To the extent that the ratings  given by Moody's or S&P may change as a result of changes in such  organizations  or their rating  systems,  the  Portfolio will attempt to use comparable  ratings as standards for  investments in accordance  with the investment  policies  contained in the
Trust's Prospectus.  For a discussion of mortgage-backed  securities and certain risks involved therein,  see this Statement and the
Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Collateralized  Mortgage  Obligations  (CMOs).  CMOs are obligations  fully  collateralized  by a portfolio of mortgages or mortgage-related  securities.  Payments of principal and interest on the mortgages are passed  through to the holders of the CMOs on the same schedule as they are received,  although  certain  classes of CMOs have priority over others with respect to the receipt of prepayments  on the  mortgages.  Therefore,  depending on the type of CMOs in which the Portfolio  invests,  the  investment  may be subject to a greater or lesser risk of prepayment  than other types of  mortgage-related  securities.  For an additional  discussion of CMOs and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Stripped Agency Mortgage-Backed  Securities.  Stripped Agency  Mortgage-Backed  securities represent interests in a pool of mortgages,  the cash flow of which has been separated into its interest and principal  components.  "IOs" (interest only securities)
receive the interest  portion of the cash flow while "POs"  (principal  only  securities)  receive the principal  portion.  Stripped
Agency  Mortgage-Backed  Securities may be issued by U.S. Government Agencies or by private issuers similar to those described above with respect to CMOs and  privately-issued  mortgage-backed  certificates.  As interest  rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other  mortgage-backed  securities  described  herein,  like other debt  instruments,  will tend to move in the opposite  direction  compared to interest  rates.  Under the  Internal  Revenue Code of
1986, as amended,  POs may generate  taxable income from the current  accrual of original issue  discount,  without a  corresponding distribution of cash to the Portfolio.

         The cash flows and  yields on IO and PO classes  are  extremely  sensitive  to the rate of  principal  payments  (including prepayments)  on the related  underlying  mortgage  assets.  For  example,  a rapid or slow rate of  principal  payments  may have a material  adverse  effect on the prices of IOs or POs,  respectively.  If the underlying  mortgage  assets  experience  greater than anticipated  prepayments  of  principal,  an investor may fail to recoup fully its initial  investment  in an IO class of a stripped mortgage-backed  security,  even if the IO class  is  rated  AAA or Aaa or is  derived  from a full  faith  and  credit  obligation.
Conversely,  if the underlying mortgage assets experience slower than anticipated prepayments of principal,  the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security.

         The Portfolio will treat IOs and POs, other than  government-issued IOs or POs backed by fixed rate mortgages,  as illiquid securities and, accordingly,  limit its investments in such securities,  together with all other illiquid securities,  to 15% of the
Portfolio's net assets.  The Sub-advisor will determine the liquidity of these  investments based on the following  guidelines:  the type of issuer;  type of collateral,  including age and prepayment  characteristics;  rate of interest on coupon relative to current market rates and the effect of the rate on the  potential  for  prepayments;  complexity  of the issue's  structure,  including  the number of  tranches;  size of the  issue;  and the number of dealers  who make a market in the IO or PO.  The  Portfolio  will treat non-government-issued  IOs and POs not backed by fixed or adjustable  rate  mortgages as illiquid  unless and until the SEC modifies its position.

         Asset-Backed  Securities.  The  Portfolio  may  invest a portion of its assets in debt  obligations  known as  asset-backed securities.  The credit quality of most  asset-backed  securities  depends  primarily on the credit quality of the assets underlying such  securities,  how well the entity  issuing  the  security is  insulated  from the credit  risk of the  originator  or any other affiliated  entities and the amount and quality of any credit support provided to the securities.  The rate of principal  payment on asset-backed  securities  generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors.  As a result,  the yield on any  asset-backed  security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity.

                  Automobile  Receivable  Securities.  The  Portfolio  may  invest in  asset-backed  securities  which are backed by receivables from motor vehicle  installment sales contracts or installment loans secured by motor vehicles  ("Automobile  Receivable
Securities").

                  Credit Card  Receivable  Securities.  The Portfolio may invest in  asset-backed  securities  backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities").

                  Other  Assets.  The  Sub-advisor  anticipates  that  asset-backed  securities  backed by assets  other  than those described  above will be issued in the future.  The  Portfolio  may invest in such  securities  in the future if such  investment is otherwise  consistent with its investment objective and policies.  For a discussion of these securities,  see this Statement and the
Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Writing  Covered Call  Options.  The  Portfolio  may write (sell)  American or European  style  "covered"  call options and purchase options to close out options  previously  written by a Portfolio.  In writing covered call options,  the Portfolio  expects to generate  additional  premium  income  which should  serve to enhance the  Portfolio's  total return and reduce the effect of any price decline of the security or currency  involved in the option.  Covered call options will  generally be written on securities or currencies which, in the Sub-advisor's  opinion,  are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Portfolio.

         The  Portfolio  will write only  covered  call  options.  This means that the  Portfolio  will own the security or currency subject to the option or an option to purchase the same underlying  security or currency,  having an exercise price equal to or less than the exercise price of the "covered"  option,  or will establish and maintain with its custodian for the term of the option,  an account  consisting of cash or other liquid assets having a value equal to the fluctuating  market value of the optioned  securities or currencies.

         Portfolio  securities  or  currencies  on which  call  options  may be  written  will be  purchased  solely on the basis of investment  considerations  consistent  with the  Portfolio's  investment  objective.  The  writing  of  covered  call  options is a conservative  investment  technique  believed to involve  relatively  little risk (in  contrast to the writing of naked or uncovered options,  which the Portfolio  will not do), but capable of enhancing  the  Portfolio's  total  return.  When writing a covered call option,  the  Portfolio,  in return for the premium,  gives up the  opportunity  for profit from a price  increase in the underlying security or  currency  above the  exercise  price,  but  conversely  retains  the risk of loss  should the price of the  security or currency  decline.  Unlike one who owns  securities or currencies  not subject to an option,  the Portfolio has no control over when it may be required to sell the underlying  securities or currencies,  since it may be assigned an exercise  notice at any time prior to the  expiration of its  obligation as a writer.  If a call option which the Portfolio  has written  expires,  the Portfolio  will realize a gain in the amount of the premium;  however,  such gain may be offset by a decline in the market  value of the  underlying security or currency  during the option  period.  If the call option is exercised,  the  Portfolio  will realize a gain or loss from the sale of the  underlying  security or currency.  The Portfolio  does not consider a security or currency  covered by a call to be
"pledged" as that term is used in the Portfolio's policy which limits the pledging or mortgaging of its assets.

         Call  options  written  by the  Portfolio  will  normally  have  expiration  dates of less than nine  months  from the date written.  The  exercise  price of the  options  may be  below,  equal  to,  or above the  current  market  values of the  underlying securities  or  currencies  at the time the options  are  written.  From time to time,  the  Portfolio  may  purchase an  underlying security or currency for delivery in accordance  with an exercise  notice of a call option  assigned to it,  rather than  delivering such security or currency from its portfolio.  In such cases, additional costs may be incurred.

         The premium  received is the market value of an option.  The premium the Portfolio  will receive from writing a call option will  reflect,  among other  things,  the current  market price of the  underlying  security or currency,  the  relationship  of the exercise price to such market price, the historical price volatility of the underlying  security or currency,  and the length of the option period.  Once the decision to write a call option has been made, the  Sub-advisor,  in determining  whether a particular call option should be written on a particular  security or currency,  will consider the reasonableness of the anticipated premium and the likelihood that a liquid  secondary  market will exist for those options.  The premium received by the Portfolio for writing covered call  options  will be recorded as a liability of the  Portfolio.  This  liability  will be adjusted  daily to the option's  current market  value,  which will be the latest sale price at the time at which the net asset value per share of the  Portfolio is computed
(close of the New York Stock  Exchange),  or, in the absence of such sale,  the latest  asked price.  The option will be  terminated upon  expiration  of the option,  the  purchase  of an  identical  option in a closing  transaction,  or delivery of the  underlying security or currency upon the exercise of the option.

         The Portfolio will realize a profit or loss from a closing  purchase  transaction if the cost of the transaction is less or more than the  premium  received  from the  writing of the  option.  Because  increases  in the market  price of a call  option will generally  reflect increases in the market price of the underlying  security or currency,  any loss resulting from the repurchase of a call  option is likely to be offset in whole or in part by  appreciation  of the  underlying  security  or  currency  owned by the
Portfolio.

         The  Portfolio  will not  write a covered  call  option  if,  as a result,  the  aggregate  market  value of all  portfolio securities  or  currencies  covering  call or put  options  exceeds  25% of the  market  value of the  Portfolio's  net  assets.  In calculating  the 25% limit,  the Portfolio will offset,  against the value of assets  covering  written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.

         Writing  Covered Put Options.  The Portfolio may write American or European style covered put options and purchase  options to close out options previously written by the Portfolio.

         The  Portfolio  would  write put  options  only on a covered  basis,  which means that the  Portfolio  would  maintain in a segregated  account cash, U.S.  government  securities or other liquid  high-grade  debt  obligations in an amount not less than the exercise  price or the  Portfolio  will own an option to sell the  underlying  security or currency  subject to the option having an exercise  price  equal to or  greater  than the  exercise  price of the  "covered"  option  at all  times  while  the put  option is outstanding.  (The rules of a clearing  corporation  currently  require that such assets be deposited in escrow to secure payment of the exercise  price.) The Portfolio  would  generally write covered put options in  circumstances  where the  Sub-advisor  wishes to purchase the  underlying  security or currency for the  Portfolio at a price lower than the current  market price of the security or currency.  In such event the Portfolio would write a put option at an exercise price which,  reduced by the premium  received on the option,  reflects the lower price it is willing to pay.  Since the  Portfolio  would also  receive  interest on debt  securities  or currencies  maintained to cover the exercise  price of the option,  this  technique  could be used to enhance  current return during periods  of market  uncertainty.  The risk in such a  transaction  would be that the  market  price of the  underlying  security  or currency would decline below the exercise  price less the premiums  received.  Such a decline could be  substantial  and result in a significant  loss to the  Portfolio.  In addition,  the  Portfolio,  because it does not own the specific  securities  or currencies which it may be required  to  purchase in exercise of the put,  cannot  benefit  from  appreciation,  if any,  with  respect to such specific securities or currencies.

         The Portfolio will not write a covered put option if, as a result,  the aggregate market value of all portfolio  securities or currencies  covering put or call options exceeds 25% of the market value of the  Portfolio's  net assets.  In calculating the 25%
limit,  the Portfolio  will offset,  against the value of assets  covering  written puts and calls,  the value of purchased puts and calls on identical securities or currencies with identical maturity dates.

         Purchasing  Put  Options.  The  Portfolio  may  purchase  American or European  style put  options.  As the holder of a put option,  the  Portfolio  has the right to sell the  underlying  security or currency  at the  exercise  price at any time during the option period  (American  style) or at the  expiration  of the option  (European  style).  The Portfolio may enter into closing sale transactions  with respect to such  options,  exercise  them or permit them to expire.  The  Portfolio  may purchase put options for defensive  purposes in order to protect against an anticipated  decline in the value of its securities or currencies.  An example of such use of put options is provided in this Statement under "Certain Risk Factors and Investment Methods."

         The premium paid by the Portfolio when  purchasing a put option will be recorded as an asset of the  Portfolio.  This asset will be  adjusted  daily to the  option's  current  market  value,  which will be the latest sale price at the time at which the net asset value per share of the Portfolio is computed (close of New York Stock  Exchange),  or, in the absence of such sale, the latest bid price.  This asset will be  terminated  upon  expiration  of the  option,  the selling  (writing)  of an  identical  option in a closing  transaction, or the delivery of the underlying security or currency upon the exercise of the option.

         Purchasing  Call  Options.  The  Portfolio may purchase  American or European  style call options.  As the holder of a call option,  the Portfolio has the right to purchase the  underlying  security or currency at the exercise  price at any time during the option period  (American  style) or at the  expiration  of the option  (European  style).  The Portfolio may enter into closing sale transactions  with respect to such  options,  exercise  them or permit them to expire.  The  Portfolio may purchase call options for the purpose of increasing  its current  return or avoiding tax  consequences  which could reduce its current  return.  The Portfolio may also purchase call options in order to acquire the underlying  securities or  currencies.  Examples of such uses of call options are provided in this Statement under "Certain Risk Factors and Investment Methods."

         The  Portfolio  may also  purchase  call  options  on  underlying  securities  or  currencies  it owns in order to  protect unrealized  gains on call  options  previously  written  by it. A call  option  would  be  purchased  for  this  purpose  where  tax considerations  make it  inadvisable  to  realize  such gains  through a closing  purchase  transaction.  Call  options  may also be purchased at times to avoid realizing losses.

         Dealer  (Over-the-Counter)  Options. The Portfolio may engage in transactions  involving dealer options.  Certain risks are specific to dealer options.  While the Portfolio would look to a clearing  corporation to exercise  exchange-traded  options, if the
Portfolio were to purchase a dealer  option,  it would rely on the dealer from whom it purchased the option to perform if the option were  exercised.  Failure by the dealer to do so would  result in the loss of the premium  paid by the  Portfolio as well as loss of the expected  benefit of the  transaction.  For a discussion of dealer  options,  see this Statement under "Certain Risk Factors and
Investment Methods."

         Futures Contracts.

                  Transactions in Futures.  The Portfolio may enter into futures  contracts,  including  stock index,  interest rate and currency futures  ("futures" or "futures  contracts").  The Portfolio may also enter into futures on commodities  related to the types of companies  in which it invests,  such as oil and gold  futures.  Otherwise  the nature of such  futures and the  regulatory limitations and risks to which they are subject are the same as those described below.

         Stock index futures  contracts may be used to attempt to hedge a portion of the Portfolio,  as a cash  management  tool, or as an efficient way for the  Sub-advisor  to implement  either an increase or decrease in portfolio  market  exposure in response to changing  market  conditions.  The Portfolio may purchase or sell futures  contracts with respect to any stock index.  Nevertheless, to hedge the  Portfolio  successfully,  the  Portfolio  must sell  futures  contacts  with  respect to indices or  subindices  whose movements will have a significant correlation with movements in the prices of the Portfolio's securities.

         Interest  rate or currency  futures  contracts  may be used to attempt to hedge  against  changes in  prevailing  levels of interest rates or currency  exchange rates in order to establish  more  definitely the effective  return on securities or currencies held or intended to be acquired by the  Portfolio.  In this regard,  the Portfolio  could sell interest rate or currency  futures as an offset  against the effect of expected  increases in interest  rates or currency  exchange  rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

         The  Portfolio  will enter into  futures  contracts  which are traded on national  or foreign  futures  exchanges,  and are standardized  as to maturity  date and  underlying  financial  instrument.  Futures  exchanges  and trading in the United States are regulated under the Commodity  Exchange Act by the CFTC.  Although  techniques other than the sale and purchase of futures contracts could  be used  for the  above-referenced  purposes,  futures  contracts  offer  an  effective  and  relatively  low  cost  means of implementing the Portfolio's objectives in these areas.

                  Regulatory  Limitations.  The Portfolio  will engage in futures  contracts and options  thereon only for bona fide hedging, yield enhancement, and risk management purposes, in each case in accordance with rules and regulations of the CFTC.

         The  Portfolio  may not purchase or sell futures  contracts or related  options if, with respect to positions  which do not qualify as bona fide hedging under  applicable  CFTC rules,  the sum of the amounts of initial margin  deposits and premiums paid on those  positions  would  exceed 5% of the net asset  value of the  Portfolio  after  taking  into  account  unrealized  profits  and unrealized losses on any such contracts it has entered into; provided,  however,  that in the case of an option that is in-the-money at the time of purchase,  the  in-the-money  amount may be excluded in calculating  the 5%  limitation.  For purposes of this policy options on futures  contracts and foreign currency options traded on a commodities  exchange will be considered  "related  options."
This policy may be modified by the Board of Trustees of the Trust  without a shareholder  vote and does not limit the  percentage of the Portfolio's assets at risk to 5%.

         In instances  involving the purchase of futures  contracts or the writing of call or put options  thereon by the Portfolio, an amount of cash or other liquid assets equal to the market value of the futures  contracts  and options  thereon (less any related margin  deposits),  will be identified by the Portfolio to cover the position,  or  alternative  cover (such as owning an offsetting position)  will be  employed.  Assets  used as cover or held in an  identified  account  cannot be sold  while the  position  in the corresponding  option or future is open,  unless they are replaced  with similar  assets.  As a result,  the  commitment  of a large portion of the Portfolio's assets to cover or identified  accounts could impede portfolio  management or the Portfolio's  ability to meet redemption requests or other current obligations.

         Options on Futures  Contracts.  The  Portfolio  may  purchase and sell options on the same types of futures in which it may invest.  As an  alternative  to writing or  purchasing  call and put  options on stock index  futures,  the  Portfolio  may write or purchase  call and put  options  on  financial  indices.  Such  options  would be used in a manner  similar to the use of options on futures  contracts.  From time to time,  a single order to purchase or sell futures  contracts  (or options  thereon) may be made on behalf of the Portfolio and other mutual funds or portfolios of mutual funds  managed by the  Sub-advisor  or its  affiliates.  Such aggregated  orders would be allocated among the Portfolio and such other  portfolios in a fair and  non-discriminatory  manner.  See this Statement and Trust's  Prospectus  under  "Certain Risk Factors and  Investment  Methods" for a description of certain risks in options and future contracts.

         Additional  Futures and Options  Contracts.  Although  the  Portfolio  has no current  intention  of engaging in futures or options  transactions  other than those  described  above,  it reserves the right to do so. Such futures and options  trading  might involve risks which differ from those involved in the futures and options described above.

         Foreign  Futures and Options.  The Portfolio is permitted to invest in foreign  futures and options.  For a description  of foreign  futures and options and certain risks  involved  therein as well as certain risks involved in foreign  investing,  see this
Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign  Securities.  The Portfolio may invest in U.S.  dollar-denominated  and non-U.S.  dollar-denominated  securities of foreign  issuers.  There are special risks in foreign  investing.  Certain of these risks are inherent in any  international  mutual fund while  others  relate more to the  countries in which the  Portfolio  will invest.  Many of the risks are more  pronounced  for investments in developing or emerging  countries,  such as many of the countries of Southeast  Asia,  Latin America,  Eastern Europe
and the Middle  East.  For an  additional  discussion  of certain  risks  involved  in  investing  in foreign  securities,  see this
Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Currency  Transactions.  A forward foreign currency  exchange contract involves an obligation to purchase or sell a specific  currency  at a future  date,  which may be any  fixed  number of days  from the date of the  contract  agreed  upon by the parties,  at a price set at the time of the contract.  These  contracts are  principally  traded in the interbank  market  conducted directly  between  currency  traders (usually large,  commercial  banks) and their  customers.  A forward contract  generally has no deposit requirement, and no commissions are charged at any stage for trades.

         The Portfolio may enter into forward  contracts for a variety of purposes in connection  with the management of the foreign securities  portion of its portfolio.  The Portfolio's  use of such contracts  would include,  but not be limited to, the following.
First, when the Portfolio enters into a contract for the purchase or sale of a security  denominated in a foreign  currency,  it may desire to "lock in" the U.S. dollar price of the security.  Second,  when the Sub-advisor  believes that one currency may experience a substantial  movement against another  currency,  including the U.S.  dollar,  it may enter into a forward contract to sell or buy the amount of the former foreign  currency,  approximating  the value of some or all of the  Portfolio's  securities  denominated in such foreign  currency.  Alternatively,  where  appropriate,  the Portfolio may hedge all or part of its foreign  currency  exposure through the use of a basket of  currencies or a proxy  currency  where such  currency or  currencies  act as an effective  proxy for other  currencies.  In such a case, the Portfolio may enter into a forward  contract where the amount of the foreign  currency to be sold  exceeds the value of the  securities  denominated  in such  currency.  The use of this basket  hedging  technique  may be more efficient  and  economical  than  entering into separate  forward  contracts  for each currency held in the  Portfolio.  The precise matching of the forward  contract  amounts and the value of the securities  involved will not generally be possible since the future value of such  securities in foreign  currencies will change as a consequence of market  movements in the value of those  securities between the date the  forward  contract is entered  into and the date it matures.  The  projection  of  short-term  currency  market movement is extremely  difficult,  and the successful  execution of a short-term hedging strategy is highly uncertain.  Under normal circumstances,  consideration of the prospect for currency parities will be incorporated  into the longer term investment  decisions made  with  regard  to  overall  diversification  strategies.  However,  Sub-advisor  believes  that it is  important  to  have  the flexibility to enter into such forward contracts when it determines that the best interests of the Portfolio will be served.

         The Portfolio may enter into forward contracts for any other purpose consistent with the Portfolio's  investment  objective and policies.  However, the Portfolio will not enter into a forward contract,  or maintain exposure to any such contract(s),  if the amount of foreign currency required to be delivered  thereunder would exceed the Portfolio's  holdings of liquid assets and currency available for cover of the forward  contract(s).  In determining the amount to be delivered under a contract,  the Portfolio may net offsetting positions.

         At the maturity of a forward  contract,  the  Portfolio  may sell the  portfolio  security and make delivery of the foreign currency,  or it may retain the  security  and either  extend the  maturity of the forward  contract  (by  "rolling"  that  contract forward) or may initiate a new forward contract.

         If the Portfolio retains the portfolio security and engages in an offsetting  transaction,  the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract  prices.  If the Portfolio  engages in an offsetting  transaction,  it may  subsequently  enter into a new forward  contract to sell the foreign  currency.  Should forward prices decline during the period between the  Portfolio's  entering into a forward  contract for the sale of a foreign  currency and the date it enters into an offsetting  contract for the purchase of the foreign  currency,  the Portfolio will realize a gain to the extent  the price of the  currency  it has agreed to sell  exceeds  the price of the  currency  it has  agreed to  purchase.  Should forward  prices  increase,  the  Portfolio  will suffer a loss to the extent of the price of the  currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         The  Portfolio's  dealing in forward  foreign  currency  exchange  contracts will generally be limited to the  transactions described  above.  However,  the  Portfolio  reserves the right to enter into  forward  foreign  currency  contracts  for  different purposes and under different  circumstances.  Of course,  the Portfolio is not required to enter into forward  contracts with regard to its foreign  currency-denominated  securities  and will not do so unless deemed  appropriate by the  Sub-advisor.  It also should be  realized  that this  method of hedging  against a decline  in the value of a currency  does not  eliminate  fluctuations  in the underlying  prices of the  securities.  It simply  establishes  a rate of exchange at a future  date.  Additionally,  although  such contracts  tend to minimize the risk of loss due to a decline in the value of the hedged  currency,  at the same time,  they tend to limit any potential gain which might result from an increase in the value of that currency.

         Although  the  Portfolio  values its assets daily in terms of U.S.  dollars,  it does not intend to convert its holdings of foreign  currencies  into U.S.  dollars on a daily  basis.  It will do so from time to time,  and  investors  should be aware of the costs of  currency  conversion.  Although  foreign  exchange  dealers do not charge a fee for  conversion,  they do realize a profit based on the difference (the "spread")  between the prices at which they are buying and selling various  currencies.  Thus, a dealer may offer to sell a foreign  currency to the Portfolio at one rate,  while  offering a lesser rate of exchange  should the Portfolio desire to resell that currency to the dealer.  For a discussion of certain risk factors involved in foreign  currency  transactions, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Federal Tax Treatment of Options,  Futures Contracts and Forward Foreign Exchange  Contracts.  The Portfolio may enter into certain  option,  futures,  and forward  foreign  exchange  contracts,  including  options and futures on currencies,  which will be treated as Section 1256 contracts or straddles.

         Transactions  which are  considered  Section  1256  contracts  will be  considered  to have  been  closed at the end of the
Portfolio's  fiscal year and any gains or losses will be  recognized  for tax  purposes at that time.  Such gains or losses from the normal closing or settlement of such  transactions  will be characterized  as 60% long-term  capital gain (taxable at a maximum rate of 20%) or loss and 40%  short-term  capital gain or loss  regardless of the holding  period of the  instrument  (or, in the case of foreign  exchange  contracts,  entirely as ordinary income or loss).  The Portfolio will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

         Options,  futures and forward  foreign  exchange  contracts,  including  options and futures on currencies,  which offset a foreign  dollar  denominated  bond or currency  position may be  considered  straddles  for tax purposes in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized  gain in an offsetting  position.  The holding period of the securities or currencies  comprising  the straddle will be deemed not to begin until the straddle is terminated.  The holding period of the security  offsetting  an  "in-the-money  qualified  covered  call" option on an equity  security  will not include the period of time the option is outstanding.

         Losses on written covered calls and purchased puts on securities,  excluding  certain  "qualified  covered call" options on equity  securities,  may be long-term  capital loss, if the security  covering the option was held for more than twelve months prior to the writing of the option.

         In order for the Portfolio to continue to qualify for federal income tax treatment as a regulated  investment  company,  at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends,  interest,  income derived from loans of  securities,  and gains from the sale of  securities  or  currencies.  Tax  regulations  could be issued  limiting the extent that net gain realized from option,  futures or foreign  forward  exchange  contracts on currencies is qualifying  income for purposes of the 90% requirement.

         As a result of the "Taxpayer Relief Act of 1997," entering into certain option,  futures  contracts,  or forward  contracts may be deemed a "constructive sale" of offsetting  securities,  which could result in a taxable gain from the sale being distributed to  shareholders.  The Portfolio  would be required to distribute  any such gain even though it would not receive  proceeds from the sale at the time the option, futures or forward position is entered into.

         Hybrid  Instruments.  Hybrid  Instruments  have been  developed and combine the elements of futures  contracts,  options or other financial  instruments with those of debt,  preferred equity or a depositary  instrument  (hereinafter  "Hybrid  Instruments).
Hybrid  Instruments  may take a variety of forms,  including,  but not limited  to,  debt  instruments  with  interest or  principal payments or redemption  terms  determined by reference to the value of a currency or commodity or securities index at a future point in time,  preferred  stock with dividend rates  determined by reference to the value of a currency,  or convertible  securities with the  conversion  terms  related to a  particular  commodity.  For a  discussion  of certain  risks  involved in  investing in hybrid instruments see this Statement under "Certain Risk Factors and Investment Methods."

         Reverse  Repurchase  Agreements.  Although the Portfolio has no current intention,  in the foreseeable  future, of engaging in  reverse  repurchase  agreements,  the  Portfolio  reserves  the  right to do so.  Reverse  repurchase  agreements  are  ordinary repurchase  agreements in which a fund is the seller of, rather than the investor in,  securities,  and agrees to repurchase them at an agreed upon time and price.  Use of a reverse  repurchase  agreement may be preferable to a regular sale and later  repurchase of the securities  because it avoids  certain market risks and  transaction  costs. A reverse  repurchase  agreement may be viewed as a type of borrowing by the Portfolio.

         Short Sales.  The Portfolio may, from time to time, make short sales of securities it owns or has the right to acquire through conversion or exchange of other securities it owns (short sales "against the box").  In a short sale, the Portfolio does not immediately deliver the securities sold or receive the proceeds from the sale.  The Portfolio may make a short sale against the box in order to hedge against market risks when it believes that the price of a security may decline, affecting the Portfolio directly if it owns that security or causing a decline in the value of a security owned by the Portfolio that is convertible into the security sold short.

         To secure its obligations to deliver the securities sold short, the Portfolio will segregate assets with its custodian in an amount at least equal to the value of the securities sold short or the securities convertible into, or exchangeable for, the securities.  The Portfolio may close out a short position by purchasing and delivering an equal amount of securities sold short, rather than by delivering securities already held by the Portfolio, because the Portfolio may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

         Warrants.  The Portfolio may acquire  warrants.  For a discussion of certain risks  involved  therein,  see this  Statement under "Certain Risk Factor and Investment Methods."

         Investment  in Small,  Unseasoned  Companies.  The  Portfolio  may invest in small,  less  well-known  companies  that have operated for less than three years  (including  predecessors).  The securities of such companies may have a limited  trading market, which may adversely  affect their  disposition and can result in their being priced lower than might otherwise be the case. If other investment  companies and investors who invest in such issuers trade the same securities  when the Portfolio  attempts to dispose of its holdings, the Portfolio may receive lower prices than might otherwise be obtained.

         Corporate  Reorganizations.  In general,  securities of companies engaged in reorganization  transactions sell at a premium to their historic market price immediately prior to the announcement of the tender offer or reorganization  proposal.  However,  the increased  market price of such  securities  may also  discount what the stated or appraised  value of the security  would be if the contemplated  transaction  were approved or  consummated.  Such  investments  may be  advantageous  when the discount  significantly overstates the risk of the  contingencies  involved,  significantly  undervalues  the  securities,  assets or cash to be received by shareholders of the issuer as a result of the  contemplated  transaction,  or fails adequately to recognize the possibility that the offer or proposal may be replaced or  superseded by an offer or proposal of greater  value.  The  evaluation  of such  contingencies requires  unusually  broad  knowledge and experience on the part of the  Sub-advisor,  which must appraise not only the value of the issuer and its component  businesses and the assets or securities to be received as a result of the  contemplated  transaction,  but also the financial  resources and business  motivation of the offeror as well as the dynamic of the business  climate when the offer or proposal is in progress.

         In making such  investments,  the  Portfolio  will be subject to its  diversification  and other  investment  restrictions, including  the  requirement  that,  except with respect to 25% of its assets,  not more than 5% of its assets may be invested in the securities  of any  issuer  (see  this  Statement  under  "Fundamental  Investment  Restrictions").  Because  such  investments  are ordinarily  short term in nature,  they will tend to increase the  Portfolio's  portfolio  turnover  rate,  thereby  increasing  its brokerage and other transaction  expenses.  The Sub-advisor  intends to select  investments of the type described that, in its view, have a  reasonable  prospect of capital  growth that is  significant  in relation to both the risk  involved  and the  potential  of available alternate investments.

         Lending  of  Portfolio  Securities.  Securities  loans  are made to  broker-dealers  or  institutional  investors  or other persons,  pursuant to agreements  requiring that the loans be continuously  secured by collateral at least equal at all times to the value of the  securities  lent marked to market on a daily basis.  The collateral  received will consist of cash or U.S.  government securities.  While the  securities  are being  lent,  the  Portfolio  will  continue to receive the  equivalent  of the  interest or dividends  paid by the  issuer  on the  securities,  as well as  interest  on the  investment  of the  collateral  or a fee from the borrower.  The Portfolio has a right to call each loan and obtain the  securities on three  business  days' notice or, in connection with securities  trading on foreign  markets,  within such longer period of time which coincides with the normal  settlement  period for  purchases and sales of such  securities  in such foreign  markets.  The  Portfolio  will not have the right to vote  securities while  they are being  lent,  but it will  call a loan in  anticipation  of any  important  vote.  The  risks in  lending  portfolio securities,  as with other  extensions of secured  credit,  consist of possible delay in receiving  additional  collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

         When-Issued  Securities and Forward  Commitment  Contracts.  The Portfolio may purchase  securities on a  "when-issued"  or delayed  delivery basis and may purchase  securities on a forward  commitment  basis.  Any or all of the Portfolio's  investments in debt  securities may be in the form of  when-issueds  and forwards.  The price of such  securities,  which may be expressed in yield terms,  is fixed at the time the  commitment  to purchase is made,  but delivery  and payment take place at a later date.  Normally, the  settlement  date occurs within 90 days of the purchase for  when-issueds,  but may be  substantially  longer for forwards.  The
Portfolio  will cover its  commitments  with respect to these  securities  by  maintaining  cash and/or other liquid assets with its custodian  bank equal in value to these  commitments  during the time  between the  purchase  and the  settlement.  Such  segregated securities  either will mature or, if necessary,  be sold on or before the  settlement  date.  For a discussion of these  securities and the risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

         Money Market  Securities.  The Portfolio will hold a certain  portion of its assets in U.S. and foreign  dollar-denominated money market securities, including repurchase agreements, rated in the two highest rating categories, maturing in one year or less.

         Investment  Opportunities  and Related  Limitations.  Affiliates of the  Sub-advisor  may, in the ordinary  course of their business,  acquire for their own account or for the accounts of their  advisory  clients,  significant  (and  possibly  controlling)
positions in the  securities of companies  that may also be suitable for  investment by the  Portfolio.  The securities in which the
Portfolio  might invest may thereby be limited to some extent.  For instance,  many companies in the past several years have adopted so-called "poison pill" or other defensive  measures  designed to discourage or prevent the completion of non-negotiated  offers for control of the company.  Such defensive  measures may have the effect of limiting the shares of the company that might  otherwise be acquired by the Portfolio if the affiliates of the  Sub-advisor or their  advisory  accounts have or acquire a significant  position in the same  securities.  However,  the  Sub-advisor  does not believe that the investment  activities of its affiliates will have a material adverse effect upon the Portfolio in seeking to achieve its investment  objectives.  In addition,  orders for the Portfolio generally are accorded  priority of execution over orders  entered on behalf of accounts in which the  Sub-advisor or its affiliates have a substantial  pecuniary  interest.  The Portfolio may invest in the  securities of companies  that are  investment  management clients of the  Sub-advisor's  affiliates.  In  addition,  portfolio  companies  or their  officers  or  directors  may be  minority shareholders of the Sub-advisor or its affiliates.

         Investment  Policies Which May Be Changed Without  Shareholder  Approval.  The following  limitations are applicable to the
AST Gabelli  Small-Cap Value Portfolio.  These limitations are not  "fundamental"  restrictions,  and can be changed by the Trustees without shareholder approval.  The Portfolio will not:

         1.       Change its policy to invest at least 80% of the value of its assets in small  capitalization  companies  unless it provides 60 days prior written notice to its shareholders (this limitation is effective on July 31, 2002).

         2.       Purchase additional securities when money borrowed exceeds 5% of its total assets;

         3.       Invest in companies for the purpose of exercising management or control;

         4.       Purchase a futures  contract or an option  thereon if, with  respect to positions in futures or options on futures which do not  represent  bona fide  hedging,  the  aggregate  initial  margin and  premiums on such  options  would exceed 5% of the
Portfolio's net asset value;

         5.       Purchase  illiquid  securities  if,  as a  result,  more  than 15% of its net  assets  would be  invested  in such securities.  Securities eligible for resale under Rule 144A of the Securities Act of 1933 may be subject to this 15% limitation;

         6.       Purchase securities of open-end or closed-end  investment  companies except in compliance with the 1940 Act or the conditions  of any order of exemption  from the SEC  regarding  the  purchase of  securities  of money  market funds  managed by the
Sub-advisor or its affiliates;

         7.       Purchase  securities on margin,  except (i) for use of short-term  credit  necessary for clearance of purchases of portfolio  securities  and (ii) the Portfolio may make margin  deposits in connection  with futures  contracts or other  permissible investments;

         8.       Mortgage,  pledge,  hypothecate  or, in any manner,  transfer any security  owned by the Portfolio as security for indebtedness  except as may be  necessary in  connection  with  permissible  borrowings  or  investments  and then such  mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Portfolio's total assets at the time of borrowing or investment;

         9.       Invest in puts,  calls,  straddles,  spreads,  or any combination  thereof,  except to the extent permitted by the
Trust's Prospectus and this Statement;

         10.      Sell securities short, except that the Portfolio may make short sales if it owns the securities sold short or has the right to acquire such securities through conversion or exchange of other securities it owns; or

         11.      Invest in warrants if, as a result  thereof,  more than 10% of the value of the net assets of the Portfolio  would be invested in warrants,  except that this  restriction  does not apply to warrants  acquired as a result of the purchase of another security.  For purposes of these percentage limitations, the warrants will be valued at the lower of cost or market.

AST DeAM Small-Cap Value Portfolio:

Investment  Objective:  The  investment  objective of the Portfolio is to seek maximum  appreciation  of  investors'  capital from a portfolio primarily of value stocks of smaller companies.

Investment Policies:

         Options.  The Portfolio may write (sell) call options on securities as long as it owns the  underlying  securities  subject to the option,  or an option to purchase the same underlying  securities having an exercise price equal to or less than the exercise price of the option, or will establish and maintain with the Portfolio's  custodian for the term of the option a segregated  account consisting  of cash or other  liquid  securities  ("eligible  securities")  to the  extent  required  by  applicable  regulation  in connection with the optioned  securities.  The Portfolio may write put options  provided that, so long as the Portfolio is obligated as the writer of the  option,  the  Portfolio  owns an option to sell the  underlying  securities  subject  to the option  having an exercise  price equal to or greater than the exercise  price of the option,  or it deposits and  maintains  with the  custodian in a segregated  account  eligible  securities  having a value equal to or greater  than the  exercise  price of the option.  The premium received  for  writing an option will  reflect,  among other  things,  the current  market  price of the  underlying  security,  the relationship  of the exercise  price to such market price,  the price  volatility of the  underlying  security,  the option  period, supply and demand and  interest  rates.  The  Portfolio  may write or  purchase  spread  options,  which are  options  for which the exercise  price may be a fixed dollar spread or yield spread between the security  underlying  the option and another  security that is used as a  benchmark.  The  exercise  price of an  option  may be  below,  equal  to or above  the  current  market  value of the underlying  security  at the time the option is written.  The  Portfolio  may write  (sell) call and put options on up to 25% of net assets and may  purchase put and call  options  provided  that no more than 5% of its net assets may be invested in premiums on such options.

         If a secured put option expires unexercised,  the writer realizes a gain from the amount of the premium,  plus the interest income on the securities in the segregated  account.  If the secured put writer has to buy the  underlying  security  because of the exercise of the put option,  the secured put writer  incurs an  unrealized  loss to the extent that the current  market value of the underlying  security is less than the exercise  price of the put option.  However,  this would be offset in whole or in part by gain from the premium received and any interest income earned on the securities in the segregated account.

         For an additional  discussion of investing in options and the risks  involved  therein,  see this Statement and the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

                  Over-the-Counter  Options.  The Portfolio may deal in  over-the-counter  traded  options ("OTC  options").  Unlike exchange-traded  options,  OTC options are transacted directly with dealers and not with a clearing  corporation.  Since there is no exchange,  pricing is normally done by reference to information from market makers,  which information is carefully monitored by the
Sub-advisor  and verified in  appropriate  cases.  In writing OTC options,  the  Portfolio  receives the premium in advance from the dealer.  OTC options are available for a greater  variety of securities or other assets,  and for a wider range of expiration  dates and exercise prices, than exchange-traded options.

         The staff of the SEC takes the position  that  purchased OTC options and the assets used as "cover" for written OTC options are  illiquid  securities.  Accordingly,  the  Portfolio  will only engage in OTC options  transactions  with dealers that have been specifically  approved by the Sub-advisor.  The Sub-advisor  believes that the approved dealers should be able to enter into closing transactions  if  necessary  and,  therefore,  present  minimal  credit risks to the  Portfolio.  The  Sub-advisor  will monitor the creditworthiness  of the  approved  dealers  on an  on-going  basis.  The  Portfolio  currently  will  not  engage  in  OTC  options transactions  if the amount  invested by the Portfolio in OTC options,  plus a "liquidity  charge" related to OTC options written by the Portfolio,  plus the amount  invested by the Portfolio in other illiquid  securities,  would exceed 15% of the  Portfolio's  net assets.  The "liquidity charge" referred to above is computed as described below.

         The Portfolio  anticipates  entering into  agreements  with dealers to which the Portfolio  sells OTC options.  Under these agreements  the  Portfolio  would have the absolute  right to  repurchase  the OTC options from the dealer at any time at a price no greater than a price  established  under the agreements (the  "Repurchase  Price").  The "liquidity  charge" referred to above for a specific  OTC  option  transaction  will be the  Repurchase  Price  related to the OTC option  less the  intrinsic  value of the OTC option.  The intrinsic  value of an OTC call option for such  purposes  will be the amount by which the current  market value of the underlying  security  exceeds the exercise price. In the case of an OTC put option,  intrinsic value will be the amount by which the exercise  price exceeds the current  market value of the underlying  security.  If there is no such agreement  requiring a dealer to allow the  Portfolio to  repurchase a specific  OTC option  written by the  Portfolio,  the  "liquidity  charge" will be the current market value of the assets serving as "cover" for such OTC option.

         Options on Securities  Indices.  The  Portfolio,  as part of its options  transactions,  may also use options on securities indices in an attempt to hedge against  market  conditions  affecting the value of securities  that the Portfolio owns or intends to purchase,  and not for speculation.  When the Portfolio writes an option on a securities  index, it will be required to deposit with its custodian and mark-to-market  eligible  securities to the extent required by applicable  regulation.  Where the Portfolio writes a call option on a  securities  index at a time when the  contract  value  exceeds  the  exercise  price,  the  Portfolio  will also segregate and  mark-to-market,  until the option expires or is closed out, cash or cash  equivalents  equal in value to such excess.
The Portfolio may also purchase and sell options on indices other than securities  indices,  as available,  such as foreign currency indices.  Because index options are settled in cash, a call writer cannot  determine  the amount of its  settlement  obligations  in advance and,  unlike call writing on specific  securities,  cannot  cover its  potential  settlement  obligations  by acquiring  and holding the  underlying  securities.  Index  options  involve  risks similar to those risks  relating to  transactions  in financial futures contracts described below.

         For an  additional  discussion  of  investing  in OTC options and options on  securities  indices,  and the risks  involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Financial  Futures  Contracts  and  Related  Options.  The  Portfolio  may enter into  financial  futures  contracts.  This investment  technique is designed  primarily to hedge (i.e.  protect)  against  anticipated  future changes in market  conditions or foreign  exchange rates which otherwise might affect  adversely the value of securities or other assets which the Portfolio holds or intends to purchase.  For example,  when the near-term market view is bearish but the portfolio  composition is judged  satisfactory for the longer  term,  exposure to  temporary  declines  in the market may be reduced by entering  into  futures  contracts  to sell securities  or the cash value of an index.  Conversely,  where the  near-term  view is bullish,  but the Portfolio is believed to be well  positioned  for the longer term with a high cash position,  the Portfolio can hedge against market  increases by entering into futures  contracts to buy  securities  or the cash value of an index.  In either case,  the use of futures  contracts  would tend to minimize  portfolio  turnover and  facilitate the  Portfolio's  pursuit of its investment  objective.  Also, if the Portfolio  owned long-term  bonds and  interest  rates were  expected to rise,  it could sell  financial  futures  contracts.  If interest  rates did increase,  the value of the bonds held by the Portfolio  would  decline,  but this decline would be offset in whole or in part by an increase in the value of the  Portfolio's  futures  contracts.  If, on the other hand,  long-term  interest  rates were  expected to decline,  the Portfolio could hold short-term debt securities and benefit from the income earned by holding such  securities,  while at the same time the Portfolio could purchase futures  contracts on long-term bonds or the cash value of a securities  index.  Thus, the Portfolio  could take  advantage of the  anticipated  rise in the value of long-term  bonds without  actually  buying them.  The futures  contracts and short-term  debt  securities  could then be liquidated and the cash proceeds used to buy long-term  bonds. At the time of delivery,  in the case of a contract relating to fixed income securities,  adjustments are made to recognize differences in value  arising from the delivery of  securities  with a different  interest  rate than that  specified in the  contract.  In some cases, securities to be delivered under a futures contract may not have been issued at the time the contract was written.

         The market prices of futures  contracts may be affected by certain  factors.  If  participants  in the futures market elect to close out their  contracts  through  offsetting  transactions  rather than meet margin  requirements,  distortions  in the normal relationship  between the assets and futures  market  could  result.  Price  distortions  also could  result if investors in futures contracts  decide to make or take  delivery of  underlying  securities  or other assets  rather than engage in closing  transactions because of the  resultant  reduction in the  liquidity  of the futures  market.  In addition,  because  margin  requirements  in the futures market are less onerous than margin requirements in the cash market,  increased  participation by speculators in the futures market could cause  temporary  price  distortions.  Due to the  possibility of these price  distortions and because of the imperfect correlation  between  movements in the prices of  securities  or other assets and  movements in the prices of futures  contracts,  a correct forecast of market trends by the Sub-advisor still may not result in a successful hedging transaction.

         The  Portfolio may purchase and write call and put options on financial  futures  contracts.  Options on futures  contracts involve risks similar to those risks relating to  transactions  in financial  futures  contracts.  The Portfolio will not enter into any futures  contracts or options on futures  contracts if the aggregate of the contract value of the outstanding  futures contracts of the  Portfolio and futures  contracts  subject to  outstanding  options  written by the  Portfolio  would exceed 50% of the total assets of the  Portfolio.  For an  additional  discussion  of  investing  in financial  futures  contracts  and options on financial futures  contracts and the risks involved  therein,  see this Statement and the Trust's  Prospectus  under "Certain Risk Factors and
Investment Methods."

         Section 4(2) Paper.  The Portfolio may invest in commercial  paper issued by major  corporations  under the  Securities Act of 1933 in reliance on the exemption from  registration  afforded by Section 3(a)(3)  thereof.  Such commercial  paper may be issued only to  finance  current  transactions  and must  mature in nine  months or less.  Such  commercial  paper is traded  primarily  by institutional  investors through investment dealers,  and individual  investor  participation in the commercial paper market is very limited.  The Portfolio also may invest in commercial paper issued in reliance on the so-called "private  placement"  exemption from registration  afforded by Section 4(2) of the Securities  Act of 1933  ("Section  4(2) paper").  Section 4(2) paper is restricted as to disposition  under the federal  securities laws, and generally is sold to  institutional  investors,  such as the Portfolio,  who agree that they are  purchasing the paper for  investment  and not with a view to public  distribution.  Any resale by the purchaser must be in an exempt  transaction.  Section  4(2) paper  normally  is resold to other  institutional  investors  through or with the assistance  of the issuer or  investment  dealers who make a market in the Section 4(2) paper,  thus  providing  liquidity.  Section
4(2) paper will be considered illiquid,  and subject to the Portfolio's  limitation on investing in illiquid securities,  unless the
Sub-advisor determines such Section 4(2) paper to be liquid under guidelines established by the Board of Trustee of the Trust.

         Collateralized  Obligations.  The Portfolio may invest in asset-backed and mortgage-backed  securities,  including interest only ("IO") and principal only ("PO") securities  (collectively,  "collateralized  obligations").  A collateralized  obligation is a debt  security  issued  by a  corporation,  trust  or  custodian,  or by a  U.S.  Government  agency  or  instrumentality,  that  is collateralized by a portfolio or pool of mortgages,  mortgage pass-through  securities,  U.S. Government securities or other assets.
Collateralized obligations, depending on their structure and the rate of prepayments, can be volatile.

         The Portfolio will currently invest in only those  collateralized  obligations that are fully  collateralized and would not materially  alter the risk profile of the  Portfolio.  Fully  collateralized  means that the  collateral  will  generate  cash flows sufficient  to meet  obligations  to holders of the  collateralized  obligations  under even the most  conservative  prepayment  and interest rate  projections.  Thus, the  collateralized  obligations are structured to anticipate a worst case  prepayment  condition and to minimize the  reinvestment  rate risk for cash flows between coupon dates for the  collateralized  obligations.  A worst case prepayment  condition  generally  assumes immediate  prepayment of all securities  purchased at a premium and zero prepayment of all securities  purchased at a discount.  Reinvestment rate risk may be minimized by assuming very conservative  reinvestment  rates and by other means such as by maintaining the flexibility to increase  principal  distributions in a low interest rate environment.  The effective  credit  quality  of the  collateralized  obligations  in such  instances  is the  credit  quality  of the  issuer  of the collateral.  The requirements as to  collateralization  are determined by the issuer or sponsor of the collateralized  obligation in order to satisfy rating  agencies,  if rated.  The Portfolio does not currently intend to invest more than 5% of its total assets in collateralized obligations.

         Because some  collateralized  obligations are issued in classes with varying  maturities and interest  rates,  the investor may obtain greater  predictability of maturity through these collateralized  obligations than through direct investments in mortgage pass-through  securities.  Classes  with  shorter  maturities  may have lower  volatility  and lower  yield  while those with longer maturities  may have  higher  volatility  and higher  yield.  Payments  of  principal  and  interest  on the  underlying  collateral securities  are not passed  through  directly  to the  holders of these  collateralized  obligations.  Rather,  the  payments on the underlying  portfolio  or pool of  obligations  are used to pay  interest  on each  class and to  retire  successive  maturities  in sequence.  These  relationships  may in effect "strip" the interest payments from principal  payments of the underlying  obligations and allow for the separate  purchase of either the interest or the principal  payments,  sometimes  called  interest only ("IO") and principal  only ("PO")  securities.  By  investing  in IOs and POs, an investor  has the option to select from a pool of  underlying collateral the portion of the cash flows that most closely corresponds to the investor's forecast of interest rate movements.

         Collateralized  obligations  are  designed  to be  retired  as the  underlying  obligations  are  repaid.  In the  event of prepayment  on or call of such  securities,  the class of  collateralized  obligation  first to mature  generally  will be paid down first.  Although in most cases the issuer of collateralized  obligations will not supply additional  collateral in the event of such prepayment,  there  generally  will  be  sufficient  collateral  to  secure  collateralized  obligations  that  remain  outstanding.
Governmentally-issued  and privately-issued IO's and PO's will be considered illiquid for purposes of the Portfolio's  limitation on illiquid securities unless they are determined to be liquid under guidelines established by the Board of Trustee.

         In reliance on an interpretation by the SEC, the Portfolio's investments in certain qualifying  collateralized  obligations are not  subject  to the  limitations  in the 1940  Act  regarding  investments  by a  registered  investment  company,  such as the
Portfolio, in another investment company.

         Inverse  Floaters.  The Portfolio  may also invest in "inverse  floaters."  These  inverse  floaters are more volatile than conventional fixed or floating rate  collateralized  obligations,  and their yield and value will fluctuate in inverse proportion to changes in the index upon which rate  adjustments  are based. As a result,  the yield on an inverse floater will generally  increase when market yields (as reflected by the index)  decrease and decrease when market yields  increase.  The extent of the volatility of inverse  floaters  depends on the extent of anticipated  changes in market rates of interest.  Generally,  inverse  floaters provide for interest rate  adjustments  based upon a multiple of the specified  interest index,  which further  increases their  volatility.
The degree of additional  volatility  will be directly  proportional  to the size of the multiple used in determining  interest rate adjustments.  Currently, the Portfolio does not intend to invest more than 5% of its net assets in inverse floaters.

         For an  additional  discussion  of  investing  in  collateralized  obligations  and the risks  involved  therein,  see this
Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

Investment  Policies Which May Be Changed Without  Shareholder  Approval.  The following  limitations are applicable to the AST DeAM
Small-Cap Value Portfolio.  These limitations are not "fundamental"  restrictions and may be changed without  shareholder  approval.
The Portfolio will not:

         1.       Change its policy to invest at least 80% of the value of its assets in small  capitalization  companies  unless it provides 60 days prior written notice to its shareholders.

         2.       Invest for the purpose of exercising control or management of another issuer.

         3.       Purchase securities of other investment companies, except in compliance with the 1940 Act.

         4.       Invest more than 15% of its net assets in illiquid securities.

AST Janus Mid-Cap Growth Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek long-term growth of capital.

Investment Policies:

         Foreign Securities.  The Portfolio may invest up to 25% of its net assets in foreign securities denominated in foreign currencies and not publicly traded in the United States.  Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers.  For a discussion of the risks involved in foreign securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Depositary  Receipts.  The Portfolio may invest in sponsored and unsponsored  American Depositary Receipts ("ADRs"),  which are  described  in the Trust's  Prospectus  under  "Certain  Risk  Factors and  Investment  Methods."  Holders of  unsponsored  ADRs generally  bear all the costs of the ADR facility,  whereas  foreign  issuers  typically  bear certain costs in a sponsored ADR. The bank or trust  company  depositary  of an  unsponsored  ADR may be under no  obligation  to  distribute  shareholder  communications received from the foreign  issuer or to pass through voting rights.  The Portfolio may also invest in European  Depositary  Receipts
("EDRs"), Global Depositary Receipts ("GDRs") and in other similar instruments representing securities of foreign companies.

         Investment  Company  Securities.  From time to time, the Portfolio may invest in securities of other investment  companies, subject to the  provisions  of Section  12(d)(1) of the 1940 Act.  The  Portfolio  may invest in  securities  of money  market funds managed by the  Sub-advisor in excess of the  limitations of Section  12(d)(1) under the terms of an SEC exemptive order obtained by the Sub-advisor and the funds that are advised or sub-advised by the Sub-advisor.

         Municipal  Obligations.  The Portfolio may invest in municipal  obligations  issued by states,  territories and possessions of the United  States and the District of Columbia.  The value of municipal  obligations  can be affected by changes in their actual or perceived  credit  quality.  The credit  quality of  municipal  obligations  can be affected by among other things the  financial condition of the issuer or guarantor,  the issuer's future borrowing plans and sources of revenue,  the economic  feasibility of the revenue bond project or general borrowing  purpose,  political or economic  developments in the region where the security is issued, and the  liquidity of the  security.  Because  municipal  securities  are  generally  traded  over-the-counter,  the  liquidity of a particular  issue often  depends on the  willingness  of dealers to make a market in the security.  The liquidity of some  municipal obligations may be enhanced by demand  features,  which would enable the Portfolio to demand payment on short notice from the issuer or a financial intermediary.

         Income-Producing  Securities.  Types of income producing  securities that the Portfolio may purchase  include,  but are not limited to, (i) variable and floating rate obligations,  which are securities  having interest rates that are adjusted  periodically according to a specified  formula,  usually  with  reference  to some  interest  rate index or market  interest  rate,  (ii) standby commitments,  which are  instruments  similar  to puts that give the  holder  the  option to  obligate  a broker,  dealer or bank to repurchase a security at a specified  price,  and (iii) tender option bonds,  which are relatively  long-term bonds that are coupled with the  agreement  of a third  party  (such as a broker,  dealer or bank) to grant the  holders of such  securities  the option to tender the securities to the  institution at periodic  intervals.  The Portfolio will purchase  standby  commitments,  tender option bonds and  instruments  with demand features  primarily for the purpose of increasing the liquidity of its portfolio.  The Portfolio may also invest in inverse  floaters,  which are debt  instruments  the interest on which varies in an inverse  relationship  to the interest rate on another  security.  If movements in interest rates are incorrectly  anticipated,  the Portfolio could lose money or its net asset  value  could  decline by the use of inverse  floaters.  The  Portfolio  will not invest more than 5% of its assets in inverse  floaters.  The  Portfolio may also invest in strip bonds,  which are debt  securities  that are stripped of their  interest
(usually by a financial  intermediary)  after the securities are issued. The market value of these securities  generally  fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

         Zero Coupon, Step Coupon and Pay-In-Kind Securities.  The Portfolio may invest in zero coupon, pay-in-kind and step coupon securities.  Zero coupon bonds are described in this Statement  under "Certain Risk Factors and Investment Methods."  Step coupon bonds trade at a discount from their face value and pay coupon interest.  The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter.  The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.
Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.  For the purposes of the Portfolio's restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

         Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

         High-Yield/High-Risk  Securities.  The Portfolio may invest in bonds that are rated below  investment  grade. The Portfolio may also invest in unrated debt  securities of foreign and domestic  issuers.  Unrated debt,  while not necessarily of lower quality than  rated  securities,  may not have as broad a market.  Because  of the size and  perceived  demand  of the  issue,  among  other factors,  certain  municipalities may not incur the costs of obtaining a rating.  The Sub-advisor will analyze the  creditworthiness of the issuer,  as well as any  financial  institution  or other party  responsible  for payments on the  security,  in  determining whether to purchase  unrated  municipal  bonds.  Unrated bonds will be included in those bonds rated below  investment  grade unless the Sub-advisor  deems such securities to be the equivalent of investment  grade  securities.  For a description of these securities and a discussion of the risks  involved  therein,  see this  Statement and the Trust's  Prospectus  under  "Certain Risk Factors and
Investment Methods."

         The Portfolio  may purchase  defaulted  securities  subject to the above limits,  but only when the  Sub-advisor  believes, based upon its  analysis  of the  financial  condition,  results of  operations  and  economic  outlook of an issuer,  that there is potential  for  resumption  of income  payments  and that the  securities  offer an unusual  opportunity  for capital  appreciation.
Notwithstanding the Sub-advisor's  belief as to the resumption of income,  however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk.  Such risk includes, among other things, the following:

                  Financial and Market Risks.  Investments in securities  that are in default involve a high degree of financial and market risks that can result in substantial or, at times,  even total losses.  Issuers of defaulted  securities may have substantial capital needs and may become involved in bankruptcy or  reorganization  proceedings.  Among the problems  involved in investments in such issuers is the fact that it may be difficult to obtain  information  about their condition.  The market prices of securities of such issuers also are subject to abrupt and erratic  movements and above average price  volatility,  and the spread  between the bid and asked prices of such securities may be greater than normally expected.

                  Disposition  of Portfolio  Securities.  Although the Portfolio  generally  will purchase  securities for which the
Sub-advisor  expects an active market to be maintained,  defaulted  securities may be less actively traded than other securities and it may be difficult to dispose of substantial  holdings of such  securities at prevailing  market  prices.  The Portfolio will limit holdings of any such  securities to amounts that the  Sub-advisor  believes could be readily sold,  and holdings of such  securities would, in any event, be limited so as not to limit the Portfolio's ability to readily dispose of securities to meet redemptions.

                  Other.  Defaulted securities require active monitoring and may, at times,  require  participation in bankruptcy or receivership proceedings on behalf of the Portfolio.

         Reverse Repurchase  Agreements.  The Portfolio may use reverse  repurchase  agreements to provide cash to satisfy unusually heavy redemption  requests or for other temporary or emergency  purposes without the necessity of selling portfolio  securities,  or to earn  additional  income on  portfolio  securities,  such as  Treasury  bills or notes.  The  Portfolio  will enter into  reverse repurchase  agreements  only with parties that the  Sub-advisor  deems  creditworthy.  Using reverse  repurchase  agreements to earn additional  income  involves  the risk that the  interest  earned on the  invested  proceeds is less than the expense of the reverse repurchase agreement  transaction.  This technique may also have a leveraging effect on the Portfolio,  although the requirement for the Portfolio to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.

         For an additional  discussion of reverse  repurchase  agreements and their risks, see the Trust's Prospectus under "Certain
Risk Factors and Investment Methods."

         Futures,  Options and Forward Contracts.  The Portfolio may enter into futures contracts on securities,  financial indices, and foreign  currencies and options on such  contracts,  and may invest in options on  securities,  financial  indices,  and foreign currencies,  and forward  contracts.  The Portfolio will not enter into any futures contracts or options on futures contracts if the aggregate  amount of the Portfolio's  commitments  under  outstanding  futures contract  positions and options on futures  contracts written by the  Portfolio  would  exceed the market value of the  Portfolio's  total  assets.  The  Portfolio  may invest in forward currency contracts with stated values of up to the value of the Portfolio's assets.

         The Portfolio may buy or write options in privately  negotiated  transactions  on the types of  securities,  and on indices based on the types of  securities,  in which the  Portfolio  is  permitted  to invest  directly.  The  Portfolio  will  effect  such transactions  only with  investment  dealers  and  other  financial  institutions  (such as  commercial  banks or  savings  and loan institutions)  deemed  creditworthy  by the  Sub-advisor  pursuant to  procedures  adopted by the  Sub-advisor  for  monitoring  the creditworthiness  of  those  entities.  To the  extent  that an  option  purchased  or  written  by the  Portfolio  in a  negotiated transaction  is illiquid,  the value of the option  purchased or the amount of the  Portfolio's  obligations  under an option it has written,  as the case may be,  will be subject to the  Portfolio's  limitation  on  illiquid  investments.  In the case of  illiquid options,  it may not be possible for the Portfolio to effect an offsetting  transaction  when the  Sub-advisor  believes it would be advantageous  for the Portfolio to do so. For a description of these  strategies  and  instruments  and certain of their risks,  see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Eurodollar  Instruments.  The Portfolio may make  investments in Eurodollar  instruments.  Eurodollar  instruments are U.S.
dollar-denominated  futures  contracts or options thereon that are linked to the London Interbank  Offered Rate ("LIBOR"),  although foreign  currency-denominated  instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed  rate for the  lending of funds and  sellers  to obtain a fixed rate for  borrowings.  The  Portfolio  might use  Eurodollar futures  contracts  and options  thereon to hedge  against  changes in LIBOR,  to which many  interest  rate swaps and  fixed-income instruments are linked.

         Swaps  and  Swap-Related  Products.  The  Portfolio  may enter  into  interest  rate  swaps,  caps and  floors on either an asset-based or  liability-based  basis,  depending upon whether it is hedging its assets or its liabilities,  and will usually enter into interest rate swaps on a net basis (i.e.,  the two payment streams are netted out, with the Portfolio  receiving or paying,  as the case may be, only the net amount of the two  payments).  The net amount of the excess,  if any, of the  Portfolio's  obligations over its  entitlement  with respect to each  interest  rate swap will be  calculated on a daily basis and an amount of cash or other liquid assets having an aggregate  net asset value at least equal to the accrued  excess will be maintained in a segregated  account by the  Portfolio's  custodian.  If the Portfolio  enters into an interest rate swap on other than a net basis,  it would maintain a segregated  account in the full amount  accrued on a daily basis of its  obligations  with respect to the swap.  The Portfolio  will not enter into any interest rate swap, cap or floor  transaction  unless the unsecured senior debt or the  claims-paying  ability of the other party  thereto is rated in one of the three highest  rating  categories of at least one NRSRO at the time of entering into such  transaction.  The  Sub-advisor  will monitor the  creditworthiness  of all  counterparties  on an ongoing basis. If there is a default by the other party to such a transaction,  the Portfolio will have contractual  remedies pursuant to the agreements  related to the transaction.

         The swap market has grown  substantially  in recent years with a large number of banks and investment  banking firms acting both as principals and as agents utilizing  standardized swap  documentation.  The Sub-advisor has determined that, as a result, the swap market has become  relatively  liquid.  Caps and floors are more recent  innovations for which  standardized  documentation has not yet been developed  and,  accordingly,  are less liquid than swaps.  To the extent the Portfolio  sells (i.e.,  writes) caps and floors,  it will  segregate  cash or other  liquid  assets  having an  aggregate  net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

         There is no limit on the amount of  interest  rate swap  transactions  that may be  entered  into by the  Portfolio.  These transactions  may in some  instances  involve  the  delivery  of  securities  or other  underlying  assets by the  Portfolio  or its counterparty to collateralize  obligations  under the swap.  Under the  documentation  currently used in those markets,  the risk of loss with  respect  to  interest  rate  swaps is  limited to the net amount of the  payments  that the  Portfolio  is  contractually obligated to make. If the other party to an interest rate swap that is not  collateralized  defaults,  the Portfolio  would risk the loss of the payments that it  contractually  is entitled to receive.  The  Portfolio may buy and sell (i.e.,  write) caps and floors without limitation, subject to the segregation requirement described above.

         Investment  Policies Which May Be Changed Without  Shareholder  Approval.  The following  limitations are applicable to the
AST Janus Mid-Cap  Growth  Portfolio.  These  limitations  are not  "fundamental"  restrictions,  and may be changed by the Trustees without shareholder approval.

         1.       The  Portfolio  will  not  change  its  policy  to  invest  at least  80% of the  value of its  assets  in  medium capitalization companies unless it provides 60 days prior written notice to its shareholders.

         2.       The  Portfolio  does not  currently  intend to sell  securities  short,  unless it owns or has the right to obtain securities  equivalent  in kind and amount to the  securities  sold  short  without  the  payment  of any  additional  consideration therefor,  and provided that  transactions in futures,  options,  swaps and forward  contracts are not deemed to constitute  selling securities short.

         3.       The Portfolio  does not currently  intend to purchase  securities on margin,  except that the Portfolio may obtain such  short-term  credits as are necessary for the clearance of  transactions,  and provided that margin payments and other deposits in connection  with  transactions in futures,  options,  swaps and forward  contracts  shall not be deemed to constitute  purchasing securities on margin.

         4.       The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed,  in the  aggregate,  15% of the  Portfolio's  net asset  value,  provided  that this  limitation  does not apply to  reverse  repurchase agreements,  deposits of assets to margin,  guarantee positions in futures,  options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

         5.       The  Portfolio  does not currently  intend to purchase any security or enter into a repurchase  agreement if, as a result,  more than 15% of its net  assets  would be  invested  in  repurchase  agreements  not  entitling  the  holder to payment of principal  and interest  within seven days and in securities  that are illiquid by virtue of legal or  contractual  restrictions  on resale or the absence of a readily  available  market.  The Trustees,  or the Portfolio's  Sub-advisor  acting pursuant to authority delegated by the Trustees,  may determine  that a readily  available  market exists for securities  eligible for resale  pursuant to
Rule 144A under the Securities Act of 1933 ("Rule 144A  Securities"),  or any successor to such rule,  Section 4(2) commercial paper and municipal lease obligations.  Accordingly, such securities may not be subject to the foregoing limitation.

         6.       The Portfolio may not invest in companies for the purpose of exercising control of management.

AST Neuberger Berman Mid-Cap Growth Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek capital appreciation.

Investment Policies:

         Securities  Loans.  In order to realize  income,  the Portfolio may lend  portfolio  securities  with a value not exceeding
33-1/3% of its total assets to banks,  brokerage firms, or institutional  investors.  Borrowers are required  continuously to secure their  obligations to return securities on loan from the Portfolio by depositing  collateral,  which will be marked to market daily, in a form  determined to be  satisfactory  by the Trustees and equal to at least 100% of the market value of the loaned  securities, which will also be marked to market daily.  The Sub-advisor  believes the risk of loss on these  transactions is slight because,  if a borrower were to default for any reason,  the  collateral  should satisfy the  obligation.  However,  as with other  extensions of secured  credit,  loans of portfolio  securities  involve  some risk of loss of rights in the  collateral  should the borrower  fail financially.

         Reverse Repurchase  Agreements.  In a reverse  repurchase  agreement,  the Portfolio sells portfolio  securities subject to its  agreement  to  repurchase  the  securities  at a later date for a fixed  price  reflecting  a market  rate of  interest;  these agreements are considered  borrowings for purposes of the Portfolio's  investment  limitations and policies  concerning  borrowings.
There is a risk that the counterparty to a reverse  repurchase  agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Portfolio.

         Covered Call  Options.  The Portfolio  may write  covered call options on  securities  it owns.  Generally,  the purpose of writing  these  options is to reduce  the  effect of price  fluctuation  of  securities  held by the  Portfolio's  net asset  value.
Securities  on which call options may be written by the Portfolio  are  purchased  solely on the basis of investment  considerations consistent with the Portfolio's investment objectives.

         When the  Portfolio  writes a call option,  it is  obligated to sell a security to a purchaser at a specified  price at any time until a certain date if the purchaser  decides to exercise the option.  The  Portfolio  receives a premium for writing the call option.  The Portfolio  writes only  "covered"  call options on  securities it owns. So long as the  obligation of the writer of the call option  continues,  the writer may be assigned an exercise  notice,  requiring it to deliver the  underlying  security  against payment of the exercise  price.  The  Portfolio  may be obligated  to deliver  securities  underlying a call option at less than the market price thereby giving up any additional gain on the security.

         When the  Portfolio  purchases a call option,  it pays a premium for the right to purchase a security  from the writer at a specified  price until a specified  date.  A call option would be  purchased  by the  Portfolio to offset a previously  written call option.

         The writing of covered call options is a conservative  investment  technique believed to involve relatively little risk (in contrast to the writing of "naked" or uncovered  call  options,  which the  Portfolio  will not do), but is capable of enhancing the
Portfolio's total return.  When writing a covered call option,  the Portfolio,  in return for the premium,  gives up the opportunity for profit from a price  increase in the  underlying  security above the exercise  price,  but  conversely  retains the risk of loss should the price of the security decline.  If a call option that the Portfolio has written expires  unexercised,  the Portfolio will realize a gain in the amount of the  premium;  however,  in the case of a call  option,  that gain may be offset by a decline in the market value of the  underlying  security  during the option period.  If the call option is exercised,  the Portfolio will realize a gain or loss from the sale or purchase of the underlying security.

           The exercise price of an option may be below, equal to, or above the market value of the underlying  security at the time the  option  is  written.  Options  normally  have  expiration  dates  between  three and nine  months  from the date  written.  The obligation  under any option  terminates upon expiration of the option or, at an earlier time, when the writer offsets the option by entering into a "closing purchase transaction" to purchase an option of the same series.

           Options are traded both on national  securities  exchanges and in the  over-the-counter  ("OTC") market.  Exchange-traded options  are  issued  by a  clearing  organization  affiliated  with the  exchange  on which  the  option is  listed;  the  clearing organization in effect guarantees  completion of, every exchange-traded  option. In contrast,  OTC options are contracts between the
Portfolio  and its  counter-party  with no clearing  organization  guarantee.  Thus,  when the  Portfolio  sells or purchases an OTC option,  it  generally  will be able to "close out" the option prior to its  expiration  only by entering  into a "closing  purchase transaction" with the dealer to whom or from whom the Portfolio  originally sold or purchased the option.  The Sub-advisor  monitors the  creditworthiness  of dealers  with  which the  Portfolio  may engage in OTC  options,  and will  limit  counterparties  in such transactions  to  dealers  with a net worth of at least $20  million  as  reported  in their  latest  financial  statements.  For an additional discussion of OTC options and their risks, see this Statement under "Certain Risk Factors and Investment Methods."

           The  premium  received  (or paid) by the  Portfolio  when it writes (or  purchases)  an option is the amount at which the option is currently traded on the applicable  exchange,  less (or plus) a commission.  The premium may reflect,  among other things, the current market price of the underlying  security,  the  relationship  of the exercise price to the market price,  the historical price volatility of the underlying  security,  the length of the option period, the general supply of and demand for credit, and the general  interest rate  environment.  The premium  received by the Portfolio for writing an option is recorded as a liability on the
Portfolio's statement of assets and liabilities.  This liability is adjusted daily to the option's current market value.

         The Portfolio pays the brokerage  commissions in connection  with  purchasing or writing  options,  including those used to close out existing  positions.  These  brokerage  commissions  normally are higher than those  applicable  to purchases and sales of portfolio securities.

         For an additional  discussion of options and their risks,  see this  Statement and the Trust's  Prospectus  under  "Certain
Risk Factors and Investment Methods."

         Foreign  Securities.  The  Portfolio may invest in U.S.  dollar-denominated  equity and debt  securities  issued by foreign issuers (including  governments,  quasi-governments and foreign banks) and foreign branches of U.S. banks,  including negotiable CDs and  commercial  paper.  These  investments  are  subject  to the  Portfolio's  quality  standards.  While  investments  in  foreign securities are intended to reduce risk by providing  further  diversification,  such investments  involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities.

         The Portfolio may invest in equity,  debt,  or other  income-producing  securities  that are  denominated  in or indexed to foreign currencies,  including,  but not limited to (1) common and preferred stocks, (2) convertible  securities,  (3) warrants, (4)
CDs,  commercial  paper,  fixed-time  deposits,  and  bankers'  acceptances  issued  by  foreign  banks,  (5)  obligations  of other corporations,  and (6) obligations of foreign governments,  or their subdivisions,  agencies, and  instrumentalities,  international agencies,  and supranational  entities.  Risks of investing in foreign currency denominated  securities include (1) nationalization, expropriation,  or confiscatory  taxation,  (2) adverse changes in investment or exchange control  regulations  (which could prevent cash from being brought back to the U.S.), and (3) expropriation or  nationalization  of foreign portfolio  companies.  Mail service between the U.S. and foreign  countries may be slower or less reliable than within the United  States,  thus  increasing the risk of delayed  settlements of portfolio  transactions or loss of certificates for portfolio  securities.  For an additional  discussion of the risks associated with foreign  securities,  whether  denominated in U.S. dollars or foreign  currencies,  see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Prices of foreign  securities  and exchange rates for foreign  currencies may be affected by the interest rates  prevailing in other  countries.  The interest  rates in other  countries  are often  affected by local  factors,  including the strength of the local  economy,  the demand for  borrowing,  the  government's  fiscal  and  monetary  policies,  and the  international  balance of payments.  Individual  foreign  economies  may differ  favorably  or  unfavorably  from the U.S.  economy in such  respects as gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

         Foreign  markets also have different  clearance and  settlement  procedures,  and in certain  markets there have been times when  settlements  have been unable to keep pace with the volume of  securities  transactions,  making it  difficult to conduct such transactions.  Such  delays in  settlement  could  result in  temporary  periods  when a portion of the assets of the  Portfolio  is uninvested and no return is earned  thereon.  The inability of the Portfolio to make intended  security  purchases due to settlement problems could cause the Portfolio to miss attractive  investment  opportunities.  Inability to dispose of portfolio  securities due to  settlement  problems  could  result  either in losses to the  Portfolio  due to  subsequent  declines in value of the  portfolio securities,  or, if the  Portfolio  has entered into a contract to sell the  securities,  could result in possible  liability to the purchaser.

         The Portfolio may invest in foreign  corporate bonds and debentures and sovereign debt instruments  issued or guaranteed by foreign  governments,  their agencies or  instrumentalities.  Foreign debt securities are subject to risks similar to those of other foreign  securities,  as well as risks similar to those of other debt securities,  as discussed in this Statement and in the Trust's
Prospectus under "Investment Objectives and Policies" and "Certain Risk Factors and Investment Methods."

         In order to limit the risk  inherent  in  investing  in foreign  currency-denominated  securities,  the  Portfolio  may not purchase any such  security if after such  purchase  more than 10% of its total assets  (taken at market value) would be invested in such  securities.  Within such  limitation,  however,  the  Portfolio is not  restricted  in the amount it may invest in  securities denominated in any one foreign currency.

         Foreign  Currency  Transactions.  The Portfolio may engage in foreign  currency  exchange  transactions.  Foreign  currency exchange  transactions  will be conducted  either on a spot (i.e.,  cash) basis at the spot rate prevailing in the foreign  currency
                                                             ----
exchange market,  or through  entering into forward  contracts to purchase or sell foreign  currencies  ("forward  contracts").  The
Portfolio  may enter into  forward  contracts  in order to  protect  against  uncertainty  in the level of future  foreign  currency exchange rates.  The Portfolio may also use forward contracts for non-hedging purposes.

         A forward  contract  involves an  obligation  to purchase or sell a specific  currency at a future  date,  which may be any fixed number of days  (usually less than one year) from the date of the contract  agreed upon by the parties,  at a price set at the time of the contract.  These  contracts  are traded in the interbank  market  conducted  directly  between  traders  (usually  large commercial banks) and their customers.  A forward contract generally has no deposit  requirement,  and no commissions are charged at any stage for trades.  Although foreign  exchange dealers do not charge a fee for conversion,  they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

         When the Portfolio  enters into a contract for the purchase or sale of a security  denominated  in a foreign  currency,  it may wish to "lock in" the U.S.  dollar price of the security.  By entering into a forward  contract for the purchase or sale,  for a fixed amount of U.S. dollars,  of the amount of foreign currency  involved in the underlying  security  transactions,  the Portfolio will be able to protect itself  against a possible loss.  When the  Sub-advisor  believes that the currency of a particular  foreign country may suffer a substantial  decline against the U.S.  dollar,  it may also enter into a forward contract to sell the amount of foreign currency for a fixed amount of dollars which approximates the value of some or all of a Portfolio's  securities  denominated in such foreign currency.

         The Portfolio may also engage in  cross-hedging  by using forward  contracts in one currency to hedge against  fluctuations in the value of  securities  denominated  in a  different  currency,  when the  Sub-advisor  believes  that  there is a  pattern  of correlation  between the two currencies.  The Portfolio may also purchase and sell forward  contracts for non-hedging  purposes when the Sub-advisor  anticipates  that the foreign  currency will appreciate or depreciate in value,  but securities in that currency do not present attractive investment opportunities and are not held in the Portfolio's portfolio.

         When the Portfolio  engages in forward  contracts for hedging  purposes,  it will not enter into forward  contracts to sell currency or maintain a net exposure to such  contracts if their  consummation  would  obligate the Portfolio to deliver an amount of foreign  currency  in  excess of the  value of its  portfolio  securities  or other  assets  denominated  in that  currency.  At the consummation of the forward  contract,  the Portfolio may either make delivery of the foreign  currency or terminate its contractual obligation to deliver by purchasing an  offsetting  contract  obligating it to purchase the same amount of such foreign  currency at the same  maturity  date.  If the  Portfolio  chooses to make  delivery of the foreign  currency,  it may be required to obtain such currency  through the sale of portfolio  securities  denominated  in such  currency or through  conversion of other assets into such currency.  If the Portfolio engages in an offsetting  transaction,  it will incur a gain or a loss to the extent that there has been a change in forward  contract  prices.  Closing purchase  transactions  with respect to forward  contracts are usually made with the currency trader who is a party to the original forward contract.

         The  Portfolio  is not  required  to enter  into such  transactions  and will not do so unless  deemed  appropriate  by the
Sub-advisor.

         Using forward contracts to protect the value of the Portfolio's  portfolio  securities  against a decline in the value of a currency does not eliminate  fluctuations  in the  underlying  prices of the  securities.  It simply  establishes a rate of exchange which can be achieved at some  future  point in time.  The  precise  projection  of  short-term  currency  market  movements  is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of the Portfolio's foreign assets.

         While the Portfolio may enter forward  contracts to reduce  currency  exchange rate risks,  transactions  in such contracts involve  certain  other risks.  Thus,  while the  Portfolio may benefit from such  transactions,  unanticipated  changes in currency prices  may  result  in a poorer  overall  performance  for the  Portfolio  than if it had not  engaged  in any  such  transactions.
Moreover,  there may be imperfect  correlation between the Portfolio's  holdings of securities  denominated in a particular currency and forward  contracts  entered into by the Portfolio.  Such imperfect  correlation  may cause the Portfolio to sustain losses which will prevent it from achieving a complete hedge or expose it to risk of foreign exchange loss.

         The Portfolio  generally  will not enter into a forward  contract  with a term of greater than one year.  The Portfolio may experience delays in the settlement of its foreign currency transactions.

         When the Portfolio  engages in forward  contracts for the sale or purchase of  currencies,  the Portfolio will either cover its position or establish a segregated  account.  The  Portfolio  will  consider its position  covered if it has  securities  in the currency  subject to the forward  contract,  or  otherwise  has the right to obtain  that  currency at no  additional  cost.  In the alternative,  the Portfolio will place cash, fixed income, or equity securities  (denominated in the foreign currency subject to the forward  contract)  in a separate  account.  The amounts in such  separate  account will equal the value of the  Portfolio's  assets which are committed to the  consummation  of foreign  currency  exchange  contracts.  If the value of the  securities  placed in the separate  account  declines,  the  Portfolio  will place  additional  cash or securities in the account on a daily basis so that the value of the account will equal the amount of its commitments with respect to such contracts.

         For an additional  discussion of forward foreign  currency  exchange  contracts and their risks, see this Statement and the
Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Options on Foreign  Currencies.  The  Portfolio may write and purchase  covered call and put options on foreign  currencies in amounts not exceeding 5% of its net assets for the purpose of protecting  against  declines in the U.S. dollar value of portfolio securities  or increases in the  U.S.-dollar  cost of securities  to be acquired,  or to protect the dollar  equivalent of dividend, interest,  or other payment on those securities.  A decline in the dollar value of a foreign currency in which portfolio  securities are denominated will reduce the dollar value of such securities,  even if their value in the foreign currency remains  constant.  In order to protect  against  such  decreases  in the value of  portfolio  securities,  the  Portfolio  may purchase put options on the foreign  currency.  If the value of the  currency  declines,  the  Portfolio  will have the right to sell such  currency for a fixed amount of dollars  which  exceeds the market value of such  currency.  This would  result in a gain that may offset,  in whole or in part, the negative effect of currency depreciation on the value of the Portfolio's securities denominated in that currency.

         Conversely,  if the dollar value of a currency in which  securities to be acquired by the Portfolio are denominated  rises, thereby  increasing  the cost of such  securities,  the Portfolio may purchase call options on such  currency.  If the value of such currency  increases  sufficiently,  the Portfolio  will have the right to purchase that currency for a fixed amount of dollars which is less than the market value of that currency.  Such a purchase  would result in a gain that may offset,  at least  partially,  the effect of any currency-related increase in the price of securities the Portfolio intends to acquire.

         As in the case of other types of options  transactions,  however, the benefit the Portfolio derives from purchasing foreign currency  options will be reduced by the amount of the premium and related  transaction  costs.  In addition,  if currency  exchange rates do not move in the direction or to the extent  anticipated,  the Portfolio  could sustain  losses on  transactions  in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

         The  Portfolio  may also write  options on foreign  currencies  for  hedging  purposes.  For  example,  if the  Sub-advisor anticipates  a decline in the dollar value of foreign  currency  denominated  securities  because of declining  exchange  rates,  it could,  instead of  purchasing a put option,  write a call option on the relevant  currency.  If the expected  decline  occurs,  the option will most likely not be exercised,  and the decrease in value of portfolio  securities  will be offset,  at least in part, by the amount of the premium received by the Portfolio.

         Similarly,  the Portfolio could write a put option on the relevant currency,  instead of purchasing a call option, to hedge against an anticipated  increase in the dollar cost of securities to be acquired.  If exchange  rates move in the manner  projected, the put option most likely will not be exercised,  and such  increased  cost will be offset,  at least in part, by the amount of the premium  received.  However,  as in the case of other types of options  transactions,  the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction.

         If  unanticipated  exchange rate  fluctuations  occur,  a put or call option may be exercised  and the  Portfolio  could be required to purchase or sell the  underlying  currency at a loss which may not be fully  offset by the amount of the  premium.  As a result of writing  options on foreign  currencies,  the  Portfolio  also may be required to forego all or a portion of the  benefits which might  otherwise have been obtained from favorable  movements in currency  exchange rates.  Options on foreign  currencies may be traded on U.S. or foreign  exchanges  or  over-the-counter  options or foreign  currencies  that are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.

         A call option  written on foreign  currency by the  Portfolio is "covered" if the  Portfolio  owns the  underlying  foreign currency  subject to the call,  or if it has an absolute and immediate  right to acquire that foreign  currency  without  additional cash  consideration.  A call  option  is also  covered  if the  Portfolio  holds a call on the same  foreign  currency  for the same principal  amount as the call written where the exercise  price of the call held is (a) equal to or less than the exercise  price of the call written or (b) greater than the exercise  price of the call written if the amount of the  difference  is  maintained by the
Portfolio in cash, fixed income or equity securities in a segregated account with its custodian.

         The risks of currency  options are similar to the risks of other options,  as discussed  above and in this Statement  under
"Certain Risk Factors and Investment Methods."

         Cover for  Options on  Securities,  Forward  Contracts,  and Options on Foreign  Currencies  ("Hedging  Instruments").  The
Portfolio will comply with SEC staff guidelines  regarding  "cover" for Hedging  Instruments and, if the guidelines so require,  set aside in a segregated  account with its custodian the prescribed  amount of cash,  fixed income,  or equity  securities.  Securities held in a  segregated  account  cannot be sold while the  futures,  option,  or forward  strategy  covered  by those  securities  is outstanding,  unless  they are  replaced  with  other  suitable  assets.  As a  result,  segregation  of a large  percentage  of the
Portfolio's assets could impede portfolio  management or the Portfolio's ability to meet current  obligations.  The Portfolio may be unable promptly to dispose of assets that cover, or are segregated with respect to, an illiquid  options or forward  position;  this inability may result in a loss to the Portfolio.

         Real Estate Investment Trusts (REITs).  The Portfolio may invest in shares of REITs.  REITs are pooled investment  vehicles which invest  primarily in real estate or real estate  related  loans.  REITs are generally  classified  as equity  REITs,  mortgage
REITs or a  combination  of equity and mortgage  REITs.  Equity REITs invest the majority of their assets  directly in real property and derive income  primarily from the collection of rents.  Equity REITs can also realize  capital gains by selling  properties that have  appreciated in value.  Mortgage REITs invest the majority of their assets in real estate  mortgages and derive income from the collection  of  interest  payments.  Like  regulated  investment  companies  such as the  Portfolios,  REITs are not taxed on income distributed  to  shareholders  provided they comply with certain  requirements  under the Internal  Revenue Code (the  "Code").  The
Portfolio  will  indirectly  bear its  proportionate  share of any  expenses  paid by REITs in which it invests in  addition  to the expenses paid by the Portfolio.

         Investing in REITs involves certain unique risks.  Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended.  REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects.  REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Investment Company Act of 1940.  REITs (especially mortgage REITs) are also subject to interest rate risks.

         Preferred  Stock. The Portfolio may invest in preferred stock.  Unlike interest  payments on debt securities,  dividends on preferred stock are generally  payable at the discretion of the issuer's board of directors,  although  preferred  shareholders  may have certain  rights if dividends are not paid.  Shareholders  may suffer a loss of value if dividends  are not paid,  and generally have no legal  recourse  against the issuer.  The market prices of preferred  stocks are generally  more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities.

         Fixed Income Securities.  The Portfolio may invest in money market instruments,  U.S. Government or Agency securities,  and corporate  bonds and debentures  receiving one of the four highest  ratings from Standard & Poor's  Ratings Group  ("S&P"),  Moody's
Investors Service, Inc. ("Moody's") or any other nationally recognized statistical rating organization  ("NRSRO"),  or, if not rated by any NRSRO,  deemed  comparable by the Sub-advisor to such rated  securities.  The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate.  Ratings are not absolute standards of quality;  consequently,  securities with the same  maturity,  coupon,  and rating may have  different  yields.  Although the Portfolio may rely on the ratings of any NRSRO,  the
Portfolio mainly refers to ratings assigned by S&P and Moody's, which are described in Appendix A to this Statement.

         Fixed income  securities are subject to the risk of an issuer's  inability to meet  principal and interest  payments on the obligations  ("credit risk") and also may be subject to price  volatility due to such factors as interest rate  sensitivity,  market perception of the  creditworthiness  of the issuer,  and general market liquidity ("market risk").  Lower-rated  securities are more likely to react to developments  affecting  market and credit risk than are more highly rated  securities,  which react primarily to movements in the general level of interest rates.

         Changes in economic  conditions or developments  regarding the individual  issuer are more likely to cause price volatility and weaken the capacity of the issuer of such securities to make principal and interest  payments than is the case for  higher-grade debt  securities.  An economic  downturn  affecting  the issuer may result in an  increased  incidence  of  default.  The market for lower-rated  securities  may be thinner  and less active  than for  higher-rated  securities.  Pricing of thinly  traded  securities requires greater judgment than pricing of securities for which market transactions are regularly reported.

         If the quality of any fixed income  securities held by the Portfolio  deteriorates so that they no longer would be eligible for purchase by the  Portfolio,  the Portfolio will engage in an orderly  disposition  of the securities to the extent  necessary to ensure that the Portfolio's holding of such securities will not exceed 5% of its net assets.

         Convertible  Securities.  The  Portfolio  may invest in  convertible  securities  of any quality.  A  convertible  security entitles the holder to receive  interest  paid or accrued on debt or the  dividend  paid on  preferred  stock until the  convertible security matures or is redeemed,  converted or exchanged.  Before conversion,  convertible securities ordinarily provide a stream of income  with  generally  higher  yields  than  those of common  stocks of the same or similar  issuers,  but lower than the yield on non-convertible  debt.  Convertible  securities  are usually  subordinated  to  comparable-tier  nonconvertible  securities but rank senior to common stock in a  corporation's  capital  structure.  The value of a convertible  security is a function of (1) its yield in comparison with the yields of other securities of comparable  maturity and quality that do not have a conversion  privilege,  and
(2) its worth,  at market value,  if converted  into the underlying  common stock.  Convertible  debt  securities are subject to the
Portfolio's investment policies and limitations concerning fixed-income investments.

         Convertible  securities  are  typically  issued by smaller  companies  whose stock prices may be  volatile.  The price of a convertible  security often reflects such variations in the price of the underlying common stock in a way that  nonconvertible  debt does not.  A  convertible  security  may be  subject  to  redemption  at the  option of the  issuer  at a price  established  in the security's governing  instrument.  If a convertible  security held by the Portfolio is called for redemption,  the Portfolio will be required to convert it into the  underlying  common  stock,  sell it to a third  party or permit the issuer to redeem the  security.
Any of these actions could have an adverse effect on the Portfolio's ability to achieve its investment objective.

         Commercial  Paper.  Commercial paper is a short-term debt security issued by a corporation,  bank,  municipality,  or other issuer,  usually for purposes such as financing  current  operations.  The Portfolio may invest only in commercial  paper  receiving the highest rating from S&P (A-1) or Moody's (P-1), or deemed by the Sub-advisor to be of equivalent quality.

         The  Portfolio  may invest in  commercial  paper  that  cannot be resold to the  public  because  it was  issued  under the exception for private  offerings in Section 4(2) of the Securities Act of 1933.  While such  securities  normally will be considered illiquid and subject to the Portfolio's 15% limitation on investments in illiquid  securities,  the Sub-advisor may in certain cases determine that such paper is liquid under guidelines established by the Board of Trustees.

         Banking and Savings  Institution  Securities.  The  Portfolio  may invest in banking and savings  institution  obligations, which include CDs, time deposits,  bankers' acceptances,  and other short-term debt obligations issued by savings institutions.  CDs are receipts for funds deposited for a specified period of time at a specified rate of return;  time deposits  generally are similar to CDs, but are  uncertificated;  and  bankers'  acceptances  are time drafts drawn on  commercial  banks by  borrowers,  usually in connection with  international  commercial  transactions.  The CDs, time deposits,  and bankers'  acceptances in which the Portfolio invests typically are not covered by deposit insurance.

         Investment  Policies Which May be Changed Without  Shareholder  Approval.  The following  limitations are applicable to the
AST Neuberger  Berman Mid-Cap Growth  Portfolio.  These  limitations  are not  fundamental  restrictions  and can be changed without shareholder approval.

         1.       The  Portfolio  will  not  change  its  policy  to  invest  at least  80% of the  value of its  assets  in  medium capitalization companies unless it provides 60 days prior written notice to its shareholders.

         2.       The Portfolio may not purchase securities if outstanding borrowings,  including any reverse repurchase agreements, exceed 5% of its total assets.

         3.       Except for the purchase of debt securities and engaging in repurchase  agreements,  the Portfolio may not make any loans other than securities loans.

         4.       The  Portfolio  may not purchase  securities  on margin from  brokers,  except that the  Portfolio may obtain such short-term  credits as are necessary for the clearance of securities  transactions.  Margin payments in connection with transactions in futures  contracts and options on futures  contracts  shall not  constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

         5.       The Portfolio may not sell securities short,  unless it owns or has the right to obtain  securities  equivalent in kind and amount to the securities sold without payment of additional  consideration.  Transactions in futures  contracts and options shall not constitute selling securities short.

         6.       The Portfolio may not purchase any security if, as a result,  more than 15% of its net assets would be invested in illiquid  securities.  Illiquid  securities  include  securities  that cannot be sold within  seven days in the  ordinary  course of business for approximately the amount at which the Portfolio has valued the securities,  such as repurchase  agreements  maturing in more than seven days.

AST Neuberger Berman Mid-Cap Value Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth.

Investment Policies:

         Securities  Loans.  In order to realize  income,  the Portfolio may lend  portfolio  securities  with a value not exceeding
33-1/3% of its total assets to banks,  brokerage firms, or institutional  investors.  Borrowers are required  continuously to secure their  obligations to return securities on loan from the Portfolio by depositing  collateral,  which will be marked to market daily, in a form  determined to be  satisfactory  by the Trustees and equal to at least 100% of the market value of the loaned  securities, which will also be marked to market daily.  The Sub-advisor  believes the risk of loss on these  transactions is slight because,  if a borrower were to default for any reason,  the  collateral  should satisfy the  obligation.  However,  as with other  extensions of secured  credit,  loans of portfolio  securities  involve  some risk of loss of rights in the  collateral  should the borrower  fail financially.

         Reverse Repurchase  Agreements.  In a reverse  repurchase  agreement,  the Portfolio sells portfolio  securities subject to its  agreement  to  repurchase  the  securities  at a later date for a fixed  price  reflecting  a market  rate of  interest;  these agreements are considered  borrowings for purposes of the Portfolio's  investment  limitations and policies  concerning  borrowings.
There is a risk that the counterparty to a reverse  repurchase  agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Portfolio.

         Covered Call  Options.  The  Portfolio  may write covered call options on securities it owns valued at up to 10% of its net assets and may  purchase  call  options in related  closing  transactions.  Generally,  the purpose of writing  these  options is to reduce the effect of price  fluctuations  of securities  held by the  Portfolio on the  Portfolio's  net asset value.  Securities on which call options may be written by the Portfolio are purchased  solely on the basis of investment  considerations  consistent with the Portfolio's investment objectives.

         When the  Portfolio  writes a call option,  it is  obligated to sell a security to a purchaser at a specified  price at any time until a certain date if the purchaser  decides to exercise the option.  The  Portfolio  receives a premium for writing the call option.  The Portfolio  writes only  "covered"  call options on  securities it owns. So long as the  obligation of the writer of the call option  continues,  the writer may be assigned an exercise  notice,  requiring it to deliver the  underlying  security  against payment of the exercise  price.  The  Portfolio  may be obligated  to deliver  securities  underlying a call option at less than the market price thereby giving up any additional gain on the security.

         When the  Portfolio  purchases a call option,  it pays a premium for the right to purchase a security  from the writer at a specified  price until a specified  date.  A call option would be  purchased  by the  Portfolio to offset a previously  written call option.

         The writing of covered call options is a conservative  investment  technique believed to involve relatively little risk (in contrast to the writing of "naked" or uncovered  call  options,  which the  Portfolio  will not do), but is capable of enhancing the
Portfolio's total return.  When writing a covered call option,  the Portfolio,  in return for the premium,  gives up the opportunity for profit from a price  increase in the  underlying  security above the exercise  price,  but  conversely  retains the risk of loss should the price of the security decline.  If a call option that the Portfolio has written expires  unexercised,  the Portfolio will realize a gain in the amount of the premium;  however,  that gain may be offset by a decline in the market  value of the  underlying security  during the option  period.  If the call option is exercised,  the  Portfolio  will realize a gain or loss from the sale or purchase of the underlying security.

           The exercise price of an option may be below, equal to, or above the market value of the underlying  security at the time the  option  is  written.  Options  normally  have  expiration  dates  between  three and nine  months  from the date  written.  The obligation  under any option  terminates upon expiration of the option or, at an earlier time, when the writer offsets the option by entering  into a  "closing  purchase  transaction"  to  purchase  an option of the same  series.  If an option is  purchased  by the
Portfolio and is never exercised, the Portfolio will lose the entire amount of the premium paid.

           Options are traded both on national  securities  exchanges and in the  over-the-counter  ("OTC") market.  Exchange-traded options  are  issued  by a  clearing  organization  affiliated  with the  exchange  on which  the  option is  listed;  the  clearing organization in effect guarantees  completion of, every exchange-traded  option. In contrast,  OTC options are contracts between the
Portfolio  and its  counter-party  with no clearing  organization  guarantee.  Thus,  when the  Portfolio  sells or purchases an OTC option,  it  generally  will be able to "close out" the option prior to its  expiration  only by entering  into a "closing  purchase transaction" with the dealer to whom or from whom the Portfolio  originally sold or purchased the option.  The Sub-advisor  monitors the  creditworthiness  of dealers  with  which the  Portfolio  may engage in OTC  options,  and will  limit  counterparties  in such transactions  to  dealers  with a net worth of at least $20  million  as  reported  in their  latest  financial  statements.  For an additional discussion of OTC options and their risks, see this Statement under "Certain Risk Factors and Investment Methods."

           The  premium  received  (or paid) by the  Portfolio  when it writes (or  purchases)  an option is the amount at which the option is currently traded on the applicable  exchange,  less (or plus) a commission.  The premium may reflect,  among other things, the current market price of the underlying  security,  the  relationship  of the exercise price to the market price,  the historical price volatility of the underlying  security,  the length of the option period, the general supply of and demand for credit, and the general  interest rate  environment.  The premium  received by the Portfolio for writing an option is recorded as a liability on the
Portfolio's statement of assets and liabilities.  This liability is adjusted daily to the option's current market value.

         The Portfolio pays the brokerage  commissions in connection  with  purchasing or writing  options,  including those used to close out existing  positions.  These  brokerage  commissions  normally are higher than those  applicable  to purchases and sales of portfolio securities.

         For an additional  discussion of options and their risks,  see this  Statement and the Trust's  Prospectus  under  "Certain
Risk Factors and Investment Methods."

         Foreign  Securities.  The Portfolio may invest in U.S.  dollar-denominated  securities issued by foreign issuers (including governments  and  quasi-governments)  and foreign  branches of U.S.  banks,  including  negotiable CDs and commercial  paper.  These investments are subject to the Portfolio's  quality  standards.  While investments in foreign securities are intended to reduce risk by providing  further  diversification,  such  investments  involve  sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities.

         The Portfolio may invest in equity,  debt,  or other  income-producing  securities  that are  denominated  in or indexed to foreign currencies,  including, but not limited to (1) common and preferred stocks, (2) convertible securities,  (3) CDs, commercial paper,  fixed-time  deposits,  and bankers'  acceptances  issued by foreign banks,  (4) obligations of other  corporations,  and (5)
obligations  of  foreign  governments,  or  their  subdivisions,  agencies,  and  instrumentalities,   international  agencies,  and
supranational  entities.  Risks of investing in foreign currency denominated securities include (1) nationalization,  expropriation, or confiscatory  taxation,  (2) adverse changes in investment or exchange control  regulations  (which could prevent cash from being brought back to the U.S.), and (3) expropriation or  nationalization of foreign portfolio  companies.  Mail service between the U.S.
and  foreign  countries  may be slower or less  reliable  than  within  the  United  States,  thus  increasing  the risk of  delayed settlements of portfolio  transactions or loss of certificates for portfolio  securities.  For an additional discussion of the risks associated with foreign securities,  whether  denominated in U.S. dollars or foreign currencies,  see this Statement and the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         Prices of foreign  securities  and exchange rates for foreign  currencies may be affected by the interest rates  prevailing in other  countries.  The interest  rates in other  countries  are often  affected by local  factors,  including the strength of the local  economy,  the demand for  borrowing,  the  government's  fiscal  and  monetary  policies,  and the  international  balance of payments.  Individual  foreign  economies  may differ  favorably  or  unfavorably  from the U.S.  economy in such  respects as gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

         Foreign  markets also have different  clearance and  settlement  procedures,  and in certain  markets there have been times when  settlements  have been unable to keep pace with the volume of  securities  transactions,  making it  difficult to conduct such transactions.  Such  delays in  settlement  could  result in  temporary  periods  when a portion of the assets of the  Portfolio  is uninvested and no return is earned  thereon.  The inability of the Portfolio to make intended  security  purchases due to settlement problems could cause the Portfolio to miss attractive  investment  opportunities.  Inability to dispose of portfolio  securities due to  settlement  problems  could  result  either in losses to the  Portfolio  due to  subsequent  declines in value of the  portfolio securities,  or, if the  Portfolio  has entered into a contract to sell the  securities,  could result in possible  liability to the purchaser.

         The Portfolio may invest in foreign  corporate bonds and debentures and sovereign debt instruments  issued or guaranteed by foreign governments,  their agencies or  instrumentalities.  The Portfolio may invest in lower-rated foreign debt securities subject to the  Portfolio's  15% limitation on lower-rated  debt  securities.  Foreign debt securities are subject to risks similar to those of other foreign securities,  as well as risks similar to those of other debt securities,  as discussed in this Statement and in the
Trust's Prospectus under "Investment Objectives and Policies" and "Certain Risk Factors and Investment Methods."

         In order to limit the risk  inherent  in  investing  in foreign  currency-denominated  securities,  the  Portfolio  may not purchase any such  security if after such  purchase  more than 10% of its total assets  (taken at market value) would be invested in such  securities.  Within such  limitation,  however,  the  Portfolio is not  restricted  in the amount it may invest in  securities denominated in any one foreign currency.

         Foreign  Currency  Transactions.  The Portfolio may engage in foreign  currency  exchange  transactions.  Foreign  currency exchange  transactions  will be conducted  either on a spot (i.e.,  cash) basis at the spot rate prevailing in the foreign  currency
                                                             ----
exchange market,  or through  entering into forward  contracts to purchase or sell foreign  currencies  ("forward  contracts").  The
Portfolio  may enter into  forward  contracts  in order to  protect  against  uncertainty  in the level of future  foreign  currency exchange rates, and only in amounts not exceeding 5% of the Portfolio's net assets.

         A forward  contract  involves an  obligation  to purchase or sell a specific  currency at a future  date,  which may be any fixed number of days  (usually less than one year) from the date of the contract  agreed upon by the parties,  at a price set at the time of the contract.  These  contracts  are traded in the interbank  market  conducted  directly  between  traders  (usually  large commercial banks) and their customers.  A forward contract generally has no deposit  requirement,  and no commissions are charged at any stage for trades.  Although foreign  exchange dealers do not charge a fee for conversion,  they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

         When the Portfolio  enters into a contract for the purchase or sale of a security  denominated  in a foreign  currency,  it may wish to "lock in" the U.S.  dollar price of the security.  By entering into a forward  contract for the purchase or sale,  for a fixed amount of U.S. dollars,  of the amount of foreign currency  involved in the underlying  security  transactions,  the Portfolio will be able to protect itself  against a possible loss.  When the  Sub-advisor  believes that the currency of a particular  foreign country may suffer a substantial  decline against the U.S.  dollar,  it may also enter into a forward contract to sell the amount of foreign currency for a fixed amount of dollars which approximates the value of some or all of a Portfolio's  securities  denominated in such foreign  currency.  The  Portfolio  may also engage in  cross-hedging  by using  forward  contracts in one currency to hedge against fluctuations in the value of securities  denominated in a different currency,  when the Sub-advisor believes that there is a pattern of correlation between the two currencies.

         When the Portfolio  engages in forward  contracts for hedging  purposes,  it will not enter into forward  contracts to sell currency or maintain a net exposure to such  contracts if their  consummation  would  obligate the Portfolio to deliver an amount of foreign  currency  in  excess of the  value of its  portfolio  securities  or other  assets  denominated  in that  currency.  At the consummation of the forward  contract,  the Portfolio may either make delivery of the foreign  currency or terminate its contractual obligation to deliver by purchasing an  offsetting  contract  obligating it to purchase the same amount of such foreign  currency at the same  maturity  date.  If the  Portfolio  chooses to make  delivery of the foreign  currency,  it may be required to obtain such currency  through the sale of portfolio  securities  denominated  in such  currency or through  conversion of other assets into such currency.  If the Portfolio engages in an offsetting  transaction,  it will incur a gain or a loss to the extent that there has been a change in forward  contract  prices.  Closing purchase  transactions  with respect to forward  contracts are usually made with the currency trader who is a party to the original forward contract.

         The  Portfolio  is not  required  to enter  into such  transactions  and will not do so unless  deemed  appropriate  by the
Sub-advisor.

         Using forward contracts to protect the value of the Portfolio's  portfolio  securities  against a decline in the value of a currency does not eliminate  fluctuations  in the  underlying  prices of the  securities.  It simply  establishes a rate of exchange which can be achieved at some  future  point in time.  The  precise  projection  of  short-term  currency  market  movements  is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of the Portfolio's foreign assets.

         While the Portfolio may enter forward  contracts to reduce  currency  exchange rate risks,  transactions  in such contracts involve  certain  other risks.  Thus,  while the  Portfolio may benefit from such  transactions,  unanticipated  changes in currency prices  may  result  in a poorer  overall  performance  for the  Portfolio  than if it had not  engaged  in any  such  transactions.
Moreover,  there may be imperfect  correlation between the Portfolio's  holdings of securities  denominated in a particular currency and forward  contracts  entered into by the Portfolio.  Such imperfect  correlation  may cause the Portfolio to sustain losses which will prevent it from achieving a complete hedge or expose it to risk of foreign exchange loss.

         The Portfolio  generally  will not enter into a forward  contract  with a term of greater than one year.  The Portfolio may experience delays in the settlement of its foreign currency transactions.

         When the Portfolio  engages in forward  contracts for the sale or purchase of  currencies,  the Portfolio will either cover its position or establish a segregated  account.  The  Portfolio  will  consider its position  covered if it has  securities  in the currency  subject to the forward  contract,  or  otherwise  has the right to obtain  that  currency at no  additional  cost.  In the alternative,  the Portfolio will place cash, fixed income, or equity securities  (denominated in the foreign currency subject to the forward  contract)  in a separate  account.  The amounts in such  separate  account will equal the value of the  Portfolio's  assets which are committed to the  consummation  of foreign  currency  exchange  contracts.  If the value of the  securities  placed in the separate  account  declines,  the  Portfolio  will place  additional  cash or securities in the account on a daily basis so that the value of the account will equal the amount of its commitments with respect to such contracts.

         For an additional  discussion of forward foreign  currency  exchange  contracts and their risks, see this Statement and the
Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Options on Foreign  Currencies.  The  Portfolio may write and purchase  covered call and put options on foreign  currencies in amounts not exceeding 5% of its net assets for the purpose of protecting  against  declines in the U.S. dollar value of portfolio securities  or increases in the  U.S.-dollar  cost of securities  to be acquired,  or to protect the dollar  equivalent of dividend, interest,  or other payment on those securities.  A decline in the dollar value of a foreign currency in which portfolio  securities are denominated will reduce the dollar value of such securities,  even if their value in the foreign currency remains  constant.  In order to protect  against  such  decreases  in the value of  portfolio  securities,  the  Portfolio  may purchase put options on the foreign  currency.  If the value of the  currency  declines,  the  Portfolio  will have the right to sell such  currency for a fixed amount of dollars  which  exceeds the market value of such  currency.  This would  result in a gain that may offset,  in whole or in part, the negative effect of currency depreciation on the value of the Portfolio's securities denominated in that currency.

         Conversely,  if the dollar value of a currency in which  securities to be acquired by the Portfolio are denominated  rises, thereby  increasing  the cost of such  securities,  the Portfolio may purchase call options on such  currency.  If the value of such currency  increases  sufficiently,  the Portfolio  will have the right to purchase that currency for a fixed amount of dollars which is less than the market value of that currency.  Such a purchase  would result in a gain that may offset,  at least  partially,  the effect of any currency-related increase in the price of securities the Portfolio intends to acquire.

         As in the case of other types of options  transactions,  however, the benefit the Portfolio derives from purchasing foreign currency  options will be reduced by the amount of the premium and related  transaction  costs.  In addition,  if currency  exchange rates do not move in the direction or to the extent  anticipated,  the Portfolio  could sustain  losses on  transactions  in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

         The  Portfolio  may also write  options on foreign  currencies  for  hedging  purposes.  For  example,  if the  Sub-advisor anticipates  a decline in the dollar value of foreign  currency  denominated  securities  because of declining  exchange  rates,  it could,  instead of  purchasing a put option,  write a call option on the relevant  currency.  If the expected  decline  occurs,  the option will most likely not be exercised,  and the decrease in value of portfolio  securities  will be offset,  at least in part, by the amount of the premium received by the Portfolio.

         Similarly,  the Portfolio could write a put option on the relevant currency,  instead of purchasing a call option, to hedge against an anticipated  increase in the dollar cost of securities to be acquired.  If exchange  rates move in the manner  projected, the put option most likely will not be exercised,  and such  increased  cost will be offset,  at least in part, by the amount of the premium  received.  However,  as in the case of other types of options  transactions,  the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction.

         If  unanticipated  exchange rate  fluctuations  occur,  a put or call option may be exercised  and the  Portfolio  could be required to purchase or sell the  underlying  currency at a loss which may not be fully  offset by the amount of the  premium.  As a result of writing  options on foreign  currencies,  the  Portfolio  also may be required to forego all or a portion of the  benefits which  might  otherwise  have been  obtained  from  favorable  movements  in currency  exchange  rates.  Certain  options on foreign currencies  are  traded  on the OTC  market  and  involve  liquidity  and  credit  risks  that  may not be  present  in the  case of exchange-traded currency options.

         A call option  written on foreign  currency by the  Portfolio is "covered" if the  Portfolio  owns the  underlying  foreign currency  subject to the call,  or if it has an absolute and immediate  right to acquire that foreign  currency  without  additional cash  consideration.  A call  option  is also  covered  if the  Portfolio  holds a call on the same  foreign  currency  for the same principal  amount as the call written where the exercise  price of the call held is (a) equal to or less than the exercise  price of the call written or (b) greater than the exercise  price of the call written if the amount of the  difference  is  maintained by the
Portfolio in cash, fixed income or equity securities in a segregated account with its custodian.

         The risks of currency  options are similar to the risks of other options,  as discussed  above and in this Statement  under
"Certain Risk Factors and Investment Methods."

         Cover for  Options on  Securities,  Forward  Contracts,  and Options on Foreign  Currencies  ("Hedging  Instruments").  The
Portfolio will comply with SEC staff guidelines  regarding  "cover" for Hedging  Instruments and, if the guidelines so require,  set aside in a segregated  account with its custodian the prescribed  amount of cash,  fixed income,  or equity  securities.  Securities held in a  segregated  account  cannot be sold while the  futures,  option,  or forward  strategy  covered  by those  securities  is outstanding,  unless  they are  replaced  with  other  suitable  assets.  As a  result,  segregation  of a large  percentage  of the
Portfolio's assets could impede portfolio  management or the Portfolio's ability to meet current  obligations.  The Portfolio may be unable promptly to dispose of assets that cover, or are segregated with respect to, an illiquid  options or forward  position;  this inability may result in a loss to the Portfolio.

         Real Estate Investment Trusts (REITs).  The Portfolio may invest in shares of REITs.  REITs are pooled investment  vehicles which invest  primarily in real estate or real estate  related  loans.  REITs are generally  classified  as equity  REITs,  mortgage
REITs or a  combination  of equity and mortgage  REITs.  Equity REITs invest the majority of their assets  directly in real property and derive income  primarily from the collection of rents.  Equity REITs can also realize  capital gains by selling  properties that have  appreciated in value.  Mortgage REITs invest the majority of their assets in real estate  mortgages and derive income from the collection  of  interest  payments.  Like  regulated  investment  companies  such as the  Portfolios,  REITs are not taxed on income distributed  to  shareholders  provided they comply with certain  requirements  under the Internal  Revenue Code (the  "Code").  The
Portfolio  will  indirectly  bear its  proportionate  share of any  expenses  paid by REITs in which it invests in  addition  to the expenses paid by the Portfolio.

         Investing in REITs involves  certain  unique risks.  Equity REITs may be affected by changes in the value of the underlying property  owned by such REITs,  while  mortgage  REITs may be affected by the quality of any credit  extended.  REITs are  dependent upon  management  skills,  are not diversified  (except to the extent the Code requires),  and are subject to the risks of financing projects.  REITs are  subject to heavy cash flow  dependency,  default by  borrowers,  self-liquidation,  and the  possibilities  of failing to qualify for the exemption from tax for  distributed  income under the Code and failing to maintain their  exemptions from the Investment Company Act of 1940.  REITs (especially mortgage REITs) are also subject to interest rate risks.

         Preferred  Stock. The Portfolio may invest in preferred stock.  Unlike interest  payments on debt securities,  dividends on preferred stock are generally  payable at the discretion of the issuer's board of directors,  although  preferred  shareholders  may have certain  rights if dividends are not paid.  Shareholders  may suffer a loss of value if dividends  are not paid,  and generally have no legal  recourse  against the issuer.  The market prices of preferred  stocks are generally  more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities.

         Fixed Income Securities.  The Portfolio may invest in money market instruments,  U.S. Government or Agency securities,  and corporate  bonds and debentures  receiving one of the four highest  ratings from Standard & Poor's  Ratings Group  ("S&P"),  Moody's
Investors Service, Inc. ("Moody's") or any other nationally recognized statistical rating organization  ("NRSRO"),  or, if not rated by any NRSRO, deemed comparable by the Sub-advisor to such rated securities  ("Comparable  Unrated  Securities").  In addition,  the
Portfolio may invest up to 15% of its net assets,  measured at the time of  investment,  in corporate  debt  securities  rated below investment  grade or Comparable  Unrated  Securities.  The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate.  Ratings are not absolute  standards of quality;  consequently,  securities  with the same maturity,  coupon, and rating may have different  yields.  Although the Portfolio may rely on the ratings of any NRSRO,  the Portfolio mainly refers to ratings assigned by S&P and Moody's, which are described in Appendix A to this Statement.

         Fixed income  securities are subject to the risk of an issuer's  inability to meet  principal and interest  payments on the obligations  ("credit risk") and also may be subject to price  volatility due to such factors as interest rate  sensitivity,  market perception of the  creditworthiness  of the issuer,  and general market liquidity ("market risk").  Lower-rated  securities are more likely to react to developments  affecting  market and credit risk than are more highly rated  securities,  which react primarily to movements in the general level of interest rates.

         Changes in economic  conditions or developments  regarding the individual  issuer are more likely to cause price volatility and weaken the capacity of the issuer of such securities to make principal and interest  payments than is the case for  higher-grade debt  securities.  An economic  downturn  affecting  the issuer may result in an  increased  incidence  of  default.  The market for lower-rated  securities  may be thinner  and less active  than for  higher-rated  securities.  Pricing of thinly  traded  securities requires greater judgment than pricing of securities for which market transactions are regularly reported.

         Convertible  Securities.  The Portfolio may invest in convertible  securities.  A convertible  security entitles the holder to receive  interest paid or accrued on debt or the dividend paid on preferred  stock until the convertible  security  matures or is redeemed,  converted or exchanged.  Before conversion,  convertible  securities ordinarily provide a stream of income with generally higher  yields  than  those of common  stocks of the same or similar  issuers,  but lower  than the yield on  non-convertible  debt.
Convertible  securities are usually subordinated to comparable-tier  nonconvertible  securities but rank senior to common stock in a corporation's  capital structure.  The value of a convertible  security is a function of (1) its yield in comparison with the yields of other  securities  of  comparable  maturity  and quality that do not have a conversion  privilege,  and (2) its worth,  at market value,  if converted  into the underlying  common stock.  Convertible  debt  securities  are subject to the  Portfolio's  investment policies and limitations concerning fixed-income investments.

         Convertible  securities  are  typically  issued by smaller  companies  whose stock prices may be  volatile.  The price of a convertible  security often reflects such variations in the price of the underlying common stock in a way that  nonconvertible  debt does not.  A  convertible  security  may be  subject  to  redemption  at the  option of the  issuer  at a price  established  in the security's governing  instrument.  If a convertible  security held by the Portfolio is called for redemption,  the Portfolio will be required to convert it into the  underlying  common  stock,  sell it to a third  party or permit the issuer to redeem the  security.
Any of these actions could have an adverse effect on the Portfolio's ability to achieve its investment objective.

         Commercial  Paper.  Commercial paper is a short-term debt security issued by a corporation,  bank,  municipality,  or other issuer,  usually for purposes such as financing  current  operations.  The Portfolio may invest only in commercial  paper  receiving the highest rating from S&P (A-1) or Moody's (P-1), or deemed by the Sub-advisor to be of equivalent quality.

         The  Portfolio  may invest in  commercial  paper  that  cannot be resold to the  public  because  it was  issued  under the exception for private  offerings in Section 4(2) of the Securities Act of 1933.  While such  securities  normally will be considered illiquid and subject to the Portfolio's 15% limitation on investments in illiquid  securities,  the Sub-advisor may in certain cases determine that such paper is liquid under guidelines established by the Board of Trustees.

         Zero Coupon  Securities.  The  Portfolio  may invest up to 5% of its net assets in zero coupon  securities,  which are debt obligations  that do not entitle the holder to any periodic  payment of interest prior to maturity or specify a future date when the securities  begin paying  current  interest.  Rather,  they are issued and traded at a discount from their face amount or par value, which discount varies  depending on prevailing  interest rates,  the time remaining until cash payments begin,  the liquidity of the security, and the perceived credit quality of the issuer.

         The market prices of zero coupon  securities  generally  are more volatile than the prices of securities  that pay interest periodically  and are likely to respond to changes in interest  rates to a greater  degree  than do other  types of debt  securities having similar maturities and credit quality.

         Investment  Policies Which May be Changed Without  Shareholder  Approval.  The following  limitations are applicable to the
AST Neuberger  Berman Mid-Cap Value  Portfolio.  These  limitations  are not  fundamental  restrictions,  and can be changed without shareholder approval.

         1.       The  Portfolio  will  not  change  its  policy  to  invest  at least  80% of the  value of its  assets  in  medium capitalization companies unless it provides 60 days prior written notice to its shareholders.

         2.       The Portfolio may not purchase securities if outstanding borrowings,  including any reverse repurchase agreements, exceed 5% of its total assets.

         3.       Except for the purchase of debt securities and engaging in repurchase  agreements,  the Portfolio may not make any loans other than securities loans.

         4.       The  Portfolio  may not purchase  securities  on margin from  brokers,  except that the  Portfolio may obtain such short-term  credits as are necessary for the clearance of securities  transactions.  Margin payments in connection with transactions in futures  contracts and options on futures  contracts  shall not  constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

         5.       The Portfolio may not sell securities short,  unless it owns or has the right to obtain  securities  equivalent in kind and amount to the securities sold without payment of additional  consideration.  Transactions in futures  contracts and options shall not constitute selling securities short.

         6.       The Portfolio may not purchase any security if, as a result,  more than 15% of its net assets would be invested in illiquid  securities.  Illiquid  securities  include  securities  that cannot be sold within  seven days in the  ordinary  course of business for approximately the amount at which the Portfolio has valued the securities,  such as repurchase  agreements  maturing in more than seven days.

         7.       The Portfolio may not invest in puts,  calls,  straddles,  spreads,  or any combination  thereof,  except that the
Portfolio may (i) write (sell)  covered call options  against  portfolio  securities  having a market value not exceeding 10% of its net assets  and (ii)  purchase  call  options in related  closing  transactions.  The  Portfolio  does not  construe  the  foregoing limitation to preclude it from purchasing or writing options on futures contracts.

         8.       The  Portfolio  may not invest more than 10% of the value of its total assets in  securities  of foreign  issuers, provided that this limitation shall not apply to foreign securities denominated in U.S. dollars.

AST Alger All-Cap Growth Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek long-term capital growth.

Investment Policies:

         Cash Position.  In order to afford the Portfolio the  flexibility to take advantage of new  opportunities  for  investments in accordance  with its  investment  objective or to meet  redemptions,  it may, under normal  circumstances,  hold up to 15% of its total  assets in money  market  instruments  including,  but not limited to,  certificates  of deposit,  time  deposits and bankers'
acceptances  issued by  domestic  bank and  thrift  institutions,  U.S.  Government  securities,  commercial  paper  and  repurchase agreements.  In addition,  when the  Sub-advisor's  analysis of economic and  technical  market  factors  suggests that common stock prices will decline  sufficiently  so that a temporary  defensive  position is deemed  advisable,  the Portfolio may invest in cash, commercial paper, high-grade bonds or cash equivalents, all without limitation.

         U.S. Government  Obligations.  Obligations,  bills, notes, bonds, and other debt securities issued by the U.S. Treasury are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

         Short-term  Corporate Debt Securities.  These are outstanding  nonconvertible  corporate debt securities  (e.g.,  bonds and debentures)  which have one year or less remaining to maturity.  Corporate debt  securities  may have fixed,  variable,  or floating rates.  For  additional  discussion on Short-term  Corporate  Debt  Securities  see this  Statement  under "Certain Risk Factors and
Investment Methods."

         Commercial  Paper.  These are short-term  promissory notes issued by corporations  primarily to finance  short-term  credit needs.

         Repurchase  Agreements.  Under the terms of a repurchase  agreement,  the  Portfolio  would  acquire a high  quality  money market  instrument  for a  relatively  short  period  (usually  not more than one week)  subject to an  obligation  of the seller to repurchase,  and the  Portfolio to resell,  the  instrument  at an agreed  price  (including  accrued  interest)  and time,  thereby determining  the yield  during  the  Portfolio's  holding  period.  Repurchase  agreements  may be viewed as loans by the  Portfolio collateralized  by the  underlying  instrument.  This  arrangement  results in a fixed rate of return  that is not subject to market fluctuations  during  the  Portfolio's  holding  period  and not  necessarily  related  to the  rate  of  return  on the  underlying instrument.  The value of the sold securities,  including accrued interest,  will be at least equal at all times to the total amount of the repurchase  obligation,  including interest.  For additional information about repurchase agreements and their risks, see the
Trust's Prospectus under "Certain Risk factors and Investment Methods."

         Small  Capitalization  and Related  Investments.  Certain  companies in which the Portfolio will invest may still be in the developmental  stage.  Investing  in  smaller,  newer  issuers  generally  involves  greater  risk than  investing  in larger,  more established  issuers.  Such  companies  may have limited  product  lines,  markets or financial  resources  and may lack  management depth.  Their  securities  may have  limited  marketability  and may be  subject  to more  abrupt or erratic  price  movements  than securities  of larger,  more  established  companies  or the market  averages in  general.  The  Portfolio  also may invest in older companies that appear to be entering a new stage of growth  progress  owing to factors such as management  changes or development of new  technology,  products or markets,  or companies  providing  products or services  with a high unit volume  growth  rate.  These companies may be subject to many of the same risks as small-cap companies.

         Convertible  Securities,  Warrants,  and Rights.  The Portfolio may invest in securities  convertible  into or exchangeable for  equity  securities,  including  warrants  and  rights.  A warrant  is a type of  security  that  entitles  the  holder to buy a proportionate  amount of common stock at a specified  price,  usually  higher than the market  price at the time of issuance,  for a period of years or to  perpetuity.  In contrast,  rights,  which also  represent  the right to buy common  shares,  normally  have a subscription  price  lower than the  current  market  value of the common  stock and a life of two to four  weeks.  Warrants  may be freely transferable and may be traded on the major securities  exchanges.  For additional  discussion about Convertible  Securities,
Warrants, and Rights and their risks, see this Statement under "Certain Risk Factors and Investment Methods."

         Portfolio  Depositary  Receipts.  To the extent otherwise consistent with applicable law, the Portfolio may invest up to 5%
of its total assets in Portfolio  Depositary  Receipts,  exchange-traded  shares  issued by  investment  companies,  typically  unit investment  trusts,  holding  portfolios of common stocks  designed to replicated and,  therefore,  track the performance of various broadly-based  securities  indexes  or  sectors  of such  indexes.  For  example,  the  Portfolio  may  invest in  Standard & Poor's
Depositary  Receipts(R)(SPDRs),  issued by a unit investment  trust whose portfolio  tracks the S&P 500 Composite Stock Price Index, or Standard & Poor's MidCap 400 Depositary Receipts(R)(MidCap  SPDRs),  which are similarly  linked to the S&P Midcap 400 Index.

         Lending of  Portfolio  Securities.  The  Portfolio  will not lend  securities  to the  Sub-advisor  or its  affiliates.  By lending its  securities,  the  Portfolio  can  increase  its income by  continuing  to receive  interest or  dividends on the loaned securities  as well as by either  investing the cash  collateral  or by earning  income in the form of interest paid by the borrower when U.S.  Government  securities  are used as  collateral.  The  Portfolio  will adhere to the  following  conditions  whenever its securities  are loaned:  (a) the  Portfolio  must receive at least 100 percent cash  collateral or  equivalent  securities  from the borrower,  (b) the borrower must increase  this  collateral  whenever the market value of the loaned  securities  including  accrued interest  exceeds the value of the  collateral,  (c) the  Portfolio  must receive  reasonable  interest on the loan,  as well as any dividends,  interest or other  distributions  on the loaned  securities and any increase in market value,  (d) the Portfolio may pay only reasonable  custodian fees in connection with the loan. For additional  information on the lending of Portfolio  securities and its risks see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Options.  The Portfolio  may purchase put and call options and write (sell) put and covered call options on securities  and securities  indexes to increase gain or to hedge against the risk of unfavorable price movements  although,  as in the past, it does not  currently  intend to rely on these  strategies  extensively,  if at all. The  Portfolio  will purchase or write options only if such options are exchange-traded or traded on an automated quotation system of a national securities association.

         The  Portfolio  will only sell  options  that are  "covered."  A call  option  written by the  Portfolio  on a security  is
"covered" if the  Portfolio  owns the  underlying  security  covered by the call or has an absolute and  immediate  right to acquire that security  without  additional cash  consideration  (or for additional  cash  consideration  held in a segregated  account) upon conversion or exchange of other  securities  held in its portfolio.  A call option is also covered if the Portfolio  holds a call on the same security as the call written where the exercise  price of the call held is (a) equal to or less than the exercise  price of the call written or (b) greater than the exercise  price of the call written if the  difference  is  maintained  by the Portfolio in cash or other liquid assets in a segregated  account.  A put option is considered  to be "covered" if the Portfolio  maintains  cash or other liquid  assets with a value equal to the exercise  price in a segregated  account or else holds a put on the same  security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

         Although the Portfolio will generally not purchase or write options that appear to lack an active secondary  market,  there is no assurance that a liquid  secondary market on an exchange will exist for any particular  option.  In such event it might not be possible to effect closing  transactions in particular  options, so that the Portfolio would have to exercise its option in order to realize any profit and would incur  brokerage  commissions  upon the exercise of the options.  If the  Portfolio,  as a covered call option  writer,  is  unable  to  effect a  closing  purchase  transaction  in a  secondary  market,  it will not be able to sell the underlying  security  until the option  expires,  until it delivers the  underlying  security upon  exercise,  or until it otherwise covers the position.

         In  addition  to options on  securities,  the  Portfolio  may also  purchase  and sell call and put  options on  securities indexes.  The Portfolio  may offset its position in stock index  options prior to expiration by entering into a closing  transaction on an exchange or it may let the option expire  unexercised.  The Portfolio will not purchase  these options unless the  Sub-advisor is satisfied with the development, depth and liquidity of the market and the Sub-advisor believes the options can be closed out.

         The Portfolio will not purchase options if, as a result,  the aggregate cost of all outstanding  options exceeds 10% of the
Portfolio's  total  assets,  although  no more than 5% of the total  assets  will be  committed  to  transactions  entered  into for non-hedging (speculative) purposes.

         Stock  Index  Futures  and  Options on Stock  Index  Futures.  Futures  are  generally  bought and sold on the  commodities exchanges where they are listed.  A stock index future obligates the seller to deliver (and the purchaser to take)
an amount of cash equal to a specific  dollar amount times the  difference  between the value of a specific stock index at the close of the last  trading day of the  contract  and the price at which the  agreement  is made.  No physical  delivery of the  underlying stocks in the index is made.

         While  incidental to its securities  activities,  the Portfolio may purchase index futures as a substitute for a comparable market  position in the underlying  securities.  Securities  index futures might be sold to protect against a general decline in the value of securities of the type that comprise the index.  Put options on futures might be purchased to protect  against  declines in the market values of securities occasioned by a decline in stock prices.

         In an effort to  compensate  for the imperfect  correlation  of movements in the price of the  securities  being hedged and movements in the price of the stock index  futures,  the  Portfolio  may buy or sell stock index  futures  contracts in a greater or lesser dollar amount than the dollar amount of the securities  being hedged if the historical  volatility of the stock index futures has been less or greater than that of the securities.  Such "over hedging" or "under  hedging" may adversely  affect the Portfolio's net investment results if market movements are not as anticipated when the hedge is established.

         The  Portfolio  will sell  options on stock index  futures  contracts  only as part of closing  transactions  to  terminate options positions it has purchased.  No assurance can be given that such closing transactions can be effected.

         The  Portfolio's  use, if any, of stock index futures and options  thereon will in all cases be consistent  with applicable regulatory  requirements  and in  particular  the  rules and  regulations  of the CFTC and will be  entered  into only for bona fide hedging,  risk management or other portfolio  management  purposes.  If the Portfolio  exercises an option on a futures  contract it will be obligated to post initial margin (and potential  subsequent  variation margin) for the resulting futures position just as it would for any  position.  In order to cover its potential  obligations  if the  Portfolio  enters into futures  contracts or options thereon,  the  Portfolio  will  maintain a segregated  account which will contain only liquid assets in an amount equal to the total market value of such futures contracts less the amount of initial margin on deposit for such contracts.

         For additional  information  about futures  contracts and related  options,  see this Statement and the Trust's  Prospectus under "Certain Risk Factors and Investment Methods."

         Borrowing.  The  Portfolio  may  borrow  from  banks for  temporary  or  emergency  purposes.  If asset  coverage  for such borrowings  should  decline  below the required  300% as a result of market  fluctuations  or other  reasons,  the  Portfolio may be required  to sell some of its  portfolio  holdings to reduce the debt and  restore  the 300% asset  coverage,  even though it may be disadvantageous  from an investment  standpoint to sell securities at that time.  Additional  information  about  borrowings and its risks is included in the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Investment  Policies Which May Be Changed Without  Shareholder  Approval.  The following  limitations are applicable to the
AST Alger  All-Cap  Growth  Portfolio.  These  limitations  are not  "fundamental"  restrictions  and may be changed by the Trustees without shareholder approval.  The Portfolio will not:

1.       Purchase  securities on margin,  except (i) for use of short-term  credit necessary for clearance of purchases of portfolio securities and (ii) the Portfolio may take margin deposits in connection with futures contracts or other permissible investments;

2.       Mortgage,  pledge,  hypothecate  or,  in any  manner,  transfer  any  security  owned  by the  Portfolio  as  security  for indebtedness  except as may be  necessary in  connection  with  permissible  borrowings  or  investments  and then such  mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Portfolio's total assets at the time of borrowing or investment;

3.       Invest in oil, gas or mineral leases.

4.       Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

5.       The  Portfolio  may not  invest  more than 15% of the assets of the  Portfolio  (taken at the time of the  investments)  in
"illiquid  securities,"  illiquid  securities being defined to include  securities  subject to legal or contractual  restrictions on resale (which may include private placements),  repurchase  agreements maturing in more than seven days, certain options traded over the counter that the Portfolio has purchased,  securities being used to cover options a Portfolio has written,  securities for which market  quotations  are not readily  available,  or other  securities  which  legally or in the  Sub-advisor's  option may be deemed illiquid.

AST Gabelli All-Cap Value Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth.

Investment Policies:

         Convertible  Securities.  The  Portfolio  may  invest  in  convertible  securities  when  it  appears  to  the  Portfolio's
Sub-advisor  that it may not be  prudent  to be fully  invested  in  common  stocks.  In  evaluating  a  convertible  security,  the
Sub-advisor  places  primary  emphasis on the  attractiveness  of the  underlying  common stock and the potential for capital growth through  conversion.  The Portfolio will normally  purchase only investment grade convertible debt securities having a rating of, or equivalent to, at least "BBB" (which  securities may have speculative  characteristics)  by Standard & Poor's Rating Service ("S&P")
or, if unrated,  judged by the  Sub-advisor  to be of comparable  quality.  However,  the Portfolio may also invest up to 25% of its assets in more speculative  convertible debt securities,  provided such securities have a rating of, or equivalent to, at least B by
S&P.

         Convertible  securities may include  corporate  notes or preferred  stock but are ordinarily a long-term debt obligation of the issuer  convertible at a stated  exchange rate into common stock of the issuer.  As with all debt  securities,  the market value of  convertible  securities  tends to decline as interest  rates  increase and,  conversely,  to increase as interest rates decline.
Convertible  securities  generally  offer lower  interest or dividend  yields than  non-convertible  securities of similar  quality.
However,  when the market price of the common stock  underlying a convertible  security  exceeds the conversion  price, the price of the convertible  security tends to reflect the value of the underlying  common stock.  As the market price of the underlying  common stock declines,  the  convertible  security tends to trade  increasingly  on a yield basis,  and thus may not depreciate to the same extent as the underlying  common stock.  Convertible  securities rank senior to common stocks in an issuer's  capital  structure and consequently  entail less risk than the issuer's  common stock,  although the extent to which such risk is reduced  depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

         In selecting  convertible  securities  for the Portfolio,  the  Sub-advisor  relies  primarily on its own evaluation of the issuer  and the  potential  for  capital  growth  through  conversion.  It does not rely on the rating of the  security  or sell the security  because of a change in rating absent a change in its own evaluation of the underlying  common stock and the ability of the issuer to pay principal and interest or dividends when due without  disrupting its business  goals.  Interest or dividend yield is a factor only to the extent it is reasonably  consistent with prevailing  rates for securities of similar quality and thereby provides a support level for the market price of the security.  The Portfolio will purchase the  convertible  securities of highly  leveraged issuers only when, in the judgment of the Sub-advisor, the risk of default is outweighed by the potential for capital growth.

         The issuers of debt  obligations  having  speculative  characteristics  may experience  difficulty in paying  principal and interest  when due in the event of a downturn in the economy or  unanticipated  corporate  developments.  The market  prices of such securities may become increasingly  volatile in periods of economic uncertainty.  Moreover,  adverse publicity or the perceptions of investors,  over which the  Sub-advisor  has no control and whether or not based on  Fundamental  analysis,  may decrease the market price and  liquidity of such  investments.  Although the  Sub-advisor  will attempt to avoid  exposing the  Portfolio to such risks, there is no  assurance  that it will be  successful  or that a  liquid  secondary  market  will  continue  to be  available  for the disposition of such securities.

         Lower-rated  Debt  Securities.  The  Portfolio may invest up to 5% of its assets in low-rated  and unrated  corporate  debt securities  (often  referred  to as "junk  bonds").  Corporate  debt  securities  that are either  unrated  or have a  predominantly speculative  rating may  present  opportunities  for  significant  long-term  capital  growth if the  ability of the issuer to repay principal  and interest  when due is  underestimated  by the market or the rating  organizations.  Because of its  perceived  credit weakness,  the  issuer is  generally  required  to pay a higher  interest  rate  and/or  its debt  securities  may be  selling  at a significantly  lower market price than the debt  securities of other  issuers.  If the inherent  value of such  securities is higher than was perceived and such value is eventually  recognized,  the market value of the securities may appreciate  significantly.  The
Sub-advisor  believes  that its  research on the credit and  balance  sheet  strength  of certain  issuers may enable it to select a limited  number of corporate  debt  securities  that, in certain  markets,  will better serve the  objective of capital  growth than alternative  investments in common stocks.  Of course,  there can be no assurance that the  Sub-advisor  will be successful.  In its evaluation,  the  Sub-advisor  will not rely  exclusively  on ratings  and the receipt of income  from these  securities  is only an incidental consideration.

         The  ratings  of  Moody's  Investors  Service,  Inc.  ("Moody's")  and  S&P  generally  represent  the  opinions  of  those organizations as to the quality of the securities that they rate. Such ratings,  however,  are relative and subjective,  and are not absolute  standards of quality.  Although the Sub-advisor  uses these ratings as a criterion for the selection of securities for the
Portfolio,  the  Sub-advisor  also relies on its  independent  analysis to evaluate  potential  investments  for the Portfolio.  The
Portfolio  does not intend to  purchase  debt  securities  for which a liquid  trading  market  does not exist,  but there can be no assurance that such a market will exist for the sale of such securities.

         Additional  information  on  lower-rated  debt  securities  and their risks is included in this  Statement  and the Trust's
Prospectus  under "Certain Risk Factors and  Investment  Methods."  Additional  information on corporate bond ratings is included in the Appendix to this Statement.

         Borrowing.  The Portfolio may borrow subject to certain  restrictions  set forth in the Trust's  Prospectus  under "Certain
Risk Factors and Investment  Methods" and in this Statement under "Investment  Restrictions." The Portfolio may mortgage,  pledge or hypothecate up to 20% of its assets to secure  permissible  borrowings.  Money borrowed will be subject to interest costs, which may or may not be recovered by appreciation if securities are purchased with the proceeds of the borrowing.

         Investments  in Warrants and Rights.  The  Portfolio  may invest in warrants  and rights (in addition to those  acquired in units or attached to other  securities),  which entitle the holder to buy equity securities at a specific price for or at the end of a  specific  period of time.  The value of a right or  warrant  may  decline  because  of a decline  in the value of the  underlying security,  the passage of time,  changes in interest rates or in the dividend or other policies of the issuer whose equity underlies the warrant, a change in the perception as to the future price of the underlying security,  or any combination  thereof.  Additional information  about warrants and rights and their risks is included in this Statement and the Trust's  Prospectus under "Certain Risk
Factors and Investment Methods."

         Investment  in Small,  Unseasoned  Companies.  The  Portfolio  may invest in small,  less  well-known  companies  that have operated for less than three years  (including  predecessors).  The securities of such companies may have a limited  trading market, which may  adversely  affect  their  disposition  and can result in their being priced  lower than might  otherwise be the case.  If other  investment  companies  and  investors who invest in such issuers  trade the same  securities  when the Portfolio  attempts to dispose of its holdings, the Portfolio may receive lower prices than might otherwise be obtained.

         Corporate  Reorganizations.  In general,  securities of companies engaged in reorganization  transactions sell at a premium to their historic market price immediately prior to the announcement of the tender offer or reorganization  proposal.  However,  the increased  market price of such  securities  may also  discount what the stated or appraised  value of the security  would be if the contemplated  transaction  were approved or  consummated.  Such  investments  may be  advantageous  when the discount  significantly overstates the risk of the  contingencies  involved,  significantly  undervalues  the  securities,  assets or cash to be received by shareholders of the issuer as a result of the  contemplated  transaction,  or fails adequately to recognize the possibility that the offer or proposal may be replaced or  superseded by an offer or proposal of greater  value.  The  evaluation  of such  contingencies requires  unusually  broad  knowledge and experience on the part of the  Sub-advisor,  which must appraise not only the value of the issuer and its component  businesses and the assets or securities to be received as a result of the  contemplated  transaction,  but also the financial  resources and business  motivation of the offeror as well as the dynamic of the business  climate when the offer or proposal is in progress.

         In making such  investments,  the  Portfolio  will be subject to its  diversification  and other  investment  restrictions, including  the  requirement  that,  except with respect to 25% of its assets,  not more than 5% of its assets may be invested in the securities of any issuer (see this Statement under  "Investment  Restrictions").  Because such investments are ordinarily short term in nature,  they will tend to increase  the  Portfolio's  portfolio  turnover  rate,  thereby  increasing  its  brokerage  and other transaction  expenses.  The  Sub-advisor  intends to select  investments of the type described  that, in its view, have a reasonable prospect of capital  growth that is  significant  in relation to both the risk  involved and the  potential  of available  alternate investments.

         When-Issued,  Delayed-Delivery  and Forward Commitment  Transactions.  The Portfolio may enter into forward commitments for the purchase or sale of securities,  including on a "when issued" or "delayed  delivery"  basis,  in excess of customary  settlement periods for the type of  securities  involved.  In some cases,  the  obligations  of the parties under a forward  commitment  may be conditioned upon the occurrence of a subsequent  event, such as approval and consummation of a merger,  corporate  reorganization or debt  restructuring  (i.e., a when, as and if issued  security).  When such  transactions are negotiated,  the price is fixed at the time of the commitment,  with payment and delivery  generally  taking place a month or more after the date of the commitment.  While the Portfolio will only enter into a forward  commitment  with the intention of actually  acquiring the security,  the Portfolio may sell the security  before the  settlement  date if it is deemed  advisable.  The Portfolio will segregate with its custodian cash or liquid  securities  in an  aggregate  amount  at least  equal to the  amount  of its  outstanding  forward  commitments.  Additional information  regarding  when-issued,  delayed-delivery  and  forward  commitment  transactions  and their  risks is included in this
Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Other  Investment  Companies.  The Portfolio may invest up to 10% of its total assets in the securities of other investment companies,  including  small  business  investment  companies.  (Not more than 5% of its total  assets  may be  invested  in any one investment  company,  nor will the  Portfolio  purchase  more than 3% of the  securities  of any other  investment  company.) To the extent that the Portfolio invests in the securities of other investment  companies,  shareholders in the Portfolio may be subject to duplicative management and administrative fees.

         Short Sales.  The  Portfolio  may,  from time to time,  make short sales of  securities it owns or has the right to acquire through  conversion or exchange of other  securities it owns (short sales  "against the box").  In a short sale,  the Portfolio does not  immediately  deliver the  securities  sold or receive the proceeds  from the sale.  The Portfolio may make a short sale against the box in order to hedge against  market risks when it believes  that the price of a security may decline,  affecting the Portfolio directly if it owns that security or causing a decline in the value of a security owned by the Portfolio  that is  convertible  into the security sold short.

         To secure its obligations to deliver the securities sold short,  the Portfolio will segregate  assets with its custodian in an amount at least equal to the value of the securities  sold short or the securities  convertible  into, or  exchangeable  for, the securities.  The Portfolio may close out a short  position by purchasing  and  delivering an equal amount of securities  sold short, rather than by delivering  securities already held by the Portfolio,  because the Portfolio may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

         Options.  The Portfolio  may purchase or sell listed call or put options on  securities as a means of achieving  additional return or of hedging the value of the Portfolio's  portfolio.  In addition to changes in the price of an underlying security,  other principal factors affecting the market value of a put or a call option include supply and demand,  interest rates,  price volatility of the underlying security and the time remaining until the expiration date.

         The  Portfolio  will only write  calls  options if they are  covered.  A call option is covered if the  Portfolio  owns the underlying  security  covered by the call or has an absolute and immediate  right to acquire that security  without  additional cash consideration  (or for  additional  cash  consideration  if cash or  other  liquid  assets  with a value  equal  to such  additional consideration  are  segregated  with the  Portfolio's  custodian)  upon  conversion  or  exchange  of other  securities  held in its portfolio.  A call  option  is also  covered  if the  Portfolio  holds a call on the same  security  as the call  written  where the exercise  price of the call  held is (1)  equal to or less than the  exercise  price of the call  written  or (2)  greater  than the exercise  price of the call written if cash or other liquid assets equal to the difference  are  segregated  with the custodian.  If the Portfolio  writes a put option,  the Portfolio  will  segregate cash or other assets with a value equal to the exercise price of the  option,  or will hold a put on the same  security as the put written  where the  exercise  price of the put held is equal to or greater than the exercise price of the put written.

         If the Portfolio  has written an option,  it may terminate  its  obligation  by effecting a closing  purchase  transaction.
However,  once the  Portfolio  has been  assigned an exercise  notice,  the  Portfolio  will be unable to effect a closing  purchase transaction.  Similarly,  if the  Portfolio  is the holder of an option it may  liquidate  its  position by effecting a closing sale transaction.  This is  accomplished  by selling an option of the same  series as the option  previously  purchased.  There can be no assurance  that either a closing  purchase or sale  transaction  can be effected when the Portfolio so desires.  The Portfolio  will realize a profit from a closing  sale  transaction  if the price of the  transaction  is more than the premium  paid to purchase the option;  the Portfolio will realize a loss from a closing sale  transaction if the price of the transaction is less than the premium paid to purchase the option.

         The  Portfolio  will  generally  purchase or write only those  options for which  there  appears to be an active  secondary market.  If,  however,  there is no liquid  secondary  market when the  Sub-advisor  wishes to close out an option the Portfolio has purchased,  it might not be possible to effect a closing sale transaction,  so that the Portfolio would have to exercise its options in order to realize any profit and would incur  brokerage  commissions  upon the  exercise of call  options and upon the  subsequent disposition  of  underlying  securities  for the exercise of put options.  If the  Portfolio,  as a covered call option  writer,  is unable to effect a closing purchase  transaction in a secondary  market,  it will not be able to sell the underlying  security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.

         In  addition  to options on  securities,  the  Portfolio  may also  purchase  and sell call and put  options on  securities indices.  The Portfolio  may offset its position in stock index  options prior to expiration by entering into a closing  transaction on an exchange  or it may let the option it has  purchased  expire  unexercised.  The  Portfolio  may write put and call  options on stock indices for the purposes of increasing its gross income,  thereby  partially  protecting its portfolio against declines in the value of the  securities  it owns or increases in the value of securities  to be acquired.  In addition,  the Portfolio may purchase put and call  options  on stock  indices  in order to hedge its  investments  against a decline in value or to attempt to reduce the risk of missing a market or industry segment  advance.  While one purpose of writing such options is to generate  additional  income for the Portfolio,  the Portfolio  recognizes  that it may be required to deliver an amount of cash in excess of the market value of a stock  index at such time as an option  written by the  Portfolio  is  exercised  by the  holder.  Because  options on  securities indices  require  settlement  in  cash,  the  Sub-advisor  may be  forced  to  liquidate  portfolio  securities  to meet  settlement obligations.  The Portfolio will not purchase  options on indexes unless the  Sub-advisor is satisfied with the  development,  depth and liquidity of the market and believes that the options can be closed out.

         Although the  Sub-advisor  will attempt to take  appropriate  measures to minimize  the risks  relating to the  Portfolio's writing of put and call  options,  there can be no  assurance  that the  Portfolio  will  succeed in any  option-writing  program it undertakes.

         Additional  information  about options on securities and  securities  indices and their risks is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Futures  Contracts  and  Options on Futures.  The  Portfolio  may enter into  futures  contracts  that are traded on a U.S.
exchange or board of trade.  Although the Portfolio has no current  intention of using options on futures  contracts,  the Portfolio may at some  future  date enter into such  options.  Investments  in  futures  contracts  and  related  options  will be made by the
Portfolio  solely for the purpose of hedging against changes in the value of its portfolio  securities or in the value of securities it  intends  to  purchase.  Such  investments  will only be made if they are  economically  appropriate  to the  reduction  of risks involved in the management of the Portfolio.  In this regard,  the Portfolio may enter into futures  contracts or options on futures relating to securities indices or other financial  instruments,  including but not limited to U.S.  Government  securities.  Futures exchanges  and trading in the United  States are  regulated  under the  Commodity  Exchange  Act by the  Commodity  Futures  Trading
Commission.

         Initial  margin  payments  required in connection  with futures  contracts will range from  approximately  1% to 10% of the contract  amount.  Initial  margin  amounts are subject to change by the exchange or board of trade on which the contract is traded, and  brokers  or  members  of such  board of trade may charge  higher  amounts.  At any time  prior to the  expiration  of a futures contract,  the  portfolio  may elect to close the  position by taking an opposite  position,  which will  operate to  terminate  the
Portfolio's  existing position in the contract.  At expiration,  certain futures contracts,  including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts.

         The  potential  loss  related to the  purchase of an option on a futures  contract  is limited to the premium  paid for the option (plus  transaction  costs).  There are no daily cash payments by the purchaser of an option on a futures  contract to reflect changes in the value of the  underlying  contract;  however,  the value of the option  does change  daily and that  change  would be reflected in the net asset value of the Portfolio.

         The Sub-advisor  may use such  instruments for the Portfolio  depending upon market  conditions  prevailing at the time and the  perceived  investment  needs of the  Portfolio.  In the event the  Portfolio  enters into futures  contracts or writes  related options,  an  amount  of cash or other  liquid  assets  equal  to the  market  value of the  contract  will be  segregated  with the
Portfolio's custodian to collateralize the positions, thereby insuring that the use of the contract is unleveraged.

         The  Sub-advisor  may have  difficulty  selling or buying  futures  contracts  and options  when it chooses.  In  addition, hedging practices may not be available, may be too costly to be used effectively, or may be unable to be used for other reasons.

         Additional  information  about  futures  contracts,  options on  futures  contracts  and their  risks is  included  in this
Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Investment  Opportunities  and Related  Limitations.  Affiliates of the  Sub-advisor  may, in the ordinary  course of their business,  acquire for their own account or for the accounts of their  advisory  clients,  significant  (and  possibly  controlling)
positions in the  securities of companies  that may also be suitable for  investment by the  Portfolio.  The securities in which the
Portfolio  might invest may thereby be limited to some extent.  For instance,  many companies in the past several years have adopted so-called "poison pill" or other defensive  measures  designed to discourage or prevent the completion of non-negotiated  offers for control of the company.  Such defensive  measures may have the effect of limiting the shares of the company that might  otherwise be acquired by the Portfolio if the affiliates of the  Sub-advisor or their  advisory  accounts have or acquire a significant  position in the same  securities.  However,  the  Sub-advisor  does not believe that the investment  activities of its affiliates will have a material adverse effect upon the Portfolio in seeking to achieve its investment  objectives.  In addition,  orders for the Portfolio generally are accorded  priority of execution over orders  entered on behalf of accounts in which the  Sub-advisor or its affiliates have a substantial  pecuniary  interest.  The Portfolio may invest in the  securities of companies  that are  investment  management clients of the  Sub-advisor's  affiliates.  In  addition,  portfolio  companies  or their  officers  or  directors  may be  minority shareholders of the Sub-advisor or its affiliates.

         Investment  Policies Which May be Changed Without  Shareholder  Approval.  The following  limitations are applicable to the
AST Gabelli All-Cap Value  Portfolio.  These  limitations are not Fundamental  restrictions  and can be changed without  shareholder approval.  The Portfolio may not:

         1.       Purchase  securities on margin,  but it may obtain such short-term  credits from banks as may be necessary for the clearance of purchase and sales of securities;

         2.       Mortgage,  pledge or hypothecate any of its assets except that, in connection  with  permissible  borrowings,  not more than 20% of the assets of the Portfolio (not including amounts borrowed) may be used as collateral;

         3.       Invest in the securities of other  investment  companies  except in compliance with the Investment  Company Act of
1940;

         4.       Invest,  in the  aggregate,  more than 15% of the  value of its  total  assets  in  securities  for  which  market quotations  are not readily  available,  securities  that are restricted  for public sale, or in repurchase  agreements  maturing or terminable in more than seven days;

         5.       Sell securities short,  except that the Portfolio may make short sales if it owns the securities sold short or has the right to acquire such securities through conversion or exchange of other securities it owns; or

        6.       Invest in companies for the purpose of exercising control.

AST T. Rowe Price Natural Resources Portfolio:

Investment  Objective:  The  investment  objective  of the  Portfolio  is to seek  long-term  growth of capital  through  investment primarily  in common  stocks of  companies  which own,  develop,  refine,  service or transport  natural  resources  and other basic commodities.  Current  income is not a factor in the  selection  of stocks  for  investment  by the  Portfolio.  Total  return  will consist primarily of capital appreciation (or depreciation).

Investment  Policies:  The Portfolio  will normally have primarily all of its assets in equity  securities  (e.g.,  common  stocks).
This  portion of the  Portfolio's  assets will be subject to all of the risks of  investing  in the stock  market.  Up to 50% of the
Portfolio's  assets may be invested in foreign  securities.  The portion of the Portfolio's  assets  invested in foreign  securities will be subject to the  additional  risks of  international  investing.  Please see the  discussion  under "Certain Risk Factors and
Investment  Methods" for more information about the risk factors of foreign  investing.  There is risk in all investment.  The value of the portfolio  securities of the Portfolio will fluctuate  based upon market  conditions.  Although the Portfolio seeks to reduce risk by investing in a diversified  portfolio,  such  diversification  does not eliminate all risk. The  fixed-income  securities in which the Portfolio may invest include, but are not limited to, those described below.

         U.S.  Government  Obligations.  Bills,  notes,  bonds and other  debt  securities  issued by the U.S.  Treasury.  These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

         U.S.  Government Agency Securities.  Issued or guaranteed by U.S.  Government  sponsored  enterprises and federal agencies.
These include securities issued by the Federal National Mortgage  Association,  Government  National Mortgage  Association,  Federal
Home Loan Bank,  Federal Land Banks,  Farmers Home  Administration,  Banks for  Cooperatives,  Federal  Intermediate  Credit  Banks,
Federal  Financing  Bank, Farm Credit Banks,  the Small Business  Association,  and the Tennessee  Valley  Authority.  Some of these securities  are supported by the full faith and credit of the U.S.  Treasury;  and the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

         Bank Obligations.  Certificates of deposit,  bankers' acceptances,  and other short-term debt obligations.  Certificates of deposit are  short-term  obligations  of commercial  banks.  A bankers'  acceptance is a time draft drawn on a commercial  bank by a borrower,  usually in connection  with  international  commercial  transactions.  Certificates of deposit may have fixed or variable rates.  The  Portfolio may invest in U.S.  banks,  foreign  branches of U.S.  banks,  U.S.  branches of foreign  banks,  and foreign branches of foreign banks.

         Short-Term  Corporate Debt Securities.  Outstanding  nonconvertible  corporate debt securities (e.g., bonds and debentures)
which have one year or less remaining to maturity.  Corporate notes may have fixed, variable, or floating rates.

         Commercial  Paper.  Short-term  promissory  notes issued by  corporations  primarily to finance  short-term  credit  needs.
Certain notes may have floating or variable rates.

         Foreign  Government  Securities.  Issued  or  guaranteed  by a foreign  government,  province,  instrumentality,  political subdivision or similar unit thereof.

         Savings and Loan  Obligations.  Negotiable  certificates of deposit and other  short-term  debt  obligations of savings and loan associations.

         Supranational  Entities.  The Portfolio may also invest in the securities of certain  supranational  entities,  such as the
International Development Bank.

         Debt  Obligations.  Although  primarily  all of the  Portfolio's  assets are invested in common  stocks,  the Portfolio may invest in  convertible  securities,  corporate  and  government  debt  securities  and  preferred  stocks which hold the prospect of contributing  to the  achievement  of the  Portfolio's  objective.  See this  Statement  under  "Certain Risk Factors and Investment
Methods," for a discussion of debt obligations.

         The Portfolio's  investment  program permits it to purchase below investment grade  securities.  Since investors  generally perceive that there are greater risks  associated  with  investment in lower  quality  securities,  the yields from such  securities normally exceed those obtainable from higher quality securities.  However,  the principal value of lower-rated  securities generally will fluctuate more widely than higher quality  securities.  Lower quality  investments  entail a higher risk of default -- that is, the  nonpayment  of interest and  principal  by the issuer than higher  quality  investments.  Such  securities  are also subject to special risks,  discussed below.  Although the Portfolio seeks to reduce risk by portfolio  diversification,  credit  analysis,  and attention to trends in the economy,  industries  and financial  markets,  such efforts will not  eliminate  all risk.  There can, of course, be no assurance that the Portfolio will achieve its investment objective.

         After  purchase by the  Portfolio,  a debt  security  may cease to be rated or its rating may be reduced  below the minimum required  for  purchase  by the  Portfolio.  Neither  event  will  require  a sale  of  such  security  by the  Portfolio.  However,
Sub-advisor  will consider such event in its  determination  of whether the Portfolio  should continue to hold the security.  To the extent that the ratings  given by Moody's or S&P may change as a result of changes in such  organizations  or their rating  systems, the Portfolio  will attempt to use  comparable  ratings as standards for  investments  in accordance  with the  investment  policies contained in the prospectus.

         Risks of Low-Rated Debt  Securities.  The Portfolio may invest in low quality bonds  commonly  referred to as "junk bonds."
Junk bonds are  regarded as  predominantly  speculative  with  respect to the  issuer's  continuing  ability to meet  principal  and interest  payments.  Because  investment in low and lower-medium  quality bonds involves greater  investment risk, to the extent the
Portfolio  invests in such bonds,  achievement of its investment  objective will be more dependent on Sub-advisor's  credit analysis than would be the case if the Portfolio was investing in higher  quality  bonds.  For a discussion of the special risks  involved in low-rated bonds, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Mortgage-Backed  Securities.  Mortgage-backed  securities  are  securities  representing  interest in a pool of  mortgages.
After  purchase by the  Portfolio,  a security  may cease to be rated or its rating may be reduced  below the minimum  required  for purchase by the  Portfolio.  Neither event will require a sale of such security by the  Portfolio.  However,  the  Sub-advisor  will consider such event in its  determination  of whether the  Portfolio  should  continue to hold the security.  To the extent that the ratings  given by Moody's or S&P may change as a result of changes in such  organizations  or their rating  systems,  the  Portfolio will attempt to use comparable  ratings as standards for  investments in accordance  with the investment  policies  continued in the
Trust's Prospectus.  For a discussion of mortgage-backed  securities and certain risks involved therein,  see this Statement and the
Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Collateralized  Mortgage  Obligations  (CMOs).  CMOs are obligations  fully  collateralized  by a portfolio of mortgages or mortgage-related  securities.  Payments of principal and interest on the mortgages are passed  through to the holders of the CMOs on the same schedule as they are received,  although  certain  classes of CMOs have priority over others with respect to the receipt of prepayments  on the  mortgages.  Therefore,  depending  on the type of CMOs in which a  Portfolio  invests,  the  investment  may be subject to a greater or lesser risk of prepayment  than other types of  mortgage-related  securities.  For an additional  discussion of CMOs and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Asset-Backed  Securities.  The  Portfolio  may  invest a portion of its assets in debt  obligations  known as  asset-backed securities.  The credit quality of most  asset-backed  securities  depends  primarily on the credit quality of the assets underlying such  securities,  how well the entity  issuing  the  security is  insulated  from the credit  risk of the  originator  or any other affiliated  entities and the amount and quality of any credit support provided to the securities.  The rate of principal  payment on asset-backed  securities  generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors.  As a result,  the yield on any  asset-backed  security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity.

                  Automobile  Receivable  Securities.  The  Portfolio  may  invest in  asset-backed  securities  which are backed by receivables from motor vehicle  installment sales contracts or installment loans secured by motor vehicles  ("Automobile  Receivable
Securities").

                  Credit Card  Receivable  Securities.  The Portfolio may invest in  asset-backed  securities  backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities").

                  Other  Assets.  The  Sub-advisor  anticipates  that  asset-backed  securities  backed by assets  other  than those described  above will be issued in the future.  The  Portfolio  may invest in such  securities  in the future if such  investment is otherwise  consistent with its investment objective and policies.  For a discussion of these securities,  see this Statement and the
Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Stripped Agency Mortgage-Backed  Securities.  Stripped Agency  Mortgage-Backed  securities represent interests in a pool of mortgages,  the cash flow of which has been separated into its interest and principal  components.  "IOs" (interest only securities)
receive the interest  portion of the cash flow while "POs"  (principal  only  securities)  receive the principal  portion.  Stripped
Agency  Mortgage-Backed  Securities may be issued by U.S. Government Agencies or by private issuers similar to those described above with respect to CMOs and  privately-issued  mortgage-backed  certificates.  As interest  rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other  mortgage-backed  securities  described  herein,  like other debt  instruments,  will tend to move in the opposite  direction  compared to interest  rates.  Under the  Internal  Revenue Code of
1986, as amended (the "Code"),  POs may generate  taxable  income from the current  accrual of original  issue  discount,  without a corresponding distribution of cash to the Portfolio.

         The cash flows and  yields on IO and PO classes  are  extremely  sensitive  to the rate of  principal  payments  (including prepayments)  on the related  underlying  mortgage  assets.  For  example,  a rapid or slow rate of  principal  payments  may have a material  adverse  effect on the prices of IOs or POs,  respectively.  If the underlying  mortgage  assets  experience  greater than anticipated  prepayments  of  principal,  an investor may fail to recoup fully its initial  investment  in an IO class of a stripped mortgage-backed  security,  even if the IO class  is  rated  AAA or Aaa or is  derived  from a full  faith  and  credit  obligation.
Conversely,  if the underlying mortgage assets experience slower than anticipated prepayments of principal,  the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security.

         The Portfolio will treat IOs and POs, other than  government-issued IOs or POs backed by fixed rate mortgages,  as illiquid securities and, accordingly,  limit its investments in such securities,  together with all other illiquid securities,  to 15% of the
Portfolio's net assets.  Sub-advisor will determine the liquidity of these investments based on the following  guidelines:  the type of issuer; type of collateral,  including age and prepayment characteristics;  rate of interest on coupon relative to current market rates and the effect of the rate on the potential for  prepayments;  complexity  of the issue's  structure,  including the number of tranches;  size  of  the  issue  and  the  number  of  dealers  who  make  a  market  in the IO or  PO.  The  Portfolio  will  treat non-government-issued  IOs and POs not backed by fixed or adjustable  rate  mortgages as illiquid  unless and until the SEC modifies its position.

         Writing  Covered Call  Options.  The  Portfolio  may write (sell)  American or European  style  "covered"  call options and purchase options to close out options  previously  written by a Portfolio.  In writing covered call options,  the Portfolio  expects to generate  additional  premium  income  which should  serve to enhance the  Portfolio's  total return and reduce the effect of any price decline of the security or currency  involved in the option.  Covered call options will  generally be written on securities or currencies  which,  in  Sub-advisor is opinion,  are not expected to have any major price  increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Portfolio.

         The Portfolio  generally  will write only covered call options.  This means that the Portfolio will either own the security or currency  subject to the option or an option to purchase  the same  underlying  security or  currency,  having an exercise  price equal to or less than the exercise  price of the "covered"  option.  From time to time,  the Portfolio will write a call option that is not covered but where the  Portfolio  will  establish  and maintain  with its  custodian  for the term of the option,  an account consisting  of cash,  U.S.  government  securities or other liquid  high-grade  debt  obligations  or other  suitable  collateral as permitted by the SEC having a value equal to the fluctuating  market value of the optioned  securities or currencies.  While such an option would be "covered"  with  sufficient  collateral  to satisfy SEC  prohibitions  on issuing  senior  securities,  this type of strategy would expose the Portfolio to the risks of writing uncovered options.

         Portfolio  securities  or  currencies  on which  call  options  may be  written  will be  purchased  solely on the basis of investment  considerations  consistent  with the  Portfolio's  investment  objective.  The  writing  of  covered  call  options is a conservative  investment  technique  believed to involve  relatively  little risk (in  contrast to the writing of naked or uncovered options,  which the Portfolio  will not do), but capable of enhancing  the  Portfolio's  total  return.  When writing a covered call option,  a  Portfolio,  in return for the  premium,  gives up the  opportunity  for profit from a price  increase in the  underlying security or  currency  above the  exercise  price,  but  conversely  retains  the risk of loss  should the price of the  security or currency  decline.  Unlike one who owns  securities or currencies  not subject to an option,  the Portfolio has no control over when it may be required to sell the underlying  securities or currencies,  since it may be assigned an exercise  notice at any time prior to the  expiration of its  obligation as a writer.  If a call option which the Portfolio  has written  expires,  the Portfolio  will realize a gain in the amount of the premium;  however,  such gain may be offset by a decline in the market  value of the  underlying security or currency  during the option  period.  If the call option is exercised,  the  Portfolio  will realize a gain or loss from the sale of the  underlying  security or currency.  The Portfolio  does not consider a security or currency  covered by a call to be
"pledged" as that term is used in the  Portfolio's  policy which limits the pledging or mortgaging  of its assets.  If the Portfolio writes  uncovered  options as described  above it will bear the risk of having to purchase  the security  subject to the option at a price higher than the exercise  price of the option.  As the price of a security could  appreciate  substantially,  the  Portfolio's loss could be significant.

         Call  options  written  by the  Portfolio  will  normally  have  expiration  dates of less than nine  months  from the date written.  The  exercise  price of the  options  may be  below,  equal  to,  or above the  current  market  values of the  underlying securities  or  currencies  at the time the options  are  written.  From time to time,  the  Portfolio  may  purchase an  underlying security or currency for delivery in accordance  with an exercise  notice of a call option  assigned to it,  rather than  delivering such security or currency from its portfolio.  In such cases, additional costs may be incurred.

         The premium  received is the market value of an option.  The premium the Portfolio  will receive from writing a call option will  reflect,  among other  things,  the current  market price of the  underlying  security or currency,  the  relationship  of the exercise price to such market price, the historical price volatility of the underlying  security or currency,  and the length of the option  period.  Once the decision to write a call option has been made,  Sub-advisor,  in  determining  whether a  particular  call option should be written on a particular  security or currency,  will consider the reasonableness of the anticipated premium and the likelihood that a liquid  secondary  market will exist for those options.  The premium received by the Portfolio for writing covered call  options  will be recorded as a liability of the  Portfolio.  This  liability  will be adjusted  daily to the option's  current market  value,  which will be the latest sale price at the time at which the net asset value per share of the  Portfolio is computed
(close of the New York Stock  Exchange),  or, in the absence of such sale,  the latest  asked price.  The option will be  terminated upon  expiration  of the option,  the  purchase  of an  identical  option in a closing  transaction,  or delivery of the  underlying security or currency upon the exercise of the option.

         The Portfolio will realize a profit or loss from a closing  purchase  transaction if the cost of the transaction is less or more than the  premium  received  from the  writing of the  option.  Because  increases  in the market  price of a call  option will generally  reflect increases in the market price of the underlying  security or currency,  any loss resulting from the repurchase of a call  option is likely to be offset in whole or in part by  appreciation  of the  underlying  security  or  currency  owned by the
Portfolio.

         The  Portfolio  will not  write a covered  call  option  if,  as a result,  the  aggregate  market  value of all  portfolio securities  or  currencies  covering  call or put  options  exceeds  25% of the  market  value of the  Portfolio's  net  assets.  In calculating  the 25% limit,  the Portfolio will offset,  against the value of assets  covering  written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.

         Writing  Covered Put Options.  The Portfolio may write American or European style covered put options and purchase  options to close out options previously written by the Portfolio.

         The  Portfolio  would  write put  options  only on a covered  basis,  which means that the  Portfolio  would  maintain in a segregated  account cash, U.S.  government  securities or other liquid  high-grade  debt  obligations in an amount not less than the exercise  price or the  Portfolio  will own an option to sell the  underlying  security or currency  subject to the option having an exercise  price  equal to or  greater  than the  exercise  price of the  "covered"  option  at all  times  while  the put  option is outstanding.  (The rules of a clearing  corporation  currently  require that such assets be deposited in escrow to secure payment of the exercise  price.) The Portfolio  would  generally write covered put options in  circumstances  where the  Sub-advisor  wishes to purchase the  underlying  security or currency for the  Portfolio at a price lower than the current  market price of the security or currency.  In such event the Portfolio would write a put option at an exercise price which,  reduced by the premium  received on the option,  reflects the lower price it is willing to pay.  Since the  Portfolio  would also  receive  interest on debt  securities  or currencies  maintained to cover the exercise  price of the option,  this  technique  could be used to enhance  current return during periods  of market  uncertainty.  The risk in such a  transaction  would be that the  market  price of the  underlying  security  or currency would decline below the exercise  price less the premiums  received.  Such a decline could be  substantial  and result in a significant  loss to the  Portfolio.  In addition,  the  Portfolio,  because it does not own the specific  securities  or currencies which it may be required  to  purchase in exercise of the put,  cannot  benefit  from  appreciation,  if any,  with  respect to such specific securities or currencies.

         The Portfolio will not write a covered put option if, as a result,  the aggregate market value of all portfolio  securities or currencies  covering put or call options exceeds 25% of the market value of the  Portfolio's  net assets.  In calculating the 25%
limit,  the Portfolio  will offset,  against the value of assets  covering  written puts and calls,  the value of purchased puts and calls on identical securities or currencies with identical maturity dates.

         Purchasing  Put  Options.  The  Portfolio  may  purchase  American or European  style put  options.  As the holder of a put option,  the  Portfolio  has the right to sell the  underlying  security or currency  at the  exercise  price at any time during the option period  (American  style) or at the  expiration  of the option  (European  style).  The Portfolio may enter into closing sale transactions  with respect to such  options,  exercise  them or permit them to expire.  The  Portfolio  may purchase put options for defensive  purposes in order to protect against an anticipated  decline in the value of its securities or currencies.  An example of such use of put options is provided in this Statement under "Certain Risk Factors and Investment Methods."

         The premium paid by the Portfolio when  purchasing a put option will be recorded as an asset of the  Portfolio.  This asset will be  adjusted  daily to the  option's  current  market  value,  which will be the latest sale price at the time at which the net asset value per share of the Portfolio is computed (close of New York Stock  Exchange),  or, in the absence of such sale, the latest bid price.  This asset will be  terminated  upon  expiration  of the  option,  the selling  (writing)  of an  identical  option in a closing  transaction, or the delivery of the underlying security or currency upon the exercise of the option.

         Purchasing  Call  Options.  The  Portfolio may purchase  American or European  style call options.  As the holder of a call option,  the Portfolio has the right to purchase the  underlying  security or currency at the exercise  price at any time during the option period  (American  style) or at the  expiration  of the option  (European  style).  The Portfolio may enter into closing sale transactions  with respect to such  options,  exercise  them or permit them to expire.  The  Portfolio may purchase call options for the purpose of increasing  its current  return or avoiding tax  consequences  which could reduce its current  return.  The Portfolio may also purchase call options in order to acquire the underlying  securities or  currencies.  Examples of such uses of call options are provided in this Statement under "Certain Risk Factors and Investment Methods."

         The  Portfolio  may also  purchase  call  options  on  underlying  securities  or  currencies  it owns in order to  protect unrealized  gains on call  options  previously  written  by it. A call  option  would  be  purchased  for  this  purpose  where  tax considerations  make it  inadvisable  to  realize  such gains  through a closing  purchase  transaction.  Call  options  may also be purchased at times to avoid realizing losses.

         The Portfolio will not commit more than 5% of its total assets to premiums when purchasing call or put options.

         Dealer  (Over-the-Counter)  Options. The Portfolio may engage in transactions  involving dealer options.  Certain risks are specific to dealer options.  While the Portfolio would look to a clearing  corporation to exercise  exchange-traded  options, if the
Portfolio were to purchase a dealer  option,  it would rely on the dealer from whom it purchased the option to perform if the option were  exercised.  Failure by the dealer to do so would  result in the loss of the premium  paid by the  Portfolio as well as loss of the expected  benefit of the  transaction.  For a discussion of dealer  options,  see this Statement under "Certain Risk Factors and
Investment Methods."

         Futures Contracts.

                  Transactions in Futures.  The Portfolio may enter into futures  contracts,  including  stock index,  interest rate and currency futures  ("futures" or "futures  contracts").  The Portfolio may also enter into futures on commodities  related to the types of companies  in which it invests,  such as oil and gold  futures.  Otherwise  the nature of such  futures and the  regulatory limitations and risks to which they are subject are the same as those described below.

         Stock index futures  contracts may be used to attempt to hedge a portion of the Portfolio,  as a cash  management  tool, or as an efficient way for the  Sub-advisor  to implement  either an increase or decrease in portfolio  market  exposure in response to changing  market  conditions.  The Portfolio may purchase or sell futures  contracts with respect to any stock index.  Nevertheless, to hedge the  Portfolio  successfully,  the  Portfolio  must sell  futures  contacts  with  respect to indices or  subindices  whose movements will have a significant correlation with movements in the prices of the Portfolio's securities.

         Interest  rate or currency  futures  contracts  may be used to attempt to hedge  against  changes in  prevailing  levels of interest rates or currency  exchange rates in order to establish  more  definitely the effective  return on securities or currencies held or intended to be acquired by the  Portfolio.  In this regard,  the Portfolio  could sell interest rate or currency  futures as an offset  against the effect of expected  increases in interest  rates or currency  exchange  rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

         The  Portfolio  will enter into  futures  contracts  which are traded on national  or foreign  futures  exchanges,  and are standardized  as to maturity  date and  underlying  financial  instrument.  Futures  exchanges  and trading in the United States are regulated under the Commodity  Exchange Act by the CFTC.  Although  techniques other than the sale and purchase of futures contracts could  be used  for the  above-referenced  purposes,  futures  contracts  offer  an  effective  and  relatively  low  cost  means of implementing the Portfolio's objectives in these areas.

                  Regulatory  Limitations.  The Portfolio  will engage in futures  contracts and options  thereon only for bona fide hedging, yield enhancement, and risk management purposes, in each case in accordance with rules and regulations of the CFTC.

         The Portfolio may not purchase or sell futures contracts or related options if, with respect to positions which do not qualify as bona fide hedging under  applicable  CFTC rules,  the sum of the amounts of initial margin  deposits and premiums paid on those  positions  would  exceed 5% of the net asset  value of the  Portfolio  after  taking  into  account  unrealized  profits  and unrealized losses on any such contracts it has entered into; provided,  however,  that in the case of an option that is in-the-money at the time of purchase,  the  in-the-money  amount may be excluded in calculating  the 5%  limitation.  For purposes of this policy options on futures  contracts and foreign currency options traded on a commodities  exchange will be considered  "related  options."
This policy may be modified by the Board of Trustees of the Trust  without a shareholder  vote and does not limit the  percentage of the Portfolio's assets at risk to 5%.

         In instances  involving the purchase of futures  contracts or the writing of call or put options  thereon by the Portfolio, an amount of cash,  U.S.  government  securities  or other liquid,  high-grade  debt  obligations,  equal to the market value of the futures  contracts  and options  thereon  (less any related  margin  deposits),  will be  identified  by the  Portfolio to cover the position,  or  alternative  cover  (such as owning an  offsetting  position)  will be  employed.  Assets used as cover or held in an identified  account cannot be sold while the position in the  corresponding  option or future is open, unless they are replaced with similar  assets.  As a result,  the  commitment  of a large portion of a Portfolio's  assets to cover or identified  accounts  could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

         Options on Futures  Contracts.  The  Portfolio  may  purchase and sell options on the same types of futures in which it may invest.  As an  alternative  to writing or  purchasing  call and put  options on stock index  futures,  the  Portfolio  may write or purchase  call and put  options  on  financial  indices.  Such  options  would be used in a manner  similar to the use of options on futures  contracts.  From time to time,  a single order to purchase or sell futures  contracts  (or options  thereon) may be made on behalf of the  Portfolio  and other  mutual  funds or  portfolios  of mutual  funds  managed  by the  Sub-advisor  or T. Rowe  Price
International, Inc.  Such aggregated orders would be allocated among such portfolios in a fair and non-discriminatory manner.

         See this  Statement and Trust's  Prospectus  under  "Certain  Risk Factors and  Investment  Methods" for a  description  of certain risks in options and future contracts.

         Additional  Futures and Options  Contracts.  Although  the  Portfolio  has no current  intention  of engaging in futures or options  transactions  other than those  described  above,  it reserves the right to do so. Such futures and options  trading  might involve risks which differ from those involved in the futures and options described above.

         Foreign  Futures and Options.  The Portfolio is permitted to invest in foreign  futures and options.  For a description  of foreign  futures and options and certain risks  involved  therein as well as certain risks involved in foreign  investing,  see this
Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign  Securities.  The Portfolio may invest in U.S.  dollar-denominated  and non-U.S.  dollar-denominated  securities of foreign  issuers.  There are special risks in foreign  investing.  Certain of these risks are inherent in any  international  mutual fund while  others  relate more to the  countries in which the  Portfolio  will invest.  Many of the risks are more  pronounced  for investments in developing or emerging  countries,  such as many of the countries of Southeast  Asia,  Latin America,  Eastern Europe
and the Middle  East.  For an  additional  discussion  of certain  risks  involved  in  investing  in foreign  securities,  see this
Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Currency  Transactions.  A forward foreign currency  exchange contract involves an obligation to purchase or sell a specific  currency  at a future  date,  which may be any  fixed  number of days  from the date of the  contract  agreed  upon by the parties,  at a price set at the time of the contract.  These  contracts are  principally  traded in the interbank  market  conducted directly  between  currency  traders (usually large,  commercial  banks) and their  customers.  A forward contract  generally has no deposit requirement, and no commissions are charged at any stage for trades.

         The Portfolio may enter into forward  contracts for a variety of purposes in connection  with the management of the foreign securities  portion of its portfolio.  The Portfolio's  use of such contracts  would include,  but not be limited to, the following.
First, when the Portfolio enters into a contract for the purchase or sale of a security  denominated in a foreign  currency,  it may desire to "lock in" the U.S. dollar price of the security.  Second,  when the Sub-advisor  believes that one currency may experience a substantial  movement against another  currency,  including the U.S.  dollar,  it may enter into a forward contract to sell or buy the amount of the former foreign  currency,  approximating  the value of some or all of the  Portfolio's  securities  denominated in such foreign  currency.  Alternatively,  where  appropriate,  the Portfolio may hedge all or part of its foreign  currency  exposure through the use of a basket of  currencies or a proxy  currency  where such  currency or  currencies  act as an effective  proxy for other  currencies.  In such a case, the Portfolio may enter into a forward  contract where the amount of the foreign  currency to be sold  exceeds the value of the  securities  denominated  in such  currency.  The use of this basket  hedging  technique  may be more efficient  and  economical  than  entering into separate  forward  contracts  for each currency held in the  Portfolio.  The precise matching of the forward  contract  amounts and the value of the securities  involved will not generally be possible since the future value of such  securities in foreign  currencies will change as a consequence of market  movements in the value of those  securities between the date the  forward  contract is entered  into and the date it matures.  The  projection  of  short-term  currency  market movement is extremely  difficult,  and the successful  execution of a short-term hedging strategy is highly uncertain.  Under normal circumstances,  consideration of the prospect for currency parities will be incorporated  into the longer term investment  decisions made  with  regard  to  overall  diversification  strategies.  However,  Sub-advisor  believes  that it is  important  to  have  the flexibility to enter into such forward contracts when it determines that the best interests of the Portfolio will be served.

         The Portfolio may enter into forward contracts for any other purpose consistent with the Portfolio's  investment  objective and policies.  However, the Portfolio will not enter into a forward contract,  or maintain exposure to any such contract(s),  if the amount of foreign  currency  required to be delivered  thereunder would exceed the Portfolio's  holdings of liquid,  high-grade debt securities  and  currency  available  for cover of the  forward  contract(s).  In  determining  the amount to be  delivered  under a contract, the Portfolio may net offsetting positions.

         At the maturity of a forward  contract,  the  Portfolio  may sell the  portfolio  security and make delivery of the foreign currency,  or it may retain the  security  and either  extend the  maturity of the forward  contract  (by  "rolling"  that  contract forward) or may initiate a new forward contract.

         If the Portfolio retains the portfolio security and engages in an offsetting  transaction,  the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract  prices.  If the Portfolio  engages in an offsetting  transaction,  it may  subsequently  enter into a new forward  contract to sell the foreign  currency.  Should forward prices decline during the period between the  Portfolio's  entering into a forward  contract for the sale of a foreign  currency and the date it enters into an offsetting  contract for the purchase of the foreign  currency,  the Portfolio will realize a gain to the extent  the price of the  currency  it has agreed to sell  exceeds  the price of the  currency  it has  agreed to  purchase.  Should forward  prices  increase,  the  Portfolio  will suffer a loss to the extent of the price of the  currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         The  Portfolio's  dealing in forward  foreign  currency  exchange  contracts will generally be limited to the  transactions described  above.  However,  the  Portfolio  reserves the right to enter into  forward  foreign  currency  contracts  for  different purposes and under different  circumstances.  Of course,  the Portfolio is not required to enter into forward  contracts with regard to its foreign  currency-denominated  securities and will not do so unless deemed appropriate by the Sub-advisor.  It also should be realized  that this  method  of  hedging  against  a decline  in the value of a  currency  does not  eliminate  fluctuations  in the underlying  prices of the  securities.  It simply  establishes  a rate of exchange at a future  date.  Additionally,  although  such contracts  tend to minimize the risk of loss due to a decline in the value of the hedged  currency,  at the same time,  they tend to limit any potential gain which might result from an increase in the value of that currency.

         Although  the  Portfolio  values its assets daily in terms of U.S.  dollars,  it does not intend to convert its holdings of foreign  currencies  into U.S.  dollars on a daily  basis.  It will do so from time to time,  and  investors  should be aware of the costs of  currency  conversion.  Although  foreign  exchange  dealers do not charge a fee for  conversion,  they do realize a profit based on the difference (the "spread")  between the prices at which they are buying and selling various  currencies.  Thus, a dealer may offer to sell a foreign  currency to the Portfolio at one rate,  while  offering a lesser rate of exchange  should the Portfolio desire to resell that currency to the dealer.  For a discussion of certain risk factors involved in foreign  currency  transactions, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Federal Tax Treatment of Options,  Futures Contracts and Forward Foreign Exchange Contracts.  Options,  futures and forward foreign  exchange  contracts,  including  options and futures on  currencies,  which  offset a foreign  dollar  denominated  bond or currency  position may be  considered  straddles for tax purposes in which case a loss on any position in a straddle will be subject to  deferral to the extent of  unrealized  gain in an  offsetting  position.  The holding  period of the  securities  or  currencies comprising  the  straddle  will be deemed  not to begin  until the  straddle  is  terminated.  The  holding  period of the  security offsetting an "in-the-money  qualified  covered call" option on an equity security will not include the period of time the option is outstanding.

         Losses on written covered calls and purchased puts on securities,  excluding  certain  "qualified  covered call" options on equity  securities,  may be long-term  capital loss, if the security  covering the option was held for more than twelve months prior to the writing of the option.

         In order for the Portfolio to continue to qualify for federal income tax treatment as a regulated  investment  company,  at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends,  interest,  income derived from loans of  securities,  and gains from the sale of  securities  or  currencies.  Tax  regulations  could be issued  limiting the extent that net gain realized from option,  futures or foreign  forward  exchange  contracts on currencies is qualifying  income for purposes of the 90% requirement.

         As a result of the "Taxpayer Relief Act of 1997," entering into certain option,  futures  contracts,  or forward  contracts may result in the  "constructive sale" of offsetting stocks or debt securities of the Portfolio.

         Hybrid  Instruments.  Hybrid  Instruments  have been  developed and combine the elements of futures  contracts,  options or other financial  instruments  with those of debt,  preferred equity or a depositary  instrument  (hereinafter  "Hybrid  Instruments.
Hybrid  Instruments  may take a variety of forms,  including,  but not limited  to,  debt  instruments  with  interest or  principal payments or redemption  terms  determined by reference to the value of a currency or commodity or securities index at a future point in time,  preferred  stock with dividend rates  determined by reference to the value of a currency,  or convertible  securities with the  conversion  terms  related to a  particular  commodity.  For a  discussion  of certain  risks  involved in  investing in hybrid instruments see this statement under "Certain Risk Factors and Investment Methods."

         Reverse  Repurchase  Agreements.  Although the Portfolio has no current intention,  in the foreseeable  future, of engaging in  reverse  repurchase  agreements,  the  Portfolio  reserves  the  right to do so.  Reverse  repurchase  agreements  are  ordinary repurchase  agreements  in which a Portfolio is the seller of,  rather than the investor in,  securities,  and agrees to  repurchase them at an  agreed  upon time and  price.  Use of a reverse  repurchase  agreement  may be  preferable  to a regular  sale and later repurchase of the securities  because it avoids certain market risks and transaction  costs. A reverse  repurchase  agreement may be viewed as a type of borrowing by the Portfolio.

         Warrants.  The Portfolio may acquire  warrants.  For a discussion of certain risks  involved  therein,  see this  Statement under "Certain Risk Factor and Investment Methods."

         Lending  of  Portfolio  Securities.  Securities  loans  are made to  broker-dealers  or  institutional  investors  or other persons,  pursuant to agreements  requiring that the loans be continuously  secured by collateral at least equal at all times to the value of the securities  lent,  marked to market on a daily basis. The collateral  received will consist of cash or U.S.  government securities.  While the  securities  are being  lent,  the  Portfolio  will  continue to receive the  equivalent  of the  interest or dividends  paid by the  issuer  on the  securities,  as well as  interest  on the  investment  of the  collateral  or a fee from the borrower.  The Portfolio has a right to call each loan and obtain the  securities on three  business  days' notice or, in connection with securities  trading on foreign  markets,  within such longer period of time which coincides with the normal  settlement  period for  purchases and sales of such  securities  in such foreign  markets.  The  Portfolio  will not have the right to vote  securities while  they are being  lent,  but it will  call a loan in  anticipation  of any  important  vote.  The  risks in  lending  portfolio securities,  as with other  extensions of secured  credit,  consist of possible delay in receiving  additional  collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

         Other  Lending/Borrowing.  Subject to approval by the SEC and certain  state  regulatory  agencies,  the Portfolio may make loans to, or borrow funds from,  other mutual funds  sponsored or advised by the  Sub-advisor or T. Rowe Price  International,  Inc.
The Portfolio has no current intention of engaging in these practices at this time.

         When-Issued  Securities and Forward  Commitment  Contracts.  The Portfolio may purchase  securities on a  "when-issued"  or delayed  delivery basis and may purchase  securities on a forward  commitment  basis.  Any or all of the Portfolio's  investments in debt  securities may be in the form of  when-issueds  and forwards.  The price of such  securities,  which may be expressed in yield terms,  is fixed at the time the  commitment  to purchase is made,  but delivery  and payment take place at a later date.  Normally, the  settlement  date occurs within 90 days of the purchase for  when-issueds,  but may be  substantially  longer for forwards.  The
Portfolio  will cover its  commitments  with  respect to these  securities  by  maintaining  cash  and/or  liquid,  high-grade  debt securities  with its custodian  bank equal in value to these  commitments  during the time between the purchase and the  settlement.
Such  segregated  securities  either will mature or, if necessary,  be sold on or before the  settlement  date.  For a discussion of these securities and the risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

         Investment  Policies Which May Be Changed Without  Shareholder  Approval.  The following  limitations are applicable to the
AST T. Rowe Price Natural  Resources  Portfolio.  These  limitations are not  "fundamental"  restrictions  and can be changed by the
Trustees without shareholder approval.  The Portfolio will not:

         1.       The  Portfolio  will not change its policy to invest at least 80% of the value of its assets in the  securities of natural resource companies unless it provides 60 days prior written notice to its shareholders.

         2.       Purchase additional securities when money borrowed exceeds 5% of its total assets;

         3.       Invest in companies for the purpose of exercising management or control;

         4.       Purchase a futures  contract or an option  thereon if, with  respect to positions in futures or options on futures which do not  represent  bona fide  hedging,  the  aggregate  initial  margin and  premiums on such  options  would exceed 5% of the
Portfolio's net asset value;

         5.       Purchase  illiquid  securities  if,  as a  result,  more  than 15% of its net  assets  would be  invested  in such securities.  Securities eligible for resale under Rule 144A of the Securities Act of 1933 may be subject to this 15% limitation;

         6.       Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

         6.       Purchase  securities on margin,  except (i) for use of short-term  credit  necessary for clearance of purchases of portfolio  securities  and (ii) the Portfolio may make margin  deposits in connection  with futures  contracts or other  permissible investments;

         7.       Mortgage,  pledge,  hypothecate  or, in any manner,  transfer any security  owned by the Portfolio as security for indebtedness  except as may be  necessary in  connection  with  permissible  borrowings  or  investments  and then such  mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Portfolio's total assets at the time of borrowing or investment;

         8.       Invest in puts,  calls,  straddles,  spreads,  or any combination  thereof,  except to the extent permitted by the
Trust's Prospectus and this Statement;

         9.       Effect short sales of securities; or

         10.      Invest in warrants if, as a result  thereof,  more than 10% of the value of the net assets of the Portfolio  would be invested in warrants,  except that this  restriction  does not apply to warrants  acquired as a result of the purchase of another security.  For purposes of these percentage limitations, the warrants will be valued at the lower of cost or market.

AST Alliance Growth Portfolio:

Investment  Objective:  The Portfolio's  investment  objective is to seek long-term growth of capital by investing  predominantly in the equity  securities  (common  stocks,  securities  convertible  into common  stocks and rights and warrants to  subscribe  for or purchase common stocks) of a limited number of large,  carefully selected,  high-quality U.S. companies that, in the judgment of the
Portfolio's Sub-advisor, are likely to achieve superior earnings growth.

Investment Policies:

         The  Sub-advisor's  research staff generally  follows a primary research  universe of approximately  500 companies that are considered by the Sub-advisor to have strong management,  superior industry  positions,  excellent balance sheets and the ability to demonstrate  superior  earnings  growth.  As one of the largest  multi-national  investment  firms,  the  Sub-advisor  has access to considerable  information  concerning all of the companies followed, an in-depth  understanding of the products,  services,  markets and competition of these companies and a good knowledge of the managements of most of the companies in its research universe.

         The  Sub-advisor's  analysts  prepare their own earnings  estimates and financial models for each company  followed.  While each analyst has responsibility for following  companies in one or more identified sectors and/or industries,  the lateral structure of the Sub-advisor's  research  organization and constant  communication  among the analysts result in decision-making  based on the relative  attractiveness  of stocks among industry  sectors.  The focus during this process is on the early recognition of change on the premise that value is created through the dynamics of changing company,  industry and economic  fundamentals.  Research emphasis is placed on the identification of companies whose substantially  above average  prospective  earnings growth is not fully reflected in current market valuations.

         The Sub-advisor  continually  reviews its primary research  universe of  approximately  500 companies to maintain a list of favored  securities,  the "Alliance 100,"  considered by the Sub-advisor to have the most clearly  superior  earnings  potential and valuation  attraction.  The  Sub-advisor's  concentration  on a limited  universe  of  companies  allows it to devote its  extensive resources to constant  intensive  research of these  companies.  Companies are constantly added to and deleted from the Alliance 100 as their  fundamentals and valuations  change.  The  Sub-advisor's  Large Cap Growth Group, in turn,  further  refines,  on a weekly basis, the selection  process for the Portfolio with each portfolio  manager in the Group selecting 25 such companies that appear to the manager most  attractive at current  prices.  These  individual  ratings are then  aggregated  and ranked to produce a composite list of the 25 most highly  regarded  stocks,  the "Favored 25."  Approximately  70% of the  Portfolio's  net assets will usually be invested in the Favored 25 with the balance of the Portfolio's  investment portfolio  consisting  principally of other stocks in the
Alliance 100.  Portfolio  emphasis upon particular  industries or sectors is a by-product of the stock selection process rather than the result of assigned targets or ranges.

         The Sub-advisor  expects the average weighted market  capitalization  of companies  represented in the Portfolio (i.e., the number of a company's  shares  outstanding  multiplied  by the price per share) to normally be in the range of or exceed the average weighted market  capitalization  of companies  comprising the Standard & Poor's 500 Composite Stock Price Index, a widely recognized unmanaged  index of market  activity  based upon the  aggregate  performance  of a selected  portfolio  of publicly  traded  stocks, including  monthly  adjustments to reflect the  reinvestment  of dividends and  distributions.  Investments  will be made upon their potential for capital appreciation.

         Convertible  Securities.  The Portfolio may invest in convertible  securities,  which are  convertible at a stated exchange
rate  into  common  stock.  Prior  to  their  conversion,   convertible   securities  have  the  same  general   characteristics  as
non-convertible  debt  securities,  as they  provide a stable  stream of income with  generally  higher  yields than those of equity securities  of the same or similar  issuers.  As with all debt  securities,  the market  value of  convertible  securities  tends to decline as interest rates increase and, conversely,  to increase as interest rates decline.  Convertible  securities generally offer lower interest or dividend yields than  non-convertible  debt securities of similar quality.  However,  when the market price of the common stock underlying a convertible security increases,  the price of the convertible security  increasingly reflects the value of the  underlying  common  stock  and may rise  accordingly.  As the  market  price  of the  underlying  common  stock  declines,  the convertible  security  tends  to  trade  increasingly  on a yield  basis,  and thus may not  depreciate  to the same  extent  as the underlying  common  stock.  Convertible  securities  rank  senior  to common  stocks  on an  issuer's  capital  structure.  They are consequently  of higher  quality and entail less risk than the  issuer's  common  stock,  although  the extent to which such risk is reduced  depends  in large  measure  upon the  degree to which the  convertible  security  sells  above its value as a fixed  income security.  The Portfolio may invest up to 20% of its net assets in the  convertible  securities of companies whose common stocks are eligible for purchase by the Portfolio under the investment  policies  described above.  Additional  information  about  convertible securities is included in the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Rights and  Warrants.  The  Portfolio  may invest up to 5% of its net assets in rights or warrants,  but will do so only if the equity  securities  themselves are deemed  appropriate by the  Sub-advisor  for inclusion in the Portfolio.  Rights and warrants may be more  speculative  than certain other types of investments in that they do not entitle a holder to dividends or voting rights with  respect to the  securities  which may be  purchased  nor do they  represent  any rights in the assets of the issuing  company.
Also,  the  value of a right or  warrant  does not  necessarily  change  with the  value of the  underlying  securities.  Additional information about warrants is included in the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign  Securities.  The Portfolio may invest up to 15% of the value of its total assets in securities of foreign  issuers whose common stocks are eligible for purchase by the Portfolio under the investment  policies  described  above. For purposes of the
Portfolio,  a non-U.S.  company is a company  that (i) is  organized  outside the United  States,  (ii) has its  principal  place of business outside the United States,  and (iii) issues securities that are traded  principally in foreign  countries.  Companies that do not fall within this  definition  are deemed to be U.S.  companies.  Additional  information  about foreign  securities and their risks is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

Options and Futures:

         While the Portfolio does not anticipate  utilizing them on a regular basis,  the Portfolio may from time to time may engage in options and futures  transactions as described below.  Additional  information about option,  futures and their risks is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Options on Securities.  The Portfolio may write  exchange-traded  call options on common stocks,  and may purchase and sell exchange-traded  call and put options on common stocks written by others or combinations  thereof.  The Portfolio will not write put options.

         Generally,  the opportunity for profit from the writing of options is higher, and consequently the risks are greater,  when the stocks  involved are lower priced or volatile,  or both.  While an option that has been written is in force,  the maximum profit that may be derived from the optioned  stock is the premium less  brokerage  commissions  and fees.  The Portfolio  will not write a call unless the  Portfolio at all times  during the option  period owns either (a) the  optioned  securities  or has an absolute and immediate right to acquire that security  without  additional cash  consideration  (or for additional cash  consideration  held in a segregated  account by its custodian) upon conversion or exchange of other  securities held in its portfolio or (b) a call option on the same security and in the same  principal  amount as the call written  where the exercise  price of the call held (i) is equal to or less  than the  exercise  price of the call  written  or (ii) is  greater  than the  exercise  price of the call  written  if the difference is maintained by the Portfolio in liquid assets in a segregated account with its Custodian.

         Premiums  received by the Portfolio in connection with writing call options will vary widely.  Commissions,  stock transfer taxes and other  expenses of the  Portfolio  must be deducted  from such  premium  receipts.  Calls  written by the  Portfolio  will ordinarily be sold either on a national securities  exchange or through put and call dealers,  most, if not all, of whom are members of a national  securities  exchange  on which  options are traded,  and will be  endorsed  or  guaranteed  by a member of a national securities  exchange  or  qualified  broker-dealer,  which  may be  Sanford  C.  Bernstein  &  Company,  LLC,  an  affiliate  of the
Sub-advisor.  The endorsing or  guaranteeing  firm requires  that the option writer (in this case the  Portfolio)  maintain a margin account containing either corresponding stock or other equity as required by the endorsing or guaranteeing firm.

         The  Portfolio  will not sell a call option  written by it if, as a result of the sale,  the  aggregate of the  Portfolio's portfolio  securities  subject  to  outstanding  call  options  (valued  at the lower of the  option  price or market  value of such securities) would exceed 15% of the Portfolio's total assets.

         The  Portfolio  may purchase or write  options on  securities  of the types in which it is permitted to invest in privately negotiated (i.e.,  over-the-counter)  transactions.  The Sub-advisor has adopted procedures for monitoring the  creditworthiness  of financial institutions with which over-the-counter options transactions are effected.

         In buying a call,  the Portfolio  would be in a position to realize a gain if, during the option  period,  the price of the shares  increased by an amount in excess of the premium paid and  commissions  payable on exercise.  It would  realize a loss if the price of the security  declined or remained  the same or did not  increase  during the period by more than the amount of the premium and  commissions  payable on exercise.  In buying a put, the Portfolio  would realize a loss if the price of the security  increased or remained  the same or did not  decrease  during that  period by more than the amount of the  premium and  commissions  payable on exercise.  In addition, the Portfolio could realize a gain or loss on such options by selling them.

         The aggregate cost of all outstanding  options purchased and held by the Portfolio,  including options on market indices as described below, will at no time exceed 10% of the Portfolio's total assets.

         Options on Market  Indices.  The Portfolio may purchase and sell  exchange-traded  index  options.  Through the purchase of listed  index  options,  the  portfolio  could  achieve  many of the same  objectives  as through  the use of options on  individual securities.  Price  movements in the  Portfolio's  securities  probably will not correlate  perfectly with movements in the level of the index and,  therefore,  the Portfolio would bear a risk of loss on index options purchased by it if favorable price movements of the hedged  portfolio  securities do not equal or exceed losses on the options or if adverse price movements of the hedged portfolio securities are greater than gains realized from the options.

         Stock Index  Futures.  The Portfolio may purchase and sell stock index futures  contracts.  A stock index futures  contract is a bilateral  agreement  pursuant to which two parties  agree to take or make  delivery of an amount of liquid  assets  equal to a specified  dollar  amount  multiplied  by the  difference  between the stock index value at the close of the last trading day of the contract and the price at which the futures  contract is originally  struck.  No physical  delivery of the underlying  stocks in the index is made.  The Portfolio will not purchase or sell options on stock index futures contracts.

         The Portfolio may not purchase or sell a stock index future if, immediately  thereafter,  more than 30% of its total assets would be hedged by stock index  futures.  The  Portfolio may not purchase or sell a stock index future if,  immediately  thereafter, the sum of the amount of margin deposits on the Portfolio's  existing  futures  positions would exceed 5% of the market value of the
Portfolio's total assets.

         Currently,  stock index  futures  contracts  can be purchased or sold with respect to the Standard & Poor's 500 Stock Index on the Chicago  Mercantile  Exchange,  the New York Stock Exchange  Composite  Index on the New York Futures  Exchange and the Value
Line Stock Index on the Kansas City Board of Trade.  The Sub-advisor  does not believe that  differences in composition of the three indices will create any  differences  in the price  movements of the stock index  futures  contracts in relation to the movements in such indices.  However,  such  differences in the indices may result in  differences  in  correlation of the futures  contracts with movements in the value of the  securities  being hedged.  The  Portfolio  reserves the right to purchase or sell stock index futures contracts that may be created in the future.

         The nature of initial  margin in futures  transactions  is different from that of margin in security  transactions  in that futures  contract  margin does not involve the  borrowing of funds to finance  transactions.  Rather,  the initial  margin is in the nature of a  performance  bond or good faith  deposit on the contract  which is returned to the Portfolio  upon  termination  of the futures contract, assuming all contractual obligations have been satisfied.

         There are several risks in connection  with the use of stock index futures by the Portfolio as a hedging  device.  One risk arises  because of the imperfect  correlation  between  movements in the price of the stock index futures and movements in the price of the  securities  which are the  subject of the hedge.  The price of the stock  index  futures may move more than or less than the price of the  securities  being hedged.  If the price of the stock index futures moves less than the price of the  securities  which are the subject of the hedge,  the hedge will not be fully  effective but, if the price of the securities  being hedged has moved in an  unfavorable  direction,  the  Portfolio  would be in a better  position  than if it had not  hedged at all.  If the price of the securities  being  hedged has moved in a favorable  direction,  this  advantage  will be  partially  offset by the loss on the index future.  If the price of the future moves more than the price of the stock,  the Portfolio will experience  either a loss or gain on the future which will not be completely  offset by movements in the price of the securities  which are the subject of the hedge.  To compensate  for the imperfect  correlation  of movements in the price of  securities  being hedged and movements in the price of the stock index futures,  the Portfolio may buy or sell stock index futures  contracts in a greater dollar amount than the dollar amount of securities  being hedged if the volatility  over a particular  time period of the prices of such securities has been greater than the volatility over such time period for the index, or if otherwise  deemed to be appropriate by the  Sub-advisor.  Conversely,  the
Portfolio may buy or sell fewer stock index futures  contracts if the volatility  over a particular time period of the prices of the securities  being  hedged is less than the  volatility  over such time  period  of the stock  index,  or if  otherwise  deemed to be appropriate by the Sub-advisor.

         Where  futures are  purchased to hedge  against a possible  increase in the price of stock before the  Portfolio is able to invest its cash (or cash  equivalents)  in stocks (or  options) in an orderly  fashion,  it is possible  that the market may decline instead.  If the  Sub-advisor  then  concludes  not to invest in stock or  options at that time  because  of concern as to  possible further  market  decline or for other  reasons,  the Portfolio  will realize a loss on the futures  contract that is not offset by a reduction in the price of securities purchased.

         The Portfolio's  Sub-advisor  intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with due consideration to liquidity.

         Portfolio Turnover.  The Portfolio's  investment  policies as described above are based on the Sub-advisor's  assessment of fundamentals in the context of changing market  valuations.  Therefore,  they may under some conditions  involve frequent  purchases and sales of shares of a particular  issuer as well as the  replacement  of  securities.  The  Sub-advisor  expects that more of its portfolio  turnover will be attributable  to increases and decreases in the size of particular  portfolio  positions  rather than to the complete  elimination of a particular  issuer's securities from the Portfolio.  For more information on portfolio turnover,  see this Statement and the Trust's Prospectus under "Portfolio Turnover."

         Investment  Policies Which May Be Changed Without  Shareholder  Approval.  The following  limitations are applicable to the
AST Alliance  Growth  Portfolio.  These  limitations  are not  "fundamental"  restrictions  and may be changed  without  shareholder approval.  The Portfolio will not:

         1.       Invest in companies for the purpose of exercising control;

         2.       Purchase the securities of any other investment  company or investment  trust,  except in compliance with the 1940
Act;

         3.       Invest in interests in oil, gas or other mineral exploration or development programs,  except that it may purchase and sell securities of companies that deal in oil, gas or other mineral exploration or development programs;

         4.       Make short sales of securities  or purchase  securities  on margin  except for such  short-term  credits as may be necessary for the clearance of transactions;

         5.       Purchase  illiquid  securities if immediately  after such  investment  more than 15% of the Portfolio's net assets
(taken at market value) would be so invested;

Whenever any investment  restriction  states a maximum percentage of the Portfolio's assets which may be invested in any security or other asset, it is intended that such percentage be determined  immediately after and as a result of the Portfolio's  acquisition of such  securities  or other  assets.  Accordingly,  any later  increase or decrease in  percentage  beyond the  specified  limitation resulting from changes in values or net assets will not be considered a violation of any such maximum.

AST MFS Growth Portfolio:

Investment  Objective:  The  investment  objective  of the  Portfolio is to seek to provide  long-term  growth of capital and future income rather than current income.

Investment Policies:

         Variable and Floating Rate  Obligations.  The Portfolio  may invest in floating or variable  rate  securities.  Investments in variable or floating rate securities  normally will involve  industrial  development or revenue bonds which provide that the rate of interest is set as a specific  percentage of a designated  base rate,  such as rates on Treasury Bonds or Bills or the prime rate at a major  commercial  bank, and that a bondholder can demand payment of the obligations on behalf of the Portfolio on short notice at par plus accrued  interest,  which amount may be more or less than the amount of the  bondholder  paid for them.  The maturity of floating or variable  rate  obligations  (including  participation  interests  therein) is deemed to be the longer of (i) the notice period  required  before the Portfolio is entitled to receive  payment of the  obligation  upon demand or (ii) the period  remaining until the  obligation's  next  interest  rate  adjustment.  If not  redeemed  by the  Portfolio  through  the  demand  feature,  the obligations mature on a specified date, which may range up to thirty years from the date of issuance.

         Equity  Securities.  The Portfolio may invest in all types of equity  securities,  including the following:  common stocks, preferred  stocks and  preference  stocks;  securities  such as bonds,  warrants or rights that are  convertible  into  stocks;  and
depositary  receipts  for  those  securities.   These  securities  may  be  listed  on  securities  exchanges,   traded  in  various
over-the-counter markets or have no organized market.

         Foreign  Securities.  The  Portfolio  may invest in  dollar-denominated  and  non-dollar  denominated  foreign  securities.
Investing in securities of foreign  issuers  generally  involves  risks not  ordinarily  associated  with investing in securities of domestic  issuers.  For a discussion of the risks  involved in foreign  securities,  see this  Statement and the Trust's  Prospectus under "Certain Risk Factors and Investment Methods."

         Depositary  Receipts.  The  Portfolio may invest in American  Depositary  Receipts  ("ADRs"),  Global  Depositary  Receipts
("GDRs") and other types of  depositary  receipts.  ADRs are  certificates  by a U.S.  depository  (usually a bank) and  represent a specified  quantity of shares of an  underlying  non-U.S.  stock on deposit  with a  custodian  bank as  collateral.  GDRs and other types of  depositary  receipts  are  typically  issued by foreign  banks or trust  companies  and evidence  ownership of  underlying securities  issued  by  either a  foreign  or a U.S.  company.  For the  purposes  of the  Portfolio's  policy  to  invest a certain percentage  of its assets in foreign  securities,  the  investments  of the  Portfolio in ADRs,  GDRs and other types of  depositary receipts are deemed to be investments in the underlying securities.

         ADRs may be sponsored or unsponsored.  A sponsored ADR is issued by a depositary which has an exclusive  relationship  with the issuer of the underlying  security.  An  unsponsored  ADR may be issued by any number of U.S.  depositories.  Under the terms of most sponsored  arrangements,  depositories  agree to distribute  notices of shareholder  meetings and voting  instructions,  and to provide  shareholder  communications  and other  information  to the ADR  holders  at the  request  of the  issuer of the  deposited securities.  The  depositary  of an  unsponsored  ADR,  on the  other  hand,  is  under  no  obligation  to  distribute  shareholder communications  received from the issuer of the deposited  securities or to pass through  voting rights to ADR holders in respect of the deposited  securities.  The Portfolio may invest in either type of ADR.  Although the U.S.  investor holds a substitute  receipt of ownership  rather than direct stock  certificates,  the use of the  depositary  receipts in the United Sates can reduce costs and delays as well as potential  currency exchange and other  difficulties.  The Portfolio may purchase  securities in local markets and direct  delivery of these  shares to the local  depositary  of an ADR agent bank in the  foreign  country.  Simultaneously,  the ADR agents create a certificate  which settles at the  Portfolio's  custodian in five days. The Portfolio may also execute trades on the
U.S.  markets  using  existing  ADRs.  A foreign  issuer of the  security  underlying  an ADR is  generally  not subject to the same reporting  requirements in the United States as a domestic issuer.  Accordingly,  information  available to a U.S.  investor will be limited to the  information  the foreign  issuer is  required  to  disclose  in its  country and the market  value of an ADR may not reflect undisclosed  material  information  concerning the issuer of the underlying  security.  ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency.

         Emerging  Markets.  The Portfolio may invest in securities of government,  government-related,  supranational and corporate issuers located in emerging markets.  Such investments entail significant risks as described below.

         Company  Debt.  Governments  of many  emerging  market  countries  have  exercised  and  continue to  exercise  substantial influence  over many  aspects of the private  sector  through the  ownership  or control of many  companies,  including  some of the largest  in any given  country.  As a  result,  government  actions  in the  future  could  have a  significant  effect on  economic conditions in emerging markets,  which in turn, may adversely affect companies in the private sector,  general market conditions and
prices  and  yields  of  certain  of  the  securities  in  the  Portfolio's   portfolio.   Expropriation,   confiscatory   taxation,
nationalization,  political,  economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Portfolio's assets should these conditions recur.

         Foreign  currencies.  Some emerging market countries may have managed  currencies,  which are not free floating against the
U.S.  dollar.  In  addition,  there is risk that certain  emerging  market  countries  may  restrict  the free  conversion  of their currencies  into other  currencies.  Further,  certain  emerging market  currencies may not be  internationally  traded.  Certain of these currencies have  experienced a steep  devaluation  relative to the U.S. dollar.  Any devaluations in the currencies in which a
Portfolio's portfolio securities are denominated may have a detrimental impact on the Portfolio's net asset value.

         Inflation.  Many emerging  markets have  experienced  substantial,  and in some periods  extremely high, rates of inflation for many years.  Inflation  and rapid  fluctuations  in inflation  rates have had and may  continue to have  adverse  effects on the economies  and  securities  markets of certain  emerging  market  countries.  In an  attempt  to control  inflation,  wage and price controls  have been imposed in certain  countries.  Of these  countries,  some,  in recent  years,  have begun to control  inflation through prudent economic policies.

         Liquidity;  Trading Volume;  Regulatory  Oversight.  The securities  markets of emerging market countries are substantially smaller,  less  developed,  less liquid and more volatile than the major  securities  markets in the U.S.  Disclosure and regulatory standards  are in many  respects  less  stringent  than U.S.  standards.  Furthermore  , there is a lower  level of  monitoring  and regulation of the markets and the activities of investors in such markets.

         The limited size of many  emerging  market  securities  markets and limited  trading  volume in the  securities of emerging market issuers  compared to volume of trading in the  securities of U.S.  issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and  competitiveness of the securities  issuers.  For example,  limited market size may cause prices to be unduly  influenced by traders who control large positions.  Adverse  publicity and investors'  perceptions,  whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

         The risk also exists that an emergency  situation may arise in one or more emerging  markets,  as a result of which trading of  securities  may cease or may be  substantially  curtailed and prices for the  Portfolio's  securities in such markets may not be readily  available.  The  Portfolio  may suspend  redemption  of its shares for any period  during  which an  emergency  exists,  as determined by the SEC. If market  prices are not readily  available,  the  Portfolio's  securities  in the affected  markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

         Withholding.  Income from  securities  held by the Portfolio  could be reduced by a withholding  tax on the source or other taxes imposed by the emerging  market  countries in which the Portfolio makes its  investments.  The Portfolio's net asset value may also be affected by changes in the rates or methods of taxation  applicable  to the  Portfolio or to entities in which the Portfolio has invested.  The  Sub-advisor  will consider the cost of any taxes in determining  whether to acquire any particular  investments, but can provide no assurance that the taxes will not be subject to change.

         Forward  Contracts.  The  Portfolio may enter into  contracts  for the purchase or sale of a specific  currency at a future date at a price at the time the  contract  is entered  into (a  "Forward  Contract"),  for hedging  purposes  (e.g.,  to protect its current or intended investments from fluctuations in currency exchange rates) as well as for non-hedging purposes.

         The Portfolio does not presently intend to hold Forward  Contracts  entered into until maturity,  at which time it would be required to deliver or accept  delivery of the underlying  currency,  but will seek in most instances to close out positions in such
Contracts by entering into offsetting  transactions,  which will serve to fix the Portfolio's profit or loss based upon the value of the Contracts at the time the offsetting transactions is executed.

         The Portfolio  will also enter into  transactions  in Forward  Contracts for other than hedging  purposes,  which  presents greater  profit  potential but also  involves  increased  risk.  For example,  the  Portfolio may purchase a given foreign  currency through a Forward Contract if, in the judgement of the  Sub-advisor,  the value of such currency is expected to rise relative to the
U.S.  dollar.  Conversely,  the  Portfolio may sell the currency  through a Forward  Contract if the  Sub-advisor  believes that its value will decline relative to the dollar.

         For an  additional  discussion of Forward  Contracts see this  Statement  and the Trust's  Prospectus  under  "Certain Risk
Factors and Investment Methods."

         Futures  Contracts.  The Portfolio may purchase and sell futures contracts ("Future  Contracts") on stock indices,  foreign currencies,  interest rates or interest-rate related instruments,  indices of foreign currencies or commodities.  The Portfolio also may purchase and sell Futures  Contracts on foreign or domestic  fixed income  securities  or indices of such  securities  including municipal  bond  indices  and any other  indices of foreign or  domestic  fixed  income  securities  that may become  available  for trading.  Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

         Futures  Contracts  differ from  options in that they are  bilateral  agreements,  with both the  purchaser  and the seller equally  obligated to complete the  transaction.  Futures  Contracts call for settlement  only on the expiration  date and cannot be exercised at any other time during their term.

         Purchases or sales of stock index  futures  contracts  are used to attempt to protect the  Portfolio's  current or intended stock  investments from broad  fluctuations in stock prices.  For example,  the Portfolio may sell stock index futures  contracts in anticipations  of or during  market  decline to  attempt  to offset  the  decrease  in market  value of the  Portfolio's  securities portfolio that might otherwise  result.  If such decline occurs,  the loss in value of portfolio  securities may be offset, in whole or in part, by gains on the futures  position.  When the Portfolio is not fully invested in the securities  market and anticipates a significant  market  advance,  it may  purchase  stock index  futures in order to gain rapid  market  exposure  that may, in part or entirely,  offset  increases in the cost of  securities  that the Portfolio  intends to purchase.  As such  purchases are made,  the corresponding  positions in stock index futures contracts will be closed out. In a substantial  majority of these transactions,  the
Portfolio will purchase such  securities  upon  termination of the futures  position,  but under unusual market  conditions,  a long futures position may be terminated without a related purchase of securities.

         The Portfolio may purchase and sell foreign  currency  futures  contracts for hedging  purposes,  to attempt to protect its current or intended  investments from fluctuations in currency  exchange rates.  Such fluctuations  could reduce the dollar value of portfolio securities denominated in foreign currencies,  or increase the dollar cost of foreign-denominated  securities, or increase the dollar cost of  foreign-denominated  securities to be acquired,  even if the value of such securities in the currencies in which they are  denominated  remains  constant.  The Portfolio may sell futures  contracts on a foreign  currency,  for example,  where it holds  securities  denominated in such currency and it  anticipates a decline in the value of such currency  relative to the dollar.
In the event such decline occurs,  the resulting  adverse effect on the value of  foreign-denominated  securities may be offset,  in whole or in part, by gains on the futures contracts.

         Conversely,  the  Portfolio  could  protect  against a rise in the  dollar  cost of  foreign-denominated  securities  to be acquired by purchasing  futures contracts on the relevant  security,  which could offset, in whole or in part, the increased cost of such securities  resulting from the rise in the dollar value of the underlying  currencies.  Where the Portfolio  purchases  futures contracts  under such  circumstances,  however,  and the prices of securities to be acquired  instead  decline,  the Portfolio  will sustain losses on its futures  position which could reduce or eliminate the benefits of the reduced cost of portfolio  securities to be acquired.

         For further information on Futures Contracts, see this Statement under "Certain Risk Factors and Investment Methods."

         Investment  in Other  Investment  Companies.  The  Portfolio  may  invest in other  investment  companies,  including  both open-end and closed-end  companies.  Investments in closed-end  investment companies may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

         Options.  The Portfolio may invest in the following  types of options,  which involves the risks  described below under the caption "Risk Factors."

         Options on Foreign  Currencies.  The  Portfolio  may  purchase  and write  options on foreign  currencies  for  hedging and non-hedging  purposes in a manner similar to that in which Futures Contracts on foreign  currencies,  or Forward Contracts,  will be utilized.  For  example,  where a rise in the dollar  value of a currency in which  securities  to be acquired  are  denominated  is projected,  thereby  increasing the cost of such securities,  the Portfolio may purchase call options thereon.  The purchase of such options could offset, at least partially, the effect of the adverse movements in exchange rates.

         Similarly,  instead of purchasing a call option to hedge against an  anticipated  increase in the dollar cost of securities to be acquired,  the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected,  will expire  unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium.  Foreign  currency options written by the Portfolio will generally be covered in a manner similar to the covering of other types of options.

         Options of Futures  Contracts.  The Portfolio  may also  purchase and write options to buy or sell those Futures  Contracts in which it may invest as described above under "Futures  Contracts."  Such investment  strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

         Options on Futures  Contracts  that are written or purchased  by the  Portfolio  on U.S.  Exchanges  are traded on the same contract market as the underlying Futures Contract,  and, like Futures Contracts,  are subject to the regulation by the CFTC and the performance  guarantee  of the  exchange  clearinghouse.  In  addition,  Options  on  Futures  Contracts  may be traded  on  foreign exchanges.  The  Portfolio  may cover the writing of call  Options on Futures  Contracts  (a) through  purchases  of the  underlying
Futures Contract,  (b) through ownership of the instrument,  or instruments included in the index,  underlying the Futures Contract, or (c) through the holding of a call on the same Futures  Contract and in the same  principal  amount as the call written  where the exercise  price of the call held (i) is equal to or less than the  exercise  price of the call  written or (ii) is greater  than the exercise  price of the call written if the Portfolio  owns liquid and  unencumbered  assets equal to the  difference.  The Portfolio may cover the writing of put Options on Futures  Contracts (a) through sales of the  underlying  Futures  Contract,  (b) through the ownership of liquid and  unencumbered  assets equal to the value of the security or index  underlying the Futures  Contract,  or (c)
through the holding of a put on the same Futures  Contract and in the same  principal  amount as the put written  where the exercise price of the put held (i) is equal to or greater than the exercise  price of the put written or where the exercise  price of the put held (ii) is less than the  exercise  price of the put written if the  Portfolio  owns liquid and  unencumbered  assets equal to the difference.  Put and call Options on Futures  Contracts  may also be covered in such other manner as may be in  accordance  with the rules of the exchange on which the option is traded and  applicable  laws and  regulations.  Upon the exercise of a call Option on a
Futures  Contract  written by the Portfolio,  the Portfolio will be required to sell the underlying  Futures  Contract which, if the
Portfolio  has  covered its  obligation  through  the  purchase of such  Contract,  will serve to  liquidate  its futures  position.
Similarly,  where a put Option on a Futures  Contract  written by the  Portfolio is  exercised,  the  Portfolio  will be required to purchase the underlying  Futures  Contract  which,  if the Portfolio has covered its  obligation  through the sale of such Contract, will close out its futures position.

         Depending on the degree of  correlation  between  changes in the value of its portfolio  securities  and the changes in the value of its futures  positions,  the Portfolio's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

         Options on  Securities.  The  Portfolio may write (sell)  covered put and call options,  and purchase put and call options, on securities.

         A call option  written by the  Portfolio is  "covered" if the  Portfolio  owns the security  underlying  the call or has an absolute and immediate right to acquire that security without  additional cash  consideration (or for additional cash  consideration if the Portfolio  owns liquid and  unencumbered  assets equal to the amount of cash  consideration)  upon  conversion or exchange of other  securities  held in its  portfolio.  A call option is also covered if the Portfolio  holds a call on the same security and in the same  principal  amount as the call written where the exercise  price of the call held (a) is equal to or less than the exercise price of the call  written  or (b) is  greater  than the  exercise  price of the call  written  if the  Portfolio  owns  liquid  and unencumbered  assets  equal to the  difference.  If the  portfolio  writes a put option it must  segregate  liquid and  unencumbered assets with a value equal to the exercise  price,  or else holds a put on the same security and in the same principal  amount as the put written  where the exercise  price of the put held is equal to or greater  than the  exercise  price of the put written or where the  exercise  price  of the put held is less  than  the  exercise  price  of the put  written  if the  Portfolio  owns  liquid  and unencumbered  assets  equal to the  difference.  Put and call  options  written by the  Portfolio  may also be covered in such other manner as may be in  accordance  with the  requirements  of the exchange on which,  or the  counterparty  with which,  the option is traded, and applicable laws and regulations.

         Effecting a closing  transaction  in the case of a written  call option will permit the  Portfolio  to write  another  call option on the underlying  security with either a different  exercise  price or expiration  date or both, or in the case of a written put option will permit the  Portfolio  to write  another put option to the extent that the  Portfolio  owns liquid and  unencumbered assets. Such transactions  permit the Portfolio to generate  additional premium income,  which will partially offset declines in the value of portfolio  securities or increases in the cost of securities to be acquired.  Also,  effecting a closing  transaction  will permit the cash or proceeds from the  concurrent  sale of any securities  subject to the option to be used for other  investments of the  Portfolio,  provided  that  another  option on such  security is not  written.  If the  Portfolio  desires to sell a particular security  from its portfolio on which it has written a call option,  it will effect a closing  transaction  in  connection  with the option prior to or concurrent with the sale of the security.

         The  Portfolio  may write  options in connection  with  buy-and-write  transactions;  that is, the Portfolio may purchase a security and then write a call option  against that  security.  The exercise  price of the call option the  Portfolio  determines to write will depend upon the expected  price  movement of the  underlying  security.  The exercise price of a call option may be below
("in-the-money"),  equal to ("at-the-money") or above  ("out-of-the-money") the current value of the underlying security at the time the option is written.  Buy-and-write  transactions  using  in-the-money call options may be used when it is expected that the price of the underlying  security will decline  moderately during the option period.  Buy-and-write  transactions  using  out-of-the-money call options may be used when it is expected that the premiums  received from writing the call option plus the  appreciation  in the market  price of the  underlying  security  up to the  exercise  price will be  greater  than the  appreciation  in the price of the underlying  security  alone.  If the call  options are  exercised in such  transactions,  the  Portfolio's  maximum gain will be the premium  received by it for writing the option,  adjusted  upwards or downwards by the difference  between the Portfolio's  purchase price of the security and the exercise  price,  less related  transaction  costs.  If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of risk/return  characteristics  to buy-and-write  transactions.  If the market price or the underlying  security rises or otherwise is above the exercise  price,  the put option will expire  worthless and the  Portfolio's  gain will be limited to the premium  received,  less  related  transaction  costs.  If the market price of the underlying  security  declines or otherwise is below the exercise price, the Portfolio may elect to close the position or retain the option until it is exercised,  at which time the Portfolio will be required to take delivery of the security at the exercise  price;
the Portfolio's  return will be the premium  received from the put option minus the amount by which the market price of the security is below the exercise  price,  which could result in a loss.  Out-of-the-money,  at-the-money  and  in-the-money  put options may be used by the Portfolio in the same market environments that call options are used in equivalent buy-and-write transactions.

         The Portfolio may also write  combinations  of put and call options on the same  security,  known as  "straddles"  with the same exercise  price and expiration  date. By writing a straddle,  the Portfolio  undertakes a  simultaneous  obligation to sell and purchase  the same  security in the event that one of the options is  exercised.  If the price of the  security  subsequently  rises sufficiently  above the exercise price to cover the amount of the premium and transaction  costs,  the call will likely be exercised and the Portfolio will be required to sell the underlying  security at a below market price.  This loss may be offset,  however,  in whole or in part,  by the premiums  received on the writing of the two options.  Conversely,  if the price of the security  declines by a sufficient  amount,  the put will likely be  exercised.  The writing of straddles  will likely be  effective,  therefore,  only where the price of the security  remains stable and neither the call nor the put is exercised.  In those  instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

         The writing of options on  securities  will not be  undertaken  by the  Portfolio  solely for hedging  purposes,  and could involve  certain  risks  which are not present in the case of hedging  transactions.  Moreover,  even where  options are written for hedging  purposes,  such  transactions  constitute  only a partial  hedge against  declines in the value of portfolio  securities or against  increases in the value of  securities  to be acquired,  up to the amount of the premium.  The  Portfolio  may also purchase options for hedging purposes or to increase its return.

         The Portfolio  may also  purchase  call options to hedge against an increase in the price of securities  that the Portfolio anticipates  purchasing  in the  future.  If such  increase  occurs,  the call  option will  permit the  Portfolio  to purchase  the securities at the exercise price, or to close out the options at a profit.

         Options on Stock  Indices.  The Portfolio  may write (sell)  covered call and put options and purchase call and put options on stock indices.  The Portfolio may cover written call options on stock indices by owning  securities  whose price changes,  in the opinion of the  Sub-advisor,  are expected to be similar to those of the  underlying  index,  or by having an absolute and immediate right to acquire such securities  without  additional cash consideration (or for additional cash consideration if the Portfolio owns liquid and  unencumbered  assets equal to the amount of cash  consideration)  upon conversion or exchange of other securities in its portfolio.  The  Portfolio  may also  cover  call  options  on stock  indices  by  holding a call on the same  index and in the same principal  amount as the call written where the exercise  price of the call held (a) is equal to or less than the exercise  price of the call written or (b) is greater than the exercise price of the call written if the Portfolio own liquid and  unencumbered  assets equal to the difference.  If the Portfolio writes put options on stock indices,  it must segregate  liquid and  unencumbered  assets with a value  equal to the  exercise  price,  or hold a put on the same  stock  index  and in the same  principal  amount as the put written  where the exercise  price of the put held (a) is equal to or greater  than the exercise  price of the put written or (b) is less than the exercise price of the put written if the Portfolio owns liquid and  unencumbered  assets equal to the difference.  Put and call options on stock  indices may also be covered in such other manner as may be in  accordance  with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

         The  purchase  of call  options on stock  indices may be used by the  Portfolio  to attempt to reduce the risk of missing a broad  market  advance,  or an advance in an industry or market  segment,  at a time when the  Portfolio  holds  uninvested  cash or short-term  debt securities  awaiting  investment.  When purchasing call options for this purpose,  the Portfolio will also bear the risk of losing all or a portion  of the  premium  paid it the value of the index  does not rise.  The  purchase  of call  options on stock  indices  when the  Portfolio  is  substantially  fully  invested is a form of  leverage,  up to the amount of the premium and related  transaction costs, and involves risks of loss and of increased  volatility similar to those involved in purchasing calls on securities the Portfolio owns.

         The index  underlying a stock index  option may be a  "broad-based"  index,  such as the Standard & Poor's 500 Index or the
New York Stock Exchange  Composite  Index,  the changes in value of which  ordinarily will reflect  movements in the stock market in general.  In contrast,  certain  options may be based on narrower  market  indices,  such as the Standard & Poor's 100 Index,  or on indices of securities of particular  industry groups,  such as those of oil and gas or technology  companies.  A stock index assigns relative  values to the stocks  included in the index and the index  fluctuates  with changes in the market  values of the stocks so included.  The composition of the index is changed periodically.

         For an additional discussion of options, see this Statement under "Certain Risk Factors and Investment Methods."

         Special Risk Factors.

Risk of Imperfect  Correlation of Hedging  Instruments  with the Portfolio's  Portfolio.  The use of derivatives for "cross hedging"
purposes  (such as a  transaction  in a Forward  Contract on one  currency to hedge  exposure to a different  currency)  may involve greater  correlation  risks.  Consequently,  the Portfolio  bears the risk that the price of the portfolio  securities  being hedged will not move in the same amount or direction as the underlying index or obligation.

         It should be noted that stock index futures  contracts or options based upon a narrower index of securities,  such as those of a particular  industry  group,  may present  greater risk than options or futures based on a broad market  index.  This is due to the fact that a  narrower  index is more  susceptible  to rapid and  extreme  fluctuations  as a result of changes in the value of a small number of securities.  Nevertheless,  where the Portfolio  enters into  transactions  in options or futures on  narrowly-based indices for hedging  purposes,  movements in the value of the index should,  if the hedge is successful,  correlate closely with the portion of the Portfolio's portfolio or the intended acquisitions being hedged.

         The trading of derivatives for hedging purposes entails the additional risk of imperfect  correlation  between movements in the price of the derivative and the price of the underlying  index or obligation.  The anticipated  spread between the prices may be distorted  due to the  difference in the nature of the markets such as  differences  in margin  requirements,  the liquidity of such markets and the  participation  of speculators in the  derivatives  markets.  In this regard,  trading by speculators in derivatives has in the past  occasionally  resulted in market  distortions,  which may be difficult or impossible to predict,  particularly near the expiration of such instruments.

         The trading of Options on Futures  Contracts  also  entails the risk that  changes in the value of the  underlying  Futures
Contracts will not be fully reflected in the value of the option.  The risk of imperfect  correlation,  however,  generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

         Further,  with respect to options on  securities,  options on stock  indices,  options on currencies and Options on Futures
Contracts,  the Portfolio is subject to the risk of market  movements  between the time that the option is exercised and the time of performance thereunder.  This could increase the extent of any loss suffered by the Portfolio in connection with such transactions.

         In writing a covered  call  option on a  security,  index or futures  contract,  the  Portfolio  also  incurs the risk that changes in the value of the  instruments  used to cover the  position  will not  correlate  closely with changes in the value of the option or underlying  index or instrument.  For example,  where the Portfolio  covers a call option written on a stock index through segregation  of  securities,  such  securities  may not match the  composition  of the  index,  and the  Portfolio  may not be fully covered.  As a result, the Portfolio could be subject to risk of loss in the event of adverse market movements.

         Risks of Non-Hedging  Transactions.  The Portfolio may enter  transactions in derivatives for non-hedging  purposes as well as hedging purposes.  Non-hedging  transactions in such instruments  involve greater risks and may result in losses which may not be offset by increases in the value of portfolio  securities or declines in the cost of securities  to be acquired.  Nevertheless,  the method of covering  an option  employed  by the  Portfolio  may not fully  protect it against  risk of loss and,  in any event,  the
Portfolio  could suffer losses on the option  position which might not be offset by  corresponding  portfolio  gains.  The Portfolio may also enter into  futures,  Forward  Contracts  for  non-hedging  purposes.  For  example,  the  Portfolio  may enter into such a transaction  as an  alternative  to purchasing or selling the  underlying  instrument or to obtain  desired  exposure to an index or market.  In such  instances,  the  Portfolio  will be exposed to the same  economic  risks  incurred  in  purchasing  or selling the underlying  instrument or instruments.  However,  transactions in futures,  Forward  Contracts may be leveraged,  which could expose the  Portfolio to greater risk of loss than such  purchases or sales.  Entering  into  transactions  in  derivatives  for other than hedging  purposes,  therefore,  could  expose  the  Portfolio  to  significant  risk of loss if the  prices,  rates or values of the underlying instruments or indices do not move in the direction or to the extent anticipated.

         With respect to the writing of straddles on  securities,  the  Portfolio  incurs the risk that the price of the  underlying security will not remain  stable,  that one of the options  written will be exercised and that the resulting loss will not be offset by the amount of the premiums received.  Such transactions,  therefore,  create an opportunity for increased return by providing the
Portfolio with two simultaneous  premiums on the same security,  but involve additional risk, since the Portfolio may have an option exercised against it regardless of whether the price of the security increases or decreases.

         Risk of a Potential Lack of a Liquid Secondary  Market.  Prior to exercise or expiration,  a futures or option position can only be terminated by entering into a closing  purchase or sale  transaction.  In that event,  it may not be possible to close out a position held by the Portfolio,  and the Portfolio could be required to purchase or sell the instrument  underlying an option,  make or receive a cash  settlement  or meet ongoing  variation  margin  requirements.  Under such  circumstances,  if the  Portfolio  has insufficient cash available to meet margin  requirements,  it will be necessary to liquidate portfolio securities or other assets at a time when it is  disadvantageous  to do so. The  inability to close out options and futures  positions,  therefore,  could have an adverse impact on the Portfolio's ability effectively to hedge its portfolio, and could result in trading losses.

         The  trading of Futures  Contracts  and  options is also  subject to the risk of trading  halts,  suspensions,  exchange or clearinghouse equipment failures,  government intervention,  insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity,  which could at times make it difficult or impossible to liquidate  existing positions or to recover excess variation margin payments.

         Potential  Bankruptcy  of a  Clearinghouse  or Broker.  When the  Portfolio  enters into  transactions  in  exchange-traded futures or options,  it is exposed to the risk of the potential  bankruptcy  of the relevant  exchange  clearinghouse  or the broker through  which the  Portfolio  has effected the  transaction.  In that event,  the  Portfolio  might not be able to recover  amounts deposited as margin,  or amounts owed to the Portfolio in connection with its  transactions,  for an indefinite  period of time, and could  sustain  losses of a portion or all of such  amounts.  Moreover,  the  performance  guarantee  of an  exchange  clearinghouse generally extends only to its members and the Portfolio could sustain losses,  notwithstanding  such guarantee,  in the event of the bankruptcy of its broker.

         Trading and Position  Limits.  The exchanges on which futures and options are traded may impose  limitations  governing the maximum  number of positions on the same side of the market and  involving  the same  underlying  instrument  which may be held by a single  investor,  whether  acting alone or in concert with others  (regardless  of whether such  contracts  are held on the same or different  exchanges or held or written in one or more accounts or through one or more brokers.)  Further,  the CFTC and the various contract  markets  have  established  limits  referred  to as  "speculative  position  limits" on the  maximum net long or net short position  which any person may hold or control in a particular  futures or option  contract.  An exchange may order the  liquidation of positions found to be in violation of these limits and it may impose other sanctions or  restrictions.  The Sub-advisor  does not believe that these trading and position  limits will have any adverse  impact on the  strategies  for hedging the  portfolios of the
Portfolio.

         Risks of Options on Futures  Contracts.  The amount of risk the Portfolio  assumes when it purchases an Option on a Futures
Contract  is the  premium  paid for the  option,  plus  related  transaction  costs.  In order to profit  from an option  purchased, however,  it may be necessary to exercise the option and to liquidate the underlying  Futures Contract,  subject to the risks of the availability of a liquid offset market  described  herein.  The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading,  including the requirement of initial and variation margin payments,  as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying  security,  index,  currency or
Futures Contract.

         Risks of Transactions in Foreign Currencies and  Over-the-Counter  Derivatives and Other Transactions Not Conducted on U.S.
Exchanges.  Transactions  in Forward  Contracts  on foreign  currencies,  as well as futures and options on foreign  currencies  and transactions  executed on foreign  exchanges,  are subject to all of the  correlation,  liquidity and other risks outlined above. In addition,  however,  such  transactions  are  subject  to the risk of  governmental  actions  affecting  trading in or the prices of currencies  underlying such contracts,  which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Portfolio.  Further,  the value of such  positions  could be adversely  affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

         Further,  unlike  trading in most other types of  instruments,  there is no systematic  reporting of last sale  information with respect to the foreign  currencies  underlying  contracts  thereon.  As a result,  the available  information  on which trading systems will be based may not be as complete as the comparable  data on which the Portfolio makes  investment and trading  decisions in connection with other  transactions.  Moreover,  because the foreign  currency market is a global,  24-hour market,  events could occur in that market which will not be reflected in the forward,  futures or options market until the following day,  thereby making it more difficult for the Portfolio to respond to such events in a timely manner.

         Settlements of exercises of  over-the-counter  Forward  Contracts or foreign currency  options  generally must occur within the country  issuing the  underlying  currency,  which in turn  requires  traders to accept or make  delivery of such  currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking  relationships,  fees, taxes or other charges.

         Unlike  transactions  entered  into  by the  Portfolio  in  Futures  Contracts  and  exchange-traded  options,  on  foreign currencies,  Forward Contracts,  over-the-counter options on securities, swaps and other over-the-counter derivatives are not traded on contract  markets  regulated by the CFTC or (with the exception of certain  foreign  currency  options) the SEC. To the contrary, such  instruments are traded through  financial  institutions  acting as  market-makers,  although foreign currency options are also traded on certain national  securities  exchanges,  such as the Philadelphia  Stock Exchange and the Chicago Board Options Exchange,
subject to SEC regulation.  In an over-the-counter  trading environment,  many of the protections afforded to exchange  participants will not be available.  For example,  there are no daily price  fluctuation  limits,  and adverse market  movements  could therefore continue to an  unlimited  extent over a period of time.  Although the  purchaser  of an option  cannot lose more than the amount of the premium plus related  transaction costs, this entire amount could be lost.  Moreover,  the option writer and a trader of Forward
Contracts could lose amounts  substantially in excess of their initial  investments,  due to the margin and collateral  requirements associated with such positions.

         In  addition,  over-the-counter  transactions  can only be entered  into with a financial  institution  willing to take the opposite  side,  as  principal,  of the  Portfolio's  position  unless the  institution  acts as broker and is able to find  another counterparty  willing to enter into the transaction  with the Portfolio.  Where no such  counterparty  is available,  it will not be possible to enter into a desired transaction.

         Further,  over-the-counter  transactions are not subject to the guarantee of an exchange  clearinghouse,  and the Portfolio will therefore be subject to the risk of default by, or the bankruptcy of, the financial  institution  serving as its  counterparty.
One or more of such institutions  also may decide to discontinue  their role as market-makers in a particular  currency or security, thereby restricting the Portfolio's ability to enter into desired hedging transactions.

         Options on securities,  options on stock indices,  Futures  Contracts,  Options on Futures Contracts and options on foreign currencies may be traded on exchanges  located in foreign  countries.  Such  transactions may not be conducted in the same manner as those entered into on U.S. exchanges,  and may be subject to different margin, exercise,  settlement or expiration procedures.  As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

         Options on foreign  currencies  traded on national  securities  exchanges  are within the  jurisdiction  of the SEC, as are other securities  traded on such exchanges.  As a result,  many of the protections  provided to traders on organized  exchanges will be available with respect to such  transactions.  In particular,  all foreign currency option  positions  entered into on a national securities  exchange are cleared and  guaranteed  by the Options  Clearing  Corporation  (the "OCC"),  thereby  reducing the risk of counterparty default.

         The purchase and sale of  exchange-traded  foreign  currency  options,  is subject to the risks  regarding  adverse  market movements,  margining  of options  written,  the nature of the  foreign  currency  market,  possible  intervention  by  governmental authorities and the effects of other  political and economic  events.  In addition,  exchange-traded  options on foreign  currencies involve certain risks not presented by the  over-the-counter  market.  For example,  exercise and settlement of such options must be made exclusively  through the OCC, which has established  banking  relationships in applicable  foreign  countries for this purpose.
As a result, the OCC may, if it determines that foreign  governmental  restrictions or taxes would prevent the orderly settlement of foreign currency option  exercises,  or would result in undue burdens on the OCC or its clearing member,  impose special  procedures on exercise and  settlement,  such as technical  changes in the mechanics of delivery of currency,  the fixing of dollar  settlement prices or prohibitions on exercise.

         Short Term  Instruments.  The Portfolio may hold cash and invest in cash  equivalents,  such as short-term U.S.  Government
Securities, commercial paper and bank instruments.

         Temporary  Defensive  Positions.  During periods of unusual market conditions when the Sub-advisor  believes that investing for temporary  defensive purposes is appropriate,  or in order to meet anticipated  redemption  requests,  a large portion or all of the assets of the Portfolio may be invested in cash (including  foreign  currency) or cash equivalents,  including,  but not limited to,  obligations of banks  (including  certificates  of deposit,  bankers  acceptances,  time deposits and  repurchase  agreements), commercial paper, short-term notes, U.S. Government securities and related repurchase agreements.

         "When-Issued"  Securities.  The Portfolio may purchase  securities on a  "when-issued,"  "forward  commitment," or "delayed delivery  basis." The  commitment  to purchase a security  for which  payment will be made on a future date may be deemed a separate security.  While  awaiting  delivery of securities  purchased on such basis,  the Portfolio  will identify  liquid and  unencumbered assets equal to its forward delivery commitment.

         For more information  about  when-issued  securities,  please see this Statement under "Certain Risk Factors and Investment
Methods."

AST Marsico Capital Growth Portfolio:

Investment  Objective:  The  investment  objective  of the  Portfolio  is to seek capital  growth.  Realization  of income is not an investment  objective and any income  realized on the  Portfolio's  investments,  therefore,  will be incidental to the  Portfolio's objective.

Investment Policies:

         Futures,  Options  and Other  Derivative  Instruments.  The  Portfolio  may enter into  futures  contracts  on  securities, financial  indices,  and  foreign  currencies  and options on such  contracts,  and may invest in options on  securities,  financial indices and foreign  currencies,  forward  contracts and swaps.  The Portfolio will not enter into any futures  contracts or options on futures  contracts if the aggregate  amount of the Portfolio's  commitments  under  outstanding  futures  contract  positions and options on futures  contracts  written by the  Portfolio  would exceed the market value of the total  assets of the  Portfolio.  The
Portfolio may invest in forward currency contracts with stated values of up to the value of the Portfolio's assets.

         The Portfolio may buy or write options in privately  negotiated  transactions  on the types of securities and indices based on the types of securities  in which the Portfolio is permitted to invest  directly.  The  Portfolio  will effect such  transactions only with investment dealers and other financial  institutions  (such as commercial banks or savings and loan  institutions)  deemed creditworthy by the Sub-advisor,  and only pursuant to procedures adopted by the Sub-advisor for monitoring the  creditworthiness of those  entities.  To the extent that an option  bought or written by the  Portfolio in a  negotiated  transaction  is illiquid,  the value of an option bought or the amount of the  Portfolio's  obligations  under an option written by the Portfolio,  as the case may be,  will be subject  to the  Portfolio's  limitation  on  illiquid  investments.  In the case of  illiquid  options,  it may not be possible for the Portfolio to effect an offsetting  transaction  at a time when the  Sub-advisor  believes it would be  advantageous for the Portfolio to do so. For a description of these  strategies and  instruments  and certain risks  involved  therein,  see this
Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Interest Rate Swaps and Purchasing and Selling  Interest Rate Caps and Floors.  In addition to the strategies  noted above, the  Portfolio,  in order to  attempt  to  protect  the value of its  investments  from  interest  rate or  currency  exchange  rate fluctuations,  may enter into  interest  rate swaps and may buy or sell  interest  rate caps and floors.  The  Portfolio  expects to enter into these  transactions  primarily to preserve a return or spread on a particular  investment or portion of its  investments.
The Portfolio also may enter into these  transactions  to protect  against any increase in the price of securities the Portfolio may consider  buying at a later date.  The Portfolio does not intend to use these  transactions  as  speculative  investments.  Interest rate swaps involve the exchange by the Portfolio  with another party of their  respective  commitments  to pay or receive  interest,
e.g., an exchange of floating rate payments for fixed rate payments.  The exchange  commitments  can involve  payments to be made in the same  currency or in different  currencies.  The purchase of an interest rate cap entitles the  purchaser,  to the extent that a specified index exceeds a predetermined  interest rate, to receive  payments of interest on a contractually  based principal  amount from the party selling the interest rate cap. The purchase of an interest rate floor  entitles the  purchaser,  to the extent that a specified  index falls below a  predetermined  interest rate, to receive  payments of interest on a  contractually  based  principal amount from the party selling the interest rate floor.

         The Portfolio  may enter into  interest rate swaps,  caps and floors on either an  asset-based  or  liability-based  basis, depending  upon  whether it is hedging its assets or its  liabilities,  and will  usually  enter into  interest  rate swaps on a net basis,  i.e.,  the two payment  streams are netted out,  with the  Portfolio  receiving or paying,  as the case may be, only the net amount of the two  payments.  The net amount of the excess,  if any,  of the  Portfolio's  obligations  over its  entitlements  with respect to each  interest  rate swap will be  calculated  on a daily basis and an amount of cash or other  liquid  assets  having an aggregate  net asset value at least equal to the  accrued  excess will be  maintained  in a  segregated  account by the  Portfolio's custodian.  If the Portfolio  enters into an interest  rate swap on other than a net asset basis,  the  Portfolio  would  maintain a segregated  account in the full  amount  accrued on a daily  basis of the  Portfolio's  obligations  with  respect to the swap.  The
Portfolio  will  not  enter  into any  interest  rate  swap,  cap or floor  transaction  unless  the  unsecured  senior  debt or the claims-paying  ability of the other party thereto is rated in one of the three highest rating  categories of at least one nationally recognized  statistical  rating  organization  at the time of entering  into such  transaction.  The  Sub-advisor  will  monitor the creditworthiness  of all  counterparties  on an ongoing basis.  If there is a default by the other party to such a transaction,  the
Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

         The swap market has grown  substantially  in recent years with a large number of banks and investment  banking firms acting both as principals and as agents utilizing  standardized swap  documentation.  The Sub-advisor has determined that, as a result, the swap market has become  relatively  liquid.  Caps and floors are more recent  innovations for which  standardized  documentation has not yet been developed and,  accordingly,  they are less liquid than swaps.  To the extent the Portfolio  sells (i.e.,  writes) caps and floors,  it will  maintain in a  segregated  account cash or other liquid  assets  having an aggregate  net asset value at least equal to the full amount, accrued on a daily basis, of the Portfolio's obligations with respect to any caps or floors.

         There is no limit on the amount of  interest  rate swap  transactions  that may be  entered  into by the  Portfolio.  These transactions  may in some  instances  involve  the  delivery  of  securities  or other  underlying  assets by the  Portfolio  or its counterparty to collateralize  obligations  under the swap.  Under the  documentation  currently used in those markets,  the risk of loss with  respect  to  interest  rate  swaps is  limited to the net amount of the  payments  that the  Portfolio  is  contractually obligated to make. If the other party to an interest rate swap that is not  collateralized  defaults,  the Portfolio  would risk the loss of the net amount of the payments  that the  Portfolio  contractually  is entitled to receive.  The  Portfolio may buy and sell
(i.e.,  write)  caps and  floors  without  limitation,  subject  to the  segregated  account  requirement  described  above.  For an additional discussion of these strategies, see this Statement under "Certain Risk Factors and Investment Methods."

         Reverse  Repurchase  Agreements.  The Portfolio may enter into reverse  repurchase  agreements.  For a description of these investment techniques, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         High-Yield/High-Risk  Securities.  High-yield/high-risk  securities  (or "junk"  bonds)  are debt  securities  rated  below investment  grade by the primary  rating  agencies  such as Standard & Poor's  Rating  Services  ("Standard  & Poor's")  and Moody's
Investors Service,  Inc.  ("Moody's").  The Portfolio will not invest more than 5% of its total assets in  high-yield/high-risk  and mortgage- and asset-backed securities.

         The value of lower  quality  securities  generally  is more  dependent  on the ability of the issuer to meet  interest  and principal  payments  (i.e.  credit risk) than is the case for higher  quality  securities.  Conversely,  the value of higher quality securities  may be more sensitive to interest rate  movements  than lower quality  securities.  The Portfolio will not purchase debt securities  rated below "CCC-" by Standard & Poor's or "Caa" by Moody's.  The Portfolio  may also purchase  unrated bonds of foreign and domestic issuers.  For an additional  discussion of  high-yield/high-risk  and mortgage- and asset-backed  securities,  see this
Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Zero Coupon,  Pay-in-Kind,  and Step Coupon Bonds.  The Portfolio  may purchase zero coupon,  pay-in-kind,  and step coupon bonds.  Zero coupon  bonds are debt  securities  that do not pay  periodic  interest,  but are issued at a discount  from their face value.  The discount  approximates  the total  amount of interest  the  security  will accrue from the date of issuance to maturity.
Pay-in-kind  bonds  normally  give the issuer the option to pay cash at a coupon  payment  date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon  payment  that would have been made.  Step coupon bonds begin to pay coupon interest,  or pay an increased rate of interest,  at some time after they are issued.  The discount at which step coupon bonds trade depends on the time remaining until cash payments begin,  prevailing  interest rates, the liquidity of the security and the  perceived  credit  quality of the issuer.  The market  value of zero  coupon,  pay-in-kind  and step coupon bonds  generally  will fluctuate more in response to changes in interest  rates than will  conventional  interest-paying  securities with  comparable  maturities.  For an additional  discussion  of zero coupon  securities,  see this  STATEMENT  under  "Certain Risk
Factors and Investment Methods."

         Investment  Policies Which May Be Changed Without  Shareholder  Approval.  The following  limitations are applicable to the
AST Marsico Capital Growth  Portfolio.  These  limitations are not  "fundamental"  restrictions,  and may be changed by the Trustees without shareholder approval.

         1.       The  Portfolio  does not  currently  intend to sell  securities  short,  unless it owns or has the right to obtain securities  equivalent  in kind and amount to the  securities  sold  short  without  the  payment  of any  additional  consideration therefor,  and provided that  transactions in futures,  options,  swaps and forward  contracts are not deemed to constitute  selling securities short.

         2.       The Portfolio  does not currently  intend to purchase  securities on margin,  except that the Portfolio may obtain such  short-term  credits as are necessary for the clearance of  transactions,  and provided that margin payments and other deposits in connection  with  transactions in futures,  options,  swaps and forward  contracts  shall not be deemed to constitute  purchasing securities on margin.

         3.       The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed,  in the aggregate,  15% of the  Portfolio's  net asset value,  provided that this  limitation  does not apply to (i) reverse  repurchase agreements;  (ii) deposits of assets on margin; (iii) guaranteed positions in futures,  options, swaps or forward contracts; or (iv)
the segregation of assets in connection with such contracts.

         4.       The Portfolio does not currently  intend to purchase any securities or enter into a repurchase  agreement if, as a result,  more than 15% of its net  assets  would be  invested  in  repurchase  agreements  not  entitling  the  holder to payment of principal  and interest  within seven days and in securities  that are illiquid by virtue of legal or  contractual  restrictions  on resale or the absence of a readily  available  market.  The Trustees of the Trust, or the  Sub-advisor  acting pursuant to authority delegated by the Trustees,  may determine  that a readily  available  market exists for securities  eligible for resale  pursuant to
Rule 144A under the  Securities  Act of 1933,  as amended,  or any  successor  to such rule,  and  Section  4(2)  commercial  paper.
Accordingly, such securities may not be subject to the foregoing limitation.

5.       The Portfolio may not invest in companies for the purpose of exercising control or management.

AST JanCap Growth Portfolio:

Investment  Objective:  The investment  objective of the Portfolio is growth of capital in a manner consistent with the preservation of  capital.  Realization  of income is not a  significant  investment  consideration  and any income  realized  on the  Portfolio's investments, therefore, will be incidental to the Portfolio's objective.

Investment Policies:

         Corporate Bonds and  Debentures.  The Portfolio may purchase  corporate  bonds and debentures,  including bonds rated below investment  grade by the  primary  rating  agencies.  The  Portfolio  will not invest more than 35% of its net assets in bonds rated below investment  grade. For a discussion of lower rated  securities,  see this Statement and the Trust's  Prospectus under "Certain
Risk Factors and Investment Methods."

         Futures,  Options  and Other  Derivative  Instruments.  The  Portfolio  may enter into  futures  contracts  on  securities, financial  indices,  and  foreign  currencies  and options on such  contracts,  and may invest in options on  securities,  financial indices and foreign  currencies,  forward  contracts and swaps.  The Portfolio will not enter into any futures  contracts or options on futures  contracts if the aggregate  amount of the Portfolio's  commitments  under  outstanding  futures  contract  positions and options on futures  contracts  written by the  Portfolio  would exceed the market value of the total  assets of the  Portfolio.  The
Portfolio may invest in forward currency contracts with stated values of up to the value of the Portfolio's assets.

         The Portfolio may buy or write options in privately  negotiated  transactions  on the types of securities and indices based on the types of securities  in which the Portfolio is permitted to invest  directly.  The  Portfolio  will effect such  transactions only with investment dealers and other financial  institutions  (such as commercial banks or savings and loan  institutions)  deemed creditworthy by the Sub-advisor,  and only pursuant to procedures adopted by the Sub-advisor for monitoring the  creditworthiness of those  entities.  To the extent that an option  bought or written by the  Portfolio in a  negotiated  transaction  is illiquid,  the value of an option bought or the amount of the  Portfolio's  obligations  under an option written by the Portfolio,  as the case may be,  will be subject  to the  Portfolio's  limitation  on  illiquid  investments.  In the case of  illiquid  options,  it may not be possible for the Portfolio to effect an offsetting  transaction  at a time when the  Sub-advisor  believes it would be  advantageous for the Portfolio to do so. For a description of these  strategies and  instruments  and certain risks  involved  therein,  see this
Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Interest Rate Swaps and Purchasing and Selling  Interest Rate Caps and Floors.  In addition to the strategies  noted above, the  Portfolio,  in order to  attempt  to  protect  the value of its  investments  from  interest  rate or  currency  exchange  rate fluctuations,  may enter into  interest  rate swaps and may buy or sell  interest  rate caps and floors.  The  Portfolio  expects to enter into these  transactions  primarily to preserve a return or spread on a particular  investment or portion of its  investments.
The Portfolio also may enter into these  transactions  to protect  against any increase in the price of securities the Portfolio may consider  buying at a later date.  The Portfolio does not intend to use these  transactions  as  speculative  investments.  Interest rate swaps involve the exchange by the Portfolio  with another party of their  respective  commitments  to pay or receive  interest,
e.g., an exchange of floating rate payments for fixed rate payments.  The exchange  commitments  can involve  payments to be made in the same  currency or in different  currencies.  The purchase of an interest rate cap entitles the  purchaser,  to the extent that a specified index exceeds a predetermined  interest rate, to receive  payments of interest on a contractually  based principal  amount from the party selling the interest rate cap. The purchase of an interest rate floor  entitles the  purchaser,  to the extent that a specified  index falls below a  predetermined  interest rate, to receive  payments of interest on a  contractually  based  principal amount from the party selling the interest rate floor.

         The Portfolio  may enter into  interest rate swaps,  caps and floors on either an  asset-based  or  liability-based  basis, depending  upon  whether it is hedging its assets or its  liabilities,  and will  usually  enter into  interest  rate swaps on a net basis,  i.e.,  the two payment  streams are netted out,  with the  Portfolio  receiving or paying,  as the case may be, only the net amount of the two  payments.  The net amount of the excess,  if any,  of the  Portfolio's  obligations  over its  entitlements  with respect to each  interest  rate swap will be  calculated  on a daily basis and an amount of cash or other  liquid  assets  having an aggregate  net asset value at least equal to the  accrued  excess will be  maintained  in a  segregated  account by the  Portfolio's custodian.  If the  Portfolio  enters  into an  interest  rate swap on other  than a net  basis,  the  Portfolio  would  maintain  a segregated  account in the full  amount  accrued on a daily  basis of the  Portfolio's  obligations  with  respect to the swap.  The
Portfolio  will  not  enter  into any  interest  rate  swap,  cap or floor  transaction  unless  the  unsecured  senior  debt or the claims-paying  ability of the other party thereto is rated in one of the three highest rating  categories of at least one nationally recognized  statistical  rating  organization  at the time of entering  into such  transaction.  The  Sub-advisor  will  monitor the creditworthiness  of all  counterparties  on an ongoing basis.  If there is a default by the other party to such a transaction,  the
Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

         The swap market has grown  substantially  in recent years with a large number of banks and investment  banking firms acting both as principals and as agents utilizing  standardized swap  documentation.  The Sub-advisor has determined that, as a result, the swap market has become  relatively  liquid.  Caps and floors are more recent  innovations for which  standardized  documentation has not yet been developed and,  accordingly,  they are less liquid than swaps.  To the extent the Portfolio  sells (i.e.,  writes) caps and floors,  it will  maintain in a  segregated  account cash or other liquid  assets  having an aggregate  net asset value at least equal to the full amount, accrued on a daily basis, of the Portfolio's obligations with respect to any caps or floors.

         There is no limit on the amount of  interest  rate swap  transactions  that may be  entered  into by the  Portfolio.  These transactions  may in some  instances  involve  the  delivery  of  securities  or other  underlying  assets by the  Portfolio  or its counterparty to collateralize  obligations  under the swap.  Under the  documentation  currently used in those markets,  the risk of loss with  respect  to  interest  rate  swaps is  limited to the net amount of the  payments  that the  Portfolio  is  contractually obligated to make. If the other party to an interest rate swap that is not  collateralized  defaults,  the Portfolio  would risk the loss of the net amount of the payments  that the  Portfolio  contractually  is entitled to receive.  The  Portfolio may buy and sell
(i.e.,  write)  caps and  floors  without  limitation,  subject  to the  segregated  account  requirement  described  above.  For an additional discussion of these strategies, see this Statement under "Certain Risk Factors and Investment Methods."

         Investment  Company  Securities.  From time to time, the Portfolio may invest in securities of other investment  companies, subject to the  provisions  of Section  12(d)(1) of the 1940 Act.  The  Portfolio  may invest in  securities  of money  market funds managed by the  Sub-advisor  subject to the terms of an exemptive  order obtained by the  Sub-advisor and the funds that are advised or  sub-advised  by the  Sub-advisor.  Under such order,  the Portfolio  will limit its aggregate  investment in a money market fund managed by the  Sub-advisor  to the  greater of (i) 5% of its total  assets or (ii) $2.5  million,  although  the  Trust's  Board of
Trustees may increase this limit up to 25% of the Trust's total assets.

         Reverse  Repurchase  Agreements.  The  Portfolio may enter into reverse  repurchase  agreements.  The Portfolio  will enter into such  agreements  only to provide cash to satisfy  unusually  heavy  redemption  requests and for other  temporary or emergency purposes,  rather than to obtain cash to make additional  investments.  For a description of these  investment  techniques,  see the
Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Investment  Policies Which May Be Changed Without  Shareholder  Approval.  The following  limitations are applicable to the
AST JanCap Growth  Portfolio.  These  limitations are not  "fundamental"  restrictions,  and may be changed by the Trustees  without shareholder approval.

         1.       The Portfolio will not purchase a security if as a result,  more than 15% of its net assets in the  aggregate,  at market  value,  would be invested in securities  which cannot be readily  resold  because of legal or  contractual  restrictions  on resale or for which there is no readily available market,  or repurchase  agreements  maturing in more than seven days or securities used as a cover for written  over-the-counter  options,  if any. The Trustees,  or the Investment  Manager or the Sub-advisor acting pursuant to authority  delegated by the Trustees,  may determine that a readily available market exists for securities  eligible for resale  pursuant to Rule 144A under the Securities  Act of 1933, or any successor to such rule,  and therefore that such  securities are not subject to the foregoing limitation.

         2.       The Portfolio  may borrow money for temporary or emergency  purposes  (not for  leveraging  or  investment)  in an amount  not  exceeding  25% of the  value of its  total  assets  (including  the  amount  borrowed)  less  liabilities  (other  than borrowings).  Any  borrowings  that come to exceed 25% of the value of the  Portfolio's  total  assets by reason of a decline in net assets  will be reduced  within  three  business  days to the  extent  necessary  to comply  with the 25%  limitation.  Under such a circumstance,  the Portfolio may have to liquidate  securities at a time when it is  disadvantageous to do so. This policy shall not prohibit  reverse  repurchase  agreements  or deposits of assets to margin or  guarantee  positions  in futures,  options,  swaps or forward contracts, or the segregation of assets in connection with such contracts.

         3.       The Portfolio  will not enter into any futures  contracts or options on futures  contracts for purposes other than bona fide hedging  transactions  (as defined by the CFTC) if as a result the sum of the initial margin deposits and premium required to  establish  positions  in futures  contracts  and related  options  that do not fall within the  definition  of bona fide hedging transactions would exceed 5% of the fair market value of the Portfolio's net assets.

         4.       The Portfolio will not enter into any futures  contracts if the aggregate  amount of the  Portfolio's  commitments under outstanding futures contracts positions of the Portfolio would exceed the market value of the total assets of the Portfolio.

         5.       The Portfolio will not sell securities short,  unless it owns or has the right to obtain securities  equivalent in kind and amount to the securities sold short,  and provided that  transactions in options,  swaps and forward futures  contracts are not deemed to constitute selling securities short.

         6.       The Portfolio  will not mortgage or pledge any  securities  owned or held by the Portfolio in amounts that exceed, in the  aggregate,  15% of the  Portfolio's  net asset value,  provided that this  limitation  does not apply to reverse  repurchase agreements or in the case of assets deposited to margin or guarantee  positions in futures,  options,  swaps or forward contracts or placed in a segregated account in connection with such contracts.

AST DeAM Large-Cap Growth Portfolio:

Investment  Objective:  The  investment  objective of the Portfolio is to seek maximum  appreciation  of  investors'  capital from a portfolio primarily of growth stocks of larger companies.

Investment Policies:

         Options.  The Portfolio may write (sell) call options on securities as long as it owns the  underlying  securities  subject to the option,  or an option to purchase the same underlying  securities having an exercise price equal to or less than the exercise price of the option, or will establish and maintain with the Portfolio's  custodian for the term of the option a segregated  account consisting  of cash or other  liquid  securities  ("eligible  securities")  to the  extent  required  by  applicable  regulation  in connection with the optioned  securities.  The Portfolio may write put options  provided that, so long as the Portfolio is obligated as the writer of the  option,  the  Portfolio  owns an option to sell the  underlying  securities  subject  to the option  having an exercise  price equal to or greater than the exercise  price of the option,  or it deposits and  maintains  with the  custodian in a segregated  account  eligible  securities  having a value equal to or greater  than the  exercise  price of the option.  The premium received  for  writing an option will  reflect,  among other  things,  the current  market  price of the  underlying  security,  the relationship  of the exercise  price to such market price,  the price  volatility of the  underlying  security,  the option  period, supply and demand and  interest  rates.  The  Portfolio  may write or  purchase  spread  options,  which are  options  for which the exercise  price may be a fixed dollar spread or yield spread between the security  underlying  the option and another  security that is used as a  benchmark.  The  exercise  price of an  option  may be  below,  equal  to or above  the  current  market  value of the underlying  security  at the time the option is written.  The  Portfolio  may write  (sell) call and put options on up to 25% of net assets and may  purchase put and call  options  provided  that no more than 5% of its net assets may be invested in premiums on such options.

         If a secured put option expires unexercised,  the writer realizes a gain from the amount of the premium,  plus the interest income on the securities in the segregated  account.  If the secured put writer has to buy the  underlying  security  because of the exercise of the put option,  the secured put writer  incurs an  unrealized  loss to the extent that the current  market value of the underlying  security is less than the exercise  price of the put option.  However,  this would be offset in whole or in part by gain from the premium received and any interest income earned on the securities in the segregated account.

         For an additional  discussion of investing in options and the risks involved therein,  see this Statement and the Company's
Prospectus under "Certain Risk Factors and Investment Methods."

                  Over-the-Counter  Options.  The Portfolio may deal in  over-the-counter  traded  options ("OTC  options").  Unlike exchange-traded  options,  OTC options are transacted directly with dealers and not with a clearing  corporation.  Since there is no exchange,  pricing is normally done by reference to information from market makers,  which information is carefully monitored by the
Sub-advisor  and verified in  appropriate  cases.  In writing OTC options,  the  Portfolio  receives the premium in advance from the dealer.  OTC options are available for a greater  variety of securities or other assets,  and for a wider range of expiration  dates and exercise prices, than exchange-traded options.

         The staff of the SEC takes the position  that  purchased OTC options and the assets used as "cover" for written OTC options are  illiquid  securities.  Accordingly,  the  Portfolio  will only engage in OTC options  transactions  with dealers that have been specifically  approved by the Sub-advisor.  The Sub-advisor  believes that the approved dealers should be able to enter into closing transactions  if  necessary  and,  therefore,  present  minimal  credit risks to the  Portfolio.  The  Sub-advisor  will monitor the creditworthiness  of the  approved  dealers  on an  on-going  basis.  The  Portfolio  currently  will  not  engage  in  OTC  options transactions  if the amount  invested by the Portfolio in OTC options,  plus a "liquidity  charge" related to OTC options written by the Portfolio,  plus the amount  invested by the Portfolio in other illiquid  securities,  would exceed 15% of the  Portfolio's  net assets.  The "liquidity charge" referred to above is computed as described below.

         The Portfolio  anticipates  entering into  agreements  with dealers to which the Portfolio  sells OTC options.  Under these agreements  the  Portfolio  would have the absolute  right to  repurchase  the OTC options from the dealer at any time at a price no greater than a price  established  under the agreements (the  "Repurchase  Price").  The "liquidity  charge" referred to above for a specific  OTC  option  transaction  will be the  Repurchase  Price  related to the OTC option  less the  intrinsic  value of the OTC option.  The intrinsic  value of an OTC call option for such  purposes  will be the amount by which the current  market value of the underlying  security  exceeds the exercise price. In the case of an OTC put option,  intrinsic value will be the amount by which the exercise  price exceeds the current  market value of the underlying  security.  If there is no such agreement  requiring a dealer to allow the  Portfolio to  repurchase a specific  OTC option  written by the  Portfolio,  the  "liquidity  charge" will be the current market value of the assets serving as "cover" for such OTC option.

                  Options on  Securities  Indices.  The  Portfolio,  as part of its  options  transactions,  may also use options on securities  indices in an attempt to hedge against market  conditions  affecting the value of securities  that the Portfolio owns or intends to purchase,  and not for  speculation.  When the Portfolio  writes an option on a securities  index, it will be required to deposit with its custodian  and  mark-to-market  eligible  securities to the extent  required by  applicable  regulation.  Where the
Portfolio  writes a call option on a securities  index at a time when the contract value exceeds the exercise  price,  the Portfolio will also segregate and  mark-to-market,  until the option expires or is closed out, cash or cash equivalents equal in value to such excess.  The Portfolio may also purchase and sell options on indices other than securities  indices,  as available,  such as foreign currency  indices.  Because  index  options  are  settled in cash,  a call  writer  cannot  determine  the amount of its  settlement obligations  in advance and,  unlike call writing on specific  securities,  cannot cover its  potential  settlement  obligations  by acquiring and holding the underlying  securities.  Index options  involve risks similar to those risks relating to  transactions  in financial futures contracts described below.

         For an  additional  discussion  of  investing  in OTC options and options on  securities  indices,  and the risks  involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Financial  Futures  Contracts  and  Related  Options.  The  Portfolio  may enter into  financial  futures  contracts.  This investment  technique is designed  primarily to hedge (i.e.  protect)  against  anticipated  future changes in market  conditions or foreign  exchange rates which otherwise might affect  adversely the value of securities or other assets which the Portfolio holds or intends to purchase.  For example,  when the near-term market view is bearish but the portfolio  composition is judged  satisfactory for the longer  term,  exposure to  temporary  declines  in the market may be reduced by entering  into  futures  contracts  to sell securities  or the cash value of an index.  Conversely,  where the  near-term  view is bullish,  but the Portfolio is believed to be well  positioned  for the longer term with a high cash position,  the Portfolio can hedge against market  increases by entering into futures  contracts to buy  securities  or the cash value of an index.  In either case,  the use of futures  contracts  would tend to minimize  portfolio  turnover and  facilitate the  Portfolio's  pursuit of its investment  objective.  Also, if the Portfolio  owned long-term  bonds and  interest  rates were  expected to rise,  it could sell  financial  futures  contracts.  If interest  rates did increase,  the value of the bonds held by the Portfolio  would  decline,  but this decline would be offset in whole or in part by an increase in the value of the  Portfolio's  futures  contracts.  If, on the other hand,  long-term  interest  rates were  expected to decline,  the Portfolio could hold short-term debt securities and benefit from the income earned by holding such  securities,  while at the same time the Portfolio could purchase futures  contracts on long-term bonds or the cash value of a securities  index.  Thus, the Portfolio  could take  advantage of the  anticipated  rise in the value of long-term  bonds without  actually  buying them.  The futures  contracts and short-term  debt  securities  could then be liquidated and the cash proceeds used to buy long-term  bonds. At the time of delivery,  in the case of a contract relating to fixed income securities,  adjustments are made to recognize differences in value  arising from the delivery of  securities  with a different  interest  rate than that  specified in the  contract.  In some cases, securities to be delivered under a futures contract may not have been issued at the time the contract was written.

         The market prices of futures  contracts may be affected by certain  factors.  If  participants  in the futures market elect to close out their  contracts  through  offsetting  transactions  rather than meet margin  requirements,  distortions  in the normal relationship  between the assets and futures  market  could  result.  Price  distortions  also could  result if investors in futures contracts  decide to make or take  delivery of  underlying  securities  or other assets  rather than engage in closing  transactions because of the  resultant  reduction in the  liquidity  of the futures  market.  In addition,  because  margin  requirements  in the futures market are less onerous than margin requirements in the cash market,  increased  participation by speculators in the futures market could cause  temporary  price  distortions.  Due to the  possibility of these price  distortions and because of the imperfect correlation  between  movements in the prices of  securities  or other assets and  movements in the prices of futures  contracts,  a correct forecast of market trends by the Sub-advisor still may not result in a successful hedging transaction.

         The  Portfolio may purchase and write call and put options on financial  futures  contracts.  Options on futures  contracts involve risks similar to those risks relating to  transactions  in financial  futures  contracts.  The Portfolio will not enter into any futures  contracts or options on futures  contracts if the aggregate of the contract value of the outstanding  futures contracts of the  Portfolio and futures  contracts  subject to  outstanding  options  written by the  Portfolio  would exceed 50% of the total assets of the  Portfolio.  For an  additional  discussion  of  investing  in financial  futures  contracts  and options on financial futures  contracts and the risks involved  therein,  see this Statement and the Trust's  Prospectus  under "Certain Risk Factors and
Investment Methods."

         Section 4(2) Paper.  The Portfolio may invest in commercial  paper issued by major  corporations  under the  Securities Act of 1933 in reliance on the exemption from  registration  afforded by Section 3(a)(3)  thereof.  Such commercial  paper may be issued only to  finance  current  transactions  and must  mature in nine  months or less.  Such  commercial  paper is traded  primarily  by institutional  investors through investment dealers,  and individual  investor  participation in the commercial paper market is very limited.  The Portfolio also may invest in commercial paper issued in reliance on the so-called "private  placement"  exemption from registration  afforded by Section 4(2) of the Securities  Act of 1933  ("Section  4(2) paper").  Section 4(2) paper is restricted as to disposition  under the federal  securities laws, and generally is sold to  institutional  investors,  such as the Portfolio,  who agree that they are  purchasing the paper for  investment  and not with a view to public  distribution.  Any resale by the purchaser must be in an exempt  transaction.  Section  4(2) paper  normally  is resold to other  institutional  investors  through or with the assistance  of the issuer or  investment  dealers who make a market in the Section 4(2) paper,  thus  providing  liquidity.  Section
4(2) paper will be considered illiquid,  and subject to the Portfolio's  limitation on investing in illiquid securities,  unless the
Sub-advisor determines such Section 4(2) paper to be liquid under guidelines established by the Board of Trustee of the Trust.

         Collateralized  Obligations.  The Portfolio may invest in asset-backed and mortgage-backed  securities,  including interest only ("IO") and principal only ("PO") securities  (collectively,  "collateralized  obligations").  A collateralized  obligation is a debt  security  issued  by a  corporation,  trust  or  custodian,  or by a  U.S.  Government  agency  or  instrumentality,  that  is collateralized by a portfolio or pool of mortgages,  mortgage pass-through  securities,  U.S. Government securities or other assets.
Collateralized obligations, depending on their structure and the rate of prepayments, can be volatile.

         The Portfolio will currently invest in only those  collateralized  obligations that are fully  collateralized and would not materially  alter the risk profile of the  Portfolio.  Fully  collateralized  means that the  collateral  will  generate  cash flows sufficient  to meet  obligations  to holders of the  collateralized  obligations  under even the most  conservative  prepayment  and interest rate  projections.  Thus, the  collateralized  obligations are structured to anticipate a worst case  prepayment  condition and to minimize the  reinvestment  rate risk for cash flows between coupon dates for the  collateralized  obligations.  A worst case prepayment  condition  generally  assumes immediate  prepayment of all securities  purchased at a premium and zero prepayment of all securities  purchased at a discount.  Reinvestment rate risk may be minimized by assuming very conservative  reinvestment  rates and by other means such as by maintaining the flexibility to increase  principal  distributions in a low interest rate environment.  The effective  credit  quality  of the  collateralized  obligations  in such  instances  is the  credit  quality  of the  issuer  of the collateral.  The requirements as to  collateralization  are determined by the issuer or sponsor of the collateralized  obligation in order to satisfy rating  agencies,  if rated.  The Portfolio does not currently intend to invest more than 5% of its total assets in collateralized obligations.

         Because some  collateralized  obligations are issued in classes with varying  maturities and interest  rates,  the investor may obtain greater  predictability of maturity through these collateralized  obligations than through direct investments in mortgage pass-through  securities.  Classes  with  shorter  maturities  may have lower  volatility  and lower  yield  while those with longer maturities  may have  higher  volatility  and higher  yield.  Payments  of  principal  and  interest  on the  underlying  collateral securities  are not passed  through  directly  to the  holders of these  collateralized  obligations.  Rather,  the  payments on the underlying  portfolio  or pool of  obligations  are used to pay  interest  on each  class and to  retire  successive  maturities  in sequence.  These  relationships  may in effect "strip" the interest payments from principal  payments of the underlying  obligations and allow for the separate  purchase of either the interest or the principal  payments,  sometimes  called  interest only ("IO") and principal  only ("PO")  securities.  By  investing  in IOs and POs, an investor  has the option to select from a pool of  underlying collateral the portion of the cash flows that most closely corresponds to the investor's forecast of interest rate movements.

         Collateralized  obligations  are  designed  to be  retired  as the  underlying  obligations  are  repaid.  In the  event of prepayment  on or call of such  securities,  the class of  collateralized  obligation  first to mature  generally  will be paid down first.  Although in most cases the issuer of collateralized  obligations will not supply additional  collateral in the event of such prepayment,  there  generally  will  be  sufficient  collateral  to  secure  collateralized  obligations  that  remain  outstanding.
Governmentally-issued  and privately-issued IO's and PO's will be considered illiquid for purposes of the Portfolio's  limitation on illiquid securities unless they are determined to be liquid under guidelines established by the Board of Trustee.

         In reliance on an interpretation by the SEC, the Portfolio's investments in certain qualifying  collateralized  obligations are not  subject  to the  limitations  in the 1940  Act  regarding  investments  by a  registered  investment  company,  such as the
Portfolio, in another investment company.

         Inverse  Floaters.  The Portfolio  may also invest in "inverse  floaters."  These  inverse  floaters are more volatile than conventional fixed or floating rate  collateralized  obligations,  and their yield and value will fluctuate in inverse proportion to changes in the index upon which rate  adjustments  are based. As a result,  the yield on an inverse floater will generally  increase when market yields (as reflected by the index)  decrease and decrease when market yields  increase.  The extent of the volatility of inverse  floaters  depends on the extent of anticipated  changes in market rates of interest.  Generally,  inverse  floaters provide for interest rate  adjustments  based upon a multiple of the specified  interest index,  which further  increases their  volatility.
The degree of additional  volatility  will be directly  proportional  to the size of the multiple used in determining  interest rate adjustments.  Currently, the Portfolio does not intend to invest more than 5% of its net assets in inverse floaters.

         For an  additional  discussion  of  investing  in  collateralized  obligations  and the risks  involved  therein,  see this
Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

Investment  Policies Which May Be Changed Without  Shareholder  Approval.  The following  limitations are applicable to the AST DeAM
Large-Cap  Growth  Portfolio.  These  limitations  are  not  "fundamental"  restrictions  and  may be  changed  without  shareholder approval.  The Portfolio will not:

         1.       Change its policy to invest at least 80% of the value of its assets in large  capitalization  companies  unless it provides 60 days prior written notice to its shareholders.

         2.       Invest for the purpose of exercising control or management of another issuer.

         3.       Purchase securities of other investment companies, except in compliance with the 1940 Act.

         4.       Invest more than 15% of its net assets in illiquid securities.

AST DeAM Large-Cap Value Portfolio:

Investment  Objective:  The  investment  objective of the Portfolio is to seek maximum  appreciation  of  investors'  capital from a portfolio primarily of value stocks of larger companies.

Investment Policies:

         Options.  The Portfolio may write (sell) call options on securities as long as it owns the  underlying  securities  subject to the option,  or an option to purchase the same underlying  securities having an exercise price equal to or less than the exercise price of the option, or will establish and maintain with the Portfolio's  custodian for the term of the option a segregated  account consisting  of cash or other  liquid  securities  ("eligible  securities")  to the  extent  required  by  applicable  regulation  in connection with the optioned  securities.  The Portfolio may write put options  provided that, so long as the Portfolio is obligated as the writer of the  option,  the  Portfolio  owns an option to sell the  underlying  securities  subject  to the option  having an exercise  price equal to or greater than the exercise  price of the option,  or it deposits and  maintains  with the  custodian in a segregated  account  eligible  securities  having a value equal to or greater  than the  exercise  price of the option.  The premium received  for  writing an option will  reflect,  among other  things,  the current  market  price of the  underlying  security,  the relationship  of the exercise  price to such market price,  the price  volatility of the  underlying  security,  the option  period, supply and demand and  interest  rates.  The  Portfolio  may write or  purchase  spread  options,  which are  options  for which the exercise  price may be a fixed dollar spread or yield spread between the security  underlying  the option and another  security that is used as a  benchmark.  The  exercise  price of an  option  may be  below,  equal  to or above  the  current  market  value of the underlying  security  at the time the option is written.  The  Portfolio  may write  (sell) call and put options on up to 25% of net assets and may  purchase put and call  options  provided  that no more than 5% of its net assets may be invested in premiums on such options.

         If a secured put option expires unexercised,  the writer realizes a gain from the amount of the premium,  plus the interest income on the securities in the segregated  account.  If the secured put writer has to buy the  underlying  security  because of the exercise of the put option,  the secured put writer  incurs an  unrealized  loss to the extent that the current  market value of the underlying  security is less than the exercise  price of the put option.  However,  this would be offset in whole or in part by gain from the premium received and any interest income earned on the securities in the segregated account.

         For an additional  discussion of investing in options and the risks  involved  therein,  see this Statement and the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

                  Over-the-Counter  Options.  The Portfolio may deal in  over-the-counter  traded  options ("OTC  options").  Unlike exchange-traded  options,  OTC options are transacted directly with dealers and not with a clearing  corporation.  Since there is no exchange,  pricing is normally done by reference to information from market makers,  which information is carefully monitored by the
Sub-advisor  and verified in  appropriate  cases.  In writing OTC options,  the  Portfolio  receives the premium in advance from the dealer.  OTC options are available for a greater  variety of securities or other assets,  and for a wider range of expiration  dates and exercise prices, than exchange-traded options.

         The staff of the SEC takes the position  that  purchased OTC options and the assets used as "cover" for written OTC options are  illiquid  securities.  Accordingly,  the  Portfolio  will only engage in OTC options  transactions  with dealers that have been specifically  approved by the Sub-advisor.  The Sub-advisor  believes that the approved dealers should be able to enter into closing transactions  if  necessary  and,  therefore,  present  minimal  credit risks to the  Portfolio.  The  Sub-advisor  will monitor the creditworthiness  of the  approved  dealers  on an  on-going  basis.  The  Portfolio  currently  will  not  engage  in  OTC  options transactions  if the amount  invested by the Portfolio in OTC options,  plus a "liquidity  charge" related to OTC options written by the Portfolio,  plus the amount  invested by the Portfolio in other illiquid  securities,  would exceed 15% of the  Portfolio's  net assets.  The "liquidity charge" referred to above is computed as described below.

         The Portfolio  anticipates  entering into  agreements  with dealers to which the Portfolio  sells OTC options.  Under these agreements  the  Portfolio  would have the absolute  right to  repurchase  the OTC options from the dealer at any time at a price no greater than a price  established  under the agreements (the  "Repurchase  Price").  The "liquidity  charge" referred to above for a specific  OTC  option  transaction  will be the  Repurchase  Price  related to the OTC option  less the  intrinsic  value of the OTC option.  The intrinsic  value of an OTC call option for such  purposes  will be the amount by which the current  market value of the underlying  security  exceeds the exercise price. In the case of an OTC put option,  intrinsic value will be the amount by which the exercise  price exceeds the current  market value of the underlying  security.  If there is no such agreement  requiring a dealer to allow the  Portfolio to  repurchase a specific  OTC option  written by the  Portfolio,  the  "liquidity  charge" will be the current market value of the assets serving as "cover" for such OTC option.

                  Options on  Securities  Indices.  The  Portfolio,  as part of its  options  transactions,  may also use options on securities  indices in an attempt to hedge against market  conditions  affecting the value of securities  that the Portfolio owns or intends to purchase,  and not for  speculation.  When the Portfolio  writes an option on a securities  index, it will be required to deposit with its custodian  and  mark-to-market  eligible  securities to the extent  required by  applicable  regulation.  Where the
Portfolio  writes a call option on a securities  index at a time when the contract value exceeds the exercise  price,  the Portfolio will also segregate and  mark-to-market,  until the option expires or is closed out, cash or cash equivalents equal in value to such excess.  The Portfolio may also purchase and sell options on indices other than securities  indices,  as available,  such as foreign currency  indices.  Because  index  options  are  settled in cash,  a call  writer  cannot  determine  the amount of its  settlement obligations  in advance and,  unlike call writing on specific  securities,  cannot cover its  potential  settlement  obligations  by acquiring and holding the underlying  securities.  Index options  involve risks similar to those risks relating to  transactions  in financial futures contracts described below.

         For an  additional  discussion  of  investing  in OTC options and options on  securities  indices,  and the risks  involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Financial  Futures  Contracts  and  Related  Options.  The  Portfolio  may enter into  financial  futures  contracts.  This investment  technique is designed  primarily to hedge (i.e.  protect)  against  anticipated  future changes in market  conditions or foreign  exchange rates which otherwise might affect  adversely the value of securities or other assets which the Portfolio holds or intends to purchase.  For example,  when the near-term market view is bearish but the portfolio  composition is judged  satisfactory for the longer  term,  exposure to  temporary  declines  in the market may be reduced by entering  into  futures  contracts  to sell securities  or the cash value of an index.  Conversely,  where the  near-term  view is bullish,  but the Portfolio is believed to be well  positioned  for the longer term with a high cash position,  the Portfolio can hedge against market  increases by entering into futures  contracts to buy  securities  or the cash value of an index.  In either case,  the use of futures  contracts  would tend to minimize  portfolio  turnover and  facilitate the  Portfolio's  pursuit of its investment  objective.  Also, if the Portfolio  owned long-term  bonds and  interest  rates were  expected to rise,  it could sell  financial  futures  contracts.  If interest  rates did increase,  the value of the bonds held by the Portfolio  would  decline,  but this decline would be offset in whole or in part by an increase in the value of the  Portfolio's  futures  contracts.  If, on the other hand,  long-term  interest  rates were  expected to decline,  the Portfolio could hold short-term debt securities and benefit from the income earned by holding such  securities,  while at the same time the Portfolio could purchase futures  contracts on long-term bonds or the cash value of a securities  index.  Thus, the Portfolio  could take  advantage of the  anticipated  rise in the value of long-term  bonds without  actually  buying them.  The futures  contracts and short-term  debt  securities  could then be liquidated and the cash proceeds used to buy long-term  bonds. At the time of delivery,  in the case of a contract relating to fixed income securities,  adjustments are made to recognize differences in value  arising from the delivery of  securities  with a different  interest  rate than that  specified in the  contract.  In some cases, securities to be delivered under a futures contract may not have been issued at the time the contract was written.

         The market prices of futures  contracts may be affected by certain  factors.  If  participants  in the futures market elect to close out their  contracts  through  offsetting  transactions  rather than meet margin  requirements,  distortions  in the normal relationship  between the assets and futures  market  could  result.  Price  distortions  also could  result if investors in futures contracts  decide to make or take  delivery of  underlying  securities  or other assets  rather than engage in closing  transactions because of the  resultant  reduction in the  liquidity  of the futures  market.  In addition,  because  margin  requirements  in the futures market are less onerous than margin requirements in the cash market,  increased  participation by speculators in the futures market could cause  temporary  price  distortions.  Due to the  possibility of these price  distortions and because of the imperfect correlation  between  movements in the prices of  securities  or other assets and  movements in the prices of futures  contracts,  a correct forecast of market trends by the Sub-advisor still may not result in a successful hedging transaction.

         The  Portfolio may purchase and write call and put options on financial  futures  contracts.  Options on futures  contracts involve risks similar to those risks relating to  transactions  in financial  futures  contracts.  The Portfolio will not enter into any futures  contracts or options on futures  contracts if the aggregate of the contract value of the outstanding  futures contracts of the  Portfolio and futures  contracts  subject to  outstanding  options  written by the  Portfolio  would exceed 50% of the total assets of the  Portfolio.  For an  additional  discussion  of  investing  in financial  futures  contracts  and options on financial futures  contracts and the risks involved  therein,  see this Statement and the Trust's  Prospectus  under "Certain Risk Factors and
Investment Methods."

         Section 4(2) Paper.  The Portfolio may invest in commercial  paper issued by major  corporations  under the  Securities Act of 1933 in reliance on the exemption from  registration  afforded by Section 3(a)(3)  thereof.  Such commercial  paper may be issued only to  finance  current  transactions  and must  mature in nine  months or less.  Such  commercial  paper is traded  primarily  by institutional  investors through investment dealers,  and individual  investor  participation in the commercial paper market is very limited.  The Portfolio also may invest in commercial paper issued in reliance on the so-called "private  placement"  exemption from registration  afforded by Section 4(2) of the Securities  Act of 1933  ("Section  4(2) paper").  Section 4(2) paper is restricted as to disposition  under the federal  securities laws, and generally is sold to  institutional  investors,  such as the Portfolio,  who agree that they are  purchasing the paper for  investment  and not with a view to public  distribution.  Any resale by the purchaser must be in an exempt  transaction.  Section  4(2) paper  normally  is resold to other  institutional  investors  through or with the assistance  of the issuer or  investment  dealers who make a market in the Section 4(2) paper,  thus  providing  liquidity.  Section
4(2) paper will be considered illiquid,  and subject to the Portfolio's  limitation on investing in illiquid securities,  unless the
Sub-advisor determines such Section 4(2) paper to be liquid under guidelines established by the Board of Trustee of the Trust.

         Collateralized  Obligations.  The Portfolio may invest in asset-backed and mortgage-backed  securities,  including interest only ("IO") and principal only ("PO") securities  (collectively,  "collateralized  obligations").  A collateralized  obligation is a debt  security  issued  by a  corporation,  trust  or  custodian,  or by a  U.S.  Government  agency  or  instrumentality,  that  is collateralized by a portfolio or pool of mortgages,  mortgage pass-through  securities,  U.S. Government securities or other assets.
Collateralized obligations, depending on their structure and the rate of prepayments, can be volatile.

         The Portfolio will currently invest in only those  collateralized  obligations that are fully  collateralized and would not materially  alter the risk profile of the  Portfolio.  Fully  collateralized  means that the  collateral  will  generate  cash flows sufficient  to meet  obligations  to holders of the  collateralized  obligations  under even the most  conservative  prepayment  and interest rate  projections.  Thus, the  collateralized  obligations are structured to anticipate a worst case  prepayment  condition and to minimize the  reinvestment  rate risk for cash flows between coupon dates for the  collateralized  obligations.  A worst case prepayment  condition  generally  assumes immediate  prepayment of all securities  purchased at a premium and zero prepayment of all securities  purchased at a discount.  Reinvestment rate risk may be minimized by assuming very conservative  reinvestment  rates and by other means such as by maintaining the flexibility to increase  principal  distributions in a low interest rate environment.  The effective  credit  quality  of the  collateralized  obligations  in such  instances  is the  credit  quality  of the  issuer  of the collateral.  The requirements as to  collateralization  are determined by the issuer or sponsor of the collateralized  obligation in order to satisfy rating  agencies,  if rated.  The Portfolio does not currently intend to invest more than 5% of its total assets in collateralized obligations.

         Because some  collateralized  obligations are issued in classes with varying  maturities and interest  rates,  the investor may obtain greater  predictability of maturity through these collateralized  obligations than through direct investments in mortgage pass-through  securities.  Classes  with  shorter  maturities  may have lower  volatility  and lower  yield  while those with longer maturities  may have  higher  volatility  and higher  yield.  Payments  of  principal  and  interest  on the  underlying  collateral securities  are not passed  through  directly  to the  holders of these  collateralized  obligations.  Rather,  the  payments on the underlying  portfolio  or pool of  obligations  are used to pay  interest  on each  class and to  retire  successive  maturities  in sequence.  These  relationships  may in effect "strip" the interest payments from principal  payments of the underlying  obligations and allow for the separate  purchase of either the interest or the principal  payments,  sometimes  called  interest only ("IO") and principal  only ("PO")  securities.  By  investing  in IOs and POs, an investor  has the option to select from a pool of  underlying collateral the portion of the cash flows that most closely corresponds to the investor's forecast of interest rate movements.

         Collateralized  obligations  are  designed  to be  retired  as the  underlying  obligations  are  repaid.  In the  event of prepayment  on or call of such  securities,  the class of  collateralized  obligation  first to mature  generally  will be paid down first.  Although in most cases the issuer of collateralized  obligations will not supply additional  collateral in the event of such prepayment,  there  generally  will  be  sufficient  collateral  to  secure  collateralized  obligations  that  remain  outstanding.
Governmentally-issued  and privately-issued IO's and PO's will be considered illiquid for purposes of the Portfolio's  limitation on illiquid securities unless they are determined to be liquid under guidelines established by the Board of Trustee.

         In reliance on an interpretation by the SEC, the Portfolio's investments in certain qualifying  collateralized  obligations are not  subject  to the  limitations  in the 1940  Act  regarding  investments  by a  registered  investment  company,  such as the
Portfolio, in another investment company.

         Inverse  Floaters.  The Portfolio  may also invest in "inverse  floaters."  These  inverse  floaters are more volatile than conventional fixed or floating rate  collateralized  obligations,  and their yield and value will fluctuate in inverse proportion to changes in the index upon which rate  adjustments  are based. As a result,  the yield on an inverse floater will generally  increase when market yields (as reflected by the index)  decrease and decrease when market yields  increase.  The extent of the volatility of inverse  floaters  depends on the extent of anticipated  changes in market rates of interest.  Generally,  inverse  floaters provide for interest rate  adjustments  based upon a multiple of the specified  interest index,  which further  increases their  volatility.
The degree of additional  volatility  will be directly  proportional  to the size of the multiple used in determining  interest rate adjustments.  Currently, the Portfolio does not intend to invest more than 5% of its net assets in inverse floaters.

         For an  additional  discussion  of  investing  in  collateralized  obligations  and the risks  involved  therein,  see this
Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

Investment  Policies Which May Be Changed Without  Shareholder  Approval.  The following  limitations are applicable to the AST DeAM
Large-Cap Value Portfolio.  These limitations are not "fundamental"  restrictions and may be changed without  shareholder  approval.
The Portfolio will not:

         1.       Change its policy to invest at least 80% of the value of its assets in large  capitalization  companies  unless it provides 60 days prior written notice to its shareholders.

         2.       Invest for the purpose of exercising control or management of another issuer.

         3.       Purchase securities of other investment companies, except in compliance with the 1940 Act.

         4.       Invest more than 15% of its net assets in illiquid securities.

AST Alliance/Bernstein Growth + Value Portfolio:

Investment Objective: The investment objective of the Portfolio is to seek capital growth by investing approximately 50% of its assets in growth stocks of large companies and 50% of its assets in value stocks of large companies.

Investment Policies:

         Convertible  Securities.  The Portfolio may invest in convertible  securities,  which are  convertible at a stated exchange
rate  into  common  stock.  Prior  to  their  conversion,   convertible   securities  have  the  same  general   characteristics  as
non-convertible  debt  securities,  as they  provide a stable  stream of income with  generally  higher  yields than those of equity securities  of the same or similar  issuers.  As with all debt  securities,  the market  value of  convertible  securities  tends to decline as interest rates increase and, conversely,  to increase as interest rates decline.  Convertible  securities generally offer lower interest or dividend yields than  non-convertible  debt securities of similar quality.  However,  when the market price of the common stock underlying a convertible security increases,  the price of the convertible security  increasingly reflects the value of the  underlying  common  stock  and may rise  accordingly.  As the  market  price  of the  underlying  common  stock  declines,  the convertible  security  tends  to  trade  increasingly  on a yield  basis,  and thus may not  depreciate  to the same  extent  as the underlying  common  stock.  Convertible  securities  rank  senior  to common  stocks  on an  issuer's  capital  structure.  They are consequently  of higher  quality and entail less risk than the  issuer's  common  stock,  although  the extent to which such risk is reduced  depends  in large  measure  upon the  degree to which the  convertible  security  sells  above its value as a fixed  income security.  The Portfolio  may invest up to 20% of the growth  portion of its net assets in the  convertible  securities of companies whose  common  stocks are  eligible  for  purchase by the  Portfolio  under the  investment  policies  described  above.  Additional information about convertible securities is included in the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Rights and  Warrants.  The  Portfolio  may invest up to 5% of the growth  portion of its net assets in rights or  warrants, but will do so only if the equity  securities  themselves are deemed  appropriate by the Sub-advisor for inclusion in the Portfolio.
Rights and  warrants  may be more  speculative  than  certain  other  types of  investments  in that they do not entitle a holder to dividends or voting rights with respect to the  securities  which may be purchased nor do they represent any rights in the assets of the  issuing  company.  Also,  the  value of a right or  warrant  does  not  necessarily  change  with the  value of the  underlying securities.  Additional  information  about  warrants  is  included  in the  Trust's  Prospectus  under  "Certain  Risk  Factors and
Investment Methods."

         Foreign Securities.  The Portfolio may invest up to 15% of the value of its total assets in foreign  securities.  A foreign security is a security issued by a non-U.S.  company which is defined as a company that (i) is organized  outside the United States;
(ii) has their principal place of business outside the United States;  and (iii) issues securities  traded  principally in a foreign country.  Companies  that do not fall within the  definition of a non-U.S.  company shall be considered a U.S.  company for purposes of this  definition.  American  Depositary  Receipts  (ADRs) are not  considered  foreign  securities  for the  purposes  of the 15%
limitation on foreign  securities.  Additional  information  about foreign  securities and their risks is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

Options and Futures:

While the  Portfolio  does not  anticipate  utilizing  them on a regular  basis,  the  Portfolio may from time to time may engage in options and futures  transactions as described below.  Additional  information about option,  futures and their risks is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Options on Securities.  The Portfolio may write  exchange-traded  call options on common stocks,  and may purchase and sell exchange-traded  call and put options on common stocks written by others or combinations  thereof.  The Portfolio will not write put options.

         Generally,  the opportunity for profit from the writing of options is higher, and consequently the risks are greater,  when the stocks  involved are lower priced or volatile,  or both.  While an option that has been written is in force,  the maximum profit that may be derived from the optioned  stock is the premium less  brokerage  commissions  and fees.  The Portfolio  will not write a call unless the  Portfolio at all times  during the option  period owns either (a) the  optioned  securities  or has an absolute and immediate right to acquire that security  without  additional cash  consideration  (or for additional cash  consideration  held in a segregated  account by its custodian) upon conversion or exchange of other  securities held in its portfolio or (b) a call option on the same security and in the same  principal  amount as the call written  where the exercise  price of the call held (i) is equal to or less  than the  exercise  price of the call  written  or (ii) is  greater  than the  exercise  price of the call  written  if the difference is maintained by the Portfolio in liquid assets in a segregated account with its Custodian.

         Premiums  received by the Portfolio in connection with writing call options will vary widely.  Commissions,  stock transfer taxes and other  expenses of the  Portfolio  must be deducted  from such  premium  receipts.  Calls  written by the  Portfolio  will ordinarily be sold either on a national securities  exchange or through put and call dealers,  most, if not all, of whom are members of a national  securities  exchange  on which  options are traded,  and will be  endorsed  or  guaranteed  by a member of a national securities  exchange or qualified  broker-dealer.  The endorsing or guaranteeing  firm requires that the option writer (in this case the  Portfolio)  maintain a margin account  containing  either  corresponding  stock or other equity as required by the endorsing or guaranteeing firm.

         The  Portfolio  will not sell a call option  written by it if, as a result of the sale,  the  aggregate of the  Portfolio's portfolio  securities  subject  to  outstanding  call  options  (valued  at the lower of the  option  price or market  value of such securities) would exceed 15% of the growth portion of the Portfolio's total assets.

         The  Portfolio  may purchase or write  options on  securities  of the types in which it is permitted to invest in privately negotiated (i.e.,  over-the-counter)  transactions.  The Sub-advisor has adopted procedures for monitoring the  creditworthiness  of financial institutions with which over-the-counter options transactions are effected.

         In buying a call,  the Portfolio  would be in a position to realize a gain if, during the option  period,  the price of the shares  increased by an amount in excess of the premium paid and  commissions  payable on exercise.  It would  realize a loss if the price of the security  declined or remained  the same or did not  increase  during the period by more than the amount of the premium and  commissions  payable on exercise.  In buying a put, the Portfolio  would realize a loss if the price of the security  increased or remained  the same or did not  decrease  during that  period by more than the amount of the  premium and  commissions  payable on exercise.  In addition, the Portfolio could realize a gain or loss on such options by selling them.

         The aggregate cost of all outstanding  options purchased and held by the Portfolio,  including options on market indices as described below, will at no time exceed 10% of the growth portion of the Portfolio's total assets.

         Options on Market  Indices.  The Portfolio may purchase and sell  exchange-traded  index  options.  Through the purchase of listed  index  options,  the  portfolio  could  achieve  many of the same  objectives  as through  the use of options on  individual securities.  Price  movements in the  Portfolio's  securities  probably will not correlate  perfectly with movements in the level of the index and,  therefore,  the Portfolio would bear a risk of loss on index options purchased by it if favorable price movements of the hedged  portfolio  securities do not equal or exceed losses on the options or if adverse price movements of the hedged portfolio securities are greater than gains realized from the options.

         Stock Index  Futures.  The Portfolio may purchase and sell stock index futures  contracts.  A stock index futures  contract is a bilateral  agreement  pursuant to which two parties  agree to take or make  delivery of an amount of liquid  assets  equal to a specified  dollar  amount  multiplied  by the  difference  between the stock index value at the close of the last trading day of the contract and the price at which the futures  contract is originally  struck.  No physical  delivery of the underlying  stocks in the index is made.  The Portfolio will not purchase or sell options on stock index futures contracts.

         The Portfolio may not purchase or sell a stock index future if, immediately  thereafter,  more than 30% of its total assets would be hedged by stock index  futures.  The  Portfolio may not purchase or sell a stock index future if,  immediately  thereafter, the sum of the amount of margin deposits on the Portfolio's  existing  futures  positions would exceed 5% of the market value of the
Portfolio's total assets.

         Currently,  stock index  futures  contracts  can be purchased or sold with respect to the Standard & Poor's 500 Stock Index on the Chicago  Mercantile  Exchange,  the New York Stock Exchange  Composite  Index on the New York Futures  Exchange and the Value
Line Stock Index on the Kansas City Board of Trade.  The Sub-advisor  does not believe that  differences in composition of the three indices will create any  differences  in the price  movements of the stock index  futures  contracts in relation to the movements in such indices.  However,  such  differences in the indices may result in  differences  in  correlation of the futures  contracts with movements in the value of the  securities  being hedged.  The  Portfolio  reserves the right to purchase or sell stock index futures contracts that may be created in the future.

         The nature of initial  margin in futures  transactions  is different from that of margin in security  transactions  in that futures  contract  margin does not involve the  borrowing of funds to finance  transactions.  Rather,  the initial  margin is in the nature of a  performance  bond or good faith  deposit on the contract  which is returned to the Portfolio  upon  termination  of the futures contract, assuming all contractual obligations have been satisfied.

         There are several risks in connection  with the use of stock index futures by the Portfolio as a hedging  device.  One risk arises  because of the imperfect  correlation  between  movements in the price of the stock index futures and movements in the price of the  securities  which are the  subject of the hedge.  The price of the stock  index  futures may move more than or less than the price of the  securities  being hedged.  If the price of the stock index futures moves less than the price of the  securities  which are the subject of the hedge,  the hedge will not be fully  effective but, if the price of the securities  being hedged has moved in an  unfavorable  direction,  the  Portfolio  would be in a better  position  than if it had not  hedged at all.  If the price of the securities  being  hedged has moved in a favorable  direction,  this  advantage  will be  partially  offset by the loss on the index future.  If the price of the future moves more than the price of the stock,  the Portfolio will experience  either a loss or gain on the future which will not be completely  offset by movements in the price of the securities  which are the subject of the hedge.  To compensate  for the imperfect  correlation  of movements in the price of  securities  being hedged and movements in the price of the stock index futures,  the Portfolio may buy or sell stock index futures  contracts in a greater dollar amount than the dollar amount of securities  being hedged if the volatility  over a particular  time period of the prices of such securities has been greater than the volatility over such time period for the index, or if otherwise  deemed to be appropriate by the  Sub-advisor.  Conversely,  the
Portfolio may buy or sell fewer stock index futures  contracts if the volatility  over a particular time period of the prices of the securities  being  hedged is less than the  volatility  over such time  period  of the stock  index,  or if  otherwise  deemed to be appropriate by the Sub-advisor.

         Where  futures are  purchased to hedge  against a possible  increase in the price of stock before the  Portfolio is able to invest its cash (or cash  equivalents)  in stocks (or  options) in an orderly  fashion,  it is possible  that the market may decline instead.  If the  Sub-advisor  then  concludes  not to invest in stock or  options at that time  because  of concern as to  possible further  market  decline or for other  reasons,  the Portfolio  will realize a loss on the futures  contract that is not offset by a reduction in the price of securities purchased.

         The Portfolio's  Sub-advisor  intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with due consideration to liquidity.

         Portfolio Turnover.  The Portfolio's  investment  policies as described above are based on the Sub-advisor's  assessment of fundamentals in the context of changing market  valuations.  Therefore,  they may under some conditions  involve frequent  purchases and sales of shares of a particular  issuer as well as the  replacement  of  securities.  The  Sub-advisor  expects that more of its portfolio  turnover will be attributable  to increases and decreases in the size of particular  portfolio  positions  rather than to the complete  elimination of a particular issuer's  securities from the Portfolio.  It is anticipated that the growth portion of the
Portfolio may have portfolio  turnover  exceeding  100%.  For more  information  on portfolio  turnover,  see this Statement and the
Trust's Prospectus under "Portfolio Turnover."

         Investment  Policies Which May Be Changed Without  Shareholder  Approval.  The following  limitations are applicable to the
AST  Alliance/Bernstein  Growth + Value Portfolio.  These limitations are not "fundamental"  restrictions and may be changed without shareholder approval.  The Portfolio will not:

         1.       Invest in companies for the purpose of exercising control;

         2.       Purchase the securities of any other investment  company or investment  trust,  except in compliance with the 1940
Act;

         3.       Invest in interests in oil, gas or other mineral exploration or development programs,  except that it may purchase and sell securities of companies that deal in oil, gas or other mineral exploration or development programs;

         4.       Make short sales of securities  or purchase  securities  on margin  except for such  short-term  credits as may be necessary for the clearance of transactions;

         5.       Purchase  illiquid  securities if immediately  after such  investment  more than 15% of the Portfolio's net assets
(taken at market value) would be so invested;

         Whenever any investment  restriction  states a maximum  percentage of the  Portfolio's  assets which may be invested in any security or other asset,  it is intended that such  percentage be determined  immediately  after and as a result of the  Portfolio's acquisition  of such  securities or other assets.  Accordingly,  any later  increase or decrease in percentage  beyond the specified limitation resulting from changes in values or net assets will not be considered a violation of any such maximum.

AST Sanford Bernstein Core Value Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek long-term capital growth.

Investment Policies:

         As a  diversified  fund,  no more than 5% of the assets of the  Portfolio  may be invested in the  securities of one issuer
(other than U.S.  Government  Securities),  except that up to 25% of the Portfolio's  assets may be invested  without regard to this limitation.  The Portfolio will not invest more than 25% of its assets in the securities of issuers in any one industry.

         Short-Term  Instruments.  When  the  Portfolio  experiences  large  cash  inflows  or  anticipates  substantial  redemption requests,  the  Portfolio  may hold  short-term  investments  for a limited  time  pending the  purchase of equity  securities.  The
Portfolio's  short-term  instruments may consist of: (i) short-term  obligations issued or guaranteed by the U.S.  government or any of its agencies or  instrumentalities  or by any of the states; (ii) other short-term debt securities rated AA or higher by Standard
& Poor's  ("S&P") or Aa or higher by  Moody's  or, if  unrated,  of  comparable  quality in the  opinion of the  Sub-advisor;  (iii)
commercial paper; (iv) bank obligations,  including negotiable certificates of deposit, time deposits and bankers' acceptances;  and
(v) repurchase  agreements.  At the time the Portfolio invests in commercial paper, bank obligations or repurchase  agreements,  the issuer or the  issuer's  parent  must have  outstanding  debt rated AA or higher by S&P or Aa or higher by  Moody's  or  outstanding commercial paper or bank obligations  rated A-1 by S&P or Prime-1 by Moody's;  or, if no such ratings are available,  the instrument must be of comparable quality in the opinion of the Sub-advisor.

         Certificates  of  Deposit  and  Bankers'  Acceptances.  Certificates  of  deposit  are  receipts  issued  by  a  depositary institution  in exchange for the deposit of funds.  The issuer  agrees to pay the amount  deposited  plus  interest to the bearer of the receipt on the date  specified  on the  certificate.  The  certificate  usually can be traded in the  secondary  market prior to maturity.  Bankers'  acceptances  typically arise from short-term credit arrangements  designed to enable businesses to obtain funds to finance  commercial  transactions.  Generally,  an  acceptance  is a time draft  drawn on a bank by an exporter or an importer to obtain  a stated  amount  of funds to pay for  specific  merchandise.  The  draft is then  "accepted"  by a bank  that,  in  effect, unconditionally  guarantees to pay the face value of the  instrument on its maturity  date.  The  acceptance may then be held by the accepting  bank as an asset or it may be sold in the  secondary  market at the  going  rate of  discount  for a  specific  maturity.
Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

         Commercial Paper.  Commercial paper consists of short-term  (usually from 1 to 270 days) unsecured  promissory notes issued by  corporations in order to finance their current  operations.  A variable amount master demand note (which is a type of commercial paper)  represents a direct borrowing  arrangement  involving  periodically  fluctuating  rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

         U.S.  Government  Obligations.  The Portfolio may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities.  These  obligations  may or may not be backed by the "full  faith and credit" of the United  States.  In the case of securities  not backed by the full faith and credit of the United  States,  the Portfolio  must look  principally  to the federal agency  issuing or  guaranteeing  the obligation  for ultimate  repayment,  and may not be able to assert a claim against the United
States  itself  in the event the  agency  or  instrumentality  does not meet its  commitments.  Government  securities  in which the
Portfolio  may  invest  that are not  backed by the full faith and credit of the United  States  include,  but are not  limited  to, obligations of the Tennessee  Valley  Authority,  the Federal Home Loan Mortgage  Corporation and the U.S.  Postal Service,  each of which has the right to borrow from the U.S.  Treasury to meet its  obligations,  and  obligations  of the Federal Farm Credit System and the Federal Home Loan Banks,  both of whose  obligations  may be satisfied only by the individual  credit of the issuing agency.
Securities  that are backed by the full faith and  credit of the  United  States  include  obligations  of the  Government  National
Mortgage Association, the Farmers Home Administration, and the Export-Import Bank.

         Equity  Investments.  The Portfolio may invest in equity  securities listed on any domestic  securities  exchange or traded in the  over-the-counter  markets,  including ADRs and U.S. dollar denominated  securities of foreign issuers that trade on domestic exchanges and in the  over-the-counter  markets..  They may or may not pay dividends or carry voting  rights.  Common stock occupies the most junior position in a company's capital structure.

Futures Contracts and Options on Futures Contracts.

         Futures  Contracts.  The Portfolio may enter into securities  index futures  contracts.  U.S.  futures  contracts have been designed  by  exchanges  which  have been  designated  "contracts  markets"  by the  CFTC,  and must be  executed  through a futures commission  merchant,  or brokerage firm, which is a member of the relevant contract market.  Futures contracts trade on a number of exchange markets,  and, through their clearing  corporations,  the exchanges  guarantee  performance of the contracts as between the clearing members of the exchange.  These investments will be made by the Portfolio solely for hedging purposes.

         At the same time a futures  contract is purchased or sold,  the  Portfolio  must  allocate  cash or securities as a deposit payment  ("initial  margin").  It is expected  that the initial  margin would be  approximately  1 1/2% to 5% of a  contract's  face value.  Daily  thereafter,  the futures contract is valued and the payment of "variation  margin" may be required,  because each day the Portfolio will provide or receive cash that reflects any decline or increase in the contract's value.

         Although  futures  contracts by their terms call for the actual  delivery or acquisition  of securities,  in most cases the contractual  obligation is fulfilled  before the date of the contract  without  having to make or take  delivery of the  securities.
The offsetting of a contractual  obligation is accomplished by buying (or selling, as the case may be) on a commodities  exchange an identical  futures  contract  calling for delivery in the same month.  Such a transaction,  which is effected through a member of an exchange,  cancels the obligation to make or take delivery of the securities.  Because  transactions in the futures market are made, offset or fulfilled  through a  clearinghouse  associated  with the exchange on which the contracts are traded,  the Portfolio  will incur  brokerage fees when it purchases or sells futures  contracts.  The liquidity of the futures  market  depends on  participants entering into offsetting  transactions  rather than making or taking  delivery.  To the extent  participants  decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion.

         In addition,  futures  contracts entail other risks.  Nonetheless,  the Sub-advisor  believes that use of such contracts in certain  circumstances  will benefit the  Portfolio.  For an  additional  discussion  of futures  contracts  and the risks  involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Options on Futures  Contracts.  The Portfolio may use stock index futures on a continual  basis to "equitize"  cash so that the Portfolio  may maintain 100% equity  exposure.  The  Portfolio  will not enter into any futures  contracts or options on futures contracts if immediately  thereafter the amount of margin  deposits on all the futures  contracts of the Portfolio and premiums paid on outstanding  options on futures  contracts owned by the Portfolio (other than those entered into for bona fide hedging  purposes)
would exceed 5% of the market value of the total assets of the Portfolio.

         A futures  option  gives the  holder,  in return for the  premium  paid,  the right to buy (call) from or sell (put) to the writer of the option a futures  contract  at a  specified  price at any time during the period of the  option.  Upon  exercise,  the writer of the option is  obligated to pay the  difference  between the cash value of the futures  contract  and the exercise  price.
Like the buyer or seller of a futures  contract,  the holder,  or writer, of an option has the right to terminate its position prior to the scheduled  expiration of the option by selling or purchasing an option of the same series,  at which time the person entering into the closing  transaction  will realize a gain or loss. The Portfolio  will be required to deposit  initial margin and variation margin with respect to put and call options on futures  contracts written by it pursuant to brokers'  requirements  similar to those described  above.  Net option  premiums  received will be included as initial margin  deposits.  In  anticipation  of an increase in securities  prices,  the  Portfolio  may  purchase  call options on futures  contracts  as a substitute  for the purchase of futures contracts to hedge against a possible  increase in the price of securities  that the Portfolio  intends to purchase.  Similarly,  if the value of the  securities  held by the Portfolio is expected to decline,  the Portfolio  might  purchase put options or sell call options on futures contracts rather than sell futures contracts.

         Investments in futures options  involve some of the same  considerations  that are involved in connection with  investments in futures  contracts (for example,  the existence of a liquid  secondary  market).  In addition,  the purchase or sale of an option also entails the risk that changes in the value of the  underlying  futures  contract will not correspond to changes in the value of the option  purchased.  Depending on the pricing of the option  compared to either the futures  contract upon which it is based,  or upon the price of the  securities  being hedged,  an option may or may not be less risky than  ownership of the futures  contract or such  securities.  In  general,  the market  prices of options can be expected  to be more  volatile  than the market  prices on the underlying  futures contract.  Compared to the purchase or sale of futures contracts,  however,  the purchase of call or put options on futures  contracts may frequently  involve less potential risk to the Portfolio because the maximum amount at risk is the premium paid for the options  (plus  transaction  costs).  The writing of an option on a futures  contact  involves  risks  similar to those risks relating to the sale of futures contracts.

         Options on Securities  Indices.  The  Portfolio  may purchase and write (sell) call and put options on securities  indices.
Such  options  give the holder  the right to receive a cash  settlement  during  the term of the  option  based upon the  difference between the exercise price and the value of the index.

         Options on  securities  indices  entail  certain  risks.  The  absence of a liquid  secondary  market to close out  options positions on  securities  indices may occur,  although the  Portfolio  generally  will only  purchase or write such an option if the
Sub-advisor believes the option can be closed out.

         Use of options on securities  indices also entails the risk that trading in such options may be  interrupted  if trading in certain  securities  included in the index is  interrupted.  The  Portfolio  will not purchase such options  unless the  Sub-advisor believes the market is  sufficiently  developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

         For an additional  discussion of options and the risks  involved  therein,  see this  Statement and the Trust's  Prospectus under "Certain Risk Factors and Investment Methods."

         Investment  Policies Which May Be Changed Without  Shareholder  Approval.  The following  limitations are not "fundamental"
restrictions and may be changed by the Trustees of the Trust without shareholder approval.  The Portfolio will not:

         1.       Purchase  any security or evidence of interest  therein on margin,  except that such  short-term  credit as may be necessary for the clearance of purchases  and sales of  securities  may be obtained and except that deposits of initial  deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

         2.       Invest for the purpose of exercising control or management;

         3.       Purchase securities of other investment companies except in compliance with the 1940 Act; or

         4.       Invest more than 15% of the  Portfolio's  net assets  (taken at the greater of cost or market value) in securities that are illiquid or not readily  marketable,  not including Rule 144A  securities  and commercial  paper that is sold under section
4(2) of the 1933 Act that have been determined to be liquid under procedures established by the Board of Trustees.

AST Cohen & Steers Realty Portfolio:

Investment  Objective:  The  investment  objective of the Portfolio is to maximize  total return  through  investment in real estate securities.

Investment Policies:

         Investment  Techniques.  The following  sections  provide  expanded  discussion of several of the types of investments  and investment techniques which may be used by the Portfolio.

                  Real Estate Investment Trusts.  REITs are sometimes informally  characterized as equity REITs,  mortgage REITs and hybrid REITs.  An equity REIT invests  primarily in the fee  ownership or leasehold  ownership of land and buildings and derives its income  primarily from rental income.  An equity REIT may also realize  capital gains (or losses) by selling real estate  properties in its portfolio that have  appreciated (or  depreciated)  in value. A mortgage REIT invests  primarily in mortgages on real estate, which may secure  construction,  development  or long-term  loans.  A mortgage  REIT  generally  derives its income  primarily  from interest  payments on the credit it has extended.  A hybrid REIT combines the  characteristics  of equity REITs and mortgage  REITs, generally by holding both  ownership  interests and mortgage  interests in real estate.  It is  anticipated,  although not required, that under normal circumstances a majority of the Portfolio's investments in REITs will consist of equity REITs.

         A REIT is not taxed on amounts  distributed  to  shareholders  if it complies  with  several  requirements  relating to its organization,  ownership,  assets,  and income and a requirement  that it distribute to its shareholders at least 95% of its taxable income  (other than net capital  gains) for each taxable  year.  Equity and Mortgage  REITs are  dependent  upon the skills of their managers and generally may not be diversified.  Equity and Mortgage REITs are also subject to heavy cash flow  dependency,  defaults by  borrowers  and  self-liquidation.  In  addition,  Equity  and  Mortgage  REITs  could  possibly  fail to  qualify  for tax  free pass-through  of income under the Internal  Revenue Code of 1986,  as amended (the "Code"),  or to maintain  their  exemptions  from registration under the Investment Company Act of 1940 (the "1940 Act").

                  Futures  Contracts.  The Portfolio may purchase and sell financial  futures  contracts.  A futures  contract is an agreement to buy or sell a specific  security or financial  instrument at a particular price on a stipulated  future date.  Although some financial  futures contracts call for making or taking delivery of the underlying  securities,  in most cases these obligations are closed out before the  settlement  date.  The closing of a contractual  obligation is  accomplished  by purchasing or selling an identical offsetting futures contract.  Other financial futures contracts by their terms call for cash settlements.

         The  Portfolio  may also buy and sell  index  futures  contracts  with  respect  to any  stock or bond  index  traded  on a recognized  stock  exchange  or board of trade.  An index  futures  contract  is a  contract  to buy or sell  units of an index at a specified  future  date at a price  agreed upon when the  contract  is made.  The stock index  futures  contract  specifies  that no delivery of the actual stocks making up the index will take place.  Instead,  settlement in cash must occur upon the  termination of the contract,  with the settlement  being the  difference  between the contract price and the actual level of the stock index at the expiration of the contract.

         At the time the  Portfolio  purchases a futures  contract,  an amount of cash or other  liquid  assets  equal to the market value of the futures  contract  will be deposited in a segregated  account with the  Portfolio's  custodian.  When writing a futures contract,  the Portfolio  will maintain with its custodian  similar liquid assets that,  when added to the amounts  deposited with a futures  commission  merchant  or broker as margin,  are equal to the  market  value of the  instruments  underlying  the  contract.
Alternatively,  the  Portfolio  may "cover" its position by owning the  instruments  underlying  the contract (or, in the case of an index futures contract,  a portfolio with a volatility  substantially  similar to that of the index on which the futures contract is based),  or holding a call option  permitting  the  Portfolio to purchase  the same  futures  contract at a price no higher than the price of the contract  written by the  Portfolio  (or at a higher price if the  difference  is  maintained in liquid assets with the
Portfolio's  custodian).  For an additional  discussion of futures  contracts and the risks associated with them, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

                  Options on Securities  and Stock  Indices.  The Portfolio may write covered call and put options and purchase call and put options on securities or stock indices that are traded on United States exchanges.

         An option on a security is a contract  that gives the purchaser of the option,  in return for the premium  paid,  the right to buy a specified  security  (in the case of a call  option) or to sell a specified  security (in the case of a put option) from or to the writer of the  option at a  designated  price  during  the term of the  option.  An option on a  securities  index  gives the purchaser of the option,  in return for the premium paid, the right to receive from the seller cash equal to the difference  between the closing price of the index and the exercise  price of the option.  The value of the  underlying  securities on which options may be written at any one time will not exceed 25% of the total assets of the  Portfolio.  The  Portfolio  will not purchase put or call options if the aggregate premiums paid for such options would exceed 5% of its total assets at the time of purchase.

         The Portfolio  may write a call or put option only if the option is  "covered." A call option on a security  written by the
Portfolio is covered if the Portfolio owns the  underlying  security  covered by the call or has an absolute and immediate  right to acquire that security without  additional cash  consideration (or for additional cash  consideration held in a segregated account by its custodian)  upon conversion or exchange of other  securities held in its portfolio.  A call option on a security is also covered if the Portfolio  holds a call on the same security and in the same  principal  amount as the call written where the exercise  price of the call held (a) is equal to or less than the exercise  price of the call  written or (b) is greater than the exercise  price of the call written if the  difference is  maintained by the Portfolio in cash or other liquid assets in a segregated  account with its custodian.  A put option on a security written by the Portfolio is "covered" if the Portfolio  maintains  similar liquid assets with a value equal to the exercise  price in a segregated  account with its  custodian,  or else holds a put on the same  security and in the same  principal  amount as the put written  where the  exercise  price of the put held is equal to or greater  than the exercise price of the put written.

         The Portfolio  will cover call options on stock indices by owning  securities  whose price  changes,  in the opinion of the
Sub-advisor  are  expected to be similar to those of the index,  or in such other manner as may be in  accordance  with the rules of the exchange on which the option is traded and applicable  laws and  regulations.  Nevertheless,  where the Portfolio  covers a call option on a stock index through  ownership of  securities,  such  securities  may not match the  composition  of the index.  In that event,  the Portfolio  will not be fully  covered and could be subject to risk of loss in the event of adverse  changes in the value of the index.  The Portfolio will cover put options on stock indices by  segregating  assets equal to the option's  exercise  price, or in such other manner as may be in  accordance  with the rules of the exchange on which the option is traded and  applicable  laws and regulations.

         The Portfolio will receive a premium from writing a put or call option,  which  increases the  Portfolio's  gross income in the event  the  option  expires  unexercised  or is closed  out at a  profit.  If the value of a  security  or an index on which the
Portfolio  has  written a call option  falls or remains the same,  the  Portfolio  will  realize a profit in the form of the premium received (less transaction  costs) that could offset all or a portion of any decline in the value of the portfolio  securities being hedged.  If the value of the  underlying  security or index rises,  however,  the  Portfolio  will realize a loss in its call option position,  which will reduce the benefit of any unrealized  appreciation  in the  Portfolio's  stock  investments.  By writing a put option,  the Portfolio  assumes the risk of a decline in the underlying  security or index.  To the extent that the price changes of the portfolio  securities being hedged correlate with changes in the value of the underlying security or index,  writing covered put options on securities or indices will increase the Portfolio's  losses in the event of a market  decline,  although such losses will be offset in part by the premium received for writing the option.

         The  Portfolio  may also  purchase put options to hedge its  investments  against a decline in value.  By  purchasing a put option,  the Portfolio will seek to offset a decline in the value of the portfolio  securities being hedged through  appreciation of the put option.  If the value of the Portfolio's  investments  does not decline as  anticipated,  or if the value of the option does not increase,  the Portfolio's loss will be limited to the premium paid for the option plus related  transaction  costs. The success of this strategy will depend,  in part, on the accuracy of the correlation  between the changes in value of the underlying  security or index and the changes in value of the Portfolio's security holdings being hedged.

         The Portfolio  may purchase  call options on individual  securities to hedge against an increase in the price of securities that the Portfolio  anticipates  purchasing in the future.  Similarly,  the Portfolio may purchase call options to attempt to reduce the risk of missing a broad market  advance,  or an advance in an industry or market  segment,  at a time when the  Portfolio  holds uninvested cash or short-term debt securities awaiting  investment.  When purchasing call options,  the Portfolio will bear the risk of losing all or a portion of the premium paid if the value of the underlying security or index does not rise.

         There can be no  assurance  that a liquid  market  will exist  when the  Portfolio  seeks to close out an option  position.
Trading  could be  interrupted,  for  example,  because of supply  and demand  imbalances  arising  from a lack of either  buyers or sellers,  or the options  exchange could suspend trading after the price has risen or fallen more than the maximum  specified by the exchange.  Although the  Portfolio  may be able to offset to some extent any adverse  effects of being unable to liquidate an option position, the Portfolio may experience losses in some cases as a result of such inability.

         Foreign Currency  Contracts and Currency  Hedging  Transaction.  In order to hedge against foreign  currency  exchange rate risks, the Portfolio may enter into forward foreign currency exchange contracts and foreign currency futures  contracts,  as well as purchase  put or call options on foreign  currencies,  as  described  below.  The  Portfolio  may also conduct its foreign  currency exchange  transactions  on a spot (i.e.,  cash) basis at the spot rate  prevailing  in the foreign  currency  exchange  market.  The
Portfolio  will not enter into forward  foreign  currency  contracts if, as a result,  the Portfolio  will have more than 15% of the value of its net assets committed to the consummation of such contracts.

         The Portfolio may enter into forward foreign currency exchange contracts  ("forward  contracts") to attempt to minimize the risk to the Portfolio from adverse changes in the relationship  between the U.S. dollar and foreign  currencies.  A forward contract is an obligation to purchase or sell a specific  currency for an agreed price at a future date which is individually  negotiated and privately traded by currency  traders and their customers.  The Portfolio may enter into a forward  contract,  for example,  when it enters into a contract  for the  purchase  or sale of a security  denominated  in a foreign  currency in order to "lock in" the U.S.
dollar price of the security.  In addition,  for example,  when the Portfolio believes that a foreign currency may suffer or enjoy a substantial  movement  against  another  currency,  it may enter into a forward  contract  to sell an amount of the  former  foreign currency (or another  currency which acts as a proxy for that currency)  approximating  the value of some or all of the  Portfolio's portfolio  securities  denominated  in  such  foreign  currency.  This  second  investment  practice  is  generally  referred  to as
"cross-hedging."  Because in connection  with the Portfolio's  foreign  currency  forward  transactions an amount of the Portfolio's assets equal to the amount of the purchase  will be held aside or  segregated  to be used to pay for the  commitment,  the Portfolio will always have cash or other liquid assets  available  sufficient to cover any  commitments  under these contracts or to limit any potential risk. The segregated  account will be  marked-to-market  on a daily basis. In addition,  the Portfolio will not enter into such forward  contracts if, as a result,  the Portfolio  will have more than 15% of the value of its total assets  committed to such contracts.  While these contracts are not presently  regulated by the CFTC, the CFTC may in the future assert  authority to regulate forward  contracts.  In such  event,  the  Portfolio's  ability to utilize  forward  contracts  in the manner set forth above may be restricted.  Forward  contracts may limit  potential gain from a positive  change in the  relationship  between the U.S.  dollar and foreign  currencies.  Unanticipated  changes in currency  prices may result in poorer overall  performance for the Portfolio than if it had not engaged in such contracts.

         The  Portfolio  may purchase and write put and call options on foreign  currencies  for the purpose of  protecting  against declines in the dollar value of foreign portfolio  securities and against  increases in the dollar cost of foreign  securities to be acquired.  As is the case with other kinds of options,  however,  the writing of an option on foreign  currency will constitute only a partial  hedge,  up to the amount of the premium  received,  and the  Portfolio  could be  required  to  purchase or sell  foreign currencies  at  disadvantageous  exchange  rates,  thereby  incurring  losses.  The  purchase of an option on foreign  currency  may constitute an effective  hedge  against  fluctuation  in exchange  rates  although,  in the event of rate  movements  adverse to the
Portfolio's position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs.

         The Portfolio may enter into  exchange-traded  contracts for the purchase or sale for future delivery of foreign currencies
("foreign currency  futures").  This investment  technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely  affect the value of the Portfolio's  portfolio  securities or adversely  affect the prices of securities  that the Portfolio  intends to purchase at a later date. The  successful use of currency  futures will usually depend on the  Sub-advisor's  ability to forecast  currency  exchange rate movements  correctly.  Should  exchange rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of foreign currency futures or may realize losses.

         Short Sales.  The  Portfolio  may enter into short sales,  provided the dollar  amount of short sales at any one time would not exceed 25% of the net assets of the  Portfolio,  and the value of  securities  of any one issuer in which the Portfolio is short would not exceed the lesser of 2% of the value of the  Portfolio's  net assets or 2% of the  securities  of any class of any issuer.
The Portfolio must maintain  collateral in a segregated  account consisting of cash or other liquid assets with a value equal to the current  market value of the shorted  securities,  which are marked to market daily.  If the Portfolio  owns an equal amount of such securities or securities  convertible  into or exchangeable  for,  without payment of any further  consideration,  securities of the same issuer as, and equal in amount to, the  securities  sold short (which sales are  commonly  referred to as "short sales  against the box"), the above requirements are not applicable.

         Non-Diversified  Status.  The Portfolio is classified as a  "non-diversified"  investment company under the 1940 Act, which means the  Portfolio  is not limited by the 1940 Act in the  proportion  of its assets that may be invested in the  securities  of a single  issuer.  However,  the  Portfolio  intends  conduct its  operations so as to qualify as a regulated  investment  company for purposes of the Code,  which  generally  will  relieve  the  Portfolio  of any  liability  for Federal  income tax to the extent its earnings are  distributed to  shareholders.  To so qualify,  among other  requirements,  the Portfolio will limit its investments so that, at the close of each quarter of the taxable year,  (i) not more than 25% of the market value of the  Portfolio's  total assets will be invested in the  securities of a single  issuer,  and (ii) with respect to 50% of the market value of its total assets,  not more than 5% of the market value of its total assets will be invested in the  securities of a single  issuer and the Portfolio  will not own more than 10% of the outstanding  voting  securities of a single issuer.  The Portfolio's  investments in securities  issued by the U.S. Government, its agencies and instrumentalities are not subject to these limitations.

         Investment  Policies Which May Be Changed Without  Shareholder  Approval.  The following  limitations are applicable to the
AST Cohen & Steers  Realty  Portfolio.  These  limitations  are not  "fundamental"  restrictions  and may be changed by the Trustees without shareholder approval.  The Portfolio will not:

         1.       Change its policy to invest at least 80% of the value of its assets in securities of real estate  related  issuers unless it provides 60 days prior written notice to its shareholders.

         2.       Invest in illiquid securities,  as defined in the prospectus under "Investment Objective and Policies, AST Cohen &
Steers Realty  Portfolio" if immediately  after such  investment more than 15% of the Portfolio's net assets (taken at market value)
would be invested in such securities;

         3.       Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

         4.       Participate on a joint or joint and several basis in any securities trading account;

         5.       Invest in companies for the purpose of exercising control;

         6.       Purchase securities of investment companies except in compliance with the 1940 Act; or

         7.       (a) invest in interests  in oil,  gas, or other  mineral  exploration  or  development  programs;  or (b) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions.

AST Sanford Bernstein Managed Index 500 Portfolio:

Investment  Objective:  The investment  objective of the Portfolio is to outperform the Standard & Poor's 500 Composite  Stock Price
Index (the "S&P 500(R)Index") through stock selection resulting in different weightings of common stocks relative to the index.

Investment Policies:

         As a  diversified  fund,  no more than 5% of the assets of the  Portfolio  may be invested in the  securities of one issuer
(other than U.S.  Government  Securities),  except that up to 25% of the Portfolio's  assets may be invested  without regard to this limitation.  The Portfolio  will not invest more than 25% of its assets in the  securities  of issuers in any one  industry.  In the unlikely event that the S&P 500 should  concentrate to an extent greater than that amount,  the  Portfolio's  ability to achieve its objective may be impaired.

         About the S&P 500.  The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The
McGraw-Hill Companies, Inc. ("S&P").  S&P makes no representation or warranty, express or implied, to the shareholders of the
Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the S&P 500 to track general stock market performance.  S&P's only relationship to the Investment
Manager or the Sub-advisor is a license provided to the Investment Manager of certain trademarks and trade names of S&P and of the
S&P 500 which is determined, composed and calculated by S&P without regard to Investment Manager, Sub-advisor or the Portfolio.
S&P has no obligation to take the needs of the Investment Manager, Sub-advisor or the shareholders of the Portfolio into consideration in determining, composing or calculating the S&P 500.  S&P is not responsible for and has not participated in the determination of the prices and amount of Portfolio's shares or the timing of the issuance or sale of the Portfolio's shares, or in the determination or calculation of the Portfolio's net asset value.  S&P has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

         S&P does not guarantee the accuracy and/or the completeness of the S&P 500 or any data included therein and shall have no liability for any errors, omissions, or interruptions therein.  S&P makes no warranty, express or implied, as to the results to be obtained by the Portfolio, shareholders of the Portfolio, or any other person or entity from the use of the S&P 500 or any data included therein.  S&P makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 or any data included therein.  Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

         Short-Term Instruments.  When the Portfolio experiences large cash inflows or anticipates substantial redemption requests, the Portfolio may hold short-term investments for a limited time pending the purchase of equity securities.  The
Portfolio's short-term instruments may consist of:  (i) short-term obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or by any of the states; (ii) other short-term debt securities rated AA or higher by S&P or
Aa or higher by Moody's or, if unrated, of comparable quality in the opinion of the Sub-advisor; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements.
At the time the Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Sub-advisor.

         Certificates of Deposit and Bankers'  Acceptances.  Certificates of deposit are receipts issued by a depositoy  institution in exchange for the deposit of funds.  The issuer agrees to pay the amount  deposited  plus interest to the bearer of the receipt on the date specified on the certificate.  The certificate  usually can be traded in the secondary  market prior to maturity.  Bankers'
acceptances  typically  arise  from  short-term  credit  arrangements  designed  to enable  businesses  to obtain  funds to  finance commercial  transactions.  Generally,  an  acceptance  is a time draft  drawn on a bank by an  exporter  or an  importer to obtain a stated amount of funds to pay for specific  merchandise.  The draft is then  "accepted"  by a bank that, in effect,  unconditionally guarantees to pay the face value of the  instrument on its maturity  date.  The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of discount for a specific  maturity.  Although  maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

         Commercial Paper.  Commercial paper consists of short-term  (usually from 1 to 270 days) unsecured  promissory notes issued by  corporations in order to finance their current  operations.  A variable amount master demand note (which is a type of commercial paper)  represents a direct borrowing  arrangement  involving  periodically  fluctuating  rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

         Short-Term  Instruments.  When the Portfolio  experiences  large cash inflows  through the sale of securities and desirable equity  securities  that are consistent  with the Portfolio's  investment  objective are unavailable in sufficient  quantities or at attractive  prices,  the  Portfolio  may hold  short-term  investments  for a  limited  time  pending  availability  of such  equity securities.  Short-term  instruments  consist of: (i) short-term  obligations issued or guaranteed by the U.S.  government or any of its agencies or  instrumentalities  or by any of the states;  (ii) other short-term debt securities rated AA or higher by Standard &
Poor's  ("S&P")  or Aa or higher by  Moody's  or, if  unrated,  of  comparable  quality in the  opinion  of the  Sub-advisor;  (iii)
commercial paper; (iv) bank obligations,  including negotiable certificates of deposit, time deposits and bankers' acceptances;  and
(v) repurchase  agreements.  At the time the Portfolio invests in commercial paper, bank obligations or repurchase  agreements,  the issuer of the  issuer's  parent  must have  outstanding  debt rated AA or higher by S&P or Aa or higher by  Moody's  or  outstanding commercial paper or bank obligations  rated A-1 by S&P or Prime-1 by Moody's;  or, if no such ratings are available,  the instrument must be of comparable quality in the opinion of the Sub-advisor.

         Additional U.S.  Government  Obligations.  The Portfolio may invest in obligations issued or guaranteed by U.S.  Government agencies or  instrumentalities.  These  obligations  may or may not be backed by the "full  faith and credit" of the United  States.
In the case of securities not backed by the full faith and credit of the United States,  the Portfolio must look  principally to the federal agency issuing or  guaranteeing  the  obligation for ultimate  repayment,  and may not be able to assert a claim against the
United States itself in the event the agency or  instrumentality  does not meet its  commitments.  Securities in which the Portfolio may invest that are not backed by the full faith and credit of the United States  include,  but are not limited to,  obligations  of the Tennessee  Valley  Authority,  the Federal Home Loan Mortgage  Corporation and the U.S.  Postal  Service,  each of which has the right to borrow from the U.S.  Treasury to meet its  obligations,  and obligations of the Federal Farm Credit System and the Federal
Home Loan Banks,  both of whose  obligations  may be satisfied only by the  individual  credits of each issuing  agency.  Securities which are  backed by the full  faith and credit of the  United  States  include  obligations  of the  Government  National  Mortgage
Association, the Farmers Home Administration, and the Export-Import Bank.

         Equity  Investments.  The Portfolio may invest in equity  securities listed on any domestic  securities  exchange or traded in the  over-the-counter  market as well as certain  restricted or unlisted  securities.  They may or may not pay dividends or carry voting rights.  Common stock occupies the most junior position in a company's capital structure.

         Warrants.  Warrants  entitle the holder to buy common  stock from the issuer at a specific  price (the strike  price) for a specific  period of time.  The strike  price of warrants  sometimes is much lower than the current  market  price of the  underlying securities,  yet warrants are subject to similar price  fluctuations.  As a result,  warrants may be more volatile  investments than the underlying securities.

         Warrants do not entitle the holder to  dividends  or voting  rights with respect to the  underlying  securities  and do not represent  any rights in the assets of the issuing  company.  Also,  the value of the warrant does not  necessarily  change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.

         Convertible  Securities.  Convertible  securities  may be debt  securities or preferred  stocks that may be converted  into common  stock or that  carry the right to  purchase  common  stock.  Convertible  securities  entitle  the  holder to  exchange  the securities  for a specified  number of shares of common  stock,  usually of the same company,  at specified  prices within a certain period of time.

         The  terms  of  any  convertible  security  determine  its  ranking  in a  company's  capital  structure.  In the  case  of subordinated  convertible debentures,  the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of  preferred  and common  shareholders.  In the case of  convertible  preferred  stock,  the  holders'
claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

Futures Contracts and Options on Futures Contracts.

                  Futures Contracts.  The Portfolio may enter into securities index futures  contracts.  U.S. futures contracts have been  designed by exchanges  which have been  designated  "contracts  markets" by the CFTC,  and must be executed  through a futures commission  merchant,  or brokerage firm, which is a member of the relevant contract market.  Futures contracts trade on a number of exchange markets,  and, through their clearing  corporations,  the exchanges  guarantee  performance of the contracts as between the clearing members of the exchange.  These  investments will be made by the Portfolio  solely for hedging  purposes.  Such investments will be made only if they are  economically  appropriate to the reduction of risks  involved in the management of the Portfolio.  In this regard, the Portfolio may enter into futures contracts or options on futures related to the S&P 500.

         At the same time a futures  contract is purchased or sold,  the  Portfolio  must  allocate  cash or securities as a deposit payment  ("initial  deposit").  It is expected that the initial  deposit would be  approximately  1 1/2% to 5% of a contract's  face value. Daily thereafter,  the futures contract is valued and the payment of "variation  margin" may be required,  since each day the
Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

         Although  futures  contracts by their terms call for the actual  delivery or acquisition  of securities,  in most cases the contractual  obligation is fulfilled  before the date of the contract  without  having to make or take  delivery of the  securities.
The offsetting of a contractual  obligation is accomplished by buying (or selling, as the case may be) on a commodities  exchange an identical  futures  contract  calling for delivery in the same month.  Such a transaction,  which is effected through a member of an exchange,  cancels the  obligation to make or take delivery of the  securities.  Since all  transactions  in the futures  market are made,  offset or fulfilled  through a clearinghouse  associated  with the exchange on which the contracts are traded,  the Portfolio will  incur  brokerage  fees when it  purchases  or sells  futures  contracts.  The  liquidity  of the  futures  market  depends  on participants  entering into offsetting  transactions  rather than making or taking delivery.  To the extent  participants  decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion.

         In addition,  futures  contracts entail other risks.  The Sub-advisor  believes that use of such contracts will benefit the
Portfolio.  The  successful  use of futures  contracts,  however,  depends on the degree of  correlation  between  the  futures  and securities  markets.  In addition,  successful  use of futures  contracts is  dependent  on the  Sub-advisor's  ability to correctly predict  movements in the  securities  markets and no assurance  can be given that its judgment  will be correct.  For an additional discussion of futures  contracts and the risks involved therein,  see the Trust's  Prospectus and this Statement under "Certain Risk
Factors and Investment Methods."

                  Options on Futures  Contracts.  The Portfolio may use stock index futures on a continual basis to equitize cash so that the  Portfolio  may  maintain  100% equity  exposure.  The  Portfolio  will not enter into any futures  contracts or options on futures  contracts  if  immediately  thereafter  the amount of margin  deposits on all the futures  contracts of the  Portfolio  and premiums  paid on  outstanding  options on futures  contracts  owned by the  Portfolio  (other than those entered into for bona fide hedging purposes) would exceed 5% of the market value of the total assets of the Portfolio.

         A futures  option  gives the  holder,  in return for the  premium  paid,  the right to buy (call) from or sell (put) to the writer of the option a futures  contract  at a  specified  price at any time during the period of the  option.  Upon  exercise,  the writer of the option is  obligated to pay the  difference  between the cash value of the futures  contract  and the exercise  price.
Like the buyer or seller of a futures  contract,  the holder,  or writer, of an option has the right to terminate its position prior to the scheduled  expiration of the option by selling or purchasing an option of the same series,  at which time the person entering into the closing  transaction  will realize a gain or loss. The Portfolio  will be required to deposit  initial margin and variation margin with respect to put and call options on futures  contracts written by it pursuant to brokers'  requirements  similar to those described  above.  Net option  premiums  received  will be included as initial  margin  deposits.  In  anticipation  of a decline in interest rates, the Portfolio may purchase call options on futures  contracts as a substitute for the purchase of futures  contracts to hedge against a possible  increase in the price of securities  that the Portfolio  intends to purchase.  Similarly,  if the value of the securities  held by the Portfolio is expected to decline as a result of an increase in interest  rates,  the Portfolio  might purchase put options or sell call options on futures contracts rather than sell futures contracts.

         Investments in futures options  involve some of the same  considerations  that are involved in connection with  investments in futures  contracts (for example,  the existence of a liquid  secondary  market).  In addition,  the purchase or sale of an option also entails the risk that changes in the value of the  underlying  futures  contract will not correspond to changes in the value of the option  purchased.  Depending on the pricing of the option  compared to either the futures  contract upon which it is based,  or upon the price of the  securities  being  hedged,  an option my or may not be less risky than  ownership of the futures  contract or such  securities.  In  general,  the market  prices of options can be expected  to be more  volatile  than the market  prices on the underlying  futures contract.  Compared to the purchase or sale of futures contracts,  however,  the purchase of call or put options on futures  contracts may frequently  involve less potential risk to the Portfolio because the maximum amount at risk is the premium paid for the options  (plus  transaction  costs).  The writing of an option on a futures  contact  involves  risks  similar to those risks relating to the sale of futures contracts.

         Options on Securities  Indices.  The  Portfolio  may purchase and write (sell) call and put options on securities  indices.
Such  options  give the holder  the right to receive a cash  settlement  during  the term of the  option  based upon the  difference between the exercise price and the value of the index.

         Options on  securities  indices  entail  certain  risks.  The  absence of a liquid  secondary  market to close out  options positions on  securities  indices may occur,  although the  Portfolio  generally  will only  purchase or write such an option if the
Sub-advisor believes the option can be closed out.

         Use of options on securities  indices also entails the risk that trading in such options may be  interrupted  if trading in certain  securities  included in the index is  interrupted.  The  Portfolio  will not purchase such options  unless the  Sub-advisor believes the market is  sufficiently  developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

         For an additional  discussion of options and the risks  involved  therein,  see the Trust's  Prospectus  and this Statement under "Certain Risk Factors and Investment Methods."

         Investment  Policies Which May Be Changed Without  Shareholder  Approval.  The following  limitations are applicable to the
AST Sanford  Bernstein Managed Index 500 Portfolio.  These limitations are not "fundamental'  restrictions and may be changed by the
Trustees without shareholder approval.  The Portfolio will not:

         1.       The Portfolio will not change its policy to invest at least 80% of the value of its assets in securities  included in the S&P 500(R)unless it provides 60 days prior written notice to its shareholders.

         2.       Purchase  any security or evidence of interest  therein on margin,  except that such  short-term  credit as may be necessary for the clearance of purchases  and sales of  securities  may be obtained and except that deposits of initial  deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

         3.       Invest for the purpose of exercising control or management;

         4.       Purchase securities of other investment companies except in compliance with the 1940 Act; or

         5.       Invest more than 15% of the  Portfolio's  net assets  (taken at the greater of cost or market value) in securities that are illiquid or not readily  marketable,  not including Rule 144A  securities  and commercial  paper that is sold under section
4(2) of the 1933 Act that have been determined to be liquid under procedures established by the Board of Trustees.

AST American Century Income & Growth Portfolio:

Investment  Objective:  The primary investment  objective of the Portfolio is to seek capital growth.  Current income is a secondary investment objective.

Investment Policies:

         In general,  within the  restrictions  outlined here and in the Trust's  Prospectus,  the  Sub-advisor  has broad powers to decide  how to invest  fund  assets.  Investments  are varied  according  to what is judged  advantageous  under  changing  economic conditions.  It is the  Sub-advisor's  intention that the Portfolio will generally consist of domestic and foreign common stocks and equity  equivalent  securities.  However,  subject to the specific  limitations  applicable to the Portfolio,  the  Sub-advisor  may invest the assets of the Portfolio in varying amounts in other  instruments,  such as those discussed  below,  when such a course is deemed appropriate in order to attempt to attain its investment objective.

         Senior  securities  that,  in the opinion of the  manager,  are  high-grade  issues  also may be  purchased  for  defensive purposes.  However,  so long as a sufficient  number of such  securities  are available,  the manager  intends to keep the Portfolio fully invested in stocks that meet the Portfolio's  investment  criteria,  regardless of the movement of stock prices generally.  In most  circumstances,  the Portfolio's  actual level of cash and cash  equivalents will be less than 10%. As noted in the Prospectus, the  Sub-advisor  may use stock  index  futures as a way to expose the  Portfolio's  cash assets to the  market,  while  maintaining liquidity.  The  Sub-advisor  may not leverage the  Portfolio  through  investment in these  futures,  so there should be no greater market risk to the Portfolio than if they purchased stocks.

         As a diversified  fund as defined in the 1940 Act, the Portfolio will not, with respect to 75% of its total assets,  invest more  than 5% of its  total  assets in the  securities  of a single  issuer or  purchase  more  than 10% of the  outstanding  voting securities  of a single  issuer.  To meet  federal tax  requirements  for  qualification  as a  regulated  investment  company,  the
Portfolio  must limit its  investments  so that at the close of each  quarter of its taxable  year (1) no more than 25% of its total assets are invested in the  securities of a single issuer (other than the U.S  government or a regulated  investment  company),  and
(2) with  respect to at least 50% of its total  assets,  no more than 5% of its total  assets are  invested in the  securities  of a single issuer.

         Foreign  Securities.  The Portfolio  may invest an unlimited  amount of its assets in the  securities  of foreign  issuers, including  foreign  governments,  when these securities meet its standards of selection.  Securities of foreign issuers may trade in the U.S. or foreign securities markets.

         Investments  in foreign  securities  involve risks that are different from and generally  greater than  investments in U.S.
securities.  These risks are  discussed in this  Statement and the Trust's  Prospectus  under  "Certain Risk Factors and  Investment
Methods." In addition,  because most foreign securities are denominated in non-U.S.  currencies,  the investment  performance of the
Portfolio  could be affected by changes in foreign  currency  exchange  rates.  Currency  exchange rates can be volatile at times in response to supply and demand in the currency  exchange  markets,  international  balances of payments,  governmental  intervention, speculation,  and other  political  and  economic  conditions.  As  discussed  below,  the  Portfolio  may purchase and sell foreign currency on a spot basis and may engage in forward  currency  contracts,  currency  options and futures  transactions for hedging or any other lawful purpose.

         In certain  countries one securities  broker may represent all or a significant  part of the trading  volume,  resulting in higher  trading costs and decreased  liquidity due to a lack of alternative  trading  partners.  In certain  markets there have been times when  settlements  have been unable to keep pace with the volume of  securities  transactions,  making it difficult to conduct such  transactions.  Delays in  clearance  and  settlement  could  result in  temporary  periods  when assets of the  Portfolio  are uninvested  and no return is earned  thereon.  The inability of the Portfolio to make intended  security  purchases due to clearance and settlement  problems could cause the Portfolio to miss attractive  investment  opportunities.  Inability to dispose of portfolio securities  due to clearance and  settlement  problems  could result  either in losses to the  Portfolio  due to  subsequent  due to subsequent  declines in the value of the  portfolio  security or, if the Portfolio has entered into a contract to sell the security, liability to the purchaser.

         Evidence of  securities  ownership  may be  uncertain  in many  foreign  countries.  In many of these  countries,  the most notable of which is the Russian  Federation,  the  ultimate  evidence of  securities  ownership  is the share  register  held by the issuing  company or its registrar.  While some companies may issue share  certificates  or provide  extracts of the company's  share register,  these are not negotiable  instruments and are not effective  evidence of securities  ownership.  In an ownership dispute, the company's share register is controlling.  As a result,  there is a risk that the Portfolio's  trade details could be incorrectly or  fraudulently  entered on the issuer's share register at the time of the  transaction,  or that the  Portfolio's  ownership could thereafter be altered or deleted entirely, resulting in a loss to the Portfolio.

         Depositary  Receipts.  The Portfolio may invest in foreign companies through American Depositary Receipts (ADRs),  European
Depositary  Receipts  (EDRs),  ordinary shares and New York shares.  Additional  information  about ADRs and EDRs is included in the
Trust's  prospectus  under "Certain Risk Factors and Investment  Methods."  Ordinary  shares are shares of foreign  issuers that are traded  abroad and on a U.S.  exchange.  New York shares are shares that a foreign  issuer has  allocated  for trading in the United
States.  ADRs,  ordinary shares,  and New York shares all may be purchased with and sold for U.S.  dollars,  which protects the fund from foreign settlement risks.

         Forward Currency  Exchange  Contracts.  The Portfolio may purchase and sell foreign currency either on a spot (i.e.,  cash)
basis and may engage in forward foreign currency exchange  contracts,  currency options and futures  transactions for hedging or any lawful  purpose.  The  Portfolio  will  segregate on its records cash or other liquid  assets in an amount  sufficient  to cover its obligations under the contract.

         The Sub-advisor  does not intend to enter into such contracts on a regular basis.  Normally,  consideration of the prospect for currency  parties will be  incorporated  into the long-term  investment  decisions made with respect to overall  diversification strategies.  However,  the Sub-advisor  believes that it is important to have flexibility to enter into such forward  contracts when it determines that the Portfolio's best interests may be served.

         At the maturity of the forward  contract,  the Portfolio  may either sell the  portfolio  security and make delivery of the foreign  currency,  or it may retain the security and  terminate  the  obligation  to deliver the foreign  currency by purchasing an offsetting  forward  contract with the same currency  trader  obligating  the fund to purchase,  on the same maturity date, the same amount of the foreign currency.

         Convertible  Securities.  A  convertible  security  is a fixed  income  security  that  offers the  potential  for  capital appreciation  through a conversion  feature that enables the holder to convert the fixed  income  security  into a stated  number of shares of common  stock.  As fixed income  securities,  convertible  securities  provide a stable stream of income,  with  generally higher  yields than common  stocks.  Because  convertible  securities  offer the  potential to benefit from  increases in the market price of the  underlying  common  stock,  however,  they  generally  offer lower yields than  non-convertible  securities of similar quality.  Of course,  like all fixed  income  securities,  there can be no assurance  of current  income  because the issuers of the convertible  securities may default on their obligations.  In addition,  there can be no assurance of capital  appreciation  because the value of the underlying common stock will fluctuate.

         Unlike a convertible  security that is a single  security,  a synthetic  convertible  security is comprised of two distinct securities that together  resemble  convertible  securities in certain  respects.  Synthetic  convertible  securities are created by combining  non-convertible  bonds or preferred  stocks with warrants or stock call  options.  The options that will form elements of synthetic  convertible  securities  will be listed on a securities  exchange or on the National  Association  of Securities  Dealers
Automated  Quotation  Systems.  The two  components of a synthetic  convertible  security,  which will be issued with respect to the same entity,  generally  are not offered as a unit,  and may be purchased and sold by the  Portfolio at different  times.  Synthetic convertible  securities  differ from  convertible  securities  in certain  respects,  including  that each  component of a synthetic convertible  security  has a  separate  market  value and  responds  differently  to market  fluctuations.  Investing  in  synthetic convertible securities involves the risk normally involved in holding the securities comprising the synthetic convertible security.

         Additional  information about convertible  securities is included in the Trust's Prospectus under "Certain Risk Factors and
Investment Methods."

         Short Sales  "Against the Box." As  discussed in the Trust's  Prospectus,  the  Portfolio  may engage in short sales if, at the time of the short  sale,  the  Portfolio  owns or has the  right to  acquire  securities  equivalent  in kind and  amount to the securities  being sold  short.  While the short sale is  maintained,  the  Portfolio  will  segregate  assets to  collateralize  its obligation  to deliver the  securities  sold short in an amount  equal to the proceeds of the short sale plus an  additional  margin amount  established  by the  Board of  Governors  of the  Federal  Reserve.  There  will be  certain  additional  transaction  costs associated  with short sales,  but the  Portfolio  will  endeavor to offset these costs with income from the  investment of the cash proceeds of short sales.

         Derivative  Securities.  To the extent permitted by its investment  objectives and policies discussed elsewhere herein, the
Portfolio may invest in securities  that are commonly  referred to as "derivative"  securities.  Certain  derivative  securities are more accurately described as  "index/structured"  securities.  Index/structured  securities are derivative securities whose value or performance  is linked to other equity  securities  (such as depositary  receipts),  currencies,  interest  rates,  indices or other financial indicators ("reference indices").

         Some  "derivatives,"  such as  mortgage-backed  and other  asset-backed  securities,  are in many  respects  like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

         The Portfolio may not invest in a derivative  security  unless the reference index or the instrument to which it relates is an eligible  investment for the Portfolio.  For example,  a security whose  underlying value is linked to the price of oil would not be a permissible investment because the Portfolio may not invest in oil and gas leases or futures.

         The return on a derivative  security may increase or decrease,  depending upon changes in the reference index or instrument to which it relates.

         There is a range of risks associated with derivative investments, including:

o        the risk  that the  underlying  security,  interest  rate,  market  index or  other  financial  asset  will not move in the direction the portfolio manager anticipates;

o        the possibility  that there may be no liquid secondary  market,  or the possibility  that price  fluctuation  limits may be imposed by the exchange, either of which may make it difficult or impossible to close out a position when desired; and

o        the risk that the counterparty will fail to perform its obligations.

The Sub-advisor will report to the Investment Manager on activity in derivative  securities,  and the Investment Manager will report to the  Trust's  Board of Trustees as  necessary.  For  additional  information  on  derivatives  and their  risks,  see the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         Futures  and  Options.  The  Portfolio  may enter into  futures  contracts,  options or options on futures  contracts.  The
Portfolio may not, however,  enter into a futures  transaction for speculative  purposes.  Generally,  futures  transactions will be used to:

o        protect against a decline in market value of the Portfolio's securities (taking a short futures position), or

o        protect  against the risk of an increase in market  value for  securities  in which the  Portfolio  generally  invests at a time when the Portfolio is not fully-invested (taking a long futures position), or

o        provide a temporary substitute for the purchase of an individual security that may be purchased in an orderly fashion.

Some futures and options  strategies,  such as selling  futures,  buying puts and writing calls,  hedge the Portfolio's  investments against price  fluctuations.  Other  strategies,  such as buying  futures,  writing puts and buying calls,  tend to increase  market exposure.

         Although  other  techniques  may be used to control the  Portfolio's  exposure to market  fluctuations,  the use of futures contracts  may be a more  effective  means of  hedging  this  exposure.  While  the  Portfolio  will pay  brokerage  commissions  in connection  with  opening and  closing out futures  positions,  these  costs are lower than the  transaction  costs  incurred in the purchase and sale of the underlying securities.

         The  Portfolio may engage in futures and options  transactions  based on securities  indices that are  consistent  with the
Portfolio's  investment  objectives.  Examples of indices that may be used include the Bond Buyer Index of Municipal Bonds for fixed income funds,  or the S&P 500 Index for equity funds.  The Portfolio  also may engage in futures and options  transactions  based on specific  securities,  such as U.S.  Treasury bonds or notes.  Futures contracts are traded on national futures  exchanges.  Futures exchanges and trading are regulated under the Commodity Exchange Act by the CFTC, a U.S. government agency.

         Unlike when the Portfolio  purchases or sells a bond,  no price is paid or received by the  Portfolio  upon the purchase or sale of the  future.  Initially,  the  Portfolio  will be  required  to deposit an amount of cash or  securities  equal to a varying specified  percentage  of the contract  amount.  This amount is known as initial  margin.  The margin  deposit is intended to assure completion of the contract  (delivery or  acceptance  of the  underlying  security) if it is not  terminated  prior to the specified delivery date.  Minimum  initial margin  requirements  are  established  by the futures  exchanges and may be revised.  In addition, brokers may establish margin deposit  requirements  that are higher than the exchange  minimums.  Cash held in the margin account is not income producing.  Subsequent  payments,  called variation margin, to and from the broker,  will be made on a daily basis as the price of the underlying debt  securities or index  fluctuates,  making the future more or less valuable,  a process known as marking the contract to market.

         Futures and options prices can be volatile,  and trading in these markets  involves  certain risks,  which are described in more detail in this  Statement and the Trust's  Prospectus  under  "Certain Risk Factors and  Investment  Methods." The  Sub-advisor will seek to minimize  these risks by limiting the  contracts  entered  into on behalf of the  Portfolio to those traded on national futures exchanges and for which there appears to be a liquid secondary market.

         Options  on  Futures.  By  purchasing  an option on a futures  contract,  the  Portfolio  obtains  the  right,  but not the obligation,  to sell the futures  contract  (a put  option) or to buy the  contract (a call  option) at a fixed  strike  price.  The
Portfolio  can  terminate  its  position  in a put option by  allowing it to expire or by  exercising  the option.  If the option is exercised,  the Portfolio  completes the sale of the  underlying  instrument at the strike price.  Purchasing an option on a futures contract does not require the Portfolio to make margin payments unless the option is exercised.

         Although  they do not  currently  intend to do so, the  Portfolio may write (or sell) call options that obligate it to sell
(or deliver) the option's  underlying  instrument  upon exercise of the option.  While the receipt of option premiums would mitigate the effects of price  declines,  the  Portfolio  would give up some ability to  participate  in a price  increase on the  underlying instrument.  If the  Portfolio  were to engage in options  transactions,  it would own the futures  contract at the time a call were written and would keep the contract open until the obligation to deliver it pursuant to the call expired.

         When-Issued  and Forward  Commitment  Agreements.  The  Portfolio  may  sometimes  purchase new issues of  securities  on a when-issued  or forward  commitment  basis in which the  transaction  price and yield are each fixed at the time the  commitment  is made, but payment and delivery occur at a future date (typically 15 to 45 days later).

         In purchasing  securities on a when-issued or forward  commitment  basis, the Portfolio will segregate until the settlement date  cash or  other  liquid  assets  in an  amount  sufficient  to meet the  purchase  price.  When  the time  comes to pay for the when-issued  securities,  the Portfolio will meet its obligations with available cash, through the sale of securities,  or, although it would not normally expect to do so, by selling the when-issued  securities  themselves  (which may have a market value greater or less than the Portfolio's  payment  obligation).  Additional  information about when-issued and forward  commitment  transactions is included in this Statement and in the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Investments  in Companies  with Limited  Operating  History.  The  Portfolio  may invest in the  securities of issuers with limiting  operating  history.  The Sub-advisor  considers an issuer to have a limited  operating history if that issuer has a record of less than three  years of  continuous  operation.  The  Sub-advisor  will  consider  periods of  capital  formation,  incubation, consolidation,  and research and  development in determining  whether a particular  issuer has a record of three years of continuous operation.

         Investments  in  securities  of issuers  with limited  operating  history may involve  greater  risks than  investments  in securities of more mature issuers.  By their nature,  such issuers present limited operating history and financial  information upon which the  manager may base its  investment  decision on behalf of the  Portfolio.  In  addition,  financial  and other  information regarding such issuers, when available, may be incomplete or inaccurate.

         Other  Investment  Companies.  The Portfolio may invest in other mutual funds,  including those advised by the Sub-advisor, provided that the investment is consistent  with the fund's  investment  policies and  restrictions  and with the limitations of the
1940 Act. Under the 1940 Act, the Portfolio's  investment in such securities,  subject to certain  exceptions,  currently is limited to (a) 3% of the total voting stock of any one investment  company,  (b) 5% of the Portfolio's  total assets with respect to any one investment  company and (c) 10% of the  Portfolio's  total assets in the  aggregate.  Such purchases will be made in the open market where no  commission  or profit to a sponsor or dealer  results from the purchase  other than the  customary  brokers'  commissions.
Additional  information  about other  investment  companies is included in the Trust's  Prospectus  under  "Certain Risk Factors and
Investment Methods."

         Short-Term  Securities.  In order to meet  anticipated  redemptions,  to hold  assets  pending the  purchase of  additional securities  for the  Portfolio,  or, in some cases,  for  temporary  defensive  purposes,  the Portfolio may invest a portion of its assets in money market and other short-term securities.

         Examples of those securities include:

o        Securities issued or guaranteed by the U.S. government and its agencies and instrumentalities;
o        Commercial Paper;
o        Certificates of Deposit and Eurodollar Certificates of Deposit;
o        Bankers' Acceptances;
o        Short-term notes, bonds, debentures, or other debt instruments; and
o        Repurchase agreements.

         U.S.  Government  Securities.  The Portfolio may invest in U.S.  government  securities,  including bills, notes, and bonds issued by the U.S.  Treasury and  securities  issued or guaranteed by agencies or  instrumentalities  of the U.S.  government.  Some
U.S.  government  securities are supported by the direct full faith and credit pledge of the U.S.  government;  others are supported by the right of the issuer to borrow from the U.S.  Treasury;  others,  such as securities  issued by the Federal National  Mortgage
Association,  are supported by the discretionary authority of the U.S. government to purchase the agencies' obligations;  and others are supported only by assurance that the U.S.  government will provide financial support to an  instrumentality  it sponsors when it is not obligated by law to do so.

         Lending of Securities.  The Portfolio may lend its securities.  Additional  information on securities  lending and its risk is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

AST Alliance Growth and Income Portfolio:

Investment  Objective:  The investment objective of the Portfolio is to seek capital growth and income through investments primarily in dividend-paying common stocks of good quality.

Investment Policies:

         It is the policy of the  Portfolio to seek to balance the  objectives  of  reasonable  opportunity  for capital  growth and reasonable current income through  investments  primarily in dividend-paying  common stocks of good quality.  However, it may invest whenever the economic outlook is unfavorable for common stock investments in other types of securities,  such as bonds,  convertible bonds, preferred stocks, and convertible preferred stocks.

         Purchases  and sales of portfolio  securities  are made at such times and in such  amounts as deemed  advisable in light of market,  economic and other  conditions,  irrespective  of the degree of portfolio  turnover.  The  Portfolio  engages  primarily in holding securities for investment and not for trading purposes.

         Covered Call  Options.  Subject to market  conditions,  the  Portfolio  may try to realize  income by writing  covered call option contracts  provided that the option is listed on a domestic  securities  exchange and that no option will be written if, as a result,  more than 25% of the  Portfolio's  assets are subject to call  options.  The  Sub-advisor  believes  that the  premiums the
Portfolio will receive for writing options can increase the Portfolio's income without subjecting it to substantial risks.

         A  security  on which an option  has been  written  will be held in escrow by the  Portfolio's  custodian  until the option expires,  is exercised,  or a closing  purchase  transaction  is made.  The Portfolio will purchase call options only to close out a position in an option  written by it. When a security is sold from the Portfolio  against which a call option has been written,  the
Portfolio will effect a closing purchase transaction so as to close out any existing call option on that security.

         The  premium  received  by the  Portfolio  upon  writing  a  call  option  will  increase  the  Portfolio's  assets,  and a corresponding  liability  will be recorded and  subsequently  adjusted from day to day to the current  value of the option  written.
For  example,  if the  current  value of the option  exceeds the  premium  received,  the excess  would be an  unrealized  loss and, conversely,  if the premium  exceeds the current  value,  such excess would be an unrealized  gain.  The current value of the option will be the last sales price on the  principal  exchange on which the option is traded or, in the absence of any  transactions,  the mean between the closing bid and asked price.

         Except as stated above, the Portfolio will not purchase or sell puts or calls or combinations thereof.

         Additional  information  on covered call options and their risks is included in this  Statement and the Trust's  Prospectus under "Certain Risk Factors and Investment Methods."

         Stock Index  Futures.  The Portfolio may purchase and sell stock index futures  contracts.  A stock index futures  contract is a bilateral  agreement  pursuant to which two parties  agree to take or make  delivery of an amount of liquid  assets  equal to a specified  dollar  amount  multiplied  by the  difference  between the stock index value at the close of the last trading day of the contract and the price at which the futures  contract is originally  struck.  No physical  delivery of the underlying  stocks in the index is made.  The Portfolio will not purchase or sell options on stock index futures contracts.

         The Portfolio may not purchase or sell a stock index future if, immediately  thereafter,  more than 30% of its total assets would be hedged by stock index  futures.  The  Portfolio may not purchase or sell a stock index future if,  immediately  thereafter, the sum of the amount of margin deposits on the Portfolio's  existing  futures  positions would exceed 5% of the market value of the
Portfolio's total assets.

         Currently,  stock index  futures  contracts  can be purchased or sold with respect to the Standard & Poor's 500 Stock Index on the Chicago  Mercantile  Exchange,  the New York Stock Exchange  Composite  Index on the New York Futures  Exchange and the Value
Line Stock Index on the Kansas City Board of Trade.  The Sub-advisor  does not believe that  differences in composition of the three indices will create any  differences  in the price  movements of the stock index  futures  contracts in relation to the movements in such indices.  However,  such  differences in the indices may result in  differences  in  correlation of the futures  contracts with movements in the value of the  securities  being hedged.  The  Portfolio  reserves the right to purchase or sell stock index futures contracts that may be created in the future.

         The nature of initial  margin in futures  transactions  is different from that of margin in security  transactions  in that futures  contract  margin does not involve the  borrowing of funds to finance  transactions.  Rather,  the initial  margin is in the nature of a  performance  bond or good faith  deposit on the contract  which is returned to the Portfolio  upon  termination  of the futures contract, assuming all contractual obligations have been satisfied.

         There are several risks in connection  with the use of stock index futures by the Portfolio as a hedging  device.  One risk arises  because of the imperfect  correlation  between  movements in the price of the stock index futures and movements in the price of the  securities  which are the  subject of the hedge.  The price of the stock  index  futures may move more than or less than the price of the  securities  being hedged.  If the price of the stock index futures moves less than the price of the  securities  which are the subject of the hedge,  the hedge will not be fully  effective but, if the price of the securities  being hedged has moved in an  unfavorable  direction,  the  Portfolio  would be in a better  position  than if it had not  hedged at all.  If the price of the securities  being  hedged has moved in a favorable  direction,  this  advantage  will be  partially  offset by the loss on the index future.  If the price of the future moves more than the price of the stock,  the Portfolio will experience  either a loss or gain on the future which will not be completely  offset by movements in the price of the securities  which are the subject of the hedge.  To compensate  for the imperfect  correlation  of movements in the price of  securities  being hedged and movements in the price of the stock index futures,  the Portfolio may buy or sell stock index futures  contracts in a greater dollar amount than the dollar amount of securities  being hedged if the volatility  over a particular  time period of the prices of such securities has been greater than the volatility over such time period for the index, or if otherwise  deemed to be appropriate by the  Sub-advisor.  Conversely,  the
Portfolio may buy or sell fewer stock index futures  contracts if the volatility  over a particular time period of the prices of the securities  being  hedged is less than the  volatility  over such time  period  of the stock  index,  or if  otherwise  deemed to be appropriate by the Sub-advisor.

         Where  futures are  purchased to hedge  against a possible  increase in the price of stock before the  Portfolio is able to invest its cash (or cash  equivalents)  in stocks (or  options) in an orderly  fashion,  it is possible  that the market may decline instead.  If the Portfolio then  concludes not to invest in stock or options at that time because of concern as to possible  further market  decline or for other reasons,  the Portfolio  will realize a loss on the futures  contract that is not offset by a reduction in the price of securities purchased.

         The Portfolio's  Sub-advisor  intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with due consideration to liquidity.

         For additional  information  regarding  futures  contracts and their risks,  see this Statement and the Trust's  Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign  Securities.  The Portfolio may invest in foreign  securities,  but will not make any such investments  unless such securities  are listed on a national  securities  exchange.  The  purchase  of foreign  securities  entails  certain  political  and economic  risks,  and  accordingly,  the Portfolio has restricted  its  investments in securities in this category to issues of high quality.  Evidences of ownership of foreign  securities  may be held outside of the U.S.,  and the  Portfolio  may be subject to the risks  associated  with the holding of such property  overseas.  Additional  information  on foreign  securities  and their risks is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Securities  Ratings.  The ratings of debt  securities  by S&P,  Moody's,  Duff & Phelps and Fitch are a generally  accepted barometer  of credit risk.  They are,  however,  subject to certain  limitations  from an  investor's  standpoint.  The rating of an issuer is heavily weighted by past  developments and does not necessarily  reflect probable future  conditions.  There is frequently a lag between the time a rating is assigned and the time it is updated.  In  addition,  there may be varying  degrees of  difference in credit risk of securities within each rating category.

         A detailed  description  of the debt  security  ratings  assigned  by Moody's  and S&P is  included  in  Appendix B to this
Statement.

         Investment  Policies Which May Be Changed Without  Shareholder  Approval.  The following  limitations are applicable to the
AST Alliance Growth and Income  Portfolio.  These  limitations are not "fundamental  restrictions and may be changed by the Trustees without shareholder approval.  The Portfolio may not:

         1.       Purchase the securities of any other investment company except in compliance with the 1940 Act; and

         2.       Sell securities short.

AST MFS Growth with Income Portfolio:

Investment  Objective:  The  investment  objective of the Portfolio is to seek to provide  reasonable  current  income and long-term capital growth and income.

Investment Policies:

         Corporate Debt Securities.  The Portfolio may invest in debt  securities,  such as convertible and  non-convertible  bonds, notes and debentures, issued by corporations, limited partnerships and similar entities.

         Variable and Floating Rate  Obligations.  The Portfolio  may invest in floating or variable  rate  securities.  Investments in variable or floating rate securities  normally will involve  industrial  development or revenue bonds which provide that the rate of interest is set as a specific  percentage of a designated  base rate,  such as rates on Treasury Bonds or Bills or the prime rate at a major  commercial  bank, and that a bondholder can demand payment of the obligations on behalf of the Portfolio on short notice at par plus accrued  interest,  which amount may be more or less than the amount of the  bondholder  paid for them.  The maturity of floating or variable  rate  obligations  (including  participation  interests  therein) is deemed to be the longer of (i) the notice period  required  before the Portfolio is entitled to receive  payment of the  obligation  upon demand or (ii) the period  remaining until the  obligation's  next  interest  rate  adjustment.  If not  redeemed  by the  Portfolio  through  the  demand  feature,  the obligations mature on a specified date, which may range up to thirty years from the date of issuance.

         Zero Coupon Bonds,  Deferred  Interest Bonds and PIK Bonds.  The Portfolio may invest in zero coupon bonds,  deferred bonds and bonds on which the interest is payable in kind ("PIK  bonds").  Zero coupon and deferred  interest  bonds are debt  obligations, which are issued at a significant  discount from face value.  The discount  approximates the total amount of interest the bonds will accrue and compound over the period until  maturity or the first interest  payment date at a rate of interest  reflecting the market rate of the security at the time of issuance.  While zero coupon  bonds do not require the  periodic  payment of interest,  deferred interest  bonds do provide for a period of delay  before the regular  payment of interest  begins.  PIK bonds are debt  obligations, which  provide  that  the  issuer  may,  at its  option,  pay  interest  on such  bonds in cash or in the  form of  additional  debt obligations.  Such  investments  benefit the issuer by mitigating its need for cash to meet debt service,  but also require a higher rate of return to  attract  investors  who are  willing to defer  receipt of such cash.  Such  investments  may  experience  greater volatility in market value than debt  obligations,  which make regular  payments of interest.  The  Portfolio  will accrue income on such investments for tax and accounting  purposes,  which are  distributable to shareholders and which,  because no cash is received at the time of accrual,  may  require  the  liquidation  of other  portfolio  securities  to satisfy  the  Portfolio's  distribution obligations.

         Equity  Securities.  The Portfolio may invest in all types of equity  securities,  including the following:  common stocks, preferred  stocks and  preference  stocks;  securities  such as bonds,  warrants or rights that are  convertible  into  stocks;  and
depositary  receipts  for  those  securities.   These  securities  may  be  listed  on  securities  exchanges,   traded  in  various
over-the-counter markets or have no organized market.

         Foreign  Securities.  The  Portfolio  may invest in  dollar-denominated  and  non-dollar  denominated  foreign  securities.
Investing in securities of foreign  issuers  generally  involves  risks not  ordinarily  associated  with investing in securities of domestic  issuers.  For a discussion of the risks  involved in foreign  securities,  see this  Statement and the Trust's  Prospectus under "Certain Risk Factors and Investment Methods."

         Depositary  Receipts.  The  Portfolio may invest in American  Depositary  Receipts  ("ADRs"),  Global  Depositary  Receipts
("GDRs") and other types of  depositary  receipts.  ADRs are  certificates  by a U.S.  depository  (usually a bank) and  represent a specified  quantity of shares of an  underlying  non-U.S.  stock on deposit  with a  custodian  bank as  collateral.  GDRs and other types of  depositary  receipts  are  typically  issued by foreign  banks or trust  companies  and evidence  ownership of  underlying securities  issued  by  either a  foreign  or a U.S.  company.  For the  purposes  of the  Portfolio's  policy  to  invest a certain percentage  of its assets in foreign  securities,  the  investments  of the  Portfolio in ADRs,  GDRs and other types of  depositary receipts are deemed to be investments in the underlying securities.

         ADRs may be sponsored or unsponsored.  A sponsored ADR is issued by a depositary which has an exclusive  relationship  with the issuer of the underlying  security.  An  unsponsored  ADR may be issued by any number of U.S.  depositories.  Under the terms of most sponsored  arrangements,  depositories  agree to distribute  notices of shareholder  meetings and voting  instructions,  and to provide  shareholder  communications  and other  information  to the ADR  holders  at the  request  of the  issuer of the  deposited securities.  The  depositary  of an  unsponsored  ADR,  on the  other  hand,  is  under  no  obligation  to  distribute  shareholder communications  received from the issuer of the deposited  securities or to pass through  voting rights to ADR holders in respect of the deposited  securities.  The Portfolio may invest in either type of ADR.  Although the U.S.  investor holds a substitute  receipt of ownership  rather than direct stock  certificates,  the use of the  depositary  receipts in the United Sates can reduce costs and delays as well as potential  currency exchange and other  difficulties.  The Portfolio may purchase  securities in local markets and direct  delivery of these  shares to the local  depositary  of an ADR agent bank in the  foreign  country.  Simultaneously,  the ADR agents create a certificate  which settles at the  Portfolio's  custodian in five days. The Portfolio may also execute trades on the
U.S.  markets  using  existing  ADRs.  A foreign  issuer of the  security  underlying  an ADR is  generally  not subject to the same reporting  requirements in the United States as a domestic issuer.  Accordingly,  information  available to a U.S.  investor will be limited to the  information  the foreign  issuer is  required  to  disclose  in its  country and the market  value of an ADR may not reflect undisclosed  material  information  concerning the issuer of the underlying  security.  ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency.

         Emerging  Markets.  The Portfolio may invest in securities of government,  government-related,  supranational and corporate issuers located in emerging markets.  Such investments entail significant risks as described below.

         Company  Debt.  Governments  of many  emerging  market  countries  have  exercised  and  continue to  exercise  substantial influence  over many  aspects of the private  sector  through the  ownership  or control of many  companies,  including  some of the largest  in any given  country.  As a  result,  government  actions  in the  future  could  have a  significant  effect on  economic conditions in emerging markets,  which in turn, may adversely affect companies in the private sector,  general market conditions and
prices  and  yields  of  certain  of  the  securities  in  the  Portfolio's   portfolio.   Expropriation,   confiscatory   taxation,
nationalization,  political,  economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Portfolio's assets should these conditions recur.

         Foreign  currencies.  Some emerging market countries may have managed  currencies,  which are not free floating against the
U.S.  dollar.  In  addition,  there is risk that certain  emerging  market  countries  may  restrict  the free  conversion  of their currencies  into other  currencies.  Further,  certain  emerging market  currencies may not be  internationally  traded.  Certain of these currencies have  experienced a steep  devaluation  relative to the U.S. dollar.  Any devaluations in the currencies in which a
Portfolio's portfolio securities are denominated may have a detrimental impact on the Portfolio's net asset value.

         Inflation.  Many emerging  markets have  experienced  substantial,  and in some periods  extremely high, rates of inflation for many years.  Inflation  and rapid  fluctuations  in inflation  rates have had and may  continue to have  adverse  effects on the economies  and  securities  markets of certain  emerging  market  countries.  In an  attempt  to control  inflation,  wage and price controls  have been imposed in certain  countries.  Of these  countries,  some,  in recent  years,  have begun to control  inflation through prudent economic policies.

         Liquidity;  Trading Volume;  Regulatory  Oversight.  The securities  markets of emerging market countries are substantially smaller,  less  developed,  less liquid and more volatile than the major  securities  markets in the U.S.  Disclosure and regulatory standards  are in many  respects  less  stringent  than U.S.  standards.  Furthermore  , there is a lower  level of  monitoring  and regulation of the markets and the activities of investors in such markets.

         The limited size of many  emerging  market  securities  markets and limited  trading  volume in the  securities of emerging market issuers  compared to volume of trading in the  securities of U.S.  issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and  competitiveness of the securities  issuers.  For example,  limited market size may cause prices to be unduly  influenced by traders who control large positions.  Adverse  publicity and investors'  perceptions,  whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

         The risk also exists that an emergency  situation may arise in one or more emerging  markets,  as a result of which trading of  securities  may cease or may be  substantially  curtailed and prices for the  Portfolio's  securities in such markets may not be readily  available.  The  Portfolio  may suspend  redemption  of its shares for any period  during  which an  emergency  exists,  as determined by the SEC. If market  prices are not readily  available,  the  Portfolio's  securities  in the affected  markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

         Withholding.  Income from  securities  held by the Portfolio  could be reduced by a withholding  tax on the source or other taxes imposed by the emerging  market  countries in which the Portfolio makes its  investments.  The Portfolio's net asset value may also be affected by changes in the rates or methods of taxation  applicable  to the  Portfolio or to entities in which the Portfolio has invested.  The  Sub-advisor  will consider the cost of any taxes in determining  whether to acquire any particular  investments, but can provide no assurance that the taxes will not be subject to change.

         Forward  Contracts.  The  Portfolio may enter into  contracts  for the purchase or sale of a specific  currency at a future date at a price at the time the  contract  is entered  into (a  "Forward  Contract"),  for hedging  purposes  (e.g.,  to protect its current or intended investments from fluctuations in currency exchange rates) as well as for non-hedging purposes.

         The Portfolio does not presently intend to hold Forward  Contracts  entered into until maturity,  at which time it would be required to deliver or accept  delivery of the underlying  currency,  but will seek in most instances to close out positions in such
Contracts by entering into offsetting  transactions,  which will serve to fix the Portfolio's profit or loss based upon the value of the Contracts at the time the offsetting transactions is executed.

         The Portfolio  will also enter into  transactions  in Forward  Contracts for other than hedging  purposes,  which  presents greater  profit  potential but also  involves  increased  risk.  For example,  the  Portfolio may purchase a given foreign  currency through a Forward Contract if, in the judgement of the  Sub-advisor,  the value of such currency is expected to rise relative to the
U.S.  dollar.  Conversely,  the  Portfolio may sell the currency  through a Forward  Contract if the  Sub-advisor  believes that its value will decline relative to the dollar.

         For an  additional  discussion of Forward  Contracts see this  Statement  and the Trust's  Prospectus  under  "certain Risk
Factors and Investment Methods."

         Futures  Contracts.  The Portfolio may purchase and sell futures contracts ("Future  Contracts") on stock indices,  foreign currencies,  interest rates or interest-rate related instruments,  indices of foreign currencies or commodities.  The Portfolio also may purchase and sell Futures  Contracts on foreign or domestic  fixed income  securities  or indices of such  securities  including municipal  bond  indices  and any other  indices of foreign or  domestic  fixed  income  securities  that may become  available  for trading.  Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

         Futures  Contracts  differ from  options in that they are  bilateral  agreements,  with both the  purchaser  and the seller equally  obligated to complete the  transaction.  Futures  Contracts call for settlement  only on the expiration  date and cannot be exercised at any other time during their term.

         Purchases or sales of stock index  futures  contracts  are used to attempt to protect the  Portfolio's  current or intended stock  investments from broad  fluctuations in stock prices.  For example,  the Portfolio may sell stock index futures  contracts in anticipations  of or during  market  decline to  attempt  to offset  the  decrease  in market  value of the  Portfolio's  securities portfolio that might otherwise  result.  If such decline occurs,  the loss in value of portfolio  securities may be offset, in whole or in part, by gains on the futures  position.  When the Portfolio is not fully invested in the securities  market and anticipates a significant  market  advance,  it may  purchase  stock index  futures in order to gain rapid  market  exposure  that may, in part or entirely,  offset  increases in the cost of  securities  that the Portfolio  intends to purchase.  As such  purchases are made,  the corresponding  positions in stock index futures contracts will be closed out. In a substantial  majority of these transactions,  the
Portfolio will purchase such  securities  upon  termination of the futures  position,  but under unusual market  conditions,  a long futures position may be terminated without a related purchase of securities.

         The Portfolio may purchase and sell foreign  currency  futures  contracts for hedging  purposes,  to attempt to protect its current or intended  investments from fluctuations in currency  exchange rates.  Such fluctuations  could reduce the dollar value of portfolio securities denominated in foreign currencies,  or increase the dollar cost of foreign-denominated  securities, or increase the dollar cost of  foreign-denominated  securities to be acquired,  even if the value of such securities in the currencies in which they are  denominated  remains  constant.  The Portfolio may sell futures  contracts on a foreign  currency,  for example,  where it holds  securities  denominated in such currency and it  anticipates a decline in the value of such currency  relative to the dollar.
In the event such decline occurs,  the resulting  adverse effect on the value of  foreign-denominated  securities may be offset,  in whole or in part, by gains on the futures contracts.

         Conversely,  the  Portfolio  could  protect  against a rise in the  dollar  cost of  foreign-denominated  securities  to be acquired by purchasing  futures contracts on the relevant  security,  which could offset, in whole or in part, the increased cost of such securities  resulting from the rise in the dollar value of the underlying  currencies.  Where the Portfolio  purchases  futures contracts  under such  circumstances,  however,  and the prices of securities to be acquired  instead  decline,  the Portfolio  will sustain losses on its futures  position which could reduce or eliminate the benefits of the reduced cost of portfolio  securities to be acquired.

         For further information on Futures Contracts, see this Statement under "Certain Risk Factors and Investment Methods."

         Investment  in Other  Investment  Companies.  The  Portfolio  may  invest in other  investment  companies,  including  both open-end and closed-end  companies.  Investments in closed-end  investment companies may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

         Options.  The Portfolio may invest in the following  types of options,  which involves the risks  described below under the caption "Risk Factors."

         Options on Foreign  Currencies.  The  Portfolio  may  purchase  and write  options on foreign  currencies  for  hedging and non-hedging  purposes in a manner similar to that in which Futures Contracts on foreign  currencies,  or Forward Contracts,  will be utilized.  For  example,  where a rise in the dollar  value of a currency in which  securities  to be acquired  are  denominated  is projected,  thereby  increasing the cost of such securities,  the Portfolio may purchase call options thereon.  The purchase of such options could offset, at least partially, the effect of the adverse movements in exchange rates.

         Similarly,  instead of purchasing a call option to hedge against an  anticipated  increase in the dollar cost of securities to be acquired,  the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected,  will expire  unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium.  Foreign  currency options written by the Portfolio will generally be covered in a manner similar to the covering of other types of options.

         Options of Futures  Contracts.  The Portfolio  may also  purchase and write options to buy or sell those Futures  Contracts in which it may invest as described above under "Futures  Contracts."  Such investment  strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

         Options on Futures  Contracts  that are written or purchased  by the  Portfolio  on U.S.  Exchanges  are traded on the same contract market as the underlying Futures Contract,  and, like Futures Contracts,  are subject to the regulation by the CFTC and the performance  guarantee  of the  exchange  clearinghouse.  In  addition,  Options  on  Futures  Contracts  may be traded  on  foreign exchanges.  The  Portfolio  may cover the writing of call  Options on Futures  Contracts  (a) through  purchases  of the  underlying
Futures Contract,  (b) through ownership of the instrument,  or instruments included in the index,  underlying the Futures Contract, or (c) through the holding of a call on the same Futures  Contract and in the same  principal  amount as the call written  where the exercise  price of the call held (i) is equal to or less than the  exercise  price of the call  written or (ii) is greater  than the exercise  price of the call written if the Portfolio  owns liquid and  unencumbered  assets equal to the  difference.  The Portfolio may cover the writing of put Options on Futures  Contracts (a) through sales of the  underlying  Futures  Contract,  (b) through the ownership of liquid and  unencumbered  assets equal to the value of the security or index  underlying the Futures  Contract,  or (c)
through the holding of a put on the same Futures  Contract and in the same  principal  amount as the put written  where the exercise price of the put held (i) is equal to or greater than the exercise  price of the put written or where the exercise  price of the put held (ii) is less than the  exercise  price of the put written if the  Portfolio  owns liquid and  unencumbered  assets equal to the difference.  Put and call Options on Futures  Contracts  may also be covered in such other manner as may be in  accordance  with the rules of the exchange on which the option is traded and  applicable  laws and  regulations.  Upon the exercise of a call Option on a
Futures  Contract  written by the Portfolio,  the Portfolio will be required to sell the underlying  Futures  Contract which, if the
Portfolio  has  covered its  obligation  through  the  purchase of such  Contract,  will serve to  liquidate  its futures  position.
Similarly,  where a put Option on a Futures  Contract  written by the  Portfolio is  exercised,  the  Portfolio  will be required to purchase the underlying  Futures  Contract  which,  if the Portfolio has covered its  obligation  through the sale of such Contract, will close out its futures position.

         Depending on the degree of  correlation  between  changes in the value of its portfolio  securities  and the changes in the value of its futures  positions,  the Portfolio's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

         Options on  Securities.  The  Portfolio may write (sell)  covered put and call options,  and purchase put and call options, on securities.

         A call option  written by the  Portfolio is  "covered" if the  Portfolio  owns the security  underlying  the call or has an absolute and immediate right to acquire that security without  additional cash  consideration (or for additional cash  consideration if the Portfolio  owns liquid and  unencumbered  assets equal to the amount of cash  consideration)  upon  conversion or exchange of other  securities  held in its  portfolio.  A call option is also covered if the Portfolio  holds a call on the same security and in the same  principal  amount as the call written where the exercise  price of the call held (a) is equal to or less than the exercise price of the call  written  or (b) is  greater  than the  exercise  price of the call  written  if the  Portfolio  owns  liquid  and unencumbered  assets  equal to the  difference.  If the  portfolio  writes a put option it must  segregate  liquid and  unencumbered assets with a value equal to the exercise  price,  or else holds a put on the same security and in the same principal  amount as the put written  where the exercise  price of the put held is equal to or greater  than the  exercise  price of the put written or where the  exercise  price  of the put held is less  than  the  exercise  price  of the put  written  if the  Portfolio  owns  liquid  and unencumbered  assets  equal to the  difference.  Put and call  options  written by the  Portfolio  may also be covered in such other manner as may be in  accordance  with the  requirements  of the exchange on which,  or the  counterparty  with which,  the option is traded, and applicable laws and regulations.

         Effecting a closing  transaction  in the case of a written  call option will permit the  Portfolio  to write  another  call option on the underlying  security with either a different  exercise  price or expiration  date or both, or in the case of a written put option will permit the  Portfolio  to write  another put option to the extent that the  Portfolio  owns liquid and  unencumbered assets. Such transactions  permit the Portfolio to generate  additional premium income,  which will partially offset declines in the value of portfolio  securities or increases in the cost of securities to be acquired.  Also,  effecting a closing  transaction  will permit the cash or proceeds from the  concurrent  sale of any securities  subject to the option to be used for other  investments of the  Portfolio,  provided  that  another  option on such  security is not  written.  If the  Portfolio  desires to sell a particular security  from its portfolio on which it has written a call option,  it will effect a closing  transaction  in  connection  with the option prior to or concurrent with the sale of the security.

         The  Portfolio  may write  options in connection  with  buy-and-write  transactions;  that is, the Portfolio may purchase a security and then write a call option  against that  security.  The exercise  price of the call option the  Portfolio  determines to write will depend upon the expected  price  movement of the  underlying  security.  The exercise price of a call option may be below
("in-the-money"),  equal to ("at-the-money") or above  ("out-of-the-money") the current value of the underlying security at the time the option is written.  Buy-and-write  transactions  using  in-the-money call options may be used when it is expected that the price of the underlying  security will decline  moderately during the option period.  Buy-and-write  transactions  using  out-of-the-money call options may be used when it is expected that the premiums  received from writing the call option plus the  appreciation  in the market  price of the  underlying  security  up to the  exercise  price will be  greater  than the  appreciation  in the price of the underlying  security  alone.  If the call  options are  exercised in such  transactions,  the  Portfolio's  maximum gain will be the premium  received by it for writing the option,  adjusted  upwards or downwards by the difference  between the Portfolio's  purchase price of the security and the exercise  price,  less related  transaction  costs.  If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of risk/return  characteristics  to buy-and-write  transactions.  If the market price or the underlying  security rises or otherwise is above the exercise  price,  the put option will expire  worthless and the  Portfolio's  gain will be limited to the premium  received,  less  related  transaction  costs.  If the market price of the underlying  security  declines or otherwise is below the exercise price, the Portfolio may elect to close the position or retain the option until it is exercised,  at which time the Portfolio will be required to take delivery of the security at the exercise  price;
the Portfolio's  return will be the premium  received from the put option minus the amount by which the market price of the security is below the exercise  price,  which could result in a loss.  Out-of-the-money,  at-the-money  and  in-the-money  put options may be used by the Portfolio in the same market environments that call options are used in equivalent buy-and-write transactions.

         The Portfolio may also write  combinations  of put and call options on the same  security,  known as  "straddles"  with the same exercise  price and expiration  date. By writing a straddle,  the Portfolio  undertakes a  simultaneous  obligation to sell and purchase  the same  security in the event that one of the options is  exercised.  If the price of the  security  subsequently  rises sufficiently  above the exercise price to cover the amount of the premium and transaction  costs,  the call will likely be exercised and the Portfolio will be required to sell the underlying  security at a below market price.  This loss may be offset,  however,  in whole or in part,  by the premiums  received on the writing of the two options.  Conversely,  if the price of the security  declines by a sufficient  amount,  the put will likely be  exercised.  The writing of straddles  will likely be  effective,  therefore,  only where the price of the security  remains stable and neither the call nor the put is exercised.  In those  instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

         The writing of options on  securities  will not be  undertaken  by the  Portfolio  solely for hedging  purposes,  and could involve  certain  risks  which are not present in the case of hedging  transactions.  Moreover,  even where  options are written for hedging  purposes,  such  transactions  constitute  only a partial  hedge against  declines in the value of portfolio  securities or against  increases in the value of  securities  to be acquired,  up to the amount of the premium.  The  Portfolio  may also purchase options for hedging purposes or to increase its return.

         The Portfolio  may also  purchase  call options to hedge against an increase in the price of securities  that the Portfolio anticipates  purchasing  in the  future.  If such  increase  occurs,  the call  option will  permit the  Portfolio  to purchase  the securities at the exercise price, or to close out the options at a profit.

         Options on Stock  Indices.  The Portfolio  may write (sell)  covered call and put options and purchase call and put options on stock indices.  The Portfolio may cover written call options on stock indices by owning  securities  whose price changes,  in the opinion of the  Sub-advisor,  are expected to be similar to those of the  underlying  index,  or by having an absolute and immediate right to acquire such securities  without  additional cash consideration (or for additional cash consideration if the Portfolio owns liquid and  unencumbered  assets equal to the amount of cash  consideration)  upon conversion or exchange of other securities in its portfolio.  The  Portfolio  may also  cover  call  options  on stock  indices  by  holding a call on the same  index and in the same principal  amount as the call written where the exercise  price of the call held (a) is equal to or less than the exercise  price of the call written or (b) is greater than the exercise price of the call written if the Portfolio own liquid and  unencumbered  assets equal to the difference.  If the Portfolio writes put options on stock indices,  it must segregate  liquid and  unencumbered  assets with a value  equal to the  exercise  price,  or hold a put on the same  stock  index  and in the same  principal  amount as the put written  where the exercise  price of the put held (a) is equal to or greater  than the exercise  price of the put written or (b) is less than the exercise price of the put written if the Portfolio owns liquid and  unencumbered  assets equal to the difference.  Put and call options on stock  indices may also be covered in such other manner as may be in  accordance  with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

         The  purchase  of call  options on stock  indices may be used by the  Portfolio  to attempt to reduce the risk of missing a broad  market  advance,  or an advance in an industry or market  segment,  at a time when the  Portfolio  holds  uninvested  cash or short-term  debt securities  awaiting  investment.  When purchasing call options for this purpose,  the Portfolio will also bear the risk of losing all or a portion  of the  premium  paid it the value of the index  does not rise.  The  purchase  of call  options on stock  indices  when the  Portfolio  is  substantially  fully  invested is a form of  leverage,  up to the amount of the premium and related  transaction costs, and involves risks of loss and of increased  volatility similar to those involved in purchasing calls on securities the Portfolio owns.

         The index  underlying a stock index  option may be a  "broad-based"  index,  such as the Standard & Poor's 500 Index or the
New York Stock Exchange  Composite  Index,  the changes in value of which  ordinarily will reflect  movements in the stock market in general.  In contrast,  certain  options may be based on narrower  market  indices,  such as the Standard & Poor's 100 Index,  or on indices of securities of particular  industry groups,  such as those of oil and gas or technology  companies.  A stock index assigns relative  values to the stocks  included in the index and the index  fluctuates  with changes in the market  values of the stocks so included.  The composition of the index is changed periodically.

         For an additional discussion of options, see this Statement under "Certain Risk Factors and Investment Methods."

         Special Risk Factors.

Risk of Imperfect  Correlation of Hedging  Instruments  with the Portfolio's  Portfolio.  The use of derivatives for "cross hedging"
purposes  (such as a  transaction  in a Forward  Contract on one  currency to hedge  exposure to a different  currency)  may involve greater  correlation  risks.  Consequently,  the Portfolio  bears the risk that the price of the portfolio  securities  being hedged will not move in the same amount or direction as the underlying index or obligation.

         It should be noted that stock index futures  contracts or options based upon a narrower index of securities,  such as those of a particular  industry  group,  may present  greater risk than options or futures based on a broad market  index.  This is due to the fact that a  narrower  index is more  susceptible  to rapid and  extreme  fluctuations  as a result of changes in the value of a small number of securities.  Nevertheless,  where the Portfolio  enters into  transactions  in options or futures on  narrowly-based indices for hedging  purposes,  movements in the value of the index should,  if the hedge is successful,  correlate closely with the portion of the Portfolio's portfolio or the intended acquisitions being hedged.

         The trading of derivatives for hedging purposes entails the additional risk of imperfect  correlation  between movements in the price of the derivative and the price of the underlying  index or obligation.  The anticipated  spread between the prices may be distorted  due to the  difference in the nature of the markets such as  differences  in margin  requirements,  the liquidity of such markets and the  participation  of speculators in the  derivatives  markets.  In this regard,  trading by speculators in derivatives has in the past  occasionally  resulted in market  distortions,  which may be difficult or impossible to predict,  particularly near the expiration of such instruments.

         The trading of Options on Futures  Contracts  also  entails the risk that  changes in the value of the  underlying  Futures
Contracts will not be fully reflected in the value of the option.  The risk of imperfect  correlation,  however,  generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

         Further,  with respect to options on  securities,  options on stock  indices,  options on currencies and Options on Futures
Contracts,  the Portfolio is subject to the risk of market  movements  between the time that the option is exercised and the time of performance thereunder.  This could increase the extent of any loss suffered by the Portfolio in connection with such transactions.

         In writing a covered  call  option on a  security,  index or futures  contract,  the  Portfolio  also  incurs the risk that changes in the value of the  instruments  used to cover the  position  will not  correlate  closely with changes in the value of the option or underlying  index or instrument.  For example,  where the Portfolio  covers a call option written on a stock index through segregation  of  securities,  such  securities  may not match the  composition  of the  index,  and the  Portfolio  may not be fully covered.  As a result, the Portfolio could be subject to risk of loss in the event of adverse market movements.

         Risks of Non-Hedging  Transactions.  The Portfolio may enter  transactions in derivatives for non-hedging  purposes as well as hedging purposes.  Non-hedging  transactions in such instruments  involve greater risks and may result in losses which may not be offset by increases in the value of portfolio  securities or declines in the cost of securities  to be acquired.  Nevertheless,  the method of covering  an option  employed  by the  Portfolio  may not fully  protect it against  risk of loss and,  in any event,  the
Portfolio  could suffer losses on the option  position which might not be offset by  corresponding  portfolio  gains.  The Portfolio may also enter into  futures,  Forward  Contracts  for  non-hedging  purposes.  For  example,  the  Portfolio  may enter into such a transaction  as an  alternative  to purchasing or selling the  underlying  instrument or to obtain  desired  exposure to an index or market.  In such  instances,  the  Portfolio  will be exposed to the same  economic  risks  incurred  in  purchasing  or selling the underlying  instrument or instruments.  However,  transactions in futures,  Forward  Contracts may be leveraged,  which could expose the  Portfolio to greater risk of loss than such  purchases or sales.  Entering  into  transactions  in  derivatives  for other than hedging  purposes,  therefore,  could  expose  the  Portfolio  to  significant  risk of loss if the  prices,  rates or values of the underlying instruments or indices do not move in the direction or to the extent anticipated.

         With respect to the writing of straddles on  securities,  the  Portfolio  incurs the risk that the price of the  underlying security will not remain  stable,  that one of the options  written will be exercised and that the resulting loss will not be offset by the amount of the premiums received.  Such transactions,  therefore,  create an opportunity for increased return by providing the
Portfolio with two simultaneous  premiums on the same security,  but involve additional risk, since the Portfolio may have an option exercised against it regardless of whether the price of the security increases or decreases.

         Risk of a Potential Lack of a Liquid Secondary  Market.  Prior to exercise or expiration,  a futures or option position can only be terminated by entering into a closing  purchase or sale  transaction.  In that event,  it may not be possible to close out a position held by the Portfolio,  and the Portfolio could be required to purchase or sell the instrument  underlying an option,  make or receive a cash  settlement  or meet ongoing  variation  margin  requirements.  Under such  circumstances,  if the  Portfolio  has insufficient cash available to meet margin  requirements,  it will be necessary to liquidate portfolio securities or other assets at a time when it is  disadvantageous  to do so. The  inability to close out options and futures  positions,  therefore,  could have an adverse impact on the Portfolio's ability effectively to hedge its portfolio, and could result in trading losses.

         The  trading of Futures  Contracts  and  options is also  subject to the risk of trading  halts,  suspensions,  exchange or clearinghouse equipment failures,  government intervention,  insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity,  which could at times make it difficult or impossible to liquidate  existing positions or to recover excess variation margin payments.

         Potential  Bankruptcy  of a  Clearinghouse  or Broker.  When the  Portfolio  enters into  transactions  in  exchange-traded futures or options,  it is exposed to the risk of the potential  bankruptcy  of the relevant  exchange  clearinghouse  or the broker through  which the  Portfolio  has effected the  transaction.  In that event,  the  Portfolio  might not be able to recover  amounts deposited as margin,  or amounts owed to the Portfolio in connection with its  transactions,  for an indefinite  period of time, and could  sustain  losses of a portion or all of such  amounts.  Moreover,  the  performance  guarantee  of an  exchange  clearinghouse generally extends only to its members and the Portfolio could sustain losses,  notwithstanding  such guarantee,  in the event of the bankruptcy of its broker.

         Trading and Position  Limits.  The exchanges on which futures and options are traded may impose  limitations  governing the maximum  number of positions on the same side of the market and  involving  the same  underlying  instrument  which may be held by a single  investor,  whether  acting alone or in concert with others  (regardless  of whether such  contracts  are held on the same or different  exchanges or held or written in one or more accounts or through one or more brokers.)  Further,  the CFTC and the various contract  markets  have  established  limits  referred  to as  "speculative  position  limits" on the  maximum net long or net short position  which any person may hold or control in a particular  futures or option  contract.  An exchange may order the  liquidation of positions found to be in violation of these limits and it may impose other sanctions or  restrictions.  The Sub-advisor  does not believe that these trading and position  limits will have any adverse  impact on the  strategies  for hedging the  portfolios of the
Portfolio.

         Risks of Options on Futures  Contracts.  The amount of risk the Portfolio  assumes when it purchases an Option on a Futures
Contract  is the  premium  paid for the  option,  plus  related  transaction  costs.  In order to profit  from an option  purchased, however,  it may be necessary to exercise the option and to liquidate the underlying  Futures Contract,  subject to the risks of the availability of a liquid offset market  described  herein.  The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading,  including the requirement of initial and variation margin payments,  as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying  security,  index,  currency or
Futures Contract.

         Risks of Transactions in Foreign Currencies and  Over-the-Counter  Derivatives and Other Transactions Not Conducted on U.S.
Exchanges.  Transactions  in Forward  Contracts  on foreign  currencies,  as well as futures and options on foreign  currencies  and transactions  executed on foreign  exchanges,  are subject to all of the  correlation,  liquidity and other risks outlined above. In addition,  however,  such  transactions  are  subject  to the risk of  governmental  actions  affecting  trading in or the prices of currencies  underlying such contracts,  which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Portfolio.  Further,  the value of such  positions  could be adversely  affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

         Further,  unlike  trading in most other types of  instruments,  there is no systematic  reporting of last sale  information with respect to the foreign  currencies  underlying  contracts  thereon.  As a result,  the available  information  on which trading systems will be based may not be as complete as the comparable  data on which the Portfolio makes  investment and trading  decisions in connection with other  transactions.  Moreover,  because the foreign  currency market is a global,  24-hour market,  events could occur in that market which will not be reflected in the forward,  futures or options market until the following day,  thereby making it more difficult for the Portfolio to respond to such events in a timely manner.

         Settlements of exercises of  over-the-counter  Forward  Contracts or foreign currency  options  generally must occur within the country  issuing the  underlying  currency,  which in turn  requires  traders to accept or make  delivery of such  currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking  relationships,  fees, taxes or other charges.

         Unlike  transactions  entered  into  by the  Portfolio  in  Futures  Contracts  and  exchange-traded  options,  on  foreign currencies,  Forward Contracts,  over-the-counter options on securities, swaps and other over-the-counter derivatives are not traded on contract  markets  regulated by the CFTC or (with the exception of certain  foreign  currency  options) the SEC. To the contrary, such  instruments are traded through  financial  institutions  acting as  market-makers,  although foreign currency options are also traded on certain national  securities  exchanges,  such as the Philadelphia  Stock Exchange and the Chicago Board Options Exchange,
subject to SEC regulation.  In an over-the-counter  trading environment,  many of the protections afforded to exchange  participants will not be available.  For example,  there are no daily price  fluctuation  limits,  and adverse market  movements  could therefore continue to an  unlimited  extent over a period of time.  Although the  purchaser  of an option  cannot lose more than the amount of the premium plus related  transaction costs, this entire amount could be lost.  Moreover,  the option writer and a trader of Forward
Contracts could lose amounts  substantially in excess of their initial  investments,  due to the margin and collateral  requirements associated with such positions.

         In  addition,  over-the-counter  transactions  can only be entered  into with a financial  institution  willing to take the opposite  side,  as  principal,  of the  Portfolio's  position  unless the  institution  acts as broker and is able to find  another counterparty  willing to enter into the transaction  with the Portfolio.  Where no such  counterparty  is available,  it will not be possible to enter into a desired transaction.

         Further,  over-the-counter  transactions are not subject to the guarantee of an exchange  clearinghouse,  and the Portfolio will therefore be subject to the risk of default by, or the bankruptcy of, the financial  institution  serving as its  counterparty.
One or more of such institutions  also may decide to discontinue  their role as market-makers in a particular  currency or security, thereby restricting the Portfolio's ability to enter into desired hedging transactions.

         Options on securities,  options on stock indices,  Futures  Contracts,  Options on Futures Contracts and options on foreign currencies may be traded on exchanges  located in foreign  countries.  Such  transactions may not be conducted in the same manner as those entered into on U.S. exchanges,  and may be subject to different margin, exercise,  settlement or expiration procedures.  As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

         Options on foreign  currencies  traded on national  securities  exchanges  are within the  jurisdiction  of the SEC, as are other securities  traded on such exchanges.  As a result,  many of the protections  provided to traders on organized  exchanges will be available with respect to such  transactions.  In particular,  all foreign currency option  positions  entered into on a national securities  exchange are cleared and  guaranteed  by the Options  Clearing  Corporation  (the "OCC"),  thereby  reducing the risk of counterparty default.

         The purchase and sale of  exchange-traded  foreign  currency  options,  is subject to the risks  regarding  adverse  market movements,  margining  of options  written,  the nature of the  foreign  currency  market,  possible  intervention  by  governmental authorities and the effects of other  political and economic  events.  In addition,  exchange-traded  options on foreign  currencies involve certain risks not presented by the  over-the-counter  market.  For example,  exercise and settlement of such options must be made exclusively  through the OCC, which has established  banking  relationships in applicable  foreign  countries for this purpose.
As a result, the OCC may, if it determines that foreign  governmental  restrictions or taxes would prevent the orderly settlement of foreign currency option  exercises,  or would result in undue burdens on the OCC or its clearing member,  impose special  procedures on exercise and  settlement,  such as technical  changes in the mechanics of delivery of currency,  the fixing of dollar  settlement prices or prohibitions on exercise.

         Short Sales  Against The Box. The Portfolio  may make short sales  "against the box." If the Portfolio  enters into a short sales  against the box, it is  required to  segregate  securities  equivalent  in kind and amount to the  securities  sold short (or securities  convertible  or  exchangeable  into such  securities)  and is required to hold such  securities  while the short sale is outstanding.  The Portfolio will incur transaction costs, including interest, in connection with opening,  maintaining,  and closing short sales against the box. For further  information  about this practice,  please refer to the Trust's  Prospectus  under "Certain
Risk Factors and Investment Methods."

         Short Term  Instruments.  The Portfolio may hold cash and invest in cash  equivalents,  such as short-term U.S.  Government
Securities, commercial paper and bank instruments.

         Temporary  Defensive  Positions.  During periods of unusual market conditions when the Sub-advisor  believes that investing for temporary  defensive purposes is appropriate,  or in order to meet anticipated  redemption  requests,  a large portion or all of the assets of the Portfolio may be invested in cash (including  foreign  currency) or cash equivalents,  including,  but not limited to,  obligations of banks  (including  certificates  of deposit,  bankers  acceptances,  time deposits and  repurchase  agreements), commercial paper, short-term notes, U.S. Government securities and related repurchase agreements.

         Warrants.  The  Portfolio  may invest in warrants.  The strike  price of warrants  typically is much lower than the current market price of the underlying  securities,  yet they are subject to similar price  fluctuations,  in absolute  terms.  As a result, warrants may be more volatile  investments than the underlying  securities and may offer greater potential for capital  appreciation as well as capital loss.  Additional  information  regarding warrants is included in this Statement and the Trust's Prospectus under
"Certain Risk factors and Investment Methods."

         "When-Issued"  Securities.  The Portfolio may purchase  securities on a  "when-issued,"  "forward  commitment," or "delayed delivery  basis." The  commitment  to purchase a security  for which  payment will be made on a future date may be deemed a separate security.  While  awaiting  delivery of securities  purchased on such basis,  the Portfolio  will identify  liquid and  unencumbered assets equal to its forward delivery commitment.

         For more information  about  when-issued  securities,  please see this Statement under "Certain Risk Factors and Investment
Methods."

AST INVESCO Equity Income Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth and current income.

Investment Policies:

      The Portfolio  seeks to achieve its objective by investing in securities  that are expected to produce  relatively high levels of income and consistent,  stable returns.  The Portfolio normally will invest at least 65% of its assets in dividend-paying  common and preferred  stocks of domestic and foreign  issuers.  Effective July 31, 2002, the Portfolio will have a  non-fundamental  policy to  invest,  under  normal  circumstances,  at least  80% of the  value of its  assets  in  equity  securities.  The 80%  investment requirement  applies at the time the Portfolio  invests its assets.  Equity  securities  include  common stocks,  preferred  stocks, warrants and securities convertible into or exchangeable for common and preferred stocks.

      Up to 30% of the Portfolio's assets may be invested in equity securities that do not pay regular dividends.  In addition,  the
Portfolio  normally  will have some portion of its assets  invested in debt  securities  or  convertible  bonds.  The  Portfolio may invest up to 25% of its total  assets in  foreign  securities,  including  securities  of  issuers  in  countries  considered  to be developing.  These foreign investments may serve to increase the overall risks of the Portfolio.

         Debt  Securities.  The debt securities in which the Portfolio  invests are generally  subject to two kinds of risk,  credit risk and market  risk.  The ratings  given a debt  security  by Moody's and  Standard & Poor's  ("S&P")  provide a generally  useful guide as to such credit risk.  The lower the rating given a debt security by such rating  service,  the greater the credit risk such rating service  perceives to exist with respect to such security.  Increasing the amount of Portfolio  assets invested in unrated or lower grade (Ba or less by Moody's,  BB or less by S&P) debt  securities,  while  intended  to  increase  the yield  produced by the
Portfolio's debt securities, will also increase the credit risk to which those debt securities are subject.

         Lower-rated  debt  securities and non-rated  securities of comparable  quality tend to be subject to wider  fluctuations in yields and market values than higher rated debt  securities  and may have  speculative  characteristics.  Although the Portfolio may invest in debt securities  assigned lower grade ratings by S&P or Moody's,  the Portfolio's  investments have generally been limited to debt securities  rated B or higher by either S&P or Moody's.  Debt securities  rated lower than B by either S&P or Moody's may be highly  speculative.  The Sub-advisor  intends to limit such portfolio  investments to debt securities which are not believed by the
Sub-advisor  to be highly  speculative  and which are rated at least CCC or Caa,  respectively,  by S&P or Moody's.  In addition,  a significant  economic  downturn or major  increase  in interest  rates may well  result in issuers of  lower-rated  debt  securities experiencing  increased  financial  stress  which would  adversely  affect their  ability to service  their  principal  and interest obligations,  to meet  projected  business  goals,  and to obtain  additional  financing.  While the  Sub-advisor  attempts to limit purchases of  lower-rated  debt  securities  to  securities  having an  established  retail  secondary  market,  the market for such securities  may not be as liquid as the market for higher rated debt  securities.  For an  additional  discussion  of certain  risks involved in  lower-rated  or unrated  securities,  see this  Statement and the Trust's  Prospectus  under  "Certain Risk Factors and
Investment Methods."

         Lending  Portfolio  Securities.  The  Portfolio may lend its  securities to qualified  brokers,  dealers,  banks,  or other financial  institutions.  While voting rights may pass with the loaned securities,  if a material event (e.g., proposed merger, sale of assets,  or  liquidation) is to occur  affecting an investment on loan, the loan must be called and the securities  voted.  Loans of securities made by the Portfolio will comply with all other applicable  regulatory  requirements,  including the rules of the New
York Stock Exchange and the requirements of the 1940 Act and the rules of the SEC thereunder.

         Investment  Policy Which May Be Changed Without  Shareholder  Approval.  The following  limitation is applicable to the AST
INVESCO Equity Income  Portfolio.  This  limitation is not a  "fundamental  restriction  and may be changed by the Trustees  without shareholder approval.  The Portfolio may not:

         1.       Effective  July 31, 2002 change its policy to invest at least 80% of the value of its assets in equity  securities unless it provides 60 days prior written notice to its shareholders.

AST DeAM Global Allocation Portfolio:

Investment  Objective:  The  investment  objective of the  Portfolio  (formerly,  the AST AIM Balanced  Portfolio) is to seek a high level of total return by investing  primarily in a  diversified  portfolio  of mutual  funds.  However,  it may invest in equity and fixed-income securities as well.

Investment Policies:

         The  Portfolio,  investing  in equity  and debt  securities  as well as mutual  fund  shares,  acquires  securities  in the over-the-counter  market and on national  securities  exchanges,  and acquires  bonds in new  offerings or in principal  trades with broker-dealers.  Ordinarily,  the Portfolio  does not purchase  securities  with the  intention of engaging in  short-term  trading.
However,  any  particular  security  will be sold,  and the proceeds  reinvested,  whenever  such action is deemed  prudent from the viewpoint of the Portfolio's investment objective, regardless of the holding period of that security.

         Short-Term  Investments.  A portion of each  Portfolio's  assets  may be held in cash and high  quality,  short-term  money
market  instruments  such  as  certificates  of  deposit,  commercial  paper,  bankers'  acceptances,   short-term  U.S.  Government
obligations,  taxable municipal  securities,  master notes, and repurchase  agreements,  pending investment in portfolio securities, to meet  anticipated  short-term  cash needs  such as  dividend  payments  or  redemptions  of shares,  or for  temporary  defensive purposes.  Such  investments  generally  will have  maturities of 60 days or less and normally are held to maturity.  The underlying securities  that are  subject  to a  repurchase  agreement  will be  "marked-to-market"  on a daily  basis so that the  value of the securities in relation to the amount of the repurchase agreement may be determined.

         U.S.  Government  securities  may take the  form of  participation  interests  in,  and may be  evidenced  by,  deposit  or safekeeping  receipts.  Participation  interests are pro rata  interests in U.S.  Government  securities.  The Portfolio may acquire participation  interests in pools of mortgages sold by the Government National Mortgage Association  ("GNMA"),  the Federal National
Mortgage  Association  ("FNMA") and the Federal Home Loan Banks.  Instruments  evidencing  deposit or  safekeeping  are  documentary receipts for such original securities held in custody by others.

         U.S. Government  securities,  including those that are guaranteed by federal agencies or instrumentalities,  may or may not be backed by the "full faith and credit" of the United  States.  Some  securities  issued by federal  agencies or  instrumentalities are only  supported  by the credit of the agency or  instrumentality  (such as the  Federal  Home Loan Banks)  while  others have an additional  line of credit  with the U.S.  Treasury  (such as FNMA).  In the case of  securities  not  backed by the full  faith and credit of the United States,  the Portfolio must look  principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United  States  itself in the event the agency or  instrumentality  does not meet its commitments.

         Debt  Securities.  Most debt  securities  purchased  by the  Portfolio  will be rated Baa or  better by  Moody's  Investors
Service,  Inc.  ("Moody's")  or BBB or better by  Standard  & Poor's  Ratings  Services  ("S&P")  or,  if  unrated,  deemed to be of comparable quality by the Sub-advisor,  although the Portfolio may invest to a limited extent in lower-rated  securities.  The fixed income securities in which the Portfolio invests may include U.S. Government obligations,  mortgage-backed securities,  asset-backed securities,  bank  obligations,  corporate  debt  obligations  and unrated  obligations,  including  those of foreign  issuers.  The
Portfolio  may,  in  pursuit of its  objective,  invest up to 10% of its total  assets in debt  securities  rated  lower than Baa by
Moody's or BBB by S&P (or a comparable  rating of any other nationally  recognized  statistical  rating  organizations  "NRSROs") or unrated  securities  determined  by the  Sub-advisor  to be of  comparable  quality  ("junk  bonds").  Junk bonds  have  speculative characteristics  that are likely to increase in number and  significance  with each  successive  lower rating  category.  Additional information  about  lower-rated  debt  securities  and their risks is included in this  Statement and the Trust's  Prospectus  under
"Certain Risk Factors and Investment Methods."

         Real Estate  Investment  Trusts  ("REITs").  To the extent  consistent  with its  investment  objective and  policies,  the
Portfolio may invest up to 25% of its total assets and in equity and/or debt securities issued by REITs.

         REITs are trusts  that sell  equity or debt  securities  to  investors  and use the  proceeds  to invest in real  estate or interests therein. A REIT may focus on particular types of projects,  such as apartment  complexes,  or geographic regions,  such as the Southeastern United States, or both.

         To the extent that the Portfolio  invests in REITs, it could  conceivably own real estate directly as a result of a default on the securities it owns. The Portfolio,  therefore,  may be subject to certain risks  associated with the direct ownership of real estate,  including difficulties in valuing and trading real estate,  declines in the value of real estate,  environmental  liability risks,  risks  related to general  and local  economic  conditions,  adverse  change in the climate for real  estate,  increases  in property taxes and operating expenses,  changes in zoning laws, casualty or condemnation  losses,  limitations on rents,  changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

         In addition  to the risks  described  above,  equity  REITs may be  affected by any changes in the value of the  underlying property  owned by the trusts,  while  mortgage  REITs may be affected by the quality of any credit  extended.  Equity and  mortgage
REITs are dependent upon  management  skill,  and are generally not  diversified  and therefore are subject to the risk of financing single or a limited  number of  projects.  Such  trusts are also  subject  to heavy cash flow  dependency,  defaults  by  borrowers, self-liquidation,  and the  possibility  that the REIT will fail to maintain its  exemption  from the 1940 Act.  Changes in interest rates may also affect the value of debt  securities of REITs held by the  Portfolio.  By investing in REITs  indirectly  through the
Portfolio,  a shareholder will bear not only his/her  proportionate  share of the expenses of the Portfolio,  but also,  indirectly, similar expenses of the REITs.

         Lending Portfolio  Securities.  Consistent with applicable  regulatory  requirements,  the Portfolio may lend its portfolio securities.  The Portfolio  would continue to receive the income on loaned  securities and would, at the same time, earn interest on the loan collateral or on the investment of the loan collateral if it were cash.  Lending  securities  entails a risk of loss to the
Portfolio if and to the extent that the market value of the  securities  loaned were to increase and the lender did not increase the collateral  accordingly.  Other risks and  limitations  of lending  portfolio  securities  are  discussed in this  Statement and the
Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Short Sales  "Against the Box." As described in the Trust's  Prospectus,  the  Portfolio  may make short sales  against the box. In no event may the  Portfolio  deposit or pledge more than 10% of its total  assets as  collateral  for short sales at any one time. To secure its obligation to deliver the  securities  sold short,  the Portfolio  will deposit in escrow in a separate  account with its  custodian  an equal  amount  of the  securities  sold  short  or  securities  convertible  into or  exchangeable  for such securities.  Since the Portfolio  ordinarily  will want to continue to receive  interest and dividend  payments on securities in its portfolio that are  convertible  into the securities sold short,  the Portfolio will normally close out a short position  covered by convertible  securities  by  purchasing  and  delivering  an equal amount of the  securities  sold short,  rather than by delivering securities that it already holds.

         The  Portfolio  will make a short sale, as a hedge,  when it believes  that the price of a security may decline,  causing a decline in the value of a security owned by the Portfolio or a security  convertible  into or  exchangeable  for such  security.  In such case, any future losses in the Portfolio's  long position should be reduced by a gain in the short  position.  Conversely,  any gain in the long position  should be reduced by a loss in the short  position.  The extent to which such gains or losses are reduced will depend upon the amount of the security sold short  relative to the amount the Portfolio  owns,  either  directly or indirectly, and, in the case where the Portfolio owns convertible  securities,  changes in the conversion  premium. In determining the number of shares to be sold short against a Portfolio's  position in a convertible  security,  the  anticipated  fluctuation in the conversion premium is  considered.  The  Portfolio  may also make short sales to generate  additional  income from the  investment  of the cash proceeds of short sales.

         Options,  Futures  and  Currency  Strategies.  The  Portfolio  may use forward  contracts,  futures  contracts,  options on securities,  options on indices,  options on  currencies,  and options on futures  contracts to attempt to hedge against the overall level of investment and currency risk normally  associated with the Portfolio's  investments.  These  instruments are often referred to as  "derivatives,"  which may be defined as  financial  instruments  whose  performance  is derived,  at least in part,  from the performance of another asset (such as a security, currency or an index of securities).

         General  Risks of Options,  Futures and Currency  Strategies.  The use by the Portfolio of options,  futures  contracts and forward currency contracts involves special  considerations and risks. For example,  there might be imperfect  correlation,  or even no  correlation,  between  the price  movements  of an  instrument  (such as an option  contract)  and the  price  movements  of the investments  being hedged.  In these  circumstances,  if a "protective  put" is used to hedge a potential  decline in a security and the  security  does  decline in price,  the put  option's  increased  value may not  completely  offset  the loss in the  underlying security.  Such a lack of correlation  might occur due to factors  unrelated to the value of the investments  being hedged,  such as changing  interest rates,  market  liquidity,  and speculative or other pressures on the markets in which the hedging  instrument is traded.

         The Portfolio will not enter into a hedging  transaction if the  Sub-advisor  believes that the cost of hedging will exceed the potential benefit to the Portfolio.

         Additional  information on these  instruments is included in this Statement and the Trust's  Prospectus under "Certain Risk
Factors and Investment Methods."  Certain risks pertaining to particular strategies are described in the sections that follow.

         Cover.  Transactions using forward  contracts,  futures contracts and options (other than options purchased by a Portfolio)
expose the  Portfolio to an  obligation  to another  party.  A Portfolio  will not enter into any such  transactions  unless it owns either (1) an offsetting ("covered") position in securities,  currencies,  or other options,  forward contracts or futures contracts or (2) cash and/or  short-term debt securities with a value  sufficient at all times to cover its potential  obligations not covered as  provided in (1) above.  The  Portfolio  will  comply  with SEC  guidelines  regarding  cover for these  instruments  and, if the guidelines so require,  set aside cash or liquid  securities.  To the extent that a futures contract,  forward contract or option is deemed to be illiquid,  the assets used to "cover" the  Portfolio's  obligation  will also be treated as illiquid in determining the
Portfolio's maximum allowable investment in illiquid securities.

         Assets used as cover cannot be sold while the position in the corresponding  forward  contract,  futures contract or option is open,  unless they are replaced with other appropriate  assets.  If a large portion of a Portfolio's  assets is used for cover or otherwise set aside, it could affect portfolio  management or the Portfolio's  ability to meet redemption  requests or other current obligations.

         Writing Call  Options.  The Portfolio  may write (sell)  covered call options on  securities,  futures  contracts,  forward contracts,  indices and  currencies.  Writing call options can serve as a limited hedge because  declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option.

                  Writing Put  Options.  The  Portfolio  may write  (sell) put options on  securities,  futures  contracts,  forward contracts,  indices  and  currencies.  The  Portfolio  would write a put option at an  exercise  price that,  reduced by the premium received on the option,  reflects the lower price it is willing to pay for the underlying security,  contract or currency.  The risk in such a  transaction  would be that the market price of the  underlying  security,  contract or currency  would  decline below the exercise price less the premium received.

                  Purchasing Put Options.   The  Portfolio  may  purchase  put options on  securities,  futures  contracts,  forward contracts,  indices and currencies.  The Portfolio may enter into closing sale transactions  with respect to such options,  exercise such option or permit such option to expire.

         The  Portfolio  may also  purchase put options on  underlying  securities,  contracts or  currencies  against  which it has written  other put  options.  For example,  where the  Portfolio  has written a put option on an  underlying  security,  rather than entering a closing  transaction of the written option,  it may purchase a put option with a different strike price and/or expiration date that would  eliminate  some or all of the risk  associated  with the written put. Used in  combinations,  these  strategies are commonly  referred to as "put  spreads."  Likewise,  the  Portfolio may write call options on  underlying  securities,  contracts or currencies against which it has purchased protective put options.  This strategy is commonly referred to as a "collar."

                  Purchasing  Call Options.  The  Portfolio  may purchase  covered call options on  securities,  futures  contracts, forward  contracts,  indices and currencies.  The Portfolio may enter into closing sale  transactions  with respect to such options, exercise such options or permit such options to expire.

         The  Portfolio  may also purchase  call options on  underlying  securities,  contracts or  currencies  against which it has written other call options.  For example,  where the  Portfolio  has written a call option on an  underlying  security,  rather than entering a closing  transaction  of the  written  option,  it may  purchase a call  option  with a  different  strike  price  and/or expiration  date that would  eliminate  some or all of the risk  associated  with the  written  call.  Used in  combinations,  these strategies are commonly referred to as "call spreads."

         Options  may be  either  listed  on an  exchange  or  traded  in  over-the-counter  ("OTC")  markets.  Listed  options  are third-party  contracts  (i.e.,  performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized  strike prices and expiration  dates. OTC options are two-party  contracts with negotiated strike prices and  expiration  dates.  The  Portfolio  will not purchase an OTC option unless it believes  that daily  valuations  for such options are readily  obtainable.  OTC options differ from  exchange-traded  options in that OTC options are transacted  with dealers directly  and  not  through  a  clearing  corporation  (which  would  guarantee  performance).  Consequently,  there  is a  risk  of non-performance  by the dealer.  Since no exchange  is  involved,  OTC options are valued on the basis of an average of the last bid prices obtained from dealers,  unless a quotation from only one dealer is available,  in which case only that dealer's price will be used.

         Index  Options.  The risks of  investment  in index  options  may be greater  than  options on  securities.  Because  index options  are  settled  in cash,  when the  Portfolio  writes a call on an index it  cannot  provide  in  advance  for its  potential settlement  obligations by acquiring and holding the underlying  securities.  The Portfolio can offset some of the risk of writing a call index option  position by holding a  diversified  portfolio of  securities  similar to those on which the  underlying  index is based.  However,  the Portfolio cannot, as a practical matter,  acquire and hold a portfolio  containing exactly the same securities as underlie the index and, as a result,  bears a risk that the value of the securities  held will not be perfectly  correlated  with the value of the index.

         Limitations  on Options.  The Portfolio  will not write options it,  immediately  after such sale,  the aggregate  value of securities or obligations  underlying the outstanding  options exceeds 20% of the Portfolio's  total assets.  The Portfolio will not purchase  options if, at the time of the investment,  the aggregate  premiums paid for the options will exceed 5% of the Portfolio's total assets.

         Interest Rate,  Currency and Stock Index Futures Contracts.  The Portfolio may enter into interest rate,  currency or stock index futures  contracts  (collectively,  "Futures" or "Futures  Contracts")  and options on Futures as a hedge  against  changes in prevailing  levels of interest  rates,  currency  exchange  rates or stock price levels,  respectively,  in order to establish  more definitely  the effective  return on securities or  currencies  held or intended to be acquired by it. The  Portfolio's  hedging may include  sales of Futures as an offset  against the effect of  expected  increases  in interest  rates,  and  decreases  in currency exchange  rates and stock prices,  and purchase of Futures as an offset against the effect of expected  declines in interest  rates, and increases in currency exchange rates or stock prices.

         A Futures  Contract is a two party  agreement  to buy or sell a specified  amount of a specified  security or currency  (or deliver a cash  settlement  price,  in the case of an index future) for a specified  price at a designated  date,  time and place. A stock index  future  provides for the  delivery,  at a designated  date,  time and place,  of an amount of cash equal to a specified dollar amount times the  difference  between the stock index value at the close of trading on the contract and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made.

         The  Portfolio  will only enter into Futures  Contracts  that are traded on futures  exchanges and are  standardized  as to maturity date and underlying  financial  instrument.  Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act and by the CFTC.

         The  Portfolio's  Futures  transactions  will be entered into for hedging  purposes only;  that is, Futures will be sold to protect  against a decline in the price of  securities  or  currencies  that the  Portfolio  owns,  or Futures  will be purchased to protect the  Portfolio  against an increase in the price of  securities  or  currencies  it has  committed to purchase or expects to purchase.

         If the  Portfolio  were  unable to  liquidate  a Future or an option on  Futures  position  due to the  absence of a liquid secondary market or the imposition of price limits,  it could incur substantial  losses.  The Portfolio would continue to be subject to market  risk with  respect to the  position.  In  addition,  except in the case of  purchased  options,  the  Portfolio  might be required to maintain the position being hedged by the Future or option or to maintain cash or securities in a segregated account.

         Additional  information  on Futures,  options on Futures,  and their  risks is included in this  Statement  and the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         Forward  Contracts.  A forward  contract is an  obligation,  usually  arranged  with a  commercial  bank or other  currency dealer,  to purchase or sell a currency  against  another  currency  at a future date and price as agreed upon by the  parties.  The
Portfolio  either may accept or make  delivery of the currency at the maturity of the forward  contract.  The Portfolio may also, if its contra party  agrees  prior to  maturity,  enter into a closing  transaction  involving  the  purchase or sale of an  offsetting contract.  Forward contracts are traded  over-the-counter,  and not on organized commodities or securities  exchanges.  As a result, it may be more difficult to value such contracts, and it may be difficult to enter into closing transactions.

         The cost to the  Portfolio  of engaging in forward  contracts  varies with  factors such as the  currencies  involved,  the length of the contract period and the market  conditions then  prevailing.  Because forward  contracts are usually entered into on a principal  basis, no fees or commissions are involved.  The use of forward  contracts does not eliminate  fluctuations in the prices of the underlying securities the Portfolio owns or intends to acquire, but it does establish a rate of exchange in advance.

         Additional  information  on forward  contracts  and their risks is included in this  Statement  and the Trust's  Prospectus under "Certain Risk Factors and Investment Methods."

         Delayed-Delivery   Agreements.   The   Portfolio   may  purchase  or  sell   securities   on  a   delayed-delivery   basis.
Delayed-delivery  agreements  involve  commitments by the Portfolio to dealers or issuers to acquire  securities or instruments at a specified future date beyond the customary  same-day  settlement for such securities or instruments.  These  commitments may fix the payment  price and interest rate to be received on the  investment.  Delayed-delivery  agreements  will not be used as a speculative or leverage  technique.  Rather,  from time to time, the Sub-advisor  can anticipate  that cash for investment  purposes will result from, among other things,  scheduled maturities of existing portfolio  instruments or from net sales of shares of the Portfolio.  To assure that the Portfolio will be as fully invested as possible in instruments meeting its investment  objective,  the Portfolio may enter into  delayed-delivery  agreements,  but only to the extent of anticipated  funds available for investment  during a period of not more than five  business  days.  Until the  settlement  date,  the  Portfolio  will  segregate  liquid  assets of a dollar value sufficient  at all times to make  payment for the  delayed-delivery  securities.  No more than 25% of the  Portfolio's  total assets will be committed to delayed-delivery  agreements and when-issued  securities,  as described below. The delayed-delivery  securities will be  recorded as an asset of the  Portfolio.  The  purchase  price of the  delayed-delivery  securities  is a  liability  of the
Portfolio until  settlement.  If cash is not available to the Portfolio at the time of settlement,  the Portfolio may be required to dispose of portfolio  securities  that it would  otherwise hold to maturity in order to meet its obligation to accept delivery under
a  delayed-delivery   agreement.   Absent  extraordinary   circumstances,   the  Portfolio  will  not  sell  or  otherwise  transfer
delayed-delivery securities prior to settlement.

         Additional information about  delayed-delivery  agreements and their risks is included in this Statement and in the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         When-Issued  Securities.  The Portfolio may purchase  securities on a "when-issued"  basis;  that is, the date for delivery of and payment  for the  securities  is not fixed at the date of  purchase,  but is set after the  securities  are issued  (normally within forty-five days after the date of the transaction).  The payment  obligation and, if applicable,  the interest rate that will be received on the  securities are fixed at the time the buyer enters into the  commitment.  No additional  when-issued  commitments will be made if as a result more than 25% of a  Portfolio's  total  assets  would  become  committed  to  purchases  of  when-issued securities and delayed delivery agreements.

         If the Portfolio purchases a when-issued  security,  it will direct the its custodian bank to collateralize the when-issued commitment by segregating  liquid assets in the same fashion as required for a  delayed-delivery  agreement.  Such segregated liquid assets will likewise be  marked-to-market,  and the amount  segregated will be increased if necessary to maintain  adequate coverage of the  when-issued  commitments.  To the extent assets are  segregated,  they will not be available for new  investments or to meet redemptions.

         Securities  purchased on a  when-issued  basis and the  securities  held by the  Portfolio are subject to changes in market value  based upon the  public's  perception  of the  creditworthiness  of the issuer  and,  if  applicable,  changes in the level of interest  rates.  Therefore,  if the  Portfolio is to remain  substantially  fully  invested at the same time that it has  purchased securities on a when-issued  basis,  there will be a possibility that the market value of the Portfolio's assets will fluctuate to a greater  degree.  Furthermore,  when the time comes for the Portfolio to meet its obligations  under  when-issued  commitments,  the
Portfolio will do so by using  then-available  cash flow, by sale of the segregated  liquid assets,  by sale of other securities or, although it would not normally expect to do so, by directing the sale of the  when-issued  securities  themselves  (which may have a market value greater or less than the Portfolio's payment obligation).

         Additional  information  about  when-issued  transactions  and their risks is included in this Statement and in the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         Investments in Foreign  Securities.  The Portfolio may invest up to 25% of its total assets in foreign  securities.  To the extent it invests in securities  denominated in foreign  currencies,  the Portfolio bears the risks of changes in the exchange rates between  U.S.  currency  and the  foreign  currency,  as well as the  availability  and status of foreign  securities  markets.  The
Portfolio  may invest in securities  of foreign  issuers that are in the form of American  Depositary  Receipts  ("ADRs"),  European
Depositary Receipts ("EDRs"),  or other securities  representing  underlying securities of foreign issuers, and such investments are treated as foreign securities for purposes of percentage limitations on investments in foreign securities.

         Investments by the Portfolio in foreign  securities,  whether  denominated in U.S.  currencies or foreign  currencies,  may entail risks that are greater than those  associated  with domestic  investments.  The risks of investing in foreign  securities are discussed in detail in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign  Exchange  Transactions.  The  Portfolio  has  authority  to deal in foreign  exchange  between  currencies  of the different  countries in which it will invest either for the settlement of transactions or as a hedge against possible  variations in the foreign  exchange  rates  between  those  currencies.  This may be  accomplished  through  direct  purchases or sales of foreign currency,  purchases of options on futures  contracts with respect to foreign  currency,  and contractual  agreements to purchase or sell a  specified  currency  at a  specified  future  date  (up to one  year)  at a  price  set at the  time of the  contract.  Such contractual commitments may be forward contracts entered into directly with another party or exchange traded futures contracts.

         The  Portfolio  may  purchase and sell  options on futures  contracts,  forward  contracts  or futures  contracts  that are denominated in a particular  foreign  currency to hedge the risk of fluctuations in the value of another  currency.  The Portfolio's dealings in foreign  exchange will be limited to hedging foreign currency  exposure and may involve either specific  transactions or portfolio  positions.  Transaction  hedging is the  purchase or sale of foreign  currency  with respect to specific  receivables  or payables of the Portfolio accruing in connection with the purchase or sale of its portfolio  securities,  the sale and redemption of shares of the Portfolio,  or the payment of dividends and  distributions by the Portfolio.  Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions (or underlying  portfolio  security  positions,  such as in an ADR)
denominated  or quoted in a foreign  currency.  The Portfolio will not speculate in foreign  exchange,  and will not commit a larger percentage  of its total assets to foreign  exchange  hedges than the  percentage  of its total assets that it can invest in foreign securities.

         Additional  information  about the various foreign currency  transactions that the Portfolio may enter into and their risks is included in this Statement and in the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Borrowings.  The Portfolio may borrow money to a limited extent from banks for temporary or emergency  purposes  subject to the limitations  under the 1940 Act. The Portfolio will not purchase  additional  securities  while any borrowings are  outstanding.
Additional information about borrowing is included in the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Other  Investment  Companies.  The Portfolio may invest in other  investment  companies to the extent permitted by the 1940
Act and rules and regulations thereunder and exemptive orders granted by the SEC.

         Investment  Policy Which May Be Changed Without  Shareholder  Approval.  The following  limitation is applicable to the AST
DeAM Global Allocation  Portfolio.  This limitation is not a "fundamental"  restriction,  and may be changed by the Trustees without shareholder approval.  The Portfolio will not:

         1.       Invest for the purpose of exercising control or management.

AST American Century Strategic Balanced Portfolio:

Investment Objective:   The investment objective of the Portfolio is to seek capital growth and current income.

Investment Policies:

         In general,  within the restrictions  outlined herein,  the Sub-advisor has broad powers with respect to investing funds or holding them uninvested.  Investments are varied according to what is judged  advantageous  under changing economic  conditions.  It will be the policy of the  Sub-advisor  to retain  maximum  flexibility  in  management  without  restrictive  provisions  as to the proportion  of one or  another  class of  securities  that may be held  subject  to the  investment  restrictions  described  below.
However,  the Sub-advisor may invest the assets of the Portfolio in varying amounts in other  instruments and in senior  securities, such as bonds,  debentures,  preferred stocks and convertible  issues,  when such a course is deemed appropriate in order to attempt to attain its financial  objectives.  Senior  securities that, in the opinion of the Sub-advisor,  are high-grade issues may also be purchased for defensive purposes.

         The above statement of investment  policy gives the Sub-advisor  authority to invest in securities other than common stocks and traditional  debt and convertible  issues.  The  Sub-advisor may invest in master limited  partnerships  (other than real estate partnerships)  and royalty trusts which are traded on domestic stock exchanges when such investments are deemed  appropriate for the attainment of the Portfolio's investment objectives.

         The  Sub-advisor  will invest  approximately  60% of the  Portfolio  in equity  securities  and the balance in fixed income securities.  The fixed income  assets will be invested  primarily in  investment  grade  securities.  The Portfolio may invest up to
15% of its fixed  income  assets  in high  yield  securities.  There are no credit  or  maturity  restrictions  on the fixed  income securities in which the high yield  portion of the  Portfolio may be invested.  The Portfolio may invest in securities of the United
States government and its agencies and instrumentalities,  corporate, sovereign government,  municipal,  mortgage-backed,  and other asset-backed  securities.  For purposes of determining the weighted  average  maturity of the fixed income portion of the Portfolio, the Sub-advisor will use weighted average life as the measure of maturity for all  mortgage-backed and asset-backed  securities.  It can be expected that the Sub-advisor will invest from time to time in bonds and preferred stock convertible into common stock.

         Forward Currency Exchange  Contracts.  The Portfolio conducts its foreign currency exchange  transactions  either on a spot
(i.e.,  cash) basis at the spot rate prevailing in the foreign currency  exchange  market,  or through entering into forward foreign currency exchange contracts to purchase or sell foreign currencies.

         The Portfolio expects to use forward contracts under two  circumstances:  (1) when the Sub-advisor  wishes to "lock in" the
U.S.  dollar price of a security  when the  Portfolio is purchasing or selling a security  denominated  in a foreign  currency,  the
Portfolio would be able to enter into a forward contract to do so ("transaction  hedging");  (2) when the Sub-advisor  believes that the currency of a particular  foreign country may suffer a substantial  decline against the U.S. dollar, the Portfolio would be able to enter into a forward contract to sell foreign currency for a fixed U.S. dollar amount  approximating  the value of some or all of the Portfolio's  securities either  denominated in, or whose value is tied to, such foreign currency  ("portfolio  hedging").  It is anticipated that the Portfolio will enter into portfolio hedges much less frequently than transaction hedges.

         As to transaction  hedging,  when the Portfolio enters into a trade for the purchase or sale of a security denominated in a foreign  currency,  it may be desirable to establish (lock in) the U.S. dollar cost or proceeds.  By entering into forward contracts in U.S. dollars for the purchase or sale of a foreign currency involved in an underlying  security  transaction,  the Portfolio will be able to protect  itself  against a possible loss between trade and  settlement  dates  resulting  from the adverse  change in the relationship between the U.S. dollar at the subject foreign currency.

         Under portfolio hedging,  when the Sub-advisor  believes that the currency of a particular country may suffer a substantial decline  relative to the U.S.  dollar,  the  Portfolio  could enter into a foreign  contract to sell for a fixed  dollar  amount the amount in foreign  currencies  approximating the value of some or all of its portfolio  securities  either  denominated in, or whose value is tied to, such foreign  currency.  The Portfolio will place cash or high-grade  liquid securities in a separate account with its custodian in an amount  sufficient to cover its  obligation  under the contract.  If the value of the  securities  placed in the separate  account  declines,  additional  cash or securities will be placed in the account on a daily basis so that the value of the account equals the amount of the  Portfolio's  commitments  with respect to such  contracts.  At any given time, no more than 10% of the Portfolio's assets will be committed to a segregated account in connection with portfolio hedging transactions.

         The precise  matching  of forward  contracts  in the  amounts and values of  securities  involved  would not  generally  be possible  since the future  values of such foreign  currencies  will change as a  consequence  of market  movements in the values of those  securities  between the date the forward  contract is entered into and the date it matures.  Predicting  short-term  currency market  movements is extremely  difficult,  and the successful  execution of short-term  hedging strategy is highly  uncertain.  The
Sub-advisor  does not intend to enter into such contracts on a regular basis.  Normally,  consideration of the prospect for currency parities will be  incorporated  into the long-term  investment  decisions made with respect to overall  diversification  strategies.
However,  the Sub-advisor  believes that it is important to have flexibility to enter into such forward contracts when it determines that the Portfolio 's best interests may be served.

         Generally,  the Portfolio  will not enter into a forward  contract with a term of greater than one year. At the maturity of the forward  contract,  the Portfolio may either sell the portfolio  security and make delivery of the foreign  currency,  or it may retain the security and terminate the  obligation to deliver the foreign  currency by purchasing an  "offsetting"  forward  contract with the same currency  trader  obligating  the Portfolio to purchase,  on the same  maturity  date,  the same amount of the foreign currency.

         It is impossible to forecast with absolute  precision the market value of the  Portfolio's  securities at the expiration of the forward  contract.  Accordingly,  it may be necessary  for the  Portfolio to purchase  additional  foreign  currency on the spot market (and bear the expense of such  purchase) if the market value of the security is less than the amount of foreign  currency the
Portfolio  is obligated  to deliver and if a decision is made to sell the  security  and make  delivery of the foreign  currency the
Portfolio is obligated to deliver.  For an additional  discussion of forward currency exchange  contracts and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Derivative  Securities.  To the extent permitted by its investment  objectives and policies discussed elsewhere herein, the
Portfolio may invest in securities  that are commonly  referred to as "derivative"  securities.  Certain  derivative  securities are more accurately described as  "index/structured"  securities.  Index/structured  securities are derivative securities whose value or performance  is linked to other equity  securities  (such as depositary  receipts),  currencies,  interest  rates,  indices or other financial indicators ("reference indices").

         Some  "derivatives,"  such as  mortgage-backed  and other  asset-backed  securities,  are in many  respects  like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

         The Portfolio may not invest in a derivative  security  unless the reference index or the instrument to which it relates is an eligible  investment for the Portfolio.  For example,  a security whose  underlying value is linked to the price of oil would not be a permissible investment because the Portfolio may not invest in oil and gas leases or futures.

         The return on a derivative  security may increase or decrease,  depending upon changes in the reference index or instrument to which it relates.

         There is a range of risks associated with derivative investments, including:

o        the risk  that the  underlying  security,  interest  rate,  market  index or  other  financial  asset  will not move in the direction the portfolio manager anticipates;

o        the possibility  that there may be no liquid secondary  market,  or the possibility  that price  fluctuation  limits may be imposed by the exchange, either of which may make it difficult or impossible to close out a position when desired; and

o        the risk that the counterparty will fail to perform its obligations.

The Sub-advisor will report to the Investment Manager on activity in derivative  securities,  and the Investment Manager will report to the  Trust's  Board of Trustees as  necessary.  For  additional  information  on  derivatives  and their  risks,  see the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         Futures  and  Options.  The  Portfolio  may enter into  futures  contracts,  options or options on futures  contracts.  The
Portfolio may not, however,  enter into a futures  transaction for speculative  purposes.  Generally,  futures  transactions will be used to:

o        protect against a decline in market value of the Portfolio's securities (taking a short futures position), or

o        protect  against the risk of an increase in market  value for  securities  in which the  Portfolio  generally  invests at a time when the Portfolio is not fully-invested (taking a long futures position), or

o        provide a temporary substitute for the purchase of an individual security that may be purchased in an orderly fashion.

Some futures and options  strategies,  such as selling  futures,  buying puts and writing calls,  hedge the Portfolio's  investments against price  fluctuations.  Other  strategies,  such as buying  futures,  writing puts and buying calls,  tend to increase  market exposure.

         Although  other  techniques  may be used to control the  Portfolio's  exposure to market  fluctuations,  the use of futures contracts  may be a more  effective  means of  hedging  this  exposure.  While  the  Portfolio  will pay  brokerage  commissions  in connection  with  opening and  closing out futures  positions,  these  costs are lower than the  transaction  costs  incurred in the purchase and sale of the underlying securities.

         The  Portfolio may engage in futures and options  transactions  based on securities  indices that are  consistent  with the
Portfolio's  investment  objectives.  Examples of indices that may be used include the Bond Buyer Index of Municipal Bonds for fixed income funds,  or the S&P 500 Index for equity funds.  The Portfolio  also may engage in futures and options  transactions  based on specific  securities,  such as U.S.  Treasury bonds or notes.  Futures contracts are traded on national futures  exchanges.  Futures exchanges and trading are regulated under the Commodity Exchange Act by the CFTC, a U.S. government agency.

         Unlike when the Portfolio  purchases or sells a bond,  no price is paid or received by the  Portfolio  upon the purchase or sale of the  future.  Initially,  the  Portfolio  will be  required  to deposit an amount of cash or  securities  equal to a varying specified  percentage  of the contract  amount.  This amount is known as initial  margin.  The margin  deposit is intended to assure completion of the contract  (delivery or  acceptance  of the  underlying  security) if it is not  terminated  prior to the specified delivery date.  Minimum  initial margin  requirements  are  established  by the futures  exchanges and may be revised.  In addition, brokers may establish margin deposit  requirements  that are higher than the exchange  minimums.  Cash held in the margin account is not income producing.  Subsequent  payments,  called variation margin, to and from the broker,  will be made on a daily basis as the price of the underlying debt  securities or index  fluctuates,  making the future more or less valuable,  a process known as marking the contract to market.

         Futures and options prices can be volatile,  and trading in these markets  involves  certain risks,  which are described in more detail in this  Statement and the Trust's  Prospectus  under  "Certain Risk Factors and  Investment  Methods." The  Sub-advisor will seek to minimize  these risks by limiting the  contracts  entered  into on behalf of the  Portfolio to those traded on national futures exchanges and for which there appears to be a liquid secondary market.

         Options  on  Futures.  By  purchasing  an option on a futures  contract,  the  Portfolio  obtains  the  right,  but not the obligation,  to sell the futures  contract  (a put  option) or to buy the  contract (a call  option) at a fixed  strike  price.  The
Portfolio  can  terminate  its  position  in a put option by  allowing it to expire or by  exercising  the option.  If the option is exercised,  the Portfolio  completes the sale of the  underlying  instrument at the strike price.  Purchasing an option on a futures contract does not require the Portfolio to make margin payments unless the option is exercised.

         Although  they do not  currently  intend to do so, the  Portfolio may write (or sell) call options that obligate it to sell
(or deliver) the option's  underlying  instrument  upon exercise of the option.  While the receipt of option premiums would mitigate the effects of price  declines,  the  Portfolio  would give up some ability to  participate  in a price  increase on the  underlying instrument.  If the  Portfolio  were to engage in options  transactions,  it would own the futures  contract at the time a call were written and would keep the contract open until the obligation to deliver it pursuant to the call expired.

         Investments  in Companies  with Limited  Operating  History.  The  Portfolio  may invest in the  securities of issuers with limiting  operating  history.  The Sub-advisor  considers an issuer to have a limited  operating history if that issuer has a record of less than three years of continuous operation.

         Investments  in  securities  of issuers  with limited  operating  history may involve  greater  risks than  investments  in securities of more mature issuers.  By their nature,  such issuers present limited operating history and financial  information upon which the  manager may base its  investment  decision on behalf of the  Portfolio.  In  addition,  financial  and other  information regarding such issuers, when available, may be incomplete or inaccurate.

         The  Portfolio  will not invest more than 5% of its total assets in the  securities  of issuers with less than a three-year operating  history.  The  Sub-advisor  will  consider  periods of capital  formation,  incubation,  consolidation,  and research and development in determining whether a particular issuer has a record of three years of continuous operation.

         Convertible  Securities.  A  convertible  security  is a fixed  income  security  that  offers the  potential  for  capital appreciation  through a conversion  feature that enables the holder to convert the fixed  income  security  into a stated  number of shares of common  stock.  As fixed income  securities,  convertible  securities  provide a stable stream of income,  with  generally higher  yields than common  stocks.  Because  convertible  securities  offer the  potential to benefit from  increases in the market price of the  underlying  common  stock,  however,  they  generally  offer lower yields than  non-convertible  securities of similar quality.  Of course,  like all fixed  income  securities,  there can be no assurance  of current  income  because the issuers of the convertible  securities may default on their obligations.  In addition,  there can be no assurance of capital  appreciation  because the value of the underlying common stock will fluctuate.

         Unlike a convertible  security that is a single  security,  a synthetic  convertible  security is comprised of two distinct securities that together  resemble  convertible  securities in certain  respects.  Synthetic  convertible  securities are created by combining  non-convertible  bonds or preferred  stocks with warrants or stock call  options.  The options that will form elements of synthetic  convertible  securities  will be listed on a securities  exchange or on the National  Association  of Securities  Dealers
Automated  Quotation  Systems.  The two  components of a synthetic  convertible  security,  which will be issued with respect to the same entity,  generally  are not offered as a unit,  and may be purchased and sold by the  Portfolio at different  times.  Synthetic convertible  securities  differ from  convertible  securities  in certain  respects,  including  that each  component of a synthetic convertible  security  has a  separate  market  value and  responds  differently  to market  fluctuations.  Investing  in  synthetic convertible securities involves the risk normally involved in holding the securities comprising the synthetic convertible security.

         Additional  information about convertible  securities is included in the Trust's Prospectus under "Certain Risk Factors and
Investment Methods."

         Short Sales.  The  Portfolio  may engage in short sales if, at the time of the short sale,  the  Portfolio  owns or has the right to acquire an equal amount of the security being sold short at no additional cost.

         In a short  sale,  the seller does not  immediately  deliver the  securities  sold and is said to have a short  position in those securities until delivery  occurs.  To make delivery to the purchaser,  the executing broker borrows the securities being sold short on behalf of the seller.  While the short  position is  maintained,  the seller  collateralizes  its obligation to deliver the securities  sold short in an amount equal to the proceeds of the short sale plus an  additional  margin  amount  established  by the
Board of Governors of the Federal Reserve.  If the Portfolio  engages in a short sale, the collateral  account will be maintained by the Portfolio's  custodian.  While the short sale is open, the Portfolio will maintain in a segregated  custodial  account an amount of securities  convertible  into, or exchangeable  for, such equivalent  securities at no additional  cost.  These  securities would constitute the Portfolio's long position.

         If the Portfolio sells short  securities  that it owns, any future gains or losses in the Portfolio's  long position should be reduced by a gain or loss in the short  position.  The extent to which such gains or losses are  reduced  would  depend  upon the amount of the security sold short relative to the amount the Portfolio  owns.  There will be certain  additional  transaction  costs associated  with short sales,  but the  Portfolio  will  endeavor to offset these costs with income from the  investment of the cash proceeds of short sales.

         Portfolio  Turnover.  The Sub-advisor  will purchase and sell securities  without regard to the length of time the security has been held and, accordingly, it can be expected that the rate of portfolio turnover may be substantial.

         The Sub-advisor  intends to purchase a given security  whenever the  Sub-advisor  believes it will contribute to the stated
objective of the  Portfolio,  even if the same security has only recently been sold. The Portfolio  will sell a given  security,  no matter for how long or for how short a period it has been held,  and no matter  whether  the sale is at a gain or at a loss,  if the
Sub-advisor  believes  that it is not  fulfilling  its  purpose,  either  because,  among  other  things,  it did not live up to the
Sub-advisor's  expectations,  or because it may be replaced with another security holding greater promise, or because it has reached its optimum  potential,  or because of a change in the  circumstances  of a  particular  company or industry or in general  economic conditions, or because of some combination of such reasons.

         When a general  decline in security  prices is  anticipated,  the equity portion of the Portfolio may decrease or eliminate entirely its equity  position and increase its cash position,  and when a rise in price levels is  anticipated,  it may increase its equity position and decrease its cash position.  However,  it should be expected that the Portfolio will, under most  circumstances, be essentially fully invested in equity securities.

         Since  investment  decisions  are based on the  anticipated  contribution  of the  security in question to the  Portfolio's objectives,  the rate of  portfolio  turnover is  irrelevant  when the  Sub-advisor  believes a change is in order to achieve  those objectives,  and the Portfolio's  annual  portfolio  turnover rate cannot be anticipated and may be  comparatively  high.  Since the
Sub-advisor  does not take  portfolio  turnover  rate into  account  in making  investment  decisions,  (1) the  Sub-advisor  has no intention of accomplishing any particular rate of portfolio  turnover,  whether high or low, and (2) the portfolio turnover rates in the past should not be considered as a representation of the rates which will be attained in the future.

         Collateralized  Mortgage Obligations.  The Portfolio may buy collateralized  mortgage obligations  ("CMOs").  The Portfolio may buy CMOs that are:  (i)  collateralized  by pools of mortgages in which  payment of principal  and interest of each  mortgage is guaranteed by an agency or instrumentality  of the U.S.  government;  (ii)  collateralized by pools of mortgages in which payment of principal and interest are guaranteed by the issuer,  and the guarantee is collateralized by U.S.  government  securities;  or (iii)
securities  in which the  proceeds of the issue are  invested in mortgage  securities  and  payments of  principal  and interest are supported by the credit of an agency or  instrumentality  of the U.S.  government.  For a discussion of CMOs and the risks  involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Investment  Policies Which May Be Changed Without  Shareholder  Approval.  The following  limitations are applicable to the
AST American Century Strategic Balanced  Portfolio.  These limitations are not "fundamental"  restrictions and may be changed by the
Trustees without shareholder approval.  The Portfolio will not:

         1.       Invest more than 15% of its assets in illiquid investments;

2.       Invest in the securities of other investment companies except in compliance with the 1940 Act;

         3.       Buy  securities on margin or sell short (unless it owns,  or by virtue of its ownership of, other  securities  has the right to obtain  securities  equivalent  in kind and amount to the  securities  sold);  however,  the  Portfolio may make margin deposits in connection  with the use of any financial  instrument or any  transaction in securities  permitted  under its investment policies; or

         4.       Invest for control or for management.

AST T. Rowe Price Asset Allocation Portfolio:

Investment  Objective:  The investment  objective of the Portfolio is to seek a high level of total return by investing primarily in a diversified portfolio of equity and fixed-income securities.

Investment  Policies:  The Portfolio's  share price will fluctuate with changing market conditions and interest rate levels and your investment  may be worth more or less when redeemed than when  purchased.  The  Portfolio  should not be relied upon for  short-term financial  needs,  nor used to play  short-term  swings in the stock or bond markets.  The Portfolio  cannot  guarantee that it will achieve its  investment  objectives.  Fixed income  securities in which the Portfolio  may invest  include,  but are not limited to, those described below.

         U.S.  Government  Obligations.  Bills,  notes,  bonds and other  debt  securities  issued by the U.S.  Treasury.  These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

         U.S.  Government Agency Securities.  Issued or guaranteed by U.S.  Government  sponsored  enterprises and federal agencies.
These include securities issued by the Federal National Mortgage  Association,  Government  National Mortgage  Association,  Federal
Home Loan Bank,  Federal Land Banks,  Farmers Home  Administration,  Banks for  Cooperatives,  Federal  Intermediate  Credit  Banks,
Federal  Financing  Bank, Farm Credit Banks,  the Small Business  Association,  and the Tennessee  Valley  Authority.  Some of these securities  are supported by the full faith and credit of the U.S.  Treasury,  and the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

         Bank Obligations.  Certificates of deposit,  bankers' acceptances,  and other short-term debt obligations.  Certificates of deposit are  short-term  obligations  of commercial  banks.  A bankers'  acceptance is a time draft drawn on a commercial  bank by a borrower,  usually in connection  with  international  commercial  transactions.  Certificates of deposit may have fixed or variable rates.  The  Portfolio  may invest in U.S.  banks,  foreign  branches of U.S.  banks,  U.S.  branches  of foreign  banks and foreign branches of foreign banks.

         Savings and Loan  Obligations.  Negotiable  certificates of deposit and other  short-term  debt  obligations of savings and loan associations.

         Supranational  Entities.  The Portfolio may also invest in the securities of certain  supranational  entities,  such as the
International Development Bank.

         Mortgage-Backed  Securities.  Mortgage-backed  securities  are  securities  representing  interest in a pool of  mortgages.
After  purchase by the  Portfolio,  a security  may cease to be rated or its rating may be reduced  below the minimum  required  for purchase by the  Portfolio.  Neither event will require a sale of such security by the  Portfolio.  However,  the  Sub-advisor  will consider such event in its  determination  of whether the  Portfolio  should  continue to hold the security.  To the extent that the ratings  given by Moody's or S&P may change as a result of changes in such  organizations  or their rating  systems,  the  Portfolio will attempt to use comparable  ratings as standards for  investments in accordance  with the investment  policies  continued in the
Trust's Prospectus.  For a discussion of mortgage-backed  securities and certain risks involved therein,  see this Statement and the
Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Collateralized  Mortgage  Obligations  (CMOs).  CMOs are obligations  fully  collateralized  by a portfolio of mortgages or mortgage-related  securities.  Payments of principal and interest on the mortgages are passed  through to the holders of the CMOs on the same schedule as they are received,  although  certain  classes of CMOs have priority over others with respect to the receipt of prepayments  on the  mortgages.  Therefore,  depending  on the type of CMOs in which a  Portfolio  invests,  the  investment  may be subject to a greater or lesser risk of prepayment  than other types of  mortgage-related  securities.  For an additional  discussion of CMOs and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Asset-Backed  Securities.  The  Portfolio  may  invest a portion of its assets in debt  obligations  known as  asset-backed securities.  The credit quality of most  asset-backed  securities  depends  primarily on the credit quality of the assets underlying such  securities,  how well the entity  issuing  the  security is  insulated  from the credit  risk of the  originator  or any other affiliated  entities and the amount and quality of any credit support provided to the securities.  The rate of principal  payment on asset-backed  securities  generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors.  As a result,  the yield on any  asset-backed  security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity.

                  Automobile  Receivable  Securities.  The  Portfolio  may  invest in  asset-backed  securities  which are backed by receivables from motor vehicle  installment sales contracts or installment loans secured by motor vehicles  ("Automobile  Receivable
Securities").

                  Credit Card  Receivable  Securities.  The Portfolio may invest in  asset-backed  securities  backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities").

                  Other  Assets.  The  Sub-advisor  anticipates  that  asset-backed  securities  backed by assets  other  than those described  above will be issued in the future.  The  Portfolio  may invest in such  securities  in the future if such  investment is otherwise  consistent with its investment objective and policies.  For a discussion of these securities,  see this Statement and the
Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         In addition to the investments described in the Trust's Prospectus, the Portfolio may invest in the following:

         Writing  Covered Call  Options.  The Portfolio may write (sell)  "covered"  call options and purchase  options to close out options  previously  written by the  Portfolio.  In writing  covered call  options,  the  Portfolio  expects to generate  additional premium  income  which  should  serve to enhance  the  Portfolio's  total  return and reduce the effect of any price  decline of the security or currency  involved in the option.  Covered call options will generally be written on securities or currencies  which, in the Sub-advisor's  opinion,  are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Portfolio.

         The Portfolio  generally  will write only covered call options.  This means that the Portfolio will either own the security or currency  subject to the option or an option to purchase  the same  underlying  security or  currency,  having an exercise  price equal to or less than the exercise  price of the "covered"  option.  From time to time,  the Portfolio will write a call option that is not covered but where the  Portfolio  will  establish  and maintain  with its  custodian  for the term of the option,  an account consisting  of cash or other liquid  assets  having a value equal to the  fluctuating  market value of the  optioned  securities  or currencies.  While such an option would be "covered"  with  sufficient  collateral  to satisfy SEC  prohibitions  on issuing  senior securities, this type of strategy would expose the Portfolio to the risks of writing uncovered options.

         Portfolio  securities  or  currencies  on which  call  options  may be  written  will be  purchased  solely on the basis of investment  considerations  consistent  with the  Portfolio's  investment  objectives.  The  writing  of covered  call  options is a conservative  investment  technique  believed to involve  relatively  little risk (in  contrast to the writing of naked or uncovered options,  which the Portfolio  will not do), but capable of enhancing  the  Portfolio's  total  return.  When writing a covered call option,  the  Portfolio,  in return for the premium,  gives up the  opportunity  for profit from a price  increase in the underlying security or  currency  above the  exercise  price,  but  conversely,  retains  the risk of loss should the price of the  security or currency  decline.  Unlike one who owns  securities or currencies  not subject to an option,  the Portfolio has no control over when it may be required to sell the underlying  securities or currencies,  since it may be assigned an exercise  notice at any time prior to the  expiration of its  obligations  as a writer.  If a call option which the Portfolio has written  expires,  the Portfolio will realize a gain in the amount of the premium;  however,  such gain may be offset by a decline in the market  value of the  underlying security or currency  during the option  period.  If the call option is exercised,  the  Portfolio  will realize a gain or loss from the sale of the  underlying  security  or  currency.  The  Portfolio  does not  consider a security  or  currency  covered by a call
"pledged" as that term is used in the  Portfolio's  policy which limits the pledging or mortgaging  of its assets.  If the Portfolio writes  uncovered  options as described  above, it will bear the risks of having to purchase the security subject to the option at a price higher than the exercise  price of the option.  As the price of a security could  appreciate  substantially,  the  Portfolio's loss could be significant.

         Call  options  written  by the  Portfolio  will  normally  have  expiration  dates of less than nine  months  from the date written.  The  exercise  price of the  options  may be  below,  equal  to,  or above the  current  market  values of the  underlying securities  or  currencies  at the time the options  are  written.  From time to time,  the  Portfolio  may  purchase an  underlying security or currency for delivery in accordance  with an exercise  notice of a call option  assigned to it,  rather than  delivering such security or currency from its portfolio.  In such cases, additional costs may be incurred.

          The premium  received is the market value of an option.  The premium the Portfolio will receive from writing a call option will  reflect,  among other  things,  the current  market price of the  underlying  security or currency,  the  relationship  of the exercise price to such market price, the historical price volatility of the underlying  security or currency,  and the length of the option  period.  Once the decision to write a call option has been made,  Sub-advisor,  in  determining  whether a  particular  call option should be written on a particular  security or currency,  will consider the reasonableness of the anticipated premium and the likelihood that a liquid  secondary  market will exist for those options.  The premium received by the Portfolio for writing covered call  options  will be recorded as a liability of the  Portfolio.  This  liability  will be adjusted  daily to the option's  current market  value,  which will be the latest sale price at the time at which the net asset value per share of the  Portfolio is computed
(close of the New York Stock  Exchange),  or, in the absence of such sale,  the latest  asked price.  The option will be  terminated upon  expiration  of the option,  the  purchase  of an  identical  option in a closing  transaction,  or delivery of the  underlying security or currency upon the exercise of the option.

         The Portfolio will realize a profit or loss from a closing  purchase  transaction if the cost of the transaction is less or more than the  premium  received  from the  writing of the  option.  Because  increases  in the market  price of a call  option will generally  reflect increases in the market price of the underlying  security or currency,  any loss resulting from the repurchase of a call  option is likely to be offset in whole or in part by  appreciation  of the  underlying  security  or  currency  owned by the
Portfolio.

         The  Portfolio  will not  write a covered  call  option  if,  as a result,  the  aggregate  market  value of all  portfolio securities  or  currencies  covering  call or put  options  exceeds  25% of the  market  value of the  Portfolio's  net  assets.  In calculating  the 25% limit,  the Portfolio will offset,  against the value of assets  covering  written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.

         Writing  Covered Put Options.  The Portfolio may write American or European style covered put options and purchase  options to close out options previously written by the Portfolio.

         The  Portfolio  would  write put  options  only on a covered  basis,  which means that the  Portfolio  would  maintain in a segregated  account cash, U.S.  government  securities or other liquid  high-grade  debt  obligations in an amount not less than the exercise  price or the  Portfolio  will own an option to sell the  underlying  security or currency  subject to the option having an exercise  price  equal to or  greater  than the  exercise  price of the  "covered"  option  at all  times  while  the put  option is outstanding.  (The rules of a clearing  corporation  currently  require that such assets be deposited in escrow to secure payment of the  exercise  price.) The  Portfolio  would  generally  write  covered put options in  circumstances  where  Sub-advisor  wishes to purchase the  underlying  security or currency for the  Portfolio's  portfolio at a price lower than the current market price of the security or  currency.  In such event the  Portfolio  would write a put option at an exercise  price  which,  reduced by the premium received on the option,  reflects the lower price it is willing to pay.  Since the  Portfolio  would also  receive  interest on debt securities or currencies  maintained to cover the exercise  price of the option,  this  technique  could be used to enhance  current return  during  periods of market  uncertainty.  The risk in such a  transaction  would be that the market  price of the  underlying security or currency would decline below the exercise  price less the premiums  received.  Such a decline could be  substantial  and result in a significant  loss to the  Portfolio.  In addition,  the  Portfolio,  because it does not own the specific  securities or currencies  which it may be required  to purchase in the  exercise of the put,  can not  benefit  from  appreciation,  if any,  with respect to such specific securities or currencies.

         The Portfolio will not write a covered put option if, as a result,  the aggregate market value of all portfolio  securities or currencies  covering put or call options exceeds 25% of the market value of the  Portfolio's  net assets.  In calculating the 25%
limit,  the Portfolio  will offset,  against the value of assets  covering  written puts and calls,  the value of purchased puts and calls on identical  securities or  currencies.  For a discussion of options,  see this  Statement and the Trust's  Prospectus  under
"Certain Risk Factors and Investment Methods."

         Purchasing Put Options.  The Portfolio may purchase  American or European  style put options.  The Portfolio may enter into closing sale  transactions  with respect to such  options,  exercise  them or permit them to expire.  The Portfolio may purchase put options for defensive  purposes in order to protect  against an  anticipated  decline in the value of its  securities or currencies.
An example of such use of put options is provided in this Statement under "Certain Risk Factors and Investment Methods."

         The Portfolio will not commit more than 5% of its assets to premiums when  purchasing  call and put options.  The Portfolio may also purchase call options on underlying  securities or currencies it owns in order to protect  unrealized gains on call options previously  written by it. A call option would be  purchased  for this  purpose  where tax  considerations  make it  inadvisable  to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.

         Purchasing  Call  Options.  The Portfolio  may purchase  American or European  call  options.  The Portfolio may enter into closing sale  transactions  with respect to such options,  exercise  them or permit them to expire.  The Portfolio may purchase call options for the purpose of increasing its current return or avoiding tax  consequences  which could reduce its current  return.  The
Portfolio may also  purchase call options in order to acquire the  underlying  securities  or  currencies.  Examples of such uses of call options are provided this Statement under "Certain Risk Factors and Investment Methods."

         The Portfolio will not commit more than 5% of its assets to premiums when  purchasing  call and put options.  The Portfolio may also purchase call options on underlying  securities or currencies it owns in order to protect  unrealized gains on call options previously  written by it. A call option would be  purchased  for this  purpose  where tax  considerations  make it  inadvisable  to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.

         Dealer Options.  The Portfolio may engage in transactions  involving  dealer options.  Certain risks are specific to dealer options.  While the Portfolio would look to a clearing  corporation to exercise  exchange-traded  options,  if the Portfolio were to purchase a dealer  option,  it would rely on the dealer from whom it purchased  the option to perform if the option were  exercised.
While the  Portfolio  will seek to enter into  dealer  options  only with  dealers  who will agree to and which are  expected  to be capable of entering into closing  transactions  with the  Portfolio,  there can be no assurance  that the Portfolio  will be able to liquidate  a dealer  option at a favorable  price at any time prior to  expiration.  Failure by the dealer to do so would  result in the loss of the premium paid by the  Portfolio  as well as loss of the  expected  benefit of the  transaction.  For a discussion  of dealer options, see this Statement under "Certain Risk Factors and Investment Methods."

         Futures Contracts.

                  Transactions  in Futures.  The  Portfolio  may enter into  financial  futures  contracts,  including  stock index, interest rate and currency futures ("futures" or "futures contracts").

         Stock index futures  contracts may be used to attempt to provide a hedge for a portion of the Portfolio's  portfolio,  as a cash  management  tool, or as an efficient way for the Sub-advisor to implement  either an increase or decrease in portfolio  market exposure in response to changing  market  conditions.  Stock index futures  contracts  are currently  traded with respect to the S&P
500 Index and other  broad  stock  market  indices,  such as the New York Stock  Exchange  Composite  Stock Index and the Value Line
Composite  Stock  Index.  The  Portfolio  may,  however,  purchase  or sell  futures  contracts  with  respect  to any stock  index.
Nevertheless,  to hedge the Portfolio's portfolio successfully,  the Portfolio must sell futures contacts with respect to indices or subindexes whose movements will have a significant correlation with movements in the prices of the Portfolio's securities.

         Interest  rate or currency  futures  contracts  may be used to attempt to hedge  against  changes in  prevailing  levels of interest rates or currency  exchange rates in order to establish  more  definitely the effective  return on securities or currencies held or intended to be acquired by the  Portfolio.  In this regard,  the Portfolio  could sell interest rate or currency  futures as an offset  against the effect of expected  increases in interest  rates or currency  exchange  rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

         The  Portfolio  will enter into  futures  contracts  which are traded on  national  or foreign  futures  exchanges  and are standardized  as to maturity  date and  underlying  financial  instrument.  Futures  exchanges  and trading in the United States are regulated under the Commodity  Exchange Act by the CFTC.  Although  techniques other than the sale and purchase of futures contracts could  be used  for the  above-referenced  purposes,  futures  contracts  offer  an  effective  and  relatively  low  cost  means of implementing  the  Portfolio's  objectives in these areas.  For a discussion  of futures  transactions  and certain  risks  involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

                  Regulatory  Limitations.  The Portfolio will engage in transactions in futures  contracts and options thereon only for bona fide hedging,  yield  enhancement and risk management  purposes,  in each case in accordance with the rules and regulations of the CFTC.

         The Portfolio may not enter into futures  contracts or options  thereon if, with respect to positions  which do not qualify as bona fide hedging under  applicable CFTC rules,  the sum of the amounts of initial margin  deposits on the  Portfolio's  existing futures and premiums paid for options on futures  would exceed 5% of the net asset value of the Portfolio  after taking into account unrealized  profits and  unrealized  losses on any such  contracts it has entered into;  provided,  however,  that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

         In instances  involving the purchase of futures  contracts or call options thereon or the writing of put options thereon by the Portfolio,  an amount of cash, U.S.  government  securities or other liquid,  high-grade debt  obligations,  equal to the market value of the futures  contracts  and options  thereon  (less any related  margin  deposits),  will be identified by the Portfolio to cover the position, or alternative cover (such as owning an offsetting position) will be employed.

                  Risks of Transactions in Futures  Contracts.  See this Statement and the Trust's  Prospectus  under "Certain Risks and Investment Methods" for an additional description of certain risks involved in futures contracts.

         Options on Futures  Contracts.  As an  alternative  to writing or purchasing  call and put options on stock index  futures, the  Portfolio may write or purchase call and put options on financial  indices.  Such options would be used in a manner  similar to the use of options on futures  contracts.  From time to time,  a single  order to purchase  or sell  futures  contracts  (or options thereon) may be made on behalf of the Portfolio and other mutual funds or portfolios of mutual funds managed by the  Sub-advisor  or
T. Rowe Price  International,  Inc.  Such  aggregated  orders would be allocated  among the Portfolio and such other mutual funds or portfolios of mutual funds in a fair and  non-discriminatory  manner.  See this Statement and the Trust's  Prospectus under "Certain
Risk Factors and Investment Methods" for a description of certain risks involved in options on futures contracts.

         Additional  Futures and Options  Contracts.  Although  the  Portfolio  has no current  intention  of engaging in futures or options  transactions  other than those  described  above,  it reserves  the right to do so. Such futures or options  trading  might involve risks which differ from those involved in the futures and options described above.

         Foreign  Futures and Options.  The  Portfolio is permitted  to enter into  foreign  futures and options  transactions.  See this Statement and the Trust's  Prospectus  under  "Certain Risk Factors and Investment  Methods" for a description of certain risks involved in foreign futures and options.

         Foreign  Securities.  The Portfolio may invest in U.S.  dollar-denominated  and non-U.S.  dollar-denominated  securities of foreign  issuers in developed  countries.  Because the  Portfolio  may invest in foreign  securities,  investment  in the  Portfolio involves  risks that are  different in some  respects  from an  investment  in a Portfolio  which invests only in securities of U.S.
domestic  issuers.  Foreign  investments may be affected  favorably or unfavorably by changes in currency rates and exchange control regulations.  There may be less  publicly  available  information  about a foreign  company than about a U.S.  company,  and foreign companies may not be subject to  accounting,  auditing,  and financial  reporting  standards  and  requirements  comparable to those applicable  to U.S.  companies.  There  may be  less  governmental  supervision  of  securities  markets,  brokers  and  issuers  of securities.  Securities of some foreign  companies are less liquid or more volatile than securities of U.S.  companies,  and foreign brokerage  commissions and custodian fees are generally  higher than in the United States.  Settlement  practices may include delays and may differ from those  customary  in United  States  markets.  Investments  in foreign  securities  may also be subject to other risks  different from those  affecting U.S.  investments,  including  local  political or economic  developments,  expropriation  or nationalization  of assets,  restrictions  on foreign  investment and  repatriation of capital,  imposition of withholding  taxes on dividend or interest  payments,  currency  blockage  (which would  prevent cash from being brought back to the United  States),  and difficulty  in enforcing  legal rights  outside the U.S. For an  additional  discussion  of certain  risks  involved in investing in foreign securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Currency  Transactions.  The Portfolio will generally enter into forward foreign currency exchange  contracts under two  circumstances.  First,  when the  Portfolio  enters into a contract  for the  purchase or sale of a security  denominated  in a foreign  currency,  it may desire to "lock in" the U.S. dollar price of the security.  Second,  when the  Sub-advisor  believes that the currency of a particular  foreign country may suffer or enjoy a substantial  movement  against another  currency,  including the
U.S.  dollar,  it may enter into a forward  contract to sell or buy the amount of the former  foreign  currency,  approximating  the value of some or all of the Portfolio's  securities  denominated in such foreign currency.  Alternatively,  where  appropriate,  the
Portfolio may hedge all or part of its foreign  currency  exposure  through the use of a basket of  currencies  or a proxy  currency where such currency or currencies  act as an effective  proxy for other  currencies.  In such a case, the Portfolio may enter into a forward  contract  where the amount of the foreign  currency  to be sold  exceeds the value of the  securities  denominated  in such currency.  The use of this basket  hedging  technique may be more  efficient  and  economical  than  entering into separate  forward contracts  for each  currency  held in the  Portfolio.  The precise  matching of the forward  contract  amounts and the value of the securities  involved will not generally be possible since the future value of such  securities in foreign  currencies will change as a consequence of market  movements in the value of those  securities  between the date the forward  contract is entered into and the date it matures.  The projection of short-term currency market movement is extremely  difficult,  and the successful  execution of a short-term  hedging  strategy is highly  uncertain.  Other than as set forth above,  and immediately  below, the Portfolio will also not enter into such forward  contracts or maintain a net exposure to such contracts  where the  consummation  of the contracts would obligate  the  Portfolio  to deliver an amount of foreign  currency in excess of the value of the  Portfolio's  securities  or other assets  denominated in that currency.  The Portfolio,  however,  in order to avoid excess  transactions  and transaction  costs, may maintain a net  exposure to forward  contracts  in excess of the value of the  Portfolio's  securities  or other assets to which the forward contracts relate (including  accrued interest to the maturity of the forward on such securities)  provided the excess amount is "covered" by liquid,  high-grade debt securities,  denominated in any currency, at least equal at all times to the amount of such excess.  For these  purposes  "the  securities  or other assets to which the forward  contracts  relate may be  securities or assets denominated  in a single  currency,  or where proxy  forwards are used,  securities  denominated  in more than one  currency.  Under normal  circumstances,  consideration  of the prospect for currency  parities will be  incorporated  into the longer term investment decisions made with regard to overall  diversification  strategies.  However,  the Sub-advisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Portfolio will be served.

         At the maturity of a forward  contract,  the  Portfolio  may either sell the  portfolio  security and make  delivery of the foreign  currency,  or it may retain the  security and  terminate  its  contractual  obligation  to deliver the foreign  currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

         As indicated  above, it is impossible to forecast with absolute  precision the market value of portfolio  securities at the expiration of the forward contract.  Accordingly,  it may be necessary for the Portfolio to purchase  additional foreign currency on the spot market  (and bear the  expense of such  purchase)  if the market  value of the  security is less than the amount of foreign currency the  Portfolio  is  obligated  to deliver and if a decision is made to sell the  security and make  delivery of the foreign currency.  Conversely,  it may be necessary to sell on the spot market some of the foreign  currency  received  upon the sale of the portfolio  security if its market value exceeds the amount of foreign  currency the Portfolio is obligated to deliver.  However,  as noted, in order to avoid excessive  transactions  and transaction  costs,  the Portfolio may use liquid,  high-grade debt securities denominated  in any currency,  to cover the amount by which the value of a forward  contract  exceeds the value of the securities to which it relates.

         If the Portfolio retains the portfolio security and engages in an offsetting  transaction,  the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract  prices.  If the Portfolio  engages in an offsetting  transaction,  it may  subsequently  enter into a new forward  contract to sell the foreign  currency.  Should forward prices decline during the period between the  Portfolio's  entering into a forward  contract for the sale of a foreign  currency and the date it enters into an offsetting  contract for the purchase of the foreign  currency,  the Portfolio will realize a gain to the extent  the price of the  currency  it has agreed to sell  exceeds  the price of the  currency  it has  agreed to  purchase.  Should forward  prices  increase,  the  Portfolio  will suffer a loss to the extent of the price of the  currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         The  Portfolio's  dealing in forward  foreign  currency  exchange  contracts will generally be limited to the  transactions described  above.  However,  the  Portfolio  reserves the right to enter into  forward  foreign  currency  contracts  for  different purposes and under different  circumstances.  Of course,  the Portfolio is not required to enter into forward  contracts with regard to its foreign  currency-denominated  securities and will not do so unless deemed appropriate by the Sub-advisor.  It also should be realized  that this  method  of  hedging  against  a decline  in the value of a  currency  does not  eliminate  fluctuations  in the underlying  prices of the  securities.  It simply  establishes  a rate of exchange at a future  date.  Additionally,  although  such contracts  tend to minimize the risk of loss due to a decline in the value of the hedged  currency,  at the same time,  they tend to limit any potential gain which might result from an increase in the value of that currency.

         Although  the  Portfolio  values its assets daily in terms of U.S.  dollars,  it does not intend to convert its holdings of foreign  currencies  into U.S.  dollars on a daily  basis.  It will do so from time to time,  and  investors  should be aware of the costs of  currency  conversion.  Although  foreign  exchange  dealers do not charge a fee for  conversion,  they do realize a profit based on the difference (the "spread")  between the prices at which they are buying and selling various  currencies.  Thus, a dealer may offer to sell a foreign  currency to the Portfolio at one rate,  while  offering a lesser rate of exchange  should the Portfolio desire to resell that currency to the dealer.  For a discussion  of certain risks  involved in foreign  currency  transactions,  see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Federal Tax Treatment of Options,  Futures Contracts and Forward Foreign Exchange Contracts.  Options,  futures and forward foreign  exchange  contracts,  including  options and futures on  currencies,  which  offset a foreign  dollar  denominated  bond or currency  position may be  considered  straddles for tax purposes in which case a loss on any position in a straddle will be subject to  deferral to the extent of  unrealized  gain in an  offsetting  position.  The holding  period of the  securities  or  currencies comprising  the  straddle  will be deemed  not to begin  until the  straddle  is  terminated.  The  holding  period of the  security offsetting an "in-the-money  qualified  covered call" option on an equity security will not include the period of time the option is outstanding.

         Losses on written covered calls and purchased puts on securities,  excluding  certain  "qualified  covered call" options on equity  securities,  may be long-term  capital loss, if the security  covering the option was held for more than twelve months prior to the writing of the option.

         In order for the Portfolio to continue to qualify for federal income tax treatment as a regulated  investment  company,  at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends,  interest,  income derived from loans of  securities,  and gains from the sale of  securities  or  currencies.  Tax  regulations  could be issued  limiting the extent that net gain realized from option,  futures or foreign  forward  exchange  contracts on currencies is qualifying  income for purposes of the 90% requirement.

         As a result of the "Taxpayer Relief Act of 1997," entering into certain option,  futures  contracts,  or forward  contracts may result in the "constructive sale" of offsetting stocks or debt securities of the Portfolio.

         Hybrid  Commodity  and  Security  Instruments.  Instruments  have been  developed  which  combine  the  elements of futures contracts or options with those of debt,  preferred equity or a depositary  instrument  (hereinafter  "Hybrid  Instruments").  Often these  hybrid  instruments  are indexed to the price of a commodity or  particular  currency or a domestic or foreign debt or equity securities  index.  Hybrid  instruments may take a variety of forms,  including,  but not limited to, debt instruments with interest or  principal  payments or  redemption  terms  determined  by reference to the value of a currency or commodity at a future point in time,  preferred stock with dividend rates  determined by reference to the value of a currency,  or convertible  securities with the conversion  terms  related  to a  particular  commodity.  For a  discussion  of  certain  risks  involved  in  investing  in  hybrid instruments, see this Statement under "Certain Risk Factors and Investment Methods."

         Lending of Portfolio  Securities.  For the purpose of realizing  additional income, the Portfolio may make secured loans of
Portfolio  securities  amounting  to not more than 33 1/3% of its total  assets.  This policy is a  fundamental  policy.  Securities loans are made to  broker-dealers,  institutional  investors,  or other persons  pursuant to agreements  requiring that the loans be continuously  secured by collateral  at least equal at all times to the value of the  securities  lent,  marked to market on a daily basis.  The  collateral  received will consist of cash or U.S.  government  securities.  While the  securities  are being lent,  the
Portfolio  will continue to receive the  equivalent of the interest or dividends  paid by the issuer on the  securities,  as well as interest on the  investment of the  collateral  or a fee from the  borrower.  The Portfolio has a right to call each loan and obtain the securities on three business  days' notice or, in connection  with  securities  trading on foreign  markets,  within such longer period of time which  coincides  with the normal  settlement  period for  purchases  and sales of such  securities  in such  foreign markets.  The  Portfolio  will not have the  right  to vote  securities  while  they  are  being  lent,  but it will  call a loan in anticipation  of any  important  vote.  The risks in lending  portfolio  securities,  as with other  extensions  of secured  credit, consist of possible  delay in receiving  additional  collateral  or in the recovery of the  securities or possible loss of rights in the collateral should the borrower fail financially.

         Other  Lending/Borrowing.  Subject to approval by the SEC,  the  Portfolio  may make loans to, or borrow  Portfolios  from, other mutual funds or portfolios of mutual funds  sponsored or advised by the Sub-advisor or T. Rowe Price  International,  Inc. The
Portfolio has no current intention of engaging in these practices at this time.

         When-Issued  Securities.  The Portfolio may from time to time purchase  securities on a  "when-issued"  basis.  At the time the Portfolio  makes the commitment to purchase a security on a when-issued  basis,  it will record the  transaction and reflect the value of the security in  determining  its net asset value.  The Portfolio  does not believe that its net asset value or income will be adversely  affected by its purchase of securities  on a  when-issued  basis.  The  Portfolio  will  maintain cash and  marketable securities  equal in value to  commitments  for  when-issued  securities.  Such  segregated  securities  either  will  mature or, if necessary,  be sold on or before the  settlement  date.  For a  discussion  of  when-issued  securities,  see this  Statement  under
"Certain Risk Factors and Investment Methods."

         Investment Policies Which May Be Changed Without  Shareholder  Approval.  The following  limitations are applicable only to the AST T. Rowe Price Asset Allocation  Portfolio.  These  limitations are not fundamental  restrictions,  and can be changed by the
Trustees without shareholder approval.  The Portfolio will not:

         1.       Purchase additional securities when money borrowed exceeds 5% of the Portfolio's total assets;

         2.       Invest in companies for the purpose of exercising management or control;

         3.       Purchase  illiquid  securities  if,  as a  result,  more  than 15% of its net  assets  would be  invested  in such securities.  Securities eligible for resale under Rule 144A of the Securities Act of 1933 may be subject to this 15% limitation;

         4.       Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act;

         5.       Mortgage,  pledge,  hypothecate  or, in any manner,  transfer any security  owned by the Portfolio as security for indebtedness  except as may be  necessary in  connection  with  permissible  borrowings  or  investments  and then such  mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Portfolio's total assets at the time of borrowing or investment;

         6.       Invest in puts,  calls,  straddles,  spreads,  or any combination  thereof to the extent  permitted by the Trust's
Prospectus and this Statement;

         7.       Purchase  securities on margin,  except (i) for use of short-term  credit  necessary for clearance of purchases of portfolio  securities  and (ii) the Portfolio may make margin  deposits in connection  with futures  contracts or other  permissible investments;

         8.       Invest in warrants if, as a result thereof,  more than 10% of the value of the total assets of the Portfolio would be invested in  warrants,  provided  that this  restriction  does not apply to  warrants  acquired as the result of the  purchase of another security.  For purposes of these percentage limitations, the warrants will be valued at the lower of cost or market;

         9.       Effect short sales of securities; or

         10.      Purchase a futures  contract or an option  thereon if, with  respect to positions in futures or options on futures which do not  represent  bona fide hedging,  the  aggregate  initial  margin and premiums on such  positions  would exceed 5% of the
Portfolio's net assets.

         Notwithstanding  anything in the above  fundamental  and operating  restrictions  to the contrary,  the Portfolio may, as a fundamental  policy,  invest  all of its  assets  in  the  securities  of a  single  open-end  management  investment  company  with substantially the same fundamental investment  objectives,  policies and restrictions as the Portfolio subject to the prior approval of the Investment  Manager.  The Investment  Manager will not approve such investment  unless:  (a) the Investment Manager believes, on the advice of counsel,  that such  investment will not have an adverse effect on the tax status of the annuity  contracts  and/or life insurance  policies  supported by the separate accounts of the Participating  Insurance  Companies which purchase shares of the
Trust; (b) the Investment  Manager has given prior notice to the  Participating  Insurance  Companies that it intends to permit such investment  and has  determined  whether such  Participating  Insurance  Companies  intend to redeem any shares  and/or  discontinue purchase  of  shares  because  of such  investment;  (c) the  Trustees  have  determined  that the fees to be paid by the  Trust for administrative,  accounting,  custodial  and transfer  agency  services  for the  Portfolio  subsequent  to such an  investment  are appropriate,  or the Trustees have approved  changes to the  agreements  providing such services to reflect a reduction in fees; (d)
the  Sub-advisor  for the  Portfolio  has  agreed  to  reduce  its fee by the  amount of any  investment  advisory  fees paid to the investment manager of such open-end  management  investment  company;  and (e) shareholder  approval is obtained if required by law.
The Portfolio  will apply for such  exemptive  relief under the provisions of the 1940 Act, or other such relief as may be necessary under the then governing rules and regulations of the 1940 Act, regarding investments in such investment companies.

AST T. Rowe Price Global Bond Portfolio:

Investment  Objective:  The investment  objective of the Portfolio is to provide high current income and capital growth by investing in high-quality, foreign and U.S. dollar-denominated bonds.

Investment  Policies:  The Portfolio  also seeks to moderate  price  fluctuation  by actively  managing its currency  exposure.  The
Portfolio's  investments  will include high quality debt  securities  issued or guaranteed  by a foreign  national  government,  its agencies,  instrumentalities  or political  subdivisions,  debt  securities  issued or  guaranteed by  supranational  organizations, corporate debt securities,  bank or bank holding company debt securities and other debt securities  including those convertible into common stock.  The Portfolio may also invest up to 20% of assets in the  aggregate in below  investment-grade,  high-risk  bonds and emerging  market bonds. In addition,  the Portfolio may invest up to 30% of its assets in  mortgage-backed  (including  derivatives, such as collateralized mortgage obligations and stripped mortgage securities) and asset-backed securities.

          Sub-advisor  regularly  analyzes a broad range of  international  equity and  fixed-income  markets in order to assess the degree of risk and level of return that can be expected from each market.  Of course,  there can be no assurance that  Sub-advisor's forecasts of expected return will be reflected in the actual returns achieved by the Portfolio.

         The Portfolio's share price will fluctuate with market,  economic and foreign exchange conditions,  and your investment may be worth  more or less when  redeemed  than when  purchased.  The  Portfolio  should  not be relied  upon as a  complete  investment program,  nor used to play  short-term  swings in the global bond or foreign  exchange  markets.  The  Portfolio is subject to risks unique to international investing.

          It is  contemplated  that most foreign  securities  will be purchased in  over-the-counter  markets or on stock  exchanges located in the countries in which the respective  principal  offices of the issuers of the various  securities are located,  if that is the best available market.

          The Portfolio may invest in investment  portfolios  which have been  authorized by the  governments  of certain  countries specifically to permit foreign  investment in securities of companies  listed and traded on the stock exchanges in these  respective countries.  The  Portfolio's  investment in these  portfolios is subject to the provisions of the 1940 Act discussed  below.  If the
Portfolio invests in such investment  portfolios,  the Portfolio's  shareholders will bear not only their proportionate share of the expenses of the Portfolio  (including  operating  expenses and the fees of the Investment  Manager),  but also will bear  indirectly similar expenses of the underlying investment  portfolios.  In addition,  the securities of these investment portfolios may trade at a premium over their net asset value.

          Apart from the matters  described  herein,  the Portfolio is not aware at this time of the existence of any  investment or exchange  control  regulations  which might  substantially  impair the  operations  of the  Portfolio  as  described  in the Trust's
Prospectus and this Statement.  It should be noted, however, that this situation could change at any time.

          The  Portfolio  may invest in  companies  located in Eastern  Europe,  Russia or certain  Latin  American  countries.  The
Portfolio  will only  invest in a  company  located  in,  or a  government  of,  Eastern  Europe,  Russia or Latin  America,  if the
Sub-advisor believes the potential return justifies the risk.

          Risk Factors of Foreign  Investing.  There are special  risks in investing  in the  Portfolio.  Certain of these risks are inherent in any  international  mutual fund others  relate more to the  countries in which the  Portfolio  will invest.  Many of the risks are more  pronounced  for  investments  in  developing  or  emerging  countries.  Although  there is no  universally  accepted definition,  a developing  country is generally  considered to be a country which is in the initial stages of its  industrialization cycle with a per capita gross national product of less than $8,000.

          Investors  should  understand that all investments  have a risk factor.  There can be no guarantee  against loss resulting from an investment in the Portfolio,  and there can be no assurance that the Portfolio's investment policies will be successful,  or that its investment  objective will be attained.  The Portfolio is designed for individual and  institutional  investors  seeking to diversify  beyond the United States in an actively  researched and managed  portfolio,  and is intended for long-term  investors who can accept the risks  entailed  in  investment  in foreign  securities.  For a  discussion  of  certain  risks  involved  in foreign investing see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

          The Portfolio may invest in the following:

          Brady Bonds.  The Portfolio  may invest in Brady Bonds.  Brady Bonds,  which are named after former U.S.  Secretary of the
Treasury  Nicholas  Brady,  are used as a means of  restructuring  the  external  debt burden of a  government  in certain  emerging markets.  A Brady bond is created when an  outstanding  commercial  bank loan to a government  or private  entity is exchanged for a new bond in  connection  with a debt  restructuring  plan.  Brady  bonds may be  collateralized  or  uncollateralized  and issued in various currencies  (although  typically in the U.S. dollar).  They are often fully  collateralized as to principal in U.S. Treasury zero  coupon  bonds.  However,  even with this  collateralization  feature,  Brady  Bonds are often  considered  speculative,  below investment  grade  investments  because the timely payment of interest is the  responsibility  of the issuing party (for example,  a
Latin American  country) and the value of the bonds can fluctuate  significantly  based on the issuer's ability or perceived ability to make these  payments.  Finally,  some Brady Bonds may be structured  with floating rate or low fixed rate coupons.  The Portfolio does not expect to have more than 10% of its total assets invested in Brady Bonds.

         Nondiversified  Investment  Company.  Despite its  nondiversified  status under the  Investment  Company Act, the Portfolio generally  will not invest more than 5% of its assets in any  individual  corporate  issuer.  However,  the  Portfolio (1) may place assets in bank  deposits or other  short-term  bank  instruments  with a maturity of up to 30 days  provided that (i) the bank has a short-term  credit rating of A1+ (or, if unrated,  the equivalent as determined by the  Sub-advisor)  and (ii) the Portfolio may not maintain more than 10% of its total assets with any single bank;  and (2) may maintain  more than 5% of its total assets,  including cash and currencies, in custodial accounts or deposits of the Trust's custodian or sub-custodians.

          Writing  Covered Call Options.  The Portfolio may write (sell)  "covered"  call options and purchase  options to close out options  previously  written by the  Portfolio.  In writing  covered call  options,  the  Portfolio  expects to generate  additional premium  income  which  should  serve to enhance  the  Portfolio's  total  return and reduce the effect of any price  decline of the security or currency  involved in the option.  Covered call options will generally be written on securities or currencies  which, in
Sub-advisor's  opinion,  are not  expected to have any major price  increases  or moves in the near future but which,  over the long term, are deemed to be attractive investments for the Portfolio.

          The  Portfolio  will write only  covered call  options.  This means that the  Portfolio  will own the security or currency subject to the option or an option to purchase the same underlying  security or currency,  having an exercise price equal to or less than the exercise price of the "covered"  option,  or will establish and maintain with its custodian for the term of the option,  an account  consisting of cash or other liquid assets having a value equal to the fluctuating  market value of the optioned  securities or currencies.

         Portfolio  securities  or  currencies  on which  call  options  may be  written  will be  purchased  solely on the basis of investment  considerations  consistent  with the  Portfolio's  investment  objective.  The  writing  of  covered  call  options is a conservative  investment  technique  believed to involve  relatively  little risk (in  contrast to the writing of naked or uncovered options,  which the Portfolio  will not do), but capable of enhancing  the  Portfolio's  total  return.  When writing a covered call option,  the  Portfolio,  in return for the premium,  gives up the  opportunity  for profit from a price  increase in the underlying security or  currency  above the  exercise  price,  but  conversely,  retains  the risk of loss should the price of the  security or currency  decline.  Unlike one who owns  securities or currencies  not subject to an option,  the Portfolio has no control over when it may be required to sell the underlying  securities or currencies,  since it may be assigned an exercise  notice at any time prior to the  expiration of its  obligations  as a writer.  If a call option which the Portfolio has written  expires,  the Portfolio will realize a gain in the amount of the premium;  however,  such gain may be offset by a decline in the market  value of the  underlying security or currency  during the option  period.  If the call option is exercised,  the  Portfolio  will realize a gain or loss from the sale of the  underlying  security  or  currency,  The  Portfolio  does not  consider a security  or  currency  covered by a call
"pledged" as that term is used in the Portfolio's policy which limits the pledging or mortgaging of its assets.

          The premium  received is the market value of an option.  The premium the Portfolio will receive from writing a call option will  reflect,  among other  things,  the current  market price of the  underlying  security or currency,  the  relationship  of the exercise price to such market price, the historical price volatility of the underlying  security or currency,  and the length of the option  period.  Once the decision to write a call option has been made,  Sub-advisor,  in  determining  whether a  particular  call option should be written on a particular  security or currency,  will consider the reasonableness of the anticipated premium and the likelihood that a liquid  secondary  market will exist for those options.  The premium received by the Portfolio for writing covered call  options  will be recorded as a liability of the  Portfolio.  This  liability  will be adjusted  daily to the option's  current market  value,  which will be the latest sale price at the time at which the net asset value per share of the  Portfolio is computed
(close of the New York Stock  Exchange),  or, in the  absence  of such sale,  the  average  of the latest bid and asked  price.  The option will be terminated upon expiration of the option, the purchase of an identical option in a closing  transaction,  or delivery of the underlying security or currency upon the exercise of the option.

          Call  options  written by the  Portfolio  will  normally  have  expiration  dates of less than nine  months  from the date written.  The  exercise  price of the  options  may be  below,  equal  to,  or above the  current  market  values of the  underlying securities  or  currencies  at the time the options  are  written.  From time to time,  the  Portfolio  may  purchase an  underlying security or currency for delivery in accordance  with an exercise  notice of a call option  assigned to it,  rather than  delivering such security or currency from its portfolio.  In such cases, additional costs may be incurred.

          The Portfolio will effect closing  transactions in order to realize a profit on an outstanding call option,  to prevent an underlying  security or currency from being called,  or, to permit the sale of the  underlying  security or currency.  The Portfolio will realize a profit or loss from a closing  purchase  transaction if the cost of the  transaction is less or more than the premium received from the writing of the option.  Because  increases in the market price of a call option will generally  reflect  increases in the market price of the  underlying  security or currency,  any loss  resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Portfolio.

          The  Portfolio  will not  write a covered  call  option  if, as a result,  the  aggregate  market  value of all  portfolio securities  or  currencies  covering  call or put  options  exceeds  25% of the  market  value of the  Portfolio's  net  assets.  In calculating  the 25% limit,  the Portfolio will offset,  against the value of assets  covering  written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.

          Writing  Covered Put Options.  Although  the  Portfolio  has no current  intention  in the  foreseeable  future of writing
American  or  European  style  covered  put options  and  purchasing  put  options to close out  options  previously  written by the
Portfolio, the Portfolio reserves the right to do so.

          The  Portfolio  would write put  options  only on a covered  basis,  which means that the  Portfolio  would  maintain in a segregated  account cash, U.S.  government  securities or other liquid  high-grade  debt  obligations in an amount not less than the exercise  price or the  Portfolio  will own an option to sell the  underlying  security or currency  subject to the option having an exercise  price  equal to or  greater  than the  exercise  price of the  "covered"  options  at all times  while  the put  option is outstanding.  (The rules of a clearing  corporation  currently  require that such assets be deposited in escrow to secure payment of the  exercise  price.) The  Portfolio  would  generally  write  covered put options in  circumstances  where  Sub-advisor  wishes to purchase the  underlying  security or currency for the  Portfolio's  portfolio at a price lower than the current market price of the security or  currency.  In such event the  Portfolio  would write a put option at an exercise  price  which,  reduced by the premium received on the option,  reflects the lower price it is willing to pay.  Since the  Portfolio  would also  receive  interest on debt securities or currencies  maintained to cover the exercise  price of the option,  this  technique  could be used to enhance  current return  during  periods of market  uncertainty.  The risk in such a  transaction  would be that the market  price of the  underlying security or currency would decline below the exercise  price less the premiums  received.  Such a decline could be  substantial  and result in a significant  loss to the  Portfolio.  In addition,  the  Portfolio,  because it does not own the specific  securities or currencies  which it may be required to purchase in exercise of the put, cannot benefit from  appreciation,  if any, with respect to such specific securities or currencies.

          The Portfolio will not write a covered put option if, as a result, the aggregate market value of all portfolio  securities or currencies  covering put or call options exceeds 25% of the market value of the  Portfolio's  net assets.  In calculating the 25%
limit,  the Portfolio  will offset,  against the value of assets  covering  written puts and calls,  the value of purchased puts and calls on identical  securities or currencies with identical  maturity dates.  For a discussion of certain risks involved in options, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

          Purchasing  Put Options.  The  Portfolio  may  purchase  American or European  style put  options.  As the holder of a put option,  the  Portfolio  has the right to sell the  underlying  security or currency  at the  exercise  price at any time during the option period.  The Portfolio may enter into closing sale  transactions  with respect to such options,  exercise them or permit them to expire.  The Portfolio  may purchase put options for defensive  purposes in order to protect  against an  anticipated  decline in the value of its  securities  or  currencies.  An example of such use of put options is provided in this  Statement  under  "Certain
Risk Factors and Investment Methods."

          The premium paid by the Portfolio when  purchasing a put option will be recorded as an asset of the Portfolio.  This asset will be  adjusted  daily to the  option's  current  market  value,  which will be the latest sale price at the time at which the net asset value per share of the Portfolio is computed (close of New York Stock  Exchange),  or, in the absence of such sale, the latest bid price.  This asset will be terminated upon expiration of the option,  the selling  (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

          Purchasing  Call  Options.  The Portfolio may purchase  American or European  style call options.  As the holder of a call option,  the Portfolio has the right to purchase the  underlying  security or currency at the exercise  price at any time during the option period  (American  style) or at the  expiration  of the option  (European  style).  The Portfolio may enter into closing sale transactions  with respect to such  options,  exercise  them or permit them to expire.  The  Portfolio may purchase call options for the purpose of increasing  its current  return or avoiding tax  consequences  which could reduce its current  return.  The Portfolio may also purchase call options in order to acquire the underlying  securities or  currencies.  Examples of such uses of call options are provided below.

          The  Portfolio  may also  purchase  call  options  on  underlying  securities  or  currencies  it owns in order to protect unrealized  gains on call  options  previously  written  by it. A call  option  would  be  purchased  for  this  purpose  where  tax considerations  make it  inadvisable  to  realize  such gains  through a closing  purchase  transaction.  Call  options  may also be purchased at times to avoid realizing losses.

          The Portfolio will not commit more than 5% of its total assets to premiums when purchasing call or put options.

          Dealer Options.  The Portfolio may engage in transactions  involving dealer options.  Certain risks are specific to dealer options.  While the Portfolio would look to a clearing  corporation to exercise  exchange-traded  options,  if the Portfolio were to purchase a dealer  option,  it would rely on the dealer from whom it purchased  the option to perform if the option were  exercised.
While the  Portfolio  will seek to enter into  dealer  options  only with  dealers  who will agree to and which are  expected  to be capable of entering into closing  transactions  with the  Portfolio,  there can be no assurance  that the Portfolio  will be able to liquidate  a dealer  option at a favorable  price at any time prior to  expiration.  Failure by the dealer to do so would  result in the loss of the premium paid by the Portfolio as well as loss of the expected benefit of the transaction.

          Futures Contracts.

                   Transactions  in Futures.  The Portfolio  may enter into  financial  futures  contracts,  including  stock index, interest rate and currency futures ("futures" or "futures  contracts");  however, the Portfolio has no current intention of entering into interest rate futures.  The Portfolio, however, reserves the right to trade in financial futures of any kind.

          Stock index futures contracts may be used to attempt to provide a hedge for a portion of the Portfolio's  portfolio,  as a cash  management  tool,  or as an efficient  way for  Sub-advisor  to implement  either an increase or decrease in portfolio  market exposure in response to changing  market  conditions.  Stock index futures  contracts  are currently  traded with respect to the S&P
500 Index and other  broad  stock  market  indices,  such as the New York Stock  Exchange  Composite  Stock Index and the Value Line
Composite  Stock  Index.  The  Portfolio  may,  however,  purchase or sell futures  contracts  with respect to any stock index whose movements will, in its judgment,  have a significant  correlation with movements in the prices of all or portions of the Portfolio's portfolio securities.

          Interest  rate or currency  futures  contracts may be used to attempt to hedge  against  changes in  prevailing  levels of interest rates or currency  exchange rates in order to establish  more  definitely the effective  return on securities or currencies held or intended to be acquired by the  Portfolio.  In this regard,  the Portfolio  could sell interest rate or currency  futures as an offset  against the effect of expected  increases in interest  rates or currency  exchange  rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

          The  Portfolio  will enter into  futures  contracts  which are traded on national  or foreign  futures  exchanges  and are standardized  as to maturity  date and  underlying  financial  instrument.  Futures  exchanges  and trading in the United States are regulated under the Commodity  Exchange Act by the CFTC.  Although  techniques other than the sale and purchase of futures contracts could  be used  for the  above-referenced  purposes,  futures  contracts  offer  an  effective  and  relatively  low  cost  means of implementing  the  Portfolio's  objectives in these areas.  For a discussion  of futures  transactions  and certain  risks  involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

                   Regulatory  Limitations.  The Portfolio will engage in transactions in futures contracts and options thereon only for bona fide hedging,  yield  enhancement and risk management  purposes,  in each case in accordance with the rules and regulations of the CFTC.

          The Portfolio may not enter into futures  contracts or options  thereon if, with respect to positions which do not qualify as bona fide hedging under  applicable CFTC rules,  the sum of the amounts of initial margin  deposits on the  Portfolio's  existing futures and premiums paid for options on futures  would exceed 5% of the net asset value of the Portfolio  after taking into account unrealized  profits and  unrealized  losses on any such  contracts it has entered  into;  provided  however,  that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

          In instances  involving the purchase of futures contracts or call options thereon or the writing of put options thereon by the  Portfolio,  an amount of cash or other liquid  assets equal to the market value of the futures  contracts  and options  thereon
(less any related  margin  deposits),  will be  identified by the Portfolio to cover the  position,  or  alternative  cover (such as owning an offsetting position) will be employed.

          Options on Futures  Contracts.  As an  alternative  to writing or purchasing  call and put options on stock index futures, the  Portfolio may write or purchase call and put options on financial  indices.  Such options would be used in a manner  similar to the use of options on futures  contracts.  From time to time,  a single  order to purchase  or sell  futures  contracts  (or options thereon) may be made on behalf of the Portfolio and other mutual funds or portfolios of mutual funds managed by the  Sub-advisor  or
T. Rowe Price  Associates,  Inc. Such aggregated  orders would be allocated among the Portfolio and such other  portfolios in a fair and  non-discriminatory  manner. See this Statement and the Trust's  Prospectus under "Certain Risk Factors and Investment  Methods"
for a description of certain risks involved in options and futures contracts.

          Additional  Futures and Options  Contracts.  Although  the  Portfolio  has no current  intention of engaging in futures or options  transactions  other than those  described  above,  it reserves  the right to do so. Such futures or options  trading  might involve risks which differ from those involved in the futures and options described above.

          Foreign  Futures and Options.  The Portfolio is permitted to invest in foreign  futures and options.  For a description of foreign  futures and options and certain risks  involved  therein as well as certain risks involved in foreign  investing,  see this
Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Currency  Transactions.  The Portfolio will generally enter into forward foreign currency exchange  contracts under two  circumstances.  First,  when the  Portfolio  enters into a contract  for the  purchase or sale of a security  denominated  in a foreign  currency,  it may desire to "lock in" the U.S. dollar price of the security.  Second,  when the  Sub-advisor  believes that the currency of a particular  foreign country may suffer or enjoy a substantial  movement  against another  currency,  including the
U.S.  dollar,  it may enter into a forward  contract to sell or buy the amount of the former  foreign  currency,  approximating  the value of some or all of the Portfolio's  securities  denominated in such foreign currency.  Alternatively,  where  appropriate,  the
Portfolio may hedge all or part of its foreign  currency  exposure  through the use of a basket of  currencies  or a proxy  currency where such currency or currencies  act as an effective  proxy for other  currencies.  In such a case, the Portfolio may enter into a forward  contract  where the amount of the foreign  currency  to be sold  exceeds the value of the  securities  denominated  in such currency.  The use of this basket  hedging  technique may be more  efficient  and  economical  than  entering into separate  forward contracts  for each  currency  held in the  Portfolio.  The precise  matching of the forward  contract  amounts and the value of the securities  involved will not generally be possible since the future value of such  securities in foreign  currencies will change as a consequence of market  movements in the value of those  securities  between the date the forward  contract is entered into and the date it matures.  The projection of short-term currency market movement is extremely  difficult,  and the successful  execution of a short-term  hedging  strategy is highly  uncertain.  Other than as set forth above,  and immediately  below, the Portfolio will also not enter into such forward  contracts or maintain a net exposure to such contracts  where the  consummation  of the contracts would obligate  the  Portfolio  to deliver an amount of foreign  currency in excess of the value of the  Portfolio's  securities  or other assets  denominated in that currency.  The Portfolio,  however,  in order to avoid excess  transactions  and transaction  costs, may maintain a net  exposure to forward  contracts  in excess of the value of the  Portfolio's  securities  or other assets to which the forward contracts relate (including  accrued interest to the maturity of the forward on such securities)  provided the excess amount is "covered" by liquid,  high-grade debt securities,  denominated in any currency, at least equal at all times to the amount of such excess.  For these  purposes  "the  securities  or other assets to which the forward  contracts  relate may be  securities or assets denominated  in a single  currency,  or where proxy  forwards are used,  securities  denominated  in more than one  currency.  Under normal  circumstances,  consideration  of the prospect for currency  parities will be  incorporated  into the longer term investment decisions made with regard to overall  diversification  strategies.  However,  Sub-advisor believes that it is important to have the flexibility  to enter into such forward  contracts  when it  determines  that the best  interests of the  Portfolio  will be served.
Forward foreign currency exchange contracts ("forwards") will generally have terms of less than one year.

         At the maturity of a forward  contract,  the  Portfolio  may either sell the  portfolio  security and make  delivery of the foreign  currency,  or it may retain the  security and  terminate  its  contractual  obligation  to deliver the foreign  currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

         As indicated  above, it is impossible to forecast with absolute  precision the market value of portfolio  securities at the expiration of the forward contract.  Accordingly,  it may be necessary for the Portfolio to purchase  additional foreign currency on the spot market  (and bear the  expense of such  purchase)  if the market  value of the  security is less than the amount of foreign currency the  Portfolio  is  obligated  to deliver and if a decision is made to sell the  security and make  delivery of the foreign currency.  Conversely,  it may be necessary to sell on the spot market some of the foreign  currency  received  upon the sale of the portfolio  security if its market value exceeds the amount of foreign  currency the Portfolio is obligated to deliver.  However,  as noted, in order to avoid excessive  transactions  and transaction  costs,  the Portfolio may use liquid,  high-grade debt securities denominated  in any currency,  to cover the amount by which the value of a forward  contract  exceeds the value of the securities to which it relates.

         If the Portfolio retains the portfolio security and engages in an offsetting  transaction,  the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract  prices.  If the Portfolio  engages in an offsetting  transaction,  it may  subsequently  enter into a new forward  contract to sell the foreign  currency.  Should forward prices decline during the period between the  Portfolio's  entering into a forward  contract for the sale of a foreign  currency and the date it enters into an offsetting  contract for the purchase of the foreign  currency,  the Portfolio will realize a gain to the extent  the price of the  currency  it has agreed to sell  exceeds  the price of the  currency  it has  agreed to  purchase.  Should forward  prices  increase,  the  Portfolio  will suffer a loss to the extent of the price of the  currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         The  Portfolio's  dealing in forward  foreign  currency  exchange  contracts will generally be limited to the  transactions described  above.  However,  the  Portfolio  reserves the right to enter into  forward  foreign  currency  contracts  for  different purposes and under different  circumstances.  Of course,  the Portfolio is not required to enter into forward  contracts with regard to its foreign  currency-denominated  securities and will not do so unless deemed appropriate by the Sub-advisor.  It also should be realized  that this  method  of  hedging  against  a decline  in the value of a  currency  does not  eliminate  fluctuations  in the underlying  prices of the  securities.  It simply  establishes  a rate of exchange at a future  date.  Additionally,  although  such contracts  tend to minimize the risk of loss due to a decline in the value of the hedged  currency,  at the same time,  they tend to limit any potential gain which might result from an increase in the value of that currency.

         Although  the  Portfolio  values its assets daily in terms of U.S.  dollars,  it does not intend to convert its holdings of foreign  currencies  into U.S.  dollars on a daily  basis.  It will do so from time to time,  and  investors  should be aware of the costs of  currency  conversion.  Although  foreign  exchange  dealers do not charge a fee for  conversion,  they do realize a profit based on the difference (the "spread")  between the prices at which they are buying and selling various  currencies.  Thus, a dealer may offer to sell a foreign  currency to the Portfolio at one rate,  while  offering a lesser rate of exchange  should the Portfolio desire to resell that currency to the dealer.

         When the  Portfolio  purchases a foreign bond with a higher  interest  rate than is  available  on U.S.  bonds of a similar maturity,  the additional yield on the foreign bond could be  substantially  lost if the Portfolio were to enter into a direct hedge by selling the foreign  currency and  purchasing  the U.S.  dollar.  This is what is known as the "cost" of hedging.  Proxy  hedging attempts to reduce this cost through an indirect  hedge back to the U.S.  dollar.  It is  important  to note that hedging  costs are treated as capital transactions and are not, therefore,  deducted from the Portfolio's  dividend  distribution and are not reflected in its yield.  Instead such costs will,  over time,  be reflected in the  Portfolio's  net asset value per share.  For an additional discussion  of certain risks  involved in foreign  investing,  see this  Statement and the Trust's  Prospectus  under  "Certain Risk
Factors and Investment Methods."

         Federal Tax Treatment of Options,  Futures Contracts and Forward Foreign Exchange  Contracts.  The Portfolio may enter into certain  option,  futures,  and forward  foreign  exchange  contracts,  including  options and futures on currencies,  which will be treated as Section 1256 contracts or straddles.

         Transactions  which are  considered  Section  1256  contracts  will be  considered  to have  been  closed at the end of the
Portfolio's  fiscal year and any gains or losses will be  recognized  for tax  purposes at that time.  Such gains or losses from the normal closing or settlement of such  transactions  will be characterized  as 60% long-term  capital gain (taxable at a maximum rate of 20%) or loss and 40%  short-term  capital gain or loss  regardless of the holding  period of the  instrument  (or, in the case of foreign  exchange  contracts,  entirely as ordinary income or loss).  The Portfolio will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

         Options,  futures and forward  foreign  exchange  contracts,  including  options and futures on currencies,  which offset a foreign  dollar  denominated  bond or currency  position may be  considered  straddles  for tax purposes in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized  gain in an offsetting  position.  The holding period of the securities or currencies  comprising  the straddle will be deemed not to begin until the straddle is terminated.  The holding period of the security  offsetting  an  "in-the-money  qualified  covered  call" option on an equity  security  will not include the period of time the option is outstanding.

         Losses on written covered calls and purchased puts on securities,  excluding  certain  "qualified  covered call" options on equity  securities,  may be long-term  capital loss, if the security  covering the option was held for more than twelve months prior to the writing of the option.

         In order for the Portfolio to continue to qualify for federal income tax treatment as a regulated  investment  company,  at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends,  interest,  income derived from loans of  securities,  and gains from the sale of  securities  or  currencies.  Tax  regulations  could be issued  limiting the extent that net gain realized from option,  futures or foreign  forward  exchange  contracts on currencies is qualifying  income for purposes of the 90% requirement.

         As a result of the "Taxpayer Relief Act of 1997," entering into certain option,  futures  contracts,  or forward  contracts may be deemed a "constructive sale" of offsetting  securities,  which could result in a taxable gain from the sale being distributed to  shareholders.  The Portfolio  would be required to distribute  any such gain even though it would not receive  proceeds from the sale at the time the option, futures or forward position is entered into.

          Hybrid  Commodity  and  Security  Instruments.  Instruments  have been  developed  which  combine the  elements of futures contracts or options with those of debt,  preferred equity or a depositary  instrument  (hereinafter  "Hybrid  Instruments").  Often these  hybrid  instruments  are indexed to the price of a commodity or  particular  currency or a domestic or foreign debt or equity securities  index.  Hybrid  instruments may take a variety of forms,  including,  but not limited to, debt instruments with interest or  principal  payments or  redemption  terms  determined  by reference to the value of a currency or commodity at a future point in time,  preferred stock with dividend rates  determined by reference to the value of a currency,  or convertible  securities with the conversion  terms related to a particular  commodity.  For a discussion of certain risks  involved in hybrid  instruments,  see this
Statement under "Certain Risk Factors and Investment Methods."

         Debt  Securities.  The Portfolio's  investment  program permits it to purchase below  investment  grade  securities.  Since investors  generally perceive that there are greater risks associated with investment in lower quality  securities,  the yields from such  securities  normally  exceed those  obtainable  from higher quality  securities.  However,  the principal value of lower-rated securities  generally will fluctuate more widely than higher quality  securities.  Lower quality investments entail a higher risk of default -- that is, the  nonpayment of interest and principal by the issuer than higher  quality  investments.  Such  securities are also subject to special risks,  discussed below.  Although the Portfolio seeks to reduce risk by portfolio  diversification,  credit analysis,  and  attention to trends in the economy,  industries  and  financial  markets,  such efforts will not eliminate all risk.
There can, of course, be no assurance that the Portfolio will achieve its investment objective.

         After  purchase by the  Portfolio,  a debt  security  may cease to be rated or its rating may be reduced  below the minimum required  for  purchase  by the  Portfolio.  Neither  event  will  require  a sale  of  such  security  by the  Portfolio.  However,
Sub-advisor  will consider such event in its  determination  of whether the Portfolio  should continue to hold the security.  To the extent that the ratings given by Moody's Investors Service,  Inc.  ("Moody's") or Standard & Poor's  Corporation  ("S&P") may change as a result of changes in such  organizations  or their rating  systems,  the Portfolio  will attempt to use  comparable  ratings as standards for investments in accordance  with the investment  policies  contained in the prospectus.  The Portfolio may invest up to
20% of its total assets in securities  rated below BBB or Baa,  including bonds in default or those with the lowest rating.  See the
Appendix to this Statement for a more complete  description of the ratings  assigned by ratings  organizations  and their respective characteristics.

         High Yield,  High Risk Securities.  Below investment grade securities  (rated below Baa by Moody's and below BBB by S&P) or unrated  securities of equivalent quality in the Sub-advisor's  judgment,  carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities),  generally  involve greater  volatility of price and risk of principal and income,  and may be less liquid,  than  securities in the higher rating  categories  and are considered  speculative.  The lower the ratings of such debt  securities,  the greater  their risks render them like equity  securities.  For an  additional  discussion  of certain risks involved in investing in lower-rated  debt  securities,  see this Statement and the Trust's  Prospectus under "Certain
Risk Factors and Investment Methods."

         Zero-Coupon  Securities.  The  Portfolio  may invest in  zero-coupon  securities  which pay no cash  income and are sold at substantial  discounts  from their value at  maturity.  For a  discussion  of  zero-coupon  securities  and certain  risks  involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

          Lending of Portfolio  Securities.  For the purpose of realizing additional income, the Portfolio may make secured loans of portfolio  securities  amounting to not more than 33 1/3% of its total assets.  This policy is a  "fundamental  policy."  Securities loans are made to  broker-dealers,  institutional  investors,  or other persons  pursuant to agreements  requiring that the loans be continuously  secured by collateral  at least equal at all times to the value of the  securities  lent,  marked to market on a daily basis.  The  collateral  received will consist of cash or U.S.  government  securities.  While the  securities  are being lent,  the
Portfolio  will continue to receive the  equivalent of the interest or dividends  paid by the issuer on the  securities,  as well as interest on the  investment of the  collateral  or a fee from the  borrower.  The Portfolio has a right to call each loan and obtain the securities on three business  days' notice or, in connection  with  securities  trading on foreign  markets,  within such longer period of time which  coincides  with the normal  settlement  period for  purchases  and sales of such  securities  in such  foreign markets.  The  Portfolio  will not have the  right  to vote  securities  while  they  are  being  lent,  but it will  call a loan in anticipation  of any  important  vote.  The risks in lending  portfolio  securities,  as with other  extensions  of secured  credit, consist of possible  delay in receiving  additional  collateral  or in the recovery of the  securities or possible loss of rights in the collateral should the borrower fail financially.

         Other  Lending/Borrowing.  Subject to approval by the SEC, the  Portfolio  may make loans to, or borrow  funds from,  other mutual funds sponsored or advised by the  Sub-advisor or T. Rowe Price  Associates,  Inc. The Portfolio has no current  intention of engaging in these practices at this time.

         Investment  Policies Which May Be Changed Without  Shareholder  Approval.  The following  limitations are applicable to the
AST T. Rowe Price Global Bond Portfolio.  These  limitations are not  "fundamental"  restrictions and may be changed by the Trustees without shareholder approval.  The Portfolio will not:

         1.       The  Portfolio  will not  change  its  policy to invest  at least 80% of the value of its  assets in fixed  income securities unless it provides 60 days prior written notice to its shareholders.

         2.       Pledge,  mortgage or hypothecate  its assets in excess,  together with permitted  borrowings,  of 1/3 of its total assets;

         3.       Purchase securities on margin, unless, by virtue of its ownership of other securities,  it has the right to obtain securities  equivalent in kind and amount to the securities  sold and, if the right is  conditional,  the sale is made upon the same conditions,  except in connection with arbitrage  transactions  and except that the Portfolio may obtain such short-term  credits as may be necessary for the clearance of purchases and sales of securities;

         4.       Purchase  illiquid  securities  if,  as a  result,  more  than 15% of its net  assets  would be  invested  in such securities;

         5.       Buy options on securities or financial  instruments,  unless the aggregate  premiums paid on all such options held by the Portfolio at any time do not exceed 20% of its net assets;  or sell put options on securities if, as a result,  the aggregate value of the obligations underlying such put options would exceed 50% of the Portfolio's net assets;

         6.       Enter into  futures  contracts  or purchase  options  thereon  which do not  represent  bona fide  hedging  unless immediately  after the purchase,  the value of the aggregate  initial margin with respect to all such futures contracts entered into on behalf of the Portfolio and the premiums paid for such options on futures  contracts does not exceed 5% of the Portfolio's  total assets,  provided  that in the case of an option  that is  in-the-money  at the time of  purchase,  the  in-the-money  amount may be excluded in computing the 5% limit;

         7.       Purchase  warrants if as a result  warrants  taken at the lower of cost or market value would  represent more than
10% of the value of the Portfolio's  total net assets,  except that this restriction does not apply to warrants acquired as a result of the purchase of another security;

         8.       Make  securities  loans if the value of such securities  loaned exceeds 30% of the value of the Portfolio's  total assets at the time any loan is made;  all loans of portfolio  securities  will be fully  collateralized  and marked to market daily.
The  Portfolio  has no current  intention  of making  loans of  portfolio  securities  that would  amount to greater  than 5% of the
Portfolio's total assets; or

         9.       Purchase or sell real estate limited partnership interests.

         10.      Borrow  money in excess of 5% of its  total  assets  (taken at  market  value) or borrow  other  than from  banks;
however,  in the case of reverse  repurchase  agreements,  the Portfolio may invest in such agreements with other than banks subject to total asset coverage of 300% for such agreements and all borrowings;

         11.      Invest more than 20% of its total assets in below investment  grade,  high-risk bonds,  including bonds in default or those with the lowest rating;

         12.      Invest in companies for the purpose of exercising management or control;

         13.      Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act; or

         14.      Effect short sales of securities.

         In addition to the restrictions  described above, some foreign countries limit, or prohibit,  all direct foreign investment in the securities of their  companies.  However,  the governments of some countries have  authorized the  organization of investment funds to permit  indirect  foreign  investment  in such  securities.  For tax purposes  these funds may be known as Passive  Foreign
Investment  Companies.  The Portfolio is subject to certain  percentage  limitations  under the 1940 Act relating to the purchase of securities of  investment  companies,  and may be subject to the  limitation  that no more than 10% of the value of the  Portfolio's total assets may be invested in such securities.

         Restrictions  with respect to repurchase  agreements  shall be construed to be for repurchase  agreements  entered into for the investment of available cash  consistent  with the  Portfolio's  repurchase  agreement  procedures,  not repurchase  commitments entered into for general investment purposes.

         If a percentage  restriction  on investment  or  utilization  of assets as set forth under  "Investment  Restrictions"  and
"Investment  Policies"  above is adhered to at the time an investment is made, a later change in percentage  resulting  from changes in the value or the total cost of Portfolio's assets will not be considered a violation of the restriction.

AST Federated High Yield Portfolio:

Investment  Objective:  The  investment  objective  of the  Portfolio is to seek high  current  income by  investing  primarily in a diversified  portfolio  of fixed  income  securities.  The fixed  income  securities  in which the  Portfolio  intends to invest are lower-rated corporate debt obligations.

Investment Policies:

         Corporate Debt Securities.  The Portfolio  invests  primarily in corporate debt securities.  The corporate debt obligations in which the Portfolio  intends to invest are expected to be  lower-rated.  For a discussion of the special  risks  associated  with lower-rated  securities,  see the Trust's  Prospectus  and this  Statement  under  "Certain  Risk Factors and  Investment  Methods."
Corporate debt obligations in which the Portfolio  invests may bear fixed,  floating,  floating and contingent,  or increasing rates of interest.  They may involve equity features such as conversion or exchange  rights,  warrants for the acquisition of common stock of the same or a different issuer,  participations  based on revenues,  sales or profits,  or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

         U.S. Government  Obligations.  The types of U.S. government  obligations in which the Portfolio may invest include, but are not limited to, direct  obligations of the U.S. Treasury (such as U.S. Treasury bills,  notes, and bonds) and obligations  issued or guaranteed  by U.S.  government  agencies or  instrumentalities  (such as the Federal  Home Loan Banks,  Federal  National  Mortgage
Association,  Government National Mortgage Association,  Federal Farm Credit Banks,  Tennessee Valley Authority,  Export-Import Bank
of the United States,  Commodity Credit Corporation,  Federal Financing Bank, Student Loan Marketing Association,  Federal Home Loan
Mortgage  Corporation,  or National Credit Union  Administration).  These  securities may be backed by: the full faith and credit of the U.S.  Treasury;  the issuer's right to borrow from the U.S.  Treasury;  the  discretionary  authority of the U.S.  government to purchase  certain  obligations  of  agencies  or  instrumentalities;  or the credit of the  agency or  instrumentality  issuing  the obligations.  For an additional  discussion of the types of U.S.  government  obligations in which the Portfolio may invest, see the
Trust's Prospectus under "Investment Objectives and Policies."

         Time and Savings  Deposits and Bankers'  Acceptances.  The  Portfolio may enter into time and savings  deposits  (including certificates of deposit) and may purchase bankers'  acceptances.  The Portfolio may enter into time and savings deposits  (including certificates  of deposit) in commercial  or savings  banks whose  deposits are insured by the Bank  Insurance  Fund ("BIF"),  or the
Savings  Association  Insurance  Fund  ("SAIF"),  including  certificates  of deposit  issued by and other time  deposits in foreign branches of BIF-insured  banks.  The Portfolio may also purchase  bankers'  acceptances  issued by a BIF-insured  bank, or issued by the  bank's  Edge Act  subsidiary  and  guaranteed  by the  bank,  with  remaining  maturities  of nine  months  or less.  The total acceptances of any bank held by the Portfolio  cannot exceed 0.25 of 1% of such bank's total  deposits  according to the bank's last published statement of condition preceding the date of acceptance;  and general obligations of any state,  territory,  or possession of the United States,  or their  political  subdivisions,  so long as they are either (1) rated in one of the four highest grades by nationally  recognized  statistical  rating  organizations or (2) issued by a public housing agency and backed by the full faith and credit of the United States.

         When-Issued  and Delayed  Delivery  Transactions.  The Portfolio may purchase  fixed-income  securities on a when-issued or delayed  delivery  basis.  The  Portfolio  may engage in  when-issued  and  delayed  delivery  transactions  only for the purpose of acquiring portfolio  securities  consistent with the Portfolio's  investment  objective and policies,  not for investment  leverage.
These  transactions are arrangements in which the Portfolio  purchases  securities with payment and delivery  scheduled for a future time.  Settlement  dates may be a month or more after  entering into these  transactions,  and the market  values of the  securities purchased may vary from the purchase prices.  These  transactions are made to secure what is considered to be an advantageous  price and yield for the Portfolio.

         No fees or other expenses,  other than normal  transaction  costs,  are incurred.  However,  liquid assets of the Portfolio sufficient to make payment for the  securities to be purchased are  segregated  at the trade date.  These  securities  are marked to market daily and will maintain  until the  transaction  is settled.  For an  additional  discussion of  when-issued  securities  and certain risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

         Lending  Portfolio  Securities.  In order to  generate  additional  income,  the  Portfolio  may  lend  its  securities  to brokers/dealers,  banks,  or other  institutional  borrowers  of  securities.  The  collateral  received  when the  Portfolio  lends portfolio  securities  must be valued  daily and,  should the market value of the loaned  securities  increase,  the  borrower  must furnish additional  collateral to the Portfolio.  During the time portfolio  securities are on loan, the borrower pays the Portfolio any  dividends  or  interest  paid on such  securities.  Loans are  subject to  termination  at the option of the  Portfolio  or the borrower.  The Portfolio may pay reasonable  administrative  and custodial  fees in connection  with a loan and may pay a negotiated portion of the interest earned on the cash or cash equivalent  collateral to the borrower or placing broker.  The Portfolio does not have the right to vote  securities  on loan,  but would  terminate  the loan and  regain  the right to vote if that were  considered important with respect to the investment.

         Reverse  Repurchase  Agreements.  The Portfolio may also enter into reverse repurchase  agreements.  When effecting reverse repurchase  agreements,  liquid assets of the  Portfolio,  in a dollar amount  sufficient to make payment for the  obligations to be purchased,  are segregated at the trade date.  These  securities are marked to market daily and are maintained until the transaction is settled.  During the period any  reverse  repurchase  agreements  are  outstanding,  but only to the extent  necessary  to ensure completion of the reverse repurchase  agreements,  the Portfolio will restrict the purchase of portfolio instruments to money market instruments  maturing  on or  before  the  expiration  date of the  reverse  repurchase  agreements.  For a  discussion  of  reverse repurchase  agreements and certain risks involved  therein,  see the Trust's  Prospectus  under "Certain Risk Factors and Investment
Methods."

         Derivative  Instruments and Swaps.  The Portfolio may invest in certain types of derivative  contracts.  Depending upon how the Portfolio uses derivative  contracts and the relationships  between the market value of a derivative contract and the underlying asset,  derivative  contracts  may increase or decrease the  Portfolio's  exposure to interest  rate risks,  and may also expose the
Portfolio  to  liquidity.  The type of  derivative  contract  that the  Portfolio  may in invest  in are  known as swaps.  Swaps are contracts  in which two  parties  agree to pay each  other  (swap)  the  returns  derived  from  underlying  assets  with  differing characteristics.  Most swaps do not involve the delivery of the  underlying  assets by either  party,  and the parties might not own the assets  underlying  the swap.  The  payments  are usually made on a net basis so that,  on any given day,  the  Portfolio  would receive (or pay) only the amount by which its payment  under the contract is less than (or exceeds) the amount of the other  party's payment.  Swap agreements are  sophisticated  instruments  that can take many different  forms,  and are known by a variety of names including caps,  floors,  and collars.  Common swap  agreements that the Portfolio may use include total return swaps.  Total return swaps are  contracts in which one party agrees to make payments of the total return from the  underlying  asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.

         Portfolio  Turnover.  The Portfolio may experience  greater  portfolio  turnover than would be expected with a portfolio of higher-rated  securities.  For an additional  discussion of portfolio turnover,  see this Statement and the Trust's Prospectus under
"Portfolio Turnover."

         Adverse  Legislation.  In 1989,  legislation was enacted that required  federally  insured savings and loan associations to divest their holdings of lower-rated  bonds by 1994. This  legislation  also created the Resolution  Trust  Corporation (the "RTC"), which disposed of a substantial  portion of lower-rated  bonds held by failed  savings and loan  associations.  The reduction of the number of institutions  empowered to purchase and hold  lower-rated  bonds,  and the divestiture of bonds by these  institutions and the RTC,  have had an adverse  impact on the overall  liquidity  of the market for such bonds.  Federal and state  legislatures  and regulators have and may continue to propose new laws and regulations  designed to limit the number or type of institutions  that may purchase  lower-rated bonds,  reduce the tax benefits to issuers of such bonds, or otherwise  adversely impact the liquidity of such bonds.  The Portfolio  cannot predict the likelihood that any of these proposals will be adopted,  or their potential  impact on the liquidity of lower-rated bonds.

         Foreign  Securities.  The  Portfolio  may invest up to 5% of its total assets in foreign  securities  that are not publicly traded in the United States.  For a discussion of certain risks involved with investing in foreign  securities,  including  currency risks, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Investment  Policies Which May Be Changed Without  Shareholder  Approval.  The following  limitations are applicable to the
AST Federated High Yield Portfolio.  The limitations are not  "fundamental"  restrictions and may be changed by the Trustees without shareholder approval.

         1.       The  Portfolio  will not change its  policy to invest at least 80% of the value of its assets in  corporate  fixed income  securities  that are BBB and below in Standard & Poor's rating or Baa and below in Moody's rating unless it provides 60 days prior written notice to its shareholders.

         2.       The  Portfolio  will not invest  more than 15% of the value of its net assets in  securities  that are not readily marketable;

         3.       The Portfolio will not purchase the  securities of any issuer (other than the U.S.  government,  its agencies,  or instrumentalities or instruments secured by securities of such issuers,  such as repurchase  agreements) if as a result more than 5%
of the value of its total assets would be invested in the securities of such issuer.  For these  purposes,  the Portfolio  takes all common stock and all preferred  stock of an issuer each as a single class,  regardless of priorities,  series  designations or other differences.

AST Lord Abbett Bond-Debenture Portfolio:

Investment  Objective:  The  investment  objective of the Portfolio is to seek high current income and the  opportunity  for capital appreciation to produce a high total return.

Investment Policies:

         Convertible  Securities.   The  Portfolio  may  invest  in  convertible  bonds  and  convertible  preferred  stocks.  These investments  tend to be more  volatile  than debt  securities  but tend to be less  volatile  and  produce  more  income  than their underlying common stocks.

         Investment  Policies Which May Be Changed Without  Shareholder  Approval.  The following  limitations are applicable to the
AST Lord Abbett Bond-Debenture  Portfolio.  These limitations are not "fundamental"  restrictions and may be changed by the Trustees without shareholder approval.  The Portfolio will not:

         1.       Change its policy to invest at least 80% of the value of its assets in fixed income  securities unless it provides
60 days prior written notice to its shareholders.

         2.       Pledge its assets  (other than to secure  borrowings,  or to the extent  permitted by the  Portfolio's  investment policies);

         3.       Make short sales of securities;

         4.       Invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities;

         5.       Invest in the securities of other investment companies except in compliance with the 1940 Act;

         6.       Invest in real estate  limited  partnership  interests  or  interests  in oil,  gas or other  mineral  leases,  or exploration or other  development  programs,  except that the Portfolio may invest in securities  issued by companies that engage in oil, gas or other mineral exploration or other development activities;

         7.       Write, purchase or sell puts, calls,  straddles,  spreads or combinations thereof,  except to the extent permitted in this Statement and the Trust's Prospectus, as they may be amended from time to time;

         8.       Invest more than 10% of the market value of its gross assets at the time of  investment  in debt  securities  that are in default as to interest or principal.

AST DeAM Bond Portfolio:

Investment Objective:      The  investment  objective  of the  Portfolio  is to seek a high  level of  income,  consistent  with the preservation of capital.  The Portfolio invests for current income, not capital appreciation.

Investment Policies:

         Private  Activity  and  Industrial  Development  Bonds.  The  Portfolio  may  invest in  private  activity  and  industrial development  bonds,  which are obligations  issued by or on behalf of public authorities to raise money to finance various privately owned or operated  facilities for business and manufacturing,  housing,  sports and pollution control.  These bonds are also used to finance public facilities such as airports,  mass transit systems,  ports, parking or sewage or solid waste disposal facilities,  as well as certain  other  facilities  or projects.  The payment of the  principal  and  interest on such bonds is generally  dependent solely on the  ability of the  facility's  user to meet its  financial  obligations  and the pledge,  if any,  of real and  personal property so financed as security for such payment.

         Put Bonds..  The Portfolio may invest in "put" bonds, which are tax exempt securities  (including  securities with variable interest  rates)  that may be sold back to the issuer of the  security  at face  value at the  option of the  holder  prior to their stated  maturity.  The  Sub-advisor  intends to purchase  only those "put" bonds for which the put option is an integral part of the security as originally  issued.  The option to "put" the bond back to the issuer prior to the stated final  maturity can cushion the price  decline of the bond in a rising  interest  rate  environment.  However,  the premium  paid, if any, for an option to put will have the effect of reducing the yield otherwise  payable on the underlying  security.  For the purpose of determining the "maturity"
of securities  purchased  subject to an option to put, and for the purpose of determining  the dollar weighted  average  maturity of the  Portfolio,  the Portfolio  will consider  "maturity" to be the first date on which it has the right to demand  payment from the issuer of the put although the final maturity of the security is later than such date.

         U.S.  Government  Securities.  The  Portfolio  may invest in  obligations  issued or  guaranteed  as to both  principal and interest by the U.S. Government,  its agencies,  instrumentalities or sponsored  enterprises ("U.S.  Government  securities").  Some
U.S. Government  securities,  such as U.S. Treasury bills, notes and bonds, are supported by the full faith and credit of the United
States.  Others, such as obligations issued or guaranteed by U.S. Government agencies or  instrumentalities  are supported either by
(i) the full faith and credit of the U.S.  Government (such as securities of the Small Business  Administration),  (ii) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Banks),  (iii) the discretionary  authority of the U.S. Government to purchase the agency's  obligations (such as securities of the Federal National Mortgage  Association),  or
(iv) only the credit of the issuer.  No  assurance  can be given that the U.S.  Government  will provide  financial  support to U.S.
Government agencies or instrumentalities in the future.

         The Portfolio may also invest in separately  traded  principal and interest  components of securities  guaranteed or issued by the U.S.  Government or its agencies,  instrumentalities  or sponsored  enterprises if such  components are traded  independently under the Separate Trading of Registered  Interest and Principal of Securities  program  ("STRIPS") or any similar program sponsored by the U.S.  Government.  STRIPS are sold as zero coupon  securities.  The Portfolio may also invest in Treasury  Receipts  ("TRs"),
Treasury  Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury  Securities  ("CATS"),  all of which are sold as zero coupon  securities.  Additional  information  about Zero  Coupon  Securities  and their risks is included in this  Statement under "Certain Risk Factors and Investment Methods."

         Variable and Floating Rate  Instruments.  The Portfolio  may invest in variable or floating rate  instruments  and variable rate demand  instruments,  including  variable  amount master demand  notes.  These  instruments  will normally  involve  industrial development  or revenue  bonds that provide  that the rate of interest is set as a specific  percentage  of a  designated  base rate
(such as the prime rate) at a major commercial bank. In addition,  the interest rate on these securities may be reset daily,  weekly or on some other reset period and may have a floor or ceiling on interest rate changes.  A portfolio  holding such an instrument can demand  payment of the  obligation at all times or at  stipulated  dates on short notice (not to exceed 30 days) at par plus accrued interest.

         Debt  instruments  purchased  by the  Portfolio  may be  structured  to have  variable or floating  interest  rates.  These instruments  may include  variable  amount  master  demand notes that permit the  indebtedness  to vary in addition to providing for periodic  adjustments in the interest rates. The Sub-advisor will consider the earning power,  cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature,  will continuously  monitor their  financial  ability to meet  payment on demand.  Where  necessary  to ensure that a variable or floating  rate  instrument  is equivalent to the quality  standards  applicable to the Portfolio's  fixed income  investments,  the issuer's  obligation to pay the principal of the instrument will be backed by an unconditional  bank letter or line of credit,  guarantee or commitment to lend. Any bank providing  such a bank letter,  line of credit,  guarantee or loan  commitment  will meet the  Portfolio's  investment  quality standards  relating to investments in bank  obligations.  The Sub-advisor will also  continuously  monitor the  creditworthiness  of issuers of such instruments to determine whether the Portfolio should continue to hold the investments.

         The absence of an active  secondary  market for certain variable and floating rate notes could make it difficult to dispose of the  instruments,  and the Portfolio  could suffer a loss if the issuer  defaults or during periods in which the Portfolio is not entitled to exercise its demand rights.

         Variable and floating rate instruments  held by the Portfolio will be subject to the Portfolio's  limitation on investments in illiquid  securities when a reliable  trading market for the instruments  does not exist and the Portfolio may not demand payment of the principal amount of such instruments within seven days.

         Yields and Ratings.  The yields on certain  obligations,  including the money market instruments in which the Portfolio may invest (such as  commercial  paper and bank  obligations),  are  dependent on a variety of factors,  including  general money market conditions,  conditions  in the  particular  market for the  obligation,  the  financial  condition  of the issuer,  the size of the offering,  the  maturity  of the  obligation  and the  ratings of the  issue.  The  ratings of  Standard  and Poor's  Ratings  Group
("Standard & Poor's"),  Moody's  Investor  Service,  Inc.  ("Moody's") and other  recognized  rating  organizations  represent their respective  opinions  as to the  quality of the  obligations  they  undertake  to rate.  Ratings,  however,  are general and are not absolute  standards  of quality or value.  Consequently,  obligations  with the same rating,  maturity  and  interest  rate may have different  market  prices.  See Appendix B to this  Statement of  Additional  Information  for a more  complete  description  of the ratings assigned by ratings organizations and their respective characteristics.

         Subsequent  to its purchase by the  Portfolio,  a rated  security may cease to be rated or its rating may be reduced  below the  minimum  rating  required  for  purchase  by the  Portfolio.  Should the rating of a  portfolio  security  be  downgraded,  the
Sub-advisor will determine whether it is in the best interest of the Portfolio to retain or dispose of such security.

         Convertible  and Preferred  Securities.  Subject to its  investment  objectives  and policies,  the Portfolio may invest in convertible  securities,  which are ordinarily  preferred stock or long-term debt  obligations of an issuer  convertible at a stated
exchange  rate into common  stock of the issuer.  The market  value of  convertible  securities  tends to decline as interest  rates increase and, conversely,  to increase as interest rates decline.  Convertible securities generally offer lower interest or dividend yields than  non-convertible  securities  of similar  quality.  However,  when the market  price of the common  stock  underlying  a convertible  security  exceeds  the  conversion  price,  the price of the  convertible  security  tends to reflect  the value of the underlying  common stock.  As the market price of the underlying  common stock  declines,  the  convertible  security tends to trade increasingly  on a yield  basis,  and thus may not  depreciate  to the same  extent  as the  underlying  common  stock.  Convertible securities  generally  rank senior to common stocks in an issuer's  capital  structure and are  consequently  of higher  quality and entail less risk than the issuer's  common stock.  However,  the extent to which such risk is reduced  depends in large measure upon the degree to which the convertible  security sells above its value as a fixed income  security.  The convertible debt securities in which each  Portfolio may invest are subject to the same rating  criteria and downgrade  policy as the  Portfolio's  investments  in fixed income securities.

         The  Portfolio,  subject  to its  investment  objectives,  may  purchase  preferred  stock.  Preferred  stocks  are  equity securities,  but possess certain  attributes of debt securities and are generally  considered  fixed income  securities.  Holders of preferred  stocks  normally  have the right to receive  dividends  at a fixed rate when and as  declared  by the  issuer's  board of directors,  but do not  participate  in other  amounts  available  for  distribution  by the issuing  corporation.  Dividends on the preferred stock may be cumulative,  and in such cases all cumulative  dividends  usually must be paid prior to dividend  payments to common stockholders.  Because of this preference,  preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred  stocks are entitled to a specified  liquidation  preference,  which is generally the same as the par or stated value, and are senior in right of payment to common stocks.  However,  preferred  stocks are equity  securities in that they do not represent a liability of the issuer and therefore do not offer as great a degree of  protection  of capital or assurance of continued  income as investments  in  corporate  debt  securities.  In  addition,  preferred  stocks  are  subordinated  in right of  payment to all debt obligations and creditors of the issuer,  and convertible  preferred stocks may be subordinated to other preferred stock of the same issuer.

         Municipal  Securities.  To a limited  extent,  the  Portfolio  may invest in  municipal  securities.  Municipal  securities consist of bonds,  notes and other  instruments  issued by or on behalf of states,  territories and possessions of the United States
(including  the District of Columbia) and their  political  subdivisions,  agencies or  instrumentalities,  the interest on which is exempt from  regular  federal  income tax (i.e.,  excluded  from gross income for federal  income tax  purposes but not  necessarily exempt from the  federal  alternative  minimum  tax or from state and local  taxes).  Municipal  securities  may also be issued on a taxable basis (i.e., the interest on such securities is not exempt from regular federal income tax).

         Municipal  securities are often issued to obtain funds for various public  purposes,  including the  construction of a wide range of public facilities such as bridges,  highways,  housing,  hospitals,  mass  transportation,  schools,  streets and water and sewer  works.  Other public  purposes for which  municipal  securities  may be issued  include  refunding  outstanding  obligations, obtaining funds for general operating expenses,  and obtaining funds to lend to other public institutions and facilities.  Municipal securities also include "private  activity" or industrial  development bonds, which are issued by or on behalf of public authorities to provide  financing aid to acquire sites or construct or equip  facilities  within a municipality  for privately or publicly owned corporations.

         The two principal  classifications of municipal  securities are "general  obligations" and "revenue  obligations."  General obligations are secured by the issuer's  pledge of its full faith and credit for the payment of principal and interest  although the characteristics  and enforcement of general  obligations may vary according to the law applicable to the particular issuer.  Revenue obligations,  which include, but are not limited to, private activity bonds, resource recovery bonds,  certificates of participation and  certain  municipal  notes,  are not backed by the credit and taxing  authority  of the issuer and are  payable  solely from the revenues  derived from a particular  facility or class of  facilities  or, in some cases,  from the proceeds of a special  excise or other specific revenue source.  Nevertheless,  the obligations of the issuer may also be backed by a letter of credit,  guarantee or insurance.  General  obligations and revenue  obligations may be issued in a variety of forms,  including  commercial paper,  fixed, variable and floating rate securities, tender option bonds, auction rate bonds and capital appreciation bonds.

         In addition to general  obligations  and revenue  obligations,  there is a variety of hybrid and special types of municipal securities.  There are also numerous  differences  in the credit backing of municipal  securities  both within and between these two principal classifications.

         For the purpose of applying  the  Portfolio's  investment  restrictions,  the  identification  of the issuer of a municipal security which is not a general obligation is made by the Sub-advisor based on the  characteristics of the municipal  security,  the most important of which is the source of funds for the payment of principal and interest on such securities.

         An entire issue of municipal  securities may be purchased by one or a small number of  institutional  investors such as the
Portfolio.  Thus,  the issue may not be said to be publicly  offered.  Unlike  some  securities  that are not  publicly  offered,  a secondary market exists for many municipal  securities that were not publicly  offered  initially and such securities can be readily marketable.

         The  obligations  of an issuer to pay the principal of and interest on a municipal  security are subject to the  provisions of bankruptcy,  insolvency and other laws affecting the rights and remedies of creditors,  such as the Federal  Bankruptcy  Act, and laws,  if any,  that may be enacted by Congress or state  legislatures  extending  the time for payment of  principal or interest or imposing other constraints upon the enforcement of such  obligations.  There is also the possibility that, as a result of litigation or other  conditions,  the power or ability of the issuer to pay when due  principal  of or interest on a municipal  security may be materially affected.

         Municipal Leases,  Certificates of Participation and Other Participation  Interests.  A municipal lease is an obligation in the form of a lease or  installment  purchase  contract  which is issued by a state or local  government  to acquire  equipment  and facilities.  Income from such  obligations  is  generally  exempt  from state and local  taxes in the state of issuance  (as well as regular Federal income tax).  Municipal leases frequently  involve special risks not normally  associated with general obligation or revenue bonds.  Leases and installment  purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental  issuer) have evolved as a means for  governmental  issuers to acquire property and equipment without meeting the  constitutional  and statutory  requirements for the issuance of debt. The debt issuance  limitations are deemed to be  inapplicable  because  of the  inclusion  in many  leases or  contracts  of  "non-appropriation"  clauses  that  relieve  the governmental  issuer of any obligation to make future  payments under the lease or contract  unless money is  appropriated  for such purpose by the  appropriate  legislative  body on a yearly or other  periodic  basis.  Thus, a  Portfolio's  investment in municipal leases will be subject to the special risk that the governmental issuer may not appropriate funds for lease payments.

         In addition,  such leases or  contracts  may be subject to the  temporary  abatement of payments in the event the issuer is prevented from  maintaining  occupancy of the leased  premises or utilizing the leased  equipment.  Although the  obligations may be secured by the leased  equipment or  facilities,  the  disposition of the property in the event of  nonappropriation  or foreclosure might prove  difficult,  time  consuming  and costly,  and result in an  unsatisfactory  or delayed  recoupment  of the  Portfolio's original investment.

         Certificates of participation  represent undivided interests in municipal leases,  installment  purchase contracts or other instruments.  The  certificates  are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase contracts.

         Certain  municipal  lease  obligations  and  certificates  of  participation  may be deemed illiquid for the purpose of the
Portfolio's  limitations on investments in illiquid securities.  Other municipal lease obligations and certificates of participation acquired by the  Portfolio  may be  determined  by the  Sub-advisor  to be liquid  securities  for the  purpose of such  Portfolio's limitation on investments in illiquid  securities.  In determining the liquidity of municipal lease  obligations and certificates of participation,  the  Sub-advisor  will  consider a variety  of  factors  including:  (1) the  willingness  of dealers to bid for the security;  (2) the number of dealers  willing to purchase or sell the obligation and the number of other potential  buyers;  (3) the frequency of trades or quotes for the obligation;  and (4) the nature of the marketplace  trades. In addition,  the Sub-advisor will consider factors unique to particular  lease  obligations and certificates of  participation  affecting the  marketability  thereof.
These include the general  creditworthiness  of the issuer,  the  importance to the issuer of the property  covered by the lease and the  likelihood  that the  marketability  of the  obligation  will be maintained  throughout  the time the obligation is held by the
Portfolio. The Portfolio may not invest more than 5% of its net assets in municipal leases.

         The  Portfolio  may  purchase  participations  in  municipal  securities  held  by a  commercial  bank or  other  financial institution.  Such  participations  provide a fund with the  right to a pro rata  undivided  interest  in the  underlying  municipal securities.  In addition,  such  participations  generally  provide a fund with the right to demand payment,  on not more than seven days notice,  of all or any part of the  Portfolio's  participation  interest in the  underlying  municipal  security,  plus accrued interest.

         Municipal  Notes.  Municipal  securities in the form of notes  generally are used to provide for short-term  capital needs, in anticipation  of an issuer's  receipt of other revenues or financing,  and typically have  maturities of up to three years.  Such instruments may include Tax Anticipation Notes,  Revenue  Anticipation Notes, Bond Anticipation Notes, Tax and Revenue  Anticipation
Notes and  Construction  Loan  Notes.  Tax  Anticipation  Notes are issued to finance  the  working  capital  needs of  governments.
Generally,  they are issued in anticipation of various tax revenues,  such as income, sales,  property,  use and business taxes, and are payable from these  specific  future taxes.  Revenue  Anticipation  Notes are issued in expectation of receipt of other kinds of revenue,  such as federal revenues  available under federal revenue sharing programs.  Bond Anticipation Notes are issued to provide interim  financing until long-term bond financing can be arranged.  In most cases, the long-term bonds then provide the funds needed for repayment of the notes.  Tax and Revenue  Anticipation  Notes  combine the funding  sources of both Tax  Anticipation  Notes and
Revenue  Anticipation  Notes.  Construction  Loan Notes are sold to  provide  construction  financing.  These  notes are  secured by mortgage  notes insured by the Federal  Housing  Authority;  however,  the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default.  The  obligations of an issuer of municipal notes are generally  secured by the anticipated  revenues from taxes,  grants or bond financing.  An investment in such instruments,  however,  presents  a risk  that  the  anticipated  revenues  will  not be  received  or that  such  revenues  will be insufficient to satisfy the issuer's payment obligations under the notes or that refinancing will be otherwise unavailable.

         Tax-Exempt Commercial Paper. Issues of tax-exempt commercial paper typically represent  short-term,  unsecured,  negotiable promissory  notes.  These  obligations are issued by state and local governments and their agencies to finance working capital needs of  municipalities  or to provide  interim  construction  financing  and are paid from  general  revenues of  municipalities  or are refinanced with long-term  debt. In most cases,  tax-exempt  commercial  paper is backed by letters of credit,  lending  agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

         Pre-Refunded  Municipal  Securities.  The principal of and interest on municipal securities that have been pre-refunded are no longer paid from the original  revenue source for the securities.  Instead,  after  pre-refunding  the source of such payments of the  principal of and interest on these  securities  are typically  paid from an escrow fund  consisting  of  obligations  issued or guaranteed  by the U.S.  Government.  The assets in the escrow fund are derived from the  proceeds of refunding  bonds issued by the same issuer as the  pre-refunded  municipal  securities.  Issuers of municipal  securities use this advance  refunding  technique to obtain more favorable  terms with respect to securities  that are not yet subject to call or redemption by the issuer.  For example, advance  refunding  enables an issuer to refinance debt at lower market  interest  rates,  restructure  debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded  municipal securities.  However, except for a change in the  revenue  source  from which  principal  and  interest  payments  are made,  the  pre-refunded  municipal securities  remain  outstanding  on their  original  terms until they mature or are redeemed by the issuer.  Pre-refunded  municipal securities are usually purchased at a price which represents a premium over their face value.

         Tender Option Bonds.  A tender option bond is a municipal  security  (generally  held pursuant to a custodial  arrangement)
having a relatively long maturity and bearing interest at a fixed rate substantially  higher than prevailing  short-term  tax-exempt rates.  The bond is typically  issued in conjunction  with the agreement of a third party,  such as a bank,  broker-dealer  or other financial institution,  pursuant to which such institution grants the security holders the option, at periodic intervals,  to tender their securities to the institution and receive the face value thereof.

         As  consideration  for  providing the option,  the financial  institution  receives  periodic fees equal to the  difference between the bond's fixed coupon rate and the rate, as determined by a remarketing  or similar agent at or near the  commencement  of such period,  that would cause the securities,  coupled with the tender option,  to trade at par on the date of such  determination.
Thus,  after payment of this fee, the security holder  effectively  holds a demand  obligation that bears interest at the prevailing short-term tax-exempt rate.

         However,  an institution  will not be obligated to accept tendered bonds in the event of certain  defaults or a significant downgrade  in the credit  rating  assigned to the issuer of the bond.  The  liquidity  of a tender  option bond is a function of the credit  quality of both the bond issuer and the  financial  institution  providing  liquidity.  Tender option bonds are deemed to be liquid unless,  in the opinion of the  Sub-advisor,  the credit quality of the bond issuer and the financial  institution is deemed, in light of the Portfolio's credit quality requirements, to be inadequate.

         Auction Rate Securities.  Auction rate securities  consist of auction rate municipal  securities and auction rate preferred securities  issued by closed-end  investment  companies  that invest  primarily in municipal  securities.  Provided that the auction mechanism is  successful,  auction rate  securities  usually  permit the holder to sell the securities in an auction at par value at specified  intervals.  The dividend is reset by "Dutch" auction in which bids are made by broker-dealers  and other institutions for a certain  amount of  securities  at a specified  minimum  yield.  The  dividend  rate set by the auction is the lowest  interest or dividend rate that covers all securities  offered for sale.  While this process is designed to permit auction rate  securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities.

         Dividends  on auction  rate  preferred  securities  issued by a closed-end  fund may be  designated  as exempt from federal income tax to the extent they are  attributable to tax-exempt  interest income earned by the fund on the securities in its portfolio and  distributed to holders of the preferred  securities,  provided that the preferred  securities are treated as equity  securities for federal  income tax purposes and the  closed-end  fund complies  with certain  requirements  under the Internal  Revenue Code of
1986, as amended (the "Code").

         The  Portfolio's  investments  in auction rate  preferred  securities of  closed-end  funds are subject to  limitations  on investments in other U.S.  registered  investment  companies,  which  limitations are prescribed by the 1940 Act. These  limitations include  prohibitions  against acquiring more than 3% of the voting securities of any other such investment  company,  and investing more  than 5% of the  Portfolio's  assets  in  securities  of any one such  investment  company  or more  than 10% of its  assets in securities of all such investment  companies.  A Portfolio will indirectly bear its proportionate  share of any management fees paid by such closed-end funds in addition to the advisory fee payable directly by the Portfolio.

         Mortgage-Backed  and  Asset-Backed  Securities.  The Portfolio may invest in  mortgage-backed  securities,  which represent direct or indirect  participations  in, or are  collateralized  by and payable from,  mortgage loans secured by real  property,  and asset-backed  securities,  which  represent  participations  in, or are secured by and payable  from,  assets such as motor  vehicle installment  sales,  installment  loan  contracts,  leases of various  types of real and  personal  property  and  receivables  from revolving credit (credit card) agreements and other categories of receivables.

         The  Portfolio  may  invest  in  mortgage-backed   securities  issued  or  guaranteed  by  U.S.   Government   agencies  or
instrumentalities  such as the  Government  National  Mortgage  Association  ("GNMA"),  the Federal  National  Mortgage  Association
("FNMA") and the Federal Home Loan Mortgage  Corporation  ("FHLMC").  Obligations of GNMA are backed by the full faith and credit of the U.S.  Government.  Obligations  of FNMA and FHLMC are not  backed by the full faith and  credit of the U.S.  Government  but are considered  to be of high quality since they are  considered  to be  instrumentalities  of the United  States.  The market value and yield of these  mortgage-backed  securities can vary due to market interest rate  fluctuations  and early  prepayments of underlying mortgages.  These securities  represent ownership in a pool of Federally insured mortgage loans with a maximum maturity of 30 years.
The scheduled  monthly  interest and  principal  payments  relating to mortgages in the pool will be "passed  through" to investors.
Government  mortgage-backed  securities  differ from  conventional  bonds in that principal is paid back to the certificate  holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest.

         The Portfolio  may invest in  mortgage-backed  securities  issued by  non-governmental  entities  including  collateralized mortgage  obligations  ("CMOs") and real estate mortgage  investment  conduits  ("REMICs").  CMOs are securities  collateralized  by mortgages,  mortgage  pass-throughs,  mortgage  pay-through  bonds (bonds  representing an interest in a pool of mortgages where the cash flow  generated  from the  mortgage  collateral  pool is dedicated  to bond  repayment),  and  mortgage-backed  bonds  (general obligations of the issuers payable out of the issuers'  general funds and  additionally  secured by a first lien on a pool of single family  detached  properties).  Many CMOs are issued  with a number of classes or series  which have  different  maturities  and are retired in sequence.  Investors  purchasing such CMOs in the shortest maturities receive or are credited with their pro rata portion of the unscheduled  prepayments of principal up to a predetermined  portion of the total CMO obligation.  Until that portion of such
CMO obligation is repaid,  investors in the longer maturities  receive interest only.  Accordingly,  the CMOs in the longer maturity series are less  likely than other  mortgage  pass-throughs  to be prepaid  prior to their  stated  maturity.  Although  some of the mortgages  underlying  CMOs may be supported by various  types of  insurance,  and some CMOs may be backed by GNMA  certificates  or other mortgage  pass-throughs  issued or guaranteed by U.S.  Government agencies or  instrumentalities,  the CMOs themselves are not generally guaranteed.

         REMICs are  private  entities  formed for the purpose of holding a fixed pool of  mortgages  secured by an interest in real property.  REMICs  are  similar  to CMOs in that they issue  multiple  classes of  securities,  including  "regular"  interests  and
"residual"  interests.  The Portfolios do not intend to acquire  residual  interests in REMICs under current tax law, due to certain disadvantages  for  regulated  investment  companies  that  acquire  such  interests.  Mortgage-backed  securities  are  subject  to unscheduled  principal payments  representing  prepayments on the underlying  mortgages.  Although these securities may offer yields higher than those  available  from other types of securities,  mortgage-backed  securities may be less effective than other types of securities as a means of "locking in" attractive  long-term  rates because of the prepayment  feature.  For instance,  when interest rates  decline,  the value of these  securities  likely will not rise as much as comparable  debt  securities  due to the prepayment feature.  In addition,  these prepayments can cause the price of a  mortgage-backed  security  originally  purchased at a premium to decline in price to its par value, which may result in a loss.

         Due to  prepayments  of the  underlying  mortgage  instruments,  mortgage-backed  securities  do not  have a  known  actual maturity.  In the absence of a known  maturity,  market  participants  generally  refer to an estimated  average  life.  The Adviser believes  that  the  estimated  average  life is the  most  appropriate  measure  of the  maturity  of a  mortgage-backed  security.
Accordingly,  in order to  determine  whether  such  security  is a  permissible  investment,  it will be deemed to have a remaining maturity  of three  years or less if the  average  life,  as  estimated  by the  Sub-advisor,  is three years or less at the time of purchase  of the  security  by the  Portfolio.  An average  life  estimate  is a function  of an  assumption  regarding  anticipated prepayment  patterns.  The assumption is based upon current interest rates,  current  conditions in the relevant housing markets and other factors.  The assumption is necessarily  objective,  and thus different market  participants  could produce somewhat different average life  estimates with regard to the same security.  Although the  Sub-Advisor  will monitor the average life of the portfolio securities of the Portfolio with a portfolio  maturity policy and make needed  adjustments to comply with the Portfolio's  policy as to average  dollar  weighted  portfolio  maturity,  there can be no  assurance  that the average  life of  portfolio  securities  as estimated by the Sub-adviser will be the actual average life of such securities.

         The Portfolio may at times, invest a significant percentage of its assets in CMOs.

         Additional  information  about  mortgage-backed  and asset-backed  securities and their risks is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign  Securities.  Subject to its investment  objective and policies,  the Portfolio may invest in securities of foreign issuers and  supranational  entities.  The  investments of the Portfolio in foreign  securities may be denominated  only in the U.S.
dollar.  Foreign  securities may offer  investment  opportunities  not available in the United  States,  but such  investments  also involve significant risks not typically associated with investing in domestic securities.

         The foreign  government  securities in which the  Portfolio  may invest  generally  consist of debt  obligations  issued or guaranteed by national,  state or provincial  governments  or similar  political  subdivisions.  The Portfolio may invest in foreign government  securities in the form of American Depositary  Receipts.  Foreign government  securities also include debt securities of supranational entities.  Quasi-governmental and supranational entities include international  organizations  designated or supported by governmental  entities to promote  economic  reconstruction  or development and  international  banking  institutions and related government  agencies.  Examples include the International  Bank for  Reconstruction and Development (the "World Bank"), the Japanese
Development  Bank, the Asian Development Bank and the InterAmerican  Development  Bank.  Currently,  the Portfolio intends to invest only in obligations  issued or guaranteed by the Asian  Development  Bank, the  Inter-American  Development  Bank, the International
Bank for  Reconstruction  and Development (the "World Bank"),  the African  Development Bank, the European Coal and Steel Community,
the European Economic  Community,  the European  Investment Bank and the Nordic Investment Bank. Foreign government  securities also include  mortgage-related  securities  issued  or  guaranteed  by  national,  state or  provincial  governmental  instrumentalities, including quasi-governmental agencies.

         Additional  information about Foreign  Securities and their risks is included in this Statement and the Trust's  Prospectus under "Certain Risk Factors and Investment Methods."

         Equity and  Equity-Related  Securities.  The Portfolio may invest in common stock,  preferred  stock,  warrants,  purchased call options and other  rights to acquire  stock.  The market value of an equity  security  will  increase or decrease  depending on market conditions. This affects the value of the shares of the Portfolio.

         Repurchase Agreements.  The Portfolio may enter into repurchase  agreements.  In a repurchase agreement, a Portfolio buys a security  subject  to the right and  obligation  to sell it back to the other  party at the same price plus  accrued  interest.  The
Portfolio's  custodian will hold the security as collateral for the repurchase  agreement.  Collateral must be maintained at a value at least equal to 102% of the  repurchase  price,  but  repurchase  agreements  involve some credit risk to a portfolio if the other party  defaults on its  obligation  and the  Portfolio  is delayed in or  prevented  from  liquidating  the  collateral.  Additional information  about  repurchase  agreements and their risks is included in this Statement and the Trust's  Prospectus  under "Certain
Risk Factors and Investment Methods."

         When-Issued   Purchases  and  Forward  Commitments  (Delayed  Delivery).   The  Portfolio  may  purchase  securities  on  a
when-issued,  delayed delivery or forward commitment basis. When these  transactions are negotiated,  the price of the securities is fixed at the time of the  commitment,  but  delivery  and payment may take place up to 90 days after the date of the  commitment  to purchase for equity  securities,  and up to 45 days after such date for fixed income securities.  When-issued  securities or forward commitments  involve a risk of loss if the value of the security to be purchased  declines prior to the settlement date.  Additional information  about  these types of  investments  and their risks is included  in this  Statement  and the Trust's  Prospectus  under
"Certain Risk Factors and Investment Methods."

         Borrowing.  The  Portfolio  may borrow for temporary or emergency  purposes,  although  borrowings by the Portfolio may not exceed 10% of the value of its total assets.  This borrowing may be unsecured.  The 1940 Act requires a fund to maintain  continuous asset  coverage  (that is, total assets  including  borrowings,  less  liabilities  exclusive of  borrowings)  of 300% of the amount borrowed.  If the asset coverage should decline below 300% as a result of market  fluctuations  or for other reasons,  the Portfolio will be required to sell some of its  portfolio  securities  within three days to reduce its  borrowings  and restore the 300% asset coverage,  even though it may be  disadvantageous  from an investment  standpoint to sell securities at that time. The Portfolio may not make additional  investments while they have any borrowings  outstanding.  Borrowing generally will exaggerate the effect on net asset value of any increase or decrease in the market  value of the  portfolio.  Money  borrowed  will be subject to interest  costs which may or may not be recovered by  appreciation  of the  securities  purchased.  The  Portfolio  also may be required to maintain minimum  average  balances in  connection  with such  borrowing  or to pay a  commitment  or other fee to maintain a line of credit;
either of these requirements would increase the cost of borrowing over the stated interest rate.

         Mortgage Dollar Rolls.  The Portfolio may enter into mortgage  "dollar rolls" in which the Portfolio  sells  securities for delivery in the current month and  simultaneously  contracts to repurchase  substantially  similar (same type,  coupon and maturity)
securities  on a  specified  future  date.  During the roll  period,  the  Portfolio  forgoes  principal  and  interest  paid on the securities.  The  Portfolio is  compensated  by the  difference  between the current sales price and the lower forward price for the future  purchase  (often  referred to as the "drop") or fee income and by the  interest  earned on the cash  proceeds of the initial sale.  A "covered  roll" is a specific  type of dollar  roll for which there is an  offsetting  cash  position or a cash  equivalent security  position which matures on or before the forward  settlement date of the dollar roll  transaction.  The Portfolio may enter into both covered and uncovered rolls.

         Commercial Paper.  Commercial paper is a short-term,  unsecured negotiable  promissory note of a U.S or non-U.S issuer. The
Portfolio may purchase  commercial  paper.  The  Portfolio may also invest in variable rate master demand notes which  typically are issued by large corporate  borrowers and which provide for variable amounts of principal  indebtedness  and periodic  adjustments in the interest  rate.  Demand notes are direct lending  arrangements  between a fund and an issuer,  and are not normally  traded in a secondary  market.  The Portfolio,  however,  may demand payment of principal and accrued  interest at any time. In addition,  while demand notes  generally  are not rated,  their  issuers must satisfy the same  criteria as those that apply to issuers of commercial paper.  The  Sub-advisor  will  consider  the earning  power,  cash flow and other  liquidity  ratios of issuers of demand notes and continually will monitor their financial ability to meet payment on demand.

         Bank  Obligations.  The  Portfolio's  investments in money market  instruments may include  certificates  of deposit,  time deposits and bankers' acceptances.  Certificates of Deposit ("CDs") are short-term negotiable  obligations of commercial banks. Time
Deposits ("TDs") are  non-negotiable  deposits  maintained in banking  institutions for specified periods of time at stated interest rates.  Bankers'  acceptances  are time drafts drawn on  commercial  banks by borrowers  usually in  connection  with  international transactions.
         U.S.  commercial  banks  organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit  Insurance  Corporation  (the "FDIC").
U.S.  banks  organized  under state law are  supervised  and examined by state  banking  authorities  but are members of the Federal
Reserve  System  only if they elect to join.  Most  state  banks are  insured by the FDIC  (although  such  insurance  may not be of material  benefit to the Portfolio,  depending upon the principal  amount of CDs of each bank held by the Portfolio) and are subject to federal  examination and to a substantial  body of federal law and  regulation.  As a result of  governmental  regulations,  U.S.
branches of U.S. banks,  among other things,  generally are required to maintain  specified  levels of reserves,  and are subject to other  supervision and regulation  designed to promote financial  soundness.  U.S. savings and loan  associations,  the CDs of which may be purchased by the Portfolio,  are supervised and subject to examination by the Office of Thrift Supervision.  U.S. savings and loan  associations  are insured by the Savings  Association  Insurance Fund which is administered by the FDIC and backed by the full faith and credit of the U.S. Government.

Investment  Policies Which May Be Changed Without  Shareholder  Approval.  The following  limitations are applicable to the AST DeAM
Bond  Portfolio.  These  limitations  are not  "fundamental"  restrictions  and may be changed by the Trustees  without  shareholder approval.

         1.       The  Portfolio  will not  change  its  policy to invest  at least 80% of the value of its  assets in fixed  income securities unless it provides 60 days prior written notice to its shareholders.

         2.       The  Portfolio  may not  invest in  illiquid  securities  in an amount  exceeding,  in the  aggregate,  15% of the
Portfolio's  net assets.  An  illiquid  security is a security  that cannot be disposed of promptly  (within  seven days) and in the usual course of business without a loss, and includes  repurchase  agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists.

         3.       The Portfolio may not purchase  securities of other  U.S.-registered  investment  companies except as permitted by the Investment Company Act of 1940 and the rules, regulations and any applicable exemptive order issued thereunder.

AST PIMCO Total Return Bond Portfolio:

Investment  Objective:  The investment objective of the Portfolio is to seek to maximize total return,  consistent with preservation of capital.  The Sub-advisor will seek to employ prudent investment  management  techniques,  especially in light of the broad range of investment instruments in which the Portfolio may invest.

Investment Policies:

         Borrowing.  The Portfolio may borrow for  temporary  administrative  purposes.  This  borrowing may be unsecured.  The 1940
Act requires the Portfolio to maintain  continuous  asset coverage (that is, total assets  including  borrowings,  less  liabilities exclusive  of  borrowings)  of 300% of the  amount  borrowed.  If the 300%  asset  coverage  should  decline  as a result  of market fluctuations  or other reasons,  the Portfolio may be required to sell some of its holdings within three days to reduce the debt and restore the 300% asset  coverage,  even though it may be  disadvantageous  from an investment  standpoint to sell securities at that time.  Borrowing  will tend to  exaggerate  the effect on net asset value of any  increase  or  decrease in the market  value of the
Portfolio.  Money  borrowed will be subject to interest  costs which may or may not be recovered by  appreciation  of the securities purchased.  The Portfolio also may be required to maintain  minimum  average  balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit;  either of these  requirements  would  increase the cost of borrowing over the stated interest rate.

         In addition to the above,  the Portfolio  may enter into reverse  repurchase  agreements  and  "mortgage  dollar  rolls." A reverse repurchase  agreement  involves the sale of a  portfolio-eligible  security by the Portfolio,  coupled with its agreement to repurchase the instrument at a specified  time and price.  In a "dollar roll"  transaction  the Portfolio  sells a  mortgage-related security  (such as a GNMA  security)  to a dealer and  simultaneously  agrees to  repurchase  a similar  security  (but not the same security)  in the future at a  pre-determined  price.  A "dollar  roll" can be viewed,  like a reverse  repurchase  agreement,  as a collateralized  borrowing in which the  Portfolio  pledges a  mortgage-related  security to a dealer to obtain  cash.  Unlike in the case of reverse  repurchase  agreements,  the dealer with which the Portfolio enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Portfolio,  but only securities which are  "substantially  identical."
To be considered  "substantially  identical," the securities  returned to the Portfolio generally must: (1) be collateralized by the same types of underlying  mortgages;  (2) be issued by the same agency and be part of the same program;  (3) have a similar original stated  maturity;  (4) have identical net coupon rates;  (5) have similar  maturity:  (4) have identical net coupon rates;  (5) have similar market yields (and therefore  price);  and (6) satisfy "good delivery"  requirements,  meaning that the aggregate  principal amounts of the  securities  delivered  and  received  back must be within  2.5% of the initial  amount  delivered.  The  Portfolio's obligations  under a dollar roll agreement  must be covered by cash or other liquid assets equal in value to the securities  subject to repurchase by the Portfolio, maintained in a segregated account.

         Both  dollar  roll and  reverse  repurchase  agreements  will be subject to the 1940 Act's  limitations  on  borrowing,  as discussed above.  Furthermore,  because dollar roll  transactions  may be for terms ranging between one and six months,  dollar roll transactions may be deemed "illiquid" and subject to the Portfolio's overall limitations on investments in illiquid securities.

         Corporate Debt  Securities.  The Portfolio's  investments in U.S.  dollar- or foreign  currency-denominated  corporate debt securities of domestic or foreign issuers are limited to corporate debt securities  (corporate  bonds,  debentures,  notes and other similar  corporate debt  instruments,  including  convertible  securities) which meet the minimum ratings criteria set forth for the
Portfolio,  or, if unrated,  are in the  Sub-advisor's  opinion  comparable  in quality to corporate  debt  securities  in which the
Portfolio may invest.  In the event that ratings  services  assign  different  ratings to the same security,  the  Sub-advisor  will determine  which rating it believes  best  reflects  the  security's  quality and risk at that time,  which may be the higher of the several  assigned  ratings.  The rate of return or return of  principal  on some debt  obligations  may be linked or  indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

         Among the corporate  bonds in which the  Portfolio  may invest are  convertible  securities.  A  convertible  security is a bond,  debenture,  note, or other security that entitles the holder to acquire  common stock or other equity  securities of the same or a  different  issuer.  A  convertible  security  generally  entitles  the holder to receive  interest  paid or accrued  until the
convertible  security  matures  or  is  redeemed,   converted  or  exchanged.   Before  conversion,   convertible   securities  have
characteristics  similar to nonconvertible  debt securities.  Convertible  securities rank senior to common stock in a corporation's capital  structure and,  therefore,  generally entail less risk than the  corporation's  common stock,  although the extent to which such risk is  reduced  depends  in large  measure  upon the  degree to which the  convertible  security  sells  above its value as a fixed-income security.

         A  convertible  security  may be  subject  to  redemption  at the  option of the  issuer  at a  predetermined  price.  If a convertible  security held by the Portfolio is called for redemption,  the Portfolio will be required to permit the issuer to redeem the security and convert it to  underlying  common  stock,  or will sell the  convertible  security to a third party.  The Portfolio generally  would invest in convertible  securities for their favorable price  characteristics  and total return  potential and would normally not exercise an option to convert.

         Investments in securities rated below  investment  grade that are eligible for purchase by the Portfolio (i.e.,  rated B or better by Moody's or S&P) are  described  as  "speculative"  by both  Moody's and S&P.  Investment  in  lower-rated  corporate  debt securities  ("high yield  securities")  generally  provides greater income and increased  opportunity for capital  appreciation than investments in higher quality  securities,  but they also typically  entail greater price  volatility and principal and income risk.
These high yield  securities  are  regarded as high risk and  predominantly  speculative  with  respect to the  issuer's  continuing ability to meet principal and interest  payments.  The market for these  securities is relatively  new, and many of the  outstanding high yield  securities  have not endured a major business  recession.  A long-term  track record on default rates,  such as that for investment grade corporate bonds,  does not exist for this market.  Analysis of the  creditworthiness  of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities.

         High yield,  high risk securities may be more susceptible to real or perceived  adverse  economic and competitive  industry conditions  than  investment  grade  securities.  The  price of high  yield  securities  have  been  found to be less  sensitive  to interest-rate  adverse  economic  downturns or  individual  corporate  developments.  A projection  of an economic  downturn or of a period of rising  interest  rates,  for  example,  could  cause a decline  in high yield  security  prices  because  the advent of a recession could lessen the ability of a highly  leveraged  company to make principal and interest  payments on its debt  securities.
If an issuer of high yield securities  defaults,  in addition to risking payment of all or a portion of interest and principal,  the
Portfolio  may incur  additional  expenses to seek  recovery.  In the case of high yield  securities  structured as  zero-coupon  or pay-in-kind  securities,  their market prices are affected to a greater  extent by interest rate changes,  and therefore  tend to be more volatile than securities which pay interest periodically and in cash.

         The secondary  market on which high yield,  high risk  securities  are traded may be less liquid than the market for higher grade  securities.  Less liquidity in the secondary  trading market could  adversely  affect the price at which the Portfolio  could sell a high yield  security,  and could  adversely  affect the daily net asset value of the shares.  Adverse  publicity and investor perceptions,  whether  or not based on  fundamental  analysis,  may  decrease  the  values and  liquidity  of high yield  securities especially in a thinly-traded  market.  When secondary  markets for high yield securities are less liquid than the market for higher grade securities,  it may be more difficult to value the securities  because such valuation may require more research,  and elements of judgment may play a greater role in the valuation  because there is less reliable,  objective  data  available.  The  Sub-advisor seeks to minimize the risks of investing in all  securities  through  diversification,  in-depth  credit  analysis and  attention to current  developments  in  interest  rates and market  conditions.  For an  additional  discussion  of  certain  risks  involved  in lower-rated debt securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Objectives."

         Participation on Creditors  Committees.  The Portfolio may from time to time participate on committees  formed by creditors to negotiate  with the management of financially  troubled  issuers of securities  held by the  Portfolio.  Such  participation  may subject the  Portfolio  to expenses  such as legal fees and may make the  Portfolio  an  "insider" of the issuer for purposes of the federal  securities  laws,  and  therefore may restrict the  Portfolio's  ability to trade in or acquire  additional  positions in a particular  security when it might  otherwise  desire to do so.  Participation  by the Portfolio on such  committees also may expose the  Portfolio to potential  liabilities  under the federal  bankruptcy  laws or other laws  governing  the rights of creditors  and debtors.  The  Portfolio  will  participate  on such  committees  only when the  Sub-advisor  believes  that such  participation  is necessary or desirable to enforce the Portfolio's rights as a creditor or to protect the value of securities held by the Portfolio.

         Mortgage-Related  Securities.  The Portfolio may invest in  mortgage-backed  securities.  Mortgage-related  securities  are interests  in pools of  mortgage  loans  made to  residential  home  buyers,  including  mortgage  loans  made by  savings  and loan institutions,  mortgage  bankers,  commercial  banks and others.  Pools of mortgage  loans are assembled as  securities  for sale to investors by various  governmental,  government-related  and private  organizations (see "Mortgage  Pass-Through  Securities").  The
Portfolio may also invest in debt  securities  which are secured with  collateral  consisting of  mortgage-related  securities  (see
"Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

         Interests in pools of  mortgage-related  securities differ from other forms of debt securities,  which normally provide for periodic  payment of  interest in fixed  amounts  with  principal  payments at maturity  or  specified  call dates.  Instead,  these securities  provide a monthly  payment which  consists of both  interest and principal  payments.  In effect,  these  payments are a
"pass-through" of the monthly payments made by the individual  borrowers on their  residential or commercial  mortgage loans, net of any fees paid to the issuer or guarantor of such  securities.  Additional  payments are caused by repayments of principal  resulting from  the  sale of the  underlying  property,  refinancing  or  foreclosure,  net of fees  or  costs  which  may be  incurred.  Some mortgage-related  securities (such as securities issued by the Government National Mortgage  Association) are described as "modified pass-through."  These securities  entitle the holder to receive all interest and principal  payments owned on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

         The principal  governmental  guarantor of  mortgage-related  securities is the  Government  National  Mortgage  Association
("GNMA").  GNMA is a wholly owned United States  Government  corporation  within the  Department  of Housing and Urban  Development.
GNMA is authorized to guarantee,  with the full faith and credit of the United States  Government,  the timely  payment of principal and interest on securities  issued by institutions  approved by GNMA (such as savings and loan  institutions,  commercial  banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

         Government-related  guarantors (i.e., not backed by the full faith and credit of the United States Government)  include the
Federal  National  Mortgage  Association  ("FNMA")  and  the  Federal  Home  Loan  Mortgage   Corporation   ("FHLMC").   FNMA  is  a
government-sponsored  corporation owned entirely by private  stockholders.  It is subject to general  regulation by the Secretary of
Housing and Urban Development.  FNMA purchases  conventional  (i.e., not insured or guaranteed by any government agency) residential mortgages  from a list of approved  seller/servicers  which  include state and federally  chartered  savings and loan  associations, mutual  savings  banks,  commercial  banks and  credit  unions  and  mortgage  bankers.  Pass-though  securities  issued by FNMA are guaranteed  as to timely  payment of  principal  and  interest by FNMA but are not backed by the full faith and credit of the United
States Government.

         FHLMC was created by Congress in 1970 for the purpose of increasing the  availability  of mortgage  credit for  residential housing.  It is a  government-sponsored  corporation  formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private  stockholders.  FHLMC issues Participation  Certificates  ("PC's") which represent interests in conventional  mortgages from
FHLMC's national portfolio.  FHLMC guarantees the timely payment of interest and ultimate  collection of principal,  but PCs are not backed by the full faith and credit of the United States Government.

         Commercial  banks,  savings  and loan  institutions,  private  mortgage  insurance  companies,  mortgage  bankers and other secondary market issuers also create  pass-though pools of conventional  residential  mortgage loans. Such issuers may, in addition, be  the  originators  and/or  servicers  of the  underlying  mortgage  loans  as  well  as the  guarantors  of the  mortgage-related securities.  Pools  created  by such  nongovernmental  issuers  generally  offer a  higher  rate of  interest  than  government  and government-related  pools because there are no direct or indirect  government or agency  guarantees of payments in the former pools.
However,  timely  payment of interest and  principal of these pools may be  supported by various  forms of insurance or  guarantees, including  individual  loan,  title,  pool and hazard  insurance and letters of credit.  The insurance and  guarantees are issued by governmental  entities,  private insurers and the mortgage poolers.  Such insurance and guarantees and the  creditworthiness  of the issuers  thereof will be  considered  in  determining  whether a  mortgage-related  security  meets the Trust's  investment  quality standards.  There can be no  assurance  that the private  insurers or  guarantors  can meet their  obligations  under the  insurance policies or guarantee  arrangements.  The Portfolio may buy mortgage-related  securities without insurance or guarantees if, through an examination of the loan experience and practices of the  originator/servicers  and poolers,  the Sub-advisor  determines that the securities  meet the  Trust's  quality  standards.  Although  the  market  for such  securities  is  becoming  increasingly  liquid,
securities   issued  by  certain  private   organizations  may  not  be  readily   marketable.   The  Portfolio  will  not  purchase
mortgage-related  securities or any other assets which in the Sub-advisor's  opinion are illiquid if, as a result,  more than 15% of the value of the Portfolio's total assets will be illiquid.

         Mortgage-backed  securities that are issued or guaranteed by the U.S. Government,  its agencies or  instrumentalities,  are not subject to the Portfolio's industry  concentration  restrictions,  set forth in this Statement under "Investment  Restrictions,"
by  virtue  of the  exclusion  from  that  test  available  to all  U.S.  Government  securities.  In the case of  privately  issued mortgage-related  securities,  the Portfolio takes the position that  mortgage-related  securities do not represent interests in any particular  "industry" or group of  industries.  The assets  underlying  such  securities may be represented by a portfolio of first lien  residential  mortgages  (including both whole mortgage loans and mortgage  participation  interests) or portfolios of mortgage pass-through  securities issued or guaranteed by GNMA, FNMA or FHLMC.  Mortgage loans underlying a mortgage-related  security may in turn be insured or guaranteed by the Federal Housing  Administration or the Department of Veterans  Affairs.  In the case of private issue  mortgage-related  securities  whose  underlying  assets are neither U.S.  Government  securities nor U.S.  Government-insured mortgages,  to the extent that real properties  securing such assets may be located in the same  geographical  region,  the security may be subject  to a greater  risk of default  that other  comparable  securities  in the event of adverse  economic,  political  or business  developments  that may affect such  region and  ultimately,  the ability of  residential  homeowners  to make  payments of principal and interest on the underlying mortgages.

                  Collateralized  Mortgage  Obligations  (CMOs).  A CMO is a hybrid  between a  mortgage-backed  bond and a mortgage pass-through  security.  Similar to a bond,  interest  and  prepaid  principal  is paid,  in most cases,  semiannually.  CMOs may be collateralized  by whole mortgage loans, but are more typically  collateralized  by portfolios of mortgage  pass-through  securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

         CMOs are structured  into multiple  classes,  each bearing a different  stated  maturity.  Actual maturity and average life will depend upon the prepayment  experience of the  collateral.  CMOs provide for a modified form of call  protection  through a de
                                                                                                                                 ---
facto  breakdown of the underlying  pool of mortgages  according to how quickly the loans are repaid.  Monthly  payment of principal
-----
received  from the pool of  underlying  mortgages,  including  prepayments,  is first  returned to  investors  holding the  shortest maturity class.  Investors  holding the longer maturity  classes receive  principal only after the first class has been retired.  An investor is partially guarded against a sooner than desired return or principal because of the sequential payments.

         In a typical  CMO  transaction,  a  corporation  ("issuer")  issues  multiple  series  (e.g.,  A, B, C, Z) of the CMO bonds
("Bonds").  Proceeds of the Bond  offering are used to purchase  mortgages  or mortgage  pass-through  certificates  ("Collateral").
The  Collateral is pledged to a third party trustee as security for the Bonds.  Principal and interest  payments from the Collateral are used to pay  principal  on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current  interest.  Interest on the  Series Z Bond is  accrued  and added to  principal  and a like  amount is paid as  principal  on the  Series A, B, or C Bond currently  being paid off.  When the Series A, B, and C Bonds are paid in full,  interest and  principal on the Series Z Bond begins to be paid currently.  With some CMOs, the issuer serves as a conduit to allow loan originators  (primarily  builders or savings and loan associations) to borrow against their loan portfolios.

                  FHLMC  Collateralized  Mortgage  Obligations.  FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having  different  maturity  dates which are secured by the pledge of a pool of  conventional  mortgage  loans  purchased  by FHLMC.
Unlike  FHLMC PCs,  payments of  principal  and  interest on the CMOs are made  semiannually,  as opposed to monthly.  The amount of principal payable on each semiannual  payment date is determined in accordance with FHLMC's mandatory sinking fund schedule,  which, in turn, is equal to  approximately  100% of FHA prepayment  experience  applied to the mortgage  collateral  pool. All sinking fund payments in the CMOs are allocated to the  retirement of the  individual  classes of bonds in the order of their stated  maturities.
Payment  of  principal  on the  mortgage  loans in the  collateral  pool in excess of the  amount of FHLMC's  minimum  sinking  fund obligation  for any  payment  date  are  paid to the  holders  of the CMOs as  additional  sinking  fund  payments.  Because  of the
"pass-through"  nature of all  principal  payments  received  on the  collateral  pool in excess of  FHLMC's  minimum  sinking  fund requirement,  the rate at which  principal  of the CMOs is  actually  repaid is likely to be such that each  class of bonds  will be retired in advance of its scheduled maturity date.

         If collection of principal  (including  prepayments)  on the mortgage  loans during any  semiannual  payment  period is not sufficient  to meet FHLMC's  minimum  sinking fund  obligation  on the next sinking fund payment  date,  FHLMC agrees to make up the deficiency from its general funds.

         Criteria for the  mortgage  loans in the pool  backing the FHLMC CMOs are  identical  to those of FHLMC PCs.  FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

         For an additional  discussion of mortgage-backed  securities and certain risks involved therein, see this Statement and the
Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Other Mortgage-Related  Securities.  Other mortgage-related  securities include securities other than those described above that directly or indirectly  represent a  participation  in, or are secured by and payable from,  mortgage  loans on real  property, including  CMO  residuals  or  stripped  mortgage-backed  securities.  Other  mortgage-related  securities  may be  equity  or  debt securities issued by agencies or  instrumentalities  of the U.S.  Government or by private originators of, or investors in, mortgage loans, including savings and loan associations,  homebuilders,  mortgage banks,  commercial banks,  investment banks,  partnerships, trusts and special purpose entities of the foregoing.

                  CMO Residuals.  CMO residuals are derivative  mortgage securities issued by agencies or  instrumentalities  of the
U.S.  Government  or by  private  originators  of, or  investors  in,  mortgage  loans,  including  savings  and loan  associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

         The cash flow generated by the mortgage  assets  underlying a series of CMOs is applied first to make required  payments of principal  and  interest on the CMOs and second to pay the related  administrative  expenses  of the issuer.  The  residual in a CMO structure  generally  represents the interest in any excess cash flow remaining  after making the foregoing  payments.  Each payment of such excess  cash flow to a holder of the  related  CMO  residual  represents  income  and/or a return of capital.  The amount of residual cash flow resulting from a CMO will depend on, among other things,  the  characteristics of the mortgage assets, the coupon rate of each class of CMO,  prevailing  interest rates, the amount of administrative  expenses and the prepayment  experience on the mortgage  assets.  In  particular,  the yield to maturity on CMO  residuals is extremely  sensitive  to  prepayments  on the related underlying  mortgage  assets,  in the same manner as an  interest-only  ("IO")  class of stripped  mortgage-backed  securities.  See
"Other  Mortgage-Related  Securities -- Stripped  Mortgage-Backed  Securities."  In addition,  if a series of a CMO includes a class that bears  interest at an adjustable  rate,  the yield to maturity on the related CMO residual will also be extremely  sensitive to changes in the level of the index upon which  interest  rate  adjustments  are based.  As  described  below with respect to stripped mortgage-backed  securities,  in certain  circumstances  the  Portfolio  may fail to recoup  fully its initial  investment  in a CMO residual.

         CMO residuals are generally  purchased and sold by institutional  investors through several investment banking firms acting as brokers or dealers.  The CMO residual  market has only very  recently  developed  and CMO  residuals  currently  may not have the liquidity of other more  established  securities  trading in other markets.  Transactions  in CMO residuals are generally  completed only after careful review of the  characteristics of the securities in question.  In addition,  CMO residuals may or, pursuant to an exemption  therefrom,  may not have been  registered  under the  Securities Act of 1933, as amended.  CMO residuals,  whether or not registered under such Act, may be subject to certain  restrictions on  transferability,  and may be deemed "illiquid" and subject to the Portfolio's limitations on investment in illiquid securities.

                  Stripped  Mortgage-Backed  Securities.  Stripped  mortgage-backed  securities ("SMBS") are derivative  multi-class mortgage securities.  SMBS may be issued by agencies or  instrumentalities of the U.S. Government,  or by private originators of, or investors in, mortgage loans,  including  savings and loan  associations,  mortgage banks,  commercial  banks,  investment banks and special purpose entities of the foregoing.

         SMBS  are  usually  structured  with  two  classes  that  receive  different  proportions  of the  interest  and  principal distributions  on a pool of mortgage  assets.  A common type of SMBS will have one class  receiving some of the interest and most of the  principal  from the  mortgage  assets,  which the other  class will  receive  most of the  interest  and the  remainder  of the principal.  In the most  extreme  case,  one class will  receive  all of the  interest  (the IO class),  while the other  class will receive all of the principal  (the  principal-only  or "PO" class).  The yield to maturity on an IO class is extremely  sensitive to the rate of principal  payments  (including  prepayments) on the related  underlying  mortgage assets, and a rapid rate of principal payments  may have a material  adverse  effect on the  Portfolio's  yield to  maturity  from  these  securities.  If the  underlying mortgage assets  experience  greater than anticipated  prepayments of principal,  the Portfolio may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

         Although  SMBS are  purchased  and sold by  institutional  investors  through  several  investment  banking firms acting as brokers  or  dealers,  these  securities  were only  recently  developed.  As a result,  established  trading  markets  have not yet developed and,  accordingly,  these securities may be deemed "illiquid" and subject to the Portfolio's  limitations on investment in illiquid securities.

         Other  Asset-Backed  Securities.  Similarly,  the  Sub-advisor  expects that other  asset-backed  securities  (unrelated to mortgage loans) will be offered to investors in the future.  Several types of  asset-backed  securities may be offered to investors, including Certificates for Automobile  Receivables.  For a discussion of automobile  receivables,  see this Statement under "Certain
Risk Factors and Investment  Methods."  Consistent with the Portfolio's  investment  objectives and policies,  the Sub-advisor  also may invest in other types of asset-backed securities.

         Foreign  Securities.  The Portfolio may invest in corporate  debt  securities of foreign  issuers  (including  preferred or preference  stock),  certain foreign bank obligations  (see "Bank  Obligations")  and U.S.  dollar- or foreign  currency-denominated obligations of foreign governments or their subdivisions,  agencies and instrumentalities,  international agencies and supranational entities.  The Portfolio may invest up to 20% of its assets in securities  denominated in foreign currencies,  and may invest beyond this  limit in U.S.  dollar-denominated  securities  of  foreign  issuers.  The  Portfolio  may  invest  up to 10% of its  assets in securities of issuers based in emerging  market  countries.  Investing in the securities of foreign issuers  involves  special risks and  considerations  not typically  associated  with  investing in U.S.  companies.  For a discussion  of certain risks  involved in foreign  investments,  in general,  and the special risks of investing in developing  countries,  see this Statement and the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         The  Portfolio  also may purchase and sell foreign  currency  options and foreign  currency  futures  contracts and related options (see  ""Derivative  Instruments"),  and enter into forward foreign currency  exchange  contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities.

         A forward  foreign  currency  contract  involves an  obligation  to purchase or sell a specific  currency at a future date, which may be any fixed  number of days from the date of the contract  agreed upon by the parties,  at a price set at the tine of the contract.  These  contracts may be bought or sold to protect the Portfolio  against a possible loss resulting from an adverse change in the relationship  between foreign currencies and the U.S. dollar or to increase exposure to a particular  foreign currency.  Open positions in forward  contracts  are covered by the  segregation  with the Trust's  custodian of cash or other liquid assets and are marked to market  daily.  Although  such  contracts  are  intended to minimize the risk of loss due to a decline on the value of the hedged  currencies,  at the same time,  they tend to limit any potential gain which might result should the value of such currencies increase.

         Brady  Bonds.  The  Portfolio  may invest in Brady  Bonds.  Brady Bonds are  securities  created  through  the  exchange of existing  commercial  bank loans to sovereign  entities for new  obligations  in connection  with debt  restructurings  under a debt restructuring  plan  introduced by former U.S.  Secretary of the  Treasury,  Nicholas F. Brady (the "Brady  Plan").  Brady Plan debt restructurings  have been  implemented  in a number of  countries,  including  in  Argentina,  Bolivia,  Bulgaria,  Costa Rica,  the
Dominican Republic,  Ecuador, Jordan, Mexico, Niger, Nigeria, the Philippines,  Poland, Uruguay, and Venezuela. In addition,  Brazil has concluded a Brady-like plan.  It is expected that other countries will undertake a Brady Plan in the future.

         Brady Bonds do not have a long  payment  history.  Brady Bonds may be  collateralized  or  uncollateralized,  are issued in various currencies  (primarily the U.S. dollar) and are actively traded in the  over-the-counter  secondary market.  Brady bonds are not considered to be U.S. Government securities.  U.S.  dollar-denominated,  collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds,  are generally  collateralized  in full as to principal by U.S.  Treasury  zero-coupon  bonds having the same maturity as the Brady Bonds.  Interest  payments on these Brady Bonds generally are  collateralized on a one-year or longer  rolling-forward  basis by cash or securities  in an amount that,  in the case of fixed rate bonds,  is equal to at least one year of interest  payments  or, in the case of floating  rate bonds,  initially  is equal to at least one year's  interest  payments based on the  applicable  interest  rate at that time and is  adjusted  at regular  intervals  thereafter.  Certain  Brady Bonds are entitled to "value recovery  payments" in certain  circumstances,  which in effect  constitute  supplemental  interest  payments but generally  are  not  collateralized.  Brady  Bonds  are  often  viewed  as  having  three  or  four  valuation  components:  (i) the collateralized  repayment of principal at final maturity;  (ii) the  collateralized  interest payments;  (iii) the  uncollateralized interest payments; and (iv) any uncollateralized  repayment of principal at maturity (these uncollateralized  amounts constitute the
"residual risk").

         Most Mexican Brady Bonds issued to date have principal  repayments at final maturity fully  collateralized by U.S. Treasury zero-coupon  bonds (or comparable  collateral  denominated in other  currencies) and interest coupon payments  collateralized  on an
18-month  rolling-forward  basis by funds held in escrow by an agent for the  bondholders.  A significant  portion of the Venezuelan
Brady Bonds and the  Argentine  Brady Bonds  issued to date have  principal  repayments  at final  maturity  collateralized  by U.S.
Treasury  zero-coupon  bonds  (or  comparable   collateral   denominated  in  other  currencies)  and/or  interest  coupon  payments collateralized  on a 14-month (for  Venezuela) or 12-month (for Argentina)  rolling-forward  basis by securities held by the Federal
Reserve Bank of New York as collateral agent.

         Brady Bonds  involve  various risk factors  including  residual risk and the history of defaults with respect to commercial bank loans by public and private  entities of countries  issuing  Brady Bonds.  There can be no assurance  that Brady Bonds in which the  Portfolio  may invest will not be subject to  restructuring  arrangements  or to requests  for new credit,  which may cause the
Portfolio to suffer a loss of interest or principal on any of its holdings.

         Bank Obligations.  Bank obligations in which the Portfolios invest include certificates of deposit,  bankers'  acceptances, and fixed time deposits.  Certificates  of deposit are negotiable  certificates  issued against funds deposited in a commercial bank for a definite  period of time and earning a specified  return.  Bankers'  acceptances  are negotiable  drafts or bills of exchange, normally  drawn by an importer or exporter to pay for specific  merchandise,  which are  "accepted" by a bank,  meaning,  in effect, that  the bank  unconditionally  agrees  to pay the  face  value  of the  instrument  on  maturity.  Fixed  time  deposits  are bank obligations  payable at a stated  maturity  date and bearing  interest at a fixed rate.  Fixed time  deposits  may be  withdrawn  on demand by the investor,  but may be subject to early  withdrawal  penalties  which vary  depending  upon market  conditions  and the remaining  maturity of the obligation.  There are no contractual  restrictions  on the right to transfer a beneficial  interest in a fixed time deposit to a third party,  although  there is no market for such  deposits.  The Portfolio  will not invest in fixed time deposits  which (1) are not subject to prepayment or (2) provide for  withdrawal  penalties  upon  prepayment  (other than overnight deposits) if, in the aggregate,  more than 15% of its assets would be invested in such deposits,  repurchase  agreements maturing in more than seven days and other illiquid assets.

         The  Portfolio  will limit its  investments  in United  States  bank  obligations  to  obligations  of United  States  bank
(including  foreign  branches)  which  have more than $1  billion in total  assets at the time of  investment  and are member of the
Federal  Reserve  System,  are  examined by the  Comptroller  of the Currency or whose  deposits are insured by the Federal  Deposit
Insurance  Corporation.  The Portfolio also may invest in  certificates  of deposit of savings and loan  associations  (federally or state chartered and federally insured) having total assets in excess $1 billion.

         The  Portfolio   will  limit  its   investments   in  foreign  bank   obligations  to  United  States  dollar-  or  foreign
currency-denominated  obligations  of foreign  banks  (including  United  States  branches  of foreign  banks)  which at the time of investment  (i) have more than $10 billion,  or the  equivalent in other  currencies,  in total assets;  (ii) in terms of assets are among the 75 largest  foreign banks in the world;  (iii) have branches or agencies  (limited  purpose offices which do not offer all banking  services) in the United States;  and (iv) in the opinion of the  Sub-advisor,  are of an investment  quality  comparable to obligations of United States banks in which the Portfolio may invest.  Subject to the  Portfolio's  limitation on  concentration  of no more than 25% of its assets in the  securities  of issuers in  particular  industry,  there is no limitation on the amount of the
Portfolio's assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

         Obligations  of foreign banks involve  somewhat  different  investment  risks than those  affecting  obligations  of United
States  banks,  including  the  possibilities  that their  liquidity  could be impaired  because of future  political  and  economic developments,  that their  obligations may be less marketable  than  comparable  obligations of United States banks,  that a foreign jurisdiction  might impose  withholding taxes on interest income payable on those  obligations,  that foreign deposits may be seized or nationalized,  that foreign  governmental  restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those  obligations and that the selection of those  obligations  may be more difficult  because there may be less publicly  available  information  concerning  foreign banks or the  accounting,  auditing and financial  reporting standards,  practices  and  requirements  applicable  to foreign  banks may differ from those  applicable  to United  States  banks.
Foreign banks are not generally subject to examination by any United States Government agency or instrumentality.

         Short Sales.  The Portfolio may make short sales of securities  as part of their overall  portfolio  management  strategies involving the use of derivative  instruments  and to offset  potential  declines in long  positions in similar  securities.  A short sale is a  transaction  in which the  Portfolio  sells a security  it does not own in  anticipation  that the  market  price of that security will decline.

         When the Portfolio makes a short sale, it must borrow the security sold short and deliver it to the  broker-dealer  through which it made the short sale as collateral  for its  obligation to deliver the security upon  conclusion of the sale.  The Portfolio may have to pay a fee to borrow  particular  securities  and is often  obligated to pay over any accrued  interest on such  borrowed securities.

         If the price of the  security  sold  short  increases  between  the time of the short  sale and the time and the  Portfolio replaces the borrowed security,  the Portfolio will incur a loss;  conversely,  if the price declines,  the Portfolio will realize a capital gain. Any gain will be decreased,  and any loss increased,  by the transaction  costs  described  above.  The successful use of short selling may be adversely  affected by imperfect  correlation  between movements in the price of the security sold short and the securities being hedged.

         To the extent that the Portfolio  engages in short sales, it will provide  collateral to the  broker-dealer  and (except in the case of short sales "against the box") will maintain  additional  asset coverage in the form of cash or other liquid assets in a segregated  account.  The Portfolio  does not intend to enter into short sales (other than those  "against the box") if  immediately after such sale the aggregate of the value of all collateral  plus the amount in such segregated  account  exceeds  one-third of the value of the  Portfolio's  net assets.  This  percentage  may be varied by action of the Trust's Board of Trustees.  A short sale is
"against the box" to the extent that the Portfolio  contemporaneously  owns, or has the right to obtain at no added cost, securities identical to those sold short.

         Derivative  Instruments.  In pursuing  its  individual  objective,  the  Portfolio  may, as  described  in the  Prospectus, purchase and sell (write) both put options and call options on securities,  securities indexes,  and foreign  currencies,  and enter into interest rate,  foreign currency and index futures contracts and purchase and sell options on such futures  contracts  ("future options") for hedging  purposes.  The Portfolio also may enter into swap  agreements  with respect to foreign  currencies,  interest rates and indexes of securities.  If other types of financial instruments,  including other types of options,  futures contracts, or futures  options are traded in the  future,  the  Portfolio  may also use those  instruments,  provided  that the  Trust's  Board of
Trustees  determines  that their use is  consistent  with the  Portfolio's  investment  objective,  and  provided  that their use is consistent  with  restrictions  applicable  to options and futures  contracts  currently  eligible for use by the Trust (i.e.,  that written  call or put options will be  "covered"  or  "secured"  and that  futures and futures  options will be used only for hedging purposes).

         Options  on  Securities  and  Indexes.  The  Portfolio  may  purchase  and sell both put and call  options on debt or other securities or indexes in standardized  contracts  traded on foreign or national  securities  exchanges,  boards of trade, or similar entities,  or quoted on NASDAQ or on a regulated foreign  over-the-counter  market, and agreements sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

         The  Portfolio  will write call  options  and put  options  only if they are  "covered."  In the case of a call option on a security,  the option is "covered" if the Portfolio owns the security  underlying the call or has an absolute and immediate right to acquire that security  without  additional  cash  consideration  (or, if additional  cash  consideration  is required,  cash or cash equivalents or other liquid assets in such amount are placed in a segregated  account by its custodian)  upon conversion or exchange of other  securities  held by the Portfolio.  For a call option on an index,  the option is covered if the Portfolio  maintains with its custodian cash or cash  equivalents  equal to the contract  value.  A call option is also covered if the Portfolio  holds a call on the same  security  or index as the call  written  where  the  exercise  price of the call  held is (i) equal to or less than the exercise  price of the call  written,  or (ii) greater than the  exercise  price of the call  written,  provided the  difference  is maintained by the Portfolio in cash or cash  equivalents in a segregated  account with its custodian.  A put option on a security or an index is "covered" if the Portfolio  maintains cash or cash equivalents equal to the exercise price in a segregated  account with its  custodian.  A put option is also covered if the  Portfolio  holds a put on the same  security or index as the put written where the  exercise  price of the put held is (i) equal to or greater than the  exercise  price of the put written,  or (ii) less than the exercise  price of the put written,  provided the  difference  is  maintained  by the  Portfolio  in cash or cash  equivalents  in a segregated account with its custodian.

         If an option written by the Portfolio  expires,  the Portfolio realizes a capital gain equal to the premium received at the time the option was written.  If an option purchased by the Portfolio  expires  unexercised,  the Portfolio  realizes a capital loss equal to the premium paid.

         Prior to the  earlier of  exercise  or  expiration,  an option may be closed out by an  offsetting  purchase  or sale of an option of the same  series  (type,  exchange,  underlying  security  or index,  exercise  price,  and  expiration).  There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Portfolio desires.

         The Portfolio  will realize a capital gain from a closing  purchase  transaction  if the cost of the closing option is less than the premium  received  from writing the option,  or if it is more,  the  Portfolio  will realize a capital loss. If the premium received  from a closing  sale  transaction  is more than the premium  paid to purchase  the option,  the  Portfolio  will realize a capital gain or, if it is less,  the Portfolio will realize a capital loss.  The principal  factors  affecting the market value of a put or a call option  include supply and demand,  interest  rates,  the current market price of the underlying  security or index in relation to the exercise price of the option,  the volatility of the underlying  security or index, and the time remaining until the expiration date.

         The premium paid for a put or call option  purchased by the Portfolio is an asset of the  Portfolio.  The premium  received for a option  written by the Portfolio is recorded as a deferred  credit.  The value of an option  purchased or written is marked to market  daily and is valued at the  closing  price on the  exchange  on which it is traded  or, if not traded on an  exchange  or no closing  price is  available,  at the mean between the last bid and asked  prices.  For a discussion  of certain  risks  involved in options, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign  Currency  Options.  The Portfolio may buy or sell put and call options on foreign  currencies  either on exchanges or in the  over-the-counter  market.  A put  option on a foreign  currency  gives the  purchaser  of the  option the right to sell a foreign  currency at the  exercise  price until the option  expires.  Currency  options  traded on U.S.  or other  exchanges  may be subject to  position  limits  which may limit the ability of the  Portfolio  to reduce  foreign  currency  risk using such  options.
Over-the-counter  options  differ from traded  options in that they are two-party  contracts  with price and other terms  negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

         Futures  Contracts  and Options on Futures  Contracts.  The  Portfolio  may use interest  rate,  foreign  currency or index futures  contracts,  as specified in the Trust's  Prospectus.  An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial  instrument,  foreign currency or the cash value of an index at a specified  price and time. A futures  contract on an index is an agreement  pursuant to which two parties agree to take or make delivery of an amount of cash equal to the  difference  between the value of the index at the close of the last trading day of the contract and the price at which the index  contract  was  originally  written.  Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made.

         The  Portfolio  may  purchase  and  write  call  and  put  futures  options.  Futures  options  possess  many  of the  same characteristics  as options on securities and indexes  (discussed  above).  A futures  option gives the holder the right,  in return for the premium paid, to assume a long position (call) or short position (put) in a futures  contract at a specified  exercise price at any time during the period of the option.  Upon  exercise of a call option,  the holder  acquires a long  position in the futures contract and the writer is assigned the opposite short position.  In the case of a put option, the opposite is true.

         To comply with applicable  rules of the CFTC under which the Trust and the Portfolio avoid being deemed a "commodity  pool"
or a "commodity pool operator," the Portfolio  intends  generally to limit its use of futures contracts and futures options to "bona fide hedging"  transactions,  as such term is defined in applicable  regulations,  interpretations  and practice.  For example,  the
Portfolio might use futures  contracts to hedge against  anticipated  changes in interest rates that might  adversely  affect either the value of the  Portfolio's  securities or the price of the securities  which the Portfolio  intends to purchase.  The Portfolio's hedging  activities may include sales of futures contracts as an offset against the effect or expected  increases in interest rates, and  purchases  of futures  contracts  as an offset  against the effect of  expected  declines in  interest  rates.  Although  other techniques could be used to reduce that Portfolio's  exposure to interest rate fluctuations,  the Portfolio may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

         The Portfolio will only enter into futures  contracts and futures  options which are  standardized  and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

         When a purchase or sale of a futures  contract is made by the  Portfolio,  the  Portfolio  is required to deposit  with its custodian (or broker,  if legally  permitted) a specified  amount of cash or U.S.  Government  securities  ("initial  margin").  The margin  required for a futures  contract is set by the exchange on which the contract is traded and may be modified  during the term of the contract.  The initial margin is in the nature of a performance  bond or good faith deposit on the futures  contract which is returned to the  Portfolio  upon  termination  of the  contract,  assuming all  contractual  obligations  have been  satisfied.  The
Portfolio  expects to earn  interest  income on its initial  margin  deposits.  A futures  contract  held by the Portfolio is valued daily at the  official  settlement  price of the  exchange on which it is traded.  Each day the  Portfolio  pays or  receives  cash, called  "variation  margin,"  equal to the daily  change in value of the  futures  contract.  This  process is known as  "marking to market."  Variation  margin  does not  represent  a  borrowing  or loan by the  Portfolio  but is instead a  settlement  between the
Portfolio  and the  broker of the amount one would owe the other if the  futures  contract  expired.  In  computing  daily net asset value, each Portfolio will mark to market its open futures positions.

         The  Portfolio is also  required to deposit and maintain  margin with respect to put and call options on futures  contracts written by it. Such margin  deposits will vary depending on the nature of the underlying  futures  contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Portfolio.

         Although  some  futures  contracts  call for  making or taking  delivery  of the  underlying  securities,  generally  these obligations  are closed out prior to  delivery by  offsetting  purchases  or sales of matching  futures  contracts  (same  exchange, underlying  security or index,  and delivery  month).  If an offsetting  purchase  price is less than the original  sale price,  the
Portfolio  realizes a capital gain, or if it is more,  the Portfolio  realizes a capital  loss.  Conversely,  if an offsetting  sale price is more than the original  purchase price, the Portfolio  realizes a capital gain, or if it is less, the Portfolio  realizes a capital loss.  The transaction costs must also be included in these calculations.

         Limitations on Use of Futures and Futures  Options.  In general,  the Portfolio  intends to enter into positions in futures contracts  and related  options only for "bona fide  hedging"  purposes.  With  respect to positions in futures and related  options that do not  constitute  bona fide  hedging  positions,  the  Portfolio  will not enter into a futures  contract  or futures  option contract if, immediately  thereafter,  the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option  positions,  less the amount by which any such options are  "in-the-money,"  would exceed 5% of the  Portfolio's total assets.  A call option is  "in-the-money"  if the value of the futures  contract that is the subject of the option exceeds the exercise  price.  A put option is  "in-the-money"  if the  exercise  price  exceeds  the value of the futures  contract  that is the subject of the option.

         When purchasing a futures  contract,  the Portfolio will maintain with its custodian (and  mark-to-market on a daily basis)
cash or other liquid assets that, when added to the amounts  deposited with a futures  commission  merchant as margin,  are equal to the market value of the futures  contract.  Alternatively,  the Portfolio may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Portfolio.

         When selling a futures  contract,  the Portfolio  will maintain with its custodian  (and  mark-to-market  on a daily basis)
liquid assets that, when added to the amount deposited with a futures  commission  merchant as margin, are equal to the market value of the  instruments  underlying  the  contract.  Alternatively,  the  Portfolio  may "cover" its position by owning the  instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility  substantially  similar to that of the index on which the futures  contract is based),  or by holding a call option  permitting  the  Portfolio to purchase the same futures  contract  at a price no  higher  than the price of the  contract  written  by the  Portfolio  (or at a higher  price if the difference is maintained in liquid assets with the Trust's custodian).

         When selling a call option on a futures contract,  the Portfolio will maintain with its custodian (and  mark-to-market on a daily basis) cash or other liquid assets that,  when added to the amounts  deposited with a futures  commission  merchant as margin, equal the total  market value of the futures  contract  underlying  the call  option.  Alternatively,  the  Portfolio  may cover its position  by  entering  into a long  position in the same  futures  contract at a price no higher than the strike  price of the call option,  by owning the instruments  underlying the futures  contract,  or by holding a separate call option permitting the Portfolio to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Portfolio.

         When selling a put option on a futures  contract,  the Portfolio  will maintain with its custodian (and mark-to market on a daily  basis)  cash or other  liquid  assets that equal the  purchase  price of the  futures  contract,  less any margin on deposit.
Alternatively,  the Portfolio may cover the position  either by entering into a short position in the same futures  contract,  or by owning a separate put option  permitting  it to sell the same  futures  contract so long as the strike  price of the  purchased  put option is the same or higher than the strike price of the put option sold by the Portfolio.

         Swap  Agreements.  The Portfolio may enter into interest rate,  index,  credit and currency  exchange rate swap  agreements for  purposes of  attempting  to obtain a particular  desired  return at a lower cost to the  Portfolio  than if the  Portfolio  had invested  directly  in an  instrument  that  yielded  that  desired  return.  The  Portfolio  may also  enter  into  options on swap agreements.  For a discussion of swap  agreements,  see the Trust's  Prospectus  under  "Investment  Objectives  and  Policies." The
Portfolio's  obligations  under a swap agreement  will be accrued daily (offset  against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap  counterparty  will be covered by the maintenance of a segregated  account  consisting of cash or other liquid assets to avoid any potential  leveraging of the  Portfolio's  portfolio.  The Portfolio will not enter into a swap  agreement  with any single party if the net amount owned or to be received  under  existing  contracts with that party would exceed 5% of the Portfolio's assets.

         Whether the Portfolio's  use of swap  agreements will be successful in furthering its investment  objective of total return will depend on the  Sub-advisor's  ability  correctly to predict  whether certain types of investments are likely to produce greater returns  than other  investments.  Because they are two party  contracts  and because they may have terms of longer than seven days, swap  agreements  may be considered to be illiquid.  Moreover,  the  Portfolio  bears the risk of loss of the amount  expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement  counterparty.  The  Sub-advisor  will cause the Portfolio to enter into swap agreements only with  counterparties  that would be eligible for  consideration as repurchase agreement  counterparties under the Portfolio's  repurchase agreement  guidelines.  Certain restrictions imposed on the Portfolio by the Internal  Revenue Code may limit the  Portfolio's  ability to use swap  agreements.  The swaps market is a relatively new market and is largely  unregulated.  It is possible that  developments  in the swaps market,  including  potential  government  regulation, could  adversely  affect the  Portfolio's  ability to terminate  existing swap agreements or to realize amounts to be received under such agreements.

         Certain swap  agreements  are exempt from most  provisions of the Commodity  Exchange Act ("CEA") and,  therefore,  are not regulated as futures or commodity option  transactions  under the CEA, pursuant to regulations  approved by the CFTC. To qualify for this exemption,  a swap agreement must be entered into by "eligible  participants."  To be eligible,  natural persons and most other entities must have total assets  exceeding $10 million;  commodity  pools and employee  benefit plans must have assets  exceeding $5 million.  In addition,  an eligible swap  transaction  must meet three  conditions.  First,  the swap agreement may not be part of a fungible class of agreements that are standardized as to their material  economic terms.  Second,  the  creditworthiness  of parties with actual or potential  obligations under the swap agreement must be a material  consideration in entering into or determining the terms of the swap agreement,  including pricing,  cost or credit  enhancement terms.  Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

         This exemption is not  exclusive,  and  partnerships  may continue to rely on existing  exclusions  for swaps,  such as the
Policy Statement issued in July 1989 which  recognized a safe harbor for swap  transactions  from regulation as futures or commodity option  transactions  under the CEA or its regulations.  The Policy Statement applies to swap transactions  settled in cash that (1)
have individual  tailored terms, (2) lack  exchange-style  offset and the use of a clearing  organization or margin system,  (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

         Structured  Notes.  Structured notes are derivative debt securities,  the interest rate or principal of which is related to another  economic  indicator or financial  market index.  Indexed  securities  include  structured notes as well as securities other than debt  securities,  the interest  rate or principal of which is determined by such an unrelated  indicator.  Indexed  securities may include a multiplier  that  multiplies the indexed element by a specified  factor and,  therefore,  the value of such securities may be very volatile.  To the extent the Portfolio invests in these securities,  however,  the Sub-advisor analyzes these securities in its overall  assessment of the effective duration of the Portfolio's  portfolio in an effort to monitor the Portfolio's  interest rate risk.

         Foreign Currency  Exchange-Related  Securities.  The Portfolio may invest in foreign currency warrants,  principal exchange rate linked  securities and performance  indexed paper.  For a description of these  instruments,  see this Statement under "Certain
Risk Factor and Investment Methods."

         Warrants to Purchase  Securities.  The  Portfolio  may invest in or acquire  warrants  to purchase  equity or  fixed-income securities.  Bonds with warrants  attached to purchase equity  securities have many  characteristics  of convertible bonds and their prices may, to some degree,  reflect the  performance of the underlying  stock.  Bonds also may be issued with warrants  attached to purchase  additional  fixed-income  securities  at the same coupon rate. A decline in interest  rates would permit the  Portfolio to buy  additional  bonds at the  favorable  rate or to sell the  warrants at a profit.  If interest  rates rise,  the  warrants  would generally expire with no value.

         Hybrid  Instruments.  The  Portfolio  may  invest up to 5% of its assets in hybrid  instruments.  A hybrid  instrument  can combine the  characteristics of securities,  futures,  and options.  Hybrids can be used as an efficient means of pursuing a variety of investment goals,  including currency hedging,  duration management,  and increased total return. For an additional discussion of hybrid instruments and certain risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

         Inverse  Floaters.  The  Portfolio may also invest in inverse  floating rate debt  instruments  ("inverse  floaters").  The interest rate on an inverse  floater resets in the opposite  direction from the market rate of interest to which the inverse floater is indexed.  An inverse  floating rate security may exhibit greater price  volatility than a fixed rate obligation of similar credit quality.  The Portfolio  will not invest more than 5% of its net assets in any  combination  of inverse  floater,  interest only, or principal only securities.

         Loan  Participations.  The Portfolio may purchase  participations  in commercial loans. Such indebtedness may be secured or unsecured.  Loan  participations  typically  represent  direct  participation in a loan to a corporate  borrower,  and generally are offered by banks or other  financial  institutions  or lending  syndicates.  When  purchasing  loan  participations,  the  Portfolio assumes the credit risk  associated  with the corporate  borrower and may assume the credit risk  associated with an interposed bank or other  financial  intermediary.  The  participation  interests in which the  Portfolio  intends to invest may not be rated by any nationally recognized rating service.

         A loan is often  administered  by an agent bank acting as agent for all holders.  The agent bank  administers  the terms of the loan, as specified in the loan agreement.  In addition,  the agent bank is normally  responsible for the collection of principal and interest payments from the corporate  borrower and the  apportionment of these payments to the credit of all institutions  which are parties to the loan  agreement.  Unless,  under the terms of the loan or other  indebtedness,  the Portfolio has direct recourse against  the  corporate  borrower,  the  Portfolio  may have to rely on the  agent  bank or other  financial  intermediary  to apply appropriate credit remedies against a corporate borrower.

         A financial  institution's  employment  as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes  insolvent.  A successor agent bank would  generally be appointed to replace the terminated  agent bank, and assets held by the agent bank under the loan agreement  should remain  available to holders of such  indebtedness.  However,  if assets held by the agent bank for the  benefit of the  Portfolio  were  determined  to be subject to the claims of the agent  bank's general  creditors,  the Portfolio  might incur certain costs and delays in realizing  payment on a loan or loan  participation  and could suffer a loss of principal  and/or  interest.  In situations  involving  other  interposed  financial  institutions  (e.g., an insurance company or governmental agency) similar risks may arise.

         Purchasers of loans and other forms of direct  indebtedness  depend  primarily upon the  creditworthiness  of the corporate borrower for payment of principal  and interest.  If the  Portfolio  does not receive  scheduled  interest or principal  payments on such  indebtedness,  the  Portfolio's  share price and yield could be adversely  affected.  Loans that are fully  secured  offer the
Portfolio more  protection  than an unsecured loan in the event of non-payment of scheduled  interest or principal.  However,  there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate  borrower's  obligation,  or that the collateral can be liquidated.

         The  Portfolio  may invest in loan  participations  with credit  quality  comparable  to that of issuers of its  securities investments.  Indebtedness of companies  whose  creditworthiness  is poor involves  substantially  greater risks,  and may be highly speculative.  Some  companies  may  never  pay  off  their  indebtedness,  or may pay  only a small  fraction  of the  amount  owed.
Consequently,  when investing in  indebtedness of companies with poor credit,  the Portfolio bears a substantial  risk of losing the entire amount invested.

         The  Portfolio  limits the amount of its total  assets that it will invest in any one issuer or in issuers  within the same industry (see "Investment  Restrictions").  For purposes of these limits, the Portfolio  generally will treat the corporate borrower as the  "issuer"  of  indebtedness  held by the  Portfolio.  In the  case  of loan  participations  where  a bank or  other  lending institution  serves as a financial  intermediary  between the Portfolio and the corporate  borrower,  if the participation  does not shift to the  Portfolio the direct  debtor-creditor  relationship  with the  corporate  borrower,  SEC  interpretations  require the
Portfolio to treat both the lending bank or other lending  institution  and the corporate  borrower as "issuers" for the purposes of determining  whether  the  Portfolio  has  invested  more  than 5% of its total  assets in a single  issuer.  Treating  a  financial intermediary  as an issuer of  indebtedness  may  restrict the  Portfolio's  ability to invest in  indebtedness  related to a single financial  intermediary,  or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

         Loan and other types of direct  indebtedness  may not be readily  marketable and may be subject to  restrictions on resale.
In some cases,  negotiations  involved in disposing of indebtedness may require weeks to complete.  Consequently,  some indebtedness may be difficult or impossible to dispose of readily at what the  Sub-advisor  believes to be a fair price.  In addition,  valuation of illiquid  indebtedness  involves a greater degree of judgment in determining  the  Portfolio's net asset value than if that value were based on available  market  quotations,  and could result in significant  variations in the  Portfolio's  daily share price. At the same time, some loan interests are traded among certain  financial  institutions  and  accordingly may be deemed liquid.  As the market for different types of indebtedness  develops,  the liquidity of these instruments is expected to improve.  In addition,  the
Portfolio  currently  intends to treat  indebtedness for which there is no readily  available market as illiquid for purposes of the
Portfolio's  limitation on illiquid  investments.  Investments  in loan  participations  are considered to be debt  obligations  for purposes of the Company's investment restriction relating to the lending of funds or assets by the Portfolio.

         Investments  in loans through a direct  assignment of the financial  institution's  interests  with respect to the loan may involve  additional  risks to the  Portfolio.  For example,  if a loan is foreclosed,  the Portfolio  could become part owner of any collateral,  and would bear the costs and liabilities  associated with owning and disposing of the  collateral.  In addition,  it is conceivable  that under  emerging  legal  theories of lender  liability,  the  Portfolio  could be held liable as  co-lender.  It is
unclear   whether  loans  and  other  forms  of  direct   indebtedness   offer   securities  law   protections   against  fraud  and
misrepresentation.  In the absence of definitive  regulatory  guidance,  the Portfolio  relies on the  Sub-advisor's  research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Portfolio.

         Delayed  Funding Loans and Revolving  Credit  Facilities.  The  Portfolio  may enter into,  or acquire  participations  in, delayed  funding  loans and revolving  credit  facilities.  Delayed  funding loans and  revolving  credit  facilities  are borrowing arrangements  in which the lender agrees to make loans up to a maximum amount upon demand by the borrower  during a specified  term.
These  commitments  may have the effect of requiring the  Portfolio to increase its  investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's  financial  condition makes it unlikely that such amounts will be repaid).  To the extent that the  Portfolio is committed  to advance  additional  funds,  it will at all times  segregate  liquid assets,  determined to be liquid by the  Sub-advisor  in accordance  with  procedures  established  by the Board of Trustees,  in an amount  sufficient  to meet such  commitments.  The Portfolio may invest in delayed  funding loans and revolving  credit  facilities with credit  quality  comparable to that of issuers of its  securities  investments.  Delayed  funding  loans and  revolving  credit facilities may be subject to restrictions on transfer,  and only limited  opportunities may exist to resell such  instruments.  As a result,  the  Portfolio  may be unable to sell such  investments  at an opportune  time or may have to resell them at less than fair market value. The Portfolio  currently  intend to treat delayed funding loans and revolving credit  facilities for which there is no readily available market as illiquid for purposes of the Portfolio's  limitation on illiquid  investments.  Participation  interests in revolving  credit  facilities will be subject to the limitations  discussed  above under "Loan  Participations."  Delayed funding loans and revolving  credit  facilities are considered to be debt  obligations  for purposes of the Trust's  investment  restriction relating to the lending of funds or assets by the Portfolio.

         Investment  Policies Which May Be Changed Without  Shareholder  Approval.  The following  limitations are applicable to the
AST PIMCO Total Return Bond Portfolio.  These  limitations are not  "fundamental"  restrictions,  and may be changed by the Trustees without shareholder approval.

         1.       The  Portfolio  will not  change  its  policy to invest  at least 80% of the value of its  assets in fixed  income securities unless it provides 60 days prior written notice to its shareholders.

         2.       The Portfolio  will not invest more than 15% of the assets of the Portfolio  (taken at market value at the time of the investment) in "illiquid  securities,"  illiquid  securities being defined to include securities subject to legal or contractual restrictions on resale (which may include  private  placements),  repurchase  agreements  maturing in more than seven days,  certain options  traded over the counter that the Portfolio has purchased,  securities  being used to cover options a Portfolio has written, securities for which market quotations are not readily available,  or other securities which legally or in the Sub-advisor's  option may be deemed illiquid.

         3.       The Portfolio  will not purchase  securities for the Portfolio  from, or sell portfolio  securities to, any of the officers and directors or Trustees of the Trust or of the Investment Manager or of the Sub-advisor.

         4.       The Portfolio  will not invest more than 5% of the assets of the  Portfolio  (taken at market value at the time of investment) in any combination of interest only, principal only, or inverse floating rate securities.

AST PIMCO Limited Maturity Bond Portfolio:

Investment  Objective:  The investment objective of the Portfolio is to seek to maximize total return,  consistent with preservation of capital and prudent investment management.

Investment Policies:

         Borrowing.  The Portfolio may borrow for  temporary  administrative  purposes.  This  borrowing may be unsecured.  The 1940
Act requires the Portfolio to maintain  continuous  asset coverage (that is, total assets  including  borrowings,  less  liabilities exclusive  of  borrowings)  of 300% of the  amount  borrowed.  If the 300%  asset  coverage  should  decline  as a result  of market fluctuations  or other  reasons,  the Portfolio may be required to sell some of its portfolio  holdings  within three days to reduce the debt and  restore  the 300%  asset  coverage,  even  though it may be  disadvantageous  from an  investment  standpoint  to sell securities  at that time.  Borrowing  will tend to  exaggerate  the effect on net asset  value of any  increase  or  decrease in the market value of the  Portfolio's  securities.  Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities  purchased.  The Portfolio also may be required to maintain  minimum  average  balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit;  either of these  requirements  would increase the cost of borrowing over the stated interest rate.

         Among the forms of  borrowing  in which the  Portfolio  may  engage is the entry  into  reverse  repurchase  agreements.  A reverse repurchase agreement involves the sale of the  Portfolio-eligible  security by the Portfolio,  coupled with its agreement to repurchase  the  instrument  at a specified  time and price.  The Portfolio  will  maintain a segregated  account with its Custodian consisting of cash or other liquid  assets equal (on a daily  mark-to-market  basis) to its  obligations  under  reverse  repurchase agreements with broker-dealers  (but not banks).  However,  reverse repurchase  agreements involve the risk that the market value of securities  retained by the Portfolio may decline below the  repurchase  price of the securities  sold by the Portfolio  which it is obligated to repurchase.  To the extent that the Portfolio  collateralizes  its obligations  under a reverse  repurchase  agreement, the asset coverage requirements of the 1940 Act will not apply.

         In addition to the above,  the Portfolio  may enter into reverse  repurchase  agreements  and  "mortgage  dollar  rolls." A reverse repurchase  agreement  involves the sale of a  portfolio-eligible  security by the Portfolio,  coupled with its agreement to repurchase the instrument at a specified  time and price.  In a "dollar roll"  transaction  the Portfolio  sells a  mortgage-related security  (such as a GNMA  security)  to a dealer and  simultaneously  agrees to  repurchase  a similar  security  (but not the same security)  in the future at a  pre-determined  price.  A "dollar  roll" can be viewed,  like a reverse  repurchase  agreement,  as a collateralized  borrowing in which the  Portfolio  pledges a  mortgage-related  security to a dealer to obtain  cash.  Unlike in the case of reverse  repurchase  agreements,  the dealer with which the Portfolio enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Portfolio,  but only securities which are  "substantially  identical."
To be considered  "substantially  identical," the securities  returned to the Portfolio generally must: (1) be collateralized by the same types of underlying  mortgages;  (2) be issued by the same agency and be part of the same program;  (3) have a similar original stated maturity;  (4) have identical net coupon rates; (5) have similar market yields (and therefore  price);  and (6) satisfy "good delivery"  requirements,  meaning that the aggregate principal amounts of the securities  delivered and received back must be within
2.5% of the initial amount  delivered.  The Portfolio's  obligations  under a dollar roll agreement must be covered by cash or other liquid assets equal in value to the securities subject to repurchase by the Portfolio, maintained in a segregated account.

         Both  dollar  roll and  reverse  repurchase  agreements  will be subject to the 1940 Act's  limitations  on  borrowing,  as discussed above.  Furthermore,  because dollar roll  transactions  may be for terms ranging between one and six months,  dollar roll transactions may be deemed "illiquid" and subject to the Portfolio's overall limitations on investments in illiquid securities.

         Corporate Debt  Securities.  The Portfolio's  investments in U.S.  dollar- or foreign  currency-denominated  corporate debt securities of domestic or foreign issuers are limited to corporate debt securities  (corporate  bonds,  debentures,  notes and other similar  corporate debt  instruments,  including  convertible  securities) which meet the minimum ratings criteria set forth for the
Portfolio,  or, if unrated,  are in the  Sub-advisor's  opinion  comparable  in quality to corporate  debt  securities  in which the
Portfolio may invest.  The rate of return or return of principal on some debt  obligations  may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

         Among the corporate  bonds in which the  Portfolio  may invest are  convertible  securities.  A  convertible  security is a bond,  debenture,  note, or other security that entitles the holder to acquire  common stock or other equity  securities of the same or a  different  issuer.  A  convertible  security  generally  entitles  the holder to receive  interest  paid or accrued  until the
convertible  security  matures  or  is  redeemed,   converted  or  exchanged.   Before  conversion,   convertible   securities  have
characteristics  similar to nonconvertible  debt securities.  Convertible  securities rank senior to common stock in a corporation's capital  structure and,  therefore,  generally entail less risk than the  corporation's  common stock,  although the extent to which such risk is  reduced  depends  in large  measure  upon the  degree to which the  convertible  security  sells  above its value as a fixed-income security.

         A  convertible  security  may be  subject  to  redemption  at the  option of the  issuer  at a  predetermined  price.  If a convertible  security  held by the  Portfolio  is called for  redemption,  the  Portfolio  would be required to permit the issuer to redeem the security  and convert it to  underlying  common  stock,  or would sell the  convertible  security to a third  party.  The
Portfolio  generally would invest in convertible  securities for their favorable price  characteristics  and total return  potential and would normally not exercise an option to convert.

         Investments in securities rated below  investment  grade that are eligible for purchase by the Portfolio (i.e.,  rated B or better by Moody's or S&P),  are  described as  "speculative"  by both Moody's and S&P.  Investment  in  lower-rated  corporate  debt securities  ("high yield  securities")  generally  provides greater income and increased  opportunity for capital  appreciation than investments in higher quality  securities,  but they also typically  entail greater price  volatility and principal and income risk.
These high yield  securities  are regarded as  predominantly  speculative  with respect to the issuer's  continuing  ability to meet principal  and  interest  payments.  The market for these  securities  is  relatively  new, and many of the  outstanding  high yield securities  have not endured a major business  recession.  A long-term  track record on default  rates,  such as that for investment grade  corporate  bonds,  does not exist for this market.  Analysis of the  creditworthiness  of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities.

         High yield securities may be more susceptible to real or perceived  adverse  economic and competitive  industry  conditions than  investment  grade  securities.  The prices of high yield  securities  have been found to be less  sensitive  to  interest-rate changes than higher-rated  investments,  but more sensitive to adverse economic downturns or individual  corporate  developments.  A projection  of an economic  downturn  or of a period of rising  interest  rates,  for  example,  could cause a decline in high yield security  prices  because the advent of a recession  could lessen the ability of a highly  leveraged  company to make  principal and interest  payments on its debt  securities.  If an issuer of high yield securities  defaults,  in addition to risking payment of all or a portion of interest and principal,  the Portfolio may incur  additional  expenses to seek  recovery.  In the case of high yield securities  structured as zero-coupon or  pay-in-kind  securities,  their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

         The  secondary  market on which  high yield  securities  are traded  may be less  liquid  than the market for higher  grade securities.  Less liquidity in the secondary  trading market could  adversely  affect the price at which the Portfolio  could sell a high  yield  security,  and could  adversely  affect  the daily  net asset  value of the  shares.  Adverse  publicity  and  investor perceptions,  whether  or not based on  fundamental  analysis,  may  decrease  the  values and  liquidity  of high yield  securities especially in a thinly-traded  market.  When secondary  markets for high yield securities are less liquid than the market for higher grade securities,  it may be more difficult to value the securities  because such valuation may require more research,  and elements of judgment may play a greater role in the valuation  because there is less reliable,  objective  data  available.  The  Sub-advisor seeks to minimize the risks of investing in all  securities  through  diversification,  in-depth  credit  analysis and  attention to current  developments  in  interest  rates and market  conditions.  For a  discussion  of the risks  involved  in  lower-rated  debt securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Participation on Creditors  Committees.  The Portfolio may from time to time participate on committees  formed by creditors to negotiate  with the management of financially  troubled  issuers of securities  held by the  Portfolio.  Such  participation  may subject the  Portfolio  to expenses  such as legal fees and may make the  Portfolio  an  "insider" of the issuer for purposes of the federal  securities  laws,  and  therefore may restrict the  Portfolio's  ability to trade in or acquire  additional  positions in a particular  security when it might  otherwise  desire to do so.  Participation  by the Portfolio on such  committees also may expose the  Portfolio to potential  liabilities  under the federal  bankruptcy  laws or other laws  governing  the rights of creditors  and debtors.  The Portfolio would  participate on such committees only when the Adviser believed that such  participation  was necessary or desirable to enforce the Portfolio's rights as a creditor or to protect the value of securities held by the Portfolio.

         Mortgage-Related  Securities.  The Portfolio may invest in  mortgage-backed  securities.  Mortgage-related  securities  are interests in pools of residential or commercial  mortgage  loans,  including  mortgage loans made by savings and loan  institutions, mortgage  bankers,  commercial  banks and others.  Pools of mortgage  loans are  assembled  as  securities  for sale to investors by various governmental,  government-related  and private  organizations (see "Mortgage  Pass-Through  Securities").  The Portfolio may
also invest in debt securities  which are secured with collateral  consisting of  mortgage-related  securities (see  "Collateralized
Mortgage Obligations"), and in other types of mortgage-related securities.

         Interests in pools of  mortgage-related  securities differ from other forms of debt securities,  which normally provide for periodic  payment of  interest in fixed  amounts  with  principal  payments at maturity  or  specified  call dates.  Instead,  these securities  provide a monthly  payment which  consists of both  interest and principal  payments.  In effect,  these  payments are a
"pass-through" of the monthly payments made by the individual  borrowers on their  residential or commercial  mortgage loans, net of any fees paid to the issuer or guarantor of such  securities.  Additional  payments are caused by repayments of principal  resulting from  the  sale of the  underlying  property,  refinancing  or  foreclosure,  net of fees  or  costs  which  may be  incurred.  Some mortgage-related  securities (such as securities issued by the Government National Mortgage  Association) are described as "modified pass-through."  These  securities  entitle the holder to receive all interest and principal  payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

         The principal  governmental  guarantor of  mortgage-related  securities is the  Government  National  Mortgage  Association
("GNMA").  GNMA is a wholly owned United States  Government  corporation  within the  Department  of Housing and Urban  Development.
GNMA is authorized to guarantee,  with the full faith and credit of the United States  Government,  the timely  payment of principal and interest on securities  issued by institutions  approved by GNMA (such as savings and loan  institutions,  commercial  banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

         Government-related  guarantors (i.e., not backed by the full faith and credit of the United States Government)  include the
Federal  National  Mortgage  Association  ("FNMA")  and  the  Federal  Home  Loan  Mortgage   Corporation   ("FHLMC").   FNMA  is  a
government-sponsored  corporation owned entirely by private  stockholders.  It is subject to general  regulation by the Secretary of
Housing and Urban Development.  FNMA purchases  conventional  (i.e., not insured or guaranteed by any government agency) residential mortgages  from a list of approved  seller/servicers  which  include state and federally  chartered  savings and loan  associations, mutual  savings  banks,  commercial  banks and credit  unions  and  mortgage  bankers.  Pass-through  securities  issued by FNMA are guaranteed  as to timely  payment of  principal  and  interest by FNMA but are not backed by the full faith and credit of the United
States Government.

         FHLMC was created by Congress in 1970 for the purpose of increasing the  availability  of mortgage  credit for  residential housing.  It is a  government-sponsored  corporation  formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private  stockholders.  FHLMC issues  Participation  Certificates  ("PCs") which represent interests in conventional  mortgages from
FHLMC's national portfolio.  FHLMC guarantees the timely payment of interest and ultimate  collection of principal,  but PCs are not backed by the full faith and credit of the United States Government.

         Commercial  banks,  savings  and loan  institutions,  private  mortgage  insurance  companies,  mortgage  bankers and other secondary  market  issuers  also create  pass-through  pools of  conventional  residential  mortgage  loans.  Such  issuers  may, in addition,  be the originators  and/or servicers of the underlying  mortgage loans as well as the guarantors of the  mortgage-related securities.  Pools  created  by such  non-governmental  issuers  generally  offer a higher  rate of  interest  than  government  and government-related  pools because there are no direct or indirect  government or agency  guarantees of payments in the former pools.
However,  timely  payment of interest and  principal of these pools may be  supported by various  forms of insurance or  guarantees, including  individual  loan,  title,  pool and hazard  insurance and letters of credit.  The insurance and  guarantees are issued by governmental  entities,  private insurers and the mortgage poolers.  Such insurance and guarantees and the  creditworthiness  of the issuers  thereof will be  considered  in  determining  whether a  mortgage-related  security  meets the Trust's  investment  quality standards.  There can be no  assurance  that the private  insurers or  guarantors  can meet their  obligations  under the  insurance policies  or  guarantee  arrangements.  The  Fixed-Income  Portfolio  may  buy  mortgage-related  securities  without  insurance  or guarantees  if, through an examination of the loan  experience and practices of the  originator/servicers  and poolers,  the Adviser determines  that the  securities  meet  the  Trust's  quality  standards.  Although  the  market  for such  securities  is  becoming increasingly liquid,  securities issued by certain private  organizations may not be readily marketable.  No Portfolio will purchase mortgage-related  securities or any other assets which in the Adviser's  opinion are illiquid if, as a result,  more than 15% of the value of the Portfolio's total assets will be illiquid.

         Mortgage-backed  securities that are issued or guaranteed by the U.S. Government,  its agencies or  instrumentalities,  are not subject to the Portfolio' industry concentration  restrictions,  set forth in this Statement under "Investment Restrictions," by virtue  of the  exclusion  from  that  test  available  to  all  U.S.  Government  securities.  In  the  case  of  privately  issued mortgage-related  securities,  the Portfolio takes the position that  mortgage-related  securities do not represent interests in any particular  "industry" or group of industries.  The assets  underlying  such securities may be represented by the Portfolio of first lien  residential  mortgages  (including both whole mortgage loans and mortgage  participation  interests) or portfolios of mortgage pass-through  securities issued or guaranteed by GNMA, FNMA or FHLMC.  Mortgage loans underlying a mortgage-related  security may in turn be insured or guaranteed by the Federal Housing  Administration or the Department of Veterans  Affairs.  In the case of private issue  mortgage-related  securities  whose  underlying  assets are neither U.S.  Government  securities nor U.S.  Government-insured mortgages,  to the extent that real properties  securing such assets may be located in the same  geographical  region,  the security may be subject  to a greater  risk of default  than other  comparable  securities  in the event of adverse  economic,  political  or business  developments  that may affect such region and,  ultimately,  the ability of  residential  homeowners  to make  payments of principal and interest on the underlying mortgages.

                  Collateralized  Mortgage  Obligations  (CMOs).  A CMO is a hybrid  between a  mortgage-backed  bond and a mortgage pass-through  security.  Similar to a bond,  interest  and  prepaid  principal  is paid,  in most cases,  semiannually.  CMOs may be collateralized  by whole mortgage loans, but are more typically  collateralized  by portfolios of mortgage  pass-through  securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

         CMOs are structured  into multiple  classes,  each bearing a different  stated  maturity.  Actual maturity and average life will depend upon the prepayment  experience of the  collateral.  CMOs provide for a modified form of call  protection  through a de
                                                                                                                                 ---
facto  breakdown of the underlying  pool of mortgages  according to how quickly the loans are repaid.  Monthly  payment of principal
-----
received  from the pool of  underlying  mortgages,  including  prepayments,  is first  returned to  investors  holding the  shortest maturity class.  Investors  holding the longer maturity  classes receive  principal only after the first class has been retired.  An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

         In a typical CMO transaction,  a corporation  ("issuer")  issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds").
Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through  certificates  ("Collateral").  The Collateral is pledged to a third party trustee as security for the Bonds.  Principal  and interest  payments  from the  Collateral  are used to pay  principal  on the  Bonds in the  order A, B, C, Z. The  Series A, B, and C Bonds all bear  current  interest.  Interest  on the
Series Z Bond is accrued and added to  principal  and a like  amount is paid as  principal  on the Series A, B, or C Bond  currently being paid off.  When the Series A, B, and C Bonds are paid in full,  interest and  principal on the Series Z Bond begins to be paid currently.  With some  CMOs,  the issuer  serves as a conduit to allow loan  originators  (primarily  builders  or savings  and loan associations) to borrow against their loan portfolios.

                  FHLMC  Collateralized  Mortgage  Obligations.  FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having  different  maturity  dates which are secured by the pledge of a pool of  conventional  mortgage  loans  purchased  by FHLMC.
Unlike  FHLMC PCs,  payments of  principal  and  interest on the CMOs are made  semiannually,  as opposed to monthly.  The amount of principal payable on each semiannual  payment date is determined in accordance with FHLMC's mandatory sinking fund schedule,  which, in turn, is equal to  approximately  100% of FHA prepayment  experience  applied to the mortgage  collateral  pool. All sinking fund payments in the CMOs are allocated to the  retirement of the  individual  classes of bonds in the order of their stated  maturities.
Payment  of  principal  on the  mortgage  loans in the  collateral  pool in excess of the  amount of FHLMC's  minimum  sinking  fund obligation  for any  payment  date  are  paid to the  holders  of the CMOs as  additional  sinking  fund  payments.  Because  of the
"pass-through"  nature of all  principal  payments  received  on the  collateral  pool in excess of  FHLMC's  minimum  sinking  fund requirement,  the rate at which  principal  of the CMOs is  actually  repaid is likely to be such that each  class of bonds  will be retired in advance of its scheduled maturity date.

         If collection of principal  (including  prepayments)  on the mortgage  loans during any  semiannual  payment  period is not sufficient  to meet FHLMC's  minimum  sinking fund  obligation  on the next sinking fund payment  date,  FHLMC agrees to make up the deficiency from its general funds.

         Criteria for the  mortgage  loans in the pool  backing the FHLMC CMOs are  identical  to those of FHLMC PCs.  FHLMC has the right to substitute  collateral in the event of  delinquencies  and/or  defaults.  For an additional  discussion of  mortgage-backed securities  and certain risks  involved  therein,  see this  Statement and the Trust's  Prospectus  under  "Certain Risk Factors and
Investment Methods."

         Other Mortgage-Related  Securities.  Other mortgage-related  securities include securities other than those described above that directly or indirectly  represent a  participation  in, or are secured by and payable from,  mortgage  loans on real  property, including  CMO  residuals  or  stripped  mortgage-backed  securities.  Other  mortgage-related  securities  may be  equity  or  debt securities issued by agencies or  instrumentalities  of the U.S.  Government or by private originators of, or investors in, mortgage loans, including savings and loan associations,  homebuilders,  mortgage banks,  commercial banks,  investment banks,  partnerships, trusts and special purpose entities of the foregoing.

                  CMO Residuals.  CMO residuals are derivative  mortgage securities issued by agencies or  instrumentalities  of the
U.S.  Government  or by  private  originators  of, or  investors  in,  mortgage  loans,  including  savings  and loan  associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

         The cash flow generated by the mortgage  assets  underlying a series of CMOs is applied first to make required  payments of principal  and  interest on the CMOs and second to pay the related  administrative  expenses  of the issuer.  The  residual in a CMO structure  generally  represents the interest in any excess cash flow remaining  after making the foregoing  payments.  Each payment of such excess  cash flow to a holder of the  related  CMO  residual  represents  income  and/or a return of capital.  The amount of residual cash flow resulting from a CMO will depend on, among other things,  the  characteristics of the mortgage assets, the coupon rate of each class of CMO,  prevailing  interest rates, the amount of administrative  expenses and the prepayment  experience on the mortgage  assets.  In  particular,  the yield to maturity on CMO  residuals is extremely  sensitive  to  prepayments  on the related underlying  mortgage  assets,  in the same manner as an  interest-only  ("IO")  class of stripped  mortgage-backed  securities.  See
"Other  Mortgage-Related  Securities -- Stripped  Mortgage-Backed  Securities."  In addition,  if a series of a CMO includes a class that bears  interest at an adjustable  rate,  the yield to maturity on the related CMO residual will also be extremely  sensitive to changes in the level of the index upon which  interest  rate  adjustments  are based.  As  described  below with respect to stripped mortgage-backed  securities,  in certain  circumstances  the  Portfolio  may fail to recoup  fully its initial  investment  in a CMO residual.

         CMO residuals are generally  purchased and sold by institutional  investors through several investment banking firms acting as brokers or dealers.  The CMO residual  market has only very  recently  developed  and CMO  residuals  currently  may not have the liquidity of other more  established  securities  trading in other markets.  Transactions  in CMO residuals are generally  completed only after careful review of the  characteristics of the securities in question.  In addition,  CMO residuals may or, pursuant to an exemption  therefrom,  may not have been  registered  under the  Securities Act of 1933, as amended.  CMO residuals,  whether or not registered under such Act, may be subject to certain  restrictions on  transferability,  and may be deemed "illiquid" and subject to the Portfolio's limitations on investment in illiquid securities.

                  Stripped  Mortgage-Backed  Securities.  Stripped  mortgage-backed  securities ("SMBS") are derivative  multi-class mortgage securities.  SMBS may be issued by agencies or  instrumentalities of the U.S. Government,  or by private originators of, or investors in, mortgage loans,  including  savings and loan  associations,  mortgage banks,  commercial  banks,  investment banks and special purpose entities of the foregoing.

         SMBS  are  usually  structured  with  two  classes  that  receive  different  proportions  of the  interest  and  principal distributions  on a pool of mortgage  assets.  A common type of SMBS will have one class  receiving some of the interest and most of the  principal  from the  mortgage  assets,  while the other  class will  receive  most of the  interest  and the  remainder  of the principal.  In the most  extreme  case,  one class will  receive  all of the  interest  (the IO class),  while the other  class will receive all of the principal  (the  principal-only  or "PO" class).  The yield to maturity on an IO class is extremely  sensitive to the rate of principal  payments  (including  prepayments) on the related  underlying  mortgage assets, and a rapid rate of principal payments  may have a material  adverse  effect on the  Portfolio's  yield to  maturity  from  these  securities.  If the  underlying mortgage assets  experience  greater than anticipated  prepayments of principal,  the Portfolio may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

         Although  SMBS are  purchased  and sold by  institutional  investors  through  several  investment  banking firms acting as brokers or dealers, these securities were only recently developed.  As a result, established trading markets have not yet developed and, accordingly,  these securities may be deemed "illiquid" and subject to the Portfolio's  limitations on investment in illiquid securities.

         Other  Asset-Backed  Securities.  Similarly,  the  Sub-advisor  expects that other  asset-backed  securities  (unrelated to mortgage  loans) will be offered to investors in the future.  Several types of asset-backed  securities  maybe offered to investors, including Certificates for Automobile  Receivables.  For a discussion of automobile  receivables,  see this Statement under "Certain
Risk Factors and Investment Methods."

         Foreign  Securities.  The Portfolio may invest in corporate  debt  securities of foreign  issuers  (including  preferred or preference  stock),  certain foreign bank obligations  (see "Bank  Obligations")  and U.S.  dollar- or foreign  currency-denominated obligations of foreign governments or their subdivisions,  agencies and instrumentalities,  international agencies and supranational entities.  The Portfolio may invest up to 20% of its assets in securities  denominated in foreign currencies,  and may invest beyond this limit in U.S.  dollar-denominated  securities of foreign  issuers.  The Portfolio will  concentrate its foreign  investments in securities  of issuers  based in developed  countries.  The  Portfolio  may invest up to 5% of its assets in  securities  of issuers based in emerging market  countries.  Investing in the securities of foreign issuers involves special risks and  considerations  not typically  associated  with  investing in U.S.  companies.  For a discussion of certain risks  involved in foreign  investments,  in general,  and the special risks of investing in developing  countries,  see this Statement and the Trust's Prospectus under "Certain
Risk Factors and Investment Methods."

         The  Portfolio  also may purchase and sell foreign  currency  options and foreign  currency  futures  contracts and related options (see  "Derivative  Instruments"),  and enter into forward foreign  currency  exchange  contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities.

         A forward  foreign  currency  contract  involves an  obligation  to purchase or sell a specific  currency at a future date, which may be any fixed  number of days from the date of the contract  agreed upon by the parties,  at a price set at the time of the contract.  These  contracts may be bought or sold to protect the Portfolio  against a possible loss resulting from an adverse change in the relationship  between foreign currencies and the U.S. dollar or to increase exposure to a particular  foreign currency.  Open positions in forward  contracts  are covered by the  segregation  with the Trust's  custodian of cash or other liquid assets and are marked to market  daily.  Although  such  contracts  are  intended to minimize the risk of loss due to a decline in the value of the hedged  currencies,  at the same time,  they tend to limit any potential gain which might result should the value of such currencies increase.

         Brady  Bonds.  The  Portfolio  may invest in Brady  Bonds.  Brady Bonds are  securities  created  through  the  exchange of existing  commercial  bank loans to sovereign  entities for new  obligations  in connection  with debt  restructurings  under a debt restructuring  plan  introduced by former U.S.  Secretary of the  Treasury,  Nicholas F. Brady (the "Brady  Plan").  Brady Plan debt restructurings  have been  implemented  in a number of  countries,  including  in  Argentina,  Bolivia,  Bulgaria,  Costa Rica,  the
Dominican Republic,  Ecuador, Jordan, Mexico, Niger, Nigeria, the Philippines,  Poland, Uruguay, and Venezuela. In addition,  Brazil has concluded a Brady-like plan.  It is expected that other countries will undertake a Brady Plan in the future.

         Brady Bonds have been  issued  only  recently,  and  accordingly  do not have a long  payment  history.  Brady Bonds may be collateralized  or  uncollateralized,  are issued in various  currencies  (primarily the U.S. dollar) and are actively traded in the over-the-counter  secondary  market.  U.S.  dollar-denominated,  collateralized  Brady  Bonds,  which may be fixed rate par bonds or floating rate discount bonds, are generally  collateralized  in full as to principal by U.S.  Treasury  zero-coupon bonds having the same  maturity as the Brady Bonds.  Interest  payments on these Brady Bonds  generally  are  collateralized  on a one-year or longer rolling-forward  basis by cash or securities  in an amount that,  in the case of fixed rate bonds,  is equal to at least one year of interest  payments or, in the case of floating rate bonds,  initially is equal to at least one year's interest payments based on the applicable  interest rate at that time and is adjusted at regular intervals  thereafter.  Certain Brady Bonds are entitled to "value recovery  payments" in certain  circumstances,  which in effect  constitute  supplemental  interest  payments but  generally are not collateralized.  Brady Bonds are often viewed as having three or four  valuation  components:  (i) the  collateralized  repayment of principal at final maturity; (ii) the collateralized interest payments;  (iii) the uncollateralized  interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

         Most Mexican Brady Bonds issued to date have principal  repayments at final maturity fully  collateralized by U.S. Treasury zero-coupon  bonds (or comparable  collateral  denominated in other  currencies) and interest coupon payments  collateralized  on an
18-month  rolling-forward  basis by funds held in escrow by an agent for the  bondholders.  A significant  portion of the Venezuelan
Brady Bonds and the  Argentine  Brady Bonds  issued to date have  principal  repayments  at final  maturity  collateralized  by U.S.
Treasury  zero-coupon  bonds  (or  comparable   collateral   denominated  in  other  currencies)  and/or  interest  coupon  payments collateralized  on a 14-month (for  Venezuela) or 12-month (for Argentina)  rolling-forward  basis by securities held by the Federal
Reserve Bank of New York as collateral agent.

         Brady Bonds  involve  various risk factors  including  residual risk and the history of defaults with respect to commercial bank loans by public and private  entities of countries  issuing  Brady Bonds.  There can be no assurance  that Brady Bonds in which the  Portfolio  may invest will not be subject to  restructuring  arrangements  or to requests  for new credit,  which may cause the
Portfolio to suffer a loss of interest or principal on any of its holdings.

         Bank Obligations.  Bank obligations in which the Portfolio invests include certificates of deposit,  bankers'  acceptances, and fixed time deposits.  Certificates  of deposit are negotiable  certificates  issued against funds deposited in a commercial bank for a definite  period of time and earning a specified  return.  Bankers'  acceptances  are negotiable  drafts or bills of exchange, normally  drawn by an importer or exporter to pay for specific  merchandise,  which are  "accepted" by a bank,  meaning,  in effect, that  the bank  unconditionally  agrees  to pay the  face  value  of the  instrument  on  maturity.  Fixed  time  deposits  are bank obligations  payable at a stated  maturity  date and bearing  interest at a fixed rate.  Fixed time  deposits  may be  withdrawn  on demand by the investor,  but may be subject to early  withdrawal  penalties  which vary  depending  upon market  conditions  and the remaining  maturity of the obligation.  There are no contractual  restrictions  on the right to transfer a beneficial  interest in a fixed time deposit to a third party,  although  there is no market for such  deposits.  The Portfolio  will not invest in fixed time deposits  which (1) are not subject to prepayment or (2) provide for  withdrawal  penalties  upon  prepayment  (other than overnight deposits) if, in the aggregate,  more than 15% of its assets would be invested in such deposits,  repurchase  agreements maturing in more than seven days and other illiquid assets.

         The  Portfolio  will limit its  investments  in United  States bank  obligations  to  obligations  of United  States  banks
(including  foreign  branches)  which have more than $1 billion in total  assets at the time of  investment  and are  members of the
Federal  Reserve  System,  are  examined by the  Comptroller  of the Currency or whose  deposits are insured by the Federal  Deposit
Insurance  Corporation.  The Portfolio also may invest in  certificates  of deposit of savings and loan  associations  (federally or state chartered and federally insured) having total assets in excess of $1 billion.

         The  Portfolio   will  limit  its   investments   in  foreign  bank   obligations  to  United  States  dollar-  or  foreign
currency-denominated  obligations  of foreign  banks  (including  United  States  branches  of foreign  banks)  which at the time of investment  (I) have more than $10 billion,  or the  equivalent in other  currencies,  in total assets;  (ii) in terms of assets are among the 75 largest  foreign banks in the world;  (iii) have branches or agencies  (limited  purpose offices which do not offer all banking  services) in the United States;  and (iv) in the opinion of the  Sub-advisor,  are of an investment  quality  comparable to obligations  of United States banks in which the  Portfolio may invest.  Subject to the Trust's  limitation on  concentration  of no more than 25% of its assets in the  securities  of issuers in a particular  industry,  there is no  limitation  on the amount of the
Portfolio's assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

         Obligations  of foreign banks involve  somewhat  different  investment  risks than those  affecting  obligations  of United
States  banks,  including  the  possibilities  that their  liquidity  could be impaired  because of future  political  and  economic developments,  that their  obligations may be less marketable  than  comparable  obligations of United States banks,  that a foreign jurisdiction  might impose  withholding taxes on interest income payable on those  obligations,  that foreign deposits may be seized or nationalized,  that foreign  governmental  restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those  obligations and that the selection of those  obligations  may be more difficult  because there may be less  publicly  available  information  concerning  foreign  banks or because the  accounting,  auditing and  financial reporting  standards,  practices and  requirements  applicable  to foreign  banks may differ from those  applicable to United States banks.  Foreign banks are not generally subject to examination by any United States Government agency or instrumentality.

         Short Sales.  The Portfolio may make short sales of securities  as part of their overall  portfolio  management  strategies involving the use of derivative  instruments  and to offset  potential  declines in long  positions in similar  securities.  A short sale is a  transaction  in which the  Portfolio  sells a security  it does not own in  anticipation  that the  market  price of that security will decline.

         When the Portfolio makes a short sale, it must borrow the security sold short and deliver it to the  broker-dealer  through which it made the short sale as collateral  for its  obligation to deliver the security upon  conclusion of the sale.  The Portfolio may have to pay a fee to borrow  particular  securities  and is often  obligated to pay over any accrued  interest on such  borrowed securities.

         If the price of the  security  sold  short  increases  between  the time of the short  sale and the time and the  Portfolio replaces the borrowed security,  the Portfolio will incur a loss;  conversely,  if the price declines,  the Portfolio will realize a capital gain. Any gain will be decreased,  and any loss increased,  by the transaction  costs  described  above.  The successful use of short selling may be adversely  affected by imperfect  correlation  between movements in the price of the security sold short and the securities being hedged.

         To the extent that the Portfolio  engages in short sales, it will provide  collateral to the  broker-dealer  and (except in the case of short sales "against the box") will maintain  additional  asset coverage in the form of cash or other liquid assets in a segregated  account.  The Portfolio  does not intend to enter into short sales (other than those  "against the box") if  immediately after such sale the aggregate of the value of all collateral  plus the amount in such segregated  account  exceeds  one-third of the value of the  Portfolio's  net assets.  This  percentage  may be varied by action of the Trust's Board of Trustees.  A short sale is
"against the box" to the extent that the Portfolio  contemporaneously  owns, or has the right to obtain at no added cost, securities identical to those sold short.

         Derivative  Instruments.  In pursuing its objective,  the Portfolio may, as described in the Prospectus,  purchase and sell
(write) both put options and call options on securities,  securities indexes, and foreign currencies,  and enter into interest rate, foreign  currency and index  futures  contracts  and purchase and sell options on such futures  contracts  ("futures  options")  for hedging  purposes.  The  Portfolio  also may purchase and sell foreign  currency  options for purposes of  increasing  exposure to a foreign currency or to shift exposure to foreign  currency  fluctuations  from one country to another.  The Portfolio also may enter into swap  agreements  with respect to foreign  currencies,  interest rates and indexes of  securities.  If other types of financial instruments,  including other types of options,  futures  contracts,  or futures options are traded in the future, the Portfolio may also use  those  instruments,  provided  that the  Trust's  Board of  Trustees  determines  that  their use is  consistent  with the
Portfolio's  investment  objective,  and provided that their use is consistent with  restrictions  applicable to options and futures contracts  currently  eligible for use by the Trust (i.e.,  that written call or put options will be "covered" or "secured" and that futures and futures options will be used only for hedging purposes).

         Options  on  Securities  and  Indexes.  The  Portfolio  may  purchase  and sell both put and call  options on debt or other securities or indexes in standardized  contracts  traded on foreign or national  securities  exchanges,  boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign over-the-counter  market, and agreements,  sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

         The  Portfolio  will write call  options  and put  options  only if they are  "covered."  In the case of a call option on a security,  the option is "covered" if the Portfolio owns the security  underlying the call or has an absolute and immediate right to acquire that security  without  additional  cash  consideration  (or, if additional  cash  consideration  is required,  cash or cash equivalents or other liquid assets in such amount are placed in a segregated  account by its custodian)  upon conversion or exchange of other  securities  held by the Portfolio.  For a call option on an index,  the option is covered if the Portfolio  maintains with its custodian cash or cash  equivalents  equal to the contract  value.  A call option is also covered if the Portfolio  holds a call on the same  security  or index as the call  written  where  the  exercise  price of the call  held is (I) equal to or less than the exercise  price of the call  written,  or (ii) greater than the  exercise  price of the call  written,  provided the  difference  is maintained by the Portfolio in cash or cash  equivalents in a segregated  account with its custodian.  A put option on a security or an index is "covered" if the Portfolio  maintains cash or cash equivalents equal to the exercise price in a segregated  account with its  custodian.  A put option is also covered if the  Portfolio  holds a put on the same  security or index as the put written where the  exercise  price of the put held is (i) equal to or greater than the  exercise  price of the put written,  or (ii) less than the exercise  price of the put written,  provided the  difference  is  maintained  by the  Portfolio  in cash or cash  equivalents  in a segregated account with its custodian.

         If an option written by the Portfolio  expires,  the Portfolio realizes a capital gain equal to the premium received at the time the option was written.  If an option purchased by the Portfolio  expires  unexercised,  the Portfolio  realizes a capital loss equal to the premium paid.

         Prior to the  earlier of  exercise  or  expiration,  an option may be closed out by an  offsetting  purchase  or sale of an option of the same  series  (type,  exchange,  underlying  security  or index,  exercise  price,  and  expiration).  There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Portfolio desires.

         The Portfolio  will realize a capital gain from a closing  purchase  transaction  if the cost of the closing option is less than the premium  received from writing the option,  or, if it is more,  the  Portfolio  will realize a capital loss. If the premium received  from a closing  sale  transaction  is more than the premium  paid to purchase  the option,  the  Portfolio  will realize a capital gain or, if it is less,  the Portfolio will realize a capital loss.  The principal  factors  affecting the market value of a put or a call option  include supply and demand,  interest  rates,  the current market price of the underlying  security or index in relation to the exercise price of the option,  the volatility of the underlying  security or index, and the time remaining until the expiration date.

         The premium paid for a put or call option  purchased by the Portfolio is an asset of the  Portfolio.  The premium  received for an option written by the Portfolio is recorded as a deferred  credit.  The value of an option  purchased or written is marked to market  daily and is valued at the  closing  price on the  exchange  on which it is traded  or, if not traded on an  exchange  or no closing  price is  available,  at the mean between the last bid and asked  prices.  For a discussion  of certain  risks  involved in options, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign  Currency  Options.  The Portfolio may buy or sell put and call options on foreign  currencies  either on exchanges or in the  over-the-counter  market.  A put  option on a foreign  currency  gives the  purchaser  of the  option the right to sell a foreign  currency at the  exercise  price until the option  expires.  Currency  options  traded on U.S.  or other  exchanges  may be subject to  position  limits  which may limit the ability of the  Portfolio  to reduce  foreign  currency  risk using such  options.
Over-the-counter  options  differ from traded  options in that they are two-party  contracts  with price and other terms  negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

         Futures  Contracts  and Options on Futures  Contracts.  The  Portfolio  may use interest  rate,  foreign  currency or index futures  contracts,  as specified in the Trust's  Prospectus.  An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial  instrument,  foreign currency or the cash value of an index at a specified  price and time. A futures  contract on an index is an agreement  pursuant to which two parties agree to take or make delivery of an amount of cash equal to the  difference  between the value of the index at the close of the last trading day of the contract and the price at which the index  contract  was  originally  written.  Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made.

         The  Portfolio  may  purchase  and  write  call  and  put  futures  options.  Futures  options  possess  many  of the  same characteristics  as options on securities and indexes  (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position  (call) or short position (put) in a futures  contract at a specified  exercise price at any time during the period of the  option.  Upon  exercise  of a call  option,  the holder  acquires a long  position in the futures contract and the writer is assigned the opposite short position.  In the case of a put option, the opposite is true.

         To comply with applicable  rules of the CFTC under which the Trust and the Portfolio avoid being deemed a "commodity  pool"
or a "commodity pool operator," the Portfolio  intends  generally to limit its use of futures contracts and futures options to "bona fide hedging"  transactions,  as such term is defined in applicable  regulations,  interpretations  and practice.  For example,  the
Portfolio might use futures  contracts to hedge against  anticipated  changes in interest rates that might  adversely  affect either the value of the  Portfolio's  securities or the price of the securities  which the Portfolio  intends to purchase.  The Portfolio's hedging  activities may include sales of futures contracts as an offset against the effect of expected  increases in interest rates, and  purchases  of futures  contracts  as an offset  against the effect of  expected  declines in  interest  rates.  Although  other techniques could be used to reduce that Portfolio's  exposure to interest rate fluctuations,  the Portfolio may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

         The Portfolio will only enter into futures  contracts and futures  options which are  standardized  and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

         When a purchase or sale of a futures  contract is made by the  Portfolio,  the  Portfolio  is required to deposit  with its custodian (or broker,  if legally  permitted) a specified  amount of cash or U.S.  Government  securities  ("initial  margin").  The margin  required for a futures  contract is set by the exchange on which the contract is traded and may be modified  during the term of the contract.  The initial margin is in the nature of a performance  bond or good faith deposit on the futures  contract which is returned to the  Portfolio  upon  termination  of the  contract,  assuming all  contractual  obligations  have been  satisfied.  The
Portfolio  expects to earn  interest  income on its initial  margin  deposits.  A futures  contract  held by the Portfolio is valued daily at the  official  settlement  price of the  exchange on which it is traded.  Each day the  Portfolio  pays or  receives  cash, called  "variation  margin,"  equal to the daily  change in value of the  futures  contract.  This  process is known as  "marking to market."  Variation  margin  does not  represent  a  borrowing  or loan by the  Portfolio  but is instead a  settlement  between the
Portfolio  and the  broker of the amount one would owe the other if the  futures  contract  expired.  In  computing  daily net asset value, the Portfolio will mark to market its open futures positions.

         The  Portfolio is also  required to deposit and maintain  margin with respect to put and call options on futures  contracts written by it. Such margin  deposits will vary depending on the nature of the underlying  futures  contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Portfolio.

         Although  some  futures  contracts  call for  making or taking  delivery  of the  underlying  securities,  generally  these obligations  are closed out prior to  delivery by  offsetting  purchases  or sales of matching  futures  contracts  (same  exchange, underlying  security or index,  and delivery  month).  If an offsetting  purchase  price is less than the original  sale price,  the
Portfolio  realizes a capital gain, or if it is more,  the Portfolio  realizes a capital  loss.  Conversely,  if an offsetting  sale price is more than the original  purchase price, the Portfolio  realizes a capital gain, or if it is less, the Portfolio  realizes a capital loss.  The transaction costs must also be included in these calculations.

         Limitations on Use of Futures and Futures  Options.  In general,  the Portfolio  intends to enter into positions in futures contracts  and related  options only for "bona fide  hedging"  purposes.  With  respect to positions in futures and related  options that do not  constitute  bona fide  hedging  positions,  the  Portfolio  will not enter into a futures  contract  or futures  option contract if, immediately  thereafter,  the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option  positions,  less the amount by which any such options are  "in-the-money,"  would exceed 5% of the  Portfolio's total net assets.  A call option is  "in-the-money"  if the value of the futures  contract that is the subject of the option exceeds the exercise  price.  A put option is  "in-the-money"  if the exercise  price exceeds the value of the futures  contract that is the subject of the option.

         When purchasing a futures  contract,  the Portfolio will maintain with its custodian (and  mark-to-market on a daily basis)
cash or other liquid assets that, when added to the amounts  deposited with a futures  commission  merchant as margin,  are equal to the market value of the futures  contract.  Alternatively,  the Portfolio may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Portfolio.

         When selling a futures  contract,  the Portfolio  will maintain with its custodian  (and  mark-to-market  on a daily basis)
liquid assets that, when added to the amount deposited with a futures  commission  merchant as margin, are equal to the market value of the  instruments  underlying  the  contract.  Alternatively,  the  Portfolio  may "cover" its position by owning the  instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility  substantially  similar to that of the index on which the futures  contract is based),  or by holding a call option  permitting  the  Portfolio to purchase the same futures  contract  at a price no  higher  than the price of the  contract  written  by the  Portfolio  (or at a higher  price if the difference is maintained in liquid assets with the Trust's custodian).

         When selling a call option on a futures contract,  the Portfolio will maintain with its custodian (and  mark-to-market on a daily basis) cash or other liquid assets that,  when added to the amounts  deposited with a futures  commission  merchant as margin, equal the total  market value of the futures  contract  underlying  the call  option.  Alternatively,  the  Portfolio  may cover its position  by  entering  into a long  position in the same  futures  contract at a price no higher than the strike  price of the call option,  by owning the instruments  underlying the futures  contract,  or by holding a separate call option permitting the Portfolio to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Portfolio.

         When selling a put option on a futures  contract,  the Portfolio will maintain with its custodian (and  mark-to-market on a daily  basis)  cash or other  liquid  assets that equal the  purchase  price of the  futures  contract,  less any margin on deposit.
Alternatively,  the Portfolio may cover the position  either by entering into a short position in the same futures  contract,  or by owning a separate put option  permitting  it to sell the same  futures  contract so long as the strike  price of the  purchased  put option  is the same or  higher  than the  strike  price of the put  option  sold by the  Portfolio.  For a  discussion  of the risks involved in futures  contracts and related  options,  see the Trust's  Prospectus  and this  Statement  under  "Certain  Factors and
Investment Methods."

         Swap  Agreements.  The Portfolio may enter into interest rate,  index,  credit and currency  exchange rate swap  agreements for  purposes of  attempting  to obtain a particular  desired  return at a lower cost to the  Portfolio  than if the  Portfolio  had invested  directly  in an  instrument  that  yielded  that  desired  return.  The  Portfolio  may also  enter  into  options on swap agreements.  For a discussion of swap  agreements,  see the Trust's  Prospectus  under  "Investment  Objectives  and  Policies." The
Portfolio's  obligations  (or rights) under a swap  agreement  will generally be equal only to the net amount to be paid or received under the agreement  based on the relative  values of the  positions  held by each party to the agreement  (the "net  amount").  The
Portfolio's  obligations  under a swap agreement  will be accrued daily (offset  against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap  counterparty  will be covered by the maintenance of a segregated  account  consisting of cash or other liquid assets to avoid any potential  leveraging of the  Portfolio's  portfolio.  The Portfolio will not enter into a swap  agreement  with any single party if the net amount owed or to be received  under  existing  contracts  with that party would exceed 5% of the Portfolio's assets.

         Whether the Portfolio's  use of swap  agreements will be successful in furthering its investment  objective of total return will depend on the  Sub-advisor's  ability  correctly to predict  whether certain types of investments are likely to produce greater returns  than other  investments.  Because they are two party  contracts  and because they may have terms of longer than seven days, swap  agreements  may be considered to be illiquid.  Moreover,  the  Portfolio  bears the risk of loss of the amount  expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement  counterparty.  The  Sub-advisor  will cause the Portfolio to enter into swap agreements only with  counterparties  that would be eligible for  consideration as repurchase agreement  counterparties under the Portfolio's  repurchase agreement  guidelines.  Certain restrictions imposed on the Portfolio by the Internal  Revenue Code may limit the  Portfolio's  ability to use swap  agreements.  The swaps market is a relatively new market and is largely  unregulated.  It is possible that  developments  in the swaps market,  including  potential  government  regulation, could  adversely  affect the  Portfolio's  ability to terminate  existing swap agreements or to realize amounts to be received under such agreements.

         Certain swap  agreements  are exempt from most  provisions of the Commodity  Exchange Act ("CEA") and,  therefore,  are not regulated as futures or commodity option  transactions  under the CEA, pursuant to regulations  approved by the CFTC. To qualify for this  exemption,  a swap agreement  must be entered into by "eligible  participants,"  which  includes the  following,  provided the participants'  total assets exceed  established  levels:  a bank or trust company,  savings  association or credit union,  insurance company,  investment company subject to regulation under the 1940 Act,  commodity pool,  corporation,  partnership,  proprietorship, organization,  trust or other entity,  employee benefit plan,  governmental  entity,  broker-dealer,  futures  commission  merchant, natural  person,  or regulated  foreign  person.  To be eligible,  natural  persons and most other  entities  must have total assets exceeding $10 million;  commodity pools and employee benefit plans must have assets exceeding $5 million.  In addition,  an eligible swap  transaction must meet three  conditions.  First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material  economic terms.  Second,  the  creditworthiness  of parties with actual or potential  obligations under the swap  agreement  must be a  material  consideration  in  entering  into or  determining  the terms of the swap  agreement, including  pricing,  cost or credit  enhancement  terms.  Third,  swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

         This exemption is not  exclusive,  and  participants  may continue to rely on existing  exclusions  for swaps,  such as the
Policy Statement issued in July 1989 which  recognized a safe harbor for swap  transactions  from regulation as futures or commodity option  transactions  under the CEA or its regulations.  The Policy Statement applies to swap transactions  settled in cash that (1)
have individually  tailored terms, (2) lack exchange-style  offset and the use of a clearing  organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

         Structured  Notes.  Structured notes are derivative debt securities,  the interest rate or principal of which is related to another  economic  indicator or financial  market index.  Indexed  securities  include  structured notes as well as securities other than debt  securities,  the interest  rate or principal of which is determined by such an unrelated  indicator.  Indexed  securities may include a multiplier  that  multiplies the indexed element by a specified  factor and,  therefore,  the value of such securities may be very volatile.  To the extent the Portfolio invests in these securities,  however,  the Sub-advisor analyzes these securities in its overall  assessment of the effective duration of the Portfolio's  portfolio in an effort to monitor the Portfolio's  interest rate risk.

         Foreign  Currency  Exchange  Related  Securities.  The Portfolio may also invest in foreign  currency  warrants,  principal exchange rate linked  securities and performance  indexed paper.  For a discussion of these,  see this Statement under "Certain Risk
Factors and Investment Methods."

         Warrants to Purchase  Securities.  The  Portfolio  may invest in or acquire  warrants  to purchase  equity or  fixed-income securities.  Bonds with warrants  attached to purchase equity  securities have many  characteristics  of convertible bonds and their prices may, to some degree,  reflect the  performance of the underlying  stock.  Bonds also may be issued with warrants  attached to purchase  additional  fixed-income  securities  at the same coupon rate. A decline in interest  rates would permit the  Portfolio to buy  additional  bonds at the  favorable  rate or to sell the  warrants at a profit.  If interest  rates rise,  the  warrants  would generally expire with no value.

         Hybrid  Instruments.  The  Portfolio  may  invest up to 5% of its assets in hybrid  instruments.  A hybrid  instrument  can combine the  characteristics of securities,  futures,  and options.  Hybrids can be used as an efficient means of pursuing a variety of investment goals,  including currency hedging,  duration management,  and increased total return. For an additional discussion of hybrid instruments and certain risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

         Inverse  Floaters.  The  Portfolio may also invest in inverse  floating rate debt  instruments  ("inverse  floaters").  The interest rate on an inverse  floater resets in the opposite  direction from the market rate of interest to which the inverse floater is indexed.  An inverse  floating rate security may exhibit greater price  volatility than a fixed rate obligation of similar credit quality.  The Portfolio  will not invest more than 5% of its net assets in any  combination  of inverse  floater,  interest only, or principal only securities.

         Loan  Participations.  The Portfolio may purchase  participations  in commercial loans. Such indebtedness may be secured or unsecured.  Loan  participations  typically  represent  direct  participation in a loan to a corporate  borrower,  and generally are offered by banks or other  financial  institutions  or lending  syndicates.  When  purchasing  loan  participations,  the  Portfolio assumes the credit risk  associated  with the corporate  borrower and may assume the credit risk  associated with an interposed bank or other  financial  intermediary.  The  participation  interests in which the  Portfolio  intends to invest may not be rated by any nationally recognized rating service.

         A loan is often  administered  by an agent bank acting as agent for all holders.  The agent bank  administers  the terms of the loan, as specified in the loan agreement.  In addition,  the agent bank is normally  responsible for the collection of principal and interest payments from the corporate  borrower and the  apportionment of these payments to the credit of all institutions  which are parties to the loan  agreement.  Unless,  under the terms of the loan or other  indebtedness,  the Portfolio has direct recourse against  the  corporate  borrower,  the  Portfolio  may have to rely on the  agent  bank or other  financial  intermediary  to apply appropriate credit remedies against a corporate borrower.

         A financial  institution's  employment  as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes  insolvent.  A successor agent bank would  generally be appointed to replace the terminated  agent bank, and assets held by the agent bank under the loan agreement  should remain  available to holders of such  indebtedness.  However,  if assets held by the agent bank for the  benefit of the  Portfolio  were  determined  to be subject to the claims of the agent  bank's general  creditors,  the Portfolio  might incur certain costs and delays in realizing  payment on a loan or loan  participation  and could suffer a loss of principal  and/or  interest.  In situations  involving  other  interposed  financial  institutions  (e.g., an insurance company or governmental agency) similar risks may arise.

         Purchasers of loans and other forms of direct  indebtedness  depend  primarily upon the  creditworthiness  of the corporate borrower for payment of principal  and interest.  If the  Portfolio  does not receive  scheduled  interest or principal  payments on such  indebtedness,  the  Portfolio's  share price and yield could be adversely  affected.  Loans that are fully  secured  offer the
Portfolio more  protection  than an unsecured loan in the event of non-payment of scheduled  interest or principal.  However,  there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate  borrower's  obligation,  or that the collateral can be liquidated.

         The  Portfolio  may invest in loan  participations  with credit  quality  comparable  to that of issuers of its  securities investments.  Indebtedness of companies  whose  creditworthiness  is poor involves  substantially  greater risks,  and may be highly speculative.  Some  companies  may  never  pay  off  their  indebtedness,  or may pay  only a small  fraction  of the  amount  owed.
Consequently,  when investing in  indebtedness of companies with poor credit,  the Portfolio bears a substantial  risk of losing the entire amount invested.

         The  Portfolio  limits the amount of its total  assets that it will invest in any one issuer or in issuers  within the same industry (see "Investment  Restrictions").  For purposes of these limits, the Portfolio  generally will treat the corporate borrower as the  "issuer"  of  indebtedness  held by the  Portfolio.  In the  case  of loan  participations  where  a bank or  other  lending institution  serves as a financial  intermediary  between the Portfolio and the corporate  borrower,  if the participation  does not shift to the  Portfolio the direct  debtor-creditor  relationship  with the  corporate  borrower,  SEC  interpretations  require the
Portfolio to treat both the lending bank or other lending  institution  and the corporate  borrower as "issuers" for the purposes of determining  whether  the  Portfolio  has  invested  more  than 5% of its total  assets in a single  issuer.  Treating  a  financial intermediary  as an issuer of  indebtedness  may  restrict the  Portfolio's  ability to invest in  indebtedness  related to a single financial  intermediary,  or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

         Loan and other types of direct  indebtedness  may not be readily  marketable and may be subject to  restrictions on resale.
In some cases,  negotiations  involved in disposing of indebtedness may require weeks to complete.  Consequently,  some indebtedness may be difficult or impossible to dispose of readily at what the  Sub-advisor  believes to be a fair price.  In addition,  valuation of illiquid  indebtedness  involves a greater degree of judgment in determining  the  Portfolio's net asset value than if that value were based on available  market  quotations,  and could result in significant  variations in the  Portfolio's  daily share price. At the same time, some loan interests are traded among certain  financial  institutions  and  accordingly may be deemed liquid.  As the market for different types of indebtedness  develops,  the liquidity of these instruments is expected to improve.  In addition,  the
Portfolio  currently  intends to treat  indebtedness for which there is no readily  available market as illiquid for purposes of the
Portfolio's  limitation on illiquid  investments.  Investments  in loan  participations  are considered to be debt  obligations  for purposes of the Trust's investment restriction relating to the lending of funds or assets by the Portfolio.

         Investments  in loans through a direct  assignment of the financial  institution's  interests  with respect to the loan may involve  additional  risks to the  Portfolio.  For example,  if a loan is foreclosed,  the Portfolio  could become part owner of any collateral,  and would bear the costs and liabilities  associated with owning and disposing of the  collateral.  In addition,  it is conceivable  that under  emerging  legal  theories of lender  liability,  the  Portfolio  could be held liable as  co-lender.  It is
unclear   whether  loans  and  other  forms  of  direct   indebtedness   offer   securities  law   protections   against  fraud  and
misrepresentation.  In the absence of definitive  regulatory  guidance,  the Portfolio  relies on the  Sub-advisor's  research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Portfolio.

         Delayed  Funding Loans and Revolving  Credit  Facilities.  The  Portfolio  may enter into,  or acquire  participations  in, delayed  funding  loans and revolving  credit  facilities.  Delayed  funding loans and  revolving  credit  facilities  are borrowing arrangements  in which the lender agrees to make loans up to a maximum amount upon demand by the borrower  during a specified  term.
These  commitments  may have the effect of requiring the  Portfolio to increase its  investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's  financial  condition makes it unlikely that such amounts will be repaid).  To the extent that the  Portfolio is committed  to advance  additional  funds,  it will at all times  segregate  liquid assets,  determined to be liquid by the Sub-advisor in accordance with procedures  established by the Board of Trustee, in an amount sufficient to meet such  commitments.  The  Portfolio may invest in delayed  funding  loans and  revolving  credit  facilities  with credit quality  comparable to that of issuers of its securities  investments.  Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer,  and only limited  opportunities may exist to resell such instruments.  As a result, the
Portfolio  may be unable to sell such  investments  at an opportune  time or may have to resell them at less than fair market value.
The  Portfolio  currently  intend to treat  delayed  funding loans and  revolving  credit  facilities  for which there is no readily available  market as illiquid  for  purposes of the  Portfolio's  limitation  on illiquid  investments.  Participation  interests in revolving credit facilities will be subject to the limitations  discussed above under "Loan  Participations."  Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Trust's  investment  restriction  relating to the lending of funds or assets by the Portfolio.

         Investment  Policies Which May Be Changed Without  Shareholder  Approval.  The following  limitations are applicable to the
AST PIMCO  Limited  Maturity  Bond  Portfolio.  These  limitations  are not  "fundamental"  restrictions  and may be  changed by the
Trustees without shareholder approval.  The Portfolio will not:

         1.       The  Portfolio  will not  change  its  policy to invest  at least 80% of the value of its  assets in fixed  income securities unless it provides 60 days prior written notice to its shareholders.

         2.       Invest  more than 15% of the assets of the  Portfolio  (taken at market  value at the time of the  investment)  in
"illiquid  securities,"  illiquid  securities being defined to include  securities  subject to legal or contractual  restrictions on resale (which may include private placements),  repurchase  agreements maturing in more than seven days, certain options traded over the counter that a Portfolio has  purchased,  securities  being used to cover such options a Portfolio has written,  securities  for which market quotations are not readily available,  or other securities which legally or in the Sub-advisor's  opinion may be deemed illiquid.

         3.       Invest  more than 5% of the  assets of the  Portfolio  (taken at market  value at the time of  investment)  in any combination of interest only, principal only, or inverse floating rate securities.

         The Staff of the SEC has taken the  position  that  purchased  OTC  options  and the assets  used as cover for  written OTC options are illiquid  securities.  Therefore,  the Portfolio has adopted an investment  policy  pursuant to which the Portfolio will not  purchase  or sell OTC  options  if, as a result of such  transactions,  the sum of the market  value of OTC  options  currently outstanding  which are held by the Portfolio,  the market value of the underlying  securities  covered by OTC call options currently outstanding  which were sold by the  Portfolio  and margin  deposits on the  Portfolio's  existing OTC options on futures  contracts exceeds 15% of the total assets of the Portfolio,  taken at market value,  together with all other assets of the Portfolio which are illiquid or are otherwise not readily  marketable.  However,  if an OTC option is sold by the Portfolio to a primary U.S. Government securities dealer  recognized by the Federal Reserve Bank of New York and if the Portfolio has the  unconditional  contractual right to repurchase  such OTC option from the dealer at a  predetermined  price,  then the Portfolio will treat as illiquid such amount of the  underlying  securities  equal to the  repurchase  price less the amount by which the option is  "in-the-money"  (i.e.,  current market value of the underlying  securities  minus the option's  strike  price).  The  repurchase  price with the primary  dealers is typically a formula price which is generally  based on a multiple of the premium  received for the option,  plus the amount by which the option is "in-the-money."

AST Money Market Portfolio:

Investment  Objective:  The  investment  objective  of the  Portfolio is to seek high  current  income and  maintain  high levels of liquidity.

Investment Policies:

         Bank  Obligations.  The Portfolio  will not invest in bank  obligations  for which any affiliate of the  Sub-advisor is the ultimate obligor or accepting bank.

         Asset-Backed  Securities.  The  Portfolio  may  invest  in  asset-backed  securities  backed by  credit  card  receivables, automobile  loans,  manufactured  housing  loans and home equity loans in an aggregate  amount of up to 10% of the  Portfolio's  net assets,  subject to the limitations of rule 2a-7 under in Investment  Company Act of 1940.  These  asset-backed  securities in which the  Portfolio  may invest are  subject to the  Portfolio's  overall  credit  requirements.  However,  asset-backed  securities,  in general,  are  subject to certain  risks.  Most of these  risks are  related to limited  interests  in  applicable  collateral.  For example,  credit card  receivables  are generally  unsecured and the debtors are entitled to the protection of a number of state and federal  consumer  credit  laws,  many of which give such  debtors the right to set off certain  amounts on credit card debt thereby reducing  the  balance  due.  Additionally,  if the letter of credit is  exhausted,  holders  of  asset-backed  securities  may also experience  delays  in  payments  or losses  if the full  amounts  due on  underlying  sales  contracts  are not  realized.  Because asset-backed  securities  are  relatively  new, the market  experience in these  securities  is limited and the market's  ability to sustain  liquidity through all phases of the market cycle has not been tested.  For a discussion of asset-backed  securities and the risks involved therein see the Trust's Prospectus and this Statement under "Certain Risk Factors and Investment Methods."

         Synthetic  Instruments.  As may be  permitted by current laws and  regulations  and if expressly  permitted by the Board of
Trustees of the Trust, the Portfolio may invest in certain  synthetic  instruments.  Such instruments  generally involve the deposit of  asset-backed  securities  in a trust  arrangement  and the  issuance of  certificates  evidencing  interests  in the trust.  The certificates  are generally sold in private  placements in reliance on Rule 144A of the Securities Act of 1933 (without  registering the certificates under such Act).

         Reverse  Repurchase  Agreements.  The Portfolio  invests the proceeds of borrowings  under reverse  repurchase  agreements.
The Portfolio will enter into a reverse  repurchase  agreement only when the interest income to be earned from the investment of the proceeds  is greater  than the  interest  expense of the  transaction.  The  Portfolio  will not  invest the  proceeds  of a reverse repurchase  agreement  for a period which  exceeds the duration of the reverse  repurchase  agreement.  The  Portfolio may not enter into reverse repurchase  agreements  exceeding in the aggregate  one-third of the market value of its total assets, less liabilities other than the obligations  created by reverse repurchase  agreements.  The Portfolio will establish and maintain with its custodian a separate  account with a segregated  portfolio of  securities  in an amount at least equal to its purchase  obligations  under its reverse repurchase  agreements.  If interest rates rise during the term of a reverse repurchase  agreement,  such reverse repurchase agreement may have a negative impact on the Portfolio's ability to maintain a net asset value of $1.00 per share.

         Foreign  Securities.  The  Portfolio  may invest in U.S.  dollar-denominated  foreign  securities.  Any foreign  commercial paper  must not be  subject  to foreign  withholding  tax at the time of  purchase.  Foreign  investments  may be made  directly  in securities of foreign issuers or in the form of American  Depositary  Receipts ("ADRs") and European  Depositary  Receipts ("EDRs").
Generally,  ADRs and EDRs are receipts issued by a bank or trust company that evidence ownership of underlying  securities issued by a foreign  corporation  and that are  designed  for use in the  domestic,  in the case of ADRs,  or  European,  in the case of EDRs, securities  markets.  For a discussion of depositary  receipts and the risks  involved in investing in foreign  securities,  see the
Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Lending  Portfolio  Securities.  Loans will be subject to  termination  by the  Portfolio  in the normal  settlement  time, generally  three business days after notice.  Borrowed  securities  must be returned when the loan is terminated.  The Portfolio may pay  reasonable  finders'  and  custodial  fees in  connection  with a loan.  In making a loan,  the  Portfolio  will  consider  the creditworthiness of the borrowing financial institution.

Investment Objective and Policy Applicable to All Portfolios:

         In order to permit the sale of shares of the Trust to separate  accounts of  Participating  Insurance  Companies in certain states,  the Trust may make commitments more restrictive than the restrictions  described in the section of this Statement  entitled
"Investment  Restrictions."  Should the Trust  determine  that any such  commitment is no longer in the best  interests of the Trust and its shareholders it will revoke the commitment and terminate sales of its shares in the state(s) involved.

         The Board of Trustees of the Trust may, from time to time,  promulgate  guidelines with respect to the investment  policies of the Portfolios.

INVESTMENT RESTRICTIONS:

         The investment  restrictions  set forth below are  "fundamental"  policies.  See the subsection of this Statement  entitled
"Investment  Objectives  and  Policies" for further  discussion  of  "fundamental"  policies of the Trust and the  requirements  for changing such  "fundamental"  policies.  Investment  policies that are not "fundamental" may be found in the general  description of the  investment  policies of each  Portfolio,  as described in the section of this  Statement  and the Trust's  Prospectus  entitled
"Investment Objectives and Policies."

         The  investment  restrictions  below  apply  only to the  Portfolio  or  Portfolios  described  in the text  preceding  the restrictions.

Investment  Restrictions Applicable Only to the AST Alliance Growth and Income Portfolio,  the AST JanCap Growth Portfolio,  the AST
INVESCO Equity Income Portfolio,  the AST Federated High Yield Portfolio,  the AST PIMCO Total Return Bond Portfolio,  the AST PIMCO
Limited Maturity Bond Portfolio and the AST Money Market Portfolio.

1.       A Portfolio will not buy any securities or other  property on margin (except for such  short-term  credits as are necessary for the clearance of transactions).

2.        Portfolio will not invest in companies for the purpose of exercising control or management.

3.       A Portfolio  will not  underwrite  securities  issued by others  except to the extent that the  Portfolio  may be deemed an underwriter when purchasing or selling securities.

4.       A Portfolio will not issue senior securities.

Investment Restrictions Applicable Only to the AST DeaM International Equity Portfolio:

         As a matter of fundamental policy, the Portfolio will not:

1.       Make loans of money or securities  other than (a) through the purchase of securities  in  accordance  with the  Portfolio's investment  objective,  (b) through  repurchase  agreements,  and (c) by lending portfolio  securities in an amount not to exceed 33
1/3% of the Portfolio's total assets;

2.       Underwrite  securities  issued by  others  except to the  extent  that the  Portfolio  may be  deemed an  underwriter  when purchasing or selling securities;

3.       Issue senior securities;

4.       Invest  directly in physical  commodities  (other than  foreign  currencies),  real  estate or  interests  in real  estate;
provided,  that the Portfolio may invest in securities of issuers which invest in physical commodities,  real estate or interests in real estate;  and,  provided  further,  that this  restriction  shall not prevent the Portfolio from purchasing or selling  options, futures,  swaps and forward  contracts,  or from investing in securities or other instruments backed by physical  commodities,  real estate or interests in real estate;

5.       Make any  investment  which would  concentrate  25% or more of the  Portfolio's  total assets in the  securities of issuers having their  principal  business  activities in the same  industry,  provided that this  limitation  does not apply to  obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities;

6.       Borrow money except from banks in amounts up to 33 1/3% of the Portfolio's total assets;

7.       As to 75% of the value of its total assets,  invest more than 5% of its total assets,  at market value,  in the  securities of any one issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities); or

8.       As to 75% of the value of its total  assets,  purchase  more than 10% of any class of  securities  of any single  issuer or purchase more than 10% of the voting securities of any single issuer.

         In applying the above restriction regarding investments in a single industry,  the Portfolio uses industry  classifications based, where applicable,  on Baseline,  Bridge  Information  Systems,  Reuters,  the S&P Stock Guide published by Standard & Poor's,
                             --------   ----------------------------   -------       ---------------
information obtained from Bloomberg L.P. and Moody's  International,  and/or the prospectus of the issuing company.  Selection of an appropriate industry  classification  resource will be made by the Sub-advisor in the exercise of its reasonable  discretion.  (This note is not a fundamental policy.)
        ---

Investment Restrictions Applicable Only to the AST Janus Overseas Growth Portfolio:

1.       The Portfolio may borrow money for temporary or emergency  purposes  (not for  leveraging or  investment)  in an amount not exceeding 33 1/3% of the value of its total assets  (including the amount borrowed) less  liabilities  (other than  borrowings).  If borrowings  exceed 33 1/3% of the value of the  Portfolio's  total assets by reason of a decline in net assets,  the Portfolio  will reduce its borrowings  within three business days to the extent necessary to comply with the 33 1/3%  limitation.  This policy shall not prohibit  reverse  repurchase  agreements,  deposits of assets to margin or guarantee  positions in futures,  options,  swaps or forward contracts, or the segregation of assets in connection with such contracts.

2.       The  Portfolio  will  not,  as to 75% of the  value of its  total  assets,  own more  than  10% of the  outstanding  voting securities  of any one issuer,  or purchase the  securities  of any one issuer  (except cash items and  "government  securities"  as defined under the 1940 Act as amended),  if  immediately  after and as a result of such  purchase,  the value of the holdings of the
Portfolio in the securities of such issuer exceeds 5% of the value of its total assets.

3.       The  Portfolio  will not  invest  more than 25% of the value of its  assets in any  particular  industry  (other  than U.S.
government securities).

4.       The Portfolio will not invest directly in real estate or interests in real estate;  however,  the Portfolio may own debt or equity securities issued by companies engaged in those businesses.

5.       The Portfolio will not purchase or sell physical  commodities other than foreign  currencies unless acquired as a result of ownership of securities (but this  limitation  shall not prevent the Portfolio from purchasing or selling  options,  futures,  swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

6.       The  Portfolio  may not make loans,  except that the Portfolio  may (i) lend  portfolio  securities in accordance  with the
Portfolio's  investment  policies in amounts up to 33-1/3% of the total assets of the Portfolio taken at market value; (ii) purchase money market  securities and enter into  repurchase  agreements;  and (iii) acquire  publicly  distributed or privately  placed debt securities.

7.       The Portfolio will not act as an underwriter  of securities  issued by others,  except to the extent that the Portfolio may be deemed an underwriter in connection with the disposition of its securities.

8.       The Portfolio will not issue senior securities except in compliance with the 1940 Act.

Investment Restrictions Applicable Only to the AST American Century International Growth Portfolio:

         As a matter of fundamental policy, the Portfolio will not:

1.       The  Portfolio  may not make loans,  except that the Portfolio  may (i) lend  portfolio  securities in accordance  with the
Portfolio's  investment  policies in amounts up to 33-1/3% of the total assets of the Portfolio taken at market value; (ii) purchase money market  securities and enter into  repurchase  agreements;  and (iii) acquire  publicly  distributed or privately  placed debt securities;

2.       With  respect to 75% of the value of its total  assets,  purchase  the  security of any one issuer if such  purchase  would cause more than 5% of the  Portfolio's  assets at market to be invested in the  securities  of such issuer,  except U.S.  government securities,  or if the purchase would cause more than 10% of the outstanding  voting  securities of any one issuer to be held in the
Portfolio;

3.       Invest more than 25% of the assets of the Portfolio,  exclusive of cash and U.S.  government  securities,  in securities of any one industry;

4.       Issue any senior security except in compliance with the 1940 Act;

5.       Underwrite any securities  except to the extent that the Portfolio may be deemed an underwriter  when purchasing or selling securities;

6.       Purchase or sell real estate.  (In the opinion of the  Sub-advisor,  this  restriction will not preclude the Portfolio from investing in securities of corporations that deal in real estate);

7.       The Portfolio may not purchase or sell physical  commodities  unless acquired as a result of the ownership of securities or instruments;  provided that this  restriction  shall not prohibit a Portfolio from (i) engaging in  permissable  options and futures transactions  and forward foreign  currency  contracts in accordance with the Portfolio's  investment  policies or (ii) investing in securities of any kind; or

8.       Borrow any  money,  except in an amount not in excess of 33 1/3% of the total  assets of the  Portfolio,  and then only for emergency and extraordinary  purposes;  this does not prohibit the escrow and collateral  arrangements in connection with investment in interest rate futures contracts and related options by the Portfolio.

         In determining industry groups for purposes of the above restriction  regarding  investments in a single industry,  the SEC ordinarily  uses the Standard  Industry  Classification  codes  developed by the United States Office of Management and Budget.  The
Sub-advisor  monitors  industry  concentration  using a more  restrictive  list of industry groups than that recommended by the SEC.
The Sub-advisor  believes that these  classifications are reasonable and are not so broad that the primary economic  characteristics of the  companies in a single class are  materially  different.  The use of these more  restrictive  industry  classifications  may, however,  cause the Portfolio to forego  investment  possibilities  which may otherwise be available to it under the 1940 Act. (This note is not a fundamental policy.)
        ---

Investment Restrictions Applicable Only to the AST Gabelli Small-Cap Value Portfolio:

          The  following  fundamental  policies  should be read in  connection  with the notes  set forth  below.  The notes are not fundamental policies.  As a matter of fundamental policy, the Portfolio may not:

1.       Borrow money except that the Portfolio may (i) borrow for  non-leveraging,  temporary or emergency purposes and (ii) engage in reverse repurchase  agreements and make other investments or engage in other  transactions,  which may involve a borrowing,  in a manner  consistent with the Portfolio's  investment  objective and program,  provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the  value of the  Portfolio's  total  assets  (including  the  amount  borrowed)  less  liabilities  (other  than borrowings)  or such other  percentage  permitted  by law.  Any  borrowings  which  come to exceed  this  amount  will be reduced in accordance  with applicable  law. The Portfolio may borrow from banks,  and other funds or other persons to the extent  permitted by applicable law;

2.       Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon;

3.       Purchase the  securities of any issuer if, as a result,  more than 25% of the value of the  Portfolio's  total assets would be invested in the securities of issuers having their principal business activities in the same industry;

4.       Make loans,  although the Portfolio may (i) lend portfolio  securities and  participate in an interfund  lending program to the extent  permitted by applicable law,  provided that no such loan may be made if, as a result,  the aggregate of such loans would exceed 33 1/3% of the value of the  Portfolio's  total  assets;  (ii) purchase  money market  securities  and enter into  repurchase agreements; and (iii) acquire publicly-distributed or privately-placed debt securities and purchase debt;

5.       Purchase a security  if, as a result,  with respect to 75% of the value of its total  assets,  more than 5% of the value of the Portfolio's  total assets would be invested in the securities of a single issuer,  except securities issued or guaranteed by the
U.S. Government or any of its agencies or instrumentalities;

6.       Purchase a security if, as a result,  with respect to 75% of the value of the  Portfolio's  total assets,  more than 10% of the outstanding  voting securities of any issuer would be held by the Portfolio (other than obligations  issued or guaranteed by the
U.S. Government, its agencies or instrumentalities);

7.       Purchase or sell real estate unless  acquired as a result of ownership of securities or other  instruments  (but this shall not prevent the Portfolio  from  investing in securities  or other  instruments  backed by real estate or in securities of companies engaged in the real estate business);

8.       Issue senior securities except in compliance with the 1940 Act; or

9.       Underwrite  securities issued by other persons,  except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the  Securities  Act of 1933 in  connection  with the purchase  and sale of its  portfolio  securities  in the ordinary course of pursuing its investment program.

         Notes:  The following  notes should be read in connection  with the  above-described  fundamental  policies.  The notes are not fundamental policies.

         With respect to investment  restrictions  (1) and (4), the Portfolio  will not borrow from or lend to any other fund unless it  applies  for and  receives  an  exemptive  order  from  the  SEC,  if so  required,  or the SEC  issues  rules  permitting  such transactions.  The  Portfolio  has no current  intention of engaging in any such  activity  and there is no assurance  the SEC would grant any order requested by the Portfolio or promulgate any rules allowing the transactions.

         With respect to investment  restriction (2), the Portfolio does not consider  currency  contracts or hybrid  investments to be commodities.

         For purposes of investment  restriction (3), U.S., state or local  governments,  or related agencies or  instrumentalities, are not considered an industry.

         For purposes of investment  restriction  (4), the Portfolio will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

Investment Restrictions Applicable Only to the AST T. Rowe Price Natural Resources Portfolio:

          The  following  fundamental  policies  should be read in  connection  with the notes  set forth  below.  The notes are not fundamental policies.  As a matter of fundamental policy, the Portfolio may not:

1.       Borrow money except that the Portfolio may (i) borrow for  non-leveraging,  temporary or emergency purposes and (ii) engage in reverse repurchase  agreements and make other investments or engage in other  transactions,  which may involve a borrowing,  in a manner  consistent with the Portfolio's  investment  objective and program,  provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the  value of the  Portfolio's  total  assets  (including  the  amount  borrowed)  less  liabilities  (other  than borrowings)  or such other  percentage  permitted  by law.  Any  borrowings  which  come to exceed  this  amount  will be reduced in accordance  with  applicable  law.  The  Portfolio  may borrow from banks,  other Price  Portfolios  or other  persons to the extent permitted by applicable law;

2.       Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon;

3.       Purchase the  securities of any issuer if, as a result,  more than 25% of the value of the  Portfolio's  total assets would be invested in the securities of issuers having their principal business activities in the same industry;

4.       Make loans,  although the Portfolio may (i) lend portfolio  securities and participate in an interfund lending program with other Price Portfolios  provided that no such loan may be made if, as a result,  the aggregate of such loans would exceed 33 1/3% of the value of the Portfolio's total assets;  (ii) purchase  money market securities and enter into repurchase  agreements;  and (iii)
acquire publicly-distributed or privately-placed debt securities and purchase debt;

5.       Purchase a security  if, as a result,  with respect to 75% of the value of its total  assets,  more than 5% of the value of the Portfolio's  total assets would be invested in the securities of a single issuer,  except securities issued or guaranteed by the
U.S. Government or any of its agencies or instrumentalities;

6.       Purchase a security if, as a result,  with respect to 75% of the value of the  Portfolio's  total assets,  more than 10% of the outstanding  voting securities of any issuer would be held by the Portfolio (other than obligations  issued or guaranteed by the
U.S. Government, its agencies or instrumentalities);

7.       Purchase or sell real estate unless  acquired as a result of ownership of securities or other  instruments  (but this shall not prevent the Portfolio  from  investing in securities  or other  instruments  backed by real estate or in securities of companies engaged in the real estate business);

8.       Issue senior securities except in compliance with the 1940 Act; or

9.       Underwrite  securities issued by other persons,  except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the  Securities  Act of 1933 in  connection  with the purchase  and sale of its  portfolio  securities  in the ordinary course of pursuing its investment program.

         Notes:  The following  notes should be read in connection  with the  above-described  fundamental  policies.  The notes are not fundamental policies.

         With respect to investment  restriction (2), the Portfolio does not consider  currency  contracts or hybrid  investments to be commodities.

         For purposes of investment  restriction (3), U.S., state or local  governments,  or related agencies or  instrumentalities, are not  considered an industry.  Industries  are  determined  by reference to the  classifications  of industries  set forth in the
Portfolio's semi-annual and annual reports.

         For purposes of investment  restriction  (4), the Portfolio will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

Investment Restrictions Applicable Only to the AST JanCap Growth Portfolio:

1.       The  Portfolio  will not  purchase a security if as a result,  that  Portfolio  would own more than 10% of the  outstanding voting securities of any issuer.

2.       As to 75% of the value of its total  assets,  the  Portfolio  will not invest more than 5% of its total  assets,  at market value,  in the  securities of any one issuer  (except cash items and  securities  issued or guaranteed by the U.S.  Government,  its agencies or instrumentalities).

3.       The Portfolio  will not purchase a security if as a result,  more than 25% of its total assets,  at market value,  would be invested in the securities of issuers  principally  engaged in the same industry (except securities issued or guaranteed by the U.S.
Government, its agencies or instrumentalities).

4.       The Portfolio will not purchase or sell real estate (although it may purchase  securities  secured by real estate interests or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein).

5.       The Portfolio will not purchase or sell physical  commodities other than foreign  currencies unless acquired as a result of ownership of securities (but this shall not prevent the Portfolio from  purchasing or selling  options,  futures,  swaps and forward contracts or from investing in securities and other instruments backed by physical commodities).

6.       The  Portfolio  may not make loans,  except that the Portfolio  may (i) lend  portfolio  securities in accordance  with the
Portfolio's  investment  policies in amounts up to 33-1/3% of the total assets of the Portfolio taken at market value; (ii) purchase money market  securities and enter into  repurchase  agreements;  and (iii) acquire  publicly  distributed or privately  placed debt securities.

Investment Restrictions Applicable Only to the AST Alliance Growth and Income Portfolio:

1.       The  Portfolio  will not  purchase a security if as a result,  that  Portfolio  would own more than 10% of the  outstanding voting securities of any issuer.

2.       The  Portfolio  may not make loans,  except that the Portfolio  may (i) lend  portfolio  securities in accordance  with the
Portfolio's  investment  policies in amounts up to 33-1/3% of the total assets of the Portfolio taken at market value; (ii) purchase money market  securities and enter into  repurchase  agreements;  and (iii) acquire  publicly  distributed or privately  placed debt securities.

3.       The Portfolio will not pledge,  mortgage,  or hypothecate its assets -- however, this provision does not apply to the grant of escrow receipts or the entry into other similar escrow arrangements arising out of the writing of covered call options.

4.       The  Portfolio  will not  purchase  securities  of any issuer  unless it or its  predecessor  has a record of three  years'
continuous  operation,  except that the  Portfolio  may purchase  securities of such issuers  through  subscription  offers or other rights it receives as a security  holder of  companies  offering  such  subscriptions  or rights,  and such  purchases  will then be limited in the aggregate to 5% of the Portfolio's net assets at the time of investment.

5.       The Portfolio will not concentrate its investments in any one industry (the  Portfolio's  investment  policy of keeping its assets  in  those  securities  which  are  selling  at the  most  reasonable  prices  in  relation  to  value  normally  results  in diversification  among many  industries -- consistent with this, the Portfolio does not intend to invest more than 25% of its assets in any one industry  classification  used by the Sub-advisor  for investment  purposes,  although such  concentration  could,  under unusual economic and market conditions, amount to 30% or conceivably somewhat more).

6.       The  Portfolio  will not borrow money  except from banks and then in amounts not in excess of 33 1/3% of its total  assets.
The  Portfolio  may borrow at  prevailing  interest  rates and invest the  Portfolios  in  additional  securities.  The  Portfolio's borrowings are limited so that  immediately  after such borrowing the value of the Portfolio's  assets  (including  borrowings) less its  liabilities  (not including  borrowings) is at least three times the amount of the  borrowings.  Should the Portfolio,  for any reason,  have  borrowings  that do not meet the above test then,  within  three  business  days,  the  Portfolio  must  reduce  such borrowings so as to meet the necessary test.  Under such a circumstance,  the Portfolio have to liquidate  securities at a time when it is disadvantageous to do so.

7.       The  Portfolio  will not make short sales except short sales made "against the box" to defer  recognition  of taxable gains or losses.

8.       The Portfolio will not purchase or sell real estate (although it may purchase  securities  secured by real estate interests or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein).

9.       The Portfolio will not invest  directly in oil, gas, or other mineral  exploration or development  programs;  however,  the
Portfolio may purchase securities of issuers whose principal business activities fall within such areas.

10.      The  Portfolio  will not  purchase a security  if as a result,  more than 5% of the value of that  Portfolio's  assets,  at market value, would be invested in the securities of issuers which, with their  predecessors,  have been in business less than three years.

Investment Restrictions Applicable Only to the AST INVESCO Equity Income Portfolio:

         As a matter of fundamental policy, the Portfolio may not:

1.       Issue preference shares or create any funded debt;

2.       Sell short;

3.       Borrow  money  except  from  banks in  excess  of 5% of the value of its total  net  assets,  and when  borrowing,  it is a temporary measure for emergency purposes;

4.       Buy or sell real estate,  commodities,  commodity  contracts  (however,  the Portfolio may purchase securities of companies investing in real estate);

5.       Purchase  any  security or enter into a  repurchase  agreement,  if as a result,  more than 15% of its net assets  would be invested  in  repurchase  agreements  not  entitling  the holder to payment  of  principal  and  interest  within  seven days and in securities  that are  illiquid  by virtue of legal or  contractual  restrictions  on resale or the  absence  of a readily  available market.  The Trustees or the Investment  Manager or the  Sub-advisor,  acting pursuant to authority  delegated by the Trustees,  may determine that a readily  available market exists for securities  eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to that rule, and therefore that such securities are not subject to the foregoing limitation;

6.       Purchase  securities  if the  purchase  would cause the  Portfolio,  at the time,  to have more than 5% of its total assets invested  in the  securities  of any one  company  or to own more  than 10% of the  voting  securities  of any one  company  (except obligations issued or guaranteed by the U.S. Government);

7.       The  Portfolio  may not make loans,  except that the Portfolio  may (i) lend  portfolio  securities in accordance  with the
Portfolio's  investment  policies in amounts up to 33-1/3% of the total assets of the Portfolio taken at market value; (ii) purchase money market  securities and enter into  repurchase  agreements;  and (iii) acquire  publicly  distributed or privately  placed debt securities; or

8.       Invest more than 25% of the value of the Portfolio's assets in one particular industry.

Investment Restrictions Applicable Only to the AST American Century Strategic Balanced Portfolio:

         As a matter of fundamental policy, the Portfolio will not:

1.       The  Portfolio  may not make loans,  except that the Portfolio  may (i) lend  portfolio  securities in accordance  with the
Portfolio's  investment  policies in amounts up to 33-1/3% of the total assets of the Portfolio taken at market value; (ii) purchase money market  securities and enter into  repurchase  agreements;  and (iii) acquire  publicly  distributed or privately  placed debt securities.

2.       With  respect to 75% of the value of its total  assets,  purchase  the  security of any one issuer if such  purchase  would cause more than 5% of the  Portfolio's  assets at market to be invested in the  securities  of such  issuer,  except  United  States government  securities,  or if the purchase would cause more than 10% of the outstanding  voting  securities of any one issuer to be held in the Portfolio;

3.       Invest more than 25% of the assets of the Portfolio,  exclusive of cash and U.S.  government  securities,  in securities of any one industry;

4.       Issue any senior security except in compliance with the 1940 Act;

5.       Underwrite any securities  except to the extent that the Portfolio may be deemed an underwriter  when purchasing or selling securities;

6.       Purchase or sell real estate.  (In the opinion of the  Sub-advisor,  this  restriction will not preclude the Portfolio from investing in securities of corporations that deal in real estate.);

7.       The Portfolio may not purchase or sell physical  commodities  unless acquired as a result of the ownership of securities or instruments;  provided that this  restriction  shall not prohibit a Portfolio from (i) engaging in  permissable  options and futures transactions  and forward foreign  currency  contracts in accordance with the Portfolio's  investment  policies or (ii) investing in securities of any kind; or

8.       Borrow any  money,  except in an amount not in excess of 33 1/3% of the total  assets of the  Portfolio,  and then only for emergency and extraordinary  purposes;  this does not prohibit the escrow and collateral  arrangements in connection with investment in interest rate futures contracts and related options by the Portfolio.

Investment Restrictions Only Applicable to the AST T. Rowe Price Asset Allocation Portfolio:

         The  following  fundamental  policies  should be read in  connection  with the notes  set  forth  below.  The notes are not fundamental policies.  As a matter of fundamental policy, the Portfolio may not:

1.       Borrow money except that the Portfolio may (i) borrow for  non-leveraging,  temporary or emergency purposes and (ii) engage in reverse repurchase  agreements and make other investments or engage in other transactions,  which may or may be deemed to involve a borrowing,  in a manner consistent with the Portfolio's  investment  objective and policies,  provided that the combination of (i)
and (ii) shall not exceed 33 1/3% of the value of the  Portfolio's  total assets  (including the amount  borrowed) less  liabilities
(other  than  borrowings)  or such other  percentage  permitted  by law.  Any  borrowings  which come to exceed  this amount will be reduced in accordance  with  applicable  law. The Portfolio  may borrow from banks,  other Price  Portfolios or other persons to the extent permitted by applicable law;

2.       Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon;

3.       Purchase the  securities of any issuer if, as a result,  more than 25% of the value of the  Portfolio's  total assets would be invested in the securities of issuers having their principal business activities in the same industry;

4.       Make loans,  although the Portfolio may (i) purchase money market  securities and enter into  repurchase  agreements;  (ii)
acquire  publicly-  distributed or privately  placed debt securities and purchase debt;  (iii) lend portfolio  securities;  and (iv)
participate  in an interfund  lending  program with other Price  Portfolios  provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Portfolio's total assets;

5.       Purchase a security  if, as a result,  with respect to 75% of the value of its total  assets,  more than 5% of the value of the Portfolio's  total assets would be invested in the securities of a single issuer,  except securities issued or guaranteed by the
U.S. government, or any of its agencies or instrumentalities;

6.       Purchase a security if, as a result,  with respect to 75% of the value of the  Portfolio's  total assets,  more than 10% of the outstanding  voting securities of any issuer would be held by the Portfolio (other than obligations  issued or guaranteed by the
U.S. government, its agencies or instrumentalities);

7.       Purchase or sell real estate unless  acquired as a result of ownership of securities or other  instruments  (but this shall not prevent the  Portfolio  from  investing in  securities  or other  instruments  backed by real estate or  securities of companies engaged in the real estate business);

8.       Issue senior securities except in compliance with the 1940 Act; or

9.       Underwrite  securities issued by other persons,  except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the  Securities  Act of 1933 in  connection  with the purchase  and sale of its  portfolio  securities  in the ordinary course of pursuing its investment program.

         Notes: The following notes should be read in connection with the above described  fundamental  policies.  The notes are not
                                                                                                                                 ---
fundamental policies.

         With respect to  investment  restrictions  (1) and (4), the  Portfolio  will not borrow or lend to any other fund unless it applies for and receives an exemptive  order from the SEC, if so required,  or the SEC issues rules  permitting  such  transactions.
The  Portfolio  has no current  intention of engaging in any such  activity and there is no assurance  the SEC would grant any order requested by the Portfolio or promulgate any rules allowing the transactions.

         With respect to investment  restriction (2), the Portfolio does not consider  currency  contracts on hybrid  investments to be commodities.

         For the purposes of investment  restriction  (3), United States federal,  state or local  governments,  or related agencies and instrumentalities, are not considered an industry.  Foreign governments are considered an industry.

         For purposes of investment  restriction  (4), the Portfolio will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

Investment Restrictions Applicable Only to the AST T. Rowe Price Global Bond Portfolio:

         As a matter of fundamental policy, the Portfolio may not:

1.       Borrow money,  except as a temporary measure for  extraordinary or emergency  purposes or except in connection with reverse repurchase agreements provided that the Portfolio maintains asset coverage of 300% for all borrowings;

2.       Purchase or sell real estate  (except that the  Portfolio  may invest in (i)  securities  of  companies  which deal in real estate or mortgages,  and (ii) securities  secured by real estate or interests  therein,  and that the Portfolio reserves freedom of action to hold and to sell real  estate  acquired  as a result of the  Portfolio's  ownership  of  securities)  or  purchase or sell physical commodities or contracts relating to physical commodities;

3.       Act as  underwriter  of  securities  issued by  others,  except to the  extent  that it may be  deemed  an  underwriter  in connection with the disposition of portfolio securities of the Portfolio;

4.       Make loans to other  persons,  except (a) loans of portfolio  securities,  and (b) to the extent the entry into  repurchase agreements and the purchase of debt  securities in accordance with its investment  objectives and investment  policies may be deemed to be loans;

5.       Issue senior securities except in compliance with the 1940 Act; or

6.       Purchase  any  securities  which  would  cause  more than 25% of the market  value of its total  assets at the time of such purchase to be invested in the securities of one or more issuers having their  principal  business  activities in the same industry, provided that there is no limitation  with respect to investments in obligations  issued or guaranteed by the U.S.  Government,  its agencies or  instrumentalities  (for the  purposes of this  restriction,  telephone  companies  are  considered  to be in a separate industry from gas and electric public  utilities,  and wholly-owned  finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents).

Notes:  The  following  notes  should  be read in  connection  with the  above  described  fundamental  policies.  The notes are not
                                                                                                                                 ---
fundamental policies.

For  purposes of  investment  restriction  (4),  the  Portfolio  will  consider the  acquisition  of a debt  security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

For purposes of investment  restriction (6), U.S., state or local  governments,  or related agencies or  instrumentalities,  are not considered an industry.  It is the position of the Staff of the SEC that foreign  governments  are  industries  for purposes of this restriction.  For as long as this staff  position is in effect,  the Portfolio  will not invest more than 25% of its total assets in the securities of any single governmental  issuer. For purposes of this restriction,  governmental  entities are considered separate issuers.

Investment Restrictions Applicable Only to the AST Federated High Yield Portfolio:

1.       The Portfolio  will not purchase any  securities on margin but may obtain such  short-term  credits as may be necessary for the clearance of transactions.

2.       The Portfolio will not borrow money except as a temporary  measure for  extraordinary  or emergency  purposes and then only from  banks  and only in  amounts  not in  excess of 5% of the value of its net  assets,  taken at the lower of cost or  market.  In addition,  to meet redemption requests without immediately  selling portfolio  securities,  the Portfolio may borrow up to one-third of the value of its total assets (including the amount borrowed) less its liabilities (not including  borrowings,  but including the current fair market value of any  securities  carried in open short  positions).  This practice is not for  investment  leverage but solely to  facilitate  management of the portfolio by enabling the Portfolio to meet  redemption  requests when the  liquidation  of portfolio  securities is deemed to be inconvenient or disadvantageous.  If, due to market  fluctuations or other reasons,  the value of the  Portfolio's  assets falls below 300% of its  borrowings,  it will reduce its borrowings  within three business days. No more than 10% of the value of the Portfolio's total assets at the time of providing such security may be used to secure borrowings.

3.       The Portfolio  will not invest more than 5% of its total assets in the  securities of any one issuer  (except cash and cash instruments,  securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities,  or instruments secured by these money market instruments, such as repurchase agreements).

4.       The Portfolio  will not invest more than 5% of the value of its total assets in securities  of companies,  including  their predecessors, that have been in operation for less than three years.

5.       The Portfolio  will not invest more than 5% of the value of its total assets in foreign  securities  which are not publicly traded in the United States.

6.       The  Portfolio  will not  purchase or sell real estate,  although it may invest in  marketable  securities  secured by real estate or  interests in real  estate,  and it may invest in the  marketable  securities  of  companies  investing or dealing in real estate.

7.       The Portfolio  will not purchase or sell  commodities or commodity  contracts or oil, gas, or other mineral  exploration or development programs. However, it may invest in the marketable securities of companies investing in or sponsoring such programs.

8.       The  Portfolio  may not make loans,  except that the Portfolio  may (i) lend  portfolio  securities in accordance  with the
Portfolio's  investment  policies in amounts up to 33-1/3% of the total assets of the Portfolio taken at market value; (ii) purchase money market  securities and enter into  repurchase  agreements;  and (iii) acquire  publicly  distributed or privately  placed debt securities.

9.       The Portfolio will not write, purchase, or sell puts, calls, or any combination thereof.

10.      The Portfolio  will not make short sales of  securities  or maintain  short  positions,  unless:  during the time the short position  is  open,  it owns  an  equal  amount  of the  securities  sold or  securities  readily  and  freely  convertible  into or exchangeable,  without  payment  of  additional  consideration,  for  securities  of the same  issue as, and equal in amount to, the securities  sold short;  and not more than 10% of the Portfolio's net assets (taken at current value) is held as collateral for such sales at any one time.

11.      The Portfolio will not purchase securities of a company for the purpose of exercising control or management.  However,  the
Portfolio  may invest in up to 10% of the voting  securities of any one issuer and may exercise its voting  powers  consistent  with the best  interests of the  Portfolio.  From time to time,  the  Portfolio,  together  with other  investment  companies  advised by subsidiaries or affiliates of Federated  Investors,  may together buy and hold substantial  amounts of a company's voting stock. All such stock may be voted  together.  In some such cases,  the Portfolio and the other  investment  companies  might  collectively  be considered to be in control of the company in which they have invested.  In some cases,  Trustee,  agents,  employees,  officers, or others  affiliated with or acting for the Portfolio,  its  Sub-advisor,  or affiliated  companies might possibly become directors of companies in which the Portfolio holds stock.

12.      The  Portfolio  will not invest more than 25% of the value of its total  assets in one  industry.  However,  for  temporary defensive  purposes,  the  Portfolio may at times invest more than that  percentage  in: cash and cash items;  securities  issued or guaranteed by the U.S. government,  its agencies,  or  instrumentalities;  or instruments secured by these money market instruments, such as repurchase agreements.

Investment Restrictions Applicable Only to the AST PIMCO Total Return Bond Portfolio:

1.       The Portfolio  will not invest in a security if, as a result of such  investment,  more than 25% of its total assets (taken at market value at the time of  investment)  would be invested in securities of issuers of a particular  industry,  except that this restriction  does not apply to  securities  issued or guaranteed by the U.S.  government  or its agencies or  instrumentalities  (or repurchase agreements with respect thereto);

2.       The Portfolio will not, with respect to 75% of its total assets,  invest in a security if, as a result of such  investment, more than 5% of its total assets (taken at market value at the time of  investment)  would be invested in the  securities of any one issuer,  except that this  restriction does not apply to securities  issued or guaranteed by the U.S.  government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

3.       The Portfolio  will not,  with respect to 75% of its assets,  invest in a security if, as a result of such  investment,  it would hold more than 10% (taken at the time of investment) of the outstanding voting securities of any one issuer;

4.       The  Portfolio  will not  purchase or sell real  estate  (although  it may  purchase  securities  secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

5.       The Portfolio will not purchase or sell  commodities  contracts or oil, gas or mineral  programs.  This  restriction  shall not prohibit the  Portfolio,  subject to  restrictions  stated in the Trust's  Prospectus  and  elsewhere  in this  Statement,  from purchasing,  selling or entering into futures contracts,  options on futures contracts,  foreign currency forward contracts, foreign currency  options,  or any  interest  rate,  securities  related or foreign  currency-related  hedging  instrument,  including  swap agreements and other derivative  instruments,  subject to compliance with any applicable  provisions of the federal  securities laws or commodities laws;

6.       The Portfolio will not borrow money, issue senior securities,  pledge,  mortgage,  hypothecate its assets,  except that the
Portfolio may (i) borrow from banks or enter into reverse  repurchase  agreements,  or employ  similar  investment  techniques,  and pledge its assets in connection  therewith,  but only if  immediately  after each  borrowing  there is an asset coverage of 300% and
(ii) enter into  transactions  in options,  futures and options on futures and other  derivative  instruments  as  described  in the
Trust's  Prospectus  and this  Statement  (the  deposit of assets in escrow in  connection  with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis,  collateral  arrangements with respect to initial or  variation  margin  deposits  for future  contracts  and  commitments  entered  into under swap  agreements  or other  derivative instruments, will not be deemed to be pledges of the Portfolio's assets);

7.       The  Portfolio  will not lend  funds or other  assets,  except  that the  Portfolio  may,  consistent  with its  investment objective  and  policies:  (a)  invest  in debt  obligations,  including  bonds,  debentures  or  other  debt  securities,  bankers'
acceptances and commercial  paper,  even though the purchase of such obligations may be deemed to be the making of a loan, (b) enter into  repurchase  agreements,  and (c) lend its  Portfolio  securities  in an amount not to exceed  one-third the value of its total assets,  provided  such loans are and in  accordance  with  applicable  guidelines  established  by the SEC and the Trust's Board of
Trustees; or

8.       The  Portfolio  will not  maintain  a short  position,  or  purchase,  write or sell  puts,  calls,  straddles,  spreads or combinations  thereof,  except as set forth in the Trust's Prospectus and this Statement for transactions in options,  futures,  and options on futures transactions arising under swap agreements or other derivative instruments.

Investment Restrictions Applicable Only to the AST PIMCO Limited Maturity Bond Portfolio:

         As a matter of fundamental policy, the Portfolio may not:

1.       Invest in a security if, as a result of such  investment,  more than 25% of its total assets  (taken at market value at the time of such  investment)  would be invested in the securities of issuers in any particular  industry,  except that this restriction does not apply to securities  issued or  guaranteed  by the U.S.  Government  or its agencies or  instrumentalities  (or  repurchase agreements with respect thereto);

2.       With  respect to 75% of its  assets,  invest in a security  if, as a result of such  investment,  more than 5% of its total assets (taken at market value at the time of such  investment)  would be invested in securities of any one issuer,  except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

3.       With  respect to 75% of its assets,  invest in a security if, as a result of such  investment,  it would hold more than 10%
(taken at the time of such investment) of the outstanding voting securities of any one issuer;

4.       Purchase  or sell real  estate  (although  it may  purchase  securities  secured by real estate or  interests  therein,  or securities issued by companies which invest in real estate, or interests therein);

5.       Purchase or sell  commodities  or  commodities  contracts  or oil,  gas or mineral  programs.  This  restriction  shall not prohibit the  Portfolio,  subject to  restrictions  described in the Prospectus and elsewhere in this  Statement,  from  purchasing, selling or entering into futures contracts,  options, or any interest rate,  securities-related or foreign  currency-related hedging instrument,  including swap agreements and other  derivative  instruments,  subject to compliance with any applicable  provisions of the federal securities or commodities laws;

6.       Borrow money, issue senior  securities,  or pledge,  mortgage or hypothecate its assets,  except that the Portfolio may (i)
borrow from banks or enter into reverse repurchase  agreements,  or employ similar investment  techniques,  and pledge its assets in connection  therewith,  but only if  immediately  after  each  borrowing  there  is asset  coverage  of 300%  and  (ii)  enter  into transactions  in options,  futures and options on futures and other  derivative  instruments  as described in the  Prospectus and in this Statement  (the deposit of assets in escrow in connection  with the writing of covered put and call options and the purchase of securities  on a  when-issued  or delayed  delivery  basis,  collateral  arrangements  with respect to initial or  variation  margin deposits for futures  contracts and commitments  entered into under swap  agreements or other  derivative  instruments,  will not be deemed to be pledges of the Portfolio assets);

7.       Lend any funds or other assets,  except that a Portfolio may,  consistent with its investment  objective and policies:  (a)
invest in debt  obligations,  including bonds,  debentures or other debt securities,  banker'  acceptance and commercial paper, even though the purchase of such  obligations  may be deemed to be the making of loans,  (b) enter into  repurchase  agreements,  and (c)
lend its portfolio  securities in an amount not to exceed  one-third of the value of its total assets,  provided such loans are made in accordance with applicable guidelines established by the SEC and the Trust's Board of Trustees; or

8.       Maintain a short position, or purchase,  write or sell puts, calls,  straddles,  spreads or combinations thereof, except on such conditions as may be set forth in the Prospectus and in this Statement.

Investment Restrictions Applicable Only to the AST Money Market Portfolio:

1.       The  Portfolio  will not  purchase a security  if as a result,  the  Portfolio  would own more than 10% of the  outstanding voting securities of any issuer.

2.       As to 75% of the value of its total  assets,  the  Portfolio  will not invest more than 5% of its total  assets,  at market value,  in the  securities  of any one issuer  (except  securities  issued or  guaranteed  by the U.S.  Government,  its agencies or instrumentalities).

3.       The  Portfolio  will not  acquire any  illiquid  securities,  such as  repurchase  agreements  with more than seven days to maturity or fixed time deposits with a duration of over seven  calendar  days, if as a result  thereof,  more than 10% of the market value of the Portfolio's total assets would be in investments which are illiquid.

4.       The Portfolio  will not purchase a security if as a result,  more than 25% of its total assets,  at market value,  would be invested in the securities of issuers  principally  engaged in the same industry (except securities issued or guaranteed by the U.S.
Government,  its agencies or  instrumentalities,  negotiable  certificates of deposit,  time deposits,  and bankers'  acceptances of
United States branches of United States banks).

5.       The Portfolio will not enter into reverse repurchase  agreements  exceeding in the aggregate  one-third of the market value of the Portfolio's total assets, less liabilities other than obligations created by reverse repurchase agreements.

6.       The Portfolio will not borrow money,  except from banks for  extraordinary  or emergency  purposes and then only in amounts not to exceed 10% of the value of the  Portfolio's  total assets,  taken at cost, at the time of such  borrowing.  The Portfolio may not mortgage,  pledge or  hypothecate  any assets except in connection  with any such  borrowing and in amounts not to exceed 10% of the  value  of the  Portfolio's  net  assets  at the time of such  borrowing.  The  Portfolio  will not  purchase  securities  while borrowings  exceed 5% of the  Portfolio's  total assets.  This  borrowing  provision is included to  facilitate  the orderly sale of securities,  for example,  in the event of abnormally heavy redemption  requests,  and is not for investment  purposes and shall not apply to reverse repurchase agreements.

7.       The Portfolio  will not make loans,  except through  purchasing or holding debt  obligations,  or entering into  repurchase agreements, or loans of Portfolio securities in accordance with the Portfolio's investment objectives and policies.

8.       The  Portfolio  will not purchase  securities  on margin,  make short sales of  securities,  or maintain a short  position, provided  that this  restriction  shall not be deemed to be  applicable  to the  purchase or sale of  when-issued  securities  or of securities for delivery at a future date.

9.       The  Portfolio  will not  purchase or sell puts,  calls,  straddles,  spreads,  or any  combination  thereof;  real estate;
commodities;  or commodity  contracts  or  interests  in oil, gas or mineral  exploration  or  development  programs.  However,  the
Portfolio may purchase  bonds or commercial  paper issued by companies  which invest in real estate or interests  therein  including real estate investment trusts.

Investment Restrictions Applicable Only to the AST Strong International Equity Portfolio,  the AST MFS Global Equity Portfolio,  the
AST PBHG Small-Cap Growth Portfolio,  the AST DeAM Small-Cap Growth Portfolio,  the AST Federated  Aggressive Growth Portfolio,  the
AST Goldman Sachs Small-Cap Value Portfolio,  the AST DeAM Small-Cap Value Portfolio,  the AST Janus Mid-Cap Growth  Portfolio,  the
AST Neuberger  Berman Mid-Cap Growth  Portfolio,  the AST Neuberger  Berman  Mid-Cap Value  Portfolio,  the AST Alger All-Cap Growth
Portfolio,  the AST Gabelli  All-Cap Value  Portfolio,  the AST Alliance Growth  Portfolio,  the AST MFS Growth  Portfolio,  the AST
Marsico  Capital Growth  Portfolio,  the AST DeAM  Large-Cap  Growth  Portfolio,  the AST DeAM Large-Cap  Value  Portfolio,  the AST
Alliance/Bernstein  Growth + Value  Portfolio,  the AST  Sanford  Bernstein  Core  Value  Portfolio,  the AST Cohen & Steers  Realty
Portfolio,  the AST Sanford Bernstein Managed Index 500 Portfolio,  the AST American Century Income & Growth Portfolio,  the AST MFS
Growth with Income Portfolio,  the AST DeAM Global Allocation Portfolio,  the AST Lord Abbett  Bond-Debenture  Portfolio and the AST
DeAM Bond Portfolio.

         1.       No Portfolio may issue senior securities, except as permitted under the 1940 Act.

         2.       No Portfolio  may borrow  money,  except that a Portfolio  may (i) borrow money for  non-leveraging,  temporary or emergency  purposes,  and (ii) engage in reverse repurchase  agreements and make other investments or engage in other  transactions, which may involve a borrowing,  in a manner  consistent with the Portfolio's  investment  objective and policies;  provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the  Portfolio's  assets  (including the amount  borrowed) less liabilities  (other than  borrowings) or such other  percentage  permitted by law. Any  borrowings  which come to exceed this amount will be reduced in accordance  with  applicable law.  Subject to the above  limitations,  a Portfolio may borrow from banks or other persons to the extent permitted by applicable law.

         3.       No Portfolio may underwrite  securities  issued by other  persons,  except to the extent that the Portfolio may be deemed to be an  underwriter  (within  the  meaning of the  Securities  Act of 1933) in  connection  with the  purchase  and sale of portfolio securities.

         4.       No Portfolio may purchase or sell real estate unless  acquired as a result of the ownership of securities or other instruments;  provided that this  restriction  shall not prohibit a Portfolio  from  investing in  securities  or other  instruments backed by real estate or in securities of companies engaged in the real estate business.

         5.       No Portfolio may purchase or sell physical  commodities unless acquired as a result of the ownership of securities or instruments;  provided that this restriction shall not prohibit a Portfolio from (i) engaging in permissible  options and futures transactions and forward foreign currency  contracts in accordance with the Portfolio's  investment  policies,  or (ii) investing in securities of any kind.

         6.       No Portfolio may make loans,  except that a Portfolio  may (i) lend  portfolio  securities in accordance  with the
Portfolio's  investment  policies in amounts up to 33 1/3% of the total assets of the Portfolio taken at market value, (ii) purchase money market  securities and enter into  repurchase  agreements,  and (iii) acquire  publicly  distributed or privately  placed debt securities.

         7.       No Portfolio  other than the AST Cohen & Steers Realty  Portfolio may purchase any security if, as a result,  more than 25% of the value of the  Portfolio's  assets would be invested in the  securities of issuers  having their  principal  business activities in the same industry;  provided that this restriction  does not apply to investments in obligations  issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities  (or repurchase  agreements with respect thereto).  The AST Cohen
& Steers  Realty  Portfolio  will invest at least 25% of its total  assets in  securities  of  companies  engaged in the real estate business.

         8.       No Portfolio  other than the AST Janus Mid-Cap Growth  Portfolio,  the AST DeAM Large-Cap  Value Portfolio and the
AST Cohen & Steers  Realty  Portfolio  may,  with respect to 75% of the value of its total  assets,  purchase the  securities of any issuer (other than  securities  issued or guaranteed by the U.S.  Government or any of its agencies or  instrumentalities)  if, as a result,  (i) more than 5% of the value of the Portfolio's  total assets would be invested in the securities of such issuer,  or (ii)
more than 10% of the  outstanding  voting  securities of such issuer would be held by the  Portfolio.  The AST Janus Mid-Cap  Growth
Portfolio,  the AST DeAM  Large-Cap  Value  Portfolio and the AST Cohen & Steers Realty  Portfolio may not, with respect to 50% of a
Portfolio's  total  assets,  invest in the  securities  of any one issuer  (other  than the U.S.  Government  and its  agencies  and instrumentalities),  if  immediately  after and as a result of such  investment  more than 5% of the total  assets of the  Portfolio would be invested in such issuer.

         If a restriction on a Portfolio's  investments is adhered to at the time an investment is made, a subsequent  change in the percentage  of  Portfolio  assets  invested  in  certain  securities  or other  instruments,  or change in average  duration  of the
Portfolio's  investment  portfolio,  resulting from changes in the value of the Portfolio's  total assets,  will not be considered a violation of the restriction;  provided,  however, that the asset coverage requirement  applicable to borrowings shall be maintained in the manner contemplated by applicable law.

         With  respect to  investment  restrictions  (2) and (6), a  Portfolio  will not borrow or lend to any other fund  unless it applies for and receives an exemptive  order from the SEC, if so required,  or the SEC issues rules  permitting  such  transactions.
There is no assurance the SEC would grant any order requested by a Portfolio or promulgate any rules allowing the transactions.

         With respect to  investment  restriction  (6), the  restriction  on making loans is not  considered  to limit a Portfolio's investments in loan participations and assignments.

         With  respect to  investment  restriction  (7),  the AST Strong  International  Equity  Portfolio  and the AST DeAM  Global
Allocation  Portfolio will not consider a bank-issued  guaranty or financial  guaranty insurance as a separate security for purposes of determining the percentage of the Portfolios' assets invested in the securities of issuers in a particular industry.

CERTAIN RISK FACTORS AND INVESTMENT METHODS:

         Some of the  investment  instruments,  techniques  and methods which may be used by one or more of the  Portfolios  and the risks  attendant  thereto are  described  below.  Other risk factors and  investment  methods may be  described  in the  "Investment
Objectives  and  Policies"  and  "Certain  Risk  Factors  and  Investment  Methods"  section in the  Trust's  Prospectus  and in the
"Investment  Objectives and Policies"  section of this  Statement.  The risks and investment  methods  described below apply only to those Portfolios which may invest in such instruments or use such techniques.

Debt Obligations:

         Yields on short,  intermediate,  and long-term  securities  are dependent on a variety of factors,  including,  the general conditions of the money and bond markets, the size of a particular offering,  the maturity of the obligation,  and the rating of the issue.  Debt  securities  with longer  maturities  tend to produce higher yields and are generally  subject to  potentially  greater capital  appreciation  and  depreciation  than  obligations  with shorter  maturities  and lower  yields.  The market prices of debt securities  usually  vary,  depending  upon  available  yields.  An increase in interest  rates will  generally  reduce the value of portfolio investments,  and a decline in interest rates will generally increase the value of portfolio  investments.  The ability of the  Portfolio  to achieve  its  investment  objectives  is also  dependent  on the  continuing  ability of the  issuers of the debt securities in which the Portfolio invests to meet their obligations for the payment of interest and principal when due.

Special Risks Associated with Low-Rated and Comparable Unrated Securities:

         Low-rated and comparable unrated securities,  while generally offering higher yields than investment-grade  securities with similar maturities,  involve greater risks,  including the possibility of default or bankruptcy.  They are regarded as predominantly speculative  with  respect to the  issuer's  capacity to pay  interest  and repay  principal.  The special  risk  considerations  in connection with such investments are discussed below.  See the Appendix of this Statement for a discussion of securities ratings.

         Effect of Interest Rates and Economic Changes.  The low-rated and comparable  unrated  securities market is relatively new, and its growth  paralleled  a long  economic  expansion.  As a result,  it is not clear how this  market may  withstand  a prolonged recession or economic  downturn.  Such a prolonged  economic downturn could severely disrupt the market for and adversely affect the value of such securities.

         All  interest-bearing  securities  typically  experience  appreciation  when interest rates decline and  depreciation  when interest  rates rise.  The market  values of low-rated  and  comparable  unrated  securities  tend to reflect  individual  corporate developments  to a greater extent than do  higher-rated  securities,  which react  primarily to fluctuations in the general level of interest  rates.  Low-rated  and  comparable  unrated  securities  also tend to be more  sensitive to economic  conditions  than are higher-rated  securities.  As a result,  they generally  involve more credit risks than securities in the  higher-rated  categories.
During an economic  downturn or a sustained period of rising interest rates,  highly  leveraged  issuers of low-rated and comparable unrated  securities may experience  financial  stress and may not have sufficient  revenues to meet their payment  obligations.  The issuer's ability to service its debt obligations may also be adversely  affected by specific  corporate  developments,  the issuer's inability to meet specific projected business  forecasts,  or the  unavailability of additional  financing.  The risk of loss due to default by an issuer of  low-rated  and  comparable  unrated  securities  is  significantly  greater  than  issuers of  higher-rated securities  because such securities are generally  unsecured and are often subordinated to other creditors.  Further,  if the issuer of a low-rated and comparable  unrated security  defaulted,  a Portfolio might incur additional  expenses to seek recovery.  Periods of economic  uncertainty  and changes  would also  generally  result in increased  volatility  in the market prices of low-rated and comparable unrated securities and thus in a Portfolio's net asset value.

         As  previously  stated,  the value of such a security will decrease in a rising  interest rate market and  accordingly,  so will a Portfolio's net asset value.  If a Portfolio  experiences  unexpected net  redemptions in such a market,  it may be forced to liquidate  a portion of its  portfolio  securities  without  regard to their  investment  merits.  Due to the limited  liquidity  of high-yield  securities  (discussed  below) a Portfolio may be forced to liquidate these  securities at a substantial  discount.  Any such  liquidation  would reduce a Portfolio's  asset base over which  expenses could be allocated and could result in a reduced rate of return for a Portfolio.

         Payment  Expectations.  Low-rated and comparable  unrated  securities  typically  contain  redemption,  call, or prepayment provisions  which permit the issuer of such securities  containing such provisions to, at their  discretion,  redeem the securities.
During  periods of falling  interest  rates,  issuers of high-yield  securities  are likely to redeem or prepay the  securities  and refinance them with debt  securities  with a lower interest  rate. To the extent an issuer is able to refinance the  securities,  or otherwise  redeem them, a Portfolio  may have to replace the  securities  with a  lower-yielding  security,  which would result in a lower return for a Portfolio.

         Issuers of  lower-rated  securities  are often highly  leveraged,  so that their ability to service their debt  obligations during an economic  downturn or during  sustained  periods of rising interest rates may be impaired.  Such issuers may not have more traditional  methods of financing  available to them and may be unable to repay outstanding  obligations at maturity by refinancing.
The risk of loss due to default in payment of interest or repayment of principal by such issuers is  significantly  greater  because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

         Credit Ratings.  Credit ratings issued by  credit-rating  agencies  evaluate the safety of principal and interest  payments of rated  securities.  They do not,  however,  evaluate the market value risk of low-rated and comparable  unrated  securities  and, therefore,  may not fully reflect the true risks of an investment.  In addition,  credit-rating  agencies may or may not make timely changes in a rating to reflect  changes  in the  economy or in the  condition  of the  issuer  that  affect the market  value of the security.  Consequently,  credit ratings are used only as a preliminary  indicator of investment  quality.  Investments in low-rated and  comparable  unrated  securities  will be more  dependent  on the  Sub-advisor's  credit  analysis  than  would be the case with investments in  investment-grade  debt  securities.  The Sub-advisor  may employ its own credit  research and analysis,  which could include a study of existing  debt,  capital  structure,  ability to service debt and to pay dividends,  the issuer's  sensitivity to economic  conditions,  its  operating  history,  and the  current  trend of  earnings.  The  Sub-advisor  continually  monitors  the investments  in a Portfolio and evaluates  whether to dispose of or to retain  low-rated and  comparable  unrated  securities  whose credit ratings or credit quality may have changed.

         Liquidity  and  Valuation.  A  Portfolio  may have  difficulty  disposing  of  certain  low-rated  and  comparable  unrated securities  because  there may be a thin  trading  market for such  securities.  Because  not all  dealers  maintain  markets in all low-rated and comparable  unrated  securities,  there is no established  retail  secondary  market for many of these  securities.  A
Portfolio  anticipates  that such securities could be sold only to a limited number of dealers or  institutional  investors.  To the extent a secondary  trading market does exist, it is generally not as liquid as the secondary  market for  higher-rated  securities.
The lack of a liquid  secondary  market may have an adverse impact on the market price of the security.  As a result,  a Portfolio's asset value and a Portfolio's ability to dispose of particular  securities,  when necessary to meet a Portfolio's liquidity needs or in response to a specific  economic event, may be impacted.  The lack of a liquid  secondary market for certain  securities may also make it more  difficult  for the  Portfolio  to obtain  accurate  market  quotations  for  purposes of valuing a  Portfolio.  Market quotations are generally  available on many  low-rated and  comparable  unrated issues only from a limited number of dealers and may not necessarily  represent firm bids of such dealers or prices for actual sales. During periods of thin trading,  the spread between bid and asked prices is likely to increase significantly.  In addition,  adverse publicity and investor perceptions,  whether or not based on fundamental analysis,  may decrease the values and liquidity of low-rated and comparable unrated securities,  especially in a thinly-traded market.

Put and Call Options:

         Writing  (Selling)  Call Options.  A call option gives the holder (buyer) the "right to purchase" a security or currency at a specified  price (the  exercise  price),  at expiration  of the option  (European  style) or at any time until a certain date (the expiration  date)  (American  style).  So long as the  obligation  of the writer of a call option  continues,  he may be assigned an exercise  notice by the  broker-dealer  through  whom such  option was sold,  requiring  him to deliver the  underlying  security or currency  against  payment of the exercise  price.  This  obligation  terminates  upon the  expiration  of the call option,  or such earlier time at which the writer effects a closing  purchase  transaction by  repurchasing  an option  identical to that  previously sold.

          When writing a call option,  a Portfolio,  in return for the  premium,  gives up the  opportunity  for profit from a price increase in the underlying  security or currency above the exercise price, but conversely  retains the risk of loss should the price of the security or currency  decline.  Unlike one who owns  securities or currencies not subject to an option,  the Portfolio has no control over when it may be required to sell the underlying  securities or currencies,  since it may be assigned an exercise  notice at any time prior to the expiration of its  obligation as a writer.  If a call option which the Portfolio has written  expires,  the
Portfolio  will  realize a gain in the amount of the premium;  however,  such gain may be offset by a decline in the market value of the underlying  security or currency during the option period.  If the call option is exercised,  a Portfolio will realize a gain or loss from the sale of the underlying security or currency.

          Writing  (Selling) Put Options.  A put option gives the purchaser of the option the right to sell, and the writer (seller)
has the obligation to buy, the underlying  security or currency at the exercise price during the option period  (American  style) or at the  expiration  of the option  (European  style).  So long as the  obligation  of the writer  continues,  he may be  assigned an exercise  notice by the  broker-dealer  through  whom such option was sold,  requiring  him to make  payment of the  exercise  price against  delivery of the underlying  security or currency.  The operation of put options in other respects,  including their related risks and rewards, is substantially identical to that of call options.

         Premium  Received from Writing Call or Put Options.  A Portfolio  will receive a premium from writing a put or call option, which  increases such  Portfolio's  return in the event the option expires  unexercised or is closed out at a profit.  The amount of the premium will reflect,  among other  things,  the  relationship  of the market price of the  underlying  security to the exercise price of the option,  the term of the option and the  volatility of the market price of the underlying  security.  By writing a call option,  a Portfolio  limits its  opportunity to profit from any increase in the market value of the  underlying  security above the exercise  price of the option.  By writing a put  option,  a  Portfolio  assumes  the risk that it may be  required to purchase  the underlying  security for an exercise price higher than its then current market value,  resulting in a potential  capital loss if the purchase price exceeds the market value plus the amount of the premium  received,  unless the security  subsequently  appreciates in value.

         Closing  Transactions.  Closing  transactions  may be effected in order to realize a profit on an outstanding  call option, to prevent an underlying  security or currency from being called, or, to permit the sale of the underlying  security or currency.  A
Portfolio may terminate an option that it has written prior to its  expiration by entering into a closing  purchase  transaction  in which it  purchases  an option  having the same terms as the option  written.  A Portfolio  will  realize a profit or loss from such transaction if the cost of such  transaction is less or more than the premium  received from the writing of the option.  In the case of a put  option,  any loss so  incurred  may be  partially  or  entirely  offset by the premium  received  from a  simultaneous  or subsequent  sale of a  different  put  option.  Because  increases  in the market  price of a call  option  will  generally  reflect increases in the market price of the  underlying  security,  any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by such Portfolio.

          Furthermore,  effecting a closing  transaction  will permit the Portfolio to write  another call option on the  underlying security or  currency  with either a  different  exercise  price or  expiration  date or both.  If the  Portfolio  desires to sell a particular  security or currency from its portfolio on which it has written a call option,  or purchased a put option,  it will seek to effect a closing  transaction  prior to, or  concurrently  with,  the sale of the security or currency.  There is, of course,  no assurance that the Portfolio will be able to effect such closing  transactions at a favorable  price. If the Portfolio  cannot enter into such a transaction,  it may be required to hold a security or currency that it might  otherwise  have sold.  When the Portfolio writes a covered call option,  it runs the risk of not being able to participate in the  appreciation  of the underlying  securities or currencies  above the exercise  price,  as well as the risk of being  required to hold on to  securities  or currencies  that are depreciating in value.  This could result in higher  transaction  costs. The Portfolio will pay transaction costs in connection with the writing of options to close out previously  written options.  Such  transaction  costs are normally higher than those applicable to purchases and sales of portfolio securities.

          Purchasing  Call  Options.  Call  options may be  purchased by a Portfolio  for the purpose of  acquiring  the  underlying securities  or  currencies  for its  portfolio.  Utilized in this  fashion,  the purchase of call options  enables the  Portfolio to acquire the  securities  or  currencies  at the exercise  price of the call option plus the premium  paid.  At times the net cost of acquiring  securities or currencies  in this manner may be less than the cost of acquiring  the  securities or currencies  directly.
This  technique  may also be useful to a Portfolio  in  purchasing  a large block of  securities  or  currencies  that would be more difficult to acquire by direct  market  purchases.  So long as it holds such a call option  rather than the  underlying  security or currency itself,  the Portfolio is partially  protected from any unexpected  decline in the market price of the underlying  security or currency  and in such event could  allow the call option to expire,  incurring a loss only to the extent of the premium  paid for the option.

          Purchasing Put Options.  A Portfolio may purchase a put option on an underlying  security or currency (a "protective put")
owned by the Portfolio as a defensive  technique in order to protect against an anticipated  decline in the value of the security or currency.  Such hedge  protection  is provided only during the life of the put option when the  Portfolio,  as the holder of the put option,  is able to sell the underlying  security or currency at the put exercise price  regardless of any decline in the underlying security's  market price or currency's  exchange value.  For example,  a put option may be purchased in order to protect  unrealized appreciation of a security or currency where a Sub-advisor  deems it desirable to continue to hold the security or currency  because of tax  considerations.  The premium  paid for the put option and any  transaction  costs would  reduce any capital  gain  otherwise available for distribution when the security or currency is eventually sold.

          By purchasing put options on a security or currency it does not own, the Portfolio  seeks to benefit from a decline in the market price of the underlying  security or currency.  If the put option is not sold when it has remaining  value, and if the market price of the  underlying  security  or currency  remains  equal to or greater  than the  exercise  price  during the life of the put option,  the  Portfolio  will lose its  entire  investment  in the put  option.  In order  for the  purchase  of a put  option to be profitable,  the market price of the  underlying  security or currency must decline  sufficiently  below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

          Dealer  Options.  Exchange-traded  options  generally  have a continuous  liquid  market  while dealer  options have none.
Consequently,  the Portfolio  will  generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it.  Similarly,  when the Portfolio  writes a dealer  option,  it generally will be able to close out the option prior to its  expiration  only by entering  into a closing  purchase  transaction  with the dealer to which the
Portfolio  originally  wrote the option.  While the  Portfolio  will seek to enter into dealer  options  only with  dealers who will agree to and which are expected to be capable of entering into closing  transactions  with the Portfolio,  there can be no assurance that the  Portfolio  will be able to  liquidate a dealer  option at a  favorable  price at any time prior to  expiration.  Until the
Portfolio,  as a covered  dealer  call  option  writer,  is able to effect a closing  purchase  transaction,  it will not be able to liquidate  securities  (or other assets) used as cover until the option  expires or is exercised.  In the event of insolvency of the contra party,  the Portfolio  may be unable to liquidate a dealer  option.  With respect to options  written by the  Portfolio,  the inability to enter into a closing  transaction  may result in material  losses to the  Portfolio.  For example,  since the Portfolio must  maintain a secured  position  with respect to any call option on a security it writes,  the  Portfolio may not sell the assets which it has  segregated  to  secure  the  position  while it is  obligated  under the  option.  This  requirement  may  impair  the
Portfolio's ability to sell portfolio securities at a time when such sale might be advantageous.

          The Staff of the SEC has taken the  position  that  purchased  dealer  options  and the assets  used to secure the written dealer  options are  illiquid  securities.  The  Portfolio  may treat the cover used for written OTC options as liquid if the dealer agrees that the Portfolio  may  repurchase  the OTC option it has written for a maximum  price to be  calculated by a  predetermined formula.  In such cases,  the OTC option would be  considered  illiquid  only to the extent the maximum  repurchase  price under the formula  exceeds the  intrinsic  value of the option.  To this extent,  the  Portfolio  will treat dealer  options as subject to the
Portfolio's  limitation  on  unmarketable  securities.  If the SEC changes its  position on the  liquidity  of dealer  options,  the
Portfolio will change its treatment of such instruments accordingly.

         Certain  Risk  Factors in Writing  Call  Options  and in  Purchasing  Call and Put  Options:  During the option  period,  a
Portfolio,  as writer of a call option has, in return for the premium  received on the option,  given up the opportunity for capital appreciation  above the exercise price should the market price of the  underlying  security  increase,  but has retained the risk of loss  should the price of the  underlying  security  decline.  The writer has no control  over the time when it may be  required  to fulfill its  obligation  as a writer of the option.  The risk of  purchasing a call or put option is that the Portfolio may lose the premium it paid plus  transaction  costs.  If the  Portfolio  does not  exercise  the option and is unable to close out the position prior to expiration of the option, it will lose its entire investment.

         An option  position  may be closed out only on an exchange  which  provides a secondary  market.  There can be no assurance that a liquid  secondary  market will exist for a particular  option at a particular  time and that the  Portfolio can close out its position by effecting a closing  transaction.  If the Portfolio is unable to effect a closing purchase  transaction,  it cannot sell the  underlying  security until the option  expires or the option is exercised.  Accordingly,  the Portfolio may not be able to sell the underlying  security at a time when it might otherwise be  advantageous  to do so. Possible  reasons for the absence of a liquid secondary market include the following:  (i) insufficient  trading  interest in certain options;  (ii)  restrictions on transactions imposed by an exchange;  (iii) trading  halts,  suspensions  or other  restrictions  imposed with respect to  particular  classes or series of options or underlying  securities;  (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading  volume;  and (v) a decision  by one or more  exchanges  to  discontinue  the trading of options or impose  restrictions  on orders.  In  addition,  the hours of trading for options may not conform to the hours  during which the  underlying  securities  are traded.  To the extent that the options markets close before the markets for the underlying  securities,  significant price and rate movements can take place in the  underlying  markets that cannot be reflected in the options  markets.  The purchase of options is a highly specialized  activity which involves investment  techniques and risks different from those associated with ordinary portfolio securities transactions.

         Each exchange has established  limitations governing the maximum number of call options,  whether or not covered, which may be written by a single investor  acting alone or in concert with others  (regardless of whether such options are written on the same or different  exchanges or are held or written on one or more  accounts or through one or more  brokers).  An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions.

Options on Stock Indices:

         Options on stock indices are similar to options on specific  securities  except that, rather than the right to take or make delivery of the  specific  security  at a specific  price,  an option on a stock  index gives the holder the right to receive,  upon exercise of the option,  an amount of cash if the closing  level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.  This amount of cash is equal to such  difference  between the closing price of the index and the exercise  price of the option  expressed in dollars  multiplied  by a specified  multiple.  The writer of the option is  obligated,  in return  for the  premium  received,  to make  delivery  of this  amount.  Unlike  options on  specific securities,  all  settlements  of options on stock  indices are in cash and gain or loss depends on general  movements in the stocks included in the index rather than price  movements in particular  stocks.  A stock index  futures  contract is an agreement in which one party  agrees to deliver to the other an amount of cash equal to a specific  amount  multiplied  by the  difference  between the value of a specific  stock  index at the close of the last  trading  day of the  contract  and the price at which the  agreement  is made.  No physical delivery of securities is made.

         Risk  Factors in Options on Indices.  Because the value of an index option  depends upon the  movements in the level of the index rather than upon movements in the price of a particular  security,  whether the Portfolio will realize a gain or a loss on the purchase  or sale of an option on an index  depends  upon the  movements  in the level of prices in the  market  generally  or in an industry or market  segment  rather than upon  movements in the price of the  individual  security.  Accordingly,  successful use of positions will depend upon a Sub-advisor's  ability to predict  correctly  movements in the direction of the market  generally or in the direction of a particular  industry.  This requires  different  skills and techniques than  predicting  changes in the prices of individual securities.

         Index prices may be distorted  if trading of  securities  included in the index is  interrupted.  Trading in index  options also may be  interrupted  in certain  circumstances,  such as if trading were halted in a  substantial  number of  securities in the index.  If this  occurred,  a  Portfolio  would  not be able to close  out  options  which  it had  written  or  purchased  and,  if restrictions  on exercise  were  imposed,  might be unable to exercise an option it  purchased,  which would  result in  substantial losses.

         Price  movements  in  Portfolio  securities  will not  correlate  perfectly  with  movements  in the level of the index and therefore,  a Portfolio  bears the risk that the price of the  securities  may not  increase  as much as the level of the index.  In this event,  the  Portfolio  would bear a loss on the call which would not be  completely  offset by  movements in the prices of the securities.  It is also possible that the index may rise when the value of the  Portfolio's  securities  does not. If this occurred, a Portfolio  would  experience a loss on the call which would not be offset by an increase in the value of its  securities and might also experience a loss in the market value of its securities.

         Unless a Portfolio  has other  liquid  assets  which are  sufficient  to satisfy the  exercise of a call on the index,  the
Portfolio will be required to liquidate securities in order to satisfy the exercise.

         When a Portfolio  has written a call on an index,  there is also the risk that the market may decline  between the time the
Portfolio  has the call  exercised  against  it,  at a price  which is fixed  as of the  closing  level of the  index on the date of exercise,  and the time the Portfolio is able to sell  securities.  As with options on securities,  the  Sub-advisor  will not learn that a call has been  exercised  until the day following the exercise  date,  but,  unlike a call on securities  where the Portfolio would be able to deliver the underlying  security in  settlement,  the Portfolio may have to sell part of its securities in order to make settlement in cash, and the price of such securities might decline before they could be sold.

         If a Portfolio  exercises a put option on an index which it has purchased  before final  determination of the closing index value for the day, it runs the risk that the level of the  underlying  index may change  before  closing.  If this change causes the exercised  option to fall  "out-of-the-money"  the Portfolio will be required to pay the difference  between the closing index value and the exercise price of the option  (multiplied by the applicable  multiplier) to the assigned writer.  Although the Portfolio may be able to minimize this risk by  withholding  exercise  instructions  until just before the daily cutoff time or by selling  rather than  exercising  an option when the index level is close to the  exercise  price,  it may not be  possible to  eliminate  this risk entirely  because the cutoff time for index  options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Trading in Futures:

          A futures  contract  provides  for the future sale by one party and purchase by another  party of a specified  amount of a specific  financial  instrument  (e.g.,  units of a stock index) for a specified price,  date, time and place designated at the time the  contract  is made.  Brokerage  fees are  incurred  when a  futures  contract  is  bought or sold and  margin  deposits  must be maintained.  Entering  into a  contract  to buy is  commonly  referred  to as buying or  purchasing  a  contract  or  holding a long position.  Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

          Unlike when the  Portfolio  purchases or sells a security,  no price would be paid or received by the  Portfolio  upon the purchase or sale of a futures  contract.  Upon entering into a futures  contract,  and to maintain the Portfolio's open positions in futures  contracts,  the  Portfolio  would be required to deposit  with its  custodian  in a  segregated  account in the name of the futures broker an amount of cash, U.S. government securities,  suitable money market instruments, or other liquid securities,  known as  "initial  margin."  The margin  required  for a  particular  futures  contract is set by the  exchange on which the  contract is traded,  and may be  significantly  modified from time to time by the exchange  during the term of the contract.  Futures  contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

          If the price of an open  futures  contract  changes  (by  increase  in the case of a sale or by  decrease in the case of a purchase)  so that the loss on the  futures  contract  reaches  a point at which the  margin  on  deposit  does not  satisfy  margin requirements,  the broker  will  require an  increase  in the  margin.  However,  if the value of a  position  increases  because of favorable  price changes in the futures  contract so that the margin deposit  exceeds the required  margin,  the broker will pay the excess to the Portfolio.

          These subsequent  payments,  called "variation  margin," to and from the futures broker,  are made on a daily basis as the price of the underlying  assets  fluctuate  making the long and short  positions in the futures  contract more or less  valuable,  a process  known as  "marking  to the  market." A  Portfolio  may or may not earn  interest  income on its margin  deposits.  Although certain  futures  contracts,  by their terms,  require  actual future  delivery of and payment for the  underlying  instruments,  in practice most futures  contracts are usually closed out before the delivery date.  Closing out an open futures contract  purchase or sale is effected by entering into an offsetting  futures contract purchase or sale,  respectively,  for the same aggregate amount of the identical  securities  and the same delivery date. If the  offsetting  purchase price is less than the original sale price,  the
Portfolio  realizes a gain; if it is more, the Portfolio  realizes a loss.  Conversely,  if the  offsetting  sale price is more than the original  purchase price,  the Portfolio  realizes a gain; if it is less, the Portfolio  realizes a loss. The transaction  costs must also be included in these  calculations.  There can be no assurance,  however,  that a Portfolio  will be able to enter into an offsetting  transaction  with respect to a particular  futures  contract at a particular time. If the Portfolio is not able to enter into an offsetting transaction, the Portfolio will continue to be required to maintain the margin deposits on the futures contract.

          For example,  one contract in the Financial  Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied  by the level of the UK  Financial  Times 100 Share Index on a given  future date.  Settlement  of a stock index  futures contract may or may not be in the underlying  security.  If not in the underlying  security,  then  settlement will be made in cash, equivalent  over time to the  difference  between the contract  price and the actual price of the  underlying  asset at the time the stock index futures contract expires.

         Options on futures are similar to options on underlying  instruments  except that options on futures give the purchaser the right,  in return for the premium  paid,  to assume a position in a futures  contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract,  at a specified  exercise price at any time  during the period of the  option.  Upon  exercise of the  option,  the  delivery of the futures  position by the writer of the option to the holder of the option will be accompanied  by the delivery of the  accumulated  balance in the writer's  futures margin account  which  represents  the amount by which the market price of the futures  contract,  at  exercise,  exceeds (in the case of a call) or is less than (in the case of a put) the exercise  price of the option on the futures  contract.  Alternatively,  settlement may be made totally in cash.  Purchasers  of options who fail to exercise  their options prior to the exercise date suffer a loss of the premium paid.

         The writer of an option on a futures  contract is  required to deposit  margin  pursuant to  requirements  similar to those applicable to futures  contracts.  Upon  exercise of an option on a futures  contract,  the delivery of the futures  position by the writer of the option to the holder of the option will be accompanied by delivery of the  accumulated  balance in the writer's margin account.  This  amount  will be equal to the  amount by which the  market  price of the  futures  contract  at the time of  exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

         Although  financial  futures  contracts by their terms call for actual delivery or acceptance of securities,  in most cases the contracts are closed out before the settlement  date without the making or taking of delivery.  Closing out is  accomplished  by effecting an offsetting  transaction.  A futures contract sale is closed out by effecting a futures  contract  purchase for the same aggregate  amount of securities  and the same delivery  date. If the sale price exceeds the offsetting  purchase  price,  the seller immediately  would be paid the  difference and would realize a gain. If the  offsetting  purchase price exceeds the sale price,  the seller would  immediately  pay the  difference and would realize a loss.  Similarly,  a futures  contract  purchase is closed out by effecting a futures  contract sale for the same  securities  and the same delivery  date. If the  offsetting  sale price exceeds the purchase price,  the purchaser would realize a gain,  whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

         Commissions on financial futures  contracts and related options  transactions may be higher than those which would apply to purchases and sales of securities directly.

         A public market exists in interest rate futures contracts  covering  primarily the following  financial  instruments:  U.S.
Treasury bonds; U.S.  Treasury notes;  Government  National Mortgage  Association  ("GNMA")  modified  pass-through  mortgage-backed securities;  three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar  certificates of deposit.  It is expected that Futures  contracts  trading in  additional  financial  instruments  will be  authorized.  The standard contract size is generally  $100,000 for Futures  contracts in U.S.  Treasury  bonds,  U.S.  Treasury notes,  and GNMA  pass-through securities  and  $1,000,000 for the other  designated  Futures  contracts.  A public market exists in Futures  contracts  covering a number of indexes,  including,  but not limited to, the Standard & Poor's 500 Index, the Standard & Poor's 100 Index, the NASDAQ 100
Index, the Value Line Composite Index and the New York Stock Exchange Composite Index.

         Regulatory  Matters.  The Staff of SEC has taken the  position  that the  purchase  and sale of futures  contracts  and the writing of related  options may give rise to "senior  securities"  for the purposes of the  restrictions  contained in Section 18 of the 1940 Act on  investment  companies'  issuing  senior  securities.  However,  the Staff has  taken  the  position  that no senior security  will be created if a Portfolio  maintains in a segregated  account an amount of cash or other liquid assets at least equal to the amount of the Portfolio's  obligation  under the futures  contract or option.  Similarly,  no senior security will be created if a Portfolio "covers" its futures and options positions by owning corresponding  positions or securities  underlying the positions that enable the  Portfolio  to close out its futures and options  positions  without  paying  additional  cash  consideration.  Each
Portfolio will conduct its purchases and sales of any futures  contracts and writing of related  options  transactions in accordance with these requirements.

         Certain  Risks  Relating  to  Futures  Contracts  and  Related  Options.  There  are  special  risks  involved  in  futures transactions.

                   Volatility and Leverage.  The prices of futures  contracts are volatile and are  influenced,  among other things, by actual and anticipated  changes in the market and interest rates,  which in turn are affected by fiscal and monetary policies and national and international policies and economic events.

          Most United States futures exchanges limit the amount of fluctuation  permitted in futures contract prices during a single trading day. The daily limit  establishes  the maximum  amount that the price of a futures  contract may vary either up or down from the previous day's  settlement  price at the end of a trading  session.  Once the daily limit has been reached in a particular  type of futures  contract,  no trades may be made on that day at a price beyond that limit.  The daily limit governs only price  movement during a particular  trading day and therefore does not limit  potential  losses,  because the limit may prevent the  liquidation of unfavorable  positions.  Futures contract prices have  occasionally  moved to the daily limit for several  consecutive  trading days with little or no trading,  thereby  preventing  prompt  liquidation  of futures  positions and subjecting  some futures  traders to substantial losses.

          Because of the low margin deposits required,  futures trading involves an extremely high degree of leverage.  As a result, a relatively  small price  movement in a futures  contract may result in immediate  and  substantial  loss,  as well as gain, to the investor.  For example,  if at the time of purchase,  10% of the value of the futures  contract is deposited as margin, a subsequent
10% decrease in the value of the futures  contract would result in a total loss of the margin deposit,  before any deduction for the transaction  costs,  if the account  were then  closed  out. A 15%  decrease  would  result in a loss equal to 150% of the  original margin  deposit,  if the contract were closed out. Thus, a purchase or sale of a futures  contract may result in losses in excess of the amount invested in the futures contract.  However,  the Portfolio would presumably have sustained  comparable losses if, instead of the futures contract, it had invested in the underlying instrument and sold it after the decline.  Furthermore,  in the case of a futures  contract  purchase,  in order to be certain that the Portfolio has  sufficient  assets to satisfy its  obligations  under a futures  contract,  the Portfolio  earmarks to the futures contract money market  instruments equal in value to the current value of the underlying instrument less the margin deposit.

                   Liquidity.  The  Portfolio  may elect to close some or all of its  futures  positions  at any time prior to their expiration.  The Portfolio would do so to reduce exposure  represented by long futures  positions or increase  exposure  represented by short futures  positions.  The Portfolio may close its positions by taking  opposite  positions  which would operate to terminate the Portfolio's  position in the futures  contracts.  Final  determinations of variation margin would then be made,  additional cash would be required to be paid by or released to the Portfolio, and the Portfolio would realize a loss or a gain.

          Futures  contracts may be closed out only on the exchange or board of trade where the  contracts  were  initially  traded.
Although the  Portfolio  intends to purchase or sell futures  contracts  only on exchanges or boards of trade where there appears to be an active  market,  there is no  assurance  that a liquid  market on an exchange or board of trade will exist for any  particular contract at any particular  time. In such event, it might not be possible to close a futures  contract,  and in the event of adverse price  movements,  the Portfolio  would  continue to be required to make daily cash payments of variation  margin.  However,  in the event futures  contracts have been used to hedge the  underlying  instruments,  the Portfolio  would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated.  In such  circumstances,  an increase in the price of the underlying  instruments,  if any, might partially or completely offset losses on the futures contract.  However, as described below, there is no guarantee that the price of the underlying  instruments will, in fact,  correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

                   Hedging  Risk.  A  decision  of  whether,  when,  and how to  hedge  involves  skill  and  judgment,  and  even a well-conceived  hedge may be  unsuccessful  to some degree because of unexpected  market  behavior,  market or interest rate trends.
There are several  risks in  connection  with the use by the  Portfolio of futures  contracts as a hedging  device.  One risk arises because of the imperfect  correlation  between  movements in the prices of the futures  contracts and movements in the prices of the underlying  instruments  which are the  subject of the hedge.  Sub-advisor  will,  however,  attempt to reduce this risk by entering into futures  contracts whose movements,  in its judgment,  will have a significant  correlation with movements in the prices of the
Portfolio's underlying instruments sought to be hedged.

          Successful use of futures  contracts by the Portfolio for hedging  purposes is also subject to a Sub-advisor's  ability to correctly  predict  movements in the direction of the market.  It is possible that, when the Portfolio has sold futures to hedge its portfolio  against a decline in the market,  the index,  indices,  or underlying  instruments on which the futures are written might advance and the value of the underlying  instruments  held in the Portfolio's  portfolio might decline.  If this were to occur,  the
Portfolio  would lose money on the futures and also would  experience  a decline in value in its  underlying  instruments.  However, while this might occur to a certain  degree,  Sub-advisor  may believe that over time the value of the  Portfolio's  portfolio  will tend to move in the same  direction as the market  indices which are intended to correlate to the price  movements of the underlying instruments  sought to be hedged.  It is also possible that if the Portfolio  were to hedge against the  possibility of a decline in the market  (adversely  affecting the underlying  instruments  held in its portfolio)  and prices instead  increased,  the Portfolio would lose part or all of the benefit of increased value of those underlying  instruments that it has hedged,  because it would have offsetting losses in its futures positions.  In addition, in such situations,  if the Portfolio had insufficient cash, it might have to sell underlying  instruments to meet daily variation  margin  requirements.  Such sales of underlying  instruments  might be, but would not  necessarily  be, at  increased  prices  (which  would  reflect  the  rising  market).  The  Portfolio  might have to sell underlying instruments at a time when it would be disadvantageous to do so.

          In addition to the  possibility  that there might be an imperfect  correlation,  or no correlation  at all,  between price movements in the futures  contracts and the portion of the portfolio being hedged,  the price  movements of futures  contracts might not  correlate  perfectly  with price  movements  in the  underlying  instruments  due to certain  market  distortions.  First,  all participants  in the futures  market are subject to margin  deposit and  maintenance  requirements.  Rather than meeting  additional margin deposit  requirements,  investors  might close futures  contracts  through  offsetting  transactions  which could distort the normal relationship  between the underlying  instruments and futures markets.  Second, the margin requirements in the futures market are less  onerous  than margin  requirements  in the  securities  markets,  and as a result the futures  market  might  attract more speculators  than the  securities  markets  do.  Increased  participation  by  speculators  in the futures  market  might also cause temporary  price  distortions.  Due to the  possibility of price  distortion in the futures market and also because of the imperfect correlation between price movements in the underlying  instruments and movements in the prices of futures contracts,  even a correct forecast of general  market  trends by  Sub-advisor  might not result in a  successful  hedging  transaction  over a very short time period.

         Certain  Risks of  Options on Futures  Contracts.  The  Portfolio  may seek to close out an option  position  by writing or buying an offsetting  option  covering the same index,  underlying  instruments,  or contract and having the same exercise price and expiration  date.  The ability to establish and close out positions on such options will be subject to the  maintenance  of a liquid secondary  market.  Reasons for the absence of a liquid  secondary  market on an exchange  include the  following:  (i) there may be insufficient  trading  interest in certain  options;  (ii)  restrictions  may be imposed by an exchange on opening  transactions  or closing  transactions  or both;  (iii) trading halts,  suspensions or other  restrictions  may be imposed with respect to particular classes or series of options, or underlying  instruments;  (iv) unusual or unforeseen  circumstances may interrupt normal operations on an exchange;  (v) the  facilities  of an exchange or a clearing  corporation  may not at all times be adequate to handle  current trading volume;  or (vi) one or more exchanges could,  for economic or other reasons,  decide or be compelled at some future date to discontinue  the trading of options (or a  particular  class or series of  options),  in which  event the  secondary  market on that exchange (or in the class or series of options)  would cease to exist,  although  outstanding  options on the exchange that had been issued by a clearing  corporation as a result of trades on that exchange  would continue to be exercisable in accordance  with their terms.  There is no assurance that higher than anticipated  trading activity or other unforeseen events might not, at times,  render certain of the facilities of any of the clearing  corporations  inadequate,  and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

Foreign Futures and Options:

         Participation  in foreign  futures and foreign  options  transactions  involves the  execution and clearing of trades on or subject to the rules of a foreign board of trade.  Neither the National  Futures  Association  nor any domestic  exchange  regulates activities of any foreign  boards of trade,  including the  execution,  delivery and clearing of  transactions,  or has the power to compel  enforcement  of the rules of a foreign  board of trade or any  applicable  foreign law. This is true even if the exchange is formally  linked to a domestic  market so that a position taken on the market may be liquidated by a transaction on another  market.
Moreover,  such laws or  regulations  will vary  depending on the foreign  country in which the foreign  futures or foreign  options transaction  occurs.  For these  reasons,  customers  who trade  foreign  futures or foreign  options  contracts may not be afforded certain of the protective  measures  provided by the Commodity  Exchange Act, the CFTC's  regulations  and the rules of the National
Futures  Association  and any domestic  exchange,  including the right to use  reparations  proceedings  before the  Commission  and arbitration  proceedings  provided by the National  Futures  Association or any domestic  futures  exchange.  In  particular,  funds received from  customers for foreign  futures or foreign  options  transactions  may not be provided the same  protections  as funds received in respect of transactions  on United States futures  exchanges.  In addition,  the price of any foreign futures or foreign options  contract  and,  therefore,  the potential  profit and loss thereon may be affected by any variance in the foreign  exchange rate between the time your order is placed and the time it is liquidated, offset or exercised.

          Forward Foreign Currency  Exchange  Contracts.  A forward foreign  currency  exchange  contract  involves an obligation to purchase or sell a specific  currency at a future date,  which may be any fixed number of days from the date of the contract  agreed upon by the parties,  at a price set at the time of the contract.  These  contracts are principally  traded in the interbank  market conducted  directly between currency traders (usually large,  commercial  banks) and their customers.  A forward contract  generally has no deposit requirement, and no commissions are charged at any stage for trades.

          Depending on the applicable  investment  policies and  restrictions  applicable to a Portfolio,  a Portfolio may generally enter into forward foreign  currency  exchange  contracts under two  circumstances.  First,  when a Portfolio enters into a contract for the purchase or sale of a security  denominated in or exposed to a foreign currency,  it may desire to "lock in" the U.S. dollar price of the security.  By entering into a forward  contract for the purchase or sale, for a fixed amount of dollars,  of the amount of foreign  currency  involved in the  underlying  security  transactions,  the  Portfolio may be able to protect  itself  against a possible loss resulting from an adverse change in the  relationship  between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

          Second,  when a Sub-advisor  believes that the currency of a particular  foreign country may suffer or enjoy a substantial movement  against another  currency,  including the U.S.  dollar,  it may enter into a forward contract to sell or buy the amount of the former foreign  currency,  approximating  the value of some or all of the  Portfolio's  securities  denominated in or exposed to such foreign  currency.  Alternatively,  where  appropriate,  the Portfolio may hedge all or part of its foreign  currency  exposure through the use of a basket of  currencies  or a proxy  currency  where such  currencies  or currency act as an effective  proxy for other  currencies.  In such a case, the Portfolio may enter into a forward  contract where the amount of the foreign  currency to be sold exceeds the value of the securities  denominated in or exposed to such currency.  The use of this basket hedging  technique may be more  efficient  and  economical  than  entering into separate  forward  contracts for each currency held in the  Portfolio.  The precise matching of the forward  contract amounts and the value of the securities  involved will not generally be possible since the future  value of such  securities  in foreign  currencies  will change as a  consequence  of market  movements in the value of those securities  between the date the forward  contract is entered into and the date it matures.  The  projection of short-term  currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

          As indicated above, it is impossible to forecast with absolute  precision the market value of portfolio  securities at the expiration of the forward  contract.  Accordingly,  it may be necessary for a Portfolio to purchase  additional  foreign currency on the spot market  (and bear the  expense of such  purchase)  if the market  value of the  security is less than the amount of foreign currency the  Portfolio  is  obligated  to deliver and if a decision is made to sell the  security and make  delivery of the foreign currency.  Conversely,  it may be necessary to sell on the spot market some of the foreign  currency  received  upon the sale of the portfolio  security if its market value exceeds the amount of foreign  currency the Portfolio is obligated to deliver.  However,  as noted, in order to avoid excessive  transactions and transaction  costs,  the Portfolio may use liquid,  high-grade debt securities, denominated  in any currency,  to cover the amount by which the value of a forward  contract  exceeds the value of the securities to which it relates.

          If the Portfolio retains the portfolio security and engages in an offsetting transaction,  the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract  prices.  If the Portfolio  engages in an offsetting  transaction,  it may  subsequently  enter into a new forward  contract to sell the foreign  currency.  Should forward prices decline during the period between the  Portfolio's  entering into a forward  contract for the sale of a foreign  currency and the date it enters into an offsetting  contract for the purchase of the foreign  currency,  the Portfolio will realize a gain to the extent  the price of the  currency  it has agreed to sell  exceeds  the price of the  currency  it has  agreed to  purchase.  Should forward  prices  increase,  the  Portfolio  will suffer a loss to the extent of the price of the  currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         Foreign Currency  Contracts.  A currency futures contract sale creates an obligation by a Portfolio,  as seller, to deliver the amount of currency  called for in the  contract at a specified  future time for a special  price.  A currency  futures  contract purchase  creates an obligation by a Portfolio,  as purchaser,  to take delivery of an amount of currency at a specified future time at a specified  price.  Unlike forward foreign  currency  exchange  contracts,  currency  futures  contracts and options on currency futures  contracts are  standardized as to amount and delivery  period and are traded on boards of trade and commodities  exchanges.
Although the terms of currency  futures  contracts  specify actual  delivery or receipt,  in most instances the contracts are closed out before the  settlement  date  without  the making or taking of  delivery  of the  currency.  Closing  out of a currency  futures contract is effected by  entering  into an  offsetting  purchase or sale  transaction.  Unlike a currency  futures  contract,  which requires  the parties to buy and sell  currency  on a set date,  an option on a currency  futures  contract  entitles  its holder to decide on or before a future date  whether to enter into such a  contract.  If the holder  decides  not to enter into the  contract, the premium paid for the option is fixed at the point of sale.

Interest Rate Swaps and Interest Rate Caps and Floors:

         Interest rate swaps involve the exchange by the Portfolio  with another  party of their  respective  commitments  to pay or receive  interest,  e.g.,  an exchange of floating  rate  payments for fixed rate  payments.  The exchange  commitments  can involve payments to be made in the same currency or in different  currencies.  The purchase of an interest rate cap entitles the  purchaser, to the extent that a specified  index exceeds a  predetermined  interest  rate, to receive  payments of interest on a  contractually based  principal  amount  from the party  selling the  interest  rate cap.  The  purchase of an  interest  rate floor  entitles  the purchaser,  to the extent that a specified  index falls below a  predetermined  interest rate, to receive  payments of interest on a contractually based principal amount from the party selling the interest rate floor.

Hybrid Instruments:

         Hybrid  instruments  combine  the  elements  of futures  contracts  or options  with those of debt,  preferred  equity or a depositary  instrument.  The risks of  investing  in hybrid  instruments  reflect a  combination  of the  risks  from  investing  in securities,  futures and  currencies,  including  volatility  and lack of liquidity.  Reference is made to the discussion of futures and forward  contracts in this  Statement  for a discussion of these risks.  Further,  the prices of the hybrid  instrument  and the related  commodity or currency may not move in the same direction or at the same time.  Hybrid  instruments may bear interest or pay preferred  dividends at below  market (or even  relatively  nominal)  rates.  In  addition,  because the purchase and sale of hybrid instruments could take place in an  over-the-counter  market or in a private transaction between the Portfolio and the seller of the hybrid  instrument,  the  creditworthiness  of the contra party to the transaction  would be a risk factor which the Portfolio would have to consider.  Hybrid  instruments also may not be subject to regulation of the CFTC,  which generally  regulates the trading of commodity  futures by U.S. persons,  the SEC, which regulates the offer and sale of securities by and to U.S. persons,  or any other governmental regulatory authority.

Zero-Coupon Securities:

         Zero-coupon  securities  pay no cash income and are sold at substantial  discounts from their value at maturity.  When held to maturity,  their entire income,  which consists of accretion of discount,  comes from the difference  between the issue price and their value at maturity.  Zero-coupon  securities  are subject to greater  market value  fluctuations  from changing  interest rates than debt obligations of comparable  maturities which make current  distributions of interest (cash).  Zero-coupon  securities which are  convertible  into common stock offer the  opportunity  for capital  appreciation as increases (or decreases) in market value of such  securities  closely  follows the  movements  in the market  value of the  underlying  common  stock.  Zero-coupon  convertible securities  generally  are  expected  to be less  volatile  than the  underlying  common  stocks,  as they  usually  are issued with maturities of 15 years or less and are issued with options and/or  redemption  features  exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

         Zero-coupon  securities  include  securities  issued directly by the U.S.  Treasury,  and U.S.  Treasury bonds or notes and their  unmatured  interest  coupons and receipts  for their  underlying  principal  ("coupons")  which have been  separated by their holder,  typically a custodian bank or investment  brokerage  firm. A holder will separate the interest  coupons from the underlying principal (the "corpus") of the U.S.  Treasury  security.  A number of securities firms and banks have stripped the interest coupons and  receipts and then resold them in custodial  receipt  programs  with a number of different  names,  including  "Treasury  Income
Growth  Receipts"  (TIGRSTM) and  Certificate  of Accrual on Treasuries  (CATSTM).  The  underlying  U.S.  Treasury  bonds and notes themselves  are held in  book-entry  form at the  Federal  Reserve  Bank or, in the case of bearer  securities  (i.e.,  unregistered securities  which are owned ostensibly by the bearer or holder  thereof),  in trust on behalf of the owners thereof.  Counsel to the underwriters of these  certificates or other  evidences of ownership of the U.S.  Treasury  securities have stated that, for federal tax and securities  purposes,  in their opinion purchasers of such certificates,  such as the Portfolio,  most likely will be deemed the beneficial holder of the underlying U.S. Government securities.

         The U.S.  Treasury has  facilitated  transfers of ownership of  zero-coupon  securities  by accounting  separately  for the beneficial  ownership  of  particular  interest  coupon and corpus  payments on  Treasury  securities  through  the Federal  Reserve book-entry  record keeping system.  The Federal  Reserve  program as established by the Treasury  Department is known as "STRIPS" or
"Separate  Trading of Registered  Interest and Principal of  Securities."  Under the STRIPS  program,  the Portfolio will be able to have its beneficial  ownership of  zero-coupon  securities  recorded  directly in the  book-entry  record-keeping  system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

         When U.S.  Treasury  obligations  have been stripped of their unmatured  interest  coupons by the holder,  the principal or corpus is sold at a deep  discount  because the buyer  receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic  interest (cash)  payments.  Once stripped or separated,  the corpus and coupons may be sold separately.  Typically,  the coupons are sold  separately or grouped with other coupons with like maturity dates and sold bundled in such form.  Purchasers of stripped  obligations  acquire,  in effect,  discount  obligations that are economically  identical to the zero-coupon securities that the Treasury sells itself.

When-Issued Securities:

         The price of  when-issued  securities,  which may be  expressed  in yield  terms,  is fixed at the time the  commitment  to purchase is made,  but delivery and payment for the  when-issued  securities  take place at a later date.  Normally,  the settlement date occurs within 90 days of the purchase.  During the period between  purchase and  settlement,  no payment is made by a Portfolio to the issuer and no interest  accrues to the  Portfolio.  Forward  commitments  involve a risk of loss if the value of the security to be purchased  declines prior to the settlement  date,  which risk is in addition to the risk of decline in value of a Portfolio's other assets.  While  when-issued  securities may be sold prior to the settlement date, the Portfolios  generally will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

Mortgage-Backed Securities:

         When a Portfolio owns a  mortgage-backed  security,  principal and interest payments made on the mortgages in an underlying mortgage pool are passed through to the Portfolio.  Unscheduled  prepayments of principal  shorten the securities'  weighted average life and may lower their total  return.  (When a mortgage in the  underlying  mortgage  pool is prepaid,  an  unscheduled  principal prepayment  is passed  through to the  Portfolio.  This  principal is returned to the  Portfolio at par. As a result,  if a mortgage security were trading at a premium,  its total return would be lowered by prepayments,  and if a mortgage securities were trading at a discount,  its total return would be increased by  prepayments.)  The value of these securities also may change because of changes in the market's  perception of the  creditworthiness  of the federal agency that issued them. In addition,  the mortgage  securities market in general may be adversely affected by changes in governmental regulation or tax policies.

Asset-Backed Securities:

         Asset-backed  securities directly or indirectly represent a participation  interest in, or are secured by and payable from, a stream of payments  generated by  particular  assets such as motor vehicle or credit card  receivables.  Payments of principal and interest  may be  guaranteed  up to  certain  amounts  and for a certain  time  period by a letter of credit  issued by a  financial institution  unaffiliated  with the entities  issuing the  securities.  Asset-backed  securities  may be classified as  pass-through certificates or collateralized obligations.

         Pass-through  certificates are asset-backed  securities which represent an undivided  fractional  ownership  interest in an underlying pool of assets.  Pass-through  certificates  usually provide for payments of principal and interest received to be passed through to their  holders,  usually after  deduction  for certain costs and expenses  incurred in  administering  the pool.  Because pass-through  certificates  represent an ownership  interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.  See "Types of Credit Support."

         Asset-backed  securities issued in the form of debt instruments,  also known as collateralized  obligations,  are generally issued as the debt of a special  purpose entity  organized  solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile  receivables.  The assets  collateralizing  such asset-backed  securities are pledged to a trustee or custodian for the benefit of the holders  thereof.  Such issuers  generally  hold no assets other than those underlying  the  asset-backed  securities and any credit  support  provided.  As a result,  although  payments on such  asset-backed securities  are  obligations  of the issuers,  in the event of defaults on the  underlying  assets not covered by any credit support
(see "Types of Credit  Support"),  the issuing entities are unlikely to have sufficient  assets to satisfy their  obligations on the related asset-backed securities.

         Methods of Allocating  Cash Flows.  While many  asset-backed  securities  are issued with only one class of security,  many asset-backed  securities  are  issued in more than one  class,  each with  different  payment  terms.  Multiple  class  asset-backed securities are issued for two main reasons.  First,  multiple classes may be used as a method of providing  credit support.  This is accomplished  typically  through  creation of one or more  classes  whose right to  payments  on the  asset-backed  security is made subordinate  to the right to such  payments of the  remaining  class or classes.  See "Types of Credit  Support."  Second,  multiple classes may permit the issuance of securities  with payment  terms,  interest  rates or other  characteristics  differing  both from those of each  other  and from  those of the  underlying  assets.  Examples  include  so-called  "strips"  (asset-backed  securities entitling the holder to  disproportionate  interests  with respect to the allocation of interest and principal of the assets backing the security),  and securities with a class or classes having  characteristics  which mimic the  characteristics of non-asset-backed securities,  such as floating  interest  rates (i.e.,  interest  rates which adjust as a specified  benchmark  changes) or scheduled amortization of principal.

         Asset-backed  securities in which the payment  streams on the  underlying  assets are allocated in a manner  different than those described above may be issued in the future.  The Portfolio may invest in such  asset-backed  securities if such investment is otherwise consistent with its investment objectives and policies and with the investment restrictions of the Portfolio.

         Types of Credit Support.  Asset-backed  securities are often backed by a pool of assets  representing  the obligations of a number of different  parties.  To lessen the effect of failures by obligors on underlying  assets to make payments,  such securities may contain  elements of credit support.  Such credit support falls into two classes:  liquidity  protection and protection  against ultimate default by an obligor on the underlying  assets.  Liquidity  protection  refers to the provision of advances,  generally by the entity  administering  the pool of  assets,  to ensure  that  scheduled  payments  on the  underlying  pool are made in a timely fashion.  Protection  against  ultimate  default ensures  ultimate payment of the obligations on at least a portion of the assets in the pool.  Such  protection  may be  provided  through  guarantees,  insurance  policies  or letters of credit  obtained  from third parties,  through  various  means of  structuring  the  transaction  or  through  a  combination  of such  approaches.  Examples  of asset-backed  securities  with  credit  support  arising  out  of the  structure  of the  transaction  include  "senior-subordinated securities"  (multiple  class  asset-backed  securities  with  certain  classes  subordinate  to other  classes as to the payment of principal  thereon,  with the result that  defaults  on the  underlying  assets are borne  first by the holders of the  subordinated class) and asset-backed  securities that have "reserve  portfolios"  (where cash or investments,  sometimes funded from a portion of the initial payments on the underlying  assets,  are held in reserve against future losses) or that have been "over  collateralized"
(where the scheduled  payments on, or the principal  amount of, the underlying  assets  substantially  exceeds that required to make payment of the  asset-backed  securities and pay any servicing or other fees).  The degree of credit support  provided on each issue is based  generally on historical  information  respecting the level of credit risk  associated  with such payments.  Delinquency or loss in excess of that  anticipated  could adversely affect the return on an investment in an asset-backed  security.  Additionally, if the letter of credit is exhausted,  holders of asset-backed  securities may also  experience  delays in payments or losses if the full amounts due on underlying sales contracts are not realized.

         Automobile  Receivable  Securities.  Asset-backed  securities may be backed by receivables  from motor vehicle  installment sales  contracts or installment  loans secured by motor vehicles  ("Automobile  Receivable  Securities").  Since  installment  sales contracts for motor vehicles or installment  loans related thereto  ("Automobile  Contracts")  typically have shorter  durations and lower  incidences  of  prepayment,  Automobile  Receivable  Securities  generally  will exhibit a shorter  average life and are less susceptible to prepayment risk.

         Most entities that issue Automobile  Receivable  Securities create an enforceable  interest in their respective  Automobile
Contracts  only by filing a  financing  statement  and by having the  servicer  of the  Automobile  Contracts,  which is usually the originator of the Automobile  Contracts,  take custody thereof. In such circumstances,  if the servicer of the Automobile  Contracts were to sell the same  Automobile  Contracts to another  party,  in violation of its  obligation  not to do so, there is a risk that such party  could  acquire an  interest  in the  Automobile  Contracts  superior  to that of the  holders of  Automobile  Receivable
Securities.  Also although most Automobile  Contracts grant a security interest in the motor vehicle being financed,  in most states the security  interest in a motor  vehicle must be noted on the  certificate  of title to create an  enforceable  security  interest against  competing  claims of other parties.  Due to the large number of vehicles  involved,  however,  the  certificate of title to each vehicle financed,  pursuant to the Automobile Contracts underlying the Automobile  Receivable Security,  usually is not amended to reflect  the  assignment  of the  seller's  security  interest  for the  benefit  of the  holders  of the  Automobile  Receivable
Securities.  Therefore,  there is the possibility that recoveries on repossessed  collateral may not, in some cases, be available to support payments on the securities.  In addition,  various state and federal  securities laws give the motor vehicle owner the right to assert against the holder of the owner's  Automobile  Contract  certain  defenses such owner would have against the seller of the motor vehicle.  The assertion of such defenses could reduce payments on the Automobile Receivable Securities.

         Credit Card  Receivable  Securities.  Asset-backed  securities  may be backed by  receivables  from  revolving  credit card agreements  ("Credit Card Receivable  Securities").  Credit balances on revolving credit card agreements  ("Accounts") are generally paid down more rapidly than are Automobile  Contracts.  Most of the Credit Card Receivable  Securities  issued publicly to date have been  Pass-Through  Certificates.  In order to lengthen  the maturity of Credit Card  Receivable  Securities,  most such  securities provide for a fixed period  during  which only  interest  payments on the  underlying  Accounts  are passed  through to the security holder and principal  payments  received on such Accounts are used to fund the transfer to the pool of assets supporting the related
Credit Card  Receivable  Securities of additional  credit card charges made on an Account.  The initial fixed period  usually may be shortened upon the occurrence of specified  events which signal a potential  deterioration  in the quality of the assets backing the security,  such as the  imposition  of a cap on interest  rates.  The ability of the issuer to extend the life of an issue of Credit
Card Receivable  Securities thus depends upon the continued  generation of additional  principal amounts in the underlying  accounts during the initial period and the  non-occurrence of specified  events.  An acceleration in cardholders'  payment rates or any other event which shortens the period during which  additional  credit card charges on an Account may be transferred to the pool of assets supporting  the related  Credit Card  Receivable  Security  could  shorten the  weighted  average  life and yield of the Credit Card
Receivable Security.

         Credit card holders are entitled to the  protection of a number of state and federal  consumer  credit laws,  many of which give such holder the right to set off certain amounts against  balances owed on the credit card,  thereby  reducing  amounts paid on
Accounts.  In addition, unlike most other asset-backed securities, Accounts are unsecured obligations of the cardholder.

Warrants:

         Investments in warrants is speculative  in that warrants have no voting rights,  pay no dividends,  and have no rights with respect to the assets of the corporation  issuing them.  Warrants  basically are options to purchase equity securities at a specific price  valid for a specific  period of time.  They do not  represent  ownership  of the  securities  but only the right to buy them.
Warrants  differ  from call  options in that  warrants  are issued by the issuer of the  security  which may be  purchased  on their exercise,  whereas call options may be written or issued by anyone.  The prices of warrants do not necessarily  move parallel to the prices of the underlying securities.

Certain Risks of Foreign Investing:

          Currency  Fluctuations.  Investment in securities  denominated in foreign  currencies  involves certain risks. A change in the value of any such  currency  against  the U.S.  dollar  will  result in a  corresponding  change in the U.S.  dollar  value of a
Portfolio's  assets  denominated  in that  currency.  Such changes will also affect a Portfolio's  income.  Generally,  when a given currency  appreciates  against the dollar (the dollar  weakens) the value of a Portfolio's  securities  denominated in that currency will rise. When a given currency  depreciates  against the dollar (the dollar  strengthens),  the value of a Portfolio's  securities denominated in that currency would be expected to decline.

          Investment and Repatriation  Restrictions.  Foreign  investment in the securities  markets of certain foreign countries is restricted  or  controlled  in varying  degrees.  These  restrictions  may at times limit or preclude  investment in certain of such countries  and may  increase  the cost and expenses of a Portfolio.  Investments  by foreign  investors  are subject to a variety of restrictions in many developing  countries.  These  restrictions  may take the form of prior  governmental  approval,  limits on the amount or type of securities  held by foreigners,  and limits on the types of companies in which  foreigners may invest.  Additional or different  restrictions  may be imposed at any time by these or other countries in which a Portfolio  invests.  In addition,  the repatriation  of both  investment  income and capital from several  foreign  countries is restricted  and  controlled  under certain regulations, including in some cases the need for certain government consents.

          Market Characteristics.  Foreign securities may be purchased in over-the-counter  markets or on stock exchanges located in the countries in which the respective  principal offices of the issuers of the various  securities are located,  if that is the best available  market.  Foreign stock markets are  generally not as developed or efficient as, and may be more volatile  than,  those in the United  States.  While  growing in volume,  they  usually have  substantially  less volume than U.S.  markets and a  Portfolio's securities  may be less liquid and more  volatile than  securities of comparable  U.S.  companies.  Equity  securities  may trade at price/earnings  multiples  higher than  comparable  U.S.  securities and such levels may not be  sustainable.  Fixed  commissions on foreign stock exchanges are generally higher than negotiated  commissions on U.S.  exchanges,  although a Portfolio will endeavor to achieve  the most  favorable  net  results on its  portfolio  transactions.  There is  generally  less  government  supervision  and regulation of foreign stock exchanges,  brokers and listed companies than in the United States.  Moreover,  settlement practices for transactions  in foreign  markets may differ from those in U.S.  markets,  and may include  delays beyond  periods  customary in the
United States.

          Political and Economic  Factors.  Individual  foreign  economies of certain  countries may differ favorably or unfavorably from the United  States'  economy in such respects as growth of gross national  product,  rate of inflation,  capital  reinvestment, resource  self-sufficiency  and balance of payments  position.  The internal politics of certain foreign countries are not as stable as in the United States.

          Governments in certain foreign countries  continue to participate to a significant  degree,  through ownership interest or regulation,  in their  respective  economies.  Action by these  governments  could  have a  significant  effect on market  prices of securities and payment of dividends.  The economies of many foreign  countries are heavily  dependent upon  international  trade and are accordingly  affected by protective  trade barriers and economic  conditions of their trading  partners.  The enactment by these trading partners of protectionist  trade  legislation  could have a significant  adverse effect upon the securities  markets of such countries.

          Information and Supervision.  There is generally less publicly  available  information about foreign companies  comparable to reports and ratings that are published  about  companies in the United States.  Foreign  companies are also generally not subject to uniform accounting,  auditing and financial  reporting  standards,  practices and requirements  comparable to those applicable to
U.S. companies.

          Taxes.  The  dividends  and interest  payable on certain of a  Portfolio's  foreign  securities  may be subject to foreign withholding  taxes,  thus  reducing  the net  amount of  income  available  for  distribution  to the  Portfolio's  shareholders.  A shareholder  otherwise  subject to U.S. federal income taxes may, subject to certain  limitations,  be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Portfolio.

          Costs.  Investors  should  understand that the expense ratio of the Portfolio can be expected to be higher than investment companies  investing  in  domestic  securities  since the cost of  maintaining  the  custody of foreign  securities  and the rate of advisory fees paid by the Portfolio are higher.

          Other.  With respect to certain foreign  countries,  especially  developing and emerging ones, there is the possibility of adverse changes in investment or exchange control regulations,  expropriation or confiscatory  taxation,  limitations on the removal of funds or other  assets of the  Portfolio,  political  or social  instability,  or  diplomatic  developments  which  could  affect investments by U.S. persons in those countries.

          Eastern  Europe.  Changes  occurring in Eastern Europe and Russia today could have long-term  potential  consequences.  As restrictions  fall, this could result in rising standards of living,  lower  manufacturing  costs,  growing consumer  spending,  and substantial  economic  growth.  However,  investment in the  countries of Eastern  Europe and Russia is highly  speculative  at this time.  Political and economic reforms are too recent to establish a definite trend away from  centrally-planned  economies and state owned  industries.  In many of the  countries  of  Eastern  Europe  and  Russia,  there is no stock  exchange  or formal  market for securities.  Such countries may also have government  exchange  controls,  currencies with no recognizable  market value relative to the established  currencies of western market economies,  little or no experience in trading in securities,  no financial  reporting standards,  a lack of a banking  and  securities  infrastructure  to handle  such  trading,  and a legal  tradition  which  does not recognize  rights in private  property.  In addition,  these  countries may have national  policies  which  restrict  investments in companies  deemed  sensitive  to  the  country's  national  interest.  Further,  the  governments  in  such  countries  may  require governmental or  quasi-governmental  authorities to act as custodian of the Portfolio's  assets invested in such countries and these authorities  may not qualify as a foreign  custodian under the 1940 Act and exemptive  relief from such Act may be required.  All of these  considerations  are among the factors which could cause  significant  risks and uncertainties to investment in Eastern Europe and Russia.

          Latin  America.  The  political  history  of  certain  Latin  American  countries  has  been  characterized  by  political uncertainty,  intervention by the military in civilian and economic spheres, and political  corruption.  Such developments,  if they were to reoccur,  could reverse favorable trends toward market and economic reform,  privatization and removal of trade barriers and result in significant disruption in securities markets.  Persistent levels of inflation or in some cases,  hyperinflation,  have led to high interest rates,  extreme measures by governments to keep inflation in check and a generally  debilitating effect on economic growth.  Although  inflation in many countries has lessened,  there is no guarantee it will remain at lower levels.  In addition,  a number of Latin American  countries are also among the largest  debtors of developing  countries.  There have been moratoria on, and reschedulings  of,  repayment with respect to these debts.  Such events can restrict the  flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economics.

          Certain Latin American  countries may have managed currencies which are maintained at artificial levels to the U.S. dollar rather  than at levels  determined  by the  market.  This type of system can lead to sudden and large  adjustments  in the  currency which,  in turn,  can have a disruptive  and  negative  effect on foreign  investors.  Certain  Latin  American  countries  also may restrict the free  conversion  of their  currency  into foreign  currencies,  including  the U.S.  dollar.  There is no  significant foreign  exchange  market for certain  currencies  and it would,  as a result,  be difficult  for the Portfolio to engage in foreign currency transactions designed to protect the value of the Portfolio's interests in securities denominated in such currencies.

Illiquid and Restricted Securities:

         Subject to  limitations  discussed in the Trust's  Prospectus  under  "Certain  Risk Factors and  Investment  Methods," the
Portfolios  generally may invest in illiquid  securities.  Illiquid  securities  include  securities subject to contractual or legal restrictions on resale (e.g.,  because they have not been registered  under the Securities Act of 1933, as amended (the  "Securities
Act")) and  securities  that are otherwise not readily  marketable  (e.g.,  because  trading in the security is suspended or because market makers do not exist or will not entertain  bids or offers).  Securities  that have not been  registered  under the Securities
Act are referred to as private  placements or restricted  securities and are purchased  directly from the issuer or in the secondary market.  Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

         Restricted  and other  illiquid  securities  may be  subject to the  potential  for  delays on resale  and  uncertainty  in valuation.  A  Portfolio  might be unable to dispose of  illiquid  securities  promptly or at  reasonable  prices and might  thereby experience  difficulty  in  satisfying  redemption  requests  from  shareholders.  A  Portfolio  might have to  register  restricted securities in order to dispose of them,  resulting in additional  expense and delay.  Adverse market  conditions could impede such a public offering of securities.

         A large  institutional  market exists for certain  securities that are not registered  under the Securities Act,  including foreign  securities.  The fact that  there are  contractual  or legal  restrictions  on resale to the  general  public or to certain institutions may not be indicative of the liquidity of such investments.

         Rule 144A under the Securities Act allows such a broader  institutional  trading market for securities otherwise subject to restrictions  on resale to the general  public.  Rule 144A  establishes a "safe harbor" from the  registration  requirements  of the
Securities Act for resales of certain securities to qualified  institutional  buyers.  Rule 144A has produced enhanced liquidity for many restricted  securities,  and market liquidity for such securities may continue to expand as a result of this regulation and the consequent  existence of the PORTAL system,  which is an automated system for the trading,  clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the National Association of Securities Dealers, Inc.

         Under  guidelines  adopted by the Trust's Board of Trustees,  a Portfolio's  Sub-Advisor may determine that particular Rule
144A securities,  and commercial paper issued in reliance on the private placement  exemption from registration  afforded by Section
4(2) of the Securities  Act, are liquid even though they are not registered.  A  determination  of whether such a security is liquid or not is a question of fact. In making this  determination,  the  Sub-Advisor  will  consider,  as it deems  appropriate  under the circumstances  and among other factors:  (1) the frequency of trades and quotes for the security;  (2) the number of dealers willing to purchase or sell the security;  (3) the number of other potential  purchasers of the security;  (4) dealer undertakings to make a market in the  security;  (5) the nature of the security  (e.g.,  debt or equity,  date of  maturity,  terms of dividend or interest payments,  and other material  terms) and the nature of the  marketplace  trades (e.g.,  the time needed to dispose of the security, the method of soliciting  offers,  and the mechanics of  transfer);  and (6) the rating of the security and the financial  condition and  prospects of the issuer.  In the case of  commercial  paper,  the  Sub-advisor  will also  determine  that the paper (1) is not traded flat or in default as to principal and  interest,  and (2) is rated in one of the two highest  rating  categories by at least two Nationally Recognized  Statistical Rating Organizations  ("NRSROs") or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Sub-advisor determines that it is of equivalent quality.

         Rule 144A  securities and Section 4(2)  commercial  paper that have been deemed liquid as described  above will continue to be monitored by the  Sub-advisor  to determine if the security is no longer  liquid as the result of changed  conditions.  Investing in Rule 144A  securities or Section 4(2)  commercial  paper could have the effect of increasing  the amount of a Portfolio's  assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Repurchase Agreements:

         As stated in the Prospectus under "Certain Risk Factors and Investment  Methods,"  certain of the Portfolios may enter into repurchase  agreements.  In a  repurchase  agreement,  an  investor  (such as the  Portfolio)  purchases  a  security  (known as the
"underlying  security") from a securities  dealer or bank. Any such dealer or bank must be deemed  creditworthy by the  Sub-advisor.
At that time,  the bank or securities  dealer  agrees to repurchase  the  underlying  security at a mutually  agreed upon price on a designated  future date. The repurchase  price may be higher than the purchase price,  the difference being income to the Portfolio, or the purchase and  repurchase  prices may be the same,  with interest at an agreed upon rate due to the  Portfolio on  repurchase.
In either  case,  the income to the  Portfolio  generally  will be  unrelated to the  interest  rate on the  underlying  securities.
Repurchase  agreements must be "fully  collateralized,"  in that the market value of the underlying  securities  (including  accrued interest) must at all times be equal to or greater than the repurchase price.  Therefore,  a repurchase  agreement can be considered a loan collateralized by the underlying securities.

         Repurchase  agreements  are generally for a short period of time,  often less than a week,  and will generally be used by a
Portfolio  to invest  excess  cash or as part of a  temporary  defensive  strategy.  Repurchase  agreements  that do not provide for payment  within seven days will be treated as illiquid  securities.  In the event of a bankruptcy  or other default by the seller of a repurchase  agreement,  the Portfolio  could  experience  both delays in  liquidating  the underlying  security and losses.  These losses could result from:  (a) possible  decline in the value of the  underlying  security while the Portfolio is seeking to enforce its rights under the  repurchase  agreement;  (b) possible  reduced levels of income or lack of access to income during this period;
and (c) expenses of enforcing its rights.

Investment Company Securities:

         Each  Portfolio  may purchase  securities  of other  investment  companies  to the extent  consistent  with its  investment objective and policies and subject to the  limitations of the 1940 Act. A Portfolio will  indirectly  bear its  proportionate  share of any management fees and other expenses paid by such other investment companies.

         For  example,  a  Portfolio  may invest in a variety  of  investment  companies  which  seek to track the  composition  and performance of specific indices or a specific portion of an index.  These  index-based  investments hold  substantially all of their assets in securities  representing their specific index.  Accordingly,  the main risk of investing in index-based investments is the same as investing in a portfolio of equity  securities  comprising  the index.  The market prices of  index-based  investments  will fluctuate in  accordance  with both  changes in the market  value of their  underlying  portfolio  securities  and due to supply and demand for the  instruments  on the  exchanges on which they are traded  (which may result in their trading at a discount or premium to their net asset values).  Index-based  investments may not replicate  exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

         Examples of index-based investments include:

         SPDRs(R):  SPDRs,  an acronym for "Standard & Poor's  Depositary  Receipts,"  are based on the S&P 500 Composite  Stock Price
Index.  They are issued by the SPDR Trust, a unit investment trust that holds shares of  substantially  all the companies in the S&P
500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

         MidCap  SPDRs(R):  MidCap  SPDRs are based on the S&P MidCap 400 Index.  They are  issued by the MidCap  SPDR  Trust,  a unit investment  trust that holds a portfolio of securities  consisting of  substantially  all of the common stocks in the S&P MidCap 400
Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

         Select Sector  SPDRs(R):  Select Sector SPDRs are based on a particular  sector or group of industries  that are  represented by a specified  Select Sector Index within the Standard & Poor's  Composite Stock Price Index.  They are issued by The Select Sector
SPDR Trust, an open-end  management  investment  company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

         DIAMONDS(SM):  DIAMONDS are based on the Dow Jones  Industrial  Average(SM).  They are issued by the DIAMONDS Trust, a unit investment  trust that holds a  portfolio  of all the  component  common  stocks of the Dow Jones  Industrial  Average  and seeks to closely track the price performance and dividend yield of the Dow.

         Nasdaq-100  Shares:  Nasdaq-100  Shares are based on the Nasdaq 100 Index.  They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities,  in substantially the same weighting,  as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

         WEBs(SM):  WEBs, an acronym for "World Equity Benchmark  Shares," are based on 17  country-specific  Morgan Stanley Capital
International  Indexes.  They are issued by the WEBs Index Fund,  Inc.,  an open-end  management  investment  company  that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

Securities Lending:

         The Trust has made  arrangements for certain  Portfolios to lend securities.  While a Portfolio may earn additional  income from  lending  securities,  such  activity  is  incidental  to  the  investment  objective  of the  Portfolio.  In  addition  to the compensation  payable by  borrowers  under  securities  loans,  a  Portfolio  would also earn  income  from the  investment  of cash collateral for such loans.  Any cash  collateral  received by a Portfolio in connection with such loans normally will be invested in high-quality  money market  securities.  However,  any losses resulting from the investment of cash collateral would be borne by the lending  Portfolio.  There is no assurance  that  collateral  for loaned  securities  will be  sufficient to provide for recovery of interest,  dividends,  or other  distributions  paid in respect of loaned  securities  and not received by a Portfolio or to pay all expenses  incurred  by a  Portfolio  in  arranging  the loans or in  exercising  rights in the  collateral  in the event that loaned securities are not returned.

PORTFOLIO TURNOVER:

         High turnover involves correspondingly greater brokerage commissions and other transaction costs.  Portfolio turnover information can be found in the Trust's Prospectus under "Financial Highlights" and "Portfolio Turnover."

         The turnover  rates for the AST Strong  International  Equity  Portfolio for the year ended  December 31, 2000 and the year ended December 31, 2001 were 86% and 162%  respectively.  Strong Capital  Management,  Inc.  became the  Portfolio's  Sub-advisor on
December 10, 2001 and trading  precipitated  by this change  resulted in the unusually  high  portfolio  turnover for the year ended
December 31, 2001.  The turnover  rates for the AST DeAM  International  Equity  Portfolio for the year ended  December 31, 2000 and the year  ended  December  31,  2001 were 514% and 712%  respectively.  Deutsche  Asset  Management,  Inc.  became  the  Portfolio's
Sub-advisor on December 10, 2001 and trading  precipitated by this change resulted in the unusually high portfolio  turnover for the year ended  December 31, 2001.  The turnover  rates for the AST Federated  Aggressive  Growth  Portfolio for the year ended December
31, 2000 and the year ended December 31, 2001 were 49% and 244%  respectively.  This Portfolio  commenced  operations on October 23,
2000,  which  resulted  in low  portfolio  turnover  for the year ended  December  31,  2000.  The  turnover  rates for the AST DeAM
Small-Cap  Growth  Portfolio  for the year  ended  December  31,  2000 and the year  ended  December  31,  2001  were  136% and 196%
respectively.  Deutsche Asset Management,  Inc. became the Portfolio's  Sub-advisor on December 10, 2001 and trading precipitated by this change  resulted in the unusually  high  portfolio  turnover for the year ended  December 31, 2001.  The turnover rates for the
AST Goldman Sachs  Small-Cap  Value Portfolio for the year ended December 31, 2000 and the year ended December 31, 2001 were 67% and
159%  respectively.  Goldman Sachs Asset Management  became the Portfolio's  Sub-advisor on May 1, 2001 and trading  precipitated by this change  resulted in the unusually  high  portfolio  turnover for the year ended  December 31, 2001.  The turnover rates for the
AST Janus  Mid-Cap  Growth  Portfolio  for the year ended  December 31, 2000 and the year ended  December 31, 2001 were 55% and 203%
respectively.  This  Portfolio  commenced  operations on May 1, 2000,  which  resulted in low portfolio  turnover for the year ended
December 31, 2000.  The turnover  rates for the AST DeAM  Large-Cap  Value  Portfolio  for the year ended  December 31, 2000 and the year ended  December  31, 2001 were 1% and 134%  respectively.  This  Portfolio  commenced  operations  on October 23,  2000,  which resulted  in low  portfolio  turnover  for the year ended  December  31,  2000.  The  turnover  rates for the AST Lord  Abbett  Bond
Debenture  Portfolio for the year ended December 31, 2000 and the year ended December 31, 2001 were 9% and 102%  respectively.  This
Portfolio  commenced  operations  on October 23, 2000,  which  resulted in low  portfolio  turnover for the year ended  December 31,
2000.  The turnover  rates for the AST PIMCO  Limited  Maturity  Bond  Portfolio  for the year ended  December 31, 2000 and the year ended  December 31, 2001 were 171% and 445%  respectively.  The  Sub-advisor  does not manage the Portfolio to any target  portfolio turnover rates.  The Sub-advisor's trading strategies resulted in high turnover rates for the year ended December 31, 2001.

         The policy of the AST Money Market  Portfolio of investing  only in  securities  maturing 397 days or less from the date of acquisition or purchased  pursuant to repurchase  agreements that provide for repurchase by the seller within 397 days from the date of acquisition will result in a high portfolio turnover rate.

ORGANIZATION AND MANAGEMENT OF THE TRUST:

         The  Trust is a  managed,  open-end  investment  company  organized  as a  Massachusetts  business  trust,  whose  separate
Portfolios are  diversified,  unless  otherwise  indicated.  As of the date of this Statement,  forty-one  Portfolios are available.
The Trust may offer  additional  Portfolios  with a range of  investment  objectives  that  Participating  Insurance  Companies  may consider  suitable for variable  annuities and variable  life  insurance  policies or that may be considered  suitable for Qualified
Plans. The Trust's current approach to achieving this goal is to seek to have multiple  organizations  unaffiliated  with each other be responsible  for conducting the investment  programs for the  Portfolios.  Each such  organization  would be responsible  for the
Portfolio or Portfolios to which such organization's expertise is best suited.

         Formerly,  the Trust was known as the Henderson  International  Growth Fund,  which  consisted of only one  Portfolio.  The
Investment  Manager was Henderson  International,  Inc.  Shareholders of what was, at the time, the Henderson  International  Growth
Fund,  approved  certain changes in a meeting held April 17, 1992. These changes  included  engagement of a new Investment  Manager, engagement  of a  Sub-advisor  and election of new  Trustees.  Subsequent  to that  meeting,  the new  Trustees  adopted a number of resolutions,  including,  but not limited to, resolutions  renaming the Trust. Since that time the Trustees have adopted a number of resolutions,  including,  but not limited to, making new Portfolios available and adopting forms of Investment Management Agreements and  Sub-advisory  Agreements  between  the  Investment  Manager  and the Trust and the  Investment  Manager  and each  Sub-advisor, respectively.

         American  Skandia Life Assurance  Corporation,  a Participating  Insurance  Company,  is also a wholly-owned  subsidiary of
American  Skandia,  Incorporated.  Certain  officers of the Trust are  officers  and/or  directors  of one or more of the  following companies: ASISI, American Skandia Life Assurance Corporation,  American Skandia Marketing,  Incorporated (the principal underwriter for various annuities deemed to be securities for American Skandia Life Assurance Corporation) and American Skandia, Incorporated.

         ASISI,  a Connecticut  corporation  organized in 1991, is registered as an investment  adviser with the SEC. Prior to April
7, 1995, ASISI was known as American Skandia Life Investment Management, Inc.

         The Trustees and officers of the Trust and their principal  occupations are listed below. Unless otherwise  indicated,  the address of each Trustee and executive officer is One Corporate Drive, Shelton, Connecticut 06484:

Independent Trustees:

------------------------------ ---------- ---------------- ---------------------------------------------- --------------------
-----------------------------                                                                                  Number of
                                                                                                          Portfolios in Fund
                                          Length of Time                                                   Complex Overseen
                                             Served(1)                                                            by
                               Position                    Principal Occupation During Past 5 Years        Trustee/Director*
Name, Age and Address
------------------------------ ---------- ---------------- ---------------------------------------------- --------------------
------------------------------ ---------- ---------------- ---------------------------------------------- --------------------

David E. A. Carson              Trustee    Trustee since   Director (January 2000 to present)                     69
(67)                                        April, 1992    Chairman (January 1999 to December 1999)
People's Bank                                              Chairman and Chief Executive Officer
1 Financial Plaza, Second                                  (January 1998 to December 1998)
Floor                                                      President, Chairman and Chief Executive
Hartford, Connecticut 06103                                Officer (1983 to December 1997)
                                                           People's Bank

------------------------------ ---------- ---------------- ---------------------------------------------- --------------------
------------------------------------------------------------------------------------------------------------------------------
Other Directorships Held:  Mr. Carson has served as a Director of United Illuminating, a utility company, since May 1993.
He has also served as a Trustee of Mass Mutual Institutional Funds, a mutual fund company, since 1996.
------------------------------------------------------------------------------------------------------------------------------

------------------------------ ---------- ---------------- ---------------------------------------------- --------------------
Julian A. Lerner                Trustee    Trustee since   Retired since 1995                                     69
(77)                                      November, 1996   Senior Vice President and Portfolio Manager
12850 Spurling Road Suite 208                              (1986 to 1995)
Dallas, Texas 75230                                        AIM Charter Fund and AIM Summit Fund

------------------------------ ---------- ---------------- ---------------------------------------------- --------------------
------------------------------------------------------------------------------------------------------------------------------
Other Directorships Held:  Mr. Lerner served a Director of the Idex Funds, a mutual fund company, from March 1996 until
December 1999.  He served as a Director of Atlas Assets Inc., a mutual fund company, from November 1997 until March 1999.
He also served as a Trustee of Atlas Insurance Company Trust, a mutual fund company, from November 1997 until March 1999.
------------------------------------------------------------------------------------------------------------------------------

------------------------------ ---------- ---------------- ---------------------------------------------- --------------------
Thomas M. O'Brien               Trustee    Trustee since   President and Chief Executive Officer                  69
(51)                                        April, 1992    May 2000 to present
Atlantic Bank of New York                                  Atlantic Bank of New York
960 Avenue of the Americas
New York, NY 10001                                         Vice Chairman
                                                           January 1997 to April 2000
                                                           North Fork Bank

                                                           President and Chief Executive Officer:
                                                           December 1984 to December 1996
                                                           North Side Savings Bank

------------------------------ ---------- ---------------- ---------------------------------------------- --------------------
------------------------------------------------------------------------------------------------------------------------------
Other Directorships Held:  Mr. O'Brien served as a Director of North Fork Bank, a bank, from December 1996 until May 2000.
He has also served as a Director of Atlantic Bank of New York, a bank, since May 2000.
------------------------------------------------------------------------------------------------------------------------------

------------------------------ ---------- ---------------- ---------------------------------------------- --------------------
John A. Pileski                 Trustee    Trustee since   Retired since June 2000                                69
(62)                                      February, 2001
43 Quaquanantuck Lane                                      Tax Partner
Quogue, NY 11959                                           (January 1995 to June 2000)
                                                           KPMG, LLP

------------------------------ ---------- ---------------- ---------------------------------------------- --------------------
------------------------------------------------------------------------------------------------------------------------------
Other Directorships Held: Mr. Pileski has served as a Director of New York Community Bank since April, 2001.  He has also served as a Director of Queens Museum of Art since January 1997 and as a Director of Surf Club of Quogue, Inc. since May
1980.
------------------------------------------------------------------------------------------------------------------------------

------------------------------ ---------- ---------------- ---------------------------------------------- --------------------
F. Don Schwartz                 Trustee    Trustee since   Management Consultant                                  69
(66)                                        April, 1992    (April 1985 to present)
6 Sugan Close Drive
New Hope, PA 18938

------------------------------ ---------- ---------------- ---------------------------------------------- --------------------
------------------------------------------------------------------------------------------------------------------------------
Other Directorships Held:  None
------------------------------------------------------------------------------------------------------------------------------

Interested Trustees and Trust Officers:

------------------------------ -------------- ---------------- ---------------------- ----------------------------------------

                                                               Number of Portfolios
                                              Length of Time   in Fund Complex
                                                 Served(1)     Overseen by
Name, Age and Address            Position                      Trustee/Director*             Other Directorships Held
------------------------------ -------------- ---------------- ---------------------- ----------------------------------------
------------------------------ -------------- ---------------- ---------------------- ----------------------------------------

John Birch                     Vice           Vice  President           N/A                            None
(51)                           President      since     April
                                              1998

------------------------------ -------------- ---------------- ---------------------- ----------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Principal Occupation During Past 5 Years:  Mr. Birch has served as Senior Vice President and Chief Operating Officer of
American Skandia Investment Services, Incorporated ("ASISI") since December 1997.  He served as Executive Vice President and
Chief Operating Officer of International Fund Administration from August 1996 until October 1997.  Prior to that, Mr. Birch served as Senior Vice President and Chief Administrative Officer Gabelli Funds, Inc. from March 1995 until August 1996.
------------------------------------------------------------------------------------------------------------------------------

------------------------------ -------------- ---------------- ---------------------- ----------------------------------------
Richard G. Davy, Jr.           Treasurer      Treasurer
(52)                                          since     March           N/A                            None
                                              1995
------------------------------ -------------- ---------------- ---------------------- ----------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Principal Occupation During Past 5 Years:   Mr. Davy has served as Vice President of ASISI since June 1997.  Prior to that, he served as Controller of ASISI from September 1994 until June 1997.
------------------------------------------------------------------------------------------------------------------------------

------------------------------ -------------- ---------------- ---------------------- ----------------------------------------
Wade A. Dokken**               President      President                                    Director of American Skandia,
(41)                           (Chief         since     June,           N/A                    Incorporated ("ASI")
                               Executive      2001
                               Officer)  and  Trustee since
                               Trustee        March, 2002
------------------------------ -------------- ---------------- ---------------------- ----------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Principal Occupation During Past 5 Years:  Mr. Dokken has served as President and Chief Executive Officer of ASI since May
2000.  He served as Executive Vice President and Chief Operating Officer of ASI from December 1999 until May 2000.  Prior to that, he served as Deputy Chief Executive Officer of ASI from December 1997 to December 1999.  Prior to that, he served as
Executive Vice President and Chief Marketing Officer of ASI from March 1995 until December 1997.
------------------------------------------------------------------------------------------------------------------------------

------------------------------ -------------- ---------------- ---------------------- ----------------------------------------
Edward P. Macdonald            Secretary      Secretary
(34)                                          since  November           N/A                            None
                                              2000
------------------------------ -------------- ---------------- ---------------------- ----------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Principal Occupation During Past 5 Years:  Mr. Macdonald served as Senior Counsel, Securities, Counsel and Senior Associate
Counsel of ASI since April 1999.  Prior to that, he was Branch Chief, Senior Counsel and Attorney at the U.S. Securities and
Exchange Commission from October 1994 to April 1999.
------------------------------------------------------------------------------------------------------------------------------

* The  Trustees  are  responsible  for  overseeing  all 41  Portfolios  included in the Trust,  as well as the 31 Funds  included in
American  Skandia  Advisor  Funds,  Inc. and the 5 Portfolios  in the American  Skandia  Master Trust,  all of which are  investment companies managed by the Investment Manager.

**  Indicates a Trustee of the Trust who is an  "interested  person"  within the meaning  set forth in the 1940 Act.  Mr.  Dokken is deemed "interested" by virtue of his serving as an officer of the Investment Manager.

(1) All of the  officers and Trustees of the Trust listed above serve in similar  capacities  for American  Skandia  Advisor  Funds,
Inc., and/or American Skandia Master Trust, which are also investment companies managed by the Investment Manager.

(2) Unless otherwise  indicated,  each officer and Trustee listed above has held his/her principal  occupation for at least the last five years.  In addition to the principal  occupations  noted above,  the following  officers and Trustees of the Trust hold various positions with American Skandia Investment  Services,  Incorporated  ("ASISI"),  the Trust's Investment Manager, and its affiliates, including  American Skandia Advisory Services,  Inc.  ("ASASI"),  American Skandia Life Assurance  Corporation  ("ASLAC"),  American
Skandia Fund Services,  Inc. ("ASFS") American Skandia Marketing,  Incorporated  ("ASM"),  American Skandia Information Services and
Technology  Corporation  ("ASIST") or American  Skandia,  Incorporated  ("ASI"):  Mr. Birch also serves as Senior Vice President and
Chief  Operating  Officer of ASISI and as a Senior Vice  President  of ASI.  Mr.  Dokken also serves as Chief  Executive  Officer of
ASISI, President and Chief Executive Officer of ASASI, ASLAC, ASFS, ASI and ASIST and as a Director of ASI.

         The  overall  management  of the  business  and  affairs of the Trust is vested  with the Board of  Trustees.  The Board of
Trustees  approves  all  significant  agreements  between  the Trust and  persons or  companies  furnishing  services  to the Trust, including the Trust's  agreements  with the Investment  Manager,  Administrator,  Custodian and Transfer and  Shareholder  Servicing
Agent  and the  agreements  between  the  Investment  Manager  and each  Sub-advisor.  The  day-to-day  operations  of the Trust are delegated  to the  Trust's  officers  subject  always to the  investment  objectives  and  policies  of the Trust and to the general supervision of the Board of Trustees.  Each Trustee will serve until that person's successor is elected and qualified.

         Nominating  and Governance  Committee.  The Nominating and Governance  Committee  shall make  nominations  for  Independent
Trustee  membership on the Board of Trustees.  The members of the Nominating and  Governance  Committee  include David E. A. Carson,
Julian A. Lerner  (Chairman),  Thomas M. O'Brien,  John A. Pileski and F. Don Schwartz.  In 2001,  the Committee met on February 13,
2001 and April 9, 2001.  The Committee currently does not consider nominees recommended by security holders.

         Audit  Committee.  The Audit  Committee  shall  recommend  to the full Board the  engagement  or  discharge  of the Trust's independent  accountants;  directing  investigations into matters within the scope of the independent accountants' duties, reviewing with the  independent  accountants  the audit  plan and  results of the  audit,  approving  professional  services  provided  by the independent  accountants  prior to the performance of such services,  reviewing the independence of the independent  accountants and considering  the range of audit and  non-audit  fees.  The members of the Audit  Committee  include  David E. A. Carson  (Chairman),
Julian A. Lerner,  Thomas M. O'Brien,  John A. Pileski and F. Don Schwartz.  In 2001, the Audit Committee met on April 9, 2001, June
26, 2001 and October 4, 2001.

The dollar range of equity securities beneficially owned by the Trustees of the Trust are listed below:

Independent Trustees:

------------------------------ ------------------------------------------- ----------------------------------------------------
                                                                           Aggregate Dollar Range of Equity Securities in All
                                         Dollar Range of Equity              Funds Overseen by the Trustees in the American
Name of Trustee                  Securities in each Series of the Trust                      Skandia Complex
------------------------------ ------------------------------------------- ----------------------------------------------------
     David E. A. Carson                           N/A                                       $10,001 - $50,000
------------------------------ ------------------------------------------- ----------------------------------------------------
------------------------------ ------------------------------------------- ----------------------------------------------------
      Julian A. Lerner                            N/A                                         Over $100,000
------------------------------ ------------------------------------------- ----------------------------------------------------
------------------------------ ------------------------------------------- ----------------------------------------------------
      Thomas M. O'Brien                           N/A                                         Over $100,000
------------------------------ ------------------------------------------- ----------------------------------------------------
------------------------------ ------------------------------------------- ----------------------------------------------------
       John A. Pileski                            N/A                                       $10,001 - $50,000
------------------------------ ------------------------------------------- ----------------------------------------------------
------------------------------ ------------------------------------------- ----------------------------------------------------
       F. Don Schwartz                            N/A                                         Over $100,000
------------------------------ ------------------------------------------- ----------------------------------------------------

Interested Trustee:

------------------------------ ------------------------------------------- ----------------------------------------------------
                                                                           Aggregate Dollar Range of Equity Securities in All
                                         Dollar Range of Equity              Funds Overseen by the Directors in the American
Name of Trustee                  Securities in each Series of the Trust                      Skandia Complex
------------------------------ ------------------------------------------- ----------------------------------------------------
------------------------------ ------------------------------------------- ----------------------------------------------------
       Wade A. Dokken          AST Strong International Equity Portfolio                      $1 - $10,000
                               ($1 - $10,000)
------------------------------ ------------------------------------------- ----------------------------------------------------

         During the past fiscal year, the Trustees considered and approved each Portfolio's  investment  management and sub-advisory agreement with ASISI and its Sub-advisors,  individually.  In connection with each of these reviews,  the Trustees,  with the advice and assistance of independent  counsel and counsel to the Portfolios,  received and considered  information and reports  relating to the  nature,  quality  and  scope  of the  services  provided  to the  Portfolios  by  ASISI  and  its  affiliates,  as well as each
Sub-advisor.  The Trustees,  in each case,  considered the level of and the  reasonableness  of the fees charged for these services, together with  comparative fee and expense  information  showing,  among other things,  the fees paid for advisory,  administrative, transfer agency,  and shareholder  services and the total expense ratio of each Portfolio of the Trust relative to its peer group of mutual funds.

In addition, the Trustees considered, among other factors:

o        the effect of the  investment  advisory  fee and  portfolio  administration  fee  structure  on the  expense  ratio of each
     Portfolio of the Trust;

o        the effect of the  investment  advisory fee and portfolio  administration  fee structure on the nature or level of services to be provided to each Portfolio of the Trust;

o        the investment performance of each Portfolio of the Trust;

o        information  on the  investment  performance,  advisory fees,  administration  fees and expense ratios of other  investment companies managed by ASISI;

o        information  on the  investment  performance,  advisory fees,  administration  fees and expense ratios of other  investment companies not advised by ASISI or the  Sub-advisors  but believed to be generally  comparable in its investment  objectives and size to each Portfolio of the Trust; and

o        the continuing need of ASISI and each Sub-advisor to retain and attract qualified  investment and service  professionals to serve the Trust and each Portfolio in an increasingly competitive industry.

         The Trustees also considered  various  improvements  and upgrades in shareholder  services made during the year,  financial information  about ASISI's  costs,  an analysis of historical  profitability  of each  Portfolio,  and the  importance of supporting quality, long-term service by ASISI and the Sub-advisors to help achieve solid investment performance.

         Based on all the  factors  described  above and such other  considerations  and  information  as it deemed  relevant to its decision,  the Trustees  determined  that the approval of each  investment  management  and  sub-advisory  agreement was in the best interests of each Portfolio and its shareholders and on that basis approved these agreements.

         The Trustees and officers of the Trust who are affiliates of the Investment  Manager do not receive  compensation  directly from the Trust for serving in such  capacities.  However,  those  officers  and  Trustees of the Trust who are  affiliated  with the
Investment  Manager  may receive  remuneration  indirectly,  as the  Investment  Manager  will  receive  fees from the Trust for the services it provides.  Each of the other  Trustees  receives  annual and per meeting  fees paid by the Trust plus  expenses for each meeting of the Board and of  shareholders  which he attends.  Compensation  received  during the year ended December 31, 2001 by the
Trustees who are not affiliates of the Investment Manager was as follows:

                                                                                 Total Compensation from Registrant and Fund
Name of Trustee           ----------------------------------------------------                     Complex
                                      Aggregate Compensation from                            Paid to Trustee(1)
                                               Registrant
-------------------------                                                       ----------------------------------------------

David E. A. Carson                              $75,500                                           $123,650
Julian A. Lerner                                  75,000                                           124,950
Thomas M. O'Brien                                 74,000(2)                                        125,977(2)
John A Pileski                                    74,000                                           122,150
F. Don Schwartz                                   74,000                                           122,150
(1)      As of the date of this  Statement,  the "Fund  Complex"  consisted  of the Trust,  American  Skandia  Advisor  Funds,  Inc.
     ("ASAF"), and American Skandia Master Trust ("ASMT").
(2)  Mr. O'Brien deferred payment of this compensation.  The total value of all deferred compensation,  as of December 31, 2001, was
     $131,630 from the Registrant and $222,785 from the Registrant and Fund Complex.

         The Trust does not offer pension or retirement benefits to its Trustees.

         Under the terms of the Massachusetts  General  Corporation Law, the Trust may indemnify any person who was or is a Trustee, officer or employee of the Trust to the maximum extent permitted by the Massachusetts  General  Corporation Law; provided,  however, that any such  indemnification  (unless  ordered by a court) shall be made by the Trust only as authorized in the specific case upon a determination that  indemnification of such persons is proper in the  circumstances.  Such determination  shall be made (i) by the
Board of Trustees,  by a majority vote of a quorum which consists of Trustees who are neither  "interested  persons" of the Trust as defined in Section 2(a)(19) of the 1940 Act (the "1940 Act"),  nor parties to the proceeding,  or (ii) if the required quorum is not obtainable or if a quorum of such Trustees so directs by independent  legal counsel in a written opinion.  No  indemnification  will be provided by the Trust to any Trustee or officer of the Trust for any  liability to the Trust or its  shareholders  to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

         Codes of Ethics.  The Trust, its Investment  Manager,  its Distributor and the Sub-advisors for the Portfolios of the Trust have  adopted  codes of ethics  under rule 17j-1 of the 1940 Act.  While these codes  contain  provisions  reasonably  necessary  to prevent  personnel  subject to the codes from  engaging  in  unlawful  conduct,  they do not  prohibit  investments  in  securities, including securities that may be purchased or held by the Trust's Portfolios, by such personnel.

INVESTMENT ADVISORY AND OTHER SERVICES:

         Investment  Advisory  Services:  The Trust has entered into investment  management  agreements with the Investment  Manager
(the "Management  Agreements").  The Investment  Manager furnishes each Portfolio with investment advice and certain  administrative services with respect to the applicable  Portfolio's  assets  subject to the  supervision of the Board of Trustees and in conformity with the stated policies of the applicable  Portfolio.  The Investment  Manager has engaged the  Sub-advisors  noted on the cover of this Statement to conduct the various investment  programs of each Portfolio pursuant to separate  sub-advisory  agreements with the
Investment Manager.

         Under the terms of the  Management  Agreements,  the Investment  Manager  furnishes,  at its expense,  such personnel as is required by each Portfolio for the proper  conduct of its affairs and engages the  Sub-advisors  to conduct the investment  programs pursuant to the  Investment  Manager's  obligations  under the Management  Agreements.  The Investment  Manager,  not the Trust,  is
responsible  for the expenses of conducting the investment  programs.  The Sub-advisor is responsible for the expenses of conducting the  investment  programs in relation to the applicable  Portfolio  pursuant to agreements  between the Investment  Manager and each
Sub-advisor.  Each Portfolio pays all of its other expenses,  including but not limited to, brokerage commissions,  legal, auditing, taxes or governmental fees, the cost of preparing share  certificates,  custodian,  depositary,  transfer and shareholder  servicing agent costs, expenses of issue, sale,  redemption and repurchase of shares,  expenses of registering and qualifying shares for sale, insurance  premiums on  property or  personnel  (including  officers  and  Trustees  if  available)  of the Trust which inure to its benefit,  expenses  relating to Trustee and  shareholder  meetings,  the cost of preparing and  distributing  reports and notices to shareholders,  the fees and other expenses incurred by the Trust in connection with membership in investment  company  organizations and the cost of printing copies of  prospectuses  and statements of additional  information  distributed to  shareholders.  Expenses incurred by the Trust not directly  attributable  to any  specific  Portfolio or  Portfolios  are  allocated on the basis of the net assets of the respective Portfolios.

         Under the terms of the  Management  Agreements,  the  Investment  Manager is  permitted to render  services to others.  The
Management  Agreements  provide that neither the Investment  Manager nor its personnel  shall be liable for any error of judgment or mistake of law or for any act or omission in the  administration  or management  of the  applicable  Portfolios,  except for willful misfeasance,  bad faith or gross  negligence in the performance of its or their duties or by reason of reckless  disregard of its or their obligations and duties under the Management Agreements.

The Investment  Management fees payable by each Portfolio to the Investment Manager are as follows.  Investment  Management fees are payable monthly and are accrued daily for purposes of determining the net asset values of the Portfolios.

         AST Strong  International  Equity  Portfolio:  An annual rate of 1.0% of the average  daily net assets of the Portfolio not in excess of $75 million; plus .85% of the Portfolio's average daily net assets over $75 million.

         AST Janus Overseas Growth Portfolio:  An annual rate of 1.0% of the average daily net assets of the Portfolio.

         AST  American  Century  International  Growth  Portfolio:  An annual  rate of 1.0% of the  average  daily net assets of the
Portfolio.

         AST DeAM  International  Equity  Portfolio:  An annual  rate of 1.00% of the  average  daily net  assets of the  Portfolio.
Prior to May 1, 2002,  the Investment  Manager had engaged  Founders Asset  Management LLC as Sub-advisor  for the Portfolio,  for a total Investment Management fee of 1.0% of the average daily net assets of the Portfolio.

         AST MFS Global Equity Portfolio:   An annual rate of 1.0% of the average daily net assets of the Portfolio.

         AST PBHG Small-Cap Growth Portfolio:  An annual rate of .90% of the average daily net assets of the Portfolio.

         AST DeAM  Small-Cap  Growth  Portfolio:  An annual  rate of .95% of the  portion  of the  average  daily net  assets of the
Portfolio not in excess of $1 billion; plus .90% of the portion of the net assets over $1 billion.

         AST Federated Aggressive Growth Portfolio:  An annual rate of .95% of the average daily net assets of the Portfolio.

         AST Goldman Sachs Small-Cap Value Portfolio:  An annual rate of .95% of the average daily net assets of the Portfolio.

         AST Gabelli Small-Cap Value Portfolio:  An annual rate of .90% of the average daily net assets of the Portfolio.

         AST DeAM Small-Cap Value Portfolio:  An annual rate of .95% of the average daily net assets of the Portfolio.

         AST Janus Mid-Cap Growth Portfolio:  An annual rate of 1.0% of the average daily net assets of the Portfolio.

         AST Neuberger  Berman  Mid-Cap Growth  Portfolio:  An annual rate of .90% of the portion of the average daily net assets of the Portfolio  not in excess of $1 billion;  plus .85% of the portion of the net assets over $1 billion.  Prior to May 1, 1998,  the
Investment  Manager had engaged  Berger  Associates,  Inc. as  Sub-advisor  for the Portfolio  (formerly,  the Berger Capital Growth
Portfolio), for a total Investment Management fee of .75% of the average daily net assets of the Portfolio.

         AST  Neuberger  Berman  Mid-Cap Value  Portfolio:  An annual rate of .90% of the portion of the average daily net assets of the Portfolio  not in excess of $1 billion;  plus .85% of the portion of the net assets over $1 billion.  Prior to May 1, 1998,  the
Investment Manager had engaged Federated  Investment  Counseling as Sub-advisor for the Portfolio  (formerly,  the Federated Utility
Income Portfolio),  for a total Investment  Management fee equal to .75% of the first $50 million of the average daily net assets of the Portfolio; plus .60% of the Portfolio's average daily net assets in excess of $50 million.

         AST Alger All-Cap Growth Portfolio:  An annual rate of .95% of the average daily net assets of the Portfolio.

         AST Gabelli All-Cap Value Portfolio:  An annual rate of .95% of the average daily net assets of the Portfolio.

         AST T. Rowe Price Natural Resources Portfolio:  An annual rate of .90% of the average daily net assets of the Portfolio.

         AST  Alliance  Growth  Portfolio:  An annual rate of .90% of the portion of the average  daily net assets of the  Portfolio not in excess of $1 billion;  plus .85% of the portion of the net assets over $1 billion.  Prior to January 1, 1999,  the Investment
Manager had engaged  Robertson,  Stephens & Company  Investment  Management,  L.P. as  Sub-advisor  for the  Portfolio,  for a total
Investment Management fee of 1.0% of the average daily net assets of the Portfolio.

         AST MFS Growth Portfolio: An annual rate of .90% of the average daily net assets of the Portfolio.

         AST Marsico Capital Growth Portfolio:  An annual rate of .90% of the average daily net assets of the Portfolio.

         AST JanCap Growth Portfolio:  An annual rate of .90% of the average daily net assets of the Portfolio.

         AST DeAM Large-Cap Growth Portfolio:  An annual rate of .85% of the average daily net assets of the Portfolio.

         AST DeAM  Large-Cap  Value  Portfolio:  An annual rate of .85% of the average daily net assets of the  Portfolio.  Prior to
May 1, 2002,  the  Investment  Manager had engaged  Janus Capital  Management  LLC as  Sub-advisor  for the  Portfolio,  for a total
Investment Management fee of 1.0% of the average daily net assets of the Portfolio.

         AST Alliance/Bernstein Growth + Value Portfolio:  An annual rate of .90% of the average daily net assets of the Portfolio.

         AST Sanford Bernstein Core Value Portfolio: An annual rate of .75% of the average daily net assets of the Portfolio.

         AST Cohen & Steers Realty Portfolio:  An annual rate of 1.0% of the average daily net assets of the Portfolio.

         AST  Sanford  Bernstein  Managed  Index  500  Portfolio:  An annual  rate of .60% of the  average  daily net  assets of the
Portfolio.

         AST American Century Income & Growth Portfolio:  An annual rate of .75% of the average daily net assets of the Portfolio.

         AST Alliance Growth and Income Portfolio:  An annual rate of .75% of the average daily net assets of the Portfolio.

         AST MFS Growth with Income Portfolio: An annual rate of .90% of the average daily net assets of the Portfolio.

         AST INVESCO Equity Income Portfolio:  An annual rate of .75% of the average daily net assets of the Portfolio.

         AST DeAM Global  Allocation  Portfolio:  An annual rate of .10% of the average daily net assets of the Portfolio.  Prior to
May 1, 2002,  the  Investment  Manager had engaged A I M Capital  Management,  Inc. as  Sub-advisor  for the  Portfolio  for a total
Investment  Management  fee equal to an annual rate of .75% of the average  daily net assets of the  Portfolio not in excess of $300 million; plus .70% of the Portfolio's average daily net assets in excess of $300 million.

         AST  American  Century  Strategic  Balanced  Portfolio:  An annual  rate of .85% of the  average  daily  net  assets of the
Portfolio.

         AST T. Rowe Price Asset Allocation Portfolio:  An annual rate of .85% of the average daily net assets of the Portfolio.

         AST T. Rowe Price Global Bond Portfolio:  An annual rate of .80% of the average daily net assets of the Portfolio.

         AST Federated High Yield Portfolio:  An annual rate of .75% of the average daily net assets of the Portfolio.

         AST Lord Abbett Bond-Debenture Portfolio:  An annual rate of .80% of the average daily net assets of the Portfolio.

         AST DeAM Bond Portfolio:  An annual rate of .85% of the average daily net assets of the Portfolio.

         AST PIMCO Total Return Bond Portfolio:  An annual rate of .65% of the average daily net assets of the Portfolio.

         AST PIMCO Limited Maturity Bond Portfolio:  An annual rate of .65% of the average daily net assets of the Portfolio.

         AST Money  Market  Portfolio:  An annual  rate of .50% of the average  daily net assets of the  Portfolio.  The  Investment
Manager has  voluntarily  agreed to waive a portion of its fee equal to .05% of the average daily net assets of the  Portfolio.  The
Investment Manager may terminate this voluntary agreement at any time after April 30, 2003.

         The Investment  Manager has voluntarily  agreed to waive a portion of its fee equal to .05% of the average daily net assets in excess of $1 billion of each of the Portfolios other than the AST DeAM Large-Cap Value  Portfolio,  the AST DeAM Large-Cap Growth
Portfolio and the AST DeAM Small-Cap Value Portfolio.  The Investment  Manager has voluntarily  agreed to waive a portion of its fee equal to .10% of the  average  daily net  assets  for the AST DeAM  Large-Cap  Value  Portfolio  and the AST DeAM  Large-Cap  Growth
Portfolio.  The  Investment  Manager has  voluntarily  agreed to waive a portion of its fee equal to .15% of the  average  daily net assets for the AST DeAM Small-Cap Value  Portfolio.  The Investment  Manager may terminate  these  voluntary  agreements at any time after April 30, 2003.

The investment  management  fee paid for each of the past three fiscal years by each  Portfolio  that was publicly  offered prior to
January 2002 was as follows:

                                                                                        Investment Management Fees
                                                ------------------------- -------------------------- ---------------------------
                                                                    1999                       2000                        2001
                                                ------------------------- -------------------------- ---------------------------
AST Strong International Equity                                4,695,735                  6,275,789                   4,531,109
AST Janus Overseas Growth                                      8,284,493                 15,376,284                   7,637,333
AST American Century International Growth                        992,423                  2,629,272                   3,724,627
AST DeAM International Equity                                  1,222,849                  3,269,601                   1,957,352
AST MFS Global Equity                                              1,645                     94,939                     424,195
AST PBHG Small-Cap Growth                                      4,980,643                  9,715,081                   4,078,228
AST DeAM Small-Cap Growth                                      3,958,710                  8,982,531                   5,992,043
AST Federated Aggressive Growth                                        0                      1,028                     140,389
AST Goldman Sachs Small-Cap Value                                531,717                  1,172,260                   2,980,201
AST Gabelli Small-Cap Value                                    2,529,270                  2,644,058                   3,984,951
AST Janus Mid-Cap Growth                                               0                    314,191                     700,821
AST Neuberger Berman Mid-Cap Growth                            2,440,843                  6,409,535                   4,955,480
AST Neuberger Berman Mid-Cap Value                             4,969,319                  6,612,407                   8,529,633
AST Alger All-Cap Growth                                               0                  1,830,869                   7,225,980
AST Gabelli All-Cap Value                                              0                     11,564                   1,039,744
AST T. Rowe Price Natural Resources                              847,431                  1,035,364                   1,322,239
AST Alliance Growth                                            2,537,033                  4,102,734                   3,684,731
AST MFS Growth                                                     3,675                    371,052                   8,711,349
AST Marsico Capital Growth                                     9,436,188                 16,163,520                  12,258,722
AST JanCap Growth                                             36,922,583                 49,558,070                  26,556,021
AST DeAM Large-Cap Value                                               0                      5,278                     338,284
AST Alliance/Bernstein Growth + Value                                  0                          0                      75,451
AST Sanford Bernstein Core Value                                       0                          0                      85,387
AST Cohen & Steers Realty                                        494,430                    933,272                   1,306,673
AST Sanford Bernstein Managed Index 500                        2,856,541                  4,234,284                   3,774,212
AST American Century Income & Growth                           1,854,825                  3,480,798                   3,131,080
AST Alliance Growth and Income                                 9,931,237                 11,031,609                  12,891,016
AST MFS Growth with Income                                         6,155                    334,180                     878,198
AST INVESCO Equity Income                                      7,204,789                  8,434,414                   8,305,048
AST DeAM Global Allocation                                     3,145,086                  4,278,297                   3,942,792
AST American Century Strategic Balanced                        1,399,707                  1,881,967                   1,751,146
AST T. Rowe Price Asset Allocation                             3,419,374                  3,598,294                   3,081,375
AST T. Rowe Price Global Bond                                  1,178,024                  1,044,696                     916,292
AST Federated High Yield                                       4,761,157                  4,178,156                   4,055,451
AST Lord Abbett Bond-Debenture                                         0                      2,471                     267,351
AST PIMCO Total Return Bond                                    6,473,997                  7,223,767                   9,324,202
AST PIMCO Limited Maturity Bond                                2,494,789                  2,530,829                   3,436,658
AST Money Market                                               7,174,127                  9,088,801                  11,758,628

The  sub-advisory  fee paid by the Investment  Manager to the Sub-advisors for each such Portfolio for each of the past three fiscal years was as follows:

                                                                                        Sub-advisory Fees
                                                -------------------------- -------------------------- --------------------------
                                                                     1999                       2000                       2001
                                                -------------------------- -------------------------- --------------------------
AST Strong International Equity(1)                              2,876,419                  3,335,134                  2,409,743
AST Janus Overseas Growth                                       4,692,246                  8,317,803                  4,091,406
AST American Century International Growth                         688,553                  1,303,908                  1,676,082
AST DeAM International Equity(2)                                  711,424                  1,795,026                  1,078,676
AST MFS Global Equity                                                 699                     58,018                    180,283
AST PBHG Small-Cap Growth(3)                                    2,427,349                  4,456,437                  2,059,707
AST DeAM Small-Cap Growth(4)                                    1,842,324                  4,002,862                  2,713,427
AST Federated Aggressive Growth                                         0                        541                     73,889
AST Goldman Sachs Small-Cap Value(5)                              279,851                    584,790                  1,568,527
AST Gabelli Small-Cap Value(6)                                  1,405,150                  1,175,137                  1,836,514
AST Janus Mid-Cap Growth                                                0                    259,208                    385,050
AST Neuberger Berman Mid-Cap Growth                             1,134,819                  2,898,682                  2,210,682
AST Neuberger Berman Mid-Cap Value                              2,754,647                  3,659,113                  3,999,070
AST Alger All-Cap Growth                                                0                    772,603                  2,865,877
AST Gabelli All-Cap Value                                               0                     30,198                    437,787
AST T. Rowe Price Natural Resources                               470,795                    575,202                    734,577
AST Alliance Growth(7)                                            985,165                  1,756,312                  1,637,658
AST MFS Growth                                                      1,633                    164,912                  3,518,459
AST Marsico Capital Growth                                      4,718,094                  8,292,452                  5,670,785
AST JanCap Growth                                              19,832,544                 23,083,815                 13,011,657
AST DeAM Large-Cap Value(8)                                             0                      2,903                    186,056
AST Alliance/Bernstein Growth + Value                                   0                          0                     33,534
AST Sanford Bernstein Core Value                                        0                          0                     28,462
AST Cohen & Steers Realty                                         296,658                    545,142                    722,669
AST Sanford Bernstein Managed Index 500(9)                        738,621                    823,159                    789,035
AST American Century Income & Growth(10)                        1,062,132                  1,728,399                  1,511,050
AST Alliance Growth and Income(11)                              4,991,959                  4,109,231                  4,790,227
AST MFS Growth with Income                                          3,180                    148,945                    361,254
AST INVESCO Equity Income                                       3,462,235                  3,807,575                  3,843,384
AST DeAM Global Allocation(12)                                  1,722,543                  2,251,648                  1,998,816
AST American Century Strategic Balanced                           766,021                    818,414                    796,060
AST T. Rowe Price Asset Allocation                              1,093,198                  1,145,822                    993,787
AST T. Rowe Price Global Bond                                     589,012                    522,348                    458,146
AST Federated High Yield                                        1,704,552                  1,510,219                  1,161,672
AST Lord Abbett Bond-Debenture                                          0                      1,081                     83,547
AST PIMCO Total Return Bond                                     2,564,999                  2,876,139                  3,676,751
AST PIMCO Limited Maturity Bond                                 1,034,534                    995,826                  1,321,791
AST Money Market(13)                                            1,492,378                  1,209,010                  1,440,997

(1) For fiscal year 1999, $921,003 was paid to Putnam and $1,955,416 was paid to A I M Capital Management,  Inc. ("AIM"),  the prior
Sub-advisors  for the  Portfolio.  For  fiscal  year  2000,  the  entire  fee noted  above was paid to AIM.  For  fiscal  year 2001,
$2,360,387 was paid to AIM and $49,356 was paid to Strong Capital Management, Inc.
(2) For the fiscal  years 1999,  2000 and 2001,  the entire fee noted above was paid to Founders  Asset  Management  LLC,  the prior
Sub-advisor for the Portfolio.
(3)  For fiscal years 1999 and 2000, the entire fee noted was paid to Janus Capital Management LLC ("Janus"),  the prior Sub-advisor for the  Portfolio.  For the fiscal year 2001,  $1,513,376  was paid to Janus and $546,331 was paid to Pilgrim  Baxter & Associates,
Ltd.
(4) For the fiscal years 1999 and 2000, the entire fee noted above was paid to Zurich Scudder  Investments,  Inc.  ("Scudder"),  the
prior  Sub-advisor  for the  Portfolio.  For the fiscal year 2001,  $2,619,058  was paid to Scudder and $99,806 was paid to Deutsche
Asset Management, Inc.
(5) For the fiscal  years 1999 and 2000,  the entire fee noted  above was paid to Lord,  Abbett & Co.  ("Lord  Abbett:"),  the prior
Sub-advisor  for the  Portfolio.  For the fiscal  year 2001,  $433,623  was paid to Lord Abbett and  $1,134,904  was paid to Goldman
Sachs Asset Management.
(6) For fiscal  year 1999,  the entire fee noted above was paid to T. Rowe Price  Associates,  Inc.  ("T.  Rowe  Price"),  the prior
Sub-advisor for the Portfolio.  For fiscal year 2000,  $968,668 was paid to T. Rowe Price and $206,469 was paid to GAMCO  Investors,
Inc. ("GAMCO").  For fiscal year 2001, the entire fee noted was paid to GAMCO.
(7) For fiscal  year 1999,  the  entire  fee was paid to  OppenheimerFunds,  Inc.  ("Oppenheimer"),  the prior  Sub-advisor  for the
Portfolio.  For fiscal year 2000,  $469,876 was paid to Oppenheimer  and $1,286,436 was paid to Alliance  Capital  Management,  Inc.
("Alliance").  For fiscal year 2001, the entire fee noted was paid to Alliance.
(8) For the fiscal  years  1999,  2000 and 2001,  the entire fee noted above was paid to Janus  Capital  Management  LLC,  the prior
Sub-advisor for the Portfolio.
(9) For fiscal year 1999, the entire fee noted above was paid to Bankers Trust Company ("Bankers Trust"),  the prior Sub-advisor for the  Portfolio.  For fiscal year 2000,  $289,101 was paid to Banker  Trust and $534,058 was paid to Sanford C.  Bernstein & Co. LLC.
("Bernstein").  For fiscal year 2001, the entire fee noted was paid to Bernstein.
(10) For fiscal year 1999,  $297,067 was paid to Putnam  Investment  Management,  Inc., the prior  Sub-advisor for the Portfolio and
$765,065 was paid to American  Century  Investment  Management,  Inc.  ("American  Century").  For fiscal  years 2000 and 2001,  the entire fee noted was paid to American Century.
(11) For the fiscal year 1999, the entire fee noted above was paid to Lord, Abbett & Co. ("Lord Abbett"),  the prior Sub-advisor for the Portfolio.  For fiscal year 2000,  $1,525,780 was paid to Lord Abbett and  $2,583,451 was paid to Alliance  Capital  Management,
Inc. ("Alliance").  For fiscal year 2001, the entire fee noted was paid to Alliance.
(12)For fiscal year 1999,  $559,542 was paid to Putnam  Investment  Management,  Inc., the prior  Sub-advisor  for the Portfolio and
$1,163,001  was paid to A I M Capital  Management,  Inc.  ("AIM").  For fiscal years 2000 and 2001, the entire fee noted was paid to
AIM.
(13) For fiscal years 1999 and 2000, the entire fee noted above was paid to J.P. Morgan Investment  Management,  Inc.  ("JPM"),  the
prior  Sub-advisor  for the  Portfolio.  For fiscal year 2001,  $1,068,339  was paid to JPM and $372,658  was paid to Wells  Capital
Management, Incorporated, the current Sub-advisor for the Portfolio.

The Investment Manager has agreed by the terms of the Management  Agreements for the following  Portfolios of the Trust to reimburse the Portfolio for any fiscal year in order to prevent Portfolio expenses (exclusive of taxes,  interest,  brokerage  commissions and extraordinary  expenses,  determined by the Trust or the Investment  Manager,  but inclusive of the management fee) from exceeding a specified percentage of the Portfolio's average daily net assets, as follows:

         AST Strong International Equity Portfolio:  1.75%

         AST PBHG Small-Cap Growth Portfolio:  1.30%

         AST T. Rowe Price Natural Resources Portfolio:  1.35%

         AST Alliance Growth Portfolio:  1.45%

         AST JanCap Growth  Portfolio:  1.35%.  Commencing  September 4, 1996,  the  Investment  Manager has  voluntarily  agreed to reimburse  certain  operating  expenses in excess of 1.33% for the AST JanCap  Growth  Portfolio.  This  voluntary  agreement may be terminated by the Investment Manager at any time.

         AST Alliance Growth and Income Portfolio:  1.25%

         AST INVESCO Equity Income Portfolio:  1.20%

         AST T. Rowe Price Asset Allocation Portfolio:  1.25%

         AST T. Rowe Price Global Bond Portfolio:  1.75%

         AST Federated High Yield Portfolio:  1.15%

         AST PIMCO Total Return Bond Portfolio:  1.05%

         AST PIMCO Limited Maturity Bond Portfolio:  1.05%

         AST Money Market Portfolio:  .65%. The Investment  Manager has voluntarily  agreed to reimburse certain operating  expenses in excess of .60% for the AST Money Market Portfolio.  This voluntary  agreement may be terminated by the Investment  Manager at any time after April 30, 2003.

         The Investment  Manager has also  voluntarily  agreed to reimburse the other Portfolios of the Trust for any fiscal year in order to prevent Portfolio expenses (exclusive of taxes, interest,  brokerage commissions and extraordinary expenses,  determined by the Trust or the  Investment  Manager,  but  inclusive  of the  management  fee)  from  exceeding  a  specified  percentage  of each
Portfolio's average daily net assets, as follows:

         AST Janus Overseas Growth Portfolio:  1.75%

         AST American Century International Growth Portfolio:  1.75%

         AST DeAM International Equity Portfolio:  1.50%

         AST MFS Global Equity Portfolio:  1.75%

         AST DeAM Small-Cap Growth Portfolio:  1.35%

         AST DeAM Small-Cap Value Portfolio:  1.15%

         AST Federated Aggressive Growth Portfolio:  1.35%

         AST Goldman Sachs Small-Cap Value Portfolio:  1.35%

         AST Gabelli Small-Cap Value Portfolio:  1.30%

         AST Janus Mid-Cap Growth Portfolio:  1.35%

         AST Neuberger Berman Mid-Cap Value Portfolio:  1.25%

         AST Neuberger Berman Mid-Cap Growth Portfolio:  1.25%

         AST Alger All-Cap Growth Portfolio:  1.45%

         AST Gabelli All-Cap Value Portfolio:  1.45%

         AST Marsico Capital Growth Portfolio:  1.35%

         AST DeAM Large-Cap Growth Portfolio:  .99%

         AST MFS Growth Portfolio:  1.35%

         AST American Century Income & Growth Portfolio:  1.25%

         AST MFS Growth with Income Portfolio:  1.35%

         AST DeAM Large-Cap Value Portfolio:  .99%

         AST Alliance/Bernstein Growth + Value Portfolio:  1.35%

         AST Sanford Bernstein Core Value Portfolio:  1.25%

         AST Sanford Bernstein Managed Index 500 Portfolio:  .80%

         AST Cohen & Steers Realty Portfolio:  1.45%

         AST DeAM Global Allocation:  0.35%

         AST American Century Strategic Balanced Portfolio:  1.25%

         AST Lord Abbett Bond-Debenture Portfolio:  1.20%

         AST DeAM Bond Portfolio:  0.99%

         Except with respect to the AST MFS Global  Equity  Portfolio,  for which the  Investment  Manager has committed to keep the above  limitation in effect until at least April 30, 2003, the Investment  Manager may terminate the above  voluntary  agreements at any time.  Voluntary  payments of Portfolio  expenses by the Investment Manager are subject to reimbursement by the Portfolio at the
Investment  Manager's  discretion  within the two year period following such payment to the extent  permissible under applicable law and provided that the Portfolio is able to effect such reimbursement and remain in compliance with applicable expense limitations.

         Each Management  Agreement will continue in effect from year to year,  provided it is approved,  at least annually,  in the manner  stipulated  in the 1940 Act.  This  requires  that each  Management  Agreement  and any renewal be approved by a vote of the majority  of the  Trustees  who are not  parties  thereto  or  interested  persons  of any such  party,  cast in person at a meeting specifically  called for the purpose of voting on such approval.  Each  Management  Agreement may be terminated  without  penalty on sixty  days'  written  notice by vote of a  majority  of the Board of  Trustees  or by the  Investment  Manager,  or by holders of a majority of the applicable  Portfolio's  outstanding  shares, and will  automatically  terminate in the event of its "assignment" as that term is defined in the 1940 Act.

         Sub-advisory  Agreements:  The Investment  Manager pays each  Sub-advisor for the performance of sub-advisory  services out of its  Investment  Management  fee and at no  additional  cost to any  Portfolio.  The fee paid to the  Sub-advisors  differs  from
Portfolio to Portfolio,  reflecting the objectives,  policies and restrictions of each Portfolio and the nature of each Sub-advisory
Agreement.  Each  Sub-advisor's  fee is accrued daily for purposes of determining  the amount payable to the  Sub-advisor.  The fees payable to the present Sub-advisors are as follows:

         Strong Capital Management,  Inc. for the AST Strong International  Equity Portfolio:  An annual rate equal to the following percentages of the combined  average daily net assets of the Portfolio and the series of American  Skandia Advisor Funds,  Inc. that is managed by the  Sub-advisor  and identified by the  Sub-advisor  and the  Investment  Manager as being similar to the Portfolio :
..45% of the portion of the  combined  average  daily net assets not in excess of $500  million;  plus .40% of the portion  over $500 million  but not in excess of $1  billion;  plus .35% of the  portion in excess of $1  billion.  Prior to  December  10,  2001,  the
Investment Manager had engaged A I M Capital  Management,  Inc. as Sub-advisor for the Portfolio (formerly the AST AIM International
Equity  Portfolio) for an annual rate equal to the following  percentages of the combined  average daily net assets of the Portfolio and the series of American  Skandia  Advisor Funds,  Inc. that was managed by the  Sub-advisor and identified by the Sub-advisor and the  Investment  Manager as being  similar to the  Portfolio : .55% of the portion of the combined  average  daily net assets not in excess of $75 million; plus .45% of the portion in excess of $75 million.

         Janus Capital  Management LLC for the AST Janus  Overseas  Growth  Portfolio:  An annual rate of .65% of the portion of the average  daily net assets of the  Portfolio  not in excess of $100  million;  plus .60% of the  portion of the net assets  over $100 million but not in excess of $500  million;  and .50% of the portion of the net assets over $500 million.  Commencing  July 1, 2001,
Janus Capital  Management LLC has voluntarily  agreed to waive a portion of its fee equal to .50% of the combined  average daily net assets of the Portfolio and the  corresponding  series of American  Skandia  Advisor Funds,  Inc. that is managed by the Sub-advisor and identified by the Investment  Manager and  Sub-advisor as being similar to the  Portfolio.  The  Sub-advisor  may terminate this voluntary agreement at any time.

         American Century Investment  Management,  Inc. for the AST American Century International Growth Portfolio:  Because of the
large  amount of assets  being  sub-advised  for the  Investment  Manager by  American  Century  Investment  Management,  Inc.,  the
Investment Manager was able to negotiate a reduction to American  Century's  standard fee schedule.  Such reduced fee schedule is an annual rate of .45% of the combined  average  daily net assets of the Portfolio and the series of American  Skandia  Advisor  Funds,
Inc.  that is managed by the  Sub-advisor  and  identified by the  Sub-advisor  and the  Investment  Manager as being similar to the
Portfolio.

         Massachusetts  Financial  Services for the AST MFS Global  Equity  Portfolio:  An annual rate of .425% of average daily net assets of the Portfolio.

         Pilgrim  Baxter &  Associates,  Ltd. for the AST PBHG  Small-Cap  Growth  Portfolio:  An annual rate equal to the following percentages of the combined  average daily net assets of the Portfolio and the series of American  Skandia Advisor Funds,  Inc. that is managed by the  Sub-advisor  and identified by the  Sub-advisor  and the  Investment  Manager as being similar to the Portfolio :
..50% of the portion of the  combined  average  daily net assets not in excess of $100  million;  plus .45% of the portion  over $100 million but not in excess of $400 million;  plus .40% of the portion over $400 million but not in excess of $900 million;  plus .35%
of the portion in excess of $900  million.  Between  January 1, 1999 and  September  17, 2001,  the  Investment  Manager had engaged
Janus Capital  Management LLC as Sub-advisor for the AST PBHG Small-Cap Growth Portfolio  (formerly,  the AST Janus Small-Cap Growth
Portfolio),  for a total  Sub-advisory  fee of .50% of the portion of the average daily net assets of the Portfolio not in excess of
$100  million;  plus .45% of the portion of the net assets over $100  million  but not in excess of $500  million;  plus .40% of the portion of the net assets  over $500  million  but not in excess of $1  billion;  plus .35% of the portion of the net assets over $1 billion.  Prior to January 1, 1999,  the  Investment  Manager had engaged  Founders  Asset  Management  LLC as  Sub-advisor  for the
Portfolio  (formerly  the Founders  Capital  Appreciation  Portfolio),  for a total  Sub-advisory  fee of .65% of the portion of the average  daily net assets of the  Portfolio  not in excess of $75  million;  plus .60% of the  portion  of the net  assets  over $75 million but not in excess of $150 million; plus .55% of the portion of the net assets over $150 million.

         Deutsche  Asset  Management,  Inc.  for the AST DeAM  Small-Cap  Growth  Portfolio:  An annual rate equal to the  following percentages of the combined  average daily net assets of the Portfolio and the series of American  Skandia Advisor Funds,  Inc. that is managed by the  Sub-advisor  and identified by the  Sub-advisor  and the  Investment  Manager as being similar to the Portfolio :
..35% of the portion of the  combined  average  daily net assets not in excess of $100  million;  plus .30% of the portion  over $100 million but not in excess of $300 million;  plus .25% of the portion over $300 million but not in excess of $500 million;  plus .20%
of the  portion in excess of $500  million.  Prior to  December  10,  2001,  the  Investment  Manager  had  engaged  Zurich  Scudder
Investments,  Inc. as Sub-advisor  for the Portfolio  (formerly the AST Scudder  Small-Cap  Growth  Portfolio) for an annual rate of
..50% of the average  daily net assets of the  Portfolio  not in excess of $100  million;  plus .45% of the portion of the net assets over $100  million  but not in excess of $400  million;  plus .40% of the  portion of the net assets  over $400  million  but not in excess of $900 million; plus .35% of the portion of the net assets over $900 million.

         Deutsche Asset Management,  Inc. for the AST DeAM  International  Equity  Portfolio:  An annual rate equal to the following percentages of the combined  average daily net assets of the Portfolio and the series of American  Skandia Advisor Funds,  Inc. that is managed by the  Sub-advisor  and  identified by the  Sub-advisor  and the  Investment  Manager as being similar to the Portfolio:
..30% of the portion of the  combined  average  daily net assets not in excess of $500  million;  plus .25% of the portion  over $500 million but not in excess of $1 billion;  plus .20% of the portion over $1 billion.  Prior to May 1, 2002,  the  Investment  Manager had engaged Founders Asset  Management LLC as Sub-advisor for the Portfolio  (formerly the AST Founders  Passport  Portfolio) for an annual rate of .60% of the average  daily net assets of the  Portfolio  not in excess of $100  million;  plus .50% of the portion of the average net assets in excess of $100 million.

         Deutsche  Asset  Management,  Inc.  for the AST DeAM  Small-Cap  Value  Portfolio:  An annual  rate equal to the  following percentages  of the average daily net assets of the Portfolio:  .35% of the portion of the combined  average daily net assets not in excess of $100  million;  plus .30% of the portion  over $100  million but not in excess of $300  million;  plus .25% of the portion over $300 million but not in excess of $500 million; plus .20% of the portion in excess of $500 million.

         Deutsche  Asset  Management,  Inc.  for the AST DeAM  Large-Cap  Growth  Portfolio:  An annual rate equal to the  following percentages of the combined  average daily net assets of the Portfolio and the series of American  Skandia Advisor Funds,  Inc. that is managed by the  Sub-advisor  and identified by the  Sub-advisor  and the  Investment  Manager as being similar to the Portfolio :
..20% of the portion of the  combined  average  daily net assets not in excess of $500  million;  plus .15% of the portion  over $500 million but not in excess of $1 billion; plus .10% of the portion in excess of $1 billion.

         Deutsche  Asset  Management,  Inc.  for the AST DeAM  Large-Cap  Value  Portfolio:  An annual  rate equal to the  following percentages of the combined  average daily net assets of the Portfolio and the series of American  Skandia Advisor Funds,  Inc. that is managed by the  Sub-advisor  and identified by the  Sub-advisor  and the  Investment  Manager as being similar to the Portfolio :
..20% of the portion of the  combined  average  daily net assets not in excess of $500  million;  plus .15% of the portion  over $500 million but not in excess of $1 billion;  plus .10% of the portion in excess of $1  billion.  Prior to May 1, 2002,  the  Investment
Manager had engaged  Janus  Capital  Management  LLC as  Sub-advisor  for the  Portfolio  (formerly  the AST Janus  Strategic  Value
Portfolio)  for an annual rate of .55% of the average daily net assets of the Portfolio not in excess of $100 million;  plus .50% of the portion of the average net assets in excess of $100 million but not in excess of $500  million;  plus .45% of the portion of the net assets over $500 million but not in excess of $2 billion; plus .40% of the portion of the net assets over.

         Federated Investment  Counseling for the AST Federated  Aggressive Growth Portfolio:  An annual rate of .50% of the portion of the average  daily net assets not in excess of $100  million;  plus .45% of the  portion of the net assets over $100  million but not in excess of $400  million;  plus .40% of the  portion of the net assets over $400  million  but not in excess of $900  million;
plus .35% of the portion of the net assets over $900 million.

         Goldman  Sachs  Asset  Management  for the AST  Goldman  Sachs  Small-Cap  Value  Portfolio:  An annual rate of .50% of the average daily net assets of the Portfolio.

         GAMCO Investors,  Inc. for the AST Gabelli Small-Cap Value Portfolio:  An annual rate equal to the following percentages of the combined  average daily net assets of the Portfolio and the series of American  Skandia  Advisor Funds,  Inc. that is managed by the  Sub-advisor  and  identified by the  Sub-advisor  and the  Investment  Manager as being similar to the  Portfolio:  .40% of the portion of the  combined  average  daily net assets not in excess of $1 billion;  plus .30% of the portion of the net assets over $1 billion.  Prior to October 13, 2000,  the  Investment  Manager had engaged T. Rowe Price  Associates,  Inc. as  Sub-advisor  for the
Portfolio  (formerly the AST T. Rowe Price Small Company Value  Portfolio),  for a total  Sub-advisory fee of .60% of the portion of the average  daily net assets of the  Portfolio  not in excess of $20  million;  plus .50% of the portion of the net assets over $20 million but not in excess of $50 million.  When the net assets of the Portfolio exceeded $50 million,  the fee was an annual rate of
..50% of the average daily net assets of the Portfolio.

         Janus  Capital  Management  LLC for the AST  Janus  Mid-Cap  Growth  Portfolio:  An  annual  rate  equal  to the  following percentages of the combined  average daily net assets of the Portfolio and the series of American  Skandia Advisor Funds,  Inc. that is managed by the Sub-advisor and identified by the Sub-advisor and the Investment  Manager as being similar to the Portfolio:  .55%
of the portion of the combined  average daily net assets not in excess of $100  million;  plus .50% of the portion of the net assets over $100  million  but not in excess of $500  million;  plus .45% of the  portion of the net assets  over $500  million  but not in excess of $2 billion;  plus .40% of the  portion of the net assets  over $2 billion  but not in excess of $5 billion;  plus .375% of the  portion of the net assets  over $5 billion  but not in excess of $10  billion;  plus .35% of the portion of the net assets over
$10 billion.

         Neuberger  Berman  Management  Inc. for the AST Neuberger  Berman Mid-Cap Growth  Portfolio:  An annual rate of .45% of the portion of the average daily net assets of the  Portfolio not in excess of $100 million;  plus .40% of the portion of the net assets over $100  million.  Prior to May 1, 1998,  the  Investment  Manager had engaged  Berger  Associates,  Inc. as  Sub-advisor  for the
Portfolio (formerly,  the Berger Capital Growth Portfolio),  for a total Sub-advisory fee of .55% of the average daily net assets of the  Portfolio  not in excess of $25  million;  plus .50% of the  portion of average  daily net assets  over $25  million but not in excess of $50 million; plus .40% of the portion of the average daily net assets over $50 million.

         Neuberger  Berman  Management  Inc. for the AST Neuberger  Berman  Mid-Cap Value  Portfolio:  An annual rate of .50% of the portion of the average daily net assets of the  Portfolio not in excess of $750 million;  plus .45% of the portion of the net assets over $750  million but not in excess of $1 billion;  plus .40% of the  portion in excess of $1  billion.  Prior to May 1, 1998,  the
Investment Manager had engaged Federated  Investment  Counseling as Sub-advisor for the Portfolio  (formerly,  the Federated Utility
Income  Portfolio),  for a total  Sub-advisory  fee of .50% of the portion of the average  daily net assets of the  Portfolio not in excess $25  million;  plus .35% of the portion in excess of $25 million but not in excess of $50  million;  plus .25% of the portion in excess of $50 million.

         Commencing  April 1, 2001 to December  31, 2001,  Neuberger  Berman  Management,  Inc.  has  voluntarily  agreed to waive a portion of its fee so that the following  fee schedule  based on the combined  average daily net assets of the AST Neuberger  Berman
Mid-Cap  Growth  Portfolio,  the AST Neuberger  Berman  Mid-Cap Value  Portfolio  (together,  the  "Portfolios"),  and the series of
American  Skandia Advisor Funds,  Inc. that are managed by the Sub-advisor and identified by the Sub-advisor and Investment  Manager as being similar to the  Portfolios is in effect:  .40% of the portion of the combined  average daily net assets not in excess of $2 billion;  plus .35% of the portion over $2 billion.  Commencing January 1, 2002, the following fee schedule will be in effect:  .40%
of the portion of the combined average daily net assets not in excess of $1 billion; plus .35% of the portion over $1 billion.

         Fred  Alger  Management,  Inc.  for the AST  Alger  All-Cap  Growth  Portfolio:  An  annual  rate  equal  to the  following percentages  of the  combined  average  daily net assets of the  Portfolio of the Trust and the series of American  Skandia  Advisor
Funds,  Inc. that is managed by the  Sub-advisor  and identified by the  Sub-advisor as being similar to the Portfolio:  .40% of the portion of the  combined  average  daily net assets not in excess of $500  million;  plus .35% of the portion of the net assets over
$500  million but not in excess of $1 billion;  plus .30% of the portion of the net assets over $1 billion but not in excess of $1.5 billion; plus .25% of the portion of the net assets over $1.5 billion.

         GAMCO  Investors,  Inc. for the AST Gabelli All-Cap Value Portfolio:  An annual rate equal to the following  percentages of the combined  average daily net assets of the Portfolio and the series of American  Skandia  Advisor Funds,  Inc. that is managed by the  Sub-advisor  and  identified by the  Sub-advisor  and the  Investment  Manager as being similar to the  Portfolio:  .50% of the portion of the  combined  average  daily net assets not in excess of $500  million;  plus .40% of the portion of the net assets over
$500 million.  Commencing  October 23, 2000,  GAMCO  Investors,  Inc. has voluntarily  agreed to waive a portion of its fee equal to the  following  percentages  of the combined  average daily net assets of the  Portfolio  and the  corresponding  series of American
Skandia Advisor Funds,  Inc.  referenced  above:  .10% of the portion of the combined average daily net assets not in excess of $500 million,  .05% of the  combined  assets over $500 million but not in excess of $1 billion,  and .10% of the combined  assets over $1 billion.  The Sub-advisor may terminate this voluntary agreement at any time.

         T. Rowe Price  Associates,  Inc.  for the AST T. Rowe Price  Natural  Resources  Portfolio:  An annual  rate of .60% of the portion of the average daily net assets of the  Portfolio  not in excess of $20 million;  plus .50% of the portion of the net assets over $20 million but not in excess of $50 million.  When the net assets of the  Portfolio  exceed $50 million,  the fee is an annual rate of .50% of the average daily net assets of the Portfolio.

         Alliance  Capital  Management  L.P. for the AST  Alliance  Growth  Portfolio:  An annual rate equal to .40% of the combined average  daily net  assets of the  Portfolio  and the  series of  American  Skandia  Advisor  Funds,  Inc.  that is  managed  by the
Sub-advisor  and identified by the Sub-advisor and the Investment  Manager as being similar to the Portfolio.  Between  December 31,
1998 and April 30, 2000 the  Investment  Manager had engaged  OppenheimerFunds,  Inc. as  Sub-advisor  for the  Portfolio at a total
Sub-advisory  fee of .35% of the portion of the average daily net assets of the  Portfolio not in excess of $500 million;  plus .30%
of the  portion of the net assets  over $500  million  but not in excess of $1  billion;  plus .25% of the portion of the net assets over $1  billion.  Prior to  January  1,  1999,  the  Investment  Manager  had  engaged  Robertson,  Stephens  & Company  Investment
Management,  L.P. as Sub-advisor  for the  Portfolio,  at a total  Sub-advisory  fee of .60% of the portion of the average daily net assets of the Portfolio not in excess of $200 million; plus .50% of the portion of the net assets over $200 million.

         Massachusetts  Financial  Services  Company  for the AST MFS  Growth  Portfolio:  An  annual  rate  equal to the  following percentages  of the combined  average daily net assets of the Portfolio,  the AST MFS Growth with Income  Portfolio and the domestic equity series of American  Skandia Advisor Funds,  Inc. that is managed by Massachusetts  Financial  Services  Company:  .40% of the
portion of the  combined  average  daily net assets not in excess of $300  million;  plus .375% of the portion over $300 million but not in excess of $600  million;  plus .35% of the portion  over $600  million but not in excess of $900  million;  plus .325% of the portion over $900 million, but not over $1.5 billion; plus .25% of the portion in excess of $1.5 billion.

         Marsico  Capital  Management,  LLC for the AST Marsico  Capital  Growth  Portfolio:  An annual rate of 0.45% of the average daily net assets of the Portfolio.  Commencing March 1, 2001,  Marsico Capital  Management,  LLC has voluntarily agreed to waive the portion of its fee that exceeds the following  percentage  of the combined  average daily net assets of the Portfolio and the series of  American  Skandia  Advisor  Funds,  Inc.  that is managed by the  Sub-advisor  and  identified  by the  Investment  Manager  and
Sub-advisor  as being similar to the Portfolio:  .40% of the combined  average daily net assets of the  Portfolio.  The  Sub-advisor may terminate this voluntary agreement at any time.

         Janus  Capital  Management  LLC for the AST JanCap Growth  Portfolio:  An annual rate of .60% of the portion of the average daily net assets of the  Portfolio  not in excess of $100  million;  plus .55% of the portion over $100 million but not in excess of
$1 billion;  plus .50% of the portion over $1 billion.  Commencing  January 1, 2001,  Janus Capital  Management LLC, the Sub-advisor for the AST JanCap Growth  Portfolio,  has voluntarily  agreed to the following  revised fee schedule based on the combined  average daily net assets of the  Portfolio  and the ASMT Janus  Capital  Growth  Portfolio of American  Skandia  Master  Trust:  .50% of the
portion of the combined  average daily net assets not in excess of $500 million;  plus .45% of the portion over $500 million but not in excess of $1  billion;  plus .40% of the portion  over $1 billion  but not in excess of $5  billion;  plus .35% of the portion in excess of $5 billion.  The Sub-advisor may terminate this voluntary agreement at any time.

         Deutsche  Asset  Management,  Inc.  for the AST DeAM  Large-Cap  Value  Portfolio:  An annual  rate equal to the  following percentages of the combined  average daily net assets of the Portfolio and the series of American  Skandia Advisor Funds,  Inc. that is managed by the  Sub-advisor  and identified by the  Sub-advisor  and the  Investment  Manager as being similar to the Portfolio :
..20% of the portion of the  combined  average  daily net assets not in excess of $500  million;  plus .15% of the portion  over $500 million but not in excess of $1 billion;  plus .10% of the portion in excess of $1  billion.  Prior to May 1, 2002,  the  Investment
Manager had engaged  Janus  Capital  Management  LLC as  Sub-advisor  for the  Portfolio  (formerly  the AST Janus  Strategic  Value
Portfolio)  for an annual  rate of .55% of the  portion  of the  average  daily net  assets of the  Portfolio  not in excess of $100 million;  plus .50% of the portion of the net assets over $100 million but not in excess of $500  million;  plus .45% of the portion of the net assets  over $500  million  but not in excess of $2  billion;  plus .40% of the portion of the net assets over $2 billion but not in excess of $5  billion;  plus .375% of the  portion of the net assets  over $5 billion  but not in excess of $10  billion;
plus .35% of the portion of the net assets over $10 billion.

         Alliance Capital Management L.P. for the growth portion of the AST Alliance/Bernstein Growth + Value Portfolio: An annual rate equal to .40% of the combined average daily net assets of the Growth Portfolio of the Portfolio and the Growth Portfolio of
the series of American Skandia Advisor Funds, Inc. that is managed by the Sub-Adviser and identified by the Sub-Adviser and the
Investment Manager as being similar to the Portfolio (specifically, the Growth portion of the ASAF Alliance/Bernstein Growth +
Value Portfolio).

         Sanford C. Bernstein & Co., LLC for the value portion of the AST  Alliance/Bernstein  Growth + Value  Portfolio:  An annual rate equal to .40% of the combined  average daily net assets of the Value  Portfolio of the Portfolio and the Value Portfolio of the
series of American  Skandia  Advisor  Funds,  Inc. that is managed by the  Sub-Adviser  and  identified by the  Sub-Adviser  and the
Investment  Manager as being  similar to the Portfolio  (specifically,  the Value  portion of the ASAF  Alliance/Bernstein  Growth +
Value Fund)

         Sanford  C.  Bernstein  & Co.,  LLC for the AST  Sanford  Bernstein  Core  Value  Portfolio:  An annual  rate  equal to the following  percentages of the combined  average daily net assets of the Portfolio and the series of American  Skandia Advisor Funds,
Inc.  that is managed by the  Sub-Advisor  and  identified by the  Sub-advisor  and the  Investment  Manager as being similar to the
Portfolio:  .25% of the portion of the combined  average  daily net assets not in excess of $500  million;  plus .20% of the portion over $500 million.

         Cohen & Steers  Capital  Management,  Inc.  for the AST Cohen & Steers  Realty  Portfolio:  An  annual  rate of .60% of the portion of the average daily net assets of the  Portfolio not in excess of $100 million;  plus .40% of the portion of the net assets over $100  million  but not in excess of $250  million;  plus .30% of the portion of the net assets  over $250  million.  Commencing
January 1,2002,  Cohen & Steers Capital  Management,  Inc. has voluntarily agreed to waive a portion of its fee: .30% of the portion not in excess of $350 million,  .25% of the assets over $350 million.  The  Sub-advisor  may terminate this  voluntary  agreement at any time.

         Sanford C.  Bernstein & Co., LLC for the AST Sanford  Bernstein  Managed Index 500  Portfolio:  An annual rate equal to the following  percentages of the combined  average daily net assets of the Portfolio and the series of American  Skandia Advisor Funds,
Inc.  that is managed by the  Sub-advisor  and  identified by the  Sub-advisor  and the  Investment  Manager as being similar to the
Portfolio:  .1533% of the portion of the combined  average daily net assets not in excess of $300 million;  plus .10% of the portion of the net assets over $300 million.  Notwithstanding  the  foregoing,  the  following  annual rate will apply for each day that the combined  average  daily net assets are not in excess of $300 million:  .40% of the first $10 million of the combined  average daily net assets;  plus .30% of the next $40 million of the combined  average  daily net assets;  plus .20% of the next $50 million of the combined  average daily net assets;  plus .10% of the next $200 million of the combined  average  daily net assets.  Prior to May 1,
2000, the Investment  Manager had engaged Bankers Trust Company as Sub-advisor for the Portfolio at a total  Sub-advisory  fee equal to the following  percentages of the combined  average daily net assets of the Portfolio and the series of American  Skandia Advisor
Funds,  Inc. that is managed by the Sub-advisor  and identified by the  Sub-advisor  and the Investment  Manager as being similar to the  Portfolio:  .17% of the  portion of the  combined  average  daily net assets  not in excess of $300  million;  plus .13% of the portion of the net assets over $300 million but not in excess of $1 billion; plus .08% of the net assets over $1 billion.

         American  Century  Investment  Management,  Inc. for the AST American  Century  Income & Growth  Portfolio:  Because of the
large  amount of assets  being  sub-advised  for the  Investment  Manager by  American  Century  Investment  Management,  Inc.,  the
Investment Manager was able to negotiate a reduction to American  Century's  standard fee schedule.  Such reduced fee schedule is an annual rate of: .40% of the portion of the average daily net assets of the  Portfolio  not in excess of $100  million;  plus .35% of the portion of the net assets over $100 million but not in excess of $500  million;  plus .30% of the portion of the net assets over
$500 million.

         Alliance Capital  Management L.P. for the AST Alliance Growth and Income  Portfolio:  An annual rate equal to the following percentages of the combined  average daily net assets of the Portfolio and the series of American  Skandia Advisor Funds,  Inc. that is managed by the Sub-advisor and identified by the Sub-advisor and the Investment  Manager as being similar to the Portfolio:  .30%
of the portion of the combined  average  daily net assets not in excess of $1 billion;  plus .25% of the portion over $1 billion but not in excess of $1.5  billion;  plus .20% of the portion in excess of $1.5  billion.  Prior to May 1, 2000 the  Investment  Manager had engaged Lord,  Abbett & Co. as Sub-advisor for the Portfolio at a total  Sub-advisory  fee of .50% of the portion of the average daily net assets of the  Portfolio  not in excess of $200  million;  plus .40% of the portion over $200 million but not in excess of
$500  million;  plus .375% of the portion  over $500 million but not in excess of $700  million;  plus .35% of the portion over $700 million but not in excess of $900 million; plus .30% of the portion in excess of $900 million.

         Massachusetts  Financial  Services  Company  for the AST MFS Growth  with  Income  Portfolio:  An annual  rate equal to the following  percentages  of the combined  average daily net assets of the  Portfolio,  the AST MFS Growth  Portfolio and the domestic equity series of American  Skandia Advisor Funds,  Inc. that is managed by Massachusetts  Financial  Services  Company:  .40% of the
portion of the  combined  average  daily net assets not in excess of $300  million;  plus .375% of the portion over $300 million but not in excess of $600  million;  plus .35% of the portion  over $600  million but not in excess of $900  million;  plus .325% of the portion over $900 million but not over $1.5 billion; plus .25% of the portion in excess of $1.5 billion.

         INVESCO  Funds  Group,  Inc.  for the AST INVESCO  Equity  Income  Portfolio:  An annual rate of .50% of the portion of the average  daily net assets of the  Portfolio  not in excess of $25  million;  plus .45% of the  portion  of the net  assets  over $25 million but not in excess of $75  million;  plus .40% of the portion of the net assets in excess of $75 million but not in excess of
$100 million;  and .35% of the portion of the net assets over $100 million.  Commencing May 1, 2000,  INVESCO Funds Group,  Inc. has
voluntarily  agreed to waive a portion of its fee so that the following fee schedule based on the combined  average daily net assets of the Portfolio and the ASMT INVESCO Equity Income  Portfolio is in effect:  .35% of the portion of the combined  average daily net assets not in excess of $1  billion;  plus .30% of the  portion  over $1 billion.  The  Sub-advisor  may  terminate  this  voluntary agreement at any time.

         Deutsche  Asset  Management,  Inc.  for the AST DeAM Global  Allocation  Portfolio:  An annual rate equal to the  following percentages  of the average daily net assets of the Portfolio:  .25% of the portion of the combined  average daily net assets not in excess of $200  million;  plus .20% of the  portion in excess of $200  million.  Prior to May 1, 2002,  the  Investment  Manager had
engaged A I M Capital  Management,  Inc. as Sub-advisor  for the Portfolio  (formerly the AST AIM Balanced  Portfolio) for an annual rate of .45% of the  portion  of the  average  daily net  assets of the  Portfolio  not in excess of $75  million;  plus .40% of the portion of the  average  daily net assets of the  Portfolio  over $75 million  but not in excess of $150  million;  plus .35% of the portion of the  average  daily net assets of the  Portfolio  in excess of $150  million.  Commencing  March 31,  2001,  AIM  Capital
Management,  Inc. has  voluntarily  agreed to waive a portion of its fee so that the  following  fee  schedule  based on the average daily net assets of the  Portfolio is in effect:  .45% of the portion of the average  daily net assets not in excess of $75 million;
plus .40% of the portion over $75 million but not in excess of $150  million;  plus .35% of the portion over $150 million but not in excess of $500 million; plus .30% of the portion over $500 million.

         Deutsche Asset  Management,  Inc. for the AST DeAM Bond  Portfolio:  An annual rate of .05% of the average daily net assets of the Portfolio.

         American Century  Investment  Management,  Inc. for the AST American Century Strategic Balanced  Portfolio:  Because of the
large  amount of assets  being  sub-advised  for the  Investment  Manager by  American  Century  Investment  Management,  Inc.,  the
Investment Manager was able to negotiate a reduction to American  Century's  standard fee schedule.  Such reduced fee schedule is an annual  rate  equal to the  following  percentages  of the  combined  average  daily net assets of the  Portfolio  and the series of
American  Skandia  Advisor  Funds,  Inc. that is managed by the  Sub-advisor  and identified by the  Sub-advisor  and the Investment
Manager as being  similar to the  Portfolio:  .45% of the portion of the combined  average  daily net assets of the Portfolio not in excess of $50 million;  plus .40% of the portion over $50 million but not in excess of $100  million;  plus .35% of the portion over
$100 million but not in excess of $500 million; plus .30% of the portion over $500 million.

         T. Rowe Price  Associates,  Inc.  for the AST T. Rowe  Price  Asset  Allocation  Portfolio:  An annual  rate of .50% of the portion of the average  daily net assets of the  Portfolio  not in excess of $25 million;  plus .35% of the portion in excess of $25 million but not in excess of $50 million; and .25% of the portion in excess of $50 million.

         T. Rowe Price  International,  Inc. for the AST T. Rowe Price Global Bond Portfolio:  An annual rate of .40% of the average daily net assets of the Portfolio.

         Federated  Investment  Counseling for the AST Federated High Yield Portfolio:  An annual rate of .50% of the portion of the average  daily net assets of the  Portfolio  under $30 million;  plus .40% of the portion of the net assets equal to or in excess of
$30 million but under $50 million;  plus .30% of the portion  equal to or in excess of $50 million but under $75  million;  and .25%
of the portion equal to or in excess of $75 million.  Commencing January 1, 2001,  Federated  Investment  Counseling has voluntarily agreed to waive a portion of its fee so that the  following  fee  schedule  based on the  combined  average  daily net assets of the
Portfolio  and the series of  American  Skandia  Advisor  Funds,  Inc.  that is managed by the  Sub-advisor  and  identified  by the
Sub-advisor  and  Investment  Manager as being  similar to the Portfolio is in effect:  .25% of the portion of the combined  average daily net assets net assets not in excess of $200  million;  plus .20% of the  portion  over $200  million but not in excess of $500 million; plus .15% of the portion over $500 million.

         Lord,  Abbett & Co.  for the AST Lord  Abbett  Bond-Debenture  Portfolio:  An  annual  rate of .35% of the  portion  of the average daily net assets of the  Portfolio  not in excess of $1 billion;  plus .25% of the portion of the net assets over $1 billion but not in excess of $1.5 billion;  and .20% of the portion over $1.5 million.  Commencing  October 23, 2000, Lord, Abbett & Co. has
voluntarily  agreed to waive a portion of its fee equal to: .10% of the portion of the  Portfolio's  average daily net assets not in excess of $200  million,  .15% of the portion  over $200  million but not in excess of $1 billion,  and .05% of the portion  over $1 billion but not in excess of $1.5 billion.  The Sub-advisor may terminate this voluntary agreement at any time.

         Pacific  Investment  Management  Company LLC for the AST PIMCO Total Return Bond  Portfolio:  An annual rate of .30% of the average  daily net assets of the  Portfolio  not in excess of $150  million;  and .25% on the  portion  of the net assets  over $150 million.  Commencing  March 31, 2000,  the  Sub-advisor  has  voluntarily  agreed to waive a portion of its fee equal to .05% of the portion of the  Portfolio's  average daily net assets not in excess of $150 million.  The  Sub-advisor  may terminate this voluntary agreement at any time.

         Pacific  Investment  Management  Company LLC for the AST PIMCO Limited  Maturity Bond Portfolio:  An annual rate of .30% of the average daily net assets of the  Portfolio  not in excess of $150  million;  and .25% on the portion of the net assets over $150 million.  Commencing  March 31, 2000,  the  Sub-advisor  has  voluntarily  agreed to waive a portion of its fee equal to .05% of the portion of the  Portfolio's  average daily net assets not in excess of $150 million.  The  Sub-advisor  may terminate this voluntary agreement at any time.

         Wells  Capital  Management,  Incorporated  for the AST Money  Market  Portfolio:  An  annual  rate  equal to the  following percentages  of the combined  average  daily net assets of the  Portfolio  and the series of American  Skandia  Master Trust that is managed by the  Sub-Adviser  and is similar to the  Portfolio:  .07% of the portion of the combined  average daily net assets not in excess of $500 million;  plus .05% of the portion over $500 million but not in excess of $1.5  billion;  plus .04% of the portion in excess of $1.5 billion.  Prior to September 17, 2001, 2001, the Investment  Manager had engaged J.P. Morgan  Investment  Management,
Inc. as  Sub-advisor  for the  Portfolio at a total  Sub-advisory  fee of an annual rate equal to the following  percentages  of the combined  average daily net assets of the Portfolio and the series of American  Skandia Master Trust that is managed by J.P.  Morgan
Investment  Management,  Inc. and identified by it and ASISI as being similar to the Portfolio:  .09% of the portion of the combined average  daily net  assets not in excess of $500  million;  plus .06% of the  portion  over $500  million  but not in excess of $1.5 billion; plus .04% of the portion over $1.5 billion.

         Corporate Structure.  Several of the Sub-advisors are controlled by other parties as noted below:

         Pilgrim Baxter & Associates,  Ltd. is an indirect,  wholly-owned subsidiary of Old Mutual plc, a London based international financial services organization.

         Deutsche Asset Management, Inc. (DAMI") is a wholly owned indirect subsidiary of Deutsche Bank A.G.

         American Century Companies, Inc. is the parent of American Century Investment Management, Inc.

         Stilwell Financial, a publicly traded holding company with principal operations in financial asset management business, currently owns approximately 98% of the outstanding shares of Janus Capital Management LLC ("Janus").  Janus employees own the remaining shares.

         GAMCO  Investors,  Inc.  ("GAMCO") is a New York  corporation  organized in 1999 as  successor to the  investment  advisory business of a New York  corporation  of the same name that was  organized in 1978.  GAMCO is a  wholly-owned  subsidiary  of Gabelli
Asset Management Inc.  ("GAMI"),  a publicly held company listed on the New York Stock Exchange.  Mr. Mario J. Gabelli may be deemed a "controlling  person" of GAMCO on the basis of his controlling  interest in GAMI.  GAMCO has several  affiliates that also provide investment advisory services.

         T. Rowe Price Associates, Inc. is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly-traded holding company engaged in the financial services and asset management business.

         Alliance Capital Management  Corporation  ("ACMC"),  is an indirect  wholly-owned  subsidiary of AXA Financial,  Inc. ("AXA
Financial"),  is the general partner of Alliance Capital Management,  L.P. ("Alliance  Capital").  As of December 31, 2001, Alliance
Capital Management  Holding L.P.  ("Alliance  Holding") owned  approximately  30.1% of the outstanding units of limited  partnership interest in Alliance  Capital  ("Alliance  Units").  ACMC is the general  partner of Alliance  Holding,  whose equity  interests are traded on the New York Stock Exchange,  Inc.  ("NYSE") in the form of units  ("Alliance  Holding  Units").  As of December 31, 2001,
AXA Financial,  together with certain of its wholly-owned  subsidiaries,  including ACMC,  beneficially owned  approximately 2.1% of the outstanding  Alliance Holding Units and 51.7% of the outstanding  Alliance Units. AXA Financial,  a Delaware  corporation,  is a wholly-owned subsidiary of AXA, a French company.

         Massachusetts  Financial  Services  Company is a subsidiary of Sun Life of Canada (US) Financial  Services  Holdings,  Inc.
whose ultimate parent is Sun Life Assurance Co. of Canada.

         Lord,  Abbett & Co.  ("Lord  Abbett")  is a general  partnership  with the  following  partners,  all of whom are  actively involved in the management of Lord Abbett:  Stephen I. Allen,  Joan A.  Binstock,  Zane E. Brown,  Daniel E. Carper,  Robert S. Dow,
John E. Erard, Robert P. Fetch, Daria L. Foster, Robert I. Gerber, Paul A. Hilstad, W. Thomas Hudson,  Stephen J. McGruder,  Michael
B. McLaughlin, Robert G. Morris, Robert J. Noelke, R. Mark Pennington, Eli M. Salzmann and  Christopher Towle.

         All of the voting stock of Neuberger Berman  Management Inc. is owned by Neuberger Berman Inc., a  publicly-traded  company listed on the NYSE.

         Marsico Capital Management LLC is a wholly-owned indirect subsidiary of Bank of America Corporation.

         Martin Cohen and Robert H. Steers may be deemed  "controlling  persons" of Cohen & Steers Capital  Management,  Inc. on the basis of their ownership of Cohen & Steers' stock.

         Sanford C. Bernstein & Co., LLC is an indirect wholly owned subsidiary of Alliance.

         INVESCO Funds Group, Inc. is a subsidiary of AMVESCAP PLC.

         T. Rowe Price International, Inc. an indirect wholly owned subsidiary of T. Rowe Price Group, Inc.

         Federated Investment  Counseling,  organized as a Delaware business trust in 1989 is a wholly owned subsidiary of Federated
Investors.

         Pacific  Investment  Management  Company LLC ("PIMCO"),  a Delaware limited liability  company,  is a subsidiary of Allianz
Dresdner  Asset  Management of America L.P.,  formerly  PIMCO  Advisors L.P.  ("ADAM LP")..  Allianz AG  ("Allianz") is the indirect majority owner of ADAM LP. Allianz is a  European-based,  multinational  insurance and financial  services holding company.  Pacific
Life Insurance Company holds an indirect minority interest in ADAM LP.

         The Administrator  and Transfer and Shareholder  Servicing Agent:  PFPC Inc. (the  "Administrator"),  103 Bellevue Parkway,
Wilmington,  Delaware 19809, a Delaware  corporation that is an indirect  wholly-owned  subsidiary of PNC Financial Corp., serves as the  Administrator  and Transfer and Shareholder  Servicing Agent for the Trust.  Pursuant to a Trust Accounting and  Administration
Agreement  between the Trust and the  Administrator,  dated May 1, 1992 (the  "Administration  Agreement"),  the  Administrator  has
agreed to provide certain fund accounting and  administrative  services to the Trust,  including,  among other services,  accounting relating to the Trust and  investment  transactions  of the Trust;  computation of daily net asset values;  maintaining  the Trust's books of account;  assisting in monitoring,  in conjunction with the Investment Manager,  compliance with the Portfolios' investment objectives,  policies and restrictions;  providing office space and equipment necessary for the proper administration and accounting functions of the Trust;  monitoring  investment activity and income of the Trust for compliance with applicable tax laws;  preparing and filing Trust tax  returns;  preparing  financial  information  in  connection  with the  preparation  of the Trust's  annual and semi-annual  reports and making requisite  filings thereof;  preparing  schedules of Trust share activity for footnotes to financial statements;  furnishing financial  information  necessary for the completion of certain items to the Trust's registration  statement and necessary to prepare and file Rule 24f-2 notices;  providing an administrative  interface between the Investment Manager and the
Trust's  custodian;  creating and maintaining  all necessary  records in accordance with  applicable  laws,  rules and  regulations, including,  but not limited to,  those  records  required to be kept  pursuant to the 1940 Act;  and  performing  such other  duties related to the  administration  of the Trust as may be requested by the Board of Trustees of the Trust. The  Administrator  does not have any  responsibility or authority for the management of the assets of the Trust, the  determination of its investment  policies, or for any matter pertaining to the distribution of securities issued by the Trust.

         Under the terms of the  Administration  Agreement,  the  Administrator  shall not be liable  for any error of  judgment  or mistake  of law or for any loss or expense  suffered  by the  Trust,  in  connection  with the  matters to which the  Administration
Agreement relates,  except for a loss or expense resulting from willful  misfeasance,  bad faith, or gross negligence on its part in the  performance  of its duties or from reckless  disregard by it of its  obligations  and duties under the  Agreement.  Any person, even though also an officer,  director,  partner, employee or agent of the Administrator,  who may be or become an officer, Trustee, employee or agent of the Trust,  shall be deemed when rendering  services to the Trust or acting on any business of the Trust (other than services or business in connection with the  Administrator's  duties under the  Administration  Agreement) to be rendering such services to or acting solely for the Trust and not as an officer,  director,  partner, employee or agent or one under the control or direction of the Administrator even though paid by them.

         As compensation for the services and facilities  provided by the  Administrator  under the  Administration  Agreement,  the
Trust has agreed to pay to the  Administrator  the greater of certain  percentages of the average daily net assets of each Portfolio or certain  specified minimum annual amounts  calculated for each Portfolio.  Except for the AST Sanford Bernstein Managed Index 500
Portfolio,  the  percentages  of the average daily net assets are: (a) 0.10% of the first $200  million;  (b) 0.06% of the next $200 million;  (c) 0.0275% of the next $200 million;  (d) 0.02% of average daily net assets over $1 billion.  The percentages for the AST
Sanford  Bernstein  Managed Index 500 Portfolio  are: (a) 0.05% of the first $200 million;  (b) 0.03% of the next $200 million;  (c)
0.0275 of the next $200 million; (d) 0.02% of the next $400 million; and (e) 0.01% of average daily net assets over $1 billion.

         The  minimum  amount  is  $75,000  for each of the AST PBHG  Small-Cap  Growth  Portfolio,  the AST DeAM  Small-Cap  Growth
Portfolio,  the AST Goldman Sachs Small-Cap Value Portfolio,  the AST Gabelli  Small-Cap Value  Portfolio,  the AST Neuberger Berman
Mid-Cap Growth Portfolio,  the AST Neuberger Berman Mid-Cap Value Portfolio,  the AST T. Rowe Price Natural Resources Portfolio, the
AST Alliance Growth  Portfolio,  the AST Marsico Capital Growth Portfolio,  the AST JanCap Growth Portfolio,  the AST Cohen & Steers
Realty Portfolio,  the AST Sanford Bernstein  Managed Index 500 Portfolio,  the AST American Century Income & Growth Portfolio,  the
AST Lord Abbett Growth and Income  Portfolio,  the AST INVESCO Equity Income Portfolio,  the AST DeAM Global  Allocation  Portfolio,
the AST American Century Strategic  Balanced  Portfolio,  the AST T. Rowe Price Asset Allocation  Portfolio,  the AST Federated High
Yield Portfolio,  the AST PIMCO Total Return Bond Portfolio,  the AST PIMCO Limited Maturity Bond Portfolio and the AST Money Market
Portfolio.  The minimum amount is $100,000 for the AST DeAM  International  Equity Portfolio,  the AST Strong  International  Equity
Portfolio,  the AST Janus Overseas Growth  Portfolio,  the AST American Century  International  Growth Portfolio and the AST T. Rowe
Price  Global Bond  Portfolio.  For all of these  Portfolios,  monthly  fees have been  frozen at the amounts  paid for the month of
December 1999.  Monthly fees for the AST MFS Global Equity  Portfolio,  the AST MFS Growth  Portfolio and the MFS Growth with Income
Portfolio  have been frozen at levels  determined  under the  asset-based  fee schedule set forth above based on December 1999 asset levels,  without  regard to any  minimum  amounts.  The fees  payable  to the  Administrator  for those  Portfolios  that  commenced operations  during 2000 and 2001( the AST Federated  Aggressive Growth  Portfolio,  the AST Janus Mid-Cap Growth Portfolio,  the AST
Alger All-Cap Growth Portfolio,  the AST Gabelli All-Cap Value Portfolio,  the AST DeAM Large-Cap Value Portfolio,  and the AST Lord
Abbett  Bond-Debenture  Portfolio,  the AST  Alliance/Bernstein  Growth + Value  Portfolio and the AST Sanford  Bernstein Core Value
Portfolio) are not subject to any freeze and each such Portfolio  will pay the  Administrator  the greater of the asset based fee or a phased-in  minimum  amount equal to $34,375 for the first twelve  months of the  Portfolio's  operations.  The fees payable to the
Administrator  for those  Portfolios that have not commenced  operations prior to the date of this Statement (the AST DeAM Small-Cap
Value  Portfolio,  the AST DeAM Large-Cap  Growth  Portfolio and the AST DeAM Bond Portfolio) are not subject to any freeze and each such  Portfolio  will pay the  Administrator  the greater of the asset based fee or a phased-in  minimum amount equal to $34,375 for the first  twelve  months of the  Portfolio's  operations.  These fee  arrangements  will  remain in effect  until  such time as the aggregate  fee  resulting  from the  application  of revised fee  schedules  based on the combined  average daily net assets of each
Portfolio and the  corresponding  series of American Skandia Advisor Funds,  Inc. or American Skandia Master Trust would result in a lower fee, at which point the revised fee schedules will take effect.

         Reimbursable  "out-of-pocket"  expenses of the Administrator  include, but are not limited to, postage and mailing,  forms, envelopes,  checks,  toll-free lines (if requested by the Trust),  telephone,  hardware and telephone lines for remote terminals (if required  by the  Trust),  wire fees,  certificate  issuance  fees,  microfiche  and  microfilm,  telex,  federal  express,  outside independent pricing service charges, record  retention/storage and proxy solicitation,  mailing and tabulation expenses (if required by the Trust).  For the years ended December 31, 1999, 2000 and 2001, the Trust paid the  Administrator  $8,445,050,  $9,929,219 and
$10,876,193 respectively.  These amounts do not included out-of-pocket expenses for which the Administrator was reimbursed.

         The Administration  Agreement  provides that it will continue in effect from year to year. The Administration  Agreement is terminable,  without  penalty,  by the Board of  Trustees,  by vote of a majority  (as  defined in the 1940 Act) of the  outstanding voting securities,  or by the Administrator,  on not less than sixty days' notice. The Administration  Agreement shall automatically terminate upon its assignment by the Administrator without the prior written consent of the Trust,  provided,  however, that no such assignment shall release Administrator from its obligations under the Agreement.

BROKERAGE ALLOCATION:

         Subject to the  supervision of the Board of Trustees of the Trust,  decisions to buy and sell  securities for the Trust are made for each Portfolio by its Sub-advisor.  Generally,  the primary consideration in placing Portfolio securities transactions with broker-dealers  is to obtain,  and maintain the availability of, execution at the best net price available and in the most effective manner  possible.  Each  Sub-advisor  is  authorized to allocate the orders  placed by it on behalf of the  applicable  Portfolio to brokers who also provide  research or statistical  material,  or other services to the Portfolio or the  Sub-advisor  for the use of the applicable  Portfolio or the  Sub-advisor's  other  accounts.  Such  allocation  shall be in such amounts and proportions as the
Sub-advisor shall determine.  The Sub-advisor may consider sale of shares of the Portfolios or variable  insurance products that use the Portfolios as investment  vehicles,  or may consider or follow  recommendations  of the Investment  Manager that take such sales into account, as factors in the selection of brokers to effect portfolio  transactions for a Portfolio,  subject to the requirements of best net price  available and most  favorable  execution.  In this regard,  the  Investment  Manager has directed  certain of the
Sub-advisors to try to effect a portion of their Portfolios'  transactions  through  broker-dealers that give prominence to variable insurance  products using the Portfolios as investment  vehicles,  to the extent  consistent  with best net price available and most favorable execution.

         As noted above, a Sub-advisor may purchase new securities on behalf of the applicable Portfolio in an underwritten fixed price offering.  In these situations, the underwriter or selling group member may provide the Sub-advisor with research in addition to selling the securities (at the fixed public offering price).  Because the offerings are conducted at a fixed price, the ability to obtain research from a broker/dealer in this situation provides knowledge that may benefit the Portfolio without incurring additional costs.  These arrangements may not fall within the safe harbor of Section 28(e) of the Securities Exchange
Act of 1934 because the broker/dealer is considered to be acting in a principal capacity in underwritten transactions.  However, the NASD has adopted rules expressly permitting broker/dealers to provide bona fide research to advisors in connection with fixed price offerings under certain circumstances.  As a general matter, in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

         Subject to the rules  promulgated by the SEC, as well as other  regulatory  requirements,  a Sub-advisor  also may allocate orders to brokers or dealers  affiliated with the Sub-advisor or the Investment  Manager.  Such allocation  shall be in such amounts and proportions as the Sub-advisor  shall determine and the  Sub-advisor  will report on said  allocations  either to the Investment
Manager, which will report on such allocations to the Board of Trustees, or, if requested, directly to the Board of Trustees.

         In selecting a broker to execute each  particular  transaction,  each  Sub-advisor  will take the  following  factors among other factors into consideration:  the best net price available;  the reliability,  integrity and financial condition of the broker;
the size and  difficulty  in  executing  the order;  and the value of the  expected  contribution  of the  broker to the  investment performance of the Portfolio on a continuing  basis.  Accordingly,  the cost of the brokerage  commissions in any transaction may be greater  than that  available  from other  brokers if the  difference  is  reasonably  justified by other  aspects of the  brokerage services  offered.  Subject to such policies and  procedures  as the Board of Trustees may  determine,  a  Sub-advisor  shall not be deemed to have acted  unlawfully  or to have  breached  any duty solely by reason of its having  caused a Portfolio  to pay a broker that provides  research  services to the  Sub-advisor an amount of commission  for effecting an investment  transaction in excess of the amount of commission  another broker would have charged for effecting that  transaction,  if the Sub-advisor  determines in good faith that such  amount of  commission  was  reasonable  in relation to the value of the  research  service  provided by such broker viewed in terms of either that particular  transaction or the Sub-advisor's ongoing  responsibilities with respect to a Portfolio or its  managed  accounts  generally.  For the years ended  December  31,  1999,  2000 and 2001,  aggregate  brokerage  commissions  of
$24,608,079,  $25,389,537and  $48,618,098 respectively,  were paid in relation to brokerage transactions for the Trust. The increase in commissions paid corresponds roughly to the increase in the Trust's net assets during those periods.

         For the year ended  December 31, 2000,  1.82% of the total  brokerage  commissions  paid by this Portfolio were paid to the affiliated  brokers,  with  respect to  transactions  representing  2.61% of the  Portfolio's  total dollar  amount of  transactions involving  the  payment of  commissions.  For the year ended  December  31,  2001,  brokerage  commissions  were paid to  Prudential
Securities  Incorporated,  an affiliate  of GAMCO  Investors,  Inc. by the AST Gabelli  Small-Cap  Value  Portfolio in the amount of
$833,002.  For that period,  84.93% of the total brokerage  commissions  paid by this Portfolio were paid to the affiliated  broker, with respect to  transactions  representing  88.61% of the total amount of the  Portfolio's  transactions  involving  the payment of commissions.  Brokerage  commissions in the amounts of $35,545,  $37,579 and $265,587 were paid to Neuberger Berman Management Inc., by the AST Neuberger  Berman  Mid-Cap  Growth  Portfolio for the years ended  December 31, 1999,  December 31, 2000 and December 31,
2001,  respectively.  For the year ended December 31, 2001,  31.57% of the total brokerage  commissions  paid by this Portfolio were paid to  Neuberger  Berman,  LLC,  with  respect  to  transactions  representing  29.79%  of the  total  amount  of the  Portfolio's transactions  involving the payment of commissions.  Brokerage commissions in the amounts of $652,436,  $456,860 and $1,984,021 were paid to Neuberger  Berman  Management Inc., by the AST Neuberger Berman Mid-Cap Value Portfolio for the for the years ended December
31,  1999,  December  31, 2000 and  December 31,  2001,  respectively.  For the year ended  December  31, 2001,  37.98% of the total brokerage  commissions paid by this Portfolio were paid to Neuberger Berman,  LLC, with respect to transactions  representing 37.25%
of the total amount of the  Portfolio's  transactions  involving the payment of  commissions.  For the years ended December 31, 2000 and December 31, 2001,  brokerage  commissions  were paid to an affiliate of Fred Alger  Management,  Inc. by the AST Alger  All-Cap
Growth  Portfolio in the amount of $149,999 and  $969,295.  For the year ended  December  31,  2001,  49.33% of the total  brokerage commissions  paid by this Portfolio were paid to the affiliated  broker,  with respect to  transactions  representing  49.36% of the total  amount of the  Portfolio's  transactions  involving  the payment of  commissions.  For the years ended  December 31, 2000 and
December 31, 2001, brokerage commissions were paid to Prudential Securities Incorporated,  an affiliate of GAMCO Investors,  Inc. by the AST Gabelli All-Cap Value Portfolio in the amount of $20,790 and $324,864.  For the year ended December 31, 2001,  84.58% of the total brokerage  commissions paid by this Portfolio were paid to the affiliated  broker,  with respect to transactions  representing
86.49% of the total amount of the Portfolio's  transactions  involving the payment of commissions.  For the years ended December 31,
2000 and December 31, 2001,  brokerage  commissions  were paid to Banc of America  Securities,  LLC, an affiliate of Marsico Capital
Management,  LLC, by the AST Marsico Capital Growth  Portfolio in the amounts of $136,969 and $168,782.  For the year ended December
31, 2001,  6.73% of the total  brokerage  commissions  paid by this Portfolio were paid to the  affiliated  broker,  with respect to transactions  representing  6.21% of the Portfolio's total dollar amount of transactions  involving the payment of commissions.  For the year ended  December 31, 2001,  brokerage  commissions  were paid to an affiliate of Sanford C.  Bernstein & Co., LLC by the AST
Sanford  Bernstein  Managed  Index 500  Portfolio  in the  amount  of  $446,700.  For that  period,  41.07%  of the total  brokerage commissions  paid by this Portfolio were paid to the affiliated  broker,  with respect to  transactions  representing  40.57% of the total  amount of the  Portfolio's  transactions  involving  the payment of  commissions.  During the years ended  December 31, 1999,
December 31, 2000 and December 31, 2001,  brokerage  commissions  were paid to J.P. Morgan  Securities Inc. and other  affiliates of
American  Century  Investment  Management,  Inc. by the AST American  Century Income and Growth  Portfolio in the amounts of $5,455,
$8,653 and $3,440.  For the year ended December 31, 2001, 0.89% of the total brokerage  commissions paid by this Portfolio were paid to the affiliated  brokers,  with respect to transactions  representing  0.50% of the total amount of the  Portfolio's  transactions involving the payment of commissions.  For the year ended December 31, 2000,  brokerage  commissions  were paid to Donaldson  Lufkin
Jenrette  Securities  Corporation,  Inc., an affiliate of Alliance  Capital  Management,  L.P. by the AST Alliance Growth and Income
Portfolio in the amount of $4,758.  For that period,  0.10% of the total brokerage  commissions  paid by this Portfolio were paid to the  affiliated  broker,  with  respect to  transactions  representing  0.14% of the total  amount of the  Portfolio's  transactions involving  the payment of  commissions.  During the years  ended  December  31,  1999,  December  31, 2000 and  December  31,  2001,
brokerage  commissions  were paid to J.P. Morgan  Securities Inc. and other affiliates of American  Century  Investment  Management,
Inc. by the AST American Century Strategic  Balanced  Portfolio in the amount of $1,355,  $2,200 and $1,480,  respectively.  For the year ended December 31, 2001, 0.89% of the total brokerage  commissions paid by this Portfolio were paid to the affiliated  brokers, with  respect to  transactions  representing  0.50% of the total amount of the  Portfolio's  transactions  involving  the payment of commissions.  For the year ended December 31, 2001,  brokerage  commissions were paid to an affiliate of Sanford C. Bernstein & Co.,
LLC by the AST  Alliance/Bernstein  Growth + Value  Portfolio  in the  amount of  $76,664.  For that  period,  100.00%  of the total brokerage  commissions paid by this Portfolio were paid to the affiliated broker, with respect to transactions  representing 100.00%
of the total amount of the  Portfolio's  transactions  involving the payment of  commissions.  For the year ended December 31, 2001, brokerage  commissions  were paid to an affiliate of Fred Alger  Management,  Inc. by the AST MFS Growth  Portfolio,  (formerly  AST
Alger  Growth  Portfolio),  in the amount of  $334,259.  For the year  ended  December  31,  2001,  100.00%  of the total  brokerage commissions  paid by this Portfolio were paid to the affiliated  broker,  with respect to transactions  representing  100.00% of the total  amount of the  Portfolio's  transactions  involving  the payment of  commissions.  During the year ended  December  31, 2001, brokerage  commissions  were paid to J.P. Morgan  Securities Inc. and other affiliates of American  Century  Investment  Management,
Inc. by the AST American  Century  International  Growth  Portfolio in the amount of $61,013.  For the year ended December 31, 2001,
1.80% of the total brokerage  commissions paid by this Portfolio were paid to the affiliated  brokers,  with respect to transactions representing  1.42% of the total amount of the Portfolio's  transactions  involving the payment of  commissions.  For the year ended
December 31, 2001,  brokerage  commissions  were paid to  affiliated  brokers of DB Alex Brown,.  by the AST DeAM  Small-Cap  Growth
Portfolio,  (formerly AST Scudder Small-Cap Portfolio),  in the amount of $615,192.  For the year ended December 31, 2001, 37.74% of the  total  brokerage  commissions  paid by this  Portfolio  were  paid to the  affiliated  broker,  with  respect  to  transactions representing  54.55% of the total amount of the Portfolio's  transactions  involving the payment of commissions.  For the year ended
December 31, 2001,  brokerage  commissions  were paid to an affiliate  of Goldman,  Sachs & Co. by the AST Goldman  Sachs  Small-Cap
Portfolio,  in the amount of $62,286.  For the year ended December 31, 2001,  2.92% of the total brokerage  commissions paid by this
Portfolio  were  paid to the  affiliated  broker,  with  respect  to  transactions  representing  8.00% of the  total  amount of the
Portfolio's  transactions  involving the payment of commissions.  For the year ended December 31, 2001,  brokerage  commissions were paid to an affiliate of Sanford C.  Bernstein & Co. by the AST Sanford  Bernstein  Core Value  Portfolio,  in the amount of $73,730.
For the year ended  December 31, 2001, % of the total  brokerage  commissions  paid by this  Portfolio  were paid to the  affiliated broker,  with  respect to  transactions  representing  100.00% of the total amount of the  Portfolio's  transactions  involving  the payment of commissions.

         In addition,  as described  below under  "Distribution  Plan," certain  Portfolios  directed  brokerage  transactions  to a broker-dealer  acting as the clearing firm for the Trust's  Distributor,  which acted as introducing  broker in connection  with the transactions.  The table  below  reflects  the  commission  amounts  directed to such  clearing  firm for each such  Portfolio,  the percentage of the Portfolio's  total  commissions this represents,  and the percentage of the Portfolio's  total  transaction  value involving the payment of commissions that was directed in this manner.

------------------------------------------------------------- --------------- ------------------------ ------------------------
Portfolio Name                                                   Commissions     % of Total Portfolio   % of Dollar Amount of
                                                                                          Commissions  Portfolio Transactions
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST Strong  International Equity Portfolio                          $424,340                   16.72%                   13.29%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST Janus Overseas Growth Portfolio                                 $184,907                   11.23%                   12.62%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST PBHG Small-Cap Growth Portfolio                                 $131,132                   14.89%                   12.56%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST DeAM Small-Cap Growth Portfolio                                 $217,454                   13.34%                    9.51%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST Goldman Sachs Small-Cap Value Portfolio                         $254,784                   11.94%                   10.23%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST Gabelli Small-Cap Value Portfolio                                $18,840                    1.92%                    1.71%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST Janus Mid-Cap Growth Portfolio                                    64,793                   27.09%                   23.03%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST Neuberger Berman Mid-Cap Growth Portfolio                       $300,831                   35.76%                   36.20%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST Neuberger Berman Mid-Cap Value Portfolio                      $1,731,657                   33.15%                   34.23%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST Alger All-Cap Growth Portfolio                                  $777,615                   39.58%                   39.89%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST Gabelli All-Cap Value Portfolio                                  $14,605                    3.80%                    3.43%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST T. Rowe Price Natural Resources Portfolio                        $18,168                    9.59%                   13.76%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST Alliance Growth Portfolio                                       $182,441                   18.62%                   21.80%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST MFS Growth Portfolio                                             414,743                   12.19%                   10.06%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST Marsico Capital Growth Portfolio                                $353,733                   14.10%                   13.83%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST JanCap Growth Portfolio                                       $1,028,475                   42.30%                   37.64%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST DeAM Large-Cap Value Portfolio                                    27,247                   20.69%                   17.41%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST Sanford Bernstein Managed Index 500 Portfolio                   $163,289                   15.01%                   14.88%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST Alliance Growth and Income Portfolio                          $1,408,957                   29.61%                   33.35%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST MFS Growth with Income Portfolio                                  31,309                   14.86%                   13.59%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST Cohen & Steers Realty Portfolio                                  $26,412                    8.26%                    8.32%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST INVESCO Equity Income Portfolio                                 $135,468                   24.88%                   20.63%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST DeAM Global Allocation Portfolio                                $202,197                   47.49%                   49.42%
------------------------------------------------------------- --------------- ------------------------ ------------------------

ALLOCATION OF INVESTMENTS:

         The Sub-advisors have other advisory clients,  some of which have similar  investment  objectives to one or more Portfolios for which advisory  services are being provided.  In addition,  a Sub-advisor may be engaged to provide  advisory  services for more than one of the  Trust's  Portfolios.  There will be times when a  Sub-advisor  may  recommend  purchases  and/or  sales of the same securities for a Portfolio and such Sub-advisor's other clients.  In such  circumstances,  it will be the policy of each Sub-advisor to allocate  purchases and sales among a Portfolio and its other  clients,  including  other Trust  Portfolios for which it provides advisory  services,  in a manner which the Sub-advisor deems equitable,  taking into  consideration such factors as size of account, concentration  of  holdings,  investment  objectives,  tax status,  cash  availability,  purchase  costs,  holding  period and other pertinent factors relative to each account.

COMPUTATION OF NET ASSET VALUES:

         The Trust  determines  the net asset  values of a  Portfolio's  shares  at the close of the New York  Stock  Exchange  (the
"Exchange"),  currently  4:00 p.m.  Eastern  time, on each day that the Exchange is open for  business.  Currently,  the Exchange is closed on Saturdays and Sundays and on New Year's Day,  Martin Luther King,  Jr. Day,  Presidents'  Day, Good Friday,  Memorial Day,
Independence Day, Labor Day, Thanksgiving and Christmas.

         All  Portfolios  with the  exception  of the AST  Money  Market  Portfolio:  The net  asset  value  per share of all of the
Portfolios  with the exception of the AST Money Market  Portfolio is determined by dividing the market value of its securities as of the close of trading plus any cash or other assets  (including  dividends  and accrued  interest  receivable)  less all  liabilities
(including  accrued  expenses),  by the number of shares  outstanding.  Portfolio  securities,  including  open short  positions and options  written,  are  valued at the last sale price on the  securities  exchange  or  securities  market on which such  securities primarily  are  traded.  Securities  not  listed on an  exchange  or  securities  market,  or  securities  in which  there  were not transactions  on that day,  are valued at the  average of the most  recent  bid and asked  prices,  except in the case of open short positions  where the asked price is available.  Any  securities or other assets for which recent market  quotations  are not readily available  are  valued  at fair  market  value as  determined  in good  faith by or under  procedures  established  by the  Board of
Trustees.  Short-term  obligations  with sixty days or less  remaining to maturity are valued on an amortized  cost basis.  Expenses and fees,  including the investment  management  fees,  are accrued daily and taken into account for the purpose of determining  net asset value of shares.

         Generally,  trading in foreign securities,  as well as U.S. Government securities,  money market instruments and repurchase agreements,  is  substantially  completed  each  day at  various  times  prior to the  close of the  Exchange.  The  values  of such securities  used in computing the net asset value of the shares of a Portfolio  generally are  determined as of such earlier  times.
Foreign currency  exchange rates are also generally  determined prior to the close of the Exchange.  Occasionally,  events affecting the value of such  securities  and such  exchange  rates may occur  between the times at which they usually are  determined  and the close of the  Exchange.  If such  extraordinary  events  occur,  their  effects  may not be  reflected  in the net asset  value of a
Portfolio calculated as of the close of the Exchange on that day.

         Foreign  securities  are valued on the basis of  quotations  from the primary  market in which they are traded.  All assets and  liabilities  initially  expressed in foreign  currencies  will be converted  into U.S.  dollars at an exchange rate quoted by a major  bank that is a regular  participant  in the  foreign  exchange  market or on the basis of a pricing  service  that takes into account the quotes provided by a number of such major banks.

         AST Money Market  Portfolio:  For the AST Money Market  Portfolio,  all securities are valued by the amortized cost method.
The  amortized  cost method of  valuation  values a security at its cost at the time of purchase and  thereafter  assumes a constant amortization to maturity of any discount or premium,  regardless of the impact of fluctuating  interest rates on the market value of the  instrument.  The  purpose of this  method of  calculation  is to attempt to  maintain a constant  net asset  value per share of
$1.00.  No assurance can be given that this goal can be attained.  If a difference of more than 1/2 of 1% occurs  between  valuation based on the amortized  cost method and  valuation  based on market  value,  the Trustees  will take steps  necessary to reduce such deviation  or any unfair  results to  shareholders,  such as  changing  dividend  policy,  shortening  the  average  maturity of the investments  in the Portfolio or valuing  securities  on the basis of current  market prices if available or, if not, at fair market value.

SALE OF SHARES:

         The Trust has entered into separate  agreements  for the sale of shares with American  Skandia Life  Assurance  Corporation
("ASLAC") and Kemper Investors Life Insurance Company  ("Kemper"),  respectively.  Pursuant to these agreements,  the Trust will pay
ASLAC and Kemper for  printing  and  delivery  of certain  documents  to the  beneficial  owners of Trust  shares who are holders of variable  annuity  and  variable  life  insurance  policies  issued  by ASLAC  and  Kemper.  Such  documents  include  prospectuses, semi-annual  and annual reports and any proxy  materials.  The Trust will pay ASLAC 0.1%, on an annualized  basis,  of the net asset value of the shares legally owned by any separate  account of ASLAC,  and will pay Kemper 0.1%, on an annualized  basis,  of the net asset value of the shares  legally owned by the separate  accounts of Kemper named in the sales  agreement.  A complete  description of the manner by which the Trust's shares may be purchased and redeemed  appears in the Prospectus  under the heading  "Purchase and
Redemption of Shares."

         Distribution  Plan. The Trust has adopted a  Distribution  Plan (the  "Distribution  Plan") under Rule 12b-1 under the 1940
Act to permit American Skandia Marketing,  Inc. ("ASM"), an affiliate of the Investment  Manager,  to receive brokerage  commissions in connection  with purchases and sales of securities held by the  Portfolios,  and to use these  commissions to promote the sale of shares  of the  Portfolios.  Under  the  Distribution  Plan,  ASM  may  use  the  brokerage  commissions  received  to  pay  various distribution-related  expenses,  such as advertising,  printing of sales materials,  training sales personnel,  and paying marketing fees requested by  broker-dealers  who sell variable annuity  contracts and variable life insurance  policies the premiums for which are invested in Shares of the Trust ("variable  contracts").  ASM may receive  compensation  under the Distribution  Plan regardless of whether it actually uses such  compensation to pay  distribution  expenses.  However,  it is anticipated that amounts received by
ASM under the  Distribution  Plan will be used  entirely  to pay  distribution  expenses  and  administrative  expenses  relating to implementation  and operation of the  Distribution  Plan, and that ASM likely will not earn a profit directly from the  compensation received under the  Distribution  Plan.  During the year ended December 31, 2001, ASM received  $6,828,506 from the Portfolios under the Distribution Plan, all of which was used by ASM to provide compensation to broker-dealers.

         The  Distribution  Plan was  adopted by a majority  vote of the  Trustees  of the Trust,  including  at least a majority of
Trustees  who are not  "interested  persons"  of the  Portfolios  (as  defined  in the 1940  Act) and who do not have any  direct or indirect  financial  interest in the  operation  of the  Distribution  Plan,  cast in person at a meeting  called for the purpose of voting on the Plan.  In approving  the  Distribution  Plan,  the Trustees of the Trust  considered,  among other  factors,  that the
Distribution  Plan could  improve  ASM's  ability to  attract  new  investments  in the  Portfolios  by  enabling  it to  compensate broker-dealers  selling  variable  products  adequately and in the most  effective  manner,  and that the resulting  increase in the
Portfolios'  assets  should  enable the  Portfolios  to achieve  greater  economies  of scale and lower  their  per-share  operating expenses.  The Trustees of the Trust  believe that there is a reasonable  likelihood  that the  Distribution  Plan will benefit each
Portfolio  and its  current  and future  shareholders  in the manner  contemplated.  The  Distribution  Plan was also  approved by a majority of the outstanding voting securities of each Portfolio.

         The  Distribution  Plan,  pursuant to its terms,  remains in effect from year to year provided such continuance is approved annually by vote of the Trustees in the manner described above.  The Distribution  Plan may not be amended to materially  change the source of monies from which  distribution  expenses are paid under the Plan without  approval of the  shareholders of each Portfolio affected  thereby  entitled to vote thereon  under the 1940 Act,  and  material  amendments  to the  Distribution  Plan must also be approved by the Trustees of the Trust in the manner described above.  The Distribution  Plan may be terminated at any time,  without payment of a penalty,  by vote of the majority of the Trustees of the Trust who are not  interested  persons of a Portfolio and have no direct or indirect  financial  interest in the  operations  of the Plan,  or by a vote of a "majority of the  outstanding  voting securities"  (as defined in the 1940 Act) of each  Portfolio  affected  thereby  entitled to vote  thereon  under the 1940 Act.  The
Distribution Plan will automatically terminate in the event of its "assignment" (as defined in the 1940 Act).

         Under the terms of the  Distribution  Plan,  ASM provides to each  Portfolio,  for review by the  Trustees of the Trust,  a quarterly  written report of the amounts  received by ASM under the Plan, the amounts  expended under the Plan, and the purposes for which such  expenditures  were made. The Trustees of the Trust will review such  information on  compensation  and  expenditures  in considering the continued appropriateness of the Distribution Plan.

         The  distribution  expenses paid under the Distribution  Plan will be intended to result in the sale of variable  products, the assets  attributable to which may be invested in various Portfolios of the Trust. As a result,  brokerage  commissions  incurred by a Portfolio under the  Distribution  Plan may be used in a manner that promotes the sale of shares of other  Portfolios.  Certain
Portfolios of the Trust may not be available for new or additional  investments.  Distribution  expenses will be allocated among the
Portfolios on different bases (e.g.,  relative asset size and relative new sales of the  Portfolios)  depending on the nature of the expense and the manner in which the amount of such expense is determined.

DESCRIPTION OF SHARES OF THE TRUST:

         The amendment and  restatement  of the Trust's  Declaration  of Trust dated October 31, 1988,  which governs  certain Trust matters,  permits the Trust's Board of Trustees to issue multiple  classes of shares,  and within each class, an unlimited number of shares of beneficial  interest with a par value of $.001 per share.  Each share  entitles the holder to one vote for the election of
Trustees  and on all  other  matters  that are not  specific  to one class of  shares,  and to  participate  equally  in  dividends, distributions  of capital gains and net assets of each applicable  Portfolio.  Only  shareholders of shares of a specific  Portfolio may vote on matters  specific to that  Portfolio.  Shares of one class may not bear the same economic  relationship  to the Trust as shares of another  class.  In the event of  dissolution  or  liquidation,  holders of shares of a Portfolio  will  receive pro rata, subject  to the  rights  of  creditors,  the  proceeds  of the  sale of the  assets  held in such  Portfolio  less  the  liabilities attributable  to such Portfolio.  Shareholders  of a Portfolio will not be liable for the expenses,  obligations or debts of another
Portfolio.

         There are no preemptive or conversion  rights  applicable to any of the Trust's shares.  The Trust's  shares,  when issued, will be fully paid,  non-assessable  and  transferable.  The Trustees  may at any time create  additional  series of shares  without shareholder approval.

         Generally,  there will not be annual  meetings of  shareholders.  A Trustee may, in  accordance  with certain  rules of the
SEC, be removed  from office when the holders of record of not less than  two-thirds  of the  outstanding  shares  either  present a written  declaration to the Trust's custodian or vote in person or by proxy at a meeting called for this purpose.  In addition,  the
Trustees will promptly call a meeting of  shareholders  to remove a Trustee(s)  when requested to do so in writing by record holders of not less than 10% of the  outstanding  shares.  Finally,  the Trustees shall, in certain  circumstances,  give such  shareholders access to a list of the names and addresses of all other  shareholders or inform them of the number of shareholders  and the cost of mailing their request.

         Under  Massachusetts  law,  shareholders  could,  under certain  circumstances,  be held liable for the  obligations of the
Trust.  However,  the  Declaration of Trust disclaims  shareholder  liability for acts or obligations of the Trust and requires that notice of such  disclaimer  be given in each  agreement,  obligation  or  instrument  entered  into or  executed by the Trust or the
Trustees to all parties,  and each party  thereto must  expressly  waive all rights of action  directly  against  shareholders.  The
Declaration of Trust provides for  indemnification  out of the Trust's  property for all loss and expense of any  shareholder of the
Trust held liable on account of being or having been a  shareholder.  Thus,  the risk of a shareholder  incurring  financial loss on account of shareholder  liability is limited to  circumstances  in which the Trust would be unable to meet its  obligations  wherein the complaining party was held not to be bound by the disclaimer.

         The  Declaration  of Trust further  provides that the Trustees will have no personal  liability to any person in connection with the Trust property or affairs of the Trust except for that arising from his bad faith,  willful  misfeasance,  gross negligence or reckless  disregard of his duty to that person.  All persons must look solely to the Trust  property for  satisfaction  of claims of any nature arising in connection with the Trust's  affairs.  In general,  the  Declaration of Trust provides for  indemnification by the Trust of the Trustees  and  officers of the Trust except with respect to any matter as to which the Trustee or officer  acted in bad faith, or with willful misfeasance, gross negligence or reckless disregard of his duties.

UNDERWRITER:

         The Trust is presently used for funding  variable  annuities and variable life  insurance.  Pursuant to an exemptive  order of the SEC, the Trust may also sell its shares  directly to qualified  plans.  If the Trust does sell its shares to qualified  plans other than the profit  sharing plan  covering  employees of American  Skandia Life  Assurance  Corporation  and its  affiliates,  it intends to use American Skandia Marketing,  Incorporated  ("ASM,  Inc.") or another affiliated  broker-dealer as underwriter,  if so required by applicable  law. ASM, Inc. is registered  as a  broker-dealer  with the SEC and the National  Association  of Securities
Dealers.  It is an affiliate of American  Skandia Life  Assurance  Corporation  and the  Investment  Manager,  being a  wholly-owned subsidiary  of American  Skandia,  Incorporated.  As of the date of this  Statement,  ASM,  Inc. has not received  payments from the
Trust in connection with any brokerage or underwriting services provided to the Trust.

TAX MATTERS:

         This discussion of federal income tax consequences  applies to the  Participating  Insurance  Companies and qualified plans because  these  entities  are the  shareholders  of the Trust.  The Trust  intends to qualify as a regulated  investment  company by satisfying  the  requirements  under  Subchapter  M of the  Internal  Revenue  Code of 1986,  as  amended  (the  "Code"),  including requirements with respect to  diversification  of assets,  distribution of income and sources of income. It is the Trust's policy to distribute  to  shareholders  all of its  investment  income  (net of  expenses)  and any capital  gains (net of capital  losses) in accordance  with the  timing  requirements  imposed by the Code so that the Trust  will  satisfy  the  distribution  requirement  of
Subchapter M and not be subject to federal income taxes or the 4% excise tax.

         Distributions  by the Trust of its net investment  income and the excess,  if any, of its net short-term  capital gain over its net long-term  capital loss are taxable to shareholders as ordinary  income.  These  distributions  are treated as dividends for federal  income tax purposes,  but will qualify for the 70%  dividends-received  deduction for  corporate  shareholders  only to the extent  designated as  attributable  to dividends  received by the Trust in a notice from the Trust.  Distributions  by the Trust of the excess,  if any,  of its net  long-term  capital  gain over its net  short-term  capital  loss are  designated  as capital  gain dividends and are taxable to shareholders  as long-term  capital gains,  regardless of the length of time the  shareholder  held his shares.

         Portions of certain  Portfolio's  investment  income may be subject to foreign income taxes  withheld at source.  The Trust may elect to  "pass-through"  to the  shareholders of such Portfolios  these foreign taxes, in which event each  shareholder will be required  to  include  his pro rata  portion  thereof  in his  gross  income,  but will be able to  deduct or  (subject  to  various limitations) claim a foreign tax credit for such amount.

         Distributions  to shareholders  are treated in the same manner for federal income tax purposes  whether received in cash or reinvested in additional  shares of the Trust.  In general,  distributions  by the Trust are taken into account by the  shareholders in the year in which they are made.  However,  certain  distributions made during January will be treated as having been paid by the
Trust and received by the  shareholders  on December 31 of the  preceding  year. A statement  setting  forth the federal  income tax status of all  distributions  made or deemed made during the year,  including any amount of foreign taxes "passed  through," will be sent to  shareholders  promptly after the end of each year.  Notwithstanding  the foregoing,  distributions  by the Trust to certain
Qualified Plans may be exempt from federal income tax.

         Under Code Section 817(h),  a segregated  asset account upon which a variable  annuity  contract or variable life insurance policy is based must be  "adequately  diversified."  A segregated  asset account will be adequately  diversified if it satisfies one of two alternative tests set forth in Treasury regulations.  For purposes of these alternative  diversification  tests, a segregated asset account  investing in shares of a regulated  investment  company will be entitled to "look-through"  the regulated  investment company to its pro rata portion of the regulated  investment  company's assets,  provided the regulated investment company satisfies certain  conditions  relating to the  ownership of its shares.  The Trust intends to satisfy these  ownership  conditions.  Further, the Trust  intends  that each  Portfolio  separately  will be  adequately  diversified.  Accordingly,  a  segregated  asset  account investing  solely in shares of a Portfolio will be adequately  diversified,  and a segregated  asset account  investing in shares of one or more Trust Portfolios and shares of other adequately diversified funds generally will be adequately diversified.

         The foregoing  discussion of federal income tax  consequences is based on tax laws and regulations in effect on the date of this  Statement,  and is subject to change by  legislative  or  administrative  action.  A description  of other tax  considerations generally  affecting the Trust and its  shareholders  is found in the section of the  Prospectus  entitled "Tax Matters." No attempt is made to present a detailed  explanation  of the tax  treatment of the Trust or its  shareholders.  The  discussion  herein in the
Prospectus is not intended as a substitute for careful tax planning.

PERFORMANCE:

         The Portfolios may measure  performance in terms of total return,  which is calculated for any specified  period of time by assuming  the  purchase of shares of the  Portfolio at the net asset value at the  beginning  of the period.  Quotations  of average annual  return for a  Portfolio  will be  expressed  in terms of the  average  annual  compounded  rate of return of a  hypothetical investment  in such  Portfolio  over periods of 1, 5, and 10 years (up to the life of the  Portfolio)  and for such other periods as deemed  appropriate  by the  Investment  Manager.  These are the annual total rates of return that would  equate the initial  amount invested to the ending  redeemable  value.  These rates of return are calculated  pursuant to the following  formula:  P(1+T)n = ERV
(where P = a hypothetical  initial  payment of $1,000,  T = the average  annual total return,  n = the number of years and ERV = the ending  redeemable  value  of a  hypothetical  $1,000  payment  made  at the  beginning  of the  period).  Each  dividend  or  other distribution  paid by each  Portfolio  during  such  period  is  assumed  to have  been  reinvested  at the net  asset  value on the reinvestment  date.  The shares  then owned as a result of this  process are valued at the net asset value at the end of the period.
The  percentage  increase is determined by subtracting  the initial value of the  investment  from the ending value and dividing the remainder by the initial value.  All total return figures  reflect the deduction of a  proportional  share of Portfolio  expenses on an annual basis.

         Each  Portfolio's  cumulative  total return shows a Portfolio's  overall  dollar or percentage  change in value,  including changes in share price and assuming each Portfolio's  dividends and capital gains  distributions  are reinvested.  An average annual total return  reflects  the  hypothetical  annually  compounded  return that would have  produced  the same  cumulative  return if a
Portfolio's  performance  had been constant over the entire  period.  Because  average annual returns for more than one year tend to smooth  out  variations  in each  Portfolio's  return,  investors  should  recognize  that such  figures  are not the same as actual year-by-year  results.  To illustrate  the  components of overall  performance,  a Portfolio may separate its cumulative and average annual  returns  into income  results and capital  gains or losses.  The average  annual  total  return of each  Portfolio  that had commenced  operations as of June 30, 2001,  computed as of that date, is shown in the table below.  Such performance  information is historical and is not intended to indicate future  performance of the Portfolio.  The performance  information  does not reflect any charges  associated with the variable  insurance  contracts  through which Portfolio shares are purchased,  and would be lower if it did.

                                                                          Total Return
                                                                          ------------
                                                   Date
                                                Available                  Three Years  Five Years      Ten         Since
                                                 for Sale      One Year                                Years      Inception
---------------------------------------------- ------------- ------------- ------------ ----------- ------------ ------------

AST Strong Internat'l Equity Portfolio(1)        05/17/89      (22.75%)       (2.32%)       5.75%       7.40%        8.79%
AST Janus Overseas Growth Portfolio              01/02/97      (23.55%)        1.73%       N/A          N/A          7.76%
AST American Century Internat'l Growth           01/02/97      (27.27%)        0.27%       N/A          N/A          6.64%
Portfolio
AST DeAM International Equity Portfolio(2)       05/02/95      (32.21%)       (3.57%)       0.29%       N/A          2.56%
AST MFS Global Equity Portfolio                  10/18/99       (9.97%)        N/A         N/A          N/A         (3.59%)
AST PBHG Small-Cap Growth Portfolio(3)           01/04/94       (6.47%)        5.47%        5.18%       N/A         10.50%
AST DeAM Small-Cap Growth Portfolio(4)           01/04/99      (28.43%)        N/A         N/A          N/A         (4.11%)
AST Federated Aggressive Growth Portfolio*       10/23/00      (20.61%)        N/A         N/A          N/A        (23.93%)
AST    Goldman    Sachs    Small-Cap    Value    01/02/98        9.91%        16.98%       N/A          N/A         12.47%
Portfolio(5)
AST Gabelli Small-Cap Value Portfolio(6)         01/02/97        6.98%         9.45%       N/A          N/A          8.61%
AST Janus Mid-Cap Growth Portfolio*              05/01/00      (40.17%)        N/A         N/A          N/A        (42.49%)
AST Neuberger Berman Mid-Cap Growth              10/20/94      (25.79%)        1.08%        7.77%       N/A         10.84%
Portfolio(7)
AST Neuberger Berman Mid-Cap Value               05/04/93       (3.03%)        9.32%       10.04%       N/A          9.97%
Portfolio(8)
AST Alger All-Cap Growth Portfolio*              01/03/00      (16.67%)        N/A         N/A          N/A        (24.50%)
AST Gabelli All-Cap Value Portfolio*             10/23/00       (2.18%)        N/A         N/A          N/A         (1.09%)
AST T. Rowe Price Natural Resources Portfolio    05/02/95        0.70%        17.82%        8.32%       N/A         12.29%
AST Alliance Growth Portfolio(9)                 05/02/96      (14.72%)       (0.50%)       7.57%       N/A          8.45%
AST MFS Growth Portfolio                         10/18/99      (21.68%)        N/A         N/A          N/A         (8.25%)
AST Marsico Capital Growth Portfolio             12/22/97      (21.71%)        0.81%       N/A          N/A          9.76%
AST JanCap Growth Portfolio                      11/06/92      (31.67%)       (9.91%)       9.62%       N/A         13.37%
AST DeAM Large-Cap Value Portfolio(10)           10/23/00       (5.53%)        N/A         N/A          N/A         (5.88%)
AST   Alliance/Bernstein   Growth   +   Value    05/01/01        N/A           N/A         N/A          N/A          N/A
Portfolio*
AST Sanford Bernstein Core Value Portfolio*      05/01/01        N/A           N/A         N/A          N/A          N/A
AST Cohen & Steers Realty Portfolio              01/02/98        2.85%         9.89%       N/A          N/A          2.76%
AST Sanford Bernstein Managed Index 500          01/02/98      (10.01%)       (0.18%)      N/A          N/A          6.21%
Portfolio(11)
AST American Century Income & Growth             01/02/97       (8.44%)        0.16%       N/A          N/A          6.65%
Portfolio(12)
AST Alliance Growth and Income Portfolio(13)     05/01/92       (0.48%)        6.83%       11.19%       N/A         12.89%
AST MFS Growth with Income Portfolio             10/18/99      (15.46%)        N/A         N/A          N/A         (5.10%)
AST INVESCO Equity Income Portfolio              01/04/94       (8.59%)        2.28%        8.38%       N/A         10.50%
AST DeAM Global Allocation Portfolio(14)         05/04/93      (11.73%)        0.67%        6.37%       N/A          8.11%
AST American Century Strategic Balanced          01/02/97       (3.80%)        1.74%       N/A          N/A          7.70%
Portfolio
AST T. Rowe Price Asset Allocation Portfolio     01/04/94       (4.79%)        1.48%        7.93%       N/A          9.28%
AST T. Rowe Price Global Bond Portfolio(15)      05/03/94        2.66%        (2.15%)       0.75%       N/A          2.22%
AST Federated High Yield Portfolio               01/04/94        0.14%        (2.66%)       1.46%       N/A          4.44%
AST Lord Abbett Bond-Debenture Portfolio*        10/23/00        3.04%         N/A         N/A          N/A          3.84%
AST PIMCO Total Return Bond Portfolio            01/04/94        8.87%         6.31%        7.64%       N/A          7.11%
AST PIMCO Limited Maturity Bond Portfolio        05/02/95        7.97%         6.57%        6.57%       N/A          6.22%
* Returns for these Portfolios are not annualized.
(1) Prior to October 15, 1996,  Seligman  Henderson  Co. served as  Sub-advisor  to the  Portfolio.  From October 15, 1996 to May 3,
1999,  Putnam  Investment  Management,  Inc.  served as  Sub-advisor  to the  Portfolio.  From May 3, 1999 to December 10, 2001, AIM
Capital Management,  Inc. served as Sub-advisor to the Portfolio.  The performance  information provided in the above chart reflects that of the Portfolio for periods during part of which the Portfolio was sub-advised by the prior Sub-advisors.
(2) Prior to October 15, 1996,  Seligman Henderson Co. served as Sub-advisor to the Portfolio.  From October 15, 1996 to May 1, 2002
Founders Asset  Management,  LLC served as Sub-advisor to the Portfolio.  The  performance  information  provided in the above chart reflects that of the Portfolio for periods during part of which the Portfolio was sub-advised by the prior Sub-advisors.

(3) Prior to January 1, 1999,  Founders  Asset  Management  LLC served as  Sub-advisor  to the  Portfolio.  From  January 1, 1999 to
September 17, 2001, Janus Capital Management LLC served as Sub-advisor for the Portfolio.  The performance  information  provided in the above chart reflects that of the Portfolio for periods which the Portfolio was sub-advised by the prior Sub-advisors.
(4) Prior to December  10,  2001,  Zurich  Scudder  Investments,  Inc.  served as  Sub-advisor  to the  Portfolio.  The  performance information  provided  in the above  chart  reflects  that of the  Portfolio  for periods  during  part of which the  Portfolio  was sub-advised by the prior Sub-advisor.
(5) Prior to May 1, 2001,  Lord,  Abbett & Co., Inc. served as Sub-advisor to the Portfolio.  The performance  information  provided in the above chart  reflects  that of the Portfolio for periods  during part of which the  Portfolio  was  sub-advised  by the prior
Sub-advisor.
(6) Prior to October 23, 2000, T. Rowe Price Associates,  Inc. served as Sub-advisor to the Portfolio.  The performance  information provided in the above chart  reflects  that of the Portfolio for periods  during which the  Portfolio was  sub-advised  by the prior
Sub-advisor.
(7) Prior to May 1, 1998, Berger Associates,  Inc. served as Sub-advisor to the Portfolio.  The performance  information provided in the above  chart  reflects  that of the  Portfolio  for periods  during part of which the  Portfolio  was  sub-advised  by the prior
Sub-advisor.
(8) Prior to May 1, 1998,  Federated  Investment  Counseling  served as Sub-advisor to the Portfolio.  The  performance  information provided in the above chart  reflects that of the Portfolio for periods  during part of which the Portfolio was  sub-advised  by the prior Sub-advisor.
(9) Prior to December 31, 1998,  Robertson,  Stephens & Company  Investment  Management L.P. served as Sub-advisor to the Portfolio.
From  December  31,  1999 to April 30,  2000,  OppenheimerFunds,  Inc.  served as  Sub-advisor  to the  Portfolio.  The  performance information  provided  in the above  chart  reflects  that of the  Portfolio  for periods  during  part of which the  Portfolio  was sub-advised by the prior Sub-advisors.
(10) Prior to May 1, 2002,  Janus Capital  Management  LLC served as  Sub-advisor  to the  Portfolio.  The  performance  information provided in the above chart  reflects that of the Portfolio for periods  during part of which the Portfolio was  sub-advised  by the prior Sub-advisor.
(11) Prior to May 1, 2000,  Bankers Trust Company served as Sub-advisor to the Portfolio.  The performance  information  provided in the above  chart  reflects  that of the  Portfolio  for periods  during part of which the  Portfolio  was  sub-advised  by the prior
Sub-advisor.
(12) Prior to May 4, 1999, Putnam Investment Management,  Inc. served as Sub-advisor to the Portfolio.  The performance  information provided in the above chart  reflects that of the Portfolio for periods  during part of which the Portfolio was  sub-advised  by the prior Sub-advisor.
(13) Prior to May 1, 2000, Lord,  Abbett & Co., Inc. served as Sub-advisor to the Portfolio.  The performance  information  provided in the above chart  reflects  that of the Portfolio for periods  during part of which the  Portfolio  was  sub-advised  by the prior
Sub-advisor.
(14) Prior to October 15, 1996, Phoenix Investment  Counsel,  Inc. served as Sub-advisor to the Portfolio.  From October 15, 1996 to
May 3, 1999,  Putnam Investment  Management  served as Sub-advisor to the Portfolio.  From May 3, 1999 to May 1, 2002, A I M Capital
management,  Inc. served as Sub-advisor to the portfolio.  The performance  information provided in the above chart reflects that of the Portfolio for periods during part of which the Portfolio was sub-advised by the prior Sub-advisors.
(15) Prior to May 1, 1996,  Scudder,  Stevens & Clark,  Inc.  served as Sub-advisor to the Portfolio.  The  performance  information provided in the above chart  reflects that of the Portfolio for periods  during part of which the Portfolio was  sub-advised  by the prior Sub-advisor.

         The  Portfolios  may also  measure  performance  in terms of yield.  Each  Portfolio's  yield  shows the rate of income the
Portfolio  earns on its investments as a percentage of the Portfolio's  share price.  Quotations of a Portfolio's  yield (other than the AST Money Market  Portfolio) are based on the investment  income per share earned during a particular  30-day period  (including dividends,  if any, and interest),  less expenses accrued during the period ("net investment income"),  and are computed by dividing net investment income by the net asset value per share on the last day of the period, according to the following formula:

                                                      YIELD = 2[(a-b + 1)6 -1]
                                                                 ---
                                                                   cd

where:   a = dividend and interest income
         b = expenses accrued for the period
         c = average daily number of shares outstanding during the period that were entitled to receive dividends
         d = maximum net asset value per share on the last day of the period

         For the Portfolio's investments  denominated in foreign currencies,  income and expenses are calculated in their respective currencies and then converted to U.S.  dollars.  Yields are calculated  according to methods that are standardized for all stock and bond funds.  Because yield  calculation  methods differ from the method used for other accounting  purposes (for instance,  currency gains and losses are not reflected in the yield  calculation),  a Portfolio's  yield may not equal the income paid to  shareholders'
accounts or the income reported in the Portfolio's financial statements.

         The AST Money Market  Portfolio  yield refers to the income  generated by an investment  in the Portfolio  over a seven-day period  expressed as an annual  percentage  rate.  Such  Portfolio  also may calculate an effective  yield by  compounding  the base period  return over a one-year  period.  The  effective  yield will be slightly  higher  than the yield  because of the  compounding effect on this assumed reinvestment.

         The current yield and effective  yield  calculations  for shares of the AST Money Market  Portfolio are illustrated for the seven-day period ended December 31, 2001:

                                            Current Yield              Effective Yield
                                            -------------              ---------------
                                             1.67%                          1.68%

         Such  Portfolio's  total return is based on the overall dollar or percentage  change in value of a hypothetical  investment in the Portfolio  assuming dividend  distributions are reinvested.  Prior to September 17, 2001, J.P. Morgan Investment  Management,
Inc.  served as Sub-advisor  to the Portfolio.  The  performance  information  provided above reflects that of the Portfolio for the period during part of which in the Portfolio was sub-advised by the prior Sub-advisor.

         The  Portfolios  impose no sales or other  charges  that would  impact the total  return or yield  computations.  Portfolio performance  figures are based upon historical  results and are not intended to indicate future  performance.  The investment return and principal value of an investment in any of the Portfolios  will fluctuate so that an investor's  shares,  when redeemed,  may be worth more or less than their original cost.

         Yield and total returns quoted from the Portfolios include the effect of deducting each Portfolio's  expenses,  but may not include charges and expenses  attributable to any particular  insurance  product.  Because shares of the Portfolios may be purchased through variable  insurance  contracts,  the prospectus of the Participating  Insurance  Company  sponsoring such contract should be carefully  reviewed for information on relevant  charges and expenses.  Excluding these charges from quotations of each  Portfolio's performance  has the effect of increasing the  performance  quoted.  The effect of these charges should be considered when comparing a Portfolio's  performance to that of other mutual funds.  In advertising  and sales  literature,  these figures will be accompanied by figures that reflect the applicable contract charges.

         From time to time in advertisements or sales material,  the Portfolios (or Participating  Insurance  Companies) may discuss their  performance  ratings or other  information as published by recognized  mutual fund  statistical or rating  services,  such as
Lipper Analytical Services,  Inc.,  Morningstar or by publications of general interest,  such as Forbes or Money. The Portfolios may
                                                                                                 ------    -----
also compare their performance to that of other selected mutual funds,  mutual fund averages or recognized stock market  indicators, including the Standard & Poor's 500 Stock Index,  the Standard & Poor Midcap Index, the Dow Jones  Industrial  Average,  the Russell
2000 and the NASDAQ  composite.  In addition,  the Portfolios may compare their total return or yield to the yield on U.S.  Treasury obligations  and to the percentage  change in the Consumer  Price Index.  Each of the AST Janus Overseas  Growth  Portfolio,  AST T.
Rowe Price Global Bond Portfolio,  AST DeAM International  Equity Portfolio,  AST American Century  International  Growth Portfolio,
and AST Strong  International  Equity Portfolio may compare its performance to the record of global market indicators such as Morgan
Stanley Capital  International  Europe,  Australia,  Far East Index (EAFE Index),  an unmanaged index of foreign common stock prices translated into U.S.  dollars.  Such  performance  ratings or comparisons may be made with funds that may have different  investment restrictions,  objectives,  policies or techniques than the Portfolios and such other funds or market indicators may be comprised of securities that differ significantly from the Portfolios' investments.

CUSTODIAN:

         The  custodian  for all cash and  securities  holdings  of the AST DeAM  International  Equity  Portfolio,  the AST  Strong
International Equity Portfolio,  AST Janus Overseas Growth Portfolio,  AST American Century International Growth Portfolio,  AST MFS
Global  Equity  Portfolio and AST T. Rowe Price Global Bond  Portfolio is JP Morgan Chase Bank, 4 MetroTech  Center,  Brooklyn,  New
York 11245.  The custodian for all cash and  securities  holdings of the other  Portfolios is PFPC Trust Company,  Airport  Business
Center,  International  Court 2, 200 Stevens Drive,  Philadelphia,  Pennsylvania  19113. For these  Portfolios,  The Chase Manhattan
Bank will serve as co-custodian with respect to foreign securities holdings.

OTHER INFORMATION:

         Principal  Holders:  As of April 15, 2002,  more than 99% of each  Portfolio  was owned of record by American  Skandia Life
Assurance  Corporation  ("ASLAC") on behalf of the owners of variable  insurance products issued by ASLAC. As of April 15, 2002, the amount of shares of the Trust owned by the ten persons who were the  officers  and  directors  of the Trust at that time and who are shown as such in the section of this  Statement  entitled  "Management,"  was less than one percent of the shares.  To the knowledge of the Trust, no person owned beneficially more than 5% of any class of the Trust's outstanding shares as of April 15, 2002.

         The  Participating  Insurance  Companies  are not  obligated  to  continue to invest in shares of any  Portfolio  under all circumstances.  Variable  annuity and variable life insurance  policy holders should refer to the prospectuses for such products for a description of the circumstances in which such a change might occur.

         Reports to Holders:  Holders of variable  annuity  contracts or variable life insurance  policies  issued by  Participating
Insurance  Companies  for which  shares of the Trust are the  investment  vehicle  will  receive  from the  Participating  Insurance
Companies,  unaudited  semi-annual  financial  statements and audited  year-end  financial  statements.  Participants in the Skandia
Qualified Plan may request such  information  from the plan's  trustees.  Each report will show the  investments  owned by the Trust and the market values of the investments and will provide other information about the Trust and its operations.

FINANCIAL STATEMENTS:

         The Trust's  audited  financial  statements  for the year ended  December 31, 2001 are  incorporated  in this  Statement of
Additional  Information by reference to the Annual Report to  Shareholders  for each  Portfolio.  The audited  financial  statements contained in the Annual Report to Shareholders  have been audited by Deloitte & Touche,  LLP,  independent  accountants as stated in their  reports,  which also are  incorporated  by reference in this  Statement of Additional  Information.  You may obtain,  without charge,  a copy of any or all the documents  incorporated by reference in this  Statement,  including any exhibits to such documents which have been  specifically  incorporated  by  reference.  We send such  documents  upon receipt of your written or oral  request.
Please address your request to American Skandia Trust, P.O. Box 883, Shelton, Connecticut, 06484 or call (203) 926-1888.

                                                             APPENDIX:

                                           Description of Certain Debt Securities Ratings
                                           ----------------------------------------------

Moody's Investors Service, Inc. ("Moody's")

         Aaa -- Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest  degree of investment  risk and are generally  referred to as "gilt edge." Interest  payments are protected by a large, or  exceptionally  stable,  margin,  and principal  is secure.  While the various  protective  elements  are likely to change,  such  changes as can be  visualized  are most unlikely to impair the fundamentally strong position of such issues.

         Aa -- Bonds  which are  rated Aa are  judged to be of high  quality  by all  standards.  Together  with the Aaa group  they comprise what are generally  known as high grade bonds.  They are rated lower than the best bonds because  margins of protection may not be as large as in Aaa  securities  or  fluctuation  of  protective  elements  may be of greater  amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

         A -- Bonds which are rated A possess many favorable  investment  attributes and are to be considered as  upper-medium-grade obligations.  Factors giving security to principal and interest are considered  adequate,  but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa -- Bonds which are rated Baa are considered as medium grade  obligations  (i.e.,  they are neither highly protected nor poorly secured).  Interest payments and principal  security appear adequate for the present but certain  protective  elements may be lacking  or may  be  characteristically  unreliable  over  any  great  length  of  time.  Such  bonds  lack  outstanding  investment characteristics and in fact have speculative characteristics as well.

         Ba -- Bonds  which  are rated Ba are  judged to have  speculative  elements;  their  future  cannot be  considered  as well assured.  Often the  protection of interest and  principal  payments may be very  moderate and thereby not well  safeguarded  during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

         B -- Bonds  which are rated B  generally  lack  characteristics  of a  desirable  investment.  Assurance  of  interest  and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa -- Bonds which are rated Caa are of poor  standing.  Such issues may be in default or there may be present  elements of danger with respect to principal or interest.

         Ca -- Bonds which are rated Ca represent  obligations  which are  speculative  in a high  degree.  Such issues are often in default or have other marked shortcomings.

         C -- Bonds which are rated C are the lowest  rated  class of bonds and issues so rated can be regarded as having  extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Corporation ("Standard & Poor's")

         AAA -- Debt rated AAA has the highest rating  assigned by Standard & Poor's.  Capacity to pay interest and repay  principal is extremely strong.

         AA -- Debt rated AA has a strong  capacity to pay interest and repay  principal,  and differs from the highest rated issues only in a small degree.

         A -- Debt rated A has a strong capacity to pay interest and repay  principal,  although it is somewhat more  susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB - Debt rated BBB is  regarded  as having an  adequate  capacity  to pay  interest  and repay  principal.  Whereas  they normally exhibit adequate protection  parameters,  adverse economic conditions or changing  circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB, B, CCC, CC, C -- Debt rated BB, B, CCC, CC and C is regarded as having predominantly  speculative  characteristics with respect to capacity to pay interest and repay  principal.  BB indicates  the least degree of  speculation  and C the highest.  While such debt will likely have some quality and protective  characteristics,  these are outweighed by large  uncertainties of major risk exposures to adverse conditions.

         BB -- Debt rated BB has less near-term  vulnerability to default than other  speculative  issues.  However,  it faces major ongoing  uncertainties or exposure to adverse business,  financial,  or economic  conditions which could lead to inadequate capacity to meet timely  interest and principal  payments.  The BB rating is also used for debt  subordinated to senior debt that is assigned an actual or implied BBB rating.

         B -- Debt rated B has a greater  vulnerability  to default but  currently  has the capacity to meet  interest  payments and principal  repayments.  Adverse  business,  financial,  or economic  conditions  will likely impair  capacity or  willingness to pay interest and repay  principal.  The B rating  category is also used for debt  subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

         CCC -- Debt rated CCC has a currently  identifiable  vulnerability  to default,  and is dependent upon favorable  business, financial,  and  economic  conditions  to meet timely  payment of  interest  and  repayment  of  principal.  In the event of adverse business,  economic or financial  conditions,  it is not likely to have the capacity to pay  interest and repay  principal.  The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

         CC -- The rating CC  typically  is applied to debt  subordinated  to senior  debt that is assigned an actual or implied CCC rating.

         C -- The C rating may be used to cover a situation where a bankruptcy  petition has been filed,  but debt service  payments are continued.

         CI -- The rating CI is reserved for income bonds on which no interest is being paid.

         D -- Debt rated D is in payment  default.  The D rating category is used when interest  payments or principal  payments are not made on the date due,  even if the  applicable  grace  period  has not  expired,  unless  Standard & Poor's  believes  that such payments  will be made  during such grace  period.  The D rating  also will be used upon the filing of  bankruptcy  petition if debt service payments are jeopardized.

         Plus (+) or minus (-) -- Ratings  from AA to CCC may be modified by the  addition of a plus of minus sign to show  relative standing within the major rating categories.

                                          Description of Certain Commercial Paper Ratings
                                          -----------------------------------------------

Moody's

         Prime-1 -- Issuers rated Prime-1 (or supporting  institutions)  have a superior ability for repayment of senior  short-term debt  obligations.  Prime-1  repayment  ability will often be evidenced by many of the  following  characteristics:  leading  market positions in  well-established  industries;  high rates of return on funds  employed;  conservative  capitalization  structures with moderate  reliance on debt and ample  asset  protection;  broad  margins in earnings  coverage of fixed  financial  charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

         Prime-2 -- Issuers  rated  Prime-2 (or related  supporting  institutions)  have a strong  ability for  repayment  of senior short-term debt  obligations.  This will normally be evidenced by many of the  characteristics  cited above, but to a lesser degree.
Earnings trends and coverage ratios,  while sound,  may be more subject to variation.  Capitalization  characteristics,  while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

         Prime-3 -- Issuers rated Prime-3 (or related  supporting  institutions)  have an acceptable ability for repayment of senior short-term debt obligations.  The effect of industry  characteristics  and market  compositions may be more pronounced.  Variability in earnings and  profitability  may result in changes in the level of debt protection  measurements and may require  relatively high financial leverage.  Adequate alternate liquidity is maintained.

         Not Prime - Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor's

         A-1 -- This  highest  category  indicates  that the  degree of safety  regarding  time  payment  is  strong.  Those  issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation.

         A-2 -- Capacity for timely  payment on issues with this  designation  is  satisfactory.  However,  the  relative  degree of safety is not as high as for issues designated "A-1".

         A-3 -- Issues carrying this designation have adequate capacity for timely payment.  They are,  however,  more vulnerable to the adverse effects of the changes in circumstances than obligations carrying the higher designations.

         B -- Issues rated B are regarded as having only speculative capacity for timely payment.

         C -- This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

         D - Debt rated D is in payment  default.  The D rating  category is used when interest  payments or principal  payments are not made on the date due,  even if the  applicable  grace  period  has not  expired,  unless  Standard & Poor's  believes  that such payments will be made during such grace period.

PART C.      OTHER INFORMATION
------------------------------

ITEM 23.          Exhibits
                  --------

         xii      (a).     (1)      Amended and Restated Declaration of Trust of Registrant.

         xv       (b).     By-laws of Registrant.

         vi       (c).     Articles III and VI of the Registrant's Declaration of Trust and Article 11 of the Registrant's By-laws.

         vi       (d).     (1)      Investment   Management   Agreement  between   Registrant  and  American  Skandia  Life  Investment
                                    Management, Inc. for the AST JanCap Growth Portfolio.

         xxi               (2)      Investment   Management   Agreement  between   Registrant  and  American  Skandia  Life  Investment
                                    Management, Inc. for the AST Money Market Portfolio.

         vi                (3)      Investment   Management   Agreement  between   Registrant  and  American  Skandia  Life  Investment
                                    Management, Inc. for the AST Federated High Yield Portfolio.

         vi                (4)      Investment   Management   Agreement  between   Registrant  and  American  Skandia  Life  Investment
                                    Management, Inc. for the AST T. Rowe Price Asset Allocation Portfolio.

         i                 (5)      Investment   Management   Agreement  between   Registrant  and  American  Skandia  Life  Investment
                                    Management, Inc. for the AST INVESCO Equity Income Portfolio.

         vi                (6)      Investment   Management   Agreement  between   Registrant  and  American  Skandia  Life  Investment
                                    Management, Inc. for the AST PIMCO Total Return Bond Portfolio.

         vi                (7)      Investment   Management   Agreement  between   Registrant  and  American  Skandia  Life  Investment
                                    Management, Inc. for AST T. Rowe Price Natural Resources Portfolio.

         vi                (8)      Investment   Management   Agreement  between   Registrant  and  American  Skandia  Life  Investment
                                    Management, Inc. for AST PIMCO Limited Maturity Bond Portfolio.

         i                 (9)      Investment  Management  Agreement  between  Registrant and American  Skandia  Investment  Services,
                                    Incorporated for the AST T. Rowe Price International Bond Portfolio.

         ii                (10)     Investment  Management  Agreement  between  Registrant and American  Skandia  Investment  Services,
                                    Incorporated for the AST Janus Overseas Growth Portfolio.

                           (11)     Investment  Management  Agreement  between  Registrant and American  Skandia  Investment  Services,
                                    Incorporated for the AST DeAM International Equity Portfolio.

         ii                (12)     Investment  Management  Agreement  between  Registrant and American  Skandia  Investment  Services,
                                    Incorporated for the AST American Century International Growth Portfolio.

         ii                (13)     Investment  Management  Agreement  between  Registrant and American  Skandia  Investment  Services,
                                    Incorporated for the AST American Century Strategic Balanced Portfolio.

         x                 (14)     Investment  Management  Agreement  between  Registrant and American  Skandia  Investment  Services,
                                    Incorporated for the AST American Century Income & Growth Portfolio.

         xxiii             (15)     Investment  Management  Agreement  between  Registrant and American  Skandia  Investment  Services,
                                    Incorporated for the AST Strong International Equity Portfolio.

                           (16)     Investment  Management  Agreement  between  Registrant and American  Skandia  Investment  Services,
                                    Incorporated for the AST DeAM Global Allocation Portfolio.

         xix               (17)     Investment  Management  Agreement  between  Registrant and American  Skandia  Investment  Services,
                                    Incorporated for the AST Goldman Sachs Small-Cap Value Portfolio.

         v                 (18)     Investment  Management  Agreement  between  Registrant and American  Skandia  Investment  Services,
                                    Incorporated for the AST Cohen & Steers Realty Portfolio.

         v                 (19)     Investment  Management  Agreement  between  Registrant and American  Skandia  Investment  Services,
                                    Incorporated for the AST Marsico Capital Growth Portfolio.

         vii               (20)     Investment  Management  Agreement  between  Registrant and American  Skandia  Investment  Services,
                                    Incorporated for the AST Neuberger Berman Mid-Cap Value Portfolio.

         vii               (21)     Investment  Management  Agreement  between  Registrant and American  Skandia  Investment  Services,
                                    Incorporated for the AST Neuberger Berman Mid-Cap Growth Portfolio.

         xx                (22)     Investment  Management  Agreement  between  Registrant and American  Skandia  Investment  Services,
                                    Incorporated for the AST PBHG Small-Cap Growth Portfolio.

         xxiii             (23)     Investment  Management  Agreement  between  Registrant and American  Skandia  Investment  Services,
                                    Incorporated for the AST DeAM Small-Cap Growth Portfolio.

         xii               (24)     Investment  Management  Agreement  between  Registrant and American  Skandia  Investment  Services,
                                    Incorporated for the AST MFS Global Equity Portfolio.

         xii               (25)     Investment  Management  Agreement  between  Registrant and American  Skandia  Investment  Services,
                                    Incorporated for the AST MFS Growth Portfolio.

         xii               (26)     Investment  Management  Agreement  between  Registrant and American  Skandia  Investment  Services,
                                    Incorporated for the AST MFS Growth with Income Portfolio.

         xiii              (27)     Investment  Management  Agreement  between  Registrant and American  Skandia  Investment  Services,
                                    Incorporated for the AST Alger All-Cap Growth Portfolio.

         xv                (28)     Investment  Management  Agreement  between  Registrant and American  Skandia  Investment  Services,
                                    Incorporated for the AST Janus Mid-Cap Growth Portfolio.

         xv                (29)     Investment  Management  Agreement  between  Registrant and American  Skandia  Investment  Services,
                                    Incorporated for the AST Alliance Growth Portfolio.

         xv                (30)     Investment  Management  Agreement  between  Registrant and American  Skandia  Investment  Services,
                                    Incorporated for the AST Sanford Bernstein Managed Index 500 Portfolio.

         xv                (31)     Investment  Management  Agreement  between  Registrant and American  Skandia  Investment  Services,
                                    Incorporated for the AST Alliance Growth and Income Portfolio.

         xvii              (32)     Investment  Management  Agreement  between  Registrant and American  Skandia  Investment  Services,
                                    Incorporated for the AST Federated Aggressive Growth Portfolio.

         xvii              (33)     Investment  Management  Agreement  between  Registrant and American  Skandia  Investment  Services,
                                    Incorporated for the AST Gabelli Small-Cap Value Portfolio.

         xvii              (34)     Investment  Management  Agreement  between  Registrant and American  Skandia  Investment  Services,
                                    Incorporated for the AST Gabelli All-Cap Value Portfolio.

                           (35)     Investment  Management  Agreement  between  Registrant and American  Skandia  Investment  Services,
                                    Incorporated for the AST DeAM Large-Cap Value Portfolio.

         xvii              (36)     Investment  Management  Agreement  between  Registrant and American  Skandia  Investment  Services,
                                    Incorporated for the AST Lord Abbett Bond-Debenture Portfolio.

         xix               (37)     Investment  Management  Agreement  between  Registrant and American  Skandia  Investment  Services,
                                    Incorporated for the AST Alliance/Bernstein Growth + Value Portfolio.

         xix               (38)     Investment  Management  Agreement  between  Registrant and American  Skandia  Investment  Services,
                                    Incorporated for the AST Sanford Bernstein Core Value Portfolio.

         xxiv              (39)     Investment  Management  Agreement  between  Registrant and American  Skandia  Investment  Services,
                                    Incorporated for the AST DeAM Small-Cap Value Portfolio.

         xxiv              (40)     Investment  Management  Agreement  between  Registrant and American  Skandia  Investment  Services,
                                    Incorporated for the AST DeAM Large-Cap Growth Portfolio.

                           (41)     Investment  Management  Agreement  between  Registrant and American  Skandia  Investment  Services,
                                    Incorporated for the AST DeAM Bond Portfolio.

                           (42)     Sub-advisory Agreement between American Skandia Life Investment Management,  Inc. and Janus Capital
                                    Management LLC for the AST JanCap Growth Portfolio.

         xxi               (43)     Sub-advisory  Agreement  between  American  Skandia  Investment  Services,  Inc.  and  Wells  Fargo
                                    Investment Management, Incorporated for the AST Money Market Portfolio.

         vi                (44)     Sub-advisory Agreement between American Skandia Investment Services,  Inc. and Federated Investment
                                    Counseling for the AST Federated High Yield Portfolio.

         vii               (45)     Sub-advisory  Agreement  between  American  Skandia  Investment  Services,  Inc.  and T. Rowe Price
                                    Associates, Inc. for the AST T. Rowe Price Asset Allocation Portfolio.

         xvi               (46)     Sub-advisory  Agreement between American Skandia  Investment  Services Inc. and Pacific  Investment
                                    Management Company for the AST PIMCO Total Return Bond Portfolio.

         vi                (47)     Sub-advisory  Agreement  between  American  Skandia  Investment  Services,  Inc.  and T. Rowe Price
                                    Associates, Inc. for the AST T. Rowe Price Natural Resources Portfolio.

         xvi               (48)     Sub-advisory  Agreement between American Skandia Investment  Services,  Inc. and Pacific Investment
                                    Management Company for the AST PIMCO Limited Maturity Bond Portfolio.

         xvii              (49)     Sub-advisory  Agreement  between American  Skandia  Investment  Services,  Incorporated and T. Rowe
                                    Price International, Inc. for the AST T. Rowe Price Global Bond Portfolio.

                           (50)     Sub-advisory  Agreement  between  American  Skandia  Investment  Services,  Incorporated  and Janus
                                    Capital Management LLC for the AST Janus Overseas Growth Portfolio.

                           (51)     Sub-advisory  Agreement  between American Skandia  Investment  Services,  Incorporated and Deutsche
                                    Asset Management, Inc. for the AST DeAM International Equity Portfolio.

         xvi               (52)     Sub-advisory  Agreement  between American Skandia  Investment  Services,  Incorporated and American
                                    Century Investment Management, Inc. for the AST American Century International Growth Portfolio.

         xvi               (53)     Sub-advisory  Agreement  between American Skandia  Investment  Services,  Incorporated and American
                                    Century Investment Management, Inc. for the AST American Century Strategic Balanced Portfolio.

         xvi               (54)     Sub-advisory  Agreement  between American Skandia  Investment  Services,  Incorporated and American
                                    Century Investment Management, Inc. for the AST American Century Income & Growth Portfolio.

         xxiii             (55)     Sub-advisory  Agreement  between  American  Skandia  Investment  Services,  Incorporated and Strong
                                    Capital Management, Inc. for the AST Strong International Equity Portfolio.

                           (56)     Sub-advisory  Agreement  between American Skandia  Investment  Services,  Incorporated and Deutsche
                                    Asset Management, Inc. for the AST DeAM Global Allocation Portfolio.

         iv                (57)     Sub-advisory  Agreement  between American  Skandia  Investment  Services,  Incorporated and INVESCO
                                    Trust Company for the AST INVESCO Equity Income Portfolio.

         viii              (58)     Amendment to Sub-advisory  Agreement between American Skandia  Investment  Services,  Incorporated,
                                    INVESCO Trust Company and INVESCO Funds Group, Inc. for the AST INVESCO Equity Income Portfolio.

         xix               (59)     Sub-advisory  Agreement  between American  Skandia  Investment  Services,  Incorporated and Goldman
                                    Sachs Asset Management for the AST Goldman Sachs Small-Cap Value Portfolio.

         v                 (60)     Sub-advisory  Agreement  between American  Skandia  Investment  Services,  Incorporated and Cohen &
                                    Steers Capital Management, Inc. for the AST Cohen & Steers Realty Portfolio.

         xviii             (61)     Sub-advisory  Agreement  between American  Skandia  Investment  Services,  Incorporated and Marsico
                                    Capital Management, LLC for the AST Marsico Capital Growth Portfolio.

         vii               (62)     Sub-advisory   Agreement   between  American   Skandia   Investment   Services,   Incorporated  and
                                    Neuberger&Berman Management, Incorporated for the AST Neuberger Berman Mid-Cap Value Portfolio.

         vii               (63)     Sub-advisory   Agreement   between  American   Skandia   Investment   Services,   Incorporated  and
                                    Neuberger&Berman Management, Incorporated for the AST Neuberger Berman Mid-Cap Growth Portfolio.

         xx                (64)     Sub-advisory  Agreement  between American  Skandia  Investment  Services,  Incorporated and Pilgrim
                                    Baxter & Associates, Ltd. for the AST PBHG Small-Cap Growth Portfolio.

         xxiii             (65)     Sub-advisory  Agreement  between American Skandia  Investment  Services,  Incorporated and Deutsche
                                    Asset Management, Inc. for the AST DeAM Small-Cap Growth Portfolio.

         xii               (66)     Sub-advisory   Agreement   between  American   Skandia   Investment   Services,   Incorporated  and
                                    Massachusetts Financial Services Company for the AST MFS Global Equity Portfolio.

         xii               (67)     Sub-advisory   Agreement   between  American   Skandia   Investment   Services,   Incorporated  and
                                    Massachusetts Financial Services Company for the AST MFS Growth Portfolio.

         xii               (68)     Sub-advisory   Agreement   between  American   Skandia   Investment   Services,   Incorporated  and
                                    Massachusetts Financial Services Company for the AST MFS Growth with Income Portfolio.

         xxiii             (69)     Sub-advisory  Agreement between American Skandia Investment  Services,  Incorporated and Fred Alger
                                    Management, Inc. for the AST Alger All-Cap Growth Portfolio.

                           (70)     Sub-advisory  Agreement  between  American  Skandia  Investment  Services,  Incorporated  and Janus
                                    Capital Management LLC. for the AST Janus Mid-Cap Growth Portfolio.

         xv                (71)     Sub-advisory  Agreement  between American Skandia  Investment  Services,  Incorporated and Alliance
                                    Capital Management L.P. for the AST Alliance Growth Portfolio.

         xvii              (72)     Sub-advisory  Agreement between American Skandia Investment  Services,  Incorporated and Sanford C.
                                    Bernstein & Co., LLC for the AST Sanford Bernstein Managed Index 500 Portfolio.

         xv                (73)     Sub-advisory  Agreement  between American Skandia  Investment  Services,  Incorporated and Alliance
                                    Capital Management L.P. for the AST Alliance Growth and Income Portfolio.

                           (74)     Sub-advisory Agreement between American Skandia Investment Services,  Inc. and Federated Investment
                                    Counseling for the AST Federated Aggressive Growth Portfolio.

                           (75)     Sub-Sub-advisory  Agreement between Federated Investment Counseling and Federated Global Investment
                                    Management Corp. for the AST Federated Aggressive Growth Portfolio.

         xvii              (76)     Sub-advisory  Agreement  between American Skandia  Investment  Services,  Inc. and GAMCO Investors,
                                    Inc. for the AST Gabelli Small-Cap Value Portfolio.

         xvii              (77)     Sub-advisory  Agreement  between American Skandia  Investment  Services,  Inc. and GAMCO Investors,
                                    Inc. for the AST Gabelli All-Cap Value Portfolio.

                           (78)     Sub-advisory  Agreement  between  American  Skandia  Investment  Services,  Inc. and Deutsche Asset
                                    Management, Inc. for the AST DeAM Large-Cap Value Portfolio.

         xvii              (79)     Sub-advisory  Agreement between American Skandia  Investment  Services,  Inc. and Lord Abbett & Co.
                                    for the AST Lord Abbett Bond-Debenture Portfolio.

         xix               (80)     Sub-advisory  Agreement  between  American  Skandia  Investment  Services,  Incorporated,  Alliance
                                    Capital Management L.P. and Sanford C. Bernstein & Co., LLC for the AST  Alliance/Bernstein  Growth
                                    + Value Portfolio.

         xix               (81)     Sub-advisory  Agreement between American Skandia Investment  Services,  Incorporated and Sanford C.
                                    Bernstein & Co., LLC for the AST Sanford Bernstein Core Value Portfolio.

         xxiv              (82)     Sub-advisory  Agreement  between  American  Skandia  Investment  Services,  Inc. and Deutsche Asset
                                    Management, Inc. for the AST DeAM Small-Cap Value Portfolio.

         xxiv              (83)     Sub-advisory  Agreement  between  American  Skandia  Investment  Services,  Inc. and Deutsche Asset
                                    Management, Inc. for the AST DeAM Large-Cap Growth Portfolio.

                           (84)     Sub-advisory  Agreement  between  American  Skandia  Investment  Services,  Inc. and Deutsche Asset
                                    Management, Inc. for the AST DeAM Bond Portfolio.

         vi       (e).     (1)      Sales Agreement between Registrant and American Skandia Life Assurance Corporation.

         ii                (2)      Sales Agreement between Registrant and Kemper Investors Life Insurance Company.

                  (f).     None.

         viii     (g).     (1)      Amended and Restated Custody Agreement between Registrant and Morgan Stanley Trust Company.

         xx                (2)      Foreign Custody Manager Delegation Amendment between Registrant and The Chase Manhattan Bank.

         vi                (3)      Amended Custodian Agreement between Registrant and Provident National Bank.

         viii              (4)      Amendment to Custodian Services Agreement between Registrant and PNC Bank, N.A.

         xv                (5)      Amendment to Custodian Services Agreement between Registrant and PFPC Trust Company

         vi                (6)      Amended  Transfer  Agency  Agreement  between   Registrant  and  Provident   Financial   Processing
                                    Corporation.

         vi       (h).     (1)      Amended Administration Agreement between Registrant and Provident Financial Processing Corporation.

         iii               (2)      Service Agreement between American Skandia Investment  Services,  Incorporated and Kemper Investors
                                    Life Insurance Company.

         xxiv     (i).     Consent of Counsel for the Registrant.

                  (j).     Independent Auditors' Consent.

                  (k).     None.

         vi       (l).     Certificate re:  initial $100,000 capital.

         xv       (m)      Form of Rule 12b-1 plan

                  (n).     None.

         xvi      (p)      (1)      Form of Code of Ethics of Registrant pursuant to Rule 17j-1.

         xvi               (2)      Form of Code of Ethics of American Skandia Investment Services, Incorporated.

         xvi               (3)      Form of Code of Ethics of American Skandia Marketing, Incorporated.

         xviii             (4)      Form of Code of Ethics of Alliance Capital Management L.P.

         xviii             (5)      Form of Code of Ethics of American Century Investment Management, Inc.

         xviii             (6)      Form of Code of Ethics of Cohen & Steers Capital Management, Inc.

         xxiii             (7)      Form of Code of Ethics of Deutsche Asset Management, Inc.

         xviii             (8)      Form of Code of Ethics of Federated Investment Counseling

                           (9)      Form of Code of Ethics of Federated Global Investment Management Corp.

         xviii             (10)     Form of Code of Ethics of Fred Alger Management, Inc.

         xviii             (11)     Form of Code of Ethics of GAMCO Investors, Inc.

         xix               (12)     Form of Code of Ethics of Goldman Sachs Asset Management

         xviii             (13)     Form of Code of Ethics of INVESCO Funds Group, Inc.

         xviii             (14)     Form of Code of Ethics of Janus Capital Corporation

         xviii             (15)     Form of Code of Ethics of Lord, Abbett & Co.

                           (16)     Form of Code of Ethics of Marsico Capital Management, LLC

         xviii             (17)     Form of Code of Ethics of Massachusetts Financial Services Company

         xviii             (18)     Form of Code of Ethics of Neuberger Berman Management, Inc.

         xix               (19)     Form of Code of Ethics of Pacific Investment Management Company LLC

         xx                (20)     Form of Code of Ethics of Pilgrim Baxter & Associates, Ltd.

         xviii             (21)     Form of Code of Ethics of Sanford C. Bernstein & Co., LLC

         xxiii             (22)     Form of Code of Ethics of Strong Capital Management, Inc.

         xviii             (23)     Form of Code of Ethics of T. Rowe Price Associates, Inc.

         xviii             (24)     Form of Code of Ethics of T. Rowe Price International, Inc.

         xx                (25)     Form of Code of Ethics of Wells Capital Management, Incorporated
-------------------
i        Filed as an Exhibit to  Post-Effective  Amendment No. 18 to  Registration  Statement,  which  Amendment was filed via EDGAR on
         April 30, 1996, and is incorporated herein by reference.

ii       Filed as an Exhibit to  Post-Effective  Amendment No. 20 to  Registration  Statement,  which  Amendment was filed via EDGAR on
         December 24, 1996, and is incorporated herein by reference.

iii      Filed as an Exhibit to  Post-Effective  Amendment No. 21 to  Registration  Statement,  which  Amendment was filed via EDGAR on
         February 28, 1997, and is incorporated herein by reference.

iv       Filed as an Exhibit to  Post-Effective  Amendment No. 23 to  Registration  Statement,  which  Amendment was filed via EDGAR on
         October 7, 1997, and is incorporated herein by reference.

v        Filed as an Exhibit to  Post-Effective  Amendment No. 24 to  Registration  Statement,  which  Amendment was filed via EDGAR on
         December 19, 1997, and is incorporated herein by reference.

vi       Filed as an Exhibit to  Post-Effective  Amendment No. 25 to  Registration  Statement,  which  Amendment was filed via EDGAR on
         March 2, 1998, and is incorporated herein by reference.

vii      Filed as an Exhibit to Post-Effective  Amendment No. 26 to Registration Statement,  which Amendment was filed via EDGAR on May
         1, 1998, and is incorporated herein by reference.

viii     Filed as an Exhibit to  Post-Effective  Amendment No. 27 to  Registration  Statement,  which  Amendment was filed via EDGAR on
         October 16, 1998, and is incorporated herein by reference.

ix       Filed as an Exhibit to  Post-Effective  Amendment No. 28 to  Registration  Statement,  which  Amendment was filed via EDGAR on
         December 28, 1998, and is incorporated herein by reference.

x        Filed as an Exhibit to  Post-Effective  Amendment No. 30 to  Registration  Statement,  which  Amendment was filed via EDGAR on
         April 28, 1999, and is incorporated herein by reference.

xi       Filed as an Exhibit to  Post-Effective  Amendment No. 31 to  Registration  Statement,  which  Amendment was filed via EDGAR on
         August 4, 1999, and is incorporated herein by reference.

xii      Filed as an Exhibit to  Post-Effective  Amendment No. 32 to  Registration  Statement,  which  Amendment was filed via EDGAR on
         October 15, 1999, and is incorporated herein by reference.

xiii     Filed as an Exhibit to  Post-Effective  Amendment No. 33 to  Registration  Statement,  which  Amendment was filed via EDGAR on
         October 19, 1999, and is incorporated herein by reference.

xiv      Filed as an Exhibit to  Post-Effective  Amendment No. 34 to  Registration  Statement,  which  Amendment was filed via EDGAR on
         February 16, 2000, and is incorporated herein by reference.

xv       Filed as an Exhibit to  Post-Effective  Amendment No. 35 to  Registration  Statement,  which  Amendment was filed via EDGAR on
         April 27, 2000, and is incorporated herein by reference.

xvi      Filed as an Exhibit to  Post-Effective  Amendment No. 36 to  Registration  Statement,  which  Amendment was filed via EDGAR on
         July 28, 2000, and is incorporated herein by reference.

xvii     Filed as an Exhibit to  Post-Effective  Amendment No. 37 to  Registration  Statement,  which  Amendment was filed via EDGAR on
         October 10, 2000, and is incorporated herein by reference.

xviii    Filed as an Exhibit to  Post-Effective  Amendment No. 38 to  Registration  Statement,  which  Amendment was filed via EDGAR on
         February 15, 2001, and is incorporated herein by reference.

xix      Filed as an Exhibit to  Post-Effective  Amendment No. 39 to  Registration  Statement,  which  Amendment was filed via EDGAR on
         April 30, 2001, and is incorporated herein by reference.

xx       Filed as an Exhibit to  Post-Effective  Amendment No. 40 to  Registration  Statement,  which  Amendment was filed via EDGAR on
         July 16, 2001, and is incorporated herein by reference.

xxi      Filed as an Exhibit to  Post-Effective  Amendment No. 41 to  Registration  Statement,  which  Amendment was filed via EDGAR on
         September 14, 2001, and is incorporated herein by reference.

xxii     Filed as an Exhibit to  Post-Effective  Amendment No. 42 to  Registration  Statement,  which  Amendment was filed via EDGAR on
         October 11, 2001, and is incorporated herein by reference.

xxiii    Filed as an Exhibit to  Post-Effective  Amendment No. 43 to  Registration  Statement,  which  Amendment was filed via EDGAR on
         December 10, 2001, and is incorporated herein by reference.

xxiv     Filed as an Exhibit to  Post-Effective  Amendment No. 44 to  Registration  Statement,  which  Amendment was filed via EDGAR on
         February 15, 2002, and is incorporated herein by reference.

ITEM 24. Persons Controlled By or Under Common Control with Registrant
         -------------------------------------------------------------

         Registrant  does not control any person within the meaning of the  Investment  Company Act of 1940.  Registrant  may be deemed to be under common  control with its  investment  manager and its  affiliates  because a controlling  interest in Registrant is held of record by American Skandia Life Assurance  Corporation.  See Registrant's  Statement of Additional  Information under "Organization and
Management of the Trust" and "Other Information."

ITEM 25. Indemnification
         ---------------

         Section 5.2 of the Registrant's Amended and Restated Declaration of Trust provides as follows:

         The Trust shall indemnify each of its Trustees,  officers,  employees,  and agents (including persons who serve at its request as directors,  officers,  employees, agents or trustees of another organization in which it has any interest as a shareholder, creditor or  otherwise)  against all  liabilities  and expenses  (including  amounts paid in  satisfaction  of  judgments,  in compromise,  as fines and  penalties,  and as counsel  fees)  reasonably  incurred  by him in  connection  with the defense or disposition of any action, suit or other proceeding,  whether civil or criminal,  in which he may be involved or with which he may be threatened,  while in office or thereafter,  by reason of his being or having been such a trustee, officer, employee or agent,  except  with  respect  to any  matter  as to which he shall  have  been  adjudicated  to be liable to the Trust or its
         Shareholders  by reason of having acted in bad faith,  willful  misfeasance,  gross  negligence  or reckless  disregard of his duties;  provided,  however,  that as to any matter disposed of by a compromise payment by such person,  pursuant to a consent decree or otherwise,  no  indemnification  either for said payment or for any other expenses shall be provided unless approved as in the best  interests of the Trust,  after  notice that it involves  such  indemnification,  by at least a majority of the disinterested  Trustees  acting on the matter  (provided that a majority of the  disinterested  Trustees then in office act on the matter) upon a determination,  based upon a review of readily  available  facts,  that (i) such person acted in good faith in the  reasonable  belief that his or her action was in the best  interests  of the Trust and (ii) is not liable to the Trust or the Shareholders by reason of willful  misfeasance,  bad faith,  gross negligence or reckless  disregard of duties;  or the trust shall have received a written  opinion from  independent  legal counsel  approved by the Trustees to the effect that (x)
         if the matter of good faith and reasonable belief as to the best interests of the Trust, had been  adjudicated,  it would have been  adjudicated  in favor of such person,  and (y) based upon a review of readily  available  facts such  trustee,  officer, employee  or agent did not  engage in  willful  misfeasance,  gross  negligence  or  reckless  disregard  of duty.  The rights accruing to any Person  under  these  provisions  shall not  exclude  any other  right to which he may be  lawfully  entitled;
         provided that no Person may satisfy any right of indemnity or  reimbursement  granted  herein or in Section 5.1 or to which he may be otherwise  entitled  except out of the property of the Trust,  and no  Shareholder  shall be  personally  liable to any
         Person with respect to any claim for  indemnity  or  reimbursement  or  otherwise.  The Trustees may make advance  payments in connection  with  indemnification  under this Section 5.2,  provided  that the  indemnified  person shall have given a written undertaking  to  reimburse  the  Trust  in  the  event  it  is  subsequently  determined  that  he is  not  entitled  to  such indemnification and, provided further,  that the Trust shall have obtained  protection,  satisfactory in the sole judgement of the  disinterested  Trustees acting on the matter (provided that a majority of the  disinterested  Trustees then in office act on the matter),  against losses arising out of such advance  payments or such Trustees , or  independent  legal counsel,  in a written opinion,  shall have determined,  based upon a review of readily  available facts that there is reason to believe that such person will be found to be entitled to such indemnification.

         With respect to liability of the Investment  Manager to Registrant or to  shareholders of  Registrant's  Portfolios  under the
Investment  Management  Agreements,  reference  is made to  Section  13 or 14 of each form of  Investment  Management  Agreement  filed herewith or incorporated by reference herein.

         With respect to the Sub-Advisors'  indemnification of the Investment Manager and its affiliated and controlling  persons,  and the Investment Manager's  indemnification of each Sub-advisor and its affiliated and controlling persons,  reference is made to Section
14 (Section 9 in the case of the  Sub-Advisory  Agreement for the AST JanCap Growth  Portfolio) of each form of Sub-Advisory  Agreement filed herewith or incorporated by reference herein.

         Insofar as indemnification  for liability arising under the Securities Act of 1933 may be permitted to trustees,  officers and controlling persons of the Registrant pursuant to the foregoing provisions,  or otherwise,  the Registrant has been advised that in the opinion of the Securities and Exchange  Commission (the  "Commission")  such  indemnification  is against public policy as expressed in the Act and is,  therefore,  unenforceable.  In the event that a claim for  indemnification  against such  liabilities  (other than the payment  by the  Registrant  or  expenses  incurred  or paid by a trustee,  officer  or  controlling  person of the  Registrant  in the successful  defense of any action,  suit or proceeding) is asserted by such director,  officer or controlling person in connection with the securities being  registered,  the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent,  submit to a court of appropriate  jurisdiction the question whether such  indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.          Business and Other Connections of Investment Adviser
                  ----------------------------------------------------

         American Skandia Investment Services,  Incorporated ("ASISI"), One Corporate Drive, Shelton,  Connecticut 06484, serves as the investment  manager to the  Registrant.  Information  as to the officers  and  directors of ASISI is included in ASISI's Form ADV (File
No.  801-40532),  including the amendments to such Form ADV filed with the Commission on February 28, 2001, June 29, 2001 and March 28,
2002 and is incorporated herein by reference.

ITEM 27. Principal Underwriter
         ---------------------

         Registrant's  shares are presently  offered  exclusively  as an investment  medium for life insurance  companies  writing both variable  annuity and variable life insurance  policies.  Pursuant to an exemptive  order of the  Commission,  Registrant may also sell its shares  directly to the Skandia  Qualified  Plan and other  qualified  plans.  If  Registrant  sells its shares to other  qualified plans, it intends to use American Skandia Marketing,  Incorporated  ("ASM,  Inc.") or another affiliated  broker-dealer as underwriter, if so required by applicable  law. ASM, Inc. is registered as a  broker-dealer  with the  Commission  and the National  Association  of
Securities Dealers.  It is an affiliate of ASISI and American Skandia Life Assurance  Corporation,  being a wholly-owned  subsidiary of
American Skandia, Incorporated.

         The following  individuals,  all of whom have as their principal business address, One Corporate Drive,  Shelton,  Connecticut
06484, are the current officers and/or directors of ASM, Inc.:

Wade A. Dokken                                         President & Chief Executive Officer
Thomas M. Mazzaferro                                   Executive Vice President,  Treasurer, Corporate Controller, Chief Financial
                                                       Officer & Director
Patricia J. Abram                                      Senior Vice President
Lori Allen                                             Vice President
Hollie Briggs                                          Vice President
Robert Brinkman                                        Senior Vice President
Carl Cavaliere                                         Vice President, Corporate Treasurer and Business Controller
Lucinda C. Ciccarello                                  Vice President
John W. Coleman                                        Vice President
Timothy S. Cronin                                      Vice President
Lincoln R. Collins                                     Senior Vice President, Chief  Operating Officer & Director
Lisa Foote                                             Vice President
Jacob Herschler                                        Vice President
Michael A. Murray                                      Senior Vice President
Carl E. Oberholtzer                                    Vice President
David A. Pugliese                                      Interim Chief Compliance Officer
Polly Rae                                              Vice President
Rebecca Ray                                            Senior Vice President
Timothy A. Rogers                                      Vice President
Hayward L. Sawyer                                      Senior Vice President
Guy Sullivan                                           Vice President
Amanda C. Sutyak                                       Vice President
Robert G. Whitcher                                     Director
Kirk Wickman                                           Senior Vice President and General Counsel
Kathleen A. Chapman                                    Corporate Secretary

         Of the above, the following  individual is an officer and trustee of Registrant:  Wade A. Dokken (Chief Executive  Officer and
Trustee).

ITEM 28. Location of Accounts and Records
         --------------------------------

         Records  regarding the  Registrant's  securities  holdings are  maintained at  Registrant's  Custodians,  PFPC Trust  Company,
Airport Business Center,  International  Court 2, 200 Stevens Drive,  Philadelphia,  Pennsylvania  19113, and The Chase Manhattan Bank,
One  Pierrepont  Plaza,  Brooklyn,  New York 11201.  Certain  records  with respect to the  Registrant's  securities  transactions  are maintained at the offices of the various  sub-advisors  to the Registrant.  The  Registrant's  corporate  records are maintained at its offices at One  Corporate  Drive,  Shelton,  Connecticut  06484.  The  Registrant's  financial and  interestholder  ledgers and similar financial records are maintained at the offices of its Administrator, PFPC Inc., 103 Bellevue Parkway, Wilmington, DE 19809.

ITEM 29. Management Services
         -------------------

         None.

ITEM 30. Undertakings
         ------------

         None.

                                                              SIGNATURES
                                                              ----------

         Pursuant to the  requirements of the Securities Act of 1933, as amended,  and the Investment  Company Act of 1940, as amended, the Registrant has duly caused this Amendment to its Registration  Statement to be signed on its behalf by the  undersigned,  thereunto duly  authorized,  in the City of  Shelton  and  State of  Connecticut,  on the 1st day of May,  2002.  This  Amendment  meets  all the requirements for effectiveness under paragraph (b) of rule 485 under the Securities Act of 1933.

                                                                       By: /s/ Edward P. Macdonald
                                                                           -----------------------
                                                                           Edward P. Macdonald
                                                                           Secretary

         Pursuant to the  requirements  of the Securities Act of 1933,  this  Amendment to its  Registration  Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                                            Title                              Date
---------                                            -----                              ----

/s/ Wade A. Dokken*                         President                                   5/1/02
-------------------                                                                     ------
Wade A. Dokken

/s/ Edward P. Macdonald                     Secretary                                   5/1/02
-----------------------                                                                 ------
Edward P. Macdonald

/s/ Richard G. Davy, Jr.                    Treasurer (Chief                            5/1/02
------------------------                                                                ------
Richard G. Davy, Jr.                        Financial and Accounting
                                            Officer)

/s/ David E. A. Carson*                     Trustee                                     5/1/02
----------------------                                                                  ------
David E. A. Carson

/s/ Julian A. Lerner*                       Trustee                                     5/1/02
---------------------                                                                   ------
Julian A. Lerner

/s/ Thomas M. O'Brien*                      Trustee                                     5/1/02
---------------------                                                                   ------
Thomas M. O'Brien

/s/ John A. Pileski*                        Trustee                                     5/1/02
-------------------                                                                     ------
John A. Pileski

/s/ F. Don Schwartz*                        Trustee                                     5/1/02
-------------------                                                                     ------
F. Don Schwartz

                                            *By:  /s/ Susann A. Palumbo
                                                  ---------------------
                                                  Susann A. Palumbo

                                           *Pursuant to Powers of Attorney previously filed.

                                                                                                              Registration No. 33-24962

                                                  SECURITIES AND EXCHANGE COMMISSION
                                                        WASHINGTON, D.C. 20549

                                                               EXHIBITS
                                              FILED WITH POST-EFFECTIVE AMENDMENT NO. 45
                                                             TO FORM N-1A

                                                   REGISTRATION STATEMENT UNDER THE
                                                      SECURITIES ACT OF 1933 AND
                                                    INVESTMENT COMPANY ACT OF 1940

                                                        AMERICAN SKANDIA TRUST

                                                               Exhibits
                                                               --------

                                                           -----------------

                  Exhibit Number                         Description
                  --------------                         -----------

                           (d)(11)        Investment   Management   Agreement  between   Registrant  and  American  Skandia  Investment
                                          Services, Incorporated for the AST DeAM International Equity Portfolio.

                           (d)(16)        Investment   Management   Agreement  between   Registrant  and  American  Skandia  Investment
                                          Services, Incorporated for the AST DeAM Global Allocation Portfolio.

                           (d)(35)        Investment   Management   Agreement  between   Registrant  and  American  Skandia  Investment
                                          Services, Incorporated for the AST DeAM Large-Cap Value Portfolio.

                           (d)(41)        Investment   Management   Agreement  between   Registrant  and  American  Skandia  Investment
                                          Services, Incorporated for the AST DeAM Bond Portfolio.

                           (d)(42)        Sub-advisory  Agreement between American Skandia Investment Services,  Incorporated and Janus
                                          Capital Management, LLC for the AST JanCap Growth Portfolio.

                           (d)(50)        Sub-advisory  Agreement between American Skandia Investment Services,  Incorporated and Janus
                                          Capital Management LLC for the AST Janus Overseas Growth Portfolio.

                           (d)(51)        Sub-advisory  Agreement  between  American  Skandia  Investment  Services,  Incorporated  and
                                          Deutsche Asset Management, Inc. for the AST DeAM International Equity Portfolio.

                           (d)(56)        Sub-advisory  Agreement  between  American  Skandia  Investment  Services,  Incorporated  and
                                          Deutsche Asset Management, Inc. for the AST DeAM Global Allocation Portfolio.

                           (d)(70)        Sub-advisory  Agreement between American Skandia Investment Services,  Incorporated and Janus
                                          Capital Management LLC for the AST Janus Mid-Cap Growth Portfolio.

                           (d)(74)        Sub-advisory  Agreement  between  American  Skandia  Investment  Services,  Incorporated  and
                                          Federated Investment Counseling for the AST Federated Aggressive Growth Portfolio.

                           (d)(75)        Sub-Sub-advisory  Agreement  between  Federated  Investment  Counseling and Federated  Global
                                          Investment Management Corp. for the AST Federated Aggressive Growth Portfolio.

                           (d)(79)        Sub-advisory  Agreement  between  American  Skandia  Investment  Services,  Incorporated  and
                                          Deutsche Asset Management, Inc. for the AST DeAM Large-Cap Value Portfolio.

                           (d)(84)        Sub-advisory  Agreement  between  American  Skandia  Investment  Services,  Incorporated  and
                                          Deutsche Asset Management, Inc. for the AST DeAM Bond Portfolio.

                           (j)            Independent Auditor's Consent.

                           (p)(9)         Form of Code of Ethics of Federated Global Investment Management Corp.

                           (p)(16)        Form of Code of Ethics of Marsico Capital Management, LLC